Registration No. 333-156019

811-21397

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933
Post-Effective Amendment No. 20	☒

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 60	☒

NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-IV

(Exact Name of Registrant)

NEW YORK LIFE INSURANCE AND

ANNUITY CORPORATION

(Name of Depositor)

51 Madison Avenue,

New York, New York 10010

(Address of Depositor’s Principal Executive Office)

Depositor’s Telephone Number: (212) 576-7000

Trina Sandoval, Esq. New York Life Insurance and Annuity Corporation 51 Madison Avenue New York, New York 10010 (Name and Address of Agent for Service)

Copy to:

Chip Lunde, Esq. Carlton Fields Jorden Burt 1025 Thomas Jefferson Street, NW Suite 400 East Washington, D.C. 20007-5208	Thomas F. English, Esq. Senior Vice President, Deputy General Counsel and Chief Insurance Counsel New York Life Insurance Company 51 Madison Avenue New York, New York 10010

Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485.
☒	on May 1, 2017 pursuant to paragraph (b) of Rule 485.
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485.
☐	on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

☒	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered:	Units of interest in a separate account under variable annuity contracts.

PROSPECTUS Dated May 1, 2017

for

New York Life Premier Variable Annuity

From

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a Delaware Corporation)

51 Madison Avenue, Room 251,

New York, New York 10010

Investing in

NYLIAC Variable Annuity Separate Account-III

NYLIAC Variable Annuity Separate Account-IV

This Prospectus describes the individual flexible premium New York Life Premier Variable Annuity policies issued by New York Life Insurance and Annuity Corporation (NYLIAC). We have discontinued sales of new policies, but we still accept new premium payments for in-force policies. We designed these policies to assist individuals with their long-term retirement planning or other long-term needs. You can use these policies with retirement plans that do or do not qualify for special federal income tax treatment. The policies offer no additional tax benefit when used with plans that qualify for special federal income tax treatment. The policies offer flexible premium payments, access to your money through partial withdrawals (some withdrawals may be subject to a surrender charge and/or penalty tax), a choice of when Income Payments commence, and a guaranteed death benefit if the Owner dies before Income Payments have commenced.

NYLIAC offered an individual single premium version of the policies in some states. Appendix 1 of this Prospectus modifies the May 1, 2017 Prospectus for the policies to describe the single premium version of the policies. The principal difference between the single premium version and the flexible premium version of the policies is that under the single premium policies you can only make one premium payment.

You can choose to have the Mortality and Expense Risk and Administrative Costs Charge (“M&E Charge”) associated with your policy assessed based on either the Accumulation Value of the policy (which invests in Separate Account III) or the Adjusted Premium Payments (which invests in Separate Account IV). The M&E Charge assessed to your policy will be based on the option that you choose. You must choose your M&E Charge option prior to the issuance of the policy. Once the M&E Charge option is chosen it cannot be changed.

For Accumulation Value based M&E Charge policies, the M&E Charge is assessed based on the Accumulation Value of the policy and will vary with fluctuations in the policy’s Accumulation Value. For Premium based M&E Charge policies, the M&E Charge is assessed based on the Adjusted Premium Payments and will not vary with fluctuations in the policy’s Accumulation Value. Please see “TABLE OF FEES AND EXPENSES—Periodic Charges Other Than Fund Company Charges” for more information.

You should read this Prospectus carefully before investing and keep it for future reference. This Prospectus is not valid unless it is accompanied by the current prospectuses for the Eligible Portfolios of the Funds in which the Investment Divisions invest (the “Funds” and each individually, a “Fund”). Please contact us at (800) 598-2019, or contact your registered representative, if you do not have the accompanying book of underlying fund prospectuses.

To learn more about the policies, you can obtain a copy of the Statement of Additional Information (SAI) dated May 1, 2017. The SAI has been filed with the Securities and Exchange Commission (SEC) and is incorporated by reference into this Prospectus. The table of contents for the SAI appears at the end of this Prospectus. For a free copy of the SAI, call us at (800) 598-2019 or write to us at the address noted above. The SEC maintains a website (http://www.sec.gov) that contains the SAI and other information that is filed electronically with the SEC.

The SEC has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.

The policies involve risks, including potential loss of principal invested. The policies are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the FDIC, the Federal Reserve Board, or any other agency.

Your premium payments accumulate on a tax-deferred basis. This means your earnings are not taxed until you take money out of your policy, which can be done in several ways. You can split your premium payments among a Fixed Account, the Dollar Cost Averaging Advantage Account, and the Investment Divisions listed below. You may also allocate your premium payments to an Asset Allocation Model. The Investment Divisions and Asset Allocation Models listed below are available regardless of the M&E Charge structure that you choose.

•    MainStay VP Absolute Return Multi-Strategy — Service Class

•    MainStay VP Balanced — Service Class

•    MainStay VP Bond — Service Class

•    MainStay VP Common Stock — Service Class

•    MainStay VP Conservative Allocation — Service Class

•    MainStay VP Convertible — Service Class

•    MainStay VP Cornerstone Growth — Service Class

•    MainStay VP Cushing® Renaissance Advantage — Service Class

•    MainStay VP Eagle Small Cap Growth

•    MainStay VP Emerging Markets Equity — Service Class

•    MainStay VP Epoch U.S. Equity Yield — Service Class*

•    MainStay VP Epoch U.S. Small Cap — Service Class

•    MainStay VP Floating Rate — Service Class

•    MainStay VP Government — Service Class

•    MainStay VP Growth Allocation — Service Class

•    MainStay VP High Yield Corporate Bond — Service Class

•    MainStay VP Income Builder — Service Class

•    MainStay VP Indexed Bond — Service Class

•    MainStay VP International Equity — Service Class

•    MainStay VP Janus Balanced

•    MainStay VP Large Cap Growth — Service Class

•    MainStay VP MFS® Utilities — Service Class

•    MainStay VP Mid Cap Core — Service Class

•    MainStay VP Moderate Allocation — Service Class

•    MainStay VP Moderate Growth Allocation — Service Class

•    MainStay VP PIMCO Real Return — Service Class

•    MainStay VP S&P 500 Index — Service Class

•    MainStay VP Small Cap Core — Service Class

•    MainStay VP T. Rowe Price Equity Income — Service Class

•    MainStay VP U.S. Government Money Market — Initial Class

•  MainStay VP Unconstrained Bond — Service Class

•  MainStay VP VanEck Global Hard Assets — Initial Class

•  American Funds IS® Global Small Capitalization Fund — Class 4

•  American Funds IS® New World Fund® — Class 4

•  BlackRock® Global Allocation V.I. Fund — Class III

•  BlackRock® High Yield V.I. Fund — Class III

•  ClearBridge Variable Appreciation Portfolio — Class II

•  Columbia Variable Portfolio — Commodity Strategy Fund — Class 2

•  Columbia Variable Portfolio — Emerging Markets Bond Fund — Class 2

•  Columbia Variable Portfolio — Small Cap Value Fund — Class 2

•  Deutsche Alternative Asset Allocation VIP — Class B

•  Dreyfus IP Technology Growth Portfolio — Service Shares

•  Fidelity® VIP Contrafund® Portfolio — Service Class 2

•  Fidelity® VIP Equity-Income Portfolio — Service Class 2

•  Fidelity® VIP Growth Opportunities Portfolio — Service Class 2

•  Fidelity® VIP Mid Cap Portfolio — Service Class 2

•  Invesco V.I. American Value Fund — Series II Shares

•  Invesco V.I. International Growth Fund — Series II Shares

•  Janus Aspen Global Research Portfolio — Service Shares

•  MFS® International Value Portfolio — Service Class

•  MFS® Investors Trust Series — Service Class

•  MFS® Research Series — Service Class

•  Morgan Stanley VIF U.S. Real Estate Portfolio — Class II**

•  Neuberger Berman AMT Mid Cap Growth Portfolio — Class S

•  PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged) — Advisor Class

•  PIMCO VIT Low Duration Portfolio — Advisor Class

•  PIMCO VIT Total Return Portfolio — Advisor Class

•  Victory VIF Diversified Stock Fund — Class A Shares

* Formerly known as MainStay VP ICAP Select Equity

** Formerly known as UIF U.S. Real Estate

Please note that if you have selected the Guaranteed Investment Protection Rider or the Guaranteed Investment Protection Rider 2.0, there are restrictions with regard to your ability to allocate your Premium Payments (as defined in this Prospectus) to the Investment Divisions or Asset Allocation Models. Please see “THE POLICIES—Riders— Guaranteed Investment Protection Rider (optional)” and Guaranteed Investment Protection Rider 2.0 (optional)” for more information.

Asset Allocation Models

Aggressive	Moderately Aggressive

30% MainStay VP Growth Allocation

10% Fidelity® VIP Contrafund® Portfolio

10% MainStay VP Unconstrained Bond

8% American Funds IS® New World Fund®

7% MFS® Investors Trust Series

7% Invesco V.I. International Growth Fund

6% MainStay VP Common Stock

5% MainStay VP Absolute Return Multi-Strategy

5% Neuberger Berman AMT Mid Cap Growth Portfolio

5% Deutsche Alternative Asset Allocation VIP

4% MainStay VP International Equity

3% American Funds IS® Global Small Capitalization Fund

30% MainStay VP Growth Allocation

10% Fidelity® VIP Contrafund® Portfolio

10% MainStay VP Unconstrained Bond

6% MainStay VP Absolute Return Multi-Strategy

6% MFS® Investors Trust Series

5% MainStay VP High Yield Corporate Bond

5% PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)

5% PIMCO VIT Total Return Portfolio

4% Deutsche Alternative Asset Allocation VIP

4% Invesco V.I. International Growth Fund

4% MainStay VP Common Stock

3% American Funds IS® New World Fund®

3% Neuberger Berman AMT Mid Cap Growth Portfolio

2% PIMCO VIT Low Duration Portfolio

2% Columbia Variable Portfolio — Emerging Markets Bond

1% MainStay VP PIMCO Real Return

Moderate	Moderately Conservative
30% MainStay VP Moderate Growth Allocation 15% MainStay VP Unconstrained Bond 7% Fidelity® VIP Contrafund® Portfolio	30% MainStay VP Moderate Allocation 20% MainStay VP Unconstrained Bond 8% MainStay VP Absolute Return Multi-Strategy

7% MainStay VP Absolute Return Multi-Strategy

6% PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)

6% PIMCO VIT Total Return Portfolio

5% BlackRock® Global Allocation V.I. Fund

4% Invesco V.I. International Growth Fund

4% MainStay VP High Yield Corporate Bond

3% Deutsche Alternative Asset Allocation VIP

3% PIMCO VIT Low Duration Portfolio

3% MFS® Investors Trust Series

2% American Funds IS® New World Fund®

2% MainStay VP PIMCO Real Return

2% Neuberger Berman AMT Mid Cap Growth Portfolio

1% Columbia Variable Portfolio — Emerging Markets Bond

8% PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)

8% PIMCO VIT Total Return Portfolio

5% Fidelity® VIP Contrafund® Portfolio

5% BlackRock® Global Allocation V.I. Fund

4% MainStay VP High Yield Corporate Bond

4% PIMCO VIT Low Duration Portfolio

2% Deutsche Alternative Asset Allocation VIP

2% Invesco V.I. International Growth Fund

2% MainStay VP PIMCO Real Return

1% American Funds IS® New World Fund®

1% Neuberger Berman AMT Mid Cap Growth Portfolio

Conservative

30% MainStay VP Unconstrained Bond

20% MainStay VP Conservative Allocation

12% PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)

12% PIMCO VIT Total Return Portfolio

9% MainStay VP Absolute Return Multi-Strategy

5% BlackRock® Global Allocation V.I. Fund

5% PIMCO VIT Low Duration Portfolio

4% MainStay VP High Yield Corporate Bond

2% MainStay VP PIMCO Real Return

1% Deutsche Alternative Asset Allocation VIP

Please be advised that each Asset Allocation Model is designed to achieve a different investment objective and takes into consideration risk tolerance and time horizon. Each Asset Allocation Model corresponds with one of the five Investment Objectives identified on your Investor Profile. (For more information, see “NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION AND THE SEPARATE ACCOUNT – Asset Allocation Models”.)

The Fixed Account is not available for policies issued in the State of New York.

We do not guarantee the investment performance of the Investment Divisions. Depending on current market conditions, you can make or lose money in any of the Investment Divisions.

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APPENDIX 1 – INFORMATION REGARDING SINGLE PREMIUM POLICIES	A-1
APPENDIX 2 – INVESTMENT DIVISION RESTRICTIONS AND ASSET ALLOCATION MODELS AVAILABLE WITH GIPR AND GIPR 2.0	A-2

This Prospectus is not considered an offering in any state where the sale of this policy cannot lawfully be made. We do not authorize any information or representations regarding the offering other than as described in this Prospectus or in any accompanying supplement to this Prospectus or in any authorized supplemental sales material.

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DEFINITIONS

Accumulation Unit—An accounting unit we use to calculate the Variable Accumulation Value prior to the Annuity Commencement Date. Each Investment Division of the Separate Account has a distinct variable Accumulation Unit value.

Accumulation Value—The sum of the Variable Accumulation Value, the Fixed Account Accumulation Value (if applicable), and the DCA Advantage Account Accumulation Value of a policy.

Adjusted Death Benefit Premium Payments—The total dollar amount of premium payments made under this Policy reduced by any Adjusted Death Benefit Premium Payment Proportional Withdrawals.

Adjusted Death Benefit Premium Payment Proportional Withdrawal—An amount equal to the amount withdrawn from this Policy (including any amount withdrawn that may include surrender charges), divided by this Policy’s Accumulation Value immediately preceding the withdrawal, multiplied by the Adjusted Death Benefit Premium Payments immediately preceding the withdrawal.

Adjusted Premium Payment—The total dollar amount of premium payments made under the policy and allocated to the Investment Divisions and DCA Advantage Account reduced by any withdrawals and applicable surrender charges in excess of any gain in the policy.

Allocation Options—The Investment Divisions of the Separate Account, any Asset Allocation Model and the Fixed Account.

Annuitant—The person named on the Policy Data Page and whose life determines the Income Payments.

Annuity Commencement Date—The date on which we are to make the first Income Payment under the policy.

Asset Allocation Category(ies)—A group of Investment Divisions of the Separate Account categorized based on investment risk determined by NYLIAC.

Asset Allocation Model—A model portfolio comprised of Investment Divisions of the Separate Account. The model portfolio is designed by New York Life Investment Management LLC (“New York Life Investments”) and based primarily on investment risk.

Beneficiary—The person or entity having the right to receive the death benefit proceeds set forth in the policy and who is the “designated beneficiary” for purposes of Section 72 of the Code (as defined below).

Business Day—Generally, any day on which the New York Stock Exchange (NYSE) is open for trading. Our Business Day ends at 4:00 p.m. Eastern Time or the close of regular trading of the NYSE, if earlier.

Code—The Internal Revenue Code of 1986, as amended.

Consideration—A premium payment, or a portion thereof and/or, if allowable, a transfer amount from an Investment Division to the Fixed Account.

Dollar Cost Averaging (DCA) Advantage Account Accumulation Value—The sum of premium payments and Breakpoint Credits allocated to the DCA Advantage Account, plus interest credited on those premium payments and Breakpoint Credits, less any transfers and partial withdrawals from the DCA Advantage Account, and less any surrender charges and policy service charges that may already have been deducted from the DCA Advantage Account. The DCA Advantage Account Accumulation Value is supported by assets in NYLIAC’s general account. These assets are subject to the claims of our general creditors. The DCA Advantage Account Accumulation Value will never be less than the DCA Advantage Account portion of the Nonforfeiture Value.

Dollar Cost Averaging (DCA) Advantage Account—An Allocation Option that permits dollar cost averaging over a six-month period, and pays interest on amounts remaining in the account. Amounts are transferred from the DCA Advantage Account to the Investment Division(s) you choose on a monthly basis.

Eligible Portfolios (Portfolios)—The mutual fund portfolios of the funds that are available for investment through the Investment Divisions of the Separate Account.

Fixed Account—An account that is credited with a fixed interest rate which NYLIAC declares and is not part of the Separate Account. The Fixed Account is supported by assets in NYLIAC’s general account, which are subject to the claims of our general creditors.

Fixed Account Accumulation Value—The sum of premium payments and Breakpoint Credits and, if allowable, transfers allocated to the Fixed Account, plus interest credited on those premium payments and Breakpoint Credits and, if

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allowable, transfers, less any transfers and partial withdrawals from the Fixed Account, and less any surrender charges and policy service charges and rider charges assessed on and deducted from the Fixed Account. The Fixed Account Accumulation Value will never be less than the Fixed Account portion of the Nonforfeiture Value.

General Office—A New York Life field office.

Good Order—We consider a transaction to be in “Good Order” if it complies generally with our administrative procedures and all relevant laws and regulations, and the required information is complete and correct. We may delay or reject a request if it is not in Good Order. Good Order generally means the actual receipt by us of instructions relating to the requested transaction in writing (or, if permitted, by telephone or electronically), along with all forms and other information or documentation necessary to complete the request. We may, in our sole discretion, determine whether any particular request is in Good Order. If you have any questions, you should contact us or your registered representative before submitting a form or request.

Income Payments—Periodic payments NYLIAC makes after the Annuity Commencement Date.

Investment Division—The variable investment options available under the policy. Each Investment Division invests exclusively in shares of a specified Eligible Portfolio.

Non-Qualified Policies—Policies that are not available for use by individuals in connection with employee retirement plans intended to qualify for special federal income tax treatment under Sections 403(b), 408, and 408A of the Code. Non-Qualified Policies include policies issued for other retirement plans or arrangements, including plans qualifying under Section 401(a) of the Code.

Nonforfeiture Rate—The rate used to calculate the Fixed Account and DCA Advantage Account Nonforfeiture Values. This rate, as shown on the Policy Data Page, is equal to the lesser of: a) 3.00%, and b) a rate that is not less than 1.00% and determined by using the six-month average of the five-year Constant Maturity Treasury Rate reported by the Federal Reserve for December through May (for period beginning July 1) and June through November (for period beginning January 1), rounded to the nearest .05%, minus 1.25%.

Nonforfeiture Value—The Nonforfeiture Value is equal to 87.50% of the Consideration(s) allocated to the Fixed Account and/or to the DCA Advantage Account accumulated at the Nonforfeiture Rate since the Payment Date or transfer date, minus any amounts withdrawn or transferred from the Fixed Account and/or the DCA Advantage Account, with the remaining amount accumulated at the Nonforfeiture Rate since the date of withdrawal or transfer.

NYLIAC, we, our or us—New York Life Insurance and Annuity Corporation. All written service requests must be sent to the NYLIAC Variable Products Service Center (“VPSC”) at one of the addresses listed in Question 15 of the section of the Prospectus entitled, “Questions and Answers About New York Life Premier Variable Annuity.”

Owner (you, your)—The individual(s) or entity(ies) designated as the Owner in the policy or as subsequently changed, who is entitled to exercise all rights under the policy.

Payment Date—The Business Day on which we receive a premium payment at the address specified in this Prospectus to receive such payment.

Payment Year(s)—With respect to any premium payment, the year(s) beginning on the date such premium payment is made to the policy.

Policy Anniversary—An anniversary of the Policy Date shown on the Policy Data Page.

Policy Data Page—Page 2 of the policy which contains the policy specifications.

Policy Date—The date from which we measure Policy Years, quarters, months, and Policy Anniversaries. It is shown on the Policy Data Page.

Policy Year—A year starting on the Policy Date. Subsequent Policy Years begin on each Policy Anniversary, unless otherwise indicated.

Qualified Policies—Policies for use by individuals under employee retirement plans that are intended to qualify for special federal income tax treatment under Sections 403(b), 408, and 408A of the Code. Qualified Policies do not include policies issued for any other retirement plans or arrangements, including plans qualifying under Section 401(a) of the Code.

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Rider Reset—Changing the guaranteed amount of an Investment Protection Plan Rider, Investment Protection Plan II Rider, Guaranteed Investment Protection Rider or Guaranteed Investment Protection Rider 2.0 to make it equal to the Accumulation Value (less any applicable reductions) on the next Policy Anniversary.

Reset Value—Please see “Riders-Annual Death Benefit Reset Rider (optional)”.

Separate Account—NYLIAC Variable Annuity Separate Account-III or NYLIAC Variable Annuity Separate Account-IV, each a segregated asset account we established to receive and invest premium payments paid under the policies. The Separate Account’s Investment Divisions, in turn, purchase shares of Eligible Portfolios.

Suitability Standards—The criteria used to evaluate whether a recommended transaction, relating to your policy, is suitable for the policyowner.

Variable Accumulation Value—The sum of the current Accumulation Unit value(s) for each of the Investment Divisions multiplied by the number of Accumulation Units held in the respective Investment Division.

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TABLE OF FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. The first table describes the fees and expenses that you will pay at the time that you buy the policy, surrender the policy, or transfer Accumulation Value between investment options. State premium taxes may also be deducted.

Policyowner Transaction Expenses

Guaranteed maximum Surrender Charge as a percentage of the amount withdrawn[1]	8.00%
Current Surrender Charge as a percentage of the amount withdrawn[1]	8.00%
Current and guaranteed maximum Transfer Fee for each transfer over 12 in a Policy Year (currently no charge for the first 12 transfers in a Policy Year).	$30

[1]

In Payment Years 2 and beyond, the percentage applied to calculate the maximum Surrender Charge is reduced as follows: 7% during Payment Year 2; 6% during Payment Year 3; 5% during Payment Year 4; 4% during Payment Year 5; 3% during Payment Year 6; 2% during Payment Year 7; and 0% thereafter.

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including Fund fees and expenses.

Periodic Charges Other Than Fund Company Charges

The charges in the “Accumulation Value Based M&E Charge Policies” column apply if you chose to have M&E charges calculated as an annualized percentage of daily average Variable Accumulation Value. The charges in the “Premium Based M&E Charge Policies” column apply if you chose to have M&E charges calculated as an annualized percentage of Adjusted Premium Payments.

	Accumulation Value Based M&E Charge Policies	Premium Based M&E Charge Policies
Annual Policy Service Charge (for policies with less than $100,000 Accumulation Value)	$30	$30
Current and guaranteed maximum Mortality and Expense Risk and Administrative Costs Charge	1.35%	1.55%

Optional Rider Charges: Investment Protection Plan Rider

Guaranteed maximum Investment Protection Plan Rider Charge for policyowners that selected the rider before February 15, 2010 (calculated as an annualized percentage of the amount that is guaranteed under the Investment Protection Plan Rider, deducted on a quarterly basis).	1.00%
Guaranteed maximum Investment Protection Plan Rider Charge for policyowners that select the rider on or after February 15, 2010 (calculated as annualized percentage of the amount that is guaranteed under the Investment Protection Plan Rider, deducted on a quarterly basis).	1.25%
Current Investment Protection Plan Rider Charge (Riders applied for or Rider Resets on or after May 1, 2016)	0.85%
Current Investment Protection Plan Rider Charge (Riders applied for before May 1, 2016)	0.65%
Current and guaranteed maximum Rider Risk Charge Adjustment (one-time charge for cancellation of the Investment Protection Plan Rider; calculated as a percentage of the amount that is guaranteed.)	2.00%

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Optional Rider Charges: Investment Protection Plan II Rider

Guaranteed maximum Investment Protection Plan II Rider Charge (calculated as an annualized percentage of the amount that is guaranteed under the Investment Protection Plan II Rider, deducted on a quarterly basis).	1.50%
Current Investment Protection Plan II Rider Charge (If Rider Reset on or after May 1, 2016)	0.85%
Current Investment Protection Plan II Rider Charge	0.65%
Current and guaranteed maximum Rider Risk Charge Adjustment (one-time charge for cancellation of the Investment Protection Plan II Rider; calculated as a percentage of the amount that is guaranteed.)	2.00%

Optional Rider Charges: Guaranteed Investment Protection Rider

Guaranteed maximum Guaranteed Investment Protection Rider Charge (calculated as an annualized percentage of the amount that is guaranteed under the Guaranteed Investment Protection Rider, deducted on a quarterly basis).	1.50%
Current Guaranteed Investment Protection Rider Charge (If Rider Reset on or after May 1, 2016)	0.85%
Current Guaranteed Investment Protection Rider Charge	0.65%
Current and guaranteed maximum Rider Risk Charge Adjustment (one-time charge for cancellation of the Guaranteed Investment Protection Rider; calculated as a percentage of the amount that is guaranteed.)	2.00%

Optional Rider Charges: Guaranteed Investment Protection Rider 2.0

Guaranteed maximum Guaranteed Investment Protection Rider 2.0 Charge (calculated as an annualized percentage of the amount that is guaranteed under the Guaranteed Investment Protection Rider 2.0, deducted on a quarterly basis).

10 Year Rider Term	2.00%
11 Year Rider Term	2.00%
12 Year Rider Term	1.50%
13 Year Rider Term	1.50%
14 Year Rider Term	1.50%
15 Year Rider Term	1.50%
20 Year Rider Term	1.50%
Current Guaranteed Investment Protection Rider 2.0 Charge (If Rider Reset on or after May 1, 2016)
10 Year Rider Term	1.30%
11 Year Rider Term	1.05%
12 Year Rider Term	0.85%
13 Year Rider Term	0.70%
14 Year Rider Term	0.60%
15 Year Rider Term	0.50%
20 Year Rider Term	0.60%
Current Guaranteed Investment Protection Rider 2.0 Charge
10 Year Rider Term	1.10%
11 Year Rider Term	0.85%
12 Year Rider Term	0.65%
13 Year Rider Term	0.50%
14 Year Rider Term	0.40%
15 Year Rider Term	0.30%
20 Year Rider Term	0.50%

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Current and guaranteed maximum Rider Risk Charge Adjustment for GIPR 2.0 (one-time charge for cancellation of the Guaranteed Investment Protection Rider 2.0; calculated as a percentage of the amount that is guaranteed under the Guaranteed Investment Protection Rider 2.0):

10 Year Rider Term	2.00%
11 Year Rider Term	2.00%
12 Year Rider Term	2.00%
13 Year Rider Term	2.00%
14 Year Rider Term	2.00%
15 Year Rider Term	2.00%
20 Year Rider Term	1.00%

Optional Rider Charges: Annual Death Benefit Reset Rider

Guaranteed maximum Annual Death Benefit Reset Rider Charge (calculated as an annualized percentage of the Reset Value as of the last Policy Anniversary (or as of the Policy Date if within the first Policy Year), deducted on a quarterly basis; for a detailed explanation of the term “Reset Value,” see “THE POLICIES-Riders-Annual Death Benefit Reset Rider”).	1.00%
Current Annual Death Benefit Rider Charge if the oldest Owner was age 65 or younger at issue	0.30%
Current Annual Death Benefit Rider Charge if the oldest Owner was age 66 to 75 inclusive at issue	0.35%

Optional Rider Charges: ADBR + IPP/IPP II/GIPR/GIPR 2.0

Guaranteed maximum Investment Protection Plan Rider/Annual Death Benefit Reset Rider Package (IPP + ADBR) Charge (calculated as the sum of (1) the Investment Protection Plan Rider Charge, calculated as an annualized percentage of the amount guaranteed under the Investment Protection Plan Rider; and (2) the Annual Death Benefit Reset Rider Charge, calculated as an annualized percentage of the Reset Value as of the last Policy anniversary (or as of the Policy Date if within the first Policy Year)) (Riders applied for before May 1, 2016)	2.00%
Current Investment Protection Plan Rider Charge with IPP + ADBR (If Rider Reset on or after May 1, 2016)	0.80%
Current Investment Protection Plan Rider Charge with IPP + ADBR	0.60%
Guaranteed maximum Investment Protection Plan II Rider/Annual Death Benefit Reset Rider Package (IPP II + ADBR) Charge (calculated as the sum of (1) the Investment Protection Plan II Rider Charge, calculated as an annualized percentage of the amount guaranteed under the Investment Protection Plan II Rider; and (2) the Annual Death Benefit Reset Rider Charge, calculated as an annualized percentage of the Reset Value as of the last Policy anniversary (or as of the Policy Date if within the first Policy Year))	2.00%
Current Investment Protection Plan II Rider Charge with IPP II +ADBR (If Rider Reset on or after May 1, 2016)	0.80%
Current Investment Protection Plan II Rider Charge with IPP II + ADBR	0.60%
Guaranteed maximum Guaranteed Investment Protection Rider/Annual Death Benefit Reset Rider Package (GIPR + ADBR) Charge (calculated as the sum of (1) the Guaranteed Investment Protection Rider Charge, calculated as an annualized percentage of the amount guaranteed under the Guaranteed Investment Protection Rider; and (2) the Annual Death Benefit Reset Rider Charge, calculated as an annualized percentage of the Reset Value as of the last Policy anniversary (or as of the Policy Date if within the first Policy Year)).	2.00%
Current Guaranteed Investment Protection Rider Charge with GIPR + ADBR (If Rider Reset on or after May 1, 2016)	0.80%
Current Guaranteed Investment Protection Rider Charge with GIPR + ADBR	0.60%

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Guaranteed maximum Guaranteed Investment Protection Rider 2.0 /Annual Death Benefit Reset Rider Package (GIPR 2.0 + ADBR) Charge (calculated as the sum of (1) the Guaranteed Investment Protection Rider Charge, calculated as an annualized percentage of the amount guaranteed under the Guaranteed Investment Protection Rider; and (2) the Annual Death Benefit Reset Rider Charge, calculated as an annualized percentage of the Reset Value as of the last Policy anniversary (or as of the Policy Date if within the first Policy Year))

10 Year Term	2.50%
11 Year Term	2.50%
12 Year Term	2.00%
13 Year Term	2.00%
14 Year Term	2.00%
15 Year Term	2.00%
20 Year Term	2.00%
Current Guaranteed Investment Protection Rider 2.0 Charge with GIPR 2.0 + ADBR (If Rider Reset on or after May 1, 2016)
10 Year Term	1.25%
11 Year Term	1.00%
12 Year Term	0.80%
13 Year Term	0.65%
14 Year Term	0.55%
15 Year Term	0.45%
20 Year Term	0.55%
Current Guaranteed Investment Protection Rider 2.0 Charge with GIPR 2.0 + ADBR 10 Year Term	1.05%
11 Year Term	0.80%
12 Year Term	0.60%
13 Year Term	0.45%
14 Year Term	0.35%
15 Year Term	0.25%
20 Year Term	0.45%

Optional Rider Charges: Enhanced Beneficiary Benefit Rider

Guaranteed maximum Enhanced Beneficiary Benefit Rider Charge (calculated as an annualized percentage of the policy’s Accumulation Value, deducted on a quarterly basis).	1.00%
Current Enhanced Beneficiary Benefit Rider Charge	0.30%

The next table shows the minimum and maximum total operating expenses charged by the portfolio companies that you may pay periodically during the time that you own the policy (before any fee waiver or expense reimbursement). The expenses are expressed as a percentage of average net assets of the portfolios and may be higher or lower in the future. More detail concerning each portfolio company’s fees and expenses is contained in the prospectus for each portfolio company.

Total Annual Portfolio Company Operating Expenses(#)

	Minimum	Maximum
Expenses that are deducted from the Eligible Portfolio assets, including management fees, 12b-1 fees, administration fees and other expenses as of December 31, 2016.	0.44%	2.66%

(#)	Shown as a percentage of average net assets for the fiscal year ended December 31, 2016. The Fund or its agents provided the fees and charges that are based on 2016 expenses, unless otherwise indicated. For Funds that are not affiliated with NYLIAC, we have not verified the accuracy of the information provided by the Fund or its agents.

10

Annual Portfolio Company Operating Expenses(#)

Fund	Management Fees	Distribution (12b-1) Fees(§)	Other Expenses	Acquired Fund Fees and Expenses	Total Fund Annual Expense	Fee Waiver And/Or Expense Reimbursement	Total Fund Annual Expense after Fee Waiver And/Or Expense Reimbursement
MainStay VP Balanced — Service Class	0.70%	0.25%	0.06%	0.03%	1.04%	(—)	1.04%
MainStay VP Conservative Allocation — Service Class	0.00%	0.25%	0.03%	0.90%	1.18%	(—)	1.18%
MainStay VP Emerging Markets Equity — Service Class	1.05%	0.25%	0.25%	0.06%	1.61%	(—)	1.61%
MainStay VP Growth Allocation — Service Class	0.00%	0.25%	0.03%	1.15%	1.43%	(—)	1.43%
MainStay VP Mid Cap Core — Service Class	0.85%	0.25%	0.04%	0.01%	1.15%	(0.03%)	1.12	%(g)
MainStay VP Moderate Allocation — Service Class	0.00%	0.25%	0.03%	0.99%	1.27%	(—)	1.27%
MainStay VP Moderate Growth Allocation — Service Class	0.00%	0.25%	0.03%	1.08%	1.36%	(—)	1.36%
MainStay VP Small Cap Core — Service Class	0.85%	0.25%	0.15%	0.03%	1.28%	(—)	1.28	%(n)
BlackRock® High Yield V.I. Fund — Class III	0.52%	0.25%	0.23%	0.01%	1.01%	(0.08%)	0.93	%(d)
Deutsche Alternative Asset Allocation VIP — Class B	0.33%	0.25%	0.27%	1.08%	1.93%	(0.32%)	1.	61%(h)
Fidelity® VIP Equity-Income Portfolio — Service Class 2	0.45%	0.25%	0.09%	0.05%	0.84%	(—)	0.84%
Invesco V.I. American Value Fund — Series II Shares	0.72%	0.25%	0.22%	0.06%	1.25%	(—)	1.25%
Invesco V.I. International Growth Fund — Series II Shares	0.71%	0.25%	0.21%	0.01%	1.18%	(0.01%)	1.17	%(e)

Please refer to the applicable fund prospectus for additional information.

(#)	Shown as a percentage of average net assets for the fiscal year ended December 31, 2016, unless otherwise indicated. The Fund or its agents provided the fees and charges, which are based on 2016 expenses. For funds that are not affiliated with NYLIAC, we have not verified the accuracy of the information provided by the Fund or its agents.
§	Because the distribution (12b-1) fee charge is an ongoing fee, the fee will increase the cost of your investment and may cost you more than paying other types of sales charges. The fees designated as “12b-1 fees” may reflect “Service Fees.”

Fund	Management Fees(¶)	Distribution (12b-1) Fees(§)	Other Expenses	Total Fund Annual Expense(#)	Fee Waiver And/Or Expense Reimbursement	Total Fund Annual Expense after Fee Waiver And/Or Expense Reimbursement
MainStay VP Absolute Return Multi-Strategy — Service Class	1.25%	0.25%	1.16%	2.66%	(0.05%)	2.61	%(a)
MainStay VP Bond — Service Class	0.49%	0.25%	0.04%	0.78%	(—)	0.78%
MainStay VP Common Stock — Service Class	0.54%	0.25%	0.05%	0.84%	(—)	0.84%
MainStay VP Convertible — Service Class	0.59%	0.25%	0.05%	0.89%	(—)	0.89%

11

Fund	Management Fees(¶)		Distribution (12b-1) Fees(§)	Other Expenses	Total Fund Annual Expense(#)	Fee Waiver And/Or Expense Reimbursement	Total Fund Annual Expense after Fee Waiver And/Or Expense Reimbursement
MainStay VP Cornerstone Growth — Service Class	0.70%		0.25%	0.07%	1.02%	(—)	1.02%
MainStay VP Cushing Renaissance Advantage — Service Class	1.25%		0.25%	0.13%	1.63%	(—)	1.63%
MainStay VP Eagle Small Cap Growth — Service Class	0.81	%(i)	0.25%	0.05%	1.11%	(—)	1.11%
MainStay VP Eagle Small Cap Growth — Initial Class*	0.81	%(i)	0.00%	0.05%	0.86%	(—)	0.86%
MainStay VP Epoch U.S. Equity Yield — Service Class	0.69%		0.25%	0.03%	0.97%	(—)	0.97%
MainStay VP Epoch U.S. Small Cap — Service Class	0.77%		0.25%	0.04%	1.06%	(—)	1.06%
MainStay VP Floating Rate — Service Class	0.60%		0.25%	0.06%	0.91%	(—)	0.91%
MainStay VP Government — Service Class	0.50%		0.25%	0.06%	0.81%	(—)	0.81%
MainStay VP High Yield Corporate Bond — Service Class	0.56%		0.25%	0.03%	0.84%	(—)	0.84%
MainStay VP Income Builder — Service Class	0.57%		0.25%	0.06%	0.88%	(—)	0.88%
MainStay VP Indexed Bond — Service Class	0.25%		0.25%	0.12%	0.62%	(—)	0.62%
MainStay VP International Equity — Service Class	0.89%		0.25%	0.07%	1.21%	(—)	1.21%
MainStay VP Janus Balanced — Service Class	0.55	%(j)	0.25%	0.04%	0.84%	(—)	0.84%
MainStay VP Janus Balanced — Initial Class*	0.55	%(j)	0.00%	0.04%	0.59%	(—)	0.59%
MainStay VP Large Cap Growth — Service Class	0.74%		0.25%	0.03%	1.02%	(—)	1.02	%(b)
MainStay VP MFS® Utilities — Service Class	0.72%		0.25%	0.05%	1.02%	(—)	1.02%
MainStay VP PIMCO Real Return — Service Class	0.50%		0.25%	0.42%	1.17%	(—)	1.17%
MainStay VP S&P 500 Index — Service Class	0.24%		0.25%	0.04%	0.53%	(—)	0.53%
MainStay VP T. Rowe Price Equity Income — Service Class	0.74%		0.25%	0.04%	1.03%	(—)	1.03%
MainStay VP U.S. Government Money Market — Initial Class	0.39%		0.00%	0.05%	0.44%	(—)	0.44%
MainStay VP Unconstrained Bond — Service Class	0.58%		0.25%	0.14%	0.97%	(—)	0.97%
MainStay VP VanEck Global Hard Assets — Initial Class	0.89%		0.00%	0.05%	0.94%	(—)	0.94%
American Funds IS® Global Small Capitalization Fund — Class 4	0.70%		0.25%	0.29%	1.24%	(—)	1.24%
American Funds IS® New World Fund® — Class 4	0.72%		0.25%	0.31%	1.28%	(—)	1.28%
BlackRock® Global Allocation V.I. Fund — Class III	0.63%		0.25%	0.24%	1.12%	(0.13%)	0.99	%(c)
ClearBridge Variable Appreciation Portfolio — Class II	0.70%		0.25%	0.05%	1.00%	(—)	1.00%
Columbia Variable Portfolio — Commodity Strategy Fund — Class 2	0.63%		0.25%	0.11%	0.99%	(—)	0.99%
Columbia Variable Portfolio — Emerging Markets Bond Fund — Class 2	0.60%		0.25%	0.15%	1.00%	(—)	1.00%
Columbia Variable Portfolio — Small Cap Value Fund — Class 2	0.87%		0.25%	0.11%	1.23%	(—)	1.23%
Dreyfus IP Technology Growth Portfolio — Service Shares	0.75%		0.25%	0.08%	1.08%	(—)	1.08%

12

Fund	Management Fees(¶)	Distribution (12b-1) Fees(§)	Other Expenses	Total Fund Annual Expense(#)	Fee Waiver And/Or Expense Reimbursement		Total Fund Annual Expense after Fee Waiver And/Or Expense Reimbursement

Fidelity® VIP Contrafund® Portfolio — Service Class 2	0.55%	0.25%	0.08%	0.88%	(—)		0.88%
Fidelity® VIP Growth Opportunities Portfolio — Service Class 2	0.55%	0.25%	0.13%	0.93%	(—)		0.93%
Fidelity® VIP Mid Cap Portfolio — Service Class 2	0.55%	0.25%	0.08%	0.88%	(—)		0.88%
Janus Aspen Global Research Portfolio — Service Shares	0.56%	0.25%	0.11%	0.92%	(—)		0.92%
MFS® International Value Portfolio — Service Class	0.87%	0.25%	0.04%	1.16%	(0.01	%)(k)	1.15%
MFS® Investors Trust Series — Service Class	0.75%	0.25%	0.06%	1.06%	(0.02	%)(l)	1.04%
MFS® Research Series — Service Class	0.75%	0.25%	0.07%	1.07%	(0.02	%)(m)	1.05%
Morgan Stanley VIF U.S. Real Estate Portfolio — Class II	0.80%	0.25%	0.26%	1.31%	(0.11%)		1.20	%(f)
Neuberger Berman AMT Mid Cap Growth Portfolio — Class S	0.84%	0.25%	0.16%	1.25%	(—)		1.25%
PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged) — Advisor Class	0.75%	0.25%	0.03%	1.03%	(—)		1.03%
PIMCO VIT Low Duration Portfolio — Advisor Class	0.50%	0.25%	0.00%	0.75%	(—)		0.75%
PIMCO VIT Total Return Portfolio — Advisor Class	0.50%	0.25%	0.01%	0.76%	(—)		0.76%
Victory VIF Diversified Stock Fund — Class A Shares	0.30%	0.25%	0.53%	1.08%	(—)		1.08%

Please refer to the applicable fund prospectus for additional information.

¶	Management Fees may include Adviser and/or Administration Fees.
#	Shown as a percentage of average net assets for the fiscal year ended December 31, 2016, unless otherwise indicated. The Fund or its agents provided the fees and charges, which are based on 2016 expenses. We have not verified the accuracy of the information provided by the Fund or its agents.
§	Because the distribution (12b-1) fee charge is an ongoing fee, the fee will increase the cost of your investment and may cost you more than paying other types of sales charges. The fees designated as “12b-1 fees” may reflect “Service Fees.”
*	New allocations to the MainStay VP Eagle Small Cap Growth – Initial Class or MainStay VP Janus Balanced – Initial Class Investment Divisions will not be accepted from policyowners who were not invested in the MainStay VP Eagle Small Cap Growth – Initial Class or MainStay VP Janus Balanced – Initial Class Investment Division on February 17, 2012. For existing policyowners, if you remove all of your Accumulation Value from the MainStay VP Eagle Small Cap Growth – Initial Class or MainStay VP Janus Balanced – Initial Class Investment Divisions on or after February 17, 2012, you will not be able to reinvest in these Investment Divisions.
(a)	New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed 1.71% of the average daily net assets of Service Class shares. This agreement expires on May 1, 2018, and may only be amended or terminated prior to that date by action of the Board.
(b)	New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.55% on assets up from $11 billion to $13 billion; and 0.525% on assets over $13 billion. This agreement expires on May 1, 2018, and may only be amended or terminated prior to that date by action of the Board.
(c)	As described in the “Management of the Funds” section of the Fund’s prospectus, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.50% of average daily net assets through April 30, 2018. BlackRock has also contractually agreed to reimburse fees in order to limit certain operational and recordkeeping fees to 0.07% of average daily net assets through April 30, 2018. Each of these contractual agreements may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.
(d)	As described in the “Management of the Funds” section of the Fund’s prospectus, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.50% of average daily net assets through April 30, 2018. BlackRock has also contractually agreed to reimburse fees in order to limit certain operational and recordkeeping fees to 0.05% of average daily net assets through April 30, 2018. Each of these contractual agreements may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.

13

(e)	Invesco has contractually agreed to waive a portion of the Fund’s management fee in an amount equal to the net management fee that Invesco earns on the Fund’s investments in certain affiliated funds, which will have the effect of reducing Acquired Fund Fees and Expenses. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2018. During its term, the fee waiver agreement cannot be terminated or amended to reduce the advisory fee waiver without approval of the Board of Trustees.
(f)	The Fund’s “Adviser,” Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Fund so that Total Annual Fund Operating Expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.20%. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Board of Directors of Morgan Stanley Variable Insurance Fund, Inc. (the “Company”) acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.
(g)	New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) portfolio fees and expenses) of Initial Class shares do not exceed 0.86% of the average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the Service Class shares. This agreement will remain in effect until May 1, 2018, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Portfolio.
(h)	Through April 30, 2018, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio’s total annual operating expenses at ratios no higher than 0.53% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired funds (underlying funds) fees and expenses (estimated at 1.08%). These agreements may only be terminated with the consent of the fund’s Board.
(i)	New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.785% on assets over $1 billion. This agreement will remain in effect until May 1, 2018, and may only be amended or terminated prior to that date by action of the Board.
(j)	New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.525% on assets over $1 billion. This agreement will remain in effect until May 1, 2018, and may only be amended or terminated prior to that date by action of the Board.
(k)	Massachusetts Financial Services Company has agreed in writing to bear the fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund’s investment activity), such that “Total Annual Fund Operating Expenses” do not exceed 1.15% of the class’ average daily net assets annually for Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue until at least April 30, 2018.
(l)	Massachusetts Financial Services Company has agreed in writing to bear the fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund’s investment activity), such that “Total Annual Fund Operating Expenses” do not exceed 1.04% of the class’ average daily net assets annually for Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue until at least April 30, 2018.
(m)	Massachusetts Financial Services Company has agreed in writing to bear the fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund’s investment activity), such that “Total Annual Fund Operating Expenses” do not exceed 1.04% of the class’ average daily net assets annually for Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue until at least April 30, 2018.
(n)	New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed 1.25% of the average daily net assets of Service Class shares. This agreement expires on May 1, 2018, and may only be amended or terminated prior to that date by action of the Board.

14

Examples

The table below will help you understand the various costs and expenses that you will bear directly and indirectly. The table reflects the Investment Division with the highest charges and expenses of the policy including, policyowner transaction expenses, the annual policy service charge (for policies with less than $100,000 Accumulation Value), separate account annual expenses, portfolio company fees and expenses and optional rider charges where indicated. Therefore, if your policy’s Accumulation Value exceeds that amount, the expenses would be slightly lower. For more information on the charges reflected in this table, see “CHARGES AND DEDUCTIONS” and the Fund prospectuses that accompany this Prospectus. NYLIAC may, where premium taxes are imposed by state law, deduct the premium taxes upon surrender of the policy or on the Annuity Commencement Date.

You would pay the following expenses on a $10,000 allocation in the Investment Division listed, assuming a 5% annual return on assets:

For Accumulation Value based M&E Charge New York Life Premier Variable Annuity Policies:

	Expenses if you annuitize your policy				Expenses if you surrender your policy				Expenses if you do not surrender your policy
Investment Division	1 yr	3 yr	5 yr	10 yr	1 yr	3 yr	5 yr	10 yr	1 yr	3 yr	5 yr	10 yr
MainStay VP Absolute Return Multi-Strategy—Service Class
without any Riders	$1,176.73	$1,330.71	$2,248.88	$4,582.48	$1,176.73	$1,910.41	$2,649.04	$4,612.48	$421.05	$1,330.71	$2,248.88	$4,582.48
with GIPR 2.0 Rider (10 yr term)	$1,278.57	$1,646.78	$2,752.20	$5,469.61	$1,278.57	$2,208.15	$3,131.99	$5,499.61	$531.05	$1,646.78	$2,752.20	$5,469.61
with GIPR 2.0 (10 yr term and reset on/after May 1, 2016)	$1,296.97	$1,704.24	$2,843.71	$5,630.90	$1,296.97	$2,262.23	$3,219.76	$5,660.90	$551.05	$1,704.24	$2,843.71	$5,630.90
with EBB Rider	$1,205.38	$1,419.67	$2,390.86	$4,834.12	$1,205.38	$1,994.32	$2,785.34	$4,864.12	$451.92	$1,419.67	$2,390.86	$4,834.12
with ADBR Rider	$1,209.21	$1,431.63	$2,409.91	$4,867.58	$1,209.21	$2,005.60	$2,803.63	$4,897.58	$456.05	$1,431.63	$2,409.91	$4,867.58
with GIPR 2.0 & ADBR Riders	$1,296.97	$1,704.24	$2,843.71	$5,630.90	$1,296.97	$2,262.23	$3,219.76	$5,660.90	$551.05	$1,704.24	$2,843.71	$5,630.90
with GIPR 2.0 (reset on/after May 1, 2016) & ADBR	$1,315.37	$1,761.71	$2,935.23	$5,792.20	$1,315.37	$2,316.31	$3,307.54	$5,822.20	$571.05	$1,761.71	$2,935.23	$5,792.20
with EBB & ADBR Riders	$1,237.86	$1,520.00	$2,550.14	$5,112.36	$1,237.86	$2,088.85	$2,938.18	$5,142.36	$486.92	$1,520.00	$2,550.14	$5,112.36
with GIPR 2.0 & EBB Riders	$1,306.96	$1,734.73	$2,890.91	$5,707.53	$1,306.96	$2,290.92	$3,265.03	$5,737.53	$561.92	$1,734.73	$2,890.91	$5,707.53
with GIPR 2.0 (reset on/after May 1, 2016) & EBB	$1,325.36	$1,792.01	$2,981.83	$5,866.33	$1,325.36	$2,344.83	$3,352.23	$5,896.33	$581.92	$1,792.01	$2,981.83	$5,866.33
with All Riders*	$1,325.22	$1,791.56	$2,981.11	$5,865.08	$1,325.22	$2,344.40	$3,351.54	$5,895.08	$581.76	$1,791.56	$2,981.11	$5,865.08
with All Riders*, and GIPR 2.0 reset on/after May 1, 2016	$1,343.59	$1,848.76	$3,071.89	$6,023.64	$1,343.59	$2,398.23	$3,438.61	$6,053.64	$601.73	$1,848.76	$3,071.89	$6,023.64

*	(GIPR 2.0, ADBR & EBB)

15

For Premium based M&E Charge New York Life Premier Variable Annuity Policies:

	Expenses if you annuitize your policy				Expenses if you surrender your policy				Expenses if you do not surrender your policy
Investment Division	1 yr	3 yr	5 yr	10 yr	1 yr	3 yr	5 yr	10 yr	1 yr	3 yr	5 yr	10 yr
MainStay VP Absolute Return Multi-Strategy—Service Class
without any Riders	$1,189.03	$1,366.82	$2,303.63	$4,665.69	$1,189.03	$1,944.47	$2,701.58	$4,695.69	$434.30	$1,366.82	$2,303.63	$4,665.69
with GIPR 2.0 Rider (10 yr term)	$1,290.76	$1,687.54	$2,822.22	$5,618.98	$1,290.76	$2,246.51	$3,199.16	$5,648.98	$544.30	$1,687.54	$2,822.22	$5,618.98
with GIPR 2.0 (10 yr term and reset on/after May 1, 2016)	$1,309.16	$1,745.85	$2,916.51	$5,792.30	$1,309.16	$2,301.38	$3,289.60	$5,822.30	$564.30	$1,745.85	$2,916.51	$5,792.30
with EBB Rider	$1,217.66	$1,456.91	$2,449.42	$4,934.19	$1,217.66	$2,029.44	$2,841.56	$4,964.19	$465.15	$1,456.91	$2,449.42	$4,934.19
with ADBR Rider	$1,221.51	$1,469.08	$2,469.08	$4,970.07	$1,221.51	$2,040.92	$2,860.43	$5,000.07	$469.30	$1,469.08	$2,469.08	$4,970.07
with GIPR 2.0 & ADBR Riders	$1,309.16	$1,745.85	$2,916.51	$5,792.30	$1,309.16	$2,301.38	$3,289.60	$5,822.30	$564.30	$1,745.85	$2,916.51	$5,792.30
with GIPR 2.0 (reset on/after May 1, 2016) & ADBR	$1,327.56	$1,804.16	$3,010.80	$5,965.63	$1,327.56	$2,356.26	$3,380.04	$5,995.63	$584.30	$1,804.16	$3,010.80	$5,965.63
with EBB & ADBR Riders	$1,250.14	$1,558.63	$2,613.35	$5,232.75	$1,250.14	$2,125.20	$2,998.82	$5,262.75	$500.15	$1,558.63	$2,613.35	$5,232.75
with GIPR 2.0 & EBB Riders	$1,318.45	$1,774.62	$2,961.52	$5,867.14	$1,318.45	$2,328.46	$3,332.77	$5,897.14	$574.40	$1,774.62	$2,961.52	$5,867.14
with GIPR 2.0 (reset on/after May 1, 2016) & EBB	$1,336.85	$1,832.75	$3,055.21	$6,037.81	$1,336.85	$2,383.16	$3,422.63	$6,067.81	$594.40	$1,832.75	$3,055.21	$6,037.81
with All Riders*	$1,337.54	$1,834.73	$3,058.30	$6,043.12	$1,337.54	$2,385.02	$3,425.59	$6,073.12	$595.15	$1,834.73	$3,058.30	$6,043.12
with All Riders*, and GIPR 2.0 reset on/after May 1, 2016	$1,355.94	$1,892.85	$3,151.97	$6,213.73	$1,355.94	$2,439.72	$3,515.44	$6,243.73	$615.15	$1,892.85	$3,151.97	$6,213.73

*	(GIPR 2.0, ADBR & EBB)

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QUESTIONS AND ANSWERS ABOUT NEW YORK LIFE PREMIER VARIABLE ANNUITY

NOTE: The following section contains brief questions and answers about the New York Life Premier Variable Annuity. You should refer to the body of this Prospectus for more detailed information.

1. What is the New York Life Premier Variable Annuity?

The New York Life Premier Variable Annuity is a Flexible Premium Deferred Variable Retirement Annuity Policy issued by NYLIAC. You may allocate premium payments to the Investment Divisions of the Separate Account, an Asset Allocation Model, as well as the DCA Advantage Account, and/or to the Fixed Account (if available) (See “ASSET ALLOCATION MODELS” for more information about which Asset Allocation Models are currently available to you.) The Accumulation Value will fluctuate according to the performance of the Investment Divisions or Asset Allocation Model selected, the deduction of the Separate Account charges, and the interest credited on amounts in the Fixed Account and the DCA Advantage Account.

2. Where can I allocate my premium payments?

(a) You can allocate your premium payments to one or more of the following Allocation Options:

(i) SEPARATE ACCOUNT

Separate Account III currently consists of 83 Investment Divisions, some of which may not be available under your policy. Separate Account IV currently consists of 60 Investment Divisions, some of which may not be available under your policy. The available Investment Divisions and Asset Allocation Models are listed on the first and second page of this Prospectus. They offer investments in domestic and international markets. When you allocate a premium payment to one of the Investment Divisions or an Asset Allocation Model, the Separate Account will invest your premium payment exclusively in shares of the corresponding Eligible Portfolio of the relevant Fund(s). You can allocate among a maximum of eighteen (18) Investment Divisions, plus the Fixed Account.

(ii) FIXED ACCOUNT

Each premium payment, or the portion of any premium payment you allocate to the Fixed Account will earn an interest rate at least equal to the guaranteed minimum interest rate. The Fixed Account is not available for policies issued in the State of New York.

(b) You can also allocate your premium payments to the DCA Advantage Account. NYLIAC will credit interest to amounts held in the DCA Advantage Account at rates we have set in advance. The DCA Advantage Account allows you to set up automatic dollar cost averaging from the DCA Advantage Account into the Investment Divisions, providing for automatic transfers to the Investment Divisions you select in six installments over a six month period. (See “THE DCA ADVANTAGE ACCOUNT.”)

3. Can I make transfers among the Investment Divisions, the Asset Allocation Models and the Fixed Account?

You can transfer all or part of the Accumulation Value of your policy between the Investment Divisions and one of the available Asset Allocation Models or from the Investment Divisions and/or an Asset Allocation Model to the Fixed Account at least 30 days before the Annuity Commencement Date (See “RIDERS — Investment Protection Plan Rider (optional)”, “Investment Protection Plan II Rider (optional)”, “Guaranteed Investment Protection Rider (optional)” or “Guaranteed Investment Protection Rider 2.0 (optional)” for more information on transfer restrictions if the Investment Protection Plan Rider, Investment Protection Plan II Rider, Guaranteed Investment Protection Rider or Guaranteed Investment Protection Rider 2.0 is selected). For Premium based M&E Charge policies, no transfers are allowed into the Fixed Account. Generally, you can transfer a minimum amount of $25 into an Investment Division, unless we agree otherwise. You can make unlimited transfers each Policy Year subject to the Limits on Transfers. We currently do not charge for transfers. However, we reserve the right to charge up to $30 for each transfer after the first twelve in a given Policy Year. Please note that each transfer to or from an Asset Allocation Model counts as one transfer. (See “TRANSFERS.”)

All guarantees are subject to the claims paying ability of NYLIAC. No third party guarantees are involved.

You can make transfers from the Fixed Account and the DCA Advantage Account, subject to certain restrictions which may apply. (See “THE FIXED ACCOUNT” and “THE DCA ADVANTAGE ACCOUNT.”) In addition, you can request

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transfers through the traditional Dollar Cost Averaging, Automatic Asset Reallocation, or Interest Sweep options as described herein.

4. What charges are assessed against the policy?

Before the date we start making Income Payments to you, we will deduct a policy service charge of $30 on each Policy Anniversary or upon surrender of the policy if on that date the Accumulation Value is below $100,000. In addition, we also deduct a charge for certain mortality and expense risks NYLIAC assumes and for policy administration expenses (M&E Charge). You may choose to have the M&E Charge assessed based on either the Accumulation Value of the policy or the Adjusted Premium Payments. You must choose your M&E Charge option prior to the issuance of the policy. Once the M&E Charge option is chosen it cannot be changed.

The M&E Charge is 1.35% (annualized) of the daily average Variable Accumulation Value for Accumulation Value based policies. For Premium based M&E Charge policies, the M&E Charge is 1.55% (annualized) of the Adjusted Premium Payments and will be deducted from the Investment Divisions through a reduction in Accumulation Units each policy quarter (excluding premium payments allocated to the Fixed Account that are not transferred to the Investment Division). (See “MORTALITY AND EXPENSE RISK AND ADMINISTRATIVE COSTS CHARGE.”)

The amount of Premium based M&E Charges assessed to your policy will be unaffected by fluctuations in market performance. In a rising market, the Premium based M&E Charge structure will benefit the policyowner because the Premium based M&E Charge, when measured as a percentage of separate account assets, will be reduced. In a flat or declining market, the Premium based M&E Charge structure will result in an increase in the charge when measured against separate account assets. The amount of Accumulation Value based M&E Charges assessed to your policy will be affected by fluctuations in market performance. However, the Accumulation Value based M&E Charge structure may be more advantageous in a flat or declining market.

We impose a surrender charge on certain partial withdrawals and surrenders of the policies. This charge is assessed as a percentage of the amount withdrawn or surrendered during the first seven Payment Years following each premium payment. We keep track of each premium payment and assess a charge based on the length of time a premium payment is in your policy before it is withdrawn. The percentage declines after the first Payment Year as follows:

Payment Year	Surrender Charge
1	8%
2	7%
3	6%
4	5%
5	4%
6	3%
7	2%
8+	0%

For purposes of calculating the surrender charge, we treat withdrawals as coming from the oldest premium payment first (on a first-in, first-out basis).

You can make withdrawals from the policy free of surrender charges based on certain limitations. For policies issued to policyowners age 75 and under, in any one Policy Year, you may withdraw free of a surrender charge the greatest of (a) 10% of the Accumulation Value as of the last Policy Anniversary (10% of the premium payment if the withdrawal is made in the first Policy Year), less any prior Surrender Charge free withdrawals during the Policy Year; (b) the Accumulation Value less the accumulated premium payments; or (c) 10% of the Accumulation Value at the time of the withdrawal, less any prior Surrender Charge free withdrawals during the Policy Year. (See “CHARGES AND DEDUCTIONS—Surrender Charges” and “EXCEPTIONS TO SURRENDER CHARGES.”)

For policies issued to policyowners ages 76 to 80, in any one Policy Year, you may withdraw free of a surrender charge the greatest of (x) 50% of the Accumulation Value as of the last Policy Anniversary (50% of the premium payment if the withdrawal is made the first Policy Year); (y) the Accumulation Value less the accumulated premium payments; or (z) 50% of the Accumulation Value at the time of the withdrawal, less any prior Surrender Charge free withdrawals during the Policy Year. (See “CHARGES AND DEDUCTIONS—Exceptions to Surrender Charges.”)

If you selected the Investment Protection Plan (“IPP”) Rider, we will deduct a charge on the first Business Day of the next policy quarter following each policy quarter that the rider is in effect, based on the amount that is guaranteed. (See

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“OTHER CHARGES—Investment Protection Plan Rider Charge.”) In most jurisdictions, this charge will be deducted from each Investment Division, the DCA Advantage Account and the Fixed Account (if available), in proportion to its percentage of the Accumulation Value. If you selected this feature before February 15, 2010, the maximum annual charge is 1.00% of the amount that is guaranteed. The maximum annual charge for policyowners who select this feature on or after February 15, 2010 is 1.25% of the amount that is guaranteed. For IPP Riders applied for and IPP Rider Resets on and after May 1, 2016, the current charge for the rider is 0.85% of the amount that is guaranteed, applied on a quarterly basis (0.2125% per quarter). This charge may change for future resets of the guaranteed amount. (See (“THE POLICIES – Riders – Investment Protection Plan Rider (optional)”). For IPP Riders applied for or IPP Rider Resets before May 1, 2016, the current charge for this rider remains at 0.65% of the amount that is guaranteed, applied on a quarterly basis (0.1625% per quarter). To the extent permitted by law, we will deduct a charge from your Accumulation Value if you cancel the Investment Protection Plan Rider. We call this charge a Rider Risk Charge Adjustment. (See “OTHER CHARGES—Rider Risk Charge Adjustment (optional).”) The maximum Rider Risk Charge Adjustment is 2.00% of the amount that is guaranteed under this rider. We set both of these charges at our sole discretion, subject to the stated maximums

If you selected the Investment Protection Plan II Rider (“IPP II”), we will deduct a charge on the first Business Day of the next policy quarter following each policy quarter that the rider is in effect, based on the amount that is guaranteed. (See “OTHER CHARGES—Investment Protection Plan II Rider Charge.”) In most jurisdictions, this charge will be deducted from each Investment Division, the DCA Advantage Account and the Fixed Account (if available), in proportion to its percentage of the Accumulation Value. The maximum annual charge for IPP II is 1.50% of the amount that is guaranteed. For IPP II Rider Resets on and after May 1, 2016, the current charge for the rider is 0.85% of the amount that is guaranteed, applied on a quarterly basis (0.2125% per quarter). This charge may change for future resets of the guaranteed amount. (See (“THE POLICIES – Riders – Investment Protection Plan II Rider (optional)”). For IPP II Riders issued or IPP II Rider Resets before May 1, 2016, the current charge for IPP II remains at 0.65% of the amount that is guaranteed, applied on a quarterly basis (0.1625% per quarter). To the extent permitted by law, we will also deduct a Rider Risk Charge Adjustment if you cancel IPP II. (See “OTHER CHARGES—Rider Risk Charge Adjustment (optional).”) We set both of these charges at our sole discretion, subject to the stated maximums.

If you selected the Guaranteed Investment Protection Rider (“GIPR”) we will deduct a charge on the first Business Day of the next policy quarter following each policy quarter that the rider is in effect, based on the amount that is guaranteed. (See “OTHER CHARGES—Guaranteed Investment Protection Rider Charge.”) In most jurisdictions, this charge will be deducted from each Investment Division, the DCA Advantage Account and the Fixed Account (if available), in proportion to its percentage of the Accumulation Value. The maximum annual charge for GIPR is 1.50% of the amount that is guaranteed. For GIPR Rider Resets on and after May 1, 2016, the current charge for the rider is 0.85% of the amount that is guaranteed, applied on a quarterly basis (0.2125% per quarter). This charge may change for future resets of the guaranteed amount. (See (“THE POLICIES – Riders – Guaranteed Investment Protection Rider (optional)”). For GIPR Riders issued or GIPR Rider Resets before May 1, 2016, the current charge for GIPR remains at 0.65% of the amount that is guaranteed, applied on a quarterly basis (0.1625% per quarter). To the extent permitted by law, we will also deduct a Rider Risk Charge Adjustment if you cancel GIPR. (See “OTHER CHARGES—Rider Risk Charge Adjustment (optional).”) The purpose of the Rider Risk Charge Adjustment is to help compensate us for financial losses that we may incur if the Guaranteed Investment Protection Rider is cancelled. We do not expect to profit from this charge. We set both of these charges at our sole discretion, subject to the stated maximums.

If you selected the Guaranteed Investment Protection Rider 2.0 (“GIPR 2.0”), we will deduct a charge on the first Business Day of the next policy quarter following each policy quarter that the rider is in effect, based on the amount that is guaranteed. (See “OTHER CHARGES—Guaranteed Investment Protection Rider 2.0 Charge (optional).”) In most jurisdictions, this charge will be deducted from each Investment Division and the DCA Advantage Account in proportion to its percentage of the Accumulation Value. The maximum annual charge for GIPR 2.0 is 2.00% for the 10 and 11 year terms and 1.50% for the 12-15 and 20 year terms of the amount that is guaranteed. For GIPR 2.0 Rider Resets on and after May 1, 2016, the current charge ranges from 0.50% to 1.30% of the amount that is guaranteed, applied on a quarterly basis (0.125% to 0.325% per quarter), depending on the rider term you select. This charge may change for future resets of the guaranteed amount. (See “THE POLICIES – Riders – Guaranteed Investment Protection Rider 2.0 (optional)”). For GIPR 2.0 Riders applied for or GIPR 2.0 Rider Resets before May 1, 2016, the current charge remains in a range from 0.30% to 1.10% of the amount that is guaranteed, applied on a quarterly basis (0.075% to 0.275% per quarter), depending on the rider term you select. To the extent permitted by law, we will also deduct a Rider Risk Charge Adjustment if you cancel GIPR 2.0. (See “OTHER CHARGES—Rider Risk Charge Adjustment (optional).”) The purpose of the Rider Risk Charge Adjustment is to help compensate us for financial losses that we may incur if the Guaranteed Investment Protection Rider 2.0 is cancelled. We do not expect to profit from this charge. We set both of these charges at our sole discretion, subject to the stated maximums.

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If you selected the Annual Death Benefit Reset Rider (“ADBR”) (available only at the time of application), we will deduct a charge each policy quarter that the rider is in effect based on the amount that is reset on the last Policy Anniversary. In most jurisdictions, this charge will be deducted from each Investment Division, the DCA Advantage Account and the Fixed Account (if available), in proportion to its percentage of the Accumulation Value. The maximum annual charge is 1.00% of the amount that is reset on the last Policy Anniversary, applied on a quarterly basis. You should consult with your registered representative to determine the percentage we are currently charging before you select this rider. We may set a lower charge at our sole discretion.

As of the date of this Prospectus, the charges are as follows:

Age of Oldest Owner at Issue	Annual Charge
65 or younger	0.30% (0.075% per quarter)
66 to 75 inclusive	0.35% (0.0875% per quarter)

If you selected the Investment Protection Plan/Annual Death Benefit Reset Rider combination package (“IPP + ADBR”), we will deduct a reduced IPP and ADBR rider charge each policy quarter that the IPP + ADBR package is in effect. The maximum annual charge for the combination of the ADBR and IPP rider charges is 2.00%. With the IPP + ADBR package, the current ADBR Rider charge is 0.25% of the amount that is reset on the last policy anniversary, applied on a quarterly basis. With the IPP + ADBR package, the current IPP rider charge is 0.60% of the amount that is guaranteed under the IPP rider, applied on a quarterly basis, except in the case of IPP Rider Resets on and after May 1, 2016. With the IPP + ADBR package, if the IPP Rider is reset on and after May 1, 2016, the current IPP rider charge is 0.80% of the amount that is guaranteed under the IPP Rider, applied on a quarterly basis. Please note that if the IPP Rider is cancelled, the charge for the ADBR Rider will revert to the current charge that is assessed for that rider, if purchased separately.

If you selected the Investment Protection Plan II/Annual Death Benefit Reset Rider combination package (“IPP II + ADBR”), we will deduct a reduced IPP II and ADBR rider charge each policy quarter that the IPP II + ADBR package is in effect. The maximum annual charge for the combination of the IPP II and ADBR rider charges is 2.00%. With the IPP II + ADBR package, the current ADBR rider charge is 0.25% of the amount that is reset on the last policy anniversary, applied on a quarterly basis. With the IPP II + ADBR package, the current IPP II Rider charge is 0.60% of the amount that is guaranteed under the IPP II, applied on a quarterly basis, except in the case of IPP II Rider Resets on and after May 1, 2016. With the IPP II + ADBR package, if the IPP II rider is reset on and after May 1, 2016, the current IPP II rider charge is 0.80% of the amount that is guaranteed under the IPP II Rider, applied on a quarterly basis. Please note that if IPP II is cancelled, the charge for the ADBR Rider will revert to the charge that is assessed for that rider, if purchased separately.

If you selected the Guaranteed Investment Protection Rider/Annual Death Benefit Reset Rider combination package (“GIPR + ADBR”), we will deduct a reduced GIPR and ADBR rider charge each policy quarter that the GIPR + ADBR package is in effect. The maximum annual charge for the combination of the GIPR and ADBR rider charges is 2.00%. With the GIPR + ADBR package, the current ADBR rider charge is 0.25% of the amount that is reset on the last policy anniversary, applied on a quarterly basis. With the GIPR + ADBR package, the current GIPR charge is 0.60% of the amount that is guaranteed under the GIPR, applied on a quarterly basis, except in the case of GIPR Rider Resets on and after May 1, 2016. With the GIPR + ADBR package, if the GIPR Rider is reset on and after May 1, 2016, the current GIPR Rider charge is 0.80% of the amount that is guaranteed under the GIPR, applied on a quarterly basis. Please note that if GIPR is cancelled, the charge for the ADBR Rider will revert to the charge that is assessed for that rider, if purchased separately.

If you selected the Guaranteed Investment Protection Rider 2.0 /Annual Death Benefit Reset Rider combination package (“GIPR 2.0 + ADBR”), we will deduct a reduced GIPR 2.0 and ADBR rider charge each policy quarter that the GIPR 2.0 + ADBR package is in effect. The maximum annual charge for the combination of the GIPR 2.0 and ADBR rider charges ranges from 2.00% to 2.50%, depending on the GIPR 2.0 Rider term you chose. With the GIPR 2.0 + ADBR package, the current ADBR rider charge is 0.25% of the amount that is reset on the last policy anniversary, applied on a quarterly basis. With the GIPR 2.0 + ADBR package, the current GIPR 2.0 rider charge ranges from 0.25% to 1.05% of the amount that is guaranteed under the GIPR 2.0, applied on a quarterly basis, except in the case of GIPR 2.0 Rider Resets on and after May 1, 2016. With the GIPR 2.0 + ADBR package, if the GIPR 2.0 Rider is reset on and after May 1, 2016, the current GIPR Rider charges ranges from 0.45% to 1.25% of the amount that is guaranteed under the GIPR 2.0, applied on a quarterly basis. Please note that if GIPR 2.0 is cancelled, the charge for the ADBR Rider will revert to the charge that is assessed for that rider, if purchased separately.

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If you selected the Enhanced Beneficiary Benefit (“EBB”) Rider (available only at the time of application), we will deduct a charge each policy quarter that the rider is in effect based on the Accumulation Value. We will deduct this charge beginning with the first policy quarter after the Policy Date. In most jurisdictions, this charge will be deducted from each Allocation Option and from the DCA Advantage Account, if applicable, in proportion to its percentage of the Accumulation Value. The maximum annual charge is 1.00% of the policy’s Accumulation Value, applied on a quarterly basis. We may set a lower charge at our sole discretion. The current charge for the EBB Rider is 0.30% of the policy’s Accumulation Value, applied on a quarterly basis (0.075% per quarter). You should consult your registered representative to determine the percentage we are currently charging before you elect this Rider. The original percentage you are charged for the EBB Rider will not change once your policy is issued. NYLIAC may in the future, charge up to the maximum annual amount described above for new policies.

Finally, the value of the shares of each Fund reflects advisory fees, administration fees and other expenses deducted from the assets of each Fund. (See the Fund prospectuses which accompany this Prospectus.)

5. What are the minimum initial and maximum additional premium payments?

The minimum initial premium payment is $4,000 for Qualified Policies and $5,000 for Non-Qualified Policies. Additional premium payments must be at least $2,500 for Qualified Policies and $5,000 for Non-Qualified Policies or such lower amount as we may permit at any time. Subsequent premium payments must be sent to NYLIAC at one of the addresses listed in Question 17 of this Prospectus. We may agree to other methods of payment. The maximum aggregate amount of premium payments we accept without prior approval is set forth on the Policy Data Page. For Qualified Policies, you may not make premium payments in excess of the amount permitted by law for the plan.

In some states, NYLIAC is offering an individual single premium version of the New York Life Premier Variable Annuity policy.

Acceptance of initial and subsequent premium payments is subject to our Suitability Standards.

6. How are premium payments allocated?

If in Good Order, we allocate the initial premium payment to the Allocation Options you have selected within two Business Days after receipt at the Cleveland or Dallas Service Center. Subsequent premium payments will be credited to your Policy at the close of the Business Day on which they were received by NYLIAC. (See “THE POLICIES—Policy Application and Premium Payments.”) We will apply the Breakpoint Credit (if applicable) on your premium payment to the Allocation Option and/or the DCA Advantage Account at the same time that we allocate your premium payment.

You may raise or lower the percentages (which must be in whole numbers) of the premium payment you place in each Allocation Option at the time you make a premium payment. The minimum amount which you may place in any one Investment Division or the Fixed Account is $25, or such lower amount as we may permit. The minimum amount which you may place in the DCA Advantage Account is $5,000. We reserve the right to limit the amount of a premium payment that may be placed in any one Allocation Option and/or the DCA Advantage Account and the number of Allocation Options and the DCA Advantage Account inclusively to which you may allocate your Accumulation Value. Acceptance of initial and subsequent premium payments is subject to our Suitability Standards.

7. What happens if premium payments are not made?

If we do not receive any premium payments for a period of two years, and the Accumulation Value of your policy would provide Income Payments of less than $20 per month on the Annuity Commencement Date, we reserve the right to terminate your policy subject to applicable state laws. We will notify you of our intention to exercise this right and give you 90 days to make a premium payment. If we terminate your policy, we will pay you the Accumulation Value of your policy in one lump sum. For single premium polices, this is modified as indicated in Appendix 1 of this Prospectus.

8. Can I withdraw money from the policy before the Annuity Commencement Date?

You may make withdrawals from your policy before the Annuity Commencement Date. Your withdrawal request must be in Good Order before we will process it. Under most circumstances, you may make a minimum partial withdrawal of $500. Withdrawals may be subject to a surrender charge. In addition, you may have to pay income tax and a 10% penalty tax may apply if you are under age 59 1/2. (See “DISTRIBUTIONS UNDER THE POLICY” and “FEDERAL TAX MATTERS.”) Please note that certain withdrawal requests must be made in writing and sent to NYLIAC’s Variable Products Service Center. (See “DISTRIBUTIONS UNDER THE POLICY—Surrenders and Withdrawals—Partial Withdrawals and Periodic Partial Withdrawals.”)

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9. How will NYLIAC make Income Payments on the Annuity Commencement Date?

We will make Income Payments on a fixed basis. We do not currently offer a variable Income Payment option. We will make payments under the Life Income – Guaranteed Period Payment Option over the life of the Annuitant with a guarantee of 10 years of payments, even if the Annuitant dies sooner. Income Payments will always be the same specified amount. (See “DISTRIBUTIONS UNDER THE POLICY—INCOME PAYMENTS.”) We may offer other options, at our discretion, where permitted by state law.

10. What happens if I die before the Annuity Commencement Date?

Unless amended by any rider attached to the policy, if you die before the Annuity Commencement Date, we will pay the Beneficiary(ies) under the policy an amount equal to the greater of:

(a) the Accumulation Value, less any outstanding loan balance, as of the day we receive a claim form in Good Order, or

(b) the Adjusted Death Benefit Premium Payments.

If the Beneficiary is the spouse (as defined under Federal law) of the Annuitant and the owner, see Question 11. (Also see “DEATH BEFORE ANNUITY COMMENCEMENT” and “FEDERAL TAX MATTERS.”)

11. What happens if my spouse is the Beneficiary?

If you die before the Annuity Commencement Date, your spouse (as defined under Federal law) may continue the policy as the new Owner if he/she is also the sole primary Beneficiary of the policy (for Non-Qualified, IRA, Roth IRA, SIMPLE IRA and SEP policies only; TSA and Inherited IRA policies are excluded). If you are also the Annuitant, your spouse will also become the new Annuitant. If your spouse chooses to continue the policy, we will not pay the death benefit proceeds as a consequence of your death. If you elect the EBB Rider and the Enhanced Spousal Continuance (ESC) Rider applies, see the EBB and ESC Riders for details.

12. Can I return the policy after it is delivered?

You can cancel the policy within 10 days of delivery of the policy or such longer period as required under state law. To cancel your policy, you must return it to VPSC at one of the addresses listed in Question 15 of this Prospectus or to the registered representative through whom you purchased it, along with a written request for cancellation. Except where you are entitled by law to receive the total of premium payments less any prior partial withdrawals, we will promptly return the Accumulation Value calculated as of the Business Day that either the registered representative through whom you purchased the policy or VPSC receives the policy along with the written request for cancellation in Good Order, but without any deduction for premium taxes or a surrender charge. We will set forth this provision in your policy. (See “THE POLICIES—Your Right to Cancel (“Free Look”).”)

13. What about voting rights?

You can instruct NYLIAC how to vote shares of the Funds in which you have a voting interest through the Separate Account. (See “VOTING RIGHTS.”)

14. Are policy loans available?

If you have purchased an Accumulation Value based M&E Charge policy in connection with a Code Section 403(b) Tax-Sheltered Annuity (“TSA”) plan, you may be able to borrow some of your Accumulation Value subject to certain conditions. Loans are not available for policies issued in the State of New York. You may not borrow any portion of your Accumulation Value if you have purchased a Premium based M&E Charge policy in connection with a TSA plan. (See “LOANS.”)

15. Where do I send written service requests to the NYLIAC Variable Products Service Center?

Certain service requests, including but not limited to death benefit claims and surrenders, are required to be in writing. All written service requests must be sent to the NYLIAC Variable Products Service Center (“VPSC”) at one of the following addresses:

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Regular Mail	NYLIAC Variable Products Service Center Madison Square Station P.O. Box 922 New York, NY 10159

Express Mail	NYLIAC Variable Products Service Center 51 Madison Avenue Room 251 New York, NY 10010

Death Claim forms may also be submitted to	New York Life P.O. Box 130539 Dallas, TX 75313-0539

Written service requests will be effective as of the Business Day they are received in Good Order at VPSC at one of the addresses listed immediately above.

Faxed and e-mailed requests are not currently acceptable, however, we reserve the right to accept them at our discretion. All NYLIAC requirements must be met in order for us to process your service requests. Please review all service request forms carefully and provide all required information that is applicable to the transaction. If your request is not in Good Order, we will not be able to process it. We will make every reasonable attempt to notify you in writing of this situation. It is important that you inform NYLIAC of an address change so that you can receive important policy statements.

16. How do I contact NYLIAC by Telephone or by the Internet?

a. By Telephone:

Certain service requests, including but not limited to obtaining current unit values and speaking to a customer representative, may be made by telephone. For telephonic requests, you must contact the NYLIAC Interactive Voice Response System (“IVR”) toll-free by calling: (800) 598-2019. (See “THE POLICIES —Online Service and Interactive Voice Response System.”)

b. By Internet:

Certain service requests, including but not limited to transferring assets between investment options and e-mailing your registered representative, may be made via the Internet. For Internet-based requests, you must contact the “My Account” on www.newyorklife.com and enter your user name and password. (See “THE POLICIES —Online Service and Interactive Voice Response System.”)

We make IVR and online services available at our discretion. In addition, availability of IVR and online services may be interrupted temporarily at certain times. We do not assume responsibility for any loss if service through IVR or online service should become unavailable. E-mail inquiries that are non-transactional may be sent through the “My Account” on www.newyorklife.com once they have passed all security protocols to identify the policyowner.

You may authorize us to accept electronic instructions from a registered representative or the registered service assistant assigned to your policy in order to make premium allocations, transfers, partial withdrawals and changes to your investment objective and/or risk tolerance. You may also authorize your registered representative or registered service assistant to revise your Automatic Asset Reallocation (AAR) arrangement. Your AAR will be cancelled if a premium allocation change or transfer is submitted on your behalf that is inconsistent with your current AAR arrangements. You may prevent this cancellation if a conforming AAR change is processed within one Business Day of the inconsistent premium allocation change or transfer.

To authorize the registered representative(s) or registered service assistants assigned to your policy to make premium allocations and transfers, you must send a completed Variable Product Electronic Trading Authorization Form to VPSC at one of the addresses listed in Question 15 of this Prospectus. We may revoke or deny Trading Authorization privileges for certain policyowners (See “Limits on Transfers”). Trading Authorization may be elected, changed or cancelled at any time. We will confirm all transactions in writing. Not all transactions are available on the Internet.

23

NYLIAC is not liable for any loss, cost or expense for action on instructions which are believed to be genuine in accordance with these procedures. As these parties act on your behalf, you are responsible for and bear the consequence of their instructions and other actions, including any limits on transfers. Transfer requests received after the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern Time, or received on a non-Business Day, will be priced as of the next Business Day.

17. Where do I send subsequent premium payments and loan repayments?

Subsequent premium payments and loan repayments should be sent to one of the following addresses:

Regular Mail	NYLIAC 75 Remittance Drive Suite 3021 Chicago, IL 60675-3021

Express Mail	NYLIAC, Suite 3021 c/o The Northern Trust Bank 350 North Orleans Street Receipt & Dispatch, 8th Floor Chicago, IL 60654

If in Good Order, subsequent premium payments and loan repayments will be credited as of the close of the Business Day on which they are received at one of the addresses noted in this Question 17. Please note that initial premium payments are those made in connection with the issuance of a policy and are processed in accordance with our procedures. (See “THE POLICIES — Policy Application and Premium Payments.”)

Acceptance of subsequent premium payments is subject to our Suitability Standards.

24

FINANCIAL STATEMENTS

The consolidated balance sheet of NYLIAC as of December 31, 2016 and 2015, and the consolidated statements of income, of stockholder’s equity and of cash flows for each of the three years in the period ended December 31, 2016 (including the report of the independent registered public accounting firm) and each Separate Account’s statement of assets and liabilities as of December 31, 2016, and the statements of operations and of changes in net assets and the financial highlights for each of the periods indicated in the Financial Statements (including the report of the independent registered public accounting firm) are included in the SAI. The independent registered public accounting firm is PricewaterhouseCoopers LLP.

25

CONDENSED FINANCIAL INFORMATION

The following Accumulation Unit values and the number of Accumulation Units outstanding for each Investment Division for each fiscal year ended December 31 presented below are derived from the financial statements audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The policies were first offered on July 27, 2009. Therefore, values and units shown for 2009 are for the period from July 27, 2009 to December 31, 2009. You should read this information in conjunction with the Separate Account’s audited financial statements and related notes that are included in the Statement of Additional Information.

For Accumulation Value based M&E Charge policies:

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
(Accumulation unit value in dollars and number of accumulation units in thousands)
MainStay VP Absolute Return Multi-Strategy – Service Class
2016	8.68	8.55	1,526
2015	9.57	8.68	1,694
2014	11.04	9.57	1,746
2013(c)	10.00	11.04	1,091
MainStay VP Balanced – Service Class
2016	16.69	18.10	592
2015	17.40	16.69	568
2014	15.95	17.40	430
2013	13.30	15.95	329
2012	12.03	13.30	234
2011	11.89	12.03	153
2010	10.64	11.89	70
2009	10.00	10.64	9
MainStay VP Bond – Service Class
2016	11.69	11.92	1,329
2015	11.86	11.69	1,407
2014	11.38	11.86	1,440
2013	11.78	11.38	1,389
2012	11.44	11.78	1,424
2011	10.84	11.44	1,012
2010	10.21	10.84	673
2009	10.00	10.21	142
MainStay VP Common Stock – Service Class
2016	21.29	22.87	175
2015	21.45	21.29	161
2014	19.03	21.45	150
2013	14.25	19.03	68
2012	12.41	14.25	32
2011	12.42	12.41	28
2010	11.20	12.42	24
2009	10.00	11.20	8
MainStay VP Conservative Allocation – Service Class
2016	14.32	14.99	2,552
2015	14.76	14.32	2,831
2014	14.38	14.76	2,645
2013	12.93	14.38	2,191
2012	11.87	12.93	1,671
2011	11.72	11.87	1,157
2010	10.63	11.72	698
2009	10.00	10.63	170
MainStay VP Convertible – Service Class
2016	16.73	18.45	936
2015	17.22	16.73	1,076
2014	16.21	17.22	1,042
2013	13.14	16.21	1,035
2012	12.23	13.14	839
2011	13.05	12.23	741
2010	11.25	13.05	454
2009	10.00	11.25	98

26

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
MainStay VP Cornerstone Growth – Service Class
2016	17.75	17.54	84
2015	17.58	17.75	90
2014	16.42	17.58	93
2013	13.38	16.42	74
2012	11.83	13.38	47
2011	12.18	11.83	28
2010	11.03	12.18	18
2009	10.00	11.03	2
MainStay VP Cushing Renaissance Advantage – Service Class
2016	7.44	9.43	64
2015(e)	10.00	7.44	22
MainStay VP Eagle Small Cap Growth – Initial Class
2016	12.61	13.69	124
2015	12.90	12.61	154
2014	12.76	12.90	200
2013	9.88	12.76	234
2012(b)	10.00	9.88	271
MainStay VP Eagle Small Cap Growth – Service Class
2016	11.43	12.38	158
2015	11.72	11.43	144
2014	11.62	11.72	98
2013(c)	10.00	11.62	35
MainStay VP Emerging Markets Equity – Service Class
2016	6.63	6.94	731
2015	8.04	6.63	797
2014	9.29	8.04	747
2013	9.98	9.29	617
2012(b)	10.00	9.98	486
MainStay VP Epoch U.S. Equity Yield – Service Class
2016	18.03	18.61	1,003
2015	19.04	18.03	1,094
2014	17.77	19.04	1,113
2013	13.86	17.77	897
2012	12.18	13.86	709
2011	12.56	12.18	552
2010	10.80	12.56	357
2009	10.00	10.80	92
MainStay VP Epoch U.S. Small Cap – Service Class
2016	19.26	22.03	239
2015	20.36	19.26	258
2014	19.41	20.36	234
2013	14.30	19.41	167
2012	12.88	14.30	82
2011	13.46	12.88	51
2010	10.94	13.46	46
2009	10.00	10.94	21
MainStay VP Floating Rate – Service Class
2016	11.80	12.59	2,085
2015	11.94	11.80	2,252
2014	12.03	11.94	2,189
2013	11.70	12.03	1,887
2012	11.10	11.70	1,249
2011	11.03	11.10	966
2010	10.37	11.03	725
2009	10.00	10.37	170
MainStay VP Government – Service Class
2016	10.90	10.84	496
2015	11.01	10.90	512
2014	10.70	11.01	566
2013	11.15	10.70	620
2012	10.89	11.15	687
2011	10.44	10.89	466
2010	10.07	10.44	350
2009	10.00	10.07	50

27

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
MainStay VP Growth Allocation – Service Class
2016	17.61	18.64	916
2015	18.47	17.61	980
2014	17.89	18.47	810
2013	13.90	17.89	363
2012	12.23	13.90	234
2011	12.76	12.23	221
2010	11.27	12.76	157
2009	10.00	11.27	48
MainStay VP High Yield Corporate Bond – Service Class
2016	14.43	16.51	5,467
2015	14.90	14.43	5,938
2014	14.87	14.90	5,835
2013	14.17	14.87	4,740
2012	12.70	14.17	4,049
2011	12.14	12.70	2,513
2010	10.95	12.14	1,721
2009	10.00	10.95	439
MainStay VP Income Builder – Service Class
2016	16.18	17.40	843
2015	17.03	16.18	818
2014	16.01	17.03	622
2013	13.74	16.01	335
2012	12.14	13.74	155
2011	11.85	12.14	71
2010	10.49	11.85	58
2009	10.00	10.49	16
MainStay VP International Equity – Service Class
2016	12.53	11.73	624
2015	12.00	12.53	681
2014	12.52	12.00	735
2013	11.05	12.52	627
2012	9.40	11.05	510
2011	11.37	9.40	476
2010	11.02	11.37	288
2009	10.00	11.02	60
MainStay VP Janus Balanced – Initial Class
2016	13.17	13.60	151
2015	13.25	13.17	164
2014	12.36	13.25	172
2013	10.43	12.36	184
2012(b)	10.00	10.43	185
MainStay VP Janus Balanced – Service Class
2016	13.04	13.44	1,624
2015	13.16	13.04	1,773
2014	12.30	13.16	1,682
2013	10.40	12.30	1,521
2012(b)	10.00	10.40	1,220
MainStay VP Large Cap Growth – Service Class
2016	21.83	20.99	738
2015	20.89	21.83	773
2014	19.19	20.89	747
2013	14.28	19.19	597
2012	12.83	14.28	479
2011	13.07	12.83	333
2010	11.43	13.07	203
2009	10.00	11.43	65
MainStay VP MFS® Utilities – Service Class
2016	11.89	13.04	2,826
2015	14.11	11.89	3,063
2014	12.72	14.11	2,994
2013	10.74	12.72	2,228
2012(b)	10.00	10.74	1,491
MainStay VP Mid Cap Core – Service Class
2016	22.63	24.76	498

28

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
2015	23.87	22.63	534
2014	21.21	23.87	516
2013	15.16	21.21	411
2012	13.10	15.16	238
2011	13.73	13.10	172
2010	11.28	13.73	103
2009	10.00	11.28	34
MainStay VP Moderate Allocation – Service Class
2016	15.37	16.10	2,923
2015	15.88	15.37	3,112
2014	15.42	15.88	2,940
2013	13.15	15.42	2,622
2012	11.87	13.15	2,107
2011	11.95	11.87	1,431
2010	10.73	11.95	719
2009	10.00	10.73	126
MainStay VP Moderate Growth Allocation – Service Class
2016	16.37	17.33	3,829
2015	17.03	16.37	4,082
2014	16.55	17.03	3,891
2013	13.35	16.55	3,144
2012	11.83	13.35	2,530
2011	12.17	11.83	1,930
2010	10.82	12.17	858
2009	10.00	10.82	154
MainStay VP PIMCO Real Return – Service Class
2016	9.06	9.38	1,667
2015	9.43	9.06	1,797
2014	9.34	9.43	1,974
2013	10.44	9.34	1,988
2012(b)	10.00	10.44	2,209
MainStay VP S&P 500 Index – Service Class
2016	20.94	23.01	734
2015	21.05	20.94	703
2014	18.87	21.05	523
2013	14.53	18.87	351
2012	12.76	14.53	236
2011	12.73	12.76	126
2010	11.28	12.73	80
2009	10.00	11.28	18
MainStay VP Small Cap Core – Service Class
2016(f)	10.00	11.79	667
MainStay VP T. Rowe Price Equity Income – Service Class
2016	13.28	15.53	787
2015	14.47	13.28	829
2014	13.65	14.47	840
2013	10.64	13.65	752
2012(b)	10.00	10.64	569
MainStay VP U.S. Government Money Market – Initial Class
2016	9.18	9.06	1,330
2015	9.30	9.18	1,002
2014	9.43	9.30	978
2013	9.55	9.43	1,027
2012	9.68	9.55	1,057
2011	9.82	9.68	1,543
2010	9.95	9.82	313
2009	10.00	9.95	70
MainStay VP Unconstrained Bond – Service Class
2016	10.80	11.43	3,143
2015	11.25	10.80	3,392
2014	11.21	11.25	2,855
2013	10.94	11.21	1,534
2012	9.76	10.94	707
2011(a)	10.00	9.76	261
MainStay VP VanEck Global Hard Assets – Initial Class

29

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
2016	5.21	7.36	1,581
2015	7.87	5.21	1,742
2014	9.83	7.87	1,458
2013	8.98	9.83	1,309
2012(b)	10.00	8.98	1,165
American Funds IS® Global Small Capitalization Fund – Class 4
2016	9.21	9.25	15
2015(e)	10.00	9.21	11
American Funds IS® New World Fund® – Class 4
2016	8.74	9.06	291
2015	9.17	8.74	299
2014(d)	10.00	9.17	92
BlackRock® Global Allocation V.I. Fund – Class III
2016	10.75	11.01	2,704
2015	11.01	10.75	3,005
2014	10.95	11.01	2,999
2013	9.70	10.95	2,468
2012	8.94	9.70	1,756
2011(a)	10.00	8.94	624
BlackRock® High Yield V.I. Fund – Class III
2016	9.33	10.39	412
2015	9.83	9.33	386
2014(d)	10.00	9.83	157
Columbia Variable Portfolio – Commodity Strategy Fund – Class 2
2016	7.54	8.36	18
2015(e)	10.00	7.54	2
Columbia Variable Portfolio – Emerging Markets Bond Fund – Class 2
2016	9.42	10.32	46
2015(e)	10.00	9.42	3
Columbia Variable Portfolio – Small Cap Value Fund – Class 2
2016	17.71	23.19	259
2015	19.16	17.71	293
2014	18.85	19.16	289
2013	14.25	18.85	241
2012	12.98	14.25	166
2011	14.02	12.98	118
2010	11.24	14.02	63
2009	10.00	11.24	8
Deutsche Alternative Asset Allocation VIP – Class B
2016(f)	10.00	10.04	33
Dreyfus IP Technology Growth Portfolio – Service Shares
2016	22.42	23.09	273
2015	21.45	22.42	304
2014	20.40	21.45	287
2013	15.61	20.40	245
2012	13.72	15.61	202
2011	15.12	13.72	149
2010	11.82	15.12	79
2009	10.00	11.82	31
Fidelity® VIP Contrafund® Portfolio – Service Class 2
2016	20.16	21.43	1,537
2015	20.35	20.16	1,663
2014	18.47	20.35	1,456
2013	14.30	18.47	990
2012	12.48	14.30	711
2011	13.01	12.48	565
2010	11.28	13.01	370
2009	10.00	11.28	95
Fidelity® VIP Equity-Income Portfolio – Service Class 2
2016	17.60	20.44	320
2015	18.63	17.60	317

30

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
2014	17.41	18.63	323
2013	13.80	17.41	248
2012	11.95	13.80	191
2011	12.03	11.95	137
2010	10.61	12.03	87
2009	10.00	10.61	40
Fidelity® VIP Growth Opportunities Portfolio – Service Class 2
2016	11.71	11.56	117
2015	11.27	11.71	101
2014(d)	10.00	11.27	24
Fidelity® VIP Mid Cap Portfolio – Service Class 2
2016	19.27	21.28	607
2015	19.86	19.27	657
2014	18.98	19.86	682
2013	14.16	18.98	627
2012	12.53	14.16	583
2011	14.25	12.53	497
2010	11.23	14.25	316
2009	10.00	11.23	66
Invesco V.I. American Value Fund – Series II Shares
2016	11.39	12.95	206
2015	12.74	11.39	203
2014	11.79	12.74	139
2013(c)	10.00	11.79	37
Invesco V.I. International Growth Fund – Series II Shares
2016	9.30	9.11	393
2015	9.68	9.30	395
2014(d)	10.00	9.68	167
Janus Aspen Global Research Portfolio – Service Shares
2016	16.18	16.26	286
2015	16.83	16.18	301
2014	15.92	16.83	284
2013	12.60	15.92	244
2012	10.65	12.60	151
2011	12.55	10.65	74
2010	11.01	12.55	48
2009	10.00	11.01	14
MFS® Investors Trust Series – Service Class
2016	18.85	20.14	118
2015	19.12	18.85	114
2014	17.50	19.12	75
2013	13.47	17.50	38
2012	11.49	13.47	19
2011	11.93	11.49	12
2010	10.91	11.93	6
2009	10.00	10.91	4
MFS® Research Series – Service Class
2016	20.00	21.41	45
2015	20.17	20.00	48
2014	18.59	20.17	49
2013	14.28	18.59	33
2012	12.38	14.28	21
2011	12.63	12.38	17
2010	11.07	12.63	7
2009	10.00	11.07	3
Morgan Stanley VIF U.S. Real Estate Portfolio – Class II
2016	11.52	12.11	355
2015	11.46	11.52	343
2014	8.97	11.46	273
2013(c)	10.00	8.97	83
Neuberger Berman AMT Mid Cap Growth Portfolio – Class S
2016	22.42	23.04	294
2015	22.50	22.42	314
2014	21.25	22.50	269
2013	16.28	21.25	208
2012	14.72	16.28	137
2011	14.89	14.72	55

31

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
2010	11.72	14.89	29
2009	10.00	11.72	8
PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged) – Advisor Class
2016	10.52	11.04	818
2015	10.64	10.52	805
2014(d)	10.00	10.64	326
PIMCO VIT Low Duration Portfolio – Advisor Class
2016(f)	10.00	9.97	83
PIMCO VIT Total Return Portfolio – Advisor Class
2016	10.03	10.16	794
2015	10.14	10.03	740
2014(d)	10.00	10.14	306
Victory VIF Diversified Stock Fund – Class A Shares
2016	17.33	17.76	46
2015	18.13	17.33	63
2014	16.67	18.13	66
2013	12.62	16.67	46
2012	11.00	12.62	27
2011	11.97	11.00	32
2010	10.80	11.97	29
2009	10.00	10.80	5

(a)	For the period May 1, 2011 (commencement of operations in the Separate Account) through December 31, 2011.
(b)	For the period February 17, 2012 (commencement of operations in the Separate Account) through December 31, 2012.
(c)	For the period May 1, 2013 (commencement of operations in the Separate Account) through December 31, 2013.
(d)	For the period May 1, 2014 (commencement of operations in the Separate Account) through December 31, 2014.
(e)	For the period May 1, 2015 (commencement of operations in the Separate Account) through December 31, 2015.
(f)	For the Period May 1, 2016 (commencement of operations in the Separate Account) through December 31, 2016.

32

For Premium based M&E Charge Policies:

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
(Accumulation unit value in dollars and number of accumulation units in thousands)
MainStay VP Absolute Return Multi-Strategy – Service Class
2016	9.00	8.99	5,367
2015	9.79	9.00	5,821
2014	11.14	9.79	5,583
2013(c)	10.00	11.14	4,548
MainStay VP Balanced – Service Class
2016	18.05	19.85	1,758
2015	18.58	18.05	1,778
2014	16.80	18.58	1,721
2013	13.82	16.80	1,472
2012	12.33	13.82	1,066
2011	12.03	12.33	707
2010	10.61	12.03	321
2009	10.00	10.61	23
MainStay VP Bond – Service Class
2016	12.76	13.17	3,689
2015	12.76	12.76	3,789
2014	12.09	12.76	3,677
2013	12.34	12.09	3,842
2012	11.82	12.34	3,690
2011	11.05	11.82	2,544
2010	10.27	11.05	1,500
2009	10.00	10.27	253
MainStay VP Common Stock – Service Class
2016	22.41	24.39	684
2015	22.28	22.41	557
2014	19.50	22.28	554
2013	14.41	19.50	227
2012	12.38	14.41	87
2011	12.22	12.38	71
2010	10.87	12.22	55
2009	10.00	10.87	15
MainStay VP Conservative Allocation – Service Class
2016	15.63	16.59	5,477
2015	15.90	15.63	7,417
2014	15.28	15.90	5,573
2013	13.55	15.28	4,896
2012	12.27	13.55	4,226
2011	11.96	12.27	2,847
2010	10.70	11.96	1,205
2009	10.00	10.70	246
MainStay VP Convertible – Service Class
2016	18.57	20.76	2,457
2015	18.87	18.57	2,846
2014	17.52	18.87	2,862
2013	14.01	17.52	2,579
2012	12.87	14.01	2,078
2011	13.54	12.87	1,784
2010	11.52	13.54	1,068
2009	10.00	11.52	222
MainStay VP Cornerstone Growth – Service Class
2016	19.78	19.81	189
2015	19.33	19.78	215
2014	17.81	19.33	239
2013	14.32	17.81	195
2012	12.49	14.32	121
2011	12.69	12.49	70
2010	11.34	12.69	51
2009	10.00	11.34	4
MainStay VP Cushing Renaissance Advantage – Service Class
2016	7.51	9.65	320

33

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
2015(e)	10.00	7.51	69
MainStay VP Eagle Small Cap Growth – Initial Class
2016	13.29	14.62	645
2015	13.41	13.29	753
2014	13.08	13.41	898
2013	10.00	13.08	1,022
2012(b)	10.00	10.00	1,246
MainStay VP Eagle Small Cap Growth – Service Class
2016	11.85	13.00	540
2015	11.99	11.85	466
2014	11.72	11.99	277
2013(c)	10.00	11.72	98
MainStay VP Emerging Markets Equity – Service Class
2016	6.99	7.41	2,883
2015	8.36	6.99	3,131
2014	9.52	8.36	2,955
2013	10.10	9.52	2,529
2012(b)	10.00	10.10	2,049
MainStay VP Epoch U.S. Equity Yield – Service Class
2016	20.12	21.05	2,953
2015	20.96	20.12	3,208
2014	19.30	20.96	3,371
2013	14.85	19.30	2,920
2012	12.88	14.85	2,345
2011	13.10	12.88	2,055
2010	11.12	13.10	1,290
2009	10.00	11.12	273
MainStay VP Epoch U.S. Small Cap – Service Class
2016	21.74	25.19	825
2015	22.67	21.74	903
2014	21.32	22.67	874
2013	15.50	21.32	692
2012	13.77	15.50	432
2011	14.20	13.77	291
2010	11.38	14.20	183
2009	10.00	11.38	42
MainStay VP Floating Rate – Service Class
2016	12.91	13.96	5,403
2015	12.88	12.91	5,704
2014	12.81	12.88	5,638
2013	12.29	12.81	4,861
2012	11.50	12.29	3,312
2011	11.28	11.50	2,522
2010	10.46	11.28	1,434
2009	10.00	10.46	252
MainStay VP Government – Service Class
2016	12.03	12.12	2,183
2015	11.99	12.03	2,207
2014	11.49	11.99	2,092
2013	11.81	11.49	2,131
2012	11.39	11.81	2,195
2011	10.77	11.39	1,511
2010	10.25	10.77	858
2009	10.00	10.25	111
MainStay VP Growth Allocation – Service Class
2016	18.70	20.07	4,201
2015	19.35	18.70	4,341
2014	18.50	19.35	3,855
2013	14.17	18.50	1,603
2012	12.30	14.17	843
2011	12.67	12.30	745
2010	11.04	12.67	499
2009	10.00	11.04	77
MainStay VP High Yield Corporate Bond – Service Class
2016	15.89	18.42	14,503

34

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
2015	16.18	15.89	16,320
2014	15.94	16.18	17,034
2013	14.99	15.94	14,502
2012	13.25	14.99	12,081
2011	12.50	13.25	7,144
2010	11.12	12.50	4,040
2009	10.00	11.12	782
MainStay VP Income Builder – Service Class
2016	18.53	20.21	2,066
2015	19.26	18.53	2,139
2014	17.86	19.26	1,703
2013	15.12	17.86	1,126
2012	13.18	15.12	448
2011	12.69	13.18	248
2010	11.08	12.69	116
2009	10.00	11.08	9
MainStay VP International Equity – Service Class
2016	13.48	12.78	2,281
2015	12.73	13.48	2,419
2014	13.10	12.73	2,669
2013	11.41	13.10	2,370
2012	9.57	11.41	1,998
2011	11.43	9.57	1,873
2010	10.93	11.43	1,105
2009	10.00	10.93	189
MainStay VP Janus Balanced – Initial Class
2016	13.87	14.53	404
2015	13.78	13.87	438
2014	12.68	13.78	485
2013	10.55	12.68	538
2012(b)	10.00	10.55	589
MainStay VP Janus Balanced – Service Class
2016	13.74	14.35	6,339
2015	13.68	13.74	6,484
2014	12.62	13.68	6,280
2013	10.53	12.62	5,830
2012(b)	10.00	10.53	4,511
MainStay VP Large Cap Growth – Service Class
2016	24.11	23.51	2,519
2015	22.77	24.11	2,493
2014	20.63	22.77	2,251
2013	15.16	20.63	1,993
2012	13.43	15.16	1,669
2011	13.50	13.43	1,171
2010	11.65	13.50	731
2009	10.00	11.65	142
MainStay VP MFS® Utilities – Service Class
2016	12.53	13.93	9,334
2015	14.67	12.53	10,044
2014	13.05	14.67	10,024
2013	10.87	13.05	7,803
2012(b)	10.00	10.87	4,949
MainStay VP Mid Cap Core – Service Class
2016	25.15	27.89	1,456
2015	26.18	25.15	1,513
2014	22.95	26.18	1,453
2013	16.18	22.95	1,141
2012	13.80	16.18	809
2011	14.26	13.80	644
2010	11.56	14.26	418
2009	10.00	11.56	99
MainStay VP Moderate Allocation – Service Class
2016	16.97	18.01	6,837
2015	17.29	16.97	7,337
2014	16.57	17.29	7,102

35

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
2013	13.94	16.57	6,326
2012	12.41	13.94	5,416
2011	12.33	12.41	4,010
2010	10.93	12.33	2,029
2009	10.00	10.93	233
MainStay VP Moderate Growth Allocation – Service Class
2016	17.98	19.29	14,423
2015	18.46	17.98	14,921
2014	17.69	18.46	14,796
2013	14.08	17.69	13,482
2012	12.31	14.08	11,251
2011	12.50	12.31	8,301
2010	10.96	12.50	3,361
2009	10.00	10.96	200
MainStay VP PIMCO Real Return – Service Class
2016	9.54	10.02	5,337
2015	9.80	9.54	5,920
2014	9.58	9.80	6,419
2013	10.56	9.58	6,550
2012(b)	10.00	10.56	6,508
MainStay VP S&P 500 Index – Service Class
2016	22.68	25.25	2,165
2015	22.49	22.68	2,048
2014	19.89	22.49	1,663
2013	15.10	19.89	1,116
2012	13.09	15.10	636
2011	12.89	13.09	370
2010	11.26	12.89	229
2009	10.00	11.26	55
MainStay VP Small Cap Core – Service Class
2016(f)	10.00	11.89	2,606
MainStay VP T. Rowe Price Equity Income – Service Class
2016	13.99	16.58	2,301
2015	15.04	13.99	2,481
2014	14.00	15.04	2,408
2013	10.76	14.00	2,062
2012(b)	10.00	10.76	1,678
MainStay VP U.S. Government Money Market – Initial Class
2016	10.01	10.01	4,382
2015	10.01	10.01	4,281
2014	10.01	10.01	3,615
2013	10.00	10.01	3,228
2012	10.00	10.00	3,209
2011	10.00	10.00	2,974
2010	10.00	10.00	1,046
2009	10.00	10.00	228
MainStay VP Unconstrained Bond – Service Class
2016	11.51	12.34	8,891
2015	11.82	11.51	10,204
2014	11.63	11.82	7,787
2013	11.19	11.63	3,831
2012	9.85	11.19	1,695
2011(a)	10.00	9.85	539
MainStay VP VanEck Global Hard Assets – Initial Class
2016	5.48	7.86	5,668
2015	8.18	5.48	6,508
2014	10.08	8.18	5,618
2013	9.08	10.08	4,779
2012(b)	10.00	9.08	4,124
American Funds IS® Global Small Capitalization Fund – Class 4
2016	9.29	9.46	61
2015(e)	10.00	9.29	44
American Funds IS® New World Fund® – Class 4
2016	8.94	9.39	1,266
2015	9.25	8.94	1,283

36

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
2014(d)	10.00	9.25	465
BlackRock® Global Allocation V.I. Fund – Class III
2016	11.45	11.89	8,650
2015	11.75	11.45	9,512
2014	11.35	11.75	9,910
2013	9.92	11.35	8,714
2012	9.02	9.92	5,479
2011(a)	10.00	9.02	1,878
BlackRock® High Yield V.I. Fund – Class III
2016	9.54	10.77	1,098
2015	9.92	9.54	955
2014(d)	10.00	9.92	420
Columbia Variable Portfolio – Commodity Strategy Fund – Class 2
2016	7.61	8.55	101
2015(e)	10.00	7.61	8
Columbia Variable Portfolio – Emerging Markets Bond Fund – Class 2
2016	9.50	10.55	209
2015(e)	10.00	9.50	22
Columbia Variable Portfolio – Small Cap Value Fund – Class 2
2016	18.80	24.95	979
2015	20.07	18.80	1,050
2014	19.47	20.07	1,044
2013	14.53	19.47	869
2012	13.06	14.53	616
2011	13.91	13.06	441
2010	11.00	13.91	239
2009	10.00	11.00	28
Deutsche Alternative Asset Allocation VIP – Class B
2016(f)	10.00	10.13	149
Dreyfus IP Technology Growth Portfolio – Service Shares
2016	24.62	25.70	884
2015	23.25	24.62	925
2014	21.81	23.25	857
2013	16.46	21.81	755
2012	14.27	16.46	580
2011	15.52	14.27	452
2010	11.97	15.52	314
2009	10.00	11.97	53
Fidelity® VIP Contrafund® Portfolio – Service Class 2
2016	22.16	23.87	5,448
2015	22.07	22.16	5,754
2014	19.77	22.07	4,947
2013	15.09	19.77	3,518
2012	13.00	15.09	2,614
2011	13.37	13.00	2,170
2010	11.43	13.37	1,282
2009	10.00	11.43	246
Fidelity® VIP Equity-Income Portfolio – Service Class 2
2016	20.09	23.65	720
2015	20.98	20.09	662
2014	19.34	20.98	634
2013	15.13	19.34	590
2012	12.92	15.13	389
2011	12.84	12.92	291
2010	11.17	12.84	205
2009	10.00	11.17	54
Fidelity® VIP Growth Opportunities Portfolio – Service Class 2
2016	11.98	11.99	466
2015	11.37	11.98	446
2014(d)	10.00	11.37	72
Fidelity® VIP Mid Cap Portfolio – Service Class 2
2016	21.09	23.60	2,059
2015	21.44	21.09	2,245
2014	20.22	21.44	2,386
2013	14.88	20.22	2,225
2012	12.99	14.88	2,060
2011	14.57	12.99	1,738

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	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
2010	11.33	14.57	953
2009	10.00	11.33	171
Invesco V.I. American Value Fund – Series II Shares
2016	11.81	13.60	651
2015	13.03	11.81	697
2014	11.90	13.03	388
2013(c)	10.00	11.90	94
Invesco V.I. International Growth Fund – Series II Shares
2016	9.51	9.45	1,595
2015	9.77	9.51	1,444
2014(d)	10.00	9.77	512
Janus Aspen Global Research Portfolio – Service Shares
2016	18.09	18.42	880
2015	18.56	18.09	978
2014	17.32	18.56	905
2013	13.52	17.32	725
2012	11.28	13.52	462
2011	13.12	11.28	322
2010	11.35	13.12	176
2009	10.00	11.35	27
MFS® Investors Trust Series – Service Class
2016	19.74	21.39	471
2015	19.75	19.74	453
2014	17.84	19.75	239
2013	13.54	17.84	86
2012	11.40	13.54	55
2011	11.68	11.40	33
2010	10.53	11.68	20
2009	10.00	10.53	2
MFS® Research Series – Service Class
2016	21.79	23.64	190
2015	21.68	21.79	170
2014	19.72	21.68	166
2013	14.94	19.72	145
2012	12.78	14.94	74
2011	12.87	12.78	43
2010	11.13	12.87	23
2009	10.00	11.13	7
Morgan Stanley VIF U.S. Real Estate Portfolio – Class II
2016	11.94	12.73	1,301
2015	11.72	11.94	1,291
2014	9.06	11.72	995
2013(c)	10.00	9.06	279
Neuberger Berman AMT Mid Cap Growth Portfolio – Class S
2016	23.34	24.31	1,265
2015	23.11	23.34	1,314
2014	21.54	23.11	1,030
2013	16.28	21.54	782
2012	14.52	16.28	526
2011	14.49	14.52	318
2010	11.25	14.49	126
2009	10.00	11.25	18
PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged) – Advisor Class
2016	10.76	11.45	3,131
2015	10.74	10.76	2,791
2014(d)	10.00	10.74	1,058
PIMCO VIT Low Duration Portfolio – Advisor Class
2016(f)	10.00	10.06	234
PIMCO VIT Total Return Portfolio – Advisor Class
2016	10.26	10.53	2,621
2015	10.23	10.26	2,297
2014(d)	10.00	10.23	859
Victory VIF Diversified Stock – Class A Shares
2016	18.31	19.02	123
2015	18.90	18.31	131

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	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
2014	17.15	18.90	126
2013	12.80	17.15	120
2012	11.01	12.80	95
2011	11.82	11.01	105
2010	10.52	11.82	69
2009	10.00	10.52	10

(a)	For the period May 1, 2011 (commencement of operations in the Separate Account) through December 31, 2011.
(b)	For the period February 17, 2012 (commencement of operations in the Separate Account) through December 31, 2012.
(c)	For the period May 1, 2013 (commencement of operations in the Separate Account) through December 31, 2013.
(d)	For the period May 1, 2014 (commencement of operations in the Separate Account) through December 31, 2014.
(e)	For the period May 1, 2015 (commencement of operations in the Separate Account) through December 31, 2015.
(f)	For the Period May 1, 2016 (commencement of operations in the Separate Account) through December 31, 2016.

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NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

AND THE SEPARATE ACCOUNT

New York Life Insurance and Annuity Corporation

New York Life Insurance and Annuity Corporation (“NYLIAC”) is a stock life insurance company incorporated in Delaware in 1980. NYLIAC is licensed to sell life, accident and health insurance and annuities in the District of Columbia and all states. In addition to the policies described in this Prospectus, NYLIAC offers life insurance policies and other annuities.

NYLIAC is a wholly-owned subsidiary of New York Life Insurance Company, a mutual life insurance company doing business in New York since 1845. NYLIAC held assets of $152.6 billion at the end of 2016. New York Life Insurance Company has invested in NYLIAC, and will occasionally make additional contributions to NYLIAC in order to maintain capital and surplus in accordance with state requirements. The obligations under the policies are obligations of NYLIAC.

The Separate Account

Separate Account-III was established on November 30, 1994 and Separate Account-IV was established on June 10, 2003, pursuant to resolutions of the NYLIAC Board of Directors. The Separate Accounts are registered as unit investment trusts with the Securities and Exchange Commission under the Investment Company Act of 1940. This registration does not signify that the Securities and Exchange Commission supervises the management, or the investment practices or policies, of the Separate Accounts.

Although the assets of the Separate Accounts belong to NYLIAC, these assets are held separately from our other assets. The Separate Accounts’ assets are not chargeable with liabilities incurred in any of NYLIAC’s other business operations (except to the extent that assets in the Separate Accounts exceed the reserves and other liabilities of that Separate Account). The income, capital gains and capital losses incurred on the assets of the Separate Accounts are credited to or charged against the assets of the Separate Accounts without regard to the income, capital gains or capital losses arising out of any other business NYLIAC may conduct. Therefore, the investment performance of the Separate Accounts is entirely independent of the investment performance of the Fixed Account, the DCA Advantage Account and any other separate account of NYLIAC.

Separate Account-III currently has 83 Investment Divisions, some of which may not be available under your policy. Separate Account IV has 60 Investment Divisions, some of which may not be available under your policy. The available Investment Divisions are listed on the first and second page of this Prospectus. Premium payments allocated to the Investment Divisions are invested solely in the corresponding Eligible Portfolios of the relevant Fund.

The Portfolios

The assets of each Eligible Portfolio are separate from the others and each such Portfolio has different investment objectives and policies. As a result, each Eligible Portfolio operates as a separate investment fund and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio. You can make or lose money in any of the Investment Divisions. Portfolios described in this Prospectus are different from portfolios that may have similar names but are available directly to the general public. The funds available directly to the general public may have the same adviser, same name, same investment objectives and policies, and substantially similar portfolio securities, but the investment performance may not be the same.

We offer no assurance that any of the Eligible Portfolios will attain their respective stated objectives.

The Funds also make their shares available to certain other separate accounts funding variable life insurance policies offered by NYLIAC. This is called “mixed funding.” The Funds also may make their shares available to separate accounts of insurance companies unaffiliated with NYLIAC. This is called “shared funding.” Although we do not anticipate any inherent difficulties arising from mixed and shared funding, it is theoretically possible that, due to differences in tax treatment or other considerations, the interests of owners of various policies participating in a certain Fund might at some time be in conflict. The Board of Directors/Trustees of each Fund, each Fund’s investment advisers, and NYLIAC are required to monitor events to identify any material conflicts that arise from the use of the Funds for mixed and shared funding. For more information about the risks of mixed and shared funding, please refer to the relevant Fund prospectus.

The Funds and Eligible Portfolios offered through this product are selected by NYLIAC based on several criteria, including asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. An affiliate of NYLIAC manages the Mainstay VP Funds Trust and that was a factor in its selection. Another factor that NYLIAC considers during the selection process is

40

whether the Fund or Eligible Portfolio or an affiliate of the Fund will compensate NYLIAC for providing administrative, marketing, and support services that would otherwise be provided by the Fund, the Fund’s investment adviser, or its distributor.

We receive payments or compensation from the Funds or their investment advisers, or from other service providers of the Funds (who may be affiliates of NYLIAC) in connection with administration, distribution, and other services we provide with respect to the Eligible Portfolios and their availability through the policies. These payments may be derived, in whole or in part, from the advisory fee charged by the Fund and deducted from Fund assets and/or from “Rule 12b-1” fees charged by the Fund and deducted from Fund assets. These payments are also a factor in our selection of Funds and Eligible Portfolios. NYLIAC may use these payments for any corporate purpose, including payment of expenses that NYLIAC and/or its affiliates incur in promoting, marketing, and administering the policies, and in its role as an intermediary of the Funds. Policyowners, through their indirect investment in the Funds, bear the costs of these advisory and 12b-1 fees.

The amounts we receive may be substantial, may vary by Eligible Portfolio, and may depend on how much policy value is invested in the particular Eligible Portfolio or Fund. NYLIAC and its affiliates may profit from these payments. Currently, we receive payments or revenue under various arrangements in amounts ranging from 0.15% to 0.35% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. We also receive compensation under various distribution services arrangements in amounts ranging from 0.05% to 0.25% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. The compensation that your registered representative receives remains the same regardless of which Investment Divisions you choose or the particular arrangements applicable to those Investment Divisions.

Asset Allocation Models

The Asset Allocation Models are available at no extra charge. You can select only one Asset Allocation Model at a time.

Each Asset Allocation Model specifies percentage allocations among various Investment Divisions available through your policy. If you wish to allocate your Accumulation Value to an Asset Allocation Model, you may do so by notifying us in writing at one of the addresses listed in Question 15 of this Prospectus.

The Asset Allocation Models are static, but gains and/or losses from the Funds in a model will cause the model’s original percentages to shift. If you have selected the Guaranteed Investment Protection Rider or the Guaranteed Investment Protection Rider 2.0 (“GIPR” or “GIPR 2.0”), your allocations to an Asset Allocation Model will be rebalanced quarterly to reflect the model’s original percentages. If you have not selected GIPR or GIPR 2.0, you may rebalance your allocation(s) to an Asset Allocation Model to reflect the model’s original percentages by notifying us in writing at one of the addresses listed in Question 15 of this Prospectus.

The available Asset Allocation Models may change from time to time. We may create new Asset Allocation Models with asset allocations or Investment Divisions that vary from those of existing Asset Allocation Models. We will provide written notice if we offer new Asset Allocation Models, if there is a material change in our arrangement with NYLIM regarding the Asset Allocation Model program, or if we terminate our Asset Allocation Model program. We will not reallocate your Accumulation Value, or change your premium allocation instructions, in response to these changes. However, the Investment Divisions and allocation percentages for your model could change due to events such as mergers, substitutions, liquidations or closures. We will notify you in writing of any such events.

You can get information about new or updated Asset Allocation Models, or about Asset Allocation Models that are no longer available for new investment, by contacting your registered representative. You should consult your registered representative periodically to consider whether any Asset Allocation Model you have selected is still appropriate for you. If you wish to remove funds from your current Asset Allocation Model and/or allocate funds to a currently offered Asset Allocation Model, subject to investment restrictions for maintaining the Investment Protection Plan Rider, the Investment Protection Plan II Rider, GIPR or GIPR 2.0, if applicable, you may do so by notifying us in writing at one of the addresses listed in Question 15 of this Prospectus.

The currently offered Asset Allocation Models are available to all policyholders. Any previously offered Asset Allocation Models are available only to those policyholders who allocated to those Asset Allocation Models when they were offered. You can select only one Asset Allocation Model at a time. If you transfer out of an Asset Allocation Model that is no longer offered, you will not be able to transfer back into that Asset Allocation Model. Transfers into or out of an Asset Allocation Model count as one transfer and are subject to the conditions and restrictions listed in “THE POLICIES”, below.

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You may change your allocation to a particular Asset Allocation Model at any time and reallocate your Accumulation Value to other Investment Divisions or another available Asset Allocation Model, subject to investment restrictions for maintaining the Investment Protection Plan Rider, the Investment Protection Plan II Rider, GIPR or GIPR 2.0, if applicable. For example, if you have allocated to an Asset Allocation Model and you later decide you prefer different percentage allocations among the Investment Divisions than those specified by the Asset Allocation Model, you will need to transfer out of that Asset Allocation Model and allocate your Accumulation Value to those Investment Divisions in the percentages you want. (See “THE POLICIES – Transfers”.) If you then want your Accumulation Value to remain at the new percentages you selected, you should ensure that the AAR feature is in effect and accurately reflects your choice of investment percentages for each Investment Division. (See “THE POLICIES – Automatic Asset Reallocation”.) You may also have amounts held in the DCA Advantage Account or under the Interest Sweep allocated to an Asset Allocation Model.

We have no discretionary authority or control over your investment decisions. The Asset Allocation Models are comprised of then available Investment Divisions and do not include the Fixed Account. We make available educational information and materials (e.g., risk tolerance questionnaire, and Fund prospectuses) that can help you select an Asset Allocation Model, but we do not recommend any particular Asset Allocation Model or otherwise provide advice as to what Asset Allocation Model may be appropriate for you. Consequently, you are responsible for your decision to allocate your Accumulation Value to an Asset Allocation Model, and to select the Asset Allocation Model that is best for you.

Asset allocation does not guarantee that your Accumulation Value will increase or protect against losses in a declining market. Tools used to assess your risk tolerance, such as the Investor Profile, may not be accurate and could be less effective if your circumstances change over time. We reserve the right to terminate or change the asset allocation program at any time. As noted above, if the program is terminated or changed, we will not reallocate your Accumulation Value. If you want to reallocate your Accumulation Value, you will need to send us a transfer request to one of the addresses in Question 15, by telephone, or through “My Account” at www.newyorklife.com. (See “THE POLICIES – Transfers”.)

An Asset Allocation Model may not perform as intended. Hence, it may not achieve its investment objective or reduce volatility. When considering an Asset Allocation Model for your situation, you should consider your other assets, income and investments in addition to this policy. An Asset Allocation Model may perform better or worse than any single investment option or any other combination of investment options. Asset Allocation does not guarantee that your Accumulation Value will increase, or protect against losses. In addition, the timing of your investment and any rebalancing may affect performance.

Because returns from each Investment Division in the Asset Allocation Models will vary, over time the percentage of your policy’s Accumulation Value that is allocated to each Investment Division in the Asset Allocation Model you select may not remain at the initial percentages. To keep your Accumulation Value at these initial percentages in line with your current investment objective, consider choosing the Automatic Asset Reallocation option. (See “THE POLICIES- Automatic Asset Reallocation”.)

Rebalancing or periodic updating of Asset Allocation Models can cause the Eligible Portfolios underlying in the Investment Divisions that make up a model to need to raise cash for money flowing out of the Funds or vice versa. In order to raise cash, those Funds may need to sell assets at prices lower than otherwise expected, which can hurt Fund share prices. Moreover, large outflows of money from the Funds may increase the expenses attributable to the assets remaining in the Funds. These transactions and expenses can adversely affect the performance of the relevant Funds and of the Asset Allocation Models. In addition, these inflows and outflows may cause a Fund to hold a large portion of its assets in cash, which could detract from the achievement of the Fund’s investment objective, particularly in periods of rising market prices. For additional information regarding the risks of investing in a particular Fund, see that Fund’s prospectus.

Conflicts of Interest

New York Life Investment Management LLC (“New York Life Investments”), an affiliate of NYLIAC and the Investment Adviser to the MainStay VP Funds Trust, designed the Asset Allocation Models. While the Asset Allocation Models are designed to offer you a convenient way to make allocation decisions, you should be aware that New York Life Investments is subject to competing interests that may have influenced its decision-making with regard to the composition of the Asset Allocation Models. For example, because New York Life Investments receives fees for advising the MainStay VP Funds Trust, it benefits from including a relatively high percentage of these Investment Divisions in the Asset

42

Allocation Models. MainStay VP Investment Divisions also predominate in the Asset Allocation Models because they represent the majority of Investment Divisions offered with the policy and are prevalent among the low- and moderate-risk Investment Divisions that make up the Asset Allocation Models. New York Life Investments also did not include certain non-proprietary Investment Divisions in the Asset Allocation Models because their investment profile (e.g., sector-specific concentration or shifting asset composition) was determined to be incompatible with the risk and return profile of the Asset Allocation Models. As Investment Divisions may have been included in an Asset Allocation Model based on asset class exposure, they may have also been selected over Investment Divisions with better past investment performance or lower fees.

As noted above, we receive payments or compensation from the Funds or their Investment Advisers, or from other service providers of the Funds (who may be affiliates of NYLIAC) in connection with administration, distribution and other services that we provide with respect to the Eligible Portfolios and their availability through the policies. The amount of this revenue and how it is computed varies by Fund, may be significant, and may create conflicts of interest in the design of the Asset Allocation Models.

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The Eligible Portfolios of the relevant Funds, along with their investment advisers, are listed in the following table:

FUND	INVESTMENT ADVISERS	ELIGIBLE PORTFOLIOS
MainStay VP Funds Trust	New York Life Investment Management LLC	MainStay VP Conservative Allocation MainStay VP Growth Allocation MainStay VP Moderate Allocation MainStay VP Moderate Growth Allocation

	Subadviser: New York Life Investors LLC (“NYL Investors”)	MainStay VP Floating Rate MainStay VP Indexed Bond MainStay VP U.S. Government Money Market

	Subadvisers: Candriam France S.A.S., Cornerstone Capital Management Holdings (“Cornerstone”), Cushing Asset Management (“Cushing”), and MacKay Shields LLC (“MacKay”)	MainStay VP Absolute Return Multi-Strategy

	Subadvisers: Cornerstone and NYL Investors	MainStay VP Balanced

	Subadviser: Cornerstone	MainStay VP Common Stock MainStay VP Cornerstone Growth MainStay VP International Equity MainStay VP Mid Cap Core MainStay VP S&P 500 Index MainStay VP Small Cap Core

	Subadviser: Cushing	MainStay VP Cushing Renaissance Advantage

	Subadvisers: Candriam Belgium and Cornerstone	MainStay VP Emerging Markets Equity

	Subadviser: Eagle Asset Management, Inc.	MainStay VP Eagle Small Cap Growth*

	Subadviser: Epoch Investment Partners, Inc. (“Epoch”)	MainStay VP Epoch U.S. Equity Yield MainStay VP Epoch U.S. Small Cap

	Subadviser: Janus Capital Management LLC	MainStay VP Janus Balanced*

	Subadviser: Massachusetts Financial Services Company (“MFS”)	MainStay VP MFS® Utilities

	Subadviser: Pacific Investment Management Company LLC	MainStay VP PIMCO Real Return

	Subadviser: T. Rowe Price Associates, Inc.	MainStay VP T. Rowe Price Equity Income

	Subadviser: Van Eck Associates Corporation	MainStay VP VanEck Global Hard Assets

	Subadviser: MacKay	MainStay VP Convertible MainStay VP Government MainStay VP High Yield Corporate Bond MainStay VP Unconstrained Bond

	Subadviser: Winslow Capital Management, Inc.	MainStay VP Large Cap Growth

	Subadvisers: Epoch and MacKay	MainStay VP Income Builder

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FUND	INVESTMENT ADVISERS	ELIGIBLE PORTFOLIOS
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	Invesco Advisers, Inc.	Invesco V.I. American Value Fund Invesco V.I. International Growth Fund

American Funds Insurance Series®	Capital Research and Management Company (“CRMC”)	American Funds IS® Global Small Capitalization Fund American Funds IS® New World Fund®

BlackRock® Variable Series Funds, Inc.	BlackRock Advisors, LLC	BlackRock® Global Allocation V.I. Fund BlackRock® High Yield V.I. Fund

Legg Mason Partners Variable Equity Trust	Legg Mason Partners Fund Advisor, LLC Subadviser: ClearBridge Investments, LLC	ClearBridge Variable Appreciation Portfolio

Columbia Funds Variable Series Trust II Columbia Funds Variable Insurance Trust	Columbia Management Investment Advisers, LLC Commodity Strategy Subadviser: Threadneedle International Limited	Columbia Variable Portfolio — Commodity Strategy Fund Columbia Variable Portfolio — Emerging Markets Bond Fund Columbia Variable Portfolio — Small Cap Value Fund

Deutsche Variable Series II	Deutsche Investment Management Americas Inc. Subadviser: RREEF America LLC	Deutsche Alternative Asset Allocation VIP

Dreyfus Investment Portfolios	The Dreyfus Corporation	Dreyfus IP Technology Growth Portfolio

Fidelity® Variable Insurance Products Fund	Fidelity Management and Research Company (“FMR”) Subadvisers: FMR Co., Inc. (“FMRC”) and other investment advisers	Fidelity® VIP Contrafund® Portfolio Fidelity® VIP Equity-Income Portfolio Fidelity® VIP Growth Opportunities Portfolio Fidelity® VIP Mid Cap Portfolio

Janus Aspen Series	Janus Capital Management LLC	Janus Aspen Global Research Portfolio

MFS® Variable Insurance Trust MFS® Variable Insurance Trust II	Massachusetts Financial Services Company (“MFS”)	MFS® Investors Trust Series MFS® Research Series MFS® International Value Portfolio

Morgan Stanley Variable Insurance Fund, Inc.	Morgan Stanley Investment Management Inc.	Morgan Stanley VIF U.S. Real Estate Portfolio

Neuberger Berman Advisers Management Trust	Neuberger Berman Investment Advisers LLC	Neuberger Berman AMT Mid Cap Growth Portfolio

PIMCO Variable Insurance Trust	Pacific Investment Management Company LLC (“PIMCO”)	PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged) PIMCO VIT Low Duration Portfolio PIMCO VIT Total Return Portfolio

Victory Variable Insurance Funds	Victory Capital Management Inc.	Victory VIF Diversified Stock Fund

*	New allocations to the MainStay VP Eagle Small Cap Growth – Initial Class or MainStay VP Janus Balanced – Initial Class Investment Divisions will not be accepted from policyowners who were not invested in the MainStay VP Eagle Small Cap Growth – Initial Class or MainStay VP Janus Balanced – Initial Class Investment Division on February 17, 2012. For existing policyowners, if you remove all of your Accumulation Value from the MainStay VP Eagle Small Cap Growth – Initial Class or MainStay VP Janus Balanced – Initial Class Investment Divisions on or after February 17, 2012, you will not be able to reinvest in these Investment Divisions.

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Please refer to the accompanying prospectuses of the respective Funds for a complete description of the Funds, the investment advisers, the sub-advisers, and the Portfolios. The Funds’ prospectuses should be read carefully before any decision is made concerning the allocation of premium payments to an Investment Division corresponding to a particular Eligible Portfolio.

NYLIAC does not provide investment advice and does not recommend or endorse any particular Eligible Portfolio or Portfolios. NYLIAC is not responsible for choosing the Investment Divisions or the amounts allocated to each. You are responsible for determining that these decisions are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Decisions regarding investment allocations should be carefully considered. You bear the risk of any decline in the value of your policy resulting from the performance of the Portfolios you have chosen.

You should consult with your registered representative to determine which combination of investment options is most appropriate for you, and periodically review your choices.

Certain portfolios, generally referred to as “funds of funds” or “master-feeder arrangements,” may invest all or substantially all of their assets in portfolios of other funds. In such cases, you will indirectly pay fees and expenses at both portfolio levels, which would reduce your investment return.

Hedging strategies may be employed by certain portfolios to attempt to provide downside protection during sharp downward movements in equity markets. The cost of these strategies could limit the upside participation of the portfolio in rising equity markets relative to other portfolios.

So-called “alternative” investment strategies may also be used by certain portfolios, which may involve non-traditional asset classes. These alternative investment strategies may be riskier than more traditional investment strategies and may involve leverage or use complex hedging techniques, such as options and derivatives. These may offer potential diversification benefits beyond traditional investment strategies.

Investment selections should be based on a thorough investigation of all of the information regarding the Eligible Portfolios that are available to you, including each Fund’s prospectus, statement of additional information, and annual and semi-annual reports. Other sources, such as the Fund’s website or newspapers and financial and other magazines, provide more current information, including information about any regulatory actions or investigations relating to a Fund or Eligible Portfolio. After you select Investment Divisions or an Asset Allocation Model for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

Money Market Fund Fees and Gates

The SEC has adopted rules that provide that all money market funds can impose liquidity fees and/or suspend redemptions under certain circumstances. The liquidity fees can be up to 2% of the amount redeemed, and the suspensions of redemptions (redemption “gates”) can last for ten (10) business days. Money market funds can impose these fees and gates (which could be applied to all policy transfers, surrenders, withdrawals and benefit payments from that portfolio) based on the liquidity of the fund’s assets and other factors.

All types of money market funds have the ability to impose these fees and gates, but government money market funds (that invest at least 99.5% of their assets in cash, U.S. government securities and/or repurchase agreements that are secured by cash or government securities) are less likely to impose fees and gates. Nevertheless, there remains a possibility that a government money market fund such as the MainStay VP U.S. Government Money Market Portfolio could impose such fees and gates, which could be applied to all policy transfers, surrenders, withdrawals and benefit payments from the portfolio.

Additions, Deletions, or Substitutions of Investments

NYLIAC retains the right, subject to any applicable law, to make additions to, deletions from, or substitutions for, the Eligible Portfolio shares held by any Investment Division. NYLIAC reserves the right to eliminate the shares of any of the Eligible Portfolios and to substitute shares of another portfolio of a Fund, or of another registered open-end management investment company. We may do this if the shares of the Eligible Portfolios are no longer available for investment or if we believe investment in any Eligible Portfolio would become inappropriate in view of the purposes of the Separate Account, which is to serve as the funding vehicle for the Policy and certain other variable annuity policies issued by NYLIAC. An investment in an Eligible Portfolio could become inappropriate if, for example, that Eligible Portfolio performs poorly, undergoes a significant management change, or changes its investment objective or investment policies such that they are no longer consistent with the purposes of the policies funded by the Separate Account.

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To the extent required by law, we will not make substitutions of shares attributable to your interest in an Investment Division until you have been notified of the change. This does not prevent the Separate Account from purchasing other securities for other series or classes of policies, or from processing a conversion between series or classes of policies on the basis of requests made by policyowners.

We may establish new Investment Divisions when we determine, in our sole discretion, that marketing, tax, investment, or other conditions so warrant. We will make any new Investment Divisions available to existing policyowners on a basis we determine. We may also eliminate one or more Investment Divisions, if we determine, in our sole discretion, that marketing, tax, investment, or other conditions warrant. Please note that any such changes could affect the performance of the Asset Allocation Models.

In the event of any substitution or change, NYLIAC may, by appropriate endorsement, change the policies to reflect such substitution or change. We also reserve the right to: (a) operate the Separate Account as a management company under the Investment Company Act of 1940, (b) deregister it under such Act in the event such registration is no longer required, (c) combine it with one or more other separate accounts, and (d) restrict or eliminate the voting rights of persons having voting rights as to the Separate Account as permitted by law.

Reinvestment

We automatically reinvest all dividends and capital gain distributions from Eligible Portfolios in shares of the distributing Portfolio at their net asset value on the payable date.

THE POLICIES

This is a flexible premium policy, which means additional premium payments can be made. The policy is issued on the lives of individual Annuitants. For single premium policies, this section is modified as indicated in Appendix 1 of this Prospectus.

The policies are variable. This means that the Accumulation Value will fluctuate based on the investment experience of the Investment Divisions or Asset Allocation Model you select, as well as the interest credited on the Fixed Account Accumulation Value and the DCA Advantage Account Accumulation Value. NYLIAC does not guarantee the investment performance of the Separate Account or of the Eligible Portfolios. You bear the entire investment risk with respect to amounts allocated to the Investment Divisions of the Separate Account or an Asset Allocation Model. We offer no assurance that the investment objectives of the Investment Divisions or an Asset Allocation Model will be achieved. Accordingly, amounts allocated to the Investment Divisions of the Separate Account or an Asset Allocation Model are subject to the risks inherent in the securities markets and, specifically, to price fluctuations in the Eligible Portfolios’ investments.

As the Owner of the policy, you have the right to (a) change a revocable Beneficiary, (b) name a new Owner (on Non-Qualified Policies only), (c) receive Income Payments, (d) name a Payee to receive Income Payments, and (e) transfer funds among the Investment Divisions. You cannot lose these rights. However, all rights of ownership cease upon your death.

The current policyowner of a Non-Qualified Policy has the right to transfer ownership to another person(s) or entity. To transfer ownership, the policyowner must complete our approved “Transfer of Ownership” form in effect at the time of the request. This change will take effect as of the date you signed the form, subject to any payment we made or other action we took before recording the change. Federal law requires all financial institutions to obtain, verify, and record information that identifies each person or entity that becomes the owner of an existing policy. This means the new policyowner(s) will be required to provide their name, address, date of birth, and other identifying information. To complete a transfer of ownership, the new policyowner(s) will also be required to submit financial and suitability information.

Certain provisions of the policies may be different than the general description in this Prospectus, and certain riders and options may not be available, because of legal requirements or restrictions in your state. See your policy for specific variations because any such state variations will be included in your policy or in riders or endorsements attached to your policy. We have noted particular state variations where applicable throughout this prospectus. You can also see your registered representative or contact us for specific information that may be applicable to your state.

Selecting the Variable Annuity That’s Right for You

In addition to the policies described in this Prospectus, we offer other variable annuities, each having different features, fees, and charges. Your registered representative can help you decide which is best for you based on your individual circumstances, time horizon, and policy feature preferences.

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The availability of optional policy features may increase the cost of the policy. Therefore, when selecting a policy, you should consider what policy features you plan to use within your variable annuity. You should also consider the different surrender charge period associated with each policy in light of the length of time you plan to hold your policy (i.e., your time horizon). If you intend to make multiple contributions to your policy over time, you may want to consider a surrender charge period that is based on the Policy Date. If you intend to make a single contribution or limited contributions over time, you may want to consider a policy with a surrender charge period that is based on each premium payment. In addition to the surrender charges, you should also evaluate the available policy features and the different fees associated with each of the features and of the policy.

You should consider the investment objectives, risks, charges and expenses of an investment carefully before investing. Both the product and underlying fund prospectuses contain this and other information about the variable annuities and underlying investment options. Your registered representative can provide you with prospectuses for one or more of these variable annuities and the underlying funds. Please read the prospectuses carefully before investing.

Qualified and Non-Qualified Policies

We designed the policies primarily for the accumulation of retirement savings, and to provide income at a future date. We issue both Qualified and Non-Qualified Policies. Both types of policies offer tax-deferred accumulation. Non-Qualified Policies provide for retirement income other than through a tax-qualified plan. Qualified Policies are for use with any one of the tax-qualified plans listed below.

(1)	TSAs purchased by employees of certain tax-exempt organizations and certain state-supported educational institutions, in each case in accordance with the employer’s plan document and/or applicable tax requirements (see FEDERAL TAX MATTERS—Qualified Policies—Important Information Regarding Final Code Section 403 (b) Regulations). We will no longer be accepting contributions for policies issued in connection with ERISA 403(b) plans);

(2)	Section 408 or 408A Individual Retirement Annuities (IRAs), including: Roth IRAs, Inherited IRAs, SEP and SIMPLE IRAs.

Please see “FEDERAL TAX MATTERS” for a detailed description of these plans.

If you are considering the purchase of a Qualified Policy or a Non-Qualified Policy to fund another type of tax- qualified retirement plan, such as a plan qualifying under Section 401(a) of the Code, you should be aware that this policy will fund a retirement plan that already provides tax deferral under the Code. Therefore, the tax deferral of the annuity does not provide additional benefits. However, this annuity is designed to provide certain payment guarantees and features other than tax deferral, some of which may not be available in other investments. There are fees and charges in an annuity that may not be included in other types of investments. These additional features and benefits include:

•	A guaranteed death benefit, as explained in this Prospectus.

•	The option for you to receive a guaranteed stream of Income Payments for life after you have owned the policy for one year.

•	A Fixed Account (if available) that features a guaranteed fixed interest rate.

•	An optional Interest Sweep feature that automatically transfers interest earned on monies in the Fixed Account to Investment Divisions offered under the policy.

•	The flexibility to easily transfer money among Investment Divisions in the annuity managed by different investment managers and to have your investment mix automatically rebalanced periodically.

These features are explained in detail in this Prospectus. You should purchase this annuity with tax-qualified money because of the additional features the annuity provides and not for the tax deferral to which the tax-qualified plan is already entitled. You should consult with your tax or legal adviser to determine if the policy is suitable for your tax qualified plan.

Policy Application and Premium Payments

To purchase a policy, you must complete an application. The application is sent by your registered representative to NYLIAC’s Cleveland or Dallas Service Center with your initial premium payment. (Initial premium payments received in connection with 1035 exchanges, rollovers and TSAs must be sent to either the Cleveland or Dallas Service Center, or one of the addresses noted in Question 17 of this Prospectus.) If the application is in Good Order, we will credit the initial premium payment to the Allocation Options you have selected within two Business Days after receipt at the Cleveland or

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Dallas Service Center. (Or, in the case of initial premium payments received in connection with 1035 exchanges, rollovers and TSAs, at the Cleveland or Dallas Service Centers or at one of the addresses noted in Question 17 of this Prospectus.) If we cannot credit the initial premium payment within five Business Days after we receive it because the application is not in Good Order, we will contact you and explain the reason for the delay. Unless you consent to NYLIAC’s retaining the initial premium payment and crediting it as soon as the necessary requirements are fulfilled, we will refund the initial premium payment immediately; however, if you paid the initial premium by check, we can delay that refund payment until your check has cleared.

Acceptance of applications is subject to NYLIAC’s rules. We reserve the right to reject any application or initial premium payment. Generally, only one policyowner is named. If we issue a jointly owned policy, ownership rights and privileges under the policy must be exercised jointly and benefits under the policy will be paid upon the death of any joint owner. Acceptance of initial premium payments is subject to our Suitability Standards.

You may allocate premium payments in up to 18 of the Investment Divisions, some of which may not be available under your policy, one of the available Asset Allocation Models, as well as the DCA Advantage Account and the Fixed Account (if available) you have chosen immediately. If in Good Order, we will credit subsequent premium payments to the policy at the close of the Business Day on which they are received by NYLIAC. Moreover, you may increase or decrease the percentages of the premium payments (which must be in whole number percentages) allocated to each Allocation Option or the DCA Advantage Account at the time a premium payment is made.

Unless we permit otherwise, the minimum initial premium payment is $4,000 for Qualified Policies and $5,000 for Non-Qualified Policies. You may make additional premium payments of at least $2,500 for Qualified Policies and $5,000 for Non-Qualified Policies, or such lower amount as we may permit at any time. For policies issued to persons age 75 or younger, additional premium payments can be made until 12 months after you reach age 75. For policies issued to persons age 76 to 80, additional premium payments can be made until 12 months after you reach age 80. The currently available methods of payment are direct payments to NYLIAC or any other method agreed to by us. The maximum aggregate amount of premium payments we accept is $1,000,000 without prior approval. The maximum aggregate amount of premiums is $1,000,000 across all New York Life Premier and New York Life Premier II Variable Annuity policies for policies issued to persons age 76 to 80 under the same Social Security or Tax ID number. NYLIAC reserves the right to limit the dollar amount of any premium payment. You must allocate a minimum of $5,000 to the DCA Advantage Account.

For Qualified Policies, you may not make premium payments in any Policy Year that exceed the amount permitted by the plan or applicable law.

Acceptance of subsequent premium payments is subject to our Suitability Standards.

Tax-Free Section 1035 Exchanges

Subject to certain restrictions, you can make a tax-free exchange under Section 1035 of the Code of all or a portion of one annuity contract, or all of a life insurance policy for an annuity contract. Section 1035 also provides that an annuity contract may be exchanged in a tax-free transaction for a long-term care insurance policy. Before making an exchange, you should compare both contracts carefully. Remember that if you exchange a life insurance policy or annuity contract for the Contract described in this Prospectus:

•	you might have to pay a withdrawal charge on your previous contract,

•	there will be a new withdrawal charge period for this Contract,

•	other charges under this Contract may be higher (or lower),

•	the benefits may be different,

•	you will no longer have access to any benefits from your previous contract (or the benefits may be different), and

•	access to your cash value following a partial exchange may be subject to tax-related limitations.

If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax, including a 10% federal penalty tax, on the exchange. You should not exchange an existing life insurance policy or another annuity contract for this Contract unless you determine that the exchange is in your best interest. New York Life may accept electronically transmitted instructions from your registered representative or from another insurance carrier for the purpose of effecting a 1035 exchange. If you contemplate such an exchange, you should consult a tax advisor to discuss the potential tax effects of such a transaction.

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Payments Returned for Insufficient Funds

If your premium payment is returned for insufficient funds, we reserve the right to reverse the Investment Options chosen and charge you a $20 fee for each returned payment. In addition, the Fund may also redeem shares to cover any losses it incurs as result of a returned payment. If a payment is returned for insufficient funds for two consecutive periods, the privileges to pay by check or electronically will be suspended until VPSC receives a written request to reinstate it in Good Order at one of the addresses noted in Question 15 of this Prospectus, and we agree.

Your Right to Cancel (“Free Look”)

The policies are no longer available for new sales. When you purchased your policy, you had the right to cancel the policy within 10 days of delivery of the policy or such longer period as required under state law. To cancel your policy, you needed to return it to VPSC at one of the addresses listed in Question 15 of this Prospectus or to the registered representative through whom you purchased it, with a written request for cancellation. Except where you were entitled by law to receive the total of premium payments less any prior partial withdrawals, we would have promptly returned the Accumulation Value calculated as of the Business Day that either the registered representative through whom you purchased the policy or VPSC received the policy along with a written request for cancellation in Good Order, but without any deduction for premium taxes or a surrender charge. We set forth the Free Look provision in your policy.

If you are entitled to receive the total of premium payments less any prior withdrawals, but your Accumulation Value is higher than that amount as of the date your written request for cancellation is received in Good Order, we will return the Accumulation Value, calculated as set forth above and subject to the deductions noted above.

Issue Ages

To purchase a Non-Qualified Policy you must not be older than age 80. If the Owner of the policy is not a natural person, the Annuitant must not be older than age 80.

For IRA, Roth IRA, SIMPLE IRA, TSA and SEP plans, you must also be the Annuitant. We can issue Qualified Policies if you are between the ages of 18 and 80 (between 0-80 for Inherited IRAs).

For policies issued to persons age 75 or younger, we will accept additional premium payments until 12 months after you reach age 75, unless otherwise limited by the terms of a particular plan. For policies issued to persons age 76 to 80, additional premium payments (up to a total of $1 million, including the initial premium payment) can be made until 12 months after you reach age 80, unless otherwise limited by the terms of a particular plan. This amount is aggregate across all New York Life Premier and Premier II Variable Annuity policies that are issued to persons age 76 to 80 under the same Social Security or Tax ID number.

Transfers

You may transfer amounts between Investment Divisions of the Separate Account, an Asset Allocation Model or to the Fixed Account (if available) at least 30 days before the Annuity Commencement Date, although certain restrictions may apply with respect to transfers into the Fixed Account for Premium based M&E Charge policies. You may not make transfers into the DCA Advantage Account. Transfers made from the DCA Advantage Account to the Investment Divisions are subject to different limitations (See “THE DCA ADVANTAGE ACCOUNT.”). No transfers are allowed from the DCA Advantage Account to the Fixed Account (if available). Except in connection with transfers made pursuant to traditional Dollar Cost Averaging, Automatic Asset Reallocation, Interest Sweep or the DCA Advantage Account, the minimum amount that you may transfer from one Investment Division to other Investment Divisions, an Asset Allocation Model or to the Fixed Account, is $500. Except for the traditional Dollar Cost Averaging, Automatic Asset Reallocation and Interest Sweep options, and the DCA Advantage Account, if the value of the remaining Accumulation Units in an Investment Division would be less than $500 or Fixed Account would be less than $25 after you make a transfer, we will transfer the entire value unless NYLIAC in its discretion determines otherwise. The amount(s) transferred to other Investment Divisions must be a minimum of $25 for each Investment Division.

There is no charge for the first twelve transfers in any one Policy Year. Any transfer into or out of an Asset Allocation Model counts as one transfer. NYLIAC reserves the right to charge up to $30 for each transfer in excess of twelve, subject to any applicable state insurance law requirements. Any transfer made in connection with traditional Dollar Cost Averaging, Automatic Asset Reallocation, Interest Sweep and the DCA Advantage Account will not count as a transfer toward the twelve transfer limit. You may make transfers from the Fixed Account to the Investment Divisions in connection with the Interest Sweep option and in certain other situations. (See “THE FIXED ACCOUNT.”)

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You can request a transfer by any of the four methods listed below. Transfer requests are subject to limitations and must be made in accordance with our established procedures. (See “Online Service and Interactive Voice Response System (IVR).”)

•	submit your request in writing on a form we approve to VPSC at one of the addresses listed in Question 15 of this prospectus (or any other address we indicate to you in writing);

•	use the IVR at 800-598-2019;

•	speak to a Customer Service Representative at 800-598-2019 on Business Days between the hours of 9:00 a.m. and 6:00 p.m. (Eastern Time); or

•	make your request through “My Account” at www.newyorklife.com.

We do not currently accept faxed or e-mailed transfer requests, however, we reserve the right to accept them at our discretion. NYLIAC is not liable for any loss, cost or expense for action based on telephone or electronic instructions which are believed to be genuine in accordance with these procedures. Transfer requests received after the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern Time or received on a non-Business Day, will be priced as of the next Business Day.

Limits on Transfers

Procedures Designed to Limit Potentially Harmful Transfers—This policy is not intended as a vehicle for market timing. Accordingly, your ability to make transfers under the policy is subject to limitation if we determine, in our sole opinion, that the exercise of that privilege may disadvantage or potentially hurt the rights or interests of other policyowners.

Any modification of the transfer privilege could be applied to transfers to or from some or all of the Investment Divisions. If not expressly prohibited by the policy, we may, for example:

•	reject a transfer request from you or from any person acting on your behalf;

•	restrict the method of making a transfer;

•	charge you for any redemption fee imposed by an underlying fund; or

•	limit the dollar amount, frequency, or number of transfers.

Currently, if you or someone acting on your behalf requests by telephone and/or electronically transfers into or out of one or more Investment Divisions or an Asset Allocation Model on three or more days within any 60-day period, we will send you a letter notifying you that the transfer limitation has been exceeded. If we receive an additional transfer request that would result in transfers into or out of one or more Investment Divisions or an Asset Allocation Model on three or more days within any 60-day period, we will process the transfer request. Thereafter, we will immediately suspend your ability to make transfers electronically and by telephone, regardless of whether you have received the warning letter. All subsequent transfer requests for your policy must then be made in writing through the U.S. mail or an overnight courier and received by VPSC at one of the addresses listed in Question 15 of this Prospectus. We will provide you with written notice when we take this action.

We currently do not include the following transfers in these limitations, although we reserve the right to include them in the future: transfers to and from the Fixed Account, the first transfer out of the MainStay VP U.S. Government Money Market Investment Division within six months of the issuance of a policy, and transfers made pursuant to the Dollar Cost Averaging programs, Automatic Asset Reallocation, and Interest Sweep options.

We may change these limitations or restrictions or add new ones at any time without prior notice; your policy will be subject to these changes regardless of the issue date of your policy. All transfers are subject to the limits set forth in this Prospectus in effect on the date of the transfer request, regardless of when your policy was issued. Note, also, that any applicable transfer rules, either as indicated above or that we may utilize in the future, will be applied even if we cannot identify any specific harmful effect from any particular transfer.

We apply our limits on transfers procedures to all owners of this policy without exception.

Orders for the purchase of Fund portfolio shares are subject to acceptance by the relevant Fund. We will reject or reverse, without prior notice, any transfer request into an Investment Division if the purchase of shares in the corresponding Fund portfolio is not accepted by the Fund for any reason. For transfers into multiple Investment Divisions, and/or an Asset Allocation Model the entire transfer request will be rejected or reversed if any part of it is not accepted by

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any one of the Funds. We will provide you with written notice of any transfer request we reject or reverse. You should read the Fund prospectuses for more details regarding their ability to refuse or restrict purchases or redemptions of their shares. In addition, a Fund may require us to share specific policyowner transactional data with them, such as taxpayer identification numbers and transfer information.

Risks Associated with Potentially Harmful Transfers—Our procedures are designed to limit potentially harmful transfers. However, we cannot guarantee that our procedures will be effective in detecting and preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other policyowners. The risks described below apply to policyowners and other persons having material rights under the policies.

•

We do not currently impose redemption fees on transfers or expressly limit the number or size of transfers in a given period. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than our procedures in deterring or preventing potentially harmful transfer activity.

•	Our ability to detect and deter potentially harmful transfer activity may be limited by policy provisions.

(1) The underlying fund portfolios may have adopted their own policies and procedures with respect to trading of their respective shares. The prospectuses for the underlying fund portfolios, in effect at the time of any trade, describe any such policies and procedures. The trading policies and procedures of an underlying fund portfolio may vary from ours and be more or less effective at preventing harm. Accordingly, the sole protection you may have against potentially harmful frequent transfers is the protection provided by the procedures described herein.

(2) The purchase and redemption orders received by the underlying fund portfolios reflect the aggregation and netting of multiple orders from owners of this policy and other variable policies issued by us. The nature of these combined orders may limit the underlying fund portfolios’ ability to apply their respective trading policies and procedures. In addition, if an underlying fund portfolio believes that a combined order we submit may reflect one or more transfer requests from owners engaged in potentially harmful transfer activity, the underlying fund portfolio may reject the entire order and thereby prevent us from implementing any transfers that day. We do not generally expect this to happen. Alternatively, Funds may request information on individual policyowner transactions and may impose restrictions on individual policyowner transfer activity.

•

Other insurance companies that invest in the Fund portfolios underlying this policy, may have adopted their own policies and procedures to detect and prevent potentially harmful transfer activity. The policies and procedures of other insurance companies may vary from ours and be more or less effective at preventing harm. If their policies and procedures fail to successfully discourage potentially harmful transfer activity, there could be a negative effect on the owners of all of the variable policies, including ours, whose variable investment options correspond to the affected underlying fund portfolios.

•	Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to among other things:

(1)	an adverse effect on portfolio management, such as:

a)	impeding a portfolio manager’s ability to sustain an investment objective;

b)	causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case; or

c)	causing an underlying fund portfolio to liquidate investments prematurely (or at an otherwise inopportune time) in order to pay withdrawals or transfers out of the underlying fund portfolio.

(2)	increased administrative and Fund brokerage expenses.

(3)	dilution of the interests of long-term investors in an Investment Division if purchases or redemptions into or out of an underlying fund portfolio are made when, and if, the underlying fund portfolio’s investments do not reflect an accurate value (sometimes referred to as “time-zone arbitrage” and “liquidity arbitrage”).

Speculative Investing

Do not purchase this policy if you plan to use it, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme. Your policy may not be traded on any stock exchange or secondary market. By

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purchasing this policy you represent and warrant that you are not using this policy, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme.

www.newyorklife.com and Interactive Voice Response System (IVR)

Through www.newyorklife.com and the IVR, you can get up-to-date information about your policy and request fund transfers and allocation changes. Through www.newyorklife.com, you can also request partial withdrawals. Policies that are jointly owned may not request transactions through www.newyorklife.com and through the IVR. We may revoke online service and IVR privileges for certain policyowners (see “Limits on Transfers”).

To enable you to access the IVR, you will automatically receive a Personal Identification Number (PIN). Along with your Social Security Number, the PIN will give you access to the IVR using the toll-free number 1-800-598-2019. You should protect your PIN and your Social Security number, because our self-service options will be available to anyone who provides your Social Security number and your PIN; we will not be able to verify that the person providing electronic service instructions via online service or IVR is you or is authorized by you.

In order to obtain policy information online at www.newyorklife.com, you are required to register for access. Visit www.newyorklife.com, click on “My Account” and then click the “Register Now” button to enroll. You will be required to register a unique User Name and Password to gain access. In a safe and secure environment, you can, among other things, access policy values, change your address, download service forms, view policy statements, and submit policy transactions.

As described herein, we will use reasonable procedures to make sure that the instructions we receive through www.newyorklife.com and IVR are genuine. We are not responsible for any loss, cost, or expense for any actions we take based on instructions received through IVR or online at www.newyorklife.com that we believe are genuine. We will confirm all transactions in writing.

Financial requests received after 4:00 p.m. (Eastern Time) or on non Business Days will be processed as of the next Business Day.

We make the online service at www.newyorklife.com or IVR available at our discretion. In addition, availability of online service or IVR may temporarily be interrupted at certain times. We do not assume responsibility for any loss while online service at www.newyorklife.com or IVR is unavailable. If you are experiencing problems, you can send service requests to us at one of the addresses listed in Question 15 of this Prospectus.

Online Service at www.newyorklife.com

Currently, online service at www.newyorklife.com is open Monday through Friday, from 7 a.m. until 4 a.m., Saturday, from 7 a.m. until 10 p.m. and Sunday from 7 a.m. until 8 p.m. (Eastern Time).

By clicking on “My Account” at www.newyorklife.com, you can:

•	e-mail your registered representative or VPSC;

•	obtain current policy values;

•	transfer assets between investment options;

•	request partial withdrawals;

•	change the allocation of future premium payments;

•	reset your password;

•	change your address;

•	obtain service forms;

•	view and download policy statements;

•	set up a new Automatic Asset Reallocation arrangement or modify an existing arrangement;

•	change your phone number or e-mail address;

•	view and update beneficiary information;

•	update your Investor Profile; and

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•	enroll in eDelivery of select policy materials.

The online service at www.newyorklife.com enables you to sign-up to receive future prospectuses and policyowner annual and semi-annual reports electronically for your Policy online at www.newyorklife.com and clicking on “My Account”. Electronic delivery is not available for policies that are owned by corporations, trusts or organizations at this time.

IVR

The IVR is available 24 hours a day, seven days a week.

The IVR enables you to:

•	obtain current Policy values;

•	transfer assets between investment options;

•	change the allocation of future premium payments; and

•	speak with one of our Customer Service Representatives on Business Days, between the hours of 9:00 a.m. to 6:00 p.m. (Eastern Time). We record all calls with our Customer Service Representatives.

Cybersecurity Risks

Our variable product business is highly dependent upon the effective operation of our computer systems (including online service at www.newyorklife.com, IVR, and other systems) and those of our business partners, so that our business is potentially susceptible to operational and information security risks resulting from a cyber-attack. These risks also apply to other insurance and financial services companies and businesses. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption, and unauthorized release of confidential customer information. Cyber-attacks affecting New York Life Insurance Company and any of its affiliates and other affiliated or unaffiliated third-party service providers may adversely affect us and your policy Accumulation Value. For instance, cyber-attacks may (i) interfere with our processing of policy transactions (including surrenders, withdrawals, loans and transfers) and the processing of orders from www.newyorklife.com, IVR, or with the underlying funds; (ii) impact our ability to calculate accumulation unit values and policy’s Accumulation Values: (iii) cause the release and possible destruction of confidential customer or business information; (iv) subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause us reputational damage. Cybersecurity risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your policy to lose value. There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your policy due to cyber-attacks or information security breaches in the future.

Registered Representative Actions

You may authorize a third party to have access to your policy information and to make fund transfers, allocation changes and other permitted transactions. To do so, you must send VPSC a Telephone Authorization Form in Good Order to one of the addresses noted in Question 15 of this Prospectus. The Customer Service Representative will require certain identifying information (such as Social Security number, address of record, date of birth) before taking any requests or providing any information to ensure that the individual giving instructions is authorized. See “The Policies—Transfers” for information on how to transfer assets between Investment Divisions and/or an Asset Allocation Model.

NYLIAC does not permit former or current registered representatives to obtain authorization to effect policy transactions or access policy information through the Telephone Authorization Form.

You may authorize us to accept electronic instructions from a registered representative or a registered service assistant assigned to your policy in order to make premium allocations, transfers among investment options, Automatic Asset Reallocation (AAR) updates, partial withdrawals and changes to your investment objective and/or risk tolerance. Your AAR will be cancelled if a premium allocation change or fund transfer is submitted on your behalf and the AAR is not also modified at that time to be consistent with your investment option transfer and premium allocation changes. To authorize the registered representative(s) or registered service assistants assigned to your policy to make premium allocations and transfers, you must send a completed Variable Product Electronic Trading Authorization Form to VPSC at one of the addresses listed in Question 15 of this Prospectus. You must provide a separate authorization to us in order for your registered representative or the registered service assistant assigned to your policy to be able to make online partial withdrawals on your behalf. Any online partial withdrawal is subject to dollar amount limits that we establish. We may

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revoke trading authorization privileges for certain policyowners (See “Limits on Transfers”). Trading authorization may be elected, changed or canceled at any time. We will confirm all transactions in writing. Not all transactions are available on the Internet.

NYLIAC is not liable for any loss, cost or expense for action on instructions which are believed to be genuine in accordance with the procedures. As these parties act on your behalf, you are responsible for and bear the consequences of their instructions and other actions, including any limits on transfers.

We may choose to accept forms you have completed that your registered representative or your local General Office transmits to us electronically via our internal secured network. We will accept electronically-transmitted service forms only. For information on how to initiate a transfer between Investment Divisions, or request a withdrawal, please refer to “THE POLICIES — Transfers” or “DISTRIBUTIONS UNDER THE POLICY — Partial Withdrawals”. We do not currently accept faxed or e-mailed requests for transactions affecting your investments under the policy, but reserve the right to accept them at our discretion.

If you select the GIPR or GIPR 2.0 Rider, there will be limitations on the ability of your registered representative to make certain of the transactions described in the sections that follow.

Dollar Cost Averaging Programs

The main objective of dollar cost averaging is to achieve an average cost per Accumulation Unit that is lower than the average price per Accumulation Unit during volatile market conditions. Since you transfer the same dollar amount to an Investment Division with each transfer, you purchase more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Therefore, you may achieve a lower than average cost per unit if prices fluctuate over the long term. Similarly, for each transfer out of an Investment Division, you sell more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Dollar cost averaging does not assure a profit or protect against a loss in declining markets. Because it involves continuous investing regardless of price levels, you should consider your financial ability to continue to make purchases during periods of varying price levels. We do not count transfers under dollar cost averaging as part of your 12 free transfers each Policy Year. There is no charge imposed for either Dollar Cost Averaging program.

We have set forth below an example of how dollar cost averaging works. In the example, we have assumed that you want to transfer $100 from the MainStay VP U.S. Government Money Market Investment Division to the MainStay VP Common Stock—Service Class Investment Division each month. Assuming the Accumulation Unit values below, you would purchase the following number of Accumulation Units:

Month	Amount Transferred	Accumulation Unit Value	Accumulation Units Purchased
1	$100	$10.00	10.00
2	$100	$8.00	12.50
3	$100	$12.50	8.00
4	$100	$7.50	13.33

Total	$400	$38.00	43.83

The average unit price is calculated as follows:

Total unit price	=	$38.00	=	$9.50
Number of months		4

The average unit cost is calculated as follows:
Total amount transferred	=	$400.00	=	$9.13
Total units purchased		43.83

In this example, with dollar cost averaging you would have paid an average of $9.13 per unit while the average price per unit during the purchase period was $9.50. Keep in mind that it is also possible for dollar cost averaging to result in a loss. For example, if Accumulation Unit Values had increased rapidly over the four month period used in the example above, you would have achieved a lower average unit cost by making the entire purchase in the first month.

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(a) Traditional Dollar Cost Averaging

This option, which is available at no additional cost, permits systematic investing to be made in equal installments over various market cycles to help reduce risk. You may specify, prior to the Annuity Commencement Date, a specific dollar amount to be transferred from any Investment Division to any combination of Investment Divisions and/or the Fixed Account. Please note that for Premium based M&E Charge policies, amounts cannot be transferred to the Fixed Account (if applicable) You will specify the Investment Divisions to transfer money from, the Investment Divisions and/or Fixed Account to transfer money to, the amounts to be transferred, the date on which transfers will be made, subject to our rules, and the frequency of the transfers (monthly, quarterly, semi-annually or annually). You may not use traditional dollar cost averaging to make transfers into or from an Asset Allocation Model. You may not make transfers from the Fixed Account, but you may make transfers into the Fixed Account. Each transfer from an Investment Division must be at least $100. You must have a minimum Accumulation Value of $2,500 to elect this option. Once all money has been allocated to the Investment Divisions of your choice or the balance in the Investment Division you are transferring from is less than $100, the traditional Dollar Cost Averaging option will cease. A new request must be submitted to reactivate this feature. NYLIAC may reduce the minimum transfer amount and minimum Accumulation Value at its discretion.

NYLIAC will make all traditional Dollar Cost Averaging transfers on the day of each calendar month that you specify or on the next Business Day (if the day you have specified is not a Business Day). You may specify any day of the month except the 29th, 30th, or 31st. In order to process transfers under our traditional Dollar Cost Averaging Option, VPSC must have received a completed traditional Dollar Cost Averaging request form at one of the addresses listed in Question 15 of this Prospectus no later than five Business Days prior to the date transfers are to begin. You may also process a traditional Dollar Cost Averaging transfer by any other method we make available. If your traditional Dollar Cost Averaging request form for this option is received less than five Business Days prior to the date you request it to begin, the transfers will begin on the day of the month you specify in the month following the receipt of your request. All completed traditional Dollar Cost Averaging request forms must be sent to VPSC at one of the addresses listed in Question 15 of this Prospectus. Faxed and e-mailed requests are not currently acceptable, however, we reserve the right to accept them at our discretion.

You may cancel the traditional Dollar Cost Averaging option at any time. To cancel the traditional Dollar Cost Averaging Option, you must send a written cancellation request in Good Order to VPSC at one of the addresses listed in Question 15 of this Prospectus or contact us by phone at the number provided in Question 16 of this Prospectus. NYLIAC may also cancel this option if the Accumulation Value is less than $2,000, or such lower amount as we may determine. You may not elect the traditional Dollar Cost Averaging option if you have selected the Automatic Asset Reallocation option.

(b) The DCA Advantage Account

This feature, which is available at no additional cost, permits you to set up automatic dollar cost averaging using the DCA Advantage Account when an initial premium payment or a subsequent premium payment is made. The DCA Advantage Account transfers amounts automatically to the Investment Divisions you choose in six monthly increments, as described below, and pays you interest on amounts remaining in the account. You can request the DCA Advantage Account in addition to the Traditional Dollar Cost Averaging, Automatic Asset Reallocation, or Interest Sweep options. In order to obtain the DCA Advantage Account you must send a completed DCA Advantage Account request form to VPSC at one of the addresses listed in Question 15 of this Prospectus.

You must allocate a minimum of $5,000 to the DCA Advantage Account. If you send less than the $5,000 minimum to be allocated to the DCA Advantage Account, the payment will be automatically applied to the Investment Divisions that you have specified to receive transfers from the DCA Advantage Account. You must specify the Investment Divisions or Asset Allocation Model into which transfers from the DCA Advantage Account are to be made. You may not make transfers from the DCA Advantage Account into the Fixed Account (if available). However, you may not select the DCA Advantage Account if its duration would extend beyond the Annuity Commencement Date. Dollar cost averaging will begin one month from the date NYLIAC receives the premium payment and transfers will be made on the same day (on the next Business Day if the day is not a Business Day) each subsequent month for the duration of the DCA Advantage Account. If a transfer is scheduled to occur on a day that does not exist in a month, it will be processed on the last day of that month or on the next Business Day if the last day of that month is not a Business Day. The amount of each transfer will be calculated at the time of the transfer based on the number of remaining monthly transfers and the remaining value in the DCA Advantage Account. For example, the amount of the first monthly transfer out of the DCA Advantage Account will equal 1/6 of the value of the DCA Advantage Account on the date of the transfer. The amount of each of the five remaining transfers will equal 1/5, 1/4, 1/3, 1/2 and the remainder of the balance, respectively, of the value of the DCA Advantage Account on the date of each transfer.

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You may not have more than one DCA Advantage Account open at the same time. Accordingly, any subsequent premium payment we receive for a DCA Advantage Account that is already open will be allocated to that same DCA Advantage Account. The entire value of the DCA Advantage Account will be completely transferred to the Investment Divisions or Asset Allocation Model within the duration specified. For example, if you allocate an initial premium payment to the DCA Advantage Account under which the 6-month term will end on December 31, 2017 and you make a subsequent premium payment to the 6-month DCA Advantage Account before December 31, 2017, we will allocate the subsequent premium payment to the same 6-month DCA Advantage Account already opened and transfer the entire value of the 6-month DCA Advantage Account to the Investment Divisions or Asset Allocation Model by December 31, 2017 even though a portion of the money was not in that DCA Advantage Account for the entire 6-month period. If an additional premium payment is allocated to the DCA Advantage Account after the duration has expired, the DCA Advantage Account will be re-activated and will earn the interest rate in effect on the Business Day the new premium payment is received at VPSC.

You can make partial withdrawals and transfers (in addition to the automatic transfers described above) from the DCA Advantage Account. We will make partial withdrawals and transfers first from the DCA Advantage Account Accumulation Value attributed to the initial premium payment and then from the DCA Advantage Account Accumulation Value attributed to subsequent allocations in the order received. However, we do not permit such transfers if GIPR or GIPR 2.0 is in effect.

You cannot make transfers into the DCA Advantage Account from any Allocation Option.

Automatic Asset Reallocation

This option, which is available at no additional cost, allows you to maintain the percentage allocated to each Investment Division at a pre-set level. For example, you might specify that 50% of the Variable Accumulation Value of your policy be allocated to the MainStay VP Convertible – Service Class Investment Division and 50% of the Variable Accumulation Value be allocated to the MainStay VP International Equity – Service Class Investment Division. Over time, the fluctuations in each of these Investment Division’s investment results will shift the percentages. If you elect the Automatic Asset Reallocation option, NYLIAC will automatically transfer your Variable Accumulation Value back to the percentages you specify. You may also utilize the Automatic Asset Reallocation Option if your Variable Accumulation Value is allocated to an Asset Allocation Model. You may choose to have reallocations made on your quarterly, semi-annual or annual policy anniversary. To request Automatic Asset Reallocation, you must send a completed Automatic Asset Reallocation request form to VPSC at one of the addresses listed in Question 15 of this Prospectus or use any other method we make available. VPSC must receive the completed Automatic Asset Reallocation request form at least five Business Days before the date transfers are scheduled to begin. If we receive your completed Automatic Asset Reallocation request form for this option less than five Business Days prior to the date you request it to begin, the reallocation will begin on the next rebalancing date based on the rebalancing frequency you selected. Faxed and e-mailed requests are not currently acceptable, however, we reserve the right to accept them at our discretion. You may modify an existing Automatic Asset Reallocation option by contacting us by phone at the number provided in Question 16 of this Prospectus. The minimum Accumulation Value required to elect this option is $2,500. We will suspend this feature automatically if the Separate Account Value is less than $2,500 on a reallocation date. Once the Separate Account Value equals or exceeds this amount, Automatic Asset Reallocation will resume automatically as scheduled. There is no minimum amount that you must allocate among the Investment Divisions under this option. Your Automatic Asset Reallocation will be cancelled if a premium allocation change or transfer is submitted on your behalf that is inconsistent with your current Automatic Asset Reallocation arrangements. You may prevent this cancellation if a conforming Automatic Asset Reallocation change is processed within one Business Day of the inconsistent premium allocation change or transfer.

You may cancel the Automatic Asset Reallocation option at any time. To cancel the Automatic Asset Reallocation option, you may send a written cancellation request in Good Order us to VPSC at one of the addresses listed in Question 15 of this Prospectus or contact us by phone at the number provided in Question 16 of this Prospectus. You may not elect the Automatic Asset Reallocation option if you have selected the traditional Dollar Cost Averaging option. However, you have the option of alternating between these two features.

Interest Sweep

This option, which is available at no additional cost, allows the interest earned on monies allocated to the Fixed Account to be transferred from the Fixed Account to one or any combination of Investment Divisions or an Asset Allocation Model. You must specify the Investment Divisions and/or Asset Allocation Model, the frequency of the transfers (monthly, quarterly, semi-annually or annually), and the day of each calendar month to make the transfers (except the 29th, 30th and 31st of a month). NYLIAC will make all Interest Sweep transfers on the day of each calendar month you have specified or on the next Business Day (if the day you have specified is not a Business Day).

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The Interest Sweep option may be utilized in addition to traditional Dollar Cost Averaging, Automatic Asset Reallocation or the DCA Advantage Account. With an Asset Allocation Model, the Interest Sweep option may be utilized with Automatic Asset Reallocation and the DCA Advantage Account. If an Interest Sweep transfer is scheduled for the same day as a transfer related to the traditional Dollar Cost Averaging option, the Automatic Asset Reallocation option or the DCA Advantage Account, we will process the Interest Sweep transfer first.

You can cancel the Interest Sweep option at any time. To cancel the Interest Sweep Option, you must send a written cancellation request in Good Order to VPSC at one of the addresses listed in Question 15 of this Prospectus or contact us by phone at the number provided in Question 16 of this Prospectus. We may also cancel this option if the Fixed Account Accumulation Value is less than $2,000, or such a lower amount as we may determine. Please note that you must utilize the Interest Sweep option if 100% of your premium payments are allocated to the Fixed Account.

To establish a new Interest Sweep transfer after the option has been cancelled, you must send an Interest Sweep request form in Good Order to VPSC at one of the addresses listed in Question 15 of this Prospectus. You may also process an Interest Sweep transfer by any other method we make available. VPSC must receive an Interest Sweep request form in Good Order at least five Business Days prior to the date transfers are scheduled to begin. If VPSC does not receive an Interest Sweep request form in Good Order at least five Business Days prior to the date you request it to begin, transfers will begin on the day of the month you specify in the month following the receipt of your request. Faxed and e-mailed requests are not currently acceptable, however, we reserve the right to accept them at our discretion. The minimum Fixed Account Accumulation Value required to elect this option is $2,500, but this amount may be reduced at our discretion. Also note that Interest Sweep is not available for policies issued in the State of New York.

Accumulation Period

(a) Crediting of Premium Payments

You can allocate a portion of each premium payment to one or more Investment Divisions, one Asset Allocation Model, the DCA Advantage Account and/or the Fixed Account (if available). The minimum amount that you may allocate to any one Investment Division or the Fixed Account is $25. The minimum that you can allocate to an Asset Allocation Model is $25 per Investment Division. You may also allocate all or a portion of each premium payment to the DCA Advantage Account. The minimum amount that you may allocate to the DCA Advantage Account is $5,000. (See “THE DCA ADVANTAGE ACCOUNT.”) We will allocate additional premium payments to the Allocation Options and/or the DCA Advantage Account at the close of the Business Day on which they are received by NYLIAC. We will apply any Breakpoint Credits to the same Allocation Options and/or the DCA Advantage Account based on the same percentages used to allocate your premium payments.

We will credit that portion of each premium payment (and Breakpoint Credits thereon) you allocate to an Investment Division (or to each of the Investment Divisions that make up an Asset Allocation Model) in the form of Accumulation Units. We determine the number of Accumulation Units we credit to a policy by dividing the amount allocated to each Investment Division by the Accumulation Unit value for that Investment Division as of the close of the Business Day we are making this calculation. The value of an Accumulation Unit will vary depending on the investment experience of the Portfolio in which the Investment Division invests. The number of Accumulation Units we credit to a policy will not, however, change as a result of any fluctuations in the value of an Accumulation Unit. (See “THE FIXED ACCOUNT” for a description of interest crediting.)

(b) Valuation of Accumulation Units

The value of Accumulation Units in each Investment Division will change daily to reflect the investment experience of the corresponding Portfolio as well as the deduction of the Separate Account charges. The Statement of Additional Information contains a detailed description of how we value the Accumulation Units.

Riders

At no additional charge, we currently include three riders under the policy: A Living Needs Benefit/Unemployment Rider (available in jurisdictions where approved on and after May 1, 2010), an Unemployment Benefit Rider for Non- Qualified, IRA, SEP IRA, Roth IRA, Inherited IRA and SIMPLE IRA policies, and a Living Needs Benefit Rider for all types of policies. The combination Living Needs Benefit/Unemployment Rider will replace both the Living Needs Benefit Rider and Unemployment Benefit Rider in jurisdictions where approved on and after May 1, 2010. As described below, the Living Needs Benefit and Unemployment Benefit riders provide for an increase in the amount that can be withdrawn from your policy which will not be subject to a surrender charge upon the happening of certain qualifying events. Policies issued before July 1, 2013 also included the Breakpoint Credit Rider at no additional charge.

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We also offer the Investment Protection Plan Rider (available only with policies purchased before July 16, 2012), Investment Protection Plan II Rider (available only with policies purchased before May 1, 2013, in most jurisdictions), Guaranteed Investment Protection Rider (available only with policies purchased before May 1, 2014, or in jurisdictions where GIPR 2.0 has not been approved), Guaranteed Investment Protection Rider 2.0 (available only with policies purchased May 1, 2014 or later), Annual Death Benefit Reset Rider and Enhanced Beneficiary Benefit (EBB) Rider, which are available at an additional cost. We also include the Enhanced Spousal Continuance Rider (if the EBB Rider is selected) at no additional cost. The riders are only available in those states where they have been approved. See below for descriptions of each rider. Please consult with your registered representative regarding the availability of these riders in your jurisdiction. Please note that benefits payable under the riders are payable from NYLIAC’s general account and are subject to the claims paying ability of NYLIAC. No third party guarantees are involved.

The Investment Protection Plan, Investment Protection Plan II, Guaranteed Investment Protection and Guaranteed Investment Protection 2.0 riders may be appropriate for individuals who appreciate the upside potential that comes with market participation, but are also highly sensitive to protecting their initial premium payment over a pre-determined holding period (10—12 years, or for the Guaranteed Investment Protection Rider 2.0, 10-15 or 20 years). These riders can allow clients to allocate funds to the Investment Divisions with greater confidence by understanding that if their allocations perform poorly over their rider’s holding period, they will not receive less than the rider’s guaranteed amount when their holding period ends.

The Annual Death Benefit Reset (ADBR) rider may be appropriate for individuals who are looking to protect the amount of the initial death benefit and potentially increase it through annual “step-ups” (up to age 80) that are based on gains in the Accumulation Value resulting from favorable Investment Division performance. The Enhanced Beneficiary Benefit (EBB) rider may be appropriate for individuals who do not want to leave a tax liability to their beneficiary(ies) following their death as a result of gains inside their policy.

(a) Living Needs Benefit/Unemployment Rider

This rider is available at no additional cost. Rider benefits and requirements to qualify for the rider benefits may not be the same in all jurisdictions. In Connecticut, the rider is named the “Living Needs Benefit Rider” and the Unemployment and disability portions of the rider are not available. In New York, the rider is named “Waiver Of Surrender Charges For Living Needs Qualifying Events” and the Unemployment portion of the rider is not available. In New Jersey, the rider is named the “Living Needs Benefit Rider” and the Unemployment portion of the rider is not available.

The Living Needs Benefit/Unemployment Rider provides for an increase in the amount that can be withdrawn from your policy without a surrender charge when certain qualifying events occur. With this rider you may be eligible to receive all or a portion of the Accumulation Value of your policy without paying a surrender charge if you provide satisfactory proof that a Qualifying Event (as defined below) has occurred. In order to receive the benefit associated with this rider, your policy must have been in force for at least one year and have a minimum Accumulation Value of $5,000 and the Qualifying Event must occur on or after the Policy Date. For the Disability portion of the rider, any withdrawal after your 66th birthday will not be eligible for the rider benefit and surrender charges may apply. In addition, none of the benefits of this rider are available for policies where any Owner(s) has attained their 86th birthday on the Policy Date. If the Owner(s) is not a natural person, all restrictions and benefits of the rider are based on the Annuitant.

The types of Qualifying Events are defined as follows:

(a) Health Care Facility: The Owner is enrolled and living in a Health Care Facility for 60 consecutive days.

(b)Terminal Illness: A determination by a licensed physician that the Owner has a life expectancy of 12 months or less.

(c) Disability: A determination by a licensed physician that the Owner has a disability that prevents them from performing any work for pay or profit for at least 12 consecutive months.

(d) Unemployment: A determination letter from the applicable state’s Department of Labor that the Owner qualifies for and has been receiving state unemployment benefits for 60 consecutive days.

A Health Care Facility is defined as a state licensed/certified nursing home/assisted living facility. In addition, we may also require proof of continued disability as of the date of the withdrawal.

You will be able to receive benefits under this rider the later of the date you meet the above requirements or the date we receive your documentation in Good Order at VPSC at one of the addresses listed in Question 15 of this Prospectus.

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(b) Living Needs Benefit Rider

If the Annuitant enters a nursing home, becomes terminally ill or disabled, you, the policyowner, may be eligible to receive all or a portion of the Accumulation Value without paying a surrender charge. The policy must have been in force for at least one year and have a minimum Accumulation Value of $5,000. We must be provided with proof that the Annuitant has spent 60 or more consecutive days in a nursing home, is terminally ill or disabled. Withdrawals will be taxable to the extent of gain and, prior to age 59 1/2, may be subject to a 10% IRS penalty. This rider is in effect in all jurisdictions where approved. To qualify for the disability benefit of this rider, the Annuitant must be classified as disabled by the Social Security Administration. You, the policyowner, are no longer eligible for the disability benefit once the Annuitant begins collecting Social Security retirement benefits. The rider will be effective the later of the date you meet the above requirements or the date we receive your documentation in a form acceptable to us at VPSC. There is no additional charge for this rider.

(c) Unemployment Benefit Rider

For all Non-Qualified, IRA, SEP IRA, Roth IRA, Inherited IRA and SIMPLE IRA policies, if you become unemployed, you may be eligible to increase the amount that can be withdrawn from your policy to 50% of the policy’s Accumulation Value without paying surrender charges. This rider can only be used once. The policy must have been in force for at least one year and have a minimum Accumulation Value of $5,000. You also must have been unemployed for at least 60 consecutive days. Withdrawals may be taxable transactions and, prior to age 59 1/2, may be subject to a 10% IRS penalty. This rider is in effect in all jurisdictions where approved. To apply for this benefit, you must submit a determination letter from the applicable state’s Department of Labor indicating that you qualify for and are receiving unemployment benefits. The rider will be effective the later of the date you meet the above requirements or the date we receive your notification at VPSC. There is no additional charge for this rider.

(d) Investment Protection Plan Rider (optional)

The Investment Protection Plan Rider is available only in jurisdictions where approved and with policies purchased before July 16, 2012. If you select this rider, you will be able to surrender the policy and receive the greater of the policy Accumulation Value or the amount that is guaranteed under the rider. To select this rider for in force policies, you must send a written request in Good Order to VPSC at one of the addresses listed in Question 15 of this Prospectus. While this rider is in effect, we will deduct a charge from your Accumulation Value on each policy quarter. (See “OTHER CHARGES—INVESTMENT PROTECTION PLAN RIDER CHARGE.”) When you make a partial withdrawal, we will reduce the amount that is guaranteed under the rider by the amount of the proportional withdrawal (“IPP Proportional Withdrawal”). An IPP Proportional Withdrawal is equal to the amount withdrawn from the policy (including any amount withdrawn for the surrender charge) divided by the Accumulation Value immediately preceding the withdrawal, multiplied by the amount that is guaranteed immediately preceding the withdrawal.

Please note that benefits payable under the IPP Rider are payable from NYLIAC’s general account and are subject to the claims paying ability of NYLIAC. No third party guarantees are involved.

The amount that is guaranteed under the rider will depend on when you select or reset it:

(i)	At the time of application: The amount that is guaranteed will equal the initial premium payment plus any additional premium payments we receive in the first Policy Year, less all IPP Proportional Withdrawals. Premium payments made after the first Policy Year will not be included in the amount that is guaranteed. The rider will take effect on the Policy Date.

(ii)	While the policy is in force: The amount that is guaranteed will equal the Accumulation Value on the date the rider takes effect, less all IPP Proportional Withdrawals. The Rider will take effect on the next Policy Anniversary following the date VPSC receives your application for the rider, in Good Order, at one of the addresses listed in Question 15 of this Prospectus.

(iii)	Resetting the guaranteed amount (“Rider Reset”): You may request to reset the amount that is guaranteed at any time while the rider is in effect subject to the following limitations: (1) the latest available reset date for Non-qualified Policies is ten (10) years prior to the Annuity Commencement Date and (2) for Qualified Policies, you must be age 65 or younger. To reset the guaranteed amount, you must send a written request in Good Order to VPSC at one of the addresses listed in Question 15 of this Prospectus. The reset will take effect on the Policy Anniversary immediately following the date we receive your request to reset. Upon reset, the amount that is guaranteed will equal the Accumulation Value on the next Policy Anniversary, less all IPP Proportional Withdrawals. We may also reset a new charge for the rider and the Rider Risk Charge

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Adjustment	on that Policy Anniversary. (See “OTHER CHARGES—INVESTMENT PROTECTION PLAN
RIDER	CHARGE” and “OTHER CHARGES—RIDER RISK CHARGE ADJUSTMENT.”)

In Oregon, where this rider is called the Accumulation Value Protection Plan, the amount guaranteed is computed in the same manner described above.

If you selected this rider on or after February 15, 2010, you will only be allowed to allocate your premium payments to certain Allocation Options and the DCA Advantage Account. You may not allocate more than 25% of your initial premium payment to the Fixed Account. In addition, you may not have more than 25% of your policy’s Accumulation Value allocated to the Fixed Account on the rider’s effective date for in-force policies. The Investment Division restrictions associated with the IPP Rider seek to moderate overall volatility or hedge against downmarket volatility, and may limit your participation in positive investment performance. Other investment options that are available if you do not select the IPP Rider may offer the potential for higher returns. You should consult with your registered representative and carefully consider whether the Investment Division restrictions associated with the IPP Rider meet your investment objectives and risk tolerance. The Fixed Account is not available for policies issued in the State of New York. In addition, the Fixed Account is not available in the State of Washington if the IPP Rider is selected. The version of the IPP Rider that became available on or after February 15, 2010 is the same as the version of the rider available prior to February 15, 2010 in all other respects. The allowable Allocation Options under the IPP Rider available on or after February 15, 2010 are as follows:

Fixed Account*

MainStay VP Absolute Return Multi-Strategy – Service Class

MainStay VP Balanced—Service Class

MainStay VP Bond—Service Class

MainStay VP Conservative Allocation—Service Class

MainStay VP Convertible—Service Class

MainStay VP Floating Rate—Service Class

MainStay VP Government—Service Class

MainStay VP High Yield Corporate Bond—Service Class

MainStay VP Income Builder—Service Class

MainStay VP Janus Balanced—Service Class

MainStay VP Janus Balanced—Initial Class

MainStay VP MFS® Utilities—Service Class

MainStay VP Moderate Allocation—Service Class

MainStay VP Moderate Growth Allocation—Service Class

MainStay VP PIMCO Real Return—Service Class

MainStay VP U.S. Government Money Market—Initial Class

MainStay VP Unconstrained Bond—Service Class

BlackRock® Global Allocation V.I. Fund—Class III Shares

BlackRock® High Yield V.I. Fund – Class III Shares

Columbia Variable Portfolio — Emerging Markets Bond Fund — Class 2

Deutsche Alternative Asset Allocation VIP – Class B

PIMCO VIT Foreign Bond (U.S. Dollar-Hedged) Portfolio — Advisor Class

PIMCO VIT Low Duration Portfolio — Advisor Class

PIMCO VIT Total Return Portfolio — Advisor Class

*	You may not allocate more than 25% of your initial premium payment to the Fixed Account. Also, for in-force policies, no more than 25% of your policy’s Accumulation Value may be allocated to the Fixed Account on the Rider’s effective date.

You will be eligible to receive the benefit under this rider beginning on the tenth Policy Anniversary after the later of (1) the effective date of the rider or (2) the effective date of any Rider Reset. You may also exercise this benefit on any Policy Anniversary subsequent to the tenth. To exercise this benefit, you must send us a written request to surrender the policy in Good Order to VPSC at one of the addresses listed in Question 15 of this Prospectus no later than ten Business Days after the applicable Policy Anniversary. Amounts paid to you under the terms of this rider may be taxable and you may be subject to a 10% tax penalty if paid before you reach age 59 1/2.

You may cancel this rider within 30 days after delivery of the rider or, if you selected this feature at the time of application, within 30 days after delivery of the policy. To cancel the rider, you must return it to VPSC at one of the addresses listed in Question 15 of this Prospectus or to the registered representative through whom you purchased it with a written request for cancellation. Upon receipt of this request, we will promptly cancel the Rider and refund any

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Investment Protection Plan Rider charge which may have been deducted. After this 30-day period, you still have the right to discontinue the rider. However, we will deduct a Rider Risk Charge Adjustment from your Accumulation Value and we will not refund any Investment Protection Plan Rider charge that may have been deducted. (See “OTHER CHARGES—RIDER RISK CHARGE ADJUSTMENT.”) The cancellation of the rider after the 30-day period will be effective as of the date VPSC receives your cancellation request.

This rider is available on all Non-Qualified and Roth IRA policies so long as the first date that you can exercise and receive benefits under the rider is before the Annuity Commencement Date. The rider is also available on IRA, SEP IRA and SIMPLE IRA policies if the policyowner is age 65 or younger on the date the rider takes effect. The rider is not available on TSA and Inherited IRA policies. For policies issued prior to February 15, 2010, this rider is not available if more than 50% of the policy’s Accumulation Value is in the Fixed Account (if available) when the rider is selected.

This rider will provide no benefit if you surrender the policy before the Policy Anniversary on which you are eligible to exercise the rider. Therefore, you should select this rider only if you intend to keep the policy for at least ten years. In addition, this rider has no impact on any amount paid upon your death or the death of the Annuitant.

Partial withdrawals will reduce the guaranteed amount and the amount of charges assessed for the rider. However, please note that charges assessed for this rider prior to the date of any partial withdrawal (including required minimum distributions from IRAs) will not be retroactively adjusted.

We have set forth below an example of how the benefit of this rider may be realized and how partial withdrawals (including required minimum distributions from IRAs) will impact the guaranteed amount. In this example, we have assumed the following:

(1)	the rider is selected at the time of application;

(2)	an initial premium payment of $100,000 is made;

(3)	no additional premium payments are made;

(4)	a withdrawal of $20,000 is made in the eighth Policy Year;

(5)	the Accumulation Value immediately preceding the withdrawal has decreased to $80,000; and

(6)	the Accumulation Value on the tenth Policy Anniversary has decreased to $50,000.

The guaranteed amount at time of application was $100,000. When the partial withdrawal was made in the eighth Policy Year, we reduced the guaranteed amount by the amount of the IPP Proportional Withdrawal. We calculated the amount of the IPP Proportional Withdrawal by taking the requested withdrawal amount, dividing it by the Accumulation Value immediately preceding the withdrawal, and then multiplying that number by the guaranteed amount immediately preceding the withdrawal.

IPP Proportional Withdrawal = ($20,000/$80,000) x $100,000 = $25,000

To determine the new guaranteed amount after the withdrawal, we subtracted the amount of the IPP Proportional Withdrawal from the initial guaranteed amount: ($100,000 – $25,000) = $75,000. If this policy is surrendered in the tenth Policy Year, the policyowner receives $75,000 even though the Accumulation Value has decreased to $50,000.

(e) Investment Protection Plan II Rider (optional)

The Investment Protection Plan II Rider (“IPP II”) can only be selected at the time of application. If you selected IPP II, you will be eligible to receive a one-time adjustment to your Accumulation Value in the event that your Accumulation Value is less than the amount guaranteed under IPP II on the 12th policy anniversary of the effective date of IPP II (or the 12th policy anniversary of any reset of IPP II). IPP II will end on the 12th policy anniversary of the rider effective date (or any reset of IPP II). While IPP II is in effect, we will deduct a charge from your Accumulation Value on each policy quarter. (See “OTHER CHARGES—INVESTMENT PROTECTION PLAN II RIDER CHARGE.”) When you make a partial withdrawal, we will reduce the amount that is guaranteed under IPP II by the amount of the proportional withdrawal (“IPP II Proportional Withdrawal”). An IPP II Proportional Withdrawal is equal to the amount withdrawn from the policy (including any amount withdrawn for the surrender charge) divided by the Accumulation Value immediately preceding the withdrawal, multiplied by the amount that is guaranteed immediately preceding the withdrawal.

Please note that benefits payable under IPP II are payable from NYLIAC’s general account and are subject to the claims paying ability of NYLIAC. No third party guarantees are involved.

The amount that is guaranteed under IPP II is as follows:

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(i)	At the time of application: The amount that is guaranteed will equal the initial premium payment plus any additional premium payments plus Breakpoint Credits, if any, we receive in the first Policy Year, less all IPP II Proportional Withdrawals. Premium payments made after the first Policy Year will not be included in the amount that is guaranteed. IPP II will take effect on the Policy Date.

(ii)

Resetting the guaranteed amount (“IPP II Rider Reset”): You may request to reset the amount that is guaranteed at any time while IPP II is in effect as long as you and the Annuitant are age 78 or younger. To reset the guaranteed amount, you must send a written request in Good Order to VPSC at one of the addresses listed in Question 15 of this Prospectus. The reset will take effect on the Policy Anniversary immediately following the date we receive your request to reset. The amount that is guaranteed will equal the Accumulation Value on the next Policy Anniversary, less all IPP II Proportional Withdrawals taken after the reset. We may also set a new charge for IPP II and the Rider Risk Charge Adjustment on that Policy Anniversary. (See “OTHER CHARGES—INVESTMENT PROTECTION PLAN II RIDER CHARGE” and “OTHER CHARGES—RIDER RISK CHARGE ADJUSTMENT.”). Typically, you would effect a reset in order to increase the guaranteed amount under IPP II. Please note that if you reset the guaranteed amount under IPP II, you will not be eligible to receive a one-time adjustment to your Accumulation Value until the 12th policy anniversary after the effective date of any reset.

A policyowner may cancel a request to reset the guaranteed amount at any time prior to or within 30 days after the effective date of the reset. If you cancel your request to reset, no change will be made to IPP II’s effective date, maturity date, charge rate or the Rider Risk Charge Adjustment.

You will only be allowed to allocate your premium payments to certain Allocation Options and the DCA Advantage Account. You may not allocate more than 25% of your initial premium payment to the Fixed Account. The Fixed Account is not available for policies issued in the State of New York. In addition, the Fixed Account is not available in the State of Washington if the IPP II Rider is selected. The allowable Allocation Options under IPP II are as follows:

Fixed Account*

MainStay VP Absolute Return Multi-Strategy – Service Class

MainStay VP Balanced – Service Class

MainStay VP Bond – Service Class

MainStay VP Conservative Allocation – Service Class

MainStay VP Convertible – Service Class

MainStay VP Floating Rate – Service Class

MainStay VP Government – Service Class

MainStay VP High Yield Corporate Bond – Service Class

MainStay VP Income Builder – Service Class

MainStay VP Janus Balanced – Service Class

MainStay VP MFS® Utilities – Service Class

MainStay VP Moderate Allocation – Service Class

MainStay VP Moderate Growth Allocation – Service Class

MainStay VP PIMCO Real Return – Service Class

MainStay VP U.S. Government Money Market—Initial Class

MainStay VP Unconstrained Bond – Service Class

BlackRock® Global Allocation V.I. Fund – Class III Shares

BlackRock® High Yield V.I. Fund – Class III Shares

Columbia Variable Portfolio — Emerging Markets Bond Fund — Class 2

Deutsche Alternative Asset Allocation VIP – Class B

PIMCO VIT Foreign Bond (U.S. Dollar-Hedged) Portfolio — Advisor Class

PIMCO VIT Low Duration Portfolio — Advisor Class

PIMCO VIT Total Return Portfolio — Advisor Class

*	You may not allocate more than 25% of your initial premium payment to the Fixed Account.

The Investment Division restrictions associated with the IPP II Rider seek to moderate overall volatility or hedge against downmarket volatility, and may limit your participation in positive investment performance. Other investment options that are available if you do not select the IPP II Rider may offer the potential for higher returns. You should consult with your registered representative and carefully consider whether the Investment Division restrictions associated with the IPP II Rider meet your investment objectives and risk tolerance.

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With IPP II, you do not have to surrender the policy in order to receive any applicable benefit. You will be eligible to receive the benefit (if applicable) under IPP II on the 12th Policy Anniversary after the later of the Policy Date or the effective date of any reset. You do not need to take any action. We will inform you in writing in the event that you are eligible to receive a one-time adjustment to your Accumulation Value. We will also inform you of your options in the event that such one-time adjustment is made to your Accumulation Value which are to (i) surrender the policy and receive the adjusted Accumulation Value (which may be subject to surrender charges), or (ii) continue the policy at the adjusted Accumulation Value, which is subject to market fluctuation. If you are eligible to receive an adjustment, we will credit an amount to your Accumulation Value pro rata in accordance with your allocations currently on file. If you surrender the policy, amounts paid to you under the terms of IPP II may be taxable and you may be subject to a 10% tax penalty if such amounts are paid before you reach age 59 1/2.

You may cancel IPP II within 30 days after delivery of the policy. To cancel, you must return IPP II to VPSC at one of the addresses listed in Question 15 of this Prospectus or to the registered representative through whom you purchased it with a written request for cancellation. Upon receipt of this request, we will promptly cancel IPP II and refund any IPP II charges which may have been deducted. After this 30-day period, you still have the right to discontinue IPP II. However, we will deduct a Rider Risk Charge Adjustment from your Accumulation Value and we will not refund any IPP II charges that may have been deducted. (See “OTHER CHARGES—RIDER RISK CHARGE ADJUSTMENT.”) The cancellation of IPP II after the 30-day period will be effective as of the date VPSC receives your cancellation request.

IPP II is available with all Non-Qualified policies, IRA, SEP IRA, Simple IRA and Roth IRA policies if the policyowner is age 75 or younger on the rider effective date. The rider is not available on TSA and Inherited IRA policies.

IPP II will provide no benefit if you surrender the policy before the Policy Anniversary on which you are eligible to receive a potential one-time adjustment to your Accumulation Value. Therefore, you should select IPP II only if you intend to keep the policy for at least 12 years.

Partial withdrawals will reduce the guaranteed amount and the amount of charges assessed for IPP II. However, please note that charges assessed for IPP II prior to the date of any partial withdrawal (including required minimum distributions from IRAs) will not be retroactively adjusted.

We have set forth below an example of how the benefit from IPP II may be realized and how partial withdrawals (including required minimum distributions from IRAs) will impact the guaranteed amount. In this example, we have assumed the following:

(1)	IPP II is selected at the time of application;

(2)	An initial premium payment of $100,000 is made;

(3)	No additional premium payments are made;

(4)	A withdrawal of $20,000 is made in the eighth Policy Year;

(5)	The Accumulation Value immediately preceding the withdrawal has decreased to $80,000; and

(6)	The Accumulation value on the 12th Policy Anniversary has decreased to $50,000.

The guaranteed amount at the time of application was $100,000. When the partial withdrawal was made in the eighth Policy Year, we reduced the guaranteed amount by the amount of the IPP II Proportional Withdrawal. We calculated the amount of the IPP II Proportional Withdrawal by taking the requested withdrawal amount, dividing it by the Accumulation Value immediately preceding the withdrawal, and then multiplying that number by the guaranteed amount immediately preceding the withdrawal.

IPP II Proportional Withdrawal = ($20,000/$80,000) x $100,000 = $25,000

To determine the new guaranteed amount after the withdrawal, we subtracted the amount of the IPP II Proportional Withdrawal from the initial guaranteed amount: ($100,000 – $25,000) = $75,000. On the 12th Policy Anniversary the Accumulation Value ($50,000) is less than the guaranteed amount of $75,000. Therefore, you are eligible to receive a one-time adjustment to your Accumulation Value of $25,000 and the rider will end. You would not have been eligible to receive this adjustment to your Accumulation Value if you had not purchased the IPP II Rider.

(f) Guaranteed Investment Protection Rider (optional)

The Guaranteed Investment Protection Rider (“GIPR”) can only be selected at the time of application. If you selected GIPR, you will be eligible to receive a one-time adjustment to your Accumulation Value in the event that your

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Accumulation Value is less than the amount guaranteed under GIPR on the 12th policy anniversary of the effective date of GIPR (or the 12th policy anniversary of any reset of GIPR). GIPR will end on the 12th policy anniversary of the rider effective date (or the most recent reset of GIPR). While GIPR is in effect, we will deduct a charge from your Investment Divisions and DCA Advantage Account on a pro-rata basis on each policy quarter. (See “OTHER CHARGES—Guaranteed Investment Protection Rider (optional).”) When you make a partial withdrawal, we will reduce the amount that is guaranteed under GIPR by the amount of the proportional withdrawal (“GIPR Proportional Withdrawal”). A GIPR Proportional Withdrawal is equal to the amount withdrawn from the policy (including any amount withdrawn for the surrender charge) divided by the Accumulation Value immediately preceding the withdrawal, multiplied by the amount that is guaranteed immediately preceding the withdrawal.

Please note that benefits payable under GIPR are payable from NYLIAC’s general account and are subject to the claims paying ability of NYLIAC. No third party guarantees are involved.

The amount that is guaranteed under GIPR is as follows:

(i)	At the time of application: The amount that is guaranteed will equal the initial premium payment plus any additional premium payments plus Breakpoint Credits, if any, thereon we receive in the first Policy Year, less all GIPR Proportional Withdrawals. Premium payments made after the first Policy Year will not be included in the amount that is guaranteed. GIPR will take effect on the Policy Date.

(ii)

Resetting the guaranteed amount (“GIPR Rider Reset”): You may request to reset the amount that is guaranteed at any time while GIPR is in effect as long as you and the Annuitant are age 78 or younger. To reset the guaranteed amount, you must send a written request in Good Order to VPSC at one of the addresses listed in Question 15 of this Prospectus. The reset will take effect on the Policy Anniversary immediately following the date we receive your request to reset. The amount that is guaranteed will equal the Accumulation Value on the next Policy Anniversary, less all GIPR Proportional Withdrawals taken after the reset. We may also set a new charge for GIPR and the Rider Risk Charge Adjustment on that Policy Anniversary. (See “OTHER CHARGES—Guaranteed Investment Protection Rider Charge” and “OTHER CHARGES—Rider Risk Charge Adjustment (optional).”). Typically, you would effect a reset in order to increase the guaranteed amount under GIPR. Please note that if you reset the guaranteed amount under GIPR, you will not be eligible to receive a one-time adjustment to your Accumulation Value until the 12th policy anniversary after the effective date of any reset.

A policyowner may cancel a request to reset the guaranteed amount at any time prior to or within 30 days after the effective date of the reset. If you cancel your request to reset, no change will be made to GIPR’s effective date, maturity date, charge rate or the Rider Risk Charge Adjustment.

You will be allowed to allocate your premium payments to the Allocation Options and the DCA Advantage Account subject to the restrictions set forth in Appendix 2. You may not allocate any monies to the Fixed Account while GIPR is in effect. Upon any termination of GIPR, the Fixed Account will be an available investment option. Also, Traditional DCA is not available with GIPR. The Fixed Account is not available for policies issued in the State of New York. If you select GIPR, Investment Division restrictions will apply to the Investment Divisions that you may choose during the accumulation phase. These restrictions will limit the amount you can allocate to the Investment Divisions. You may allocate your premium payment to Investment Divisions in the Asset Allocation Categories in accordance with the specified thresholds, or to one of the available Asset Allocation Models. Individual transfers between Investment Divisions, the DCA Advantage Account and/or Asset Allocation Models are not allowed. Each policy quarter, we will automatically rebalance your current allocations to conform to your most recent allocation instructions. If you wish to complete an individual transfer between the Investment Divisions or change to a different Asset Allocation Model, you must send a reallocation form to VPSC at one of the addresses listed in question 15 of this Prospectus. The Asset Allocation Categories and the Asset Allocation Models available with GIPR are set forth in Appendix 2.

The Investment Division restrictions associated with the GIPR Rider seek to moderate overall volatility or hedge against downmarket volatility, and may limit your participation in positive investment performance. Other investment options that are available if you do not select the GIPR Rider may offer the potential for higher returns. You should consult with your registered representative and carefully consider whether the Investment Division restrictions associated with the GIPR Rider meet your investment objectives and risk tolerance.

With GIPR, you do not have to surrender the policy in order to receive any applicable benefit. You will be eligible to receive the benefit (if applicable) under GIPR on the 12th Policy Anniversary after the later of the Policy Date or the effective date of any reset. You do not need to take any action. We will inform you in writing in the event that you are

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eligible to receive a one-time adjustment to your Accumulation Value. We will also inform you of your options in the event that such one-time adjustment is made to your Accumulation Value which are to (i) surrender the policy and receive the adjusted Accumulation Value (which may be subject to surrender charges), or (ii) continue the policy at the adjusted Accumulation Value, which is subject to market fluctuation. If you are eligible to receive an adjustment, we will credit an amount to your Accumulation Value pro rata in accordance with your allocations currently on file. If you surrender the policy, amounts paid to you under the terms of GIPR may be taxable and you may be subject to a 10% tax penalty if such amounts are paid before you reach age 59 1/2.

You may cancel GIPR within 30 days after delivery of the policy. To cancel, you must return GIPR to VPSC at one of the addresses listed in Question 15 of this Prospectus or to the registered representative through whom you purchased it with a written request for cancellation. Upon receipt of this request, we will promptly cancel GIPR and refund any GIPR charges which may have been deducted. After this 30-day period, you still have the right to discontinue GIPR. However, we will deduct a Rider Risk Charge Adjustment from your Investment Divisions and DCA Advantage Account on a pro-rata basis and we will not refund any GIPR charges that may have been deducted. (See “OTHER CHARGES—Rider Risk Charge Adjustment (optional).”) Certain jurisdictions may not permit us to assess a Rider Risk Charge Adjustment; for more information, contact your registered representative. The cancellation of GIPR after the 30-day period will be effective as of the date VPSC receives your cancellation request. You should consider the cost of cancelling GIPR prior to selecting it.

GIPR is available with all Non-Qualified, IRA, SEP IRA, Simple IRA, Roth IRA, Keogh and Pension policies if the policyowner is age 75 or younger on the rider effective date. The rider is not available on TSA and Inherited IRA policies.

GIPR will provide no benefit if you surrender the policy before the Policy Anniversary on which you are eligible to receive a potential one-time adjustment to your Accumulation Value. Therefore, you should select GIPR only if you intend to keep the policy for at least 12 years.

Upon your death, GIPR and the policy will terminate unless your spouse chooses to continue the policy. Your spouse must be the sole primary beneficiary in order to continue GIPR and the policy. If your spouse chooses to continue GIPR and the policy, no death benefit proceeds will be paid upon your death.

Partial withdrawals will reduce the guaranteed amount and the amount of charges assessed for GIPR. While GIPR is in effect, partial withdrawals will be deducted pro rata from the Allocation Options and/or the DCA Advantage Account. However, please note that charges assessed for GIPR prior to the date of any partial withdrawal (including required minimum distributions from IRAs) will not be retroactively adjusted.

We have set forth below an example of how the benefit from GIPR may be realized and how partial withdrawals (including required minimum distributions from IRAs) will impact the guaranteed amount. In this example, we have assumed the following:

(1)	GIPR is selected at the time of application;

(2)	An initial premium payment of $100,000 is made;

(3)	No additional premium payments are made;

(4)	A withdrawal of $20,000 is made in the eighth policy year;

(5)	The Accumulation Value immediately preceding the withdrawal has decreased to $80,000; and

(6)	The Accumulation value on the 12th Policy Anniversary has decreased to $50,000.

The guaranteed amount at the time of application was $100,000. When the partial withdrawal was made in the eighth Policy Year, we reduced the guaranteed amount by the amount of the GIPR Proportional Withdrawal. We calculated the amount of the GIPR Proportional Withdrawal by taking the requested withdrawal amount, dividing it by the Accumulation Value immediately preceding the withdrawal, and then multiplying that number by the guaranteed amount immediately preceding the withdrawal.

GIPR Proportional Withdrawal = ($20,000/$80,000) x $100,000 = $25,000

To determine the new guaranteed amount after the withdrawal, we subtracted the amount of the GIPR Proportional Withdrawal from the initial guaranteed amount: ($100,000 – $25,000) = $75,000. On the 12th Policy Anniversary the Accumulation Value ($50,000) is less than the guaranteed amount of $75,000. Therefore, you are eligible to receive a one-time adjustment to your Accumulation Value of $25,000 and the rider will end. You would not have been eligible to receive this adjustment to your Accumulation Value if you had not purchased the GIPR Rider.

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(g) Guaranteed Investment Protection Rider 2.0 (optional)

The Guaranteed Investment Protection Rider 2.0 (“GIPR 2.0”) can only be selected at the time of application. GIPR 2.0 allows you to choose among 7 different holding periods, or terms. If you selected GIPR 2.0, you will be eligible to receive a one-time adjustment to your Accumulation Value in the event that your Accumulation Value is less than the amount guaranteed under GIPR 2.0 on the applicable policy anniversary of the rider effective date (or most recent reset date) for the term you choose. You may request to reset the guaranteed amount under certain circumstances, as described below. Certain features of GIPR 2.0 relating to the 20 year rider term may not be available in all jurisdictions; contact your registered representative for more information.

GIPR 2.0 will end on the applicable policy anniversary of the rider effective date (or most recent reset date) for the term you choose. The applicable policy anniversary depends on the term you choose. While GIPR 2.0 is in effect, we will deduct a charge from your Investment Divisions and DCA Advantage Account on a pro-rata basis on each policy quarter. (See “OTHER CHARGES—Guaranteed Investment Protection Rider 2.0 Charge (optional).”) When you make a partial withdrawal, we will reduce the amount that is guaranteed under GIPR 2.0 by the amount of the proportional withdrawal (“GIPR 2.0 Proportional Withdrawal”). A GIPR 2.0 Proportional Withdrawal is equal to the amount withdrawn from the policy (including any amount withdrawn for the surrender charge) divided by the Accumulation Value immediately preceding the withdrawal, multiplied by the amount that is guaranteed immediately preceding the withdrawal.

Please note that benefits payable under GIPR 2.0 are payable from NYLIAC’s general account and are subject to the claims paying ability of NYLIAC. No third party guarantees are involved.

The amount that is guaranteed under GIPR 2.0 is as follows:

(i)	At the time of application for 10, 11, 12, 13, 14, or 15 year terms: The amount that is guaranteed will equal 100% of the sum of all premium payments that we receive in the first Policy Year, less all GIPR 2.0 Proportional Withdrawals.

(ii)	At the time of application for the 20 year term: The amount that is guaranteed will equal 150% of the sum of all premium payments that we receive in the first Policy Year, less all GIPR 2.0 Proportional Withdrawals.

(iii)	For all terms, premium payments made after the first Policy Year will not be included in the amount that is guaranteed. GIPR 2.0 will take effect on the Policy Date.

(iv)	Resetting the guaranteed amount(“GIPR 2.0 Rider Reset”):

You may request to reset the amount that is guaranteed at any time while GIPR 2.0 is in effect as long as you and the Annuitant are age 75 or younger (for the 10, 11, 12, 13, 14 and 15 year terms), or age 70 or younger (for the 20 year term). To reset the guaranteed amount, you must send a written request in Good Order to VPSC at one of the addresses listed in Question 15 of this Prospectus. The reset will take effect on the Policy Anniversary immediately following the date we receive your request to reset. We may also reset a new charge for the rider and the Rider Risk Charge Adjustment on that Policy Anniversary. The amount that is guaranteed will be increased to equal the Accumulation Value (for 10-15 year terms) or 150% of the Accumulation Value (for the 20 year term) on the next Policy Anniversary, less all GIPR 2.0 Proportional Withdrawals taken after the reset. We may also set a new charge for GIPR 2.0 and the Rider Risk Charge Adjustment on that Policy Anniversary. (See “OTHER CHARGES— Guaranteed Investment Protection Rider 2.0 Charge (optional).” and “OTHER CHARGES—Rider Risk Charge Adjustment (optional).”). Typically, you would decide to reset in order to increase the guaranteed amount under GIPR 2.0. Please note that if you reset the guaranteed amount under GIPR 2.0, you will not be eligible to receive a one-time adjustment to your Accumulation Value until the policy anniversary applicable to the original rider term you chose after the effective date of any reset. In most jurisdictions, we can suspend your right to reset the guaranteed amount at any time; contact your registered representative for more information.

A policyowner may cancel a request to reset the guaranteed amount at any time prior to or within 30 days after the effective date of the reset. If you cancel your request to reset, no change will be made to GIPR 2.0’s effective date, maturity date, charge rate or the Rider Risk Charge Adjustment.

If you select GIPR 2.0, you will be allowed to allocate your premium payments to the Allocation Options and the DCA Advantage Account subject to the restrictions set forth in Appendix 2.

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You may not allocate any monies to the Fixed Account while GIPR 2.0 is in effect. Upon any termination of GIPR 2.0, the Fixed Account will be an available investment option. Also, Traditional DCA is not available with GIPR 2.0. The Fixed Account is not available for policies issued in the State of New York.

If you select GIPR 2.0, we will limit the amount you can allocate to the Investment Divisions. You may allocate your premium payment to Investment Divisions in the Asset Allocation Categories in accordance with the specified thresholds, or to one of the available 2014 Asset Allocation Models. Individual transfers between Investment Divisions, the DCA Advantage Account and/or Asset Allocation Models are not allowed. If you wish to complete an individual transfer between the Investment Divisions, or change to a different Asset Allocation Model, you must send a reallocation form to VPSC at one of the addresses in Question 15 of this Prospectus. Each policy quarter, we will automatically rebalance your current allocations to conform to your most recent allocation instructions. The Investment Division restrictions associated with the GIPR 2.0 Rider seek to moderate overall volatility or hedge against downmarket volatility, and may limit your participation in positive investment performance. Other investment options that are available if you do not select the GIPR 2.0 Rider may offer the potential for higher returns. You should consult with your registered representative and carefully consider whether the Investment Division restrictions associated with GIPR 2.0 meet your investment objectives and risk tolerance. The Asset Allocation Categories and the Asset Allocation Models available with GIPR 2.0 are set forth in Appendix 2.

If you choose to reset your guaranteed amount, the restrictions on investment allocations may change. These changes could include an adjustment to the minimum and/or maximum allocation percentages available under the Asset Allocation Categories, adding or removing Asset Allocation Models, or discontinuing the availability of the DCA Advantage Account.

With GIPR 2.0, you do not have to surrender the policy in order to receive any applicable benefit. You will be eligible to receive the benefit (if applicable) on the Policy Anniversary for the term you chose after the later of the Policy Date or the most recent reset date. You do not need to take any action. We will inform you in writing in the event that you are eligible to receive a one-time adjustment to your Accumulation Value. We will also inform you of your options in the event that such one-time adjustment is made to your Accumulation Value which are to (i) surrender the policy and receive the adjusted Accumulation Value (which may be subject to surrender charges), or (ii) continue the policy at the adjusted Accumulation Value, which is subject to market fluctuation. If you are eligible to receive an adjustment, we will credit an amount to your Accumulation Value pro rata in accordance with your allocations currently on file. If you surrender the policy, amounts paid to you under GIPR 2.0 may be taxable and you may be subject to a 10% tax penalty if such amounts are paid before you reach age 59 1/2.

You may cancel GIPR 2.0 within 30 days after delivery of the policy. To cancel, you must return GIPR 2.0 to VPSC at one of the addresses listed in Question 15 of this Prospectus or to the registered representative through whom you purchased it with a written request for cancellation. Upon receipt of this request, we will promptly cancel GIPR 2.0 and refund any GIPR 2.0 charges which may have been deducted. After this 30-day period, you still have the right to discontinue GIPR 2.0. However, we will deduct a Rider Risk Charge Adjustment from your Investment Divisions and DCA Advantage Account on a pro-rata basis and we will not refund any GIPR 2.0 charges that may have been deducted. (See “OTHER CHARGES—Rider Risk Charge Adjustment (optional).”) Certain jurisdictions may not permit us to assess a Rider Risk Charge Adjustment; for more information, contact your registered representative. The cancellation of GIPR 2.0 after the 30-day period will be effective as of the date VPSC receives your cancellation request. You should consider the cost of cancelling GIPR prior to selecting it.

GIPR 2.0 is available with all Non-Qualified, IRA, SEP IRA, Simple IRA, Roth IRA, Keogh and Pension policies if the policyowner is age 75 or younger (70 or younger for the 20-year term) on the rider effective date. The rider is not available on TSA and Inherited IRA policies.

GIPR 2.0 will provide no benefit if you surrender the policy before the Policy Anniversary on which you are eligible to receive a potential one-time adjustment to your Accumulation Value. Therefore, you should select GIPR 2.0 only if you intend to keep the policy for at least the rider term you choose (10-15 or 20 years).

In most jurisdictions, GIPR 2.0 will terminate if an ownership change or assignment of the policy is made, other than as explicitly described in the rider. However, for policies issued in New York and California, we will not terminate GIPR 2.0 upon a change of ownership or an assignment.

Upon your death, GIPR 2.0 and the policy will terminate unless your spouse chooses to continue the policy. Your spouse must be the sole primary beneficiary in order to continue GIPR 2.0 and the policy. If your spouse chooses to continue GIPR 2.0 and the policy, no death benefit proceeds will be paid upon your death.

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Partial withdrawals will reduce the guaranteed amount and the amount of charges assessed for GIPR 2.0. While GIPR 2.0 is in effect, partial withdrawals will be deducted pro rata from the Allocation Options and/or the DCA Advantage Account. However, please note that charges assessed for GIPR 2.0 prior to the date of any partial withdrawal (including required minimum distributions from IRAs) will not be retroactively adjusted. It is important to note that if you take partial withdrawals (including required minimum distributions from IRAs) while GIPR 2.0 is in effect, you may not be able to receive the full value of GIPR 2.0. As a result, GIPR 2.0 may not be appropriate for you if you intend to take partial withdrawals (including required minimum distributions from IRAs) before the end of the rider term you choose. You should consult your tax advisor if you have any questions about the use of GIPR 2.0 in your tax situation.

We have set forth below an example of how the benefit from GIPR 2.0 may be realized and how partial withdrawals (including required minimum distributions from IRAs) will impact the guaranteed amount. In this example, we have assumed the following:

(1)	GIPR 2.0 with a 10, 11, 12, 13, 14, or 15 year term is selected at the time of application;

(2)	An initial premium payment of $100,000 is made;

(3)	No additional premium payments are made;

(4)	A withdrawal of $20,000 is made in the eighth policy year;

(5)	The Accumulation Value immediately preceding the withdrawal has decreased to $80,000; and

(6)	The Accumulation Value on the Policy Anniversary corresponding to the term you chose has decreased to $50,000.

The guaranteed amount when we issued the policy was $100,000. When the partial withdrawal was made in the eighth Policy Year, we reduced the guaranteed amount by the amount of the GIPR 2.0 Proportional Withdrawal. We calculated the amount of the GIPR 2.0 Proportional Withdrawal by taking the requested withdrawal amount, dividing it by the Accumulation Value immediately preceding the withdrawal, and then multiplying that number by the guaranteed amount immediately preceding the withdrawal.

GIPR 2.0 Proportional Withdrawal = ($20,000/$80,000) x $100,000 = $25,000

To determine the new guaranteed amount after the withdrawal, we subtracted the amount of the GIPR 2.0 Proportional Withdrawal from the initial guaranteed amount: ($100,000 – $25,000) = $75,000.

On the Policy Anniversary for the term you chose, the Accumulation Value ($50,000) is less than the guaranteed amount of $75,000. Therefore, you are eligible to receive a one-time adjustment to your Accumulation Value of $25,000.

If you had chosen the 20-year term, the guaranteed amount would have been $112,500 (150% of $75,000), and the one-time adjustment would be $62,500.

After the adjustment is paid, the rider will end. You would not have been eligible to receive this adjustment to your Accumulation Value if you had not purchased the GIPR 2.0 Rider.

GIPR 2.0 Death Benefit. If the policyowner dies within two Policy Years of the last day of the Rider term then in effect, the death benefit will equal the guaranteed amount for that Rider term, if that guaranteed amount is higher than the Accumulation Value or Adjusted Death Benefit Premium Payments on the date of death. For policies issued in New York, the death benefit for the 20-year rider term is 100% of the premium payments made in the first policy year (less any GIPR 2.0 Proportional Withdrawals) if that amount is higher than the death benefit available under the policy. However, if there is an ADBR Rider in effect, and the death benefit under the ADBR Rider is higher than the Accumulation Value or the GIPR 2.0 guaranteed amount, we will pay the death benefit available under the ADBR Rider. Payment of a death benefit terminates the GIPR 2.0 rider.

(h)	Enhanced Beneficiary Benefit Rider (optional)

The Enhanced Beneficiary Benefit (EBB) Rider is available only at the time of application. The EBB Rider is not available with the Annual Death Benefit Reset Rider (ADBR) in the State of New Jersey. The EBB Rider is available on Non-Qualified Policies and, where permitted by the IRS, also on Qualified Policies. The EBB Rider can increase the death benefit if you die before the Annuity Commencement Date. If you selected this Rider, the EBB, in

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addition to the amount payable under the terms of your policy, may be payable to your Beneficiary(ies) if you die prior to the Annuity Commencement Date. Therefore, under this Rider, the total death benefit payable will be the greatest of any of the amounts payable as described in the Death Before Annuity Commencement section of the Prospectus plus the EBB, if any.

While this rider is in effect, we will deduct a charge from your Accumulation Value each policy quarter. (See “CHARGES AND DEDUCTIONS—Other Charges—Enhanced Beneficiary Benefit Rider Charge.”)

The payment under the EBB Rider is calculated as a percentage of any gain in the policy as of the date we receive a request in Good Order to pay death benefit proceeds at VPSC. The applicable percentage varies based upon your age. As of the date of this Prospectus, the applicable percentages are as follows: 50% where the owner is 70 or younger, and 25% where the owner is 71 to 75 inclusive. We may change the applicable percentages under the EBB Rider from time to time, within the following ranges:

Age of Owner at Issue	Range of Applicable Percentages
70 or younger	Not less than 40% nor greater than 60%
71 to 75 inclusive	Not less than 20% nor greater than 40%

When you select the EBB Rider, the applicable percentage will appear on your Policy Data Page. The applicable percentage for the policy will not change once the policy is issued. Please check with your registered representative for further details.

The Gain equals the policy’s Accumulation Value minus the Adjusted Premium Payments. Adjusted Premium Payments are the total of all premium payments less proportional withdrawals (“EBB Proportional Withdrawals”). EBB Proportional Withdrawals are the amount(s) withdrawn from the policy (including any surrender charges, if applicable) divided by the policy’s Accumulation Value immediately preceding the withdrawal, multiplied by the total of all Adjusted Premium Payments immediately preceding the withdrawal.

If more than one Beneficiary is named, each Beneficiary will be paid a pro rata portion of the EBB. The EBB will be calculated for a Beneficiary on each date that we receive all necessary requirements to pay such Beneficiary at VPSC. Due to market fluctuations, the EBB may increase or decrease and Beneficiaries may therefore be paid different amounts.

The maximum amount payable under the EBB Rider, regardless of the Gain, is equal to a percentage of Adjusted Premium Payments. As of the date of this Prospectus, the applicable percentages are as follows: 100% where the owner is 70 or younger, and 75% where the owner is 71 to 75 inclusive. We may change the applicable percentages under the EBB Rider from time to time, but the maximum amount payable will not exceed 200% of Adjusted Premium Payments. If you select this rider, the applicable percentage will appear on your Policy Data Page. Please check with your registered representative for further details.

There will be no payment under the EBB Rider if on the date we calculate the EBB: 1) there is no Gain, 2) the policy’s Accumulation Value is less than your premium payments made and not previously withdrawn, or 3) the rider has ended or terminated. The EBB Rider will end on the earliest of the following: 1) on the Annuity Commencement Date, 2) if you surrender the policy, 3) if your spouse, as the sole primary Beneficiary, elects to continue the policy upon your death (see THE POLICIES—Riders—Enhanced Spousal Continuance Rider), 4) if we elect to terminate the policy pursuant to the policy’s termination provision, or 5) if you transfer ownership of the policy. As discussed below in “THE POLICIES—Riders—Enhanced Spousal Continuance Rider”, if upon your death prior to the Annuity Commencement Date your spouse elects to continue the policy as the new owner (and Annuitant, if you are the Annuitant), the Accumulation Value will be adjusted (as of the date we receive due proof of death and all other requirements at VPSC) to equal the greatest of any of the amounts payable as described in the Death Before Annuity Commencement section of the Prospectus, plus, if applicable, any EBB provided by the EBB Rider. This rider cannot be cancelled without surrendering your policy. You will forfeit any benefits under the EBB Rider if you elect to receive Income Payments, or surrender or transfer your policy. If you expect to do any of these, the EBB Rider may not be appropriate for you.

Below is an example of how the benefit of this Rider may be realized and how withdrawals impact the benefit under this Rider. In this example, we assume the following:

1.	The rider is elected at the time of application;

2.	You purchase this policy with a $200,000 initial premium payment (no additional premium payments are made);

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3.	A withdrawal of $20,000 is made in the fourth Policy Year;

4.	Immediately preceding the withdrawal, the Accumulation Value has increased to $250,000, and the total Adjusted Premium Payments equaled $200,000 (since there have been no previous withdrawals);

5.	If You die in the fifth Policy Year and the Accumulation Value of the policy has increased once again to $250,000 as of the date we receive the necessary requirements to pay the death benefit; and

6.	The Enhanced Beneficiary Benefit Rider percentage equals 50%.

First, the Proportional Withdrawal amount is calculated (withdrawal amount divided by the Accumulation Value immediately preceding the withdrawal, multiplied by the Adjusted Premium Payments immediately preceding the withdrawal):

Proportional Withdrawal = ($20,000/$250,000) x $200,000 = $16,000

Second, the amount of current Adjusted Premium Payments (after the withdrawal) is calculated (total of all premium payments minus EBB Proportional Withdrawals):

Adjusted Premium Payments = $200,000 – $16,000 = $184,000

Third, the Gain is calculated (Accumulation Value – Adjusted Premium Payments):

Gain = $250,000 – $184,000 = $66,000

Finally, the Enhanced Beneficiary Benefit amount is calculated (Gain multiplied by the applicable EBB rider percentage):

Enhanced Beneficiary Benefit = $66,000 x 50% = $33,000

In this example, the Enhanced Beneficiary Benefit is equal to $33,000. This amount would be payable in addition to the guaranteed death benefit amount under the policy.

(i) Enhanced Spousal Continuance Rider (optional)

If you selected the EBB Rider at the time of application (see above), your policy will, subject to jurisdiction availability, also include the Enhanced Spousal Continuance Rider (“ESC Rider”) at no charge. The ESC Rider is not included on policies sold in connection with Section 403(b) tax-sheltered annuities.

Under the ESC Rider, if your spouse is the sole primary Beneficiary, upon your death prior to the Annuity Commencement Date, your spouse may elect to continue the policy as the new owner (and Annuitant, if you are also the Annuitant). If the election is made, the Accumulation Value will be adjusted (as of the date we receive due proof of death and all other requirements at VPSC) to equal the greatest of any of the amounts payable as described in the Death Before Annuity Commencement section of the Prospectus, plus, if applicable, any EBB provided by the EBB Rider. Unless we notify you otherwise, any additional Accumulation Value calculated under the ESC Rider will be allocated to the policy according to the premium allocation instructions on record (excluding the DCA Advantage Account).

The ESC Rider ends upon the earliest of the following: 1) if you surrender the policy, 2) if Income Payments begin, 3) once the ESC Rider has been exercised, or 4) if you transfer ownership of the policy to someone other than your spouse. This rider cannot be cancelled without surrendering your policy.

Upon exercising the ESC Rider and continuing the policy, the EBB Rider and the quarterly charges for the EBB Rider will cease. All other policy provisions will continue as if your spouse had purchased the policy on the original Policy Date.

(j) Annual Death Benefit Reset (ADBR) Rider (optional)

You may enhance your Policy’s standard death benefit by purchasing the optional ADBR Rider. The ADBR Rider is available only at the time of application. The ADBR Rider is not available with the EBB Rider in the State of New Jersey. If you select this rider and you die prior to the Annuity Commencement Date, we will pay an amount as proceeds to the designated Beneficiary, as of the date we receive proof of death and all requirements necessary to make the payment at VPSC. For policies owned by a grantor trust, all of whose grantors are individuals, benefits will be paid upon the death of any grantor. The amount will be the greatest of:

(a)	the Accumulation Value less any outstanding loan balance; or

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(b)	the Adjusted Death Benefit Premium Payments; or

(c)	the “Reset Value”, as defined in the next paragraph, plus any additional premium payments made since the most recent “Reset Anniversary,” less proportional withdrawals (“ADBR Proportional Withdrawals”) made since the most recent Reset Anniversary; or

(d)	any death benefit available under any other rider attached to the Policy.

We automatically calculate the Reset Value, with respect to any policy, every year from the Policy Date (“Reset Anniversary”) until you reach age 80 (or the Annuitant if the Owner is not a natural person). For policies owned by a grantor trust, the Reset Value will be recalculated until any grantor reaches age 80. On the First Policy Anniversary, the Reset Value is defined as the greater of (a) the Accumulation Value; and (b) the Adjusted Death Benefit Premium Payments. The Reset Value on the second and each subsequent Reset Anniversary is defined as the greater of (a) the Accumulation Value on the current Reset Anniversary; and (b) the Reset Value on the prior Reset Anniversary, plus any premium payments and Breakpoint Credits applied since the prior Reset Anniversary, less any ADBR Proportional Withdrawals since the prior Reset Anniversary.

If you selected the ADBR Rider after May 1, 2011, the rider benefit will no longer reset after the Owner’s death or for grantor trust owned policies, the death of any grantor. The only exception is if the policy remains inforce under the spousal option provision of the Policy, if available. If the Owner is not a natural person, or a grantor trust, the rider benefit will no longer reset after the death of the Annuitant. In addition, in jurisdictions where approved, if an ownership change or assignment of the policy is made, other than as explicitly described in the rider, the rider will terminate and no Reset Value will be payable. If the rider is terminated, the death benefit payable will be the benefit provided in the Death Before Annuity Commencement section of this Prospectus.

An ADBR Proportional Withdrawal is an amount equal to the amount withdrawn from the policy, after the first Policy anniversary, (including applicable surrender charges), divided by the policy’s Accumulation Value immediately preceding the withdrawal, multiplied by the Reset Value immediately preceding the withdrawal.

We have set forth below an example of how the ADBR Rider works for an owner who is age 63. The current annual rider charge is 0.30% of the Reset Value as of the last Policy Anniversary, deducted quarterly. In this example, we have assumed the following:

(1)	you purchase this policy with a $200,000 initial premium payment (no additional premium payments are made)

(2)	the Accumulation Value as of the first Policy Anniversary is $250,000 (this is the Reset Value)

(3)	the current Accumulation Value is $240,000

(4)	you make a partial withdrawal of $15,000 in the Policy Year 2 (no surrender charges are applicable)

(5)	you die at the beginning of the second policy quarter of Policy Year 2 after the withdrawal

(6)	the Accumulation Value on the date we receive the necessary requirements to pay the death benefit is $225,000 ($240,000 – $15,000)

(7)	the charge for the ADBR Rider is assessed: 0.30% annually (0.075% per quarter)

(8)	the Death Benefit is the greatest of:

a)	the Accumulation Value $225,000

b)	the Adjusted Death Benefit Premium Payments = $187,500

c)	the “Reset Value,” which is the greatest of:

1.	the Accumulation Value $225,000

2.	the prior Reset Value as of the last Reset Anniversary, plus any premium payments and any Breakpoint Credits applied since the prior Reset Anniversary, less ADBR Proportional Withdrawals since the prior Reset Anniversary. = $234,375

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In this example, your Beneficiary would receive $234,375.00.

The ADBR Rider ends upon the earlier of the following:

1)	the Annuity Commencement Date,

2)	the date you surrender the policy, or

3)	the date we terminate the policy.

Notwithstanding the foregoing, the Rider will not end and all of the Rider’s provisions and quarterly charges will continue to be deducted as if the new owner had purchased the policy on the original Policy Date if your spouse, as the sole primary Beneficiary, elects to continue the policy upon your death.

You cannot cancel this Rider without surrendering your policy.

(k) Investment Protection Plan Rider/Annual Death Benefit Reset Rider Package (optional)

If you selected the Investment Protection Plan Rider/Annual Death Benefit Reset Rider combination package (“IPP + ADBR”) when you applied for your policy, you will receive both the ADBR and IPP Riders at a reduced cost. Please note that if the IPP Rider is cancelled, the charge for the ADBR Rider will revert to the charge that is assessed for that rider, if purchased separately. Please note also that if you reset the guaranteed amount of the IPP Rider, the IPP Rider charges will increase. See “CHARGES AND DEDUCTIONS — Investment Protection Plan Rider/Annual Death Benefit Reset Rider Package Charge” for more details.

(l) Investment Protection Plan II Rider/Annual Death Benefit Reset Rider Package (optional)

If you selected the Investment Protection Plan II Rider/Annual Death Benefit Reset Rider combination package (“IPP II + ADBR”) when you applied for your policy, you will receive both the ADBR and IPP II Riders at a reduced cost. Please note that if IPP II is cancelled, the charge for the ADBR Rider will revert to the charge that is assessed for that rider, if purchased separately. Please note also that if you reset the guaranteed amount of the IPP II Rider, the IPP II Rider charges will increase. See “CHARGES AND DEDUCTIONS — Investment Protection Plan II Rider/Annual Death Benefit Reset Rider Package Charge (optional)” for more details.

(m) Guaranteed Investment Protection Rider or Guaranteed Investment Protection Rider 2.0/Annual Death Benefit Reset Rider Package (optional)

If you selected the Guaranteed Investment Protection Rider/Annual Death Benefit Reset Rider (“GIPR + ADBR”) or the Guaranteed Investment Protection Rider 2.0/Annual Death Benefit Reset Rider combination package (“GIPR 2.0 + ADBR”) when you applied for your policy, you will receive both the ADBR and GIPR or GIPR 2.0 Riders at a reduced cost. Please note that if GIPR or GIPR 2.0 is cancelled, the charge for the ADBR Rider will revert to the charge that is assessed for that rider, if purchased separately. Please note also that if you reset the guaranteed amount of your GIPR or GIPR 2.0 Rider, the rider charge will increase. See “CHARGES AND DEDUCTIONS — Guaranteed Investment Protection Rider/Annual Death Benefit Reset Rider Package Charge (optional)” for more details.

(n) Breakpoint Credit Rider (available only for policies purchased before July 1, 2013)

Under the Breakpoint Credit Rider, we will apply a Breakpoint Credit to that portion of the total amount of all premium payments that exceed $1,000,000, subject to the Breakpoint Credit Rate schedule that is in effect at the time such premium payment is made. The Breakpoint Credit is calculated as a percentage of that portion of an Eligible Premium Payment made to the policy. An Eligible Premium Payment is that portion of the total amount of all premium payments made to the policy in excess of $1,000,000. There is no additional charge for this rider.

The Breakpoint Credit applicable to a premium payment varies, depending on the total amount of the premium payment(s) received under the policy. The Breakpoint Credit is determined by multiplying each portion of an Eligible Premium Payment amount by the applicable Breakpoint Credit Rate, in accordance with the Breakpoint Credit Rate Schedule attached below. If more than one Breakpoint Credit Rate applies for an Eligible Premium Payment, the Breakpoint Credit is equal to the sum of the Breakpoint Credit amounts determined for each applicable Breakpoint Credit Rate.

As of the date of this Prospectus, the Breakpoint Credit Rates and Eligible Premium Payment(s) to which they apply are as follows:

Breakpoint Credit Rate Schedule

Eligible Premium Payment(s)		Breakpoint Credit Rate
That exceed(s)	Up to and including
$ 1,000,000*	$2,500,000	1.00%
$ 2,500,000	$5,000,000	1.50%
$ 5,000,000	$10,000,000	2.00%
$ 10,000,000	unlimited	2.50%

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*	Premium Payments in excess of $1,000,000 are subject to prior approval by NYLIAC.

The Breakpoint Credit is applied to the Policy’s Accumulation Value concurrent with an Eligible Premium Payment. Breakpoint Credits and interest credited thereon are allocated to the same Allocation Options and/or the DCA Advantage Account based on the same percentages used to allocate your premium payments. Breakpoint Credits that are allocated to the Fixed Account (if applicable) and/or the DCA Advantage Account and interest earned thereon are held in NYLIAC’s General Account and invested by NYLIAC in accordance with applicable law.

Breakpoint Credits are allocated to the same Allocation Options based on the same percentages used to allocate your premium payments. We do not consider Breakpoint Credits to be premium payments for purposes of any discussion in this Prospectus. Breakpoint Credits are also not considered to be your investment in the policy for tax purposes.

The Breakpoint Credit is funded by the reduction in sales and administrative costs that accrue from the sale of very large policies. As such, no additional fees or charges are passed along to policyowners in association with this credit.

Policyowner Inquiries

Your inquiries and written requests for service must be addressed to NYLIAC as indicated in the response to Questions 15, 16 and 17 of this Prospectus. Faxed and e-mailed requests are not currently acceptable, however, we reserve the right to accept them at our discretion. All phone calls for service requests are recorded. We will confirm all transactions in writing. If you feel that a transaction has been processed incorrectly, it is your responsibility to contact us in writing and provide us with all relevant details. To correct an error, we must receive your request for correction within fifteen (15) days of the date of the confirmation with the transaction in question. You must provide us with the nature of the error, the date of the error and any other relevant details.

Records and Reports

NYLIAC will mail to you at your last known address of record, at least semi-annually after the first Policy Year, reports containing information required under the federal securities laws or by any other applicable law or regulation. Generally, NYLIAC will immediately mail to you confirmation of any transactions involving the Separate Account. When we receive premium payments on your behalf involving the Separate Account initiated through pre-authorized monthly deductions from banks (“Check-o-Matic”), payments forwarded by your employer (“list billing”), or through other payments made by pre-authorized deductions to which we agree, a summary of these policy transactions will only appear on your quarterly statement and you will not receive a confirmation statement after each such transaction. It is important that you review your confirmation and quarterly statements immediately to ensure that there are no errors. In order to correct an error, you must call it to our attention within fifteen (15) days of the date of the statement. It is important that you inform NYLIAC of an address change so that you can receive these policy statements (see Question 16 of this Prospectus). In the event your statement is returned from the US Postal Service as undeliverable, we reserve the right to suspend mailing future correspondence and also suspend current transaction processing until an accurate address is obtained. In addition, no new service requests can be processed until a valid current address is provided.

CHARGES AND DEDUCTIONS

Surrender Charges

Since no deduction for a sales charge is made from premium payments, we impose a surrender charge on certain partial withdrawals and surrenders of the policies. The surrender charge covers certain expenses relating to the sale of the policies, including commissions to registered representatives and other promotional expenses. We measure the surrender charge as a percentage of the amount withdrawn or surrendered. The surrender charge may apply to amounts applied under certain Income Payment options.

If you surrender your policy, we deduct the surrender charge from the amount paid to you. However, you can withdraw any investment gains under your policy without a surrender charge (see “Exceptions to Surrender Charges”, below). In the case of a partial withdrawal, you can direct NYLIAC to take surrender charges either from the remaining

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value of the Allocation Options and/or the DCA Advantage Account from which the partial withdrawals are made, or from the amount paid to you. If the remaining value in an Allocation Option and/or the DCA Advantage Account is less than the necessary surrender charge, we will not process the withdrawal.

The maximum surrender charge will be 8% of the amount withdrawn. The percentage of the surrender charge varies, depending upon the length of time a premium payment is in your policy before it is withdrawn. For purposes of calculating the applicable surrender charge, we deem premium payments to be withdrawn on a first-in, first-out basis. Unless required otherwise by state law, the surrender charge for amounts withdrawn or surrendered during the first Payment Year(s) following the premium payment to which such withdrawal or surrender is 8% of the amount withdrawn or surrendered. This charge then declines by 1% per year for each additional Payment Year, until the seventh Payment Year, after which no charge is made, as shown in the following chart:

Amount of Surrender Charge

Payment Year	Surrender Charge
1	8%
2	7%
3	6%
4	5%
5	4%
6	3%
7	2%
8+	0%

In no event will the aggregate surrender charge applied under the policy exceed nine percent (9.0%) of the total premium payments.

Exceptions to Surrender Charges

We will not assess a surrender charge:

(a)	for policies issued to policyowners age 75 and under, on amounts you withdraw in any Policy Year that are less than or equal to the greater of (i) 10% of the Accumulation Value as of the last Policy Anniversary (10% of the premium payment if the withdrawal is made in the first Policy Year) less any prior surrender charge free withdrawals during the Policy Year; (ii) 10% of the Accumulation Value at the time of withdrawal, less any prior surrender charge free withdrawals during the Policy Year; or (iii) the Accumulation Value less accumulated premium payments.

(b)	for policies issued to policyowners ages 76 to 80, on amounts you withdraw in any Policy Year that are less than or equal to the greater of (i) 50% of the Accumulation Value as of the last Policy Anniversary (50% of the premium payment if the withdrawal is made the first Policy Year); (ii) the Accumulation Value less the accumulated premium payments; or (iii) 50% of the Accumulation Value at the time of the withdrawal, less any prior Surrender Charge free withdrawals during the Policy Year.

(c)	if NYLIAC cancels the policy;

(d)	when we pay proceeds upon the death of the policyowner;

(e)	when you select a Life Income Payment option in any Policy Year after the first Policy Anniversary;

(f)	when a required minimum distribution calculated based on the value of this policy is made under a Qualified Policy (this amount will, however, count against the first exception);

(g)	on withdrawals you make under the Living Needs Benefit/Unemployment Rider;

(h)	on monthly or quarterly periodic partial withdrawals made pursuant to Section 72(t)(2)(A)(iv) of the Code; and

(i)	when the aggregate surrender charges under a policy exceed 9.0% of the total premium payments.

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Other Charges

(a) Mortality and Expense Risk and Administrative Costs Charge

Prior to the Annuity Commencement Date, we deduct a charge from the assets of the Separate Account to compensate us for certain mortality and expense risks and administrative costs (M&E Charge) we assume under the policies and for providing policy administration services. You may choose to have the M&E Charge assessed based on either the Accumulation Value of the policy or the Adjusted Premium Payments. The M&E Charge is 1.35% (annualized) of the daily average Variable Accumulation Value for Accumulation Value based policies. For premium based policies, the M&E Charge is 1.55% (annualized) of the Adjusted Premium Payments and will be deducted from the Investment Divisions through a reduction in Accumulation Units each policy quarter (excluding premiums allocated to the Fixed Account that are not transferred to the Investment Divisions). Please note, in some jurisdictions, the M&E Charge for policies based on Adjusted Premium Payments cannot be deducted from the DCA Advantage Account. For Accumulation Value based M&E Charge policies, the M&E Charge may vary based on the Accumulation Value of the policy when the M&E Charge is assessed. In most jurisdictions, for Premium based M&E Charge policies, the M&E Charge is assessed based on the Adjusted Premium Payments and will not vary with fluctuations in the policy’s Accumulation Value. We guarantee that this charge will not increase. If the charge is insufficient to cover actual costs and assumed risks, the loss will fall on NYLIAC. We expect to profit from this charge. We may use these proceeds for any corporate purpose, including expenses relating to the sale of the policies, to the extent that surrender charges do not adequately cover sales expenses.

The amount of Premium based M&E Charges assessed to your policy will be unaffected by fluctuations in market performance. In a rising market, the Premium based M&E Charge structure will benefit the policyowner because the Premium based M&E Charge, when measured as a percentage of separate account assets, will be reduced. In a flat or declining market, the Premium based M&E Charge structure will result in an increase in the charge when measured against separate account assets. The amount of Accumulation Value based M&E Charges assessed to your policy will be affected by fluctuations in market performance. However, the Accumulation Value based M&E Charge structure may be more advantageous in a flat or declining market.

The mortality risk assumed is the risk that Annuitants as a group will live for a longer time than our actuarial tables predict. As a result, we would be paying more Income Payments than we planned. We also assume a risk that the mortality assumptions reflected in our guaranteed annuity payment tables, shown in each policy, will differ from actual mortality experience. Lastly, we assume a mortality risk that, at the time of death, the guaranteed minimum death benefit will exceed the policy’s Accumulation Value. The expense risk assumed is the risk that the cost of issuing and administering the policies will exceed the amount we charge for these services. We expect to make a profit from this charge, which we may use for any purpose.

(b) Policy Service Charge

We deduct an annual policy service charge of $30 each Policy Year on the Policy Anniversary and upon surrender of the policy if on the Policy Anniversary and date of surrender the Accumulation Value is less than $100,000. We deduct the annual policy service charge from each Allocation Option and the DCA Advantage Account, if applicable, in proportion to its percentage of the Accumulation Value on the Policy Anniversary or date of surrender. This charge is designed to cover the costs for providing services under the policy such as collecting, processing and confirming premium payments and establishing and maintaining the available methods of payment.

(c) Investment Protection Plan Rider Charge

The Investment Protection Plan Rider is available as an option under the policy. If you select the Investment Protection Plan, we will deduct a charge on the first Business Day of the next policy quarter following each policy quarter that the rider is in effect based on the amount that is guaranteed. We will deduct this charge beginning with the first policy quarter after the effective date of the rider. (See “RIDERS—INVESTMENT PROTECTION PLAN RIDER.”) In most jurisdictions, we will deduct the charge from each Allocation Option and the DCA Advantage Account in proportion to its percentage of the Accumulation Value on the first Business Day of the applicable policy quarter.

If you selected the IPP Rider before February 15, 2010, the maximum annual charge is 1.00% of the amount that is guaranteed. The maximum annual charge for policyowners who select this feature on or after February 15, 2010 is 1.25% of the amount that is guaranteed. We may set a lower charge at our sole discretion.

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For IPP Riders applied for and Rider Resets on and after May 1, 2016, the current charge is 0.85% of the amount that is guaranteed, applied on a quarterly basis (0.2125% per quarter).

For IPP Riders applied for and Rider Resets before May 1, 2016, the current charge is 0.65% of the amount that is guaranteed, applied on a quarterly basis (0.1625% per quarter). You should check with your registered representative to determine the percentage we are currently charging before you select this feature.

If you reset the amount that is guaranteed, a new charge for the rider may apply. This charge may be more or less than the charge currently in effect on your policy, but will never exceed the stated maximum. The charge in effect on the effective date of the rider or on the effective date of any reset will not change after the date the rider (or any reset) becomes effective, unless you again reset the rider’s guaranteed amount. We will continue to deduct the current charge until the first policy quarter following the effective date of the reset.

(d) Investment Protection Plan II Rider Charge

IPP II was available as an option under the policy at the time of application. If you selected IPP II, we deduct a charge each policy quarter based on the amount that is guaranteed. We deduct this charge beginning with the first policy quarter after the effective date of the rider. (See “RIDERS—Investment Protection Plan II Rider (optional).”) In most jurisdictions, we deduct the charge from each Allocation Option and the DCA Advantage Account in proportion to its percentage of the Accumulation Value on the first Business Day of the applicable policy quarter.

The maximum annual charge is 1.50% of the amount that is guaranteed. We may set a lower charge at our sole discretion.

For IPP II Rider Resets on and after May 1, 2016, the current charge is 0.85% of the amount that is guaranteed, applied on a quarterly basis (0.2125% per quarter). For all other IPP II Riders, the current charge is 0.65% of the amount that is guaranteed, applied on a quarterly basis (0.1625% per quarter).

If you reset the amount that is guaranteed, a new charge for IPP II may apply. This charge may be more or less than the charge currently in effect on your policy, but will never exceed the stated maximum. The charge in effect on the effective date of the rider or on the effective date of any reset will not change after the date the rider (or any reset) becomes effective, unless you again reset the rider’s guaranteed amount. We will continue to deduct the current charge until the first policy quarter following the effective date of the reset.

(e) Guaranteed Investment Protection Rider Charge

GIPR was available as an option under the policy at the time of application. If you selected GIPR, we deduct a charge each policy quarter based on the amount that is guaranteed. We deduct this charge beginning with the first policy quarter after the effective date of the rider. (See “RIDERS—Guaranteed Investment Protection Rider (optional).”) In most jurisdictions, we deduct the charge from the Investment Divisions and DCA Advantage Account on a pro-rata basis on the first Business Day of the applicable policy quarter.

The maximum annual charge is 1.50% of the amount that is guaranteed. We may set a lower charge at our sole discretion.

For GIPR Rider Resets on and after May 1, 2016, the current charge is 0.85% of the amount that is guaranteed, applied on a quarterly basis (0.2125% per quarter). For all other GIPR Riders, the current charge is 0.65% of the amount that is guaranteed, applied on a quarterly basis (0.1625% per quarter).

If you reset the amount that is guaranteed, a new charge for GIPR may apply. This charge may be more or less than the charge currently in effect on your policy, but will never exceed the stated maximum. The charge in effect on the effective date of the rider or on the effective date of any reset will not change after the date the rider (or any reset) becomes effective, unless you again reset the rider’s guaranteed amount. We will continue to deduct the current charge until the first policy quarter following the effective date of the reset.

(f) Guaranteed Investment Protection Rider 2.0 Charge

GIPR 2.0 was available as an option under the policy at time of application. If you selected GIPR 2.0, we deduct a charge each policy quarter based on the amount that is guaranteed. We deduct this charge beginning with the first policy quarter after the effective date of the rider. (See “RIDERS—Guaranteed Investment Protection Rider 2.0 (optional).”) In most jurisdictions, we deduct the charge from the Investment Divisions DCA Advantage Account on a pro-rata basis on the first Business Day of the applicable policy quarter.

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The maximum annual charge ranges from 1.50% to 2.00% of the amount that is guaranteed, depending on the term you choose. We may set a lower charge at our sole discretion.

For GIPR 2.0 Rider Resets on and after May 1, 2016, the current charge for GIPR 2.0 ranges from 0.50% to 1.30% of the amount that is guaranteed, applied on a quarterly basis (0.125% to 0.325% per quarter), depending on the term you choose. For all other GIPR 2.0 Riders, the current charge ranges from 0.30% to 1.10% of the amount that is guaranteed, applied on a quarterly basis (0.075% to 0.275% per quarter), depending on the term you choose.

If you reset the amount that is guaranteed, a new charge for GIPR 2.0 may apply. This charge may be more or less than the charge currently in effect on your policy, but will never exceed the stated guaranteed maximum. The charge in effect on the effective date of the rider or on the effective date of any reset will not change after the date the rider (or any reset) becomes effective, unless you again reset the rider’s guaranteed amount. We will continue to deduct the current charge until the first policy quarter following the effective date of the reset.

(g) Rider Risk Charge Adjustment

If you cancel the Investment Protection Plan Rider, the Investment Protection Plan II Rider, the Guaranteed Investment Protection Rider or the Guaranteed Investment Protection Rider 2.0, we will deduct a one-time Rider Risk Charge Adjustment from your Accumulation Value in certain Investment Divisions or the DCA Advantage Account. The cancellation will be effective on the date that VPSC (at one of the addresses listed in Question 15 of this Prospectus) receives your cancellation request. (See “RIDERS—Investment Protection Plan Rider (optional)”, “Investment Protection Plan II Rider (optional)”, “Guaranteed Investment Protection Rider (optional)” or “Guaranteed Investment Protection Rider 2.0 (optional)” as applicable). In most jurisdictions, we will deduct the Rider Risk Charge Adjustment from an Investment Division or the DCA Advantage Account in proportion to its percentage of the Accumulation Value on that day. We will not deduct this charge if you surrender your policy. However, surrender charges may apply.

We will not change the adjustment for a particular policy once it is set on the date the rider takes effect. The maximum Rider Risk Charge Adjustment is 2.00% of the amount that is guaranteed, except in the case of the GIPR 2.0 Rider with a 20-year term, which has a 1.00% maximum. We may set a lower charge at our sole discretion. You should check with your registered representative to determine the percentage we are currently charging before you select this feature.

If you reset the amount that is guaranteed, a new Rider Risk Charge Adjustment may apply. This charge may be more or less than the charge currently in effect on your policy, but will never exceed the stated maximum. The adjustment charge in effect on the effective date of the rider or on the effective date of any reset will not increase after the rider is issued.

(h) Fund Charges

The value of the assets of the Separate Account will indirectly reflect the Funds’ total fees and expenses. The Funds’ total fees and expenses are not part of the policy. They may vary in amount from year to year. These fees and expenses are described in detail in the relevant Fund’s prospectus and/or SAI.

Certain Eligible Portfolios may also impose liquidity or redemption fees on withdrawals (including transfers) pursuant to SEC rules, including Rules 2a-7 or 22c-2 under the Investment Company Act of 1940. In such cases, we would administer the Fund fees and deduct them from you Accumulation Value or transaction proceeds.

(i) Transfer Fees

There is no charge for the first 12 transfers in any one Policy Year. NYLIAC reserves the right to charge up to $30 for each transfer in excess of 12, subject to any applicable state insurance law requirements. Transfers made under Dollar Cost Averaging, Interest Sweep, the DCA Advantage Account and Automatic Asset Reallocation do not count toward this transfer limit.

(j) Enhanced Beneficiary Benefit Rider Charge

If you elect the EBB Rider (in jurisdictions where available), we will deduct a charge each policy quarter that the rider is in effect based on the Accumulation Value. We will deduct this charge beginning with the first policy quarter after the Policy Date. In most jurisdictions, this charge will be deducted quarterly from each Allocation Option and the DCA Advantage Account, if applicable, in proportion to its percentage of the Accumulation Value.

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The maximum annual charge is 1.00% of the policy’s Accumulation Value, applied on a quarterly basis. We may set a lower charge at our sole discretion. The current charge for the EBB Rider is 0.30% of the policy’s Accumulation Value, applied on a quarterly basis (0.075% per quarter). You should check with your registered representative to determine the percentage we are currently charging before you elect this rider. This charge will not change once your policy is issued.

(k) Annual Death Benefit Reset (ADBR) Rider Charge

If you select the ADBR Rider, we will deduct a charge each policy quarter that the Rider is in effect based on the amount that is guaranteed as of the last Reset Anniversary. In most jurisdictions, this charge will be deducted from each Investment Division, the DCA Advantage Account and the Fixed Account, in proportion to its percentage of the Accumulation Value of the applicable quarter and will not reduce your Adjusted Premium Payments. However, for policies issued in New York, this charge will be deducted only from the Variable Accumulation Value. This charge will continue to be deducted while the policy remains in-force.

The charge for the ADBR Rider is based upon your age when the policy is issued, which will not change. The maximum annual charge is 1.00% of the most recent reset amount, or the initial premium payment in the first Policy Year. You should check with your registered representative to determine the percentage we are currently charging. As of the date of this Prospectus, the charges are as follows:

Age of Oldest Owner at Issue	Annual Charge
65 or younger	0.30% (.0750% per quarter)
66 to 75 inclusive	0.35% (.0875% per quarter)

(l) Investment Protection Plan Rider/Annual Death Benefit Reset Rider Package Charge

If you selected the Investment Protection Plan Rider/Annual Death Benefit Reset Rider combination package (“IPP + ADBR”), we deduct reduced ADBR and IPP rider charges each policy quarter that the IPP + ADBR package is in effect. The maximum annual charge for the combination of the ADBR and IPP rider charges is 2.00%. With the IPP + ADBR package, the current ADBR Rider charge is 0.25% of the amount that is reset on the last policy anniversary, applied on a quarterly basis. With the IPP + ADBR package, the current IPP Rider charge is 0.60% of the amount that is guaranteed under the IPP Rider, applied on a quarterly basis, unless you reset the guaranteed amount of your IPP Rider on and after May 1, 2016. For IPP Resets on and after May 1, 2016, the IPP Rider charge for the IPP + ADBR package is 0.80%. Please note that if the IPP Rider is cancelled, the charge for the ADBR Rider will revert to the charge that is assessed for that rider, if purchased separately.

(m) Investment Protection Plan II Rider/Annual Death Benefit Reset Rider Package Charge

If you selected the Investment Protection Plan II Rider/Annual Death Benefit Reset Rider combination package (“IPP II + ADBR”), we deduct reduced ADBR and IPP II rider charges each policy quarter that the IPP II + ADBR package is in effect. The maximum annual charge for the combination of the ADBR and IPP II Rider charges is 2.00%. With the IPP II + ADBR package, the current ADBR Rider charge is 0.25% of the most recent reset amount, applied on a quarterly basis. With the IPP II + ADBR package, the current IPP II Rider charge is 0.60% of the amount that is guaranteed under the IPP II, applied on a quarterly basis, unless you reset the guaranteed amount of your IPP II Rider on and after May 1, 2016. For IPP II Resets on and after May 1, 2016, the IPP II Rider charge for the IPP II + ADBR package is 0.80%. Please note that if IPP II is cancelled, the charge for the ADBR Rider will revert to the charge that is assessed for that rider, if purchased separately.

(n) Guaranteed Investment Protection Rider/Annual Death Benefit Reset Rider Package Charge

If you selected the Guaranteed Investment Protection Rider/Annual Death Benefit Reset Rider combination package (“GIPR + ADBR”) (in jurisdictions where available), we deduct reduced ADBR and GIPR rider charges each policy quarter that the GIPR + ADBR package is in effect. The maximum annual charge for the combination of the ADBR and GIPR rider charges is 2.00%. With the GIPR + ADBR package, the current ADBR Rider charge is 0.25% of the most recent reset amount, applied on a quarterly basis. With the GIPR + ADBR package, the current GIPR Rider charge is 0.60% of the amount that is guaranteed under the GIPR, applied on a quarterly basis, unless you reset the guaranteed amount of your GIPR Rider on and after May 1, 2016. For GIPR Rider Resets on and after May 1, 2016, the GIPR charge is 0.80% of the amount that is guaranteed. Please note that if GIPR is cancelled, the charge for the ADBR Rider will revert to the charge that is assessed for that rider, if purchased separately.

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(o) Guaranteed Investment Protection Rider 2.0/Annual Death Benefit Reset Rider Package Charge

If you selected the Guaranteed Investment Protection Rider 2.0/Annual Death Benefit Reset Rider combination package (“GIPR 2.0 + ADBR”) (in jurisdictions where available), we deduct reduced ADBR and GIPR 2.0 rider charges each policy quarter that the GIPR 2.0 + ADBR package is in effect. The maximum annual charge for the combination of the ADBR and GIPR 2.0 rider charges ranges from 2.00% to 2.50%, depending on the GIPR 2.0 term you choose. With the GIPR 2.0 + ADBR package, the current ADBR rider charge is 0.25% of the most recent reset amount, applied on a quarterly basis. With the GIPR 2.0 + ADBR package, the current GIPR 2.0 rider charge ranges from 0.25% to 1.05% of the amount that is guaranteed under the GIPR 2.0, applied on a quarterly basis, depending on the GIPR 2.0 term you choose, unless you reset the guaranteed amount of your GIPR 2.0 Rider on and after May 1, 2016. For GIPR 2.0 Rider Resets on and after May 1, 2016, the GIPR 2.0 charge ranges from 0.45% to 1.25% of the amount that is guaranteed. Please note that if GIPR 2.0 is cancelled, the charge for the ADBR Rider will revert to the charge that is assessed for that rider, if purchased separately.

Group and Sponsored Arrangements

For certain group or sponsored arrangements, we may reduce the surrender charge and the policy service charge or change the minimum initial and additional premium payment requirements. Group arrangements include those in which a trustee or an employer, for example, purchases policies covering a group of individuals on a group basis. Sponsored arrangements include those in which an employer allows us to sell policies to its employees or retirees on an individual basis.

Our costs for sales, administration, and mortality generally vary with the size and stability of the group among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, including our requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy policies or that have been in existence less than six months will not qualify for reduced charges.

We will make any reductions according to our rules in effect when an application or enrollment form for a policy is approved. We may change these rules from time to time. Any variation in the surrender charge or policy service charge will reflect differences in costs or services and will not be unfairly discriminatory.

Taxes

NYLIAC may, where premium taxes are imposed by state law, deduct such taxes from your policy either: (i) when a surrender or cancellation occurs, or (ii) at the Annuity Commencement Date. Applicable premium tax rates depend upon such factors as your current state of residency, and the insurance laws and NYLIAC’s status in states where premium taxes are incurred. Current premium tax rates range from 0% to 3.5%. Applicable premium tax rates are subject to change by legislation, administrative interpretations or judicial acts.

We may in the future seek to amend the policies to deduct premium taxes when a premium payment is received.

Under present laws, NYLIAC will also incur state and local taxes (in addition to the premium taxes described above) in several states. NYLIAC may assess charges for such taxes.

NYLIAC does not expect to incur any federal income tax liability attributable to investment income or capital gains retained as part of the Separate Account reserves under the policies. (See “FEDERAL TAX MATTERS.”) Based upon these expectations, no charge is being made currently for corporate federal income taxes which may be attributable to the Separate Account. Such a charge may be made in future years for any federal income taxes NYLIAC incurs.

DISTRIBUTIONS UNDER THE POLICY

Surrenders and Withdrawals

You can make partial withdrawals, periodic partial withdrawals, hardship withdrawals or surrender the policy to receive part or all of the Accumulation Value at any time before the Annuity Commencement Date and while the Annuitant is living. To request a surrender or withdrawal, you can send a written request in Good Order to VPSC at one of the addresses listed on Question 15 of this Prospectus, or utilize any other method we make available. Faxed and e-mailed requests are not currently acceptable, however, we reserve the right to accept them at our discretion. If the request is in Good Order, the amount available for withdrawal is the Accumulation Value at the end of the Business Day that VPSC receives the written request, less any outstanding loan balance, surrender charges, taxes that we may deduct, and the

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annual policy service charge, if applicable. If you have not provided us with a written election not to withhold federal income taxes at the time you make a withdrawal or surrender request, NYLIAC must by law withhold such taxes from the taxable portion of any surrender or withdrawal. We will remit that amount to the federal government. In addition, some states have enacted legislation requiring withholding. You can also request a partial withdrawal online using “My Account” at www.newyorklife.com. Currently, online withdrawals cannot exceed $10,000. NYLIAC will pay all surrenders or withdrawals within seven days of receipt of all required information in Good Order (including documents necessary to comply with federal and state tax law), subject to postponement in certain circumstances. (See “DELAY OF PAYMENTS.”)

Since you assume the investment risk with respect to amounts allocated to the Separate Account and because certain surrenders or withdrawals are subject to a surrender charge and premium tax deduction, the total amount paid upon surrender of the policy (taking into account any prior withdrawals) may be more or less than the total premium payments made.

Surrenders and withdrawals may be taxable transactions, and the Code provides that a 10% penalty tax may be imposed on certain early surrenders or withdrawals (the penalty tax is increased to 25% in the case of a distribution from a SIMPLE IRA within the first two years of your participation in the SIMPLE IRA Plan.) (See “FEDERAL TAX MATTERS—TAXATION OF ANNUITIES IN GENERAL.”) In addition, taxable surrenders and withdrawals may be subject to an additional 3.8 percent tax on net investment income. (See “FEDERAL TAX MATTERS—3.8 Percent Tax on Certain Investment Income.”)

(a) Surrenders

We may deduct a surrender charge and any state premium tax, if applicable, any outstanding loan balance, and the annual policy service charge, if applicable, from the amount paid. We will pay the proceeds in a lump sum to you unless you elect a different Income Payment method. If your address or bank account information has been on file with us for less than 15 days, we may require additional verification of your identity, in Good Order, before we will process a request to send surrender proceeds electronically to that bank account or through the mail to that address. For requests to surrender amounts greater than $50,000, we may require a notarized confirmation of the owner(s) signature or medallion signature guarantee. (See “INCOME PAYMENTS.”) Surrenders may be taxable transactions and the 10% penalty tax provisions may be applicable. (See “FEDERAL TAX MATTERS—TAXATION OF ANNUITIES IN GENERAL.”)

(b) Partial Withdrawals

The minimum amount that can be withdrawn is $500, unless we agree otherwise. We will withdraw the amount from the Allocation Options in accordance with your request. However, if you do not specify how to allocate a partial withdrawal among the Allocation Options we will deduct the partial withdrawal on a pro-rata basis. Your requested partial withdrawal will be effective on the date we receive your request in Good Order at the VPSC or online, through “My Account” at www.newyorklife.com. However, if that day is not a Business Day or if your request is received after the close of the NYSE, then the requested partial withdrawal will be effective on the next Business Day. Generally, we will pay the partial withdrawal within seven days of that date. Partial withdrawals may be taxable transactions and the 10% penalty tax provisions may be applicable. (See “FEDERAL TAX MATTERS—TAXATION OF ANNUITIES IN GENERAL.”)

If the requested partial withdrawal is equal to the value in any of the Allocation Options from which the partial withdrawal is being made, we will pay the entire value of that Allocation Option and/or the DCA Advantage Account, less any surrender charge that may apply to you. If honoring a partial withdrawal request would result in an Accumulation Value of less than $2,000, we reserve the right to terminate your policy and pay you the Accumulation Value in a single sum, subject to any applicable state insurance law or regulation. We will notify you of our intention to exercise this right and give you 90 days to make a premium payment. If we terminate your policy, we will pay you the Accumulation Value of your policy in one lump sum.

Also note that partial withdrawal requests for amounts greater than $50,000 must be received in Good Order and we may require a notarized confirmation of the Owner(s) signature or a medallion signature guarantee. If your address or bank account information has been on file with us for less than 30 days, we will either require the request in writing or require additional verification of your identity, in a means acceptable to us, before we will process a request to send partial withdrawal proceeds electronically to that bank account or through the mail to that address. In addition, partial withdrawal requests made from policies that are less than 90 days old or that had an ownership change within 30 days of such partial withdrawal request must be made in writing and sent to VPSC at one of the addresses noted in Question 15 of this Prospectus. Faxed and e-mailed requests are not currently acceptable, however, we reserve the right to accept them at our discretion.

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(c) Periodic Partial Withdrawals

You may elect to receive regularly scheduled partial withdrawals from the policy. These periodic partial withdrawals may be paid on a monthly, quarterly, semi-annual, or annual basis. You will elect the frequency of the withdrawals and the day of the month for the withdrawals to be made (may not be the 29th, 30th or 31st of a month). We will make all withdrawals on the day of each calendar month you specify, or on the next Business Day (if the day you have specified is not a Business Day or does not exist in that month). To process Periodic Partial Withdrawals, you must send a written request in Good Order to VPSC at one of the addresses listed in Question 15 of this Prospectus. NYLIAC must receive a request in writing no later than five Business Days prior to the date the withdrawals are to begin. If your request for this option is received less than five Business Days prior to the date you request it to begin, the withdrawals will begin on the day of the month you specify in the month following the receipt of your request. Faxed and e-mailed requests are not currently acceptable, however, we reserve the right to accept them at our discretion. You must specify the Allocation Options from which the periodic partial withdrawals will be made. The minimum amount under this feature is $100, or such lower amount as we may permit. Periodic partial withdrawals may be taxable transactions and the 10% penalty tax provisions may be applicable. (See “FEDERAL TAX MATTERS—TAXATION OF ANNUITIES IN GENERAL.”) If you do not specify otherwise, we will withdraw money on a pro-rata basis from each Investment Division and/or the Fixed Account. You may not make periodic partial withdrawals from the DCA Advantage Account.

You can elect to receive “Interest Only” periodic partial withdrawals for the interest earned on monies allocated to the Fixed Account. This option is not available for policies issued in the State of New York. If this option is chosen, the $100 minimum for periodic partial withdrawals will be waived. However, you must have at least $5,000 in the Fixed Account at the time of each periodic partial withdrawal, unless we agree otherwise.

(d) Hardship Withdrawals

Under certain Qualified Policies, the Plan Administrator (as defined in Code Section 414(g)) may allow, in its sole discretion, certain withdrawals it determines to be “Hardship Withdrawals.” The surrender charge and 10% penalty tax, if applicable, and provisions applicable to partial withdrawals apply to Hardship Withdrawals.

Required Minimum Distribution Option

For IRAs, SIMPLE IRAs and SEP IRAs, the policyowner is generally not required to elect the required minimum distribution option until April 1st of the year following the calendar year he or she attains age 70 1/2. For TSAs, the policyowner is generally not required to elect the required minimum distribution option until April 1st of the year following the calendar year he or she attains age 70 1/2 or until April 1st of the year following the calendar year he or she retires, whichever occurs later. For Inherited IRAs, the policyowner is required to take the first required minimum distribution on or before December 31 of the calendar year following the year of the original owner’s death.

Our Right to Cancel

If we do not receive any premium payments for a period of two years, and the Accumulation Value of your policy would provide Income Payments of less than $20 per month on the Annuity Commencement Date, we reserve the right to terminate your policy subject to any applicable state insurance law or regulation. We will notify you of our intention to exercise this right and, provided that you are not older than the maximum age for making a premium payment as stated on the Policy Data Page, give you 90 days to make a premium payment. If we terminate your policy, we will pay you the Accumulation Value of your policy in one lump sum. For single premium policies, this section is modified as indicated in Appendix 1 of this Prospectus.

Annuity Commencement Date

The Annuity Commencement Date is the date specified on the Policy Data Page. The Annuity Commencement Date is the day that Income Payments are scheduled to commence (sometimes referred to as annuitization of the policy) unless the policy has been surrendered or an amount has been paid as proceeds to the designated Beneficiary prior to that date. The earliest possible annuity commencement date is the first Policy Anniversary. If we agree, you may change the Annuity Commencement Date to an earlier date. If we agree, you may also defer the Annuity Commencement Date to a later date, provided that we receive notice in a form acceptable to us (or as required under state law) of the request at least one month before the last selected Annuity Commencement Date. To request to change or defer the Annuity Commencement Date to a later date, subject to the constraints noted above, you must provide notice in a form acceptable to us (or as required under state law) in Good Order to VPSC at one of the addresses listed in Question 15 of this Prospectus.

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The Annuity Commencement Date and Income Payment method for Qualified Policies may also be controlled by endorsements, the plan, or applicable law.

Death Before Annuity Commencement

Unless amended by any rider attached to the policy, if the Owner dies prior to the Annuity Commencement Date, we will pay an amount as proceeds to the designated Beneficiary, as of the date VPSC receives proof of death and all other required information in Good Order at one of the addresses listed in Question 15 of this Prospectus. Generally, NYLIAC will not issue a policy to joint owners. However, if NYLIAC makes an exception and issues a jointly owned policy, ownership rights and privileges under the policy must be exercised jointly and benefits under the policy will be paid upon the death of any joint owner. (See “FEDERAL TAX MATTERS—TAXATION OF ANNUITIES IN GENERAL.”) For policies owned by a grantor trust, all of whose grantors are individuals, benefits will be paid upon the death of any grantor. The amount will be the greater of:

(a)	the Accumulation Value, less any outstanding loan balance; or

(b)	the Adjusted Death Benefit Premium Payments.

We will make payments in a lump sum to the Beneficiary unless you have elected or the Beneficiary elects otherwise in a signed written notice in Good Order. If such an election is properly made, we will apply all or part of these proceeds:

(i)	under the Life Income Payment option to provide an immediate annuity for the Beneficiary who will be the policyowner and Annuitant; or

(ii)	under another Income Payment option we may offer at the time.

Payments under the annuity or under any other method of payment we make available must be for the life of the Beneficiary, or for a number of years that is not more than the life expectancy of the Beneficiary at the time of the policyowner’s death (as determined for federal tax purposes), and must begin within one year after the policyowner’s death. (See “INCOME PAYMENTS.”)

If your spouse (as defined under Federal law) is the sole primary Beneficiary, we can pay the proceeds to the surviving spouse if you die before the Annuity Commencement Date or the policy can continue with the surviving spouse as (a) the new policyowner and, (b) the Annuitant, if you were the Annuitant. If the Annuitant is not the Owner and the Annuitant dies before the Annuity Commencement Date, the Owner will become the Annuitant and the policy will continue.

We will make any distribution or application of policy proceeds within 7 days after VPSC receives all documents (including documents necessary to comply with federal and state tax law) in connection with the event or election that causes the distribution to take place at one of the addresses listed in Question 15 of this Prospectus, subject to postponement in certain circumstances. (See “DELAY OF PAYMENTS.”)

Income Payments

(a) Election of Income Payment Options

On the Annuity Commencement Date, the Accumulation Value will be applied to provide a monthly Income Payment. We will make Income Payments under the Life Income – Guaranteed Period Payment option. However, on or before the Annuity Commencement Date, You can elect to receive Income Payments under such other option we may offer at that time where permitted by state laws. (See “ANNUITY PAYMENTS” in the Statement of Additional Information.) We will require that a lump sum payment be made if the Accumulation Value is an amount that would provide Income Payments of less than $20 a month on the Annuity Commencement Date. If the Life Income – Guaranteed Period Payment option is not chosen, you may change the Income Payment option or request any other method of payment we agree to at any time before the Annuity Commencement Date. To change the Income Payment option or to request another method of payment prior to the Annuity Commencement Date, you must send a written request in Good Order to VPSC at one of the addresses listed in Question 15 of this Prospectus. However, once payments begin, you may not change the option. If the Life Income Payment option is chosen, we may require proof of birth date before Income Payments begin. For Income Payment options involving life income, the actual age of the Annuitant(s) will affect the amount of each payment. Since payments based on older Annuitants are expected to be fewer in number, the amount of each annuity payment should be greater. We will make payments under the Life Income Payment option in the same specified amount and over the life of the Annuitant(s) with a guarantee of 10 years of payments, even if an Annuitant dies sooner. NYLIAC does not currently offer variable Income Payment options.

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Effective for amounts received in taxable years beginning after December 31, 2010, a policyholder may elect to apply a portion of the Accumulation Value toward one of the Income Payment options we may offer, while the remainder of the policy continues to accumulate income on a tax-deferred basis. This is called a partial annuitization. A partial annuitization will reduce the benefits provided under this policy. The Accumulation Value will be reduced by the amount placed under one of the Income Payment options we may offer. Under a partial annuitization, the policy’s Accumulation Value, any riders under the policy and any charges assessed will be treated the same as they would under any other withdrawal from the policy’s Accumulation Value, except that surrender charges will not be assessed. (See “FEDERAL TAX MATTERS.”)

Under Income Payment options involving life income, the Payee may not receive Income Payments equal to the total premium payments made under the policy if the Annuitant dies before the actuarially predicted date of death. We base Income Payment options involving life income on annuity tables that vary on the basis of gender, unless the policy was issued under an employer sponsored plan or in a state which requires unisex rates.

Taxable Income Payments may be subject to an additional 3.8 percent tax on net investment income. (See “FEDERAL TAX MATTERS—3.8 Percent Tax on Certain Investment Income.”)

(b) Proof of Survivorship

We may require satisfactory proof of survival from time to time, before we pay any Income Payments or other benefits. We will request the proof at least 30 days prior to the next scheduled payment date.

Delay of Payments

We will pay any amounts due from the Separate Account under the policy within seven (7) days of the date VPSC receives all documents (including documents necessary to comply with federal and state tax law) in connection with a payment request at one of the addresses listed in Question 15 of this Prospectus.

Situations where payment may be delayed:

1.	We may delay payment of any amounts due from the Separate Account under the policy and transfers among Investment Divisions during any period that:

(a)	The New York Stock Exchange (“NYSE”) is closed, for other than usual weekends or holidays; trading is restricted by the Securities and Exchange Commission (SEC); or the SEC declares that an emergency exists;

(b)	The SEC, by order, permits us to delay payment in order to protect our policyowners; or

(c)	The check used to pay the premium has not cleared through the banking system. This may take up to fifteen (15) days.

2.	We may delay payment of any amounts due from the Fixed Account and/or the DCA Advantage Account . When permitted by law, we may defer payment of any partial withdrawal or full surrender request for up to six months from the date of surrender from the Fixed Account and/or the DCA Advantage Account . We will pay interest of at least 3.0% per year on any partial withdrawal or full surrender request deferred for 30 days or more.

3.	Federal laws made to combat terrorism and prevent money laundering by criminals might, in certain circumstances, require us to reject a premium payment and/or “freeze” a policy. If these laws apply in a particular policy(ies), we would not be allowed to pay any request for transfers, partial withdrawals, surrenders or death benefits. If a policy or an account is frozen, the Accumulation Value would be moved to a special segregated interest-bearing account and held in that account until we receive instructions from the appropriate federal regulator.

Designation of Beneficiary

You may select one or more Beneficiaries and name them in the application. Thereafter, before the Annuity Commencement Date and while you are living, you may change the Beneficiary by written notice in Good Order sent to one of the addresses listed in Question 15 of this Prospectus, or you may change a Beneficiary using “My Account” at www.newyorklife.com. If before the Annuity Commencement Date, the Annuitant dies while you are still living, you will become the new Annuitant under the policy. If you are the Annuitant, the proceeds pass to your Beneficiary.

If no Beneficiary for any amount payable, or for a stated share, survives you, the right to this amount or this share will pass to your estate. Payment of the proceeds will be made in a single sum to your estate. If any Beneficiary dies at the same time as you, or within fifteen (15) days after your death, but before we receive proof of death and all claim information in Good Order, we will pay any amount payable as though the Beneficiary died first.

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Every state has unclaimed property laws, which generally declare an annuity policy to be abandoned after a period of inactivity of three to five years from the policy’s maturity date or the date the death benefit is due and payable. If, after a thorough search, we are unable to locate you after your policy’s Annuity Commencement Date, or if we are unable to locate your Beneficiary if you die before the Annuity Commencement Date, or you or the Beneficiary do not come forward to claim the policy proceeds or death benefit in a timely manner, the proceeds or death benefit may be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the annuitant last resided, as shown on our books and records, or to Delaware (our state of domicile). This escheatment is revocable, however, and the state is obligated to pay back the escheated amount if you or your beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your Beneficiary designation, including addresses, if and as they change. Please contact us at 1-800-598-2019, or send written notice to one of the addresses in Question 15 of the section of the Prospectus entitled, “Questions and Answers About New York Life Premier Variable Annuity.”

Restrictions Under Code Section 403(b)(11)

With respect to 403(b) TSAs, distributions attributable to salary reduction contributions made in years beginning after December 31, 1988 (including the earnings on these contributions), as well as to earnings in such years on salary reduction accumulations held as of the end of the last year beginning before January 1, 1989, may not begin before the employee attains age 59 1/2, has a severance from employment, dies or becomes disabled. The Code section 403(b) plan may also provide for distribution in the case of hardship. However, hardship distributions are limited to amounts contributed by salary reduction. The earnings on such amounts may not be withdrawn. Even though a distribution may be permitted under these rules (e.g., for hardship or due to a severance from employment), it may still be subject to a 10% additional income tax as a premature distribution.

Under the final Code section 403(b) regulations, which the Department of Treasury published on July 26, 2007, employer contributions made to Code section 403(b) TSA contracts will be subject to new withdrawal restrictions. Under the new rules, amounts attributable to employer contributions to a Code section 403(b) TSA contract that is issued after December 31, 2008 may not be distributed earlier than the earliest of severance from employment or upon the occurrence of a certain event, such as after a fixed number of years, the attainment of a stated age, or disability. These new withdrawal restrictions do not apply to Code section 403(b) TSA contracts issued before January 1, 2009.

Under the terms of your Code section 403(b) plan, you may have the option to invest in other funding vehicles, including Code section 403(b)(7) custodial accounts. You should consult your plan document to make this determination.

Loans

Loans are available only if you have purchased an Accumulation Value based M&E Charge policy in connection with a 403(b) plan and may not be available in all states for plans subject to the Employment Retirement Income Security Act of 1974 (ERISA). Loans are not available for policies issued in the State of New York. To request a TSA loan, you must send a written request in Good Order to VPSC. If your address or bank account information has been on file with us for less than 15 days, we may require additional verification of your identity, in a form acceptable to us, before we will process a request to send loan proceeds electronically to that bank account or through the mail to that address. Under your 403(b) policy, you may borrow against your policy’s Accumulation Value after the first Policy Year and prior to the Annuity Commencement Date. Unless we agree otherwise, only one loan may be outstanding at a time. There must be a minimum Accumulation Value of $5,000 in the policy at the time of the loan. The minimum loan amount is $500. The maximum loan that you may take is the lesser of: (a) 50% of the policy’s Accumulation Value on the date of the loan or (b) $50,000 minus your highest outstanding principal balance in the previous 12 months from your policy and any qualified employer plan (as defined under Sections 72(p)(4) and 72(p)(2)(D) of the Code). Please note that adverse tax consequences could result from your failure to comply with this limitation. NYLIAC, and its affiliates and agents do not provide legal or tax advice nor assume responsibility or liability for any legal or tax consequences of any TSA loan taken under a 403(b) policy or the compliance of such loan with the Code limitations set forth in this paragraph or for determining whether any plan or loan is subject to and/or complies with ERISA.

We withdraw a loan processing fee of $25 from the Accumulation Value on a pro rata basis, unless prohibited by applicable state law or regulation. If on the date of the loan you do not have a Fixed Accumulation Value equal to at least 125% of the loan amount, we will transfer sufficient Accumulation Value from the Investment Divisions and/or the DCA Advantage Account on a pro rata basis so that the Fixed Accumulation Value equals 125% of the loan amount. While a loan is outstanding, you may not make partial withdrawals or transfers which would reduce the Fixed Accumulation Value to an amount less than 125% of the outstanding loan balance.

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For all loans, of the assets being held in the Fixed Account to secure 125% of the loan amount, the interest rate credited to the amount representing the outstanding loan balance will be 2% less than the interest rate charged on the loan. The additional 25% being held in the Fixed Account to secure the loan will be credited with the current declared interest rate for both non-ERISA and ERISA subject plans. The credited interest rate will always be at least equal to the minimum guaranteed interest rate stated on the Policy Data Page.

For plans subject to ERISA, interest charged will be based on the Prime Rate, as reported in the Wall Street Journal on the first Business Day of a calendar year or the Moody’s Corporate Bond Yield Average as of two months before the date the rate is determined. The rate is determined on the first Business Day of the calendar year. We will assess interest in arrears as part of the periodic loan repayments.

You must repay the loan on a periodic basis not less frequent than quarterly and over a period no greater than five years from the date it is taken. If a loan repayment is in default, we will withdraw the amount in default from the Fixed Accumulation Value to the extent permitted by federal income tax rules. We will take such a repayment on a first-in, first-out (FIFO) basis from amounts allocated to the Fixed Account.

We permit loans to acquire a principal residence under the same terms described above, except that:

(a)	the minimum loan amount is $5,000; and

(b)	repayment of the loan amount may be extended to a maximum of twenty-five years.

We deduct any outstanding loan balance including any accrued interest from the Fixed Accumulation Value prior to payment of a surrender or the commencement of the annuity benefits. On death of the policyowner or Annuitant, we deduct any outstanding loan balance from the Fixed Accumulation Value as a partial withdrawal as of the date we receive the notice of death.

Loans are subject to the terms of the policy, your 403(b) plan and the Code, which may impose restrictions upon them. We reserve the right to suspend, modify, or terminate the availability of loans under this policy at any time. However, any action taken by us will not affect already outstanding loans. Also note that for Premium Based M&E Charge policies purchased in connection with TSA plans, you may not borrow any portion of your Accumulation Value.

THE FIXED ACCOUNT

The Fixed Account is held by assets in NYLIAC’s general account, which includes all of NYLIAC’s assets except those assets specifically allocated to NYLIAC’s separate accounts. NYLIAC has sole discretion to invest the assets of the Fixed Account subject to applicable law. The Fixed Account is not registered under the federal securities laws and is generally not subject to their provisions. Therefore, generally you do not have the benefits and protections of these statutes for amounts allocated to the Fixed Account. These disclosures regarding the Fixed Account may be subject to certain applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. The Fixed Account is not available for policies issued in the State of New York.

(a) Interest Crediting

NYLIAC guarantees that it will credit interest at an annual effective rate of at least the minimum guaranteed interest rate stated on the Policy Data Page of your policy, to amounts allocated or transferred to the Fixed Account under the policies. As of the date of this Prospectus, the guaranteed minimum interest rate is 1%. Please contact your registered representative for the current guaranteed minimum interest rate. We credit interest on a daily basis. NYLIAC may, at its sole discretion, credit a higher rate or rates of interest to amounts allocated or transferred to the Fixed Account.

Interest rates will be set on the anniversary of each premium payment or transfer. All premium payments, any Breakpoint Credits, and additional amounts (including transfers from other Investment Divisions) allocated to the Fixed Account, plus prior interest earned on such amounts, will receive their applicable interest rate for one-year periods from the anniversary on which the allocation or transfer was made. The Fixed Account Accumulation Value will never be less than the Fixed Account portion of the Nonforfeiture Value.

(b) Transfers to Investment Divisions or an Asset Allocation Model

Generally, you may transfer amounts from the Fixed Account (if applicable) to the Investment Divisions or an Asset Allocation Model up to 30 days prior to the Annuity Commencement Date, subject to the following conditions.

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1. The maximum amount you are allowed to transfer from the Fixed Account to the Investment Divisions or an Asset Allocation Model, including Interest Sweep transfers, during any Policy Year while the surrender charge period for the initial premium payment is in effect is 25% of the highest attained Fixed Account Accumulation Value as of the beginning of each Policy Year. When the surrender charge period is no longer in effect, the maximum amount that you are allowed to transfer from the Fixed Account to the Investment Divisions or an Asset Allocation Model may not exceed 50% of the highest attained Fixed Account Accumulation Value as of the beginning of each Policy Year, regardless of any new surrender charge periods applicable to additional premium payments. The highest attained Fixed Account Accumulation Value will decrease by the amount of any withdrawals made from the Fixed Account, and increase by the amount of any additional premium payments made to the Fixed Account. When the Fixed Account Accumulation Value is zero, all previous Fixed Account Accumulation values are disregarded, and the next Premium Payment to the Fixed Account will then be considered the highest attained Fixed Account Accumulation Value until a subsequent anniversary results in a higher balance.

2. The remaining value in the Fixed Account after a transfer from the Fixed Account to the Investment Divisions or an Asset Allocation Model must be at least $25. If, after a contemplated transfer, the remaining values in the Fixed Account would be less than $25, that amount must be included in the transfer, unless NYLIAC in its discretion permits otherwise. We determine amounts transferred from the Fixed Account on a first-in, first-out (FIFO) basis, for purposes of determining the rate at which we credit interest on amounts remaining in the Fixed Account.

3. No transfers are allowed into the Fixed Account for Premium based M&E Charge policies.

For Premium based M&E Charge policies, premium payments transferred from the Fixed Account to the Investment Divisions or an Asset Allocation Model are subject to a Mortality and Expense Risk and Administrative Costs Charge.

Except as part of an existing request relating to the traditional Dollar Cost Averaging, the DCA Advantage Account, if applicable, or the Interest Sweep option, you may not transfer money into the Fixed Account if you made a transfer out of the Fixed Account during the previous six-month period.

You must make transfer requests in writing in Good Order and sent to VPSC at one of the addresses listed in Question 15 of this Prospectus or by telephone in accordance with established procedures or through our online service at www.newyorklife.com. Faxed and e-mailed requests are not currently acceptable, however, we reserve the right to accept them at our discretion.

We will deduct partial withdrawals and apply any surrender charges to the Fixed Account on a FIFO basis (i.e., from any value in the Fixed Account attributable to premium payments or transfers from Investment Divisions or an Asset Allocation Model in the same order in which you allocated such payments or transfers to the Fixed Account during the life of the policy).

THE DCA ADVANTAGE ACCOUNT

Like the Fixed Account, the DCA Advantage Account is also held in NYLIAC’s general account. The DCA Advantage Account is not registered under the federal securities laws. The information contained in the first paragraph under “THE FIXED ACCOUNT” equally applies to the DCA Advantage Account.

NYLIAC will set interest rates in advance for each date on which we may receive a premium payment to the DCA Advantage Account. We will never declare less than the minimum guaranteed interest rate stated on the Policy Data Page of your policy. Premium payments into the DCA Advantage Account and Breakpoint Credits thereon will receive the applicable interest rate in effect on the Business Day we receive the premium payment. Interest rates for subsequent premium payments made into the DCA Advantage Account may be different from the rate applied to prior premium payments made into the DCA Advantage Account. The DCA Advantage Account Accumulation Value will never be less than the DCA Advantage Account portion of the Nonforfeiture Value.

The annual effective rate that we declare is credited only to amounts remaining in the DCA Advantage Account. We credit the interest on a daily basis. Because money is periodically transferred out of the DCA Advantage Account, amounts in the DCA Advantage Account will not achieve the declared annual effective rate. Please note that interest credited under the DCA Advantage Account will exceed the actual investment earnings of NYLIAC less appropriate risk and expense adjustments. Excess interest amounts credited to the DCA Advantage Account will be recovered by fees and charges associated with the Investment Divisions in later Policy Years. The interest credited in later Policy Years may be less than that for the first Policy Year.

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FEDERAL TAX MATTERS

Introduction

The following discussion is general and is not intended as tax advice. We issue both Qualified and Non-Qualified Policies. Both types of policies offer tax-deferred accumulation. A Non-Qualified Policy can provide for retirement income other than through a tax-qualified plan. Qualified Policies are designed for use by individuals in retirement plans which are intended to qualify as plans qualified for special income tax treatment under Sections 219, 403, 408 or 408A of the Code. The ultimate effect of federal income taxes on the Accumulation Value, on Income Payments and on the economic benefit to you, the Annuitant or the Beneficiary depends on the type of retirement plan for which the Qualified Policy is purchased, on the tax and employment status of the individual concerned and on NYLIAC’s tax status. The following discussion assumes that Qualified Policies are used in retirement plans that qualify for the special federal income tax treatment described above. This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under a policy. Any person concerned about these tax implications should consult a tax adviser before making a premium payment. This discussion is based upon NYLIAC’s understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. We cannot predict the likelihood of continuation of the present federal income tax laws or of the current interpretations by the Internal Revenue Service, which may change from time to time without notice. Any such change could have retroactive effects regardless of the date of enactment. Moreover, this discussion does not take into consideration any applicable state or other tax laws except with respect to the imposition of any state premium taxes. We suggest you consult with your tax adviser.

Taxation of Annuities in General

The following discussion assumes that the policies will qualify as annuity contracts for federal income tax purposes. The Statement of Additional Information discusses such qualifications.

Section 72 of the Code governs taxation of annuities in general. NYLIAC believes that an annuity policyowner generally is not taxed on increases in the value of a policy until distribution occurs either in the form of a lump sum received by withdrawing all or part of the Accumulation Value (i.e., surrenders or partial withdrawals) or as Income Payments under the Income Payment option elected. The exception to this rule is that generally, a policyowner of any deferred annuity policy who is not a natural person must include in income any increase in the excess of the policyowner’s Accumulation Value over the policyowner’s investment in the contract during the taxable year. However, there are some exceptions to this exception. You may wish to discuss these with your tax counsel. The taxable portion of a distribution (in the form of an annuity or lump sum payment) is generally taxed as ordinary income. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Accumulation Value generally will be treated as a distribution.

In the case of a withdrawal or surrender distributed to a participant or Beneficiary under a Qualified Policy, a ratable portion of the amount received is taxable, generally based on the ratio of the investment in the contract to the total policy value. The “investment in the contract” generally equals the portion, if any, of any premium payments paid by or on behalf of an individual under a policy which is not excluded from the individual’s gross income. For policies issued in connection with qualified plans, the “investment in the contract” can be zero. The law requires the use of special simplified methods to determine the taxable amount of payments that are based in whole or in part on the Annuitant’s life and that are paid from TSAs.

Generally, in the case of a withdrawal under a Non-Qualified Policy before the Annuity Commencement Date, amounts received are first treated as taxable income to the extent that the Accumulation Value immediately before the withdrawal exceeds the “investment in the contract” at that time. Any additional amount withdrawn is not taxable. On the other hand, upon a full surrender of a Non-Qualified Policy, if the “investment in the contract” exceeds the Accumulation Value (less any surrender charges), the loss is treated as an ordinary loss for federal income tax purposes. However, limitations may apply to the amount of the loss that may be deductible. It is the IRS’s view that a loss on the surrender of a variable annuity contract is treated as a miscellaneous itemized deduction subject to the 2% of adjusted gross income limit.

Although the tax consequences may vary depending on the Income Payment option elected under the policy, in general, only the portion of the Income Payment that represents the amount by which the Accumulation Value exceeds the “investment in the contract” will be taxed. After the investment in the Policy is recovered, the full amount of any additional Income Payments is taxable. For fixed Income Payments, in general, there is no tax on the portion of each payment which represents the same ratio that the “investment in the contract” bears to the total expected value of the Income Payments for the term of the payments. However, the remainder of each Income Payment is taxable until the recovery of the investment in the contract, and thereafter the full amount of each annuity payment is taxable. If death

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occurs before full recovery of the investment in the contract, the unrecovered amount may be deducted on the Annuitant’s final tax return.

Effective for amounts received in taxable years beginning after December 31, 2010, a policyowner may elect to apply a portion of the Accumulation Value towards one of the Income Payment options we may offer, while the remainder of the policy continues to accumulate income on a tax-deferred basis. This is called a partial annuitization. If a policyowner chooses to partially annuitize a policy, the resulting payments will be taxed as fixed Income Payments described above, only if such payments are received for one of the following periods: (1) the annuitant’s life (or the lives of the joint annuitants, if applicable), or (2) a period of 10 years or more. Provided such requirements are met, the “investment in the contract” will be allocated pro rata between each portion of the policy from which amounts are received as an annuity and the portion of the policy from which amounts are not received as an annuity.

In the case of a distribution, a penalty tax equal to 10% of the amount treated as taxable income may be imposed. The penalty tax is not imposed in certain circumstances, including, generally, distributions: (1) made on or after the date on which the policyowner attains age 59 1/2, (2) made as a result of the policyowner’s (or, where the policyowner is not an individual, the Annuitant’s) death, (3) made as a result of the policyowner’s disability, (4) which are part of a series of substantially equal periodic payments (at least annually) made for the life (or life expectancy) of the policyowner or the joint lives (or joint life expectancies) of the policyowner and his or her designated beneficiary, or (5) received from an Inherited IRA. Other tax penalties may apply to certain distributions pursuant to a Qualified Policy.

All non-qualified, deferred annuity contracts issued by NYLIAC (or its affiliates) to the same policyowner during any calendar year are to be treated as one annuity contract for purposes of determining the amount includible in an individual’s gross income. In addition, there may be other situations in which the Treasury Department may conclude (under its authority to issue regulations) that it would be appropriate to aggregate two or more annuity contracts purchased by the same policyowner. Accordingly, a policyowner should consult a tax adviser before purchasing more than one policy or other annuity contract.

A transfer of ownership of a policy, or designation of an Annuitant or other Beneficiary who is not also the policyowner, may result in certain income or gift tax consequences to the policyowner. A policyowner contemplating any transfer or assignment of a policy should consult a tax adviser with respect to the potential tax effects of such a transaction.

3.8 Percent Tax on Certain Investment Income

In general, a tax of 3.8 percent will apply to net investment income (“NII”) received by an individual taxpayer to the extent his or her modified adjusted gross income (“MAGI”) exceeds certain thresholds (e.g., $250,000 in the case of taxpayers filing jointly, $125,000 in the case of a married taxpayer filing separately and $200,000 in the case of other individual taxpayers). For this purpose, NII includes (i) gross income from various investments, including gross income received with respect to annuities that are not held through a tax-qualified plan (e.g., a traditional IRA or Section 403(b) plan) and (ii) net gain attributable to the disposition of property. Such NII (as well as gross income from tax qualified plans) will also increase a taxpayer’s MAGI for purposes of the taxable thresholds described above. This tax also applies to trusts and estates under a special set of rules. In 2012 the IRS and the Treasury Department issued guidance regarding this new tax in the form of proposed regulations, which were finalized in 2013. You should consult your tax advisor to determine the applicability of this tax in your individual circumstances and with respect to any amount received in connection with the surrender of this policy, distributions or withdrawals from this policy or the exercise of other rights and features under this annuity contract.

Partial Section 1035 Exchanges

Section 1035 of the Code provides that an annuity contract may be exchanged in a tax-free transaction for another annuity contract or a long-term care insurance policy. The IRS has issued guidance which provides that the direct transfer of a portion of an annuity contract into another annuity contract can qualify as a tax-free exchange, provided that no amounts (other than annuity payments made for life or for a term of at least 10 years) are distributed from either contract involved in the exchange for 180 days following the date of the transfer. If a taxpayer takes a distribution during this 180-day waiting period, the IRS guidance provides that the IRS will apply general tax principles to determine the tax treatment of the transfer and/or the distribution (e.g., in appropriate circumstances, as taxable “boot” or as a taxable distribution, effectively negating the tax-free exchange).

This IRS guidance, however, does not address the tax treatment of a partial exchange of an annuity contract for a long-term care insurance policy. Although we believe that taking a distribution or withdrawal from the Contract described in this prospectus within 180 days of a partial exchange of such Contract for a long-term care insurance policy should not

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cause such prior partial exchange to be treated as taxable, there can be no assurance that the IRS will not expand the 180-day rule described above to partial exchanges of an annuity contract for a long-term care insurance policy, or that the IRS will not provide other guidance with respect to such partial exchanges. If you contemplate such an exchange, you should consult a tax advisor to discuss the potential tax effects of such a transaction.

Qualified Policies

Qualified Policies are designed for use with retirement plans that qualify for special federal income tax treatment under Sections 219, 403(b), 408, and 408A of the Code. The tax rules applicable to participants and beneficiaries in these plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions (including special rules for certain lump sum distributions to individuals who attained the age of 50 by January 1, 1986). Adverse tax consequences may result from contributions in excess of specified limits, distributions prior to age 59 1/2 (subject to certain exceptions), distributions that do not conform to specified minimum distribution rules and in certain other circumstances. Therefore, this discussion only provides general information about the use of Qualified Policies with the plans described below. Policyowners and participants under these plans, as well as Annuitants and Beneficiaries are cautioned that the rights of any person to any benefits under the plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the policy issued in connection with the plan. Purchasers of Qualified Policies should seek legal and tax advice regarding the suitability of the policy.

(a) 403(b) Plans. Under Section 403(b) of the Code, payments made by public school systems and certain tax exempt organizations to purchase annuity policies for their employees are excludible from the gross income of the employee, subject to certain limitations. However, such payments may be subject to FICA (Social Security) taxes.

Important Information Regarding Final Code Section 403(b) Regulations

On July 26, 2007, the Department of the Treasury published final Code section 403(b) regulations that were largely effective on January 1, 2009. These comprehensive regulations include several new rules and requirements, such as a requirement that employers maintain their Code section 403(b) plans pursuant to a written plan. The final regulations, subsequent IRS guidance, and the terms of the written plan and/or the written information sharing agreement between the employer and NYLIAC may impose new restrictions on both new and existing Code section 403(b) TSA contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased.

Prior to the effective date of the final regulations, IRS guidance applicable to tax-free transfers and exchanges of Code section 403(b) TSA contracts or custodial accounts became effective September 25, 2007, replacing existing rules under IRS Revenue Ruling 90-24 previously applicable to such transfers and exchanges (a “90-24 transfer”). Under this guidance, transfers and exchanges (both referred to below as “transfers”) are available only to the extent permitted under the employer’s written Code section 403(b) plan.

Transfers occurring after September 24, 2007 that do not comply with this guidance can result in the applicable contract becoming taxable on January 1, 2009, or the date of the transfer, whichever is later. If you make a transfer to a contract or custodial account that is not part of the employer’s Code section 403(b) plan (other than a transfer to a different plan), and the contract provider and employer fail to enter into an information sharing agreement by January 1, 2009, the transfer would be considered a “failed” transfer, resulting in the applicable contract becoming subject to tax. Additional guidance issued by the IRS generally permits a failed transfer to be corrected no later than June 30, 2009, by re-transferring to a contract or custodial account that is part of the employer’s Code section 403(b) plan and/or that is subject to an information-sharing agreement with the employer.

In general, certain contracts originally established by a 90-24 transfer prior to September 25, 2007, are exempt (or grandfathered) from some of the requirements of the final regulations; provided that no salary reduction or other contributions have ever been made to such contracts, and that no additional transfers are made to such contracts on or after September 25, 2007. Further, contracts that are not grandfathered are generally required to be part of, and subject to the requirements of, an employer’s written Code section 403(b) plan no later than by January 1, 2009.

The new rules in the final regulations generally do not affect a participant’s ability to transfer some or all of a Code section 403(b) TSA contract to a state-defined benefit plan to purchase service credits, where such a transfer is otherwise consistent with applicable rules and requirements and with the terms of the employer’s plan.

You should discuss with your tax advisor the final Code section 403(b) regulations and other applicable IRS guidance in order to determine the impact they may have on any existing Code section 403(b) TSA contracts that you may own and/or on any Code section 403(b) TSA contract that you may consider purchasing.

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(b) Individual Retirement Annuities. Sections 219 and 408 of the Code permit individuals or their employers to contribute to an individual retirement program known as an “Individual Retirement Annuity” or “IRA”, including an employer-sponsored Simplified Employee Pension or “SEP”. Individual Retirement Annuities are subject to limitations on the amount which may be contributed and deducted and the time when distributions may commence. In addition, distributions from certain other types of qualified plans may be placed into IRAs on a tax-deferred basis.

(c) Roth Individual Retirement Annuities. Section 408A of the Code permits individuals with incomes below a certain level to contribute to an individual retirement program known as a “Roth Individual Retirement Annuity” or “Roth IRA.” Roth IRAs are subject to limitations on the amount that may be contributed. Contributions to Roth IRAs are not deductible, but distributions from Roth IRAs that meet certain requirements are not included in gross income. Individuals generally may convert their existing non-Roth IRAs into Roth IRAs. Beginning in 2008, a direct rollover may also be made from an eligible retirement plan other than a non-Roth IRA (such as a qualified retirement plan, section 403(b) tax sheltered annuity, or eligible governmental section 457 plan) to a Roth IRA provided applicable requirements are met. Such conversions and rollovers will be subject to income tax at the time of conversion or rollover.
(d) Inherited IRAs. This policy may also be issued as an inherited IRA if, after the death of the owner of an IRA, the named Beneficiary (other than the IRA owner’s spouse) directs that the IRA death proceeds be transferred to a new policy issued as an Inherited IRA. Beginning in 2007, a non-spouse beneficiary of an eligible retirement plan (such as a qualified retirement plan, section 403(b) tax sheltered annuity, or eligible governmental section 457 plan) may, if all applicable requirements are met, directly rollover a distribution from such plan into an Inherited IRA. The named Beneficiary of the original IRA policy or eligible retirement plan (as the case may be) will become the Annuitant under the Inherited IRA and may generally exercise all rights under the Inherited IRA policy, including the right to name his or her own Beneficiary in the event of death.

Special tax rules apply to an Inherited IRA. The tax law does not permit additional premiums to be contributed to an Inherited IRA policy. Also, in order to avoid certain income tax penalties, a Required Minimum Distribution (“RMD”) must be withdrawn each year from an inherited IRA policy. The first RMD must be taken on or before December 31 of the calendar year following the year of the original IRA owner’s or eligible retirement plan participants’ death. The penalty tax equals 50% of the excess of the RMD amount over the amounts, if any, actually withdrawn from the Inherited IRA during the calendar year.

(e) SIMPLE IRAs. SIMPLE IRAs permit certain small employers to establish SIMPLE IRA plans as provided by Section 408(p) of the Code, under which employees may elect to defer to a Simple IRA a percentage of compensation up to $12,500 for 2017 (and thereafter, adjusted for cost-of-living increases in accordance with the Code). Employees who attain age 50 or over by the end of the relevant calendar year may also elect to make an additional catch-up contribution. Such additional contribution may be up to $3,000 for 2017 (and thereafter adjusted for cost-of-living increases in accordance with the Code). The sponsoring employer is generally required to make matching or non-elective contributions on behalf of employees. Distributions from SIMPLE IRAs are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, distributions prior to age 59 1/2 are subject to a 10% penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee’s participation in the SIMPLE IRA plan. All references in this Prospectus to the 10% penalty tax should be read to include this limited 25% penalty tax if your Qualified Policy is used as a SIMPLE IRA.

The Qualified Policies are subject to the RMD rules under Code section 401(a)(9) and the regulations issued thereunder. Under these rules, generally, distributions under your Qualified Policy must begin no later than the beginning date required by the Internal Revenue Service (“IRS”). The beginning date is determined by the type of Qualified Policy that you own. For each calendar year that an RMD is not timely made, a 50% excise tax is imposed on the amount that should have been distributed, but was not.

Unless the distributions are made in the form of an annuity that complies with Code section 401(a)(9) and the regulations issued thereunder, the minimum amount required to be distributed for each calendar year is generally determined by dividing the value of the Qualified Policy as of the end of the prior calendar year by the applicable distribution period (determined under IRS tables).

Beginning in 2006, regulations under Code section 401(a)(9) provide a new method for calculating the amount of RMDs from Qualified Policies. Under these regulations, during the accumulation phase of the Qualified Policy, the actuarial present value of certain additional benefits provided under the policy (such as guaranteed death benefits) must be taken into account in calculating the value of the Qualified Policy for purposes of determining the annual RMD for the Qualified Policy. As a result, under these regulations, it is possible that, after taking account of the value of such benefits,

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there may not be sufficient Accumulation Value to satisfy the applicable RMD requirement. This generally will depend on the investment performance of your policy. You may need to satisfy such RMD from other tax-qualified plans that you own. You should consult with your tax advisor regarding these requirements and the implications of purchasing any riders or other benefits in connection with your Qualified Policy.

Taxation of Death Benefits

The tax treatment of amounts distributed from your contract upon the death of the policyowner or annuitant depends on whether the policyowner or annuitant dies before or after the Annuity Commencement Date. If death occurs prior to the Annuity Commencement Date, and the Beneficiary receives payments under an annuity payout option, the benefits are generally taxed in the manner described above for annuity payouts. If the benefits are received in a lump sum, they are taxed to the extent they exceed the remaining investment in the contract. If death occurs after the Annuity Commencement Date, amounts received by the Beneficiary are not taxed until they exceed the remaining investment in the contract.

DISTRIBUTION AND COMPENSATION ARRANGEMENTS

NYLIFE Distributors LLC (“NYLIFE Distributors”), the underwriter and distributor of the policies, is registered with the SEC and the Financial Industry Regulatory Authority, Inc. (FINRA) as a broker-dealer. The firm is an indirect wholly-owned subsidiary of New York Life, and an affiliate of NYLIAC. Its principal business address is 30 Hudson Street, Jersey City, New Jersey 07302.

The policies are sold by registered representatives of NYLIFE Securities, LLC (“NYLIFE Securities”), a broker- dealer that is an affiliate of NYLIFE Distributors. Your registered representative is also a licensed insurance agent with New York Life. He or she may be qualified to offer other forms of life insurance, annuities, and other investment products. In certain circumstances, NYLIFE Securities registered representatives can sell both products manufactured and issued by New York Life or its affiliates and products provided by other companies.

NYLIFE Securities and in turn your registered representative, receive compensation for selling you this policy or any other investment product. Compensation may consist of commissions, asset-based compensation, allowances for expenses, and other compensation programs. The amount of compensation will vary depending on the policy, the age of the Owner and whether the source of funds is from an internal exchange. Differing compensation arrangements have the potential to influence the recommendation made by your registered representative or broker-dealer.

The maximum commission and expense allowance paid to NYLIFE Securities registered representatives is typically 5% of all premiums received.

The total commissions paid for New York Life Premier Variable Annuity policies during the fiscal years ended December 31, 2016, 2015 and 2014 were $3,138,187, $15,419,446 and $29,534,413, respectively.

New York Life also has other compensation programs where managers and employees involved in the sales process receive additional compensation related to the sale of products manufactured and issued by New York Life or its affiliates.

NYLIFE Securities registered representatives can qualify to attend New York Life-sponsored educational, training, and development conferences based on the sales they make of life insurance, annuities, and investment products during a particular twelve-month period. In addition, qualification for recognition programs sponsored by New York Life depends on the sale of products manufactured and issued by New York Life or its affiliates.

VOTING RIGHTS

The Funds are not required to and typically do not hold routine annual stockholder meetings. Special stockholder meetings will be called when necessary. To the extent required by law, NYLIAC will vote the Eligible Portfolio shares held in the Investment Divisions at special shareholder meetings of the Funds in accordance with instructions we receive from persons having voting interests in the corresponding Investment Division. If, however, the federal securities laws are amended, or if NYLIAC’s present interpretation should change, and as a result, NYLIAC determines that it is allowed to vote the Eligible Portfolio shares in its own right, we may elect to do so.

Prior to the Annuity Commencement Date, you hold a voting interest in each Investment Division to which you have money allocated. We will determine the number of votes which are available to you by dividing the Accumulation Value attributable to an Investment Division by the net asset value per share of the applicable Eligible Portfolios. We will calculate the number of votes which are available to you separately for each Investment Division. We will determine that number by applying your percentage interest, if any, in a particular Investment Division to the total number of votes attributable to the Investment Division.

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We will determine the number of votes of the Eligible Portfolio which are available as of the date established by the Portfolio of the relevant Fund. Voting instructions will be solicited by written or electronic communication prior to such meeting in accordance with procedures established by the relevant Fund.

If we do not receive timely instructions, we will vote those shares in proportion to the voting instructions which are received with respect to all policies participating in that Investment Division. As a result, a small number of policyholders may control the outcome of the vote. We will apply voting instructions to abstain on any item to be voted upon on a pro rata basis to reduce the votes eligible to be cast. Each person having a voting interest in an Investment Division will receive proxy material, reports and other materials relating to the appropriate Eligible Portfolio.

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TABLE OF CONTENTS FOR THE

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more details concerning the subjects discussed in this Prospectus. The following is the Table of Contents for the SAI:

How to obtain a New York Life Premier Variable Annuity Statement of Additional Information.

The New York Life Premier Variable Annuity Statement of Additional Information is posted on our website, www.newyorklife.com. For a paper copy of the Statement of Additional Information, call (800) 598-2019 or send this request form to:

NYLIAC Variable Products Service Center Madison Square Station P.O. Box 922 New York, NY 10159

Please send me a New York Life Premier Variable Annuity Statement of Additional Information

dated May 1, 2017:

Name

Address

City                                                                               State                                                                                                   Zip

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APPENDIX 1 – INFORMATION REGARDING SINGLE PREMIUM POLICIES

Prospectus Dated May 1, 2017

NYLIAC offers an individual single premium version of the New York Life Premier Variable Annuity policy in Mississippi and Washington. This Appendix modifies the May 1, 2017 Prospectus for the policies to describe the single premium version of the policies.

All capitalized terms have the same meaning as those in the Prospectus.

The principal differences between the single premium version and the flexible premium version of the policies is that under the single premium policies you can make only one premium payment.

Accordingly, for single premium policies, the prospectus is amended in the following respects:

I. SINGLE PREMIUM ONLY

When reading this Appendix together with the Prospectus, keep in mind that only one premium payment was permitted under the single premium policies and only one Breakpoint Credit (if applicable) was applied to such premium payment. Exceptions to this rule apply only in cases where part of your purchase payment is funded from another source, such as 1035 exchange, rollover, or transfer from an institution. In such cases, we may receive parts of your purchase payment on different business days.

Accordingly, except in the circumstances described above, all references throughout the prospectus to premium payments in the plural (and any Breakpoint Credit(s) thereon) should be read to mean the singular. Further, references to allocations of premium payments (and any Breakpoint Credit(s) thereon) should be read to mean an allocation of the premium or any portion thereof (and any Breakpoint Credit(s) thereon). Naturally, any features or services that relate to multiple premium payments are not applicable to the single premium policy.

Replace all references to “Payment Year” throughout the Prospectus with “Policy Year,” and delete the definition of “Payment Year.”

II. MAINTENANCE OF POLICY VALUE

Replace the paragraph under question “7.” and under “DISTRIBUTIONS UNDER THE POLICY—OUR RIGHT TO CANCEL” with the following:

If a partial withdrawal, together with any surrender charges, would reduce the Accumulation Value of your policy such that it would provide for Income Payments of less than $20 per month on the Annuity Commencement Date, we reserve the right to terminate your policy. We will notify you of our intention to exercise this right 90 days prior to terminating your policy. If we terminate your policy, we will pay you the Accumulation Value of your policy in one lump sum.

Replace the heading of question “7.” with: “7. MAY WE TERMINATE YOUR POLICY?”

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Appendix 2 – Investment Division Restrictions and Asset Allocation Models available with GIPR and GIPR 2.0

Asset Allocation Categories: Category A
Minimum Allocation	30%
Maximum Allocation	100%

MainStay VP Bond		MainStay VP Unconstrained Bond
MainStay VP Government		BlackRock® High Yield V.I. Fund
MainStay VP Floating Rate		Columbia Variable Portfolio — Emerging Markets Bond
MainStay VP High Yield Corporate Bond MainStay VP Indexed Bond MainStay VP PIMCO Real Return MainStay VP U.S. Government Money Market		PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged) PIMCO VIT Low Duration Portfolio PIMCO VIT Total Return Portfolio

Category B
Minimum Allocation	0%
Maximum Allocation	70%

Category B Funds MainStay VP Absolute Return Multi-Strategy		MainStay VP Moderate Growth Allocation
MainStay VP Balanced		MainStay VP S&P 500 Index
MainStay VP Common Stock		MainStay VP T. Rowe Price Equity Income
MainStay VP Conservative Allocation		BlackRock® Global Allocation V.I. Fund
MainStay VP Convertible		ClearBridge Variable Appreciation Portfolio
MainStay VP Cornerstone Growth		Deutsche Alternative Asset Allocation VIP
MainStay VP Epoch U.S. Equity Yield		Fidelity® VIP Contrafund® Portfolio
MainStay VP Growth Allocation		Fidelity® VIP Growth Opportunities Portfolio
MainStay VP Income Builder		MFS® Research Series
MainStay VP Janus Balanced		MFS® Investors Trust Series
MainStay VP Large Cap Growth		Victory VIF Diversified Stock
MainStay VP MFS® Utilities MainStay VP Moderate Allocation

Category C
Minimum Allocation	0%
Maximum Allocation	10%

Category C Funds

MainStay VP Cushing Renaissance Advantage

MainStay VP Emerging Markets Equity

MainStay VP Eagle Small Cap Growth

MainStay VP Epoch U.S. Small Cap

MainStay VP International Equity

MainStay VP Mid Cap Core

MainStay VP Small Cap Core

MainStay VP VanEck Global Hard Assets

American Funds IS® Global Small Capitalization Fund

American Funds IS® New World Fund®

Columbia Variable Portfolio — Commodity Strategy

Columbia Variable Portfolio — Small Cap Value

Dreyfus IP Technology Growth

Fidelity® VIP Equity-Income Portfolio

Fidelity® VIP Mid-Cap Portfolio

Invesco V.I. American Value Fund

Invesco V.I. International Growth Fund

Janus Aspen Global Research Portfolio

MFS® International Value Portfolio

Morgan Stanley VIF U.S. Real Estate Portfolio

Neuberger Berman AMT Mid Cap Growth Portfolio

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Asset Allocation Models

Moderately Aggressive

30% MainStay VP Growth Allocation

10% Fidelity® VIP Contrafund® Portfolio

10% MainStay VP Unconstrained Bond

  6% MainStay VP Absolute Return Multi-Strategy

  6% MFS® Investors Trust Series

  5% MainStay VP High Yield Corporate Bond

  5% PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)   5% PIMCO VIT Total Return Portfolio

  4% Deutsche Alternative Asset Allocation VIP

  4% Invesco V.I. International Growth Fund

  4% MainStay VP Common Stock

  3% American Funds IS® New World Fund®

  3% Neuberger Berman AMT Mid Cap Growth Portfolio

  2% Columbia Variable Portfolio — Emerging Markets Bond

  2% PIMCO VIT Low Duration Portfolio

  1% MainStay VP PIMCO Real Return

Moderate

30% MainStay VP Moderate Growth Allocation

15% MainStay VP Unconstrained Bond

  7% Fidelity® VIP Contrafund® Portfolio

  7% MainStay VP Absolute Return Multi-Strategy

  6% PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)   6% PIMCO VIT Total Return Portfolio

  5% BlackRock® Global Allocation V.I. Fund

  4% Invesco V.I. International Growth Fund

  4% MainStay VP High Yield Corporate Bond

  3% Deutsche Alternative Asset Allocation VIP

  3% MFS® Investors Trust Series

  3% PIMCO VIT Low Duration Portfolio

  2% American Funds IS® New World Fund®

  2% MainStay VP PIMCO Real Return

  2% Neuberger Berman AMT Mid Cap Growth Portfolio

  1% Columbia Variable Portfolio — Emerging Markets Bond

Moderately Conservative	Conservative

30% MainStay VP Moderate Allocation

20% MainStay VP Unconstrained Bond

  8% MainStay VP Absolute Return Multi-Strategy

  8% PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)

  8% PIMCO VIT Total Return Portfolio

  5% Fidelity® VIP Contrafund® Portfolio

  5% BlackRock® Global Allocation V.I. Fund

  4% MainStay VP High Yield Corporate Bond

  4% PIMCO VIT Low Duration Portfolio

  2% Deutsche Alternative Asset Allocation VIP

  2% Invesco V.I. International Growth Fund

  2% MainStay VP PIMCO Real Return

  1% American Funds IS® New World Fund®

  1% Neuberger Berman AMT Mid Cap Growth Portfolio

30% MainStay VP Unconstrained Bond

20% MainStay VP Conservative Allocation

12% PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged) 12% PIMCO VIT Total Return Portfolio

  9% MainStay VP Absolute Return Multi -Strategy

  5% BlackRock® Global Allocation V.I. Fund

  5% PIMCO VIT Low Duration Portfolio

  4% MainStay VP High Yield Corporate Bond

  2% MainStay VP PIMCO Real Return

  1% Deutsche Alternative Asset Allocation VIP

2014-2015 Asset Allocation Models (not available for new allocation on or after May 1, 2016)

Moderately Aggressive	Moderate

35% MainStay VP Growth Allocation

12% Fidelity® VIP Contrafund® Portfolio

10% MainStay VP High Yield Corporate Bond

10% MainStay VP Unconstrained Bond

  8% MainStay VP Absolute Return Multi-Strategy

  5% MFS® Investors Trust Series

  5% PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)

  5% PIMCO VIT Total Return Portfolio

  4% Invesco V.I. International Growth Fund

  3% American Funds IS® New World Fund®

  3% Neuberger Berman AMT Mid Cap Growth Portfolio

35% MainStay VP Moderate Growth Allocation

15% MainStay VP Unconstrained Bond

10% Fidelity® VIP Contrafund® Portfolio

10% PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged) 10% PIMCO VIT Total Return Portfolio

  8% MainStay VP High Yield Corporate Bond

  5% MainStay VP Absolute Return Multi-Strategy

  3% Invesco V.I. International Growth Fund

  2% American Funds IS® New World Fund®

  2% Neuberger Berman AMT Mid Cap Growth Portfolio

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Moderately Conservative	Conservative

35% MainStay VP Moderate Allocation

20% MainStay VP Unconstrained Bond

15% PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged) 15% PIMCO VIT Total Return Portfolio

  6% MainStay VP High Yield Corporate Bond

  3% MainStay VP Absolute Return Multi-Strategy

  2% Fidelity® VIP Contrafund® Portfolio

  2% Invesco V.I. International Growth Fund

  1% American Funds IS® New World Fund®

  1% Neuberger Berman AMT Mid Cap Growth Portfolio

30% MainStay VP Unconstrained Bond

25% MainStay VP Conservative Allocation

20% PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged) 20% PIMCO VIT Total Return Portfolio

5% MainStay VP High Yield Corporate Bond

2013 Asset Allocation Models (not available for new allocation on or after May 1, 2016)

Appreciation	Balanced

35% MainStay VP Growth Allocation

20% MainStay VP Absolute Return Multi-Strategy

20% MainStay VP Unconstrained Bond

10% MainStay VP Floating Rate

  5% Fidelity® VIP Contrafund® Portfolio

  5% MainStay VP International Equity

  5% MainStay VP Emerging Markets Equity

35% MainStay VP Moderate Growth Allocation

25% MainStay VP Unconstrained Bond

15% Fidelity® VIP Contrafund® Portfolio

10% MainStay VP Absolute Return Multi-Strategy

  5% MainStay VP Floating Rate

  5% MainStay VP International Equity

  5% BlackRock® Global Allocation V.I. Fund

Protection

30% MainStay VP Moderate Growth Allocation

25% MainStay VP Unconstrained Bond

20% BlackRock® Global Allocation V.I. Fund

10% MainStay VP Bond

  5% MainStay VP Absolute Return Multi-Strategy

  5% MainStay VP Floating Rate

  5% MainStay VP PIMCO Real Return

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Statement of Additional Information

May 1, 2017

for

New York Life Premier Variable Annuity

From

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a Delaware Corporation)

51 Madison Avenue, Room 251

New York, New York 10010

Investing in

NYLIAC Variable Annuity Separate Account-III

NYLIAC Variable Annuity Separate Account-IV

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI contains information that expands upon subjects discussed in the current New York Life Premier Variable Annuity Prospectus. You should read the SAI in conjunction with the current New York Life Premier Variable Annuity Prospectus dated May 1, 2017. You may obtain a copy of the Prospectus by calling New York Life Insurance and Annuity Corporation (“NYLIAC”) at (800) 598-2019 or writing to NYLIAC at Madison Square Station, P.O. Box 922, New York, NY 10159. Terms used but not defined in this SAI have the same meaning as in the current New York Life Premier Variable Annuity Prospectus.

In some states, NYLIAC offers an individual single premium version of the Policies. Appendix 1 of this SAI modifies this SAI to describe the single premium version of the Policies.

THE POLICIES

The following provides additional information about the policies and supplements the description in the Prospectus.

Valuation of Accumulation Units

Accumulation Units are valued separately for each Investment Division of the Separate Account. The method used for valuing Accumulation Units in each Investment Division is the same. We arbitrarily set the value of each Accumulation Unit as of the date operations began for the Investment Division. Thereafter, the value of an Accumulation Unit of an Investment Division for any Business Day equals the value of an Accumulation Unit in that Investment Division as of the immediately preceding Business Day multiplied by the “Net Investment Factor” for that Investment Division for the current Business Day.

We determine the Net Investment Factor for Accumulation Value Based M&E Charge (Separate Account-III) policies for each Investment Division for any period from the close of the preceding Business Day to the close of the current Business Day (the “Valuation Period”) by the following formula:

(a/b) – c

Where: a = the result of:

(1) the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined at the end of the current Valuation Period, plus

(2) the per share amount of any dividend or capital gain distribution made by the Eligible Portfolio for shares held in the Investment Division if the “ex-dividend” date occurs during the current Valuation Period;

b =	the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined as of the end of the immediately preceding Valuation Period; and

c =	the daily Mortality and Expense Risk and Administrative Costs charge, which is 1/365th* of the annual Mortality and Expense Risk and Administrative Costs Charge shown on the Policy Data Page.

*	In a leap year, this calculation is based on 366 days.

In each case, the Net Investment Factor for Premium Based M&E Charge (Separate Account-IV) policies is determined by the following formula:

(a/b)

Where: a = the result of:

(1) the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined at the end of the current Valuation Period, plus

(2) the per share amount of any dividend or capital gain distribution made by the Eligible Portfolio for shares held in the Investment Division if the “ex-dividend” date occurs during the current Valuation Period;

b =	the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined as of the end of the immediately preceding Valuation Period.

In each case, the Net Investment Factor may be greater or less than one. Therefore, the value of an Accumulation Unit in an Investment Division may increase or decrease from Valuation Period to Valuation Period.

ANNUITY PAYMENTS

We will make equal annuity payments each month under the Life Income Payment Option during the lifetime of the Annuitant. Once payments begin, they do not change and are guaranteed for 10 years even if the Annuitant dies sooner. If the Annuitant dies before all guaranteed payments have been made, the rest will be made to the Beneficiary. We may require that the payee submit proof of the Annuitant’s survivorship as a condition for future payments beyond the 10-year guaranteed payment period.

On the Annuity Commencement Date, We will determine the Accumulation Value of your policy and use that value to calculate the amount of each annuity payment. We determine each annuity payment by applying the Accumulation Value,

2

less any premium taxes, to the annuity factors specified in the annuity table set forth in the policy. Those factors are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the gender (except where, as in the case of certain Qualified Policies and other employer-sponsored retirement plans, such classification is not permitted), date of application and age of the Annuitant. The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor from the table to compute the amount of the each monthly annuity payment.

GENERAL MATTERS

Non-Participating. The policies are non-participating. Dividends are not paid.

Misstatement of Age or Gender. If the Annuitant’s stated age and/or gender in the policy are incorrect, NYLIAC will change the benefits payable to those which the premium payments would have purchased for the correct age and gender. Gender is not a factor when annuity benefits are based on unisex annuity payment rate tables. (See “Income Payments—Election of Income Payment Options” in the Prospectus.) If We made payments based on incorrect age or gender, We will increase or reduce a later payment or payments to adjust for the error. Any adjustment will include interest, at 3.0% per year, from the date of the wrong payment to the date the adjustment is made.

Assignments. If permitted by the plan or by law for the plan indicated in the application for the policy, you may assign your interest in a Non-Qualified Policy or any interest in it prior to the Annuity Commencement Date and during the Owner’s lifetime. In order to effect an assignment of all or any part of your interest in a Non-Qualified Policy prior to the Annuity Commencement Date and during the Owner’s lifetime, you must send a duly executed instrument of assignment to VPSC at one of the addresses listed in Question 15 of the Prospectus. NYLIAC will not be deemed to know of an assignment unless it receives a copy of a duly executed instrument evidencing such assignment. Further, NYLIAC assumes no responsibility for the validity of any assignment. (See “Federal Tax Matters—Taxation of Annuities in General” of the Prospectus.)

Modification. NYLIAC may not modify the policy without your consent except to make the policy meet the requirements of the Investment Company Act of 1940, or to make the policy comply with any changes in the Code or as required by the Code in order to continue treatment of the policy as an annuity, or by any other applicable law.

Incontestability. We rely on statements made in the application or a Policy Request. They are representations, not warranties. We will not contest the policy after it has been in force during the lifetime of the Annuitant for two years from the Policy Date.

FEDERAL TAX MATTERS

Taxation of New York Life Insurance and Annuity Corporation

NYLIAC is taxed as a life insurance company. Because the Separate Account is not an entity separate from NYLIAC, and its operations form a part of NYLIAC, it will not be taxed separately as a “regulated investment company” under Subchapter M of the Code. As a result, NYLIAC takes into account applicable tax attributes of the assets of the Separate Account on its corporate income tax return, including corporate dividends received deductions and foreign tax credits that may be produced by assets of the Separate Account. Investment income and realized net capital gains on the assets of the Separate Account are reinvested and are taken into account in determining the Accumulation Value. As a result, such investment income and realized net capital gains are automatically retained as part of the reserves under the policy. Under existing federal income tax law, NYLIAC believes that Separate Account investment income and realized net capital gains should not be taxed to the extent that such income and gains are retained as part of the tax-deductible reserves under the policy.

Tax Status of the Policies

Section 817(h) of the Code requires that the investments of the Separate Account must be “adequately diversified” in accordance with Treasury regulations in order for the policies to qualify as annuity contracts under Section 72 of the Code. The Separate Account intends to comply with the diversification requirements prescribed by the Treasury under Treasury Regulation Section 1.817-5.

To comply with regulations under Section 817(h) of the Code, the Separate Account is required to diversify its investments, so that on the last day of each quarter of a calendar year, no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated

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as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

Although the Treasury Department has issued regulations on the diversification requirements, such regulations do not provide guidance concerning the extent to which policyowners may direct their investments to particular subaccounts of a separate account, or the permitted number of such subaccounts. It is unclear whether additional guidance in this regard will be issued in the future. It is possible that if such guidance is issued, the policy may need to be modified to comply with such additional guidance. For these reasons, NYLIAC reserves the right to modify the policy as necessary to attempt to prevent the policyowner from being considered the owner of the assets of the Separate Account or otherwise to qualify the policy for favorable tax treatment.

The Code also requires that non-qualified annuity contracts contain specific provisions for distribution of the policy proceeds upon the death of any policyowner. In order to be treated as an annuity contract for federal income tax purposes, the Code requires that such policies provide that (a) if any policyowner dies on or after the Annuity Commencement Date and before the entire interest in the policy has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on the policyowner’s death; and (b) if any policyowner dies before the Annuity Commencement Date, the entire interest in the policy must generally be distributed within 5 years after the policyowner’s date of death. For policies owned by a grantor trust, all of whose grantors are individuals, these distribution requirements apply at the death of any grantor. These requirements will be considered satisfied if the entire interest of the policy is used to purchase an immediate annuity under which payments will begin within one year of the policyowner’s death and will be made for the life of the Beneficiary or for a period not extending beyond the life expectancy of the Beneficiary. If the Beneficiary is the policyowner’s surviving spouse (as defined under Federal law), the Policy may be continued with the surviving spouse as the new policyowner. If the policyowner is not a natural person, these “death of Owner” rules apply when the primary Annuitant dies or is changed. Non-Qualified Policies contain provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in these policies satisfy all such Code requirements. The provisions contained in these policies will be reviewed and modified if necessary to assure that they comply with the Code requirements when clarified by regulation or otherwise.

Withholding of federal income taxes on the taxable portion of all distributions may be required unless the recipient elects not to have any such amounts withheld and properly notifies NYLIAC of that election. Different rules may apply to United States citizens or expatriates living abroad. In addition, some states have enacted legislation requiring withholding.

Even if a recipient elects no withholding, special rules may require NYLIAC to disregard the recipient’s election if the recipient fails to supply NYLIAC with a “TIN” or taxpayer identification number (social security number for individuals) or if the Internal Revenue Service notifies NYLIAC that the TIN provided by the recipient is incorrect.

Under the Foreign Account Tax Compliance Act (“FATCA”), as reflected in Sections 1471 through 1474 of the IRC, U.S. withholding agents (such as NYLIAC) may be required to obtain certain information to establish the U.S. or non-U.S. status of its account or contract holders (e.g., a Form W-9 or W-8BEN may be required) and perform certain due diligence to ensure that information is accurate. In certain cases, if this information is not obtained, withholding agents, such as NYLIAC may be required to withhold at a 30 percent rate on certain payments beginning July 1, 2014.

SAFEKEEPING OF SEPARATE ACCOUNT ASSETS

NYLIAC holds title to assets of the Separate Accounts. The assets are kept physically segregated and held separate and apart from NYLIAC’s general corporate assets. Records are maintained of all purchases and redemptions of Eligible Portfolio shares held by each of the Investment Divisions.

STATE REGULATION

NYLIAC is a stock life insurance company organized under the laws of Delaware, and is subject to regulation by the Delaware State Insurance Department. We file an annual statement with the Delaware Commissioner of Insurance on or before March 1 of each year covering the operations and reporting on the financial condition of NYLIAC as of December 31 of the preceding calendar year. Periodically, the Delaware Commissioner of Insurance examines the financial condition of NYLIAC, including the liabilities and reserves of the Separate Account.

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In addition, NYLIAC is subject to the insurance laws and regulations of all the states where it is licensed to operate. The availability of certain policy rights and provisions depends on state approval and/or filing and review processes. Where required by state law or regulation, the policies will be modified accordingly.

RECORDS AND REPORTS

NYLIAC maintains all records and accounts relating to the Separate Account. As presently required by the federal securities laws, NYLIAC will mail to you at your last known address of record, at least semi-annually after the first Policy Year, reports containing information required under the federal securities laws or by any other applicable law or regulation. It is important that your confirmation and Quarterly Statements be reviewed immediately to ensure that there are no errors. In order to correct an error, you must call it to our attention within 15 days of the date of the statement.

It is important that you inform NYLIAC of an address change so that you can receive these policy statements (See “How do I contact NYLIAC by Telephone or by the Internet?” in the Prospectus). In the event your statement is returned from the US Postal Service as undeliverable, we reserve the right to suspend mailing future correspondence and also suspend current transaction processing until an accurate address is obtained. Additionally, no new service requests can be processed until a valid current address is provided.

LEGAL PROCEEDINGS

NYLIAC is a defendant in lawsuits arising from its agency sales force, insurance (including variable contracts registered under the federal securities laws) and/or other operations. Some of these actions seek substantial or unspecified compensatory and punitive damages. NYLIAC is from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC’s financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC’s operating results for a given year.

FINANCIAL STATEMENTS

The consolidated balance sheet of NYLIAC as of December 31, 2016 and 2015, and the consolidated statements of income, of stockholder’s equity and of cash flows for each of the three years in the period ended December 31, 2016 included in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The Separate Account statement of assets and liabilities as of December 31, 2016 and the statements of operations and of changes in net assets and the financial highlights for each of the periods indicated in the Financial Statements included in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

OTHER INFORMATION

NYLIAC filed a Registration Statement with the Securities and Exchange Commission, under the Securities Act of 1933 as amended, with respect to the policies discussed in this Prospectus and SAI. We have not included all of the information set forth in the registration statement, amendments and exhibits to the registration statement in the Prospectus and this SAI. We intend the statements contained in the Prospectus and this SAI concerning the content of the policies and other legal instruments to be summaries. For a complete statement of the terms of these documents, you should refer to the instruments filed with the Securities and Exchange Commission. The omitted information may be obtained at the principal offices of the Securities and Exchange Commission in Washington, D.C., upon payment of prescribed fees, or through the Commission’s website at www.sec.gov.

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Appendix 1

Statement of Additional Information

Dated May 1, 2017

NYLIAC offers an individual single premium version of the policy in some states. This appendix modifies the May 1, 2017 Statement of Additional Information (“SAI”) for the policies to describe the single premium version of the policies.

When reading this Appendix together with the SAI, keep in mind that only one premium payment is permitted under the single premium policies and only one Breakpoint Credit (if applicable) will be credited to such premium payment. Exceptions to this rule apply only in cases where part of your initial purchase payment is funded from another source, such as a 1035 exchange, rollover, or transfer from an institution. In such cases, we may receive parts of your purchase payment on different Business Days.

Accordingly, except in the circumstances described above, all references throughout the SAI to premium payments in the plural (and any Breakpoint Credits (if applicable) thereon) should be read to mean the singular. Naturally, any features or services that relate to multiple premium payments are not applicable to the single premium policy.

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PROSPECTUS Dated May 1, 2017

for

New York Life Premier Variable Annuity II

From

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a Delaware Corporation)

51 Madison Avenue, Room 251,

New York, New York 10010

Investing in

NYLIAC Variable Annuity Separate Account-III

NYLIAC Variable Annuity Separate Account-IV

This Prospectus describes the individual flexible premium New York Life Premier Variable Annuity II policies issued by New York Life Insurance and Annuity Corporation (NYLIAC). We designed these policies to assist individuals with their long-term retirement planning or other long-term needs. You can use these policies with retirement plans that do or do not qualify for special federal income tax treatment. The policies offer no additional tax benefit when used with plans that qualify for special federal income tax treatment. The policies offer flexible premium payments, access to your money through partial withdrawals (some withdrawals may be subject to a surrender charge and/or penalty tax), a choice of when Income Payments commence, and a guaranteed death benefit if the Owner dies before Income Payments have commenced.

You can choose to have the Mortality and Expense Risk and Administrative Costs Charge (“M&E Charge”) associated with your policy assessed based on either the Accumulation Value of the policy (which invests in Separate Account III) or the Adjusted Premium Payments (which invests in Separate Account IV). The M&E Charge assessed to your policy will be based on the option that you choose. You must choose your M&E Charge option prior to the issuance of the policy. Once the M&E Charge option is chosen it cannot be changed.

For Accumulation Value based M&E Charge policies, the M&E Charge is assessed based on the Accumulation Value of the policy and will vary with fluctuations in the policy’s Accumulation Value. For Premium based M&E Charge policies, the M&E Charge is assessed based on the Adjusted Premium Payments and will not vary with fluctuations in the policy’s Accumulation Value. Please see “TABLE OF FEES AND EXPENSES—Periodic Charges Other Than Fund Company Charges” for more information.

You should read this Prospectus carefully before investing and keep it for future reference. This Prospectus is not valid unless it is accompanied by the current prospectuses for the Eligible Portfolios of the Funds in which the Investment Divisions invest (the “Funds” and each individually, a “Fund”). Please contact us at (800) 598-2019, or contact your registered representative, if you do not have the accompanying book of underlying fund prospectuses.

To learn more about the policies, you can obtain a copy of the Statement of Additional Information (SAI) dated May 1, 2017. The SAI has been filed with the Securities and Exchange Commission (SEC) and is incorporated by reference into this Prospectus. The table of contents for the SAI appears at the end of this Prospectus. For a free copy of the SAI, call us at (800) 598-2019 or write to us at the address noted above. The SEC maintains a website (http://www.sec.gov) that contains the SAI and other information that is filed electronically with the SEC.

The SEC has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.

The policies involve risks, including potential loss of principal invested. The policies are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the FDIC, the Federal Reserve Board, or any other agency.

Your premium payments accumulate on a tax-deferred basis. This means your earnings are not taxed until you take money out of your policy, which can be done in several ways. You can split your premium payments among a Fixed Account, the Dollar Cost Averaging Advantage Account and the Investment Divisions listed below. You may also allocate your premium payments to an Asset Allocation Model. The Investment Divisions and Asset Allocation Models listed below are available regardless of the M&E Charge structure that you choose.

•	MainStay VP Absolute Return Multi-Strategy — Service Class
•	MainStay VP Balanced — Service Class
•	MainStay VP Bond — Service Class
•	MainStay VP Common Stock — Service Class
•	MainStay VP Unconstrained Bond — Service Class
•	MainStay VP VanEck Global Hard Assets — Initial Class
•	American Funds IS® Global Small Capitalization Fund — Class 4
•	American Funds IS® New World Fund® — Class 4

•	MainStay VP Conservative Allocation — Service Class
•	MainStay VP Convertible — Service Class
•	MainStay VP Cornerstone Growth — Service Class
•	MainStay VP Cushing® Renaissance Advantage — Service Class
•	MainStay VP Eagle Small Cap Growth — Service Class
•	MainStay VP Emerging Markets Equity — Service Class
•	MainStay VP Epoch U.S. Equity Yield — Service Class*
•	MainStay VP Epoch U.S. Small Cap — Service Class
•	MainStay VP Floating Rate — Service Class
•	MainStay VP Government — Service Class
•	MainStay VP Growth Allocation — Service Class
•	MainStay VP High Yield Corporate Bond — Service Class
•	MainStay VP Income Builder — Service Class
•	MainStay VP Indexed Bond — Service Class
•	MainStay VP International Equity — Service Class
•	MainStay VP Janus Balanced — Service Class
•	MainStay VP Large Cap Growth — Service Class
•	MainStay VP MFS® Utilities — Service Class
•	MainStay VP Mid Cap Core — Service Class
•	MainStay VP Moderate Allocation — Service Class
•	MainStay VP Moderate Growth Allocation — Service Class
•	MainStay VP PIMCO Real Return — Service Class
•	MainStay VP S&P 500 Index — Service Class
•	MainStay VP Small Cap Core — Service Class
•	MainStay VP T. Rowe Price Equity Income — Service Class
•	MainStay VP U.S. Government Money Market — Initial Class
•	BlackRock® Global Allocation V.I. Fund — Class III
•	BlackRock® High Yield V.I. Fund — Class III
•	ClearBridge Variable Appreciation Portfolio — Class II
•	Columbia Variable Portfolio — Commodity Strategy Fund — Class 2
•	Columbia Variable Portfolio — Emerging Markets Bond Fund — Class 2
•	Columbia Variable Portfolio — Small Cap Value Fund — Class 2
•	Deutsche Alternative Asset Allocation VIP — Class B
•	Dreyfus IP Technology Growth Portfolio — Service Shares
•	Fidelity® VIP Contrafund® Portfolio — Service Class 2
•	Fidelity® VIP Equity-Income Portfolio — Service Class 2
•	Fidelity® VIP Growth Opportunities Portfolio — Service Class 2
•	Fidelity® VIP Mid Cap Portfolio — Service Class 2
•	Invesco V.I. American Value Fund — Series II Shares
•	Invesco V.I. International Growth Fund — Series II Shares
•	Janus Aspen Global Research Portfolio — Service Shares
•	MFS® International Value Portfolio — Service Class
•	MFS® Investors Trust Series — Service Class
•	MFS® Research Series — Service Class
•	Morgan Stanley VIF U.S. Real Estate Portfolio — Class II**
•	Neuberger Berman AMT Mid Cap Growth Portfolio — Class S
•	PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged) — Advisor Class
•	PIMCO VIT Low Duration Portfolio — Advisor Class
•	PIMCO VIT Total Return Portfolio — Advisor Class
•	Victory VIF Diversified Stock Fund — Class A Shares

* Formerly known as MainStay VP ICAP Select Equity

** Formerly known as UIF U.S. Real Estate

Please note that if you have selected the Investment Preservation Rider or the Investment Preservation Rider 2.0, there are restrictions with regard to your ability to allocate your premium payments (as defined in this Prospectus) to the Investment Divisions or Asset Allocation Models. Please see “THE POLICIES — Riders — Investment Preservation Rider (optional) and — Investment Preservation Rider 2.0 (optional)” for more information.

Asset Allocation Models

Aggressive	Moderately Aggressive

30% MainStay VP Growth Allocation

10% Fidelity® VIP Contrafund® Portfolio

10% MainStay VP Unconstrained Bond

  8% American Funds IS® New World Fund®

  7% MFS® Investors Trust Series

  7% Invesco V.I. International Growth Fund

  6% MainStay VP Common Stock

  5% MainStay VP Absolute Return Multi-Strategy

  5% Neuberger Berman AMT Mid Cap Growth Portfolio

  5% Deutsche Alternative Asset Allocation VIP

  4% MainStay VP International Equity

  3% American Funds IS® Global Small Capitalization Fund

30% MainStay VP Growth Allocation

10% Fidelity® VIP Contrafund® Portfolio

10% MainStay VP Unconstrained Bond

  6% MainStay VP Absolute Return Multi-Strategy

  6% MFS® Investors Trust Series

  5% MainStay VP High Yield Corporate Bond

  5% PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)

  5% PIMCO VIT Total Return Portfolio

  4% Deutsche Alternative Asset Allocation VIP

  4% Invesco V.I. International Growth Fund

  4% MainStay VP Common Stock

  3% American Funds IS® New World Fund®

  3% Neuberger Berman AMT Mid Cap Growth Portfolio

  2% PIMCO VIT Low Duration Portfolio

  2% Columbia Variable Portfolio — Emerging Markets Bond

  1% MainStay VP PIMCO Real Return

Moderate	Moderately Conservative

30% MainStay VP Moderate Growth Allocation

15% MainStay VP Unconstrained Bond

  7% Fidelity® VIP Contrafund® Portfolio

  7% MainStay VP Absolute Return Multi-Strategy

  6% PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)

  6% PIMCO VIT Total Return Portfolio

  5% BlackRock® Global Allocation V.I. Fund

  4% Invesco V.I. International Growth Fund

  4% MainStay VP High Yield Corporate Bond

  3% Deutsche Alternative Asset Allocation VIP

30% MainStay VP Moderate Allocation

20% MainStay VP Unconstrained Bond

  8% MainStay VP Absolute Return Multi-Strategy

  8% PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)

  8% PIMCO VIT Total Return Portfolio

  5% Fidelity® VIP Contrafund® Portfolio

  5% BlackRock® Global Allocation V.I. Fund

  4% MainStay VP High Yield Corporate Bond

  4% PIMCO VIT Low Duration Portfolio

  2% Deutsche Alternative Asset Allocation VIP

  3% PIMCO VIT Low Duration Portfolio

  3% MFS® Investors Trust Series

  2% American Funds IS® New World Fund®

  2% MainStay VP PIMCO Real Return

  2% Neuberger Berman AMT Mid Cap Growth Portfolio

  1% Columbia Variable Portfolio — Emerging Markets Bond

2% Invesco V.I. International Growth Fund 2% MainStay VP PIMCO Real Return 1% American Funds IS® New World Fund® 1% Neuberger Berman AMT Mid Cap Growth Portfolio

Conservative

30% MainStay VP Unconstrained Bond

20% MainStay VP Conservative Allocation

12% PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)

12% PIMCO VIT Total Return Portfolio

  9% MainStay VP Absolute Return Multi-Strategy

  5% BlackRock® Global Allocation V.I. Fund

  5% PIMCO VIT Low Duration Portfolio

  4% MainStay VP High Yield Corporate Bond

  2% MainStay VP PIMCO Real Return

  1% Deutsche Alternative Asset Allocation VIP

Please be advised that each Asset Allocation Model is designed to achieve a different investment objective and takes into consideration risk tolerance and time horizon. Each Asset Allocation Model corresponds with one of the five Investment Objectives identified on your Investor Profile. (For more information, see “NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION AND THE SEPARATE ACCOUNT – Asset Allocation Models”.)

We do not guarantee the investment performance of the Investment Divisions. Depending on current market conditions, you can make or lose money in any of the Investment Divisions.

This Prospectus is not considered an offering in any state where the sale of this policy cannot lawfully be made. We do not authorize any information or representations regarding the offering other than as described in this Prospectus or in any accompanying supplement to this Prospectus or in any authorized supplemental sales material.

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DEFINITIONS

Accumulation Unit—An accounting unit we use to calculate the Variable Accumulation Value prior to the Annuity Commencement Date. Each Investment Division of the Separate Account has a distinct variable Accumulation Unit value.

Accumulation Value—The sum of the Variable Accumulation Value, the Fixed Account Accumulation Value (if applicable), and the DCA Advantage Account Accumulation Value of a policy.

Adjusted Premium Payment—The total dollar amount of premium payments made under the policy and allocated to the Investment Divisions of the Separate Account and DCA Advantage Account reduced by any withdrawals (including Future Income Purchases, if any) and applicable surrender charges in excess of any gain in the policy.

Allocation Options—The Investment Divisions of the Separate Account, any Asset Allocation Model, the DCA Advantage Account and the Fixed Account.

Annuitant—The person or persons named on the Policy Data Page and whose life or lives determine the Income Payments and, if any, Future Income Payments.

Annuity Commencement Date—The date on which we are to make the first Income Payment under the policy.

Asset Allocation Category(ies)—A group of Investment Divisions of the Separate Account categorized based on investment risk determined by NYLIAC.

Asset Allocation Model—A model portfolio comprised of Investment Divisions of the Separate Account. The model portfolio is designed by New York Life Investment Management LLC (“New York Life Investments”) and based primarily on investment risk.

Beneficiary—The person or entity having the right to receive the death benefit proceeds set forth in the policy and who is the “designated beneficiary” for purposes of Section 72 of the Code (as defined below).

Business Day—Generally, any day on which the New York Stock Exchange (NYSE) is open for trading. Our Business Day ends at 4:00 p.m. Eastern Time or the close of regular trading of the NYSE, if earlier.

Code—The Internal Revenue Code of 1986, as amended.

Consideration—A premium payment, or a portion thereof and/or, if allowable, a transfer amount from an Investment Division to the Fixed Account.

Dollar Cost Averaging (DCA) Advantage Account Accumulation Value—The sum of premium payments allocated to the DCA Advantage Account, plus interest credited on those premium payments, less any transfers and partial withdrawals from the DCA Advantage Account, and less any surrender charges, policy service charges and rider charges deducted from the DCA Advantage Account. The DCA Advantage Account Accumulation Value is supported by assets in NYLIAC’s general account. These assets are subject to the claims of our general creditors. The DCA Advantage Account Accumulation Value will never be less than the DCA Advantage Account portion of the Nonforfeiture Value.

Dollar Cost Averaging (DCA) Advantage Account—An Allocation Option that permits dollar cost averaging over a six-month period, and pays interest on amounts remaining in the account. Amounts are transferred from the DCA Advantage Account to the Investment Division(s) you choose on a monthly basis.

Eligible Portfolios (Portfolios)—The mutual fund portfolios of the funds that are available for investment through the Investment Divisions of the Separate Account.

Fixed Account—An account that is credited with a fixed interest rate which NYLIAC declares and is not part of the Separate Account. The Fixed Account is supported by assets in NYLIAC’s general account, which are subject to the claims of our general creditors.

Fixed Account Accumulation Value—The sum of premium payments and, if allowable, transfers allocated to the Fixed Account, plus interest credited on those premium payments and, if allowable, transfers, less any transfers and partial withdrawals from the Fixed Account, and less any surrender charges, policy service charges and rider charges assessed on and deducted from the Fixed Account. The Fixed Account Accumulation Value will never be less than the Fixed Account portion of the Nonforfeiture Value.

Future Income Payments—Fixed periodic income payments that NYLIAC makes through the Future Income Rider after the Future Income Start Date.

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Future Income Purchases—Purchases of future income through the Future Income Rider, through deductions from your Variable Accumulation Value. Future Income Purchases are considered withdrawals for the purposes of calculating the guaranteed amount under the Investment Preservation Rider or the amount of a death benefit under the base policy or the Annual Death Benefit Reset Rider.

Future Income Start Date—A date selected by you (in accordance with the terms of your policy) once you make your first Future Income Purchase. You can only change your Future Income Start Date one time.

General Office—A New York Life field office.

Good Order—We consider a transaction to be in “Good Order” if it complies generally with our administrative procedures and all relevant laws and regulations, and the required information is complete and correct. We may delay or reject a request if it is not in Good Order. Good Order generally means the actual receipt by us of instructions relating to the requested transaction in writing (or, if permitted, by telephone or electronically), along with all forms and other information or documentation necessary to complete the request. We may, in our sole discretion, determine whether any particular request is in Good Order. If you have any questions, you should contact us or your registered representative before submitting a form or request.

Holding Period—A pre-determined Holding Period you select at the time of application for either an Investment Preservation Rider or Investment Preservation Rider 2.0. You can choose among seven (7) different Holding Periods (10, 11, 12, 13, 14, 15 or 20 years).

Holding Period End Date—The 10,11,12,13,14,15 or 20th Policy Anniversary, as applicable, of (a) the Rider Effective Date or (b) the Rider Reset Effective Date, whichever is later.

Income Payments—Periodic payments NYLIAC makes after the Annuity Commencement Date.

Investment Division—The variable investment options available under the policy. Each Investment Division invests exclusively in shares of a specified Eligible Portfolio.

IPR Reset—Changing the guaranteed amount of the Investment Preservation Rider or Investment Preservation Rider 2.0, as applicable, to make it equal the Accumulation Value or 150% of the Accumulation Value if you choose the 20-year Holding Period (less any applicable reductions) on the next Policy Anniversary.

Non-Qualified Policies—Policies that are not available for use by individuals in connection with employee retirement plans intended to qualify for special federal income tax treatment under Sections 403(b), 408, and 408A of the Code. Non-Qualified Policies include policies issued for other retirement plans or arrangements, including plans qualifying under Section 401(a) of the Code.

Nonforfeiture Rate—The rate used to calculate the Fixed Account and DCA Advantage Account Nonforfeiture Values. This rate, as shown on the Policy Data Page, is equal to the lesser of: a) 3.00%, and b) a rate that is not less than 1.00% and determined by using the six-month average of the five-year Constant Maturity Treasury Rate reported by the Federal Reserve for December through May (for period beginning July 1) and June through November (for period beginning January 1), rounded to the nearest .05%, minus 1.25%.

Nonforfeiture Value—The Nonforfeiture Value is equal to 87.50% of the Consideration(s) allocated to the Fixed Account and/or to the DCA Advantage Account accumulated at the Nonforfeiture Rate since the Payment Date or transfer date, minus any amounts withdrawn or transferred from the Fixed Account and/or the DCA Advantage Account, with the remaining amount accumulated at the Nonforfeiture Rate since the date of withdrawal or transfer.

NYLIAC, we, our or us—New York Life Insurance and Annuity Corporation. All written service requests must be sent to the NYLIAC Variable Products Service Center (“VPSC”) at one of the addresses listed in Question 15 of the section of the Prospectus entitled, “Questions and Answers About New York Life Premier Variable Annuity II.”

Owner (you, your)—The individual(s) or entity(ies) designated as the Owner in the policy, or as subsequently changed, who is entitled to exercise all rights under the policy.

Payee—The individual designated to receive income payments under the policy or the Future Income Rider.

Payment Date—The Business Day on which we receive a premium payment at the address specified in this Prospectus to receive such payment.

Payment Year(s)—With respect to any premium payment, the year(s) beginning on the date such premium payment is made to the policy.

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Policy Anniversary—An anniversary of the Policy Date shown on the Policy Data Page.

Policy Data Page—Page 2 of the policy which contains the policy specifications.

Policy Date—The date from which we measure Policy Years, quarters, months, and Policy Anniversaries. It is shown on the Policy Data Page.

Policy Year—A year starting on the Policy Date. Subsequent Policy Years begin on each Policy Anniversary, unless otherwise indicated.

Qualified Policies—Policies for use by individuals under employee retirement plans that are intended to qualify for special federal income tax treatment under Sections 403(b), 408, and 408A of the Code. Qualified Policies do not include policies issued for any other retirement plans or arrangements, including plans qualifying under Section 401(a) of the Code.

Reset Value—Please see “Riders-Annual Death Benefit Reset Rider (optional)”.

Return of Premium Death Benefit—The total dollar amount of premium payments made under this Policy reduced by any Return of Premium Death Benefit Proportional Withdrawals.

Return of Premium Death Benefit Proportional Withdrawal—An amount equal to the amount withdrawn from this Policy (including any amount withdrawn that may include surrender charges), divided by this Policy’s Accumulation Value immediately preceding the withdrawal, multiplied by the Return of Premium Death Benefit immediately preceding the withdrawal.

Rider Effective Date—The date on which the IPR or IPR 2.0 Rider, as applicable, is effective and the date from which the Holding Period End Date is measured. This date is stated on the rider Data Page. After an IPR reset, this date is the same as the “Rider Reset Effective Date.”

Separate Account—NYLIAC Variable Annuity Separate Account-III or NYLIAC Variable Annuity Separate Account-IV, each a segregated asset account we established to receive and invest premium payments paid under the policies. The Separate Account’s Investment Divisions, in turn, purchase shares of Eligible Portfolios.

Suitability Standards—The criteria used to evaluate whether a recommended transaction, relating to your policy, is suitable for the policyowner.

Variable Accumulation Value—The sum of the current Accumulation Unit value(s) for each of the Investment Divisions multiplied by the number of Accumulation Units held in the respective Investment Division.

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TABLE OF FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. The first table describes the fees and expenses that you will pay at the time that you buy the policy, surrender the policy, or transfer Accumulation Value between investment options. State premium taxes may also be deducted.

Policyowner Transaction Expenses

Guaranteed maximum Surrender Charge as a percentage of the amount withdrawn[1]	8.00%
Current Surrender Charge as a percentage of the amount withdrawn[1]	8.00%
Current and guaranteed maximum Transfer Fee for each transfer over 12 in a Policy Year (currently no charge for the first 12 transfers in a Policy Year).	$30

[1]

In Payment Years 2 and beyond, the percentage applied to calculate the maximum Surrender Charge is reduced as follows: 7% during Payment Year 2; 6% during Payment Year 3; 5% during Payment Year 4; 4% during Payment Year 5; 3% during Payment Year 6; 2% during Payment Year 7; and 0% thereafter.

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including Fund fees and expenses.

Periodic Charges Other Than Fund Company Charges

The charges in the “Accumulation Value Based M&E Charge Policies” column apply if you choose to have M&E charges calculated as an annualized percentage of daily average Variable Accumulation Value. The charges in the “Premium Based M&E Charge Policies” column apply if you choose to have M&E charges calculated as an annualized percentage of Adjusted Premium Payments.

	Accumulation Value Based M&E Charge Policies	Premium Based M&E Charge Policies
Annual Policy Service Charge (for policies with less than $100,000 Accumulation Value)	$30	$30
Guaranteed maximum Mortality and Expense Risk and Administrative Costs Charge	1.30% (During the Surrender Charge Period for the initial premium) 1.10% (After the Surrender Charge Period for the initial premium)	1.50% (During the Surrender Charge Period for the initial premium) 1.30% (After the Surrender Charge Period for the initial premium)
Current Mortality and Expense Risk and Administrative Costs Charge for Policies applied for on and after May 1, 2016	1.20% (During the Surrender Charge Period for the initial premium) 1.00% (After the Surrender Charge Period for the initial premium)	1.30% (During the Surrender Charge Period for the initial premium) 1.10% (After the Surrender Charge Period for the initial premium)

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Current Mortality and Expense Risk and Administrative Costs Charge for Policies applied for before May 1, 2016	1.30% (During the Surrender Charge Period for the initial premium) 1.10% (After the Surrender Charge Period for the initial premium)	1.50% (During the Surrender Charge Period for the initial premium) 1.30% (After the Surrender Charge Period for the initial premium)

Optional Rider Charges: Investment Preservation Rider (Applied For On Or After May 1, 2016) and

Investment Preservation Rider 2.0

Guaranteed maximum Investment Preservation Rider and Investment Preservation Rider 2.0 Charge

(calculated as an annualized percentage of the amount that is guaranteed under the Investment Preservation Rider and Investment Preservation Rider 2.0, deducted on a quarterly basis).

10 Year Rider Holding Period

11 Year Rider Holding Period

12 Year Rider Holding Period

13 Year Rider Holding Period

14 Year Rider Holding Period

15 Year Rider Holding Period

20 Year Rider Holding Period

2.00% 2.00% 1.50% 1.50% 1.50% 1.50% 1.50%

Current Investment Preservation Rider and Investment Preservation Rider 2.0 Charge

10 Year Rider Holding Period

11 Year Rider Holding Period

12 Year Rider Holding Period

13 Year Rider Holding Period

14 Year Rider Holding Period

15 Year Rider Holding Period

20 Year Rider Holding Period

1.35% 1.10% 0.95% 0.75% 0.65% 0.55% 0.70%

Current and guaranteed maximum Rider Risk Charge Adjustment for IPR and IPR 2.0

(one-time charge for cancellation of the Investment Preservation Rider and Investment Preservation Rider 2.0 ; calculated as a percentage of the amount guaranteed):

10 Year Rider Holding Period

11 Year Rider Holding Period

12 Year Rider Holding Period

13 Year Rider Holding Period

14 Year Rider Holding Period

15 Year Rider Holding Period

20 Year Rider Holding Period

2.00% 2.00% 2.00% 2.00% 2.00% 2.00% 1.00%

Optional Rider Charges: Annual Death Benefit Reset Rider Applied For On Or After May 1, 2016

Guaranteed maximum Annual Death Benefit Reset Rider Charge (calculated as an annualized percentage of the Reset Value as of the last Policy Anniversary (or as of the Policy Date if within the first Policy Year), deducted on a quarterly basis; for a detailed explanation of the term “Reset Value,” see “THE POLICIES-Riders-Annual Death Benefit Reset Rider”).	1.00%
Current Annual Death Benefit Reset Rider Charge	0.25%

7

Optional Rider Charges: Investment Preservation Rider Applied For Before May 1, 2016

Guaranteed maximum Investment Preservation Rider Charge

(calculated as an annualized percentage of the amount that is guaranteed under the Investment Preservation Rider, deducted on a quarterly basis).

10 Year Rider Holding Period

11 Year Rider Holding Period

12 Year Rider Holding Period

13 Year Rider Holding Period

14 Year Rider Holding Period

15 Year Rider Holding Period

20 Year Rider Holding Period

2.00% 2.00% 1.50% 1.50% 1.50% 1.50% 1.50%

Current Investment Preservation Rider Charge

10 Year Rider Holding Period

11 Year Rider Holding Period

12 Year Rider Holding Period

13 Year Rider Holding Period

14 Year Rider Holding Period

15 Year Rider Holding Period

20 Year Rider Holding Period

1.10% 0.85% 0.65% 0.50% 0.40% 0.30% 0.50%

Current Investment Preservation Rider Charge (for IPR Resets on and after May 1, 2016)

10 Year Rider Holding Period

11 Year Rider Holding Period

12 Year Rider Holding Period

13 Year Rider Holding Period

14 Year Rider Holding Period

15 Year Rider Holding Period

20 Year Rider Holding Period

1.30% 1.05% 0.85% 0.70% 0.60% 0.50% 0.60%

Current and guaranteed maximum Rider Risk Charge Adjustment for IPR

(one-time charge for cancellation of the Investment Preservation Rider; calculated as a percentage of the amount guaranteed):

10 Year Rider Holding Period

11 Year Rider Holding Period

12 Year Rider Holding Period

13 Year Rider Holding Period

14 Year Rider Holding Period

15 Year Rider Holding Period

20 Year Rider Holding Period

2.00% 2.00% 2.00% 2.00% 2.00% 2.00% 1.00%

Optional Rider Charges: Annual Death Benefit Reset Rider Applied for Before May 1, 2016

Guaranteed maximum Annual Death Benefit Reset Rider Charge (calculated as an annualized percentage of the Reset Value as of the last Policy Anniversary (or as of the Policy Date if within the first Policy Year), deducted on a quarterly basis; for a detailed explanation of the term “Reset Value,” see “THE POLICIES-Riders-Annual Death Benefit Reset Rider”).	1.00%
Current Annual Death Benefit Reset Rider Charge (if the oldest Owner was age 65 or younger when the policy was issued)	0.30%
Current Annual Death Benefit Reset Rider Charge (if the oldest Owner was age 66 to 75 inclusive when the policy was issued)	0.35%

Optional Rider Charges: Investment Preservation Rider + Annual Death Benefit Reset Rider Package

Applied for Before May 1, 2016

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Guaranteed maximum Investment Preservation Rider /Annual Death Benefit Reset Rider Package (IPR + ADBR) Charge (calculated as the sum of (1) the Investment Preservation Rider Charge, calculated as an annualized percentage of the amount guaranteed under the Investment Preservation Rider; and (2) the Annual Death Benefit Reset Rider Charge, calculated as an annualized percentage of the Reset Value as of the last Policy anniversary (or as of the Policy Date if within the first Policy Year)).

10 Year Holding Period

11 Year Holding Period

12 Year Holding Period

13 Year Holding Period

14 Year Holding Period

15 Year Holding Period

20 Year Holding Period

2.50% 2.50% 2.00% 2.00% 2.00% 2.00% 2.00%

Current Investment Preservation Rider Charge with IPR + ADBR

10 Year Holding Period

11 Year Holding Period

12 Year Holding Period

13 Year Holding Period

14 Year Holding Period

15 Year Holding Period

20 Year Holding Period

1.05% 0.80% 0.60% 0.45% 0.35% 0.25% 0.45%

Current Investment Preservation Rider Charge with IPR + ADBR (for IPR Resets on or after May 1, 2016)

10 Year Holding Period

11 Year Holding Period

12 Year Holding Period

13 Year Holding Period

14 Year Holding Period

15 Year Holding Period

20 Year Holding Period

1.25% 1.00% 0.80% 0.65% 0.55% 0.45% 0.55%
Current Annual Death Benefit Reset Rider Charge with IPR + ADBR All Holding Periods	0.25%

The next table shows the minimum and maximum total operating expenses charged by the portfolio companies that you may pay periodically during the time that you own the policy (before any fee waiver or expense reimbursement). The expenses are expressed as a percentage of average net assets of the portfolios and may be higher or lower in the future. More detail concerning each portfolio company’s fees and expenses is contained in the prospectus for each portfolio company.

Total Annual Portfolio Company Operating Expenses(#)

	Minimum	Maximum
Expenses that are deducted from the Eligible Portfolio assets, including management fees, 12b-1 fees, administration fees and other expenses as of December 31, 2016.	0.44%	2.66%

(#)	Shown as a percentage of average net assets for the fiscal year ended December 31, 2016. The Fund or its agents provided the fees and charges that are based on 2016 expenses, unless otherwise indicated. For Funds that are not affiliated with NYLIAC, we have not verified the accuracy of the information provided by the Fund or its agents.

9

Annual Portfolio Company Operating Expenses(#)

Fund	Management Fees	Distribution (12b-1) Fees(§)	Other Expenses	Acquired Fund Fees and Expenses	Total Fund Annual Expense	Fee Waiver And/Or Expense Reimbursement	Total Fund Annual Expense after Fee Waiver And/Or Expense Reimbursement
MainStay VP Balanced — Service Class	0.70%	0.25%	0.06%	0.03%	1.04%	(—)	1.04%
MainStay VP Conservative Allocation — Service Class	0.00%	0.25%	0.03%	0.90%	1.18%	(—)	1.18%
MainStay VP Emerging Markets Equity — Service Class	1.05%	0.25%	0.25%	0.06%	1.61%	(—)	1.61%
MainStay VP Growth Allocation — Service Class	0.00%	0.25%	0.03%	1.15%	1.43%	(—)	1.43%
MainStay VP Mid Cap Core — Service Class	0.85%	0.25%	0.04%	0.01%	1.15%	(0.03%)	1.12	%(g)
MainStay VP Moderate Allocation — Service Class	0.00%	0.25%	0.03%	0.99%	1.27%	(—)	1.27%
MainStay VP Moderate Growth Allocation — Service Class	0.00%	0.25%	0.03%	1.08%	1.36%	(—)	1.36%
MainStay VP Small Cap Core — Service Class	0.85%	0.25%	0.15%	0.03%	1.28%	(—)	1.28	%(n)
BlackRock® High Yield V.I. Fund — Class III	0.52%	0.25%	0.23%	0.01%	1.01%	(0.08%)	0.93	%(d)
Deutsche Alternative Asset Allocation VIP — Class B	0.33%	0.25%	0.27%	1.08%	1.93%	(0.32%)	1.	61%(h)
Fidelity® VIP Equity-Income Portfolio — Service Class 2	0.45%	0.25%	0.09%	0.05%	0.84%	(—)	0.84%
Invesco V.I. American Value Fund — Series II Shares	0.72%	0.25%	0.22%	0.06%	1.25%	(—)	1.25%
Invesco V.I. International Growth Fund — Series II Shares	0.71%	0.25%	0.21%	0.01%	1.18%	(0.01%)	1.17	%(e)

Please refer to the applicable fund prospectus for additional information.

(#)	Shown as a percentage of average net assets for the fiscal year ended December 31, 2016, unless otherwise indicated. The Fund or its agents provided the fees and charges, which are based on 2016 expenses. For funds that are not affiliated with NYLIAC, we have not verified the accuracy of the information provided by the Fund or its agents.
(§)	Because the 12b-1 fee charge is an ongoing fee, the fee will increase the cost of your investment and may cost you more than paying other types of sales charges. The fees designated as “12b-1 fees” may reflect “Service Fees.”

Fund	Management Fees(¶)	Distribution (12b-1) Fees(§)	Other Expenses	Total Fund Annual Expense(#)	Fee Waiver And/Or Expense Reimbursement	Total Fund Annual Expense after Fee Waiver And/Or Expense Reimbursement
MainStay VP Absolute Return Multi-Strategy — Service Class	1.25%	0.25%	1.16%	2.66%	(0.05%)	2.61	%(a)
MainStay VP Bond — Service Class	0.49%	0.25%	0.04%	0.78%	(—)	0.78%
MainStay VP Common Stock — Service Class	0.54%	0.25%	0.05%	0.84%	(—)	0.84%
MainStay VP Convertible — Service Class	0.59%	0.25%	0.05%	0.89%	(—)	0.89%

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Fund	Management Fees(¶)		Distribution (12b-1) Fees(§)	Other Expenses	Total Fund Annual Expense(#)	Fee Waiver And/Or Expense Reimbursement	Total Fund Annual Expense after Fee Waiver And/Or Expense Reimbursement
MainStay VP Cornerstone Growth — Service Class	0.70%		0.25%	0.07%	1.02%	(—)	1.02%
MainStay VP Cushing Renaissance Advantage — Service Class	1.25%		0.25%	0.13%	1.63%	(—)	1.63%
MainStay VP Eagle Small Cap Growth — Service Class	0.81	%(i)	0.25%	0.05%	1.11%	(—)	1.11%
MainStay VP Epoch U.S. Equity Yield — Service Class	0.69%		0.25%	0.03%	0.97%	(—)	0.97%
MainStay VP Epoch U.S. Small Cap — Service Class	0.77%		0.25%	0.04%	1.06%	(—)	1.06%
MainStay VP Floating Rate — Service Class	0.60%		0.25%	0.06%	0.91%	(—)	0.91%
MainStay VP Government — Service Class	0.50%		0.25%	0.06%	0.81%	(—)	0.81%
MainStay VP High Yield Corporate Bond — Service Class	0.56%		0.25%	0.03%	0.84%	(—)	0.84%
MainStay VP Income Builder — Service Class	0.57%		0.25%	0.06%	0.88%	(—)	0.88%
MainStay VP Indexed Bond — Service Class	0.25%		0.25%	0.12%	0.62%	(—)	0.62%
MainStay VP International Equity — Service Class	0.89%		0.25%	0.07%	1.21%	(—)	1.21%
MainStay VP Janus Balanced — Service Class	0.55	%(j)	0.25%	0.04%	0.84%	(—)	0.84%
MainStay VP Large Cap Growth — Service Class	0.74%		0.25%	0.03%	1.02%	(—)	1.02	%(b)
MainStay VP MFS® Utilities — Service Class	0.72%		0.25%	0.05%	1.02%	(—)	1.02%
MainStay VP PIMCO Real Return — Service Class	0.50%		0.25%	0.42%	1.17%	(—)	1.17%
MainStay VP S&P 500 Index — Service Class	0.24%		0.25%	0.04%	0.53%	(—)	0.53%
MainStay VP T. Rowe Price Equity Income — Service Class	0.74%		0.25%	0.04%	1.03%	(—)	1.03%
MainStay VP U.S. Government Money Market — Initial Class	0.39%		0.00%	0.05%	0.44%	(—)	0.44%
MainStay VP Unconstrained Bond — Service Class	0.58%		0.25%	0.14%	0.97%	(—)	0.97%
MainStay VP VanEck Global Hard Assets — Initial Class	0.89%		0.00%	0.05%	0.94%	(—)	0.94%
American Funds IS® Global Small Capitalization Fund— Class 4	0.70%		0.25%	0.29%	1.24%	(—)	1.24%
American Funds IS® New World Fund® — Class 4	0.72%		0.25%	0.31%	1.28%	(—)	1.28%
BlackRock® Global Allocation V.I. Fund — Class III	0.63%		0.25%	0.24%	1.12%	(0.13%)	0.99	%(c)
ClearBridge Variable Appreciation Portfolio — Class II	0.70%		0.25%	0.05%	1.00%	(—)	1.00%
Columbia Variable Portfolio — Commodity Strategy Fund — Class 2	0.63%		0.25%	0.11%	0.99%	(—)	0.99%
Columbia Variable Portfolio — Emerging Markets Bond Fund — Class 2	0.60%		0.25%	0.15%	1.00%	(—)	1.00%
Columbia Variable Portfolio — Small Cap Value Fund — Class 2	0.87%		0.25%	0.11%	1.23%	(—)	1.	23%
Dreyfus IP Technology Growth Portfolio — Service Shares	0.75%		0.25%	0.08%	1.08%	(—)	1.08%
Fidelity® VIP Contrafund® Portfolio — Service Class 2	0.55%		0.25%	0.08%	0.88%	(—)	0.88%
Fidelity® VIP Growth Opportunities Portfolio — Service Class 2	0.55%		0.25%	0.13%	0.93%	(—)	0.93%

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Fund	Management Fees(¶)	Distribution (12b-1) Fees(§)	Other Expenses	Total Fund Annual Expense(#)	Fee Waiver And/Or Expense Reimbursement		Total Fund Annual Expense after Fee Waiver And/Or Expense Reimbursement
Fidelity® VIP Mid Cap Portfolio — Service Class 2	0.55%	0.25%	0.08%	0.88%	(—)		0.88%
Janus Aspen Global Research Portfolio — Service Shares	0.56%	0.25%	0.11%	0.92%	(—)		0.92%
MFS® International Value Portfolio — Service Class	0.87%	0.25%	0.04%	1.16%	(0.01	%)(k)	1.15%
MFS® Investors Trust Series — Service Class	0.75%	0.25%	0.06%	1.06%	(0.02	%)(l)	1.04%
MFS® Research Series — Service Class	0.75%	0.25%	0.07%	1.07%	(0.02	%)(m)	1.05%
Morgan Stanley VIF U.S. Real Estate Portfolio — Class II	0.80%	0.25%	0.26%	1.31%	(0.11%)		1.20	%(f)
Neuberger Berman AMT Mid Cap Growth Portfolio — Class S	0.84%	0.25%	0.16%	1.25%	(—)		1.25%
PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged) — Advisor Class	0.75%	0.25%	0.03%	1.03%	(—)		1.03%
PIMCO VIT Low Duration Portfolio — Advisor Class	0.50%	0.25%	0.00%	0.75%	(—)		0.75%
PIMCO VIT Total Return Portfolio — Advisor Class	0.50%	0.25%	0.01%	0.76%	(—)		0.76%
Victory VIF Diversified Stock Fund — Class A Shares	0.30%	0.25%	0.53%	1.08%	(—)		1.08%

Please refer to the applicable fund prospectus for additional information.

¶	Management Fees may include Adviser and/or Administration Fees.
#	Shown as a percentage of average net assets for the fiscal year ended December 31, 2016, unless otherwise indicated. The Fund or its agents provided the fees and charges, which are based on 2016 expenses. We have not verified the accuracy of the information provided by the Fund or its agents.
(§)	Because the 12b-1 fee charge is an ongoing fee, the fee will increase the cost of your investment and may cost you more than paying other types of sales charges. The fees designated as “12b-1 fees” may reflect “Service Fees.”
(a)	New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed 1.71% of the average daily net assets of Service Class shares. This agreement expires on May 1, 2018, and may only be amended or terminated prior to that date by action of the Board.
(b)	New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.55% on assets up from $11 billion to $13 billion; and 0.525% on assets over $13 billion. This agreement expires on May 1, 2018, and may only be amended or terminated prior to that date by action of the Board.
(c)	As described in the “Management of the Funds” section of the Fund’s prospectus, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.50% of average daily net assets through April 30, 2018. BlackRock has also contractually agreed to reimburse fees in order to limit certain operational and recordkeeping fees to 0.07% of average daily net assets through April 30, 2018. Each of these contractual agreements may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.
(d)	As described in the “Management of the Funds” section of the Fund’s prospectus, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.50% of average daily net assets through April 30, 2018. BlackRock has also contractually agreed to reimburse fees in order to limit certain operational and recordkeeping fees to 0.05% of average daily net assets through April 30, 2018. Each of these contractual agreements may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.
(e)	Invesco has contractually agreed to waive a portion of the Fund’s management fee in an amount equal to the net management fee that Invesco earns on the Fund’s investments in certain affiliated funds, which will have the effect of reducing Acquired Fund Fees and Expenses. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2018. During its term, the fee waiver agreement cannot be terminated or amended to reduce the advisory fee waiver without approval of the Board of Trustees.
(f)	The Fund’s “Adviser,” Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Fund so that Total Annual Fund Operating Expenses, excluding

12

certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.20%. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Board of Directors of Morgan Stanley Variable Insurance Fund, Inc. (the “Company”) acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.
(g)	New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) portfolio fees and expenses) of Initial Class shares do not exceed 0.86% of the average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the Service Class shares. This agreement will remain in effect until May 1, 2018, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Portfolio.
(h)	Through April 30, 2018, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio’s total annual operating expenses at ratios no higher than 0.53% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired funds (underlying funds) fees and expenses (estimated at 1.08%). These agreements may only be terminated with the consent of the fund’s Board.
(i)	New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.785% on assets over $1 billion. This agreement will remain in effect until May 1, 2018, and may only be amended or terminated prior to that date by action of the Board.
(j)	New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.525% on assets over $1 billion. This agreement will remain in effect until May 1, 2018, and may only be amended or terminated prior to that date by action of the Board.
(k)	Massachusetts Financial Services Company has agreed in writing to bear the fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund’s investment activity), such that “Total Annual Fund Operating Expenses” do not exceed 1.15% of the class’ average daily net assets annually for Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue until at least April 30, 2018.
(l)	Massachusetts Financial Services Company has agreed in writing to bear the fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund’s investment activity), such that “Total Annual Fund Operating Expenses” do not exceed 1.04% of the class’ average daily net assets annually for Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue until at least April 30, 2018.
(m)	Massachusetts Financial Services Company has agreed in writing to bear the fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund’s investment activity), such that “Total Annual Fund Operating Expenses” do not exceed 1.04% of the class’ average daily net assets annually for Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue until at least April 30, 2018.
(n)	New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed 1.25% of the average daily net assets of Service Class shares. This agreement expires on May 1, 2018, and may only be amended or terminated prior to that date by action of the Board.

13

Examples

The table below will help you understand the various costs and expenses that you will bear directly and indirectly. The table reflects the Investment Division with the highest charges and expenses of the policy including, policyowner transaction expenses, the annual policy service charge (for policies with less than $100,000 Accumulation Value), separate account annual expenses, portfolio company fees and expenses and the highest possible combination of optional rider charges where indicated. Therefore, if your policy’s Accumulation Value exceeds that amount, the expenses would be slightly lower. For more information on the charges reflected in this table, see “CHARGES AND DEDUCTIONS” and the Fund prospectuses that accompany this Prospectus. NYLIAC may, where premium taxes are imposed by state law, deduct the premium taxes upon surrender of the policy or on the Annuity Commencement Date.

You would pay the following expenses on a $10,000 allocation in the Investment Division listed, assuming a 5% annual return on assets:

For Accumulation Value based M&E Charge New York Life Premier Variable Annuity II Policies applied for on or after May 1, 2016:

	Expenses if you annuitize your policy				Expenses if you surrender your policy				Expenses if you do not surrender your policy
Investment Division	1 yr	3 yr	5 yr	10 yr	1 yr	3 yr	5 yr	10 yr	1 yr	3 yr	5 yr	10 yr
MainStay VP Absolute Return Multi-Strategy—Service Class
without any Riders	$1,162.12	$1,285.10	$2,175.73	$4,387.10	$1,162.12	$1,867.40	$2,578.81	$4,417.10	$405.30	$1,285.10	$2,175.73	$4,387.10
with IPR Rider (10 yr Holding Period)	$1,287.08	$1,673.63	$2,795.50	$5,491.34	$1,287.08	$2,233.43	$3,173.52	$5,521.34	$540.30	$1,673.63	$2,795.50	$5,491.34
with ADBR Rider	$1,185.32	$1,357.49	$2,291.75	$4,596.45	$1,185.32	$1,935.68	$2,690.20	$4,626.45	$430.30	$1,357.49	$2,291.75	$4,596.45
with IPR & ADBR Riders	$1,310.08	$1,745.58	$2,910.27	$5,695.83	$1,310.08	$2,301.14	$3,283.60	$5,725.83	$565.30	$1,745.58	$2,910.27	$5,695.83

For Premium based M&E Charge New York Life Premier Variable Annuity II Policies applied for on or after May 1, 2016:

	Expenses if you annuitize your policy				Expenses if you surrender your policy				Expenses if you do not surrender your policy
Investment Division	1 yr	3 yr	5 yr	10 yr	1 yr	3 yr	5 yr	10 yr	1 yr	3 yr	5 yr	10 yr
MainStay VP Absolute Return Multi-Strategy—Service Class
without any Riders	$1,165.83	$1,293.93	$2,185.77	$4,390.72	$1,165.83	$1,875.72	$2,588.42	$4,420.72	$409.30	$1,293.93	$2,185.77	$4,390.72
with IPR Rider (10 yr Holding Period)	$1,290.76	$1,687.54	$2,822.22	$5,560.66	$1,290.76	$2,246.51	$3,199.16	$5,590.66	$544.30	$1,687.54	$2,822.22	$5,560.66
with ADBR Rider	$1,189.03	$1,367.24	$2,304.82	$4,612.12	$1,189.03	$1,944.86	$2,702.72	$4,642.12	$434.30	$1,367.24	$2,304.82	$4,612.12
with IPR & ADBR Riders	$1,313.76	$1,760.43	$2,940.08	$5,777.32	$1,313.76	$2,315.10	$3,312.21	$5,807.32	$569.30	$1,760.43	$2,940.08	$5,777.32

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For Accumulation Value based M&E Charge New York Life Premier Variable Annuity II Policies applied for before May 1, 2016:

	Expenses if you annuitize your policy				Expenses if you surrender your policy				Expenses if you do not surrender your policy
Investment Division	1 yr	3 yr	5 yr	10 yr	1 yr	3 yr	5 yr	10 yr	1 yr	3 yr	5 yr	10 yr
MainStay VP Absolute Return Multi-Strategy—Service Class
without any Riders	$1,171.86	$1,315.52	$2,224.55	$4,475.55	$1,171.86	$1,896.09	$2,508.11	$4,505.55	$415.80	$1,315.52	$2,224.55	$4,475.55
with IPR Rider (10 yr Holding Period)	$1,273.74	$1,631.76	$2,728.43	$5,370.54	$1,273.74	$2,194.02	$2,994.42	$5,400.54	$525.80	$1,631.76	$2,728.43	$5,370.54
with IPR Rider (10 yr Holding Period) Reset on or after May 1, 2016	$1,292.14	$1,689.26	$2,820.04	$5,533.27	$1,292.14	$2,248.13	$3,082.78	$5,563.27	$545.80	$1,689.26	$2,820.04	$5,533.27
with ADBR Rider	$1,204.34	$1,416.55	$2,385.93	$4,764.15	$1,204.34	$1,991.38	$2,664.76	$4,794.15	$450.80	$1,416.55	$2,385.93	$4,764.15
with IPR & ADBR Riders	$1,292.14	$1,689.26	$2,820.04	$5,533.27	$1,292.14	$2,248.13	$3,082.78	$5,563.27	$545.80	$1,689.26	$2,820.04	$5,533.27
with IPR (reset on/after	$1,310.54	$1,746.76	$2,911.66	$5,696.00	$1,310.54	$2,302.24	$3,171.14	$5,726.00	$565.80	$1,746.76	$2,911.66	$5,696.00
May 1, 2016) & ADBR

For Premium based M&E Charge New York Life Premier Variable Annuity II Policies applied for before May 1, 2016:

	Expenses if you annuitize your policy				Expenses if you surrender your policy				Expenses if you do not surrender your policy
Investment Division	1 yr	3 yr	5 yr	10 yr	1 yr	3 yr	5 yr	10 yr	1 yr	3 yr	5 yr	10 yr
MainStay VP Absolute Return Multi-Strategy—Service Class
without any Riders	$1,184.39	$1,352.24	$2,280.06	$4,564.05	$1,184.39	$1,930.72	$2,678.95	$4,594.05	$429.30	$1,352.24	$2,280.06	$4,564.05
with IPR Rider (10 yr Holding Period)	$1,286.16	$1,672.96	$2,798.65	$5,517.33	$1,286.16	$2,232.79	$3,176.55	$5,547.33	$539.30	$1,672.96	$2,798.65	$5,517.33
with IPR Rider (10 yr Holding Period) Reset on or after May 1, 2016	$1,304.56	$1,731.27	$2,892.94	$5,690.66	$1,304.56	$2,287.66	$3,266.99	$5,720.66	$559.30	$1,731.27	$2,892.94	$5,690.66
with ADBR Rider	$1,216.87	$1,454.56	$2,445.68	$4,869.40	$1,216.87	$2,027.22	$2,837.97	$4,899.40	$464.30	$1,454.56	$2,445.68	$4,869.40
with IPR & ADBR Riders	$1,304.56	$1,731.27	$2,892.94	$5,690.66	$1,304.56	$2,287.66	$3,266.99	$5,720.66	$559.30	$1,731.27	$2,892.94	$5,690.66
with IPR (reset on/after May 1, 2016) & ADBR	$1,322.96	$1,789.58	$2,987.23	$5,863.98	$1,322.96	$2,342.54	$3,357.43	$5,893.98	$579.30	$1,789.58	$2,987.23	$5,863.98

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QUESTIONS AND ANSWERS ABOUT NEW YORK LIFE PREMIER VARIABLE ANNUITY II

NOTE: The following section contains brief questions and answers about the New York Life Premier Variable Annuity II. You should refer to the body of this Prospectus for more detailed information.

1. What is the New York Life Premier Variable Annuity II?

The New York Life Premier Variable Annuity II is a Flexible Premium Deferred Variable Retirement Annuity Policy issued by NYLIAC. You may allocate premium payments to the Investment Divisions of the Separate Account, an Asset Allocation Model, as well as the DCA Advantage Account, and/or to the Fixed Account (See “ASSET ALLOCATION MODELS” for more information about which Asset Allocation Models are currently available to you.) The Accumulation Value will fluctuate according to the performance of the Investment Divisions or Asset Allocation Model selected, the deduction of the Separate Account charges, and the interest credited on amounts in the Fixed Account and the DCA Advantage Account.

2. Where can I allocate my premium payments?

(a) You can allocate your premium payments to one or more of the following Allocation Options:

(i) SEPARATE ACCOUNT

Separate Account III currently consists of 83 Investment Divisions, some of which may not be available under your policy. Separate Account IV currently consists of 60 Investment Divisions, some of which may not be available under your policy. The available Investment Divisions and Asset Allocation Models are listed on the first and second page of this Prospectus. They offer investments in domestic and international markets. When you allocate a premium payment to one of the Investment Divisions or an Asset Allocation Model, the Separate Account will invest your premium payment exclusively in shares of the corresponding Eligible Portfolio of the relevant Fund(s). You can allocate among a maximum of eighteen (18) Investment Divisions, plus the Fixed Account.

(ii) FIXED ACCOUNT

Each premium payment, or the portion of any premium payment you allocate to the Fixed Account will earn an interest rate at least equal to the guaranteed minimum interest rate.

(b) You can also allocate your premium payments to the DCA Advantage Account. NYLIAC will credit interest to amounts held in the DCA Advantage Account at rates we have set in advance. The DCA Advantage Account allows you to set up automatic dollar cost averaging from the DCA Advantage Account into the Investment Divisions, providing for automatic transfers to the Investment Divisions you select in six installments over a six month period. (See “THE DCA ADVANTAGE ACCOUNT.”)

3. Can I make transfers among the Investment Divisions, the Asset Allocation Models and the Fixed Account?

You can transfer all or part of the Accumulation Value of your policy between the Investment Divisions and one of the available Asset Allocation Models or from the Investment Divisions and/or an Asset Allocation Model to the Fixed Account at least 30 days before the Annuity Commencement Date (See “RIDERS — Investment Preservation Rider (optional) and Investment Preservation Rider 2.0 (optional)” for more information on transfer restrictions if the Investment Preservation Rider or Investment Preservation Rider 2.0 is selected). For Premium based M&E Charge policies, no transfers are allowed into the Fixed Account. For Account Value based M&E Charge policies, transfers to the Fixed Account from the Investment Divisions must be for at least $500. Generally, you can transfer a minimum amount of $25 into an Investment Division, unless we agree otherwise. You can make unlimited transfers each Policy Year subject to the Limits on Transfers. We currently do not charge for transfers. However, we reserve the right to charge up to $30 for each transfer after the first twelve in a given Policy Year. Please note that each transfer to or from an Asset Allocation Model counts as one transfer. (See “TRANSFERS.”)

All guarantees are subject to the claims paying ability of NYLIAC. No third party guarantees are involved.

You can make transfers from the Fixed Account and the DCA Advantage Account, subject to certain restrictions which may apply. (See “THE FIXED ACCOUNT” and “THE DCA ADVANTAGE ACCOUNT.”) In addition, you can request

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transfers through the traditional Dollar Cost Averaging, Automatic Asset Rebalancing or Interest Sweep options as described herein.

4. What charges are assessed against the policy?

Before the date we start making Income Payments under the policy, we will deduct a policy service charge of $30 on each Policy Anniversary or upon surrender of the policy if on that date the Accumulation Value is below $100,000. In addition, we also deduct a charge for certain mortality and expense risks (M&E Charge) NYLIAC assumes and for policy administration expenses. You may choose to have the M&E Charge assessed based on either the Accumulation Value of the policy or the Adjusted Premium Payments. You must choose your M&E Charge option prior to the issuance of the policy. Once the M&E Charge option is chosen it cannot be changed.

For Accumulation Value based M&E Charge policies applied for on and after May 1, 2016, the M&E Charge is 1.20% (annualized) of the daily average Variable Accumulation Value during the surrender charge period for the initial premium and 1.00% after the surrender charge period for the initial premium. For Premium based M&E Charge policies applied for on and after May 1, 2016, the M&E Charge is 1.30% (annualized) of the Adjusted Premium Payments during the surrender charge period for the initial premium and 1.10% after the surrender charge period for the initial premium.

For Accumulation Value based M&E Charge policies applied for before May 1, 2016, the M&E Charge is 1.30% (annualized) of the daily average Variable Accumulation Value during the surrender charge period for the initial premium and 1.10% after the surrender charge period for the initial premium. For Premium based M&E Charge policies applied for before May 1, 2016, the M&E Charge is 1.50% (annualized) of the Adjusted Premium Payments during the surrender charge period for the initial premium and 1.30% after the surrender charge period for the initial premium.

Premium based M&E Charges will be deducted from the Investment Divisions through a reduction in Accumulation Units each policy quarter (excluding premium payments allocated to the Fixed Account that are not transferred to the Investment Division). (See “MORTALITY AND EXPENSE RISK AND ADMINISTRATIVE COSTS CHARGE.”)

The amount of Premium based M&E Charges assessed to your policy will be unaffected by fluctuations in market performance. In a rising market, the Premium based M&E Charge structure will benefit the policyowner because the Premium based M&E Charge, when measured as a percentage of separate account assets, will be reduced. In a flat or declining market, the Premium based M&E Charge structure will result in an increase in the charge when measured against separate account assets. The amount of Accumulation Value based M&E Charges assessed to your policy will be affected by fluctuations in market performance. However, the Accumulation Value based M&E Charge structure may be more advantageous in a flat or declining market.

We impose a surrender charge on certain partial withdrawals and surrenders of the policies. This charge is assessed as a percentage of the amount withdrawn or surrendered during the first seven Payment Years following each premium payment. We keep track of each premium payment and assess a charge based on the length of time a premium payment is in your policy before it is withdrawn. The percentage declines after the first Payment Year as follows:

Payment Year	Surrender Charge
1	8%
2	7%
3	6%
4	5%
5	4%
6	3%
7	2%
8+	0%

For purposes of calculating the surrender charge, we treat withdrawals as coming from the oldest premium payment first (on a first-in, first-out basis).

You can make withdrawals from the policy free of surrender charges based on certain limitations. For policies issued to policyowners age 75 and under, in any one Policy Year, you may withdraw free of a surrender charge the greatest of (a) 10% of the Accumulation Value as of the last Policy Anniversary (10% of the premium payment if the withdrawal is made in the first Policy Year), less any prior Surrender Charge free withdrawals during the Policy Year; (b) the Accumulation Value less the accumulated premium payments; or (c) 10% of the Accumulation Value at the time of the

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withdrawal, less any prior Surrender Charge free withdrawals during the Policy Year. (See “CHARGES AND DEDUCTIONS—Surrender Charges” and “EXCEPTIONS TO SURRENDER CHARGES.”)

For policies issued to policyowners ages 76 to 80, in any one Policy Year, you may withdraw free of a surrender charge the greatest of (x) 50% of the Accumulation Value as of the last Policy Anniversary (50% of the premium payment if the withdrawal is made the first Policy Year); (y) the Accumulation Value less the accumulated premium payments; or (z) 50% of the Accumulation Value at the time of the withdrawal, less any prior Surrender Charge free withdrawals during the Policy Year. (See “CHARGES AND DEDUCTIONS—Exceptions to Surrender Charges.”)

If you select the Investment Preservation Rider or the Investment Preservation Rider 2.0 (“IPR” and “IPR 2.0”, respectively), we will deduct a charge on the first Business Day of the next policy quarter following each policy quarter that the rider is in effect, based on the amount that is guaranteed. (See “OTHER CHARGES—Investment Preservation Rider Charge and Investment Preservation Rider 2.0 Charge.”) In most jurisdictions, this charge will be deducted from each Investment Division and the DCA Advantage Account, in proportion to its percentage of the Accumulation Value. The maximum annual charge for IPR or IPR 2.0 is 2.00% for the 10 and 11 year terms and 1.50% for the 12-15 and 20 year terms of the amount that is guaranteed.

For IPR and IPR 2.0 riders applied for on or after May 1, 2016, the current charges range from 0.55% to 1.35% of the amount that is guaranteed, applied on a quarterly basis (0.1375% to 0.3375% per quarter), depending on the rider Holding Period you select.

For IPR riders applied for before May 1, 2016, the current charges range from 0.30% to 1.10% of the amount that is guaranteed, applied on a quarterly basis (0.075% to 0.275% per quarter), depending on the rider Holding Period you selected, except if you reset the guaranteed amount of the IPR on or after May 1, 2016. For IPR resets on or after May 1, 2016, the current charges range from 0.50% to 1.30% of the amount that is guaranteed, applied on a quarterly basis (0.125% to 0.325% per quarter) depending on the rider Holding Period you select.

To the extent permitted by law, we will also deduct a Rider Risk Charge Adjustment if you cancel the IPR or IPR 2.0. (See “OTHER CHARGES—Rider Risk Charge Adjustment (optional).”) The purpose of the Rider Risk Charge Adjustment is to help compensate us for financial losses that we may incur if the IPR or IPR 2.0 is cancelled. We do not expect to profit from this charge. We set both of these charges at our sole discretion, subject to the stated maximums. However, if you reset the IPR or IPR 2.0, the charge for the new reset amount will be based on the charges that are in effect at the time of the reset. This charge may be more or less than the charge being assessed to new issues of the IPR or IPR 2.0 Rider (“THE POLICIES – Riders –Investment Preservation Rider (optional) and Investment Preservation Rider 2.0 (optional”). You should consider the costs of cancelling the IPR or IPR 2.0 before you select it.

If you select the Annual Death Benefit Reset Rider (“ADBR”) (in jurisdictions where available), we will deduct a charge each policy quarter that the rider is in effect based on the amount that is reset on the last Policy Anniversary, less any Reset Value Proportional Reduction. This charge will be deducted from each Investment Division, the DCA Advantage Account and the Fixed Account, in proportion to its percentage of the Accumulation Value. The maximum annual charge is 1.00% of the amount that is reset on the last Policy Anniversary, applied on a quarterly basis. You should consult with your registered representative to determine the percentage we are currently charging before you select this rider. We may set a lower charge at our sole discretion.

For policies applied for on and after May 1, 2016, the current charge is 0.25% annually (0.0625% per quarter).

For policies applied for before May 1, 2016, the charges are as follows:

Age of Oldest Owner at Policy Issue	Annual Charge
65 or younger	0.30% (0.075% per quarter)
66 to 75 inclusive	0.35% (0.0875% per quarter)

For policies applied for before May 1, 2016, there is a discount if you selected the Investment Preservation Rider /Annual Death Benefit Reset Rider combination package (“IPR + ADBR”), we will deduct a reduced IPR and ADBR rider charge each policy quarter that the IPR + ADBR package is in effect. The maximum annual charge for the combination of the IPR and ADBR rider ranges from 2.00% to 2.50%, depending on the IPR Rider Holding Period you chose. With the IPR + ADBR package, the current ADBR rider charge is 0.25% of the amount that is reset on the last policy anniversary, adjusted for any withdrawals, applied on a quarterly basis. With the IPR + ADBR package, the current IPR rider charge ranges from 0.25% to 1.05% of the amount that is guaranteed under the IPR, applied on a quarterly basis, unless you reset the guaranteed amount of the IPR on and after May 1, 2016. With the IPR + ADBR

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package, for IPR Resets on and after May 1, 2016, the current IPR rider charge ranges from 0.45% to 1.25% of the amount that is guaranteed under the IPR, applied on a quarterly basis. Please note that if IPR is cancelled, the charge for the ADBR rider will revert to the charge that is assessed for that rider, if purchased separately.

Finally, the value of the shares of each Fund reflects advisory fees, administration fees and other expenses deducted from the assets of each Fund. (See the Fund prospectuses which accompany this Prospectus.)

5. What are the minimum initial and maximum additional premium payments?

For most policies, the minimum initial premium payment is $5,000. Additional premium payments must be at least $2,500 for Qualified Policies and $5,000 for Non-Qualified Policies or such lower amount as we may permit at any time. Subsequent premium payments must be sent to NYLIAC at one of the addresses listed in Question 17 of this Prospectus. We may agree to other methods of payment. The maximum aggregate amount of premium payments we accept without prior approval is currently $1,000,000. However, for Qualified Policies that amount could be lower because you may not make premium payments in excess of the amount permitted by law for the plan.

While IPR 2.0 is in effect, you may only make premium payments to your policy in the first Policy Year or after the IPR 2.0 Holding Period End Date.

Acceptance of initial and subsequent premium payments is subject to our Suitability Standards.

6. How are premium payments allocated?

If in Good Order, we allocate the initial premium payment to the Allocation Options you have selected within two Business Days after receipt at the Cleveland or Dallas Service Center. Subsequent premium payments will be allocated to your Policy at the close of the Business Day on which they are received by NYLIAC. (See “THE POLICIES—Policy Application and Premium Payments.”)

You may raise or lower the percentages (which must be in whole numbers) of the premium payment you place in each Allocation Option at the time you make a premium payment. The minimum amount which you may place in any one Investment Division or the Fixed Account is $25, or such lower amount as we may permit. The minimum amount which you may place in the DCA Advantage Account is $2,000. We reserve the right to limit the amount of a premium payment that may be placed in any one Allocation Option and the number of Allocation Options inclusively to which you may allocate your Accumulation Value. Acceptance of initial and subsequent premium payments is subject to our Suitability Standards.

7. What happens if premium payments are not made?

If we do not receive any premium payments for a period of two years, and the Accumulation Value of your policy would provide Income Payments of less than $20 per month on the Annuity Commencement Date, we reserve the right to terminate your policy subject to applicable state laws. We will notify you of our intention to exercise this right and give you 90 days to make a premium payment. If we terminate your policy, we will pay you the Accumulation Value of your policy in one lump sum.

8. Can I withdraw money from the policy before the Annuity Commencement Date?

You may make withdrawals from your policy before the Annuity Commencement Date. Your withdrawal request must be in Good Order before we will process it. Under most circumstances, you may make a minimum partial withdrawal of $500. Withdrawals may be subject to a surrender charge. In addition, you may have to pay income tax and a 10% penalty tax may apply if you are under age 59 1/2. (See “DISTRIBUTIONS UNDER THE POLICY” and “FEDERAL TAX MATTERS.”) Please note that certain withdrawal requests must be made in writing and sent to NYLIAC’s Variable Products Service Center. (See “DISTRIBUTIONS UNDER THE POLICY—Surrenders and Withdrawals—Partial Withdrawals and Periodic Partial Withdrawals.”)

9. How will NYLIAC make Income Payments on the Annuity Commencement Date?

We will make Income Payments on a fixed basis. We do not currently offer a variable Income Payment option. We will make payments under the Life Income – Guaranteed Period Payment Option over the life of the Annuitant(s) with a guarantee of 10 years of payments, even if the Annuitant dies sooner. Income Payments will always be the same specified amount. (See “DISTRIBUTIONS UNDER THE POLICY—INCOME PAYMENTS.”) We may offer other options, at our discretion, where permitted by state law.

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10. What happens if I die before the Annuity Commencement Date?

Unless amended by any rider attached to the policy, if you die before the Annuity Commencement Date, we will pay the Beneficiary(ies) under the policy an amount equal to the greatest of:

(a)	the Accumulation Value as of the day we receive a claim form in Good Order, or

(b)	the Return of Premium Death Benefit, or

(c)	the Accumulation Value as of the Policy Anniversary immediately following the expiration of the Surrender Charge Period for the first premium payment, plus any other premium payments made since that Policy Anniversary, reduced proportionally by any amounts withdrawn from the policy since that Policy Anniversary

If the Beneficiary is the spouse (as defined under Federal law) of the Owner, see Question 11. (Also see “DEATH BEFORE ANNUITY COMMENCEMENT” and “FEDERAL TAX MATTERS.”)

11. What happens if my spouse is the Beneficiary?

If you are the Owner and you die before the Annuity Commencement Date, your spouse (as defined under Federal law) may continue the policy as the new Owner if he/she is also the sole primary Beneficiary of the policy (for Non-Qualified, IRA, Roth IRA, SIMPLE IRA and SEP policies only; TSA and Inherited IRA policies are excluded). If you are also the Annuitant, your spouse will become the new Annuitant. If your spouse chooses to continue the policy, we will not pay the death benefit proceeds as a consequence of your death.

12. Can I return the policy after it is delivered?

You can cancel the policy within 10 days of delivery of the policy or such longer period as required under state law. To cancel your policy, you must return it to VPSC at one of the addresses listed in Question 15 of this Prospectus or to the registered representative through whom you purchased it, along with a written request for cancellation. Except where you are entitled by law to receive the total of premium payments less any prior partial withdrawals, we will promptly return the Accumulation Value, less any e-delivery credit, (see “THE POLICIES – Electronic Delivery”) calculated as of the Business Day that either the registered representative through whom you purchased the policy or VPSC receives the policy along with the written request for cancellation in Good Order, but without any deduction for premium taxes or a surrender charge. We will set forth this provision in your policy. (See “THE POLICIES—Your Right to Cancel (“Free Look”).”)

13. What about voting rights?

You can instruct NYLIAC how to vote shares of the Funds in which you have a voting interest through the Separate Account. (See “VOTING RIGHTS.”)

14. Are policy loans available?

If you have purchased an Accumulation Value based M&E Charge policy in connection with a Code Section 403(b) Tax-Sheltered Annuity (“TSA”) plan, you may be able to borrow some of your Accumulation Value subject to certain conditions. You may not borrow any portion of your Accumulation Value if you have purchased a Premium based M&E Charge policy in connection with a TSA plan. (See “LOANS.”)

15. Where do I send written service requests to the NYLIAC Variable Products Service Center?

Certain service requests, including but not limited to death benefit claims and surrenders, are required to be in writing. All written service requests must be sent to the NYLIAC Variable Products Service Center (“VPSC”) at one of the following addresses:

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Regular Mail	NYLIAC Variable Products Service Center Madison Square Station P.O. Box 922 New York, NY 10159

Express Mail	NYLIAC Variable Products Service Center 51 Madison Avenue Room 251 New York, NY 10010

Death Claim forms may also be submitted to	New York Life P.O. Box 130539 Dallas, TX 75313-0539

Written service requests will be effective as of the Business Day they are received in Good Order at VPSC at one of the addresses listed immediately above.

Faxed and e-mailed requests are not currently acceptable, however, we reserve the right to accept them at our discretion. All NYLIAC requirements must be met in order for us to process your service requests. Please review all service request forms carefully and provide all required information that is applicable to the transaction. If your request is not in Good Order, we will not be able to process it. We will make every reasonable attempt to notify you in writing of this situation. It is important that you inform NYLIAC of an address change so that you can receive important policy statements.

16. How do I contact NYLIAC by Telephone or by the Internet?

a. By Telephone:

Certain service requests, including but not limited to obtaining current unit values and speaking to a customer representative, may be made by telephone. For telephonic requests, you must contact the NYLIAC Interactive Voice Response System (“IVR”) toll-free by calling: (800) 598-2019. (See “THE POLICIES — Online Service and Interactive Voice Response System.”)

b. By Internet:

Certain service requests, including but not limited to transferring assets between investment options and e-mailing your registered representative, may be made via the Internet. For Internet-based requests, you must contact the “My Account” on www.newyorklife.com and enter your user name and password. (See “THE POLICIES — Online Service and Interactive Voice Response System.”)

We make IVR and online services available at our discretion. In addition, availability of IVR and online services may be interrupted temporarily at certain times. We do not assume responsibility for any loss if service through IVR or online service should become unavailable. E-mail inquiries that are non-transactional may be sent through the “My Account” on www.newyorklife.com once they have passed all security protocols to identify the policyowner.

You may authorize us to accept electronic instructions from a registered representative or the registered service assistant assigned to your policy in order to make premium allocations, transfers, partial withdrawals and changes to your investment objective and/or risk tolerance. You may also authorize your registered representative or registered service assistant to revise your Automatic Asset Rebalancing (AAR) arrangement. Your AAR will be cancelled if a premium allocation change or transfer is submitted on your behalf that is inconsistent with your current AAR arrangements. You may prevent this cancellation if a conforming AAR change is processed within one Business Day of the inconsistent premium allocation change or transfer.

To authorize the registered representative(s) or registered service assistants assigned to your policy to make premium allocations and transfers, you must send a completed Variable Product Electronic Trading Authorization Form to VPSC at one of the addresses listed in Question 15 of this Prospectus. We may revoke or deny Trading Authorization privileges for certain policyowners (See “Limits on Transfers”). Trading Authorization may be elected, changed or cancelled at any time. We will confirm all transactions in writing. Not all transactions are available on the Internet.

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NYLIAC is not liable for any loss, cost or expense for action on instructions which are believed to be genuine in accordance with these procedures. As these parties act on your behalf, you are responsible for and bear the consequence of their instructions and other actions, including any limits on transfers. Transfer requests received after the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern Time, or received on a non-Business Day, will be priced as of the next Business Day.

17. Where do I send subsequent premium payments and loan repayments?

Subsequent premium payments and loan repayments should be sent to one of the following addresses:

Regular Mail	NYLIAC 75 Remittance Drive Suite 3021 Chicago, IL 60675-3021

Express Mail	NYLIAC, Suite 3021 c/o The Northern Trust Bank 350 North Orleans Street Receipt & Dispatch, 8th Floor Chicago, IL 60654

If in Good Order, subsequent premium payments and loan repayments will be credited as of the close of the Business Day on which they are received at one of the addresses noted in this Question 17. Please note that initial premium payments are those made in connection with the issuance of a policy and are processed in accordance with our procedures. (See “THE POLICIES — Policy Application and Premium Payments.”)

While IPR 2.0 is in effect, you may only make premium payments to your policy in the first Policy Year or after the IPR 2.0 Holding Period End Date.

Acceptance of subsequent premium payments is subject to our Suitability Standards.

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FINANCIAL STATEMENTS

The consolidated balance sheet of NYLIAC as of December 31, 2016 and 2015, and the consolidated statements of income, of stockholder’s equity and of cash flows for each of the three years in the period ended December 31, 2016 (including the report of the independent registered public accounting firm) and each Separate Account’s statement of assets and liabilities as of December 31, 2016, and the statements of operations and of changes in net assets and the financial highlights for each of the periods indicated in the Financial Statements (including the report of the independent registered public accounting firm) are included in the SAI. The independent registered public accounting firm is PricewaterhouseCoopers LLP.

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CONDENSED FINANCIAL INFORMATION

The following Accumulation Unit values and the number of Accumulation Units outstanding for each Investment Division for each fiscal year ended December 31 presented below are derived from the financial statements audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The policies were first offered on May 1, 2015. Therefore, values and units shown for 2015 are for the period from May 1, 2015 to December 31, 2015. You should read this information in conjunction with the Separate Account’s audited financial statements and related notes that are included in the Statement of Additional Information.

For Accumulation Value based M&E Charge policies:

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
(Accumulation unit value in dollars and number of accumulation units in thousands)
MainStay VP Absolute Return Multi-Strategy – Service Class
2016	8.92	9.47	404
2015	10.00	8.92	83

MainStay VP Balanced – Service Class
2016	9.53	10.41	347
2015	10.00	9.53	78

MainStay VP Bond – Service Class
2016	9.82	9.95	123
2015	10.00	9.82	29

MainStay VP Common Stock – Service Class
2016	9.69	10.62	191
2015	10.00	9.69	33

MainStay VP Conservative Allocation – Service Class
2016	9.50	10.15	525
2015	10.00	9.50	106

MainStay VP Convertible – Service Class
2016	9.35	10.60	432
2015	10.00	9.35	139

MainStay VP Cornerstone Growth – Service Class
2016	9.74	9.95	18
2015	10.00	9.74	3

MainStay VP Cushing Renaissance Advantage – Service Class
2016	7.44	10.53	36
2015	10.00	7.44	9

MainStay VP Eagle Small Cap Growth – Service Class
2016	9.58	10.90	47
2015	10.00	9.58	7

MainStay VP Emerging Markets Equity – Service Class
2016	7.74	9.07	62
2015	10.00	7.74	32

MainStay VP Epoch U.S. Equity Yield – Service Class
2016	9.29	10.11	203
2015	10.00	9.29	39

MainStay VP Epoch U.S. Small Cap – Service Class
2016	9.38	10.96	57
2015	10.00	9.38	21

MainStay VP Floating Rate – Service Class
2016	9.65	10.34	390
2015	10.00	9.65	128

MainStay VP Government – Service Class
2016	9.86	9.81	34
2015	10.00	9.86	10

MainStay VP Growth Allocation – Service Class
2016	9.18	10.05	724
2015	10.00	9.18	226

MainStay VP High Yield Corporate Bond – Service Class
2016	9.36	10.77	1,538
2015	10.00	9.36	383

MainStay VP Income Builder – Service Class
2016	9.27	10.11	487

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	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
2015	10.00	9.27	117

MainStay VP International Equity – Service Class
2016	9.74	9.37	92
2015	10.00	9.74	36

MainStay VP Janus Balanced – Service Class
2016	9.72	10.18	526
2015	10.00	9.72	160

MainStay VP Large Cap Growth – Service Class
2016	10.14	9.92	307
2015	10.00	10.14	71

MainStay VP MFS® Utilities – Service Class
2016	8.22	9.52	820
2015	10.00	8.22	216

MainStay VP Mid Cap Core – Service Class
2016	9.24	10.41	167
2015	10.00	9.24	56

MainStay VP Moderate Allocation – Service Class
2016	9.42	10.08	1,033
2015	10.00	9.42	212

MainStay VP Moderate Growth Allocation – Service Class
2016	9.29	10.10	1,266
2015	10.00	9.29	345

MainStay VP PIMCO Real Return – Service Class
2016	9.47	9.93	118
2015	10.00	9.47	25

MainStay VP S&P 500 Index – Service Class
2016	9.72	10.73	662
2015	10.00	9.72	177

MainStay VP Small Cap Core – Service Class
2016(a)	10.00	11.80	49

MainStay VP T. Rowe Price Equity Income – Service Class
2016	9.10	10.83	189
2015	10.00	9.10	57

MainStay VP U.S. Government Money Market – Initial Class
2016	9.91	9.85	188
2015	10.00	9.91	116

MainStay VP Unconstrained Bond – Service Class
2016	9.47	10.15	1,172
2015	10.00	9.47	265

MainStay VP VanEck Global Hard Assets – Initial Class
2016	6.02	9.56	113
2015	10.00	6.02	49

American Funds IS® Global Small Capitalization Fund – Class 4
2016	9.21	9.74	42
2015	10.00	9.21	17

American Funds IS® New World Fund® – Class 4
2016	9.05	9.75	155
2015	10.00	9.05	39

BlackRock® Global Allocation V.I. Fund – Class III
2016	9.35	9.85	359
2015	10.00	9.35	97

BlackRock® High Yield V.I. Fund – Class III
2016	9.22	10.38	286
2015	10.00	9.22	94

Columbia Variable Portfolio – Commodity Strategy Fund – Class 2
2016	7.55	9.21	18
2015	10.00	7.55	4

Columbia Variable Portfolio – Emerging Markets Bond Fund – Class 2
2016	9.42	10.32	89
2015	10.00	9.42	5

Columbia Variable Portfolio – Small Cap Value Fund – Class 2
2016	9.14	12.11	72
2015	10.00	9.14	23

Deutsche Alternative Asset Allocation VIP – Class B
2016(a)	10.00	10.05	87

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	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
Dreyfus IP Technology Growth Portfolio – Service Shares
2016	10.00	10.38	116
2015	10.00	10.00	38

Fidelity® VIP Contrafund® Portfolio – Service Class 2
2016	9.58	10.37	1,003
2015	10.00	9.58	253

Fidelity® VIP Equity-Income Portfolio – Service Class 2
2016	9.23	10.97	127
2015	10.00	9.23	20

Fidelity® VIP Growth Opportunities Portfolio – Service Class 2
2016	9.94	9.90	103
2015	10.00	9.94	39

Fidelity® VIP Mid Cap Portfolio – Service Class 2
2016	9.31	10.56	193
2015	10.00	9.31	64

Invesco V.I. American Value Fund – Series II Shares
2016	8.66	10.32	49
2015	10.00	8.66	29

Invesco V.I. International Growth Fund – Series II Shares
2016	8.95	9.12	261
2015	10.00	8.95	64

Janus Aspen Global Research Portfolio – Service Shares
2016	9.00	9.35	45
2015	10.00	9.00	16

MFS® Investors Trust Series – Service Class
2016	9.67	10.48	166
2015	10.00	9.67	35

MFS® Research Series – Service Class
2016	9.66	10.49	28
2015	10.00	9.66	4

Morgan Stanley VIF U.S. Real Estate Portfolio – Class II
2016	10.14	10.38	89
2015	10.00	10.14	24

Neuberger Berman AMT Mid Cap Growth Portfolio – Class S
2016	9.35	9.93	228
2015	10.00	9.35	66

PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged) – Advisor Class
2016	9.81	10.29	643
2015	10.00	9.81	159

PIMCO VIT Low Duration Portfolio – Advisor Class
2016(a)	10.00	9.98	112

PIMCO VIT Total Return Portfolio – Advisor Class
2016	9.82	9.95	653
2015	10.00	9.82	152

Victory VIF Diversified Stock Fund – Class A Shares
2016	9.61	10.22	28
2015	10.00	9.61	6

(a)	For the Period May 1, 2016 (commencement of operations in the Separate Account) through December 31, 2016.

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For Premium based M&E Charge Policies:

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
(Accumulation unit value in dollars and number of accumulation units in thousands)
MainStay VP Absolute Return Multi-Strategy – Service Class
2016	9.00	8.99	2,192
2015	10.00	9.00	540

MainStay VP Balanced – Service Class
2016	9.62	10.58	697
2015	10.00	9.62	171

MainStay VP Bond – Service Class
2016	9.91	10.23	687
2015	10.00	9.91	189

MainStay VP Common Stock – Service Class
2016	9.78	10.64	884
2015	10.00	9.78	151

MainStay VP Conservative Allocation – Service Class
2016	9.58	10.17	1,204
2015	10.00	9.58	592

MainStay VP Convertible – Service Class
2016	9.43	10.55	964
2015	10.00	9.43	346

MainStay VP Cornerstone Growth – Service Class
2016	9.82	9.84	137
2015	10.00	9.82	46

MainStay VP Cushing Renaissance Advantage – Service Class
2016	7.51	9.65	282
2015	10.00	7.51	46

MainStay VP Eagle Small Cap Growth – Service Class
2016	9.66	10.60	231
2015	10.00	9.66	70

MainStay VP Emerging Markets Equity – Service Class
2016	7.80	8.27	217
2015	10.00	7.80	55

MainStay VP Epoch U.S. Equity Yield – Service Class
2016	9.37	9.80	794
2015	10.00	9.37	287

MainStay VP Epoch U.S. Small Cap – Service Class
2016	9.47	10.97	410
2015	10.00	9.47	126

MainStay VP Floating Rate – Service Class
2016	9.73	10.53	998
2015	10.00	9.73	296

MainStay VP Government – Service Class
2016	9.94	10.02	313
2015	10.00	9.94	94

MainStay VP Growth Allocation – Service Class
2016	9.26	9.93	5,103
2015	10.00	9.26	1,525

MainStay VP High Yield Corporate Bond – Service Class
2016	9.44	10.95	5,726
2015	10.00	9.44	1,498

MainStay VP Income Builder – Service Class
2016	9.35	10.19	1,079
2015	10.00	9.35	296

MainStay VP International Equity – Service Class
2016	9.83	9.32	405
2015	10.00	9.83	106

MainStay VP Janus Balanced – Service Class
2016	9.80	10.23	1,532
2015	10.00	9.80	339

MainStay VP Large Cap Growth – Service Class
2016	10.23	9.97	1,551
2015	10.00	10.23	433

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MainStay VP MFS® Utilities – Service Class
2016	8.29	9.21	2,491
2015	10.00	8.29	758

MainStay VP Mid Cap Core – Service Class
2016	9.32	10.34	904
2015	10.00	9.32	283

MainStay VP Moderate Allocation – Service Class
2016	9.51	10.09	2,149
2015	10.00	9.51	648

MainStay VP Moderate Growth Allocation – Service Class
2016	9.37	10.06	4,222
2015	10.00	9.37	1,209

MainStay VP PIMCO Real Return – Service Class
2016	9.55	10.03	485
2015	10.00	9.55	105

MainStay VP S&P 500 Index – Service Class
2016	9.80	10.92	2,604
2015	10.00	9.80	465

MainStay VP Small Cap Core – Service Class
2016(a)	10.00	11.89	360

MainStay VP T. Rowe Price Equity Income – Service Class
2016	9.18	10.88	686
2015	10.00	9.18	160

MainStay VP U.S. Government Money Market – Initial Class
2016	10.00	10.00	1,121
2015	10.00	10.00	337

MainStay VP Unconstrained Bond – Service Class
2016	9.55	10.24	4,857
2015	10.00	9.55	1,373

MainStay VP VanEck Global Hard Assets – Initial Class
2016	6.07	8.71	640
2015	10.00	6.07	185

American Funds IS® Global Small Capitalization Fund – Class 4
2016	9.29	9.46	161
2015	10.00	9.29	54

American Funds IS® New World Fund® – Class 4
2016	9.13	9.59	1,121
2015	10.00	9.13	331

BlackRock® Global Allocation V.I. Fund – Class III
2016	9.43	9.79	1,094
2015	10.00	9.43	298

BlackRock® High Yield V.I. Fund – Class III
2016	9.30	10.50	744
2015	10.00	9.30	223

Columbia Variable Portfolio – Commodity Strategy Fund – Class 2
2016	7.61	8.55	100
2015	10.00	7.61	9

Columbia Variable Portfolio – Emerging Markets Bond Fund – Class 2
2016	9.50	10.55	287
2015	10.00	9.50	18

Columbia Variable Portfolio – Small Cap Value Fund – Class 2
2016	9.22	12.24	422
2015	10.00	9.22	97

Deutsche Alternative Asset Allocation VIP – Class B
2016(a)	10.00	10.13	431

Dreyfus IP Technology Growth Portfolio – Service Shares
2016	10.08	10.52	558
2015	10.00	10.08	152

Fidelity® VIP Contrafund® Portfolio – Service Class 2
2016	9.67	10.42	5,144
2015	10.00	9.67	1,483

Fidelity® VIP Equity-Income Portfolio – Service Class 2
2016	9.31	10.95	460
2015	10.00	9.31	66

Fidelity® VIP Growth Opportunities Portfolio – Service Class 2
2016	10.03	10.04	461
2015	10.00	10.03	180

Fidelity® VIP Mid Cap Portfolio – Service Class 2
2016	9.39	10.51	785

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2015	10.00	9.39	251

Invesco V.I. American Value Fund – Series II Shares
2016	8.74	10.07	295
2015	10.00	8.74	104

Invesco V.I. International Growth Fund – Series II Shares
2016	9.03	8.96	1,497
2015	10.00	9.03	386

Janus Aspen Global Research Portfolio – Service Shares
2016	9.07	9.24	275
2015	10.00	9.07	80

MFS® Investors Trust Series – Service Class
2016	9.76	10.57	1,008
2015	10.00	9.76	219

MFS® Research Series – Service Class
2016	9.75	10.57	133
2015	10.00	9.75	25

Morgan Stanley VIF U.S. Real Estate Portfolio – Class II
2016	10.23	10.90	719
2015	10.00	10.23	186

Neuberger Berman AMT Mid Cap Growth Portfolio – Class S
2016	9.43	9.83	1,351
2015	10.00	9.43	401

PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged) – Advisor Class
2016	9.90	10.53	2,602
2015	10.00	9.90	878

PIMCO VIT Low Duration Portfolio – Advisor Class
2016(a)	10.00	10.06	448

PIMCO VIT Total Return Portfolio – Advisor Class
2016	9.90	10.16	2,487
2015	10.00	9.90	744

Victory VIF Diversified Stock Fund – Class A Shares
2016	9.70	10.07	23
2015	10.00	9.70	11

(a)	For the Period May 1, 2016 (commencement of operations in the Separate Account) through December 31, 2016.

29

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

AND THE SEPARATE ACCOUNT

New York Life Insurance and Annuity Corporation

New York Life Insurance and Annuity Corporation (“NYLIAC”) is a stock life insurance company incorporated in Delaware in 1980. NYLIAC is licensed to sell life, accident and health insurance and annuities in the District of Columbia and all states. In addition to the policies described in this Prospectus, NYLIAC offers life insurance policies and other annuities.

NYLIAC is a wholly-owned subsidiary of New York Life Insurance Company, a mutual life insurance company doing business in New York since 1845. NYLIAC held assets of $152.6 billion at the end of 2016. New York Life Insurance Company has invested in NYLIAC, and will occasionally make additional contributions to NYLIAC in order to maintain capital and surplus in accordance with state requirements. The obligations under the policies are obligations of NYLIAC.

The Separate Account

Separate Account-III was established on November 30, 1994 and Separate Account-IV was established on June 10, 2003, pursuant to resolutions of the NYLIAC Board of Directors. The Separate Accounts are registered as unit investment trusts with the Securities and Exchange Commission under the Investment Company Act of 1940. This registration does not signify that the Securities and Exchange Commission supervises the management, or the investment practices or policies, of the Separate Accounts.

Although the assets of the Separate Accounts belong to NYLIAC, these assets are held separately from our other assets. The Separate Accounts’ assets are not chargeable with liabilities incurred in any of NYLIAC’s other business operations (except to the extent that assets in the Separate Accounts exceed the reserves and other liabilities of that Separate Account). The income, capital gains and capital losses incurred on the assets of the Separate Accounts are credited to or charged against the assets of the Separate Accounts without regard to the income, capital gains or capital losses arising out of any other business NYLIAC may conduct. Therefore, the investment performance of the Separate Accounts is entirely independent of the investment performance of the Fixed Account, the DCA Advantage Account and any other separate account of NYLIAC.

Separate Account-III currently has 83 Investment Divisions, some of which may not be available under your policy. Separate Account IV has 60 Investment Divisions, some of which may not be available under your policy. The available Investment Divisions are listed on the first and second page of this Prospectus. Premium payments allocated to the Investment Divisions are invested solely in the corresponding Eligible Portfolios of the relevant Fund.

The Portfolios

The assets of each Eligible Portfolio are separate from the others and each such Portfolio has different investment objectives and policies. As a result, each Eligible Portfolio operates as a separate investment fund and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio. You can make or lose money in any of the Investment Divisions. Portfolios described in this Prospectus are different from portfolios that may have similar names but are available directly to the general public. The funds available directly to the general public may have the same adviser, same name, same investment objectives and policies, and substantially similar portfolio securities, but the investment performance may not be the same.

We offer no assurance that any of the Eligible Portfolios will attain their respective stated objectives.

The Funds also make their shares available to certain other separate accounts funding variable life insurance policies offered by NYLIAC. This is called “mixed funding.” The Funds also may make their shares available to separate accounts of insurance companies unaffiliated with NYLIAC. This is called “shared funding.” Although we do not anticipate any inherent difficulties arising from mixed and shared funding, it is theoretically possible that, due to differences in tax treatment or other considerations, the interests of owners of various policies participating in a certain Fund might at some time be in conflict. The Board of Directors/Trustees of each Fund, each Fund’s investment advisers, and NYLIAC are required to monitor events to identify any material conflicts that arise from the use of the Funds for mixed and shared funding. For more information about the risks of mixed and shared funding, please refer to the relevant Fund prospectus.

The Funds and Eligible Portfolios offered through this product are selected by NYLIAC based on several criteria, including asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. An affiliate of NYLIAC manages the Mainstay VP Funds Trust and that was a factor in its selection. Another factor that NYLIAC considers during the selection process is

30

whether the Fund or Eligible Portfolio or an affiliate of the Fund will compensate NYLIAC for providing administrative, marketing, and support services that would otherwise be provided by the Fund, the Fund’s investment adviser, or its distributor.

We receive payments or compensation from the Funds or their investment advisers, or from other service providers of the Funds (who may be affiliates of NYLIAC) in connection with administration, distribution, and other services we provide with respect to the Eligible Portfolios and their availability through the policies. These payments may be derived, in whole or in part, from the advisory fee charged by the Fund and deducted from Fund assets and/or from “Rule 12b-1” fees charged by the Fund and deducted from Fund assets. These payments are also a factor in our selection of Funds and Eligible Portfolios. NYLIAC may use these payments for any corporate purpose, including payment of expenses that NYLIAC and/or its affiliates incur in promoting, marketing, and administering the policies, and in its role as an intermediary of the Funds. Policyowners, through their indirect investment in the Funds, bear the costs of these advisory and 12b-1 fees.

The amounts we receive may be substantial, may vary by Eligible Portfolio, and may depend on how much policy value is invested in the particular Eligible Portfolio or Fund. NYLIAC and its affiliates may profit from these payments. Currently, we receive payments or revenue under various arrangements in amounts ranging from 0.15% to 0.35% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. We also receive compensation under various distribution services arrangements in amounts ranging from 0.05% to 0.25% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. The compensation that your registered representative receives remains the same regardless of which Investment Divisions you choose or the particular arrangements applicable to those Investment Divisions.

Asset Allocation Models

The Asset Allocation Models are available at no extra charge. You can select only one Asset Allocation Model at a time.

Each Asset Allocation Model specifies percentage allocations among various Investment Divisions available through your policy. If you wish to allocate your Accumulation Value to an Asset Allocation Model, you may do so by notifying us in writing at one of the addresses listed in Question 15 of this Prospectus.

The Asset Allocation Models are static, but gains and/or losses from the Funds in a model will cause the model’s original percentages to shift. However, amounts allocated to a model will be rebalanced to reflect the model’s original percentages using the policy’s Automatic Asset Rebalancing (“AAR”) feature, unless you opted not to have AAR applied to your policy. (See “THE POLICIES—Automatic Asset Rebalancing” for more information.) If you have selected the IPR or IPR 2.0, you cannot opt out of rebalancing, and your allocations to an Asset Allocation Model will be rebalanced quarterly to reflect the model’s original percentages.

The available Asset Allocation Models may change from time to time. We may create new Asset Allocation Models with asset allocations or Investment Divisions that vary from those of existing Asset Allocation Models. We will provide written notice if we offer new Asset Allocation Models, if there is a material change in our arrangement with NYLIM regarding the Asset Allocation Model program, or if we terminate our Asset Allocation Model program. We will not reallocate your Accumulation Value, or change your premium allocation instructions, in response to these changes. However, the Investment Divisions and allocation percentages for your model could change due to events such as mergers, substitutions, liquidations or closures. We will notify you in writing of any such events.

You can get information about new or updated Asset Allocation Models, or about Asset Allocation Models that are no longer available for new investment, by contacting your registered representative. You should consult your registered representative periodically to consider whether any Asset Allocation Model you have selected is still appropriate for you. If you wish to remove funds from your current Asset Allocation Model and/or allocate funds to a currently offered Asset Allocation Model, subject to investment restrictions for maintaining the Investment Preservation Rider, if applicable, you may do so by notifying us in writing at one of the addresses listed in Question 15 of this Prospectus.

The currently offered Asset Allocation Models are available to all policyholders. Any previously offered Asset Allocation Models are available only to those policyholders who allocated to those Asset Allocation Models when they were offered. You can select only one Asset Allocation Model at a time. If you transfer out of an Asset Allocation Model that is no longer offered, you will not be able to transfer back into that Asset Allocation Model. Transfers into or out of an Asset Allocation Model count as one transfer and are subject to the conditions and restrictions listed in “THE POLICIES”.

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You may change your allocation to a particular Asset Allocation Model at any time and reallocate your Accumulation Value to other Investment Divisions or another available Asset Allocation Model, subject to investment restrictions for maintaining the IPR or IPR 2.0, if applicable. For example, if you have allocated to an Asset Allocation Model and you later decide you prefer different percentage allocations among the Investment Divisions than those specified by the Asset Allocation Model, you will need to transfer out of that Asset Allocation Model and allocate your Accumulation Value to those Investment Divisions in the percentages you want. (See “THE POLICIES – Transfers”.) If you then want your Accumulation Value to remain at the new percentages you selected, you should ensure that the AAR feature is in effect and accurately reflects your choice of investment percentages for each Investment Division. (See “THE POLICIES – Automatic Asset Rebalancing”.) You may also have amounts held in the DCA Advantage Account or under the Interest Sweep option allocated to an Asset Allocation Model.

We have no discretionary authority or control over your investment decisions. The Asset Allocation Models are comprised of then available Investment Divisions and do not include the Fixed Account. We make available educational information and materials (e.g., risk tolerance questionnaire and Fund prospectuses) that can help you select an Asset Allocation Model, but we do not recommend any particular Asset Allocation Model or otherwise provide advice as to what Asset Allocation Model may be appropriate for you. Consequently, you are responsible for your decision to allocate your Accumulation Value to an Asset Allocation Model, and to select the Asset Allocation Model that is best for you.

Asset allocation does not guarantee that your Accumulation Value will increase or protect against losses in a declining market. Tools used to assess your risk tolerance, such as the Client Profile, may not be accurate and could be less effective if your circumstances change over time. We reserve the right to terminate or change the asset allocation program at any time. As noted above, if the program is terminated or changed, we will not reallocate your Accumulation Value. If you want to reallocate your Accumulation Value, you will need to send us a transfer request to one of the addresses in Question 15, by telephone, or through “My Account” at www.newyorklife.com. (See “THE POLICIES – Transfers”.)

An Asset Allocation Model may not perform as intended. Therefore, it may not achieve its investment objective or reduce volatility. When considering an Asset Allocation Model for your situation, you should consider your other assets, income and investments in addition to this policy. An Asset Allocation Model may perform better or worse than any single investment option or any other combination of investment options. In addition, the timing of your investment and any rebalancing may affect performance.

Because returns from each Investment Division in the Asset Allocation Models will vary, over time the percentage of your policy’s Accumulation Value that is allocated to each Investment Division in the Asset Allocation Model you select may not remain at the initial percentages. AAR will keep your Accumulation Value at these initial percentages and in line with your current investment objective. (See “THE POLICIES – Automatic Asset Rebalancing”.) Note that unless you instruct us otherwise in the application or in a subsequent notice, AAR will automatically be applied to your policy.

Rebalancing or periodic updating of Asset Allocation Models can cause the Eligible Portfolios underlying in the Investment Divisions that make up a model to need to raise cash for money flowing out of the Funds or vice versa. In order to raise cash, those Funds may need to sell assets at prices lower than otherwise expected, which can hurt Fund share prices. Moreover, large outflows of money from the Funds may increase the expenses attributable to the assets remaining in the Funds. These transactions and expenses can adversely affect the performance of the relevant Funds and of the Asset Allocation Models. In addition, these inflows and outflows may cause a Fund to hold a large portion of its assets in cash, which could detract from the achievement of the Fund’s investment objective, particularly in periods of rising market prices. For additional information regarding the risks of investing in a particular Fund, see that Fund’s prospectus.

Conflicts of Interest

New York Life Investment Management LLC (“New York Life Investments”), an affiliate of NYLIAC and the Investment Adviser to the MainStay VP Funds Trust, designed the Asset Allocation Models. While the Asset Allocation Models are designed to offer you a convenient way to make allocation decisions, you should be aware that New York Life Investments is subject to competing interests that may have influenced its decision-making with regard to the composition of the Asset Allocation Models. For example, because New York Life Investments receives fees for advising the MainStay VP Funds Trust, it benefits from including a relatively high percentage of these Investment Divisions in the Asset Allocation Models. MainStay VP Investment Divisions also predominate in the Asset Allocation Models because they represent the majority of Investment Divisions offered with the policy and are prevalent among the low- and moderate-risk Investment Divisions that make up the Asset Allocation Models. New York Life Investments also did not include certain

32

non-proprietary Investment Divisions in the Asset Allocation Models because their investment profile (e.g., sector-specific concentration or shifting asset composition) was determined to be incompatible with the risk and return profile of the Asset Allocation Models. As Investment Divisions may have been included in an Asset Allocation Model based on asset class exposure, they may have also been selected over Investment Divisions with better past investment performance or lower fees.

As noted above, we receive payments or compensation from the Funds or their Investment Advisers, or from other service providers of the Funds (who may be affiliates of NYLIAC) in connection with administration, distribution and other services that we provide with respect to the Eligible Portfolios and their availability through the policies. The amount of this revenue and how it is computed varies by Fund, may be significant, and may create conflicts of interest in the design of the Asset Allocation Models.

33

The Eligible Portfolios of the relevant Funds, along with their investment advisers, are listed in the following table:

FUND	INVESTMENT ADVISERS	ELIGIBLE PORTFOLIOS
MainStay VP Funds Trust	New York Life Investment	MainStay VP Conservative Allocation
	Management LLC	MainStay VP Growth Allocation
MainStay VP Moderate Allocation
MainStay VP Moderate Growth Allocation

	Subadviser:	MainStay VP Bond
	New York Life Investors LLC (“NYL	MainStay VP Floating Rate
	Investors”)	MainStay VP Indexed Bond
MainStay VP U.S. Government Money Market

	Subadvisers:	MainStay VP Absolute Return Multi-Strategy
Candriam France S.A.S., Cornerstone Capital Management Holdings (“Cornerstone”), Cushing Asset Management (“Cushing”),and MacKay Shields LLC (“MacKay”)

	Subadvisers:	MainStay VP Balanced
Cornerstone and NYL Investors

	Subadviser: Cornerstone	MainStay VP Common Stock
MainStay VP Cornerstone Growth
MainStay VP International Equity
MainStay VP Mid Cap Core
MainStay VP S&P 500 Index
MainStay VP Small Cap Core

	Subadviser: Cushing	MainStay VP Cushing Renaissance Advantage

Subadvisers:
	Candriam Belgium and Cornerstone	MainStay VP Emerging Markets Equity

	Subadviser:	MainStay VP Eagle Small Cap Growth
Eagle Asset Management, Inc.

	Subadviser: Epoch Investment	MainStay VP Epoch U.S. Equity Yield
	Partners, Inc. (“Epoch”)	MainStay VP Epoch U.S. Small Cap

	Subadviser:	MainStay VP Janus Balanced
Janus Capital Management LLC

	Subadviser: Massachusetts Financial	MainStay VP MFS® Utilities
Services Company (“MFS”)

Subadviser:
	Pacific Investment Management	MainStay VP PIMCO Real Return
Company LLC

	Subadviser:	MainStay VP T. Rowe Price Equity Income
T. Rowe Price Associates, Inc.

	Subadviser:	MainStay VP VanEck Global Hard Assets
Van Eck Associates Corporation

	Subadviser: MacKay	MainStay VP Convertible
MainStay VP Government
MainStay VP High Yield Corporate Bond
MainStay VP Unconstrained Bond

	Subadviser: Winslow Capital	MainStay VP Large Cap Growth
Management, Inc.

	Subadvisers: Epoch and MacKay	MainStay VP Income Builder

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FUND	INVESTMENT ADVISERS	ELIGIBLE PORTFOLIOS
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	Invesco Advisers, Inc.	Invesco V.I. American Value Fund Invesco V.I. International Growth Fund

American Funds Insurance Series®	Capital Research and Management Company (“CRMC”)	American Funds IS® Global Small Capitalization Fund American Funds IS® New World Fund®

BlackRock® Variable Series Funds, Inc.	BlackRock Advisors, LLC	BlackRock® Global Allocation V.I. Fund BlackRock® High Yield V.I. Fund

Legg Mason Partners Variable Equity Trust	Legg Mason Partners Fund Advisor, LLC Subadviser: ClearBridge Investments, LLC	ClearBridge Variable Appreciation Portfolio

Columbia Funds Variable Series Trust II Columbia Funds Variable Insurance Trust	Columbia Management Investment Advisers, LLC Commodity Strategy Subadviser: Threadneedle International Limited	Columbia Variable Portfolio — Commodity Strategy Fund Columbia Variable Portfolio — Emerging Markets Bond Fund Columbia Variable Portfolio — Small Cap Value Fund

Deutsche Variable Series II	Deutsche Investment Management Americas Inc. Subadviser: RREEF America LLC	Deutsche Alternative Asset Allocation VIP

Dreyfus Investment Portfolios	The Dreyfus Corporation	Dreyfus IP Technology Growth Portfolio

Fidelity® Variable Insurance Products Fund	Fidelity Management and Research Company (“FMR”) Subadvisers: FMR Co., Inc. (“FMRC”) and other investment advisers	Fidelity® VIP Contrafund® Portfolio Fidelity® VIP Equity-Income Portfolio Fidelity® VIP Growth Opportunities Portfolio Fidelity® VIP Mid Cap Portfolio

Janus Aspen Series	Janus Capital Management LLC	Janus Aspen Global Research Portfolio

MFS® Variable Insurance Trust MFS® Variable Insurance Trust II	Massachusetts Financial Services Company (“MFS”)	MFS® Investors Trust Series MFS® Research Series MFS® International Value Portfolio

Morgan Stanley Variable Insurance Fund, Inc.	Morgan Stanley Investment Management Inc.	Morgan Stanley VIF U.S. Real Estate Portfolio

Neuberger Berman Advisers Management Trust	Neuberger Berman Investment Advisers LLC	Neuberger Berman AMT Mid Cap Growth Portfolio

PIMCO Variable Insurance Trust	Pacific Investment Management Company LLC (“PIMCO”)	PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged) PIMCO VIT Low Duration Portfolio PIMCO VIT Total Return Portfolio

Victory Variable Insurance Funds	Victory Capital Management Inc.	Victory VIF Diversified Stock Fund

Please refer to the accompanying prospectuses of the respective Funds for a complete description of the Funds, the investment advisers, the sub-advisers, and the Portfolios. The Funds’ prospectuses should be read carefully before any

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decision is made concerning the allocation of premium payments to an Investment Division corresponding to a particular Eligible Portfolio.

NYLIAC does not provide investment advice and does not recommend or endorse any particular Eligible Portfolio or Portfolios. NYLIAC is not responsible for choosing the Investment Divisions or the amounts allocated to each. You are responsible for determining that these decisions are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Decisions regarding investment allocations should be carefully considered. You bear the risk of any decline in the value of your policy resulting from the performance of the Portfolios you have chosen.

You should consult with your registered representative to determine which combination of investment options is most appropriate for you, and periodically review your choices.

Certain portfolios, generally referred to as “funds of funds” or “master-feeder arrangements,” may invest all or substantially all of their assets in portfolios of other funds. In such cases, you will indirectly pay fees and expenses at both portfolio levels, which would reduce your investment return.

Hedging strategies may be employed by certain portfolios to attempt to provide downside protection during sharp downward movements in equity markets. The cost of these strategies could limit the upside participation of the portfolio in rising equity markets relative to other portfolios.

So-called “alternative” investment strategies may also be used by certain portfolios, which may involve non-traditional asset classes. These alternative investment strategies may be riskier than more traditional investment strategies and may involve leverage or use complex hedging techniques, such as options and derivatives. These may offer potential diversification benefits beyond traditional investment strategies.

Investment selections should be based on a thorough investigation of all of the information regarding the Eligible Portfolios that are available to you, including each Fund’s prospectus, statement of additional information, and annual and semi-annual reports. Other sources, such as the Fund’s website or newspapers and financial and other magazines, provide more current information, including information about any regulatory actions or investigations relating to a Fund or Eligible Portfolio. After you select Investment Divisions or an Asset Allocation Model for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

Money Market Fund Fees and Gates

The SEC has adopted rules that provide that all money market funds can impose liquidity fees and/or suspend redemptions under certain circumstances. The liquidity fees can be up to 2% of the amount redeemed, and the suspensions of redemptions (redemption “gates”) can last for ten (10) business days. Money market funds can impose these fees and gates (which could be applied to all policy transfers, surrenders, withdrawals and benefit payments from that portfolio) based on the liquidity of the fund’s assets and other factors.

All types of money market funds have the ability to impose these fees and gates, but government money market funds (that invest at least 99.5% of their assets in cash, U.S. government securities and/or repurchase agreements that are secured by cash or government securities) are less likely to impose fees and gates. Nevertheless, there remains a possibility that a government money market fund such as the MainStay VP U.S. Government Money Market Portfolio could impose such fees and gates, which could be applied to all policy transfers, surrenders, withdrawals and benefit payments from the portfolio.

Additions, Deletions, or Substitutions of Investments

NYLIAC retains the right, subject to any applicable law, to make additions to, deletions from, or substitutions for, the Eligible Portfolio shares held by any Investment Division. NYLIAC reserves the right to eliminate the shares of any of the Eligible Portfolios and to substitute shares of another portfolio of a Fund, or of another registered open-end management investment company. We may do this if the shares of the Eligible Portfolios are no longer available for investment or if we believe investment in any Eligible Portfolio would become inappropriate in view of the purposes of the Separate Account, which is to serve as the funding vehicle for the Policy and certain other variable annuity policies issued by NYLIAC. An investment in an Eligible Portfolio could become inappropriate if, for example, that Eligible Portfolio performs poorly, undergoes a significant management change, or changes its investment objective or investment policies such that they are no longer consistent with the purposes of the policies funded by the Separate Account.

To the extent required by law, we will not make substitutions of shares attributable to your interest in an Investment Division until you have been notified of the change. This does not prevent the Separate Account from purchasing other

36

securities for other series or classes of policies, or from processing a conversion between series or classes of policies on the basis of requests made by policyowners.

We may establish new Investment Divisions when we determine, in our sole discretion, that marketing, tax, investment, or other conditions so warrant. We will make any new Investment Divisions available to existing policyowners on a basis we determine. We may also eliminate one or more Investment Divisions, if we determine, in our sole discretion, that marketing, tax, investment, or other conditions warrant. Please note that any such changes could affect the performance of the Asset Allocation Models.

In the event of any substitution or change, NYLIAC may, by appropriate endorsement, change the policies to reflect such substitution or change. We also reserve the right to: (a) operate the Separate Account as a management company under the Investment Company Act of 1940, (b) deregister it under such Act in the event such registration is no longer required, (c) combine it with one or more other separate accounts, and (d) restrict or eliminate the voting rights of persons having voting rights as to the Separate Account as permitted by law.

Reinvestment

We automatically reinvest all dividends and capital gain distributions from Eligible Portfolios in shares of the distributing Portfolio at their net asset value on the payable date.

THE POLICIES

This is a flexible premium policy, which means additional premium payments can be made. The policy is issued on the lives of individual Annuitants.

The policies are variable. This means that the Accumulation Value will fluctuate based on the investment experience of the Investment Divisions or Asset Allocation Model you select, as well as the interest credited on the Fixed Account Accumulation Value and the DCA Advantage Account Accumulation Value. NYLIAC does not guarantee the investment performance of the Separate Account or of the Eligible Portfolios. You bear the entire investment risk with respect to amounts allocated to the Investment Divisions of the Separate Account or an Asset Allocation Model. We offer no assurance that the investment objectives of the Investment Divisions or an Asset Allocation Model will be achieved. Accordingly, amounts allocated to the Investment Divisions of the Separate Account or an Asset Allocation Model are subject to the risks inherent in the securities markets and, specifically, to price fluctuations in the Eligible Portfolios’ investments.

As the Owner of the policy, you have the right to (a) change a revocable Beneficiary, (b) name a new Owner (on Non-Qualified Policies only), (c) receive Income Payments, (d) name a Payee to receive Income Payments, and (e) transfer funds among the Investment Divisions. You cannot lose these rights. However, all rights of ownership cease upon your death.

The current policyowner of a Non-Qualified Policy has the right to transfer ownership to another person(s) or entity. To transfer ownership, the policyowner must complete our approved “Transfer of Ownership” form in effect at the time of the request. This change will take effect as of the date you signed the form, subject to any payment we made or other action we took before recording the change. Federal law requires all financial institutions to obtain, verify, and record information that identifies each person or entity that becomes the owner of an existing policy. This means the new policyowner(s) will be required to provide their name, address, date of birth, and other identifying information. To complete a transfer of ownership, the new policyowner(s) will also be required to submit financial and suitability information.

Certain provisions of the policies may be different than the general description in this Prospectus, and certain riders and options may not be available, because of legal requirements or restrictions in your state. See your policy for specific variations because any such state variations will be included in your policy or in riders or endorsements attached to your policy. See also “Appendix 3—State Variations” for specific information that may be applicable for your state.

Selecting the Variable Annuity That’s Right for You

In addition to the policies described in this Prospectus, we offer other variable annuities, each having different features, fees, and charges. Your registered representative can help you decide which is best for you based on your individual circumstances, time horizon, and policy feature preferences.

The availability of optional policy features may increase the cost of the policy. Therefore, when selecting a policy, you should consider what policy features you plan to use within your variable annuity. You should also consider the different surrender charge period associated with each policy in light of the length of time you plan to hold your policy (i.e., your

37

time horizon). If you intend to make multiple contributions to your policy over time, you may want to consider a surrender charge period that is based on the Policy Date. If you intend to make a single contribution or limited contributions over time, you may want to consider a policy with a surrender charge period that is based on each premium payment. In addition to the surrender charges, you should also evaluate the available policy features and the different fees associated with each of the features and of the policy.

You should consider the investment objectives, risks, charges and expenses of an investment carefully before investing. Both the product and underlying fund prospectuses contain this and other information about the variable annuities and underlying investment options. Your registered representative can provide you with prospectuses for one or more of these variable annuities and the underlying funds. Please read the prospectuses carefully before investing.

Qualified and Non-Qualified Policies

We designed the policies primarily for the accumulation of retirement savings, and to provide income at a future date by annuitizing the policy or purchasing future income through the Future Income Rider, if available (See Riders – “Future Income Rider” below, for more information). We issue both Qualified and Non-Qualified Policies. Both types of policies offer tax-deferred accumulation. You may purchase a Non-Qualified Policy to provide for retirement income other than through a tax-qualified plan. You may purchase a Qualified Policy for use with any one of the tax-qualified plans listed below. Other tax-qualified plan types may be made available in the future. For more information, contact your registered representative.

(1)	TSAs purchased by employees of certain tax-exempt organizations and certain state-supported educational institutions, in each case in accordance with the employer’s plan document and/or applicable tax requirements (see FEDERAL TAX MATTERS—Qualified Policies—Important Information Regarding Final Code Section 403 (b) Regulations). We will no longer be accepting contributions or issuing new policies for ERISA 403(b) plans);

(2)	Section 408 or 408A Individual Retirement Annuities (IRAs), including: Roth IRAs, Inherited IRAs, SEP and SIMPLE IRAs.

Please see “FEDERAL TAX MATTERS” for a detailed description of these plans.

If you are considering the purchase of a Qualified Policy or a Non-Qualified Policy to fund another type of tax- qualified retirement plan, such as a plan qualifying under Section 401(a) of the Code, you should be aware that this policy will fund a retirement plan that already provides tax deferral under the Code. Therefore, the tax deferral of the annuity does not provide additional benefits. However, this annuity is designed to provide certain payment guarantees and features other than tax deferral, some of which may not be available in other investments. There are fees and charges in an annuity that may not be included in other types of investments. These additional features and benefits include:

•	A guaranteed death benefit, as explained in this Prospectus.

•	The option for you to receive a guaranteed stream of Income Payments for life after you have owned the policy for one year.

•	The option to purchase a future income stream through a Future Income Rider, (not available for applications signed on or after May 1, 2017).

•	A Fixed Account that features a guaranteed fixed interest rate.

•	An optional Interest Sweep feature that automatically transfers interest earned on monies in the Fixed Account to Investment Divisions offered under the policy.

•	The flexibility to easily transfer money among Investment Divisions in the annuity managed by different investment managers and to have your investment mix automatically rebalanced periodically.

These features are explained in detail in this Prospectus. You should purchase this annuity with tax-qualified money because of the additional features the annuity provides and not for the tax deferral to which the tax-qualified plan is already entitled. You should consult with your tax or legal adviser to determine if the policy is suitable for your tax qualified plan. See Appendix 2 for more information about when the policy can be issued under certain types of qualified plans.

Policy Application and Premium Payments

To purchase a policy, you must complete an application. The application is sent by your registered representative to NYLIAC’s Cleveland or Dallas Service Center with your initial premium payment. (Initial premium payments received in connection with 1035 exchanges, rollovers and TSAs must be sent to either the Cleveland or Dallas Service Center, or

38

one of the addresses noted in Question 17 of this Prospectus.) If the application is in Good Order, we will credit the initial premium payment to the Allocation Options you have selected within two Business Days after receipt at the Cleveland or Dallas Service Center. (Or, in the case of initial premium payments received in connection with 1035 exchanges, rollovers and TSAs, at the Cleveland or Dallas Service Centers or at one of the addresses noted in Question 17 of this Prospectus.) If we cannot credit the initial premium payment within five Business Days after we receive it because the application is not in Good Order, we will contact you and explain the reason for the delay. Unless you consent to NYLIAC’s retaining the initial premium payment and crediting it as soon as the necessary requirements are fulfilled, we will refund the initial premium payment immediately; however, if you paid the initial premium by check, we can delay that refund payment until your check has cleared.

Acceptance of applications is subject to NYLIAC’s rules. We reserve the right to reject any application or initial premium payment. Generally, only one policyowner is named. If we issue a jointly owned policy, ownership rights and privileges under the policy must be exercised jointly and benefits under the policy will be paid upon the death of any joint owner. Acceptance of initial premium payments is subject to our Suitability Standards.

You may allocate premium payments in up to 18 of the Investment Divisions, some of which may not be available under your policy, one of the available Asset Allocation Models, as well as the DCA Advantage Account and the Fixed Account you have chosen immediately. If in Good Order, we will credit subsequent premium payments to the policy at the close of the Business Day on which they are received by NYLIAC. Moreover, you may increase or decrease the percentages of the premium payments (which must be in whole number percentages) allocated to each Allocation Option or the DCA Advantage Account at the time a premium payment is made.

Unless we permit otherwise, the minimum initial premium payment is $5,000 ($10,000 for policies issued in connection with a Pension/Keogh plan). You may make additional premium payments of at least $2,500 for Qualified Policies and $5,000 for Non-Qualified Policies, or such lower amount as we may permit at any time. For policies issued to persons age 75 or younger, additional premium payments can be made until 12 months after you reach age 75. For policies issued to persons age 76 to 80, additional premium payments can be made until 12 months after you reach age 80. The currently available methods of payment are direct payments to NYLIAC or any other method agreed to by us. The maximum aggregate amount of premium payments we accept is $1,000,000 without prior approval. The maximum aggregate amount of premiums is $1,000,000 across all New York Life Premier and New York Life Premier II Variable Annuity policies for policies issued to persons age 76 to 80 under the same Social Security or Tax ID number. NYLIAC reserves the right to limit the dollar amount of any premium payment. You must allocate a minimum of $2,000 to the DCA Advantage Account.

For Qualified Policies, you may not make premium payments in any Policy Year that exceed the amount permitted by the plan or applicable law.

While IPR 2.0 is in effect, you may only make premium payments to your policy in the first Policy Year or after the IPR 2.0 Holding Period End Date.

Acceptance of subsequent premium payments is subject to our Suitability Standards.

Tax-Free Section 1035 Exchanges

Subject to certain restrictions, you can make a tax-free exchange under Section 1035 of the Code of all or a portion of one annuity contract, or all of a life insurance policy for an annuity contract. Section 1035 also provides that an annuity contract may be exchanged in a tax-free transaction for a long-term care insurance policy. Before making an exchange, you should compare both contracts carefully. Remember that if you exchange a life insurance policy or annuity contract for the Contract described in this Prospectus:

•	you might have to pay a withdrawal charge on your previous contract,

•	there will be a new withdrawal charge period for this Contract,

•	other charges under this Contract may be higher (or lower),

•	the benefits may be different,

•	you will no longer have access to any benefits from your previous contract (or the benefits may be different), and

•	access to your cash value following a partial exchange may be subject to tax-related limitations.

If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax, including a 10% federal penalty tax, on the exchange. You should not exchange an existing life insurance policy or another annuity

39

contract for this Contract unless you determine that the exchange is in your best interest. New York Life may accept electronically transmitted instructions from your registered representative or from another insurance carrier for the purpose of effecting a 1035 exchange. If you contemplate such an exchange, you should consult a tax advisor to discuss the potential tax effects of such a transaction.

Payments Returned for Insufficient Funds

If your premium payment is returned for insufficient funds, we reserve the right to reverse the Investment Options chosen and charge you a $20 fee for each returned payment. In addition, the Fund may also redeem shares to cover any losses it incurs as result of a returned payment. If a payment is returned for insufficient funds for two consecutive periods, the privileges to pay by check or electronically will be suspended until VPSC receives a written request to reinstate it in Good Order at one of the addresses noted in Question 15 of this Prospectus, and we agree.

Your Right to Cancel (“Free Look”)

You can cancel the policy within 10 days of delivery of the policy or such longer period as required under state law. To cancel your policy, you must return it to VPSC at one of the addresses listed in Question 15 of this Prospectus or to the registered representative through whom you purchased it, with a written request for cancellation. Except where you are entitled by law to receive the total of premium payments less any prior partial withdrawals, we will promptly return the Accumulation Value, calculated as of the Business Day that either the registered representative through whom you purchased the policy or VPSC receives the policy along with a written request for cancellation in Good Order, less any e-delivery credit, (see “THE POLICIES – Electronic Delivery”), but without any deduction for premium taxes or a surrender charge. We will set forth the provision in your policy. See Appendix 3 for more information about free look provisions in particular states.

If you are entitled to receive the total of premium payments less any prior withdrawals, but your Accumulation Value is higher than that amount as of the date your written request for cancellation is received in Good Order, we will return the Accumulation Value, calculated as set forth above and subject to the deductions noted above.

Issue Ages

To purchase a Non-Qualified Policy you must not be older than age 80. The Owner, or if the policy is owned by an entity, the Annuitant must not be older than age 80.

For IRA, Roth IRA, SIMPLE IRA, TSA and SEP plans, you must also be the Annuitant. We can issue Qualified Policies if you are between the ages of 18 and 80 (between 0-80 for Inherited IRAs).

For policies issued to persons age 75 or younger, we will accept additional premium payments until 12 months after you reach age 75, unless otherwise limited by the terms of a particular plan. For policies issued to persons age 76 to 80, additional premium payments (up to a total of $1 million, including the initial premium payment) can be made until 12 months after you reach age 80, unless otherwise limited by the terms of a particular plan. This amount is aggregate across all New York Life Premier and Premier II Variable Annuity policies that are issued to persons age 76 to 80 under the same Social Security or Tax ID number.

In order to qualify for the above referenced maximum age limits to purchase a policy, the policy application must be signed and received at the NYLIAC Variable Products Service Center (“VPSC”) prior to the day the Owner, or if the policy is owned by an entity, the Annuitant becomes age 81. All funds must be received by VPSC no later than 60 days from the date the application is received at our service center. Any funds received after 60 days will be returned.

Transfers

You may transfer amounts between Investment Divisions of the Separate Account, an Asset Allocation Model or to the Fixed Account at least 30 days before the Annuity Commencement Date, although certain restrictions may apply with respect to transfers into the Fixed Account for Premium based M&E Charge policies, or if you elect the IPR or IPR 2.0. You may not make transfers into the DCA Advantage Account. Transfers made from the DCA Advantage Account to the Investment Divisions are subject to different limitations (See “THE DCA ADVANTAGE ACCOUNT”). No transfers are allowed from the DCA Advantage Account to the Fixed Account. Except in connection with transfers made pursuant to traditional Dollar Cost Averaging, Automatic Asset Rebalancing, Interest Sweep and the DCA Advantage Account, the minimum amount that you may transfer from one Investment Division to other Investment Divisions, an Asset Allocation Model or to the Fixed Account is $500. Except for traditional Dollar Cost Averaging, Automatic Asset Rebalancing, Interest Sweep and the DCA Advantage Account, if the value of the remaining Accumulation Units in an Investment Division would be less than $500 or the Fixed Account would be less than $25 after you make a transfer, we will transfer the entire value

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unless NYLIAC in its discretion determines otherwise. The amount(s) transferred to other Investment Divisions must be a minimum of $25 for each Investment Division.

There is no charge for the first twelve transfers in any one Policy Year. Any transfer into or out of an Asset Allocation Model counts as one transfer. NYLIAC reserves the right to charge up to $30 for each transfer in excess of twelve, subject to any applicable state insurance law requirements. Any transfer made in connection with traditional Dollar Cost Averaging, Automatic Asset Rebalancing, Interest Sweep or the DCA Advantage Account will not count as a transfer toward the twelve transfer limit. You may make transfers from the Fixed Account to the Investment Divisions in connection with Interest Sweep and in certain other situations. (See “THE FIXED ACCOUNT.”)

You can request a transfer by any of the four methods listed below. Transfer requests are subject to limitations and must be made in accordance with our established procedures. (See “Online Service and Interactive Voice Response System (IVR).”)

•	submit your request in writing on a form we approve to VPSC at one of the addresses listed in Question 15 of this prospectus (or any other address we indicate to you in writing);

•	use the IVR at 800-598-2019;

•	speak to a Customer Service Representative at 800-598-2019 on Business Days between the hours of 9:00 a.m. and 6:00 p.m. (Eastern Time); or

•	make your request through “My Account” at www.newyorklife.com.

We do not currently accept faxed or e-mailed transfer requests, however, we reserve the right to accept them at our discretion. NYLIAC is not liable for any loss, cost or expense for action based on telephone or electronic instructions which are believed to be genuine in accordance with these procedures. Transfer requests received after the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern Time or received on a non-Business Day, will be priced as of the next Business Day.

Limits on Transfers

Procedures Designed to Limit Potentially Harmful Transfers—This policy is not intended as a vehicle for market timing. Accordingly, your ability to make transfers under the policy is subject to limitation if we determine, in our sole opinion, that the exercise of that privilege may disadvantage or potentially hurt the rights or interests of other policyowners.

Any modification of the transfer privilege could be applied to transfers to or from some or all of the Investment Divisions. If not expressly prohibited by the policy, we may, for example:

•	reject a transfer request from you or from any person acting on your behalf;

•	restrict the method of making a transfer;

•	charge you for any redemption fee imposed by an underlying fund; or

•	limit the dollar amount, frequency, or number of transfers.

Currently, if you or someone acting on your behalf requests by telephone and/or electronically transfers into or out of one or more Investment Divisions or an Asset Allocation Model on three or more days within any 60-day period, we will send you a letter notifying you that the transfer limitation has been exceeded. If we receive an additional transfer request that would result in transfers into or out of one or more Investment Divisions or an Asset Allocation Model on three or more days within any 60-day period, we will process the transfer request. Thereafter, we will immediately suspend your ability to make transfers electronically and by telephone, regardless of whether you have received the warning letter. All subsequent transfer requests for your policy must then be made in writing through the U.S. mail or an overnight courier and received by VPSC at one of the addresses listed in Question 15 of this Prospectus. We will provide you with written notice when we take this action.

We currently do not include the following transfers in these limitations, although we reserve the right to include them in the future: transfers to and from the Fixed Account, the first transfer out of the MainStay VP U.S. Government Money Market Investment Division within six months of the issuance of a policy, and transfers made pursuant to the traditional Dollar Cost Averaging, DCA Advantage Account, Interest Sweep and Automatic Asset Rebalancing.

We may change these limitations or restrictions or add new ones at any time without prior notice; your policy will be subject to these changes regardless of the issue date of your policy. All transfers are subject to the limits set

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forth in this Prospectus in effect on the date of the transfer request, regardless of when your policy was issued. Note, also, that any applicable transfer rules, either as indicated above or that we may utilize in the future, will be applied even if we cannot identify any specific harmful effect from any particular transfer.

We apply our limits on transfers procedures to all owners of this policy without exception.

Orders for the purchase of Fund portfolio shares are subject to acceptance by the relevant Fund. We will reject or reverse, without prior notice, any transfer request into an Investment Division if the purchase of shares in the corresponding Fund portfolio is not accepted by the Fund for any reason. For transfers into multiple Investment Divisions, and/or an Asset Allocation Model the entire transfer request will be rejected or reversed if any part of it is not accepted by any one of the Funds. We will provide you with written notice of any transfer request we reject or reverse. You should read the Fund prospectuses for more details regarding their ability to refuse or restrict purchases or redemptions of their shares. In addition, a Fund may require us to share specific policyowner transactional data with them, such as taxpayer identification numbers and transfer information.

Risks Associated with Potentially Harmful Transfers—Our procedures are designed to limit potentially harmful transfers. However, we cannot guarantee that our procedures will be effective in detecting and preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other policyowners. The risks described below apply to policyowners and other persons having material rights under the policies.

•

We do not currently impose redemption fees on transfers or expressly limit the number or size of transfers in a given period. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than our procedures in deterring or preventing potentially harmful transfer activity.

•	Our ability to detect and deter potentially harmful transfer activity may be limited by policy provisions.

(1)	The underlying fund portfolios may have adopted their own policies and procedures with respect to trading of their respective shares. The prospectuses for the underlying fund portfolios, in effect at the time of any trade, describe any such policies and procedures. The trading policies and procedures of an underlying fund portfolio may vary from ours and be more or less effective at preventing harm. Accordingly, the sole protection you may have against potentially harmful frequent transfers is the protection provided by the procedures described herein.
(2)	The purchase and redemption orders received by the underlying fund portfolios reflect the aggregation and netting of multiple orders from owners of this policy and other variable policies issued by us. The nature of these combined orders may limit the underlying fund portfolios’ ability to apply their respective trading policies and procedures. In addition, if an underlying fund portfolio believes that a combined order we submit may reflect one or more transfer requests from owners engaged in potentially harmful transfer activity, the underlying fund portfolio may reject the entire order and thereby prevent us from implementing any transfers that day. We do not generally expect this to happen. Alternatively, Funds may request information on individual policyowner transactions and may impose restrictions on individual policyowner transfer activity.

•

Other insurance companies that invest in the Fund portfolios underlying this policy, may have adopted their own policies and procedures to detect and prevent potentially harmful transfer activity. The policies and procedures of other insurance companies may vary from ours and be more or less effective at preventing harm. If their policies and procedures fail to successfully discourage potentially harmful transfer activity, there could be a negative effect on the owners of all of the variable policies, including ours, whose variable investment options correspond to the affected underlying fund portfolios.

•	Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to among other things:

(1)	an adverse effect on portfolio management, such as:

(a)	impeding a portfolio manager’s ability to sustain an investment objective;

(b)	causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case; or

(c)	causing an underlying fund portfolio to liquidate investments prematurely (or at an otherwise inopportune time) in order to pay withdrawals or transfers out of the underlying fund portfolio.

(2)	increased administrative and Fund brokerage expenses.

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(3)	dilution of the interests of long-term investors in an Investment Division if purchases or redemptions into or out of an underlying fund portfolio are made when, and if, the underlying fund portfolio’s investments do not reflect an accurate value (sometimes referred to as “time-zone arbitrage” and “liquidity arbitrage”).

Speculative Investing

Do not purchase this policy if you plan to use it, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme. Your policy may not be traded on any stock exchange or secondary market. By purchasing this policy you represent and warrant that you are not using this policy, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme.

www.newyorklife.com and Interactive Voice Response System (IVR)

Through www.newyorklife.com and the IVR, you can get up-to-date information about your policy and request fund transfers and allocation changes. Through www.newyorklife.com, you can also request partial withdrawals. Policies that are jointly owned may not request transactions through www.newyorklife.com and through the IVR. We may revoke online service and IVR privileges for certain policyowners (see “Limits on Transfers”).

To enable you to access the IVR, you will automatically receive a Personal Identification Number (PIN). Along with your Social Security Number, the PIN will give you access to the IVR using the toll-free number 1-800-598-2019. You should protect your PIN and your Social Security number, because our self-service options will be available to anyone who provides your Social Security number and your PIN; we will not be able to verify that the person providing electronic service instructions via online service or IVR is you or is authorized by you.

In order to obtain policy information online at www.newyorklife.com, you are required to register for access. Visit www.newyorklife.com, click on “My Account” and then click the “Register Now” button to enroll. You will be required to register a unique User Name and Password to gain access. In a safe and secure environment, you can, among other things, access policy values, change your address, download service forms, view policy statements, and submit policy transactions.

As described herein, we will use reasonable procedures to make sure that the instructions we receive through www.newyorklife.com and IVR are genuine. We are not responsible for any loss, cost, or expense for any actions we take based on instructions received through IVR or online at www.newyorklife.com that we believe are genuine. We will confirm all transactions in writing.

Financial requests received after 4:00 p.m. (Eastern Time) or on non Business Days will be processed as of the next Business Day.

We make the online service at www.newyorklife.com or IVR available at our discretion. In addition, availability of online service or IVR may temporarily be interrupted at certain times. We do not assume responsibility for any loss while online service at www.newyorklife.com or IVR is unavailable. If you are experiencing problems, you can send service requests to us at one of the addresses listed in Question 15 of this Prospectus.

Online Service at www.newyorklife.com

Currently, online service at www.newyorklife.com is open Monday through Friday, from 7 a.m. until 4 a.m., Saturday, from 7 a.m. until 10 p.m. and Sunday from 7 a.m. until 8 p.m. (Eastern Time).

By clicking on “My Account” at www.newyorklife.com, you can:

•	e-mail your registered representative or VPSC;

•	obtain current policy values;

•	transfer assets between investment options;

•	request partial withdrawals;

•	change the allocation of future premium payments;

•	reset your password;

•	change your address;

•	obtain service forms;

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•	view and download policy statements;

•	modify an existing Automatic Asset Rebalancing arrangement;

•	change your phone number or e-mail address;

•	view and update beneficiary information;

•	update your Investor Profile; and

•	enroll in electronic delivery of select policy mailings and notifications.

The online service at www.newyorklife.com enables you to sign-up to receive future prospectuses and policyowner annual and semi-annual reports electronically for your Policy online at www.newyorklife.com and clicking on “My Account”. Electronic delivery is not available for policies that are owned by corporations, trusts or organizations at this time.

IVR

The IVR is available 24 hours a day, seven days a week.

The IVR enables you to:

•	obtain current Policy values;

•	transfer assets between investment options;

•	change the allocation of future premium payments; and

•	speak with one of our Customer Service Representatives on Business Days, between the hours of 9:00 a.m. to 6:00 p.m. (Eastern Time). We record all calls with our Customer Service Representatives.

Cybersecurity Risks

Our variable product business is highly dependent upon the effective operation of our computer systems (including online service at www.newyorklife.com, IVR, and other systems) and those of our business partners, so that our business is potentially susceptible to operational and information security risks resulting from a cyber-attack. These risks also apply to other insurance and financial services companies and businesses. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption, and unauthorized release of confidential customer information. Cyber-attacks affecting New York Life Insurance Company and any of its affiliates and other affiliated or unaffiliated third-party service providers may adversely affect us and your policy Accumulation Value. For instance, cyber-attacks may (i) interfere with our processing of policy transactions (including surrenders, withdrawals, loans and transfers) and the processing of orders from www.newyorklife.com, IVR, or with the underlying funds; (ii) impact our ability to calculate accumulation unit values and policy’s Accumulation Values: (iii) cause the release and possible destruction of confidential customer or business information; (iv) subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause us reputational damage. Cybersecurity risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your policy to lose value. There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your policy due to cyber-attacks or information security breaches in the future.

Registered Representative Actions

You may authorize a third party to have access to your policy information and to make fund transfers, allocation changes and other permitted transactions. To do so, you must send VPSC a Telephone Authorization Form in Good Order to one of the addresses noted in Question 15 of this Prospectus. The Customer Service Representative will require certain identifying information (Social Security Number, address of record, date of birth) before taking any requests or providing any information to ensure that the individual giving instructions is authorized. See “The Policies—Transfers” for information on how to transfer assets between Investment Divisions and/or an Asset Allocation Model.

NYLIAC does not permit former or current registered representatives to obtain authorization to effect policy transactions or access policy information through the Telephone Authorization Form.

You may authorize us to accept electronic instructions from a registered representative or a registered service assistant assigned to your policy in order to make premium allocations, transfers among investment options, Automatic

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Asset Rebalancing (AAR) updates, partial withdrawals and changes to your investment objective and/or risk tolerance. Your AAR will be cancelled if a premium allocation change or fund transfer is submitted on your behalf and the AAR is not also modified at that time to be consistent with your investment option transfer and premium allocation changes. To authorize the registered representative(s) or registered service assistants assigned to your policy to make premium allocations and transfers, you must send a completed Variable Product Electronic Trading Authorization Form to VPSC at one of the addresses listed in Question 15 of this Prospectus. You must provide a separate authorization to us in order for your registered representative or the registered service assistant assigned to your policy to be able to make online partial withdrawals on your behalf. Any online partial withdrawal is subject to dollar amount limits that we establish. We may revoke trading authorization privileges for certain policyowners (See “Limits on Transfers”). Trading authorization may be elected, changed or canceled at any time. We will confirm all transactions in writing. Not all transactions are available on the Internet.

NYLIAC is not liable for any loss, cost or expense for action on instructions which are believed to be genuine in accordance with the procedures. As these parties act on your behalf, you are responsible for and bear the consequences of their instructions and other actions, including any limits on transfers.

We may choose to accept forms you have completed that your registered representative or your local General Office transmits to us electronically via our internal secured network. We will accept electronically-transmitted service forms only. For information on how to initiate a transfer between Investment Divisions, or request a withdrawal, please refer to “THE POLICIES — Transfers” or “DISTRIBUTIONS UNDER THE POLICY — Partial Withdrawals”. We do not currently accept faxed or e-mailed requests for transactions affecting your investments under the policy, but reserve the right to accept them at our discretion.

If you select the IPR or IPR 2.0, there will be limitations on the ability of your registered representative to make certain of the transactions described in the sections that follow.

Electronic Delivery

We are required to send you, free of charge, annual updates to this prospectus, as well as annual and semi-annual financial reports from the Eligible Portfolios. If you register to have these documents sent to you using electronic delivery, we will apply a $30 e-delivery credit to your Accumulation Value in the Policy Year in which you register. We will apply this e-delivery credit only one time while this policy remains in force. If you cancel the electronic delivery of those documents, then reinstate electronic delivery later, you will not be entitled to another e-delivery credit. The e-delivery credit will be applied to the Allocation Options and/or the DCA Advantage Account in the same percentages used to allocate your premium payments. If you have selected e-delivery, we will still provide you, free of charge, paper copies of these documents upon request.

Dollar Cost Averaging (DCA) Programs

The main objective of dollar cost averaging is to achieve an average cost per Accumulation Unit that is lower than the average price per Accumulation Unit during volatile market conditions. Since you transfer the same dollar amount to an Investment Division with each transfer, you purchase more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Therefore, you may achieve a lower than average cost per unit if prices fluctuate over the long term. Similarly, for each transfer out of an Investment Division, you sell more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Dollar cost averaging does not assure a profit or protect against a loss in declining markets. Because it involves continuous investing regardless of price levels, you should consider your financial ability to continue to make purchases during periods of varying price levels. We do not count transfers under dollar cost averaging as part of your 12 free transfers each Policy Year. There is no charge imposed for the Dollar Cost Averaging programs.

We have set forth below an example of how dollar cost averaging works. In the example, we have assumed that you want to transfer $100 from the MainStay VP U.S. Government Money Market Investment Division to the MainStay VP Common Stock Investment Division each month. Assuming the Accumulation Unit values below, you would purchase the following number of Accumulation Units:

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Month	Amount Transferred	Accumulation Unit Value	Accumulation Units Purchased
1	$100	$10.00	10.00
2	$100	$8.00	12.50
3	$100	$12.50	8.00
4	$100	$7.50	13.33

Total	$400	$38.00	43.83

The average unit price is calculated as follows:
Total unit price	=	$38.00	=	$9.50

Number of months		4

The average unit cost is calculated as follows:
Total amount transferred	=	$400.00	=	$9.13

Total units purchased		43.83

In this example, with dollar cost averaging, you would have paid an average of $9.13 per unit while the average price per unit during the purchase period was $9.50. Keep in mind that it is also possible for dollar cost averaging to result in a loss. For example, if Accumulation Unit Values had increased rapidly over the four month period used in the example above, you would have achieved a lower average unit cost by making the entire purchase in the first month.

(a) Traditional Dollar Cost Averaging (not available with IPR or IPR 2.0)

This option, which is available at no additional cost, permits systematic investing to be made in equal installments over various market cycles to help reduce risk. You may specify, prior to the Annuity Commencement Date, a specific dollar amount to be transferred from any Investment Division to any combination of Investment Divisions and/or the Fixed Account. Please note that for Premium based M&E Charge policies, amounts cannot be transferred to the Fixed Account (if applicable) You will specify the Investment Divisions to transfer money from, the Investment Divisions and/or Fixed Account to transfer money to, the amounts to be transferred, the date on which transfers will be made, subject to our rules, and the frequency of the transfers (monthly, quarterly, semi-annually or annually). You may not use traditional dollar cost averaging to make transfers into or from an Asset Allocation Model. You may not make transfers from the Fixed Account, but you may make transfers into the Fixed Account. Each transfer from an Investment Division must be at least $100. You must have a minimum Accumulation Value of $2,500 to elect this option. Once all money has been allocated to the Investment Divisions of your choice or the balance in the Investment Division you are transferring from is less than $100, the traditional Dollar Cost Averaging option will cease. A new request must be submitted to reactivate this feature. NYLIAC may reduce the minimum transfer amount and minimum Accumulation Value at its discretion.

NYLIAC will make all traditional Dollar Cost Averaging transfers on the day of each calendar month that you specify or on the next Business Day (if the day you have specified is not a Business Day). You may specify any day of the month except the 29th, 30th, or 31st. In order to process transfers under our traditional Dollar Cost Averaging option, VPSC must have received a completed traditional Dollar Cost Averaging request form at one of the addresses listed in Question 15 of this Prospectus no later than five Business Days prior to the date transfers are to begin. You may also process a traditional Dollar Cost Averaging transfer by any other method we make available. If your traditional Dollar Cost Averaging request form for this option is received less than five Business Days prior to the date you request it to begin, the transfers will begin on the day of the month you specify in the month following the receipt of your request. All completed traditional Dollar Cost Averaging request forms must be sent to VPSC at one of the addresses listed in Question 15 of this Prospectus. Faxed and e-mailed requests are not currently acceptable, however, we reserve the right to accept them at our discretion.

You may cancel the traditional Dollar Cost Averaging option at any time. To cancel the traditional Dollar Cost Averaging Option, you must send a written cancellation request in Good Order to VPSC at one of the addresses listed in Question 15 of this Prospectus or contact us by phone at the number provided in Question 16 of this Prospectus. NYLIAC may also cancel this option if the Accumulation Value is less than $2,000, or such lower amount as we may determine. You may not elect the traditional Dollar Cost Averaging option if you have selected the Automatic Asset Rebalancing option. However, you have the option of alternating between these two features.

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(b) Dollar Cost Averaging Advantage Account

This feature, which is available at no additional cost, permits you to set up automatic dollar cost averaging using the DCA Advantage Account when an initial premium payment or a subsequent premium payment is made. The DCA Advantage Account transfers amounts automatically to the Investment Divisions you choose in six monthly increments, as described below, and pays you interest on amounts remaining in the account. We credit amounts in the DCA Advantage Account with interest. You can request the DCA Advantage Account in addition to traditional Dollar Cost Averaging, Automatic Asset Rebalancing or Interest Sweep. To set up a DCA Advantage Account you must send a completed DCA Advantage Account request form to VPSC at one of the addresses listed in Question 15 of this Prospectus.

You must allocate a minimum of $2,000 to the DCA Advantage Account. If you send less than the $2,000 minimum to be allocated to the DCA Advantage Account, the payment will be automatically applied to the Investment Divisions that you have specified to receive transfers from the DCA Advantage Account. You must specify the Investment Divisions or Asset Allocation Model into which transfers from the DCA Advantage Account are to be made. However, you may not select the DCA Advantage Account if its duration would extend beyond the Annuity Commencement Date. You may not make transfers from the DCA Advantage Account into the Fixed Account. We do not count transfers out of the DCA Advantage Account as part of your 12 free transfers each Policy Year. Dollar cost averaging will begin one month from the date NYLIAC receives the premium payment and transfers will be made on the same day (on the next Business Day if the day is not a Business Day) each subsequent month for the duration of the DCA Advantage Account. If a transfer is scheduled to occur on a day that does not exist in a month, it will be processed on the last day of that month or on the next Business Day if the last day of that month is not a Business Day. The amount of each transfer will be calculated at the time of the transfer based on the number of remaining monthly transfers and the remaining value in the DCA Advantage Account. For example, the amount of the first monthly transfer out of the DCA Advantage Account will equal 1/6 of the value of the DCA Advantage Account on the date of the transfer. The amount of each of the five remaining transfers will equal 1/5, 1/4, 1/3, 1/2 and the remainder of the balance, respectively, of the value of the DCA Advantage Account on the date of each transfer.

You may not have more than one DCA Advantage Account open at the same time. Accordingly, any subsequent premium payment we receive for a DCA Advantage Account that is already open will be allocated to that same DCA Advantage Account. The entire value of the DCA Advantage Account will be completely transferred to the Investment Divisions or Asset Allocation Model within the duration specified. For example, if you allocate an initial premium payment to the DCA Advantage Account under which the 6-month term will end on December 31, 2017 and you make a subsequent premium payment to the 6-month DCA Advantage Account before December 31, 2017, we will allocate the subsequent premium payment to the same 6-month DCA Advantage Account already opened and transfer the entire value of the 6-month DCA Advantage Account to the Investment Divisions or Asset Allocation Model by December 31, 2017 even though a portion of the money was not in that DCA Advantage Account for the entire 6-month period. If an additional premium payment is allocated to the DCA Advantage Account after the duration has expired, the DCA Advantage Account will be re-activated and will earn the interest rate in effect on the Business Day the new premium payment is received at VPSC.

You can make partial withdrawals and transfers (in addition to the automatic transfers described above) from the DCA Advantage Account. We will make partial withdrawals and transfers first from the DCA Advantage Account Accumulation Value attributed to the initial premium payment and then from the DCA Advantage Account Accumulation Value attributed to subsequent allocations in the order received.

You cannot make transfers into the DCA Advantage Account from any Allocation Option.

Automatic Asset Rebalancing (AAR)

This policy feature, which is available at no additional cost, allows you to automatically maintain the percentage of your Variable Accumulation Value allocated to each Investment Division at a pre-set level. Unless you opt out of AAR on your application or in a subsequent notice, or if the value of your policy is under $2,500, your policy will be subject to AAR.

AAR works as follows:

You might specify that 50% of the Variable Accumulation Value of your policy be allocated to the MainStay VP Convertible Investment Division and 50% of the Variable Accumulation Value be allocated to the MainStay VP International Equity Investment Division. Over time, the fluctuations in returns from each of these Investment Divisions will shift the percentages of your Variable Accumulation Value in each Investment Division. Using AAR, NYLIAC will

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automatically transfer your Variable Accumulation Value back to the percentages you specify. AAR also applies if your Variable Accumulation Value is allocated to an Asset Allocation Model.

You can choose to have AAR transfers made on your quarterly, semi-annual or annual policy anniversary.

If at any time you elected not to use the AAR feature and then change your mind, you must send a completed AAR request form to VPSC at one of the addresses listed in Question 15 of this Prospectus or by any other method we make available. VPSC must receive the completed AAR request form at least five Business days before the date transfers are scheduled to begin. If we receive your completed AAR request form less than five Business Days prior to the date you request it to begin, the rebalancing will begin on the next rebalancing date based on the rebalancing frequency you selected. Faxed and e-mailed requests are not currently acceptable, however, we reserve the right to accept them at our discretion. You may modify an existing AAR by contacting us by phone at the number provided in Question 16 of this Prospectus. We will suspend AAR automatically if the Variable Accumulation Value is less than $2,500 on a reallocation date. Once the Variable Accumulation Value equals or exceeds this amount, AAR will resume automatically as scheduled. There is no minimum amount that you must allocate among the Investment Divisions under this option. AAR will be cancelled if a premium allocation change or transfer is submitted on your behalf that is inconsistent with your current AAR arrangement. You may prevent this cancellation if a conforming AAR change is processed within one Business Day of the inconsistent premium allocation change or transfer.

You may cancel the AAR feature at any time by sending a written cancellation request in Good Order to VPSC at one of the addresses listed in Question 15 of this Prospectus or contact us by phone at the number provided in Question 16 of this Prospectus. You may not elect the AAR feature if you have selected the traditional Dollar Cost Averaging option. However, you have the option of alternating between these two features.

Interest Sweep

This option, which is available at no additional cost, allows the interest earned on monies allocated to the Fixed Account to be transferred from the Fixed Account to one or any combination of Investment Divisions or an Asset Allocation Model. You must specify the Investment Divisions and/or Asset Allocation Model, the frequency of the transfers (monthly, quarterly, semi-annually or annually), and the day of each calendar month to make the transfers (except the 29th, 30th and 31st of a month). NYLIAC will make all Interest Sweep transfers on the day of each calendar month you have specified or on the next Business Day (if the day you have specified is not a Business Day).

The Interest Sweep option may be utilized in addition to traditional Dollar Cost Averaging, Automatic Asset Rebalancing or the DCA Advantage Account. With an Asset Allocation Model, the Interest Sweep option may be utilized with Automatic Asset Rebalancing and the DCA Advantage Account. If an Interest Sweep transfer is scheduled for the same day as a transfer related to the traditional Dollar Cost Averaging option, the Automatic Asset Rebalancing option or the DCA Advantage Account, we will process the Interest Sweep transfer first.

You can cancel the Interest Sweep option at any time. To cancel the Interest Sweep Option, you must send a written cancellation request in Good Order to VPSC at one of the addresses listed in Question 15 of this Prospectus or contact us by phone at the number provided in Question 16 of this Prospectus. We may also cancel this option if the Fixed Account Accumulation Value is less than $2,000, or such a lower amount as we may determine. Please note that you must utilize the Interest Sweep option if 100% of your premium payments are allocated to the Fixed Account.

To establish a new Interest Sweep transfer after the option has been cancelled, you must send an Interest Sweep request form in Good Order to VPSC at one of the addresses listed in Question 15 of this Prospectus. You may also process an Interest Sweep transfer by any other method we make available. VPSC must receive an Interest Sweep request form in Good Order at least five Business Days prior to the date transfers are scheduled to begin. If VPSC does not receive an Interest Sweep request form in Good Order at least five Business Days prior to the date you request it to begin, transfers will begin on the day of the month you specify in the month following the receipt of your request. Faxed and e-mailed requests are not currently acceptable, however, we reserve the right to accept them at our discretion. The minimum Fixed Account Accumulation Value required to elect this option is $2,500, but this amount may be reduced at our discretion.

Accumulation Period

(a) Crediting of Premium Payments

You can allocate a portion of each premium payment to one or more Investment Divisions, one Asset Allocation Model, the DCA Advantage Account and/or the Fixed Account. The minimum amount that you may allocate to any one

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Investment Division or the Fixed Account is $25. The minimum that you can allocate to an Asset Allocation Model is $25 per Investment Division. You may also allocate all or a portion of each premium payment to the DCA Advantage Account. The minimum amount that you may allocate to the DCA Advantage Account is $2,000. (See “THE DCA ADVANTAGE ACCOUNT.”) We will allocate additional premium payments to the Allocation Options and/or the DCA Advantage Account at the close of the Business Day on which they are received by NYLIAC.

We will credit amounts that you allocate to an Investment Division (or to each of the Investment Divisions that make up an Asset Allocation Model) in the form of Accumulation Units. We determine the number of Accumulation Units we credit to a policy by dividing the amount allocated to each Investment Division by the Accumulation Unit value for that Investment Division as of the close of the Business Day we are making this calculation. The value of an Accumulation Unit will vary depending on the investment experience of the Portfolio in which the Investment Division invests. The number of Accumulation Units we credit to a policy will not, however, change as a result of any fluctuations in the value of an Accumulation Unit. (See “THE FIXED ACCOUNT” for a description of interest crediting.)

(b) Valuation of Accumulation Units

The value of Accumulation Units in each Investment Division will change daily to reflect the investment experience of the corresponding Portfolio as well as the deduction of the Separate Account charges. The Statement of Additional Information contains a detailed description of how we value the Accumulation Units.

Riders

At no additional charge, we currently include a Living Needs Benefit/Unemployment Rider with all policies.

The Future Income Rider was included with most policies issued prior to May 1, 2017 at no additional charge; however, effective May 1, 2017, the Future Income Rider is not available for applications signed on or after May 1, 2017.

For an additional cost we also offer the IPR, IPR 2.0 and the Annual Death Benefit Reset Rider. The riders are only available in those states where they have been approved. See below for descriptions of each rider. Please consult with your registered representative regarding the availability of these riders in your jurisdiction. Please note that benefits payable under the riders are payable from NYLIAC’s general account and are subject to the claims paying ability of NYLIAC. No third party guarantees are involved.

The IPR and IPR 2.0 may be appropriate for individuals who appreciate the upside potential that comes with market participation, but are also highly sensitive to protecting their initial premium payment over a pre-determined Holding Period (10-15 or 20 years). These riders can allow you to allocate funds to the Investment Divisions with greater confidence by understanding that if your allocations perform poorly over the rider’s Holding Period, you will not receive less than the rider’s guaranteed amount when the Holding Period ends.

The Annual Death Benefit Reset (“ADBR”) rider may be appropriate for individuals who are looking to protect the amount of the initial death benefit and potentially increase it through annual “step-ups” (up to age 80) that are based on gains in the Accumulation Value resulting from favorable Investment Division performance.

(a) Living Needs Benefit/Unemployment Rider

This rider is available at no additional cost. Rider benefits and requirements to qualify for the rider benefits may not be the same in all jurisdictions. In Connecticut, the rider is named the “Living Needs Benefit Rider” and the Unemployment and disability portions of the rider are not available. In New York, the rider is named “Waiver Of Surrender Charges For Living Needs Qualifying Events” and the Unemployment portion of the rider is not available. In New Jersey, the rider is named the “Living Needs Benefit Rider” and the Unemployment portion of the rider is not available.

The Living Needs Benefit/Unemployment Rider provides for an increase in the amount that can be withdrawn from your policy without a surrender charge when certain qualifying events occur. With this rider you may be eligible to receive all or a portion of the Accumulation Value of your policy without paying a surrender charge if you provide satisfactory proof that a Qualifying Event (as defined below) has occurred. In order to receive the benefit associated with this rider, your policy must have been in force for at least one year and have a minimum Accumulation Value of $5,000 and the Qualifying Event must occur on or after the Policy Date. For the Disability portion of the rider, any withdrawal after your 66th birthday will not be eligible for the rider benefit and surrender charges may apply. In addition, none of the benefits of this rider are available for policies where any Owner(s) has attained their 86th birthday on the Policy Date. If the Owner(s) is not a natural person, all restrictions and benefits of the rider are based on the Annuitant.

The types of Qualifying Events are defined as follows:

(a) Health Care Facility: The Owner is enrolled and living in a Health Care Facility for 60 consecutive days.

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(b) Terminal Illness: A determination by a licensed physician that the Owner has a life expectancy of 12 months or less.

(c) Disability: A determination by a licensed physician that the Owner has a disability that prevents them from performing any work for pay or profit for at least 12 consecutive months.

(d) Unemployment: A determination letter from the applicable state’s Department of Labor that the Owner qualifies for and has been receiving state unemployment benefits for 60 consecutive days.

A Health Care Facility is defined as a state licensed/certified nursing home/assisted living facility. In addition, we may also require proof of continued disability as of the date of the withdrawal.

You will be able to receive benefits under this rider the later of the date you meet the above requirements or the date we receive your documentation in Good Order at VPSC at one of the addresses listed in Question 15 of this Prospectus.

(b) The Future Income Rider

Effective May 1, 2017, the Future Income Rider (“FIR”) is not available for applications signed on or after May 1, 2017. The FIR was included with most policies issued prior to May 1, 2017 at no additional charge. (other than certain qualified plans; see Appendix 2 for more information). The FIR allows you to apply a portion of your policy’s Variable Accumulation Value to purchase a stream of guaranteed annuity income payments for the lifetime of the Annuitant(s) (a “Future Income Purchase”), starting on the Future Income Start Date. Future Income Purchases are maintained in NYLIAC’s general account, and guarantees under the FIR are backed solely by the claims-paying ability of the NYLIAC general account.

Future Income Purchases. You can choose if and when to make a Future Income Purchase, subject to an initial waiting period. Generally, you must wait until after the first Policy Anniversary following a Premium Payment to make a Future Income Purchase using amounts from that Premium Payment. However, before the first Policy Anniversary, you can make Future Income Purchases that are less than or equal to the amount by which the Accumulation Value exceeds the value of Premium Payments during that time. After the waiting period, you can make a Future Income Purchase at any time before you annuitize the policy and until two years before the Future Income Start Date. You choose a Future Income Start Date when you make your first Future Income Purchase. Currently, there is no limit on the total number of Future Income Purchases you can make while your policy is in effect. However, in the future we may limit the total number of Future Income Purchases you can make. If we decide to impose a limit, we will provide you with at least thirty (30) days notice. Future Income Purchases are not required.

The minimum Future Income Purchase amount is $5,000 for the initial Future Income Purchase, and $100 for subsequent purchases. Total Future Income Purchases cannot be more than $1,000,000. You can make no more than twelve (12) Future Income Purchases in any Policy Year. Future Income Purchases are made through deductions taken from your Policy’s Variable Accumulation Value. To make a Future Income Purchase, you can send a written request to one of the addresses provided in Question 15 of this Prospectus. We will process your request at the close of the Business Day on which it is received by NYLIAC. NYLIAC may limit total Future Income Purchases to 25% of Accumulation Value in a given Policy Year. If we decide to impose a limit, we will provide you with at least thirty (30) days notice.

When you make a Future Income Purchase, you can specify from which Investment Divisions the Future Income Purchase amount should be deducted. You can choose to fund the Future Income Purchase with a pro-rata deduction from all your Investment Divisions, or you can select particular Investment Divisions from which to deduct the Future Income Purchase amount, unless you have elected the IPR. Because of the Investment Division restrictions with the IPR, deductions from the Investment Divisions for Future Income Purchase will be made on a pro-rata basis while the IPR is in effect. You cannot use amounts in the DCA Advantage Account or the Fixed Account for a Future Income Purchase. There are no surrender charges on amounts deducted from your Variable Accumulation Value to make a Future Income Purchase. For the purposes of calculating the guaranteed amount under the IPR or the amount of a death benefit under the base policy or the ADBR, a Future Income Purchase will be considered to be a withdrawal from the policy, and will proportionally reduce the guaranteed amounts under these riders.

You can also make Future Income Purchases on a recurring basis by setting up systematic Future Income Purchases. VPSC must receive a completed Future Income Purchase Form requesting systematic purchases at least five (5) Business Days before the date purchases are scheduled to begin. If your request for this option is received less than five (5) Business Days prior to the date you request purchases to begin, the systematic purchases will begin the month following the receipt of your request on the day of the month you specified, or if that day is not a Business Day, on the next Business Day.

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The amount of future income purchased depends on the Future Income Purchase rate in effect on the day you make the purchase, as determined by NYLIAC, well as other factors, including the Age and sex of the Annuitant(s), the Future Income Purchase amount and the length of time before Future Income Payments are scheduled to begin. After each Future Income Purchase, we will send you a confirmation statement containing the amount of income you purchased.

You can cancel a Future Income Purchase by sending a written notice to one of the addresses provided in Question 15 of this Prospectus within ten (10) days after you receive written confirmation of that Future Income Purchase. If you do not cancel a Future Income Purchase, it will be deemed final and will be used to provide the Future Income Payment amount noted in the confirmation. Once final, the amount of the Future Income Purchase cannot be returned to the Investment Divisions and cannot be withdrawn or surrendered. If you cancel a Future Income Purchase, you cannot make another Future Income Purchase for ninety (90) days from the date of the cancelled purchase. Any Variable Accumulation Value used for a Future Income Purchase can only be accessed through the receipt of Future Income Payments, starting on the Future Income Start Date. Once a portion of your Variable Accumulation Value is used to make a Future Income Purchase, it is no longer available to you on a full or partial surrender of your Policy, or upon a full or partial annuitization, unless the Future Income Purchase is reversed during the cancellation period. Accordingly, before making a Future Income Purchase, you should consider your liquidity needs. Variable Accumulation Value used to make Future Income Purchases is no longer invested in the Investment Divisions, and will not earn any interest.

Future Income Payments. If an Annuitant is living, we will make Future Income Payments to the Payee you designate, beginning on the Future Income Start Date. Future Income Payments will continue for the lifetime of the Annuitant (or last surviving Annuitant, for joint Annuitant policies). The amount of a Future Income Payment is based on, among other things, the Future Income Purchase rates in effect when you make the Future Income Purchase, the Age and sex of the Annuitant(s), the Future Income Purchase amount and the length of time before Future Income Payments are scheduled to begin. The guaranteed lifetime income from the FIR could be higher or lower than the amount you might receive if you purchased a similar product that is offered by us or by another company.

If you choose to make multiple Future Income Purchases, the amount of your Future Income Payments will be greater after each purchase. We will send you a written confirmation of the change in the Future Income Payment amount after each purchase. Please refer to the rider Data Page for more information about how the Future Income Purchase rate and the resulting Future Income Payment amount are determined.

Full or partial surrenders or annuitizations will not affect Future Income Payment amounts. Please note, however, even if you surrender the Policy, we will not make any Future Income Payments until the Future Income Start Date.

You can make a one-time change to the Future Income Start Date that you chose when you made your first Future Income Purchase. The earliest Future Income Payment Start Date you can change to is thirteen (13) months from the date of your last Future Income Purchase, and the latest date is five (5) years after the original Future Income Start Date you chose, or the year in which the Annuitant (oldest joint Annuitant, if applicable) is age 85 (age 70 1/2 for IRAs), if earlier. Also note that with Traditional IRA policies, the Future Income Start Date cannot be deferred later than April 1 of the year following the year when the Owner reaches age 70 1/2. For Qualified Policies, a change in the Future Income Start Date to an earlier date may be subject to Code restrictions applicable to required minimum distributions. If a change in the Future Income Start Date would result in Future Income Payments that violate those Code restrictions, we will inform you that you may revise your request to an allowable Future Income Start Date. If the Future Income Start Date is accelerated by five (5) years or less, we will increase the Future Income Payments, if necessary, to an amount that will satisfy Code restrictions. Accelerating the Future Income Start Date would likely result in a lower Future Income Payment, and deferring the date would likely result in a higher payment. However, if you defer the date, you increase the chance that you may die before payments begin, or you could receive fewer payments before you die. If you choose to change the Future Income Start Date, the interest rate for recalculating your Future Income Payments will be determined according to a formula that appears on your rider Data Page. The formula includes a factor that will increase the interest rate used to recalculate the Future Income Payments for accelerations, and decrease the interest rate used to recalculate Future Income Payments for deferrals. The rider Data Page has additional information about how accelerating or deferring the Future Income Start Date will affect your Future Income Payments. Appendix 2 has information about restrictions on Income Start Dates under qualified plans.

To change the Future Income Start Date, you must send VPSC a request in writing, to one of the addresses listed in Question 15 of this Prospectus.

If the Annuitant is living on the Future Income Start Date, we will make Future Income Payments under the life with cash refund option to the designated Payee. For Non-Qualified Policies only, you also have the option to receive any eight

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(8) consecutive Future Income Payments in advance in a lump sum. This option can be exercised only three (3) times over the life of the Policy. This option is not available if you are under Age 59 1/2.

Death Benefits under the FIR.

Death benefits under the FIR are in addition to death benefits payable under the base policy, which are described in “DISTRIBUTIONS UNDER THE POLICY – Death Before Annuity Commencement” and death benefits under the optional Annual Death Benefit Reset Rider, which are described in “THE POLICIES – Riders—Annual Death Benefit Reset Rider (optional)”. If you have made a Future Income Purchase, the FIR provides for the following death benefits:

•

If the Policy ends due to the death of an Owner or Annuitant before the Policy is annuitized (i.e. when Income Payments under the policy begin) and before the Future Income Start Date, the FIR ends and we will pay the Beneficiary a death benefit in an amount equal to the cumulative Future Income Purchases.

•

If the Policy ends because an Owner or Annuitant dies before the policy is annuitized and after the Future Income Start Date, we will continue to make Future Income Payments to the Payee, while an Annuitant is living. If no Annuitant is living or when the Annuitant dies (last surviving Annuitant for joint Annuitant policies), we will pay to your Beneficiary, even if the Payee is still living, a death benefit, if any, in an amount equal to the cumulative Future Income Purchases less the sum of Future Income Payments made as of the date of death of the Annuitant (last surviving Annuitant for joint Annuitant policies). The Payee is the individual or entity you have designated to receive Future Income Payments.

•

If an Owner dies after the policy is annuitized and before the Future Income Start Date, the FIR ends and we will pay the Beneficiary a death benefit in an amount equal to the cumulative Future Income Purchases even if an Annuitant is still living.

•

If an Owner dies after the policy is annuitized and after the Future Income Start Date, we will continue making Future Income Payments to the Payee while an Annuitant is living. If the Payee dies before the Annuitant, then we will make Future Income Payments to the Annuitant, unless you specify otherwise. If no Annuitant is living, or when the Annuitant dies (last surviving Annuitant for joint Annuitant policies), we will pay the Beneficiary, even if the Payee is still living, a death benefit, if any, in an amount equal to the cumulative Future Income Purchases less the sum of Future Income Payments made as of the date of death of the Annuitant (last surviving Annuitant for joint Annuitant policies).

Death of an Annuitant under the FIR

•

If the policy is issued with one Annuitant, who is not the Owner, and the Annuitant dies before the Future Income Start Date, then you (the primary Owner) become the new Annuitant. We will increase the Variable Accumulation Value by an amount equal to the cumulative Future Income Purchases made while the Annuitant was living. We will apply the increase to the Investment Divisions on a pro-rata basis, based on the allocations in effect as of the date of the Annuitant’s death. We will make this adjustment as of the date we receive proof of death for the Annuitant. No Future Income Payments will be made with the Future Income Purchases based on the original Annuitant’s life. However, the Owner (who is now the new Annuitant) may make subsequent Future Income Purchases based on his or her own life.

•

For joint Annuitant policies, if an Annuitant who is not an Owner dies prior to the Future Income Start Date, you cannot add a new joint Annuitant, and we will not make any adjustments to the Variable Accumulation Value when a non-Owner Annuitant dies. You may continue to make Future Income Purchases based on the life of the surviving Annuitant. These purchases will be added to any joint life Future Income Purchases, made prior to the Annuitant’s death, to provide Future Income Payments at the Future Income Start Date.

Spousal Continuation and the FIR

If the Owner dies before annuitizing the policy, and the Owner’s spouse is eligible to continue the policy (see “DISTRIBUTIONS UNDER THE POLICY – Death Before Annuity Commencement”, below), the following will occur if your spouse continues the policy:

•

If you die before the Future Income Start Date, and you were the only Annuitant, and you have not made any Future Income Purchases, your Spouse may make Future Income Purchases based on his or her own life as the new Annuitant, subject to certain limitations specified in the FIR.

•	If you die before the Future Income Start Date, and you were the only Annuitant, and you made Future Income Purchases, we will not make any Future Income Payments based on those Future Income

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Purchases. Instead, we will increase the Policy’s Variable Accumulation Value by an amount equal to the total Future Income Purchases. We will apply the increase on a pro-rata basis, based on the Investment Division allocations in effect as of the date of your death. We will make this adjustment as of the date we receive proof of death for you. Following this adjustment, your Spouse, who is now the Annuitant, may make Future Income Purchases based on his or her own life, subject to certain limitations in the FIR.

•

If you and your spouse were joint Annuitants, after you die your spouse may make Future Income Purchases based on his or her own life, subject to certain limitations in the FIR, even if you made joint-life Future Income Purchases prior to your death. We will apply all Future Income Purchases that either or both of you made to Future Income Payments at the Future Income Start Date.

•

If you were not an Annuitant, after you die your spouse may make Future Income Purchases based on the life of the Annuitant, or joint Annuitants, as applicable, and subject to the limitations of the FIR. We will apply all Future Income Purchases that either or both of you made to Future Income Payments.

If you die after the Future Income Start Date but before annuitizing the policy, the following will occur:

•	We will continue to make Future Income Payments to the Payee for as long as an Annuitant is living. Your spouse may continue the policy.

(c) Investment Preservation Rider (optional)

The Investment Preservation Rider (“IPR”) is available only at the time of application. The IPR allows you to choose among seven (7) different Holding Periods. If you elect the IPR, you will be eligible to receive a one-time adjustment to your Accumulation Value in the event that your Accumulation Value is less than the amount guaranteed under the IPR on the applicable policy anniversary of the Rider Effective Date (or most recent reset date) for the Holding Period you choose. You may request to reset the guaranteed amount (an “IPR Reset”) under certain circumstances, as described below. Certain features of the IPR relating to the 20 year rider Holding Period may not be available in all jurisdictions; contact your registered representative or see “Appendix 3 – State Variations” for more information.

IPR will end on the applicable policy anniversary of the Rider Effective Date (or most recent reset date) for the Holding Period you choose. The applicable policy anniversary depends on the Holding Period you choose. While the IPR is in effect, we will deduct a charge from your Accumulation Value on each policy quarter. (See “OTHER CHARGES—Investment Preservation Rider and Investment Preservation Rider 2.0 Charge.”) When you make a partial withdrawal (including required minimum distributions from IRAs), we will reduce the amount that is guaranteed (the “Guaranteed Amount”) under the IPR proportionally (“Guaranteed Amount Proportional Reduction”). A Guaranteed Amount Proportional Reduction is equal to the amount withdrawn from the policy (including any amount withdrawn for the surrender charge) divided by the Accumulation Value immediately preceding the withdrawal, multiplied by the Guaranteed Amount immediately preceding the withdrawal. For example, if you withdrew 10% of the Accumulation Value, your Guaranteed Amount will be reduced by 10%.

Please note that benefits payable under the IPR are payable from NYLIAC’s general account and are subject to the claims paying ability of NYLIAC. No third party guarantees are involved.

The Guaranteed Amount under the IPR is as follows:

(i)	For the 10, 11, 12, 13, 14, or 15 year Holding Periods: The Guaranteed Amount will equal 100% of the sum of all premium payments that we receive in the first Policy Year, less all Guaranteed Amount Proportional Reductions made during the rider Holding Period.

(ii)	For the 20 year Holding Period: The Guaranteed Amount will equal 150% of the sum of all premium payments that we receive in the first Policy Year, less all Guaranteed Amount Proportional Reductions.

(iii)	For all Holding Periods, premium payments made after the first Policy Year will not be included in the Guaranteed Amount at issue. The IPR will take effect on the Policy Date.

(iv)	IPR Reset:

You may request to reset the Guaranteed Amount at any time while IPR is in effect as long as you and the Annuitant are age 75 or younger (for the 10, 11, 12, 13, 14 and 15 year Holding Periods), or age 70 or younger (for the 20 year Holding Period). For an IPR Reset, you must send a written request in Good

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Order to VPSC at one of the addresses listed in Question 15 of this Prospectus. The reset will take effect on the Policy Anniversary immediately following the date we receive your request to reset. Upon reset, the Guaranteed Amount will be increased to equal the Accumulation Value (for 10, 11, 12, 13, 14, -15 year Holding Periods) or 150% of the Accumulation Value (for the 20 year Holding Period) on the next Policy Anniversary, less all Guaranteed Amount Proportional Reductions taken after the reset in Good Order. We may also set a new charge for IPR and the Rider Risk Charge Adjustment on that Policy Anniversary. (See “OTHER CHARGES—Investment Preservation Rider and Investment Preservation Rider 2.0 Charge.” and “OTHER CHARGES—Rider Risk Charge Adjustment.”) Typically, you would decide to reset in order to increase the Guaranteed Amount under the IPR. When you reset, a new rider Holding Period with the same duration as the original Holding Period starts, that means, for example, if you select IPR with a 12 year Holding Period, and you elect to reset in policy year four (4), a new 12 year Holding Period will begin on the Policy Anniversary immediately following the date we receive your request to reset. You will not be eligible to receive a one-time adjustment to your Accumulation Value until the policy anniversary following the end of the new Holding Period. We can suspend your right to reset the Guaranteed Amount at any time; please contact your registered representative for more information.

A policyowner may cancel an IPR Reset at any time prior to or within thirty (30) days after the Rider Reset Effective Date. If you cancel your request to reset, no change will be made to the Rider Reset Effective Date, maturity date, charge rate or the Rider Risk Charge Adjustment.

If you select IPR, you will be allowed to allocate your premium payments to the Investment Divisions, an Asset Allocation Model and the DCA Advantage Account subject to the restrictions set forth in Appendix 1.

The Fixed Account is not available while the IPR is in effect. Upon any termination of the IPR, the Fixed Account will be an available investment option. If you select the IPR, there will be limitations on how you allocate to the Investment Divisions. You may allocate your premium payment to Investment Divisions in the Asset Allocation Categories in accordance with the specified thresholds, or to one of the available Asset Allocation Models. Individual transfers between Investment Divisions, the DCA Advantage Account and/or Asset Allocation Models are not allowed. If you wish to complete an individual transfer between the Investment Divisions, or change to a different Asset Allocation Model, you must send a reallocation form to VPSC at one of the addresses in Question 15 of this Prospectus. Each policy quarter, we will automatically rebalance your current allocations to conform to your most recent allocation instructions. The Investment Division restrictions associated with the IPR seek to moderate overall volatility or hedge against down-market volatility, and may limit your participation in positive investment performance. Other investment options that are available if you do not select the IPR may offer the potential for higher returns. You should consult with your registered representative and carefully consider whether the Investment Division restrictions associated with the IPR meet your investment objectives and risk tolerance. The Asset Allocation Categories and the Asset Allocation Models available with IPR are set forth in Appendix 1.

If you choose an IPR Reset, the restrictions on investment allocations may change. These changes could include an adjustment to the minimum and/or maximum allocation percentages available under the Asset Allocation Categories, adding or removing Asset Allocation Models, or discontinuing the availability of the DCA Advantage Account.

With the IPR, you do not have to surrender the policy in order to receive any applicable benefit. You will be eligible to receive any benefit payable on the Policy Anniversary for the Holding Period you chose after the later of the Policy Date or the most recent reset date. We will inform you in writing in the event that you are eligible to receive the one-time adjustment to your Accumulation Value under the IPR. You do not need to take any action. We will also inform you of your options in the event that such one-time adjustment is made to your Accumulation Value which are to (i) surrender the policy and receive the adjusted Accumulation Value (which may be subject to surrender charges), or (ii) continue the policy at the adjusted Accumulation Value, which is subject to market fluctuation. If you are eligible to receive an adjustment, we will credit an amount to your Accumulation Value pro rata in accordance with your allocations currently on file. If you surrender the policy, amounts paid to you under the IPR may be taxable and you may be subject to a 10%penalty tax if such amounts are paid before you reach age 59 1/2.

You may cancel the IPR within thirty (30) days after delivery of the policy without incurring the Rider Risk Charge Adjustment. To cancel, you must return the IPR to VPSC at one of the addresses listed in Question 15 of this Prospectus or to the registered representative through whom you purchased it with a written request for cancellation. Upon receipt of this request, we will promptly cancel the IPR and refund any IPR charges which may have been deducted. After this 30-day period, you still have the right to discontinue the IPR, however, we will deduct a Rider Risk Charge Adjustment from your Accumulation Value and we will not refund any IPR charges that may have been deducted. (See “OTHER CHARGES—Rider Risk Charge Adjustment.”) Certain jurisdictions may not permit us to assess a Rider

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Risk Charge Adjustment; for more information, contact your registered representative or see “Appendix 3 – State Variations”. The cancellation of the IPR after the 30-day period will be effective as of the date VPSC receives your cancellation request. You should consider the cost of cancelling the IPR prior to selecting it.

The IPR is available with all Non-Qualified, IRA, SEP IRA, Simple IRA, Roth IRA, Keogh and Pension policies if the Owner (youngest Owner, if the Policy is jointly owned) is age 75 or younger (70 or younger for the 20-year Holding Period) on the Rider Effective Date. The rider is not available on TSA and Inherited IRA policies.

The IPR will provide no benefit if you surrender the policy before the Policy Anniversary on which you are eligible to receive a potential one-time adjustment to your Accumulation Value. Therefore, you should select the IPR only if you intend to keep the policy for at least the rider Holding Period you choose (10, 11, 12, 13, 14, 15 or 20 years).

In most jurisdictions, the IPR will terminate if an ownership change or assignment of the policy is made, other than as explicitly described in the rider.

Upon your death, the IPR and the policy will terminate unless your spouse chooses to continue the policy. Your spouse must be the sole primary beneficiary in order to continue the IPR and the policy. If your spouse chooses to continue the IPR and the policy, no death benefit proceeds will be paid upon your death.

Partial withdrawals will reduce the Guaranteed Amount proportionally and the amount of charges assessed for the IPR. While the IPR is in effect, partial withdrawals will be deducted proportionally from the Allocation Options. However, please note that charges assessed for the IPR prior to the date of any partial withdrawal (including required minimum distributions from IRAs) will not be retroactively adjusted. It is important to note that if you take partial withdrawals (including required minimum distributions from IRAs) while the IPR is in effect, you may not be able to receive the full value of the IPR. As a result, the IPR may not be appropriate for you if you intend to take partial withdrawals (including required minimum distributions from IRAs) before the end of the rider Holding Period you choose. You should consult your tax advisor if you have any questions about the use of the IPR in your tax situation.

We have set forth below an example of how the benefit from the IPR may be realized and how partial withdrawals (including required minimum distributions from IRAs) will impact the Guaranteed Amount. In this example, we have assumed the following:

(1) IPR with a 10, 11, 12, 13, 14, or 15 year Holding Period is selected at the time of application;

(2) An initial premium payment of $100,000 is made;

(3) No additional premium payments are made;

(4) A withdrawal of $20,000 is made in the eighth policy year;

(5) The Accumulation Value immediately preceding the withdrawal has decreased to $80,000; and

(6) The Accumulation Value on the Policy Anniversary corresponding to the Holding Period you chose has decreased to $50,000.

The Guaranteed Amount when we issued the policy was $100,000. When the partial withdrawal was made in the eighth Policy Year, We reduced the Guaranteed Amount by the amount of the Guaranteed Amount Proportional Reduction. We calculated the amount of the Guaranteed Amount Proportional Reduction by taking the requested withdrawal amount, dividing it by the Accumulation Value immediately preceding the withdrawal, and then multiplying that number by the Guaranteed Amount immediately preceding the withdrawal.

Guaranteed Amount Proportional Reduction = ($20,000/$80,000) x $100,000 = $25,000

To determine the new Guaranteed Amount after the withdrawal, we subtracted the Guaranteed Amount Proportional Reduction from the initial Guaranteed Amount: ($100,000 – $25,000) = $75,000.

On the Policy Anniversary for the Holding Period you chose, the Accumulation Value ($50,000) is less than the Guaranteed Amount of $75,000. Therefore, you are eligible to receive a one-time adjustment to your Accumulation Value of $25,000.

If you had chosen the 20-year Holding Period, the Guaranteed Amount would have been $112,500 (150% of $75,000), and the one-time adjustment would be $62,500.

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After the adjustment is paid, the rider will end. You would not have been eligible to receive this adjustment to your Accumulation Value if you had not purchased the IPR Rider.

IPR Death Benefit. If the policyowner dies within two Policy Years of the last day of the Rider term then in effect, the death benefit will equal the Guaranteed Amount for that Rider term, if that Guaranteed Amount is higher than death benefit payable under the policy (See “DISTRIBUTIONS UNDER THE POLICY – Death Before Annuity Commencement”.). However, if there is an ADBR Rider in effect, and the death benefit under the ADBR Rider is higher than the Accumulation Value or the IPR Guaranteed Amount, we will pay the death benefit available under the ADBR Rider. Payment of a death benefit terminates the IPR.

(d) Investment Preservation Rider 2.0 (optional)

The Investment Preservation Rider 2.0 (“IPR 2.0”) is available only at the time of application. While IPR 2.0 is in effect, you may only make premium payments to the policy (a) in the first Policy Year or (b) after the IPR 2.0 Holding Period End Date. The IPR 2.0 allows you to choose among seven (7) different Holding Periods. If you select the IPR 2.0, you will be eligible to receive a one-time adjustment to your Accumulation Value in the event that your Accumulation Value is less than the amount guaranteed under the IPR 2.0 on the applicable policy anniversary of the Rider Effective Date (or most recent reset date) for the Holding Period you choose. You may request to reset the guaranteed amount (an “IPR Reset”) under certain circumstances, as described below. Certain features of the IPR 2.0 relating to the 20 year Holding Period and the IPR 2.0 death benefit may not be available in all jurisdictions; contact your registered representative or see “Appendix 3 – State Variations” for more information.

The IPR 2.0 ends on the applicable policy anniversary of the Rider Effective Date (or most recent reset date) for the Holding Period you choose (See IPR 2.0 DEATH BENEFIT regarding the terms under which such death benefit may continue after the IPR 2.0 ends). The applicable policy anniversary depends on the Holding Period you choose. While the IPR 2.0 is in effect and prior to the IPR 2.0 Holding Period End Date, we will deduct a charge from your Accumulation Value on each policy quarter. (See “OTHER CHARGES—Investment Preservation Rider and Investment Preservation Rider 2.0 Charge.”) When you make a partial withdrawal (including required minimum distributions from IRAs), we will reduce the amount that is guaranteed (the “Guaranteed Amount”) under the IPR 2.0 proportionally (“Guaranteed Amount Proportional Reduction”). A Guaranteed Amount Proportional Reduction is equal to the amount withdrawn from the policy (including any amount withdrawn for the surrender charge) divided by the Accumulation Value immediately preceding the withdrawal, multiplied by the Guaranteed Amount immediately preceding the withdrawal. For example, if you withdrew 10% of the Accumulation Value, your Guaranteed Amount will be reduced by 10%.

Please note that benefits payable under the IPR 2.0 are payable from NYLIAC’s general account and are subject to the claims paying ability of NYLIAC. No third party guarantees are involved.

The Guaranteed Amount under the IPR 2.0 is as follows:

(i)	For the 10, 11, 12, 13, 14, or 15 year Holding Periods: The Guaranteed Amount will equal 100% of the sum of all premium payments made in the first Policy Year, less all Guaranteed Amount Proportional Reductions made during the rider Holding Period.

(ii)	For the 20 year Holding Period: The Guaranteed Amount will equal 150% of the sum of all premium payments made in the first Policy Year, less all Guaranteed Amount Proportional Reductions made during the rider Holding Period.

(iii)	IPR Reset:

You may request to reset the Guaranteed Amount at any time while IPR 2.0 is in effect as long as the Owner (oldest Owner, if the Policy is jointly owned) and the Annuitant are age 75 or younger (for the 10, 11, 12, 13, 14 and 15 year Holding Periods), or age 70 or younger (for the 20 year Holding Period). For an IPR Reset, you must send a written request in Good Order to VPSC at one of the addresses listed in Question 15 of this Prospectus. The reset will take effect on the Policy Anniversary immediately following the date we receive your request to reset. Upon reset, the Guaranteed Amount will be increased to equal the Accumulation Value (for 10,11,12,13,14 and15 year Holding Periods) or 150% of the Accumulation Value (for the 20 year Holding Period) on the next Policy Anniversary, less any Guaranteed Amount Proportional Reductions taken after the rider reset effective date during the rider Holding Period. We may also set a new charge for IPR 2.0 and the Rider Risk Charge Adjustment on that Policy Anniversary. (See “OTHER CHARGES—Investment Preservation Rider and Investment Preservation Rider 2.0 Charge” and “OTHER CHARGES—Rider Risk Charge Adjustment”). Typically, you would decide to reset in order to increase the Guaranteed Amount under the IPR 2.0. When you

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reset, a new rider Holding Period with the same duration as the original rider Holding Period starts, that means, for example, if you select IPR 2.0 with a 12 year Holding Period, and you elect to reset in policy year four (4), a new 12 year Holding Period will begin on the Policy Anniversary immediately following the date we receive your request to reset. You will not be eligible to receive a one-time adjustment to your Accumulation Value until the policy anniversary following the end of the new rider Holding Period. We can suspend your right to reset the Guaranteed Amount at any time; please contact your registered representative for more information.

A policyowner may cancel an IPR Reset at any time prior to or within thirty (30) days after the Rider Reset Effective Date. If you cancel your request to reset, no change will be made to the IPR 2.0’s Guaranteed Amount, IPR 2.0 Holding Period, IPR 2.0 Holding Period End Date, Rider Reset Effective Date, allocation restrictions, IPR 2.0 charge or Rider Risk Charge Adjustment, if applicable.

If you select IPR 2.0, you will be allowed to allocate your premium payments to the Investment Divisions, an Asset Allocation Model and the DCA Advantage Account subject to the restrictions set forth in Appendix 1.

The Fixed Account is not available while the IPR 2.0 is in effect and prior to the IPR 2.0 Holding Period End Date. Upon any termination of the IPR 2.0, the Fixed Account will be an available investment option. If you select the IPR 2.0, there will be limitations on how you allocate to the Investment Divisions. You may allocate your premium payment to Investment Divisions in the Asset Allocation Categories in accordance with the specified thresholds, or to one of the available Asset Allocation Models. Individual transfers between Investment Divisions, the DCA Advantage Account and/or Asset Allocation Models are not allowed. If you wish to complete an individual transfer between the Investment Divisions, or change to a different Asset Allocation Model, you must send a reallocation form to VPSC at one of the addresses in Question 15 of this Prospectus. Each policy quarter, we will automatically rebalance your current allocations to conform to your most recent allocation instructions. The Investment Division restrictions associated with the IPR 2.0 seek to moderate overall volatility or hedge against down-market volatility, and may limit your participation in positive investment performance. Other investment options that are available if you do not select the IPR 2.0 may offer the potential for higher returns. You should consult with your registered representative and carefully consider whether the Investment Division restrictions associated with the IPR 2.0 meet your investment objectives and risk tolerance. The Asset Allocation Categories and the Asset Allocation Models available with IPR 2.0 are set forth in Appendix 1.

If you choose an IPR Reset, the restrictions on investment allocations may change. These changes could include an adjustment to the minimum and/or maximum allocation percentages available under the Asset Allocation Categories, adding or removing Asset Allocation Models, or discontinuing the availability of the DCA Advantage Account.

With the IPR 2.0, you do not have to surrender the policy in order to receive any applicable benefit. You will be eligible to receive any benefit payable on the Policy Anniversary for the Holding Period you chose after the later of the Policy Date or the most recent reset date. We will inform you in writing in the event that you are eligible to receive the one-time adjustment to your Accumulation Value under the IPR 2.0. You do not need to take any action. We will also inform you of your options in the event that such one-time adjustment is made to your Accumulation Value which are to (i) surrender the policy and receive the adjusted Accumulation Value (which may be subject to surrender charges), or (ii) continue the policy at the adjusted Accumulation Value, which is subject to market fluctuation. If you are eligible to receive an adjustment, we will credit an amount to your Accumulation Value pro rata in accordance with your allocations currently on file. If you surrender the policy, amounts paid to you under the IPR 2.0 may be taxable and you may be subject to a 10% penalty tax if such amounts are paid before you reach age 59 1/2.

You may cancel the IPR 2.0 within thirty (30) days after delivery of the policy without incurring the Rider Risk Charge Adjustment. To cancel, you must return the IPR 2.0 to VPSC at one of the addresses listed in Question 15 of this Prospectus or to the registered representative through whom you purchased it with a written request for cancellation. Upon receipt of this request, we will promptly cancel the IPR 2.0 and refund any IPR 2.0 charges which may have been deducted. After this 30-day period, you still have the right to discontinue the IPR 2.0, however, we will deduct a Rider Risk Charge Adjustment from your Accumulation Value and we will not refund any IPR 2.0 charges that may have been deducted. (See “OTHER CHARGES—Rider Risk Charge Adjustment.”) Certain jurisdictions may not permit us to assess a Rider Risk Charge Adjustment; for more information, contact your registered representative or see “Appendix 3 – State Variations”. The cancellation of the IPR 2.0 after the 30-day period will be effective as of the date VPSC receives your cancellation request. You should consider the cost of cancelling the IPR 2.0 prior to selecting it.

The IPR 2.0 is available with all Non-Qualified, IRA, SEP IRA, Simple IRA, Roth IRA, Keogh and Pension policies if the Owner (youngest Owner, if the Policy is jointly owned) is age 75 or younger (70 or younger for the 20-year Holding Period) on the Rider Effective Date. The rider is not available on TSA and Inherited IRA policies.

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The IPR 2.0 will provide no benefit if you surrender the policy before the Policy Anniversary on which you are eligible to receive a potential one-time adjustment to your Accumulation Value. Therefore, you should select the IPR 2.0 only if you intend to keep the policy for at least the rider Holding Period you choose (10, 11, 12, 13, 14, 15 or 20 years).

In most jurisdictions, the IPR 2.0 will terminate if an ownership change or assignment of the policy is made, other than as explicitly described in the rider.

Partial withdrawals will reduce the Guaranteed Amount proportionally and the amount of charges assessed for the IPR 2.0. While the IPR 2.0 is in effect, partial withdrawals will be deducted proportionally from the Allocation Options. However, please note that charges assessed for the IPR 2.0 prior to the date of any partial withdrawal (including required minimum distributions from IRAs) will not be retroactively adjusted. It is important to note that if you take partial withdrawals (including required minimum distributions from IRAs) while the IPR 2.0 is in effect, you may not be able to receive the full value of the IPR 2.0. As a result, the IPR 2.0 may not be appropriate for you if you intend to take partial withdrawals (including required minimum distributions from IRAs) before the end of the rider Holding Period you choose. You should consult your tax advisor if you have any questions about the use of the IPR 2.0 in your tax situation.

We have set forth below an example of how the benefit from the IPR 2.0 may be realized and how partial withdrawals (including required minimum distributions from IRAs) will impact the Guaranteed Amount. In this example, we have assumed the following:

(1) IPR 2.0 with a 10, 11, 12, 13, 14, or 15 year Holding Period is selected at the time of application;

(2) An initial premium payment of $100,000 is made;

(3) No additional premium payments are made;

(4) A withdrawal of $20,000 is made in the eighth policy year;

(5) The Accumulation Value immediately preceding the withdrawal has decreased to $80,000; and

(6) The Accumulation Value on the Policy Anniversary corresponding to the Holding Period you chose has decreased to $50,000.

The Guaranteed Amount when we issued the policy was $100,000. When the partial withdrawal was made in the eighth Policy Year, We reduced the Guaranteed Amount by the amount of the Guaranteed Amount Proportional Reduction. We calculated the amount of the Guaranteed Amount Proportional Reduction by taking the requested withdrawal amount, dividing it by the Accumulation Value immediately preceding the withdrawal, and then multiplying that number by the Guaranteed Amount immediately preceding the withdrawal.

Guaranteed Amount Proportional Reduction = ($20,000/$80,000) x $100,000 = $25,000

To determine the new Guaranteed Amount after the withdrawal, we subtracted the amount of the Guaranteed Amount Proportional Reduction from the initial Guaranteed Amount: ($100,000 – $25,000) = $75,000.

On the Policy Anniversary for the Holding Period you chose, the Accumulation Value ($50,000) is less than the Guaranteed Amount of $75,000. Therefore, you are eligible to receive a one-time adjustment to your Accumulation Value of $25,000.

If you had chosen the 20-year Holding Period, the Guaranteed Amount would have been $112,500 (150% of $75,000), and the one-time adjustment would be $62,500.

After the adjustment is paid, the rider will end (See IPR 2.0 DEATH BENEFIT regarding the terms under which such death benefit may continue after the IPR 2.0 ends). You would not have been eligible to receive this adjustment to your Accumulation Value if you had not purchased the IPR 2.0 Rider.

Upon your death, the IPR 2.0 and the policy will terminate unless your spouse chooses to continue the policy. Your spouse must be the sole primary beneficiary in order to continue the IPR 2.0 and the policy. If your spouse chooses to continue the IPR 2.0 and the policy, no death benefit proceeds will be paid upon your death.

IPR 2.0 Death Benefit.

The IPR 2.0 death benefit is available in jurisdictions where approved (see “Appendix 3 – State Variations” for more information).

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For the 10, 11, 12, 13, 14 and 15 year Holding Periods:

If the Owner dies on or before the IPR 2.0 Holding Period End Date and the Owner’s spouse does not continue the policy pursuant to the policy’s death benefit provisions, the death benefit will be equal to the greatest of 1, 2 and 3(a).

If the Owner dies after the IPR 2.0 Holding Period End Date and the Owner’s spouse does not continue the policy pursuant to the policy’s death benefit provisions, the death benefit will be equal to the greatest of 1, 2 and 3(b).

(1) The amount of the death benefit payable under the policy. (See “DISTRIBUTIONS UNDER THE POLICY – Death Before Annuity Commencement”.)

(2) Any death benefit available under any other rider attached to the policy.

(3) The IPR 2.0 Death Benefit, which is:

(a) The Guaranteed Amount; or

(b) The Guaranteed Amount on the IPR 2.0 Holding Period End Date, increased by any premium payments received after the IPR 2.0 Holding Period End Date and reduced proportionally for Partial Withdrawals taken after the IPR 2.0 Holding Period End Date.

For the IPR 2.0 Death Benefit in (b) above, the proportional reduction for Partial Withdrawals is equal to the amount withdrawn (including any Surrender Charges that you may incur as a result of the withdrawal), divided by the policy’s Accumulation Value immediately preceding the withdrawal, multiplied by the IPR 2.0 Death Benefit immediately preceding the withdrawal.

For the 20 year Holding Period:

If the Owner dies within the last two (2) years of the rider Holding Period and the Owner’s spouse does not continue the policy pursuant to the policy’s death benefit provisions, the death benefit will be equal to the greatest of 1, 2 and 3(a).

If the Owner dies before the last two (2) years of the rider Holding Period and the Owner’s spouse does not continue the policy pursuant to the policy’s death benefit provisions, the death benefit will be equal to the greatest of 1, 2 and 3(b).

If the Owner dies after the IPR 2.0 Holding Period End Date and the Owner’s spouse does not continue the policy pursuant to the policy’s death benefit provisions, the death benefit will be equal to the greatest of 1, 2 and 3(c).

(1) The amount of the death benefit payable under the policy. (See “DISTRIBUTIONS UNDER THE POLICY – Death Before Annuity Commencement”.)

(2) Any death benefit available under any other rider attached to the policy.

(3) The IPR 2.0 Death Benefit, which is:

(a) The Guaranteed Amount; or

(b) A portion of the Guaranteed Amount which is determined by dividing the Guaranteed Amount by 150%; or

(c) The Guaranteed Amount on the IPR 2.0 Holding Period End Date, increased by any premium payments received after the IPR 2.0 Holding Period End Date and reduced proportionally for Partial Withdrawals taken after the IPR 2.0 Holding Period End Date.

For the IPR 2.0 Death Benefit in (c) above, the proportional reduction for Partial Withdrawals is equal to the amount withdrawn (including any Surrender Charges that you may incur as a result of the withdrawal), divided by the policy’s Accumulation Value immediately preceding the withdrawal, multiplied by the IPR 2.0 Death Benefit immediately preceding the withdrawal. Premium Credits applied after the IPR 2.0 Holding Period End Date are not applied to the IPR 2.0 Death Benefit and therefore do not increase the IPR 2.0 Death Benefit.

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Payment of a death benefit terminates the IPR 2.0.

It is important to note that for purposes of calculating the Guaranteed Amount under the IPR 2.0 Death Benefit, Partial Withdrawals (including required minimum distributions) proportionally reduce the Guaranteed Amount while additional premium payments increase the Guaranteed Amount dollar for dollar. This means that under certain market conditions, a Partial Withdrawal will cause a greater decrease to the Guaranteed Amount relative to the Guaranteed Amount from a premium payment of the same amount as the Partial Withdrawal.

(e) Annual Death Benefit Reset (ADBR) Rider (optional)

You may enhance your Policy’s standard death benefit by purchasing the optional ADBR Rider. The ADBR Rider is available only at the time of application, in jurisdictions where approved. If you select this rider and you die prior to the Annuity Commencement Date, we will pay an amount as proceeds to the designated Beneficiary, as of the date we receive proof of death and all requirements necessary to make the payment at VPSC. For policies owned by a grantor trust, all of whose grantors are individuals, benefits will be paid upon the death of any grantor. The amount will be the greater of:

(a)	the death benefit payable under the policy (See “DISTRIBUTIONS UNDER THE POLICY – Death Before Annuity Commencement”); or

(b)	the “Reset Value”, as defined in the next paragraph, plus any additional premium payments made since the most recent “Reset Anniversary,” less proportional withdrawals (“Reset Value Proportional Reductions”) made since the most recent Reset Anniversary; or

(c)	any death benefit available under any other rider attached to the Policy.

We automatically calculate the Reset Value, with respect to any policy, every year from the Policy Date (“Reset Anniversary”) until you reach age 80 (or the Annuitant if the Owner is not a natural person). For policies owned by a grantor trust, the Reset Value will be calculated until any grantor reaches age 80. On the First Policy Anniversary, the Reset Value is defined as the greater of (a) the Accumulation Value; and (b) the Return of Premium Death Benefit. The Reset Value on the second and each subsequent Reset Anniversary is defined as the greatest of (a) the Accumulation Value on the current Reset Anniversary; and (b) the Reset Value on the prior Reset Anniversary, plus any premium payments applied since the prior Reset Anniversary, less any Reset Value Proportional Reductions since the prior Reset Anniversary.

The rider benefit will no longer reset after the Owner’s death or for grantor trust owned policies, the death of any grantor. The only exception is if the policy remains inforce under the spousal option provision of the Policy, if available. If the Owner is not a natural person, or a grantor trust, the rider benefit will no longer reset after the death of the Annuitant. In addition, in jurisdictions where approved, if an ownership change or assignment of the policy is made, other than as explicitly described in the rider, the rider will terminate and no Reset Value will be payable. If the rider is terminated, the death benefit payable will be the benefit provided in the Death Before Annuity Commencement section of this Prospectus.

A Reset Value Proportional Reduction is an amount equal to the amount withdrawn from the policy, after the first Policy Anniversary, (including applicable surrender charges), divided by the policy’s Accumulation Value immediately preceding the withdrawal, multiplied by the Reset Value immediately preceding the withdrawal.

We have set forth below an example of how the ADBR Rider works for an owner who is age 63. The current annual rider charge is 0.25% (for policies applied for on and after May 1, 2016) of the Reset Value as of the last Policy Anniversary, deducted quarterly. In this example, we have assumed the following:

(1)	you purchase this policy with a $200,000 initial premium payment (no additional premium payments are made)

(2)	the Accumulation Value as of the first Policy Anniversary is $250,000 (this is the Reset Value)

(3)	the current Accumulation Value is $240,000

(4)	you make a partial withdrawal of $15,000 in the Policy Year 2 (no surrender charges are applicable)

(5)	you die at the beginning of the second policy quarter of Policy Year 2 after the withdrawal

(6)	the Accumulation Value on the date we receive the necessary requirements to pay the death benefit is $225,000 ($240,000 – $15,000)

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(7)	the charge for the ADBR Rider is assessed (for policies applied for on and after May 1, 2016): 0.25% annually (0.0625% per quarter)

(8)	the Death Benefit is the greatest of:

a)	the Accumulation Value
= $225,000

b)	the Return of Premium Death Benefit
= $187,500

c)	the “Reset Value,” which is the greatest of:

1.	the Accumulation Value
= $225,000

2.	the prior Reset Value as of the last Reset Anniversary, plus any premium payments since the prior Reset Anniversary, less Reset Value Proportional Reductions since the prior Reset Anniversary.
= $234,375

In this example, your Beneficiary would receive $234,375.00.

The ADBR Rider ends upon the earliest of the following:

1)	the Annuity Commencement Date,

2)	the date you surrender the policy,

3)	an ownership change or assignment of the policy, other than as described in the rider, or

4)	the date we terminate the policy.

Notwithstanding the foregoing, if your spouse, as the sole primary Beneficiary, elects to continue the policy as the new Owner upon your death,, the Rider will not end and all of the Rider’s provisions and quarterly charges will continue to be deducted as if the new Owner had purchased the policy on the original Policy Date.

You cannot cancel this Rider without surrendering your policy.

(f) Investment Preservation Rider/Annual Death Benefit Reset Rider Package (optional and available only with policies applied for before May 1, 2016)

If you elected the Investment Preservation Rider/Annual Death Benefit Reset Rider combination package (“IPR + ADBR”) (in jurisdictions where available) before May 1, 2016, you will receive a discount on the charges for both the ADBR and IPR Riders. Please note that if the IPR Rider is cancelled, the charge for the ADBR Rider will revert to the charge that is assessed for that rider, if purchased separately. See “CHARGES AND DEDUCTIONS — Investment Preservation Rider/Annual Death Benefit Reset Rider Package Charge” for more details. There is no IPR + ADBR discount available for policies issued on and after May 1, 2016.

Policyowner Inquiries

Your inquiries and written requests for service must be addressed to NYLIAC as indicated in the response to Questions 15, 16 and 17 of this Prospectus. Faxed and e-mailed requests are not currently acceptable, however, we reserve the right to accept them at our discretion. All phone calls for service requests are recorded. We will confirm all transactions in writing. If you feel that a transaction has been processed incorrectly, it is your responsibility to contact us in writing and provide us with all relevant details. To correct an error, we must receive your request for correction within fifteen (15) days of the date of the confirmation with the transaction in question. You must provide us with the nature of the error, the date of the error and any other relevant details.

Records and Reports

NYLIAC will mail to you at your last known address of record, at least semi-annually after the first Policy Year, reports containing information required under the federal securities laws or by any other applicable law or regulation. Generally, NYLIAC will immediately mail to you confirmation of any transactions involving the Separate Account. When we receive premium payments on your behalf involving the Separate Account initiated through pre-authorized monthly deductions from banks (“Check-o-Matic”), payments forwarded by your employer (“list billing”), or through other payments made by pre-

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authorized deductions to which we agree, a summary of these policy transactions will only appear on your quarterly statement and you will not receive a confirmation statement after each such transaction. It is important that you review your confirmation and quarterly statements immediately to ensure that there are no errors. In order to correct an error, you must call it to our attention within fifteen (15) days of the date of the statement. It is important that you inform NYLIAC of an address change so that you can receive these policy statements (see Question 16 of this Prospectus). In the event your statement is returned from the US Postal Service as undeliverable, we reserve the right to suspend mailing future correspondence and also suspend current transaction processing until an accurate address is obtained. In addition, no new service requests can be processed until a valid current address is provided.

CHARGES AND DEDUCTIONS

Surrender Charges

Since no deduction for a sales charge is made from premium payments, we impose a surrender charge on certain partial withdrawals and surrenders of the policies. The surrender charge covers certain expenses relating to the sale of the policies, including commissions to registered representatives and other promotional expenses. We measure the surrender charge as a percentage of the amount withdrawn or surrendered. The surrender charge may apply to amounts applied under certain Income Payment options.

If you surrender your policy, we deduct the surrender charge from the amount paid to you. However, you can withdraw any investment gains under your policy without a surrender charge (see “Exceptions to Surrender Charges”, below). In the case of a partial withdrawal, you can direct NYLIAC to take surrender charges either from the remaining value of the Allocation Options and/or the DCA Advantage Account from which the partial withdrawals are made, or from the amount paid to you. If the remaining value in an Allocation Option and/or the DCA Advantage Account is less than the necessary surrender charge, we will not process the withdrawal.

The maximum surrender charge will be 8% of the amount withdrawn. The percentage of the surrender charge varies, depending upon the length of time a premium payment is in your policy before it is withdrawn. For purposes of calculating the applicable surrender charge, we deem premium payments to be withdrawn on a first-in, first-out basis. Unless required otherwise by state law, the surrender charge for amounts withdrawn or surrendered during the first Payment Year(s) following the premium payment to which such withdrawal or surrender is 8% of the amount withdrawn or surrendered. This charge then declines by 1% per year for each additional Payment Year, until the seventh Payment Year, after which no charge is made, as shown in the following chart:

Amount of Surrender Charge

Payment Year	Surrender Charge
1	8%
2	7%
3	6%
4	5%
5	4%
6	3%
7	2%
8+	0%

In no event will the aggregate surrender charge applied under the policy exceed nine percent (9.0%) of the total premium payments.

Exceptions to Surrender Charges

We will not assess a surrender charge:

(a)

for policies issued to policyowners age 75 and under, on amounts you withdraw in any Policy Year that are less than or equal to the greater of (i) 10% of the Accumulation Value as of the last Policy Anniversary (10% of the premium payment if the withdrawal is made in the first Policy Year) less any prior surrender charge free withdrawals during the Policy Year; (ii) 10% of the Accumulation Value at the time of withdrawal, less

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any prior surrender charge free withdrawals during the Policy Year; or (iii) the Accumulation Value less accumulated premium payments.

(b)	for policies issued to policyowners ages 76 to 80, on amounts you withdraw in any Policy Year that are less than or equal to the greater of (i) 50% of the Accumulation Value as of the last Policy Anniversary (50% of the premium payment if the withdrawal is made the first Policy Year); (ii) the Accumulation Value less the accumulated premium payments; or (iii) 50% of the Accumulation Value at the time of the withdrawal, less any prior Surrender Charge free withdrawals during the Policy Year.

(c)	if NYLIAC cancels the policy;

(d)	when we pay proceeds upon the death of the policyowner;

(e)	when you select a Life Income Payment option in any Policy Year after the first Policy Anniversary;

(f)	when a required minimum distribution calculated based on the value of this policy is made under a Qualified Policy (this amount will, however, count against the first exception);

(g)	on withdrawals you make under the Living Needs Benefit/Unemployment Rider;

(h)	on monthly or quarterly periodic partial withdrawals made pursuant to Section 72(t)(2)(A)(iv) of the Code;

(i)	when the aggregate surrender charges under a policy exceed 9.0% of the total premium payments; and

(j)	on amounts applied to Future Income Purchases, if applicable.

Other Charges

(a) Mortality and Expense Risk and Administrative Costs Charge

Prior to the Annuity Commencement Date, we deduct a charge from the assets of the Separate Account to compensate us for certain mortality and expense risks and administrative costs (M&E Charge) we assume under the policies and for providing policy administration services. You may choose to have the M&E Charge assessed based on either the Accumulation Value of the policy or the Adjusted Premium Payments.

We reduce the M&E Charge at the end of the period during which a surrender charge applies to the initial premium payment (the “Surrender Charge Period”).

For Accumulation Value based policies applied for on and after May 1, 2016, we assess the following M&E Charges:

•	During the Surrender Charge Period for the initial premium, the M&E Charge is 1.20% (annualized) of the daily average Variable Accumulation Value.

•	After the end of the Surrender Charge Period for the initial premium, the M&E Charge is 1.00% (annualized) of the daily average Variable Accumulation Value.

For Premium based policies applied for on and after May 1, 2016, we assess the following M&E Charges, which are deducted from the Investment Divisions through a reduction in Accumulation Units each policy quarter (excluding premiums allocated to the Fixed Account that are not transferred to the Investment Divisions):

•	During the Surrender Charge Period for the initial premium, the M&E Charge is 1.30% (annualized) of the Adjusted Premium Payments

•	After the end of the Surrender Charge Period for the initial premium, the M&E Charge is 1.10% (annualized) of the Adjusted Premium Payments.

For Accumulation Value based policies applied for before May 1, 2016, we assess the following M&E Charges:

•	During the Surrender Charge Period for the initial premium, the M&E Charge is 1.30% (annualized) of the daily average Variable Accumulation Value.

•	After the end of the Surrender Charge Period for the initial premium, the M&E Charge is 1.10% (annualized) of the daily average Variable Accumulation Value.

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For Premium based policies applied for before May 1, 2016, we assess the following M&E Charges, which are deducted from the Investment Divisions through a reduction in Accumulation Units each policy quarter (excluding premiums allocated to the Fixed Account that are not transferred to the Investment Divisions):

•	During the Surrender Charge Period for the initial premium, the M&E Charge is 1.50% (annualized) of the Adjusted Premium Payments

•	After the end of the Surrender Charge Period for the initial premium, the M&E Charge is 1.30% (annualized) of the Adjusted Premium Payments.

For Accumulation Value based M&E Charge policies, the M&E Charge may vary based on the Accumulation Value of the policy when the M&E Charge is assessed. In most jurisdictions, for Premium based M&E Charge policies, the M&E Charge is assessed based on the Adjusted Premium Payments and will not vary with fluctuations in the policy’s Accumulation Value. We guarantee that this charge will not increase. If the charge is insufficient to cover actual costs and assumed risks, the loss will fall on NYLIAC. We expect to profit from this charge. We may use these proceeds for any corporate purpose, including expenses relating to the sale of the policies, to the extent that surrender charges do not adequately cover sales expenses.

The amount of Premium based M&E Charges assessed to your policy will be unaffected by fluctuations in market performance. In a rising market, the Premium based M&E Charge structure will benefit the policyowner because the Premium based M&E Charge, when measured as a percentage of separate account assets, will be reduced. In a flat or declining market, the Premium based M&E Charge structure will result in an increase in the charge when measured against separate account assets. The amount of Accumulation Value based M&E Charges assessed to your policy will be affected by fluctuations in market performance. However, the Accumulation Value based M&E Charge structure may be more advantageous in a flat or declining market.

The mortality risk assumed is the risk that Annuitants as a group will live for a longer time than our actuarial tables predict. As a result, we would be paying more Income Payments than we planned. We also assume a risk that the mortality assumptions reflected in our guaranteed annuity payment tables, shown in each policy, will differ from actual mortality experience. Lastly, we assume a mortality risk that, at the time of death, the guaranteed minimum death benefit will exceed the policy’s Accumulation Value. The expense risk assumed is the risk that the cost of issuing and administering the policies will exceed the amount we charge for these services. We expect to make a profit from this charge, which we may use for any purpose.

(b) Policy Service Charge

We deduct an annual policy service charge of $30 each Policy Year on the Policy Anniversary and upon surrender of the policy if on the Policy Anniversary and date of surrender the Accumulation Value is less than $100,000. We deduct the annual policy service charge from each Allocation Option and the DCA Advantage Account, if applicable, in proportion to its percentage of the Accumulation Value on the Policy Anniversary or date of surrender. This charge is designed to cover the costs for providing services under the policy such as collecting, processing and confirming premium payments and establishing and maintaining the available methods of payment.

(c) Investment Preservation Rider and Investment Preservation Rider 2.0 Charge

The IPR was and the IPR 2.0 is available only at the time of application in jurisdictions where approved. If you selected the IPR or select the IPR 2.0, we deduct a charge each policy quarter that the rider is in effect based on the amount that is guaranteed. We deduct this charge beginning with the first policy quarter after the Rider Effective Date. (See “RIDERS—Investment Preservation Rider (optional) and Investment Preservation Rider 2.0 (optional).”) Usually, we deduct the charge from each Allocation Option in proportion to its percentage of the Accumulation Value on the first Business Day of the applicable policy quarter.

The maximum annual charge ranges from 1.50% to 2.00% of the amount that is guaranteed, depending on the Holding Period you choose. We may set a lower charge at our sole discretion.

For IPRs applied for on and after May 1, 2016 and IPR 2.0, the current charge ranges from 0.55% to 1.35% of the amount that is guaranteed, applied on a quarterly basis (0.1375% to 0.3375% per quarter), depending on the Holding Period you choose.

For IPRs applied for before May 1, 2016, the current charge ranges from 0.30% to 1.10% of the amount that is guaranteed, applied on a quarterly basis (0.075% to 0.275% per quarter), depending on the Holding Period you chose. For IPR Resets on or after May 1, 2016, the current charge ranges from 0.50% to 1.30% of the amount that is guaranteed, applied on a quarterly basis (0.125% to 0.325% per quarter).

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If you reset the amount that is guaranteed, a new charge for the IPR and IPR 2.0 may apply. This charge may be more or less than the charge currently in effect on your policy, but will never exceed the stated guaranteed maximum. The charge in effect on the Rider Effective Date or on the Rider Reset Effective Date of any reset will not change after the date the rider (or any reset) becomes effective, unless you again reset the amount that is guaranteed. We will continue to deduct the current charge until the first policy quarter following the Rider Reset Effective Date.

(d) Rider Risk Charge Adjustment

If you cancel the IPR or IPR 2.0 after thirty (30) days, we will deduct a one-time Rider Risk Charge Adjustment from your Accumulation Value. The cancellation will be effective on the date that VPSC (at one of the addresses listed in Question 15 of this Prospectus) receives your cancellation request. (See “RIDERS—Investment Preservation Rider (optional) and Investment Preservation Rider 2.0 (optional)”). In most jurisdictions, we will deduct the Rider Risk Charge Adjustment from an Investment Division or the DCA Advantage Account in proportion to its percentage of the Accumulation Value on that day. We will not deduct this charge if you surrender your policy. However, surrender charges may apply. Certain jurisdictions do not permit us to assess the Rider Risk Charge Adjustment, for more information about the jurisdiction where your policy was issued, contact your registered representative.

We will not change the adjustment for a particular policy once it is set on the date the rider takes effect, unless you reset the applicable IPR Holding Period. The maximum Rider Risk Charge Adjustment is 2.00% of the amount that is guaranteed, except in the case of the 20 year rider Holding Period, which has a 1.00% maximum. We are currently charging the maximum amount. We may set a lower charge at our sole discretion. You should check with your registered representative to determine the percentage we are currently charging before you select this feature.

If you reset the amount that is guaranteed, a new Rider Risk Charge Adjustment may apply. This charge may be more or less than the charge currently in effect on your policy, but will never exceed the stated maximum. Upon an IPR Reset, any new percentage will be effective on the Rider Reset Effective Date.

(e) Fund Charges

The value of the assets of the Separate Account will indirectly reflect the Funds’ total fees and expenses. The Funds’ total fees and expenses are not part of the policy. They may vary in amount from year to year. These fees and expenses are described in detail in the relevant Fund’s prospectus and/or SAI.

Certain Eligible Portfolios may also impose liquidity or redemption fees on withdrawals (including transfers) pursuant to SEC rules, including Rules 2a-7 or 22c-2 under the Investment Company Act of 1940. In such cases, we would administer the Fund fees and deduct them from you Accumulation Value or transaction proceeds.

(f) Transfer Fees

There is no charge for the first 12 transfers in any one Policy Year. NYLIAC reserves the right to charge up to $30 for each transfer in excess of 12, subject to any applicable state insurance law requirements. Transfers made under traditional Dollar Cost Averaging, Interest Sweep, the DCA Advantage Account and Automatic Asset Rebalancing do not count toward this transfer limit.

(g) Annual Death Benefit Reset (ADBR) Rider Charge

If you select the ADBR Rider, we will deduct a charge each policy quarter that the Rider is in effect based on the amount that is guaranteed as of the last Reset Anniversary, less any Reset Value Proportional Reductions. In most jurisdictions, this charge will be deducted from each Investment Division, the DCA Advantage Account and the Fixed Account, in proportion to its percentage of the Accumulation Value of the applicable quarter and will not reduce your Adjusted Premium Payments. However, for policies issued in New York, this charge will be deducted only from the Variable Accumulation Value. This charge will continue to be deducted while the policy remains in-force.

If you applied for your policy before May 1, 2016, the charge for the ADBR Rider is based upon your age when the policy is issued, which will not change. The maximum annual charge is 1.00% of the most recent reset amount, or the initial premium payment in the first Policy Year. You should check with your registered representative to determine the percentage we are currently charging. For policies applied for before May 1, 2016, the ADBR Rider charge is as follows:

Age of Oldest Owner at Issue	Annual Charge
65 or younger	0.30% (.0750% per quarter)
66 to 75 inclusive	0.35% (.0875% per quarter)

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If you applied for your policy on and after May 1, 2016, the charge for the ADBR Rider, for policyholders of all ages, is 0.25% per year (0.0625% per quarter).

(h) Investment Preservation Rider/Annual Death Benefit Reset Rider Package Charge (available only with policies applied for before May 1, 2016)

For policies applied for before May 1, 2016, if you selected the Investment Preservation Rider/Annual Death Benefit Reset Rider combination package (“IPR + ADBR”) (in jurisdictions where available), we will deduct reduced ADBR and IPR rider charges each policy quarter that the IPR + ADBR package is in effect. The maximum annual charge for the combination of the ADBR and IPR rider charges ranges from 2.00% to 2.50%, depending on the IPR Holding Period you choose. With the IPR + ADBR package, the current ADBR rider charge is 0.25% of the most recent reset amount, applied on a quarterly basis. With the IPR + ADBR package, the current IPR rider charge ranges from 0.25% to 1.05% of the amount that is guaranteed under the IPR, applied on a quarterly basis, depending on the IPR Holding Period you choose, unless you reset the guaranteed amount of the IPR. With the IPR + ADBR package, after an IPR Reset the current IPR rider charge ranges from 0.45% to 1.25% of the amount that is guaranteed under the IPR, applied on a quarterly basis, depending on the IPR Holding Period you choose. Please note that if IPR is cancelled, the charge for the ADBR Rider will revert to the charge that is assessed for that rider, if purchased separately. For policies applied for on and after May 1, 2016, there is no discount for selecting an IPR + ADBR package.

Group and Sponsored Arrangements

For certain group or sponsored arrangements, we may reduce the surrender charge and the policy service charge or change the minimum initial and additional premium payment requirements. Group arrangements include those in which a trustee or an employer, for example, purchases policies covering a group of individuals on a group basis. Sponsored arrangements include those in which an employer allows us to sell policies to its employees or retirees on an individual basis.

Our costs for sales, administration, and mortality generally vary with the size and stability of the group among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, including our requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy policies or that have been in existence less than six months will not qualify for reduced charges.

We will make any reductions according to our rules in effect when an application or enrollment form for a policy is approved. We may change these rules from time to time. Any variation in the surrender charge or policy service charge will reflect differences in costs or services and will not be unfairly discriminatory.

Taxes

NYLIAC may, where premium taxes are imposed by state law, deduct such taxes from your policy either: (i) when a surrender, Future Income Purchase or cancellation occurs, or (ii) at the Annuity Commencement Date or the Future Income Start Date. Applicable premium tax rates depend upon such factors as your current state of residency, and the insurance laws and NYLIAC’s status in states where premium taxes are incurred. Current premium tax rates range from 0% to 3.5%. Applicable premium tax rates are subject to change by legislation, administrative interpretations or judicial acts.

We may in the future seek to amend the policies to deduct premium taxes when a premium payment is received.

Under present laws, NYLIAC will also incur state and local taxes (in addition to the premium taxes described above) in several states. NYLIAC may assess charges for such taxes.

NYLIAC does not expect to incur any federal income tax liability attributable to investment income or capital gains retained as part of the Separate Account reserves under the policies. (See “FEDERAL TAX MATTERS.”) Based upon these expectations, no charge is being made currently for corporate federal income taxes which may be attributable to the Separate Account. Such a charge may be made in future years for any federal income taxes NYLIAC incurs.

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DISTRIBUTIONS UNDER THE POLICY

Surrenders and Withdrawals

You can make partial withdrawals, periodic partial withdrawals, hardship withdrawals or surrender the policy to receive part or all of the Accumulation Value at any time before the Annuity Commencement Date and while the Annuitant is living. To request a surrender or withdrawal, you can send a written request in Good Order to VPSC at one of the addresses listed on Question 15 of this Prospectus, or utilize any other method we make available. Faxed and e-mailed requests are not currently acceptable, however, we reserve the right to accept them at our discretion. If the request is in Good Order, the amount available for withdrawal is the Accumulation Value at the end of the Business Day that VPSC receives the written request, less any outstanding loan balance, surrender charges, taxes that we may deduct, and the annual policy service charge, if applicable. If you have not provided us with a written election not to withhold federal income taxes at the time you make a withdrawal or surrender request, NYLIAC must by law withhold such taxes from the taxable portion of any surrender or withdrawal. We will remit that amount to the federal government. In addition, some states have enacted legislation requiring withholding. You can also request a partial withdrawal online using “My Account” at www.newyorklife.com. Currently, online withdrawals cannot exceed $10,000. NYLIAC will pay all surrenders or withdrawals within seven days of receipt of all required information in Good Order (including documents necessary to comply with federal and state tax law), subject to postponement in certain circumstances. (See “DELAY OF PAYMENTS.”)

Since you assume the investment risk with respect to amounts allocated to the Separate Account and because certain surrenders or withdrawals are subject to a surrender charge and premium tax deduction, the total amount paid upon surrender of the policy (taking into account any prior withdrawals) may be more or less than the total premium payments made.

Surrenders and withdrawals may be taxable transactions, and the Code provides that a 10% penalty tax may be imposed on certain early surrenders or withdrawals (the penalty tax is increased to 25% in the case of a distribution from a SIMPLE IRA within the first two years of your participation in the SIMPLE IRA Plan.) (See “FEDERAL TAX MATTERS—TAXATION OF ANNUITIES IN GENERAL.”) In addition, taxable surrenders and withdrawals may be subject to an additional 3.8 percent tax on net investment income. (See “FEDERAL TAX MATTERS—3.8 Percent Tax on Certain Investment Income.”)

(a) Surrenders

We may deduct a surrender charge and any state premium tax, if applicable, any outstanding loan balance, and the annual policy service charge, if applicable, from the amount paid. We will pay the proceeds in a lump sum to you unless you elect a different Income Payment method. If your address or bank account information has been on file with us for less than 15 days, we may require additional verification of your identity, in Good Order, before we will process a request to send surrender proceeds electronically to that bank account or through the mail to that address. For requests to surrender amounts greater than $50,000, we may require a notarized confirmation of the owner(s) signature or medallion signature guarantee. (See “INCOME PAYMENTS.”) Surrenders may be taxable transactions and the 10% penalty tax provisions may be applicable. (See “FEDERAL TAX MATTERS—TAXATION OF ANNUITIES IN GENERAL.”)

(b) Partial Withdrawals

The minimum amount that can be withdrawn is $500, unless we agree otherwise. We will withdraw the amount from the Allocation Options in accordance with your request. However, if you do not specify how to allocate a partial withdrawal among the Allocation Options or if the IPR or IPR 2.0 is in effect, we will deduct the partial withdrawal on a pro-rata basis. Your requested partial withdrawal will be effective on the date we receive your request in Good Order at the VPSC or online, through “My Account” at www.newyorklife.com. However, if that day is not a Business Day or if your request is received after the close of the NYSE, then the requested partial withdrawal will be effective on the next Business Day. Generally, we will pay the partial withdrawal within seven days of that date. Partial withdrawals may be taxable transactions and the 10% penalty tax provisions may be applicable. (See “FEDERAL TAX MATTERS—TAXATION OF ANNUITIES IN GENERAL.”)

If the requested partial withdrawal is equal to the value in any of the Allocation Options from which the partial withdrawal is being made, we will pay the entire value of that Allocation Option and/or the DCA Advantage Account, less any surrender charge that may apply to you. If honoring a partial withdrawal request would result in an Accumulation Value that would provide Income Payments of less than $20 per month on the Annuity Commencement Date, we reserve the right to terminate your policy and pay you the Accumulation Value in a single sum, subject to any applicable state

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insurance law or regulation. We will notify you of our intention to exercise this right and give you 90 days to make a premium payment. If we terminate your policy, we will pay you the Accumulation Value of your policy in one lump sum.

Also note that partial withdrawal requests for amounts greater than $50,000 must be received in Good Order and we may require a notarized confirmation of the Owner(s) signature or a medallion signature guarantee. If your address or bank account information has been on file with us for less than 30 days, we will either require the request in writing or require additional verification of your identity, in a means acceptable to us, before we will process a request to send partial withdrawal proceeds electronically to that bank account or through the mail to that address. In addition, partial withdrawal requests made from policies that are less than 90 days old or that had an ownership change within 30 days of such partial withdrawal request must be made in writing and sent to VPSC at one of the addresses noted in Question 15 of this Prospectus. Faxed and e-mailed requests are not currently acceptable, however, we reserve the right to accept them at our discretion.

(c) Periodic Partial Withdrawals

You may elect to receive regularly scheduled partial withdrawals from the policy. These periodic partial withdrawals may be paid on a monthly, quarterly, semi-annual, or annual basis. You will elect the frequency of the withdrawals and the day of the month for the withdrawals to be made (may not be the 29th, 30th or 31st of a month). We will make all withdrawals on the day of each calendar month you specify, or on the next Business Day (if the day you have specified is not a Business Day or does not exist in that month). To process Periodic Partial Withdrawals, you must send a written request in Good Order to VPSC at one of the addresses listed in Question 15 of this Prospectus. NYLIAC must receive a request in writing no later than five Business Days prior to the date the withdrawals are to begin. If your request for this option is received less than five Business Days prior to the date you request it to begin, the withdrawals will begin on the day of the month you specify in the month following the receipt of your request. Faxed and e-mailed requests are not currently acceptable, however, we reserve the right to accept them at our discretion. You must specify the Allocation Options from which the periodic partial withdrawals will be made. The minimum amount under this feature is $100, or such lower amount as we may permit. Periodic partial withdrawals may be taxable transactions and the 10% penalty tax provisions may be applicable. (See “FEDERAL TAX MATTERS—TAXATION OF ANNUITIES IN GENERAL.”) If you do not specify otherwise, we will withdraw money on a pro-rata basis from each Investment Division and/or the Fixed Account. You may not make periodic partial withdrawals from the DCA Advantage Account.

You can elect to receive “Interest Only” periodic partial withdrawals for the interest earned on monies allocated to the Fixed Account. This option is not available for policies issued in the State of New York. If this option is chosen, the $100 minimum for periodic partial withdrawals will be waived. However, you must have at least $5,000 in the Fixed Account at the time of each periodic partial withdrawal, unless we agree otherwise.

(d) Hardship Withdrawals

Under certain Qualified Policies, the Plan Administrator (as defined in Code Section 414(g)) may allow, in its sole discretion, certain withdrawals it determines to be “Hardship Withdrawals.” The surrender charge and 10% penalty tax, if applicable, and provisions applicable to partial withdrawals apply to Hardship Withdrawals.

Required Minimum Distribution Option

For IRAs, SIMPLE IRAs and SEP IRAs, the policyowner is generally not required to elect the required minimum distribution option until April 1st of the year following the calendar year he or she attains age 70 1/2. For TSAs, the policyowner is generally not required to elect the required minimum distribution option until April 1st of the year following the calendar year he or she attains age 70 1/2 or until April 1st of the year following the calendar year he or she retires, whichever occurs later. For Inherited IRAs, the policyowner is required to take the first required minimum distribution on or before December 31 of the calendar year following the year of the original owner’s death.

Our Right to Cancel

If we do not receive any premium payments for a period of two years, and the Accumulation Value of your policy would provide Income Payments of less than $20 per month on the Annuity Commencement Date, we reserve the right to terminate your policy subject to any applicable state insurance law or regulation. We will notify you of our intention to exercise this right and, provided that you are not older than the maximum age for making a premium payment as stated on the Policy Data Page, give you 90 days to make a premium payment. If we terminate your policy, we will pay you the Accumulation Value of your policy in one lump sum.

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Annuity Commencement Date

The Annuity Commencement Date is the date specified on the Policy Data Page. The Annuity Commencement Date is the day that Income Payments are scheduled to commence (sometimes referred to as annuitization of the policy) unless the policy has been surrendered or an amount has been paid as proceeds to the designated Beneficiary prior to that date. The earliest possible annuity commencement date is the first Policy Anniversary. If we agree, you may change the Annuity Commencement Date to an earlier date. If we agree, you may also defer the Annuity Commencement Date to a later date, provided that we receive notice in a form acceptable to us (or as required under state law) of the request at least one month before the last selected Annuity Commencement Date. To request to change or defer the Annuity Commencement Date to a later date, subject to the constraints noted above, you must provide notice in a form acceptable to us (or as required under state law) in Good Order to VPSC at one of the addresses listed in Question 15 of this Prospectus.

The Annuity Commencement Date and Income Payment method for Qualified Policies may also be controlled by endorsements, the plan, or applicable law.

Death Before Annuity Commencement

Unless amended by any rider attached to the policy, if the Owner dies prior to the Annuity Commencement Date, we will pay an amount as proceeds to the designated Beneficiary, as of the date VPSC receives proof of death and all other required information in Good Order at one of the addresses listed in Question 15 of this Prospectus. With a jointly owned policy, ownership rights and privileges under the policy must be exercised jointly and benefits under the policy will be paid upon the death of any joint owner. (See “FEDERAL TAX MATTERS—TAXATION OF ANNUITIES IN GENERAL.”) For policies owned by a grantor trust, all of whose grantors are individuals, benefits will be paid upon the death of any grantor. The amount will be the greatest of:

(a)	the Accumulation Value; or

(b)	the Return of Premium Death Benefit; or

(c)	the Accumulation Value as of the Policy Anniversary immediately following the expiration of the Surrender Charge Period for the first premium payment, plus any other premium payments made since that Policy Anniversary, reduced proportionally by any amounts withdrawn from the policy since that Policy Anniversary.

We will make payments in a lump sum to the Beneficiary unless you have elected or the Beneficiary elects otherwise in a signed written notice in Good Order. If such an election is properly made, we will apply all or part of these proceeds:

(i)	under the Life Income Payment option to provide an immediate annuity for the Beneficiary who will be the policyowner and Annuitant; or

(ii)	under another Income Payment option we may offer at the time.

Payments under the annuity or under any other method of payment we make available must be for the life of the Beneficiary, or for a number of years that is not more than the life expectancy of the Beneficiary at the time of the policyowner’s death (as determined for federal tax purposes), and must begin within one year after the policyowner’s death. (See “INCOME PAYMENTS.”)

If your spouse (as defined under Federal law) is the sole primary Beneficiary, we can pay the proceeds to the surviving spouse if you die before the Annuity Commencement Date or the policy can continue with the surviving spouse as (a) the new policyowner and, (b) the Annuitant, if you were the Annuitant. For policies with one Annuitant, if the Annuitant is not the Owner and the Annuitant dies before the Annuity Commencement Date, the Owner will become the Annuitant, and the policy will continue.

We will make any distribution or application of policy proceeds within 7 days after VPSC receives all documents (including documents necessary to comply with federal and state tax law) in connection with the event or election that causes the distribution to take place at one of the addresses listed in Question 15 of this Prospectus, subject to postponement in certain circumstances. (See “DELAY OF PAYMENTS.”)

Income Payments

(a) Election of Income Payment Options

On the Annuity Commencement Date, the Accumulation Value will be applied to provide a monthly Income Payment. We will make Income Payments under the Life Income – Guaranteed Period Payment option. However, on or before the Annuity Commencement Date, You can elect to receive Income Payments under such other option we may offer at that

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time where permitted by state laws. (See “ANNUITY PAYMENTS” in the Statement of Additional Information.) We will require that a lump sum payment be made if the Accumulation Value is an amount that would provide Income Payments of less than $20 a month on the Annuity Commencement Date. If the Life Income – Guaranteed Period Payment option is not chosen, you may change the Income Payment option or request any other method of payment we agree to at any time before the Annuity Commencement Date. To change the Income Payment option or to request another method of payment prior to the Annuity Commencement Date, you must send a written request in Good Order to VPSC at one of the addresses listed in Question 15 of this Prospectus. However, once payments begin, you may not change the option. If the Life Income Payment option is chosen, we may require proof of birth date before Income Payments begin. For Income Payment options involving life income, the actual age of the Annuitant(s) will affect the amount of each payment. Since payments based on older Annuitants are expected to be fewer in number, the amount of each annuity payment should be greater. We will make payments under the Life Income Payment option in the same specified amount and over the life of the Annuitant(s) with a guarantee of 10 years of payments, even if an Annuitant dies sooner. NYLIAC does not currently offer variable Income Payment options.

A policyholder may elect to apply a portion of the Accumulation Value toward one of the Income Payment options we may offer, while the remainder of the policy continues to accumulate income on a tax-deferred basis. This is called a partial annuitization. A partial annuitization will reduce the benefits provided under this policy. The Accumulation Value will be reduced by the amount placed under one of the Income Payment options we may offer. Under a partial annuitization, the policy’s Accumulation Value, any riders under the policy and any charges assessed will be treated the same as they would under any other withdrawal from the policy’s Accumulation Value, except that surrender charges will not be assessed. (See “FEDERAL TAX MATTERS.”)

Under Income Payment options involving life income, the Payee may not receive Income Payments equal to the total premium payments made under the policy if the Annuitant dies before the actuarially predicted date of death. We base Income Payment options involving life income on annuity tables that vary on the basis of gender, unless the policy was issued under an employer sponsored plan or in a state which requires unisex rates.

Taxable Income Payments may be subject to an additional 3.8 percent tax on net investment income. (See “FEDERAL TAX MATTERS—3.8 Percent Tax on Certain Investment Income.”)

(b) Proof of Survivorship

We may require satisfactory proof of survival from time to time, before we pay any Income Payments or other benefits. We will request the proof at least 30 days prior to the next scheduled payment date.

Delay of Payments

We will pay any amounts due from the Separate Account under the policy within seven (7) days of the date VPSC receives all documents (including documents necessary to comply with federal and state tax law) in connection with a payment request at one of the addresses listed in Question 15 of this Prospectus.

Situations where payment may be delayed:

1.	We may delay payment of any amounts due from the Separate Account under the policy and transfers among Investment Divisions during any period that:

(a)	The New York Stock Exchange (“NYSE”) is closed, for other than usual weekends or holidays; trading is restricted by the Securities and Exchange Commission (SEC); or the SEC declares that an emergency exists;

(b)	The SEC, by order, permits us to delay payment in order to protect our policyowners; or

(c)	The check used to pay the premium has not cleared through the banking system. This may take up to fifteen (15) days.

2.	We may delay payment of any amounts due from the Fixed Account and/or the DCA Advantage Account . When permitted by law, we may defer payment of any partial withdrawal or full surrender request for up to six months from the date of surrender from the Fixed Account and/or the DCA Advantage Account . We will pay interest of at least 1.0% per year on any partial withdrawal or full surrender request deferred for 30 days or more.

3.

Federal laws made to combat terrorism and prevent money laundering by criminals might, in certain circumstances, require us to reject a premium payment and/or “freeze” a policy. If these laws apply in a particular policy(ies), we would not be allowed to pay any request for transfers, partial withdrawals, surrenders or death benefits. If a policy or an account is frozen, the Accumulation Value would be moved to a special segregated

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interest-bearing account and held in that account until we receive instructions from the appropriate federal regulator.

Designation of Beneficiary

You may select one or more Beneficiaries and name them in the application. Thereafter, before the Annuity Commencement Date and while you are living, you may change the Beneficiary by written notice in Good Order sent to one of the addresses listed in Question 15 of this Prospectus, or you may change a Beneficiary using “My Account” at www.newyorklife.com. If before the Annuity Commencement Date, the Annuitant dies while you are still living, you will become the new Annuitant under the policy. If you are the Annuitant, the proceeds pass to your Beneficiary.

If no Beneficiary for any amount payable, or for a stated share, survives you, the right to this amount or this share will pass to your estate. Payment of the proceeds will be made in a single sum to your estate. If any Beneficiary dies at the same time as you, or within fifteen (15) days after your death, but before we receive proof of death and all claim information in Good Order, we will pay any amount payable as though the Beneficiary died first.

Every state has unclaimed property laws, which generally declare an annuity policy to be abandoned after a period of inactivity of three to five years from the policy’s maturity date or the date the death benefit is due and payable. If, after a thorough search, we are unable to locate you after your policy’s Annuity Commencement Date, or if we are unable to locate your Beneficiary if you die before the Annuity Commencement Date, or you or the Beneficiary do not come forward to claim the policy proceeds or death benefit in a timely manner, the proceeds or death benefit may be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the annuitant last resided, as shown on our books and records, or to Delaware (our state of domicile). This escheatment is revocable, however, and the state is obligated to pay back the escheated amount if you or your beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your Beneficiary designation, including addresses, if and as they change. Please contact us at 1-800-598-2019, or send written notice to one of the addresses in Question 15 of the section of the Prospectus entitled, “Questions and Answers About New York Life Premier Variable Annuity II.”

Restrictions Under Code Section 403(b)(11)

With respect to 403(b) TSAs, distributions attributable to salary reduction contributions made in years beginning after December 31, 1988 (including the earnings on these contributions), as well as to earnings in such years on salary reduction accumulations held as of the end of the last year beginning before January 1, 1989, may not begin before the employee attains age 59 1/2, has a severance from employment, dies or becomes disabled. The Code section 403(b) plan may also provide for distribution in the case of hardship. However, hardship distributions are limited to amounts contributed by salary reduction. The earnings on such amounts may not be withdrawn. Even though a distribution may be permitted under these rules (e.g., for hardship or due to a severance from employment), it may still be subject to a 10% additional income tax as a premature distribution.

Under the final Code section 403(b) regulations, which the Department of Treasury published on July 26, 2007, employer contributions made to Code section 403(b) TSA contracts will be subject to new withdrawal restrictions. Under the new rules, amounts attributable to employer contributions to a Code section 403(b) TSA contract that is issued after December 31, 2008 may not be distributed earlier than the earliest of severance from employment or upon the occurrence of a certain event, such as after a fixed number of years, the attainment of a stated age, or disability. These new withdrawal restrictions do not apply to Code section 403(b) TSA contracts issued before January 1, 2009.

Under the terms of your Code section 403(b) plan, you may have the option to invest in other funding vehicles, including Code section 403(b)(7) custodial accounts. You should consult your plan document to make this determination.

Loans

Loans are available only if you have purchased an Accumulation Value based M&E Charge policy in connection with a 403(b) plan, are not available for policies with IPR or IPR 2.0 and may not be available in all states for plans subject to the Employment Retirement Income Security Act of 1974 (ERISA). To request a TSA loan, you must send a written request in Good Order to VPSC. If your address or bank account information has been on file with us for less than 15 days, we may require additional verification of your identity, in a form acceptable to us, before we will process a request to send loan proceeds electronically to that bank account or through the mail to that address. Under your 403(b) policy, you may borrow against your policy’s Accumulation Value after the first Policy Year and prior to the Annuity Commencement Date. Unless we agree otherwise, only one loan may be outstanding at a time. There must be a minimum Accumulation

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Value of $5,000 in the policy at the time of the loan. The minimum loan amount is $500. The maximum loan that you may take is the lesser of: (a) 50% of the policy’s Accumulation Value on the date of the loan or (b) $50,000 minus your highest outstanding principal balance in the previous 12 months from your policy and any qualified employer plan (as defined under Sections 72(p)(4) and 72(p)(2)(D) of the Code). Please note that adverse tax consequences could result from your failure to comply with this limitation. NYLIAC, and its affiliates and agents do not provide legal or tax advice nor assume responsibility or liability for any legal or tax consequences of any TSA loan taken under a 403(b) policy or the compliance of such loan with the Code limitations set forth in this paragraph or for determining whether any plan or loan is subject to and/or complies with ERISA.

We withdraw a loan processing fee of $25 from the Accumulation Value on a pro rata basis, unless prohibited by applicable state law or regulation. If on the date of the loan you do not have a Fixed Accumulation Value equal to at least 125% of the loan amount, we will transfer sufficient Accumulation Value from the Investment Divisions and/or the DCA Advantage Account on a pro rata basis so that the Fixed Accumulation Value equals 125% of the loan amount. While a loan is outstanding, you may not make partial withdrawals or transfers which would reduce the Fixed Accumulation Value to an amount less than 125% of the outstanding loan balance.

For all loans, of the assets being held in the Fixed Account to secure 125% of the loan amount, the interest rate credited to the amount representing the outstanding loan balance will be 2% less than the interest rate charged on the loan. The additional 25% being held in the Fixed Account to secure the loan will be credited with the current declared interest rate for both non-ERISA and ERISA subject plans. The credited interest rate will always be at least equal to the minimum guaranteed interest rate stated on the Policy Data Page.

For plans subject to ERISA, interest charged will be based on the Prime Rate, as reported in the Wall Street Journal on the first Business Day of a calendar year or the Moody’s Corporate Bond Yield Average as of two months before the date the rate is determined. The rate is determined on the first Business Day of the calendar year. We will assess interest in arrears as part of the periodic loan repayments.

You must repay the loan on a periodic basis not less frequent than quarterly and over a period no greater than five years from the date it is taken. If a loan repayment is in default, we will withdraw the amount in default from the Fixed Accumulation Value to the extent permitted by federal income tax rules. We will take such a repayment on a first-in, first-out (FIFO) basis from amounts allocated to the Fixed Account.

We permit loans to acquire a principal residence under the same terms described above, except that:

(a)	the minimum loan amount is $5,000; and

(b)	repayment of the loan amount may be extended to a maximum of twenty-five years.

We deduct any outstanding loan balance including any accrued interest from the Fixed Accumulation Value prior to payment of a surrender or the commencement of the annuity benefits. On death of the policyowner or Annuitant, we deduct any outstanding loan balance from the Fixed Accumulation Value as a partial withdrawal as of the date we receive the notice of death.

Loans are subject to the terms of the policy, your 403(b) plan and the Code, which may impose restrictions upon them. We reserve the right to suspend, modify, or terminate the availability of loans under this policy at any time. However, any action taken by us will not affect already outstanding loans. Also note that for Premium Based M&E Charge policies purchased in connection with TSA plans, you may not borrow any portion of your Accumulation Value.

THE FIXED ACCOUNT

The Fixed Account is held by assets in NYLIAC’s general account, which includes all of NYLIAC’s assets except those assets specifically allocated to NYLIAC’s separate accounts. NYLIAC has sole discretion to invest the assets of the Fixed Account subject to applicable law. The Fixed Account is not registered under the federal securities laws and is generally not subject to their provisions. Therefore, generally you do not have the benefits and protections of these statutes for amounts allocated to the Fixed Account. These disclosures regarding the Fixed Account may be subject to certain applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

(a) Interest Crediting

NYLIAC guarantees that it will credit interest at an annual effective rate of at least the minimum guaranteed interest rate stated on the Policy Data Page of your policy, to amounts allocated or transferred to the Fixed Account under the

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policies. As of the date of this Prospectus, the guaranteed minimum interest rate is 0.05%. Please contact your registered representative for the current guaranteed minimum interest rate. We credit interest on a daily basis. NYLIAC may, at its sole discretion, credit a higher rate or rates of interest to amounts allocated or transferred to the Fixed Account.

Interest rates will be set on the anniversary of each premium payment or transfer. All premium payments, and additional amounts (including transfers from other Investment Divisions) allocated to the Fixed Account, plus prior interest earned on such amounts, will receive their applicable interest rate for one-year periods from the anniversary on which the allocation or transfer was made. The Fixed Account Accumulation Value will never be less than the Fixed Account portion of the Nonforfeiture Value.

(b) Transfers to Investment Divisions or an Asset Allocation Model

Generally, you may transfer amounts from the Fixed Account (if applicable) to the Investment Divisions or an Asset Allocation Model up to thirty (30) days prior to the Annuity Commencement Date, subject to the following conditions.

1. The maximum amount you are allowed to transfer from the Fixed Account to the Investment Divisions or an Asset Allocation Model, including Interest Sweep transfers, during any Policy Year while the surrender charge period for the initial premium payment is in effect is 25% of the highest attained Fixed Account Accumulation Value as of the beginning of each Policy Year. When the surrender charge period is no longer in effect, the maximum amount that you are allowed to transfer from the Fixed Account to the Investment Divisions or an Asset Allocation Model may not exceed 50% of the highest attained Fixed Account Accumulation Value as of the beginning of each Policy Year, regardless of any new surrender charge periods applicable to additional premium payments. The highest attained Fixed Account Accumulation Value will decrease by the amount of any withdrawals made from the Fixed Account, and increase by the amount of any additional premium payments made to the Fixed Account. When the Fixed Account Accumulation Value is zero, all previous Fixed Account Accumulation values are disregarded, and the next premium payment to the Fixed Account will then be considered the highest attained Fixed Account Accumulation Value until a subsequent anniversary results in a higher balance.

2. The remaining value in the Fixed Account after a transfer from the Fixed Account to the Investment Divisions or an Asset Allocation Model must be at least $25. If, after a contemplated transfer, the remaining value in the Fixed Account would be less than $25, that amount must be included in the transfer, unless NYLIAC in its discretion permits otherwise. We determine amounts transferred from the Fixed Account on a first-in, first-out (FIFO) basis, for purposes of determining the rate at which we credit interest on amounts remaining in the Fixed Account.

3. No transfers are allowed into the Fixed Account for Premium based M&E Charge policies.

For Premium based M&E Charge policies, premium payments transferred from the Fixed Account to the Investment Divisions or an Asset Allocation Model are subject to a Mortality and Expense Risk and Administrative Costs Charge.

Except as part of an existing request relating to traditional Dollar Cost Averaging, the DCA Advantage Account, if applicable, or Interest Sweep, you may not transfer money into the Fixed Account if you made a transfer out of the Fixed Account during the previous six-month period.

You must make transfer requests in writing in Good Order and sent to VPSC at one of the addresses listed in Question 15 of this Prospectus or by telephone in accordance with established procedures or through our online service at www.newyorklife.com. Faxed and e-mailed requests are not currently acceptable, however, we reserve the right to accept them at our discretion.

We will deduct partial withdrawals and apply any surrender charges to the Fixed Account on a FIFO basis (i.e., from any value in the Fixed Account attributable to premium payments or transfers from Investment Divisions or an Asset Allocation Model in the same order in which you allocated such payments or transfers to the Fixed Account during the life of the policy).

THE DCA ADVANTAGE ACCOUNT

Like the Fixed Account, the DCA Advantage Account is also held in NYLIAC’s general account. The DCA Advantage Account is not registered under the federal securities laws. The information contained in the first paragraph under “THE FIXED ACCOUNT” equally applies to the DCA Advantage Account.

NYLIAC will set interest rates in advance for each date on which we may receive a premium payment to the DCA Advantage Account. We will never declare less than the minimum guaranteed interest rate stated on the Policy Data Page of your policy. Premium payments into the DCA Advantage Account will receive the applicable interest rate in effect on the Business Day we receive the premium payment. Interest rates for subsequent premium payments made into the DCA

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Advantage Account may be different from the rate applied to prior premium payments made into the DCA Advantage Account. The DCA Advantage Account Accumulation Value will never be less than the DCA Advantage Account portion of the Nonforfeiture Value.

The annual effective rate that we declare is credited only to amounts remaining in the DCA Advantage Account. We credit the interest on a daily basis. Because money is periodically transferred out of the DCA Advantage Account, amounts in the DCA Advantage Account will not achieve the declared annual effective rate. Please note that interest credited under the DCA Advantage Account will exceed the actual investment earnings of NYLIAC less appropriate risk and expense adjustments. Excess interest amounts credited to the DCA Advantage Account will be recovered by fees and charges associated with the Investment Divisions in later Policy Years. The interest credited in later Policy Years may be less than that for the first Policy Year.

FEDERAL TAX MATTERS

Introduction

The following discussion is general and is not intended as tax advice. We issue both Qualified and Non-Qualified Policies. Both types of policies offer tax-deferred accumulation. A Non-Qualified Policy can provide for retirement income other than through a tax-qualified plan. Qualified Policies are designed for use by individuals in retirement plans which are intended to qualify as plans qualified for special income tax treatment under Sections 219, 403, 408 or 408A of the Code. The ultimate effect of federal income taxes on the Accumulation Value, on Income Payments and on the economic benefit to you, the Annuitant or the Beneficiary depends on the type of retirement plan for which the Qualified Policy is purchased, on the tax and employment status of the individual concerned and on NYLIAC’s tax status. The following discussion assumes that Qualified Policies are used in retirement plans that qualify for the special federal income tax treatment described above. This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under a policy. Any person concerned about these tax implications should consult a tax adviser before making a premium payment. This discussion is based upon NYLIAC’s understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. We cannot predict the likelihood of continuation of the present federal income tax laws or of the current interpretations by the Internal Revenue Service, which may change from time to time without notice. Any such change could have retroactive effects regardless of the date of enactment. Moreover, this discussion does not take into consideration any applicable state or other tax laws except with respect to the imposition of any state premium taxes. We suggest you consult with your tax adviser.

Taxation of Annuities in General

The following discussion assumes that the policies will qualify as annuity contracts for federal income tax purposes. The Statement of Additional Information discusses such qualifications.

Section 72 of the Code governs taxation of annuities in general. NYLIAC believes that an annuity policyowner generally is not taxed on increases in the value of a policy until distribution occurs either in the form of a lump sum received by withdrawing all or part of the Accumulation Value (i.e., surrenders or partial withdrawals) or as Income Payments under the Income Payment option elected. The exception to this rule is that generally, a policyowner of any deferred annuity policy who is not a natural person must include in income any increase in the excess of the policyowner’s Accumulation Value over the policyowner’s investment in the contract during the taxable year. However, there are some exceptions to this exception. You may wish to discuss these with your tax counsel. The taxable portion of a distribution (in the form of an annuity or lump sum payment) is generally taxed as ordinary income. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Accumulation Value generally will be treated as a distribution.

In the case of a withdrawal or surrender distributed to a participant or Beneficiary under a Qualified Policy, a ratable portion of the amount received is taxable, generally based on the ratio of the investment in the contract to the total policy value. The “investment in the contract” generally equals the portion, if any, of any premium payments paid by or on behalf of an individual under a policy which is not excluded from the individual’s gross income. For policies issued in connection with qualified plans, the “investment in the contract” can be zero. The law requires the use of special simplified methods to determine the taxable amount of payments that are based in whole or in part on the Annuitant’s life and that are paid from TSAs.

Generally, in the case of a withdrawal under a Non-Qualified Policy before the Annuity Commencement Date, amounts received are first treated as taxable income to the extent that the Accumulation Value immediately before the withdrawal exceeds the “investment in the contract” at that time. Any additional amount withdrawn is not taxable. On the other hand, upon a full surrender of a Non-Qualified Policy, if the “investment in the contract” exceeds the Accumulation

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Value (less any surrender charges), the loss is treated as an ordinary loss for federal income tax purposes. However, limitations may apply to the amount of the loss that may be deductible. It is the IRS’s view that a loss on the surrender of a variable annuity contract is treated as a miscellaneous itemized deduction subject to the 2% of adjusted gross income limit.

Although the tax consequences may vary depending on the Income Payment option elected under the policy, in general, only the portion of the Income Payment that represents the amount by which the Accumulation Value exceeds the “investment in the contract” will be taxed. After the investment in the Policy is recovered, the full amount of any additional Income Payments is taxable. For fixed Income Payments, in general, there is no tax on the portion of each payment which represents the same ratio that the “investment in the contract” bears to the total expected value of the Income Payments for the term of the payments. However, the remainder of each Income Payment is taxable until the recovery of the investment in the contract, and thereafter the full amount of each annuity payment is taxable. If death occurs before full recovery of the investment in the contract, the unrecovered amount may be deducted on the Annuitant’s final tax return.

Effective for amounts received in taxable years beginning after December 31, 2010, a policyowner may elect to apply a portion of the Accumulation Value towards one of the Income Payment options we may offer, while the remainder of the policy continues to accumulate income on a tax-deferred basis. This is called a partial annuitization. If a policyowner chooses to partially annuitize a policy, the resulting payments will be taxed as fixed Income Payments described above, only if such payments are received for one of the following periods: (1) the annuitant’s life (or the lives of the joint annuitants, if applicable), or (2) a period of 10 years or more. Provided such requirements are met, the “investment in the contract” will be allocated pro rata between each portion of the policy from which amounts are received as an annuity and the portion of the policy from which amounts are not received as an annuity. It is our understanding that the commencement of Future Income Payments before the Annuity Commencement Date will be treated as a partial annuitization of the policy. As such, the investment in the contract will be allocated pro rata between the Future Income Payments and the Accumulation Value. Although there is some uncertainty regarding when the investment in the contract should be allocated, we believe that allocation at commencement of Future Income Payments is consistent with Code Section 72(a)(2), which provides for partial annuitization treatment if any amount is “received” as an annuity (and other applicable requirements are met). In light of this uncertainty, however, you should consult a tax adviser before making a Future Income Purchase.

In the case of a distribution, a penalty tax equal to 10% of the amount treated as taxable income may be imposed. The penalty tax is not imposed in certain circumstances, including, generally, distributions: (1) made on or after the date on which the policyowner attains age 59 1/2, (2) made as a result of the policyowner’s (or, where the policyowner is not an individual, the Annuitant’s) death, (3) made as a result of the policyowner’s disability, (4) which are part of a series of substantially equal periodic payments (at least annually) made for the life (or life expectancy) of the policyowner or the joint lives (or joint life expectancies) of the policyowner and his or her designated beneficiary, or (5) received from an Inherited IRA. Other tax penalties may apply to certain distributions pursuant to a Qualified Policy.

All non-qualified, deferred annuity contracts issued by NYLIAC (or its affiliates) to the same policyowner during any calendar year are to be treated as one annuity contract for purposes of determining the amount includible in an individual’s gross income. In addition, there may be other situations in which the Treasury Department may conclude (under its authority to issue regulations) that it would be appropriate to aggregate two or more annuity contracts purchased by the same policyowner. Accordingly, a policyowner should consult a tax adviser before purchasing more than one policy or other annuity contract.

A transfer of ownership of a policy, or designation of an Annuitant or other Beneficiary who is not also the policyowner, may result in certain income or gift tax consequences to the policyowner. A policyowner contemplating any transfer or assignment of a policy should consult a tax adviser with respect to the potential tax effects of such a transaction.

3.8 Percent Tax on Certain Investment Income

In general, a tax of 3.8 percent will apply to net investment income (“NII”) received by an individual taxpayer to the extent his or her modified adjusted gross income (“MAGI”) exceeds certain thresholds (e.g., $250,000 in the case of taxpayers filing jointly, $125,000 in the case of a married taxpayer filing separately and $200,000 in the case of other individual taxpayers). For this purpose, NII includes (i) gross income from various investments, including gross income received with respect to annuities that are not held through a tax-qualified plan (e.g., a traditional IRA or Section 403(b) plan) and (ii) net gain attributable to the disposition of property. Such NII (as well as gross income from tax qualified plans) will also increase a taxpayer’s MAGI for purposes of the taxable thresholds described above. This tax also applies to trusts and estates under a special set of rules. In 2012 the IRS and the Treasury Department issued guidance regarding

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this new tax in the form of proposed regulations, which were finalized in 2013. You should consult your tax advisor to determine the applicability of this tax in your individual circumstances and with respect to any amount received in connection with the surrender of this policy, distributions or withdrawals from this policy or the exercise of other rights and features under this annuity contract.

Partial Section 1035 Exchanges

Section 1035 of the Code provides that an annuity contract may be exchanged in a tax-free transaction for another annuity contract or a long-term care insurance policy. The IRS has issued guidance which provides that the direct transfer of a portion of an annuity contract into another annuity contract can qualify as a tax-free exchange, provided that no amounts (other than annuity payments made for life or for a term of at least 10 years) are distributed from either contract involved in the exchange for 180 days following the date of the transfer. If a taxpayer takes a distribution during this 180-day waiting period, the IRS guidance provides that the IRS will apply general tax principles to determine the tax treatment of the transfer and/or the distribution (e.g., in appropriate circumstances, as taxable “boot” or as a taxable distribution, effectively negating the tax-free exchange).

This IRS guidance, however, does not address the tax treatment of a partial exchange of an annuity contract for a long-term care insurance policy. Although we believe that taking a distribution or withdrawal from the Contract described in this prospectus within 180 days of a partial exchange of such Contract for a long-term care insurance policy should not cause such prior partial exchange to be treated as taxable, there can be no assurance that the IRS will not expand the 180-day rule described above to partial exchanges of an annuity contract for a long-term care insurance policy, or that the IRS will not provide other guidance with respect to such partial exchanges. If you contemplate such an exchange, you should consult a tax advisor to discuss the potential tax effects of such a transaction.

Qualified Policies

Qualified Policies are designed for use with retirement plans that qualify for special federal income tax treatment under Sections 219, 403(b), 408, and 408A of the Code. The tax rules applicable to participants and beneficiaries in these plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions (including special rules for certain lump sum distributions to individuals who attained the age of 50 by January 1, 1986). Adverse tax consequences may result from contributions in excess of specified limits, distributions prior to age 59 1/2 (subject to certain exceptions), distributions that do not conform to specified minimum distribution rules and in certain other circumstances. Therefore, this discussion only provides general information about the use of Qualified Policies with the plans described below. Policyowners and participants under these plans, as well as Annuitants and Beneficiaries are cautioned that the rights of any person to any benefits under the plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the policy issued in connection with the plan. Purchasers of Qualified Policies should seek legal and tax advice regarding the suitability of the policy.

(a) 403(b) Plans. Under Section 403(b) of the Code, payments made by public school systems and certain tax exempt organizations to purchase annuity policies for their employees are excludible from the gross income of the employee, subject to certain limitations. However, such payments may be subject to FICA (Social Security) taxes.

Important Information Regarding Final Code Section 403(b) Regulations

On July 26, 2007, the Department of the Treasury published final Code section 403(b) regulations that were largely effective on January 1, 2009. These comprehensive regulations include several new rules and requirements, such as a requirement that employers maintain their Code section 403(b) plans pursuant to a written plan. The final regulations, subsequent IRS guidance, and the terms of the written plan and/or the written information sharing agreement between the employer and NYLIAC may impose new restrictions on both new and existing Code section 403(b) TSA contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased.

Prior to the effective date of the final regulations, IRS guidance applicable to tax-free transfers and exchanges of Code section 403(b) TSA contracts or custodial accounts became effective September 25, 2007, replacing existing rules under IRS Revenue Ruling 90-24 previously applicable to such transfers and exchanges (a “90-24 transfer”). Under this guidance, transfers and exchanges (both referred to below as “transfers”) are available only to the extent permitted under the employer’s written Code section 403(b) plan.

Transfers occurring after September 24, 2007 that do not comply with this guidance can result in the applicable contract becoming taxable on January 1, 2009, or the date of the transfer, whichever is later. If you make a transfer to a contract or custodial account that is not part of the employer’s Code section 403(b) plan (other than a transfer to a

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different plan), and the contract provider and employer fail to enter into an information sharing agreement by January 1, 2009, the transfer would be considered a “failed” transfer, resulting in the applicable contract becoming subject to tax. Additional guidance issued by the IRS generally permits a failed transfer to be corrected no later than June 30, 2009, by re-transferring to a contract or custodial account that is part of the employer’s Code section 403(b) plan and/or that is subject to an information-sharing agreement with the employer.

In general, certain contracts originally established by a 90-24 transfer prior to September 25, 2007, are exempt (or grandfathered) from some of the requirements of the final regulations; provided that no salary reduction or other contributions have ever been made to such contracts, and that no additional transfers are made to such contracts on or after September 25, 2007. Further, contracts that are not grandfathered are generally required to be part of, and subject to the requirements of, an employer’s written Code section 403(b) plan no later than by January 1, 2009.

The new rules in the final regulations generally do not affect a participant’s ability to transfer some or all of a Code section 403(b) TSA contract to a state-defined benefit plan to purchase service credits, where such a transfer is otherwise consistent with applicable rules and requirements and with the terms of the employer’s plan.

You should discuss with your tax advisor the final Code section 403(b) regulations and other applicable IRS guidance in order to determine the impact they may have on any existing Code section 403(b) TSA contracts that you may own and/or on any Code section 403(b) TSA contract that you may consider purchasing.

(b) Individual Retirement Annuities. Sections 219 and 408 of the Code permit individuals or their employers to contribute to an individual retirement program known as an “Individual Retirement Annuity” or “IRA”, including an employer-sponsored Simplified Employee Pension or “SEP”. Individual Retirement Annuities are subject to limitations on the amount which may be contributed and deducted and the time when distributions may commence. In addition, distributions from certain other types of qualified plans may be placed into IRAs on a tax-deferred basis.

(c) Roth Individual Retirement Annuities. Section 408A of the Code permits individuals with incomes below a certain level to contribute to an individual retirement program known as a “Roth Individual Retirement Annuity” or “Roth IRA.” Roth IRAs are subject to limitations on the amount that may be contributed. Contributions to Roth IRAs are not deductible, but distributions from Roth IRAs that meet certain requirements are not included in gross income. Individuals generally may convert their existing non-Roth IRAs into Roth IRAs. Beginning in 2008, a direct rollover may also be made from an eligible retirement plan other than a non-Roth IRA (such as a qualified retirement plan, section 403(b) tax sheltered annuity, or eligible governmental section 457 plan) to a Roth IRA provided applicable requirements are met. Such conversions and rollovers will be subject to income tax at the time of conversion or rollover.

(d) Inherited IRAs. This policy may also be issued as an inherited IRA if, after the death of the owner of an IRA, the named Beneficiary (other than the IRA owner’s spouse) directs that the IRA death proceeds be transferred to a new policy issued as an Inherited IRA. Beginning in 2007, a non-spouse beneficiary of an eligible retirement plan (such as a qualified retirement plan, section 403(b) tax sheltered annuity, or eligible governmental section 457 plan) may, if all applicable requirements are met, directly rollover a distribution from such plan into an Inherited IRA. The named Beneficiary of the original IRA policy or eligible retirement plan (as the case may be) will become the Annuitant under the Inherited IRA and may generally exercise all rights under the Inherited IRA policy, including the right to name his or her own Beneficiary in the event of death.

Special tax rules apply to an Inherited IRA. The tax law does not permit additional premiums to be contributed to an Inherited IRA policy. Also, in order to avoid certain income tax penalties, a Required Minimum Distribution (“RMD”) must be withdrawn each year from an inherited IRA policy. The first RMD must be taken on or before December 31 of the calendar year following the year of the original IRA owner’s or eligible retirement plan participants’ death. The penalty tax equals 50% of the excess of the RMD amount over the amounts, if any, actually withdrawn from the Inherited IRA during the calendar year.

(e) SIMPLE IRAs. SIMPLE IRAs permit certain small employers to establish SIMPLE IRA plans as provided by Section 408(p) of the Code, under which employees may elect to defer to a Simple IRA a percentage of compensation up to $12,500 for 2017 (and thereafter, adjusted for cost-of-living increases in accordance with the Code). Employees who attain age 50 or over by the end of the relevant calendar year may also elect to make an additional catch-up contribution. Such additional contribution may be up to $3,000 for 2017 (and thereafter adjusted for cost-of-living increases in accordance with the Code). The sponsoring employer is generally required to make matching or non-elective contributions on behalf of employees. Distributions from SIMPLE IRAs are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, distributions prior to age 59 1/2 are subject to a 10% penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee’s participation in the SIMPLE IRA plan. All references in this Prospectus to

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the 10% penalty tax should be read to include this limited 25% penalty tax if your Qualified Policy is used as a SIMPLE IRA.

The Qualified Policies are subject to the RMD rules under Code section 401(a)(9) and the regulations issued thereunder. Under these rules, generally, distributions under your Qualified Policy must begin no later than the beginning date required by the Internal Revenue Service (“IRS”). The beginning date is determined by the type of Qualified Policy that you own. For each calendar year that an RMD is not timely made, a 50% excise tax is imposed on the amount that should have been distributed, but was not.

Unless the distributions are made in the form of an annuity that complies with Code section 401(a)(9) and the regulations issued thereunder, the minimum amount required to be distributed for each calendar year is generally determined by dividing the value of the Qualified Policy as of the end of the prior calendar year by the applicable distribution period (determined under IRS tables). Once Future Income Payments begin, we believe you will be treated as having two separate policies for purposes of satisfying these RMD rules. The Future Income Payments should automatically satisfy the RMD requirements with respect to the cumulative Future Income Purchases. A separate RMD will have to be calculated and withdrawn each year with respect to the Accumulation Value. The Future Income Payments generally cannot be applied towards satisfying the RMD requirements with respect to the Accumulation Value.

Beginning in 2006, regulations under Code section 401(a)(9) provide a new method for calculating the amount of RMDs from Qualified Policies. Under these regulations, during the accumulation phase of the Qualified Policy, the actuarial present value of certain additional benefits provided under the policy (such as guaranteed death benefits) must be taken into account in calculating the value of the Qualified Policy for purposes of determining the annual RMD for the Qualified Policy. As a result, under these regulations, it is possible that, after taking account of the value of such benefits, there may not be sufficient Accumulation Value to satisfy the applicable RMD requirement. This generally will depend on the investment performance of your policy. You may need to satisfy such RMD from other tax-qualified plans that you own. You should consult with your tax advisor regarding these requirements and the implications of purchasing any riders or other benefits in connection with your Qualified Policy.

Taxation of Death Benefits

The tax treatment of amounts distributed from your contract upon the death of the policyowner or annuitant depends on whether the policyowner or annuitant dies before or after the Annuity Commencement Date. If death occurs prior to the Annuity Commencement Date, and the Beneficiary receives payments under an annuity payout option, the benefits are generally taxed in the manner described above for annuity payouts. If the benefits are received in a lump sum, they are taxed to the extent they exceed the remaining investment in the contract. If death occurs after the Annuity Commencement Date, amounts received by the Beneficiary are not taxed until they exceed the remaining investment in the contract.

DISTRIBUTION AND COMPENSATION ARRANGEMENTS

NYLIFE Distributors LLC (NYLIFE Distributors), the underwriter and distributor of the policies, is registered with the SEC and the Financial Industry Regulatory Authority, Inc. (FINRA) as a broker-dealer. The firm is an indirect wholly-owned subsidiary of New York Life, and an affiliate of NYLIAC. Its principal business address is 30 Hudson Street, Jersey City, New Jersey 07302.

The policies are sold by registered representatives of NYLIFE Securities, LLC (“NYLIFE Securities”), a broker- dealer that is an affiliate of NYLIFE Distributors. Your registered representative is also a licensed insurance agent with New York Life. He or she may be qualified to offer other forms of life insurance, annuities, and other investment products. In certain circumstances, NYLIFE Securities registered representatives can sell both products manufactured and issued by New York Life or its affiliates and products provided by other companies.

NYLIFE Securities and in turn your registered representative, receive compensation for selling you this policy or any other investment product. Compensation may consist of commissions, asset-based compensation, allowances for expenses, and other compensation programs. The amount of compensation will vary depending on the policy, the age of the Owner and whether the source of funds is from an internal exchange. Differing compensation arrangements have the potential to influence the recommendation made by your registered representative or broker-dealer.

The maximum commission and expense allowance paid to NYLIFE Securities registered representatives is typically 5% of all premiums received. The total commissions paid for New York Life Premier Variable Annuity II policies during the fiscal years ended December 31, 2016 and 2015 were $26,321,624 and $11,510,619, respectively.

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New York Life also has other compensation programs where managers and employees involved in the sales process receive additional compensation related to the sale of products manufactured and issued by New York Life or its affiliates.

NYLIFE Securities registered representatives can qualify to attend New York Life-sponsored educational, training, and development conferences based on the sales they make of life insurance, annuities, and investment products during a particular twelve-month period. In addition, qualification for recognition programs sponsored by New York Life depends on the sale of products manufactured and issued by New York Life or its affiliates.

VOTING RIGHTS

The Funds are not required to and typically do not hold routine annual stockholder meetings. Special stockholder meetings will be called when necessary. To the extent required by law, NYLIAC will vote the Eligible Portfolio shares held in the Investment Divisions at special shareholder meetings of the Funds in accordance with instructions we receive from persons having voting interests in the corresponding Investment Division. If, however, the federal securities laws are amended, or if NYLIAC’s present interpretation should change, and as a result, NYLIAC determines that it is allowed to vote the Eligible Portfolio shares in its own right, we may elect to do so.

Prior to the Annuity Commencement Date, you hold a voting interest in each Investment Division to which you have money allocated. We will determine the number of votes which are available to you by dividing the Accumulation Value attributable to an Investment Division by the net asset value per share of the applicable Eligible Portfolios. We will calculate the number of votes which are available to you separately for each Investment Division. We will determine that number by applying your percentage interest, if any, in a particular Investment Division to the total number of votes attributable to the Investment Division.

We will determine the number of votes of the Eligible Portfolio which are available as of the date established by the Portfolio of the relevant Fund. Voting instructions will be solicited by written or electronic communication prior to such meeting in accordance with procedures established by the relevant Fund.

If we do not receive timely instructions, we will vote those shares in proportion to the voting instructions which are received with respect to all policies participating in that Investment Division. As a result, a small number of policyholders may control the outcome of the vote. We will apply voting instructions to abstain on any item to be voted upon on a pro rata basis to reduce the votes eligible to be cast. Each person having a voting interest in an Investment Division will receive proxy material, reports and other materials relating to the appropriate Eligible Portfolio.

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TABLE OF CONTENTS FOR THE

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more details concerning the subjects discussed in this Prospectus. The following is the Table of Contents for the SAI:

How to obtain a New York Life Premier Variable Annuity II Statement of Additional Information.

The New York Life Premier Variable Annuity II Statement of Additional Information is posted on our website, www.newyorklife.com. For a paper copy of the Statement of Additional Information, call (800) 598-2019 or send this request form to:

NYLIAC Variable Products Service Center

Madison Square Station

P.O. Box 922

New York, NY 10159

Please send me a New York Life Premier Variable Annuity II Statement of Additional Information dated May 1, 2017:

Name

Address

City	State	Zip

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APPENDIX 1

Investment Division Restrictions and Asset Allocation Models available with IPR and IPR 2.0

Asset Allocation Categories:
Category A:
Minimum Allocation	30%
Maximum Allocation	100%

MainStay VP Bond		MainStay VP Unconstrained Bond
MainStay VP Government		BlackRock® High Yield V.I. Fund
MainStay VP Floating Rate		Columbia Variable Portfolio — Emerging Markets Bond

MainStay VP High Yield Corporate Bond MainStay VP Indexed Bond MainStay VP PIMCO Real Return MainStay VP U.S. Government Money Market		PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged) PIMCO VIT Low Duration Portfolio PIMCO VIT Total Return Portfolio

Category B:
Minimum Allocation	0%
Maximum Allocation	70%

Category B Funds

MainStay VP Absolute Return Multi-Strategy		MainStay VP Moderate Allocation
MainStay VP Balanced		MainStay VP Moderate Growth Allocation
MainStay VP Common Stock		MainStay VP S&P 500 Index
MainStay VP Conservative Allocation		MainStay VP T. Rowe Price Equity Income
MainStay VP Convertible		BlackRock® Global Allocation V.I. Fund
MainStay VP Cornerstone Growth		ClearBridge Variable Appreciation Portfolio
MainStay VP Epoch U.S. Equity Yield		Deutsche Alternative Asset Allocation VIP
MainStay VP Growth Allocation		Fidelity® VIP Contrafund® Portfolio
MainStay VP Income Builder		Fidelity® VIP Growth Opportunities Portfolio
MainStay VP Janus Balanced		MFS® Research Series
MainStay VP Large Cap Growth		MFS® Investors Trust Series
MainStay VP MFS® Utilities		Victory VIF Diversified Stock

Category C:
Minimum Allocation	0%
Maximum Allocation	10%
Category C Funds

MainStay VP Cushing Renaissance Advantage

MainStay VP Eagle Small Cap Growth

MainStay VP Emerging Markets Equity

MainStay VP Epoch U.S. Small Cap

MainStay VP International Equity

MainStay VP Mid Cap Core

MainStay VP Small Cap Core

MainStay VP VanEck Global Hard Assets

American Funds IS® Global Small Capitalization Fund

American Funds IS® New World Fund®

Columbia Variable Portfolio — Commodity Strategy

Columbia Variable Portfolio — Small Cap Value

Dreyfus IP Technology Growth

Fidelity® VIP Equity-Income Portfolio

Fidelity® VIP Mid-Cap Portfolio

Invesco V.I. American Value Fund

Invesco V.I. International Growth Fund

Janus Aspen Global Research Portfolio

MFS® International Value Portfolio Morgan Stanley VIF U.S.
Real Estate Portfolio

Neuberger Berman AMT Mid Cap Growth Portfolio

A-1

Asset Allocation Models

Moderately Aggressive	Moderate

30% MainStay VP Growth Allocation

10% Fidelity® VIP Contrafund® Portfolio

10% MainStay VP Unconstrained Bond

  6% MainStay VP Absolute Return Multi-Strategy

  6% MFS® Investors Trust Series

  5% MainStay VP High Yield Corporate Bond

  5% PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)

  5% PIMCO VIT Total Return Portfolio

  4% Deutsche Alternative Asset Allocation VIP

  4% Invesco V.I. International Growth Fund

  4% MainStay VP Common Stock

  3% American Funds IS® New World Fund®

  3% Neuberger Berman AMT Mid Cap Growth Portfolio

  2% Columbia Variable Portfolio — Emerging Markets Bond

  2% PIMCO VIT Low Duration Portfolio

  1% MainStay VP PIMCO VIT Real Return

Moderately Conservative

30% MainStay VP Moderate Allocation

20% MainStay VP Unconstrained Bond

  8% MainStay VP Absolute Return Multi-Strategy

  8% PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)

  8% PIMCO VIT Total Return Portfolio

  5% Fidelity® VIP Contrafund® Portfolio

  5% BlackRock® Global Allocation V.I. Fund

  4% MainStay VP High Yield Corporate Bond

  4% PIMCO VIT Low Duration Portfolio

  2% Deutsche Alternative Asset Allocation VIP

  2% Invesco V.I. International Growth Fund

  2% MainStay VP PIMCO Real Return

  1% American Funds IS® New World Fund®

  1% Neuberger Berman AMT Mid Cap Growth Portfolio

30% MainStay VP Moderate Growth Allocation

15% MainStay VP Unconstrained Bond

  7% MainStay VP Absolute Return Multi-Strategy

  7% Fidelity® VIP Contrafund® Portfolio

  6% PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)

  6% PIMCO VIT Total Return Portfolio

  5% BlackRock® Global Allocation V.I. Fund

  4% Invesco V.I. International Growth Fund

  4% MainStay VP High Yield Corporate Bond

  3% Deutsche Alternative Asset Allocation VIP

  3% MFS® Investors Trust Series

  3% PIMCO VIT Low Duration Portfolio

  2% American Funds IS® New World Fund®

  2% MainStay VP PIMCO Real Return

  2% Neuberger Berman AMT Mid Cap Growth Portfolio

  1% Columbia Variable Portfolio — Emerging Markets Bond

Conservative

30% MainStay VP Unconstrained Bond

20% MainStay VP Conservative Allocation

12% PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)

12% PIMCO VIT Total Return Portfolio

  9% MainStay VP Absolute Return Multi-Strategy

  5% BlackRock® Global Allocation V.I. Fund

  5% PIMCO VIT Low Duration Portfolio

  4% MainStay VP High Yield Corporate Bond

  2% MainStay VP PIMCO Real Return

  1% Deutsche Alternative Asset Allocation VIP

2015 Asset Allocation Models (not available for new allocation on or after May 1, 2016)

Moderately Aggressive

35% MainStay VP Growth Allocation

12% Fidelity® VIP Contrafund® Portfolio

10% MainStay VP High Yield Corporate Bond

10% MainStay VP Unconstrained Bond

  8% MainStay VP Absolute Return Multi-Strategy

  5% MFS® Investors Trust Series

  5% PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)

  5% PIMCO VIT Total Return Portfolio

  4% Invesco V.I. International Growth Fund

  3% American Funds IS® New World Fund®

  3% Neuberger Berman AMT Mid Cap Growth Portfolio

Moderate

35% MainStay VP Moderate Growth Allocation

15% MainStay VP Unconstrained Bond

10% Fidelity® VIP Contrafund® Portfolio

10% PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)

10% PIMCO VIT Total Return Portfolio

  8% MainStay VP High Yield Corporate Bond

  5% MainStay VP Absolute Return Multi-Strategy

  3% Invesco V.I. International Growth Fund

  2% American Funds IS® New World Fund®

  2% Neuberger Berman AMT Mid Cap Growth Portfolio

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Moderately Conservative

35% MainStay VP Moderate Allocation

20% MainStay VP Unconstrained Bond

15% PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)

15% PIMCO VIT Total Return Portfolio

  6% MainStay VP High Yield Corporate Bond

  3% MainStay VP Absolute Return Multi-Strategy

  2% Fidelity® VIP Contrafund® Portfolio

  2% Invesco V.I. International Growth Fund

  1% American Funds IS® New World Fund®

  1% Neuberger Berman AMT Mid Cap Growth Portfolio

Conservative

30% MainStay VP Unconstrained Bond

25% MainStay VP Conservative Allocation

20% PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)

20% PIMCO VIT Total Return Portfolio

  5% MainStay VP High Yield Corporate Bond

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Appendix 2 (not available for applications signed on or after May 1, 2017)

FIR availability by Plan Type

Other types of plans may also be made available. Contact your registered representative for more information.

Non Qualified	Base Policy Issue Ages *	0-80
	FIR Availability **	0-80
	Earliest FIR Income Start Date	Age 20
	Latest FIR Income Start Date	Age < 86
	Latest FIR Purchase	Age < 84
Traditional IRA	Base Policy Issue Ages*	18-80
	FIR Availability **	18-68 1/2
	Earliest FIR Income Start Date	Age 18
	Latest FIR Income Start Date	April after age 70 1/2
	Latest FIR Purchase	Age 68 1/2
Roth IRA	Base Policy Issue Ages*	18-80
	FIR Availability **	20-80
	Earliest FIR Income Start Date	Age 59 1/2
	Latest FIR Income Start Date	Age < 86
	Latest FIR Purchase	Age < 84
Inherited IRA	Base Policy Issue Ages*	0-80
	FIR Availability **	Not available
	Earliest FIR Income Start Date	N/A
	Latest FIR Income Start Date	N/A
	Latest FIR Purchase	N/A
SEP IRA / SIMPLE IRA	Base Policy Issue Ages*	18-80
	FIR Availability **	Not available
	Earliest FIR Income Start Date	N/A
	Latest FIR Income Start Date	N/A
	Latest FIR Purchase	N/A
Non-Erisa TSA / 403(b) / One Person Pension / Keogh	Base Policy Issue Ages*	18-80
	FIR Availability **	Not available
	Earliest FIR Income Start Date	N/A
	Latest FIR Income Start Date	N/A
	Latest FIR Purchase	N/A

*	Base policy issue ages are based on owner(s) age
**	Based on age of the Annuitant. We automatically issue the FIR if the Annuitant falls within the range displayed

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Appendix 3

State Variations

State	Features/Benefits	State Variation
California	See “The Policies – Your Right to Cancel (“Free Look”)”

If you are age 60 or older at the time the policy is issued, you may cancel the policy within 30 days from the date you received it and receive a refund as follows:

(a)    If you do not direct the premium payment(s) be invested in the Investment Divisions, we will return your (i) policy charge and (ii) premium payment(s), less any withdrawals.

(b)    If you direct the premium payment(s) be invested in the Investment Divisions, we will return your (i) policy charge and (ii) Account Value, on the day we receive your request, in Good Order, less any withdrawals.

	See “The Policies – Electronic Delivery”	You may select electronic delivery; however, the e-delivery credit is not available.
	See “The Policies – Riders – Annual Death Benefit Reset (ADBR) Rider (optional)”	An ownership change or assignment of the policy does not terminate the ADBR Rider.
	See “The Policies – Riders – Investment Preservation Rider (optional) and Investment Preservation Rider 2.0 (optional)”	An ownership change or assignment of the policy does not terminate the Investment Preservation Rider or the Investment Preservation Rider 2.0.
Connecticut	See “The Policies – Riders – Annual Death Benefit Reset (ADBR) Rider (optional)”	An assignment of the policy does not terminate the Annual Death Benefit Reset Rider.
	See “The Policies – Riders – Investment Preservation Rider (optional) and Investment Preservation Rider 2.0 (optional)”	(a) If you discontinue the rider we will not charge a Rider Risk Charge Adjustment. (b) An assignment of the policy does not terminate the IPR or IPR 2.0.
	See “The Policies – Riders – Future Income Rider”	FIR is not available.
Florida	See “The Policies – Your Right to Cancel (“Free Look”)”	You may cancel the policy within 21 days from the date you received it and receive (i) any policy charge, (ii) and premium payment(s), less any withdrawals.
	See “The Policies – Riders – Investment Preservation Rider (optional) and Investment Preservation Rider 2.0 (optional)”	An ownership change or assignment of the policy does not terminate the Investment Preservation Rider or the Investment Preservation Rider 2.0.
	See “The Policies – Riders – Annual	An ownership change or assignment of the

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	Death Benefit Reset (ADBR) Rider (optional)”	policy does not terminate the ADBR Rider.
New York	See “Definitions – Nonforfeiture Value”	Nonforfeiture Value—The Nonforfeiture Value is equal to 100% of the Consideration(s) allocated to the Fixed Account and/or to the DCA Advantage Account accumulated at the crediting rate (which shall be no less than the Nonforfeiture Rate) since the Payment Date or transfer date, minus any amounts withdrawn or transferred from the Fixed Account and/or from the DCA Advantage Account, with the remaining amount accumulated at the crediting rate since the date of withdrawal or transfer.
	See “The Policies – Riders – Annual Death Benefit Reset (ADBR) Rider(optional)”	(a) The name of the ADBR rider is “Guaranteed Minimum Death Benefit Rider”. (b) An ownership change or assignment of the policy does not terminate the ADBR rider.
	See “Charges and Deductions – Other Charges – Annual Death Benefit Reset (ADBR) Rider (optional)”	The ADBR rider charge will be deducted from each Investment Division in proportion to its percentage of the Variable Account Value of the applicable quarter and will not reduce your Adjusted Premium Payments.
See “The Policies – Riders – Investment Preservation Rider (optional) and Investment Preservation Rider 2.0 (optional)”

(a)    While a policy is in force we may not suspend or discontinue your right to reset the guaranteed amount.

(b)    If you discontinue the rider we will not charge a Rider Risk Charge Adjustment.

(c)    An ownership change or assignment of the policy does not terminate the IPR or IPR 2.0.

(d)    The IPR death benefit on the 20 year holding period is 100% of the premium payments made in the first Policy Year (less proportional withdrawals) or, if there is a reset, 100% of the Accumulation Value as of the most recent Rider Reset Effective Date (less withdrawals made after such date.)

(e)    The IPR 2.0 death benefit is not

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available. (f) The name of the IPR and IPR 2.0 is “Guaranteed Minimum Account Benefit (2.0)”.
See “Charges and Deductions – Other Charges – Investment Preservation Rider Charge and Investment Preservation Rider 2.0 Charge”	The IPR and IPR 2.0 charge will be deducted from each Allocation Option in proportion to its percentage of the Variable Account Value on the first Business Day of the applicable policy quarter.
See “The Policies – Riders – Future Income Rider”	(a) Total Future Income Purchases may not be more than 25% of your Accumulation Value in a given Policy Year. (b) The name of the FIR is “Guaranteed Paid-Up Deferred Annuity Benefit Rider”.
See “Definitions – Adjusted Premium Payment”

Adjusted Premium Payment—The total dollar amount of premium payments made under the policy and allocated to the Investment Divisions of the Separate Account reduced by any withdrawals (including Future Income Purchases) and applicable surrender charges in excess of any gain in the policy.

See “The Policies – Your Right to Cancel (“Free Look”)”	You may cancel the policy within twenty (20) days from the date you received it and receive (i) any policy charge, (ii) and premium payment(s), less any withdrawals.
See “The Policies – Automatic Asset Rebalancing (AAR)”	You must affirmatively elect AAR on your application or in a subsequent notice for your policy to be subject to AAR.
See “Distributions under the Policy – Delay of Payments”	We will pay interest on deferred payments of any partial withdrawal or full surrender request deferred for ten (10) days or more.
See “Distributions under the Policy – Our Right to Cancel”

If we do not receive premium payments for a period of three years, and the Accumulation Value of your policy would provide Income Payments of less than $20 per month on the Annuity Commencement Date, we reserve the right to terminate your policy.

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North Dakota	See “The Policies – Your Right to Cancel (“Free Look”)”	You may cancel the policy within twenty (20) days from the date you received it and receive (i) any policy charge, (ii) and premium payment(s), less any withdrawals.
	See “The Policies – Electronic Delivery”	You may select electronic delivery; however, the e-delivery credit is not available.
	See “The Policies – Riders – Annual Death Benefit Reset (ADBR) Rider (optional)”	An ownership change or assignment of the policy does not terminate the ADBR Rider.

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Statement of Additional Information

May 1, 2017

for

New York Life Premier Variable Annuity II

From

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a Delaware Corporation)

51 Madison Avenue, Room 251

New York, New York 10010

Investing in

NYLIAC Variable Annuity Separate Account-III

NYLIAC Variable Annuity Separate Account-IV

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI contains information that expands upon subjects discussed in the current New York Life Premier Variable Annuity II Prospectus. You should read the SAI in conjunction with the current New York Life Premier Variable Annuity II Prospectus dated May 1, 2017. You may obtain a copy of the Prospectus by calling New York Life Insurance and Annuity Corporation (“NYLIAC”) at (800) 598-2019 or writing to NYLIAC at Madison Square Station, P.O. Box 922, New York, NY 10159. Terms used but not defined in this SAI have the same meaning as in the current New York Life Premier Variable Annuity II Prospectus.

THE POLICIES

The following provides additional information about the policies and supplements the description in the Prospectus.

Valuation of Accumulation Units

Accumulation Units are valued separately for each Investment Division of the Separate Account. The method used for valuing Accumulation Units in each Investment Division is the same. We arbitrarily set the value of each Accumulation Unit as of the date operations began for the Investment Division. Thereafter, the value of an Accumulation Unit of an Investment Division for any Business Day equals the value of an Accumulation Unit in that Investment Division as of the immediately preceding Business Day multiplied by the “Net Investment Factor” for that Investment Division for the current Business Day.

We determine the Net Investment Factor for Accumulation Value Based M&E Charge (Separate Account-III) policies for each Investment Division for any period from the close of the preceding Business Day to the close of the current Business Day (the “Valuation Period”) by the following formula:

(a/b) – c

Where: a = the result of:

(1)	the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined at the end of the current Valuation Period, plus

(2)	the per share amount of any dividend or capital gain distribution made by the Eligible Portfolio for shares held in the Investment Division if the “ex-dividend” date occurs during the current Valuation Period;

b =	the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined as of the end of the immediately preceding Valuation Period; and

c =	the daily Mortality and Expense Risk and Administrative Costs charge, which is 1/365th* of the annual Mortality and Expense Risk and Administrative Costs Charge shown on the Policy Data Page.

*	In a leap year, this calculation is based on 366 days.

In each case, the Net Investment Factor for Premium Based M&E Charge (Separate Account-IV) policies is determined by the following formula:

(a/b)

Where: a = the result of:

(1)	the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined at the end of the current Valuation Period, plus

(2)	the per share amount of any dividend or capital gain distribution made by the Eligible Portfolio for shares held in the Investment Division if the “ex-dividend” date occurs during the current Valuation Period;

b =	the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined as of the end of the immediately preceding Valuation Period.

In each case, the Net Investment Factor may be greater or less than one. Therefore, the value of an Accumulation Unit in an Investment Division may increase or decrease from Valuation Period to Valuation Period.

Future Income Purchases

We will inform you of the following each time you submit a Future Income Purchase request:

1.	That amounts used to purchase deferred income payments are not liquid.

2.	That income payments are subject to the credit risk of NYLIAC’s general account.

3.	The amount of the Future Income Payment that you receive from NYLIAC may be higher or lower than the amount you might receive if you purchased a similar product offered by us or by another company. When making a Future Income Purchase, you should consider, in consultation with your agent, payment amounts for similar products, as well as your future income needs, contract terms, the claims paying ability of the insurance company and your tax situation.

2

Upon completion of the Future Income Purchase you will receive a confirmation statement which will inform you of the following:

1.	The amount of future income purchased.

2.	The lack of liquidity of amounts used to make the Future Income Purchase.

3.	That you have the ability to consider other products (from us or another insurer) and cancel within a specific period of time.

Please note that the disclosures listed above will be included in the Future Income Purchase request form or the confirmation statement for each Future Income Purchase as soon as reasonably practicable after the date of this SAI.

ANNUITY PAYMENTS

We will make equal annuity payments each month under the Life Income Payment Option during the lifetime of the Annuitant. Once payments begin, they do not change and are guaranteed for 10 years even if the Annuitant dies sooner. If the Annuitant dies before all guaranteed payments have been made, the rest will be made to the Beneficiary. We may require that the payee submit proof of the Annuitant’s survivorship as a condition for future payments beyond the 10-year guaranteed payment period.

On the Annuity Commencement Date, We will determine the Accumulation Value of your policy and use that value to calculate the amount of each annuity payment. We determine each annuity payment by applying the Accumulation Value, less any premium taxes, to the annuity factors specified in the annuity table set forth in the policy. Those factors are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the gender (except where, as in the case of certain Qualified Policies and other employer-sponsored retirement plans, such classification is not permitted), date of application and age of the Annuitant. The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor from the table to compute the amount of the each monthly annuity payment.

GENERAL MATTERS

Non-Participating. The policies are non-participating. Dividends are not paid.

Misstatement of Age or Gender. If the Annuitant’s stated age and/or gender in the policy are incorrect, NYLIAC will change the benefits payable to those which the premium payments would have purchased for the correct age and gender. Gender is not a factor when annuity benefits are based on unisex annuity payment rate tables. (See “Income Payments—Election of Income Payment Options” in the Prospectus.) If We made payments based on incorrect age or gender, We will increase or reduce a later payment or payments to adjust for the error. Any adjustment will include interest, at 1.0% per year, from the date of the wrong payment to the date the adjustment is made.

Assignments. If permitted by the plan or by law for the plan indicated in the application for the policy, you may assign your interest in a Non-Qualified Policy or any interest in it prior to the Annuity Commencement Date and during the Owner’s lifetime. In order to effect an assignment of all or any part of your interest in a Non-Qualified Policy prior to the Annuity Commencement Date and during the Owner’s lifetime, you must send a duly executed instrument of assignment to VPSC at one of the addresses listed in Question 15 of the Prospectus. NYLIAC will not be deemed to know of an assignment unless it receives a copy of a duly executed instrument evidencing such assignment. Further, NYLIAC assumes no responsibility for the validity of any assignment. (See “Federal Tax Matters—Taxation of Annuities in General” of the Prospectus.)

Modification. NYLIAC may not modify the policy without your consent except to make the policy meet the requirements of the Investment Company Act of 1940, or to make the policy comply with any changes in the Code or as required by the Code in order to continue treatment of the policy as an annuity, or by any other applicable law.

Incontestability. We rely on statements made in the application or a Policy Request. They are representations, not warranties. We will not contest the policy after it has been in force during the lifetime of the Annuitant for two years from the Policy Date.

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FEDERAL TAX MATTERS

Taxation of New York Life Insurance and Annuity Corporation

NYLIAC is taxed as a life insurance company. Because the Separate Account is not an entity separate from NYLIAC, and its operations form a part of NYLIAC, it will not be taxed separately as a “regulated investment company” under Subchapter M of the Code. As a result, NYLIAC takes into account applicable tax attributes of the assets of the Separate Account on its corporate income tax return, including corporate dividends received deductions and foreign tax credits that may be produced by assets of the Separate Account. Investment income and realized net capital gains on the assets of the Separate Account are reinvested and are taken into account in determining the Accumulation Value. As a result, such investment income and realized net capital gains are automatically retained as part of the reserves under the policy. Under existing federal income tax law, NYLIAC believes that Separate Account investment income and realized net capital gains should not be taxed to the extent that such income and gains are retained as part of the tax-deductible reserves under the policy.

Tax Status of the Policies

Section 817(h) of the Code requires that the investments of the Separate Account must be “adequately diversified” in accordance with Treasury regulations in order for the policies to qualify as annuity contracts under Section 72 of the Code. The Separate Account intends to comply with the diversification requirements prescribed by the Treasury under Treasury Regulation Section 1.817-5.

To comply with regulations under Section 817(h) of the Code, the Separate Account is required to diversify its investments, so that on the last day of each quarter of a calendar year, no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

Although the Treasury Department has issued regulations on the diversification requirements, such regulations do not provide guidance concerning the extent to which policyowners may direct their investments to particular subaccounts of a separate account, or the permitted number of such subaccounts. It is unclear whether additional guidance in this regard will be issued in the future. It is possible that if such guidance is issued, the policy may need to be modified to comply with such additional guidance. For these reasons, NYLIAC reserves the right to modify the policy as necessary to attempt to prevent the policyowner from being considered the owner of the assets of the Separate Account or otherwise to qualify the policy for favorable tax treatment.

The Code also requires that non-qualified annuity contracts contain specific provisions for distribution of the policy proceeds upon the death of any policyowner. In order to be treated as an annuity contract for federal income tax purposes, the Code requires that such policies provide that (a) if any policyowner dies on or after the Annuity Commencement Date and before the entire interest in the policy has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on the policyowner’s death; and (b) if any policyowner dies before the Annuity Commencement Date, the entire interest in the policy must generally be distributed within 5 years after the policyowner’s date of death. For policies owned by a grantor trust, all of whose grantors are individuals, these distribution requirements apply at the death of any grantor. These requirements will be considered satisfied if the entire interest of the policy is used to purchase an immediate annuity under which payments will begin within one year of the policyowner’s death and will be made for the life of the Beneficiary or for a period not extending beyond the life expectancy of the Beneficiary. If the Beneficiary is the policyowner’s surviving spouse (as defined under Federal law), the Policy may be continued with the surviving spouse as the new policyowner. If the policyowner is not a natural person, these “death of Owner” rules apply when the primary Annuitant dies or is changed. Non-Qualified Policies contain provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in these policies satisfy all such Code requirements. The provisions contained in these policies will be reviewed and modified if necessary to assure that they comply with the Code requirements when clarified by regulation or otherwise.

Withholding of federal income taxes on the taxable portion of all distributions may be required unless the recipient elects not to have any such amounts withheld and properly notifies NYLIAC of that election. Different rules may apply to United States citizens or expatriates living abroad. In addition, some states have enacted legislation requiring withholding.

4

Even if a recipient elects no withholding, special rules may require NYLIAC to disregard the recipient’s election if the recipient fails to supply NYLIAC with a “TIN” or taxpayer identification number (social security number for individuals) or if the Internal Revenue Service notifies NYLIAC that the TIN provided by the recipient is incorrect.

Under the Foreign Account Tax Compliance Act (“FATCA”), as reflected in Sections 1471 through 1474 of the IRC, U.S. withholding agents (such as NYLIAC) may be required to obtain certain information to establish the U.S. or non-U.S. status of its account or contract holders (e.g., a Form W-9 or W-8BEN may be required) and perform certain due diligence to ensure that information is accurate. In certain cases, if this information is not obtained, withholding agents, such as NYLIAC may be required to withhold at a 30 percent rate on certain payments beginning July 1, 2014.

SAFEKEEPING OF SEPARATE ACCOUNT ASSETS

NYLIAC holds title to assets of the Separate Accounts. The assets are kept physically segregated and held separate and apart from NYLIAC’s general corporate assets. Records are maintained of all purchases and redemptions of Eligible Portfolio shares held by each of the Investment Divisions.

STATE REGULATION

NYLIAC is a stock life insurance company organized under the laws of Delaware, and is subject to regulation by the Delaware State Insurance Department. We file an annual statement with the Delaware Commissioner of Insurance on or before March 1 of each year covering the operations and reporting on the financial condition of NYLIAC as of December 31 of the preceding calendar year. Periodically, the Delaware Commissioner of Insurance examines the financial condition of NYLIAC, including the liabilities and reserves of the Separate Account.

In addition, NYLIAC is subject to the insurance laws and regulations of all the states where it is licensed to operate. The availability of certain policy rights and provisions depends on state approval and/or filing and review processes. Where required by state law or regulation, the policies will be modified accordingly.

RECORDS AND REPORTS

NYLIAC maintains all records and accounts relating to the Separate Account. As presently required by the federal securities laws, NYLIAC will mail to you at your last known address of record, at least semi-annually after the first Policy Year, reports containing information required under the federal securities laws or by any other applicable law or regulation. It is important that your confirmation and Quarterly Statements be reviewed immediately to ensure that there are no errors. In order to correct an error, you must call it to our attention within 15 days of the date of the statement.

It is important that you inform NYLIAC of an address change so that you can receive these policy statements (See “How do I contact NYLIAC by Telephone or by the Internet?” in the Prospectus). In the event your statement is returned from the US Postal Service as undeliverable, we reserve the right to suspend mailing future correspondence and also suspend current transaction processing until an accurate address is obtained. Additionally, no new service requests can be processed until a valid current address is provided.

LEGAL PROCEEDINGS

NYLIAC is a defendant in lawsuits arising from its agency sales force, insurance (including variable contracts registered under the federal securities laws) and/or other operations. Some of these actions seek substantial or unspecified compensatory and punitive damages. NYLIAC is from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC’s financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC’s operating results for a given year.

FINANCIAL STATEMENTS

The consolidated balance sheet of NYLIAC as of December 31, 2016 and 2015, and the consolidated statements of income, of stockholder’s equity and of cash flows for each of the three years in the period ended December 31, 2016

5

included in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The Separate Account statement of assets and liabilities as of December 31, 2016 and the statements of operations and of changes in net assets and the financial highlights for each of the periods indicated in the Financial Statements included in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

OTHER INFORMATION

NYLIAC filed a Registration Statement with the Securities and Exchange Commission, under the Securities Act of 1933 as amended, with respect to the policies discussed in this Prospectus and SAI. We have not included all of the information set forth in the registration statement, amendments and exhibits to the registration statement in the Prospectus and this SAI. We intend the statements contained in the Prospectus and this SAI concerning the content of the policies and other legal instruments to be summaries. For a complete statement of the terms of these documents, you should refer to the instruments filed with the Securities and Exchange Commission. The omitted information may be obtained at the principal offices of the Securities and Exchange Commission in Washington, D.C., upon payment of prescribed fees, or through the Commission’s website at www.sec.gov.

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PROSPECTUS Dated May 1, 2017

for

New York Life Premier Plus Variable Annuity

From

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a Delaware Corporation)

51 Madison Avenue, Room 251,

New York, New York 10010

Investing in

NYLIAC Variable Annuity Separate Account-III

NYLIAC Variable Annuity Separate Account-IV

This Prospectus describes the individual flexible premium New York Life Premier Plus Variable Annuity policies issued by New York Life Insurance and Annuity Corporation (NYLIAC). We have discontinued sales of new policies, but we still accept new premium payments for in-force policies. We designed these policies to assist individuals with their long-term retirement planning or other long-term needs. You can use these policies with retirement plans that do or do not qualify for special federal income tax treatment. The policies offer no additional tax benefit when used with plans that qualify for special federal income tax treatment. The policies offer flexible premium payments, access to your money through partial withdrawals (some withdrawals may be subject to a surrender charge and/or penalty tax), a choice of when Income Payments commence, and a guaranteed death benefit if the Owner dies before Income Payments have commenced.

NYLIAC will apply a Premium Credit to your premium payments. (See “PREMIUM CREDIT.”) Fees and charges for a policy with a Premium Credit may be higher than those for other policies and, over time, the amount of the Premium Credit may be more than offset by those higher charges.

NYLIAC offered an individual single premium version of the policies in some states. Appendix 1 of this Prospectus modifies the May 1, 2017 Prospectus for the policies to describe the single premium version of the policies. The principal difference between the single premium version and the flexible premium version of the policies is that under the single premium policies you can only make one premium payment.

You can choose to have the Mortality and Expense Risk and Administrative Costs Charge (“M&E Charge”) associated with your policy assessed based on either the Accumulation Value of the policy (which invests in Separate Account III) or the Adjusted Premium Payments (which invests in Separate Account IV). The M&E Charge assessed to your policy will be based on the option that you choose. You must choose your M&E Charge option prior to the issuance of the policy. Once the M&E Charge option is chosen it cannot be changed.

For Accumulation Value based M&E Charge policies, the M&E Charge is assessed based on the Accumulation Value of the policy and will vary with fluctuations in the policy’s Accumulation Value. For Premium based M&E Charge policies, the M&E Charge is assessed based on the Adjusted Premium Payments and will not vary with fluctuations in the policy’s Accumulation Value. Please see “TABLE OF FEES AND EXPENSES—Periodic Charges Other Than Fund Company Charges” for more information.

You should read this Prospectus carefully before investing and keep it for future reference. This Prospectus is not valid unless it is accompanied by the current prospectuses for the Eligible Portfolios of the Funds in which the Investment Divisions invest (the “Funds” and each individually, a “Fund”). Please contact us at (800) 598-2019, or contact your registered representative, if you do not have the accompanying book of underlying fund prospectuses.

To learn more about the policies, you can obtain a copy of the Statement of Additional Information (SAI) dated May 1, 2017. The SAI has been filed with the Securities and Exchange Commission (SEC) and is incorporated by reference into this Prospectus. The table of contents for the SAI appears at the end of this Prospectus. For a free copy of the SAI, call us at (800) 598-2019 or write to us at the address noted above. The SEC maintains a website (http://www.sec.gov) that contains the SAI and other information that is filed electronically with the SEC.

The SEC has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.

The policies involve risks, including potential loss of principal invested. The policies are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the FDIC, the Federal Reserve Board, or any other agency.

Your premium payments accumulate on a tax-deferred basis. This means your earnings are not taxed until you take money out of your policy, which can be done in several ways. You can split your premium payments among a Fixed Account, the Dollar Cost Averaging Advantage Account, and the Investment Divisions listed below. You may also allocate your premium payments to an Asset Allocation Model. The Investment Divisions and Asset Allocation Models listed below are available regardless of the M&E Charge structure that you choose.

•    MainStay VP Absolute Return Multi-Strategy — Service Class

•    MainStay VP Balanced — Service Class

•    MainStay VP Bond — Service Class

•    MainStay VP Common Stock — Service Class

•    MainStay VP Conservative Allocation — Service Class

•    MainStay VP Convertible — Service Class

•    MainStay VP Cornerstone Growth — Service Class

•    MainStay VP Cushing® Renaissance Advantage — Service Class

•    MainStay VP Eagle Small Cap Growth

•    MainStay VP Emerging Markets Equity — Service Class

•    MainStay VP Epoch U.S. Equity Yield — Service Class*

•    MainStay VP Epoch U.S. Small Cap — Service Class

•    MainStay VP Floating Rate — Service Class

•    MainStay VP Government — Service Class

•    MainStay VP Growth Allocation — Service Class

•    MainStay VP High Yield Corporate Bond — Service Class

•    MainStay VP Income Builder — Service Class

•    MainStay VP Indexed Bond — Service Class

•    MainStay VP International Equity — Service Class

•    MainStay VP Janus Balanced

•    MainStay VP Large Cap Growth — Service Class

•    MainStay VP MFS® Utilities — Service Class

•    MainStay VP Mid Cap Core — Service Class

•    MainStay VP Moderate Allocation — Service Class

•    MainStay VP Moderate Growth Allocation — Service Class

•    MainStay VP PIMCO Real Return — Service Class

•    MainStay VP S&P 500 Index — Service Class

•    MainStay VP Small Cap Core — Service Class

•    MainStay VP T. Rowe Price Equity Income — Service Class

•    MainStay VP U.S. Government Money Market — Initial Class

*    Formerly known as MainStay VP ICAP Select Equity

**  Formerly known as UIF U.S. Real Estate

•    MainStay VP Unconstrained Bond — Service Class

•    MainStay VP VanEck Global Hard Assets — Initial Class

•    American Funds IS® Global Small Capitalization Fund — Class 4

•    American Funds IS® New World Fund® — Class 4

•    BlackRock® Global Allocation V.I. Fund — Class III

•    BlackRock® High Yield V.I. Fund — Class III

•    ClearBridge Variable Appreciation Portfolio — Class II

•    Columbia Variable Portfolio — Commodity Strategy Fund — Class 2

•    Columbia Variable Portfolio — Emerging Markets Bond Fund — Class 2

•    Columbia Variable Portfolio — Small Cap Value Fund — Class 2

•    Deutsche Alternative Asset Allocation VIP — Class B

•    Dreyfus IP Technology Growth Portfolio — Service Shares

•    Fidelity® VIP Contrafund® Portfolio — Service Class 2

•    Fidelity® VIP Equity-Income Portfolio — Service Class 2

•    Fidelity® VIP Growth Opportunities Portfolio — Service Class 2

•    Fidelity® VIP Mid Cap Portfolio — Service Class 2

•    Invesco V.I. American Value Fund — Series II Shares

•    Invesco V.I. International Growth Fund — Series II Shares

•    Janus Aspen Global Research Portfolio — Service Shares

•    MFS® International Value Portfolio — Service Class

•    MFS® Investors Trust Series — Service Class

•    MFS® Research Series — Service Class

•    Morgan Stanley VIF U.S. Real Estate Portfolio — Class II**

•    Neuberger Berman AMT Mid Cap Growth Portfolio — Class S

•    PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged) — Advisor Class

•    PIMCO VIT Low Duration Portfolio — Advisor Class

•    PIMCO VIT Total Return Portfolio — Advisor Class

•    Victory VIF Diversified Stock Fund — Class A Shares

Please note that if you have selected the Guaranteed Investment Protection Rider or the Guaranteed Investment Protection Rider 2.0, there are restrictions with regard to your ability to allocate your Premium Payments (as defined in this Prospectus) to the Investment Divisions or Asset Allocation Models. Please see “THE POLICIES—Riders—Guaranteed Investment Protection Rider (optional)” and Guaranteed Investment Protection Rider 2.0 (optional)” for more information.

Asset Allocation Models

Aggressive	Moderately Aggressive

30% MainStay VP Growth Allocation

10% Fidelity® VIP Contrafund® Portfolio

10% MainStay VP Unconstrained Bond

  8% American Funds IS® New World Fund®

  7% MFS® Investors Trust Series

  7% Invesco V.I. International Growth Fund

  6% MainStay VP Common Stock

  5% MainStay VP Absolute Return Multi-Strategy

  5% Neuberger Berman AMT Mid Cap Growth Portfolio

  5% Deutsche Alternative Asset Allocation VIP

  4% MainStay VP International Equity

  3% American Funds IS® Global Small Capitalization Fund

30% MainStay VP Growth Allocation

10% Fidelity® VIP Contrafund® Portfolio

10% MainStay VP Unconstrained Bond

  6% MainStay VP Absolute Return Multi-Strategy

  6% MFS® Investors Trust Series

  5% MainStay VP High Yield Corporate Bond

  5% PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)

  5% PIMCO VIT Total Return Portfolio

  4% Deutsche Alternative Asset Allocation VIP

  4% Invesco V.I. International Growth Fund

  4% MainStay VP Common Stock

  3% American Funds IS® New World Fund®

  3% Neuberger Berman AMT Mid Cap Growth Portfolio

  2% PIMCO VIT Low Duration Portfolio

  2% Columbia Variable Portfolio — Emerging Markets Bond

  1% MainStay VP PIMCO Real Return

Moderate	Moderately Conservative

30% MainStay VP Moderate Growth Allocation

15% MainStay VP Unconstrained Bond

  7% Fidelity® VIP Contrafund® Portfolio

  7% MainStay VP Absolute Return Multi-Strategy

  6% PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)

  6% PIMCO VIT Total Return Portfolio

  5% BlackRock® Global Allocation V.I. Fund

  4% Invesco V.I. International Growth Fund

  4% MainStay VP High Yield Corporate Bond

  3% Deutsche Alternative Asset Allocation VIP

  3% PIMCO VIT Low Duration Portfolio

  3% MFS® Investors Trust Series

  2% American Funds IS® New World Fund®

  2% MainStay VP PIMCO Real Return

  2% Neuberger Berman AMT Mid Cap Growth Portfolio

  1% Columbia Variable Portfolio — Emerging Markets Bond

30% MainStay VP Moderate Allocation

20% MainStay VP Unconstrained Bond

  8% MainStay VP Absolute Return Multi-Strategy

  8% PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)

  8% PIMCO VIT Total Return Portfolio

  5% Fidelity® VIP Contrafund® Portfolio

  5% BlackRock® Global Allocation V.I. Fund

  4% MainStay VP High Yield Corporate Bond

  4% PIMCO VIT Low Duration Portfolio

  2% Deutsche Alternative Asset Allocation VIP

  2% Invesco V.I. International Growth Fund

  2% MainStay VP PIMCO Real Return

  1% American Funds IS® New World Fund®

  1% Neuberger Berman AMT Mid Cap Growth Portfolio

Conservative

30% MainStay VP Unconstrained Bond

20% MainStay VP Conservative Allocation

12% PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)

12% PIMCO VIT Total Return Portfolio

  9% MainStay VP Absolute Return Multi-Strategy

  5% BlackRock® Global Allocation V.I. Fund

  5% PIMCO VIT Low Duration Portfolio

  4% MainStay VP High Yield Corporate Bond

  2% MainStay VP PIMCO Real Return

  1% Deutsche Alternative Asset Allocation VIP

Please be advised that each Asset Allocation Model is designed to achieve a different investment objective and takes into consideration risk tolerance and time horizon. Each Asset Allocation Model corresponds with one of the five Investment Objectives identified on your Investor Profile. (For more information, see “NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION AND THE SEPARATE ACCOUNT – Asset Allocation Models”.)

The Fixed Account is not available for policies issued in the State of New York.

We do not guarantee the investment performance of the Investment Divisions. Depending on current market conditions, you can make or lose money in any of the Investment Divisions.

TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION	95
APPENDIX 1 - INFORMATION REGARDING SINGLE PREMIUM POLICIES	A-1

APPENDIX 2 - INVESTMENT DIVISION RESTRICTIONS AND ASSET ALLOCATIONS MODELS AVAILABLE WITH GIPR AND GIPR 2.0	A-2

This Prospectus is not considered an offering in any state where the sale of this policy cannot lawfully be made. We do not authorize any information or representations regarding the offering other than as described in this Prospectus or in any accompanying supplement to this Prospectus or in any authorized supplemental sales material.

DEFINITIONS

Accumulation Unit—An accounting unit we use to calculate the Variable Accumulation Value prior to the Annuity Commencement Date. Each Investment Division of the Separate Account has a distinct variable Accumulation Unit value.

Accumulation Value—The sum of the Variable Accumulation Value, the Fixed Account Accumulation Value (if applicable), and the DCA Advantage Account Accumulation Value of a policy.

Adjusted Death Benefit Premium Payments—The total dollar amount of premium payments made under this Policy reduced by any Adjusted Death Benefit Premium Payment Proportional Withdrawals.

Adjusted Death Benefit Premium Payment Proportional Withdrawal—An amount equal to the amount withdrawn from this Policy (including any amount withdrawn that may include surrender charges), divided by this Policy’s Accumulation Value immediately preceding the withdrawal, multiplied by the Adjusted Death Benefit Premium Payments immediately preceding the withdrawal.

Adjusted Premium Payment—The total dollar amount of premium payments made under the policy and allocated to the Investment Divisions and DCA Advantage Account reduced by any withdrawals and applicable surrender charges in excess of any gain in the policy.

Allocation Options—The Investment Divisions of the Separate Account, any Asset Allocation Model and the Fixed Account.

Annuitant—The person named on the Policy Data Page and whose life determines the Income Payments.

Annuity Commencement Date—The date on which we are to make the first Income Payment under the policy.

Asset Allocation Category(ies)—A group of Investment Divisions of the Separate Account categorized based on investment risk determined by NYLIAC.

Asset Allocation Model—A model portfolio comprised of Investment Divisions of the Separate Account. The model portfolio is designed by New York Life Investment Management LLC (“New York Life Investments”) and based primarily on investment risk.

Beneficiary—The person or entity having the right to receive the death benefit proceeds set forth in the policy and who is the “designated beneficiary” for purposes of Section 72 of the Code (as defined below).

Business Day—Generally, any day on which the New York Stock Exchange (NYSE) is open for trading. Our Business Day ends at 4:00 p.m. Eastern Time or the close of regular trading of the NYSE, if earlier.

Code—The Internal Revenue Code of 1986, as amended.

Consideration—A premium payment, or a portion thereof and/or, if allowable, a transfer amount from an Investment Division to the Fixed Account.

Dollar Cost Averaging (DCA) Advantage Account Accumulation Value—The sum of premium payments, Premium Credits and Breakpoint Credits allocated to the DCA Advantage Account, plus interest credited on those premium payments, Premium Credits and Breakpoint Credits, less any transfers and partial withdrawals from the DCA Advantage Account, and less any surrender charges and policy service charges that may already have been deducted from the DCA Advantage Account. The DCA Advantage Account Accumulation Value is supported by assets in NYLIAC’s general account. These assets are subject to the claims of our general creditors. The DCA Advantage Account Accumulation Value will never be less than the DCA Advantage Account portion of the Nonforfeiture Value.

Dollar Cost Averaging (DCA) Advantage Account—An Allocation Option that permits dollar cost averaging over a six-month period, and pays interest on amounts remaining in the account. Amounts are transferred from the DCA Advantage Account to the Investment Division(s) you choose on a monthly basis.

Eligible Portfolios (Portfolios)—The mutual fund portfolios of the funds that are available for investment through the Investment Divisions of the Separate Account.

Fixed Account—An account that is credited with a fixed interest rate which NYLIAC declares and is not part of the Separate Account. The Fixed Account is supported by assets in NYLIAC’s general account, which are subject to the claims of our general creditors.

Fixed Account Accumulation Value—The sum of premium payments and any Premium Credits and Breakpoint Credits and, if allowable, transfers allocated to the Fixed Account, plus interest credited on those premium payments and any

Premium Credits and Breakpoint Credits and, if allowable, transfers, less any transfers and partial withdrawals from the Fixed Account, and less any surrender charges and policy service charges and rider charges assessed on and deducted from the Fixed Account. The Fixed Account Accumulation Value will never be less than the Fixed Account portion of the Nonforfeiture Value.

General Office—A New York Life field office.

Good Order—We consider a transaction to be in “Good Order” if it complies generally with our administrative procedures and all relevant laws and regulations, and the required information is complete and correct. We may delay or reject a request if it is not in Good Order. Good Order generally means the actual receipt by us of instructions relating to the requested transaction in writing (or, if permitted, by telephone or electronically), along with all forms and other information or documentation necessary to complete the request. We may, in our sole discretion, determine whether any particular request is in Good Order. If you have any questions, you should contact us or your registered representative before submitting a form or request.

Income Payments—Periodic payments NYLIAC makes after the Annuity Commencement Date.

Investment Division—The variable investment options available under the policy. Each Investment Division invests exclusively in shares of a specified Eligible Portfolio.

Non-Qualified Policies—Policies that are not available for use by individuals in connection with employee retirement plans intended to qualify for special federal income tax treatment under Sections 403(b), 408, and 408A of the Code. Non-Qualified Policies include policies issued for other retirement plans or arrangements, including plans qualifying under Section 401(a) of the Code.

Nonforfeiture Rate—The rate used to calculate the Fixed Account and DCA Advantage Account Nonforfeiture Values. This rate, as shown on the Policy Data Page, is equal to the lesser of: a) 3.00%, and b) a rate that is not less than 1.00% and determined by using the six-month average of the five-year Constant Maturity Treasury Rate reported by the Federal Reserve for December through May (for period beginning July 1) and June through November (for period beginning January 1), rounded to the nearest .05%, minus 1.25%.

Nonforfeiture Value—The Nonforfeiture Value is equal to 87.50% of the Consideration(s) allocated to the Fixed Account and/or to the DCA Advantage Account accumulated at the Nonforfeiture Rate since the Payment Date or transfer date, minus any amounts withdrawn or transferred from the Fixed Account and/or the DCA Advantage Account, with the remaining amount accumulated at the Nonforfeiture Rate since the date of withdrawal or transfer.

NYLIAC, we, our or us—New York Life Insurance and Annuity Corporation. All written service requests must be sent to the NYLIAC Variable Products Service Center (“VPSC”) at one of the addresses listed in Question 16 of the section of the Prospectus entitled, “Questions and Answers About New York Life Premier Plus Variable Annuity.”

Owner (you, your)—The individual(s) or entity(ies) designated as the Owner in the policy or as subsequently changed, who is entitled to exercise all rights under the policy.

Payment Date—The Business Day on which we receive a premium payment at the address specified in this Prospectus to receive such payment.

Payment Year(s)—With respect to any premium payment, the year(s) beginning on the date such premium payment is made to the policy.

Policy Anniversary—An anniversary of the Policy Date shown on the Policy Data Page.

Policy Data Page—Page 2 of the policy which contains the policy specifications.

Policy Date—The date from which we measure Policy Years, quarters, months, and Policy Anniversaries. It is shown on the Policy Data Page.

Policy Year—A year starting on the Policy Date. Subsequent Policy Years begin on each Policy Anniversary, unless otherwise indicated.

Premium Credit—An additional credit we will apply to your Accumulation Value at the time of your premium payments. The Premium Credit is calculated as a percentage of (each) premium payment(s) and will never be less than the guaranteed minimum premium credit rate displayed on the Policy Data Page (the “Premium Credit Rate”). The Premium Credit Rate applicable to a premium payment varies, depending on the total amount of premium payments received under the policy. The Premium Credit Rate schedule as of the date of this prospectus is described in the section entitled

“Premium Credit.” With notice to you, in our sole discretion, we may change both the Premium Credit Rates and the total premium payment ranges applicable to future premium payments under this policy.

Qualified Policies—Policies for use by individuals under employee retirement plans that are intended to qualify for special federal income tax treatment under Sections 403(b), 408, and 408A of the Code. Qualified Policies do not include policies issued for any other retirement plans or arrangements, including plans qualifying under Section 401(a) of the Code.

Rider Reset—Changing the guaranteed amount of an Investment Protection Plan Rider, Investment Protection Plan II Rider, Guaranteed Investment Protection Rider or Guaranteed Investment Protection Rider 2.0 to make it equal to the Accumulation Value (less any applicable reductions) on the next Policy Anniversary.

Reset Value—Please see “Riders-Annual Death Benefit Reset Rider (optional)”.

Separate Account—NYLIAC Variable Annuity Separate Account-III or NYLIAC Variable Annuity Separate Account-IV, each a segregated asset account we established to receive and invest premium payments paid under the policies. The Separate Account’s Investment Divisions, in turn, purchase shares of Eligible Portfolios.

Suitability Standards—The criteria used to evaluate whether a recommended transaction, relating to your policy, is suitable for the policyowner.

Variable Accumulation Value—The sum of the current Accumulation Unit value(s) for each of the Investment Divisions multiplied by the number of Accumulation Units held in the respective Investment Division.

TABLE OF FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. The first table describes the fees and expenses that you will pay at the time that you buy the policy, surrender the policy, or transfer Accumulation Value between investment options. State premium taxes may also be deducted.

Policyowner Transaction Expenses

Guaranteed maximum Surrender Charge as a percentage of the amount withdrawn[1]	8.00%
Current Surrender Charge as a percentage of the amount withdrawn[1]	8.00%
Current and guaranteed maximum Transfer Fee for each transfer over 12 in a Policy Year (currently no charge for the first 12 transfers in a Policy Year).	$30

[1]

In Payment Years 3 and beyond, the percentage applied to calculate the maximum Surrender Charge is reduced as follows: 7% during Payment Year 3; 6% during Payment Year 4; 5% during Payment Year 5; 4% during Payment Year 6; 3% during Payment Year 7; 2% during Payment Year 8; and 0% thereafter.

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including Fund fees and expenses.

Periodic Charges Other Than Fund Company Charges

The charges in the “Accumulation Value Based M&E Charge Policies” column apply if you chose to have M&E charges calculated as an annualized percentage of daily average Variable Accumulation Value. The charges in the “Premium Based M&E Charge Policies” column apply if you chose to have M&E charges calculated as an annualized percentage of Adjusted Premium Payments.

	Accumulation Value Based M&E Charge Policies	Premium Based M&E Charge Policies
Annual Policy Service Charge (for policies with less than $100,000 Accumulation Value)	$30	$30
Current and guaranteed maximum Mortality and Expense Risk and Administrative Costs Charge	1.65%	1.75%

Optional Rider Charges: Investment Protection Plan Rider

Guaranteed maximum Investment Protection Plan Rider Charge for policyowners that selected the rider before February 15, 2010 (calculated as an annualized percentage of the amount that is guaranteed under the Investment Protection Plan Rider, deducted on a quarterly basis).	1.00%
Guaranteed maximum Investment Protection Plan Rider Charge for policyowners that select the rider on or after February 15, 2010 (calculated as annualized percentage of the amount that is guaranteed under the Investment Protection Plan Rider, deducted on a quarterly basis).	1.25%
Current Investment Protection Plan Rider Charge (Riders applied for or Rider Resets on or after May 1, 2016)	0.85%
Current Investment Protection Plan Rider Charge (Riders applied for before May 1, 2016)	0.65%
Current and guaranteed maximum Rider Risk Charge Adjustment (one-time charge for cancellation of the Investment Protection Plan Rider; calculated as a percentage of the amount that is guaranteed.)	2.00%

Optional Rider Charges: Investment Protection Plan II Rider

Guaranteed maximum Investment Protection Plan II Rider Charge (calculated as an annualized percentage of the amount that is guaranteed under the Investment Protection Plan II Rider, deducted on a quarterly basis).	1.50%
Current Investment Protection Plan II Rider Charge (If Rider Reset on or after May 1, 2016)	0.85%
Current Investment Protection Plan II Rider Charge	0.65%
Current and guaranteed maximum Rider Risk Charge Adjustment (one-time charge for cancellation of the Investment Protection Plan II Rider; calculated as a percentage of the amount that is guaranteed.)	2.00%

Optional Rider Charges: Guaranteed Investment Protection Rider

Guaranteed maximum Guaranteed Investment Protection Rider Charge (calculated as an annualized percentage of the amount that is guaranteed under the Guaranteed Investment Protection Rider, deducted on a quarterly basis).	1.50%
Current Guaranteed Investment Protection Rider Charge (If Rider Reset on or after May 1, 2016)	0.85%
Current Guaranteed Investment Protection Rider Charge	0.65%
Current and guaranteed maximum Rider Risk Charge Adjustment (one-time charge for cancellation of the Guaranteed Investment Protection Rider; calculated as a percentage of the amount that is guaranteed.)	2.00%

Optional Rider Charges: Guaranteed Investment Protection Rider 2.0

Guaranteed maximum Guaranteed Investment Protection Rider 2.0 Charge (calculated as an annualized percentage of the amount that is guaranteed under the Guaranteed Investment Protection Rider 2.0, deducted on a quarterly basis).

12 Year Rider Term

13 Year Rider Term

14 Year Rider Term

15 Year Rider Term

20 Year Rider Term

	1.50 1.50 1.50 1.50 1.50	% % % % %
Current Guaranteed Investment Protection Rider 2.0 Charge (If Rider Reset on or after May 1, 2016) 12 Year Rider Term 13 Year Rider Term 14 Year Rider Term 15 Year Rider Term 20 Year Rider Term	0.85 0.70 0.60 0.50 0.60	% % % % %
Current Guaranteed Investment Protection Rider 2.0 Charge 12 Year Rider Term 13 Year Rider Term 14 Year Rider Term 15 Year Rider Term 20 Year Rider Term	0.65 0.50 0.40 0.30 0.50	% % % % %

Current and guaranteed maximum Rider Risk Charge Adjustment for GIPR 2.0 (one-time charge for cancellation of the Guaranteed Investment Protection Rider 2.0; calculated as a percentage of the amount that is guaranteed under the Guaranteed Investment Protection Rider 2.0):

12 Year Rider Term

13 Year Rider Term

14 Year Rider Term

15 Year Rider Term

20 Year Rider Term

	2.00 2.00 2.00 2.00 1.00	% % % % %

Optional Rider Charges: Annual Death Benefit Reset Rider

Guaranteed maximum Annual Death Benefit Reset Rider Charge (calculated as an annualized percentage of the Reset Value as of the last Policy Anniversary (or as of the Policy Date if within the first Policy Year), deducted on a quarterly basis; for a detailed explanation of the term “Reset Value,” see “THE POLICIES-Riders-Annual Death Benefit Reset Rider”).	1.00%
Current Annual Death Benefit Rider Charge if the oldest Owner was age 65 or younger at issue	0.30%
Current Annual Death Benefit Rider Charge if the oldest Owner was age 66 to 75 inclusive at issue	0.35%

Optional Rider Charges: ADBR + IPP/IPP II/GIPR/GIPR 2.0

Guaranteed maximum Investment Protection Plan Rider/Annual Death Benefit Reset Rider Package (IPP + ADBR) Charge (calculated as the sum of (1) the Investment Protection Plan Rider Charge, calculated as an annualized percentage of the amount guaranteed under the Investment Protection Plan Rider; and (2) the Annual Death Benefit Reset Rider Charge, calculated as an annualized percentage of the Reset Value as of the last Policy anniversary (or as of the Policy Date if within the first Policy Year)) (Riders applied for before May 1, 2016)	2.00%
Current Investment Protection Plan Rider Charge with IPP + ADBR (If Rider Reset on or after May 1, 2016)	0.80%
Current Investment Protection Plan Rider Charge with IPP + ADBR	0.60%
Guaranteed maximum Investment Protection Plan II Rider/Annual Death Benefit Reset Rider Package (IPP II + ADBR) Charge (calculated as the sum of (1) the Investment Protection Plan II Rider Charge, calculated as an annualized percentage of the amount guaranteed under the Investment Protection Plan II Rider; and (2) the Annual Death Benefit Reset Rider Charge, calculated as an annualized percentage of the Reset Value as of the last Policy anniversary (or as of the Policy Date if within the first Policy Year))	2.00%
Current Investment Protection Plan II Rider Charge with IPP II +ADBR (If Rider Reset on or after May 1, 2016)	0.80%
Current Investment Protection Plan II Rider Charge with IPP II + ADBR	0.60%
Guaranteed maximum Guaranteed Investment Protection Rider/Annual Death Benefit Reset Rider Package (GIPR + ADBR) Charge (calculated as the sum of (1) the Guaranteed Investment Protection Rider Charge, calculated as an annualized percentage of the amount guaranteed under the Guaranteed Investment Protection Rider; and (2) the Annual Death Benefit Reset Rider Charge, calculated as an annualized percentage of the Reset Value as of the last Policy anniversary (or as of the Policy Date if within the first Policy Year)).	2.00%
Current Guaranteed Investment Protection Rider Charge with GIPR + ADBR (If Rider Reset on or after May 1, 2016)	0.80%
Current Guaranteed Investment Protection Rider Charge with GIPR + ADBR	0.60%

Guaranteed maximum Guaranteed Investment Protection Rider 2.0 /Annual Death Benefit Reset Rider Package (GIPR 2.0 + ADBR) Charge (calculated as the sum of (1) the Guaranteed Investment Protection Rider Charge, calculated as an annualized percentage of the amount guaranteed under the Guaranteed Investment Protection Rider; and (2) the Annual Death Benefit Reset Rider Charge, calculated as an annualized percentage of the Reset Value as of the last Policy anniversary (or as of the Policy Date if within the first Policy Year))

12 Year Term

13 Year Term

14 Year Term

15 Year Term

20 Year Term

	2.00 2.00 2.00 2.00 2.00	% % % % %

Current Guaranteed Investment Protection Rider 2.0 Charge with GIPR 2.0 + ADBR (If Rider Reset on or after May 1, 2016) 12 Year Term 13 Year Term 14 Year Term 15 Year Term 20 Year Term	0.80 0.65 0.55 0.45 0.55	% % % % %
Current Guaranteed Investment Protection Rider 2.0 Charge with GIPR 2.0 + ADBR 12 Year Term 13 Year Term 14 Year Term 15 Year Term 20 Year Term	0.60 0.45 0.35 0.25 0.45	% % % % %

Optional Rider Charges: Enhanced Beneficiary Benefit Rider

Guaranteed maximum Enhanced Beneficiary Benefit Rider Charge (calculated as an annualized percentage of the policy’s Accumulation Value, deducted on a quarterly basis).	1.00%
Current Enhanced Beneficiary Benefit Rider Charge	0.30%

The next table shows the minimum and maximum total operating expenses charged by the portfolio companies that you may pay periodically during the time that you own the policy (before any fee waiver or expense reimbursement). The expenses are expressed as a percentage of average net assets of the portfolios and may be higher or lower in the future. More detail concerning each portfolio company’s fees and expenses is contained in the prospectus for each portfolio company.

Total Annual Portfolio Company Operating Expenses(#)

	Minimum	Maximum
Expenses that are deducted from the Eligible Portfolio assets, including management fees, 12b-1 fees, administration fees and other expenses as of December 31, 2016.	0.44%	2.66%

(#)	Shown as a percentage of average net assets for the fiscal year ended December 31, 2016. The Fund or its agents provided the fees and charges that are based on 2016 expenses, unless otherwise indicated. For Funds that are not affiliated with NYLIAC, we have not verified the accuracy of the information provided by the Fund or its agents.

Annual Portfolio Company Operating Expenses(#)

Fund	Management Fees	Distribution (12b-1) Fees(§)	Other Expenses	Acquired Fund Fees and Expenses	Total Fund Annual Expense	Fee Waiver And/Or Expense Reimbursement	Total Fund Annual Expense after Fee Waiver And/Or Expense Reimbursement
MainStay VP Balanced — Service Class	0.70%	0.25%	0.06%	0.03%	1.04%	(- -)	1.04%
MainStay VP Conservative Allocation — Service Class	0.00%	0.25%	0.03%	0.90%	1.18%	(- -)	1.18%
MainStay VP Emerging Markets Equity — Service Class	1.05%	0.25%	0.25%	0.06%	1.61%	(- -)	1.61%
MainStay VP Growth Allocation — Service Class	0.00%	0.25%	0.03%	1.15%	1.43%	(- -)	1.43%
MainStay VP Mid Cap Core — Service Class	0.85%	0.25%	0.04%	0.01%	1.15%	(0.03%)	1.12	%(g)
MainStay VP Moderate Allocation — Service Class	0.00%	0.25%	0.03%	0.99%	1.27%	(- -)	1.27%
MainStay VP Moderate Growth Allocation — Service Class	0.00%	0.25%	0.03%	1.08%	1.36%	(- -)	1.36%
MainStay VP Small Cap Core — Service Class	0.85%	0.25%	0.15%	0.03%	1.28%	(- -)	1.28	%(n)
BlackRock® High Yield V.I. Fund — Class III	0.52%	0.25%	0.23%	0.01%	1.01%	(0.08%)	0.93	%(d)
Deutsche Alternative Asset Allocation VIP — Class B	0.33%	0.25%	0.27%	1.08%	1.93%	(0.32%)	1.61	%(h)
Fidelity® VIP Equity-Income Portfolio — Service Class 2	0.45%	0.25%	0.09%	0.05%	0.84%	(- -)	0.84%
Invesco V.I. American Value Fund — Series II Shares	0.72%	0.25%	0.22%	0.06%	1.25%	(- -)	1.25%
Invesco V.I. International Growth Fund — Series II Shares	0.71%	0.25%	0.21%	0.01%	1.18%	(0.01%)	1.17	%(e)

Please refer to the applicable fund prospectus for additional information.

(#)	Shown as a percentage of average net assets for the fiscal year ended December 31, 2016, unless otherwise indicated. The Fund or its agents provided the fees and charges, which are based on 2016 expenses. For funds that are not affiliated with NYLIAC, we have not verified the accuracy of the information provided by the Fund or its agents.
§	Because the distribution (12b-1) fee charge is an ongoing fee, the fee will increase the cost of your investment and may cost you more than paying other types of sales charges. The fees designated as “12b-1 fees” may reflect “Service Fees.”

Fund	Management Fees(¶)	Distribution (12b-1) Fees(§)	Other Expenses	Total Fund Annual Expense(#)	Fee Waiver And/Or Expense Reimbursement	Total Fund Annual Expense after Fee Waiver And/Or Expense Reimbursement
MainStay VP Absolute Return Multi-Strategy — Service Class	1.25%	0.25%	1.16%	2.66%	(0.05%)	2.61	%(a)
MainStay VP Bond — Service Class	0.49%	0.25%	0.04%	0.78%	(- -)	0.78%
MainStay VP Common Stock — Service Class	0.54%	0.25%	0.05%	0.84%	(- -)	0.84%
MainStay VP Convertible — Service Class	0.59%	0.25%	0.05%	0.89%	(- -)	0.89%

Fund	Management Fees(¶)		Distribution (12b-1) Fees(§)	Other Expenses	Total Fund Annual Expense(#)	Fee Waiver And/Or Expense Reimbursement	Total Fund Annual Expense after Fee Waiver And/Or Expense Reimbursement
MainStay VP Cornerstone Growth — Service Class	0.70%		0.25%	0.07%	1.02%	(- -)	1.02%
MainStay VP Cushing Renaissance Advantage — Service Class	1.25%		0.25%	0.13%	1.63%	(- -)	1.63%
MainStay VP Eagle Small Cap Growth — Service Class	0.81	%(i)	0.25%	0.05%	1.11%	(- -)	1.11%
MainStay VP Eagle Small Cap Growth — Initial Class*	0.81	%(i)	0.00%	0.05%	0.86%	(- -)	0.86%
MainStay VP Epoch U.S. Equity Yield — Service Class	0.69%		0.25%	0.03%	0.97%	(- -)	0.97%
MainStay VP Epoch U.S. Small Cap — Service Class	0.77%		0.25%	0.04%	1.06%	(- -)	1.06%
MainStay VP Floating Rate — Service Class	0.60%		0.25%	0.06%	0.91%	(- -)	0.91%
MainStay VP Government — Service Class	0.50%		0.25%	0.06%	0.81%	(- -)	0.81%
MainStay VP High Yield Corporate Bond — Service Class	0.56%		0.25%	0.03%	0.84%	(- -)	0.84%
MainStay VP Income Builder — Service Class	0.57%		0.25%	0.06%	0.88%	(- -)	0.88%
MainStay VP Indexed Bond — Service Class	0.25%		0.25%	0.12%	0.62%	(- -)	0.62%
MainStay VP International Equity — Service Class	0.89%		0.25%	0.07%	1.21%	(- -)	1.21%
MainStay VP Janus Balanced — Service Class	0.55	%(j)	0.25%	0.04%	0.84%	(- -)	0.84%
MainStay VP Janus Balanced — Initial Class*	0.55	%(j)	0.00%	0.04%	0.59%	(- -)	0.59%
MainStay VP Large Cap Growth — Service Class	0.74%		0.25%	0.03%	1.02%	(- -)	1.02	%(b)
MainStay VP MFS® Utilities — Service Class	0.72%		0.25%	0.05%	1.02%	(- -)	1.02%
MainStay VP PIMCO Real Return — Service Class	0.50%		0.25%	0.42%	1.17%	(- -)	1.17%
MainStay VP S&P 500 Index — Service Class	0.24%		0.25%	0.04%	0.53%	(- -)	0.53%
MainStay VP T. Rowe Price Equity Income — Service Class	0.74%		0.25%	0.04%	1.03%	(- -)	1.03%
MainStay VP U.S. Government Money Market — Initial Class	0.39%		0.00%	0.05%	0.44%	(- -)	0.44%
MainStay VP Unconstrained Bond — Service Class	0.58%		0.25%	0.14%	0.97%	(- -)	0.97%
MainStay VP VanEck Global Hard Assets — Initial Class	0.89%		0.00%	0.05%	0.94%	(- -)	0.94%
American Funds IS® Global Small Capitalization Fund — Class 4	0.70%		0.25%	0.29%	1.24%	(- -)	1.24%
American Funds IS® New World Fund® — Class 4	0.72%		0.25%	0.31%	1.28%	(- -)	1.28%
BlackRock® Global Allocation V.I. Fund — Class III	0.63%		0.25%	0.24%	1.12%	(0.13%)	0.99	%(c)
ClearBridge Variable Appreciation Portfolio — Class II	0.70%		0.25%	0.05%	1.00%	(- -)	1.00%
Columbia Variable Portfolio — Commodity Strategy Fund — Class 2	0.63%		0.25%	0.11%	0.99%	(- -)	0.99%
Columbia Variable Portfolio — Emerging Markets Bond Fund — Class 2	0.60%		0.25%	0.15%	1.00%	(- -)	1.00%
Columbia Variable Portfolio — Small Cap Value Fund — Class 2	0.87%		0.25%	0.11%	1.23%	(- -)	1.23%
Dreyfus IP Technology Growth Portfolio — Service Shares	0.75%		0.25%	0.08%	1.08%	(- -)	1.08%

Fund	Management Fees(¶)	Distribution (12b-1) Fees(§)	Other Expenses	Total Fund Annual Expense(#)	Fee Waiver And/Or Expense Reimbursement		Total Fund Annual Expense after Fee Waiver And/Or Expense Reimbursement
Fidelity® VIP Contrafund® Portfolio — Service Class 2	0.55%	0.25%	0.08%	0.88%	(- -)		0.88%
Fidelity® VIP Growth Opportunities Portfolio — Service Class 2	0.55%	0.25%	0.13%	0.93%	(- -)		0.93%
Fidelity® VIP Mid Cap Portfolio — Service Class 2	0.55%	0.25%	0.08%	0.88%	(- -)		0.88%
Janus Aspen Global Research Portfolio — Service Shares	0.56%	0.25%	0.11%	0.92%	(- -)		0.92%
MFS® International Value Portfolio — Service Class	0.87%	0.25%	0.04%	1.16%	(0.01	%)(k)	1.15%
MFS® Investors Trust Series — Service Class	0.75%	0.25%	0.06%	1.06%	(0.02	%)(l)	1.04%
MFS® Research Series — Service Class	0.75%	0.25%	0.07%	1.07%	(0.02	%)(m)	1.05%
Morgan Stanley VIF U.S. Real Estate Portfolio — Class II	0.80%	0.25%	0.26%	1.31%	(0.11%)		1.20	%(f)
Neuberger Berman AMT Mid Cap Growth Portfolio — Class S	0.84%	0.25%	0.16%	1.25%	(- -)		1.25%
PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged) — Advisor Class	0.75%	0.25%	0.03%	1.03%	(- -)		1.03%
PIMCO VIT Low Duration Portfolio — Advisor Class	0.50%	0.25%	0.00%	0.75%	(- -)		0.75%
PIMCO VIT Total Return Portfolio — Advisor Class	0.50%	0.25%	0.01%	0.76%	(- -)		0.76%
Victory VIF Diversified Stock Fund — Class A Shares	0.30%	0.25%	0.53%	1.08%	(- -)		1.08%

Please refer to the applicable fund prospectus for additional information.

¶	Management Fees may include Adviser and/or Administration Fees.
#	Shown as a percentage of average net assets for the fiscal year ended December 31, 2016, unless otherwise indicated. The Fund or its agents provided the fees and charges, which are based on 2016 expenses. We have not verified the accuracy of the information provided by the Fund or its agents.
§	Because the distribution (12b-1) fee charge is an ongoing fee, the fee will increase the cost of your investment and may cost you more than paying other types of sales charges. The fees designated as “12b-1 fees” may reflect “Service Fees.”
*	New allocations to the MainStay VP Eagle Small Cap Growth – Initial Class or MainStay VP Janus Balanced – Initial Class Investment Divisions will not be accepted from policyowners who were not invested in the MainStay VP Eagle Small Cap Growth – Initial Class or MainStay VP Janus Balanced – Initial Class Investment Division on February 17, 2012. For existing policyowners, if you remove all of your Accumulation Value from the MainStay VP Eagle Small Cap Growth – Initial Class or MainStay VP Janus Balanced – Initial Class Investment Divisions on or after February 17, 2012, you will not be able to reinvest in these Investment Divisions.
(a)	New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed 1.71% of the average daily net assets of Service Class shares. This agreement expires on May 1, 2018, and may only be amended or terminated prior to that date by action of the Board.
(b)	New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.55% on assets up from $11 billion to $13 billion; and 0.525% on assets over $13 billion. This agreement expires on May 1, 2018, and may only be amended or terminated prior to that date by action of the Board.
(c)	As described in the “Management of the Funds” section of the Fund’s prospectus, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.50% of average daily net assets through April 30, 2018. BlackRock has also contractually agreed to reimburse fees in order to limit certain operational and recordkeeping fees to 0.07% of average daily net assets through April 30, 2018. Each of these contractual agreements may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.
(d)	As described in the “Management of the Funds” section of the Fund’s prospectus, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.50% of average daily net assets through April 30, 2018. BlackRock has also contractually agreed to reimburse fees in order to limit certain operational and recordkeeping fees to 0.05% of average daily net assets through April 30, 2018. Each of these contractual agreements may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.

(e)	Invesco has contractually agreed to waive a portion of the Fund’s management fee in an amount equal to the net management fee that Invesco earns on the Fund’s investments in certain affiliated funds, which will have the effect of reducing Acquired Fund Fees and Expenses. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2018. During its term, the fee waiver agreement cannot be terminated or amended to reduce the advisory fee waiver without approval of the Board of Trustees.
(f)	The Fund’s “Adviser,” Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Fund so that Total Annual Fund Operating Expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.20%. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Board of Directors of Morgan Stanley Variable Insurance Fund, Inc. (the “Company”) acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.
(g)	New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) portfolio fees and expenses) of Initial Class shares do not exceed 0.86% of the average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the Service Class shares. This agreement will remain in effect until May 1, 2018, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Portfolio.
(h)	Through April 30, 2018, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio’s total annual operating expenses at ratios no higher than 0.53% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired funds (underlying funds) fees and expenses (estimated at 1.08%). These agreements may only be terminated with the consent of the fund’s Board.
(i)	New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.785% on assets over $1 billion. This agreement will remain in effect until May 1, 2018, and may only be amended or terminated prior to that date by action of the Board.
(j)	New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.525% on assets over $1 billion. This agreement will remain in effect until May 1, 2018, and may only be amended or terminated prior to that date by action of the Board.
(k)	Massachusetts Financial Services Company has agreed in writing to bear the fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund’s investment activity), such that “Total Annual Fund Operating Expenses” do not exceed 1.15% of the class’ average daily net assets annually for Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue until at least April 30, 2018.
(l)	Massachusetts Financial Services Company has agreed in writing to bear the fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund’s investment activity), such that “Total Annual Fund Operating Expenses” do not exceed 1.04% of the class’ average daily net assets annually for Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue until at least April 30, 2018.
(m)	Massachusetts Financial Services Company has agreed in writing to bear the fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund’s investment activity), such that “Total Annual Fund Operating Expenses” do not exceed 1.04% of the class’ average daily net assets annually for Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue until at least April 30, 2018.
(n)	New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed 1.25% of the average daily net assets of Service Class shares. This agreement expires on May 1, 2018, and may only be amended or terminated prior to that date by action of the Board.

Examples

The table below will help you understand the various costs and expenses that you will bear directly and indirectly. The table reflects the Investment Division with the highest charges and expenses of the policy including, policyowner transaction expenses, the annual policy service charge (for policies with less than $100,000 Accumulation Value), separate account annual expenses, portfolio company fees and expenses and optional rider charges where indicated. Therefore, if your policy’s Accumulation Value exceeds that amount, the expenses would be slightly lower. For more information on the charges reflected in this table, see “CHARGES AND DEDUCTIONS” and the Fund prospectuses that accompany this Prospectus. NYLIAC may, where premium taxes are imposed by state law, deduct the premium taxes upon surrender of the policy or on the Annuity Commencement Date.

You would pay the following expenses on a $10,000 allocation in the Investment Division listed, assuming a 5% annual return on assets:

For Accumulation Value based M&E Charge New York Life Premier Plus Variable Annuity Policies:

	Expenses if you annuitize your policy				Expenses if you surrender your policy				Expenses if you do not surrender your policy
Investment Division	1 yr	3 yr	5 yr	10 yr	1 yr	3 yr	5 yr	10 yr	1 yr	3 yr	5 yr	10 yr
MainStay VP Absolute Return Multi-Strategy—Service Class
without any Riders	$1,241.25	$1,462.40	$2,462.27	$4,977.89	$1,241.25	$2,146.88	$2,961.55	$5,007.89	$466.13	$1,462.40	$2,462.27	$4,977.89
with GIPR 2.0 (12 yr term)	$1,303.37	$1,654.15	$2,766.58	$5,509.31	$1,303.37	$2,325.58	$3,250.41	$5,539.31	$533.08	$1,654.15	$2,766.58	$5,509.31
with GIPR 2.0 (12 yr term and	$1,322.49	$1,713.15	$2,860.21	$5,672.82	$1,322.49	$2,380.52	$3,339.26	$5,702.82	$553.68	$1,713.15	$2,860.21	$5,672.82
reset on/after May 1, 2016) with EBB	$1,270.71	$1,553.30	$2,606.38	$5,228.73	$1,270.71	$2,231.67	$3,098.40	$5,258.73	$497.87	$1,553.30	$2,606.38	$5,228.73
with ADBR	$1,273.73	$1,564.79	$2,625.45	$5,263.78	$1,273.73	$2,242.36	$3,116.50	$5,293.78	$501.13	$1,564.79	$2,625.45	$5,263.78
with GIPR 2.0 & ADBR	$1,321.80	$1,712.28	$2,859.25	$5,671.69	$1,321.80	$2,379.71	$3,338.35	$5,701.69	$552.93	$1,712.28	$2,859.25	$5,671.69
with GIPR 2.0 (reset on/after	$1,340.91	$1,771.18	$2,952.69	$5,834.82	$1,340.91	$2,434.56	$3,427.01	$5,864.82	$573.53	$1,771.18	$2,952.69	$5,834.82
May 1, 2016) & ADBR with EBB & ADBR	$1,303.19	$1,655.15	$2,768.10	$5,509.42	$1,303.19	$2,326.51	$3,251.86	$5,539.42	$532.87	$1,655.15	$2,768.10	$5,509.42
with GIPR 2.0 & EBB	$1,332.84	$1,744.44	$2,908.72	$5,751.95	$1,332.84	$2,409.66	$3,385.28	$5,781.95	$564.82	$1,744.44	$2,908.72	$5,751.95
with GIPR 2.0 (reset on/after	$1,351.95	$1,803.25	$3,001.74	$5,912.95	$1,351.95	$2,464.42	$3,473.55	$5,942.95	$585.42	$1,803.25	$3,001.74	$5,912.95
May 1, 2016) & EBB with All Riders*	$1,351.26	$1,802.23	$3,000.49	$5,911.26	$1,351.26	$2,463.48	$3,472.37	$5,941.26	$584.67	$1,802.23	$3,000.49	$5,911.26
with All Riders, and GIPR 2.0	$1,370.37	$1,860.94	$3,093.33	$6,071.88	$1,370.37	$2,518.15	$3,560.46	$6,101.88	$605.27	$1,860.94	$3,093.33	$6,071.88
Reset on/after May 1, 2016

*	(GIPR 2.0, ADBR & EBB)

For Premium based M&E Charge New York Life Premier Plus Variable Annuity Policies:

	Expenses if you annuitize your policy				Expenses if you surrender your policy				Expenses if you do not surrender your policy
Investment Division	1 yr	3 yr	5 yr	10 yr	1 yr	3 yr	5 yr	10 yr	1 yr	3 yr	5 yr	10 yr
MainStay VP Absolute Return Multi-Strategy—Service Class
without any Riders	$1,238.05	$1,450.83	$2,441.70	$4,931.63	$1,238.05	$2,136.07	$2,942.00	$4,961.63	$462.68	$1,450.83	$2,441.70	$4,931.63
with GIPR 2.0 (12 yr term)	$1,300.18	$1,646.03	$2,757.34	$5,511.84	$1,300.18	$2,318.01	$3,241.65	$5,541.84	$529.63	$1,646.03	$2,757.34	$5,511.84
with GIPR 2.0 (12 yr term and	$1,319.29	$1,706.09	$2,854.46	$5,690.36	$1,319.29	$2,373.94	$3,333.81	$5,720.36	$550.23	$1,706.09	$2,854.46	$5,690.36
reset on/after May 1, 2016) with EBB	$1,267.51	$1,543.41	$2,591.31	$5,206.01	$1,267.51	$2,222.45	$3,084.10	$5,236.01	$494.43	$1,543.41	$2,591.31	$5,206.01
with ADBR	$1,270.53	$1,555.06	$2,610.96	$5,243.77	$1,270.53	$2,233.31	$3,102.75	$5,273.77	$497.68	$1,555.06	$2,610.96	$5,243.77
with GIPR 2.0 & ADBR	$1,318.60	$1,705.21	$2,853.46	$5,689.14	$1,318.60	$2,373.13	$3,332.87	$5,719.14	$549.48	$1,705.21	$2,853.46	$5,689.14
with GIPR 2.0 (reset on/after	$1,337.71	$1,765.17	$2,950.38	$5,867.25	$1,337.71	$2,428.96	$3,424.85	$5,897.25	$570.08	$1,765.17	$2,950.38	$5,867.25
May 1, 2016) & ADBR with EBB & ADBR	$1,299.99	$1,647.10	$2,759.05	$5,512.40	$1,299.99	$2,319.01	$3,243.28	$5,542.40	$529.43	$1,647.10	$2,759.05	$5,512.40
with GIPR 2.0 & EBB	$1,329.64	$1,737.99	$2,904.88	$5,777.11	$1,329.64	$2,403.65	$3,381.66	$5,807.11	$561.38	$1,737.99	$2,904.88	$5,777.11
with GIPR 2.0 (reset on/after	$1,348.76	$1,797.86	$3,001.36	$5,952.84	$1,348.76	$2,459.40	$3,473.22	$5,982.84	$581.98	$1,797.86	$3,001.36	$5,952.84
May 1, 2016) & EBB with All Riders*	$1,348.06	$1,796.83	$3,000.08	$5,951.02	$1,348.06	$2,458.44	$3,472.00	$5,981.02	$581.23	$1,796.83	$3,000.08	$5,951.02
with All Riders, and GIPR 2.0	$1,367.18	$1,856.60	$3,096.37	$6,126.34	$1,367.18	$2,514.10	$3,563.38	$6,156.34	$601.83	$1,856.60	$3,096.37	$6,126.34
Reset on/after May 1, 2016

*	(GIPR 2.0, ADBR & EBB)

QUESTIONS AND ANSWERS ABOUT NEW YORK LIFE PREMIER PLUS VARIABLE ANNUITY

NOTE: The following section contains brief questions and answers about the New York Life Premier Plus Variable Annuity. You should refer to the body of this Prospectus for more detailed information.

1. What is the New York Life Premier Plus Variable Annuity?

The New York Life Premier Plus Variable Annuity is a Flexible Premium Deferred Variable Retirement Annuity Policy issued by NYLIAC. We will apply a Premium Credit to premiums paid in a percentage amount according to the Premium Credit Rate schedule then in effect. The Premium Credit Rate schedule may be changed. (See “PREMIUM CREDIT.”) You may allocate premium payments to the Investment Divisions of the Separate Account, an Asset Allocation Model, as well as the DCA Advantage Account, and/or to the Fixed Account (if available) (See “ASSET ALLOCATION MODELS” for more information about which Asset Allocation Models are currently available to you.) The Accumulation Value will fluctuate according to the performance of the Investment Divisions or Asset Allocation Model selected, the deduction of the Separate Account charges, and the interest credited on amounts in the Fixed Account and the DCA Advantage Account.

2. What is the Premium Credit?

The Premium Credit is a percentage of each premium payment that is added to your Accumulation Value at the time of each premium payment. Premium Credits are applied to the same Allocation Options and/or the DCA Advantage Account in the same percentages as your premium payments. The Premium Credit Rate applicable to a premium payment varies, depending on the total amount of premiums received under the policy. We will deduct the amount of the Premium Credit from the amount returned to you if you cancel your policy. (See “YOUR RIGHT TO CANCEL (“FREE LOOK.”)) We may also deduct from the death benefit proceeds any Premium Credit applied within the 12 months preceding the date of death of the owner. (See “PREMIUM CREDIT.”) Fees and charges for a policy with a Premium Credit may be higher than those for other policies. For example, we use a portion of the surrender charge and Mortality and Expense Risk and Administrative Costs Charge to help recover the cost of providing the Premium Credit under the policy. Current Premium Credit Rates are not guaranteed. They may change in the future. We will provide advance written notice to policyholders of any such change.

3. Where can I allocate my premium payments?

(a) You can allocate your premium payments to one or more of the following Allocation Options:

(i) SEPARATE ACCOUNT

Separate Account III currently consists of 83 Investment Divisions, some of which may not be available under your policy. Separate Account IV currently consists of 60 Investment Divisions, some of which may not be available under your policy. The available Investment Divisions and Asset Allocation Models are listed on the first and second page of this Prospectus. They offer investments in domestic and international markets. When you allocate a premium payment to one of the Investment Divisions or an Asset Allocation Model, the Separate Account will invest your premium payment exclusively in shares of the corresponding Eligible Portfolio of the relevant Fund(s). You can allocate among a maximum of eighteen (18) Investment Divisions, plus the Fixed Account.

(ii) FIXED ACCOUNT

Each premium payment, or the portion of any premium payment you allocate to the Fixed Account will earn an interest rate at least equal to the guaranteed minimum interest rate. The Fixed Account is not available for policies issued in the State of New York.

(b) You can also allocate your premium payments to the DCA Advantage Account. NYLIAC will credit interest to amounts held in the DCA Advantage Account at rates we have set in advance. The DCA Advantage Account allows you to set up automatic dollar cost averaging from the DCA Advantage Account into the Investment Divisions, providing for automatic transfers to the Investment Divisions you select in six installments over a six month period. (See “THE DCA ADVANTAGE ACCOUNT.”)

4. Can I make transfers among the Investment Divisions, the Asset Allocation Models and the Fixed Account?

You can transfer all or part of the Accumulation Value of your policy between the Investment Divisions and one of the available Asset Allocation Models or from the Investment Divisions and/or an Asset Allocation Model to the Fixed Account at least 30 days before the Annuity Commencement Date (See “RIDERS — Investment Protection Plan Rider (optional)”, “Investment Protection Plan II Rider (optional)”, “Guaranteed Investment Protection Rider (optional)” or “Guaranteed Investment Protection Rider 2.0 (optional)” for more information on transfer restrictions if the Investment Protection Plan Rider, Investment Protection Plan II Rider, Guaranteed Investment Protection Rider or Guaranteed Investment Protection Rider 2.0 is selected). For Premium based M&E Charge policies, no transfers are allowed into the Fixed Account. Generally, you can transfer a minimum amount of $25 into an Investment Division, unless we agree otherwise. You can make unlimited transfers each Policy Year subject to the Limits on Transfers. We currently do not charge for transfers. However, we reserve the right to charge up to $30 for each transfer after the first twelve in a given Policy Year. Please note that each transfer to or from an Asset Allocation Model counts as one transfer. (See “TRANSFERS.”)

All guarantees are subject to the claims paying ability of NYLIAC. No third party guarantees are involved.

You can make transfers from the Fixed Account and the DCA Advantage Account, subject to certain restrictions which may apply. (See “THE FIXED ACCOUNT” and “THE DCA ADVANTAGE ACCOUNT.”) In addition, you can request transfers through the traditional Dollar Cost Averaging, Automatic Asset Reallocation, or Interest Sweep options as described herein.

5. What charges are assessed against the policy?

Before the date we start making Income Payments under the policy, we will deduct a policy service charge of $30 on each Policy Anniversary or upon surrender of the policy if on that date the Accumulation Value is below $100,000. In addition, we also deduct a charge for certain mortality and expense risks (M&E Charge) NYLIAC assumes and for policy administration expenses. You may choose to have the M&E Charge assessed based on either the Accumulation Value of the policy or the Adjusted Premium Payments. You must choose your M&E Charge option prior to the issuance of the policy. Once the M&E Charge option is chosen it cannot be changed.

The M&E Charge is 1.65% (annualized) of the daily average Variable Accumulation Value for Accumulation Value based policies. For Premium based M&E Charge policies, the M&E Charge is 1.75% (annualized) of the Adjusted Premium Payments and will be deducted from the Investment Divisions through a reduction in Accumulation Units each policy quarter (excluding premium payments allocated to the Fixed Account that are not transferred to the Investment Division). (See “MORTALITY AND EXPENSE RISK AND ADMINISTRATIVE COSTS CHARGE.”)

The amount of Premium based M&E Charges assessed to your policy will be unaffected by fluctuations in market performance. In a rising market, the Premium based M&E Charge structure will benefit the policyowner because the Premium based M&E Charge, when measured as a percentage of separate account assets, will be reduced. In a flat or declining market, the Premium based M&E Charge structure will result in an increase in the charge when measured against separate account assets. The amount of Accumulation Value based M&E Charges assessed to your policy will be affected by fluctuations in market performance. However, the Accumulation Value based M&E Charge structure may be more advantageous in a flat or declining market.

We impose a surrender charge on certain partial withdrawals and surrenders of the policies. This charge is assessed as a percentage of the amount withdrawn or surrendered during the first eight Payment Years following each premium payment. We keep track of each premium payment and assess a charge based on the length of time a premium payment is in your policy before it is withdrawn. The percentage declines after the first two Payment Years as follows:

Payment Year	Surrender Charge
1	8%
2	8%
3	7%
4	6%
5	5%
6	4%
7	3%
8	2%
9+	0%

For purposes of calculating the surrender charge, we treat withdrawals as coming from the oldest premium payment first (on a first-in, first-out basis).

You can make withdrawals from the policy free of surrender charges based on certain limitations. In any one Policy Year, you may withdraw free of a surrender charge the greatest of (a) 10% of the Accumulation Value as of the last Policy Anniversary (10% of the premium payment if the withdrawal is made in the first Policy Year), less any prior Surrender Charge free withdrawals during the Policy Year; (b) the Accumulation Value less the accumulated premium payments; or (c) 10% of the Accumulation Value at the time of the withdrawal, less any prior Surrender Charge free withdrawals during the Policy Year. (See “CHARGES AND DEDUCTIONS—Surrender Charges” and “EXCEPTIONS TO SURRENDER CHARGES.”)

If you select the Investment Protection Plan (“IPP”) Rider, we will deduct a charge on the first Business Day of the next policy quarter following each policy quarter that the rider is in effect, based on the amount that is guaranteed. (See “OTHER CHARGES—Investment Protection Plan Rider Charge.”) In most jurisdictions, this charge will be deducted from each Investment Division, the DCA Advantage Account and the Fixed Account (if applicable), in proportion to its percentage of the Accumulation Value. If you selected this feature before February 15, 2010, the maximum annual charge is 1.00% of the amount that is guaranteed. The maximum annual charge for policyowners who select this feature on or after February 15, 2010 is 1.25% of the amount that is guaranteed. For IPP riders applied for and IPP Rider Resets on and after May 1, 2016, the current charge for the rider is 0.85% of the amount that is guaranteed, applied on a quarterly basis (0.2125% per quarter). This charge may change for future resets of the guaranteed amount. (See (“THE POLICIES – Riders – Investment Protection Plan Rider (optional)”). For IPP Riders applied for or IPP Rider Resets before May 1, 2016, the current charge for this rider remains at 0.65% of the amount that is guaranteed, applied on a quarterly basis (0.1625% per quarter). To the extent permitted by law, we will deduct a charge from your Accumulation Value if you cancel the Investment Protection Plan Rider. We call this charge a Rider Risk Charge Adjustment. (See “OTHER CHARGES—Rider Risk Charge Adjustment (optional).”) The maximum Rider Risk Charge Adjustment is 2.00% of the amount that is guaranteed under this rider. We set both of these charges at our sole discretion, subject to the stated maximums.

If you selected the Investment Protection Plan II Rider (“IPP II”), we will deduct a charge on the first Business Day of the next policy quarter following each policy quarter that the rider is in effect, based on the amount that is guaranteed. (See “OTHER CHARGES—Investment Protection Plan II Rider Charge.”) In most jurisdictions, this charge will be deducted from each Investment Division, the DCA Advantage Account and the Fixed Account (if available), in proportion to its percentage of the Accumulation Value. The maximum annual charge for IPP II is 1.50% of the amount that is guaranteed. For IPP II Rider Resets on and after May 1, 2016, the current charge for the rider is 0.85% of the amount that is guaranteed, applied on a quarterly basis (0.2125% per quarter). This charge may change for future resets of the guaranteed amount. (See (“THE POLICIES – Riders – Investment Protection Plan II Rider (optional)”). For IPP II Riders issued or IPP II Rider Resets before May 1, 2016, the current charge for IPP II remains at 0.65% of the amount that is guaranteed, applied on a quarterly basis (0.1625% per quarter). To the extent permitted by law, we will also deduct a Rider Risk Charge Adjustment if you cancel IPP II. (See “OTHER CHARGES—Rider Risk Charge Adjustment (optional).”) We set both of these charges at our sole discretion, subject to the stated maximums.

If you selected the Guaranteed Investment Protection Rider (“GIPR”) we will deduct a charge on the first Business Day of the next policy quarter following each policy quarter that the rider is in effect, based on the amount that is guaranteed. (See “OTHER CHARGES—Guaranteed Investment Protection Rider Charge (optional).”) In most jurisdictions, this charge will be deducted from each Investment Division, the DCA Advantage Account and the Fixed Account (if available), in proportion to its percentage of the Accumulation Value. The maximum annual charge for GIPR is 1.50% of the amount that is guaranteed. For GIPR Rider Resets on and after May 1, 2016, the current charge for the rider is 0.85% of the amount that is guaranteed, applied on a quarterly basis (0.2125% per quarter). This charge may change for future resets of the guaranteed amount. (See (“THE POLICIES – Riders – Guaranteed Investment Protection Rider (optional)”). For GIPR Riders issued or GIPR Rider Resets before May 1, 2016, the current charge for GIPR remains at 0.65% of the amount that is guaranteed, applied on a quarterly basis (0.1625% per quarter). To the extent permitted by law, we will also deduct a Rider Risk Charge Adjustment if you cancel GIPR. (See “OTHER CHARGES—Rider Risk Charge Adjustment (optional).”) The purpose of the Rider Risk Charge Adjustment is to help compensate us for financial losses that we may incur if the Guaranteed Investment Protection Rider is cancelled. We do not expect to profit from this charge. We set both of these charges at our sole discretion, subject to the stated maximums.

If you selected the Guaranteed Investment Protection Rider 2.0 (“GIPR 2.0”), we will deduct a charge on the first Business Day of the next policy quarter following each policy quarter that the rider is in effect, based on the amount that is guaranteed. (See “OTHER CHARGES—Guaranteed Investment Protection Rider 2.0 Charge (optional).”) In most jurisdictions, this charge will be deducted from each Investment Division and the DCA Advantage Account, in proportion to its percentage of the Accumulation Value. The maximum annual charge for GIPR 2.0 is 1.50% of the amount that is guaranteed. For GIPR 2.0 Rider Resets on and after May 1, 2016, the current charge ranges from 0.50% to 0.85% of the amount that is guaranteed, applied on a quarterly basis (0.125% to 0.2125% per quarter) depending on the rider term you select. This charge may change for future resets of the guaranteed amount. (See “THE POLICIES – Riders – Guaranteed Investment Protection Rider 2.0 (optional)”). For GIPR 2.0 Riders applied for or GIPR 2.0 Rider Resets before May 1, 2016, the current charge remains in a range from 0.30% to 0.65% of the amount that is guaranteed, applied on a quarterly basis (0.075% to 0.1625% per quarter), depending on the rider term you select. To the extent permitted by law, we will also deduct a Rider Risk Charge Adjustment if you cancel GIPR 2.0. (See “OTHER CHARGES—Rider Risk Charge Adjustment (optional).”) The purpose of the Rider Risk Charge Adjustment is to help compensate us for financial losses that we may incur if the Guaranteed Investment Protection Rider 2.0 is cancelled. We do not expect to profit from this charge. We set both of these charges at our sole discretion, subject to the stated maximums.

If you selected the Annual Death Benefit Reset Rider (“ADBR”) (available only at the time of application), we will deduct a charge each policy quarter that the rider is in effect based on the amount that is reset on the last Policy Anniversary. In most jurisdictions this charge will be deducted from each Investment Division, the DCA Advantage Account and the Fixed Account (if available), in proportion to its percentage of the Accumulation Value. The maximum annual charge is 1.00% of the amount that is reset on the last Policy Anniversary, applied on a quarterly basis. You should consult with your registered representative to determine the percentage we are currently charging before you select this rider. We may set a lower charge at our sole discretion.

As of the date of this Prospectus, the charges are as follows:

Age of Oldest Owner at Issue	Annual Charge
65 or younger	0.30% (0.075% per quarter)
66 to 75 inclusive	0.35% (0.0875% per quarter)

If you selected the Investment Protection Plan Rider/ Annual Death Benefit Reset Rider combination package (“IPP + ADBR”), we will deduct a reduced IPP and ADBR rider charge each policy quarter that the IPP + ADBR package is in effect. The maximum annual charge for the combination of the IPP and ADBR rider charges is 2.00%. With the IPP + ADBR package, the current ADBR Rider charge is 0.25% of the amount that is reset on the last policy anniversary, applied on a quarterly basis. With the IPP + ADBR package, the current IPP Rider charge is 0.60% of the amount that is guaranteed under the IPP Rider, applied on a quarterly basis, except in the case of IPP Rider Resets on and after May 1, 2016. With the IPP + ADBR package, if the IPP Rider is reset on and after May 1, 2016, the current IPP Rider charge is 0.80% of the amount that is guaranteed under the IPP Rider, applied on a quarterly basis. Please note that if the IPP Rider is cancelled, the charge for the ADBR Rider will revert to the current charge that is assessed for that rider, if purchased separately.

If you selected the Investment Protection Plan II/Annual Death Benefit Reset Rider combination package (“IPP II + ADBR”), we will deduct a reduced IPP II and ADBR rider charge each policy quarter that the IPP II + ADBR package is in effect. The maximum annual charge for the combination of the IPP II and ADBR rider charge is 2.00%. With the IPP II + ADBR package, the current ADBR Rider charge is 0.25% of the amount that is reset on the last policy anniversary, applied on a quarterly basis. With the IPP II + ADBR package, the current IPP II Rider charge is 0.60% of the amount that is guaranteed under the IPP II, applied on a quarterly basis, except in the case of IPP II Rider Resets on and after May 1, 2016. With the IPP II + ADBR package, if the IPP II Rider is reset on and after May 1, 2016, the current IPP II rider charge is 0.80% of the amount that is guaranteed under the IPP II Rider, applied on a quarterly basis. Please note that if IPP II is cancelled, the charge for the ADBR Rider will revert to the charge that is assessed for that rider, if purchased separately.

If you selected the Guaranteed Investment Protection Rider/Annual Death Benefit Reset Rider combination package (“GIPR + ADBR”), we will deduct a reduced GIPR and ADBR rider charge each policy quarter that the GIPR + ADBR package is in effect. The maximum annual charge for the combination of the GIPR and ADBR rider charges is 2.00%. With the GIPR + ADBR package, the current ADBR Rider charge is 0.25% of the amount that is reset on the last policy anniversary, applied on a quarterly basis. With the GIPR + ADBR package, the current GIPR Rider charge is 0.60% of the amount that is guaranteed under the GIPR, applied on a quarterly basis, except in the case of GIPR Rider Resets on and after May 1, 2016. With the GIPR+ADBR package, if the GIPR rider is reset on and after May 1, 2016, the current GIPR Rider charge is 0.80% of the amount that is guaranteed under the GIPR, applied on a quarterly basis. Please note that if GIPR is cancelled, the charge for the ADBR Rider will revert to the charge that is assessed for that rider, if purchased separately.

If you selected the Guaranteed Investment Protection Rider 2.0 /Annual Death Benefit Reset Rider combination package (“GIPR 2.0 + ADBR”), we will deduct a reduced GIPR 2.0 and ADBR rider charge each policy quarter that the GIPR 2.0 + ADBR package is in effect. The maximum annual charge for the combination of the GIPR 2.0 and ADBR rider is 2.00%. With the GIPR 2.0 + ADBR package, the current ADBR rider charge is 0.25% of the amount that is reset on the last policy anniversary, applied on a quarterly basis. With the GIPR 2.0 + ADBR package, the current GIPR 2.0 rider charge ranges from 0.25% to 0.60% of the amount that is guaranteed under the GIPR 2.0, applied on a quarterly basis, except in the case of GIPR 2.0 Rider Resets on and after May 1, 2016. With the GIPR 2.0 + ADBR package, if the GIPR 2.0 Rider is reset on and after May 1, 2016, the current GIPR Rider charges range from 0.45% to 0.80% of the amount that is guaranteed under the GIPR 2.0, applied on a quarterly basis. Please note that if GIPR 2.0 is cancelled, the charge for the ADBR Rider will revert to the charge that is assessed for that rider, if purchased separately.

If you selected the Enhanced Beneficiary Benefit (“EBB”) Rider (available only at the time of application), we will deduct a charge each policy quarter that the rider is in effect based on the Accumulation Value. We will deduct this charge beginning with the first policy quarter after the Policy Date. In most jurisdictions this charge will be deducted from each Allocation Option and from the DCA Advantage Account, if applicable, in proportion to its percentage of the Accumulation Value. The maximum annual charge is 1.00% of the policy’s Accumulation Value, applied on a quarterly basis. We may set a lower charge at our sole discretion. The current charge for the EBB Rider is 0.30% of the policy’s Accumulation Value, applied on a quarterly basis (0.075% per quarter). You should consult your registered representative to determine the percentage we are currently charging before you elect this Rider. The original percentage you are charged for the EBB Rider will not change once your policy is issued. NYLIAC may in the future, charge up to the maximum annual amount described above for new policies.

Finally, the value of the shares of each Fund reflects advisory fees, administration fees and other expenses deducted from the assets of each Fund. (See the Fund prospectuses which accompany this Prospectus.)

6. What are the minimum initial and maximum additional premium payments?

The minimum initial premium payment is $4,000 for Qualified Policies and $5,000 for Non-Qualified Policies. Additional premium payments must be at least $2,500 for Qualified Policies and $5,000 for Non-Qualified Policies or such lower amount as we may permit at any time. Subsequent premium payments must be sent to NYLIAC at one of the addresses listed in Question 18 of this Prospectus. We may agree to other methods of payment. The maximum aggregate amount of premium payments we accept without prior approval is set forth on the Policy Data Page. For Qualified Policies, you may not make premium payments in excess of the amount permitted by law for the plan.

In some states, NYLIAC is offering an individual single premium version of the New York Life Premier Plus Variable Annuity policy.

Acceptance of initial and subsequent premium payments is subject to our Suitability Standards.

7. How are premium payments allocated?

If in Good Order, we allocate the initial premium payment to the Allocation Options you have selected within two Business Days after receipt at the Cleveland or Dallas Service Center. Subsequent premium payments will be credited to your Policy at the close of the Business Day on which they were received by NYLIAC. (See “THE POLICIES—Policy Application and Premium Payments.”) We will apply the Premium Credit and/or Breakpoint Credit (if applicable) on your premium payment to the Allocation Option and/or the DCA Advantage Account at the same time that we allocate your premium payment.

You may raise or lower the percentages (which must be in whole numbers) of the premium payment you place in each Allocation Option at the time you make a premium payment. The minimum amount which you may place in any one Investment Division or the Fixed Account is $25, or such lower amount as we may permit. The minimum amount which you may place in the DCA Advantage Account is $5,000. We reserve the right to limit the amount of a premium payment that may be placed in any one Allocation Option and/or the DCA Advantage Account and the number of Allocation Options and the DCA Advantage Account inclusively to which you may allocate your Accumulation Value. Acceptance of initial and subsequent premium payments is subject to our Suitability Standards.

8. What happens if premium payments are not made?

If we do not receive any premium payments for a period of two years, and the Accumulation Value of your policy would provide Income Payments of less than $20 per month on the Annuity Commencement Date, we reserve the right to terminate your policy subject to applicable state laws. We will notify you of our intention to exercise this right and give you 90 days to make a premium payment. If we terminate your policy, we will pay you the Accumulation Value of your policy in one lump sum. For single premium polices, this is modified as indicated in Appendix 1 of this Prospectus.

9. Can I withdraw money from the policy before the Annuity Commencement Date?

You may make withdrawals from your policy before the Annuity Commencement Date. Your withdrawal request must be in Good Order before we will process it. Under most circumstances, you may make a minimum partial withdrawal of $500. Withdrawals may be subject to a surrender charge. In addition, you may have to pay income tax and a 10% penalty tax may apply if you are under age 59 1/2. (See “DISTRIBUTIONS UNDER THE POLICY” and “FEDERAL TAX MATTERS.”) Please note that certain withdrawal requests must be made in writing and sent to NYLIAC’s Variable Products Service Center. (See “DISTRIBUTIONS UNDER THE POLICY—Surrenders and Withdrawals—Partial Withdrawals and Periodic Partial Withdrawals.”)

10. How will NYLIAC make Income Payments on the Annuity Commencement Date?

We will make Income Payments on a fixed basis. We do not currently offer a variable Income Payment option. We will make payments under the Life Income – Guaranteed Period Payment Option over the life of the Annuitant with a guarantee of 10 years of payments, even if the Annuitant dies sooner. Income Payments will always be the same specified amount. (See “DISTRIBUTIONS UNDER THE POLICY—INCOME PAYMENTS.”) We may offer other options, at our discretion, where permitted by state law.

11. What happens if I die before the Annuity Commencement Date?

Unless amended by any rider attached to the policy, if you die before the Annuity Commencement Date, we will pay the Beneficiary(ies) under the policy an amount equal to the greater of:

(a)	the Accumulation Value, less any outstanding loan balance, less Premium Credit amounts applied within the 12 months immediately preceding the date of death, as of the day we receive a claim form in Good Order, or

(b)	the Adjusted Death Benefit Premium Payments.

If the Beneficiary is the spouse (as defined under Federal law) of the Annuitant and the owner, see Question 12 (Also see “DEATH BEFORE ANNUITY COMMENCEMENT” and “FEDERAL TAX MATTERS.”)

12. What happens if my spouse is the Beneficiary?

If you die before the Annuity Commencement Date, your spouse (as defined under Federal law) may continue the policy as the new Owner if he/she is also the sole primary Beneficiary of the policy (for Non-Qualified, IRA, Roth IRA, SIMPLE IRA and SEP policies only; TSA and Inherited IRA policies are excluded). If you are also the Annuitant, your spouse will also become the new Annuitant. If your spouse chooses to continue the policy, we will not pay the death benefit proceeds as a consequence of your death. If you elect the EBB Rider and the Enhanced Spousal Continuance (ESC) Rider applies, see the EBB and ESC Riders for details.

13. Can I return the policy after it is delivered?

You can cancel the policy within 10 days of delivery of the policy or such longer period as required under state law. To cancel your policy, you must return it to VPSC at one of the addresses listed in Question 16 of this Prospectus or to the registered representative through whom you purchased it, along with a written request for cancellation. Except where you are entitled by law to receive the total of premium payments less any prior partial withdrawals, we will promptly return the Accumulation Value calculated as of the Business Day that either the registered representative through whom you purchased the policy or VPSC receives the policy along with the written request for cancellation in Good Order less any Premium Credit(s), but without any deduction for premium taxes or a surrender charge. We will set forth this provision in your policy. (See “THE POLICIES—Your Right to Cancel (“Free Look”).”)

14. What about voting rights?

You can instruct NYLIAC how to vote shares of the Funds in which you have a voting interest through the Separate Account. (See “VOTING RIGHTS.”)

15. Are policy loans available?

If you have purchased an Accumulation Value based M&E Charge policy in connection with a Code Section 403(b) Tax-Sheltered Annuity (“TSA”) plan, you may be able to borrow some of your Accumulation Value subject to certain conditions. Loans are not available for policies issued in the State of New York. You may not borrow any portion of your Accumulation Value if you have purchased a Premium based M&E Charge policy in connection with a TSA plan. (See “LOANS.”)

16. Where do I send written service requests to the NYLIAC Variable Products Service Center?

Certain service requests, including but not limited to death benefit claims and surrenders, are required to be in writing. All written service requests must be sent to the NYLIAC Variable Products Service Center (“VPSC”) at one of the following addresses:

Regular Mail	NYLIAC Variable Products Service Center Madison Square Station P.O. Box 922 New York, NY 10159

Express Mail	NYLIAC Variable Products Service Center 51 Madison Avenue Room 251 New York, NY 10010

Death Claim forms may also be submitted to	New York Life P.O. Box 130539 Dallas, TX 75313-0539

Written service requests will be effective as of the Business Day they are received in Good Order at VPSC at one of the addresses listed immediately above.

Faxed and e-mailed requests are not currently acceptable, however, we reserve the right to accept them at our discretion. All NYLIAC requirements must be met in order for us to process your service requests. Please review all service request forms carefully and provide all required information that is applicable to the transaction. If your request is not in Good Order, we will not be able to process it. We will make every reasonable attempt to notify you in writing of this situation. It is important that you inform NYLIAC of an address change so that you can receive important policy statements.

17. How do I contact NYLIAC by Telephone or by the Internet?

a. By Telephone:

Certain service requests, including but not limited to obtaining current unit values and speaking to a customer representative, may be made by telephone. For telephonic requests, you must contact the NYLIAC Interactive Voice Response System (“IVR”) toll-free by calling: (800) 598-2019. (See “THE POLICIES — Online Service and Interactive Voice Response System.”)

b. By Internet:

Certain service requests, including but not limited to transferring assets between investment options and e-mailing your registered representative, may be made via the Internet. For Internet-based requests, you must contact the “My Account” on www.newyorklife.com and enter your user name and password. (See “THE POLICIES — Online Service and Interactive Voice Response System.”)

We make IVR and online services available at our discretion. In addition, availability of IVR and online services may be interrupted temporarily at certain times. We do not assume responsibility for any loss if service through IVR or online service should become unavailable. E-mail inquiries that are non-transactional may be sent through the “My Account” on www.newyorklife.com once they have passed all security protocols to identify the policyowner.

You may authorize us to accept electronic instructions from a registered representative or the registered service assistant assigned to your policy in order to make premium allocations, transfers, partial withdrawals and changes to your investment objective and/or risk tolerance. You may also authorize your registered representative or registered service assistant to revise your Automatic Asset Reallocation (AAR) arrangement. Your AAR will be cancelled if a premium allocation change or transfer is submitted on your behalf that is inconsistent with your current AAR arrangements. You may prevent this cancellation if a conforming AAR change is processed within one Business Day of the inconsistent premium allocation change or transfer.

To authorize the registered representative(s) or registered service assistants assigned to your policy to make premium allocations and transfers, you must send a completed Variable Product Electronic Trading Authorization Form to VPSC at one of the addresses listed in Question 16 of this Prospectus. We may revoke or deny Trading Authorization privileges for certain policyowners (See “Limits on Transfers”). Trading Authorization may be elected, changed or cancelled at any time. We will confirm all transactions in writing. Not all transactions are available on the Internet.

NYLIAC is not liable for any loss, cost or expense for action on instructions which are believed to be genuine in accordance with these procedures. As these parties act on your behalf, you are responsible for and bear the consequence of their instructions and other actions, including any limits on transfers. Transfer requests received after the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern Time, or received on a non-Business Day, will be priced as of the next Business Day.

18. Where do I send subsequent premium payments and loan repayments?

Subsequent premium payments and loan repayments should be sent to one of the following addresses:

Regular Mail	NYLIAC 75 Remittance Drive Suite 3021 Chicago, IL 60675-3021

Express Mail	NYLIAC, Suite 3021 c/o The Northern Trust Bank 350 North Orleans Street Receipt & Dispatch, 8th Floor Chicago, IL 60654

If in Good Order, subsequent premium payments and loan repayments will be credited as of the close of the Business Day on which they are received at one of the addresses noted in this Question 18. Please note that initial premium payments are those made in connection with the issuance of a policy and are processed in accordance with our procedures. (See “THE POLICIES — Policy Application and Premium Payments.”)

Acceptance of subsequent premium payments is subject to our Suitability Standards.

FINANCIAL STATEMENTS

The consolidated balance sheet of NYLIAC as of December 31, 2016 and 2015, and the consolidated statements of income, of stockholder’s equity and of cash flows for each of the three years in the period ended December 31, 2016 (including the report of the independent registered public accounting firm) and each Separate Account’s statement of assets and liabilities as of December 31, 2016, and the statements of operations and of changes in net assets and the financial highlights for each of the periods indicated in the Financial Statements (including the report of the independent registered public accounting firm) are included in the SAI. The independent registered public accounting firm is PricewaterhouseCoopers LLP.

CONDENSED FINANCIAL INFORMATION

The following Accumulation Unit values and the number of Accumulation Units outstanding for each Investment Division for the fiscal years ended December 31 presented below are derived from the financial statements audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The policies were first offered on July 27, 2009. Therefore, values and units shown for 2009 are for the period from July 27, 2009 to December 31, 2009. You should read this information in conjunction with the Separate Account’s audited financial statements and related notes that are included in the Statement of Additional Information.

For Accumulation Value based M&E Charge policies:

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
(Accumulation unit value in dollars and number of accumulation units in thousands)
MainStay VP Absolute Return Multi-Strategy – Service Class
2016	8.61	8.46	1,835
2015	9.52	8.61	1,956
2014	11.02	9.52	1,979
2013(c)	10.00	11.02	1,110

MainStay VP Balanced – Service Class
2016	16.46	17.80	954
2015	17.22	16.46	914
2014	15.83	17.22	829
2013	13.24	15.83	663
2012	12.01	13.24	419
2011	11.91	12.01	247
2010	10.68	11.91	109
2009	10.00	10.68	7

MainStay VP Bond – Service Class
2016	11.46	11.64	1,299
2015	11.65	11.46	1,279
2014	11.22	11.65	1,297
2013	11.65	11.22	1,274
2012	11.34	11.65	1,522
2011	10.78	11.34	1,012
2010	10.19	10.78	588
2009	10.00	10.19	71

MainStay VP Common Stock – Service Class
2016	20.05	21.47	190
2015	20.26	20.05	177
2014	18.03	20.26	246
2013	13.54	18.03	94
2012	11.83	13.54	51
2011	11.87	11.83	26
2010	10.74	11.87	13
2009	10.00	10.74	3

MainStay VP Conservative Allocation – Service Class
2016	14.01	14.62	3,660
2015	14.48	14.01	3,944
2014	14.15	14.48	3,701
2013	12.76	14.15	3,257
2012	11.75	12.76	2,514
2011	11.63	11.75	1,742
2010	10.58	11.63	737
2009	10.00	10.58	155

MainStay VP Convertible – Service Class
2016	16.69	18.35	1,043
2015	17.24	16.69	1,176
2014	16.27	17.24	1,161
2013	13.23	16.27	1,024
2012	12.35	13.23	815
2011	13.22	12.35	708
2010	11.43	13.22	398
2009	10.00	11.43	73

MainStay VP Cornerstone Growth – Service Class

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
2016	17.63	17.37	120
2015	17.52	17.63	129
2014	16.41	17.52	131
2013	13.41	16.41	100
2012	11.89	13.41	77
2011	12.28	11.89	26
2010	11.16	12.28	20
2009	10.00	11.16	3

MainStay VP Cushing Renaissance Advantage – Service Class
2016	7.43	9.39	70
2015(e)	10.00	7.43	8

MainStay VP Eagle Small Cap Growth – Initial Class
2016	12.47	13.49	162
2015	12.79	12.47	200
2014	12.69	12.79	229
2013	9.85	12.69	247
2012(b)	10.00	9.85	283

MainStay VP Eagle Small Cap Growth – Service Class
2016	11.34	12.24	133
2015	11.66	11.34	250
2014	11.60	11.66	163
2013(c)	10.00	11.60	36

MainStay VP Emerging Markets Equity – Service Class
2016	6.56	6.83	480
2015	7.98	6.56	528
2014	9.23	7.98	479
2013	9.95	9.23	387
2012(b)	10.00	9.95	316

MainStay VP Epoch U.S. Equity Yield – Service Class
2016	17.64	18.15	878
2015	18.68	17.64	1,025
2014	17.49	18.68	969
2013	13.68	17.49	808
2012	12.06	13.68	589
2011	12.48	12.06	470
2010	10.76	12.48	307
2009	10.00	10.76	65

MainStay VP Epoch U.S. Small Cap – Service Class
2016	19.17	21.85	288
2015	20.32	19.17	269
2014	19.43	20.32	254
2013	14.36	19.43	215
2012	12.98	14.36	118
2011	13.60	12.98	64
2010	11.08	13.60	45
2009	10.00	11.08	11

MainStay VP Floating Rate – Service Class
2016	11.52	12.26	2,517
2015	11.70	11.52	2,585
2014	11.82	11.70	2,565
2013	11.53	11.82	2,280
2012	10.97	11.53	1,424
2011	10.94	10.97	1,085
2010	10.31	10.94	560
2009	10.00	10.31	74

MainStay VP Government – Service Class
2016	10.67	10.58	833
2015	10.82	10.67	765
2014	10.54	10.82	776
2013	11.01	10.54	778
2012	10.79	11.01	828
2011	10.38	10.79	563
2010	10.04	10.38	344
2009	10.00	10.04	27

MainStay VP Growth Allocation – Service Class

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
2016	16.84	17.78	1,077
2015	17.72	16.84	1,107
2014	17.22	17.72	816
2013	13.41	17.22	399
2012	11.84	13.41	206
2011	12.39	11.84	200
2010	10.98	12.39	145
2009	10.00	10.98	37

MainStay VP High Yield Corporate Bond – Service Class
2016	14.13	16.11	8,839
2015	14.63	14.13	8,833
2014	14.65	14.63	9,609
2013	14.00	14.65	9,039
2012	12.58	14.00	7,017
2011	12.07	12.58	4,216
2010	10.92	12.07	2,406
2009	10.00	10.92	387

MainStay VP Income Builder – Service Class
2016	16.48	17.67	1,015
2015	17.40	16.48	991
2014	16.41	17.40	931
2013	14.13	16.41	635
2012	12.52	14.13	270
2011	12.25	12.52	137
2010	10.88	12.25	74
2009	10.00	10.88	6

MainStay VP International Equity – Service Class
2016	12.30	11.47	586
2015	11.80	12.30	723
2014	12.35	11.80	718
2013	10.94	12.35	547
2012	9.33	10.94	385
2011	11.33	9.33	349
2010	11.00	11.33	222
2009	10.00	11.00	51

MainStay VP Janus Balanced – Initial Class
2016	13.02	13.40	208
2015	13.14	13.02	219
2014	12.29	13.14	239
2013	10.40	12.29	250
2012(b)	10.00	10.40	272

MainStay VP Janus Balanced – Service Class
2016	12.89	13.24	2,109
2015	13.05	12.89	2,300
2014	12.23	13.05	2,098
2013	10.38	12.23	1,850
2012(b)	10.00	10.38	1,490

MainStay VP Large Cap Growth – Service Class
2016	21.22	20.34	921
2015	20.36	21.22	1,022
2014	18.76	20.36	847
2013	14.01	18.76	722
2012	12.62	14.01	548
2011	12.90	12.62	364
2010	11.32	12.90	207
2009	10.00	11.32	48

MainStay VP MFS® Utilities – Service Class
2016	11.75	12.85	3,539
2015	13.99	11.75	3,833
2014	12.65	13.99	3,649
2013	10.72	12.65	2,762
2012(b)	10.00	10.72	1,674

MainStay VP Mid Cap Core – Service Class
2016	22.64	24.70	466
2015	23.96	22.64	491

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
2014	21.35	23.96	505
2013	15.30	21.35	359
2012	13.27	15.30	169
2011	13.94	13.27	125
2010	11.49	13.94	70
2009	10.00	11.49	16

MainStay VP Moderate Allocation – Service Class
2016	15.11	15.77	3,343
2015	15.65	15.11	3,523
2014	15.25	15.65	3,096
2013	13.04	15.25	2,578
2012	11.81	13.04	2,116
2011	11.92	11.81	1,487
2010	10.74	11.92	689
2009	10.00	10.74	94

MainStay VP Moderate Growth Allocation – Service Class
2016	16.18	17.07	4,925
2015	16.88	16.18	5,136
2014	16.45	16.88	4,981
2013	13.32	16.45	4,149
2012	11.84	13.32	3,170
2011	12.21	11.84	2,082
2010	10.89	12.21	974
2009	10.00	10.89	74

MainStay VP PIMCO Real Return – Service Class
2016	8.95	9.25	1,710
2015	9.35	8.95	1,881
2014	9.29	9.35	2,027
2013	10.41	9.29	2,170
2012(b)	10.00	10.41	2,246

MainStay VP S&P 500 Index – Service Class
2016	20.38	22.32	969
2015	20.54	20.38	888
2014	18.47	20.54	715
2013	14.26	18.47	461
2012	12.57	14.26	250
2011	12.57	12.57	161
2010	11.17	12.57	64
2009	10.00	11.17	14

MainStay VP Small Cap Core – Service Class
2016(f)	10.00	11.77	400

MainStay VP T. Rowe Price Equity Income – Service Class
2016	13.12	15.30	703
2015	14.35	13.12	727
2014	13.57	14.35	692
2013	10.61	13.57	558
2012(b)	10.00	10.61	375

MainStay VP U.S. Government Money Market – Initial Class
2016	9.00	8.85	1,830
2015	9.15	9.00	2,221
2014	9.30	9.15	2,101
2013	9.45	9.30	1,557
2012	9.61	9.45	1,425
2011	9.77	9.61	1,206
2010	9.93	9.77	425
2009	10.00	9.93	39

MainStay VP Unconstrained Bond – Service Class
2016	10.65	11.23	3,473
2015	11.12	10.65	4,443
2014	11.12	11.12	2,993
2013	10.88	11.12	1,557
2012	9.74	10.88	630
2011(a)	10.00	9.74	130

MainStay VP VanEck Global Hard Assets – Initial Class
2016	5.15	7.25	1,231

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
2015	7.80	5.15	1,243
2014	9.77	7.80	1,115
2013	8.95	9.77	1,011
2012(b)	10.00	8.95	962

American Funds IS® Global Small Capitalization Fund – Class 4
2016	9.19	9.20	43
2015(e)	10.00	9.19	17

American Funds IS® New World Fund® – Class 4
2016	8.70	8.99	287
2015	9.15	8.70	284
2014(d)	10.00	9.15	106

BlackRock® Global Allocation V.I. Fund – Class III
2016	10.60	10.83	2,290
2015	10.89	10.60	2,597
2014	10.86	10.89	2,764
2013	9.65	10.86	2,459
2012	8.92	9.65	1,745
2011(a)	10.00	8.92	517

BlackRock® High Yield V.I. Fund – Class III
2016	9.28	10.31	454
2015	9.81	9.28	344
2014(d)	10.00	9.81	152

Columbia Variable Portfolio – Commodity Strategy Fund – Class 2
2016	7.53	8.32	20
2015(e)	10.00	7.53	20

Columbia Variable Portfolio – Emerging Markets Bond Fund – Class 2
2016	9.40	10.27	35
2015(e)	10.00	9.40	1

Columbia Variable Portfolio – Small Cap Value Fund – Class 2
2016	16.40	21.41	187
2015	17.80	16.40	154
2014	17.56	17.80	165
2013	13.32	17.56	139
2012	12.17	13.32	97
2011	13.18	12.17	62
2010	10.59	13.18	30
2009	10.00	10.59	3

Deutsche Alternative Asset Allocation VIP – Class B
2016(f)	10.00	10.02	11

Dreyfus IP Technology Growth Portfolio – Service Shares
2016	21.75	22.34	325
2015	20.88	21.75	372
2014	19.92	20.88	287
2013	15.28	19.92	222
2012	13.47	15.28	179
2011	14.89	13.47	133
2010	11.68	14.89	96
2009	10.00	11.68	19

Fidelity® VIP Contrafund® Portfolio – Service Class 2
2016	19.64	20.81	1,913
2015	19.88	19.64	1,936
2014	18.11	19.88	1,600
2013	14.06	18.11	967
2012	12.30	14.06	597
2011	12.87	12.30	427
2010	11.19	12.87	254
2009	10.00	11.19	50

Fidelity® VIP Equity-Income Portfolio – Service Class 2
2016	17.79	20.59	464
2015	18.88	17.79	439
2014	17.70	18.88	453
2013	14.07	17.70	323
2012	12.22	14.07	210
2011	12.35	12.22	163
2010	10.92	12.35	109

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
2009	10.00	10.92	28
Fidelity® VIP Growth Opportunities Portfolio – Service Class 2
2016	11.66	11.47	87
2015	11.25	11.66	304
2014(d)	10.00	11.25	17

Fidelity® VIP Mid Cap Portfolio – Service Class 2
2016	18.78	20.68	502
2015	19.41	18.78	502
2014	18.61	19.41	489
2013	13.92	18.61	452
2012	12.36	13.92	411
2011	14.09	12.36	367
2010	11.14	14.09	227
2009	10.00	11.14	39

Invesco V.I. American Value Fund – Series II Shares
2016	11.30	12.81	232
2015	12.67	11.30	107
2014	11.77	12.67	108
2013(c)	10.00	11.77	18

Invesco V.I. International Growth Fund – Series II Shares
2016	9.25	9.04	385
2015	9.66	9.25	356
2014(d)	10.00	9.66	131

Janus Aspen Global Research Portfolio – Service Shares
2016	15.53	15.56	167
2015	16.20	15.53	213
2014	15.37	16.20	188
2013	12.20	15.37	169
2012	10.35	12.20	97
2011	12.23	10.35	61
2010	10.76	12.23	45
2009	10.00	10.76	12

MFS® Investors Trust Series – Service Class
2016	16.82	17.92	166
2015	17.11	16.82	157
2014	15.71	17.11	91
2013	12.13	15.71	50
2012	10.37	12.13	10
2011	10.81	10.37	3
2010	9.91	10.81	3
2009	10.00	9.91	0

MFS® Research Series – Service Class
2016	19.85	21.18	145
2015	20.07	19.85	64
2014	18.56	20.07	61
2013	14.30	18.56	42
2012	12.43	14.30	18
2011	12.73	12.43	9
2010	11.19	12.73	2
2009	10.00	11.19	0

Morgan Stanley VIF U.S. Real Estate Portfolio – Class II
2016	11.43	11.98	329
2015	11.40	11.43	321
2014	8.96	11.40	231
2013(c)	10.00	8.96	74

Neuberger Berman AMT Mid Cap Growth Portfolio – Class S
2016	21.10	21.62	306
2015	21.24	21.10	483
2014	20.12	21.24	302
2013	15.46	20.12	218
2012	14.02	15.46	156
2011	14.22	14.02	73
2010	11.23	14.22	46
2009	10.00	11.23	14

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged) – Advisor Class
2016	10.47	10.96	996
2015	10.62	10.47	933
2014(d)	10.00	10.62	414

PIMCO VIT Low Duration Portfolio – Advisor Class
2016(f)	10.00	9.95	55

PIMCO VIT Total Return Portfolio – Advisor Class
2016	9.98	10.08	1,023
2015	10.12	9.98	924
2014(d)	10.00	10.12	369

Victory VIF Diversified Stock Fund – Class A Shares
2016	17.37	17.75	40
2015	18.22	17.37	41
2014	16.81	18.22	37
2013	12.76	16.81	22
2012	11.16	12.76	21
2011	12.17	11.16	19
2010	11.02	12.17	13
2009	10.00	11.02	2

(a)	For the period May 1, 2011 (commencement of operations in the Separate Account) through December 31, 2011.
(b)	For the period February 17, 2012 (commencement of operations in the Separate Account) through December 31, 2012.
(c)	For the period May 1, 2013 (commencement of operations in the Separate Account) through December 31, 2013.
(d)	For the period May 1, 2014 (commencement of operations in the Separate Account) through December 31, 2014.
(e)	For the period May 1, 2015 (commencement of operations in the Separate Account) through December 31, 2015.
(f)	For the Period May 1, 2016 (commencement of operations in the Separate Account) through December 31, 2016.

For Premium based M&E Charge Policies:

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
(Accumulation unit value in dollars and number of accumulation units in thousands)
MainStay VP Absolute Return Multi-Strategy – Service Class
2016	9.00	8.99	17,390
2015	9.79	9.00	18,459
2014	11.14	9.79	17,625
2013(c)	10.00	11.14	7,608

MainStay VP Balanced – Service Class
2016	18.48	20.33	7,596
2015	19.02	18.48	7,711
2014	17.20	19.02	6,704
2013	14.15	17.20	5,370
2012	12.63	14.15	3,483
2011	12.31	12.63	2,271
2010	10.86	12.31	943
2009	10.00	10.86	62

MainStay VP Bond – Service Class
2016	12.76	13.17	8,766
2015	12.76	12.76	8,612
2014	12.09	12.76	8,523
2013	12.34	12.09	8,149
2012	11.82	12.34	8,229
2011	11.05	11.82	5,253
2010	10.27	11.05	2,894
2009	10.00	10.27	384

MainStay VP Common Stock – Service Class
2016	22.93	24.96	2,310
2015	22.79	22.93	2,126
2014	19.95	22.79	1,554
2013	14.74	19.95	651
2012	12.66	14.74	284
2011	12.50	12.66	164
2010	11.13	12.50	105
2009	10.00	11.13	35

MainStay VP Conservative Allocation – Service Class
2016	15.53	16.48	18,331
2015	15.79	15.53	20,162
2014	15.18	15.79	19,954
2013	13.46	15.18	18,068
2012	12.19	13.46	13,788
2011	11.88	12.19	8,323
2010	10.63	11.88	3,346
2009	10.00	10.63	453

MainStay VP Convertible – Service Class
2016	18.57	20.76	7,829
2015	18.87	18.57	8,458
2014	17.52	18.87	7,254
2013	14.01	17.52	5,811
2012	12.87	14.01	4,127
2011	13.54	12.87	3,733
2010	11.52	13.54	2,275
2009	10.00	11.52	392

MainStay VP Cornerstone Growth – Service Class
2016	19.78	19.81	669
2015	19.33	19.78	743
2014	17.81	19.33	604
2013	14.32	17.81	554
2012	12.49	14.32	378
2011	12.69	12.49	201
2010	11.34	12.69	122
2009	10.00	11.34	17

MainStay VP Cushing Renaissance Advantage – Service Class
2016	7.51	9.65	657

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
2015(e)	10.00	7.51	184

MainStay VP Eagle Small Cap Growth – Initial Class
2016	13.29	14.62	818
2015	13.41	13.29	989
2014	13.08	13.41	1,188
2013	10.00	13.08	1,375
2012(b)	10.00	10.00	1,722

MainStay VP Eagle Small Cap Growth – Service Class
2016	11.85	13.00	931
2015	11.99	11.85	1,143
2014	11.72	11.99	564
2013(c)	10.00	11.72	187

MainStay VP Emerging Markets Equity – Service Class
2016	6.99	7.41	4,936
2015	8.36	6.99	5,358
2014	9.52	8.36	5,323
2013	10.10	9.52	4,102
2012(b)	10.00	10.10	3,784

MainStay VP Epoch U.S. Equity Yield – Service Class
2016	20.22	21.15	6,102
2015	21.06	20.22	6,761
2014	19.39	21.06	6,708
2013	14.92	19.39	5,306
2012	12.94	14.92	3,647
2011	13.17	12.94	3,108
2010	11.17	13.17	1,946
2009	10.00	11.17	365

MainStay VP Epoch U.S. Small Cap – Service Class
2016	21.48	24.89	2,081
2015	22.39	21.48	2,306
2014	21.06	22.39	2,135
2013	15.31	21.06	1,699
2012	13.61	15.31	811
2011	14.03	13.61	486
2010	11.25	14.03	341
2009	10.00	11.25	77

MainStay VP Floating Rate – Service Class
2016	12.88	13.93	14,305
2015	12.86	12.88	15,329
2014	12.78	12.86	15,356
2013	12.27	12.78	12,474
2012	11.48	12.27	8,231
2011	11.26	11.48	5,344
2010	10.44	11.26	2,910
2009	10.00	10.44	555

MainStay VP Government – Service Class
2016	11.92	12.02	4,394
2015	11.89	11.92	4,022
2014	11.40	11.89	3,781
2013	11.71	11.40	3,644
2012	11.29	11.71	4,298
2011	10.68	11.29	2,669
2010	10.17	10.68	1,515
2009	10.00	10.17	252

MainStay VP Growth Allocation – Service Class
2016	18.70	20.07	13,661
2015	19.35	18.70	14,402
2014	18.50	19.35	9,869
2013	14.17	18.50	3,975
2012	12.30	14.17	2,160
2011	12.67	12.30	1,933
2010	11.04	12.67	1,289
2009	10.00	11.04	216

MainStay VP High Yield Corporate Bond – Service Class
2016	15.81	18.33	46,644

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
2015	16.10	15.81	50,200
2014	15.86	16.10	48,956
2013	14.91	15.86	41,359
2012	13.18	14.91	31,147
2011	12.43	13.18	17,329
2010	11.06	12.43	8,564
2009	10.00	11.06	1,682

MainStay VP Income Builder – Service Class
2016	18.45	20.11	7,118
2015	19.16	18.45	6,965
2014	17.77	19.16	6,052
2013	15.05	17.77	4,018
2012	13.12	15.05	1,564
2011	12.63	13.12	564
2010	11.03	12.63	187
2009	10.00	11.03	51

MainStay VP International Equity – Service Class
2016	13.65	12.94	4,831
2015	12.89	13.65	5,248
2014	13.27	12.89	5,202
2013	11.55	13.27	3,811
2012	9.69	11.55	2,844
2011	11.57	9.69	2,646
2010	11.06	11.57	1,671
2009	10.00	11.06	347

MainStay VP Janus Balanced – Initial Class
2016	13.87	14.53	1,222
2015	13.78	13.87	1,388
2014	12.68	13.78	1,531
2013	10.55	12.68	1,704
2012(b)	10.00	10.55	1,885

MainStay VP Janus Balanced – Service Class
2016	13.74	14.35	16,903
2015	13.68	13.74	17,290
2014	12.62	13.68	16,082
2013	10.53	12.62	14,631
2012(b)	10.00	10.53	11,228

MainStay VP Large Cap Growth – Service Class
2016	23.87	23.27	6,108
2015	22.54	23.87	6,420
2014	20.42	22.54	5,313
2013	15.00	20.42	4,279
2012	13.30	15.00	3,259
2011	13.37	13.30	2,245
2010	11.53	13.37	1,380
2009	10.00	11.53	250

MainStay VP MFS® Utilities – Service Class
2016	12.53	13.93	26,997
2015	14.67	12.53	30,131
2014	13.05	14.67	27,861
2013	10.87	13.05	19,591
2012(b)	10.00	10.87	10,209

MainStay VP Mid Cap Core – Service Class
2016	24.64	27.32	3,918
2015	25.64	24.64	4,234
2014	22.48	25.64	4,165
2013	15.85	22.48	2,886
2012	13.52	15.85	1,397
2011	13.97	13.52	1,034
2010	11.33	13.97	579
2009	10.00	11.33	115

MainStay VP Moderate Allocation – Service Class
2016	16.77	17.80	24,732
2015	17.09	16.77	26,413
2014	16.37	17.09	25,938

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
2013	13.78	16.37	23,767
2012	12.27	13.78	18,836
2011	12.18	12.27	13,036
2010	10.80	12.18	5,897
2009	10.00	10.80	569

MainStay VP Moderate Growth Allocation – Service Class
2016	18.51	19.86	45,771
2015	19.01	18.51	49,465
2014	18.22	19.01	47,673
2013	14.50	18.22	41,132
2012	12.68	14.50	32,612
2011	12.87	12.68	22,018
2010	11.28	12.87	8,355
2009	10.00	11.28	800

MainStay VP PIMCO Real Return – Service Class
2016	9.54	10.02	11,936
2015	9.80	9.54	12,937
2014	9.58	9.80	14,568
2013	10.56	9.58	15,509
2012(b)	10.00	10.56	15,792

MainStay VP S&P 500 Index – Service Class
2016	22.55	25.11	6,421
2015	22.36	22.55	5,602
2014	19.78	22.36	4,251
2013	15.02	19.78	2,483
2012	13.02	15.02	1,199
2011	12.81	13.02	783
2010	11.20	12.81	463
2009	10.00	11.20	73

MainStay VP Small Cap Core – Service Class
2016(f)	10.00	11.89	3,652

MainStay VP T. Rowe Price Equity Income – Service Class
2016	13.99	16.58	4,240
2015	15.04	13.99	4,334
2014	14.00	15.04	4,023
2013	10.76	14.00	3,025
2012(b)	10.00	10.76	1,874

MainStay VP U.S. Government Money Market – Initial Class
2016	10.01	10.01	16,837
2015	10.01	10.01	15,996
2014	10.01	10.01	10,483
2013	10.00	10.01	10,333
2012	10.00	10.00	10,000
2011	10.00	10.00	7,744
2010	10.00	10.00	2,659
2009	10.00	10.00	725

MainStay VP Unconstrained Bond – Service Class
2016	11.51	12.34	27,576
2015	11.82	11.51	29,394
2014	11.63	11.82	22,578
2013	11.19	11.63	9,822
2012	9.85	11.19	4,002
2011(a)	10.00	9.85	998

MainStay VP VanEck Global Hard Assets – Initial Class
2016	5.48	7.86	9,980
2015	8.18	5.48	10,752
2014	10.08	8.18	9,394
2013	9.08	10.08	8,019
2012(b)	10.00	9.08	7,711

American Funds IS® Global Small Capitalization Fund – Class 4
2016	9.29	9.46	194
2015(e)	10.00	9.29	173

American Funds IS® New World Fund® – Class 4
2016	8.94	9.39	3,227
2015	9.25	8.94	3,192

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
2014(d)	10.00	9.25	1,137

BlackRock® Global Allocation V.I. Fund – Class III
2016	11.45	11.89	25,582
2015	11.57	11.45	28,104
2014	11.35	11.57	29,719
2013	9.92	11.35	27,094
2012	9.02	9.92	18,939
2011(a)	10.00	9.02	5,287

BlackRock® High Yield V.I. Fund – Class III
2016	9.54	10.77	4,134
2015	9.92	9.54	3,785
2014(d)	10.00	9.92	1,629

Columbia Variable Portfolio – Commodity Strategy Fund – Class 2
2016	7.61	8.55	180
2015(e)	10.00	7.61	62

Columbia Variable Portfolio – Emerging Markets Bond Fund – Class 2
2016	9.50	10.55	539
2015(e)	10.00	9.50	105

Columbia Variable Portfolio – Small Cap Value Fund – Class 2
2016	18.78	24.93	1,507
2015	20.05	18.78	1,488
2014	19.46	20.05	1,551
2013	14.52	19.46	1,270
2012	13.05	14.52	756
2011	13.90	13.05	480
2010	10.99	13.90	291
2009	10.00	10.99	39

Deutsche Alternative Asset Allocation VIP – Class B
2016(f)	10.00	10.13	296

Dreyfus IP Technology Growth Portfolio – Service Shares
2016	24.21	25.27	2,499
2015	22.85	24.21	2,555
2014	21.44	22.85	2,106
2013	16.19	21.44	1,740
2012	14.03	16.19	1,595
2011	15.26	14.03	1,188
2010	11.77	15.26	612
2009	10.00	11.77	135

Fidelity® VIP Contrafund® Portfolio – Service Class 2
2016	22.25	23.97	13,846
2015	22.16	22.25	15,206
2014	19.84	22.16	11,423
2013	15.15	19.84	6,028
2012	13.05	15.15	3,372
2011	13.42	13.05	2,621
2010	11.48	13.42	1,745
2009	10.00	11.48	316

Fidelity® VIP Equity-Income Portfolio – Service Class 2
2016	19.86	23.38	2,002
2015	20.74	19.86	2,063
2014	19.12	20.74	2,060
2013	14.96	19.12	1,706
2012	12.78	14.96	981
2011	12.70	12.78	660
2010	11.05	12.70	428
2009	10.00	11.05	99

Fidelity® VIP Growth Opportunities Portfolio – Service Class 2
2016	11.98	11.99	1,429
2015	11.37	11.98	1,824
2014(d)	10.00	11.37	221

Fidelity® VIP Mid Cap Portfolio – Service Class 2
2016	21.20	23.73	3,688
2015	21.55	21.20	4,028
2014	20.33	21.55	4,105

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
2013	14.96	20.33	3,618
2012	13.06	14.96	3,222
2011	14.65	13.06	2,809
2010	11.39	14.65	1,720
2009	10.00	11.39	272

Invesco V.I. American Value Fund – Series II Shares
2016	11.81	13.60	1,430
2015	13.03	11.81	1,644
2014	11.90	13.03	1,276
2013(c)	10.00	11.90	487

Invesco V.I. International Growth Fund – Series II Shares
2016	9.51	9.45	4,287
2015	9.77	9.51	3,917
2014(d)	10.00	9.77	1,400

Janus Aspen Global Research Portfolio – Service Shares
2016	17.46	17.78	1,563
2015	17.91	17.46	1,863
2014	16.71	17.91	1,846
2013	13.05	16.71	1,526
2012	10.89	13.05	834
2011	12.66	10.89	509
2010	10.96	12.66	426
2009	10.00	10.96	131

MFS® Investors Trust Series – Service Class
2016	20.90	22.63	1,655
2015	20.90	20.90	1,625
2014	18.88	20.90	763
2013	14.33	18.88	256
2012	12.06	14.33	156
2011	12.36	12.06	82
2010	11.15	12.36	66
2009	10.00	11.15	13

MFS® Research Series – Service Class
2016	21.87	23.72	677
2015	21.75	21.87	691
2014	19.79	21.75	586
2013	14.99	19.79	424
2012	12.82	14.99	175
2011	12.91	12.82	84
2010	11.17	12.91	57
2009	10.00	11.17	7

Morgan Stanley VIF U.S. Real Estate Portfolio – Class II
2016	11.94	12.73	4,153
2015	11.72	11.94	3,861
2014	9.06	11.72	3,066
2013(c)	10.00	9.06	845

Neuberger Berman AMT Mid Cap Growth Portfolio – Class S
2016	23.61	24.59	2,712
2015	22.38	23.61	3,189
2014	21.78	23.38	1,903
2013	16.47	21.78	1,435
2012	14.69	16.47	989
2011	14.65	14.69	385
2010	11.38	14.65	140
2009	10.00	11.38	14

PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged) – Advisor Class
2016	10.76	11.45	9,515
2015	10.74	10.76	8,871
2014(d)	10.00	10.74	2,903

PIMCO VIT Low Duration Portfolio – Advisor Class
2016(f)	10.00	10.06	619

PIMCO VIT Total Return Portfolio – Advisor Class
2016	10.26	10.53	9,379
2015	10.23	10.26	8,155
2014(d)	10.00	10.23	2,760

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
Victory VIF Diversified Stock Fund – Class A Shares
2016	19.18	19.93	320
2015	19.80	19.18	374
2014	17.96	19.80	400
2013	13.41	17.96	300
2012	11.54	13.41	183
2011	12.38	11.54	128
2010	11.02	12.38	93
2009	10.00	11.02	12

(a)	For the period May 1, 2011 (commencement of operations in the Separate Account) through December 31, 2011.
(b)	For the period February 17, 2012 (commencement of operations in the Separate Account) through December 31, 2012.
(c)	For the period May 1, 2013 (commencement of operations in the Separate Account) through December 31, 2013.
(d)	For the period May 1, 2014 (commencement of operations in the Separate Account) through December 31, 2014.
(e)	For the period May 1, 2015 (commencement of operations in the Separate Account) through December 31, 2015.
(f)	For the Period May 1, 2016 (commencement of operations in the Separate Account) through December 31, 2016.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

AND THE SEPARATE ACCOUNT

New York Life Insurance and Annuity Corporation

New York Life Insurance and Annuity Corporation (“NYLIAC”) is a stock life insurance company incorporated in Delaware in 1980. NYLIAC is licensed to sell life, accident and health insurance and annuities in the District of Columbia and all states. In addition to the policies described in this Prospectus, NYLIAC offers life insurance policies and other annuities.

NYLIAC is a wholly-owned subsidiary of New York Life Insurance Company, a mutual life insurance company doing business in New York since 1845. NYLIAC held assets of $152.6 billion at the end of 2016. New York Life Insurance Company has invested in NYLIAC, and will occasionally make additional contributions to NYLIAC in order to maintain capital and surplus in accordance with state requirements. The obligations under the policies are obligations of NYLIAC.

The Separate Account

Separate Account-III was established on November 30, 1994 and Separate Account-IV was established on June 10, 2003, pursuant to resolutions of the NYLIAC Board of Directors. The Separate Accounts are registered as unit investment trusts with the Securities and Exchange Commission under the Investment Company Act of 1940. This registration does not signify that the Securities and Exchange Commission supervises the management, or the investment practices or policies, of the Separate Accounts.

Although the assets of the Separate Accounts belong to NYLIAC, these assets are held separately from our other assets. The Separate Accounts’ assets are not chargeable with liabilities incurred in any of NYLIAC’s other business operations (except to the extent that assets in the Separate Accounts exceed the reserves and other liabilities of that Separate Account). The income, capital gains and capital losses incurred on the assets of the Separate Accounts are credited to or charged against the assets of the Separate Accounts without regard to the income, capital gains or capital losses arising out of any other business NYLIAC may conduct. Therefore, the investment performance of the Separate Accounts is entirely independent of the investment performance of the Fixed Account, the DCA Advantage Account and any other separate account of NYLIAC.

Separate Account-III currently has 83 Investment Divisions, some of which may not be available under your policy. Separate Account IV has 60 Investment Divisions, some of which may not be available under your policy. The available Investment Divisions are listed on the first and second page of this Prospectus. Premium payments allocated to the Investment Divisions are invested solely in the corresponding Eligible Portfolios of the relevant Fund.

The Portfolios

The assets of each Eligible Portfolio are separate from the others and each such Portfolio has different investment objectives and policies. As a result, each Eligible Portfolio operates as a separate investment fund and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio. You can make or lose money in any of the Investment Divisions. Portfolios described in this Prospectus are different from portfolios that may have similar names but are available directly to the general public. The funds available directly to the general public may have the same adviser, same name, same investment objectives and policies, and substantially similar portfolio securities, but the investment performance may not be the same.

We offer no assurance that any of the Eligible Portfolios will attain their respective stated objectives.

The Funds also make their shares available to certain other separate accounts funding variable life insurance policies offered by NYLIAC. This is called “mixed funding.” The Funds also may make their shares available to separate accounts of insurance companies unaffiliated with NYLIAC. This is called “shared funding.” Although we do not anticipate any inherent difficulties arising from mixed and shared funding, it is theoretically possible that, due to differences in tax treatment or other considerations, the interests of owners of various policies participating in a certain Fund might at some time be in conflict. The Board of Directors/Trustees of each Fund, each Fund’s investment advisers, and NYLIAC are required to monitor events to identify any material conflicts that arise from the use of the Funds for mixed and shared funding. For more information about the risks of mixed and shared funding, please refer to the relevant Fund prospectus.

The Funds and Eligible Portfolios offered through this product are selected by NYLIAC based on several criteria, including asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. An affiliate of NYLIAC manages the Mainstay VP Funds Trust and that was a factor in its selection. Another factor that NYLIAC considers during the selection process is whether the Fund or Eligible Portfolio or an affiliate of the Fund will compensate NYLIAC for providing administrative, marketing, and support services that would otherwise be provided by the Fund, the Fund’s investment adviser, or its distributor.

We receive payments or compensation from the Funds or their investment advisers, or from other service providers of the Funds (who may be affiliates of NYLIAC) in connection with administration, distribution, and other services we provide with respect to the Eligible Portfolios and their availability through the policies. These payments may be derived, in whole or in part, from the advisory fee charged by the Fund and deducted from Fund assets and/or from “Rule 12b-1” fees charged by the Fund and deducted from Fund assets. These payments are also a factor in our selection of Funds and Eligible Portfolios. NYLIAC may use these payments for any corporate purpose, including payment of expenses that NYLIAC and/or its affiliates incur in promoting, marketing, and administering the policies, and in its role as an intermediary of the Funds. Policyowners, through their indirect investment in the Funds, bear the costs of these advisory and 12b-1 fees.

The amounts we receive may be substantial, may vary by Eligible Portfolio, and may depend on how much policy value is invested in the particular Eligible Portfolio or Fund. NYLIAC and its affiliates may profit from these payments. Currently, we receive payments or revenue under various arrangements in amounts ranging from 0.15% to 0.35% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. We also receive compensation under various distribution services arrangements in amounts ranging from 0.05% to 0.25% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. The compensation that your registered representative receives remains the same regardless of which Investment Divisions you choose or the particular arrangements applicable to those Investment Divisions.

Asset Allocation Models

The Asset Allocation Models are available at no extra charge. You can select only one Asset Allocation Model at a time.

Each Asset Allocation Model specifies percentage allocations among various Investment Divisions available through your policy. If you wish to allocate your Accumulation Value to an Asset Allocation Model, you may do so by notifying us in writing at one of the addresses listed in Question 16 of this Prospectus.

The Asset Allocation Models are static, but gains and/or losses from the Funds in a model will cause the model’s original percentages to shift. If you have selected the Guaranteed Investment Protection Rider or the Guaranteed Investment Protection Rider 2.0 (“GIPR” or “GIPR 2.0”), your allocations to an Asset Allocation Model will be rebalanced quarterly to reflect the model’s original percentages. If you have not selected GIPR or GIPR 2.0, you may rebalance your allocation(s) to an Asset Allocation Model to reflect the model’s original percentages by notifying us in writing at one of the addresses listed in Question 16 of this Prospectus.

The available Asset Allocation Models may change from time to time. We may create new Asset Allocation Models with asset allocations or Investment Divisions that vary from those of existing Asset Allocation Models. We will provide written notice if we offer new Asset Allocation Models, if there is a material change in our arrangement with NYLIM regarding the Asset Allocation Model program, or if we terminate our Asset Allocation Model program. We will not reallocate your Accumulation Value, or change your premium allocation instructions, in response to these changes. However, the Investment Divisions and allocation percentages for your model could change due to events such as mergers, substitutions, liquidations or closures. We will notify you in writing of any such events.

You can get information about new or updated Asset Allocation Models, or about Asset Allocation Models that are no longer available for new investment, by contacting your registered representative. You should consult your registered representative periodically to consider whether any Asset Allocation Model you have selected is still appropriate for you. If you wish to remove funds from your current Asset Allocation Model and/or allocate funds to a currently offered Asset Allocation Model, subject to investment restrictions for maintaining the Investment Protection Plan Rider, the Investment Protection Plan II Rider, GIPR or GIPR 2.0, if applicable, you may do so by notifying us in writing at one of the addresses listed in Question 16 of this Prospectus.

The currently offered Asset Allocation Models are available to all policyholders. Any previously offered Asset Allocation Models are available only to those policyholders who allocated to those Asset Allocation Models when they were offered. You can select only one Asset Allocation Model at a time. If you transfer out of an Asset Allocation Model that is no longer offered, you will not be able to transfer back into that Asset Allocation Model. Transfers into or out of an Asset Allocation Model count as one transfer and are subject to the conditions and restrictions listed in “THE POLICIES”.

You may change your allocation to a particular Asset Allocation Model at any time and reallocate your Accumulation Value to other Investment Divisions or another available Asset Allocation Model, subject to investment restrictions for maintaining the Investment Protection Plan Rider, the Investment Protection Plan II Rider, GIPR or GIPR 2.0, if applicable. For example, if you have allocated to an Asset Allocation Model and you later decide you prefer different percentage allocations among the Investment Divisions than those specified by the Asset Allocation Model, you will need to transfer out of that Asset Allocation Model and allocate your Accumulation Value to those Investment Divisions in the percentages you want. (See “THE POLICIES – Transfers”.) If you then want your Accumulation Value to remain at the new percentages you selected, you should ensure that the AAR feature is in effect and accurately reflects your choice of investment percentages for each Investment Division. (See “THE POLICIES – Automatic Asset Reallocation”.) You may also have amounts held in the DCA Advantage Account or under the Interest Sweep option allocated to an Asset Allocation Model.

We have no discretionary authority or control over your investment decisions. The Asset Allocation Models are comprised of then available Investment Divisions and do not include the Fixed Account. We make available educational information and materials (e.g., risk tolerance questionnaire, and Fund prospectuses) that can help you select an Asset Allocation Model, but we do not recommend any particular Asset Allocation Model or otherwise provide advice as to what Asset Allocation Model may be appropriate for you. Consequently, you are responsible for your decision to allocate your Accumulation Value to an Asset Allocation Model, and to select the Asset Allocation Model that is best for you.

Asset allocation does not guarantee that your Accumulation Value will increase or protect against losses in a declining market. Tools used to assess your risk tolerance, such as the Investor Profile, may not be accurate and could be less effective if your circumstances change over time. We reserve the right to terminate or change the asset allocation program at any time. As noted above, if the program is terminated or changed, we will not reallocate your Accumulation Value. If you want to reallocate your Accumulation Value, you will need to send us a transfer request to one of the addresses in Question 16, by telephone, or through “My Account” at www.newyorklife.com. (See “THE POLICIES – Transfers”.)

An Asset Allocation Model may not perform as intended. Hence, it may not achieve its investment objective or reduce volatility. When considering an Asset Allocation Model for your situation, you should consider your other assets, income and investments in addition to this policy. An Asset Allocation Model may perform better or worse than any single investment option or any other combination of investment options. Asset Allocation does not guarantee that your Accumulation Value will increase, or protect against losses. In addition, the timing of your investment and any rebalancing may affect performance.

Because returns from each Investment Division in the Asset Allocation Models will vary, over time the percentage of your policy’s Accumulation Value that is allocated to each Investment Division in the Asset Allocation Model you select may not remain at the initial percentages. To keep your Accumulation Value at these initial percentages in line with your current investment objective, consider choosing the Automatic Asset Reallocation option. (See “THE POLICIES- Automatic Asset Reallocation”.)

Rebalancing or periodic updating of Asset Allocation Models can cause the Eligible Portfolios underlying in the Investment Divisions that make up a model to need to raise cash for money flowing out of the Funds or vice versa. In order to raise cash, those Funds may need to sell assets at prices lower than otherwise expected, which can hurt Fund share prices. Moreover, large outflows of money from the Funds may increase the expenses attributable to the assets remaining in the Funds. These transactions and expenses can adversely affect the performance of the relevant Funds and of the Asset Allocation Models. In addition, these inflows and outflows may cause a Fund to hold a large portion of its assets in cash, which could detract from the achievement of the Fund’s investment objective, particularly in periods of rising market prices. For additional information regarding the risks of investing in a particular Fund, see that Fund’s prospectus.

Conflicts of Interest

New York Life Investment Management LLC (“New York Life Investments”), an affiliate of NYLIAC and the Investment Adviser to the MainStay VP Funds Trust, designed the Asset Allocation Models. While the Asset Allocation Models are designed to offer you a convenient way to make allocation decisions, you should be aware that New York Life Investments is subject to competing interests that may have influenced its decision-making with regard to the composition of the Asset Allocation Models. For example, because New York Life Investments receives fees for advising the MainStay VP Funds Trust, it benefits from including a relatively high percentage of these Investment Divisions in the Asset Allocation Models. MainStay VP Investment Divisions also predominate in the Asset Allocation Models because they represent the majority of Investment Divisions offered with the policy and are prevalent among the low- and moderate-risk

Investment Divisions that make up the Asset Allocation Models. New York Life Investments also did not include certain non-proprietary Investment Divisions in the Asset Allocation Models because their investment profile (e.g., sector-specific concentration or shifting asset composition) was determined to be incompatible with the risk and return profile of the Asset Allocation Models. As Investment Divisions may have been included in an Asset Allocation Model based on asset class exposure, they may have also been selected over Investment Divisions with better past investment performance or lower fees.

As noted above, we receive payments or compensation from the Funds or their Investment Advisers, or from other service providers of the Funds (who may be affiliates of NYLIAC) in connection with administration, distribution and other services that we provide with respect to the Eligible Portfolios and their availability through the policies. The amount of this revenue and how it is computed varies by Fund, may be significant, and may create conflicts of interest in the design of the Asset Allocation Models.

The Eligible Portfolios of the relevant Funds, along with their investment advisers, are listed in the following table:

FUND	INVESTMENT ADVISERS	ELIGIBLE PORTFOLIOS
MainStay VP Funds Trust	New York Life Investment Management LLC	MainStay VP Conservative Allocation MainStay VP Growth Allocation MainStay VP Moderate Allocation MainStay VP Moderate Growth Allocation

	Subadviser: New York Life Investors LLC (“NYL Investors”)	MainStay VP Bond MainStay VP Floating Rate MainStay VP Indexed Bond MainStay VP U.S. Government Money Market

	Subadvisers: Candriam France S.A.S., Cornerstone Capital Management Holdings (“Cornerstone”), Cushing Asset Management (“Cushing”), and MacKay Shields LLC (“MacKay”)	MainStay VP Absolute Return Multi-Strategy

	Subadvisers: Cornerstone and NYL Investors	MainStay VP Balanced

	Subadviser: Cornerstone	MainStay VP Common Stock MainStay VP Cornerstone Growth MainStay VP International Equity MainStay VP Mid Cap Core MainStay VP S&P 500 Index MainStay VP Small Cap Core

	Subadviser: Cushing	MainStay VP Cushing Renaissance Advantage

	Subadvisers: Candriam Belgium and Cornerstone	MainStay VP Emerging Markets Equity

	Subadviser: Eagle Asset Management, Inc.	MainStay VP Eagle Small Cap Growth*

	Subadviser: Epoch Investment Partners, Inc. (“Epoch”)	MainStay VP Epoch U.S. Equity Yield MainStay VP Epoch U.S. Small Cap

	Subadviser: Janus Capital Management LLC	MainStay VP Janus Balanced*

	Subadviser: Massachusetts Financial Services Company (“MFS”)	MainStay VP MFS® Utilities

	Subadviser: Pacific Investment Management Company LLC	MainStay VP PIMCO Real Return

	Subadviser: T. Rowe Price Associates, Inc.	MainStay VP T. Rowe Price Equity Income

	Subadviser: Van Eck Associates Corporation	MainStay VP VanEck Global Hard Assets

	Subadviser: MacKay	MainStay VP Convertible MainStay VP Government MainStay VP High Yield Corporate Bond MainStay VP Unconstrained Bond

	Subadviser: Winslow Capital Management, Inc.	MainStay VP Large Cap Growth

	Subadvisers: Epoch and MacKay	MainStay VP Income Builder

FUND	INVESTMENT ADVISERS	ELIGIBLE PORTFOLIOS
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	Invesco Advisers, Inc.	Invesco V.I. American Value Fund Invesco V.I. International Growth Fund

American Funds Insurance Series®	Capital Research and Management Company (“CRMC”)	American Funds IS® Global Small Capitalization Fund American Funds IS® New World Fund®

BlackRock® Variable Series Funds, Inc.	BlackRock Advisors, LLC	BlackRock® Global Allocation V.I. Fund BlackRock® High Yield V.I. Fund

Legg Mason Partners Variable Equity Trust	Legg Mason Partners Fund Advisor, LLC Subadviser: ClearBridge Investments, LLC	ClearBridge Variable Appreciation Portfolio

Columbia Funds Variable Series Trust II Columbia Funds Variable Insurance	Columbia Management Investment Advisers, LLC Commodity Strategy Subadviser: Threadneedle International Limited	Columbia Variable Portfolio — Commodity Strategy Fund Columbia Variable Portfolio — Emerging Markets Bond Fund Columbia Variable Portfolio — Small Cap Value Fund

Deutsche Variable Series II	Deutsche Investment Management Americas Inc. Subadviser: RREEF America LLC	Deutsche Alternative Asset Allocation VIP

Dreyfus Investment Portfolios	The Dreyfus Corporation	Dreyfus IP Technology Growth Portfolio

Fidelity® Variable Insurance Products Fund	Fidelity Management and Research Company (“FMR”) Subadvisers: FMR Co., Inc. (“FMRC”) and other investment advisers	Fidelity® VIP Contrafund® Portfolio Fidelity® VIP Equity-Income Portfolio Fidelity® VIP Growth Opportunities Portfolio Fidelity® VIP Mid Cap Portfolio

Janus Aspen Series	Janus Capital Management LLC	Janus Aspen Global Research Portfolio

MFS® Variable Insurance Trust MFS® Variable Insurance Trust II	Massachusetts Financial Services Company (“MFS”)	MFS® Investors Trust Series MFS® Research Series MFS® International Value Portfolio

Morgan Stanley Variable Insurance Fund, Inc.	Morgan Stanley Investment Management Inc.	Morgan Stanley VIF U.S. Real Estate Portfolio

Neuberger Berman Advisers Management Trust	Neuberger Berman Investment Advisers LLC	Neuberger Berman AMT Mid Cap Growth Portfolio

PIMCO Variable Insurance Trust	Pacific Investment Management Company LLC (“PIMCO”)	PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged) PIMCO VIT Low Duration Portfolio PIMCO VIT Total Return Portfolio

Victory Variable Insurance Funds	Victory Capital Management Inc.	Victory VIF Diversified Stock Fund

*	New allocations to the MainStay VP Eagle Small Cap Growth – Initial Class or MainStay VP Janus Balanced – Initial Class Investment Divisions will not be accepted from policyowners who were not invested in the MainStay VP Eagle Small Cap Growth – Initial Class or MainStay VP Janus Balanced – Initial Class Investment Division on February 17, 2012. For existing policyowners, if you remove all of your Accumulation Value from the MainStay VP Eagle Small Cap Growth – Initial Class or MainStay VP Janus Balanced – Initial Class Investment Divisions on or after February 17, 2012, you will not be able to reinvest in these Investment Divisions.

Please refer to the accompanying prospectuses of the respective Funds for a complete description of the Funds, the investment advisers, the sub-advisers, and the Portfolios. The Funds’ prospectuses should be read carefully before any decision is made concerning the allocation of premium payments to an Investment Division corresponding to a particular Eligible Portfolio.

NYLIAC does not provide investment advice and does not recommend or endorse any particular Eligible Portfolio or Portfolios. NYLIAC is not responsible for choosing the Investment Divisions or the amounts allocated to each. You are responsible for determining that these decisions are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Decisions regarding investment allocations should be carefully considered. You bear the risk of any decline in the value of your policy resulting from the performance of the Portfolios you have chosen.

You should consult with your registered representative to determine which combination of investment options is most appropriate for you, and periodically review your choices.

Certain portfolios, generally referred to as “funds of funds” or “master-feeder arrangements,” may invest all or substantially all of their assets in portfolios of other funds. In such cases, you will indirectly pay fees and expenses at both portfolio levels, which would reduce your investment return.

Hedging strategies may be employed by certain portfolios to attempt to provide downside protection during sharp downward movements in equity markets. The cost of these strategies could limit the upside participation of the portfolio in rising equity markets relative to other portfolios.

So-called “alternative” investment strategies may also be used by certain portfolios, which may involve non-traditional asset classes. These alternative investment strategies may be riskier than more traditional investment strategies and may involve leverage or use complex hedging techniques, such as options and derivatives. These may offer potential diversification benefits beyond traditional investment strategies.

Investment selections should be based on a thorough investigation of all of the information regarding the Eligible Portfolios that are available to you, including each Fund’s prospectus, statement of additional information, and annual and semi-annual reports. Other sources, such as the Fund’s website or newspapers and financial and other magazines, provide more current information, including information about any regulatory actions or investigations relating to a Fund or Eligible Portfolio. After you select Investment Divisions or an Asset Allocation Model for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

Money Market Fund Fees and Gates

The SEC has adopted rules that provide that all money market funds can impose liquidity fees and/or suspend redemptions under certain circumstances. The liquidity fees can be up to 2% of the amount redeemed, and the suspensions of redemptions (redemption “gates”) can last for ten (10) business days. Money market funds can impose these fees and gates (which could be applied to all policy transfers, surrenders, withdrawals and benefit payments from that portfolio) based on the liquidity of the fund’s assets and other factors.

All types of money market funds have the ability to impose these fees and gates, but government money market funds (that invest at least 99.5% of their assets in cash, U.S. government securities and/or repurchase agreements that are secured by cash or government securities) are less likely to impose fees and gates. Nevertheless, there remains a possibility that a government money market fund such as the MainStay VP U.S. Government Money Market Portfolio could impose such fees and gates, which could be applied to all policy transfers, surrenders, withdrawals and benefit payments from the portfolio.

Additions, Deletions, or Substitutions of Investments

NYLIAC retains the right, subject to any applicable law, to make additions to, deletions from, or substitutions for, the Eligible Portfolio shares held by any Investment Division. NYLIAC reserves the right to eliminate the shares of any of the Eligible Portfolios and to substitute shares of another portfolio of a Fund, or of another registered open-end management investment company. We may do this if the shares of the Eligible Portfolios are no longer available for investment or if we believe investment in any Eligible Portfolio would become inappropriate in view of the purposes of the Separate Account, which is to serve as the funding vehicle for the Policy and certain other variable annuity policies issued by NYLIAC. An investment in an Eligible Portfolio could become inappropriate if, for example, that Eligible Portfolio performs poorly, undergoes a significant management change, or changes its investment objective or investment policies such that they are no longer consistent with the purposes of the policies funded by the Separate Account.

To the extent required by law, we will not make substitutions of shares attributable to your interest in an Investment Division until you have been notified of the change. This does not prevent the Separate Account from purchasing other securities for other series or classes of policies, or from processing a conversion between series or classes of policies on the basis of requests made by policyowners.

We may establish new Investment Divisions when we determine, in our sole discretion, that marketing, tax, investment, or other conditions so warrant. We will make any new Investment Divisions available to existing policyowners on a basis we determine. We may also eliminate one or more Investment Divisions, if we determine, in our sole discretion, that marketing, tax, investment, or other conditions warrant. Please note that any such changes could affect the performance of the Asset Allocation Models.

In the event of any substitution or change, NYLIAC may, by appropriate endorsement, change the policies to reflect such substitution or change. We also reserve the right to: (a) operate the Separate Account as a management company under the Investment Company Act of 1940, (b) deregister it under such Act in the event such registration is no longer required, (c) combine it with one or more other separate accounts, and (d) restrict or eliminate the voting rights of persons having voting rights as to the Separate Account as permitted by law.

Reinvestment

We automatically reinvest all dividends and capital gain distributions from Eligible Portfolios in shares of the distributing Portfolio at their net asset value on the payable date.

THE POLICIES

This is a flexible premium policy, which means additional premium payments can be made. The policy is issued on the lives of individual Annuitants. For single premium policies, this section is modified as indicated in Appendix 1 of this Prospectus.

The policies are variable. This means that the Accumulation Value will fluctuate based on the investment experience of the Investment Divisions or Asset Allocation Model you select, as well as the interest credited on the Fixed Account Accumulation Value and the DCA Advantage Account Accumulation Value. NYLIAC does not guarantee the investment performance of the Separate Account or of the Eligible Portfolios. You bear the entire investment risk with respect to amounts allocated to the Investment Divisions of the Separate Account or an Asset Allocation Model. We offer no assurance that the investment objectives of the Investment Divisions or an Asset Allocation Model will be achieved. Accordingly, amounts allocated to the Investment Divisions of the Separate Account or an Asset Allocation Model are subject to the risks inherent in the securities markets and, specifically, to price fluctuations in the Eligible Portfolios’ investments.

As the Owner of the policy, you have the right to (a) change a revocable Beneficiary, (b) name a new Owner (on Non-Qualified Policies only), (c) receive Income Payments, (d) name a Payee to receive Income Payments, and (e) transfer funds among the Investment Divisions. You cannot lose these rights. However, all rights of ownership cease upon your death.

The current policyowner of a Non-Qualified Policy has the right to transfer ownership to another person(s) or entity. To transfer ownership, the policyowner must complete our approved “Transfer of Ownership” form in effect at the time of the request. This change will take effect as of the date you signed the form, subject to any payment we made or other action we took before recording the change. Federal law requires all financial institutions to obtain, verify, and record information that identifies each person or entity that becomes the owner of an existing policy. This means the new policyowner(s) will be required to provide their name, address, date of birth, and other identifying information. To complete a transfer of ownership, the new policyowner(s) will also be required to submit financial and suitability information.

Certain provisions of the policies may be different than the general description in this Prospectus, and certain riders and options may not be available, because of legal requirements or restrictions in your state. See your policy for specific variations because any such state variations will be included in your policy or in riders or endorsements attached to your policy. We have noted particular state variations where applicable throughout this prospectus. You can also see your registered representative or contact us for specific information that may be applicable to your state.

Selecting the Variable Annuity That’s Right for You

In addition to the policies described in this Prospectus, we offer other variable annuities, each having different features, fees, and charges. Your registered representative can help you decide which is best for you based on your individual circumstances, time horizon, and policy feature preferences.

The availability of optional policy features may increase the cost of the policy. Therefore, when selecting a policy, you should consider what policy features you plan to use within your variable annuity. You should also consider the different surrender charge period associated with each policy in light of the length of time you plan to hold your policy (i.e., your time horizon). If you intend to make multiple contributions to your policy over time, you may want to consider a surrender charge period that is based on the Policy Date. If you intend to make a single contribution or limited contributions over time, you may want to consider a policy with a surrender charge period that is based on each premium payment. In addition to the surrender charges, you should also evaluate the available policy features and the different fees associated with each of the features and of the policy.

You should consider the investment objectives, risks, charges and expenses of an investment carefully before investing. Both the product and underlying fund prospectuses contain this and other information about the variable annuities and underlying investment options. Your registered representative can provide you with prospectuses for one or more of these variable annuities and the underlying funds. Please read the prospectuses carefully before investing.

Qualified and Non-Qualified Policies

We designed the policies primarily for the accumulation of retirement savings, and to provide income at a future date. We issue both Qualified and Non-Qualified Policies. Both types of policies offer tax-deferred accumulation. Non-Qualified Policies provide for retirement income other than through a tax-qualified plan. Qualified Policies are for use with any one of the tax-qualified plans listed below.

(1)	TSAs purchased by employees of certain tax-exempt organizations and certain state-supported educational institutions, in each case in accordance with the employer’s plan document and/or applicable tax requirements (see FEDERAL TAX MATTERS—Qualified Policies—Important Information Regarding Final Code Section 403 (b) Regulations). We will no longer be accepting contributions for policies issued in connection with ERISA 403(b) plans;

(2)	Section 408 or 408A Individual Retirement Annuities (IRAs), including: Roth IRAs, Inherited IRAs, SEP and SIMPLE IRAs.

Please see “FEDERAL TAX MATTERS” for a detailed description of these plans.

If you are considering the purchase of a Qualified Policy or a Non-Qualified Policy to fund another type of tax-qualified retirement plan, such as a plan qualifying under Section 401(a) of the Code, you should be aware that this policy will fund a retirement plan that already provides tax deferral under the Code. Therefore, the tax deferral of the annuity does not provide additional benefits. However, this annuity is designed to provide certain payment guarantees and features other than tax deferral, some of which may not be available in other investments. There are fees and charges in an annuity that may not be included in other types of investments. These additional features and benefits include:

•	A guaranteed death benefit, as explained in this Prospectus.

•	The option for you to receive a guaranteed stream of Income Payments for life after you have owned the policy for one year.

•	A Fixed Account (if available) that features a guaranteed fixed interest rate.

•	An optional Interest Sweep feature that automatically transfers interest earned on monies in the Fixed Account to Investment Divisions offered under the policy.

•	The flexibility to easily transfer money among Investment Divisions in the annuity managed by different investment managers and to have your investment mix automatically rebalanced periodically.

These features are explained in detail in this Prospectus. You should purchase this annuity with tax-qualified money because of the additional features the annuity provides and not for the tax deferral to which the tax-qualified plan is already entitled. You should consult with your tax or legal adviser to determine if the policy is suitable for your tax qualified plan.

Policy Application and Premium Payments

To purchase a policy, you must complete an application. The application is sent by your registered representative to NYLIAC’s Cleveland or Dallas Service Center with your initial premium payment. (Initial premium payments received in connection with 1035 exchanges, rollovers and TSAs must be sent to either the Cleveland or Dallas Service Center, or one of the addresses noted in Question 18 of this Prospectus.) If the application is in Good Order, we will credit the initial premium payment to the Allocation Options you have selected within two Business Days after receipt at the Cleveland or

Dallas Service Center. (Or, in the case of initial premium payments received in connection with 1035 exchanges, rollovers and TSAs, at the Cleveland or Dallas Service Centers or at one of the addresses noted in Question 18 of this Prospectus.) If we cannot credit the initial premium payment within five Business Days after we receive it because the application is not in Good Order, we will contact you and explain the reason for the delay. Unless you consent to NYLIAC’s retaining the initial premium payment and crediting it as soon as the necessary requirements are fulfilled, we will refund the initial premium payment immediately; however, if you paid the initial premium by check, we can delay that refund payment until your check has cleared.

Acceptance of applications is subject to NYLIAC’s rules. We reserve the right to reject any application or initial premium payment. Generally, only one policyowner is named. If we issue a jointly owned policy, ownership rights and privileges under the policy must be exercised jointly and benefits under the policy will be paid upon the death of any joint owner. Acceptance of initial premium payments is subject to our Suitability Standards.

You may allocate premium payments in up to 18 of the Investment Divisions, some of which may not be available under your policy, one of the available Asset Allocation Models, as well as the DCA Advantage Account and the Fixed Account (if available) you have chosen immediately. If in Good Order, we will credit subsequent premium payments to the policy at the close of the Business Day on which they are received by NYLIAC. Moreover, you may increase or decrease the percentages of the premium payments (which must be in whole number percentages) allocated to each Allocation Option or the DCA Advantage Account at the time a premium payment is made.

Unless we permit otherwise, the minimum initial premium payment is $4,000 for Qualified Policies and $5,000 for Non-Qualified Policies. You may make additional premium payments of at least $2,500 for Qualified Policies and $5,000 for Non-Qualified Policies, or such lower amount as we may permit at any time. Additional premium payments can be made until 12 months after you reach age 75.The currently available methods of payment are direct payments to NYLIAC or any other method agreed to by us. The maximum aggregate amount of premium payments we accept is $1,000,000 without prior approval. NYLIAC reserves the right to limit the dollar amount of any premium payment. You must allocate a minimum of $5,000 to the DCA Advantage Account.

For Qualified Policies, you may not make premium payments in any Policy Year that exceed the amount permitted by the plan or applicable law.

Acceptance of subsequent premium payments is subject to our Suitability Standards.

Tax-Free Section 1035 Exchanges

Subject to certain restrictions, you can make a tax-free exchange under Section 1035 of the Code of all or a portion of one annuity contract, or all of a life insurance policy for an annuity contract. Section 1035 also provides that an annuity contract may be exchanged in a tax-free transaction for a long-term care insurance policy. Before making an exchange, you should compare both contracts carefully. Remember that if you exchange a life insurance policy or annuity contract for the Contract described in this Prospectus:

•	you might have to pay a withdrawal charge on your previous contract,

•	there will be a new withdrawal charge period for this Contract,

•	other charges under this Contract may be higher (or lower),

•	the benefits may be different,

•	you will no longer have access to any benefits from your previous contract (or the benefits may be different), and

•	access to your cash value following a partial exchange may be subject to tax-related limitations.

If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax, including a 10% federal penalty tax, on the exchange. You should not exchange an existing life insurance policy or another annuity contract for this Contract unless you determine that the exchange is in your best interest. New York Life may accept electronically transmitted instructions from your registered representative or from another insurance carrier for the purpose of effecting a 1035 exchange. If you contemplate such an exchange, you should consult a tax advisor to discuss the potential tax effects of such a transaction.

Payments Returned for Insufficient Funds

If your premium payment is returned for insufficient funds, we reserve the right to reverse the Investment Options chosen and charge you a $20 fee for each returned payment. In addition, the Fund may also redeem shares to cover any losses it incurs as result of a returned payment. If a payment is returned for insufficient funds for two consecutive periods, the privileges to pay by check or electronically will be suspended until VPSC receives a written request to reinstate it in Good Order at one of the addresses noted in Question 16 of this Prospectus, and we agree.

Premium Credit

We will apply a Premium Credit to your Accumulation Value at the time of each premium payment. The Premium Credit is calculated as a percentage of each premium payment. The percentage will depend on the Premium Credit Rate schedule then in effect, and will never be less than 2.00%. The Premium Credit Rate applicable to a premium payment varies, depending on the total amount of premium payments received under the policy (“Total Accumulated Premiums”). Withdrawals will not reduce Total Accumulated Premiums. In addition, if we receive more than one premium payment within 180 days of the Policy Date, we will adjust the Premium Credits applied to such payments using the Premium Credit Rate applicable to the later payment(s) made during that period. We will apply any additional Premium Credit amounts resulting from such adjustments as of the date we receive the later premium payment (for single premium policies, “Premium Credit” is modified in Appendix 1 of this Prospectus).

As of the date of this Prospectus, the Premium Credit Rate schedule is as follows:

Total Accumulated Premiums		Credit Rate
at least	less than
$4,000	$100,000	2.75%
$100,000	$500,000	3.00%
$500,000*	unlimited	4.00%

*	Total Accumulated Premiums in excess of the amount set forth on the Policy Data Page are subject to prior approval. (See “POLICY APPLICATION AND PREMIUM PAYMENTS.”)

You may qualify for the 4% Premium Credit Rate even if your initial premium payment is less than $500,000, if you and up to four of your immediate family members purchase a New York Life Premier Plus Variable Annuity policy at the same time and the aggregate premium paid on all of the policies is at least $1,000,000. In order to aggregate premiums among immediate family members, you must, before purchasing the policy, inform your registered representative that you have policies that can be aggregated. NYLIAC reserves the right to reject any request for aggregation of policies.

With notice to you, in our sole discretion, we may change both the Premium Credit Rates and the Total Accumulated Premium ranges applicable to future premium payments under your policy. Subsequent premium payments will receive the Premium Credit Rate then in effect for the applicable range. In setting the Premium Credit Rates and associated ranges, NYLIAC will consider fixed and variable expenses incurred in policy issue, servicing and maintenance, the average length of time that policies issued remain in force along with the mortality experience of those policies, and NYLIAC’s competitive position in the marketplace.

We will deduct the amount of the Premium Credit from the amount returned to you if you cancel your policy. (See “YOUR RIGHT TO CANCEL (“FREE LOOK”).”) We may also deduct from the death benefit proceeds any Premium Credit applied within the 12 months immediately preceding the date of death of the Owner. (See “DEATH BEFORE ANNUITY COMMENCEMENT.”)

Premium Credits are allocated to the same Allocation Options based on the same percentages used to allocate your premium payments. We do not consider Premium Credits to be premium payments for purposes of any discussion in this prospectus. Premium Credits are also not considered to be your investment in the policy for tax purposes.

Fees and charges for a policy with a Premium Credit may be higher than those for other policies. For example, we use a portion of the surrender charge and Mortality and Expense Risk and Administrative Costs charge to help recover the cost of providing the Premium Credit under the policy. (See “CHARGES AND DEDUCTIONS” and “SELECTING THE VARIABLE ANNUITY THAT’S RIGHT FOR YOU.”) Over time, the amount of the Premium Credit may be more than offset by those higher charges. We expect to make a profit from those charges.

There may be circumstances in which the purchase of a New York Life Premier Plus Variable Annuity is less advantageous than the purchase of another New York Life variable annuity which might have lower fees but no Premium Credit. This may be the case, for example, if you intend to make fewer and/or smaller premium payments into the policy, or if you anticipate retaining the policy for a significant time beyond the surrender charge period. Under certain circumstances (such as a period of poor market performance), the fees and charges associated with the Premium Credit may exceed the sum of the Premium Credit and any related earnings. You should consider this possibility before purchasing the policy.

Your Right to Cancel (“Free Look”)

The policies are no longer available for new sales. When you purchased your policy, you had the right to cancel the policy within 10 days of delivery of the policy or such longer period as required under state law. To cancel your policy, you needed to return it to VPSC at one of the addresses listed in Question 16 of this Prospectus or to the registered representative through whom you purchased it, with a written request for cancellation. Except where you were entitled by law to receive the total of premium payments less any prior partial withdrawals, we would have promptly returned the Accumulation Value calculated as of the Business Day that either the registered representative through whom you purchased the policy or VPSC received the policy along with a written request for cancellation in Good Order less any Premium Credit(s), but without any deduction for premium taxes or a surrender charge. We set forth the Free Look provision in your policy.

If you are entitled to receive the total of premium payments less any prior withdrawals, but your Accumulation Value is higher than that amount as of the date your written request for cancellation is received in Good Order, we will return the Accumulation Value, calculated as set forth above and subject to the deductions noted above.

Issue Ages

To purchase a Non-Qualified Policy you must not be older than age 75. We will accept additional premium payments until 12 months after you reach age 75. If the Owner of the policy is not a natural person, the Annuitant must not be older than 75.

For IRA, Roth IRA, SIMPLE IRA, TSA and SEP plans, you must also be the Annuitant. We can issue Qualified Policies if you are between the ages of 18 and 75 (between 0-75 for Inherited IRAs). We will accept additional premium payments until 12 months after you reach age 75, unless otherwise limited by the terms of a particular plan.

Transfers

You may transfer amounts between Investment Divisions of the Separate Account, an Asset Allocation Model or to the Fixed Account (if available) at least 30 days before the Annuity Commencement Date, although certain restrictions may apply with respect to transfers into the Fixed Account for Premium based M&E Charge policies. You may not make transfers into the DCA Advantage Account. Transfers made from the DCA Advantage Account to the Investment Divisions are subject to different limitations (See “THE DCA ADVANTAGE ACCOUNT.”). No transfers are allowed from the DCA Advantage Account to the Fixed Account (if available). Except in connection with transfers made pursuant to traditional Dollar Cost Averaging, Automatic Asset Reallocation, Interest Sweep or the DCA Advantage Account, the minimum amount that you may transfer from one Investment Division to other Investment Divisions, an Asset Allocation Model or to the Fixed Account, is $500. Except for the traditional Dollar Cost Averaging, Automatic Asset Reallocation and Interest Sweep options, and the DCA Advantage Account, if the value of the remaining Accumulation Units in an Investment Division would be less than $500 or Fixed Account would be less than $25 after you make a transfer, we will transfer the entire value unless NYLIAC in its discretion determines otherwise. The amount(s) transferred to other Investment Divisions must be a minimum of $25 for each Investment Division.

There is no charge for the first twelve transfers in any one Policy Year. Any transfer into or out of an Asset Allocation Model counts as one transfer. NYLIAC reserves the right to charge up to $30 for each transfer in excess of twelve, subject to any applicable state insurance law requirements. Any transfer made in connection with traditional Dollar Cost Averaging, Automatic Asset Reallocation, Interest Sweep and the DCA Advantage Account will not count as a transfer toward the twelve transfer limit. You may make transfers from the Fixed Account to the Investment Divisions in connection with the Interest Sweep option and in certain other situations. (See “THE FIXED ACCOUNT.”)

You can request a transfer by any of the four methods listed below. Transfer requests are subject to limitations and must be made in accordance with our established procedures. (See “Online Service and Interactive Voice Response System (IVR).”)

•	submit your request in writing on a form we approve to VPSC at one of the addresses listed in Question 16 of this prospectus (or any other address we indicate to you in writing);

•	use the IVR at 800-598-2019;

•	speak to a Customer Service Representative at 800-598-2019 on Business Days between the hours of 9:00 a.m. and 6:00 p.m. (Eastern Time); or

•	make your request through “My Account” at www.newyorklife.com.

We do not currently accept faxed or e-mailed transfer requests, however, we reserve the right to accept them at our discretion. NYLIAC is not liable for any loss, cost or expense for action based on telephone or electronic instructions which are believed to be genuine in accordance with these procedures. Transfer requests received after the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern Time or received on a non-Business Day, will be priced as of the next Business Day.

Limits on Transfers

Procedures Designed to Limit Potentially Harmful Transfers—This policy is not intended as a vehicle for market timing. Accordingly, your ability to make transfers under the policy is subject to limitation if we determine, in our sole opinion, that the exercise of that privilege may disadvantage or potentially hurt the rights or interests of other policyowners.

Any modification of the transfer privilege could be applied to transfers to or from some or all of the Investment Divisions. If not expressly prohibited by the policy, we may, for example:

•	reject a transfer request from you or from any person acting on your behalf;

•	restrict the method of making a transfer;

•	charge you for any redemption fee imposed by an underlying fund; or

•	limit the dollar amount, frequency, or number of transfers.

Currently, if you or someone acting on your behalf requests by telephone and/or electronically transfers into or out of one or more Investment Divisions or an Asset Allocation Model on three or more days within any 60-day period, we will send you a letter notifying you that the transfer limitation has been exceeded. If we receive an additional transfer request that would result in transfers into or out of one or more Investment Divisions or an Asset Allocation Model on three or more days within any 60-day period, we will process the transfer request. Thereafter, we will immediately suspend your ability to make transfers electronically and by telephone, regardless of whether you have received the warning letter. All subsequent transfer requests for your policy must then be made in writing through the U.S. mail or an overnight courier and received by VPSC at one of the addresses listed in Question 16 of this Prospectus. We will provide you with written notice when we take this action.

We currently do not include the following transfers in these limitations, although we reserve the right to include them in the future: transfers to and from the Fixed Account, the first transfer out of the MainStay VP U.S. Government Money Market Investment Division within six months of the issuance of a policy, and transfers made pursuant to the Dollar Cost Averaging programs, Automatic Asset Reallocation, and Interest Sweep options.

We may change these limitations or restrictions or add new ones at any time without prior notice; your policy will be subject to these changes regardless of the issue date of your policy. All transfers are subject to the limits set forth in this Prospectus in effect on the date of the transfer request, regardless of when your policy was issued. Note, also, that any applicable transfer rules, either as indicated above or that we may utilize in the future, will be applied even if we cannot identify any specific harmful effect from any particular transfer.

We apply our limits on transfers procedures to all owners of this policy without exception.

Orders for the purchase of Fund portfolio shares are subject to acceptance by the relevant Fund. We will reject or reverse, without prior notice, any transfer request into an Investment Division if the purchase of shares in the corresponding Fund portfolio is not accepted by the Fund for any reason. For transfers into multiple Investment Divisions, and/or an Asset Allocation Model the entire transfer request will be rejected or reversed if any part of it is not accepted by any one of the Funds. We will provide you with written notice of any transfer request we reject or reverse. You should read the Fund prospectuses for more details regarding their ability to refuse or restrict purchases or redemptions of their shares. In addition, a Fund may require us to share specific policyowner transactional data with them, such as taxpayer identification numbers and transfer information.

Risks Associated with Potentially Harmful Transfers—Our procedures are designed to limit potentially harmful transfers. However, we cannot guarantee that our procedures will be effective in detecting and preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other policyowners. The risks described below apply to policyowners and other persons having material rights under the policies.

•

We do not currently impose redemption fees on transfers or expressly limit the number or size of transfers in a given period. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than our procedures in deterring or preventing potentially harmful transfer activity.

•	Our ability to detect and deter potentially harmful transfer activity may be limited by policy provisions.

(1) The underlying fund portfolios may have adopted their own policies and procedures with respect to trading of their respective shares. The prospectuses for the underlying fund portfolios, in effect at the time of any trade, describe any such policies and procedures. The trading policies and procedures of an underlying fund portfolio may vary from ours and be more or less effective at preventing harm. Accordingly, the sole protection you may have against potentially harmful frequent transfers is the protection provided by the procedures described herein.

(2) The purchase and redemption orders received by the underlying fund portfolios reflect the aggregation and netting of multiple orders from owners of this policy and other variable policies issued by us. The nature of these combined orders may limit the underlying fund portfolios’ ability to apply their respective trading policies and procedures. In addition, if an underlying fund portfolio believes that a combined order we submit may reflect one or more transfer requests from owners engaged in potentially harmful transfer activity, the underlying fund portfolio may reject the entire order and thereby prevent us from implementing any transfers that day. We do not generally expect this to happen. Alternatively, Funds may request information on individual policyowner transactions and may impose restrictions on individual policyowner transfer activity.

•

Other insurance companies that invest in the Fund portfolios underlying this policy, may have adopted their own policies and procedures to detect and prevent potentially harmful transfer activity. The policies and procedures of other insurance companies may vary from ours and be more or less effective at preventing harm. If their policies and procedures fail to successfully discourage potentially harmful transfer activity, there could be a negative effect on the owners of all of the variable policies, including ours, whose variable investment options correspond to the affected underlying fund portfolios.

•	Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to among other things:

(1)	an adverse effect on portfolio management, such as:

a)	impeding a portfolio manager’s ability to sustain an investment objective;

b)	causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case; or

c)	causing an underlying fund portfolio to liquidate investments prematurely (or at an otherwise inopportune time) in order to pay withdrawals or transfers out of the underlying fund portfolio.

(2)	increased administrative and Fund brokerage expenses.

(3)	dilution of the interests of long-term investors in an Investment Division if purchases or redemptions into or out of an underlying fund portfolio are made when, and if, the underlying fund portfolio’s investments do not reflect an accurate value (sometimes referred to as “time-zone arbitrage” and “liquidity arbitrage”).

Speculative Investing

Do not purchase this policy if you plan to use it, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme. Your policy may not be traded on any stock exchange or secondary market. By purchasing this policy you represent and warrant that you are not using this policy, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme.

www.newyorklife.com and Interactive Voice Response System (IVR)

Through www.newyorklife.com and the IVR, you can get up-to-date information about your policy and request fund transfers and allocation changes. Through www.newyorklife.com, you can also request partial withdrawals. Policies that are jointly owned may not request transactions through www.newyorklife.com and through the IVR. We may revoke online service and IVR privileges for certain policyowners (see “Limits on Transfers”).

To enable you to access the IVR, you will automatically receive a Personal Identification Number (PIN). Along with your Social Security Number, the PIN will give you access to the IVR using the toll-free number 1-800-598-2019. You should protect your PIN and your Social Security number, because our self-service options will be available to anyone who provides your Social Security number and your PIN; we will not be able to verify that the person providing electronic service instructions via online service or IVR is you or is authorized by you.

In order to obtain policy information online at www.newyorklife.com, you are required to register for access. Visit www.newyorklife.com, click on “My Account” and then click the “Register Now” button to enroll. You will be required to register a unique User Name and Password to gain access. In a safe and secure environment, you can, among other things, access policy values, change your address, download service forms, view policy statements, and submit policy transactions.

As described herein, we will use reasonable procedures to make sure that the instructions we receive through www.newyorklife.com and IVR are genuine. We are not responsible for any loss, cost, or expense for any actions we take based on instructions received through IVR or online at www.newyorklife.com that we believe are genuine. We will confirm all transactions in writing.

Financial requests received after 4:00 p.m. (Eastern Time) or on non Business Days will be processed as of the next Business Day.

We make the online service at www.newyorklife.com or IVR available at our discretion. In addition, availability of online service or IVR may temporarily be interrupted at certain times. We do not assume responsibility for any loss while online service at www.newyorklife.com or IVR is unavailable. If you are experiencing problems, you can send service requests to us at one of the addresses listed in Question 16 of this Prospectus.

Online Service at www.newyorklife.com

Currently, online service at www.newyorklife.com is open Monday through Friday, from 7 a.m. until 4 a.m., Saturday, from 7 a.m. until 10 p.m. and Sunday from 7 a.m. until 8 p.m. (Eastern Time).

By clicking on “My Account” at www.newyorklife.com, you can:

•	e-mail your registered representative or VPSC;

•	obtain current policy values;

•	transfer assets between investment options;

•	request partial withdrawals;

•	change the allocation of future premium payments;

•	reset your password;

•	change your address;

•	obtain service forms;

•	view and download policy statements;

•	set up a new Automatic Asset Reallocation arrangement or modify an existing arrangement;

•	change your phone number or e-mail address;

•	view and update beneficiary information;

•	update your Investor Profile; and

•	enroll in eDelivery of select policy materials.

The online service at www.newyorklife.com enables you to sign-up to receive future prospectuses and policyowner annual and semi-annual reports electronically for your Policy online at www.newyorklife.com and clicking on “My Account”. Electronic delivery is not available for policies that are owned by corporations, trusts or organizations at this time.

IVR

The IVR is available 24 hours a day, seven days a week.

The IVR enables you to:

•	obtain current Policy values;

•	transfer assets between investment options;

•	change the allocation of future premium payments; and

•	speak with one of our Customer Service Representatives on Business Days, between the hours of 9:00 a.m. to 6:00 p.m. (Eastern Time). We record all calls with our Customer Service Representatives.

Cybersecurity Risks

Our variable product business is highly dependent upon the effective operation of our computer systems (including online service at www.newyorklife.com, IVR, and other systems) and those of our business partners, so that our business is potentially susceptible to operational and information security risks resulting from a cyber-attack. These risks also apply to other insurance and financial services companies and businesses. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption, and unauthorized release of confidential customer information. Cyber-attacks affecting New York Life Insurance Company and any of its affiliates and other affiliated or unaffiliated third-party service providers may adversely affect us and your policy Accumulation Value. For instance, cyber-attacks may (i) interfere with our processing of policy transactions (including surrenders, withdrawals, loans and transfers) and the processing of orders from www.newyorklife.com, IVR, or with the underlying funds; (ii) impact our ability to calculate accumulation unit values and policy’s Accumulation Values: (iii) cause the release and possible destruction of confidential customer or business information; (iv) subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause us reputational damage. Cybersecurity risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your policy to lose value. There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your policy due to cyber-attacks or information security breaches in the future.

Registered Representative Actions

You may authorize a third party to have access to your policy information and to make fund transfers, allocation changes and other permitted transactions. To do so, you must send VPSC a Telephone Authorization Form in Good Order to one of the addresses noted in Question 16 of this Prospectus. The Customer Service Representative will require certain identifying information (such as Social Security number, address of record, date of birth) before taking any requests or providing any information to ensure that the individual giving instructions is authorized. See “The Policies—Transfers” for information on how to transfer assets between Investment Divisions and/or an Asset Allocation Model.

NYLIAC does not permit former or current registered representatives to obtain authorization to effect policy transactions or access policy information through the Telephone Authorization Form.

You may authorize us to accept electronic instructions from a registered representative or a registered service assistant assigned to your policy in order to make premium allocations, transfers among investment options, Automatic Asset Reallocation (AAR) updates, partial withdrawals and changes to your investment objective and/or risk tolerance. Your AAR will be cancelled if a premium allocation change or fund transfer is submitted on your behalf and the AAR is not also modified at that time to be consistent with your investment option transfer and premium allocation changes. To authorize the registered representative(s) or registered service assistants assigned to your policy to make premium allocations and transfers, you must send a completed Variable Product Electronic Trading Authorization Form to VPSC at one of the addresses listed in Question 16 of this Prospectus. You must provide a separate authorization to us in order for your registered representative or the registered service assistant assigned to your policy to be able to make online partial withdrawals on your behalf. Any online partial withdrawal is subject to dollar amount limits that we establish. We may revoke trading authorization privileges for certain policyowners (See “Limits on Transfers”). Trading authorization may be elected, changed or canceled at any time. We will confirm all transactions in writing. Not all transactions are available on the Internet.

NYLIAC is not liable for any loss, cost or expense for action on instructions which are believed to be genuine in accordance with the procedures. As these parties act on your behalf, you are responsible for and bear the consequences of their instructions and other actions, including any limits on transfers.

We may choose to accept forms you have completed that your registered representative or your local General Office transmits to us electronically via our internal secured network. We will accept electronically-transmitted service forms only. For information on how to initiate a transfer between Investment Divisions, or request a withdrawal, please refer to “THE POLICIES — Transfers” or “DISTRIBUTIONS UNDER THE POLICY — Partial Withdrawals”. We do not currently accept faxed or e-mailed requests for transactions affecting your investments under the policy, but reserve the right to accept them at our discretion.

If you select the GIPR or GIPR 2.0 Rider, there will be limitations on the ability of your registered representative to make certain of the transactions described in the sections that follow.

Dollar Cost Averaging Programs

The main objective of dollar cost averaging is to achieve an average cost per Accumulation Unit that is lower than the average price per Accumulation Unit during volatile market conditions. Since you transfer the same dollar amount to an Investment Division with each transfer, you purchase more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Therefore, you may achieve a lower than average cost per unit if prices fluctuate over the long term. Similarly, for each transfer out of an Investment Division, you sell more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Dollar cost averaging does not assure a profit or protect against a loss in declining markets. Because it involves continuous investing regardless of price levels, you should consider your financial ability to continue to make purchases during periods of varying price levels. We do not count transfers under dollar cost averaging as part of your 12 free transfers each Policy Year. There is no charge imposed for either Dollar Cost Averaging program.

We have set forth below an example of how dollar cost averaging works. In the example, we have assumed that you want to transfer $100 from the MainStay VP U.S. Government Money Market Investment Division to the MainStay VP Common Stock—Service Class Investment Division each month. Assuming the Accumulation Unit values below, you would purchase the following number of Accumulation Units:

Month	Amount Transferred	Accumulation Unit Value	Accumulation Units Purchased
1	$100	$10.00	10.00
2	$100	$8.00	12.50
3	$100	$12.50	8.00
4	$100	$7.50	13.33

Total	$400	$38.00	43.83

The average unit price is calculated as follows:
Total unit price	=	$38.00	=	$9.50

Number of months		4

The average unit cost is calculated as follows:
Total amount transferred	=	$400.00	=	$9.13

Total units purchased		43.83

In this example, with dollar cost averaging you would have paid an average of $9.13 per unit while the average price per unit during the purchase period was $9.50. Keep in mind that it is also possible for dollar cost averaging to result in a loss. For example, if Accumulation Unit Values had increased rapidly over the four month period used in the example above, you would have achieved a lower average unit cost by making the entire purchase in the first month.

(a) Traditional Dollar Cost Averaging

This option, which is available at no additional cost, permits systematic investing to be made in equal installments over various market cycles to help reduce risk. You may specify, prior to the Annuity Commencement Date, a specific dollar amount to be transferred from any Investment Division to any combination of Investment Divisions and/or the Fixed Account. Please note that for Premium based M&E Charge policies, amounts cannot be transferred to the Fixed Account (if available). You will specify the Investment Divisions to transfer money from, the Investment Divisions and/or Fixed

Account to transfer money to, the amounts to be transferred, the date on which transfers will be made, subject to our rules, and the frequency of the transfers (monthly, quarterly, semi-annually or annually). You may not use traditional dollar cost averaging to make transfers into or from an Asset Allocation Model. You may not make transfers from the Fixed Account, but you may make transfers into the Fixed Account. Each transfer from an Investment Division must be at least $100. You must have a minimum Accumulation Value of $2,500 to elect this option. Once all money has been allocated to the Investment Divisions of your choice or the balance in the Investment Division you are transferring from is less than $100, the traditional Dollar Cost Averaging option will cease. A new request must be submitted to reactivate this feature. NYLIAC may reduce the minimum transfer amount and minimum Accumulation Value at its discretion.

NYLIAC will make all traditional Dollar Cost Averaging transfers on the day of each calendar month that you specify or on the next Business Day (if the day you have specified is not a Business Day). You may specify any day of the month except the 29th, 30th, or 31st. In order to process transfers under our traditional Dollar Cost Averaging Option, VPSC must have received a completed traditional Dollar Cost Averaging request form at one of the addresses listed in Question 16 of this Prospectus no later than five Business Days prior to the date transfers are to begin. You may also process a traditional Dollar Cost Averaging transfer by any other method we make available. If your traditional Dollar Cost Averaging request form for this option is received less than five Business Days prior to the date you request it to begin, the transfers will begin on the day of the month you specify in the month following the receipt of your request. All completed traditional Dollar Cost Averaging request forms must be sent to VPSC at one of the addresses listed in Question 16 of this Prospectus. Faxed and e-mailed requests are not currently acceptable, however, we reserve the right to accept them at our discretion.

You may cancel the traditional Dollar Cost Averaging option at any time. To cancel the traditional Dollar Cost Averaging Option, you must send a written cancellation request in Good Order to VPSC at one of the addresses listed in Question 16 of this Prospectus or contact us by phone at the number provided in Question 17 of this Prospectus. NYLIAC may also cancel this option if the Accumulation Value is less than $2,000, or such lower amount as we may determine. You may not elect the traditional Dollar Cost Averaging option if you have selected the Automatic Asset Reallocation option.

(b) The DCA Advantage Account

This feature, which is available at no additional cost, permits you to set up automatic dollar cost averaging using the DCA Advantage Account when an initial premium payment or a subsequent premium payment is made. The DCA Advantage Account transfers amounts automatically to the Investment Divisions you choose in six monthly increments, as described below, and pays you interest on amounts remaining in the account. You can request the DCA Advantage Account in addition to the Traditional Dollar Cost Averaging, Automatic Asset Reallocation, or Interest Sweep options. In order to obtain the DCA Advantage Account you must send a completed DCA Advantage Account request form to VPSC at one of the addresses listed in Question 16 of this Prospectus.

You must allocate a minimum of $5,000 to the DCA Advantage Account. If you send less than the $5,000 minimum to be allocated to the DCA Advantage Account, the payment will be automatically applied to the Investment Divisions that you have specified to receive transfers from the DCA Advantage Account. You must specify the Investment Divisions or Asset Allocation Model into which transfers from the DCA Advantage Account are to be made. You may not make transfers from the DCA Advantage Account into the Fixed Account (if available). However, you may not select the DCA Advantage Account if its duration would extend beyond the Annuity Commencement Date. Dollar cost averaging will begin one month from the date NYLIAC receives the premium payment and transfers will be made on the same day (on the next Business Day if the day is not a Business Day) each subsequent month for the duration of the DCA Advantage Account. If a transfer is scheduled to occur on a day that does not exist in a month, it will be processed on the last day of that month or on the next Business Day if the last day of that month is not a Business Day. The amount of each transfer will be calculated at the time of the transfer based on the number of remaining monthly transfers and the remaining value in the DCA Advantage Account. For example, the amount of the first monthly transfer out of the DCA Advantage Account will equal 1/6 of the value of the DCA Advantage Account on the date of the transfer. The amount of each of the five remaining transfers will equal 1/5, 1/4, 1/3, 1/2 and the remainder of the balance, respectively, of the value of the DCA Advantage Account on the date of each transfer.

You may not have more than one DCA Advantage Account open at the same time. Accordingly, any subsequent premium payment we receive for a DCA Advantage Account that is already open will be allocated to that same DCA Advantage Account. The entire value of the DCA Advantage Account will be completely transferred to the Investment Divisions or Asset Allocation Model within the duration specified. For example, if you allocate an initial premium payment to the DCA Advantage Account under which the 6-month term will end on December 31, 2017 and you make a subsequent premium payment to the 6-month DCA Advantage Account before December 31, 2017, we will allocate the subsequent premium payment to the same 6-month DCA Advantage Account already opened and transfer the entire value of the 6-month DCA Advantage Account to the Investment Divisions or Asset Allocation Model by December 31, 2017 even though a portion of the money was not in that DCA Advantage Account for the entire 6-month period. If an additional premium payment is allocated to the DCA Advantage Account after the duration has expired, the DCA Advantage Account will be re-activated and will earn the interest rate in effect on the Business Day the new premium payment is received at VPSC.

You can make partial withdrawals and transfers (in addition to the automatic transfers described above) from the DCA Advantage Account. We will make partial withdrawals and transfers first from the DCA Advantage Account Accumulation Value attributed to the initial premium payment and then from the DCA Advantage Account Accumulation Value attributed to subsequent allocations in the order received. However, we do not permit such transfers if GIPR or GIPR 2.0 is in effect.

You cannot make transfers into the DCA Advantage Account from any Allocation Option.

Automatic Asset Reallocation

This option, which is available at no additional cost, allows you to maintain the percentage allocated to each Investment Division at a pre-set level. For example, you might specify that 50% of the Variable Accumulation Value of your policy be allocated to the MainStay VP Convertible – Service Class Investment Division and 50% of the Variable Accumulation Value be allocated to the MainStay VP International Equity – Service Class Investment Division. Over time, the fluctuations in each of these Investment Division’s investment results will shift the percentages. If you elect the Automatic Asset Reallocation option, NYLIAC will automatically transfer your Variable Accumulation Value back to the percentages you specify. You may also utilize the Automatic Asset Reallocation Option if your Variable Accumulation Value is allocated to an Asset Allocation Model. You may choose to have reallocations made on your quarterly, semi-annual or annual policy anniversary. To request Automatic Asset Reallocation, you must send a completed Automatic Asset Reallocation request form to VPSC at one of the addresses listed in Question 16 of this Prospectus or use any other method we make available. VPSC must receive the completed Automatic Asset Reallocation request form at least five Business Days before the date transfers are scheduled to begin. If we receive your completed Automatic Asset Reallocation request form for this option less than five Business Days prior to the date you request it to begin, the reallocation will begin on the next rebalancing date based on the rebalancing frequency you selected. Faxed and e-mailed requests are not currently acceptable, however, we reserve the right to accept them at our discretion. You may modify an existing Automatic Asset Reallocation option by contacting us by phone at the number provided in Question 17 of this Prospectus. The minimum Accumulation Value required to elect this option is $2,500. We will suspend this feature automatically if the Separate Account Value is less than $2,500 on a reallocation date. Once the Separate Account Value equals or exceeds this amount, Automatic Asset Reallocation will resume automatically as scheduled. There is no minimum amount that you must allocate among the Investment Divisions under this option. Your Automatic Asset Reallocation will be cancelled if a premium allocation change or transfer is submitted on your behalf that is inconsistent with your current Automatic Asset Reallocation arrangements. You may prevent this cancellation if a conforming Automatic Asset Reallocation change is processed within one Business Day of the inconsistent premium allocation change or transfer.

You may cancel the Automatic Asset Reallocation option at any time. To cancel the Automatic Asset Reallocation option, you may send a written cancellation request in Good Order us to VPSC at one of the addresses listed in Question 16 of this Prospectus or contact us by phone at the number provided in Question 17 of this Prospectus. You may not elect the Automatic Asset Reallocation option if you have selected the traditional Dollar Cost Averaging option. However, you have the option of alternating between these two features.

Interest Sweep

This option, which is available at no additional cost, allows the interest earned on monies allocated to the Fixed Account to be transferred from the Fixed Account to one or any combination of Investment Divisions or an Asset Allocation Model. You must specify the Investment Divisions and/or Asset Allocation Model, the frequency of the transfers (monthly, quarterly, semi-annually or annually), and the day of each calendar month to make the transfers (except the 29th, 30th and 31st of a month). NYLIAC will make all Interest Sweep transfers on the day of each calendar month you have specified or on the next Business Day (if the day you have specified is not a Business Day).

The Interest Sweep option may be utilized in addition to traditional Dollar Cost Averaging, Automatic Asset Reallocation or the DCA Advantage Account. With an Asset Allocation Model, the Interest Sweep option may be utilized with Automatic Asset Reallocation and the DCA Advantage Account. If an Interest Sweep transfer is scheduled for the same day as a transfer related to the traditional Dollar Cost Averaging option, the Automatic Asset Reallocation option or the DCA Advantage Account, we will process the Interest Sweep transfer first.

You can cancel the Interest Sweep option at any time. To cancel the Interest Sweep Option, you must send a written cancellation request in Good Order to VPSC at one of the addresses listed in Question 16 of this Prospectus or contact us by phone at the number provided in Question 17 of this Prospectus. We may also cancel this option if the Fixed Account Accumulation Value is less than $2,000, or such a lower amount as we may determine. Please note that you must utilize the Interest Sweep option if 100% of your premium payments are allocated to the Fixed Account.

To establish a new Interest Sweep transfer after the option has been cancelled, you must send an Interest Sweep request form in Good Order to VPSC at one of the addresses listed in Question 16 of this Prospectus. You may also process an Interest Sweep transfer by any other method we make available. VPSC must receive an Interest Sweep request form in Good Order at least five Business Days prior to the date transfers are scheduled to begin. If VPSC does not receive an Interest Sweep request form in Good Order at least five Business Days prior to the date you request it to begin, transfers will begin on the day of the month you specify in the month following the receipt of your request. Faxed and e-mailed requests are not currently acceptable, however, we reserve the right to accept them at our discretion. The minimum Fixed Account Accumulation Value required to elect this option is $2,500, but this amount may be reduced at our discretion. Also note that Interest Sweep is not available for policies issued in the State of New York.

Accumulation Period

(a) Crediting of Premium Payments

You can allocate a portion of each premium payment to one or more Investment Divisions, one Asset Allocation Model, the DCA Advantage Account and/or the Fixed Account (if available). The minimum amount that you may allocate to any one Investment Division or the Fixed Account is $25. The minimum that you can allocate to an Asset Allocation Model is $25 per Investment Division. You may also allocate all or a portion of each premium payment to the DCA Advantage Account. The minimum amount that you may allocate to the DCA Advantage Account is $5,000. (See “THE DCA ADVANTAGE ACCOUNT.”) We will allocate additional premium payments to the Allocation Options and/or the DCA Advantage Account at the close of the Business Day on which they are received by NYLIAC. We will apply Premium Credits and any Breakpoint Credits to the same Allocation Options and/or the DCA Advantage Account based on the same percentages used to allocate your premium payments.

We will credit that portion of each premium payment (and any Premium Credit or Breakpoint Credits thereon) you allocate to an Investment Division (or to each of the Investment Divisions that make up an Asset Allocation Model) in the form of Accumulation Units. We determine the number of Accumulation Units we credit to a policy by dividing the amount allocated to each Investment Division by the Accumulation Unit value for that Investment Division as of the close of the Business Day we are making this calculation. The value of an Accumulation Unit will vary depending on the investment experience of the Portfolio in which the Investment Division invests. The number of Accumulation Units we credit to a policy will not, however, change as a result of any fluctuations in the value of an Accumulation Unit. (See “THE FIXED ACCOUNT” for a description of interest crediting.)

(b) Valuation of Accumulation Units

The value of Accumulation Units in each Investment Division will change daily to reflect the investment experience of the corresponding Portfolio as well as the deduction of the Separate Account charges. The Statement of Additional Information contains a detailed description of how we value the Accumulation Units.

Riders

At no additional charge, we currently include three riders under the policy: A Living Needs Benefit/Unemployment Rider (available in jurisdictions where approved on and after May 1, 2010), an Unemployment Benefit Rider for Non- Qualified, IRA, SEP IRA, Roth IRA, Inherited IRA and SIMPLE IRA policies, and a Living Needs Benefit Rider for all types of policies. The combination Living Needs Benefit/Unemployment Rider will replace both the Living Needs Benefit Rider and Unemployment Benefit Rider in jurisdictions where approved on and after May 1, 2010. As described below, the Living Needs Benefit and Unemployment Benefit riders provide for an increase in the amount that can be withdrawn from your policy which will not be subject to a surrender charge upon the happening of certain qualifying events. Policies issued before July 1, 2013 also included the Breakpoint Credit Rider at no additional charge.

We also offer the Investment Protection Plan Rider (available only with policies purchased before July 16, 2012), Investment Protection Plan II Rider (available only with policies purchased before May 1, 2013, in most jurisdictions), Guaranteed Investment Protection Rider (available only with policies purchased before May 1, 2014, or in jurisdictions where GIPR 2.0 has not been approved), Guaranteed Investment Protection Rider 2.0 (available only with policies purchased May 1, 2014 or later), Annual Death Benefit Reset Rider and Enhanced Beneficiary Benefit (EBB) Rider, which are available at an additional cost. We also include the Enhanced Spousal Continuance Rider (if the EBB Rider is selected) at no additional cost. The riders are only available in those states where they have been approved. See below for descriptions of each rider. Please consult with your registered representative regarding the availability of these riders in your jurisdiction. Please note that benefits payable under the riders are payable from NYLIAC’s general account and are subject to the claims paying ability of NYLIAC. No third party guarantees are involved.

The Investment Protection Plan, Investment Protection Plan II, Guaranteed Investment Protection and Guaranteed Investment Protection 2.0 riders may be appropriate for individuals who appreciate the upside potential that comes with market participation, but are also highly sensitive to protecting their initial premium payment over a pre-determined holding period (10 - 12 years, or for the Guaranteed Investment Protection Rider 2.0, 12-15 or 20 years). These riders can allow clients to allocate funds to the Investment Divisions with greater confidence by understanding that if their allocations perform poorly over their rider’s holding period, they will not receive less than the rider’s guaranteed amount when their holding period ends.

The Annual Death Benefit Reset (ADBR) rider may be appropriate for individuals who are looking to protect the amount of the initial death benefit and potentially increase it through annual “step-ups” (up to age 80) that are based on gains in the Accumulation Value resulting from favorable Investment Division performance. The Enhanced Beneficiary Benefit (EBB) rider may be appropriate for individuals who do not want to leave a tax liability to their beneficiary(ies) following their death as a result of gains inside their policy.

(a) Living Needs Benefit/Unemployment Rider

This rider is available at no additional cost. Rider benefits and requirements to qualify for the rider benefits may not be the same in all jurisdictions. In Connecticut, the rider is named the “Living Needs Benefit Rider” and the Unemployment and disability portions of the rider are not available. In New York, the rider is named “Waiver Of Surrender Charges For Living Needs Qualifying Events” and the Unemployment portion of the rider is not available. In New Jersey, the rider is named the “Living Needs Benefit Rider” and the Unemployment portion of the rider is not available.

The Living Needs Benefit/Unemployment Rider provides for an increase in the amount that can be withdrawn from your policy without a surrender charge when certain qualifying events occur. With this rider you may be eligible to receive all or a portion of the Accumulation Value of your policy without paying a surrender charge if you provide satisfactory proof that a Qualifying Event (as defined below) has occurred. In order to receive the benefit associated with this rider, your policy must have been in force for at least one year and have a minimum Accumulation Value of $5,000 and the Qualifying Event must occur on or after the Policy Date. For the Disability portion of the rider, any withdrawal after your 66th birthday will not be eligible for the rider benefit and surrender charges may apply. In addition, none of the benefits of this rider are available for policies where any Owner(s) has attained their 86th birthday on the Policy Date. If the Owner(s) is not a natural person, all restrictions and benefits of the rider are based on the Annuitant.

The types of Qualifying Events are defined as follows:

(a) Health Care Facility: The Owner is enrolled and living in a Health Care Facility for 60 consecutive days.

(b)Terminal Illness: A determination by a licensed physician that the Owner has a life expectancy of 12 months or less.

(c) Disability: A determination by a licensed physician that the Owner has a disability that prevents them from performing any work for pay or profit for at least 12 consecutive months.

(d) Unemployment: A determination letter from the applicable state’s Department of Labor that the Owner qualifies for and has been receiving state unemployment benefits for 60 consecutive days.

A Health Care Facility is defined as a state licensed/certified nursing home/assisted living facility. In addition, we may also require proof of continued disability as of the date of the withdrawal.

You will be able to receive benefits under this rider the later of the date you meet the above requirements or the date we receive your documentation in Good Order at VPSC at one of the addresses listed in Question 16 of this Prospectus.

(b) Living Needs Benefit Rider

If the Annuitant enters a nursing home, becomes terminally ill or disabled, you, the policyowner, may be eligible to receive all or a portion of the Accumulation Value without paying a surrender charge. The policy must have been in force for at least one year and have a minimum Accumulation Value of $5,000. We must be provided with proof that the

Annuitant has spent 60 or more consecutive days in a nursing home, is terminally ill or disabled. Withdrawals will be taxable to the extent of gain and, prior to age 59 1/2, may be subject to a 10% IRS penalty. This rider is in effect in all jurisdictions where approved. To qualify for the disability benefit of this rider, the Annuitant must be classified as disabled by the Social Security Administration. You, the policyowner, are no longer eligible for the disability benefit once the Annuitant begins collecting Social Security retirement benefits. The rider will be effective the later of the date you meet the above requirements or the date we receive your documentation in a form acceptable to us at VPSC. There is no additional charge for this rider.

(c) Unemployment Benefit Rider

For all Non-Qualified, IRA, SEP IRA, Roth IRA, Inherited IRA and SIMPLE IRA policies, if you become unemployed, you may be eligible to increase the amount that can be withdrawn from your policy to 50% of the policy’s Accumulation Value without paying surrender charges. This rider can only be used once. The policy must have been in force for at least one year and have a minimum Accumulation Value of $5,000. You also must have been unemployed for at least 60 consecutive days. Withdrawals may be taxable transactions and, prior to age 59 1/2, may be subject to a 10% IRS penalty. This rider is in effect in all jurisdictions where approved. To apply for this benefit, you must submit a determination letter from the applicable state’s Department of Labor indicating that you qualify for and are receiving unemployment benefits. The rider will be effective the later of the date you meet the above requirements or the date we receive your notification at VPSC. There is no additional charge for this rider.

(d) Investment Protection Plan Rider (optional)

The Investment Protection Plan Rider is available only in jurisdictions where approved and with policies purchased before July 16, 2012. If you select this rider, you will be able to surrender the policy and receive the greater of the policy Accumulation Value or the amount that is guaranteed under the rider. To select this rider for in force policies, you must send a written request in Good Order to VPSC at one of the addresses listed in Question 16 of this Prospectus. While this rider is in effect, we will deduct a charge from your Accumulation Value on each policy quarter. (See “OTHER CHARGES—INVESTMENT PROTECTION PLAN RIDER CHARGE.”) When you make a partial withdrawal, we will reduce the amount that is guaranteed under the rider by the amount of the proportional withdrawal (“IPP Proportional Withdrawal”). The IPP Proportional Withdrawal is equal to the amount withdrawn from the policy (including any amount withdrawn for the surrender charge) divided by the Accumulation Value immediately preceding the withdrawal, multiplied by the amount that is guaranteed immediately preceding the withdrawal.

Please note that benefits payable under the IPP Rider are payable from NYLIAC’s general account and are subject to the claims paying ability of NYLIAC. No third party guarantees are involved.

The amount that is guaranteed under the rider will depend on when you select or reset it:

(i)	At the time of application: The amount that is guaranteed will equal the initial premium payment and Premium Credit thereon plus any additional premium payments and Premium Credits thereon we receive in the first Policy Year, less all IPP Proportional Withdrawals. Premium payments made after the first Policy Year will not be included in the amount that is guaranteed. The rider will take effect on the Policy Date.

(ii)	While the policy is in force: The amount that is guaranteed will equal the Accumulation Value on the date the rider takes effect, less all IPP Proportional Withdrawals. The Rider will take effect on the next Policy Anniversary following the date VPSC receives your application for the rider, in Good Order, at one of the addresses listed in Question 16 of this Prospectus.

(iii)	Resetting the guaranteed amount (“Rider Reset”): You may request to reset the amount that is guaranteed at any time while the rider is in effect subject to the following limitations: (1) the latest available reset date for Non-qualified Policies is ten (10) years prior to the Annuity Commencement Date and (2) for Qualified Policies, you must be age 65 or younger. To reset the guaranteed amount, you must send a written request in Good Order to VPSC at one of the addresses listed in Question 16 of this Prospectus. The reset will take effect on the Policy Anniversary immediately following the date we receive your request to reset. Upon reset, the amount that is guaranteed will equal the Accumulation Value on the next Policy Anniversary, less all IPP Proportional Withdrawals. We may also set a new charge for the rider and the Rider Risk Charge Adjustment on that Policy Anniversary. (See “OTHER CHARGES—INVESTMENT PROTECTION PLAN RIDER CHARGE” and “OTHER CHARGES—RIDER RISK CHARGE ADJUSTMENT.”)

In Oregon, where this rider is called the Accumulation Value Protection Plan, the amount guaranteed is computed in the same manner described above.

If you selected this rider on or after February 15, 2010, you will only be allowed to allocate your premium payments to certain Allocation Options and the DCA Advantage Account. You may not allocate more than 25% of your initial premium payment to the Fixed Account. In addition, you may not have more than 25% of your policy’s Accumulation Value allocated to the Fixed Account on the rider’s effective date for in-force policies. The Investment Division restrictions associated with the IPP Rider seek to moderate overall volatility or hedge against downmarket volatility, and may limit your participation in positive investment performance. Other investment options that are available if you do not select the IPP Rider may offer the potential for higher returns. You should consult with your registered representative and carefully consider whether the Investment Division restrictions associated with the IPP Rider meet your investment objectives and risk tolerance. The Fixed Account is not available for policies issued in the State of New York. In addition, the Fixed Account is not available in the State of Washington if the IPP Rider is selected. The version of the IPP Rider that became available on or after February 15, 2010 is the same as the version of the rider available prior to February 15, 2010 in all other respects. The allowable Allocation Options under the IPP Rider available on or after February 15, 2010 are as follows:

Fixed Account*

MainStay VP Absolute Return Multi-Strategy – Service Class

MainStay VP Balanced—Service Class

MainStay VP Bond—Service Class

MainStay VP Conservative Allocation—Service Class

MainStay VP Convertible – Service Class

MainStay VP Floating Rate—Service Class

MainStay VP Government—Service Class

MainStay VP High Yield Corporate Bond—Service Class

MainStay VP Income Builder – Service Class

MainStay VP Janus Balanced—Service Class

MainStay VP Janus Balanced—Initial Class

MainStay VP MFS® Utilities – Service Class

MainStay VP Moderate Allocation—Service Class

MainStay VP Moderate Growth Allocation—Service Class

MainStay VP PIMCO Real Return—Service Class

MainStay VP U.S. Government Money Market—Initial Class

MainStay VP Unconstrained Bond—Service Class

BlackRock® Global Allocation V.I. Fund—Class III Shares

BlackRock® High Yield V.I. Fund – Class III Shares

Columbia Variable Portfolio — Emerging Markets Bond Fund — Class 2

Deutsche Alternative Asset Allocation VIP –Class B

PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged) — Advisor Class

PIMCO VIT Low Duration Portfolio — Advisor Class

PIMCO VIT Total Return Portfolio — Advisor Class

*	You may not allocate more than 25% of your initial premium payment to the Fixed Account. Also, for in-force policies, no more than 25% of your policy’s Accumulation Value may be allocated to the Fixed Account on the Rider’s effective date.

You will be eligible to receive the benefit under this rider beginning on the tenth Policy Anniversary after the later of (1) the effective date of the rider or (2) the effective date of any Rider Reset. You may also exercise this benefit on any Policy Anniversary subsequent to the tenth. To exercise this benefit, you must send us a written request to surrender the policy in Good Order to VPSC at one of the addresses listed in Question 16 of this Prospectus no later than ten Business Days after the applicable Policy Anniversary. Amounts paid to you under the terms of this rider may be taxable and you may be subject to a 10% tax penalty if paid before you reach age 59 1/2.

You may cancel this rider within 30 days after delivery of the rider or, if you selected this feature at the time of application, within 30 days after delivery of the policy. To cancel the rider, you must return it to VPSC at one of the addresses listed in Question 16 of this Prospectus or to the registered representative through whom you purchased it with a written request for cancellation. Upon receipt of this request, we will promptly cancel the Rider and refund any Investment Protection Plan Rider charge which may have been deducted. After this 30-day period, you still have the right to discontinue the rider. However, we will deduct a Rider Risk Charge Adjustment from your Accumulation Value and we will not refund any Investment Protection Plan Rider charge that may have been deducted. (See “OTHER CHARGES—RIDER RISK CHARGE ADJUSTMENT.”) The cancellation of the rider after the 30-day period will be effective as of the date VPSC receives your cancellation request.

This rider is available on all Non-Qualified and Roth IRA policies so long as the first date that you can exercise and receive benefits under the rider is before the Annuity Commencement Date. The rider is also available on IRA, SEP IRA and SIMPLE IRA policies if the policyowner is age 65 or younger on the date the rider takes effect. The rider is not available on TSA and Inherited IRA policies. For policies issued prior to February 15, 2010, this rider is not available if more than 50% of the policy’s Accumulation Value is in the Fixed Account when the rider is selected.

This rider will provide no benefit if you surrender the policy before the Policy Anniversary on which you are eligible to exercise the rider. Therefore, you should select this rider only if you intend to keep the policy for at least ten years. In addition, this rider has no impact on any amount paid upon your death or the death of the Annuitant.

Partial withdrawals will reduce the guaranteed amount and the amount of charges assessed for the rider. However, please note that charges assessed for this rider prior to the date of any partial withdrawal (including required minimum distributions from IRAs) will not be retroactively adjusted.

We have set forth below an example of how the benefit of this rider may be realized and how partial withdrawals (including required minimum distributions from IRAs) will impact the guaranteed amount. In this example, we have assumed the following:

(1) the rider is selected at the time of application;

(2) an initial premium payment of $100,000 is made;

(3) a Credit of $4,000 (based on the Premium Credit Rate at time of application) is applied to your policy;

(4) no additional premium payments are made;

(5) a withdrawal of $20,000 is made in the eighth Policy Year;

(6) the Accumulation Value immediately preceding the withdrawal has decreased to $80,000; and

(7) the Accumulation Value on the tenth Policy Anniversary has decreased to $50,000.

The guaranteed amount at time of application was $104,000. When the partial withdrawal was made in the eighth Policy Year, we reduced the guaranteed amount by the amount of the IPP Proportional Withdrawal. We calculated the amount of the IPP Proportional Withdrawal by taking the requested withdrawal amount, dividing it by the Accumulation Value immediately preceding the withdrawal, and then multiplying that number by the guaranteed amount immediately preceding the withdrawal.

IPP Proportional Withdrawal = ($20,000/$80,000) x $104,000 = $26,000

To determine the new guaranteed amount after the withdrawal, we subtracted the amount of the IPP Proportional Withdrawal from the initial guaranteed amount: ($104,000 - $26,000) = $78,000. If this policy is surrendered in the tenth Policy Year, the policyowner receives $78,000 even though the Accumulation Value has decreased to $50,000.

(e) Investment Protection Plan II Rider (optional)

The Investment Protection Plan II Rider (“IPP II”) can only be selected at the time of application. If you selected IPP II, you will be eligible to receive a one-time adjustment to your Accumulation Value in the event that your Accumulation Value is less than the amount guaranteed under IPP II on the 12th policy anniversary of the effective date of IPP II (or the 12th policy anniversary of any reset of IPP II). IPP II will end on the 12th policy anniversary of the rider effective date (or any reset of IPP II). While IPP II is in effect, we will deduct a charge from your Accumulation Value on each policy quarter. (See “OTHER CHARGES—INVESTMENT PROTECTION PLAN II RIDER CHARGE.”) When you make a partial withdrawal, we will reduce the amount that is guaranteed under IPP II by the amount of the proportional withdrawal (“IPP II Proportional Withdrawal”). An IPP II Proportional Withdrawal is equal to the amount withdrawn from the policy (including any amount withdrawn for the surrender charge) divided by the Accumulation Value immediately preceding the withdrawal, multiplied by the amount that is guaranteed immediately preceding the withdrawal.

Please note that benefits payable under IPP II are payable from NYLIAC’s general account and are subject to the claims paying ability of NYLIAC. No third party guarantees are involved.

The amount that is guaranteed under IPP II is as follows:

(i)

At the time of application: The amount that is guaranteed will equal the initial premium payment and any Premium Credit thereon plus any additional premium payments, Premium Credits and Breakpoint Credits, if any, thereon we receive in the first Policy Year, less all IPP II Proportional Withdrawals. Premium payments made after the first Policy Year will not be included in the amount that is guaranteed. IPP II will take effect on the Policy Date.

(ii)

Resetting the guaranteed amount (“IPP II Rider Reset”): You may request to reset the amount that is guaranteed at any time while IPP II is in effect as long as you and the Annuitant are age 78 or younger. To reset the guaranteed amount, you must send a written request in Good Order to VPSC at one of the addresses listed in Question 16 of this Prospectus. The reset will take effect on the Policy Anniversary immediately following the date we receive your request to reset. The amount that is guaranteed will equal the Accumulation Value on the next Policy Anniversary, less all IPP II Proportional Withdrawals taken after the reset. We may also set a new charge for IPP II and the Rider Risk Charge Adjustment on that Policy Anniversary. (See “OTHER CHARGES—INVESTMENT PROTECTION PLAN II RIDER CHARGE” and “OTHER CHARGES—RIDER RISK CHARGE ADJUSTMENT.”). Typically, you would effect a reset in order to increase the guaranteed amount under IPP II. Please note that if you reset the guaranteed amount under IPP II, you will not be eligible to receive a one-time adjustment to your Accumulation Value until the 12th policy anniversary after the effective date of any reset.

A policyowner may cancel a request to reset the guaranteed amount at any time prior to or within 30 days after the effective date of the reset. If you cancel your request to reset, no change will be made to IPP II’s effective date, maturity date, charge rate or the Rider Risk Charge Adjustment.

You will only be allowed to allocate your premium payments to certain Allocation Options and the DCA Advantage Account. You may not allocate more than 25% of your initial premium payment to the Fixed Account. The Fixed Account is not available for policies issued in the State of New York. In addition, the Fixed Account is not available in the State of Washington if the IPP II Rider is selected. The allowable Allocation Options under IPP II are as follows:

Fixed Account*

MainStay VP Absolute Return Multi-Strategy – Service Class

MainStay VP Balanced – Service Class

MainStay VP Bond – Service Class

MainStay VP Conservative Allocation – Service Class

MainStay VP Convertible – Service Class

MainStay VP Floating Rate – Service Class

MainStay VP Government – Service Class

MainStay VP High Yield Corporate Bond – Service Class

MainStay VP Income Builder – Service Class

MainStay VP Janus Balanced – Service Class

MainStay VP MFS® Utilities – Service Class

MainStay VP Moderate Allocation – Service Class

MainStay VP Moderate Growth Allocation – Service Class

MainStay VP PIMCO Real Return – Service Class

MainStay VP U.S. Government Money Market—Initial Class

MainStay VP Unconstrained Bond – Service Class

BlackRock® Global Allocation V.I. Fund – Class III Shares

BlackRock® High Yield V.I. Fund – Class III Shares

Columbia Variable Portfolio – Emerging Markets Bond Fund – Class 2

Deutsche Alternative Asset Allocation VIP – Class B

PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged) – Advisor Class

PIMCO VIT Low Duration Portfolio – Advisor Class

PIMCO VIT Total Return Portfolio – Advisor Class

*	You may not allocate more than 25% of your initial premium payment to the Fixed Account.

The Investment Division restrictions associated with the IPP II Rider seek to moderate overall volatility or hedge against downmarket volatility, and may limit your participation in positive investment performance. Other investment options that are available if you do not select the IPP II Rider may offer the potential for higher returns. You should consult with your registered representative and carefully consider whether the Investment Division restrictions associated with the IPP II Rider meet your investment objectives and risk tolerance.

With IPP II, you do not have to surrender the policy in order to receive any applicable benefit. You will be eligible to receive the benefit (if applicable) under IPP II on the 12th Policy Anniversary after the later of the Policy Date or the effective date of any reset. You do not need to take any action. We will inform you in writing in the event that you are eligible to receive a one-time adjustment to your Accumulation Value. We will also inform you of your options in the event that such one-time adjustment is made to your Accumulation Value which are to (i) surrender the policy and receive the adjusted Accumulation Value (which may be subject to surrender charges), or (ii) continue the policy at the adjusted Accumulation Value, which is subject to market fluctuation. If you are eligible to receive an adjustment, we will credit an amount to your Accumulation Value pro rata in accordance with your allocations currently on file. If you surrender the policy, amounts paid to you under the terms of IPP II may be taxable and you may be subject to a 10% tax penalty if such amounts are paid before you reach age 59½.

You may cancel IPP II within 30 days after delivery of the policy. To cancel, you must return IPP II to VPSC at one of the addresses listed in Question 16 of this Prospectus or to the registered representative through whom you purchased it with a written request for cancellation. Upon receipt of this request, we will promptly cancel IPP II and refund any IPP II charges which may have been deducted. After this 30-day period, you still have the right to discontinue IPP II. However, we will deduct a Rider Risk Charge Adjustment from your Accumulation Value and we will not refund any IPP II charges that may have been deducted. (See “OTHER CHARGES—RIDER RISK CHARGE ADJUSTMENT.”) The cancellation of IPP II after the 30-day period will be effective as of the date VPSC receives your cancellation request.

IPP II is available with all Non-Qualified policies, IRA, SEP IRA, Simple IRA and Roth IRA policies if the policyowner is age 75 or younger on the rider effective date. The rider is not available on TSA and Inherited IRA policies.

IPP II will provide no benefit if you surrender the policy before the Policy Anniversary on which you are eligible to receive a potential one-time adjustment to your Accumulation Value. Therefore, you should select IPP II only if you intend to keep the policy for at least 12 years.

Partial withdrawals will reduce the guaranteed amount and the amount of charges assessed for IPP II. However, please note that charges assessed for IPP II prior to the date of any partial withdrawal (including required minimum distributions from IRAs) will not be retroactively adjusted.

We have set forth below an example of how the benefit from IPP II may be realized and how partial withdrawals (including required minimum distributions from IRAs) will impact the guaranteed amount. In this example, we have assumed the following:

(1) IPP II is selected at the time of application;

(2) An initial premium payment of $100,000 is made;

(3) A Credit of $4,000 (based on the Premium Credit Rate at time of application) is applied to your policy;

(4) No additional premium payments are made;

(5) A withdrawal of $20,000 is made in the eighth policy year;

(6) The Accumulation Value immediately preceding the withdrawal has decreased to $80,000; and

(7) The Accumulation value on the 12th Policy Anniversary has decreased to $50,000.

The guaranteed amount at the time of application was $104,000. When the partial withdrawal was made in the eighth Policy Year, we reduced the guaranteed amount by the amount of the IPP II Proportional Withdrawal. We calculated the amount of the IPP II Proportional Withdrawal by taking the requested withdrawal amount, dividing it by the Accumulation Value immediately preceding the withdrawal, and then multiplying that number by the guaranteed amount immediately preceding the withdrawal.

IPP II Proportional Withdrawal = ($20,000/$80,000) x $104,000 = $26,000

To determine the new guaranteed amount after the withdrawal, we subtracted the amount of the IPP II Proportional Withdrawal from the initial guaranteed amount: ($104,000 – $26,000) = $78,000. On the 12th Policy Anniversary the Accumulation Value ($50,000) is less than the guaranteed amount of $78,000. Therefore, you are eligible to receive a one-time adjustment to your Accumulation Value of $28,000 and the rider will end. You would not have been eligible to receive this adjustment to your Accumulation Value if you had not purchased the IPP II Rider.

(f) Guaranteed Investment Protection Rider (optional)

The Guaranteed Investment Protection Rider (“GIPR”) can only be selected at the time of application. If you selected GIPR, you will be eligible to receive a one-time adjustment to your Accumulation Value in the event that your Accumulation Value is less than the amount guaranteed under GIPR on the 12th policy anniversary of the effective date of GIPR (or the 12th policy anniversary of any reset of GIPR). GIPR will end on the 12th policy anniversary of the rider effective date (or the most recent reset of GIPR). While GIPR is in effect, we will deduct a charge from your Investment Divisions and DCA Advantage Account on a pro-rata basis on each policy quarter. (See “OTHER CHARGES—Guaranteed Investment Protection Rider Charge (optional).”) When you make a partial withdrawal, we will reduce the amount that is guaranteed under GIPR by the amount of the proportional withdrawal (“GIPR Proportional Withdrawal”). A GIPR Proportional Withdrawal is equal to the amount withdrawn from the policy (including any amount withdrawn for the surrender charge) divided by the Accumulation Value immediately preceding the withdrawal, multiplied by the amount that is guaranteed immediately preceding the withdrawal.

Please note that benefits payable under GIPR are payable from NYLIAC’s general account and are subject to the claims paying ability of NYLIAC. No third party guarantees are involved.

The amount that is guaranteed under GIPR is as follows:

(i)	At the time of application: The amount that is guaranteed will equal the initial premium payment and any Premium Credit thereon plus any additional premium payments, Premium Credits and Breakpoint Credits, if any, thereon we receive in the first Policy Year, less all GIPR Proportional Withdrawals. Premium payments made after the first Policy Year will not be included in the amount that is guaranteed. GIPR will take effect on the Policy Date.

(ii)

Resetting the guaranteed amount (“GIPR Rider Reset”): You may request to reset the amount that is guaranteed at any time while GIPR is in effect as long as you and the Annuitant are age 78 or younger. To reset the guaranteed amount, you must send a written request in Good Order to VPSC at one of the addresses listed in Question 16 of this Prospectus. The reset will take effect on the Policy Anniversary immediately following the date we receive your request to reset. The amount that is guaranteed will equal the Accumulation Value on the next Policy Anniversary, less all GIPR Proportional Withdrawals taken after the reset. We may also set a new charge for GIPR and the Rider Risk Charge Adjustment on that Policy Anniversary. (See “OTHER CHARGES— Guaranteed Investment Protection Rider Charge (optional).” and “OTHER CHARGES—Rider Risk Charge Adjustment (optional).”). Typically, you would effect a reset in order to increase the guaranteed amount under GIPR. Please note that if you reset the guaranteed amount under GIPR, you will not be eligible to receive a one-time adjustment to your Accumulation Value until the 12th policy anniversary after the effective date of any reset.

A policyowner may cancel a request to reset the guaranteed amount at any time prior to or within 30 days after the effective date of the reset. If you cancel your request to reset, no change will be made to GIPR’s effective date, maturity date, charge rate or the Rider Risk Charge Adjustment.

You will be allowed to allocate your premium payments to the Allocation Options and the DCA Advantage Account subject to the restrictions set forth in Appendix 2. You may not allocate any monies to the Fixed Account while GIPR is in effect. Upon any termination of GIPR, the Fixed Account will be an available investment option. Also, Traditional DCA is not available with GIPR. The Fixed Account is not available for policies issued in the State of New York. If you select GIPR, Investment Division restrictions will apply to the Investment Divisions that you may choose during the accumulation phase. These restrictions will limit the amount you can allocate to the Investment Divisions. You may allocate your premium payment to Investment Divisions in the Asset Allocation Categories in accordance with the specified thresholds, or to one of the available Asset Allocation Models. Individual transfers between Investment Divisions, the DCA Advantage Account and/or Asset Allocation Models are not allowed. Each policy quarter, we will automatically rebalance your current allocations to conform to your most recent allocation instructions. If you wish to complete an individual transfer between the Investment Divisions, or change to a different Asset Allocation Model, you must send a reallocation form to VPSC at one of the addresses in Question 16 of this Prospectus. The Asset Allocation Categories and the Asset Allocation Models available with GIPR are set forth in Appendix 2.

The Investment Division restrictions associated with the GIPR Rider seek to moderate overall volatility or hedge against downmarket volatility, and may limit your participation in positive investment performance. Other investment options that are available if you do not select the GIPR Rider may offer the potential for higher returns. You should consult with your registered representative and carefully consider whether the Investment Division restrictions associated with the GIPR Rider meet your investment objectives and risk tolerance.

With GIPR, you do not have to surrender the policy in order to receive any applicable benefit. You will be eligible to receive the benefit (if applicable) under GIPR on the 12th Policy Anniversary after the later of the Policy Date or the effective date of any reset. You do not need to take any action. We will inform you in writing in the event that you are eligible to receive a one-time adjustment to your Accumulation Value. We will also inform you of your options in the event that such one-time adjustment is made to your Accumulation Value which are to (i) surrender the policy and receive the adjusted Accumulation Value (which may be subject to surrender charges), or (ii) continue the policy at the adjusted Accumulation Value, which is subject to market fluctuation. If you are eligible to receive an adjustment, we will credit an amount to your Accumulation Value pro rata in accordance with your allocations currently on file. If you surrender the policy, amounts paid to you under the terms of GIPR may be taxable and you may be subject to a 10% tax penalty if such amounts are paid before you reach age 59 1/2.

You may cancel GIPR within 30 days after delivery of the policy. To cancel, you must return GIPR to VPSC at one of the addresses listed in Question 16 of this Prospectus or to the registered representative through whom you purchased it with a written request for cancellation. Upon receipt of this request, we will promptly cancel GIPR and refund any GIPR charges which may have been deducted. After this 30-day period, you still have the right to discontinue GIPR. However, we will deduct a Rider Risk Charge Adjustment from your Investment Divisions and DCA Advantage Account on a pro-rata basis and we will not refund any GIPR charges that may have been deducted. (See “OTHER CHARGES—Rider Risk Charge Adjustment (optional).”) Certain jurisdictions may not permit us to assess a Rider Risk Charge Adjustment; for more information, contact your registered representative. The cancellation of GIPR after the 30-day period will be effective as of the date VPSC receives your cancellation request. You should consider the cost of cancelling GIPR prior to selecting it.

GIPR is available with all Non-Qualified, IRA, SEP IRA, Simple IRA, Roth IRA, Keogh and Pension policies if the policyowner is age 75 or younger on the rider effective date. The rider is not available on TSA and Inherited IRA policies.

GIPR will provide no benefit if you surrender the policy before the Policy Anniversary on which you are eligible to receive a potential one-time adjustment to your Accumulation Value. Therefore, you should select GIPR only if you intend to keep the policy for at least 12 years.

Upon your death, GIPR and the policy will terminate unless your spouse chooses to continue the policy. Your spouse must be the sole primary beneficiary in order to continue GIPR and the policy. If your spouse chooses to continue GIPR and the policy, no death benefit proceeds will be paid upon your death.

Partial withdrawals will reduce the guaranteed amount and the amount of charges assessed for GIPR. While GIPR is in effect, partial withdrawals will be deducted pro rata from the Allocation Options and/or the DCA Advantage Account. However, please note that charges assessed for GIPR prior to the date of any partial withdrawal (including required minimum distributions from IRAs) will not be retroactively adjusted.

We have set forth below an example of how the benefit from GIPR may be realized and how partial withdrawals (including required minimum distributions from IRAs) will impact the guaranteed amount. In this example, we have assumed the following:

(1) GIPR is selected at the time of application;

(2) An initial premium payment of $100,000 is made;

(3) A Credit of $4,000 (based on the Premium Credit Rates at the time of application) is applied to your policy;

(4) No additional premium payments are made;

(5) A withdrawal of $20,000 is made in the eighth policy year;

(6) The Accumulation Value immediately preceding the withdrawal has decreased to $80,000; and

(7) The Accumulation value on the 12th Policy Anniversary has decreased to $50,000.

The guaranteed amount at the time of application was $104,000. When the partial withdrawal was made in the eighth Policy Year, we reduced the guaranteed amount by the amount of the GIPR Proportional Withdrawal. We calculated the amount of the GIPR Proportional Withdrawal by taking the requested withdrawal amount, dividing it by the Accumulation Value immediately preceding the withdrawal, and then multiplying that number by the guaranteed amount immediately preceding the withdrawal.

GIPR Proportional Withdrawal = ($20,000/$80,000) x $104,000 = $26,000

To determine the new guaranteed amount after the withdrawal, we subtracted the amount of the GIPR Proportional Withdrawal from the initial guaranteed amount: ($104,000 – $26,000) = $78,000. On the 12th Policy Anniversary the Accumulation Value ($50,000) is less than the guaranteed amount of $78,000. Therefore, you are eligible to receive a one-time adjustment to your Accumulation Value of $28,000 and the rider will end. You would not have been eligible to receive this adjustment to your Accumulation Value if you had not purchased the GIPR Rider.

(g) Guaranteed Investment Protection Rider 2.0 (optional)

The Guaranteed Investment Protection Rider 2.0 (“GIPR 2.0”) can only be selected at the time of application. GIPR 2.0 allows you to choose among 5 different holding periods, or terms. If you select GIPR 2.0, you will be eligible to receive a one-time adjustment to your Accumulation Value in the event that your Accumulation Value is less than the amount guaranteed under GIPR 2.0 on the applicable policy anniversary of the rider effective date (or most recent reset date) for the term you choose. You may request to reset the guaranteed amount under certain circumstances, as described below. Certain features of GIPR 2.0 relating to the 20 year rider term may not be available in all jurisdictions; contact your registered representative for more information.

GIPR 2.0 will end on the applicable policy anniversary of the rider effective date (or most recent reset date) for the term you choose. The applicable policy anniversary depends on the term you choose. While GIPR 2.0 is in effect, we will deduct a charge from your Investment Divisions and DCA Advantage Account on a pro-rata basis on each policy quarter. (See “OTHER CHARGES—Guaranteed Investment Protection Rider 2.0 Charge (optional).”) When you make a partial withdrawal, we will reduce the amount that is guaranteed under GIPR 2.0 by the amount of the proportional withdrawal (“GIPR 2.0 Proportional Withdrawal”). A GIPR 2.0 Proportional Withdrawal is equal to the amount withdrawn from the policy (including any amount withdrawn for the surrender charge) divided by the Accumulation Value immediately preceding the withdrawal, multiplied by the amount that is guaranteed immediately preceding the withdrawal.

Please note that benefits payable under GIPR 2.0 are payable from NYLIAC’s general account and are subject to the claims paying ability of NYLIAC. No third party guarantees are involved.

The amount that is guaranteed under GIPR 2.0 is as follows:

(i)	At the time of application for 12, 13, 14, or 15 year terms: The amount that is guaranteed will equal 100% of the sum of all premium payments and Premium Credits thereon that we receive in the first Policy Year, less all GIPR 2.0 Proportional Withdrawals.

(ii)	At the time of application for the 20 year term: The amount that is guaranteed will equal 150% of the sum of all premium payments, and Premium Credits thereon that we receive in the first Policy Year, less all GIPR 2.0 Proportional Withdrawals.

(iii)	For all terms, premium payments made after the first Policy Year will not be included in the amount that is guaranteed. GIPR 2.0 will take effect on the Policy Date.

(iv)	Resetting the guaranteed amount (“GIPR 2.0 Rider Reset”):

You may request to reset the amount that is guaranteed at any time while GIPR 2.0 is in effect as long as you and the Annuitant are age 75 or younger (for the 12, 13, 14 and 15 year terms), or age 70 or younger (for the 20 year term). To reset the guaranteed amount, you must send a written request in Good Order to VPSC at one of the addresses listed in Question 16 of this Prospectus. The reset will take effect on the Policy Anniversary immediately following the date we receive your request to reset. We may also set a new charge for the rider and the Rider Risk Charge Adjustment on that Policy Anniversary. The amount that is guaranteed will be increased to equal the Accumulation Value (for 12-15 year terms) or 150% of the Accumulation Value (for the 20 year term), on the next Policy Anniversary, less all GIPR 2.0 Proportional Withdrawals taken after the reset. We may also set a new charge for GIPR 2.0 and the Rider Risk Charge Adjustment on that Policy Anniversary. (See “OTHER CHARGES—Guaranteed Investment Protection Rider 2.0 Charge (optional).” and “OTHER CHARGES—Rider Risk Charge Adjustment (optional).”). Typically, you would decide to reset in order to increase the guaranteed amount under GIPR 2.0. Please note that if you reset the guaranteed amount under GIPR 2.0, you will not be eligible to receive a one-time adjustment to your Accumulation Value until the policy anniversary applicable to the original rider term you chose after the effective date of any reset. In most jurisdictions, we can suspend your right to reset the guaranteed amount at any time; contact your registered representative for more information.

A policyowner may cancel a request to reset the guaranteed amount at any time prior to or within 30 days after the effective date of the reset. If you cancel your request to reset, no change will be made to GIPR 2.0’s effective date, maturity date, charge rate or the Rider Risk Charge Adjustment.

If you select GIPR 2.0, you will be allowed to allocate your premium payments to the Allocation Options and the DCA Advantage Account subject to the restrictions set forth in Appendix 2.

You may not allocate any monies to the Fixed Account while GIPR 2.0 is in effect. Upon any termination of GIPR 2.0, the Fixed Account will be an available investment option. Also, Traditional DCA is not available with GIPR 2.0. The Fixed Account is not available for policies issued in the State of New York.

If you select GIPR 2.0, we will limit the amount you can allocate to the Investment Divisions. You may allocate your premium payment to Investment Divisions in the Asset Allocation Categories in accordance with the specified thresholds, or to one of the available 2014 Asset Allocation Models. Individual transfers between Investment Divisions, the DCA Advantage Account and/or Asset Allocation Models are not allowed. If you wish to complete an individual transfer between the Investment Divisions, or change to a different Asset Allocation Model, you must send a reallocation form to VPSC at one of the addresses in Question 16 of this Prospectus. Each policy quarter, we will automatically rebalance your current allocations to conform to your most recent allocation instructions. The Investment Division restrictions associated with the GIPR 2.0 Rider seek to moderate overall volatility or hedge against downmarket volatility, and may limit your participation in positive investment performance. Other investment options that are available if you do not select the GIPR 2.0 Rider may offer the potential for higher returns. You should consult with your registered representative and carefully consider whether the Investment Division restrictions associated with GIPR 2.0 meet your investment objectives and risk tolerance. The Asset Allocation Categories and the Asset Allocation Models available with GIPR 2.0 are set forth in Appendix 2.

If you choose to reset your guaranteed amount, the restrictions on investment allocations may change. These changes could include an adjustment to the minimum and/or maximum allocation percentages available under the Asset Allocation Categories, adding or removing Asset Allocation Models, or discontinuing the availability of the DCA Advantage Account.

With GIPR 2.0, you do not have to surrender the policy in order to receive any applicable benefit. You will be eligible to receive the benefit (if applicable) on the Policy Anniversary for the term you chose after the later of the Policy Date or the most recent reset date. You do not need to take any action. We will inform you in writing in the event that you are eligible to receive a one-time adjustment to your Accumulation Value. We will also inform you of your options in the event that such one-time adjustment is made to your Accumulation Value which are to (i) surrender the policy and receive the adjusted Accumulation Value (which may be subject to surrender charges), or (ii) continue the policy at the adjusted Accumulation Value, which is subject to market fluctuation. If you are eligible to receive an adjustment, we will credit an amount to your Accumulation Value pro rata in accordance with your allocations currently on file. If you surrender the policy, amounts paid to you under GIPR 2.0 may be taxable and you may be subject to a 10% tax penalty if such amounts are paid before you reach age 59 1/2.

You may cancel GIPR 2.0 within 30 days after delivery of the policy. To cancel, you must return GIPR 2.0 to VPSC at one of the addresses listed in Question 16 of this Prospectus or to the registered representative through whom you purchased it with a written request for cancellation. Upon receipt of this request, we will promptly cancel GIPR 2.0 and refund any GIPR 2.0 charges which may have been deducted. After this 30-day period, you still have the right to discontinue GIPR 2.0. However, we will deduct a Rider Risk Charge Adjustment from your Investment Divisions and DCA Advantage Account on a pro-rata basis and we will not refund any GIPR 2.0 charges that may have been deducted. (See “OTHER CHARGES—Rider Risk Charge Adjustment (optional).”) Certain jurisdictions may not permit us to assess a Rider Risk Charge Adjustment; for more information, contact your registered representative. The cancellation of GIPR 2.0 after the 30-day period will be effective as of the date VPSC receives your cancellation request. You should consider the cost of cancelling GIPR prior to selecting it.

GIPR 2.0 is available with all Non-Qualified, IRA, SEP IRA, Simple IRA, Roth IRA, Keogh and Pension policies if the policyowner is age 75 or younger (70 or younger for the 20-year term) on the rider effective date. The rider is not available on TSA and Inherited IRA policies.

GIPR 2.0 will provide no benefit if you surrender the policy before the Policy Anniversary on which you are eligible to receive a potential one-time adjustment to your Accumulation Value. Therefore, you should select GIPR 2.0 only if you intend to keep the policy for at least the rider term you choose (12-15 or 20 years).

In most jurisdictions, GIPR 2.0 will terminate if an ownership change or assignment of the policy is made, other than as explicitly described in the rider. However, for policies issued in New York and California, we will not terminate GIPR 2.0 upon a change of ownership or an assignment

Upon your death, GIPR 2.0 and the policy will terminate unless your spouse chooses to continue the policy. Your spouse must be the sole primary beneficiary in order to continue GIPR 2.0 and the policy. If your spouse chooses to continue GIPR 2.0 and the policy, no death benefit proceeds will be paid upon your death.

Partial withdrawals will reduce the guaranteed amount and the amount of charges assessed for GIPR 2.0. While GIPR 2.0 is in effect, partial withdrawals will be deducted pro rata from the Allocation Options and/or the DCA Advantage Account. However, please note that charges assessed for GIPR 2.0 prior to the date of any partial withdrawal (including required minimum distributions from IRAs) will not be retroactively adjusted. It is important to note that if you take partial withdrawals (including required minimum distributions from IRAs) while GIPR 2.0 is in effect, you may not be able to receive the full value of GIPR 2.0. As a result, GIPR 2.0 may not be appropriate for you if you intend to take partial withdrawals (including required minimum distributions from IRAs) before the end of the rider term you choose. You should consult your tax advisor if you have any questions about the use of GIPR 2.0 in your tax situation.

We have set forth below an example of how the benefit from GIPR 2.0 may be realized and how partial withdrawals (including required minimum distributions from IRAs) will impact the guaranteed amount. In this example, we have assumed the following:

(1) GIPR 2.0 with a 12, 13, 14, or 15 year term is selected at the time of application;

(2) An initial premium payment of $100,000 is made;

(3) A Credit of $4,000 (based on the Premium Credit Rates at the time of application) is applied to your policy;

(4) No additional premium payments are made;

(5) A withdrawal of $20,000 is made in the eighth policy year;

(6) The Accumulation Value immediately preceding the withdrawal has decreased to $80,000; and

(7) The Accumulation Value on the Policy Anniversary corresponding to the term you chose has decreased to $50,000.

The guaranteed amount when we issued the policy was $104,000. When the partial withdrawal was made in the eighth Policy Year, we reduced the guaranteed amount by the amount of the GIPR 2.0 Proportional Withdrawal. We calculated the amount of the GIPR 2.0 Proportional Withdrawal by taking the requested withdrawal amount, dividing it by the Accumulation Value immediately preceding the withdrawal, and then multiplying that number by the guaranteed amount immediately preceding the withdrawal.

GIPR 2.0 Proportional Withdrawal = ($20,000/$80,000) x $104,000 = $26,000

To determine the new guaranteed amount after the withdrawal, we subtracted the amount of the GIPR 2.0 Proportional Withdrawal from the initial guaranteed amount: ($104,000 – $26,000) = $78,000.

On the Policy Anniversary for the term you chose, the Accumulation Value ($50,000) is less than the guaranteed amount of $78,000. Therefore, you are eligible to receive a one-time adjustment to your Accumulation Value of $28,000.

If you had chosen the 20-year term, the guaranteed amount would have been $117,000 (150% of $78,000), and the one time adjustment would be $67,000.

After the adjustment is paid, the rider will end. You would not have been eligible to receive this adjustment to your Accumulation Value if you had not purchased the GIPR 2.0 Rider.

GIPR 2.0 Death Benefit. If the policyowner dies within two Policy Years of the last day of the Rider term then in effect, the death benefit will equal the guaranteed amount for that Rider term, if that guaranteed amount is higher than the Accumulation Value or Adjusted Death Benefit Premium Payments on the date of death. For policies issued in New York, the death benefit for the 20-year rider term is 100% of the premium payments made in the first policy year (less any GIPR 2.0 Proportional Withdrawals) if that amount is higher than the death benefit available under the policy. However, if there is an ADBR Rider in effect, and the death benefit under the ADBR Rider is higher than the Accumulation Value or the

GIPR 2.0 guaranteed amount, we will pay the death benefit available under the ADBR Rider. Payment of a death benefit terminates the GIPR 2.0 rider.

(h) Enhanced Beneficiary Benefit Rider (optional)

The Enhanced Beneficiary Benefit (EBB) Rider is available only at the time of application. The EBB Rider is not available with the Annual Death Benefit Reset Rider (ADBR) in the State of New Jersey. The EBB Rider is available on Non-Qualified Policies and, where permitted by the IRS, also on Qualified Policies. The EBB Rider can increase the death benefit if you die before the Annuity Commencement Date. If you selected this Rider, the EBB, in addition to the amount payable under the terms of your policy, may be payable to your Beneficiary(ies) if you die prior to the Annuity Commencement Date. Therefore, under this Rider, the total death benefit payable will be the greatest of any of the amounts payable as described in the Death Before Annuity Commencement section of the Prospectus plus the EBB, if any.

While this rider is in effect, we will deduct a charge from your Accumulation Value each policy quarter. (See “CHARGES AND DEDUCTIONS—Other Charges—Enhanced Beneficiary Benefit Rider Charge.”)

The payment under the EBB Rider is calculated as a percentage of any gain in the policy as of the date we receive a request in Good Order to pay death benefit proceeds at VPSC. The applicable percentage varies based upon your age. As of the date of this Prospectus, the applicable percentages are as follows: 50% where the owner is 70 or younger, and 25% where the owner is 71 to 75 inclusive. We may change the applicable percentages under the EBB Rider from time to time, within the following ranges:

Age of Owner at Issue	Range of Applicable Percentages
70 or younger	Not less than 40% nor greater than 60%
71 to 75 inclusive	Not less than 20% nor greater than 40%

When you select the EBB Rider, the applicable percentage will appear on your Policy Data Page. The applicable percentage for the policy will not change once the policy is issued. Please check with your registered representative for further details.

The Gain equals the policy’s Accumulation Value minus the Adjusted Premium Payments. Adjusted Premium Payments are the total of all premium payments less proportional withdrawals (“EBB Proportional Withdrawals”). EBB Proportional Withdrawals are the amount(s) withdrawn from the policy (including any surrender charges, if applicable) divided by the policy’s Accumulation Value immediately preceding the withdrawal, multiplied by the total of all Adjusted Premium Payments immediately preceding the withdrawal.

If more than one Beneficiary is named, each Beneficiary will be paid a pro rata portion of the EBB. The EBB will be calculated for a Beneficiary on each date that we receive all necessary requirements to pay such Beneficiary at VPSC. Due to market fluctuations, the EBB may increase or decrease and Beneficiaries may therefore be paid different amounts.

The maximum amount payable under the EBB Rider, regardless of the Gain, is equal to a percentage of Adjusted Premium Payments. As of the date of this Prospectus, the applicable percentages are as follows: 100% where the owner is 70 or younger, and 75% where the owner is 71 to 75 inclusive. We may change the applicable percentages under the EBB Rider from time to time, but the maximum amount payable will not exceed 200% of Adjusted Premium Payments. If you select this rider, the applicable percentage will appear on your Policy Data Page. Please check with your registered representative for further details.

There will be no payment under the EBB Rider if on the date we calculate the EBB: 1) there is no Gain, 2) the policy’s Accumulation Value is less than your premium payments made and not previously withdrawn, or 3) the rider has ended or terminated. The EBB Rider will end on the earliest of the following: 1) on the Annuity Commencement Date, 2) if you surrender the policy, 3) if your spouse, as the sole primary Beneficiary, elects to continue the policy upon your death (see THE POLICIES—Riders—Enhanced Spousal Continuance Rider), 4) if we elect to terminate the policy pursuant to the policy’s termination provision, or 5) if you transfer ownership of the policy. As discussed below in “THE POLICIES—Riders—Enhanced Spousal Continuance Rider”, if upon your death prior to the Annuity Commencement Date your spouse elects to continue the policy as the new owner (and Annuitant, if you are the Annuitant), the Accumulation Value will be adjusted (as of the date we receive due proof of death and all other requirements at VPSC) to equal the greatest of any of the amounts payable as described in the Death Before Annuity Commencement section of the Prospectus, plus, if applicable, any EBB provided by the EBB Rider. This rider cannot be cancelled without surrendering your policy.

You will forfeit any benefits under the EBB Rider if you elect to receive Income Payments, or surrender or transfer your policy. If you expect to do any of these, the EBB Rider may not be appropriate for you.

Below is an example of how the benefit of this Rider may be realized and how withdrawals impact the benefit under this Rider. In this example, we assume the following:

1.	The rider is elected at the time of application;

2.	You purchase this policy with a $200,000 initial premium payment (no additional premium payments are made);

3.	A withdrawal of $20,000 is made in the fourth Policy Year;

4.	Immediately preceding the withdrawal, the Accumulation Value has increased to $250,000, and the total Adjusted Premium Payments equaled $200,000 (since there have been no previous withdrawals);

5.	If You die in the fifth Policy Year and the Accumulation Value of the policy has increased once again to $250,000 as of the date we receive the necessary requirements to pay the death benefit; and

6.	The Enhanced Beneficiary Benefit Rider percentage equals 50%.

First, the Proportional Withdrawal amount is calculated (withdrawal amount divided by the Accumulation Value immediately preceding the withdrawal, multiplied by the Adjusted Premium Payments immediately preceding the withdrawal):

Proportional Withdrawal = ($20,000/$250,000) x $200,000 = $16,000

Second, the amount of current Adjusted Premium Payments (after the withdrawal) is calculated (total of all premium payments minus EBB Proportional Withdrawals):

Adjusted Premium Payments = $200,000 – $16,000 = $184,000

Third, the Gain is calculated (Accumulation Value – Adjusted Premium Payments):

Gain = $250,000 – $184,000 = $66,000

Finally, the Enhanced Beneficiary Benefit amount is calculated (Gain multiplied by the applicable EBB rider percentage):

Enhanced Beneficiary Benefit = $66,000 x 50% = $33,000

In this example, the Enhanced Beneficiary Benefit is equal to $33,000. This amount would be payable in addition to the guaranteed death benefit amount under the policy.

(i) Enhanced Spousal Continuance Rider (optional)

If you selected the EBB Rider at the time of application (see above), your policy will, subject to jurisdiction availability, also include the Enhanced Spousal Continuance Rider (“ESC Rider”) at no charge. The ESC Rider is not included on policies sold in connection with Section 403(b) tax-sheltered annuities.

Under the ESC Rider, if your spouse is the sole primary Beneficiary, upon your death prior to the Annuity Commencement Date, your spouse may elect to continue the policy as the new owner (and Annuitant, if you are also the Annuitant). If the election is made, the Accumulation Value will be adjusted (as of the date we receive due proof of death and all other requirements at VPSC) to equal the greatest of any of the amounts payable as described in the Death Before Annuity Commencement section of the Prospectus, plus, if applicable, any EBB provided by the EBB Rider. Unless we notify you otherwise, any additional Accumulation Value calculated under the ESC Rider will be allocated to the policy according to the premium allocation instructions on record (excluding the DCA Advantage Account).

The ESC Rider ends upon the earliest of the following: 1) if you surrender the policy, 2) if Income Payments begin, 3) once the ESC Rider has been exercised, or 4) if you transfer ownership of the policy to someone other than your spouse. This rider cannot be cancelled without surrendering your policy.

Upon exercising the ESC Rider and continuing the policy, the EBB Rider and the quarterly charges for the EBB Rider will cease. All other policy provisions will continue as if your spouse had purchased the policy on the original Policy Date.

(j) Annual Death Benefit Reset (ADBR) Rider (optional)

You may enhance your Policy’s standard death benefit by purchasing the optional ADBR Rider. The ADBR Rider is available only at the time of application. The ADBR Rider is not available with the EBB Rider in the State of New Jersey. If you select this rider and you die prior to the Annuity Commencement Date, we will pay an amount as proceeds to the designated Beneficiary, as of the date we receive proof of death and all requirements necessary to make the payment at VPSC. For policies owned by a grantor trust, all of whose grantors are individuals, benefits will be paid upon the death of any grantor. The amount will be the greatest of:

(a)	the Accumulation Value, less any (outstanding loan balance and any) Premium Credits credited to the Accumulation Value if the Credits occurred within the immediately preceding twelve months of the date of death (unless prohibited by state law);

(b)	the Adjusted Death Benefit Premium Payments; or

(c)	the “Reset Value”, as defined in the next paragraph, plus any additional premium payments made since the most recent “Reset Anniversary”, and less (i) any Premium Credits, if credited to the policy within the twelve months immediately preceding death and (ii) any proportional withdrawals (“ADBR Proportional Withdrawals”) made since the most recent Reset Anniversary. (Deduction of Premium Credits is not permitted in certain states; contact your registered representative for more information.); or

(d)	any death benefit available under any other rider attached to the Policy.

We automatically calculate the Reset Value, with respect to any policy, every year from the Policy Date (“Reset Anniversary”) until you reach age 80 (or the Annuitant if the Owner is not a natural person). For policies owned by a grantor trust, the Reset Value will be recalculated until any grantor reaches age 80. On the first Policy Anniversary, the Reset Value is defined as the greater of (a) the Accumulation Value on the first Policy Anniversary; and (b) the Adjusted Death Benefit Premium Payments. The Reset Value on the second and each subsequent Reset Anniversary is defined as the greater of (a) the Accumulation Value on the current Reset Anniversary; and (b) the Reset Value on the prior Reset Anniversary plus any Premium Payments made and, if applicable, any Premium Credits applied since the prior Reset Anniversary, less any ADBR Proportional Withdrawals since the prior Reset Anniversary

If you selected the ADBR Rider after May 1, 2011, the rider benefit will no longer reset after the Owner’s death or for grantor trust owned policies, the death of any grantor. The only exception is if the policy remains inforce under the spousal option provision of the Policy, if available. If the Owner is not a natural person, or a grantor trust, the rider benefit will no longer reset after the death of the Annuitant. In addition, in jurisdictions where approved, if an ownership change or assignment of the policy is made, other than as explicitly described in the rider, the rider will terminate and no Reset Value will be payable. If the rider is terminated, the death benefit payable will be the benefit provided in the Death Before Annuity Commencement section of this Prospectus.

An ADBR Proportional Withdrawal is an amount equal to the amount withdrawn from the policy, after the first Policy Anniversary, (including applicable surrender charges), divided by the policy’s Accumulation Value immediately preceding the withdrawal, multiplied by the Reset Value immediately preceding the withdrawal.

We have set forth below an example of how the ADBR Rider works for an owner who is age 63. The current annual rider charge is 0.30% of the Reset Value as of the last Policy Anniversary, deducted quarterly. In this example, we have assumed the following:

(1)	you purchase this policy with a $200,000 initial premium payment (no additional premium payments are made); a Premium Credit of $8,000 (based on Premium Credit Rates at the time of application) is applied to this payment

(2)	the Accumulation Value as of the first Policy Anniversary is $250,000 (this is the Reset Value)

(3)	the current Accumulation Value is $240,000

(4)	you make a partial withdrawal of $15,000 in the Policy Year 2 (no surrender charges are applicable)

(5)	you die at the beginning of the second policy quarter of Policy Year 2 after the withdrawal

(6)	the Accumulation Value on the date we receive the necessary requirements to pay the death benefit is $225,000 ($240,000 – $15,000)

(7)	the charge for the ADBR Rider is assessed: 0.30% annually (0.075% per quarter)

(8)	the Death Benefit is the greatest of:

a)	the Accumulation Value

$225,000

b)	the Adjusted Death Benefit Premium Payments

= $187,500

c)	the “Reset Value,” which is the greatest of:

1.	the Accumulation Value

$225,000

2.	the prior Reset Value as of the last Reset Anniversary, plus any premium payments and any Premium Credits and/or Breakpoint Credits made since the prior Reset Anniversary (less any applicable Premium Credits, if credited to the Accumulation Value within the twelve months immediately preceding death), less ADBR Proportional Withdrawals since the prior Reset Anniversary.

= $234,375

In this example, your Beneficiary would receive $234,375.00.

The ADBR Rider ends upon the earliest of the following:

1)	the Annuity Commencement Date,

2)	the date you surrender the policy, or

3)	the date we terminate the policy.

Notwithstanding the foregoing, the Rider will not end and all of the Rider’s provisions and quarterly charges will continue to be deducted as if the new owner had purchased the policy on the original Policy Date if your spouse, as the sole primary Beneficiary, elects to continue the policy upon your death.

You cannot cancel this Rider without surrendering your policy.

(k) Investment Protection Plan Rider/Annual Death Benefit Reset Rider Package (optional)

If you selected the Investment Protection Plan Rider/Annual Death Benefit Reset Rider combination package (“IPP + ADBR”) when you applied for your policy, you will receive both the ADBR and IPP Riders at a reduced cost. Please note that if the IPP Rider is cancelled, the charge for the ADBR Rider will revert to the charge that is assessed for that rider, if purchased separately. Please note also that if you reset the guaranteed amount of the IPP Rider, the IPP Rider charges will increase. See “CHARGES AND DEDUCTIONS — Investment Protection Plan Rider/Annual Death Benefit Reset Rider Package Charge” for more details.

(l) Investment Protection Plan II Rider/Annual Death Benefit Reset Rider Package (optional)

If you selected the Investment Protection Plan II Rider/Annual Death Benefit Reset Rider combination package (“IPP II + ADBR”) when you applied for your policy, you will receive both the ADBR and IPP II Riders at a reduced cost. Please note that if IPP II is cancelled, the charge for the ADBR Rider will revert to the charge that is assessed for that rider, if purchased separately. Please note also that if you reset the guaranteed amount of the IPP II Rider, the IPP II Rider charges will increase. See “CHARGES AND DEDUCTIONS — Investment Protection Plan II Rider/Annual Death Benefit Reset Rider Package Charge (optional)” for more details.

(m) Guaranteed Investment Protection Rider or Guaranteed Investment Protection Rider 2.0/Annual Death Benefit Reset Rider Package (optional)

If you selected the Guaranteed Investment Protection Rider/Annual Death Benefit Reset Rider (“GIPR + ADBR”) or the Guaranteed Investment Protection Rider 2.0/Annual Death Benefit Reset Rider combination package (“GIPR 2.0 + ADBR”) when you applied for your policy, you will receive both the ADBR and GIPR or GIPR 2.0 Riders at a reduced cost. Please note that if GIPR or GIPR 2.0 is cancelled, the charge for the ADBR Rider will revert to the charge that is assessed for that rider, if purchased separately. Please note also that if you reset the guaranteed amount of your GIPR or GIPR 2.0 Rider, the rider charge will increase. See “CHARGES AND DEDUCTIONS — Guaranteed Investment Protection Rider/Annual Death Benefit Reset Rider Package Charge (optional)” for more details.

(n) Breakpoint Credit Rider (available only for policies purchased before July 1, 2013)

Under the Breakpoint Credit Rider, we will apply a Breakpoint Credit to that portion of the total amount of all premium payments that exceed $1,000,000, subject to the Breakpoint Credit Rate schedule that is in effect at the time such premium payment is made. The Breakpoint Credit is calculated as a percentage of that portion of an Eligible Premium Payment made to the policy. An Eligible Premium Payment is that portion of the total amount of all premium payments made to the policy in excess of $1,000,000. There is no additional charge for this rider.

The Breakpoint Credit applicable to a premium payment varies, depending on the total amount of the premium payment(s) received under the policy. The Breakpoint Credit is determined by multiplying each portion of an Eligible Premium Payment amount by the applicable Breakpoint Credit Rate, in accordance with the Breakpoint Credit Rate Schedule attached below. If more than one Breakpoint Credit Rate applies for an Eligible Premium Payment, the Breakpoint Credit is equal to the sum of the Breakpoint Credit amounts determined for each applicable Breakpoint Credit Rate.

As of the date of this Prospectus, the Breakpoint Credit Rates and Eligible Premium Payment(s) to which they apply are as follows:

Breakpoint Credit Rate Schedule

Eligible Premium Payment(s)		Breakpoint Credit Rate
That exceed(s)	Up to and including
$1,000,000*	$2,500,000	1.00%
$2,500,000	$5,000,000	1.50%
$5,000,000	$10,000,000	2.00%
$10,000,000	unlimited	2.50%

*	Premium Payments in excess of $1,000,000 are subject to prior approval by NYLIAC.

The Breakpoint Credit is applied to the Policy’s Accumulation Value concurrent with an Eligible Premium Payment. Breakpoint Credits and interest credited thereon are allocated to the same Allocation Options and/or the DCA Advantage Account based on the same percentages used to allocate your premium payments. Breakpoint Credits that are allocated to the Fixed Account (if applicable) and/or the DCA Advantage Account and interest earned thereon are held in NYLIAC’s General Account and invested by NYLIAC in accordance with applicable law.

Breakpoint Credits are allocated to the same Allocation Options based on the same percentages used to allocate your premium payments. We do not consider Breakpoint Credits to be premium payments for purposes of any discussion in this Prospectus. Breakpoint Credits are also not considered to be your investment in the policy for tax purposes.

The Breakpoint Credit is funded by the reduction in sales and administrative costs that accrue from the sale of very large policies. As such, no additional fees or charges are passed along to policyowners in association with this credit.

Policyowner Inquiries

Your inquiries and written requests for service must be addressed to NYLIAC as indicated in the response to Questions 16, 17 and 18 of this Prospectus. Faxed and e-mailed requests are not currently acceptable, however, we reserve the right to accept them at our discretion. All phone calls for service requests are recorded. We will confirm all transactions in writing. If you feel that a transaction has been processed incorrectly, it is your responsibility to contact us in writing and provide us with all relevant details. To correct an error, we must receive your request for correction within fifteen (15) days of the date of the confirmation with the transaction in question. You must provide us with the nature of the error, the date of the error and any other relevant details.

Records and Reports

NYLIAC will mail to you at your last known address of record, at least semi-annually after the first Policy Year, reports containing information required under the federal securities laws or by any other applicable law or regulation. Generally, NYLIAC will immediately mail to you confirmation of any transactions involving the Separate Account. When we receive premium payments on your behalf involving the Separate Account initiated through pre-authorized monthly deductions from banks (“Check-o-Matic”), payments forwarded by your employer (“list billing”), or through other payments made by pre-authorized deductions to which we agree, a summary of these policy transactions will only appear on your quarterly statement and you will not receive a confirmation statement after each such transaction. It is important that you review your confirmation and quarterly statements immediately to ensure that there are no errors. In order to correct an error, you must call it to our attention within fifteen (15) days of the date of the statement. It is important that you inform NYLIAC of an address change so that you can receive these policy statements (see Question 17 of this Prospectus). In the event your statement is returned from the US Postal Service as undeliverable, we reserve the right to suspend mailing future correspondence and also suspend current transaction processing until an accurate address is obtained. In addition, no new service requests can be processed until a valid current address is provided.

CHARGES AND DEDUCTIONS

Surrender Charges

Since no deduction for a sales charge is made from premium payments, we impose a surrender charge on certain partial withdrawals and surrenders of the policies. The surrender charge covers certain expenses relating to the sale of the policies, including commissions to registered representatives and other promotional expenses. We measure the surrender charge as a percentage of the amount withdrawn or surrendered. The surrender charge may apply to amounts applied under certain Income Payment options.

If you surrender your policy, we deduct the surrender charge from the amount paid to you. However, you can withdraw any investment gains under your policy without a surrender charge (see “Exceptions to Surrender Charges”, below). In the case of a partial withdrawal, you can direct NYLIAC to take surrender charges either from the remaining value of the Allocation Options and/or the DCA Advantage Account from which the partial withdrawals are made, or from the amount paid to you. If the remaining value in an Allocation Option and/or the DCA Advantage Account is less than the necessary surrender charge, we will not process the withdrawal.

The maximum surrender charge will be 8% of the amount withdrawn. The percentage of the surrender charge varies, depending upon the length of time a premium payment is in your policy before it is withdrawn. For purposes of calculating the applicable surrender charge, we deem premium payments to be withdrawn on a first-in, first-out basis. Unless required otherwise by state law, the surrender charge for amounts withdrawn or surrendered during the first two Payment Year(s) following the premium payment to which such withdrawal or surrender is 8% of the amount withdrawn or surrendered. This charge then declines by 1% per year for each additional Payment Year, until the eighth Payment Year, after which no charge is made, as shown in the following chart:

Amount of Surrender Charge

Payment Year	Surrender Charge
1	8%
2	8%
3	7%
4	6%
5	5%
6	4%
7	3%
8	2%
9+	0%

In no event will the aggregate surrender charge applied under the policy exceed nine percent (9.0%) of the total premium payments.

Exceptions to Surrender Charges

We will not assess a surrender charge:

(a)	on amounts you withdraw in any Policy Year that are less than or equal to the greater of (i) 10% of the Accumulation Value as of the last Policy Anniversary (10% of the premium payment if the withdrawal is made in the first Policy Year) less any prior surrender charge free withdrawals during the Policy Year; (ii) 10% of the Accumulation Value at the time of withdrawal, less any prior surrender charge free withdrawals during the Policy Year; or (iii) the Accumulation Value less accumulated premium payments.

(b)	if NYLIAC cancels the policy;

(c)	when we pay proceeds upon the death of the policyowner;

(d)	when you select a Life Income Payment option in any Policy Year after the first Policy Anniversary;

(e)	when a required minimum distribution calculated based on the value of this policy is made under a Qualified Policy (this amount will, however, count against the first exception);

(f)	on withdrawals you make under the Living Needs Benefit/Unemployment Rider;

(g)	on monthly or quarterly periodic partial withdrawals made pursuant to Section 72(t)(2)(A)(iv) of the Code; and

(h)	when the aggregate surrender charges under a policy exceed 9.0% of the total premium payments.

Other Charges

(a) Mortality and Expense Risk and Administrative Costs Charge

Prior to the Annuity Commencement Date, we deduct a charge from the assets of the Separate Account to compensate us for certain mortality and expense risks and administrative costs (M&E Charge) we assume under the policies and for providing policy administration services. You may choose to have the M&E Charge assessed based on either the Accumulation Value of the policy or the Adjusted Premium Payments. The M&E Charge is 1.65% (annualized) of the daily average Variable Accumulation Value for Accumulation Value based policies. For premium based policies, the M&E Charge is 1.75% (annualized) of the Adjusted Premium Payments and will be deducted from the Investment Divisions through a reduction in Accumulation Units each policy quarter (excluding premiums allocated to the Fixed Account that are not transferred to the Investment Divisions). Please note, in some jurisdictions, the M&E Charge for policies based on Adjusted Premium Payments cannot be deducted from the DCA Advantage Account. For Accumulation Value based M&E Charge policies, the M&E Charge may vary based on the Accumulation Value of the policy when the M&E Charge is assessed. In most jurisdictions, for Premium based M&E Charge policies, the M&E Charge is assessed based on the Adjusted Premium Payments and will not vary with fluctuations in the policy’s Accumulation Value. We guarantee that this charge will not increase. If the charge is insufficient to cover actual costs and assumed risks, the loss will fall on NYLIAC. We expect to profit from this charge. We may use these proceeds for any corporate purpose, including expenses relating to the sale of the policies, to the extent that surrender charges do not adequately cover sales expenses.

The amount of Premium based M&E Charges assessed to your policy will be unaffected by fluctuations in market performance. In a rising market, the Premium based M&E Charge structure will benefit the policyowner because the Premium based M&E Charge, when measured as a percentage of separate account assets, will be reduced. In a flat or declining market, the Premium based M&E Charge structure will result in an increase in the charge when measured against separate account assets. The amount of Accumulation Value based M&E Charges assessed to your policy will be affected by fluctuations in market performance. However, the Accumulation Value based M&E Charge structure may be more advantageous in a flat or declining market.

The mortality risk assumed is the risk that Annuitants as a group will live for a longer time than our actuarial tables predict. As a result, we would be paying more Income Payments than we planned. We also assume a risk that the mortality assumptions reflected in our guaranteed annuity payment tables, shown in each policy, will differ from actual mortality experience. Lastly, we assume a mortality risk that, at the time of death, the guaranteed minimum death benefit will exceed the policy’s Accumulation Value. The expense risk assumed is the risk that the cost of issuing and administering the policies will exceed the amount we charge for these services. We expect to make a profit from this charge, which we may use for any purpose, including expenses associated with the Premium Credit.

(b) Policy Service Charge

We deduct an annual policy service charge of $30 each Policy Year on the Policy Anniversary and upon surrender of the policy if on the Policy Anniversary and date of surrender the Accumulation Value is less than $100,000. We deduct the annual policy service charge from each Allocation Option and the DCA Advantage Account, if applicable, in proportion to its percentage of the Accumulation Value on the Policy Anniversary or date of surrender. This charge is designed to cover the costs for providing services under the policy such as collecting, processing and confirming premium payments and establishing and maintaining the available methods of payment.

(c) Investment Protection Plan Rider Charge

The Investment Protection Plan Rider is available as an option under the policy. If you select the Investment Protection Plan, we will deduct a charge on the first Business Day of the next policy quarter following each policy quarter that the rider is in effect based on the amount that is guaranteed. We will deduct this charge beginning with the first policy quarter after the effective date of the rider. (See “RIDERS—INVESTMENT PROTECTION PLAN RIDER.”) In most jurisdictions, we will deduct the charge from each Allocation Option and the DCA Advantage Account in proportion to its percentage of the Accumulation Value on the first Business Day of the applicable policy quarter.

If you selected the IPP Rider before February 15, 2010, the maximum annual charge is 1.00% of the amount that is guaranteed. The maximum annual charge for policyowners who select this feature on or after February 15, 2010 is 1.25% of the amount that is guaranteed. We may set a lower charge at our sole discretion.

For IPP Riders applied for and Rider Resets on and after May 1, 2016, the current charge is 0.85% of the amount that is guaranteed, applied on a quarterly basis (0.2125% per quarter).

For IPP Riders applied for and Rider Resets before May 1, 2016, the current charge is 0.65% of the amount that is guaranteed, applied on a quarterly basis (0.1625% per quarter). You should check with your registered representative to determine the percentage we are currently charging before you select this feature.

If you reset the amount that is guaranteed, a new charge for the rider may apply. This charge may be more or less than the charge currently in effect on your policy, but will never exceed the stated maximum. The charge in effect on the effective date of the rider or on the effective date of any reset will not change after the date the rider (or any reset) becomes effective, unless you again reset the rider’s guaranteed amount. We will continue to deduct the current charge until the first policy quarter following the effective date of the reset.

(d) Investment Protection Plan II Rider Charge

IPP II was available as an option under the policy at the time of application. If you selected IPP II, we deduct a charge each policy quarter based on the amount that is guaranteed. We deduct this charge beginning with the first policy quarter after the effective date of the rider. (See “RIDERS—Investment Protection Plan II Rider (optional).”) In most jurisdictions, we deduct the charge from each Allocation Option and the DCA Advantage Account in proportion to its percentage of the Accumulation Value on the first Business Day of the applicable policy quarter.

The maximum annual charge is 1.50% of the amount that is guaranteed. We may set a lower charge at our sole discretion.

For IPP II Rider Resets on and after May 1, 2016, the current charge is 0.85% of the amount that is guaranteed, applied on a quarterly basis (0.2125% per quarter). For all other IPP II Riders, the current charge is 0.65% of the amount that is guaranteed, applied on a quarterly basis (0.1625% per quarter).

If you reset the amount that is guaranteed, a new charge for IPP II may apply. This charge may be more or less than the charge currently in effect on your policy, but will never exceed the stated maximum. The charge in effect on the effective date of the rider or on the effective date of any reset will not change after the date the rider (or any reset) becomes effective, unless you again reset the rider’s guaranteed amount. We will continue to deduct the current charge until the first policy quarter following the effective date of the reset.

(e) Guaranteed Investment Protection Rider Charge

GIPR was available as an option under the policy at the time of application. If you selected GIPR, we deduct a charge each policy quarter based on the amount that is guaranteed. We deduct this charge beginning with the first policy quarter after the effective date of the rider. (See “RIDERS—Guaranteed Investment Protection Rider (optional).”) In most jurisdictions, we deduct the charge from the Investment Divisions and DCA Advantage Account on a pro-rata basis on the first Business Day of the applicable policy quarter.

The maximum annual charge is 1.50% of the amount that is guaranteed. We may set a lower charge at our sole discretion.

For GIPR Rider Resets on and after May 1, 2016, the current charge is 0.85% of the amount that is guaranteed, applied on a quarterly basis (0.2125% per quarter). For all other GIPR Riders, the current charge is 0.65% of the amount that is guaranteed, applied on a quarterly basis (0.1625% per quarter).

If you reset the amount that is guaranteed, a new charge for GIPR may apply. This charge may be more or less than the charge currently in effect on your policy, but will never exceed the stated maximum. The charge in effect on the effective date of the rider or on the effective date of any reset will not change after the date the rider (or any reset) becomes effective, unless you again reset the rider’s guaranteed amount. We will continue to deduct the current charge until the first policy quarter following the effective date of the reset.

(f) Guaranteed Investment Protection Rider 2.0 Charge

GIPR 2.0 was available as an option under the policy at time of application. If you selected GIPR 2.0, we deduct a charge each policy quarter based on the amount that is guaranteed. We deduct this charge beginning with the first policy quarter after the effective date of the rider. (See “RIDERS—Guaranteed Investment Protection Rider 2.0 (optional).”) In most jurisdictions, we deduct the charge from the Investment Divisions DCA Advantage Account on a pro-rata basis on the first Business Day of the applicable policy quarter.

The maximum annual charge is 1.50% of the amount that is guaranteed. We may set a lower charge at our sole discretion.

For GIPR 2.0 Rider Resets on and after May 1, 2016, the current charge for GIPR 2.0 ranges from 0.50% to 0.85% of the amount that is guaranteed, applied on a quarterly basis (0.125% to 0.2125% per quarter), depending on the term you choose. For all other GIPR 2.0 Riders, the current charge ranges from 0.30% to 0.65% of the amount that is guaranteed, applied on a quarterly basis (0.075% to 0.1625% per quarter), depending on the term you choose.

If you reset the amount that is guaranteed, a new charge for GIPR 2.0 may apply. This charge may be more or less than the charge currently in effect on your policy, but will never exceed the stated guaranteed maximum. The charge in effect on the effective date of the rider or on the effective date of any reset will not change after the date the rider (or any reset) becomes effective, unless you again reset the rider’s guaranteed amount. We will continue to deduct the current charge until the first policy quarter following the effective date of the reset.

(g) Rider Risk Charge Adjustment

If you cancel the Investment Protection Plan Rider, the Investment Protection Plan II Rider, the Guaranteed Investment Protection Rider or the Guaranteed Investment Protection Rider 2.0, we will deduct a one-time Rider Risk Charge Adjustment from your Accumulation Value in certain Investment Divisions or the DCA Advantage Account. The cancellation will be effective on the date that VPSC (at one of the addresses listed in Question 16 of this Prospectus) receives your cancellation request. (See “RIDERS—Investment Protection Plan Rider (optional)”, “Investment Protection Plan II Rider (optional)”, “Guaranteed Investment Protection Rider (optional)” or “Guaranteed Investment Protection Rider 2.0 (optional)” as applicable). In most jurisdictions, we will deduct the Rider Risk Charge Adjustment from an Investment Division or the DCA Advantage Account in proportion to its percentage of the Accumulation Value on that day. We will not deduct this charge if you surrender your policy. However, surrender charges may apply.

We will not change the adjustment for a particular policy once it is set on the date the rider takes effect. The maximum Rider Risk Charge Adjustment is 2.00% of the amount that is guaranteed, except in the case of the GIPR 2.0 Rider with a 20-year term, which has a 1.00% maximum. We may set a lower charge at our sole discretion. You should check with your registered representative to determine the percentage we are currently charging before you select this feature.

If you reset the amount that is guaranteed, a new Rider Risk Charge Adjustment may apply. This charge may be more or less than the charge currently in effect on your policy, but will never exceed the stated maximum. The adjustment charge in effect on the effective date of the rider or on the effective date of any reset will not increase after the rider is issued.

(h) Fund Charges

The value of the assets of the Separate Account will indirectly reflect the Funds’ total fees and expenses. The Funds’ total fees and expenses are not part of the policy. They may vary in amount from year to year. These fees and expenses are described in detail in the relevant Fund’s prospectus and/or SAI.

Certain Eligible Portfolios may also impose liquidity or redemption fees on withdrawals (including transfers) pursuant to SEC rules, including Rules 2a-7 or 22c-2 under the Investment Company Act of 1940. In such cases, we would administer the Fund fees and deduct them from you Accumulation Value or transaction proceeds.

(i) Transfer Fees

There is no charge for the first 12 transfers in any one Policy Year. NYLIAC reserves the right to charge up to $30 for each transfer in excess of 12, subject to any applicable state insurance law requirements. Transfers made under Dollar Cost Averaging, Interest Sweep, the DCA Advantage Account and Automatic Asset Reallocation do not count toward this transfer limit.

(j) Enhanced Beneficiary Benefit Rider Charge

If you elect the EBB Rider (in jurisdictions where available), we will deduct a charge each policy quarter that the rider is in effect based on the Accumulation Value. We will deduct this charge beginning with the first policy quarter after the Policy Date. In most jurisdictions, this charge will be deducted quarterly from each Allocation Option and the DCA Advantage Account, if applicable, in proportion to its percentage of the Accumulation Value.

The maximum annual charge is 1.00% of the policy’s Accumulation Value, applied on a quarterly basis. We may set a lower charge at our sole discretion. The current charge for the EBB Rider is 0.30% of the policy’s Accumulation Value, applied on a quarterly basis (0.075% per quarter). You should check with your registered representative to determine the percentage we are currently charging before you elect this rider. This charge will not change once your policy is issued.

(k) Annual Death Benefit Reset (ADBR) Rider Charge

If you select the ADBR Rider, we will deduct a charge each policy quarter that the Rider is in effect based on the amount that is guaranteed as of the last Reset Anniversary. In most jurisdictions, this charge will be deducted from each Investment Division, the DCA Advantage Account and the Fixed Account, in proportion to its percentage of the Accumulation Value of the applicable quarter and will not reduce your Adjusted Premium Payments. However, for policies issued in New York, this charge will be deducted only from the Variable Accumulation Value. This charge will continue to be deducted while the policy remains in-force.

The charge for the ADBR Rider is based upon your age when the policy is issued, which will not change. The maximum annual charge is 1.00% of the most recent reset amount, or the initial premium payment in the first Policy Year. You should check with your registered representative to determine the percentage we are currently charging. As of the date of this Prospectus, the charges are as follows:

Age of Oldest Owner at Issue	Annual Charge
65 or younger	0.30% (.0750% per quarter)
66 to 75 inclusive	0.35% (.0875% per quarter)

(l) Investment Protection Plan Rider/Annual Death Benefit Reset Rider Package Charge

If you selected the Investment Protection Plan Rider/Annual Death Benefit Reset Rider combination package (“IPP + ADBR”), we deduct reduced ADBR and IPP rider charges each policy quarter that the IPP + ADBR package is in effect. The maximum annual charge for the combination of the ADBR and IPP rider charges is 2.00%. With the IPP + ADBR package, the current ADBR Rider charge is 0.25% of the amount that is reset on the last policy anniversary, applied on a quarterly basis. With the IPP + ADBR package, the current IPP Rider charge is 0.60% of the amount that is guaranteed under the IPP Rider, applied on a quarterly basis, unless you reset the guaranteed amount of your IPP Rider on and after May 1, 2016. For IPP Resets on and after May 1, 2016, the IPP Rider charge for the IPP + ADBR package is 0.80%. Please note that if the IPP Rider is cancelled, the charge for the ADBR Rider will revert to the charge that is assessed for that rider, if purchased separately.

(m) Investment Protection Plan II Rider/Annual Death Benefit Reset Rider Package Charge

If you selected the Investment Protection Plan II Rider/Annual Death Benefit Reset Rider combination package (“IPP II + ADBR”), we deduct reduced ADBR and IPP II rider charges each policy quarter that the IPP II + ADBR package is in effect. The maximum annual charge for the combination of the ADBR and IPP II Rider charges is 2.00%. With the IPP II + ADBR package, the current ADBR Rider charge is 0.25% of the most recent reset amount, applied on a quarterly basis. With the IPP II + ADBR package, the current IPP II Rider charge is 0.60% of the amount that is guaranteed under the IPP II, applied on a quarterly basis, unless you reset the guaranteed amount of your IPP II Rider on and after May 1, 2016. For IPP II Resets on and after May 1, 2016, the IPP II Rider charge for the IPP II + ADBR package is 0.80%. Please note that if IPP II is cancelled, the charge for the ADBR Rider will revert to the charge that is assessed for that rider, if purchased separately.

(n) Guaranteed Investment Protection Rider/Annual Death Benefit Reset Rider Package Charge

If you selected the Guaranteed Investment Protection Rider/Annual Death Benefit Reset Rider combination package (“GIPR + ADBR”) (in jurisdictions where available), we deduct reduced ADBR and GIPR rider charges each policy quarter that the GIPR + ADBR package is in effect. The maximum annual charge for the combination of the ADBR and GIPR rider charges is 2.00%. With the GIPR + ADBR package, the current ADBR Rider charge is 0.25% of the most recent reset amount, applied on a quarterly basis. With the GIPR + ADBR package, the current GIPR Rider charge is 0.60% of the amount that is guaranteed under the GIPR, applied on a quarterly basis, unless you reset the guaranteed amount of your GIPR Rider on and after May 1, 2016. For GIPR Rider Resets on and after May 1, 2016, the GIPR charge is 0.80% of the amount that is guaranteed. Please note that if GIPR is cancelled, the charge for the ADBR Rider will revert to the charge that is assessed for that rider, if purchased separately.

(o) Guaranteed Investment Protection Rider 2.0/Annual Death Benefit Reset Rider Package Charge

If you selected the Guaranteed Investment Protection Rider 2.0/Annual Death Benefit Reset Rider combination package (“GIPR 2.0 + ADBR”) (in jurisdictions where available), we deduct reduced ADBR and GIPR 2.0 rider charges each policy quarter that the GIPR 2.0 + ADBR package is in effect. The maximum annual charge for the combination of the ADBR and GIPR 2.0 rider is 2.00%. With the GIPR 2.0 + ADBR package, the current ADBR rider charge is 0.25% of the most recent reset amount, applied on a quarterly basis. With the GIPR 2.0 + ADBR package, the current GIPR 2.0 Rider charge ranges from 0.25% to 0.60% of the amount that is guaranteed under the GIPR 2.0, applied on a quarterly basis, depending on the GIPR 2.0 term you choose, unless you reset the guaranteed amount of your GIPR 2.0 Rider on and after May 1, 2016. For GIPR 2.0 Rider Resets on and after May 1, 2016, the GIPR 2.0 charge ranges from 0.45% to 0.80% of the amount that is guaranteed. Please note that if GIPR 2.0 is cancelled, the charge for the ADBR Rider will revert to the charge that is assessed for that rider, if purchased separately.

Group and Sponsored Arrangements

For certain group or sponsored arrangements, we may reduce the surrender charge and the policy service charge or change the minimum initial and additional premium payment requirements. Group arrangements include those in which a trustee or an employer, for example, purchases policies covering a group of individuals on a group basis. Sponsored arrangements include those in which an employer allows us to sell policies to its employees or retirees on an individual basis.

Our costs for sales, administration, and mortality generally vary with the size and stability of the group among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, including our requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy policies or that have been in existence less than six months will not qualify for reduced charges.

We will make any reductions according to our rules in effect when an application or enrollment form for a policy is approved. We may change these rules from time to time. Any variation in the surrender charge or policy service charge will reflect differences in costs or services and will not be unfairly discriminatory.

Taxes

NYLIAC may, where premium taxes are imposed by state law, deduct such taxes from your policy either: (i) when a surrender or cancellation occurs, or (ii) at the Annuity Commencement Date. Applicable premium tax rates depend upon such factors as your current state of residency, and the insurance laws and NYLIAC’s status in states where premium taxes are incurred. Current premium tax rates range from 0% to 3.5%. Applicable premium tax rates are subject to change by legislation, administrative interpretations or judicial acts.

We may in the future seek to amend the policies to deduct premium taxes when a premium payment is received.

Under present laws, NYLIAC will also incur state and local taxes (in addition to the premium taxes described above) in several states. NYLIAC may assess charges for such taxes.

NYLIAC does not expect to incur any federal income tax liability attributable to investment income or capital gains retained as part of the Separate Account reserves under the policies. (See “FEDERAL TAX MATTERS.”) Based upon these expectations, no charge is being made currently for corporate federal income taxes which may be attributable to the Separate Account. Such a charge may be made in future years for any federal income taxes NYLIAC incurs.

DISTRIBUTIONS UNDER THE POLICY

Surrenders and Withdrawals

You can make partial withdrawals, periodic partial withdrawals, hardship withdrawals or surrender the policy to receive part or all of the Accumulation Value at any time before the Annuity Commencement Date and while the Annuitant is living. To request a surrender or withdrawal, you can send a written request in Good Order to VPSC at one of the addresses listed on Question 16 of this Prospectus, or utilize any other method we make available. Faxed and e-mailed requests are not currently acceptable, however, we reserve the right to accept them at our discretion. If the request is in Good Order, the amount available for withdrawal is the Accumulation Value at the end of the Business Day that VPSC receives the written request, less any outstanding loan balance, surrender charges, taxes that we may deduct, and the annual policy service charge, if applicable. If you have not provided us with a written election not to withhold federal income taxes at the time you make a withdrawal or surrender request, NYLIAC must by law withhold such taxes from the taxable portion of any surrender or withdrawal. We will remit that amount to the federal government. In addition, some states have enacted legislation requiring withholding. You can also request a partial withdrawal online using “My Account” at www.newyorklife.com. Currently, online withdrawals cannot exceed $10,000. NYLIAC will pay all surrenders or withdrawals within seven days of receipt of all required information in Good Order (including documents necessary to comply with federal and state tax law), subject to postponement in certain circumstances. (See “DELAY OF PAYMENTS.”)

Since you assume the investment risk with respect to amounts allocated to the Separate Account and because certain surrenders or withdrawals are subject to a surrender charge and premium tax deduction, the total amount paid upon surrender of the policy (taking into account any prior withdrawals) may be more or less than the total premium payments made.

Surrenders and withdrawals may be taxable transactions, and the Code provides that a 10% penalty tax may be imposed on certain early surrenders or withdrawals (the penalty tax is increased to 25% in the case of a distribution from a SIMPLE IRA within the first two years of your participation in the SIMPLE IRA Plan.) (See “FEDERAL TAX MATTERS—TAXATION OF ANNUITIES IN GENERAL.”) In addition, taxable surrenders and withdrawals may be subject to an additional 3.8 percent tax on net investment income. (See “FEDERAL TAX MATTERS—3.8 Percent Tax on Certain Investment Income.”)

(a) Surrenders

We may deduct a surrender charge and any state premium tax, if applicable, any outstanding loan balance, and the annual policy service charge, if applicable, from the amount paid. We will pay the proceeds in a lump sum to you unless you elect a different Income Payment method. If your address or bank account information has been on file with us for less than 15 days, we may require additional verification of your identity, in Good Order, before we will process a request to send surrender proceeds electronically to that bank account or through the mail to that address. For requests to surrender amounts greater than $50,000, we may require a notarized confirmation of the owner(s) signature or medallion signature guarantee. (See “INCOME PAYMENTS.”) Surrenders may be taxable transactions and the 10% penalty tax provisions may be applicable. (See “FEDERAL TAX MATTERS—TAXATION OF ANNUITIES IN GENERAL.”)

(b) Partial Withdrawals

The minimum amount that can be withdrawn is $500, unless we agree otherwise. We will withdraw the amount from the Allocation Options in accordance with your request. However, if you do not specify how to allocate a partial withdrawal among the Allocation Options we will deduct the partial withdrawal on a pro-rata basis. Your requested partial withdrawal will be effective on the date we receive your request in Good Order at the VPSC or online, through “My Account” at www.newyorklife.com. However, if that day is not a Business Day or if your request is received after the close of the NYSE, then the requested partial withdrawal will be effective on the next Business Day. Generally, we will pay the partial withdrawal within seven days of that date. Partial withdrawals may be taxable transactions and the 10% penalty tax provisions may be applicable. (See “FEDERAL TAX MATTERS—TAXATION OF ANNUITIES IN GENERAL.”)

If the requested partial withdrawal is equal to the value in any of the Allocation Options from which the partial withdrawal is being made, we will pay the entire value of that Allocation Option and/or the DCA Advantage Account, less any surrender charge that may apply to you. If honoring a partial withdrawal request would result in an Accumulation Value of less than $2,000, we reserve the right to terminate your policy and pay you the Accumulation Value in a single sum, subject to any applicable state insurance law or regulation. We will notify you of our intention to exercise this right and give you 90 days to make a premium payment. If we terminate your policy, we will pay you the Accumulation Value of your policy in one lump sum.

Also note that partial withdrawal requests for amounts greater than $50,000 must be received in Good Order and we may require a notarized confirmation of the Owner(s) signature or a medallion signature guarantee. If your address or bank account information has been on file with us for less than 30 days, we will either require the request in writing or require additional verification of your identity, in a means acceptable to us, before we will process a request to send partial withdrawal proceeds electronically to that bank account or through the mail to that address. In addition, partial withdrawal requests made from policies that are less than 90 days old or that had an ownership change within 30 days of such partial withdrawal request must be made in writing and sent to VPSC at one of the addresses noted in Question 16 of this Prospectus. Faxed and e-mailed requests are not currently acceptable, however, we reserve the right to accept them at our discretion.

(c) Periodic Partial Withdrawals

You may elect to receive regularly scheduled partial withdrawals from the policy. These periodic partial withdrawals may be paid on a monthly, quarterly, semi-annual, or annual basis. You will elect the frequency of the withdrawals and the day of the month for the withdrawals to be made (may not be the 29th, 30th or 31st of a month). We will make all withdrawals on the day of each calendar month you specify, or on the next Business Day (if the day you have specified is not a Business Day or does not exist in that month). To process Periodic Partial Withdrawals, you must send a written request in Good Order to VPSC at one of the addresses listed in Question 16 of this Prospectus. NYLIAC must receive a request in writing no later than five Business Days prior to the date the withdrawals are to begin. If your request for this option is received less than five Business Days prior to the date you request it to begin, the withdrawals will begin on the day of the month you specify in the month following the receipt of your request. Faxed and e-mailed requests are not currently acceptable, however, we reserve the right to accept them at our discretion. You must specify the Allocation Options from which the periodic partial withdrawals will be made. The minimum amount under this feature is $100, or such lower amount as we may permit. Periodic partial withdrawals may be taxable transactions and the 10% penalty tax provisions may be applicable. (See “FEDERAL TAX MATTERS—TAXATION OF ANNUITIES IN GENERAL.”) If you do not specify otherwise, we will withdraw money on a pro-rata basis from each Investment Division and/or the Fixed Account. You may not make periodic partial withdrawals from the DCA Advantage Account.

You can elect to receive “Interest Only” periodic partial withdrawals for the interest earned on monies allocated to the Fixed Account. This option is not available for policies issued in the State of New York. If this option is chosen, the $100 minimum for periodic partial withdrawals will be waived. However, you must have at least $5,000 in the Fixed Account at the time of each periodic partial withdrawal, unless we agree otherwise.

(d) Hardship Withdrawals

Under certain Qualified Policies, the Plan Administrator (as defined in Code Section 414(g)) may allow, in its sole discretion, certain withdrawals it determines to be “Hardship Withdrawals.” The surrender charge and 10% penalty tax, if applicable, and provisions applicable to partial withdrawals apply to Hardship Withdrawals.

Required Minimum Distribution Option

For IRAs, SIMPLE IRAs and SEP IRAs, the policyowner is generally not required to elect the required minimum distribution option until April 1st of the year following the calendar year he or she attains age 70 1/2. For TSAs, the policyowner is generally not required to elect the required minimum distribution option until April 1st of the year following the calendar year he or she attains age 70 1/2 or until April 1st of the year following the calendar year he or she retires, whichever occurs later. For Inherited IRAs, the policyowner is required to take the first required minimum distribution on or before December 31 of the calendar year following the year of the original owner’s death.

Our Right to Cancel

If we do not receive any premium payments for a period of two years, and the Accumulation Value of your policy would provide Income Payments of less than $20 per month on the Annuity Commencement Date, we reserve the right to terminate your policy subject to any applicable state insurance law or regulation. We will notify you of our intention to exercise this right and, provided that you are not older than the maximum age for making a premium payment as stated on the Policy Data Page, give you 90 days to make a premium payment. If we terminate your policy, we will pay you the Accumulation Value of your policy in one lump sum. For single premium policies, this section is modified as indicated in Appendix 1 of this Prospectus.

Annuity Commencement Date

The Annuity Commencement Date is the date specified on the Policy Data Page. The Annuity Commencement Date is the day that Income Payments are scheduled to commence (sometimes referred to as annuitization of the policy) unless the policy has been surrendered or an amount has been paid as proceeds to the designated Beneficiary prior to that date. The earliest possible annuity commencement date is the first Policy Anniversary. If we agree, you may change the Annuity Commencement Date to an earlier date. If we agree, you may also defer the Annuity Commencement Date to a later date, provided that we receive notice in a form acceptable to us (or as required under state law) of the request at least one month before the last selected Annuity Commencement Date. To request to change or defer the Annuity

Commencement Date to a later date, subject to the constraints noted above, you must provide notice in a form acceptable to us (or as required under state law) in Good Order to VPSC at one of the addresses listed in Question 16 of this Prospectus.

The Annuity Commencement Date and Income Payment method for Qualified Policies may also be controlled by endorsements, the plan, or applicable law.

Death Before Annuity Commencement

Unless amended by any rider attached to the policy, if the Owner dies prior to the Annuity Commencement Date, we will pay an amount as proceeds to the designated Beneficiary, as of the date VPSC receives proof of death and all other required information in Good Order at one of the addresses listed in Question 16 of this Prospectus. Generally, NYLIAC will not issue a policy to joint owners. However, if NYLIAC makes an exception and issues a jointly owned policy, ownership rights and privileges under the policy must be exercised jointly and benefits under the policy will be paid upon the death of any joint owner. (See “FEDERAL TAX MATTERS—TAXATION OF ANNUITIES IN GENERAL.”) For policies owned by a grantor trust, all of whose grantors are individuals, benefits will be paid upon the death of any grantor. The amount will be the greater of:

(a)	the Accumulation Value, less any outstanding loan balance and any Premium Credits applied within the 12 months immediately preceding death (in states where permitted); or

(b)	the Adjusted Death Benefit Premium Payments.

We will make payments in a lump sum to the Beneficiary unless you have elected or the Beneficiary elects otherwise in a signed written notice in Good Order. If such an election is properly made, we will apply all or part of these proceeds:

(i)	under the Life Income Payment option to provide an immediate annuity for the Beneficiary who will be the policyowner and Annuitant; or

(ii)	under another Income Payment option we may offer at the time.

Payments under the annuity or under any other method of payment we make available must be for the life of the Beneficiary, or for a number of years that is not more than the life expectancy of the Beneficiary at the time of the policyowner’s death (as determined for federal tax purposes), and must begin within one year after the policyowner’s death. (See “INCOME PAYMENTS.”)

If your spouse (as defined under Federal law) is the sole primary Beneficiary, we can pay the proceeds to the surviving spouse if you die before the Annuity Commencement Date or the policy can continue with the surviving spouse as (a) the new policyowner and, (b) the Annuitant, if you were the Annuitant. If the Annuitant is not the Owner and the Annuitant dies before the Annuity Commencement Date, the Owner will become the Annuitant and the policy will continue.

We will make any distribution or application of policy proceeds within 7 days after VPSC receives all documents (including documents necessary to comply with federal and state tax law) in connection with the event or election that causes the distribution to take place at one of the addresses listed in Question 16 of this Prospectus, subject to postponement in certain circumstances. (See “DELAY OF PAYMENTS.”)

Income Payments

(a) Election of Income Payment Options

On the Annuity Commencement Date, the Accumulation Value will be applied to provide a monthly Income Payment. We will make Income Payments under the Life Income – Guaranteed Period Payment option. However, on or before the Annuity Commencement Date, You can elect to receive Income Payments under such other option we may offer at that time where permitted by state laws. (See “ANNUITY PAYMENTS” in the Statement of Additional Information.) We will require that a lump sum payment be made if the Accumulation Value is an amount that would provide Income Payments of less than $20 a month on the Annuity Commencement Date. If the Life Income – Guaranteed Period Payment option is not chosen, you may change the Income Payment option or request any other method of payment we agree to at any time before the Annuity Commencement Date. To change the Income Payment option or to request another method of payment prior to the Annuity Commencement Date, you must send a written request in Good Order to VPSC at one of the addresses listed in Question 16 of this Prospectus. However, once payments begin, you may not change the option. If the Life Income Payment option is chosen, we may require proof of birth date before Income Payments begin. For Income Payment options involving life income, the actual age of the Annuitant(s) will affect the amount of each payment. Since payments based on older Annuitants are expected to be fewer in number, the amount of each annuity payment should be greater. We will make payments under the Life Income Payment option in the same specified amount and over the life of the Annuitant(s) with a guarantee of 10 years of payments, even if an Annuitant dies sooner. NYLIAC does not currently offer variable Income Payment options.

Effective for amounts received in taxable years beginning after December 31, 2010, a policyholder may elect to apply a portion of the Accumulation Value toward one of the Income Payment options we may offer, while the remainder of the policy continues to accumulate income on a tax-deferred basis. This is called a partial annuitization. A partial annuitization will reduce the benefits provided under this policy. The Accumulation Value will be reduced by the amount placed under one of the Income Payment options we may offer. Under a partial annuitization, the policy’s Accumulation Value, any riders under the policy and any charges assessed will be treated the same as they would under any other withdrawal from the policy’s Accumulation Value, except that surrender charges will not be assessed. (See “FEDERAL TAX MATTERS.”)

Under Income Payment options involving life income, the Payee may not receive Income Payments equal to the total premium payments made under the policy if the Annuitant dies before the actuarially predicted date of death. We base Income Payment options involving life income on annuity tables that vary on the basis of gender, unless the policy was issued under an employer sponsored plan or in a state which requires unisex rates.

Taxable Income Payments may be subject to an additional 3.8 percent tax on net investment income. (See “FEDERAL TAX MATTERS—3.8 Percent Tax on Certain Investment Income.”)

(b) Proof of Survivorship

We may require satisfactory proof of survival from time to time, before we pay any Income Payments or other benefits. We will request the proof at least 30 days prior to the next scheduled payment date.

Delay of Payments

We will pay any amounts due from the Separate Account under the policy within seven (7) days of the date VPSC receives all documents (including documents necessary to comply with federal and state tax law) in connection with a payment request at one of the addresses listed in Question 16 of this Prospectus.

Situations where payment may be delayed:

1.	We may delay payment of any amounts due from the Separate Account under the policy and transfers among Investment Divisions during any period that:

(a)	The New York Stock Exchange (“NYSE”) is closed, for other than usual weekends or holidays; trading is restricted by the Securities and Exchange Commission (SEC); or the SEC declares that an emergency exists;

(b)	The SEC, by order, permits us to delay payment in order to protect our policyowners; or

(c)	The check used to pay the premium has not cleared through the banking system. This may take up to fifteen (15) days.

2.	We may delay payment of any amounts due from the Fixed Account and/or the DCA Advantage Account . When permitted by law, we may defer payment of any partial withdrawal or full surrender request for up to six months from the date of surrender from the Fixed Account and/or the DCA Advantage Account . We will pay interest of at least 3.0% per year on any partial withdrawal or full surrender request deferred for 30 days or more.

3.	Federal laws made to combat terrorism and prevent money laundering by criminals might, in certain circumstances, require us to reject a premium payment and/or “freeze” a policy. If these laws apply in a particular policy(ies), we would not be allowed to pay any request for transfers, partial withdrawals, surrenders or death benefits. If a policy or an account is frozen, the Accumulation Value would be moved to a special segregated interest-bearing account and held in that account until we receive instructions from the appropriate federal regulator.

Designation of Beneficiary

You may select one or more Beneficiaries and name them in the application. Thereafter, before the Annuity Commencement Date and while you are living, you may change the Beneficiary by written notice in Good Order sent to one of the addresses listed in Question 16 of this Prospectus, or you may change a Beneficiary using “My Account” at www.newyorklife.com. If before the Annuity Commencement Date, the Annuitant dies while you are still living, you will become the new Annuitant under the policy. If you are the Annuitant, the proceeds pass to your Beneficiary.

If no Beneficiary for any amount payable, or for a stated share, survives you, the right to this amount or this share will pass to your estate. Payment of the proceeds will be made in a single sum to your estate. If any Beneficiary dies at the same time as you, or within fifteen (15) days after your death, but before we receive proof of death and all claim information in Good Order, we will pay any amount payable as though the Beneficiary died first.

Every state has unclaimed property laws, which generally declare an annuity policy to be abandoned after a period of inactivity of three to five years from the policy’s maturity date or the date the death benefit is due and payable. If, after a thorough search, we are unable to locate you after your policy’s Annuity Commencement Date, or if we are unable to locate your Beneficiary if you die before the Annuity Commencement Date, or you or the Beneficiary do not come forward to claim the policy proceeds or death benefit in a timely manner, the proceeds or death benefit may be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the annuitant last resided, as shown on our books and records, or to Delaware (our state of domicile). This escheatment is revocable, however, and the state is obligated to pay back the escheated amount if you or your beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your Beneficiary designation, including addresses, if and as they change. Please contact us at 1-800-598-2019, or send written notice to one of the addresses in Question 16 of the section of the Prospectus entitled, “Questions and Answers About New York Life Premier Plus Variable Annuity.”

Restrictions Under Code Section 403(b)(11)

With respect to 403(b) TSAs, distributions attributable to salary reduction contributions made in years beginning after December 31, 1988 (including the earnings on these contributions), as well as to earnings in such years on salary reduction accumulations held as of the end of the last year beginning before January 1, 1989, may not begin before the employee attains age 59 1/2, has a severance from employment, dies or becomes disabled. The Code section 403(b) plan may also provide for distribution in the case of hardship. However, hardship distributions are limited to amounts contributed by salary reduction. The earnings on such amounts may not be withdrawn. Even though a distribution may be permitted under these rules (e.g., for hardship or due to a severance from employment), it may still be subject to a 10% additional income tax as a premature distribution.

Under the final Code section 403(b) regulations, which the Department of Treasury published on July 26, 2007, employer contributions made to Code section 403(b) TSA contracts will be subject to new withdrawal restrictions. Under the new rules, amounts attributable to employer contributions to a Code section 403(b) TSA contract that is issued after December 31, 2008 may not be distributed earlier than the earliest of severance from employment or upon the occurrence of a certain event, such as after a fixed number of years, the attainment of a stated age, or disability. These new withdrawal restrictions do not apply to Code section 403(b) TSA contracts issued before January 1, 2009.

Under the terms of your Code section 403(b) plan, you may have the option to invest in other funding vehicles, including Code section 403(b)(7) custodial accounts. You should consult your plan document to make this determination.

Loans

Loans are available only if you have purchased an Accumulation Value based M&E Charge policy in connection with a 403(b) plan and may not be available in all states for plans subject to the Employment Retirement Income Security Act of 1974 (ERISA). Loans are not available for policies issued in the State of New York. To request a TSA loan, you must send a written request in Good Order to VPSC. If your address or bank account information has been on file with us for less than 15 days, we may require additional verification of your identity, in a form acceptable to us, before we will process a request to send loan proceeds electronically to that bank account or through the mail to that address. Under your 403(b) policy, you may borrow against your policy’s Accumulation Value after the first Policy Year and prior to the Annuity Commencement Date. Unless we agree otherwise, only one loan may be outstanding at a time. There must be a minimum Accumulation Value of $5,000 in the policy at the time of the loan. The minimum loan amount is $500. The maximum loan that you may take is the lesser of: (a) 50% of the policy’s Accumulation Value on the date of the loan or (b) $50,000 minus your highest outstanding principal balance in the previous 12 months from your policy and any qualified employer plan (as defined under Sections 72(p)(4) and 72(p)(2)(D) of the Code). Please note that adverse tax consequences could result from your failure to comply with this limitation. NYLIAC, and its affiliates and agents do not provide legal or tax advice nor assume responsibility or liability for any legal or tax consequences of any TSA loan taken under a 403(b) policy or the compliance of such loan with the Code limitations set forth in this paragraph or for determining whether any plan or loan is subject to and/or complies with ERISA.

We withdraw a loan processing fee of $25 from the Accumulation Value on a pro rata basis, unless prohibited by applicable state law or regulation. If on the date of the loan you do not have a Fixed Accumulation Value equal to at least 125% of the loan amount, we will transfer sufficient Accumulation Value from the Investment Divisions and/or the DCA Advantage Account on a pro rata basis so that the Fixed Accumulation Value equals 125% of the loan amount. While a loan is outstanding, you may not make partial withdrawals or transfers which would reduce the Fixed Accumulation Value to an amount less than 125% of the outstanding loan balance.

For all loans, of the assets being held in the Fixed Account to secure 125% of the loan amount, the interest rate credited to the amount representing the outstanding loan balance will be 2% less than the interest rate charged on the loan. The additional 25% being held in the Fixed Account to secure the loan will be credited with the current declared interest rate for both non-ERISA and ERISA subject plans. The credited interest rate will always be at least equal to the minimum guaranteed interest rate stated on the Policy Data Page.

For plans subject to ERISA, interest charged will be based on the Prime Rate, as reported in the Wall Street Journal on the first Business Day of a calendar year or the Moody’s Corporate Bond Yield Average as of two months before the date the rate is determined. The rate is determined on the first Business Day of the calendar year. We will assess interest in arrears as part of the periodic loan repayments.

You must repay the loan on a periodic basis not less frequent than quarterly and over a period no greater than five years from the date it is taken. If a loan repayment is in default, we will withdraw the amount in default from the Fixed Accumulation Value to the extent permitted by federal income tax rules. We will take such a repayment on a first-in, first-out (FIFO) basis from amounts allocated to the Fixed Account.

We permit loans to acquire a principal residence under the same terms described above, except that:

(a)	the minimum loan amount is $5,000; and

(b)	repayment of the loan amount may be extended to a maximum of twenty-five years.

We deduct any outstanding loan balance including any accrued interest from the Fixed Accumulation Value prior to payment of a surrender or the commencement of the annuity benefits. On death of the policyowner or Annuitant, we deduct any outstanding loan balance from the Fixed Accumulation Value as a partial withdrawal as of the date we receive the notice of death.

Loans are subject to the terms of the policy, your 403(b) plan and the Code, which may impose restrictions upon them. We reserve the right to suspend, modify, or terminate the availability of loans under this policy at any time. However, any action taken by us will not affect already outstanding loans. Also note that for Premium Based M&E Charge policies purchased in connection with TSA plans, you may not borrow any portion of your Accumulation Value.

THE FIXED ACCOUNT

The Fixed Account is held by assets in NYLIAC’s general account, which includes all of NYLIAC’s assets except those assets specifically allocated to NYLIAC’s separate accounts. NYLIAC has sole discretion to invest the assets of the Fixed Account subject to applicable law. The Fixed Account is not registered under the federal securities laws and is generally not subject to their provisions. Therefore, generally you do not have the benefits and protections of these statutes for amounts allocated to the Fixed Account. These disclosures regarding the Fixed Account may be subject to certain applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. The Fixed Account is not available for policies issued in the State of New York.

(a) Interest Crediting

NYLIAC guarantees that it will credit interest at an annual effective rate of at least the minimum guaranteed interest rate stated on the Policy Data Page of your policy, to amounts allocated or transferred to the Fixed Account under the policies. As of the date of this Prospectus, the guaranteed minimum interest rate is 1%. Please contact your registered representative for the current guaranteed minimum interest rate. We credit interest on a daily basis. NYLIAC may, at its sole discretion, credit a higher rate or rates of interest to amounts allocated or transferred to the Fixed Account.

Interest rates will be set on the anniversary of each premium payment or transfer. All premium payments, any Premium Credit, any Breakpoint Credits, and additional amounts (including transfers from other Investment Divisions) allocated to the Fixed Account, plus prior interest earned on such amounts, will receive their applicable interest rate for one-year periods from the anniversary on which the allocation or transfer was made. The Fixed Account Accumulation Value will never be less than the Fixed Account portion of the Nonforfeiture Value.

(b) Transfers to Investment Divisions or an Asset Allocation Model

Generally, you may transfer amounts from the Fixed Account (if applicable) to the Investment Divisions or an Asset Allocation Model up to 30 days prior to the Annuity Commencement Date, subject to the following conditions.

1. The maximum amount you are allowed to transfer from the Fixed Account to the Investment Divisions or an Asset Allocation Model, including Interest Sweep transfers, during any Policy Year while the surrender charge period for the initial premium payment is in effect is 25% of the highest attained Fixed Account Accumulation Value as of the beginning of each Policy Year. When the surrender charge period is no longer in effect, the maximum amount that you are allowed to transfer from the Fixed Account to the Investment Divisions or an Asset Allocation Model may not exceed 50% of the highest attained Fixed Account Accumulation Value as of the beginning of each Policy Year, regardless of any new surrender charge periods applicable to additional premium payments. The highest attained Fixed Account Accumulation Value will decrease by the amount of any withdrawals made from the Fixed Account, and increase by the amount of any additional premium payments made to the Fixed Account. When the Fixed Account Accumulation Value is zero, all previous Fixed Account Accumulation values are disregarded, and the next Premium Payment to the Fixed Account will then be considered the highest attained Fixed Account Accumulation Value until a subsequent anniversary results in a higher balance.

2. The remaining value in the Fixed Account after a transfer from the Fixed Account to the Investment Divisions or an Asset Allocation Model must be at least $25. If, after a contemplated transfer, the remaining values in the Fixed Account would be less than $25, that amount must be included in the transfer, unless NYLIAC in its discretion permits otherwise. We determine amounts transferred from the Fixed Account on a first-in, first-out (FIFO) basis, for purposes of determining the rate at which we credit interest on amounts remaining in the Fixed Account.

3. No transfers are allowed into the Fixed Account for Premium based M&E Charge policies.

For Premium based M&E Charge policies, premium payments transferred from the Fixed Account to the Investment Divisions or an Asset Allocation Model are subject to a Mortality and Expense Risk and Administrative Costs Charge.

Except as part of an existing request relating to the traditional Dollar Cost Averaging, the DCA Advantage Account, if applicable, or the Interest Sweep option, you may not transfer money into the Fixed Account if you made a transfer out of the Fixed Account during the previous six-month period.

You must make transfer requests in writing in Good Order and sent to VPSC at one of the addresses listed in Question 16 of this Prospectus or by telephone in accordance with established procedures or through our online service at www.newyorklife.com. Faxed and e-mailed requests are not currently acceptable, however, we reserve the right to accept them at our discretion.

We will deduct partial withdrawals and apply any surrender charges to the Fixed Account on a FIFO basis (i.e., from any value in the Fixed Account attributable to premium payments or transfers from Investment Divisions or an Asset Allocation Model in the same order in which you allocated such payments or transfers to the Fixed Account during the life of the policy).

THE DCA ADVANTAGE ACCOUNT

Like the Fixed Account, the DCA Advantage Account is also held in NYLIAC’s general account. The DCA Advantage Account is not registered under the federal securities laws. The information contained in the first paragraph under “THE FIXED ACCOUNT” equally applies to the DCA Advantage Account.

NYLIAC will set interest rates in advance for each date on which we may receive a premium payment to the DCA Advantage Account. We will never declare less than the minimum guaranteed interest rate stated on the Policy Data Page of your policy. Premium payments into the DCA Advantage Account and any Premium Credit and Breakpoint Credits thereon will receive the applicable interest rate in effect on the Business Day we receive the premium payment. Interest rates for subsequent premium payments made into the DCA Advantage Account may be different from the rate applied to prior premium payments made into the DCA Advantage Account. The DCA Advantage Account Accumulation Value will never be less than the DCA Advantage Account portion of the Nonforfeiture Value.

The annual effective rate that we declare is credited only to amounts remaining in the DCA Advantage Account. We credit the interest on a daily basis. Because money is periodically transferred out of the DCA Advantage Account, amounts in the DCA Advantage Account will not achieve the declared annual effective rate. Please note that interest credited under the DCA Advantage Account will exceed the actual investment earnings of NYLIAC less appropriate risk and expense adjustments. Excess interest amounts credited to the DCA Advantage Account will be recovered by fees and charges associated with the Investment Divisions in later Policy Years. The interest credited in later Policy Years may be less than that for the first Policy Year.

FEDERAL TAX MATTERS

Introduction

The following discussion is general and is not intended as tax advice. We issue both Qualified and Non-Qualified Policies. Both types of policies offer tax-deferred accumulation. A Non-Qualified Policy can provide for retirement income other than through a tax-qualified plan. Qualified Policies are designed for use by individuals in retirement plans which are intended to qualify as plans qualified for special income tax treatment under Sections 219, 403, 408 or 408A of the Code. The ultimate effect of federal income taxes on the Accumulation Value, on Income Payments and on the economic benefit to you, the Annuitant or the Beneficiary depends on the type of retirement plan for which the Qualified Policy is purchased, on the tax and employment status of the individual concerned and on NYLIAC’s tax status. The following discussion assumes that Qualified Policies are used in retirement plans that qualify for the special federal income tax treatment described above. This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under a policy. Any person concerned about these tax implications should consult a tax adviser before making a premium payment. This discussion is based upon NYLIAC’s understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. We cannot predict the likelihood of continuation of the present federal income tax laws or of the current interpretations by the Internal Revenue Service, which may change from time to time without notice. Any such change could have retroactive effects regardless of the date of enactment. Moreover, this discussion does not take into consideration any applicable state or other tax laws except with respect to the imposition of any state premium taxes. We suggest you consult with your tax adviser.

Taxation of Annuities in General

The following discussion assumes that the policies will qualify as annuity contracts for federal income tax purposes. The Statement of Additional Information discusses such qualifications.

Section 72 of the Code governs taxation of annuities in general. NYLIAC believes that an annuity policyowner generally is not taxed on increases in the value of a policy until distribution occurs either in the form of a lump sum received by withdrawing all or part of the Accumulation Value (i.e., surrenders or partial withdrawals) or as Income Payments under the Income Payment option elected. The exception to this rule is that generally, a policyowner of any deferred annuity policy who is not a natural person must include in income any increase in the excess of the policyowner’s Accumulation Value over the policyowner’s investment in the contract during the taxable year. However, there are some exceptions to this exception. You may wish to discuss these with your tax counsel. The taxable portion of a distribution (in the form of an annuity or lump sum payment) is generally taxed as ordinary income. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Accumulation Value generally will be treated as a distribution.

In the case of a withdrawal or surrender distributed to a participant or Beneficiary under a Qualified Policy, a ratable portion of the amount received is taxable, generally based on the ratio of the investment in the contract to the total policy value. The “investment in the contract” generally equals the portion, if any, of any premium payments paid by or on behalf of an individual under a policy which is not excluded from the individual’s gross income. For policies issued in connection with qualified plans, the “investment in the contract” can be zero. The law requires the use of special simplified methods to determine the taxable amount of payments that are based in whole or in part on the Annuitant’s life and that are paid from TSAs.

Generally, in the case of a withdrawal under a Non-Qualified Policy before the Annuity Commencement Date, amounts received are first treated as taxable income to the extent that the Accumulation Value immediately before the withdrawal exceeds the “investment in the contract” at that time. Any additional amount withdrawn is not taxable. On the other hand, upon a full surrender of a Non-Qualified Policy, if the “investment in the contract” exceeds the Accumulation Value (less any surrender charges), the loss is treated as an ordinary loss for federal income tax purposes. However, limitations may apply to the amount of the loss that may be deductible. It is the IRS’s view that a loss on the surrender of a variable annuity contract is treated as a miscellaneous itemized deduction subject to the 2% of adjusted gross income limit.

Although the tax consequences may vary depending on the Income Payment option elected under the policy, in general, only the portion of the Income Payment that represents the amount by which the Accumulation Value exceeds the “investment in the contract” will be taxed. After the investment in the Policy is recovered, the full amount of any additional Income Payments is taxable. For fixed Income Payments, in general, there is no tax on the portion of each payment which represents the same ratio that the “investment in the contract” bears to the total expected value of the Income Payments for the term of the payments. However, the remainder of each Income Payment is taxable until the recovery of the investment in the contract, and thereafter the full amount of each annuity payment is taxable. If death occurs before full recovery of the investment in the contract, the unrecovered amount may be deducted on the Annuitant’s final tax return.

Effective for amounts received in taxable years beginning after December 31, 2010, a policyowner may elect to apply a portion of the Accumulation Value towards one of the Income Payment options we may offer, while the remainder of the policy continues to accumulate income on a tax-deferred basis. This is called a partial annuitization. If a policyowner chooses to partially annuitize a policy, the resulting payments will be taxed as fixed Income Payments described above, only if such payments are received for one of the following periods: (1) the annuitant’s life (or the lives of the joint annuitants, if applicable), or (2) a period of 10 years or more. Provided such requirements are met, the “investment in the contract” will be allocated pro rata between each portion of the policy from which amounts are received as an annuity and the portion of the policy from which amounts are not received as an annuity.

In the case of a distribution, a penalty tax equal to 10% of the amount treated as taxable income may be imposed. The penalty tax is not imposed in certain circumstances, including, generally, distributions: (1) made on or after the date on which the policyowner attains age 59 1/2, (2) made as a result of the policyowner’s (or, where the policyowner is not an individual, the Annuitant’s) death, (3) made as a result of the policyowner’s disability, (4) which are part of a series of substantially equal periodic payments (at least annually) made for the life (or life expectancy) of the policyowner or the joint lives (or joint life expectancies) of the policyowner and his or her designated beneficiary, or (5) received from an Inherited IRA. Other tax penalties may apply to certain distributions pursuant to a Qualified Policy.

All non-qualified, deferred annuity contracts issued by NYLIAC (or its affiliates) to the same policyowner during any calendar year are to be treated as one annuity contract for purposes of determining the amount includible in an individual’s gross income. In addition, there may be other situations in which the Treasury Department may conclude (under its authority to issue regulations) that it would be appropriate to aggregate two or more annuity contracts purchased by the same policyowner. Accordingly, a policyowner should consult a tax adviser before purchasing more than one policy or other annuity contract.

A transfer of ownership of a policy, or designation of an Annuitant or other Beneficiary who is not also the policyowner, may result in certain income or gift tax consequences to the policyowner. A policyowner contemplating any transfer or assignment of a policy should consult a tax adviser with respect to the potential tax effects of such a transaction.

3.8 Percent Tax on Certain Investment Income

In general, a tax of 3.8 percent will apply to net investment income (“NII”) received by an individual taxpayer to the extent his or her modified adjusted gross income (“MAGI”) exceeds certain thresholds (e.g., $250,000 in the case of taxpayers filing jointly, $125,000 in the case of a married taxpayer filing separately and $200,000 in the case of other individual taxpayers). For this purpose, NII includes (i) gross income from various investments, including gross income received with respect to annuities that are not held through a tax-qualified plan (e.g., a traditional IRA or Section 403(b) plan) and (ii) net gain attributable to the disposition of property. Such NII (as well as gross income from tax qualified plans) will also increase a taxpayer’s MAGI for purposes of the taxable thresholds described above. This tax also applies to trusts and estates under a special set of rules. In 2012 the IRS and the Treasury Department issued guidance regarding this new tax in the form of proposed regulations, which were finalized in 2013. You should consult your tax advisor to determine the applicability of this tax in your individual circumstances and with respect to any amount received in connection with the surrender of this policy, distributions or withdrawals from this policy or the exercise of other rights and features under this annuity contract.

Partial Section 1035 Exchanges

Section 1035 of the Code provides that an annuity contract may be exchanged in a tax-free transaction for another annuity contract or a long-term care insurance policy. The IRS has issued guidance which provides that the direct transfer of a portion of an annuity contract into another annuity contract can qualify as a tax-free exchange, provided that no amounts (other than annuity payments made for life or for a term of at least 10 years) are distributed from either contract involved in the exchange for 180 days following the date of the transfer. If a taxpayer takes a distribution during this 180-day waiting period, the IRS guidance provides that the IRS will apply general tax principles to determine the tax treatment of the transfer and/or the distribution (e.g., in appropriate circumstances, as taxable “boot” or as a taxable distribution, effectively negating the tax-free exchange).

This IRS guidance, however, does not address the tax treatment of a partial exchange of an annuity contract for a long-term care insurance policy. Although we believe that taking a distribution or withdrawal from the Contract described in this prospectus within 180 days of a partial exchange of such Contract for a long-term care insurance policy should not cause such prior partial exchange to be treated as taxable, there can be no assurance that the IRS will not expand the 180-day rule described above to partial exchanges of an annuity contract for a long-term care insurance policy, or that the IRS will not provide other guidance with respect to such partial exchanges. If you contemplate such an exchange, you should consult a tax advisor to discuss the potential tax effects of such a transaction.

Qualified Policies

Qualified Policies are designed for use with retirement plans that qualify for special federal income tax treatment under Sections 219, 403(b), 408, and 408A of the Code. The tax rules applicable to participants and beneficiaries in these plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions (including special rules for certain lump sum distributions to individuals who attained the age of 50 by January 1, 1986). Adverse tax consequences may result from contributions in excess of specified limits, distributions prior to age 59 1/2 (subject to certain exceptions), distributions that do not conform to specified minimum distribution rules and in certain other circumstances. Therefore, this discussion only provides general information about the use of Qualified Policies with the plans described below. Policyowners and participants under these plans, as well as Annuitants and Beneficiaries are cautioned that the rights of any person to any benefits under the plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the policy issued in connection with the plan. Purchasers of Qualified Policies should seek legal and tax advice regarding the suitability of the policy.

(a) 403(b) Plans. Under Section 403(b) of the Code, payments made by public school systems and certain tax exempt organizations to purchase annuity policies for their employees are excludible from the gross income of the employee, subject to certain limitations. However, such payments may be subject to FICA (Social Security) taxes.

Important Information Regarding Final Code Section 403(b) Regulations

On July 26, 2007, the Department of the Treasury published final Code section 403(b) regulations that were largely effective on January 1, 2009. These comprehensive regulations include several new rules and requirements, such as a requirement that employers maintain their Code section 403(b) plans pursuant to a written plan. The final regulations, subsequent IRS guidance, and the terms of the written plan and/or the written information sharing agreement between the employer and NYLIAC may impose new restrictions on both new and existing Code section 403(b) TSA contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased.

Prior to the effective date of the final regulations, IRS guidance applicable to tax-free transfers and exchanges of Code section 403(b) TSA contracts or custodial accounts became effective September 25, 2007, replacing existing rules under IRS Revenue Ruling 90-24 previously applicable to such transfers and exchanges (a “90-24 transfer”). Under this guidance, transfers and exchanges (both referred to below as “transfers”) are available only to the extent permitted under the employer’s written Code section 403(b) plan.

Transfers occurring after September 24, 2007 that do not comply with this guidance can result in the applicable contract becoming taxable on January 1, 2009, or the date of the transfer, whichever is later. If you make a transfer to a contract or custodial account that is not part of the employer’s Code section 403(b) plan (other than a transfer to a different plan), and the contract provider and employer fail to enter into an information sharing agreement by January 1, 2009, the transfer would be considered a “failed” transfer, resulting in the applicable contract becoming subject to tax. Additional guidance issued by the IRS generally permits a failed transfer to be corrected no later than June 30, 2009, by re-transferring to a contract or custodial account that is part of the employer’s Code section 403(b) plan and/or that is subject to an information-sharing agreement with the employer.

In general, certain contracts originally established by a 90-24 transfer prior to September 25, 2007, are exempt (or grandfathered) from some of the requirements of the final regulations; provided that no salary reduction or other contributions have ever been made to such contracts, and that no additional transfers are made to such contracts on or after September 25, 2007. Further, contracts that are not grandfathered are generally required to be part of, and subject to the requirements of, an employer’s written Code section 403(b) plan no later than by January 1, 2009.

The new rules in the final regulations generally do not affect a participant’s ability to transfer some or all of a Code section 403(b) TSA contract to a state-defined benefit plan to purchase service credits, where such a transfer is otherwise consistent with applicable rules and requirements and with the terms of the employer’s plan.

You should discuss with your tax advisor the final Code section 403(b) regulations and other applicable IRS guidance in order to determine the impact they may have on any existing Code section 403(b) TSA contracts that you may own and/or on any Code section 403(b) TSA contract that you may consider purchasing.

(b) Individual Retirement Annuities. Sections 219 and 408 of the Code permit individuals or their employers to contribute to an individual retirement program known as an “Individual Retirement Annuity” or “IRA”, including an employer-sponsored Simplified Employee Pension or “SEP”. Individual Retirement Annuities are subject to limitations on the amount which may be contributed and deducted and the time when distributions may commence. In addition, distributions from certain other types of qualified plans may be placed into IRAs on a tax-deferred basis.

(c) Roth Individual Retirement Annuities. Section 408A of the Code permits individuals with incomes below a certain level to contribute to an individual retirement program known as a “Roth Individual Retirement Annuity” or “Roth IRA.” Roth IRAs are subject to limitations on the amount that may be contributed. Contributions to Roth IRAs are not deductible, but distributions from Roth IRAs that meet certain requirements are not included in gross income. Individuals generally may convert their existing non-Roth IRAs into Roth IRAs. Beginning in 2008, a direct rollover may also be made from an eligible retirement plan other than a non-Roth IRA (such as a qualified retirement plan, section 403(b) tax sheltered annuity, or eligible governmental section 457 plan) to a Roth IRA provided applicable requirements are met. Such conversions and rollovers will be subject to income tax at the time of conversion or rollover.

(d) Inherited IRAs. This policy may also be issued as an inherited IRA if, after the death of the owner of an IRA, the named Beneficiary (other than the IRA owner’s spouse) directs that the IRA death proceeds be transferred to a new policy issued as an Inherited IRA. Beginning in 2007, a non-spouse beneficiary of an eligible retirement plan (such as a qualified retirement plan, section 403(b) tax sheltered annuity, or eligible governmental section 457 plan) may, if all applicable requirements are met, directly rollover a distribution from such plan into an Inherited IRA. The named Beneficiary of the original IRA policy or eligible retirement plan (as the case may be) will become the Annuitant under the Inherited IRA and may generally exercise all rights under the Inherited IRA policy, including the right to name his or her own Beneficiary in the event of death.

Special tax rules apply to an Inherited IRA. The tax law does not permit additional premiums to be contributed to an Inherited IRA policy. Also, in order to avoid certain income tax penalties, a Required Minimum Distribution (“RMD”) must be withdrawn each year from an inherited IRA policy. The first RMD must be taken on or before December 31 of the calendar year following the year of the original IRA owner’s or eligible retirement plan participants’ death. The penalty tax equals 50% of the excess of the RMD amount over the amounts, if any, actually withdrawn from the Inherited IRA during the calendar year.

(e) SIMPLE IRAs. SIMPLE IRAs permit certain small employers to establish SIMPLE IRA plans as provided by Section 408(p) of the Code, under which employees may elect to defer to a Simple IRA a percentage of compensation up to $12,500 for 2017 (and thereafter, adjusted for cost-of-living increases in accordance with the Code). Employees who attain age 50 or over by the end of the relevant calendar year may also elect to make an additional catch-up contribution. Such additional contribution may be up to $3,000 for 2017 (and thereafter adjusted for cost-of-living increases in accordance with the Code). The sponsoring employer is generally required to make matching or non-elective contributions on behalf of employees. Distributions from SIMPLE IRAs are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, distributions prior to age 59 1/2 are subject to a 10% penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee’s participation in the SIMPLE IRA plan. All references in this Prospectus to the 10% penalty tax should be read to include this limited 25% penalty tax if your Qualified Policy is used as a SIMPLE IRA.

The Qualified Policies are subject to the RMD rules under Code section 401(a)(9) and the regulations issued thereunder. Under these rules, generally, distributions under your Qualified Policy must begin no later than the beginning date required by the Internal Revenue Service (“IRS”). The beginning date is determined by the type of Qualified Policy that you own. For each calendar year that an RMD is not timely made, a 50% excise tax is imposed on the amount that should have been distributed, but was not.

Unless the distributions are made in the form of an annuity that complies with Code section 401(a)(9) and the regulations issued thereunder, the minimum amount required to be distributed for each calendar year is generally determined by dividing the value of the Qualified Policy as of the end of the prior calendar year by the applicable distribution period (determined under IRS tables).

Beginning in 2006, regulations under Code section 401(a)(9) provide a new method for calculating the amount of RMDs from Qualified Policies. Under these regulations, during the accumulation phase of the Qualified Policy, the actuarial present value of certain additional benefits provided under the policy (such as guaranteed death benefits) must be taken into account in calculating the value of the Qualified Policy for purposes of determining the annual RMD for the Qualified Policy. As a result, under these regulations, it is possible that, after taking account of the value of such benefits, there may not be sufficient Accumulation Value to satisfy the applicable RMD requirement. This generally will depend on the investment performance of your policy. You may need to satisfy such RMD from other tax-qualified plans that you own. You should consult with your tax advisor regarding these requirements and the implications of purchasing any riders or other benefits in connection with your Qualified Policy.

Taxation of Death Benefits

The tax treatment of amounts distributed from your contract upon the death of the policyowner or annuitant depends on whether the policyowner or annuitant dies before or after the Annuity Commencement Date. If death occurs prior to the Annuity Commencement Date, and the Beneficiary receives payments under an annuity payout option, the benefits are generally taxed in the manner described above for annuity payouts. If the benefits are received in a lump sum, they are taxed to the extent they exceed the remaining investment in the contract. If death occurs after the Annuity Commencement Date, amounts received by the Beneficiary are not taxed until they exceed the remaining investment in the contract.

DISTRIBUTION AND COMPENSATION ARRANGEMENTS

NYLIFE Distributors LLC (“NYLIFE Distributors”), the underwriter and distributor of the policies, is registered with the SEC and the Financial Industry Regulatory Authority, Inc. (FINRA) as a broker-dealer. The firm is an indirect wholly-owned subsidiary of New York Life, and an affiliate of NYLIAC. Its principal business address is 30 Hudson Street, Jersey City, New Jersey 07302.

The policies are sold by registered representatives of NYLIFE Securities, LLC (“NYLIFE Securities”), a broker-dealer that is an affiliate of NYLIFE Distributors. Your registered representative is also a licensed insurance agent with New York Life. He or she may be qualified to offer other forms of life insurance, annuities, and other investment products. In certain circumstances, NYLIFE Securities registered representatives can sell both products manufactured and issued by New York Life or its affiliates and products provided by other companies.

NYLIFE Securities and in turn your registered representative, receive compensation for selling you this policy or any other investment product. Compensation may consist of commissions, asset-based compensation, allowances for expenses, and other compensation programs. The amount of compensation will vary depending on the policy, the age of the Owner and whether the source of funds is from an internal exchange. Differing compensation arrangements have the potential to influence the recommendation made by your registered representative or broker-dealer.

The maximum commission and expense allowance paid to NYLIFE Securities registered representatives is typically 5% of all premiums received. The total commissions paid for New York Life Premier Plus Variable Annuity policies during the fiscal years ended December 31, 2016, 2015 and 2014 were $6,539,330, $37,477,663 and $73,698,941, respectively.

New York Life also has other compensation programs where managers and employees involved in the sales process receive additional compensation related to the sale of products manufactured and issued by New York Life or its affiliates.

NYLIFE Securities registered representatives can qualify to attend New York Life-sponsored educational, training, and development conferences based on the sales they make of life insurance, annuities, and investment products during a particular twelve-month period. In addition, qualification for recognition programs sponsored by New York Life depends on the sale of products manufactured and issued by New York Life or its affiliates.

VOTING RIGHTS

The Funds are not required to and typically do not hold routine annual stockholder meetings. Special stockholder meetings will be called when necessary. To the extent required by law, NYLIAC will vote the Eligible Portfolio shares held in the Investment Divisions at special shareholder meetings of the Funds in accordance with instructions we receive from persons having voting interests in the corresponding Investment Division. If, however, the federal securities laws are amended, or if NYLIAC’s present interpretation should change, and as a result, NYLIAC determines that it is allowed to vote the Eligible Portfolio shares in its own right, we may elect to do so.

Prior to the Annuity Commencement Date, you hold a voting interest in each Investment Division to which you have money allocated. We will determine the number of votes which are available to you by dividing the Accumulation Value attributable to an Investment Division by the net asset value per share of the applicable Eligible Portfolios. We will calculate the number of votes which are available to you separately for each Investment Division. We will determine that number by applying your percentage interest, if any, in a particular Investment Division to the total number of votes attributable to the Investment Division.

We will determine the number of votes of the Eligible Portfolio which are available as of the date established by the Portfolio of the relevant Fund. Voting instructions will be solicited by written or electronic communication prior to such meeting in accordance with procedures established by the relevant Fund.

If we do not receive timely instructions, we will vote those shares in proportion to the voting instructions which are received with respect to all policies participating in that Investment Division. As a result, a small number of policyholders may control the outcome of the vote. We will apply voting instructions to abstain on any item to be voted upon on a pro rata basis to reduce the votes eligible to be cast. Each person having a voting interest in an Investment Division will receive proxy material, reports and other materials relating to the appropriate Eligible Portfolio.

TABLE OF CONTENTS FOR THE

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more details concerning the subjects discussed in this Prospectus. The following is the Table of Contents for the SAI:

How to obtain a New York Life Premier Plus Variable Annuity Statement of Additional Information.

The New York Life Premier Plus Variable Annuity Statement of Additional Information is posted on our website, www.newyorklife.com. For a paper copy of the Statement of Additional Information, call (800) 598-2019 or send this request form to:

NYLIAC Variable Products Service Center

Madison Square Station

P.O. Box 922

New York, NY 10159

Please send me a New York Life Premier Plus Variable Annuity Statement of Additional Information dated May 1, 2017:

Name

Address

City	State	Zip

APPENDIX 1 – INFORMATION REGARDING SINGLE PREMIUM POLICIES

Prospectus Dated May 1, 2017

NYLIAC offers an individual single premium version of the New York Life Premier Plus Variable Annuity policy in Mississippi and Washington. This Appendix modifies the May 1, 2017 Prospectus for the policies to describe the single premium version of the policies.

All capitalized terms have the same meaning as those in the Prospectus.

The principal difference between the single premium version and the flexible premium version of the policies is that under the single premium policies you can only make one premium payment.

Accordingly, for single premium policies, the prospectus is amended in the following respects:

I. SINGLE PREMIUM ONLY

When reading this Appendix together with the Prospectus, keep in mind that only one premium payment was permitted under the single premium policies and only one Premium Credit and/or Breakpoint Credit (if applicable) was applied to such premium payment. Exceptions to this rule apply only in cases where part of your purchase payment is funded from another source, such as 1035 exchange, rollover, or transfer from an institution. In such cases, we may receive parts of your purchase payment on different business days.

Accordingly, except in the circumstances described above, all references throughout the prospectus to premium payments in the plural (and any Premium Credits and/or Breakpoint Credits thereon) should be read to mean the singular. Further, references to allocations of premium payments (and any Premium Credits and/or Breakpoint Credits thereon) should be read to mean an allocation of the premium or any portion thereof (and any Premium Credits and/or Breakpoint Credits thereon). Naturally, any features or services that relate to multiple premium payments are not applicable to the single premium policy. The Premium Credit Rate is shown on the Policy Data Page of your policy.

In addition, replace the definition of “Premium Credit” in the Prospectus with the following:

Premium Credit—An amount we apply to your Accumulation Value at the time of your premium payment. The Premium Credit is calculated as a percentage (“Premium Credit Rate”) of the premium payment. Replace all references to “Payment Year” throughout the Prospectus with “Policy Year,” and delete the definition of “Payment Year.”

II. MAINTENANCE OF POLICY VALUE

Replace the paragraph under question “8.” and under “DISTRIBUTIONS UNDER THE POLICY—OUR RIGHT TO CANCEL” with the following:

If a partial withdrawal, together with any surrender charges, would reduce the Accumulation Value of your policy such that it would provide for Income Payments of less than $20 per month on the Annuity Commencement Date, we reserve the right to terminate your policy. We will notify you of Our intention to exercise this right 90 days prior to terminating your policy. If we terminate your policy, we will pay you the Accumulation Value of your policy in one lump sum.

Replace the heading of question “8.” with: “8. MAY WE TERMINATE YOUR POLICY?”

Appendix 2 – Investment Division Restrictions and Asset Allocation Models available with GIPR and GIPR 2.0

Asset Allocation Categories: Category A
Minimum Allocation	30%
Maximum Allocation	100%

Category A Funds

MainStay VP Bond		MainStay VP Unconstrained Bond
MainStay VP Government		BlackRock® High Yield V.I. Fund
MainStay VP Floating Rate		Columbia Variable Portfolio — Emerging Markets Bond
MainStay VP High Yield Corporate Bond MainStay VP Indexed Bond MainStay VP PIMCO Real Return MainStay VP U.S. Government Money Market		PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged) PIMCO VIT Low Duration Portfolio PIMCO VIT Total Return Portfolio

Category B
Minimum Allocation	0%
Maximum Allocation	70%

Category B Funds MainStay VP Absolute Return Multi-Strategy		MainStay VP Moderate Growth Allocation
MainStay VP Balanced		MainStay VP S&P 500 Index
MainStay VP Common Stock		MainStay VP T. Rowe Price Equity Income
MainStay VP Conservative Allocation		BlackRock® Global Allocation V.I.Fund
MainStay VP Convertible		ClearBridge Variable Appreciation Portfolio
MainStay VP Cornerstone Growth		Deutsche Alternative Asset Allocation VIP
MainStay VP Epoch U.S. Equity Yield		Fidelity® VIP Contrafund® Portfolio
MainStay VP Growth Allocation		Fidelity® VIP Growth Opportunities Portfolio
MainStay VP Income Builder		MFS® Research Series
MainStay VP Janus Balanced		MFS® Investors Trust Series
MainStay VP Large Cap Growth		Victory VIF Diversified Stock
MainStay VP MFS® Utilities MainStay VP Moderate Allocation

Category C
Minimum Allocation	0%
Maximum Allocation	10%

Category C Funds

MainStay VP Cushing Renaissance Advantage

MainStay VP Emerging Markets Equity

MainStay VP Eagle Small Cap Growth

MainStay VP Epoch U.S. Small Cap

MainStay VP International Equity

MainStay VP Mid Cap Core

MainStay VP Small Cap Core

MainStay VP VanEck Global Hard Assets

American Funds IS® Global Small Capitalization Fund

American Funds IS® New World Fund®

Columbia Variable Portfolio — Commodity Strategy

Columbia Variable Portfolio — Small Cap Value

Dreyfus IP Technology Growth

Fidelity® VIP Equity-Income Portfolio

Fidelity® VIP Mid-Cap Portfolio

Invesco V.I. American Value Fund

Invesco V.I. International Growth

Janus Aspen Global Research

MFS® International Value Portfolio

Morgan Stanley VIF U.S. Real Estate Portfolio

Neuberger Berman AMT Mid Cap Growth Portfolio

Asset Allocation Models

Moderately Aggressive

30% MainStay VP Growth Allocation

10% Fidelity® VIP Contrafund® Portfolio

10% MainStay VP Unconstrained Bond

  6% MainStay VP Absolute Return Multi-Strategy

  6% MFS® Investors Trust Series

  5% MainStay VP High Yield Corporate Bond

  5% PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)

  5% PIMCO VIT Total Return Portfolio

  4% Deutsche Alternative Asset Allocation VIP

  4% Invesco V.I. International Growth Fund

  4% MainStay VP Common Stock

  3% American Funds IS® New World Fund®

  3% Neuberger Berman AMT Mid Cap Growth Portfolio

  2% Columbia Variable Portfolio — Emerging Markets Bond

  2% PIMCO VIT Low Duration Portfolio

  1% MainStay VP PIMCO Real Return

Moderate

30% MainStay VP Moderate Growth Allocation

15% MainStay VP Unconstrained Bond

  7% Fidelity® VIP Contrafund® Portfolio

  7% MainStay VP Absolute Return Multi-Strategy

  6% PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)

  6% PIMCO VIT Total Return Portfolio

  5% BlackRock® Global Allocation V.I. Fund

  4% Invesco V.I. International Growth Fund

  4% MainStay VP High Yield Corporate Bond

  3% Deutsche Alternative Asset Allocation VIP

  3% MFS® Investors Trust Series

  3% PIMCO VIT Low Duration Portfolio

  2% American Funds IS® New World Fund®

  2% MainStay VP PIMCO Real Return

  2% Neuberger Berman AMT Mid Cap Growth Portfolio

  1% Columbia Variable Portfolio — Emerging Markets Bond

Moderately Conservative

30% MainStay VP Moderate Allocation

20% MainStay VP Unconstrained Bond

  8% MainStay VP Absolute Return Multi-Strategy

  8% PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)

  8% PIMCO VIT Total Return Portfolio

  5% Fidelity® VIP Contrafund® Portfolio

  5% BlackRock® Global Allocation V.I. Fund

  4% MainStay VP High Yield Corporate Bond

  4% PIMCO VIT Low Duration Portfolio

  2% Deutsche Alternative Asset Allocation VIP

  2% Invesco V.I. International Growth Fund

  2% MainStay VP PIMCO Real Return

  1% American Funds IS® New World Fund®

  1% Neuberger Berman AMT Mid Cap Growth Portfolio

Conservative

30% MainStay VP Unconstrained Bond

20% MainStay VP Conservative Allocation

12% PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)

12% PIMCO VIT Total Return Portfolio

  9% MainStay VP Absolute Return Multi Strategy

  5% BlackRock® Global Allocation V.I. Fund

  5% PIMCO VIT Low Duration Portfolio

  4% MainStay VP High Yield Corporate Bond

  2% MainStay VP PIMCO Real Return

  1% Deutsche Alternative Asset Allocation VIP

2014-2015 Asset Allocation Models (not available for new allocation on or after May 1, 2016)

Moderately Aggressive	Moderate

35% MainStay VP Growth Allocation

12% Fidelity® VIP Contrafund® Portfolio

10% MainStay VP High Yield Corporate Bond

10% MainStay VP Unconstrained Bond

  8% MainStay VP Absolute Return Multi-Strategy

  5% MFS® Investors Trust Series

  5% PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)

  5% PIMCO VIT Total Return Portfolio

  4% Invesco V.I. International Growth Fund

  3% American Funds IS® New World Fund®

  3% Neuberger Berman AMT Mid Cap Growth Portfolio

35% MainStay VP Moderate Growth Allocation

15% MainStay VP Unconstrained Bond

10% Fidelity® VIP Contrafund® Portfolio

10% PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)

10% PIMCO VIT Total Return Portfolio

  8% MainStay VP High Yield Corporate Bond

  5% MainStay VP Absolute Return Multi-Strategy

  3% Invesco V.I. International Growth Fund

  2% American Funds IS® New World Fund®

  2% Neuberger Berman AMT Mid Cap Growth Portfolio

Moderately Conservative

35% MainStay VP Moderate Allocation

20% MainStay VP Unconstrained Bond

15% PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)

15% PIMCO VIT Total Return Portfolio

  6% MainStay VP High Yield Corporate Bond

  3% MainStay VP Absolute Return Multi-Strategy

  2% Fidelity® VIP Contrafund® Portfolio

  2% Invesco V.I. International Growth Fund

  1% American Funds IS® New World Fund®

  1% Neuberger Berman AMT Mid Cap Growth Portfolio

Conservative

30% MainStay VP Unconstrained Bond

25% MainStay VP Conservative Allocation

20% PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)

20% PIMCO VIT Total Return Portfolio

  5% MainStay VP High Yield Corporate Bond

2013 Asset Allocation Models (not available for new allocation on or after May 1, 2016)

Appreciation

35% MainStay VP Growth Allocation

20% MainStay VP Absolute Return Multi-Strategy

20% MainStay VP Unconstrained Bond

10% MainStay VP Floating Rate

  5% Fidelity® VIP Contrafund® Portfolio

  5% MainStay VP International Equity

  5% MainStay VP Emerging Markets Equity

Balanced

35% MainStay VP Moderate Growth Allocation

25% MainStay VP Unconstrained Bond

15% Fidelity® VIP Contrafund® Portfolio

10% MainStay VP Absolute Return Multi-Strategy

  5% MainStay VP Floating Rate

  5% MainStay VP International Equity

  5% BlackRock® Global Allocation V.I. Fund

Protection

30% MainStay VP Moderate Growth Allocation

25% MainStay VP Unconstrained Bond

20% BlackRock® Global Allocation V.I. Fund

10% MainStay VP Bond

  5% MainStay VP Absolute Return Multi-Strategy

  5% MainStay VP Floating Rate

  5% MainStay VP PIMCO Real Return

Statement of Additional Information

May 1, 2017

for

New York Life Premier Plus Variable Annuity

From

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a Delaware Corporation)

51 Madison Avenue, Room 251

New York, New York 10010

Investing in

NYLIAC Variable Annuity Separate Account-III

NYLIAC Variable Annuity Separate Account-IV

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI contains information that expands upon subjects discussed in the current New York Life Premier Plus Variable Annuity Prospectus. You should read the SAI in conjunction with the current New York Life Premier Plus Variable Annuity Prospectus dated May 1, 2017. You may obtain a copy of the Prospectus by calling New York Life Insurance and Annuity Corporation (“NYLIAC”) at (800) 598-2019 or writing to NYLIAC at Madison Square Station, P.O. Box 922, New York, NY 10159. Terms used but not defined in this SAI have the same meaning as in the current New York Life Premier Plus Variable Annuity Prospectus.

In some states, NYLIAC offers an individual single premium version of the Policies. Appendix 1 of this SAI modifies this SAI to describe the single premium version of the policies.

THE POLICIES

The following provides additional information about the policies and supplements the description in the Prospectus.

Valuation of Accumulation Units

Accumulation Units are valued separately for each Investment Division of the Separate Account. The method used for valuing Accumulation Units in each Investment Division is the same. We arbitrarily set the value of each Accumulation Unit as of the date operations began for the Investment Division. Thereafter, the value of an Accumulation Unit of an Investment Division for any Business Day equals the value of an Accumulation Unit in that Investment Division as of the immediately preceding Business Day multiplied by the “Net Investment Factor” for that Investment Division for the current Business Day.

We determine the Net Investment Factor for Accumulation Value Based M&E Charge (Separate Account-III) policies for each Investment Division for any period from the close of the preceding Business Day to the close of the current Business Day (the “Valuation Period”) by the following formula:

(a/b) – c

Where: a = the result of:

(1) the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined at the end of the current Valuation Period, plus

(2) the per share amount of any dividend or capital gain distribution made by the Eligible Portfolio for shares held in the Investment Division if the “ex-dividend” date occurs during the current Valuation Period;

b =	the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined as of the end of the immediately preceding Valuation Period; and

c =	the daily Mortality and Expense Risk and Administrative Costs charge, which is 1/365th* of the annual Mortality and Expense Risk and Administrative Costs Charge shown on the Policy Data Page.

*	In a leap year, this calculation is based on 366 days.

In each case, the Net Investment Factor for Premium Based M&E Charge (Separate Account-IV) policies is determined by the following formula:

(a/b)

Where: a = the result of:

(1) the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined at the end of the current Valuation Period, plus

(2) the per share amount of any dividend or capital gain distribution made by the Eligible Portfolio for shares held in the Investment Division if the “ex-dividend” date occurs during the current Valuation Period;

b =	the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined as of the end of the immediately preceding Valuation Period.

In each case, the Net Investment Factor may be greater or less than one. Therefore, the value of an Accumulation Unit in an Investment Division may increase or decrease from Valuation Period to Valuation Period.

ANNUITY PAYMENTS

We will make equal annuity payments each month under the Life Income Payment Option during the lifetime of the Annuitant. Once payments begin, they do not change and are guaranteed for 10 years even if the Annuitant dies sooner. If the Annuitant dies before all guaranteed payments have been made, the rest will be made to the Beneficiary. We may require that the payee submit proof of the Annuitant’s survivorship as a condition for future payments beyond the 10-year guaranteed payment period.

On the Annuity Commencement Date, We will determine the Accumulation Value of your policy and use that value to calculate the amount of each annuity payment. We determine each annuity payment by applying the Accumulation Value, less any premium taxes, to the annuity factors specified in the annuity table set forth in the policy. Those factors are

2

based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the gender (except where, as in the case of certain Qualified Policies and other employer-sponsored retirement plans, such classification is not permitted), date of application and age of the Annuitant. The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor from the table to compute the amount of the each monthly annuity payment.

GENERAL MATTERS

Non-Participating. The policies are non-participating. Dividends are not paid.

Misstatement of Age or Gender. If the Annuitant’s stated age and/or gender in the policy are incorrect, NYLIAC will change the benefits payable to those which the premium payments would have purchased for the correct age and gender. Gender is not a factor when annuity benefits are based on unisex annuity payment rate tables. (See “Income Payments—Election of Income Payment Options” in the Prospectus.) If We made payments based on incorrect age or gender, We will increase or reduce a later payment or payments to adjust for the error. Any adjustment will include interest, at 3.0% per year, from the date of the wrong payment to the date the adjustment is made.

Assignments. If permitted by the plan or by law for the plan indicated in the application for the policy, you may assign your interest in a Non-Qualified Policy or any interest in it prior to the Annuity Commencement Date and during the Owner’s lifetime. In order to effect an assignment of all or any part of your interest in a Non-Qualified Policy prior to the Annuity Commencement Date and during the Owner’s lifetime, you must send a duly executed instrument of assignment to VPSC at one of the addresses listed in Question 16 of the Prospectus. NYLIAC will not be deemed to know of an assignment unless it receives a copy of a duly executed instrument evidencing such assignment. Further, NYLIAC assumes no responsibility for the validity of any assignment. (See “Federal Tax Matters—Taxation of Annuities in General” of the Prospectus.)

Modification. NYLIAC may not modify the policy without your consent except to make the policy meet the requirements of the Investment Company Act of 1940, or to make the policy comply with any changes in the Code or as required by the Code in order to continue treatment of the policy as an annuity, or by any other applicable law.

Incontestability. We rely on statements made in the application or a Policy Request. They are representations, not warranties. We will not contest the policy after it has been in force during the lifetime of the Annuitant for two years from the Policy Date.

FEDERAL TAX MATTERS

Taxation of New York Life Insurance and Annuity Corporation

NYLIAC is taxed as a life insurance company. Because the Separate Account is not an entity separate from NYLIAC, and its operations form a part of NYLIAC, it will not be taxed separately as a “regulated investment company” under Subchapter M of the Code. As a result, NYLIAC takes into account applicable tax attributes of the assets of the Separate Account on its corporate income tax return, including corporate dividends received deductions and foreign tax credits that may be produced by assets of the Separate Account. Investment income and realized net capital gains on the assets of the Separate Account are reinvested and are taken into account in determining the Accumulation Value. As a result, such investment income and realized net capital gains are automatically retained as part of the reserves under the policy. Under existing federal income tax law, NYLIAC believes that Separate Account investment income and realized net capital gains should not be taxed to the extent that such income and gains are retained as part of the tax-deductible reserves under the policy.

Tax Status of the Policies

Section 817(h) of the Code requires that the investments of the Separate Account must be “adequately diversified” in accordance with Treasury regulations in order for the policies to qualify as annuity contracts under Section 72 of the Code. The Separate Account intends to comply with the diversification requirements prescribed by the Treasury under Treasury Regulation Section 1.817-5.

To comply with regulations under Section 817(h) of the Code, the Separate Account is required to diversify its investments, so that on the last day of each quarter of a calendar year, no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S.

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Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

Although the Treasury Department has issued regulations on the diversification requirements, such regulations do not provide guidance concerning the extent to which policyowners may direct their investments to particular subaccounts of a separate account, or the permitted number of such subaccounts. It is unclear whether additional guidance in this regard will be issued in the future. It is possible that if such guidance is issued, the policy may need to be modified to comply with such additional guidance. For these reasons, NYLIAC reserves the right to modify the policy as necessary to attempt to prevent the policyowner from being considered the owner of the assets of the Separate Account or otherwise to qualify the policy for favorable tax treatment.

The Code also requires that non-qualified annuity contracts contain specific provisions for distribution of the policy proceeds upon the death of any policyowner. In order to be treated as an annuity contract for federal income tax purposes, the Code requires that such policies provide that (a) if any policyowner dies on or after the Annuity Commencement Date and before the entire interest in the policy has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on the policyowner’s death; and (b) if any policyowner dies before the Annuity Commencement Date, the entire interest in the policy must generally be distributed within 5 years after the policyowner’s date of death. For policies owned by a grantor trust, all of whose grantors are individuals, these distribution requirements apply at the death of any grantor. These requirements will be considered satisfied if the entire interest of the policy is used to purchase an immediate annuity under which payments will begin within one year of the policyowner’s death and will be made for the life of the Beneficiary or for a period not extending beyond the life expectancy of the Beneficiary. If the Beneficiary is the policyowner’s surviving spouse (as defined under Federal law), the Policy may be continued with the surviving spouse as the new policyowner. If the policyowner is not a natural person, these “death of Owner” rules apply when the primary Annuitant dies or is changed. Non-Qualified Policies contain provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in these policies satisfy all such Code requirements. The provisions contained in these policies will be reviewed and modified if necessary to assure that they comply with the Code requirements when clarified by regulation or otherwise.

Withholding of federal income taxes on the taxable portion of all distributions may be required unless the recipient elects not to have any such amounts withheld and properly notifies NYLIAC of that election. Different rules may apply to United States citizens or expatriates living abroad. In addition, some states have enacted legislation requiring withholding.

Even if a recipient elects no withholding, special rules may require NYLIAC to disregard the recipient’s election if the recipient fails to supply NYLIAC with a “TIN” or taxpayer identification number (social security number for individuals) or if the Internal Revenue Service notifies NYLIAC that the TIN provided by the recipient is incorrect.

Under the Foreign Account Tax Compliance Act (“FATCA”), as reflected in Sections 1471 through 1474 of the IRC, U.S. withholding agents (such as NYLIAC) may be required to obtain certain information to establish the U.S. or non-U.S. status of its account or contract holders (e.g., a Form W-9 or W-8BEN may be required) and perform certain due diligence to ensure that information is accurate. In certain cases, if this information is not obtained, withholding agents, such as NYLIAC may be required to withhold at a 30 percent rate on certain payments beginning July 1, 2014.

SAFEKEEPING OF SEPARATE ACCOUNT ASSETS

NYLIAC holds title to assets of the Separate Accounts. The assets are kept physically segregated and held separate and apart from NYLIAC’s general corporate assets. Records are maintained of all purchases and redemptions of Eligible Portfolio shares held by each of the Investment Divisions.

STATE REGULATION

NYLIAC is a stock life insurance company organized under the laws of Delaware, and is subject to regulation by the Delaware State Insurance Department. We file an annual statement with the Delaware Commissioner of Insurance on or before March 1 of each year covering the operations and reporting on the financial condition of NYLIAC as of December 31 of the preceding calendar year. Periodically, the Delaware Commissioner of Insurance examines the financial condition of NYLIAC, including the liabilities and reserves of the Separate Account.

In addition, NYLIAC is subject to the insurance laws and regulations of all the states where it is licensed to operate. The availability of certain policy rights and provisions depends on state approval and/or filing and review processes. Where required by state law or regulation, the policies will be modified accordingly.

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RECORDS AND REPORTS

NYLIAC maintains all records and accounts relating to the Separate Account. As presently required by the federal securities laws, NYLIAC will mail to you at your last known address of record, at least semi-annually after the first Policy Year, reports containing information required under the federal securities laws or by any other applicable law or regulation. It is important that your confirmation and Quarterly Statements be reviewed immediately to ensure that there are no errors. In order to correct an error, you must call it to our attention within 15 days of the date of the statement.

It is important that you inform NYLIAC of an address change so that you can receive these policy statements (See “How do I contact NYLIAC by Telephone or by the Internet?” in the Prospectus). In the event your statement is returned from the US Postal Service as undeliverable, we reserve the right to suspend mailing future correspondence and also suspend current transaction processing until an accurate address is obtained. Additionally, no new service requests can be processed until a valid current address is provided.

LEGAL PROCEEDINGS

NYLIAC is a defendant in lawsuits arising from its agency sales force, insurance (including variable contracts registered under the federal securities laws) and/or other operations. Some of these actions seek substantial or unspecified compensatory and punitive damages. NYLIAC is from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC’s financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC’s operating results for a given year.

FINANCIAL STATEMENTS

The consolidated balance sheet of NYLIAC as of December 31, 2016 and 2015, and the consolidated statements of income, of stockholder’s equity and of cash flows for each of the three years in the period ended December 31, 2016 included in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The Separate Account statement of assets and liabilities as of December 31, 2016 and the statements of operations and of changes in net assets and the financial highlights for each of the periods indicated in the Financial Statements included in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

OTHER INFORMATION

NYLIAC filed a Registration Statement with the Securities and Exchange Commission, under the Securities Act of 1933 as amended, with respect to the policies discussed in this Prospectus and SAI. We have not included all of the information set forth in the registration statement, amendments and exhibits to the registration statement in the Prospectus and this SAI. We intend the statements contained in the Prospectus and this SAI concerning the content of the policies and other legal instruments to be summaries. For a complete statement of the terms of these documents, you should refer to the instruments filed with the Securities and Exchange Commission. The omitted information may be obtained at the principal offices of the Securities and Exchange Commission in Washington, D.C., upon payment of prescribed fees, or through the Commission’s website at www.sec.gov.

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APPENDIX 1

Statement of Additional Information

Dated May 1, 2017

NYLIAC offers an individual single premium version of the policy in some states. This Appendix modifies the May 1, 2017 Statement of Additional Information (“SAI”) for the policies to describe the single premium version of the Policies.

When reading this Appendix together with the SAI, keep in mind that only one premium payment is permitted under the single premium policies and only one Premium Credit and/or Breakpoint Credit (if applicable) will be credited to such premium payment. Exceptions to this rule apply only in cases where part of your purchase payment is funded from another source, such as a 1035 exchange, rollover, or transfer from an institution. In such cases, We may receive parts of your purchase payment on different Business Days.

Accordingly, except in the circumstances described above, all references throughout the SAI to premium payments in the plural (and any Premium Credits and Breakpoint Credits (if applicable) thereon) should be read to mean the singular. Naturally, any features or services that relate to multiple premium payments are not applicable to the single premium policy.

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PROSPECTUS Dated May 1, 2017

for

New York Life Premier Plus Variable Annuity II

From

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a Delaware Corporation)

51 Madison Avenue, Room 251,

New York, New York 10010

Investing in

NYLIAC Variable Annuity Separate Account-III

NYLIAC Variable Annuity Separate Account-IV

This Prospectus describes the individual flexible premium New York Life Premier Plus Variable Annuity II policies issued by New York Life Insurance and Annuity Corporation (NYLIAC). We designed these policies to assist individuals with their long-term retirement planning or other long-term needs. You can use these policies with retirement plans that do or do not qualify for special federal income tax treatment. The policies offer no additional tax benefit when used with plans that qualify for special federal income tax treatment. The policies offer flexible premium payments, access to your money through partial withdrawals (some withdrawals may be subject to a surrender charge and/or penalty tax), a choice of when Income Payments commence, and a guaranteed death benefit if the Owner dies before Income Payments have commenced.

NYLIAC will apply a Premium Credit to your premium payments. (See “PREMIUM CREDIT.”) Fees and charges for a policy with a Premium Credit may be higher than those for other policies and, over time, the amount of the Premium Credit may be more than offset by those higher charges.

You can choose to have the Mortality and Expense Risk and Administrative Costs Charge (“M&E Charge”) associated with your policy assessed based on either the Accumulation Value of the policy (which invests in Separate Account III) or the Adjusted Premium Payments (which invests in Separate Account IV). The M&E Charge assessed to your policy will be based on the option that you choose. You must choose your M&E Charge option prior to the issuance of the policy. Once the M&E Charge option is chosen it cannot be changed.

For Accumulation Value based M&E Charge policies, the M&E Charge is assessed based on the Accumulation Value of the policy and will vary with fluctuations in the policy’s Accumulation Value. For Premium based M&E Charge policies, the M&E Charge is assessed based on the Adjusted Premium Payments and will not vary with fluctuations in the policy’s Accumulation Value. Please see “TABLE OF FEES AND EXPENSES—Periodic Charges Other Than Fund Company Charges” for more information.

You should read this Prospectus carefully before investing and keep it for future reference. This Prospectus is not valid unless it is accompanied by the current prospectuses for the Eligible Portfolios of the Funds in which the Investment Divisions invest (the “Funds” and each individually, a “Fund”). Please contact us at (800) 598-2019, or contact your registered representative, if you do not have the accompanying book of underlying fund prospectuses.

To learn more about the policies, you can obtain a copy of the Statement of Additional Information (SAI) dated May 1, 2017. The SAI has been filed with the Securities and Exchange Commission (SEC) and is incorporated by reference into this Prospectus. The table of contents for the SAI appears at the end of this Prospectus. For a free copy of the SAI, call us at (800) 598-2019 or write to us at the address noted above. The SEC maintains a website (http://www.sec.gov) that contains the SAI and other information that is filed electronically with the SEC.

The SEC has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.

The policies involve risks, including potential loss of principal invested. The policies are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the FDIC, the Federal Reserve Board, or any other agency.

Your premium payments accumulate on a tax-deferred basis. This means your earnings are not taxed until you take money out of your policy, which can be done in several ways. You can split your premium payments among a Fixed Account, the Dollar Cost Averaging Advantage Account and the Investment Divisions listed below. You may also allocate your premium payments to an Asset Allocation Model. The Investment Divisions and Asset Allocation Models listed below are available regardless of the M&E Charge structure that you choose.

•	MainStay VP Absolute Return Multi-Strategy —Service Class

•	MainStay VP Balanced — Service Class

•	MainStay VP Bond — Service Class

•	MainStay VP Common Stock — Service Class

•	MainStay VP Conservative Allocation — Service Class

•	MainStay VP Convertible — Service Class

•	MainStay VP Cornerstone Growth — Service Class

•	MainStay VP Cushing® Renaissance Advantage — Service Class

•	MainStay VP Eagle Small Cap Growth — Service Class

•	MainStay VP Emerging Markets Equity — Service Class

•	MainStay VP Epoch U.S. Equity Yield — Service Class*

•	MainStay VP Epoch U.S. Small Cap — Service Class

•	MainStay VP Floating Rate — Service Class

•	MainStay VP Government — Service Class

•	MainStay VP Growth Allocation — Service Class

•	MainStay VP High Yield Corporate Bond — Service Class

•	MainStay VP Income Builder — Service Class

•	MainStay VP Indexed Bond — Service Class

•	MainStay VP International Equity — Service Class

•	MainStay VP Janus Balanced — Service Class

•	MainStay VP Large Cap Growth — Service Class

•	MainStay VP MFS® Utilities — Service Class

•	MainStay VP Mid Cap Core — Service Class

•	MainStay VP Moderate Allocation — Service Class

•	MainStay VP Moderate Growth Allocation — Service Class

•	MainStay VP PIMCO Real Return — Service Class

•	MainStay VP S&P 500 Index — Service Class

•	MainStay VP Small Cap Core — Service Class

•	MainStay VP T. Rowe Price Equity Income — Service Class

•	MainStay VP U.S. Government Money Market — Initial Class
•	MainStay VP Unconstrained Bond — Service Class

•	MainStay VP VanEck Global Hard Assets — Initial Class

•	American Funds IS® Global Small Capitalization Fund — Class 4

•	American Funds IS® New World Fund® — Class 4

•	BlackRock® Global Allocation V.I. Fund — Class III

•	BlackRock® High Yield V.I. Fund — Class III

•	ClearBridge Variable Appreciation Portfolio — Class II

•	Columbia Variable Portfolio — Commodity Strategy Fund — Class 2

•	Columbia Variable Portfolio — Emerging Markets Bond Fund — Class 2

•	Columbia Variable Portfolio — Small Cap Value Fund — Class 2

•	Deutsche Alternative Asset Allocation VIP — Class B

•	Dreyfus IP Technology Growth Portfolio — Service Shares

•	Fidelity® VIP Contrafund® Portfolio — Service Class 2

•	Fidelity® VIP Equity-Income Portfolio — Service Class 2

•	Fidelity® VIP Growth Opportunities Portfolio — Service Class 2

•	Fidelity® VIP Mid Cap Portfolio — Service Class 2

•	Invesco V.I. American Value Fund — Series II Shares

•	Invesco V.I. International Growth Fund — Series II Shares

•	Janus Aspen Global Research Portfolio — Service Shares

•	MFS® International Value Portfolio — Service Class

•	MFS® Investors Trust Series — Service Class

•	MFS® Research Series — Service Class

•	Morgan Stanley VIF U.S. Real Estate Portfolio — Class II**

•	Neuberger Berman AMT Mid Cap Growth Portfolio — Class S

•	PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged) — Advisor Class

•	PIMCO VIT Low Duration Portfolio — Advisor Class

•	PIMCO VIT Total Return Portfolio — Advisor Class

•	Victory VIF Diversified Stock Fund — Class A Shares

*	Formerly known as MainStay VP ICAP Select Equity
**	Formerly known as UIF U.S. Real Estate

Please note that if you have selected the Investment Preservation Rider or the Investment Preservation Rider 2.0, there are restrictions with regard to your ability to allocate your premium payments (as defined in this Prospectus) to the Investment Divisions or Asset Allocation Models. Please see “THE POLICIES—Riders— Investment Preservation Rider (optional) and — Investment Preservation Rider 2.0 (optional)” for more information.

Asset Allocation Models

Aggressive	Moderately Aggressive

30% MainStay VP Growth Allocation

10% Fidelity® VIP Contrafund® Portfolio

10% MainStay VP Unconstrained Bond

  8% American Funds IS® New World Fund®

  7% MFS® Investors Trust Series

  7% Invesco V.I. International Growth Fund

  6% MainStay VP Common Stock

  5% MainStay VP Absolute Return Multi-Strategy

  5% Neuberger Berman AMT Mid Cap Growth Portfolio

  5% Deutsche Alternative Asset Allocation VIP

  4% MainStay VP International Equity

  3% American Funds IS® Global Small Capitalization Fund

30% MainStay VP Growth Allocation

10% Fidelity® VIP Contrafund® Portfolio

10% MainStay VP Unconstrained Bond

  6% MainStay VP Absolute Return Multi-Strategy

  6% MFS® Investors Trust Series

  5% MainStay VP High Yield Corporate Bond

  5% PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)

  5% PIMCO VIT Total Return Portfolio

  4% Deutsche Alternative Asset Allocation VIP

  4% Invesco V.I. International Growth Fund

  4% MainStay VP Common Stock

  3% American Funds IS® New World Fund®

  3% Neuberger Berman AMT Mid Cap Growth Portfolio

  2% PIMCO VIT Low Duration Portfolio

  2% Columbia Variable Portfolio — Emerging Markets Bond

  1% MainStay VP PIMCO Real Return

Moderate	Moderately Conservative

30% MainStay VP Moderate Growth Allocation

15% MainStay VP Unconstrained Bond

  7% Fidelity® VIP Contrafund® Portfolio

  7% MainStay VP Absolute Return Multi-Strategy

  6% PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)

  6% PIMCO VIT Total Return Portfolio

  5% BlackRock® Global Allocation V.I. Fund

30% MainStay VP Moderate Allocation

20% MainStay VP Unconstrained Bond

  8% MainStay VP Absolute Return Multi-Strategy

  8% PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)

  8% PIMCO VIT Total Return Portfolio

  5% Fidelity® VIP Contrafund® Portfolio

  5% BlackRock® Global Allocation V.I. Fund

  4% Invesco V.I. International Growth Fund

  4% MainStay VP High Yield Corporate Bond

  3% Deutsche Alternative Asset Allocation VIP

  3% PIMCO VIT Low Duration Portfolio

  3% MFS® Investors Trust Series

  2% American Funds IS® New World Fund®

  2% MainStay VP PIMCO Real Return

  2% Neuberger Berman AMT Mid Cap Growth Portfolio

  1% Columbia Variable Portfolio — Emerging Markets Bond

  4% MainStay VP High Yield Corporate Bond

  4% PIMCO VIT Low Duration Portfolio

  2% Deutsche Alternative Asset Allocation VIP

  2% Invesco V.I. International Growth Fund

  2% MainStay VP PIMCO Real Return

  1% American Funds IS® New World Fund®

  1% Neuberger Berman AMT Mid Cap Growth Portfolio

Conservative

30% MainStay VP Unconstrained Bond

20% MainStay VP Conservative Allocation

12% PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)

12% PIMCO VIT Total Return Portfolio

  9% MainStay VP Absolute Return Multi-Strategy

  5% BlackRock® Global Allocation V.I. Fund

  5% PIMCO VIT Low Duration Portfolio

  4% MainStay VP High Yield Corporate Bond

  2% MainStay VP PIMCO Real Return

  1% Deutsche Alternative Asset Allocation VIP

Please be advised that each Asset Allocation Model is designed to achieve a different investment objective and takes into consideration risk tolerance and time horizon. Each Asset Allocation Model corresponds with one of the five Investment Objectives identified on your Investor Profile. (For more information, see “NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION AND THE SEPARATE ACCOUNT – Asset Allocation Models”.)

We do not guarantee the investment performance of the Investment Divisions. Depending on current market conditions, you can make or lose money in any of the Investment Divisions.

This Prospectus is not considered an offering in any state where the sale of this policy cannot lawfully be made. We do not authorize any information or representations regarding the offering other than as described in this Prospectus or in any accompanying supplement to this Prospectus or in any authorized supplemental sales material.

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DEFINITIONS

Accumulation Unit—An accounting unit we use to calculate the Variable Accumulation Value prior to the Annuity Commencement Date. Each Investment Division of the Separate Account has a distinct variable Accumulation Unit value.

Accumulation Value—The sum of the Variable Accumulation Value, the Fixed Account Accumulation Value (if applicable), and the DCA Advantage Account Accumulation Value of a policy.

Adjusted Premium Payment—The total dollar amount of premium payments made under the policy and allocated to the Investment Divisions of the Separate Account and DCA Advantage Account reduced by any withdrawals (including Future Income Purchases, if any) and applicable surrender charges in excess of any gain in the policy.

Allocation Options —The Investment Divisions of the Separate Account, any Asset Allocation Model, the DCA Advantage Account and the Fixed Account.

Annuitant—The person or persons named on the Policy Data Page and whose life or lives determine the Income Payments and, if any, Future Income Payments.

Annuity Commencement Date—The date on which we are to make the first Income Payment under the policy.

Asset Allocation Category(ies)—A group of Investment Divisions of the Separate Account categorized based on investment risk determined by NYLIAC.

Asset Allocation Model—A model portfolio comprised of Investment Divisions of the Separate Account. The model portfolio is designed by New York Life Investment Management LLC (“New York Life Investments”) and based primarily on investment risk.

Beneficiary—The person or entity having the right to receive the death benefit proceeds set forth in the policy and who is the “designated beneficiary” for purposes of Section 72 of the Code (as defined below).

Business Day—Generally, any day on which the New York Stock Exchange (NYSE) is open for trading. Our Business Day ends at 4:00 p.m. Eastern Time or the close of regular trading of the NYSE, if earlier.

Code—The Internal Revenue Code of 1986, as amended.

Consideration—A premium payment, or a portion thereof and/or, if allowable, a transfer amount from an Investment Division to the Fixed Account.

Dollar Cost Averaging (DCA) Advantage Account Accumulation Value—The sum of premium payments and Premium Credits allocated to the DCA Advantage Account, plus interest credited on those premium payments and Premium Credits, less any transfers and partial withdrawals from the DCA Advantage Account, and less any surrender charges, policy service charges and rider charges deducted from the DCA Advantage Account. The DCA Advantage Account Accumulation Value is supported by assets in NYLIAC’s general account. These assets are subject to the claims of our general creditors. The DCA Advantage Account Accumulation Value will never be less than the DCA Advantage Account portion of the Nonforfeiture Value.

Dollar Cost Averaging (DCA) Advantage Account— An Allocation Option that permits dollar cost averaging over a six-month period, and pays interest on amounts remaining in the account. Amounts are transferred from the DCA Advantage Account to the Investment Division(s) you choose on a monthly basis.

Eligible Portfolios (Portfolios)—The mutual fund portfolios of the funds that are available for investment through the Investment Divisions of the Separate Account.

Fixed Account—An account that is credited with a fixed interest rate which NYLIAC declares and is not part of the Separate Account. The Fixed Account is supported by assets in NYLIAC’s general account, which are subject to the claims of our general creditors.

Fixed Account Accumulation Value—The sum of premium payments and any Premium Credits and, if allowable, transfers allocated to the Fixed Account, plus interest credited on those premium payments and any Premium Credits and, if allowable, transfers, less any transfers and partial withdrawals from the Fixed Account, and less any surrender charges, policy service charges and rider charges assessed on and deducted from the Fixed Account. The Fixed Account Accumulation Value will never be less than the Fixed Account portion of the Nonforfeiture Value.

Future Income Payments—Fixed periodic income payments that NYLIAC makes through the Future Income Rider after the Future Income Start Date.

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Future Income Purchases— Purchases of future income through the Future Income Rider, through deductions from your Variable Accumulation Value. Future Income Purchases are considered withdrawals for the purposes of calculating the guaranteed amount under the Investment Preservation Rider or the amount of a death benefit under the base policy or the Annual Death Benefit Reset Rider.

Future Income Start Date—A date selected by you (in accordance with the terms of your policy) once you make your first Future Income Purchase. You can only change your Future Income Start Date one time.

General Office—A New York Life field office.

Good Order—We consider a transaction to be in “Good Order” if it complies generally with our administrative procedures and all relevant laws and regulations, and the required information is complete and correct. We may delay or reject a request if it is not in Good Order. Good Order generally means the actual receipt by us of instructions relating to the requested transaction in writing (or, if permitted, by telephone or electronically), along with all forms and other information or documentation necessary to complete the request. We may, in our sole discretion, determine whether any particular request is in Good Order. If you have any questions, you should contact us or your registered representative before submitting a form or request.

Holding Period—A pre-determined Holding Period you select at the time of application for either an Investment Preservation Rider or Investment Preservation Rider 2.0. You can choose among five (5) different Holding Periods (12, 13, 14, 15 or 20 years).

Holding Period End Date—The 12,13,14,15 or 20th Policy Anniversary, as applicable, of (a) the Rider Effective Date or (b) the Rider Reset Effective Date, whichever is later.

Income Payments—Periodic payments NYLIAC makes after the Annuity Commencement Date.

Investment Division—The variable investment options available under the policy. Each Investment Division invests exclusively in shares of a specified Eligible Portfolio.

IPR Reset—Changing the guaranteed amount of the Investment Preservation Rider or Investment Preservation Rider 2.0, as applicable, to make it equal the Accumulation Value or 150% of the Accumulation Value if you choose the 20-year Holding Period (less any applicable reductions) on the next Policy Anniversary.

Non-Qualified Policies—Policies that are not available for use by individuals in connection with employee retirement plans intended to qualify for special federal income tax treatment under Sections 403(b), 408, and 408A of the Code. Non-Qualified Policies include policies issued for other retirement plans or arrangements, including plans qualifying under Section 401(a) of the Code.

Nonforfeiture Rate—The rate used to calculate the Fixed Account and DCA Advantage Account Nonforfeiture Values. This rate, as shown on the Policy Data Page, is equal to the lesser of: a) 3.00%, and b) a rate that is not less than 1.00% and determined by using the six-month average of the five-year Constant Maturity Treasury Rate reported by the Federal Reserve for December through May (for period beginning July 1) and June through November (for period beginning January 1), rounded to the nearest .05%, minus 1.25%.

Nonforfeiture Value—The Nonforfeiture Value is equal to 87.50% of the Consideration(s) allocated to the Fixed Account and/or to the DCA Advantage Account accumulated at the Nonforfeiture Rate since the Payment Date or transfer date, minus any amounts withdrawn or transferred from the Fixed Account and/or the DCA Advantage Account, with the remaining amount accumulated at the Nonforfeiture Rate since the date of withdrawal or transfer.

NYLIAC, we, our or us—New York Life Insurance and Annuity Corporation. All written service requests must be sent to the NYLIAC Variable Products Service Center (“VPSC”) at one of the addresses listed in Question 16 of the section of the Prospectus entitled, “Questions and Answers About New York Life Premier Plus Variable Annuity II.”

Owner (you, your)—The individual(s) or entity(ies) designated as the Owner in the policy, or as subsequently changed, who is entitled to exercise all rights under the policy.

Payee—The individual designated to receive income payments under the policy or the Future Income Rider.

Payment Date—The Business Day on which we receive a premium payment at the address specified in this Prospectus to receive such payment.

Payment Year(s)—With respect to any premium payment, the year(s) beginning on the date such premium payment is made to the policy.

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Policy Anniversary—An anniversary of the Policy Date shown on the Policy Data Page.

Policy Data Page—Page 2 of the policy which contains the policy specifications.

Policy Date—The date from which we measure Policy Years, quarters, months, and Policy Anniversaries. It is shown on the Policy Data Page.

Policy Year—A year starting on the Policy Date. Subsequent Policy Years begin on each Policy Anniversary, unless otherwise indicated.

Premium Credit—An additional credit we will apply to your Accumulation Value at the time of your premium payments. The Premium Credit is calculated as a percentage of (each) premium payment(s) and will never be less than the guaranteed minimum premium credit rate displayed on the Policy Data Page (the “Premium Credit Rate”). The Premium Credit Rate applicable to a premium payment varies, depending on the total amount of premium payments received under the policy. The Premium Credit Rate schedule as of the date of this prospectus is described in the section entitled “Premium Credit.” With notice to you, in our sole discretion, we may change both the Premium Credit Rates and the total premium payment ranges applicable to future premium payments under this policy.

Qualified Policies—Policies for use by individuals under employee retirement plans that are intended to qualify for special federal income tax treatment under Sections 403(b), 408, and 408A of the Code. Qualified Policies do not include policies issued for any other retirement plans or arrangements, including plans qualifying under Section 401(a) of the Code.

Reset Value—Please see “Riders-Annual Death Benefit Reset Rider (optional)”.

Return of Premium Death Benefit —The total dollar amount of premium payments made under this Policy reduced by any Return of Premium Death Benefit Proportional Withdrawals.

Return of Premium Death Benefit Proportional Withdrawal—An amount equal to the amount withdrawn from this Policy (including any amount withdrawn that may include surrender charges), divided by this Policy’s Accumulation Value immediately preceding the withdrawal, multiplied by the Return of Premium Death Benefit immediately preceding the withdrawal.

Rider Effective Date—The date on which the IPR or IPR 2.0 Rider, as applicable, is effective and the date from which the Holding Period End Date is measured. This date is stated on the rider Data Page. After an IPR reset, this date is the same as the “Rider Reset Effective Date.”

Separate Account—NYLIAC Variable Annuity Separate Account-III or NYLIAC Variable Annuity Separate Account-IV, each a segregated asset account we established to receive and invest premium payments paid under the policies. The Separate Account’s Investment Divisions, in turn, purchase shares of Eligible Portfolios.

Suitability Standards—The criteria used to evaluate whether a recommended transaction, relating to your policy, is suitable for the policyowner.

Variable Accumulation Value—The sum of the current Accumulation Unit value(s) for each of the Investment Divisions multiplied by the number of Accumulation Units held in the respective Investment Division.

5

TABLE OF FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. The first table describes the fees and expenses that you will pay at the time that you buy the policy, surrender the policy, or transfer Accumulation Value between investment options. State premium taxes may also be deducted.

Policyowner Transaction Expenses

Guaranteed maximum Surrender Charge as a percentage of the amount withdrawn[1]	8.00%
Current Surrender Charge as a percentage of the amount withdrawn[1]	8.00%
Current and guaranteed maximum Transfer Fee for each transfer over 12 in a Policy Year (currently no charge for the first 12 transfers in a Policy Year).	$30

[1]

In Payment Years 3 and beyond, the percentage applied to calculate the maximum Surrender Charge is reduced as follows: 7% during Payment Year 3; 6% during Payment Year 4; 5% during Payment Year 5; 4% during Payment Year 6; 3% during Payment Year 7; 2% during Payment Year 8; and 0% thereafter.

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including Fund fees and expenses.

Periodic Charges Other Than Fund Company Charges

The charges in the “Accumulation Value Based M&E Charge Policies” column apply if you choose to have M&E charges calculated as an annualized percentage of daily average Variable Accumulation Value. The charges in the “Premium Based M&E Charge Policies” column apply if you choose to have M&E charges calculated as an annualized percentage of Adjusted Premium Payments.

	Accumulation Value Based M&E Charge Policies	Premium Based M&E Charge Policies
Annual Policy Service Charge (for policies with less than $100,000 Accumulation Value)	$30	$30
Guaranteed maximum Mortality and Expense Risk and Administrative Costs Charge	1.60% (During the Surrender Charge Period for the initial premium) 1.40% (After the Surrender Charge Period for the initial premium)	1.70% (During the Surrender Charge Period for the initial premium) 1.50% (After the Surrender Charge Period for the initial premium)
Current Mortality and Expense Risk and Administrative Costs Charge for Policies applied for on or after May 1, 2016	1.50% (During the Surrender Charge Period for the initial premium) 1.30% (After the Surrender Charge Period for the initial premium)	1.60% (During the Surrender Charge Period for the initial premium) 1.40% (After the Surrender Charge Period for the initial premium)
Current Mortality and Expense Risk and Administrative Costs Charge for Policies applied for before May 1, 2016	1.60% (During the Surrender Charge Period for the initial premium) 1.40% (After the Surrender Charge Period for the initial premium)	1.70% (During the Surrender Charge Period for the initial premium) 1.50% (After the Surrender Charge Period for the initial premium)

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Optional Rider Charges: Investment Preservation Rider (Applied For On Or After May 1, 2016) and

Investment Preservation Rider 2.0

Guaranteed maximum Investment Preservation Rider and Investment Preservation Rider 2.0 Charge (calculated as an annualized percentage of the amount that is guaranteed under the Investment Preservation Rider and Investment Preservation Rider 2.0, deducted on a quarterly basis).

12 Year Rider Holding Period

13 Year Rider Holding Period

14 Year Rider Holding Period

15 Year Rider Holding Period

20 Year Rider Holding Period

1.50% 1.50% 1.50% 1.50% 1.50%

Current Investment Preservation Rider and Investment Preservation Rider 2.0 Charge

12 Year Rider Holding Period

13 Year Rider Holding Period

14 Year Rider Holding Period

15 Year Rider Holding Period

20 Year Rider Holding Period

0.95% 0.75% 0.65% 0.55% 0.70%

Current and guaranteed maximum Rider Risk Charge Adjustment for IPR and IPR 2.0 (one-time charge for cancellation of the Investment Preservation Rider and Investment Preservation Rider 2.0; calculated as a percentage of the amount guaranteed):

12 Year Rider Holding Period

13 Year Rider Holding Period

14 Year Rider Holding Period

15 Year Rider Holding Period

20 Year Rider Holding Period

2.00% 2.00% 2.00% 2.00% 1.00%

Optional Rider Charges: Annual Death Benefit Reset Rider Applied For On Or After May 1, 2016

Guaranteed maximum Annual Death Benefit Reset Rider Charge (calculated as an annualized percentage of the Reset Value as of the last Policy Anniversary (or as of the Policy Date if within the first Policy Year), deducted on a quarterly basis; for a detailed explanation of the term “Reset Value,” see “THE POLICIES-Riders-Annual Death Benefit Reset Rider”).	1.00%
Current Annual Death Benefit Reset Rider Charge	0.25%

Optional Rider Charges: Investment Preservation Rider Applied For Before May 1, 2016

Guaranteed maximum Investment Preservation Rider Charge (calculated as an annualized percentage of the amount that is guaranteed under the Investment Preservation Rider, deducted on a quarterly basis).

12 Year Rider Holding Period

13 Year Rider Holding Period

14 Year Rider Holding Period

15 Year Rider Holding Period

20 Year Rider Holding Period

1.50% 1.50% 1.50% 1.50% 1.50%
Current Investment Preservation Rider Charge 12 Year Rider Holding Period 13 Year Rider Holding Period 14 Year Rider Holding Period 15 Year Rider Holding Period 20 Year Rider Holding Period	0.65% 0.50% 0.40% 0.30% 0.50%

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Current Investment Preservation Rider Charge (for IPR Resets on and after May 1, 2016)

12 Year Rider Holding Period

13 Year Rider Holding Period

14 Year Rider Holding Period

15 Year Rider Holding Period

20 Year Rider Holding Period

0.85% 0.70% 0.60% 0.50% 0.60%

Current and guaranteed maximum Rider Risk Charge Adjustment for IPR (one-time charge for cancellation of the Investment Preservation Rider; calculated as a percentage of the amount guaranteed):

12 Year Rider Holding Period

13 Year Rider Holding Period

14 Year Rider Holding Period

15 Year Rider Holding Period

20 Year Rider Holding Period

2.00% 2.00% 2.00% 2.00% 1.00%

Optional Rider Charges: Annual Death Benefit Reset Rider Applied for Before May 1, 2016

Guaranteed maximum Annual Death Benefit Reset Rider Charge (calculated as an annualized percentage of the Reset Value as of the last Policy Anniversary (or as of the Policy Date if within the first Policy Year), deducted on a quarterly basis; for a detailed explanation of the term “Reset Value,” see “THE POLICIES-Riders-Annual Death Benefit Reset Rider”).	1.00%
Current Annual Death Benefit Reset Rider Charge (if the oldest Owner was age 65 or younger when the policy was issued)	0.30%
Current Annual Death Benefit Reset Rider Charge (if the oldest Owner was age 66 to 75 inclusive when the policy was issued)	0.35%

Optional Rider Charges: Investment Preservation Rider + Annual Death Benefit Reset Rider Package

Applied for Before May 1, 2016

Guaranteed maximum Investment Preservation Rider /Annual Death Benefit Reset Rider Package (IPR + ADBR) Charge (calculated as the sum of (1) the Investment Preservation Rider Charge, calculated as an annualized percentage of the amount guaranteed under the Investment Preservation Rider; and (2) the Annual Death Benefit Reset Rider Charge, calculated as an annualized percentage of the Reset Value as of the last Policy anniversary (or as of the Policy Date if within the first Policy Year)).

12 Year Holding Period

13 Year Holding Period

14 Year Holding Period

15 Year Holding Period

20 Year Holding Period

2.00% 2.00% 2.00% 2.00% 2.00%
Current Investment Preservation Rider Charge with IPR + ADBR 12 Year Holding Period 13 Year Holding Period 14 Year Holding Period 15 Year Holding Period 20 Year Holding Period	0.60% 0.45% 0.35% 0.25% 0.45%

Current Investment Preservation Rider Charge with IPR + ADBR (for IPR Resets on or after May 1, 2016)

12 Year Holding Period

13 Year Holding Period

14 Year Holding Period

15 Year Holding Period

20 Year Holding Period

0.80% 0.65% 0.55% 0.45% 0.55%

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Current Annual Death Benefit Reset Rider Charge with IPR + ADBR All Holding Periods	0.25%

The next table shows the minimum and maximum total operating expenses charged by the portfolio companies that you may pay periodically during the time that you own the policy (before any fee waiver or expense reimbursement). The expenses are expressed as a percentage of average net assets of the portfolios and may be higher or lower in the future. More detail concerning each portfolio company’s fees and expenses is contained in the prospectus for each portfolio company.

Total Annual Portfolio Company Operating Expenses(#)

	Minimum	Maximum
Expenses that are deducted from the Eligible Portfolio assets, including management fees, 12b-1 fees, administration fees and other expenses as of December 31, 2016.	0.44%	2.66%

(#)	Shown as a percentage of average net assets for the fiscal year ended December 31, 2016. The Fund or its agents provided the fees and charges that are based on 2016 expenses, unless otherwise indicated. For Funds that are not affiliated with NYLIAC, we have not verified the accuracy of the information provided by the Fund or its agents.

9

Annual Portfolio Company Operating Expenses(#)

Fund	Management Fees	Distribution (12b-1) Fees(§)	Other Expenses	Acquired Fund Fees and Expenses	Total Fund Annual Expense	Fee Waiver And/Or Expense Reimbursement	Total Fund Annual Expense after Fee Waiver And/Or Expense Reimbursement
MainStay VP Balanced — Service Class	0.70%	0.25%	0.06%	0.03%	1.04%	(—)	1.04%
MainStay VP Conservative Allocation — Service Class	0.00%	0.25%	0.03%	0.90%	1.18%	(—)	1.18%
MainStay VP Emerging Markets Equity — Service Class	1.05%	0.25%	0.25%	0.06%	1.61%	(—)	1.61%
MainStay VP Growth Allocation — Service Class	0.00%	0.25%	0.03%	1.15%	1.43%	(—)	1.43%
MainStay VP Mid Cap Core — Service Class	0.85%	0.25%	0.04%	0.01%	1.15%	(0.03%)	1.12	%(g)
MainStay VP Moderate Allocation — Service Class	0.00%	0.25%	0.03%	0.99%	1.27%	(—)	1.27%
MainStay VP Moderate Growth Allocation — Service Class	0.00%	0.25%	0.03%	1.08%	1.36%	(—)	1.36%
MainStay VP Small Cap Core — Service Class	0.85%	0.25%	0.15%	0.03%	1.28%	(—)	1.28	%(n)
BlackRock® High Yield V.I. Fund — Class III	0.52%	0.25%	0.23%	0.01%	1.01%	(0.08%)	0.93	%(d)
Deutsche Alternative Asset Allocation VIP — Class B	0.33%	0.25%	0.27%	1.08%	1.93%	(0.32%)	1.	61%(h)
Fidelity® VIP Equity-Income Portfolio — Service Class 2	0.45%	0.25%	0.09%	0.05%	0.84%	(—)	0.84%
Invesco V.I. American Value Fund — Series II Shares	0.72%	0.25%	0.22%	0.06%	1.25%	(—)	1.25%
Invesco V.I. International Growth Fund — Series II Shares	0.71%	0.25%	0.21%	0.01%	1.18%	(0.01%)	1.17	%(e)

Please refer to the applicable fund prospectus for additional information.

(#)	Shown as a percentage of average net assets for the fiscal year ended December 31, 2016, unless otherwise indicated. The Fund or its agents provided the fees and charges, which are based on 2016 expenses. For funds that are not affiliated with NYLIAC, we have not verified the accuracy of the information provided by the Fund or its agents.
(§)	Because the 12b-1 fee charge is an ongoing fee, the fee will increase the cost of your investment and may cost you more than paying other types of sales charges. The fees designated as “12b-1 fees” may reflect “Service Fees.”

Fund	Management Fees(¶)	Distribution (12b-1) Fees(§)	Other Expenses	Total Fund Annual Expense(#)	Fee Waiver And/Or Expense Reimbursement	Total Fund Annual Expense after Fee Waiver And/Or Expense Reimbursement
MainStay VP Absolute Return Multi-Strategy — Service Class	1.25%	0.25%	1.16%	2.66%	(0.05%)	2.61	%(a)
MainStay VP Bond — Service Class	0.49%	0.25%	0.04%	0.78%	(—)	0.78%
MainStay VP Common Stock — Service Class	0.54%	0.25%	0.05%	0.84%	(—)	0.84%
MainStay VP Convertible — Service Class	0.59%	0.25%	0.05%	0.89%	(—)	0.89%

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Fund	Management Fees(¶)		Distribution (12b-1) Fees(§)	Other Expenses	Total Fund Annual Expense(#)	Fee Waiver And/Or Expense Reimbursement	Total Fund Annual Expense after Fee Waiver And/Or Expense Reimbursement
MainStay VP Cornerstone Growth — Service Class	0.70%		0.25%	0.07%	1.02%	(—)	1.02%
MainStay VP Cushing Renaissance Advantage — Service Class	1.25%		0.25%	0.13%	1.63%	(—)	1.63%
MainStay VP Eagle Small Cap Growth — Service Class	0.81	%(i)	0.25%	0.05%	1.11%	(—)	1.11%
MainStay VP Epoch U.S. Equity Yield — Service Class	0.69%		0.25%	0.03%	0.97%	(—)	0.97%
MainStay VP Epoch U.S. Small Cap — Service Class	0.77%		0.25%	0.04%	1.06%	(—)	1.06%
MainStay VP Floating Rate — Service Class	0.60%		0.25%	0.06%	0.91%	(—)	0.91%
MainStay VP Government — Service Class	0.50%		0.25%	0.06%	0.81%	(—)	0.81%
MainStay VP High Yield Corporate Bond — Service Class	0.56%		0.25%	0.03%	0.84%	(—)	0.84%
MainStay VP Income Builder — Service Class	0.57%		0.25%	0.06%	0.88%	(—)	0.88%
MainStay VP Indexed Bond — Service Class	0.25%		0.25%	0.12%	0.62%	(—)	0.62%
MainStay VP International Equity — Service Class	0.89%		0.25%	0.07%	1.21%	(—)	1.21%
MainStay VP Janus Balanced — Service Class	0.55	%(j)	0.25%	0.04%	0.84%	(—)	0.84%
MainStay VP Large Cap Growth — Service Class	0.74%		0.25%	0.03%	1.02%	(—)	1.02	%(b)
MainStay VP MFS® Utilities — Service Class	0.72%		0.25%	0.05%	1.02%	(—)	1.02%
MainStay VP PIMCO Real Return — Service Class	0.50%		0.25%	0.42%	1.17%	(—)	1.17%
MainStay VP S&P 500 Index — Service Class	0.24%		0.25%	0.04%	0.53%	(—)	0.53%
MainStay VP T. Rowe Price Equity Income — Service Class	0.74%		0.25%	0.04%	1.03%	(—)	1.03%
MainStay VP U.S. Government Money Market — Initial Class	0.39%		0.00%	0.05%	0.44%	(—)	0.44%
MainStay VP Unconstrained Bond — Service Class	0.58%		0.25%	0.14%	0.97%	(—)	0.97%
MainStay VP VanEck Global Hard Assets — Initial Class	0.89%		0.00%	0.05%	0.94%	(—)	0.94%
American Funds IS® Global Small Capitalization Fund— Class 4	0.70%		0.25%	0.29%	1.24%	(—)	1.24%
American Funds IS® New World Fund® — Class 4	0.72%		0.25%	0.31%	1.28%	(—)	1.28%
BlackRock® Global Allocation V.I. Fund — Class III	0.63%		0.25%	0.24%	1.12%	(0.13%)	0.99	%(c)
ClearBridge Variable Appreciation Portfolio — Class II	0.70%		0.25%	0.05%	1.00%	(—)	1.00%
Columbia Variable Portfolio — Commodity Strategy Fund — Class 2	0.63%		0.25%	0.11%	0.99%	(—)	0.99%
Columbia Variable Portfolio — Emerging Markets Bond Fund — Class 2	0.60%		0.25%	0.15%	1.00%	(—)	1.00%
Columbia Variable Portfolio — Small Cap Value Fund — Class 2	0.87%		0.25%	0.11%	1.23%	(—)	1.23%
Dreyfus IP Technology Growth Portfolio — Service Shares	0.75%		0.25%	0.08%	1.08%	(—)	1.08%
Fidelity® VIP Contrafund® Portfolio — Service Class 2	0.55%		0.25%	0.08%	0.88%	(—)	0.88%
Fidelity® VIP Growth Opportunities Portfolio — Service Class 2	0.55%		0.25%	0.13%	0.93%	(—)	0.93%

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Fund	Management Fees(¶)	Distribution (12b-1) Fees(§)	Other Expenses	Total Fund Annual Expense(#)	Fee Waiver And/Or Expense Reimbursement		Total Fund Annual Expense after Fee Waiver And/Or Expense Reimbursement
Fidelity® VIP Mid Cap Portfolio — Service Class 2	0.55%	0.25%	0.08%	0.88%	(—)		0.88%
Janus Aspen Global Research Portfolio — Service Shares	0.56%	0.25%	0.11%	0.92%	(—)		0.92%
MFS® International Value Portfolio — Service Class	0.87%	0.25%	0.04%	1.16%	(0.01	%)(k)	1.15%
MFS® Investors Trust Series — Service Class	0.75%	0.25%	0.06%	1.06%	(0.02	%)(l)	1.04%
MFS® Research Series — Service Class	0.75%	0.25%	0.07%	1.07%	(0.02	%)(m)	1.05%
Morgan Stanley VIF U.S. Real Estate Portfolio — Class II	0.80%	0.25%	0.26%	1.31%	(0.11%)		1.20	%(f)
Neuberger Berman AMT Mid Cap Growth Portfolio — Class S	0.84%	0.25%	0.16%	1.25%	(—)		1.25%
PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged) — Advisor Class	0.75%	0.25%	0.03%	1.03%	(—)		1.03%
PIMCO VIT Low Duration Portfolio — Advisor Class	0.50%	0.25%	0.00%	0.75%	(—)		0.75%
PIMCO VIT Total Return Portfolio — Advisor Class	0.50%	0.25%	0.01%	0.76%	(—)		0.76%
Victory VIF Diversified Stock Fund — Class A Shares	0.30%	0.25%	0.53%	1.08%	(—)		1.08%

Please refer to the applicable fund prospectus for additional information.

¶	Management Fees may include Adviser and/or Administration Fees.
#	Shown as a percentage of average net assets for the fiscal year ended December 31, 2016, unless otherwise indicated. The Fund or its agents provided the fees and charges, which are based on 2016 expenses. We have not verified the accuracy of the information provided by the Fund or its agents.
(§)	Because the 12b-1 fee charge is an ongoing fee, the fee will increase the cost of your investment and may cost you more than paying other types of sales charges. The fees designated as “12b-1 fees” may reflect “Service Fees.”
(a)	New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed 1.71% of the average daily net assets of Service Class shares. This agreement expires on May 1, 2018, and may only be amended or terminated prior to that date by action of the Board.
(b)	New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.55% on assets up from $11 billion to $13 billion; and 0.525% on assets over $13 billion. This agreement expires on May 1, 2018, and may only be amended or terminated prior to that date by action of the Board.
(c)	As described in the “Management of the Funds” section of the Fund’s prospectus, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.50% of average daily net assets through April 30, 2018. BlackRock has also contractually agreed to reimburse fees in order to limit certain operational and recordkeeping fees to 0.07% of average daily net assets through April 30, 2018. Each of these contractual agreements may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.
(d)	As described in the “Management of the Funds” section of the Fund’s prospectus, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.50% of average daily net assets through April 30, 2018. BlackRock has also contractually agreed to reimburse fees in order to limit certain operational and recordkeeping fees to 0.05% of average daily net assets through April 30, 2018. Each of these contractual agreements may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.
(e)	Invesco has contractually agreed to waive a portion of the Fund’s management fee in an amount equal to the net management fee that Invesco earns on the Fund’s investments in certain affiliated funds, which will have the effect of reducing Acquired Fund Fees and Expenses. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2018. During its term, the fee waiver agreement cannot be terminated or amended to reduce the advisory fee waiver without approval of the Board of Trustees.
(f)	The Fund’s “Adviser,” Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Fund so that Total Annual Fund Operating Expenses, excluding

12

certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.20%. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Board of Directors of Morgan Stanley Variable Insurance Fund, Inc. (the “Company”) acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.
(g)	New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) portfolio fees and expenses) of Initial Class shares do not exceed 0.86% of the average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the Service Class shares. This agreement will remain in effect until May 1, 2018, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Portfolio.
(h)	Through April 30, 2018, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio’s total annual operating expenses at ratios no higher than 0.53% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired funds (underlying funds) fees and expenses (estimated at 1.08%). These agreements may only be terminated with the consent of the fund’s Board.
(i)	New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.785% on assets over $1 billion. This agreement will remain in effect until May 1, 2018, and may only be amended or terminated prior to that date by action of the Board.
(j)	New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.525% on assets over $1 billion. This agreement will remain in effect until May 1, 2018, and may only be amended or terminated prior to that date by action of the Board.
(k)	Massachusetts Financial Services Company has agreed in writing to bear the fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund’s investment activity), such that “Total Annual Fund Operating Expenses” do not exceed 1.15% of the class’ average daily net assets annually for Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue until at least April 30, 2018.
(l)	Massachusetts Financial Services Company has agreed in writing to bear the fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund’s investment activity), such that “Total Annual Fund Operating Expenses” do not exceed 1.04% of the class’ average daily net assets annually for Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue until at least April 30, 2018.
(m)	Massachusetts Financial Services Company has agreed in writing to bear the fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund’s investment activity), such that “Total Annual Fund Operating Expenses” do not exceed 1.04% of the class’ average daily net assets annually for Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue until at least April 30, 2018.
(n)	New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed 1.25% of the average daily net assets of Service Class shares. This agreement expires on May 1, 2018, and may only be amended or terminated prior to that date by action of the Board.

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Examples

The table below will help you understand the various costs and expenses that you will bear directly and indirectly. The table reflects the Investment Division with the highest charges and expenses of the policy including, policyowner transaction expenses, the annual policy service charge (for policies with less than $100,000 Accumulation Value), separate account annual expenses, portfolio company fees and expenses and the highest possible combination of optional rider charges where indicated. Therefore, if your policy’s Accumulation Value exceeds that amount, the expenses would be slightly lower. For more information on the charges reflected in this table, see “CHARGES AND DEDUCTIONS” and the Fund prospectuses that accompany this Prospectus. NYLIAC may, where premium taxes are imposed by state law, deduct the premium taxes upon surrender of the policy or on the Annuity Commencement Date.

You would pay the following expenses on a $10,000 allocation in the Investment Division listed, assuming a 5% annual return on assets:

For Accumulation Value based M&E Charge New York Life Premier Plus Variable Annuity II Policies applied for on and after May 1, 2016:

	Expenses if you annuitize your policy				Expenses if you surrender your policy				Expenses if you do not surrender your policy
Investment Division	1 yr	3 yr	5 yr	10 yr	1 yr	3 yr	5 yr	10 yr	1 yr	3 yr	5 yr	10 yr
MainStay VP Absolute Return Multi-Strategy—Service Class
without any Riders	$1,223.29	$1,412.43	$2,382.38	$4,791.84	$1,223.29	$2,098.40	$2,884.21	$4,821.84	$448.81	$1,412.43	$2,382.38	$4,791.84
with IPR Rider (12 yr Holding Period)	$1,313.87	$1,692.45	$2,827.53	$5,576.33	$1,313.87	$2,359.41	$3,306.81	$5,606.33	$546.42	$1,692.45	$2,827.53	$5,576.33
with ADBR Rider	$1,246.49	$1,485.71	$2,499.48	$4,999.49	$1,246.49	$2,166.82	$2,995.46	$5,029.49	$473.81	$1,485.71	$2,499.48	$4,999.49
with IPR & ADBR Riders	$1,337.07	$1,765.23	$2,943.57	$5,781.29	$1,337.07	$2,427.19	$3,416.92	$5,811.29	$571.42	$1,765.23	$2,943.57	$5,781.29

For Premium based M&E Charge New York Life Premier Plus Variable Annuity II Policies applied for on and after May 1, 2016:

	Expenses if you annuitize your policy				Expenses if you surrender your policy				Expenses if you do not surrender your policy
Investment Division	1 yr	3 yr	5 yr	10 yr	1 yr	3 yr	5 yr	10 yr	1 yr	3 yr	5 yr	10 yr
MainStay VP Absolute Return Multi-Strategy—Service Class
without any Riders	$1,221.59	$1,404.95	$2,367.34	$4,754.48	$1,221.59	$2,091.41	$2,869.91	$4,784.48	$446.98	$1,404.95	$2,367.34	$4,754.48
with IPR Rider (12 yr Holding Period)	$1,312.17	$1,689.55	$2,827.53	$5,600.42	$1,312.17	$2,356.71	$3,306.82	$5,630.42	$544.59	$1,689.55	$2,827.53	$5,600.42
with ADBR Rider	$1,244.79	$1,479.44	$2,488.42	$4,978.56	$1,244.79	$2,160.96	$2,984.95	$5,008.56	$471.98	$1,479.44	$2,488.42	$4,978.56
with IPR & ADBR Riders	$1,335.37	$1,763.52	$2,947.49	$5,821.42	$1,335.37	$2,425.59	$3,420.66	$5,851.42	$569.59	$1,763.52	$2,947.49	$5,821.42

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For Accumulation Value based M&E Charge New York Life Premier Plus Variable Annuity II Policies applied for before May 1, 2016:

	Expenses if you annuitize your policy				Expenses if you surrender your policy				Expenses if you do not surrender your policy
Investment Division	1 yr	3 yr	5 yr	10 yr	1 yr	3 yr	5 yr	10 yr	1 yr	3 yr	5 yr	10 yr
MainStay VP Absolute Return Multi-Strategy—Service Class
without any Riders	$1,236.23	$1,446.86	$2,437.54	$4,891.09	$1,236.23	$2,132.37	$2,938.06	$4,921.09	$460.72	$1,446.86	$2,437.54	$4,891.09
with IPR Rider (12 yr Holding Period)	$1,298.36	$1,638.71	$2,742.18	$5,426.31	$1,298.36	$2,311.20	$3,227.26	$5,456.31	$527.67	$1,638.71	$2,742.18	$5,426.31
with IPR Rider (12 yr Holding Period) Reset on or after May 1, 2016	$1,317.47	$1,697.74	$2,835.92	$5,590.99	$1,317.47	$2,366.17	$3,316.21	$5,620.99	$548.27	$1,697.74	$2,835.92	$5,590.99
with ADBR Rider	$1,268.71	$1,549.34	$2,600.97	$5,179.16	$1,268.71	$2,227.98	$3,093.27	$5,209.16	$495.72	$1,549.34	$2,600.97	$5,179.16
with IPR & ADBR Riders	$1,316.78	$1,696.90	$2,835.00	$5,589.94	$1,316.78	$2,365.39	$3,315.34	$5,619.94	$547.52	$1,696.90	$2,835.00	$5,589.94
with IPR (reset on/after May 1, 2016) & ADBR	$1,335.89	$1,755.83	$2,928.55	$5,754.24	$1,335.89	$2,420.27	$3,404.11	$5,784.24	$568.12	$1,755.83	$2,928.55	$5,754.24

For Premium based M&E Charge New York Life Premier Plus Variable Annuity II Policies applied for before May 1, 2016:

	Expenses if you annuitize your policy				Expenses if you surrender your policy				Expenses if you do not surrender your policy
Investment Division	1 yr	3 yr	5 yr	10 yr	1 yr	3 yr	5 yr	10 yr	1 yr	3 yr	5 yr	10 yr
MainStay VP Absolute Return Multi-Strategy—Service Class
without any Riders	$1,233.41	$1,436.25	$2,418.13	$4,848.86	$1,233.41	$2,122.45	$2,919.60	$4,878.86	$457.68	$1,436.25	$2,418.13	$4,848.86
with IPR Rider (12 yr Holding Period)	$1,295.54	$1,631.45	$2,733.77	$5,429.07	$1,295.54	$2,304.44	$3,219.28	$5,459.07	$524.63	$1,631.45	$2,733.77	$5,429.07
with IPR Rider (12 yr Holding Period) Reset on or after May 1, 2016	$1,314.65	$1,691.51	$2,830.88	$5,607.59	$1,314.65	$2,360.37	$3,311.45	$5,637.59	$545.23	$1,691.51	$2,830.88	$5,607.59
with ADBR Rider	$1,265.89	$1,540.52	$2,587.46	$5,161.14	$1,265.89	$2,219.76	$3,080.45	$5,191.14	$492.68	$1,540.52	$2,587.46	$5,161.14
with IPR & ADBR Riders	$1,313.96	$1,690.66	$2,829.94	$5,606.46	$1,313.96	$2,359.57	$3,310.55	$5,636.46	$544.48	$1,690.66	$2,829.94	$5,606.46
with IPR (reset on/after May 1, 2016) & ADBR	$1,333.07	$1,750.62	$2,926.86	$5,784.58	$1,333.07	$2,415.41	$3,402.52	$5,814.58	$565.08	$1,750.62	$2,926.86	$5,784.58

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QUESTIONS AND ANSWERS ABOUT NEW YORK LIFE PREMIER PLUS VARIABLE ANNUITY II

NOTE: The following section contains brief questions and answers about the New York Life Premier Plus Variable Annuity II. You should refer to the body of this Prospectus for more detailed information.

1. What is the New York Life Premier Plus Variable Annuity II?

The New York Life Premier Plus Variable Annuity II is a Flexible Premium Deferred Variable Retirement Annuity Policy issued by NYLIAC. We will apply a Premium Credit to premiums paid in a percentage amount according to the Premium Credit Rate schedule then in effect. The Premium Credit Rate schedule may be changed. (See “PREMIUM CREDIT.”) You may allocate premium payments to the Investment Divisions of the Separate Account, an Asset Allocation Model, as well as the DCA Advantage Account, and/or to the Fixed Account (See “ASSET ALLOCATION MODELS” for more information about which Asset Allocation Models are currently available to you.) The Accumulation Value will fluctuate according to the performance of the Investment Divisions or Asset Allocation Model selected, the deduction of the Separate Account charges, and the interest credited on amounts in the Fixed Account and the DCA Advantage Account.

2. What is the Premium Credit?

The Premium Credit is a percentage of each premium payment that is added to your Accumulation Value at the time of each premium payment. Premium Credits are applied to the same Allocation Options and/or the DCA Advantage Account in the same percentages as your premium payments. The Premium Credit Rate applicable to a premium payment varies, depending on the total amount of premiums received under the policy. We will deduct the amount of the Premium Credit from the amount returned to you if you cancel your policy. (See “YOUR RIGHT TO CANCEL (“FREE LOOK.”)) We may also deduct from the death benefit proceeds any Premium Credit applied within the 12 months preceding the date of death of the owner. (See “PREMIUM CREDIT.”) Fees and charges for a policy with a Premium Credit may be higher than those for other policies. For example, we use a portion of the surrender charge and Mortality and Expense Risk and Administrative Costs Charge to help recover the cost of providing the Premium Credit under the policy. Current Premium Credit Rates are not guaranteed. They may change in the future. We will provide advance written notice to policyholders of any such change.

3. Where can I allocate my premium payments?

(a) You can allocate your premium payments to one or more of the following Allocation Options:

(i) SEPARATE ACCOUNT

Separate Account III currently consists of 83 Investment Divisions, some of which may not be available under your policy. Separate Account IV currently consists of 60 Investment Divisions, some of which may not be available under your policy. The available Investment Divisions and Asset Allocation Models are listed on the first and second page of this Prospectus. They offer investments in domestic and international markets. When you allocate a premium payment to one of the Investment Divisions or an Asset Allocation Model, the Separate Account will invest your premium payment exclusively in shares of the corresponding Eligible Portfolio of the relevant Fund(s). You can allocate among a maximum of eighteen (18) Investment Divisions, plus the Fixed Account.

(ii) FIXED ACCOUNT

Each premium payment, or the portion of any premium payment you allocate to the Fixed Account will earn an interest rate at least equal to the guaranteed minimum interest rate.

(b) You can also allocate your premium payments to the DCA Advantage Account. NYLIAC will credit interest to amounts held in the DCA Advantage Account at rates we have set in advance. The DCA Advantage Account allows you to set up automatic dollar cost averaging from the DCA Advantage Account into the Investment Divisions, providing for automatic transfers to the Investment Divisions you select in six installments over a six month period. (See “THE DCA ADVANTAGE ACCOUNT.”)

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4. Can I make transfers among the Investment Divisions, the Asset Allocation Models and the Fixed Account?

You can transfer all or part of the Accumulation Value of your policy between the Investment Divisions and one of the available Asset Allocation Models or from the Investment Divisions and/or an Asset Allocation Model to the Fixed Account at least 30 days before the Annuity Commencement Date (See “RIDERS — Investment Preservation Rider (optional) and Investment Preservation Rider 2.0 (optional)” for more information on transfer restrictions if the Investment Preservation Rider or Investment Preservation Rider 2.0 is selected). For Premium based M&E Charge policies, no transfers are allowed into the Fixed Account. For Account Value based M&E Charge policies, transfers to the Fixed Account from the Investment Divisions must be for at least $500. Generally, you can transfer a minimum amount of $25 into an Investment Division, unless we agree otherwise. You can make unlimited transfers each Policy Year subject to the Limits on Transfers. We currently do not charge for transfers. However, we reserve the right to charge up to $30 for each transfer after the first twelve in a given Policy Year. Please note that each transfer to or from an Asset Allocation Model counts as one transfer. (See “TRANSFERS.”)

All guarantees are subject to the claims paying ability of NYLIAC. No third party guarantees are involved.

You can make transfers from the Fixed Account and the DCA Advantage Account, subject to certain restrictions which may apply. (See “THE FIXED ACCOUNT” and “THE DCA ADVANTAGE ACCOUNT.”) In addition, you can request transfers through the traditional Dollar Cost Averaging, Automatic Asset Rebalancing or Interest Sweep options as described herein.

5. What charges are assessed against the policy?

Before the date we start making Income Payments under the policy, we will deduct a policy service charge of $30 on each Policy Anniversary or upon surrender of the policy if on that date the Accumulation Value is below $100,000. In addition, we also deduct a charge for certain mortality and expense risks (M&E Charge) NYLIAC assumes and for policy administration expenses. You may choose to have the M&E Charge assessed based on either the Accumulation Value of the policy or the Adjusted Premium Payments. You must choose your M&E Charge option prior to the issuance of the policy. Once the M&E Charge option is chosen it cannot be changed.

For Accumulation Value based M&E Charge policies applied for on and after May 1, 2016, the M&E Charge is 1.50% (annualized) of the daily average Variable Accumulation Value during the surrender charge period for the initial premium and 1.30% after the surrender charge period for the initial premium. For Premium based M&E Charge policies applied for on and after May 1, 2016, the M&E Charge is 1.60% (annualized) of the Adjusted Premium Payments during the surrender charge period for the initial premium and 1.40% after the surrender charge period for the initial premium.

For Accumulation Value based M&E Charge policies applied for before May 1, 2016, the M&E Charge is 1.60% (annualized) of the daily average Variable Accumulation Value during the surrender charge period for the initial premium and 1.40% after the surrender charge period for the initial premium. For Premium based M&E Charge policies applied for before May 1, 2016, the M&E Charge is 1.70% (annualized) of the Adjusted Premium Payments during the surrender charge period for the initial premium and 1.50% after the surrender charge period for the initial premium.

Premium based M&E Charges will be deducted from the Investment Divisions through a reduction in Accumulation Units each policy quarter (excluding premium payments allocated to the Fixed Account that are not transferred to the Investment Division). (See “MORTALITY AND EXPENSE RISK AND ADMINISTRATIVE COSTS CHARGE.”)

The amount of Premium based M&E Charges assessed to your policy will be unaffected by fluctuations in market performance. In a rising market, the Premium based M&E Charge structure will benefit the policyowner because the Premium based M&E Charge, when measured as a percentage of separate account assets, will be reduced. In a flat or declining market, the Premium based M&E Charge structure will result in an increase in the charge when measured against separate account assets. The amount of Accumulation Value based M&E Charges assessed to your policy will be affected by fluctuations in market performance. However, the Accumulation Value based M&E Charge structure may be more advantageous in a flat or declining market.

We impose a surrender charge on certain partial withdrawals and surrenders of the policies. This charge is assessed as a percentage of the amount withdrawn or surrendered during the first eight Payment Years following each premium payment. We keep track of each premium payment and assess a charge based on the length of time a premium payment is in your policy before it is withdrawn. The percentage declines after the first two Payment Years as follows:

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Payment Year	Surrender Charge
1	8%
2	8%
3	7%
4	6%
5	5%
6	4%
7	3%
8	2%
9+	0%

For purposes of calculating the surrender charge, we treat withdrawals as coming from the oldest premium payment first (on a first-in, first-out basis).

You can make withdrawals from the policy free of surrender charges based on certain limitations. In any one Policy Year, you may withdraw free of a surrender charge the greatest of (a) 10% of the Accumulation Value as of the last Policy Anniversary (10% of the premium payment if the withdrawal is made in the first Policy Year), less any prior Surrender Charge free withdrawals during the Policy Year; (b) the Accumulation Value less the accumulated premium payments; or (c) 10% of the Accumulation Value at the time of the withdrawal, less any prior Surrender Charge free withdrawals during the Policy Year. (See “CHARGES AND DEDUCTIONS—Surrender Charges” and “EXCEPTIONS TO SURRENDER CHARGES.”)

If you select the Investment Preservation Rider or the Investment Preservation Rider 2.0 (“IPR” and “IPR 2.0”, respectively), we will deduct a charge on the first Business Day of the next policy quarter following each policy quarter that the rider is in effect, based on the amount that is guaranteed. (See “OTHER CHARGES—Investment Preservation Rider Charge and Investment Preservation Rider 2.0 Charge.”) In most jurisdictions, this charge will be deducted from each Investment Division and the DCA Advantage Account, in proportion to its percentage of the Accumulation Value. The maximum annual charge for the IPR and IPR 2.0 is 1.50% of the amount that is guaranteed.

For IPR and IPR 2.0 riders applied for on or after May 1, 2016, the current charges range from 0.55% to 0.95% of the amount that is guaranteed, applied on a quarterly basis (0.1375% to 0.2375% per quarter), depending on the rider Holding Period you select.

For IPR riders applied for before May 1, 2016, the current charges range from 0.30% to 0.65% of the amount that is guaranteed, applied on a quarterly basis (0.075% to 0.1625% per quarter), depending on the rider Holding Period you selected, except if you reset the guaranteed amount of the IPR on or after May 1, 2016. For IPR resets on and after May 1, 2016, the current charges range from 0.50% to 0.85% of the amount that is guaranteed, applied on a quarterly basis (0.125% to 0.2125% per quarter) depending on the rider Holding Period you select.

To the extent permitted by law, we will also deduct a Rider Risk Charge Adjustment if you cancel the IPR or IPR 2.0. (See “OTHER CHARGES—Rider Risk Charge Adjustment (optional).”) The purpose of the Rider Risk Charge Adjustment is to help compensate us for financial losses that we may incur if the IPR or IPR 2.0 is cancelled. We do not expect to profit from this charge. We set both of these charges at our sole discretion, subject to the stated maximums. However, if you reset the IPR or IPR 2.0, the charge for the new reset amount will be based on the charges that are in effect at the time of the reset. This charge may be more or less than the charge being assessed to new issues of the IPR or IPR 2.0 Rider (“THE POLICIES – Riders –Investment Preservation Rider (optional) and Investment Preservation Rider 2.0 (optional)”). You should consider the costs of cancelling the IPR or IPR 2.0 before you select it.

If you select the Annual Death Benefit Reset Rider (“ADBR”) (in jurisdictions where available), we will deduct a charge each policy quarter that the rider is in effect based on the amount that is reset on the last Policy Anniversary, less any Reset Value Proportional Reduction. This charge will be deducted from each Investment Division, the DCA Advantage Account and the Fixed Account, in proportion to its percentage of the Accumulation Value. The maximum annual charge is 1.00% of the amount that is reset on the last Policy Anniversary, applied on a quarterly basis. You should consult with your registered representative to determine the percentage we are currently charging before you select this rider. We may set a lower charge at our sole discretion.

For policies applied for on and after May 1, 2016, the current charge is 0.25% annually (0.0625% per quarter).

For policies applied for before May 1, 2016, the charges are as follows:

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Age of Oldest Owner at Policy Issue	Annual Charge
65 or younger	0.30% (0.075% per quarter)
66 to 75 inclusive	0.35% (0.0875% per quarter)

For policies applied for before May 1, 2016, there is a discount if you selected the Investment Preservation Rider/Annual Death Benefit Reset Rider combination package (“IPR + ADBR”), we deduct a reduced IPR and ADBR rider charge each policy quarter that the IPR + ADBR package is in effect. The maximum annual charge for the combination of the IPR and ADBR rider is 2.00%. With the IPR + ADBR package, the current ADBR rider charge is 0.25% of the amount that is reset on the last policy anniversary, adjusted for any withdrawals, applied on a quarterly basis. With the IPR + ADBR package, the current IPR rider charge ranges from 0.25% to 0.60% of the amount that is guaranteed under the IPR, applied on a quarterly basis, unless you reset the guaranteed amount of the IPR on or after May 1, 2016. With the IPR + ADBR package, for IPR resets on or after May 1, 2016, the current IPR rider charge ranges from 0.45% to 0.80% of the amount that is guaranteed under the IPR, applied on a quarterly basis. Please note that if IPR is cancelled, the charge for the ADBR rider will revert to the charge that is assessed for that rider, if purchased separately.

Finally, the value of the shares of each Fund reflects advisory fees, administration fees and other expenses deducted from the assets of each Fund. (See the Fund prospectuses which accompany this Prospectus.)

6. What are the minimum initial and maximum additional premium payments?

For most policies, the minimum initial premium payment is $5,000. Additional premium payments must be at least $2,500 for Qualified Policies and $5,000 for Non-Qualified Policies or such lower amount as we may permit at any time. Subsequent premium payments must be sent to NYLIAC at one of the addresses listed in Question 18 of this Prospectus. We may agree to other methods of payment. The maximum aggregate amount of premium payments we accept without prior approval is currently $1,000,000. However, for Qualified Policies that amount could be lower because you may not make premium payments in excess of the amount permitted by law for the plan.

While IPR 2.0 is in effect, you may only make premium payments to your policy in the first Policy Year or after the IPR 2.0 Holding Period End Date.

Acceptance of initial and subsequent premium payments is subject to our Suitability Standards.

7. How are premium payments allocated?

If in Good Order, we allocate the initial premium payment to the Allocation Options you have selected within two Business Days after receipt at the Cleveland or Dallas Service Center. Subsequent premium payments will be allocated to your Policy at the close of the Business Day on which they are received by NYLIAC. (See “THE POLICIES—Policy Application and Premium Payments.”) We will apply the Premium Credit on your premium payment to the Allocation Options at the same time that we allocate your premium payment.

You may raise or lower the percentages (which must be in whole numbers) of the premium payment you place in each Allocation Option at the time you make a premium payment. The minimum amount which you may place in any one Investment Division or the Fixed Account is $25, or such lower amount as we may permit. The minimum amount which you may place in the DCA Advantage Account is $2,000. We reserve the right to limit the amount of a premium payment that may be placed in any one Allocation Option and the number of Allocation Options inclusively to which you may allocate your Accumulation Value. Acceptance of initial and subsequent premium payments is subject to our Suitability Standards.

8. What happens if premium payments are not made?

If we do not receive any premium payments for a period of two years, and the Accumulation Value of your policy would provide Income Payments of less than $20 per month on the Annuity Commencement Date, we reserve the right to terminate your policy subject to applicable state laws. We will notify you of our intention to exercise this right and give you 90 days to make a premium payment. If we terminate your policy, we will pay you the Accumulation Value of your policy in one lump sum.

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9. Can I withdraw money from the policy before the Annuity Commencement Date?

You may make withdrawals from your policy before the Annuity Commencement Date. Your withdrawal request must be in Good Order before we will process it. Under most circumstances, you may make a minimum partial withdrawal of $500. Withdrawals may be subject to a surrender charge. In addition, you may have to pay income tax and a 10% penalty tax may apply if you are under age 59 1/2. (See “DISTRIBUTIONS UNDER THE POLICY” and “FEDERAL TAX MATTERS.”) Please note that certain withdrawal requests must be made in writing and sent to NYLIAC’s Variable Products Service Center. (See “DISTRIBUTIONS UNDER THE POLICY—Surrenders and Withdrawals—Partial Withdrawals and Periodic Partial Withdrawals.”)

10. How will NYLIAC make Income Payments on the Annuity Commencement Date?

We will make Income Payments on a fixed basis. We do not currently offer a variable Income Payment option. We will make payments under the Life Income – Guaranteed Period Payment Option over the life of the Annuitant(s) with a guarantee of 10 years of payments, even if the Annuitant dies sooner. Income Payments will always be the same specified amount. (See “DISTRIBUTIONS UNDER THE POLICY—INCOME PAYMENTS.”) We may offer other options, at our discretion, where permitted by state law.

11. What happens if I die before the Annuity Commencement Date?

Unless amended by any rider attached to the policy, if you die before the Annuity Commencement Date, we will pay the Beneficiary(ies) under the policy an amount equal to the greatest of:

(a)	the Accumulation Value, as of the day we receive a claim form in Good Order, less Premium Credit amounts applied within the 12 months immediately preceding the date of death, or

(b)	the Return of Premium Death Benefit, or

(c)	the Accumulation Value as of the Policy Anniversary immediately following the expiration of the Surrender Charge Period for the first premium payment, plus any other premium payments made since that Policy Anniversary, reduced proportionally by any amounts withdrawn from the policy since that Policy Anniversary.

If the Beneficiary is the spouse (as defined under Federal law) of the Owner, see Question 12 (Also see “DEATH BEFORE ANNUITY COMMENCEMENT” and “FEDERAL TAX MATTERS.”)

12. What happens if my spouse is the Beneficiary?

If you are the Owner and you die before the Annuity Commencement Date, your spouse (as defined under Federal law) may continue the policy as the new Owner if he/she is also the sole primary Beneficiary of the policy (for Non-Qualified, IRA, Roth IRA, SIMPLE IRA and SEP policies only; TSA and Inherited IRA policies are excluded). If you are also the Annuitant, your spouse will become the new Annuitant. If your spouse chooses to continue the policy, we will not pay the death benefit proceeds as a consequence of your death.

13. Can I return the policy after it is delivered?

You can cancel the policy within 10 days of delivery of the policy or such longer period as required under state law. To cancel your policy, you must return it to VPSC at one of the addresses listed in Question 16 of this Prospectus or to the registered representative through whom you purchased it, along with a written request for cancellation. Except where you are entitled by law to receive the total of premium payments less any prior partial withdrawals, we will promptly return the Accumulation Value, less any e-delivery credit, (see “THE POLICIES – Electronic Delivery”) calculated as of the Business Day that either the registered representative through whom you purchased the policy or VPSC receives the policy along with the written request for cancellation in Good Order, less any Premium Credit(s), but without any deduction for premium taxes or a surrender charge. We will set forth this provision in your policy. (See “THE POLICIES—Your Right to Cancel (“Free Look”).”)

14. What about voting rights?

You can instruct NYLIAC how to vote shares of the Funds in which you have a voting interest through the Separate Account. (See “VOTING RIGHTS.”)

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15. Are policy loans available?

If you have purchased an Accumulation Value based M&E Charge policy in connection with a Code Section 403(b) Tax-Sheltered Annuity (“TSA”) plan, you may be able to borrow some of your Accumulation Value subject to certain conditions. You may not borrow any portion of your Accumulation Value if you have purchased a Premium based M&E Charge policy in connection with a TSA plan. (See “LOANS.”)

16. Where do I send written service requests to the NYLIAC Variable Products Service Center?

Certain service requests, including but not limited to death benefit claims and surrenders, are required to be in writing. All written service requests must be sent to the NYLIAC Variable Products Service Center (“VPSC”) at one of the following addresses:

Regular Mail	NYLIAC Variable Products Service Center Madison Square Station P.O. Box 922 New York, NY 10159

Express Mail	NYLIAC Variable Products Service Center 51 Madison Avenue Room 251 New York, NY 10010

Death Claim forms may also be submitted to	New York Life P.O. Box 130539 Dallas, TX 75313-0539

Written service requests will be effective as of the Business Day they are received in Good Order at VPSC at one of the addresses listed immediately above.

Faxed and e-mailed requests are not currently acceptable, however, we reserve the right to accept them at our discretion. All NYLIAC requirements must be met in order for us to process your service requests. Please review all service request forms carefully and provide all required information that is applicable to the transaction. If your request is not in Good Order, we will not be able to process it. We will make every reasonable attempt to notify you in writing of this situation. It is important that you inform NYLIAC of an address change so that you can receive important policy statements.

17. How do I contact NYLIAC by Telephone or by the Internet?

a. By Telephone:

Certain service requests, including but not limited to obtaining current unit values and speaking to a customer representative, may be made by telephone. For telephonic requests, you must contact the NYLIAC Interactive Voice Response System (“IVR”) toll-free by calling: (800) 598-2019. (See “THE POLICIES — Online Service and Interactive Voice Response System.”)

b. By Internet:

Certain service requests, including but not limited to transferring assets between investment options and e-mailing your registered representative, may be made via the Internet. For Internet-based requests, you must contact the “My Account” on www.newyorklife.com and enter your user name and password. (See “THE POLICIES — Online Service and Interactive Voice Response System.”)

We make IVR and online services available at our discretion. In addition, availability of IVR and online services may be interrupted temporarily at certain times. We do not assume responsibility for any loss if service through IVR or online service should become unavailable. E-mail inquiries that are non-transactional may be sent through the “My Account” on www.newyorklife.com once they have passed all security protocols to identify the policyowner.

You may authorize us to accept electronic instructions from a registered representative or the registered service assistant assigned to your policy in order to make premium allocations, transfers, partial withdrawals and changes to your investment objective and/or risk tolerance. You may also authorize your registered representative or registered service

21

assistant to revise your Automatic Asset Rebalancing (AAR) arrangement. Your AAR will be cancelled if a premium allocation change or transfer is submitted on your behalf that is inconsistent with your current AAR arrangements. You may prevent this cancellation if a conforming AAR change is processed within one Business Day of the inconsistent premium allocation change or transfer.

To authorize the registered representative(s) or registered service assistants assigned to your policy to make premium allocations and transfers, you must send a completed Variable Product Electronic Trading Authorization Form to VPSC at one of the addresses listed in Question 16 of this Prospectus. We may revoke or deny Trading Authorization privileges for certain policyowners (See “Limits on Transfers”). Trading Authorization may be elected, changed or cancelled at any time. We will confirm all transactions in writing. Not all transactions are available on the Internet.

NYLIAC is not liable for any loss, cost or expense for action on instructions which are believed to be genuine in accordance with these procedures. As these parties act on your behalf, you are responsible for and bear the consequence of their instructions and other actions, including any limits on transfers. Transfer requests received after the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern Time, or received on a non-Business Day, will be priced as of the next Business Day.

18. Where do I send subsequent premium payments and loan repayments?

Subsequent premium payments and loan repayments should be sent to one of the following addresses:

Regular Mail	NYLIAC 75 Remittance Drive Suite 3021 Chicago, IL 60675-3021

Express Mail	NYLIAC, Suite 3021 c/o The Northern Trust Bank 350 North Orleans Street Receipt & Dispatch, 8th Floor Chicago, IL 60654

If in Good Order, subsequent premium payments and loan repayments will be credited as of the close of the Business Day on which they are received at one of the addresses noted in this Question 18. Please note that initial premium payments are those made in connection with the issuance of a policy and are processed in accordance with our procedures. (See “THE POLICIES — Policy Application and Premium Payments.”)

While IPR 2.0 is in effect, you may only make premium payments to your policy in the first Policy Year or after the IPR 2.0 Holding Period End Date.

Acceptance of subsequent premium payments is subject to our Suitability Standards.

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FINANCIAL STATEMENTS

The consolidated balance sheet of NYLIAC as of December 31, 2016 and 2015, and the consolidated statements of income, of stockholder’s equity and of cash flows for each of the three years in the period ended December 31, 2016 (including the report of the independent registered public accounting firm) and each Separate Account’s statement of assets and liabilities as of December 31, 2016, and the statements of operations and of changes in net assets and the financial highlights for each of the periods indicated in the Financial Statements (including the report of the independent registered public accounting firm) are included in the SAI. The independent registered public accounting firm is PricewaterhouseCoopers LLP.

23

CONDENSED FINANCIAL INFORMATION

The following Accumulation Unit values and the number of Accumulation Units outstanding for each Investment Division for each fiscal year ended December 31 presented below are derived from the financial statements audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The policies were first offered on May 1, 2015. Therefore, values and units shown for 2015 are for the period from May 1, 2015 to December 31, 2015. You should read this information in conjunction with the Separate Account’s audited financial statements and related notes that are included in the Statement of Additional Information.

For Accumulation Value based M&E Charge policies:

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
(Accumulation unit value in dollars and number of accumulation units in thousands)

MainStay VP Absolute Return Multi-Strategy – Service Class
2016	8.91	9.09	566
2015	10.00	8.91	152
MainStay VP Balanced – Service Class
2016	9.51	10.33	230
2015	10.00	9.51	71
MainStay VP Bond – Service Class
2016	9.80	9.93	189
2015	10.00	9.80	50
MainStay VP Common Stock – Service Class
2016	9.67	10.49	108
2015	10.00	9.67	33
MainStay VP Conservative Allocation – Service Class
2016	9.48	10.01	829
2015	10.00	9.48	272
MainStay VP Convertible – Service Class
2016	9.33	10.42	190
2015	10.00	9.33	69
MainStay VP Cornerstone Growth – Service Class
2016	9.72	9.93	21
2015	10.00	9.72	3
MainStay VP Cushing Renaissance Advantage – Service Class
2016	7.43	10.14	38
2015	10.00	7.43	8
MainStay VP Eagle Small Cap Growth – Service Class
2016	9.56	10.60	27
2015	10.00	9.56	10
MainStay VP Emerging Markets Equity – Service Class
2016	7.72	8.57	26
2015	10.00	7.72	7
MainStay VP Epoch U.S. Equity Yield – Service Class
2016	9.27	9.65	199
2015	10.00	9.27	110
MainStay VP Epoch U.S. Small Cap – Service Class
2016	9.37	10.78	52
2015	10.00	9.37	17
MainStay VP Floating Rate – Service Class
2016	9.63	10.27	291
2015	10.00	9.63	94
MainStay VP Government – Service Class
2016	9.84	9.77	59
2015	10.00	9.84	11
MainStay VP Growth Allocation – Service Class
2016	9.16	9.81	994
2015	10.00	9.16	289
MainStay VP High Yield Corporate Bond – Service Class
2016	9.34	10.70	1,592
2015	10.00	9.34	655
MainStay VP Income Builder – Service Class
2016	9.25	10.06	276

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	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
2015	10.00	9.25	137
MainStay VP International Equity – Service Class
2016	9.72	9.34	74
2015	10.00	9.72	21
MainStay VP Janus Balanced – Service Class
2016	9.70	10.03	373
2015	10.00	9.70	77
MainStay VP Large Cap Growth – Service Class
2016	10.12	9.78	328
2015	10.00	10.12	116
MainStay VP MFS® Utilities – Service Class
2016	8.20	9.18	733
2015	10.00	8.20	295
MainStay VP Mid Cap Core – Service Class
2016	9.23	10.24	182
2015	10.00	9.23	70
MainStay VP Moderate Allocation – Service Class
2016	9.40	9.90	1,146
2015	10.00	9.40	444
MainStay VP Moderate Growth Allocation – Service Class
2016	9.28	9.94	1,505
2015	10.00	9.28	546
MainStay VP PIMCO Real Return – Service Class
2016	9.45	9.86	118
2015	10.00	9.45	16
MainStay VP S&P 500 Index – Service Class
2016	9.70	10.66	493
2015	10.00	9.70	68
MainStay VP Small Cap Core – Service Class
2016(a)	10.00	11.77	32
MainStay VP T. Rowe Price Equity Income – Service Class
2016	9.08	10.68	149
2015	10.00	9.08	59
MainStay VP U.S. Government Money Market – Initial Class
2016	9.89	9.76	573
2015	10.00	9.89	306
MainStay VP Unconstrained Bond – Service Class
2016	9.45	10.04	1,577
2015	10.00	9.45	524
MainStay VP VanEck Global Hard Assets – Initial Class
2016	6.01	9.27	106
2015	10.00	6.01	16
American Funds IS® Global Small Capitalization Fund – Class 4
2016	9.19	9.48	32
2015	10.00	9.19	4
American Funds IS® New World Fund® – Class 4
2016	9.03	9.53	220
2015	10.00	9.03	69
BlackRock® Global Allocation V.I. Fund – Class III
2016	9.33	9.85	202
2015	10.00	9.33	35
BlackRock® High Yield V.I. Fund – Class III
2016	9.21	10.29	252
2015	10.00	9.21	77
Columbia Variable Portfolio – Commodity Strategy Fund – Class 2
2016	7.53	9.60	12
2015	10.00	7.53	2
Columbia Variable Portfolio – Emerging Markets Bond Fund – Class 2
2016	9.40	10.29	39
2015	10.00	9.40	1
Columbia Variable Portfolio – Small Cap Value Fund – Class 2
2016	9.12	11.98	45
2015	10.00	9.12	21
Deutsche Alternative Asset Allocation VIP – Class B
2016(a)	10.00	10.03	58

25

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
Dreyfus IP Technology Growth Portfolio – Service Shares
2016	9.98	10.32	123
2015	10.00	9.98	19
Fidelity® VIP Contrafund® Portfolio – Service Class 2
2016	9.56	10.21	1,227
2015	10.00	9.56	422
Fidelity® VIP Equity-Income Portfolio – Service Class 2
2016	9.21	10.80	94
2015	10.00	9.21	41
Fidelity® VIP Growth Opportunities Portfolio – Service Class 2
2016	9.92	9.83	72
2015	10.00	9.92	25
Fidelity® VIP Mid Cap Portfolio – Service Class 2
2016	9.29	10.38	162
2015	10.00	9.29	65
Invesco V.I. American Value Fund – Series II Shares
2016	8.64	10.62	45
2015	10.00	8.64	6
Invesco V.I. International Growth Fund – Series II Shares
2016	8.93	8.90	342
2015	10.00	8.93	104
Janus Aspen Global Research Portfolio – Service Shares
2016	8.98	9.07	33
2015	10.00	8.98	20
MFS® Investors Trust Series – Service Class
2016	9.66	10.38	183
2015	10.00	9.66	45
MFS® Research Series – Service Class
2016	9.64	10.34	16
2015	10.00	9.64	7
Morgan Stanley VIF U.S. Real Estate Portfolio – Class II
2016	10.12	10.38	80
2015	10.00	10.12	22
Neuberger Berman AMT Mid Cap Growth Portfolio – Class S
2016	9.33	9.73	305
2015	10.00	9.33	75
PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged) – Advisor Class
2016	9.79	10.25	979
2015	10.00	9.79	326
PIMCO VIT Low Duration Portfolio – Advisor Class
2016(a)	10.00	9.96	79
PIMCO VIT Total Return Portfolio – Advisor Class
2016	9.80	9.90	981
2015	10.00	9.80	308
Victory VIF Diversified Stock Fund – Class A Shares
2016	9.59	9.81	2
2015	10.00	9.59	0

(a)	For the Period May 1, 2016 (commencement of operations in the Separate Account) through December 31, 2016.

26

For Premium based M&E Charge Policies:

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
(Accumulation unit value in dollars and number of accumulation units in thousands)

MainStay VP Absolute Return Multi-Strategy – Service Class
2016	9.00	8.99	5,711
2015	10.00	9.00	1,624
MainStay VP Balanced – Service Class
2016	9.62	10.58	2,405
2015	10.00	9.62	852
MainStay VP Bond – Service Class
2016	9.91	10.23	1,584
2015	10.00	9.91	317
MainStay VP Common Stock – Service Class
2016	9.78	10.64	2,408
2015	10.00	9.78	556
MainStay VP Conservative Allocation – Service Class
2016	9.58	10.17	3,145
2015	10.00	9.58	925
MainStay VP Convertible – Service Class
2016	9.43	10.55	2,766
2015	10.00	9.43	1,161
MainStay VP Cornerstone Growth – Service Class
2016	9.82	9.84	252
2015	10.00	9.82	104
MainStay VP Cushing® Renaissance Advantage – Service Class
2016	7.51	9.65	487
2015	10.00	7.51	145
MainStay VP Eagle Small Cap Growth – Service Class
2016	9.66	10.60	371
2015	10.00	9.66	173
MainStay VP Emerging Markets Equity – Service Class
2016	7.80	8.27	251
2015	10.00	7.80	87
MainStay VP Epoch U.S. Equity Yield – Service Class
2016	9.37	9.80	1,665
2015	10.00	9.37	709
MainStay VP Epoch U.S. Small Cap – Service Class
2016	9.47	10.97	1,032
2015	10.00	9.47	414
MainStay VP Floating Rate – Service Class
2016	9.73	10.53	2,254
2015	10.00	9.73	731
MainStay VP Government – Service Class
2016	9.94	10.02	619
2015	10.00	9.94	90
MainStay VP Growth Allocation – Service Class
2016	9.26	9.93	13,742
2015	10.00	9.26	4,744
MainStay VP High Yield Corporate Bond – Service Class
2016	9.44	10.95	15,687
2015	10.00	9.44	5,207
MainStay VP Income Builder – Service Class
2016	9.35	10.19	2,507
2015	10.00	9.35	818
MainStay VP International Equity – Service Class
2016	9.83	9.32	570
2015	10.00	9.83	248
MainStay VP Janus Balanced – Service Class
2016	9.80	10.23	3,330
2015	10.00	9.80	918
MainStay VP Large Cap Growth – Service Class
2016	10.23	9.97	3,979
2015	10.00	10.23	1,215

27

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
MainStay VP MFS® Utilities – Service Class
2016	8.29	9.21	5,645
2015	10.00	8.29	2,305
MainStay VP Mid Cap Core – Service Class
2016	9.32	10.34	1,903
2015	10.00	9.32	790
MainStay VP Moderate Allocation – Service Class
2016	9.51	10.09	6,550
2015	10.00	9.51	2,260
MainStay VP Moderate Growth Allocation – Service Class
2016	9.37	10.06	12,521
2015	10.00	9.37	3,759
MainStay VP PIMCO Real Return – Service Class
2016	9.55	10.03	922
2015	10.00	9.55	179
MainStay VP S&P 500 Index – Service Class
2016	9.80	10.92	5,782
2015	10.00	9.80	1,771
MainStay VP Small Cap Core – Service Class
2016(a)	10.00	11.89	231
MainStay VP T. Rowe Price Equity Income – Service Class
2016	9.18	10.88	1,319
2015	10.00	9.18	388
MainStay VP U.S. Government Money Market – Initial Class
2016	10.00	10.00	3,707
2015	10.00	10.00	650
MainStay VP Unconstrained Bond – Service Class
2016	9.55	10.24	12,958
2015	10.00	9.55	3,837
MainStay VP VanEck Global Hard Assets – Initial Class
2016	6.07	8.71	900
2015	10.00	6.07	244
American Funds IS® Global Small Capitalization Fund – Class 4
2016	9.29	9.46	345
2015	10.00	9.29	118
American Funds IS® New World Fund® – Class 4
2016	9.13	9.59	2,402
2015	10.00	9.13	754
BlackRock® Global Allocation V.I. Fund – Class III
2016	9.43	9.79	2,307
2015	10.00	9.43	628
BlackRock® High Yield V.I. Fund – Class III
2016	9.30	10.50	2,169
2015	10.00	9.30	775
Columbia Variable Portfolio – Commodity Strategy Fund – Class 2
2016	7.61	8.55	133
2015	10.00	7.61	16
Columbia Variable Portfolio – Emerging Markets Bond Fund – Class 2
2016	9.50	10.55	604
2015	10.00	9.50	115
Columbia Variable Portfolio – Small Cap Value Fund – Class 2
2016	9.22	12.24	415
2015	10.00	9.22	106
Deutsche Alternative Asset Allocation VIP – Class B
2016(a)	10.00	10.13	671
Dreyfus IP Technology Growth Portfolio – Service Shares
2016	10.08	10.52	1,640
2015	10.00	10.08	549
Fidelity® VIP Contrafund® Portfolio – Service Class 2
2016	9.67	10.42	13,032
2015	10.00	9.67	4,331
Fidelity® VIP Equity-Income Portfolio – Service Class 2
2016	9.31	10.95	701
2015	10.00	9.31	169
Fidelity® VIP Growth Opportunities Portfolio – Service Class 2
2016	10.03	10.04	1,368
2015(d)	10.00	10.03	527
Fidelity® VIP Mid Cap Portfolio – Service Class 2
2016	9.39	10.51	1,089

28

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
2015	10.00	9.39	385
Invesco V.I. American Value Fund – Series II Shares
2016	8.74	10.07	417
2015	10.00	8.74	259
Invesco V.I. International Growth Fund – Series II Shares
2016	9.03	8.96	3,502
2015	10.00	9.03	1,041
Janus Aspen Global Research Portfolio – Service Shares
2016	9.07	9.24	247
2015	10.00	9.07	170
MFS® Investors Trust Series – Service Class
2016	9.76	10.57	2,697
2015	10.00	9.76	798
MFS® Research Series – Service Class
2016	9.75	10.57	543
2015	10.00	9.75	154
Morgan Stanley VIF U.S. Real Estate Portfolio – Class II
2016	10.23	10.90	1,406
2015	10.00	10.23	354
Neuberger Berman AMT Mid Cap Growth Portfolio – Class S
2016	9.43	9.83	3,525
2015	10.00	9.43	1,322
PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged) – Advisor Class
2016	9.90	10.53	7,725
2015	10.00	9.90	2,329
PIMCO VIT Low Duration Portfolio – Advisor Class
2016(a)	10.00	10.06	591
PIMCO VIT Total Return Portfolio – Advisor Class
2016	9.90	10.16	7,527
2015	10.00	9.90	2,133
Victory VIF Diversified Stock Fund – Class A Shares
2016	9.70	10.07	139
2015	10.00	9.70	72

(a)	For the Period May 1, 2016 (commencement of operations in the Separate Account) through December 31, 2016.

29

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

AND THE SEPARATE ACCOUNT

New York Life Insurance and Annuity Corporation

New York Life Insurance and Annuity Corporation (“NYLIAC”) is a stock life insurance company incorporated in Delaware in 1980. NYLIAC is licensed to sell life, accident and health insurance and annuities in the District of Columbia and all states. In addition to the policies described in this Prospectus, NYLIAC offers life insurance policies and other annuities.

NYLIAC is a wholly-owned subsidiary of New York Life Insurance Company, a mutual life insurance company doing business in New York since 1845. NYLIAC held assets of $152.6 billion at the end of 2016. New York Life Insurance Company has invested in NYLIAC, and will occasionally make additional contributions to NYLIAC in order to maintain capital and surplus in accordance with state requirements. The obligations under the policies are obligations of NYLIAC.

The Separate Account

Separate Account-III was established on November 30, 1994 and Separate Account-IV was established on June 10, 2003, pursuant to resolutions of the NYLIAC Board of Directors. The Separate Accounts are registered as unit investment trusts with the Securities and Exchange Commission under the Investment Company Act of 1940. This registration does not signify that the Securities and Exchange Commission supervises the management, or the investment practices or policies, of the Separate Accounts.

Although the assets of the Separate Accounts belong to NYLIAC, these assets are held separately from our other assets. The Separate Accounts’ assets are not chargeable with liabilities incurred in any of NYLIAC’s other business operations (except to the extent that assets in the Separate Accounts exceed the reserves and other liabilities of that Separate Account). The income, capital gains and capital losses incurred on the assets of the Separate Accounts are credited to or charged against the assets of the Separate Accounts without regard to the income, capital gains or capital losses arising out of any other business NYLIAC may conduct. Therefore, the investment performance of the Separate Accounts is entirely independent of the investment performance of the Fixed Account, the DCA Advantage Account and any other separate account of NYLIAC.

Separate Account-III currently has 83 Investment Divisions, some of which may not be available under your policy. Separate Account IV has 60 Investment Divisions, some of which may not be available under your policy. The available Investment Divisions are listed on the first and second page of this Prospectus. Premium payments allocated to the Investment Divisions are invested solely in the corresponding Eligible Portfolios of the relevant Fund.

The Portfolios

The assets of each Eligible Portfolio are separate from the others and each such Portfolio has different investment objectives and policies. As a result, each Eligible Portfolio operates as a separate investment fund and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio. You can make or lose money in any of the Investment Divisions. Portfolios described in this Prospectus are different from portfolios that may have similar names but are available directly to the general public. The funds available directly to the general public may have the same adviser, same name, same investment objectives and policies, and substantially similar portfolio securities, but the investment performance may not be the same.

We offer no assurance that any of the Eligible Portfolios will attain their respective stated objectives.

The Funds also make their shares available to certain other separate accounts funding variable life insurance policies offered by NYLIAC. This is called “mixed funding.” The Funds also may make their shares available to separate accounts of insurance companies unaffiliated with NYLIAC. This is called “shared funding.” Although we do not anticipate any inherent difficulties arising from mixed and shared funding, it is theoretically possible that, due to differences in tax treatment or other considerations, the interests of owners of various policies participating in a certain Fund might at some time be in conflict. The Board of Directors/Trustees of each Fund, each Fund’s investment advisers, and NYLIAC are required to monitor events to identify any material conflicts that arise from the use of the Funds for mixed and shared funding. For more information about the risks of mixed and shared funding, please refer to the relevant Fund prospectus.

The Funds and Eligible Portfolios offered through this product are selected by NYLIAC based on several criteria, including asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. An affiliate of NYLIAC manages the Mainstay VP Funds Trust and that was a factor in its selection. Another factor that NYLIAC considers during the selection process is

30

whether the Fund or Eligible Portfolio or an affiliate of the Fund will compensate NYLIAC for providing administrative, marketing, and support services that would otherwise be provided by the Fund, the Fund’s investment adviser, or its distributor.

We receive payments or compensation from the Funds or their investment advisers, or from other service providers of the Funds (who may be affiliates of NYLIAC) in connection with administration, distribution, and other services we provide with respect to the Eligible Portfolios and their availability through the policies. These payments may be derived, in whole or in part, from the advisory fee charged by the Fund and deducted from Fund assets and/or from “Rule 12b-1” fees charged by the Fund and deducted from Fund assets. These payments are also a factor in our selection of Funds and Eligible Portfolios. NYLIAC may use these payments for any corporate purpose, including payment of expenses that NYLIAC and/or its affiliates incur in promoting, marketing, and administering the policies, and in its role as an intermediary of the Funds. Policyowners, through their indirect investment in the Funds, bear the costs of these advisory and 12b-1 fees.

The amounts we receive may be substantial, may vary by Eligible Portfolio, and may depend on how much policy value is invested in the particular Eligible Portfolio or Fund. NYLIAC and its affiliates may profit from these payments. Currently, we receive payments or revenue under various arrangements in amounts ranging from 0.15% to 0.35% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. We also receive compensation under various distribution services arrangements in amounts ranging from 0.05% to 0.25% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. The compensation that your registered representative receives remains the same regardless of which Investment Divisions you choose or the particular arrangements applicable to those Investment Divisions.

Asset Allocation Models

The Asset Allocation Models are available at no extra charge. You can select only one Asset Allocation Model at a time.

Each Asset Allocation Model specifies percentage allocations among various Investment Divisions available through your policy. If you wish to allocate your Accumulation Value to an Asset Allocation Model, you may do so by notifying us in writing at one of the addresses listed in Question 16 of this Prospectus.

The Asset Allocation Models are static, but gains and/or losses from the Funds in a model will cause the model’s original percentages to shift. However, amounts allocated to a model will be rebalanced to reflect the model’s original percentages using the policy’s Automatic Asset Rebalancing (“AAR”) feature, unless you opted not to have AAR applied to your policy. (See “THE POLICIES—Automatic Asset Rebalancing” for more information.) If you have selected the IPR or IPR 2.0, you cannot opt out of rebalancing, and your allocations to an Asset Allocation Model will be rebalanced quarterly to reflect the model’s original percentages.

The available Asset Allocation Models may change from time to time. We may create new Asset Allocation Models with asset allocations or Investment Divisions that vary from those of existing Asset Allocation Models. We will provide written notice if we offer new Asset Allocation Models, if there is a material change in our arrangement with NYLIM regarding the Asset Allocation Model program, or if we terminate our Asset Allocation Model program. We will not reallocate your Accumulation Value, or change your premium allocation instructions, in response to these changes. However, the Investment Divisions and allocation percentages for your model could change due to events such as mergers, substitutions, liquidations or closures. We will notify you in writing of any such events.

You can get information about new or updated Asset Allocation Models, or about Asset Allocation Models that are no longer available for new investment, by contacting your registered representative. You should consult your registered representative periodically to consider whether any Asset Allocation Model you have selected is still appropriate for you. If you wish to remove funds from your current Asset Allocation Model and/or allocate funds to a currently offered Asset Allocation Model, subject to investment restrictions for maintaining the Investment Preservation Rider, if applicable, you may do so by notifying us in writing at one of the addresses listed in Question 16 of this Prospectus.

The currently offered Asset Allocation Models are available to all policyholders. Any previously offered Asset Allocation Models are available only to those policyholders who allocated to those Asset Allocation Models when they were offered. You can select only one Asset Allocation Model at a time. If you transfer out of an Asset Allocation Model that is no longer offered, you will not be able to transfer back into that Asset Allocation Model. Transfers into or out of an Asset Allocation Model count as one transfer and are subject to the conditions and restrictions listed in “THE POLICIES”.

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You may change your allocation to a particular Asset Allocation Model at any time and reallocate your Accumulation Value to other Investment Divisions or another available Asset Allocation Model, subject to investment restrictions for maintaining the IPR or IPR 2.0, if applicable. For example, if you have allocated to an Asset Allocation Model and you later decide you prefer different percentage allocations among the Investment Divisions than those specified by the Asset Allocation Model, you will need to transfer out of that Asset Allocation Model and allocate your Accumulation Value to those Investment Divisions in the percentages you want. (See “THE POLICIES – Transfers”.) If you then want your Accumulation Value to remain at the new percentages you selected, you should ensure that the AAR feature is in effect and accurately reflects your choice of investment percentages for each Investment Division. (See “THE POLICIES – Automatic Asset Rebalancing”.) You may also have amounts held in the DCA Advantage Account or under the Interest Sweep option allocated to an Asset Allocation Model.

We have no discretionary authority or control over your investment decisions. The Asset Allocation Models are comprised of then available Investment Divisions and do not include the Fixed Account. We make available educational information and materials (e.g., risk tolerance questionnaire and Fund prospectuses) that can help you select an Asset Allocation Model, but we do not recommend any particular Asset Allocation Model or otherwise provide advice as to what Asset Allocation Model may be appropriate for you. Consequently, you are responsible for your decision to allocate your Accumulation Value to an Asset Allocation Model, and to select the Asset Allocation Model that is best for you.

Asset allocation does not guarantee that your Accumulation Value will increase or protect against losses in a declining market. Tools used to assess your risk tolerance, such as the Client Profile, may not be accurate and could be less effective if your circumstances change over time. We reserve the right to terminate or change the asset allocation program at any time. As noted above, if the program is terminated or changed, we will not reallocate your Accumulation Value. If you want to reallocate your Accumulation Value, you will need to send us a transfer request to one of the addresses in Question 16, by telephone, or through “My Account” at www.newyorklife.com. (See “THE POLICIES – Transfers”.)

An Asset Allocation Model may not perform as intended. Therefore, it may not achieve its investment objective or reduce volatility. When considering an Asset Allocation Model for your situation, you should consider your other assets, income and investments in addition to this policy. An Asset Allocation Model may perform better or worse than any single investment option or any other combination of investment options. In addition, the timing of your investment and any rebalancing may affect performance.

Because returns from each Investment Division in the Asset Allocation Models will vary, over time the percentage of your policy’s Accumulation Value that is allocated to each Investment Division in the Asset Allocation Model you select may not remain at the initial percentages. AAR will keep your Accumulation Value at these initial percentages and in line with your current investment objective. (See “THE POLICIES – Automatic Asset Rebalancing”.) Note that unless you instruct us otherwise in the application or in a subsequent notice, AAR will automatically be applied to your policy.

Rebalancing or periodic updating of Asset Allocation Models can cause the Eligible Portfolios underlying in the Investment Divisions that make up a model to need to raise cash for money flowing out of the Funds or vice versa. In order to raise cash, those Funds may need to sell assets at prices lower than otherwise expected, which can hurt Fund share prices. Moreover, large outflows of money from the Funds may increase the expenses attributable to the assets remaining in the Funds. These transactions and expenses can adversely affect the performance of the relevant Funds and of the Asset Allocation Models. In addition, these inflows and outflows may cause a Fund to hold a large portion of its assets in cash, which could detract from the achievement of the Fund’s investment objective, particularly in periods of rising market prices. For additional information regarding the risks of investing in a particular Fund, see that Fund’s prospectus.

Conflicts of Interest

New York Life Investment Management LLC (“New York Life Investments”), an affiliate of NYLIAC and the Investment Adviser to the MainStay VP Funds Trust, designed the Asset Allocation Models. While the Asset Allocation Models are designed to offer you a convenient way to make allocation decisions, you should be aware that New York Life Investments is subject to competing interests that may have influenced its decision-making with regard to the composition of the Asset Allocation Models. For example, because New York Life Investments receives fees for advising the MainStay VP Funds Trust, it benefits from including a relatively high percentage of these Investment Divisions in the Asset Allocation Models. MainStay VP Investment Divisions also predominate in the Asset Allocation Models because they represent the majority of Investment Divisions offered with the policy and are prevalent among the low- and moderate-risk

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Investment Divisions that make up the Asset Allocation Models. New York Life Investments also did not include certain non-proprietary Investment Divisions in the Asset Allocation Models because their investment profile (e.g., sector-specific concentration or shifting asset composition) was determined to be incompatible with the risk and return profile of the Asset Allocation Models. As Investment Divisions may have been included in an Asset Allocation Model based on asset class exposure, they may have also been selected over Investment Divisions with better past investment performance or lower fees.

As noted above, we receive payments or compensation from the Funds or their Investment Advisers, or from other service providers of the Funds (who may be affiliates of NYLIAC) in connection with administration, distribution and other services that we provide with respect to the Eligible Portfolios and their availability through the policies. The amount of this revenue and how it is computed varies by Fund, may be significant, and may create conflicts of interest in the design of the Asset Allocation Models.

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The Eligible Portfolios of the relevant Funds, along with their investment advisers, are listed in the following table:

FUND	INVESTMENT ADVISERS	ELIGIBLE PORTFOLIOS
MainStay VP Funds Trust	New York Life Investment Management LLC	MainStay VP Conservative Allocation MainStay VP Growth Allocation MainStay VP Moderate Allocation MainStay VP Moderate Growth Allocation

	Subadviser: New York Life Investors LLC (“NYL Investors”)	MainStay VP Floating Rate MainStay VP Indexed Bond MainStay VP U.S. Government Money Market

	Subadvisers: Candriam France S.A.S., Cornerstone Capital Management Holdings (“Cornerstone”), Cushing Asset Management (“Cushing”), and MacKay Shields LLC (“MacKay”)	MainStay VP Absolute Return Multi-Strategy

	Subadvisers: Cornerstone and NYL Investors	MainStay VP Balanced

	Subadviser: Cornerstone	MainStay VP Common Stock MainStay VP Cornerstone Growth MainStay VP International Equity MainStay VP Mid Cap Core MainStay VP S&P 500 Index MainStay VP Small Cap Core

	Subadviser: Cushing	MainStay VP Cushing Renaissance Advantage

	Subadvisers: Candriam Belgium and Cornerstone	MainStay VP Emerging Markets Equity

	Subadviser: Eagle Asset Management, Inc.	MainStay VP Eagle Small Cap Growth

	Subadviser: Epoch Investment Partners, Inc. (“Epoch”)	MainStay VP Epoch U.S. Equity Yield MainStay VP Epoch U.S. Small Cap

	Subadviser: Janus Capital Management LLC	MainStay VP Janus Balanced

	Subadviser: Massachusetts Financial Services Company (“MFS”)	MainStay VP MFS® Utilities

	Subadviser: Pacific Investment Management Company LLC	MainStay VP PIMCO Real Return

	Subadviser: T. Rowe Price Associates, Inc.	MainStay VP T. Rowe Price Equity Income

	Subadviser: Van Eck Associates Corporation	MainStay VP VanEck Global Hard Assets

	Subadviser: MacKay	MainStay VP Convertible MainStay VP Government MainStay VP High Yield Corporate Bond MainStay VP Unconstrained Bond

	Subadviser: Winslow Capital Management, Inc	MainStay VP Large Cap Growth

	Subadvisers: Epoch and MacKay	MainStay VP Large Income Builder

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FUND	INVESTMENT ADVISERS	ELIGIBLE PORTFOLIOS

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	Invesco Advisers, Inc.	Invesco V.I. American Value Fund Invesco V.I. International Growth Fund

American Funds Insurance Series®	Capital Research and Management Company (“CRMC”)	American Funds IS® Global Small Capitalization Fund American Funds IS® New World Fund®

BlackRock® Variable Series Funds, Inc.	BlackRock Advisors, LLC	BlackRock® Global Allocation V.I. Fund BlackRock® High Yield V.I. Fund

Legg Mason Partners Variable Equity Trust	Legg Mason Partners Fund Advisor, LLC Subadviser: ClearBridge Investments, LLC	ClearBridge Variable Appreciation Portfolio

Columbia Funds Variable Series Trust II Columbia Funds Variable Insurance Trust	Columbia Management Investment Advisers, LLC Commodity Strategy Subadviser: Threadneedle International Limited	Columbia Variable Portfolio — Commodity Strategy Fund Columbia Variable Portfolio — Emerging Markets Bond Fund Columbia Variable Portfolio — Small Cap Value Fund

Deutsche Variable Series II	Deutsche Investment Management Americas Inc. Subadviser: RREEF America LLC	Deutsche Alternative Asset Allocation VIP

Dreyfus Investment Portfolios	The Dreyfus Corporation	Dreyfus IP Technology Growth Portfolio

Fidelity® Variable Insurance Products Fund	Fidelity Management and Research Company (“FMR”) Subadvisers: FMR Co., Inc. (“FMRC”) and other investment advisers	Fidelity® VIP Contrafund® Portfolio Fidelity® VIP Equity-Income Portfolio Fidelity® VIP Growth Opportunities Portfolio Fidelity® VIP Mid Cap Portfolio

Janus Aspen Series	Janus Capital Management LLC	Janus Aspen Global Research Portfolio

MFS® Variable Insurance Trust MFS® Variable Insurance Trust II	Massachusetts Financial Services Company (“MFS”)	MFS® Investors Trust Series MFS® Research Series MFS® International Value Portfolio

Morgan Stanley Variable Insurance Fund, Inc.	Morgan Stanley Investment Management Inc.	Morgan Stanley VIF U.S. Real Estate Portfolio

Neuberger Berman Advisers Management Trust	Neuberger Berman Investment Advisers LLC	Neuberger Berman AMT Mid Cap Growth Portfolio

PIMCO Variable Insurance Trust	Pacific Investment Management Company LLC (“PIMCO”)	PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged) PIMCO VIT Low Duration Portfolio PIMCO VIT Total Return Portfolio

Victory Variable Insurance Funds	Victory Capital Management Inc.	Victory VIF Diversified Stock Fund

Please refer to the accompanying prospectuses of the respective Funds for a complete description of the Funds, the investment advisers, the sub-advisers, and the Portfolios. The Funds’ prospectuses should be read carefully before any

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decision is made concerning the allocation of premium payments to an Investment Division corresponding to a particular Eligible Portfolio.

NYLIAC does not provide investment advice and does not recommend or endorse any particular Eligible Portfolio or Portfolios. NYLIAC is not responsible for choosing the Investment Divisions or the amounts allocated to each. You are responsible for determining that these decisions are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Decisions regarding investment allocations should be carefully considered. You bear the risk of any decline in the value of your policy resulting from the performance of the Portfolios you have chosen.

You should consult with your registered representative to determine which combination of investment options is most appropriate for you, and periodically review your choices.

Certain portfolios, generally referred to as “funds of funds” or “master-feeder arrangements,” may invest all or substantially all of their assets in portfolios of other funds. In such cases, you will indirectly pay fees and expenses at both portfolio levels, which would reduce your investment return.

Hedging strategies may be employed by certain portfolios to attempt to provide downside protection during sharp downward movements in equity markets. The cost of these strategies could limit the upside participation of the portfolio in rising equity markets relative to other portfolios.

So-called “alternative” investment strategies may also be used by certain portfolios, which may involve non-traditional asset classes. These alternative investment strategies may be riskier than more traditional investment strategies and may involve leverage or use complex hedging techniques, such as options and derivatives. These may offer potential diversification benefits beyond traditional investment strategies.

Investment selections should be based on a thorough investigation of all of the information regarding the Eligible Portfolios that are available to you, including each Fund’s prospectus, statement of additional information, and annual and semi-annual reports. Other sources, such as the Fund’s website or newspapers and financial and other magazines, provide more current information, including information about any regulatory actions or investigations relating to a Fund or Eligible Portfolio. After you select Investment Divisions or an Asset Allocation Model for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

Money Market Fund Fees and Gates

The SEC has adopted rules that provide that all money market funds can impose liquidity fees and/or suspend redemptions under certain circumstances. The liquidity fees can be up to 2% of the amount redeemed, and the suspensions of redemptions (redemption “gates”) can last for ten (10) business days. Money market funds can impose these fees and gates (which could be applied to all policy transfers, surrenders, withdrawals and benefit payments from that portfolio) based on the liquidity of the fund’s assets and other factors.

All types of money market funds have the ability to impose these fees and gates, but government money market funds (that invest at least 99.5% of their assets in cash, U.S. government securities and/or repurchase agreements that are secured by cash or government securities) are less likely to impose fees and gates. Nevertheless, there remains a possibility that a government money market fund such as the MainStay VP U.S. Government Money Market Portfolio could impose such fees and gates, which could be applied to all policy transfers, surrenders, withdrawals and benefit payments from the portfolio.

Additions, Deletions, or Substitutions of Investments

NYLIAC retains the right, subject to any applicable law, to make additions to, deletions from, or substitutions for, the Eligible Portfolio shares held by any Investment Division. NYLIAC reserves the right to eliminate the shares of any of the Eligible Portfolios and to substitute shares of another portfolio of a Fund, or of another registered open-end management investment company. We may do this if the shares of the Eligible Portfolios are no longer available for investment or if we believe investment in any Eligible Portfolio would become inappropriate in view of the purposes of the Separate Account, which is to serve as the funding vehicle for the Policy and certain other variable annuity policies issued by NYLIAC. An investment in an Eligible Portfolio could become inappropriate if, for example, that Eligible Portfolio performs poorly, undergoes a significant management change, or changes its investment objective or investment policies such that they are no longer consistent with the purposes of the policies funded by the Separate Account.

To the extent required by law, we will not make substitutions of shares attributable to your interest in an Investment Division until you have been notified of the change. This does not prevent the Separate Account from purchasing other

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securities for other series or classes of policies, or from processing a conversion between series or classes of policies on the basis of requests made by policyowners.

We may establish new Investment Divisions when we determine, in our sole discretion, that marketing, tax, investment, or other conditions so warrant. We will make any new Investment Divisions available to existing policyowners on a basis we determine. We may also eliminate one or more Investment Divisions, if we determine, in our sole discretion, that marketing, tax, investment, or other conditions warrant. Please note that any such changes could affect the performance of the Asset Allocation Models.

In the event of any substitution or change, NYLIAC may, by appropriate endorsement, change the policies to reflect such substitution or change. We also reserve the right to: (a) operate the Separate Account as a management company under the Investment Company Act of 1940, (b) deregister it under such Act in the event such registration is no longer required, (c) combine it with one or more other separate accounts, and (d) restrict or eliminate the voting rights of persons having voting rights as to the Separate Account as permitted by law.

Reinvestment

We automatically reinvest all dividends and capital gain distributions from Eligible Portfolios in shares of the distributing Portfolio at their net asset value on the payable date.

THE POLICIES

This is a flexible premium policy, which means additional premium payments can be made. The policy is issued on the lives of individual Annuitants.

The policies are variable. This means that the Accumulation Value will fluctuate based on the investment experience of the Investment Divisions or Asset Allocation Model you select, as well as the interest credited on the Fixed Account Accumulation Value and the DCA Advantage Account Accumulation Value. NYLIAC does not guarantee the investment performance of the Separate Account or of the Eligible Portfolios. You bear the entire investment risk with respect to amounts allocated to the Investment Divisions of the Separate Account or an Asset Allocation Model. We offer no assurance that the investment objectives of the Investment Divisions or an Asset Allocation Model will be achieved. Accordingly, amounts allocated to the Investment Divisions of the Separate Account or an Asset Allocation Model are subject to the risks inherent in the securities markets and, specifically, to price fluctuations in the Eligible Portfolios’ investments.

As the Owner of the policy, you have the right to (a) change a revocable Beneficiary, (b) name a new Owner (on Non-Qualified Policies only), (c) receive Income Payments, (d) name a Payee to receive Income Payments, and (e) transfer funds among the Investment Divisions. You cannot lose these rights. However, all rights of ownership cease upon your death.

The current policyowner of a Non-Qualified Policy has the right to transfer ownership to another person(s) or entity. To transfer ownership, the policyowner must complete our approved “Transfer of Ownership” form in effect at the time of the request. This change will take effect as of the date you signed the form, subject to any payment we made or other action we took before recording the change. Federal law requires all financial institutions to obtain, verify, and record information that identifies each person or entity that becomes the owner of an existing policy. This means the new policyowner(s) will be required to provide their name, address, date of birth, and other identifying information. To complete a transfer of ownership, the new policyowner(s) will also be required to submit financial and suitability information.

Certain provisions of the policies may be different than the general description in this Prospectus, and certain riders and options may not be available, because of legal requirements or restrictions in your state. See your policy for specific variations because any such state variations will be included in your policy or in riders or endorsements attached to your policy. See also “Appendix 3—State Variations” for specific information that may be applicable for your state.

Selecting the Variable Annuity That’s Right for You

In addition to the policies described in this Prospectus, we offer other variable annuities, each having different features, fees, and charges. Your registered representative can help you decide which is best for you based on your individual circumstances, time horizon, and policy feature preferences.

The availability of optional policy features may increase the cost of the policy. Therefore, when selecting a policy, you should consider what policy features you plan to use within your variable annuity. You should also consider the different surrender charge period associated with each policy in light of the length of time you plan to hold your policy (i.e., your

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time horizon). If you intend to make multiple contributions to your policy over time, you may want to consider a surrender charge period that is based on the Policy Date. If you intend to make a single contribution or limited contributions over time, you may want to consider a policy with a surrender charge period that is based on each premium payment. In addition to the surrender charges, you should also evaluate the available policy features and the different fees associated with each of the features and of the policy.

You should consider the investment objectives, risks, charges and expenses of an investment carefully before investing. Both the product and underlying fund prospectuses contain this and other information about the variable annuities and underlying investment options. Your registered representative can provide you with prospectuses for one or more of these variable annuities and the underlying funds. Please read the prospectuses carefully before investing.

Qualified and Non-Qualified Policies

We designed the policies primarily for the accumulation of retirement savings, and to provide income at a future date by annuitizing the policy or purchasing future income through the Future Income Rider, if available (See Riders – “Future Income Rider” below, for more information). We issue both Qualified and Non-Qualified Policies. Both types of policies offer tax-deferred accumulation. You may purchase a Non-Qualified Policy to provide for retirement income other than through a tax-qualified plan. You may purchase a Qualified Policy for use with any one of the tax-qualified plans listed below. Other tax-qualified plan types may be made available in the future. For more information, contact your registered representative.

(1)	TSAs purchased by employees of certain tax-exempt organizations and certain state-supported educational institutions, in each case in accordance with the employer’s plan document and/or applicable tax requirements (see FEDERAL TAX MATTERS—Qualified Policies—Important Information Regarding Final Code Section 403 (b) Regulations). We will no longer be accepting contributions or issuing new policies for ERISA 403(b) plans;

(2)	Section 408 or 408A Individual Retirement Annuities (IRAs), including: Roth IRAs, Inherited IRAs, SEP and SIMPLE IRAs.

Please see “FEDERAL TAX MATTERS” for a detailed description of these plans.

If you are considering the purchase of a Qualified Policy or a Non-Qualified Policy to fund another type of tax-qualified retirement plan, such as a plan qualifying under Section 401(a) of the Code, you should be aware that this policy will fund a retirement plan that already provides tax deferral under the Code. Therefore, the tax deferral of the annuity does not provide additional benefits. However, this annuity is designed to provide certain payment guarantees and features other than tax deferral, some of which may not be available in other investments. There are fees and charges in an annuity that may not be included in other types of investments. These additional features and benefits include:

•	A guaranteed death benefit, as explained in this Prospectus.

•	The option for you to receive a guaranteed stream of Income Payments for life after you have owned the policy for one year.

•	The option to purchase a future income stream through a Future Income Rider, (not available for applications signed on or after May 1, 2017).

•	A Fixed Account that features a guaranteed fixed interest rate.

•	An optional Interest Sweep feature that automatically transfers interest earned on monies in the Fixed Account to Investment Divisions offered under the policy.

•	The flexibility to easily transfer money among Investment Divisions in the annuity managed by different investment managers and to have your investment mix automatically rebalanced periodically.

These features are explained in detail in this Prospectus. You should purchase this annuity with tax-qualified money because of the additional features the annuity provides and not for the tax deferral to which the tax-qualified plan is already entitled. You should consult with your tax or legal adviser to determine if the policy is suitable for your tax qualified plan. See Appendix 2 for more information about when the policy can be issued under certain types of qualified plans.

Policy Application and Premium Payments

To purchase a policy, you must complete an application. The application is sent by your registered representative to NYLIAC’s Cleveland or Dallas Service Center with your initial premium payment. (Initial premium payments received in connection with 1035 exchanges, rollovers and TSAs must be sent to either the Cleveland or Dallas Service Center, or

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one of the addresses noted in Question 18 of this Prospectus.) If the application is in Good Order, we will credit the initial premium payment to the Allocation Options you have selected within two Business Days after receipt at the Cleveland or Dallas Service Center. (Or, in the case of initial premium payments received in connection with 1035 exchanges, rollovers and TSAs, at the Cleveland or Dallas Service Centers or at one of the addresses noted in Question 18 of this Prospectus.) If we cannot credit the initial premium payment within five Business Days after we receive it because the application is not in Good Order, we will contact you and explain the reason for the delay. Unless you consent to NYLIAC’s retaining the initial premium payment and crediting it as soon as the necessary requirements are fulfilled, we will refund the initial premium payment immediately; however, if you paid the initial premium by check, we can delay that refund payment until your check has cleared.

Acceptance of applications is subject to NYLIAC’s rules. We reserve the right to reject any application or initial premium payment. Generally, only one policyowner is named. If we issue a jointly owned policy, ownership rights and privileges under the policy must be exercised jointly and benefits under the policy will be paid upon the death of any joint owner. Acceptance of initial premium payments is subject to our Suitability Standards.

You may allocate premium payments in up to 18 of the Investment Divisions, some of which may not be available under your policy, one of the available Asset Allocation Models, as well as the DCA Advantage Account and the Fixed Account you have chosen immediately. If in Good Order, we will credit subsequent premium payments to the policy at the close of the Business Day on which they are received by NYLIAC. Moreover, you may increase or decrease the percentages of the premium payments (which must be in whole number percentages) allocated to each Allocation Option or the DCA Advantage Account at the time a premium payment is made.

Unless we permit otherwise, the minimum initial premium payment is $5,000 ($10,000 for policies issued in connection with a Pension/Keogh plan). You may make additional premium payments of at least $2,500 for Qualified Policies and $5,000 for Non-Qualified Policies, or such lower amount as we may permit at any time. Additional premium payments can be made until 12 months after you reach age 75. The currently available methods of payment are direct payments to NYLIAC or any other method agreed to by us. The maximum aggregate amount of premium payments we accept is $1,000,000 without prior approval. NYLIAC reserves the right to limit the dollar amount of any premium payment. You must allocate a minimum of $2,000 to the DCA Advantage Account.

For Qualified Policies, you may not make premium payments in any Policy Year that exceed the amount permitted by the plan or applicable law.

While IPR 2.0 is in effect, you may only make premium payments to your policy in the first Policy Year or after the IPR 2.0 Holding Period End Date.

Acceptance of subsequent premium payments is subject to our Suitability Standards.

Tax-Free Section 1035 Exchanges

Subject to certain restrictions, you can make a tax-free exchange under Section 1035 of the Code of all or a portion of one annuity contract, or all of a life insurance policy for an annuity contract. Section 1035 also provides that an annuity contract may be exchanged in a tax-free transaction for a long-term care insurance policy. Before making an exchange, you should compare both contracts carefully. Remember that if you exchange a life insurance policy or annuity contract for the Contract described in this Prospectus:

•	you might have to pay a withdrawal charge on your previous contract,

•	there will be a new withdrawal charge period for this Contract,

•	other charges under this Contract may be higher (or lower),

•	the benefits may be different,

•	you will no longer have access to any benefits from your previous contract (or the benefits may be different), and

•	access to your cash value following a partial exchange may be subject to tax-related limitations.

If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax, including a 10% federal penalty tax, on the exchange. You should not exchange an existing life insurance policy or another annuity contract for this Contract unless you determine that the exchange is in your best interest. New York Life may accept electronically transmitted instructions from your registered representative or from another insurance carrier for the purpose of effecting a 1035 exchange. If you contemplate such an exchange, you should consult a tax advisor to discuss the potential tax effects of such a transaction.

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Payments Returned for Insufficient Funds

If your premium payment is returned for insufficient funds, we reserve the right to reverse the Investment Options chosen and charge you a $20 fee for each returned payment. In addition, the Fund may also redeem shares to cover any losses it incurs as result of a returned payment. If a payment is returned for insufficient funds for two consecutive periods, the privileges to pay by check or electronically will be suspended until VPSC receives a written request to reinstate it in Good Order at one of the addresses noted in Question 16 of this Prospectus, and we agree.

Premium Credit

We will apply a Premium Credit to your Accumulation Value at the time of each premium payment. The Premium Credit is calculated as a percentage of each premium payment. The percentage will depend on the Premium Credit Rate schedule then in effect, and will never be less than 2.00%. The Premium Credit Rate applicable to a premium payment varies, depending on the total amount of premium payments received under the policy (“Total Accumulated Premiums”). Withdrawals will not reduce Total Accumulated Premiums. In addition, if we receive more than one premium payment within 180 days of the Policy Date, we will adjust the Premium Credits applied to such payments using the Premium Credit Rate applicable to the later payment(s) made during that period. We will apply any additional Premium Credit amounts resulting from such adjustments as of the date we receive the later premium payment.

As of the date of this Prospectus, the Premium Credit Rate schedule is as follows:

Total Accumulated Premiums		Credit Rate
at least	less than
$5,000	$100,000	2.75%
$100,000	$500,000	3.00%
$500,000*	unlimited	4.00%

*	Total Accumulated Premiums in excess of the amount set forth on the Policy Data Page are subject to prior approval. (See “POLICY APPLICATION AND PREMIUM PAYMENTS.”)

You may qualify for the 4% Premium Credit Rate even if your initial premium payment is less than $500,000, if you and up to four of your immediate family members purchase a New York Life Premier Plus Variable Annuity II policy at the same time or if you purchase one or more other New York Life Premier Plus Variable Annuity II policies yourself at the same time, and the aggregate premium paid on all of the policies is at least $1,000,000. In order to aggregate premiums among immediate family members or multiple policies that you purchase, you must, before purchasing the policy, inform your registered representative that you have policies that can be aggregated. NYLIAC reserves the right to reject any request for aggregation of policies.

With notice to you, in our sole discretion, we may change both the Premium Credit Rates and the Total Accumulated Premium ranges applicable to future premium payments under your policy. Subsequent premium payments will receive the Premium Credit Rate then in effect for the applicable range. In setting the Premium Credit Rates and associated ranges, NYLIAC will consider fixed and variable expenses incurred in policy issue, servicing and maintenance, the average length of time that policies issued remain in force along with the mortality experience of those policies, and NYLIAC’s competitive position in the marketplace.

We will deduct the amount of the Premium Credit from the amount returned to you if you cancel your policy. (See “YOUR RIGHT TO CANCEL (“FREE LOOK”).”) We may also deduct from the death benefit proceeds any Premium Credit applied within the 12 months immediately preceding the date of death of the Owner or Annuitant, if applicable. (See “DEATH BEFORE ANNUITY COMMENCEMENT.”)

Premium Credits are allocated to the same Allocation Options based on the same percentages used to allocate your premium payments. We do not consider Premium Credits to be premium payments for purposes of any discussion in this prospectus. Premium Credits are also not considered to be your investment in the policy for tax purposes.

Fees and charges for a policy with a Premium Credit may be higher than those for other policies. For example, we use a portion of the surrender charge and Mortality and Expense Risk and Administrative Costs charge to help recover the cost of providing the Premium Credit under the policy. (See “CHARGES AND DEDUCTIONS” and “SELECTING THE VARIABLE ANNUITY THAT’S RIGHT FOR YOU.”) Over time, the amount of the Premium Credit may be more than offset by those higher charges. We expect to make a profit from those charges.

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There may be circumstances in which the purchase of a New York Life Premier Plus Variable Annuity II is less advantageous than the purchase of another New York Life variable annuity which might have lower fees but no Premium Credit. This may be the case, for example, if you intend to make fewer and/or smaller premium payments into the policy, or if you anticipate retaining the policy for a significant time beyond the surrender charge period. Under certain circumstances (such as a period of poor market performance), the fees and charges associated with the Premium Credit may exceed the sum of the Premium Credit and any related earnings. You should consider this possibility before purchasing the policy.

Your Right to Cancel (“Free Look”)

You can cancel the policy within 10 days of delivery of the policy or such longer period as required under state law. To cancel your policy, you must return it to VPSC at one of the addresses listed in Question 16 of this Prospectus or to the registered representative through whom you purchased it, with a written request for cancellation. Except where you are entitled by law to receive the total of premium payments less any prior partial withdrawals, we will promptly return the Accumulation Value, calculated as of the Business Day that either the registered representative through whom you purchased the policy or VPSC receives the policy along with a written request for cancellation in Good Order, less any Premium Credit(s), less any e-delivery credit, (see “THE POLICIES – Electronic Delivery”), but without any deduction for premium taxes or a surrender charge. We will set forth the provision in your policy. See Appendix 3 for more information about free look provisions in particular states.

If you are entitled to receive the total of premium payments less any prior withdrawals, but your Accumulation Value is higher than that amount as of the date your written request for cancellation is received in Good Order, we will return the Accumulation Value, calculated as set forth above and subject to the deductions noted above.

Issue Ages

To purchase a Non-Qualified Policy you must not be older than age 75. We will accept additional premium payments until 12 months after you reach age 75. The Owner, or if the policy is owned by an entity, the Annuitant must not be older than 75.

For IRA, Roth IRA, SIMPLE IRA, TSA and SEP plans, you must also be the Annuitant. We can issue Qualified Policies if you are between the ages of 18 and 75 (between 0-75 for Inherited IRAs). We will accept additional premium payments until 12 months after you reach age 75, unless otherwise limited by the terms of a particular plan.

In order to qualify for the above referenced maximum age limits to purchase a policy, the policy application must be signed and received at the NYLIAC Variable Products Service Center (“VPSC”) prior to the day the Owner, or if the policy is owned by an entity, the Annuitant becomes age 76. All funds must be received by VPSC no later than 60 days from the date the application is received at our service center. Any funds received after 60 days will be returned.

Transfers

You may transfer amounts between Investment Divisions of the Separate Account, an Asset Allocation Model or to the Fixed Account at least 30 days before the Annuity Commencement Date, although certain restrictions may apply with respect to transfers into the Fixed Account for Premium based M&E Charge policies, or if you elect the IPR or IPR 2.0. You may not make transfers into the DCA Advantage Account. Transfers made from the DCA Advantage Account to the Investment Divisions are subject to different limitations (See “THE DCA ADVANTAGE ACCOUNT”). No transfers are allowed from the DCA Advantage Account to the Fixed Account. Except in connection with transfers made pursuant to traditional Dollar Cost Averaging, Automatic Asset Rebalancing, Interest Sweep and the DCA Advantage Account, the minimum amount that you may transfer from one Investment Division to other Investment Divisions, an Asset Allocation Model or to the Fixed Account is $500. Except for traditional Dollar Cost Averaging, Automatic Asset Rebalancing, Interest Sweep and the DCA Advantage Account, if the value of the remaining Accumulation Units in an Investment Division would be less than $500 or the Fixed Account would be less than $25 after you make a transfer, we will transfer the entire value unless NYLIAC in its discretion determines otherwise. The amount(s) transferred to other Investment Divisions must be a minimum of $25 for each Investment Division.

There is no charge for the first twelve transfers in any one Policy Year. Any transfer into or out of an Asset Allocation Model counts as one transfer. NYLIAC reserves the right to charge up to $30 for each transfer in excess of twelve, subject to any applicable state insurance law requirements. Any transfer made in connection with traditional Dollar Cost Averaging, Automatic Asset Rebalancing, Interest Sweep or the DCA Advantage Account will not count as a transfer toward the twelve transfer limit. You may make transfers from the Fixed Account to the Investment Divisions in connection with Interest Sweep and in certain other situations. (See “THE FIXED ACCOUNT.”)

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You can request a transfer by any of the four methods listed below. Transfer requests are subject to limitations and must be made in accordance with our established procedures. (See “Online Service and Interactive Voice Response System (IVR).”)

•	submit your request in writing on a form we approve to VPSC at one of the addresses listed in Question 16 of this prospectus (or any other address we indicate to you in writing);

•	use the IVR at 800-598-2019;

•	speak to a Customer Service Representative at 800-598-2019 on Business Days between the hours of 9:00 a.m. and 6:00 p.m. (Eastern Time); or

•	make your request through “My Account” at www.newyorklife.com.

We do not currently accept faxed or e-mailed transfer requests, however, we reserve the right to accept them at our discretion. NYLIAC is not liable for any loss, cost or expense for action based on telephone or electronic instructions which are believed to be genuine in accordance with these procedures. Transfer requests received after the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern Time or received on a non-Business Day, will be priced as of the next Business Day.

Limits on Transfers

Procedures Designed to Limit Potentially Harmful Transfers—This policy is not intended as a vehicle for market timing. Accordingly, your ability to make transfers under the policy is subject to limitation if we determine, in our sole opinion, that the exercise of that privilege may disadvantage or potentially hurt the rights or interests of other policyowners.

Any modification of the transfer privilege could be applied to transfers to or from some or all of the Investment Divisions. If not expressly prohibited by the policy, we may, for example:

•	reject a transfer request from you or from any person acting on your behalf;

•	restrict the method of making a transfer;

•	charge you for any redemption fee imposed by an underlying fund; or

•	limit the dollar amount, frequency, or number of transfers.

Currently, if you or someone acting on your behalf requests by telephone and/or electronically transfers into or out of one or more Investment Divisions or an Asset Allocation Model on three or more days within any 60-day period, we will send you a letter notifying you that the transfer limitation has been exceeded. If we receive an additional transfer request that would result in transfers into or out of one or more Investment Divisions or an Asset Allocation Model on three or more days within any 60-day period, we will process the transfer request. Thereafter, we will immediately suspend your ability to make transfers electronically and by telephone, regardless of whether you have received the warning letter. All subsequent transfer requests for your policy must then be made in writing through the U.S. mail or an overnight courier and received by VPSC at one of the addresses listed in Question 16 of this Prospectus. We will provide you with written notice when we take this action.

We currently do not include the following transfers in these limitations, although we reserve the right to include them in the future: transfers to and from the Fixed Account, the first transfer out of the MainStay VP U.S. Government Money Market Investment Division within six months of the issuance of a policy, and transfers made pursuant to the traditional Dollar Cost Averaging, DCA Advantage Account, Interest Sweep and Automatic Asset Rebalancing.

We may change these limitations or restrictions or add new ones at any time without prior notice; your policy will be subject to these changes regardless of the issue date of your policy. All transfers are subject to the limits set forth in this Prospectus in effect on the date of the transfer request, regardless of when your policy was issued. Note, also, that any applicable transfer rules, either as indicated above or that we may utilize in the future, will be applied even if we cannot identify any specific harmful effect from any particular transfer.

We apply our limits on transfers procedures to all owners of this policy without exception.

Orders for the purchase of Fund portfolio shares are subject to acceptance by the relevant Fund. We will reject or reverse, without prior notice, any transfer request into an Investment Division if the purchase of shares in the corresponding Fund portfolio is not accepted by the Fund for any reason. For transfers into multiple Investment Divisions, and/or an Asset Allocation Model the entire transfer request will be rejected or reversed if any part of it is not accepted by

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any one of the Funds. We will provide you with written notice of any transfer request we reject or reverse. You should read the Fund prospectuses for more details regarding their ability to refuse or restrict purchases or redemptions of their shares. In addition, a Fund may require us to share specific policyowner transactional data with them, such as taxpayer identification numbers and transfer information.

Risks Associated with Potentially Harmful Transfers—Our procedures are designed to limit potentially harmful transfers. However, we cannot guarantee that our procedures will be effective in detecting and preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other policyowners. The risks described below apply to policyowners and other persons having material rights under the policies.

•

We do not currently impose redemption fees on transfers or expressly limit the number or size of transfers in a given period. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than our procedures in deterring or preventing potentially harmful transfer activity.

•	Our ability to detect and deter potentially harmful transfer activity may be limited by policy provisions.

(1) The underlying fund portfolios may have adopted their own policies and procedures with respect to trading of their respective shares. The prospectuses for the underlying fund portfolios, in effect at the time of any trade, describe any such policies and procedures. The trading policies and procedures of an underlying fund portfolio may vary from ours and be more or less effective at preventing harm. Accordingly, the sole protection you may have against potentially harmful frequent transfers is the protection provided by the procedures described herein.

(2) The purchase and redemption orders received by the underlying fund portfolios reflect the aggregation and netting of multiple orders from owners of this policy and other variable policies issued by us. The nature of these combined orders may limit the underlying fund portfolios’ ability to apply their respective trading policies and procedures. In addition, if an underlying fund portfolio believes that a combined order we submit may reflect one or more transfer requests from owners engaged in potentially harmful transfer activity, the underlying fund portfolio may reject the entire order and thereby prevent us from implementing any transfers that day. We do not generally expect this to happen. Alternatively, Funds may request information on individual policyowner transactions and may impose restrictions on individual policyowner transfer activity.

•

Other insurance companies that invest in the Fund portfolios underlying this policy, may have adopted their own policies and procedures to detect and prevent potentially harmful transfer activity. The policies and procedures of other insurance companies may vary from ours and be more or less effective at preventing harm. If their policies and procedures fail to successfully discourage potentially harmful transfer activity, there could be a negative effect on the owners of all of the variable policies, including ours, whose variable investment options correspond to the affected underlying fund portfolios.

•	Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to among other things:

(1)	an adverse effect on portfolio management, such as:

(a)	impeding a portfolio manager’s ability to sustain an investment objective;

(b)	causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case; or

(c)	causing an underlying fund portfolio to liquidate investments prematurely (or at an otherwise inopportune time) in order to pay withdrawals or transfers out of the underlying fund portfolio.

(2)	increased administrative and Fund brokerage expenses.

(3)	dilution of the interests of long-term investors in an Investment Division if purchases or redemptions into or out of an underlying fund portfolio are made when, and if, the underlying fund portfolio’s investments do not reflect an accurate value (sometimes referred to as “time-zone arbitrage” and “liquidity arbitrage”).

Speculative Investing

Do not purchase this policy if you plan to use it, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme. Your policy may not be traded on any stock exchange or secondary market. By

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purchasing this policy you represent and warrant that you are not using this policy, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme.

www.newyorklife.com and Interactive Voice Response System (IVR)

Through www.newyorklife.com and the IVR, you can get up-to-date information about your policy and request fund transfers and allocation changes. Through www.newyorklife.com, you can also request partial withdrawals. Policies that are jointly owned may not request transactions through www.newyorklife.com and through the IVR. We may revoke online service and IVR privileges for certain policyowners (see “Limits on Transfers”).

To enable you to access the IVR, you will automatically receive a Personal Identification Number (PIN). Along with your Social Security Number, the PIN will give you access to the IVR using the toll-free number 1-800-598-2019. You should protect your PIN and your Social Security number, because our self-service options will be available to anyone who provides your Social Security number and your PIN; we will not be able to verify that the person providing electronic service instructions via online service or IVR is you or is authorized by you.

In order to obtain policy information online at www.newyorklife.com, you are required to register for access. Visit www.newyorklife.com, click on “My Account” and then click the “Register Now” button to enroll. You will be required to register a unique User Name and Password to gain access. In a safe and secure environment, you can, among other things, access policy values, change your address, download service forms, view policy statements, and submit policy transactions.

As described herein, we will use reasonable procedures to make sure that the instructions we receive through www.newyorklife.com and IVR are genuine. We are not responsible for any loss, cost, or expense for any actions we take based on instructions received through IVR or online at www.newyorklife.com that we believe are genuine. We will confirm all transactions in writing.

Financial requests received after 4:00 p.m. (Eastern Time) or on non Business Days will be processed as of the next Business Day.

We make the online service at www.newyorklife.com or IVR available at our discretion. In addition, availability of online service or IVR may temporarily be interrupted at certain times. We do not assume responsibility for any loss while online service at www.newyorklife.com or IVR is unavailable. If you are experiencing problems, you can send service requests to us at one of the addresses listed in Question 16 of this Prospectus.

Online Service at www.newyorklife.com

Currently, online service at www.newyorklife.com is open Monday through Friday, from 7 a.m. until 4 a.m., Saturday, from 7 a.m. until 10 p.m. and Sunday from 7 a.m. until 8 p.m. (Eastern Time).

By clicking on “My Account” at www.newyorklife.com, you can:

•	e-mail your registered representative or VPSC;

•	obtain current policy values;

•	transfer assets between investment options;

•	request partial withdrawals;

•	change the allocation of future premium payments;

•	reset your password;

•	change your address;

•	obtain service forms;

•	view and download policy statements;

•	modify an existing Automatic Asset Rebalancing arrangement;

•	change your phone number or e-mail address;

•	view and update beneficiary information;

•	update your Investor Profile; and

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•	enroll in electronic delivery of select policy mailings and notifications.

The online service at www.newyorklife.com enables you to sign-up to receive future prospectuses and policyowner annual and semi-annual reports electronically for your Policy online at www.newyorklife.com and clicking on “My Account”. Electronic delivery is not available for policies that are owned by corporations, trusts or organizations at this time.

IVR

The IVR is available 24 hours a day, seven days a week.

The IVR enables you to:

•	obtain current Policy values;

•	transfer assets between investment options;

•	change the allocation of future premium payments; and

•	speak with one of our Customer Service Representatives on Business Days, between the hours of 9:00 a.m. to 6:00 p.m. (Eastern Time). We record all calls with our Customer Service Representatives.

Cybersecurity Risks

Our variable product business is highly dependent upon the effective operation of our computer systems (including online service at www.newyorklife.com, IVR, and other systems) and those of our business partners, so that our business is potentially susceptible to operational and information security risks resulting from a cyber-attack. These risks also apply to other insurance and financial services companies and businesses. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption, and unauthorized release of confidential customer information. Cyber-attacks affecting New York Life Insurance Company and any of its affiliates and other affiliated or unaffiliated third-party service providers may adversely affect us and your policy Accumulation Value. For instance, cyber-attacks may (i) interfere with our processing of policy transactions (including surrenders, withdrawals, loans and transfers) and the processing of orders from www.newyorklife.com, IVR, or with the underlying funds; (ii) impact our ability to calculate accumulation unit values and policy’s Accumulation Values: (iii) cause the release and possible destruction of confidential customer or business information; (iv) subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause us reputational damage. Cybersecurity risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your policy to lose value. There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your policy due to cyber-attacks or information security breaches in the future.

Registered Representative Actions

You may authorize a third party to have access to your policy information and to make fund transfers, allocation changes and other permitted transactions. To do so, you must send VPSC a Telephone Authorization Form in Good Order to one of the addresses noted in Question 16 of this Prospectus. The Customer Service Representative will require certain identifying information (Social Security Number, address of record, date of birth) before taking any requests or providing any information to ensure that the individual giving instructions is authorized. See “The Policies—Transfers” for information on how to transfer assets between Investment Divisions and/or an Asset Allocation Model.

NYLIAC does not permit former or current registered representatives to obtain authorization to effect policy transactions or access policy information through the Telephone Authorization Form.

You may authorize us to accept electronic instructions from a registered representative or a registered service assistant assigned to your policy in order to make premium allocations, transfers among investment options, Automatic Asset Rebalancing (AAR) updates, partial withdrawals and changes to your investment objective and/or risk tolerance. Your AAR will be cancelled if a premium allocation change or fund transfer is submitted on your behalf and the AAR is not also modified at that time to be consistent with your investment option transfer and premium allocation changes. To authorize the registered representative(s) or registered service assistants assigned to your policy to make premium allocations and transfers, you must send a completed Variable Product Electronic Trading Authorization Form to VPSC at one of the addresses listed in Question 16 of this Prospectus. You must provide a separate authorization to us in order for your registered representative or the registered service assistant assigned to your policy to be able to make online partial withdrawals on your behalf. Any online partial withdrawal is subject to dollar amount limits that we establish. We may

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revoke trading authorization privileges for certain policyowners (See “Limits on Transfers”). Trading authorization may be elected, changed or canceled at any time. We will confirm all transactions in writing. Not all transactions are available on the Internet.

NYLIAC is not liable for any loss, cost or expense for action on instructions which are believed to be genuine in accordance with the procedures. As these parties act on your behalf, you are responsible for and bear the consequences of their instructions and other actions, including any limits on transfers.

We may choose to accept forms you have completed that your registered representative or your local General Office transmits to us electronically via our internal secured network. We will accept electronically-transmitted service forms only. For information on how to initiate a transfer between Investment Divisions, or request a withdrawal, please refer to “THE POLICIES — Transfers” or “DISTRIBUTIONS UNDER THE POLICY — Partial Withdrawals”. We do not currently accept faxed or e-mailed requests for transactions affecting your investments under the policy, but reserve the right to accept them at our discretion.

If you select the IPR or IPR 2.0, there will be limitations on the ability of your registered representative to make certain of the transactions described in the sections that follow.

Electronic Delivery

We are required to send you, free of charge, annual updates to this prospectus, as well as annual and semi-annual financial reports from the Eligible Portfolios. If you register to have these documents sent to you using electronic delivery, we will apply a $30 e-delivery credit to your Accumulation Value in the Policy Year in which you register. We will apply this e-delivery credit only one time while this policy remains in force. If you cancel the electronic delivery of those documents, then reinstate electronic delivery later, you will not be entitled to another e-delivery credit. The e-delivery credit will be applied to the Allocation Options and/or the DCA Advantage Account in the same percentages used to allocate your premium payments. If you have selected e-delivery, we will still provide you, free of charge, paper copies of these documents upon request.

Dollar Cost Averaging (DCA) Programs

The main objective of dollar cost averaging is to achieve an average cost per Accumulation Unit that is lower than the average price per Accumulation Unit during volatile market conditions. Since you transfer the same dollar amount to an Investment Division with each transfer, you purchase more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Therefore, you may achieve a lower than average cost per unit if prices fluctuate over the long term. Similarly, for each transfer out of an Investment Division, you sell more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Dollar cost averaging does not assure a profit or protect against a loss in declining markets. Because it involves continuous investing regardless of price levels, you should consider your financial ability to continue to make purchases during periods of varying price levels. We do not count transfers under dollar cost averaging as part of your 12 free transfers each Policy Year. There is no charge imposed for the Dollar Cost Averaging programs.

We have set forth below an example of how dollar cost averaging works. In the example, we have assumed that you want to transfer $100 from the MainStay VP U.S. Government Money Market Investment Division to the MainStay VP Common Stock Investment Division each month. Assuming the Accumulation Unit values below, you would purchase the following number of Accumulation Units:

Month	Amount Transferred	Accumulation Unit Value	Accumulation Units Purchased
1	$100	$10.00	10.00
2	$100	$8.00	12.50
3	$100	$12.50	8.00
4	$100	$7.50	13.33
Total	$400	$38.00	43.83

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The average unit price is calculated as follows:

Total unit price	=	$38.00	=	$9.50
Number of months		4

The average unit cost is calculated as follows:

Total amount transferred	=	$400.00	=	$9.13
Total units purchased		43.83

In this example, with dollar cost averaging, you would have paid an average of $9.13 per unit while the average price per unit during the purchase period was $9.50. Keep in mind that it is also possible for dollar cost averaging to result in a loss. For example, if Accumulation Unit Values had increased rapidly over the four month period used in the example above, you would have achieved a lower average unit cost by making the entire purchase in the first month.

(a) Traditional Dollar Cost Averaging (not available with IPR or IPR 2.0)

This option, which is available at no additional cost, permits systematic investing to be made in equal installments over various market cycles to help reduce risk. You may specify, prior to the Annuity Commencement Date, a specific dollar amount to be transferred from any Investment Division to any combination of Investment Divisions and/or the Fixed Account. Please note that for Premium based M&E Charge policies, amounts cannot be transferred to the Fixed Account. You will specify the Investment Divisions to transfer money from, the Investment Divisions and/or Fixed Account to transfer money to, the amounts to be transferred, the date on which transfers will be made, subject to our rules, and the frequency of the transfers (monthly, quarterly, semi-annually or annually). You may not use traditional dollar cost averaging to make transfers into or from an Asset Allocation Model. You may not make transfers from the Fixed Account, but you may make transfers into the Fixed Account. Each transfer from an Investment Division must be at least $100. You must have a minimum Accumulation Value of $2,500 to elect this option. Once all money has been allocated to the Investment Divisions of your choice or the balance in the Investment Division you are transferring from is less than $100, the traditional Dollar Cost Averaging option will cease. A new request must be submitted to reactivate this feature. NYLIAC may reduce the minimum transfer amount and minimum Accumulation Value at its discretion.

NYLIAC will make all traditional Dollar Cost Averaging transfers on the day of each calendar month that you specify or on the next Business Day (if the day you have specified is not a Business Day). You may specify any day of the month except the 29th, 30th, or 31st. In order to process transfers under our traditional Dollar Cost Averaging option, VPSC must have received a completed traditional Dollar Cost Averaging request form at one of the addresses listed in Question 16 of this Prospectus no later than five Business Days prior to the date transfers are to begin. You may also process a traditional Dollar Cost Averaging transfer by any other method we make available. If your traditional Dollar Cost Averaging request form for this option is received less than five Business Days prior to the date you request it to begin, the transfers will begin on the day of the month you specify in the month following the receipt of your request. All completed traditional Dollar Cost Averaging request forms must be sent to VPSC at one of the addresses listed in Question 16 of this Prospectus. Faxed and e-mailed requests are not currently acceptable, however, we reserve the right to accept them at our discretion.

You may cancel the traditional Dollar Cost Averaging option at any time. To cancel the traditional Dollar Cost Averaging Option, you must send a written cancellation request in Good Order to VPSC at one of the addresses listed in Question 16 of this Prospectus or contact us by phone at the number provided in Question 17 of this Prospectus. NYLIAC may also cancel this option if the Accumulation Value is less than $2,000, or such lower amount as we may determine. You may not elect the traditional Dollar Cost Averaging option if you have selected the Automatic Asset Rebalancing option. However, you have the option of alternating between these two features.

(b) Dollar Cost Averaging Advantage Account

This feature, which is available at no additional cost, permits you to set up automatic dollar cost averaging using the DCA Advantage Account when an initial premium payment or a subsequent premium payment is made. The DCA Advantage Account transfers amounts automatically to the Investment Divisions you choose in six monthly increments, as described below, and pays you interest on amounts remaining in the account. We credit amounts in the DCA Advantage Account with interest. You can request the DCA Advantage Account in addition to traditional Dollar Cost Averaging, Automatic Asset Rebalancing or Interest Sweep. To set up a DCA Advantage Account you must send a completed DCA Advantage Account request form to VPSC at one of the addresses listed in Question 16 of this Prospectus.

You must allocate a minimum of $2,000 to the DCA Advantage Account. If you send less than the $2,000 minimum to be allocated to the DCA Advantage Account, the payment will be automatically applied to the Investment Divisions that you have specified to receive transfers from the DCA Advantage Account. You must specify the Investment Divisions or

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Asset Allocation Model into which transfers from the DCA Advantage Account are to be made. However, you may not select the DCA Advantage Account if its duration would extend beyond the Annuity Commencement Date. You may not make transfers from the DCA Advantage Account into the Fixed Account. We do not count transfers out of the DCA Advantage Account as part of your 12 free transfers each Policy Year. Dollar cost averaging will begin one month from the date NYLIAC receives the premium payment and transfers will be made on the same day (on the next Business Day if the day is not a Business Day) each subsequent month for the duration of the DCA Advantage Account. If a transfer is scheduled to occur on a day that does not exist in a month, it will be processed on the last day of that month or on the next Business Day if the last day of that month is not a Business Day. The amount of each transfer will be calculated at the time of the transfer based on the number of remaining monthly transfers and the remaining value in the DCA Advantage Account. For example, the amount of the first monthly transfer out of the DCA Advantage Account will equal 1/6 of the value of the DCA Advantage Account on the date of the transfer. The amount of each of the five remaining transfers will equal 1/5, 1/4, 1/3, 1/2 and the remainder of the balance, respectively, of the value of the DCA Advantage Account on the date of each transfer.

You may not have more than one DCA Advantage Account open at the same time. Accordingly, any subsequent premium payment we receive for a DCA Advantage Account that is already open will be allocated to that same DCA Advantage Account. The entire value of the DCA Advantage Account will be completely transferred to the Investment Divisions or Asset Allocation Model within the duration specified. For example, if you allocate an initial premium payment to the DCA Advantage Account under which the 6-month term will end on December 31, 2017 and you make a subsequent premium payment to the 6-month DCA Advantage Account before December 31, 2017, we will allocate the subsequent premium payment to the same 6-month DCA Advantage Account already opened and transfer the entire value of the 6-month DCA Advantage Account to the Investment Divisions or Asset Allocation Model by December 31, 2017 even though a portion of the money was not in that DCA Advantage Account for the entire 6-month period. If an additional premium payment is allocated to the DCA Advantage Account after the duration has expired, the DCA Advantage Account will be re-activated and will earn the interest rate in effect on the Business Day the new premium payment is received at VPSC.

You can make partial withdrawals and transfers (in addition to the automatic transfers described above) from the DCA Advantage Account. We will make partial withdrawals and transfers first from the DCA Advantage Account Accumulation Value attributed to the initial premium payment and then from the DCA Advantage Account Accumulation Value attributed to subsequent allocations in the order received.

You cannot make transfers into the DCA Advantage Account from any Allocation Option.

Automatic Asset Rebalancing (AAR)

This policy feature, which is available at no additional cost, allows you to automatically maintain the percentage of your Variable Accumulation Value allocated to each Investment Division at a pre-set level. Unless you opt out of AAR on your application or in a subsequent notice, or if the value of your policy is under $2,500, your policy will be subject to AAR.

AAR works as follows:

You might specify that 50% of the Variable Accumulation Value of your policy be allocated to the MainStay VP Convertible Investment Division and 50% of the Variable Accumulation Value be allocated to the MainStay VP International Equity Investment Division. Over time, the fluctuations in returns from each of these Investment Divisions will shift the percentages of your Variable Accumulation Value in each Investment Division. Using AAR, NYLIAC will automatically transfer your Variable Accumulation Value back to the percentages you specify. AAR also applies if your Variable Accumulation Value is allocated to an Asset Allocation Model.

You can choose to have AAR transfers made on your quarterly, semi-annual or annual policy anniversary.

If at any time you elected not to use the AAR feature and then change your mind, you must send a completed AAR request form to VPSC at one of the addresses listed in Question 16 of this Prospectus or by any other method we make available. VPSC must receive the completed AAR request form at least five Business days before the date transfers are scheduled to begin. If we receive your completed AAR request form less than five Business Days prior to the date you request it to begin, the rebalancing will begin on the next rebalancing date based on the rebalancing frequency you selected. Faxed and e-mailed requests are not currently acceptable, however, we reserve the right to accept them at our discretion. You may modify an existing AAR by contacting us by phone at the number provided in Question 17 of this Prospectus. We will suspend AAR automatically if the Variable Accumulation Value is less than $2,500 on a reallocation date. Once the Variable Accumulation Value equals or exceeds this amount, AAR will resume automatically as scheduled.

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There is no minimum amount that you must allocate among the Investment Divisions under this option. AAR will be cancelled if a premium allocation change or transfer is submitted on your behalf that is inconsistent with your current AAR arrangement. You may prevent this cancellation if a conforming AAR change is processed within one Business Day of the inconsistent premium allocation change or transfer.

You may cancel the AAR feature at any time by sending a written cancellation request in Good Order to VPSC at one of the addresses listed in Question 16 of this Prospectus or contact us by phone at the number provided in Question 17 of this Prospectus. You may not elect the AAR feature if you have selected the traditional Dollar Cost Averaging option. However, you have the option of alternating between these two features.

Interest Sweep

This option, which is available at no additional cost, allows the interest earned on monies allocated to the Fixed Account to be transferred from the Fixed Account to one or any combination of Investment Divisions or an Asset Allocation Model. You must specify the Investment Divisions and/or Asset Allocation Model, the frequency of the transfers (monthly, quarterly, semi-annually or annually), and the day of each calendar month to make the transfers (except the 29th, 30th and 31st of a month). NYLIAC will make all Interest Sweep transfers on the day of each calendar month you have specified or on the next Business Day (if the day you have specified is not a Business Day).

The Interest Sweep option may be utilized in addition to traditional Dollar Cost Averaging, Automatic Asset Rebalancing or the DCA Advantage Account. With an Asset Allocation Model, the Interest Sweep option may be utilized with Automatic Asset Rebalancing and the DCA Advantage Account. If an Interest Sweep transfer is scheduled for the same day as a transfer related to the traditional Dollar Cost Averaging option, the Automatic Asset Rebalancing option or the DCA Advantage Account, we will process the Interest Sweep transfer first.

You can cancel the Interest Sweep option at any time. To cancel the Interest Sweep Option, you must send a written cancellation request in Good Order to VPSC at one of the addresses listed in Question 16 of this Prospectus or contact us by phone at the number provided in Question 17 of this Prospectus. We may also cancel this option if the Fixed Account Accumulation Value is less than $2,000, or such a lower amount as we may determine. Please note that you must utilize the Interest Sweep option if 100% of your premium payments are allocated to the Fixed Account.

To establish a new Interest Sweep transfer after the option has been cancelled, you must send an Interest Sweep request form in Good Order to VPSC at one of the addresses listed in Question 16 of this Prospectus. You may also process an Interest Sweep transfer by any other method we make available. VPSC must receive an Interest Sweep request form in Good Order at least five Business Days prior to the date transfers are scheduled to begin. If VPSC does not receive an Interest Sweep request form in Good Order at least five Business Days prior to the date you request it to begin, transfers will begin on the day of the month you specify in the month following the receipt of your request. Faxed and e-mailed requests are not currently acceptable, however, we reserve the right to accept them at our discretion. The minimum Fixed Account Accumulation Value required to elect this option is $2,500, but this amount may be reduced at our discretion.

Accumulation Period

(a) Crediting of Premium Payments

You can allocate a portion of each premium payment to one or more Investment Divisions, one Asset Allocation Model, the DCA Advantage Account and/or the Fixed Account. The minimum amount that you may allocate to any one Investment Division or the Fixed Account is $25. The minimum that you can allocate to an Asset Allocation Model is $25 per Investment Division. You may also allocate all or a portion of each premium payment to the DCA Advantage Account. The minimum amount that you may allocate to the DCA Advantage Account is $2,000. (See “THE DCA ADVANTAGE ACCOUNT.”) We will allocate additional premium payments to the Allocation Options and/or the DCA Advantage Account at the close of the Business Day on which they are received by NYLIAC. We will apply Premium Credits to the same Allocation Options and/or DCA Advantage Account based on the same percentages used to allocate your premium payments.

We will credit amounts that you allocate (and any Premium Credit) to an Investment Division (or to each of the Investment Divisions that make up an Asset Allocation Model) in the form of Accumulation Units. We determine the number of Accumulation Units we credit to a policy by dividing the amount allocated to each Investment Division by the Accumulation Unit value for that Investment Division as of the close of the Business Day we are making this calculation. The value of an Accumulation Unit will vary depending on the investment experience of the Portfolio in which the Investment Division invests. The number of Accumulation Units we credit to a policy will not, however, change as a result

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of any fluctuations in the value of an Accumulation Unit. (See “THE FIXED ACCOUNT” for a description of interest crediting.)

(b) Valuation of Accumulation Units

The value of Accumulation Units in each Investment Division will change daily to reflect the investment experience of the corresponding Portfolio as well as the deduction of the Separate Account charges. The Statement of Additional Information contains a detailed description of how we value the Accumulation Units.

Riders

At no additional charge, we currently include a Living Needs Benefit/Unemployment Rider with all policies.

The Future Income Rider was included with most policies issued prior to May 1, 2017 at no additional charge; however, effective May 1, 2017, the Future Income Rider is not available for applications signed on or after May 1, 2017.

For an additional cost we also offer the IPR, IPR 2.0 and the Annual Death Benefit Reset Rider. The riders are only available in those states where they have been approved. See below for descriptions of each rider. Please consult with your registered representative regarding the availability of these riders in your jurisdiction. Please note that benefits payable under the riders are payable from NYLIAC’s general account and are subject to the claims paying ability of NYLIAC. No third party guarantees are involved.

The IPR and IPR 2.0 may be appropriate for individuals who appreciate the upside potential that comes with market participation, but are also highly sensitive to protecting their initial premium payment over a pre-determined Holding Period (12-15 or 20 years). These riders can allow you to allocate funds to the Investment Divisions with greater confidence by understanding that if your allocations perform poorly over the rider’s Holding Period, you will not receive less than the rider’s guaranteed amount when the Holding Period ends.

The Annual Death Benefit Reset (“ADBR”) rider may be appropriate for individuals who are looking to protect the amount of the initial death benefit and potentially increase it through annual “step-ups” (up to age 80) that are based on gains in the Accumulation Value resulting from favorable Investment Division performance.

(a) Living Needs Benefit/Unemployment Rider

This rider is available at no additional cost. Rider benefits and requirements to qualify for the rider benefits may not be the same in all jurisdictions. In Connecticut, the rider is named the “Living Needs Benefit Rider” and the Unemployment and disability portions of the rider are not available. In New York, the rider is named “Waiver Of Surrender Charges For Living Needs Qualifying Events” and the Unemployment portion of the rider is not available. In New Jersey, the rider is named the “Living Needs Benefit Rider” and the Unemployment portion of the rider is not available.

The Living Needs Benefit/Unemployment Rider provides for an increase in the amount that can be withdrawn from your policy without a surrender charge when certain qualifying events occur. With this rider you may be eligible to receive all or a portion of the Accumulation Value of your policy without paying a surrender charge if you provide satisfactory proof that a Qualifying Event (as defined below) has occurred. In order to receive the benefit associated with this rider, your policy must have been in force for at least one year and have a minimum Accumulation Value of $5,000 and the Qualifying Event must occur on or after the Policy Date. For the Disability portion of the rider, any withdrawal after your 66th birthday will not be eligible for the rider benefit and surrender charges may apply. In addition, none of the benefits of this rider are available for policies where any Owner(s) has attained their 86th birthday on the Policy Date. If the Owner(s) is not a natural person, all restrictions and benefits of the rider are based on the Annuitant.

The types of Qualifying Events are defined as follows:

(a) Health Care Facility: The Owner is enrolled and living in a Health Care Facility for 60 consecutive days.

(b)Terminal Illness: A determination by a licensed physician that the Owner has a life expectancy of 12 months or less.

(c) Disability: A determination by a licensed physician that the Owner has a disability that prevents them from performing any work for pay or profit for at least 12 consecutive months.

(d) Unemployment: A determination letter from the applicable state’s Department of Labor that the Owner qualifies for and has been receiving state unemployment benefits for 60 consecutive days.

A Health Care Facility is defined as a state licensed/certified nursing home/assisted living facility. In addition, we may also require proof of continued disability as of the date of the withdrawal.

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You will be able to receive benefits under this rider the later of the date you meet the above requirements or the date we receive your documentation in Good Order at VPSC at one of the addresses listed in Question 16 of this Prospectus.

(b) The Future Income Rider

Effective May 1, 2017, the Future Income Rider (“FIR”) is not available for applications signed on or after May 1, 2017. The FIR was included with most policies issued prior to May 1, 2017 at no additional charge. (other than certain qualified plans; see Appendix 2 for more information). The FIR allows you to apply a portion of your policy’s Variable Accumulation Value to purchase a stream of guaranteed annuity income payments for the lifetime of the Annuitant(s) (a “Future Income Purchase”), starting on the Future Income Start Date. Future Income Purchases are maintained in NYLIAC’s general account, and guarantees under the FIR are backed solely by the claims-paying ability of the NYLIAC general account.

Future Income Purchases. You can choose if and when to make a Future Income Purchase, subject to an initial waiting period. Generally, you must wait until after the third Policy Anniversary following a Premium Payment to make a Future Income Purchase using amounts from that Premium Payment. However, before the third Policy Anniversary, you can make Future Income Purchases that are less than or equal to the amount by which the Accumulation Value exceeds the value of Premium Payments during that time. After the waiting period, you can make a Future Income Purchase at any time before you annuitize the policy and until two years before the Future Income Start Date. You choose a Future Income Start Date when you make your first Future Income Purchase. Currently, there is no limit on the total number of Future Income Purchases you can make while your policy is in effect. However, in the future we may limit the total number of Future Income Purchases you can make. If we decide to impose a limit, we will provide you with at least thirty (30) days notice. Future Income Purchases are not required.

The minimum Future Income Purchase amount is $5,000 for the initial Future Income Purchase, and $100 for subsequent purchases. Total Future Income Purchases cannot be more than $1,000,000. You can make no more than twelve (12) Future Income Purchases in any Policy Year. Future Income Purchases are made through deductions taken from your Policy’s Variable Accumulation Value. To make a Future Income Purchase, you can send a written request to one of the addresses provided in Question 16 of this Prospectus. We will process your request at the close of the Business Day on which it is received by NYLIAC. NYLIAC may limit total Future Income Purchases to 25% of Accumulation Value in a given Policy Year. If we decide to impose a limit, we will provide you with at least thirty (30) days notice.

When you make a Future Income Purchase, you can specify from which Investment Divisions the Future Income Purchase amount should be deducted. You can choose to fund the Future Income Purchase with a pro-rata deduction from all your Investment Divisions, or you can select particular Investment Divisions from which to deduct the Future Income Purchase amount, unless you have elected the IPR. Because of the Investment Division restrictions with the IPR, deductions from the Investment Divisions for Future Income Purchase will be made on a pro-rata basis while the IPR is in effect. You cannot use amounts in the DCA Advantage Account or the Fixed Account for a Future Income Purchase. There are no surrender charges on amounts deducted from your Variable Accumulation Value to make a Future Income Purchase. For the purposes of calculating the guaranteed amount under the IPR or the amount of a death benefit under the base policy or the ADBR, a Future Income Purchase will be considered to be a withdrawal from the policy, and will proportionally reduce the guaranteed amounts under these riders.

You can also make Future Income Purchases on a recurring basis by setting up systematic Future Income Purchases. VPSC must receive a completed Future Income Purchase Form requesting systematic purchases at least five (5) Business Days before the date purchases are scheduled to begin. If your request for this option is received less than five (5) Business Days prior to the date you request purchases to begin, the systematic purchases will begin the month following the receipt of your request on the day of the month you specified, or if that day is not a Business Day, on the next Business Day.

The amount of future income purchased depends on the Future Income Purchase rate in effect on the day you make the purchase, as determined by NYLIAC, well as other factors, including the Age and sex of the Annuitant(s), the Future Income Purchase amount and the length of time before Future Income Payments are scheduled to begin. After each Future Income Purchase, we will send you a confirmation statement containing the amount of income you purchased.

You can cancel a Future Income Purchase by sending a written notice to one of the addresses provided in Question 16 of this Prospectus within ten (10) days after you receive written confirmation of that Future Income Purchase. If you do not cancel a Future Income Purchase, it will be deemed final and will be used to provide the Future Income Payment amount noted in the confirmation. Once final, the amount of the Future Income Purchase cannot be returned to the Investment Divisions and cannot be withdrawn or surrendered. If you cancel a Future Income Purchase, you cannot make another Future Income Purchase for ninety (90) days from the date of the cancelled purchase. Any Variable

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Accumulation Value used for a Future Income Purchase can only be accessed through the receipt of Future Income Payments, starting on the Future Income Start Date. Once a portion of your Variable Accumulation Value is used to make a Future Income Purchase, it is no longer available to you on a full or partial surrender of your Policy, or upon a full or partial annuitization, unless the Future Income Purchase is reversed during the cancellation period. Accordingly, before making a Future Income Purchase, you should consider your liquidity needs. Variable Accumulation Value used to make Future Income Purchases is no longer invested in the Investment Divisions, and will not earn any interest.

Future Income Payments. If an Annuitant is living, we will make Future Income Payments to the Payee you designate, beginning on the Future Income Start Date. Future Income Payments will continue for the lifetime of the Annuitant (or last surviving Annuitant, for joint Annuitant policies). The amount of a Future Income Payment is based on, among other things, the Future Income Purchase rates in effect when you make the Future Income Purchase, the Age and sex of the Annuitant(s), the Future Income Purchase amount and the length of time before Future Income Payments are scheduled to begin. The guaranteed lifetime income from the FIR could be higher or lower than the amount you might receive if you purchased a similar product that is offered by us or by another company.

If you choose to make multiple Future Income Purchases, the amount of your Future Income Payments will be greater after each purchase. We will send you a written confirmation of the change in the Future Income Payment amount after each purchase. Please refer to the rider Data Page for more information about how the Future Income Purchase rate and the resulting Future Income Payment amount are determined.

Full or partial surrenders or annuitizations will not affect Future Income Payment amounts. Please note, however, even if you surrender the Policy, we will not make any Future Income Payments until the Future Income Start Date.

You can make a one-time change to the Future Income Start Date that you chose when you made your first Future Income Purchase. The earliest Future Income Payment Start Date you can change to is thirteen (13) months from the date of your last Future Income Purchase, and the latest date is five (5) years after the original Future Income Start Date you chose, or the year in which the Annuitant (oldest joint Annuitant, if applicable) is age 85 (age 70 1/2 for IRAs), if earlier. Also note that with Traditional IRA policies, the Future Income Start Date cannot be deferred later than April 1 of the year following the year when the Owner reaches age 70 1/2. For Qualified Policies, a change in the Future Income Start Date to an earlier date may be subject to Code restrictions applicable to required minimum distributions. If a change in the Future Income Start Date would result in Future Income Payments that violate those Code restrictions, we will inform you that you may revise your request to an allowable Future Income Start Date. If the Future Income Start Date is accelerated by five (5) years or less, we will increase the Future Income Payments, if necessary, to an amount that will satisfy Code restrictions. Accelerating the Future Income Start Date would likely result in a lower Future Income Payment, and deferring the date would likely result in a higher payment. However, if you defer the date, you increase the chance that you may die before payments begin, or you could receive fewer payments before you die. If you choose to change the Future Income Start Date, the interest rate for recalculating your Future Income Payments will be determined according to a formula that appears on your rider Data Page. The formula includes a factor that will increase the interest rate used to recalculate the Future Income Payments for accelerations, and decrease the interest rate used to recalculate Future Income Payments for deferrals. The rider Data Page has additional information about how accelerating or deferring the Future Income Start Date will affect your Future Income Payments. Appendix 2 has information about restrictions on Income Start Dates under qualified plans.

To change the Future Income Start Date, you must send VPSC a request in writing, to one of the addresses listed in Question 16 of this Prospectus.

If the Annuitant is living on the Future Income Start Date, we will make Future Income Payments under the life with cash refund option to the designated Payee. For Non-Qualified Policies only, you also have the option to receive any eight (8) consecutive Future Income Payments in advance in a lump sum. This option can be exercised only three (3) times over the life of the Policy. This option is not available if you are under Age 59 1/2.

Death Benefits under the FIR.

Death benefits under the FIR are in addition to death benefits payable under the base policy, which are described in “DISTRIBUTIONS UNDER THE POLICY – Death Before Annuity Commencement” and death benefits under the optional Annual Death Benefit Reset Rider, which are described in “THE POLICIES – Riders—Annual Death Benefit Reset Rider (optional)”. If you have made a Future Income Purchase, the FIR provides for the following death benefits:

•

If the Policy ends due to the death of an Owner or Annuitant before the Policy is annuitized (i.e. when Income Payments under the policy begin) and before the Future Income Start Date, the FIR ends and we will pay the Beneficiary a death benefit in an amount equal to the cumulative Future Income Purchases.

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•

If the Policy ends because an Owner or Annuitant dies before the policy is annuitized and after the Future Income Start Date, we will continue to make Future Income Payments to the Payee, while an Annuitant is living. If no Annuitant is living or when the Annuitant dies (last surviving Annuitant for joint Annuitant policies), we will pay to your Beneficiary, even if the Payee is still living, a death benefit, if any, in an amount equal to the cumulative Future Income Purchases less the sum of Future Income Payments made as of the date of death of the Annuitant (last surviving Annuitant for joint Annuitant policies). The Payee is the individual or entity you have designated to receive Future Income Payments.

•

If an Owner dies after the policy is annuitized and before the Future Income Start Date, the FIR ends and we will pay the Beneficiary a death benefit in an amount equal to the cumulative Future Income Purchases even if an Annuitant is still living.

•

If an Owner dies after the policy is annuitized and after the Future Income Start Date, we will continue making Future Income Payments to the Payee while an Annuitant is living. If the Payee dies before the Annuitant, then we will make Future Income Payments to the Annuitant, unless you specify otherwise. If no Annuitant is living, or when the Annuitant dies (last surviving Annuitant for joint Annuitant policies), we will pay the Beneficiary, even if the Payee is still living, a death benefit, if any, in an amount equal to the cumulative Future Income Purchases less the sum of Future Income Payments made as of the date of death of the Annuitant (last surviving Annuitant for joint Annuitant policies).

Death of an Annuitant under the FIR

•

If the policy is issued with one Annuitant, who is not the Owner, and the Annuitant dies before the Future Income Start Date, then you (the primary Owner) become the new Annuitant. We will increase the Variable Accumulation Value by an amount equal to the cumulative Future Income Purchases made while the Annuitant was living. We will apply the increase to the Investment Divisions on a pro-rata basis, based on the allocations in effect as of the date of the Annuitant’s death. We will make this adjustment as of the date we receive proof of death for the Annuitant. No Future Income Payments will be made with the Future Income Purchases based on the original Annuitant’s life. However, the Owner (who is now the new Annuitant) may make subsequent Future Income Purchases based on his or her own life.

•

For joint Annuitant policies, if an Annuitant who is not an Owner dies prior to the Future Income Start Date, you cannot add a new joint Annuitant, and we will not make any adjustments to the Variable Accumulation Value when a non-Owner Annuitant dies. You may continue to make Future Income Purchases based on the life of the surviving Annuitant. These purchases will be added to any joint life Future Income Purchases, made prior to the Annuitant’s death, to provide Future Income Payments at the Future Income Start Date.

Spousal Continuation and the FIR

If the Owner dies before annuitizing the policy, and the Owner’s spouse is eligible to continue the policy (see “DISTRIBUTIONS UNDER THE POLICY—Death Before Annuity Commencement”, below), the following will occur if your spouse continues the policy:

•

If you die before the Future Income Start Date, and you were the only Annuitant, and you have not made any Future Income Purchases, your Spouse may make Future Income Purchases based on his or her own life as the new Annuitant, subject to certain limitations specified in the FIR.

•

If you die before the Future Income Start Date, and you were the only Annuitant, and you made Future Income Purchases, we will not make any Future Income Payments based on those Future Income Purchases. Instead, we will increase the Policy’s Variable Accumulation Value by an amount equal to the total Future Income Purchases. We will apply the increase on a pro-rata basis, based on the Investment Division allocations in effect as of the date of your death. We will make this adjustment as of the date we receive proof of death for you. Following this adjustment, your Spouse, who is now the Annuitant, may make Future Income Purchases based on his or her own life, subject to certain limitations in the FIR.

•

If you and your spouse were joint Annuitants, after you die your spouse may make Future Income Purchases based on his or her own life, subject to certain limitations in the FIR, even if you made joint-life Future Income Purchases prior to your death. We will apply all Future Income Purchases that either or both of you made to Future Income Payments at the Future Income Start Date.

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•

If you were not an Annuitant, after you die your spouse may make Future Income Purchases based on the life of the Annuitant, or joint Annuitants, as applicable, and subject to the limitations of the FIR. We will apply all Future Income Purchases that either or both of you made to Future Income Payments.

If you die after the Future Income Start Date but before annuitizing the policy, the following will occur:

•	We will continue to make Future Income Payments to the Payee for as long as an Annuitant is living. Your spouse may continue the policy.

(c) Investment Preservation Rider (optional)

The Investment Preservation Rider (“IPR”) is available only at the time of application. The IPR allows you to choose among five (5) different Holding Periods. If you elect the IPR, you will be eligible to receive a one-time adjustment to your Accumulation Value in the event that your Accumulation Value is less than the amount guaranteed under the IPR on the applicable policy anniversary of the Rider Effective Date (or most recent reset date) for the Holding Period you choose. You may request to reset the guaranteed amount (an “IPR Reset”) under certain circumstances, as described below. Certain features of the IPR relating to the 20 year rider Holding Period may not be available in all jurisdictions; contact your registered representative or see “Appendix 3 – State Variations” for more information.

IPR will end on the applicable policy anniversary of the Rider Effective Date (or most recent reset date) for the Holding Period you choose. The applicable policy anniversary depends on the Holding Period you choose. While the IPR is in effect, we will deduct a charge from your Accumulation Value on each policy quarter. (See “OTHER CHARGES—Investment Preservation Rider and Investment Preservation Rider 2.0 Charge.”) When you make a partial withdrawal (including required minimum distributions from IRAs), we will reduce the amount that is guaranteed (the “Guaranteed Amount”) under the IPR proportionally (“Guaranteed Amount Proportional Reduction”). A Guaranteed Amount Proportional Reduction is equal to the amount withdrawn from the policy (including any amount withdrawn for the surrender charge) divided by the Accumulation Value immediately preceding the withdrawal, multiplied by the Guaranteed Amount immediately preceding the withdrawal. For example, if you withdrew 10% of the Accumulation Value, your Guaranteed Amount will be reduced by 10%.

Please note that benefits payable under the IPR are payable from NYLIAC’s general account and are subject to the claims paying ability of NYLIAC. No third party guarantees are involved.

The Guaranteed Amount under the IPR is as follows:

(i)	For the 12, 13, 14, or 15 year Holding Periods: The Guaranteed Amount will equal 100% of the sum of all premium payments and Premium Credits thereon that we receive in the first Policy Year, less all Guaranteed Amount Proportional Reductions made during the Holding Period.

(ii)	For the 20 year Holding Period: The Guaranteed Amount will equal 150% of the sum of all premium payments and Premium Credits thereon that we receive in the first Policy Year, less all Guaranteed Amount Proportional Reductions.

(iii)	For all Holding Periods, premium payments made after the first Policy Year will not be included in the Guaranteed Amount at issue. The IPR will take effect on the Policy Date.

(iv)	IPR Reset:

You may request to reset the Guaranteed Amount at any time while IPR is in effect as long as you and the Annuitant are age 75 or younger (for the 12, 13, 14 and 15 year Holding Periods), or age 70 or younger (for the 20 year Holding Period). For an IPR Reset, you must send a written request in Good Order to VPSC at one of the addresses listed in Question 16 of this Prospectus. The reset will take effect on the Policy Anniversary immediately following the date we receive your request to reset. Upon reset, the Guaranteed Amount will be increased to equal the Accumulation Value (for 12, 13, 14, -15 year Holding Periods) or 150% of the Accumulation Value (for the 20 year Holding Period) on the next Policy Anniversary, less all Guaranteed Amount Proportional Reductions taken after the reset in Good Order. We may also set a new charge for IPR and the Rider Risk Charge Adjustment on that Policy Anniversary. (See “OTHER CHARGES—Investment Preservation Rider and Investment Preservation Rider 2.0 Charge.” and “OTHER CHARGES—Rider Risk Charge Adjustment.”) Typically, you would decide to reset in order to increase the Guaranteed Amount under the IPR. When you reset, a new rider Holding Period with the same duration as the original Holding Period starts, that means, for

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example, if you select IPR with a 12 year Holding Period, and you elect to reset in policy year four (4), a new 12 year Holding Period will begin on the Policy Anniversary immediately following the date we receive your request to reset. You will not be eligible to receive a one-time adjustment to your Accumulation Value until the policy anniversary following the end of the new Holding Period. We can suspend your right to reset the Guaranteed Amount at any time; please contact your registered representative for more information.

A policyowner may cancel an IPR Reset at any time prior to or within thirty (30) days after the Rider Reset Effective Date. If you cancel your request to reset, no change will be made to the Rider Effective Date, maturity date, charge rate or the Rider Risk Charge Adjustment.

If you select IPR, you will be allowed to allocate your premium payments to the Investment Divisions, an Asset Allocation Model and the DCA Advantage Account subject to the restrictions set forth in Appendix 1.

The Fixed Account is not available while the IPR is in effect. Upon any termination of the IPR, the Fixed Account will be an available investment option. If you select the IPR, there will be limitations on how you allocate to the Investment Divisions. You may allocate your premium payment to Investment Divisions in the Asset Allocation Categories in accordance with the specified thresholds, or to one of the available Asset Allocation Models. Individual transfers between Investment Divisions, the DCA Advantage Account and/or Asset Allocation Models are not allowed. If you wish to complete an individual transfer between the Investment Divisions, or change to a different Asset Allocation Model, you must send a reallocation form to VPSC at one of the addresses in Question 16 of this Prospectus. Each policy quarter, we will automatically rebalance your current allocations to conform to your most recent allocation instructions. The Investment Division restrictions associated with the IPR seek to moderate overall volatility or hedge against down-market volatility, and may limit your participation in positive investment performance. Other investment options that are available if you do not select the IPR may offer the potential for higher returns. You should consult with your registered representative and carefully consider whether the Investment Division restrictions associated with the IPR meet your investment objectives and risk tolerance. The Asset Allocation Categories and the Asset Allocation Models available with IPR are set forth in Appendix 1.

If you choose an IPR Reset, the restrictions on investment allocations may change. These changes could include an adjustment to the minimum and/or maximum allocation percentages available under the Asset Allocation Categories, adding or removing Asset Allocation Models, or discontinuing the availability of the DCA Advantage Account.

With the IPR, you do not have to surrender the policy in order to receive any applicable benefit. You will be eligible to receive any benefit payable on the Policy Anniversary for the Holding Period you chose after the later of the Policy Date or the most recent reset date. We will inform you in writing in the event that you are eligible to receive the one-time adjustment to your Accumulation Value under the IPR. You do not need to take any action. We will also inform you of your options in the event that such one-time adjustment is made to your Accumulation Value which are to (i) surrender the policy and receive the adjusted Accumulation Value (which may be subject to surrender charges), or (ii) continue the policy at the adjusted Accumulation Value, which is subject to market fluctuation. If you are eligible to receive an adjustment, we will credit an amount to your Accumulation Value pro rata in accordance with your allocations currently on file. If you surrender the policy, amounts paid to you under the IPR may be taxable and you may be subject to a 10% penalty tax if such amounts are paid before you reach age 59 1/2.

You may cancel the IPR within thirty (30) days after delivery of the policy without incurring the Rider Risk Charge Adjustment. To cancel, you must return the IPR to VPSC at one of the addresses listed in Question 16 of this Prospectus or to the registered representative through whom you purchased it with a written request for cancellation. Upon receipt of this request, we will promptly cancel the IPR and refund any IPR charges which may have been deducted. After this 30-day period, you still have the right to discontinue the IPR, however, we will deduct a Rider Risk Charge Adjustment from your Accumulation Value and we will not refund any IPR charges that may have been deducted. (See “OTHER CHARGES—Rider Risk Charge Adjustment.”) Certain jurisdictions may not permit us to assess a Rider Risk Charge Adjustment; for more information, contact your registered representative or see “Appendix 3 – State Variations”. The cancellation of the IPR after the 30-day period will be effective as of the date VPSC receives your cancellation request. You should consider the cost of cancelling the IPR prior to selecting it.

The IPR is available with all Non-Qualified, IRA, SEP IRA, Simple IRA, Roth IRA, Keogh and Pension policies if the Owner (youngest Owner, if the Policy is jointly owned) is age 75 or younger (70 or younger for the 20-year Holding Period) on the Rider Effective Date. The rider is not available on TSA and Inherited IRA policies.

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The IPR will provide no benefit if you surrender the policy before the Policy Anniversary on which you are eligible to receive a potential one-time adjustment to your Accumulation Value. Therefore, you should select the IPR only if you intend to keep the policy for at least the rider Holding Period you choose (12, 13, 14, 15 or 20 years).

In most jurisdictions, the IPR will terminate if an ownership change or assignment of the policy is made, other than as explicitly described in the rider.

Upon your death, the IPR and the policy will terminate unless your spouse chooses to continue the policy. Your spouse must be the sole primary beneficiary in order to continue the IPR and the policy. If your spouse chooses to continue the IPR and the policy, no death benefit proceeds will be paid upon your death.

Partial withdrawals will reduce the Guaranteed Amount proportionally and the amount of charges assessed for the IPR. While the IPR is in effect, partial withdrawals will be deducted proportionally from the Allocation Options. However, please note that charges assessed for the IPR prior to the date of any partial withdrawal (including required minimum distributions from IRAs) will not be retroactively adjusted. It is important to note that if you take partial withdrawals (including required minimum distributions from IRAs) while the IPR is in effect, you may not be able to receive the full value of the IPR. As a result, the IPR may not be appropriate for you if you intend to take partial withdrawals (including required minimum distributions from IRAs) before the end of the rider Holding Period you choose. You should consult your tax advisor if you have any questions about the use of the IPR in your tax situation.

We have set forth below an example of how the benefit from the IPR may be realized and how partial withdrawals (including required minimum distributions from IRAs) will impact the Guaranteed Amount. In this example, we have assumed the following:

(1)	IPR with a 12, 13, 14, or 15 year Holding Period is selected at the time of application;

(2)	An initial premium payment of $100,000 is made;

(3)	A Premium Credit of $3,000 is applied to your policy;

(4)	No additional premium payments are made;

(5)	A withdrawal of $20,000 is made in the eighth policy year;

(6)	The Accumulation Value immediately preceding the withdrawal has decreased to $80,000; and

(7)	The Accumulation Value on the Policy Anniversary corresponding to the Holding Period you chose has decreased to $50,000.

The Guaranteed Amount when we issued the policy was $103,000. When the partial withdrawal was made in the eighth Policy Year, We reduced the Guaranteed Amount by the amount of the Guaranteed Amount Proportional Reduction. We calculated the amount of the Guaranteed Amount Proportional Reduction by taking the requested withdrawal amount, dividing it by the Accumulation Value immediately preceding the withdrawal, and then multiplying that number by the Guaranteed Amount immediately preceding the withdrawal.

Guaranteed Amount Proportional Reduction = ($20,000/$80,000) x $103,000 = $25,750

To determine the new Guaranteed Amount after the withdrawal, we subtracted the amount of the Guaranteed Amount Proportional Reduction from the initial Guaranteed Amount: ($103,000 – $25,750) = $77,250.

On the Policy Anniversary for the Holding Period you chose, the Accumulation Value ($50,000) is less than the Guaranteed Amount of $77,250. Therefore, you are eligible to receive a one-time adjustment to your Accumulation Value of $27,250.

If you had chosen the 20-year Holding Period, the Guaranteed Amount would have been $115,875 (150% of $77,250), and the one-time adjustment would be $65,875.

After the adjustment is paid, the rider will end. You would not have been eligible to receive this adjustment to your Accumulation Value if you had not purchased the IPR Rider.

IPR Death Benefit. If the policyowner dies within two Policy Years of the last day of the Rider Holding Period then in effect, the death benefit will equal the Guaranteed Amount for that Rider Holding Period, if that Guaranteed Amount is higher than death benefit payable under the policy (See “DISTRIBUTIONS UNDER THE POLICY – Death Before Annuity Commencement”.). However, if there is an ADBR Rider in effect, and the death benefit under the ADBR Rider is higher

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than the Accumulation Value or the IPR Guaranteed Amount, we will pay the death benefit available under the ADBR Rider. Payment of a death benefit terminates the IPR.

(d) Investment Preservation Rider 2.0 (optional)

The Investment Preservation Rider 2.0 (“IPR 2.0”) is available only at the time of application. While IPR 2.0 is in effect, you may only make premium payments to the policy (a) in the first Policy Year or (b) after the IPR 2.0 Holding Period End Date. The IPR 2.0 allows you to choose among five (5) different Holding Periods. If you select the IPR 2.0, you will be eligible to receive a one-time adjustment to your Accumulation Value in the event that your Accumulation Value is less than the amount guaranteed under the IPR 2.0 on the applicable policy anniversary of the Rider Effective Date (or most recent reset date) for the Holding Period you choose. You may request to reset the guaranteed amount (an “IPR Reset”) under certain circumstances, as described below. Certain features of the IPR 2.0 relating to the 20 year Holding Period and the IPR 2.0 death benefit may not be available in all jurisdictions; contact your registered representative or see “Appendix 3 – State Variations” for more information.

The IPR 2.0 ends on the applicable policy anniversary of the Rider Effective Date (or most recent reset date) for the Holding Period you choose (See IPR 2.0 DEATH BENEFIT regarding the terms under which such death benefit may continue after the IPR 2.0 ends). The applicable policy anniversary depends on the Holding Period you choose. While the IPR 2.0 is in effect and prior to the IPR 2.0 Holding Period End Date, we will deduct a charge from your Accumulation Value on each policy quarter. (See “OTHER CHARGES—Investment Preservation Rider and Investment Preservation Rider 2.0 Charge.”) When you make a partial withdrawal (including required minimum distributions from IRAs), we will reduce the amount that is guaranteed (the “Guaranteed Amount”) under the IPR 2.0 proportionally (“Guaranteed Amount Proportional Reduction”). A Guaranteed Amount Proportional Reduction is equal to the amount withdrawn from the policy (including any amount withdrawn for the surrender charge) divided by the Accumulation Value immediately preceding the withdrawal, multiplied by the Guaranteed Amount immediately preceding the withdrawal. For example, if you withdrew 10% of the Accumulation Value, your Guaranteed Amount will be reduced by 10%.

Please note that benefits payable under the IPR 2.0 are payable from NYLIAC’s general account and are subject to the claims paying ability of NYLIAC. No third party guarantees are involved.

The Guaranteed Amount under the IPR 2.0 is as follows:

(i)	For the 12, 13, 14, or 15 year Holding Periods: The Guaranteed Amount will equal 100% of the sum of all premium payments made in the first Policy Year, plus any Premium Credits applicable to those premium payments, less all Guaranteed Amount Proportional Reductions made during the rider Holding Period.

(ii)	For the 20 year Holding Period: The Guaranteed Amount will equal 150% of the sum of all premium payments made in the first Policy Year, plus any Premium Credits applicable to those premium payments, less all Guaranteed Amount Proportional Reductions made during the rider Holding Period.

(iii)	IPR Reset:

You may request to reset the Guaranteed Amount at any time while IPR 2.0 is in effect as long as the Owner (oldest Owner, if the Policy is jointly owned) and the Annuitant are age 75 or younger (for the 12, 13, 14 and 15 year Holding Periods), or age 70 or younger (for the 20 year Holding Period). For an IPR Reset, you must send a written request in Good Order to VPSC at one of the addresses listed in Question 16 of this Prospectus. The reset will take effect on the Policy Anniversary immediately following the date we receive your request to reset. Upon reset, the Guaranteed Amount will be increased to equal the Accumulation Value (for 12,13, 14 and 15 year Holding Periods) or 150% of the Accumulation Value (for the 20 year Holding Period) on the next Policy Anniversary, less any Guaranteed Amount Proportional Reductions taken after the rider reset effective date during the rider Holding Period. We may also set a new charge for IPR 2.0 and the Rider Risk Charge Adjustment on that Policy Anniversary. (See “OTHER CHARGES—Investment Preservation Rider and Investment Preservation Rider 2.0 Charge” and “OTHER CHARGES—Rider Risk Charge Adjustment”). Typically, you would decide to reset in order to increase the Guaranteed Amount under the IPR 2.0. When you reset, a new rider Holding Period with the same duration as the original rider Holding Period starts, that means, for example, if you select IPR 2.0 with a 12 year Holding Period, and you elect to reset in policy year four (4), a new 12 year Holding Period will begin on the Policy Anniversary immediately following the date we receive your request to reset. You will not be eligible to receive a one-time adjustment to your Accumulation Value until the policy anniversary following the end of the new rider Holding Period. We can

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suspend your right to reset the Guaranteed Amount at any time; please contact your registered representative for more information.

A policyowner may cancel an IPR Reset at any time prior to or within thirty (30) days after the Rider Reset Effective Date. If you cancel your request to reset, no change will be made to the IPR’s 2.0’s Guaranteed Amount, IPR 2.0 Holding Period, IPR 2.0 Holding Period End Date, Rider Reset Effective Date, allocation restrictions, IPR 2.0 charge or Rider Risk Charge Adjustment, if applicable.

If you select IPR 2.0, you will be allowed to allocate your premium payments to the Investment Divisions, an Asset Allocation Model and the DCA Advantage Account subject to the restrictions set forth in Appendix 1.

The Fixed Account is not available while the IPR 2.0 is in effect and prior to the IPR 2.0 Holding Period End date. Upon any termination of the IPR 2.0, the Fixed Account will be an available investment option. If you select the IPR 2.0, there will be limitations on how you allocate to the Investment Divisions. You may allocate your premium payment to Investment Divisions in the Asset Allocation Categories in accordance with the specified thresholds, or to one of the available Asset Allocation Models. Individual transfers between Investment Divisions, the DCA Advantage Account and/or Asset Allocation Models are not allowed. If you wish to complete an individual transfer between the Investment Divisions, or change to a different Asset Allocation Model, you must send a reallocation form to VPSC at one of the addresses in Question 16 of this Prospectus. Each policy quarter, we will automatically rebalance your current allocations to conform to your most recent allocation instructions. The Investment Division restrictions associated with the IPR 2.0 seek to moderate overall volatility or hedge against down-market volatility, and may limit your participation in positive investment performance. Other investment options that are available if you do not select the IPR 2.0 may offer the potential for higher returns. You should consult with your registered representative and carefully consider whether the Investment Division restrictions associated with the IPR 2.0 meet your investment objectives and risk tolerance. The Asset Allocation Categories and the Asset Allocation Models available with IPR 2.0 are set forth in Appendix 1.

If you choose an IPR Reset, the restrictions on investment allocations may change. These changes could include an adjustment to the minimum and/or maximum allocation percentages available under the Asset Allocation Categories, adding or removing Asset Allocation Models, or discontinuing the availability of the DCA Advantage Account.

With the IPR 2.0, you do not have to surrender the policy in order to receive any applicable benefit. You will be eligible to receive any benefit payable on the Policy Anniversary for the Holding Period you chose after the later of the Policy Date or the most recent reset date. We will inform you in writing in the event that you are eligible to receive the one-time adjustment to your Accumulation Value under the IPR 2.0. You do not need to take any action. We will also inform you of your options in the event that such one-time adjustment is made to your Accumulation Value which are to (i) surrender the policy and receive the adjusted Accumulation Value (which may be subject to surrender charges), or (ii) continue the policy at the adjusted Accumulation Value, which is subject to market fluctuation. If you are eligible to receive an adjustment, we will credit an amount to your Accumulation Value pro rata in accordance with your allocations currently on file. If you surrender the policy, amounts paid to you under the IPR 2.0 may be taxable and you may be subject to a 10% penalty tax if such amounts are paid before you reach age 59 1/2.

You may cancel the IPR 2.0 within thirty (30) days after delivery of the policy without incurring the Rider Risk Charge Adjustment. To cancel, you must return the IPR 2.0 to VPSC at one of the addresses listed in Question 16 of this Prospectus or to the registered representative through whom you purchased it with a written request for cancellation. Upon receipt of this request, we will promptly cancel the IPR 2.0 and refund any IPR 2.0 charges which may have been deducted. After this 30-day period, you still have the right to discontinue the IPR 2.0, however, we will deduct a Rider Risk Charge Adjustment from your Accumulation Value and we will not refund any IPR 2.0 charges that may have been deducted. (See “OTHER CHARGES—Rider Risk Charge Adjustment.”) Certain jurisdictions may not permit us to assess a Rider Risk Charge Adjustment; for more information, contact your registered representative or see “Appendix 3 – State Variations”. The cancellation of the IPR 2.0 after the 30-day period will be effective as of the date VPSC receives your cancellation request. You should consider the cost of cancelling the IPR 2.0 prior to selecting it.

The IPR 2.0 is available with all Non-Qualified, IRA, SEP IRA, Simple IRA, Roth IRA, Keogh and Pension policies if the Owner (youngest Owner, if the Policy is jointly owned) is age 75 or younger (70 or younger for the 20-year Holding Period) on the Rider Effective Date. The rider is not available on TSA and Inherited IRA policies.

The IPR 2.0 will provide no benefit if you surrender the policy before the Policy Anniversary on which you are eligible to receive a potential one-time adjustment to your Accumulation Value. Therefore, you should select the IPR 2.0 only if you intend to keep the policy for at least the rider Holding Period you choose (12, 13, 14, 15 or 20 years).

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In most jurisdictions, the IPR 2.0 will terminate if an ownership change or assignment of the policy is made, other than as explicitly described in the rider.

Partial withdrawals will reduce the Guaranteed Amount proportionally and the amount of charges assessed for the IPR 2.0. While the IPR 2.0 is in effect, partial withdrawals will be deducted proportionally from the Allocation Options. However, please note that charges assessed for the IPR 2.0 prior to the date of any partial withdrawal (including required minimum distributions from IRAs) will not be retroactively adjusted. It is important to note that if you take partial withdrawals (including required minimum distributions from IRAs) while the IPR 2.0 is in effect, you may not be able to receive the full value of the IPR 2.0. As a result, the IPR 2.0 may not be appropriate for you if you intend to take partial withdrawals (including required minimum distributions from IRAs) before the end of the rider Holding Period you choose. You should consult your tax advisor if you have any questions about the use of the IPR 2.0 in your tax situation.

We have set forth below an example of how the benefit from the IPR 2.0 may be realized and how partial withdrawals (including required minimum distributions from IRAs) will impact the Guaranteed Amount. In this example, we have assumed the following:

(1)	IPR 2.0 with a 12, 13, 14, or 15 year Holding Period is selected at the time of application;

(2)	An initial premium payment of $100,000 is made;

(3)	A Premium Credit of $3,000 is applied to your policy;

(4)	No additional premium payments are made;

(5)	A withdrawal of $20,000 is made in the eighth policy year;

(6)	The Accumulation Value immediately preceding the withdrawal has decreased to $80,000; and

(7)	The Accumulation Value on the Policy Anniversary corresponding to the Holding Period you chose has decreased to $50,000.

The Guaranteed Amount when we issued the policy was $103,000. When the partial withdrawal was made in the eighth Policy Year, We reduced the Guaranteed Amount by the amount of the Guaranteed Amount Proportional Reduction. We calculated the amount of the Guaranteed Amount Proportional Reduction by taking the requested withdrawal amount, dividing it by the Accumulation Value immediately preceding the withdrawal, and then multiplying that number by the Guaranteed Amount immediately preceding the withdrawal.

Guaranteed Amount Proportional Reduction = ($20,000/$80,000) x $103,000 = $25,750

To determine the new Guaranteed Amount after the withdrawal, we subtracted the amount of the Guaranteed Amount Proportional Reduction from the initial Guaranteed Amount: ($103,000 – $25,750) = $77,250.

On the Policy Anniversary for the Holding Period you chose, the Accumulation Value ($50,000) is less than the Guaranteed Amount of $77,250. Therefore, you are eligible to receive a one-time adjustment to your Accumulation Value of $27,250.

If you had chosen the 20-year Holding Period, the Guaranteed Amount would have been $115,875 (150% of $77,250), and the one-time adjustment would be $65,875.

After the adjustment is paid, the rider will end (See IPR 2.0 DEATH BENEFIT regarding the terms under which such death benefit may continue after the IPR 2.0 ends). You would not have been eligible to receive this adjustment to your Accumulation Value if you had not purchased the IPR 2.0 Rider.

Upon your death, the IPR 2.0 and the policy will terminate unless your spouse chooses to continue the policy. Your spouse must be the sole primary beneficiary in order to continue the IPR 2.0 and the policy. If your spouse chooses to continue the IPR 2.0 and the policy, no death benefit proceeds will be paid upon your death.

IPR 2.0 Death Benefit.

The IPR 2.0 death benefit is available in jurisdictions where approved (see “Appendix 3 – State Variations” for more information).

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For the 12, 13, 14 and 15 year Holding Periods:

If the Owner dies on or before the IPR 2.0 Holding Period End Date and the Owner’s spouse does not continue the policy pursuant to the policy’s death benefit provisions, the death benefit will be equal to the greatest of 1, 2 and 3(a).

If the Owner dies after the IPR 2.0 Holding Period End Date and the Owner’s spouse does not continue the policy pursuant to the policy’s death benefit provisions, the death benefit will be equal to the greatest of 1, 2 and 3(b).

(1) The amount of the death benefit payable under the policy. (See “DISTRIBUTIONS UNDER THE POLICY – Death Before Annuity Commencement”.)

(2) Any death benefit available under any other rider attached to the policy.

(3) The IPR 2.0 Death Benefit, which is:

(a) The Guaranteed Amount reduced by any Premium Credits applied within twelve (12) months of the date of death; or

(b) The Guaranteed Amount on the IPR 2.0 Holding Period End Date, increased by any premium payments received after the IPR 2.0 Holding Period End Date and reduced proportionally for Partial Withdrawals taken after the IPR 2.0 Holding Period End Date.

For the IPR 2.0 Death Benefit in (b) above, the proportional reduction for Partial Withdrawals is equal to the amount withdrawn (including any Surrender Charges that you may incur as a result of the withdrawal), divided by the policy’s Accumulation Value immediately preceding the withdrawal, multiplied by the IPR 2.0 Death Benefit immediately preceding the withdrawal. Premium Credits applied after the IPR 2.0 Holding Period End Date are not applied to the IPR 2.0 Death Benefit and therefore do not increase the IPR 2.0 Death Benefit.

For the 20 year Holding Period:

If the Owner dies within the last two (2) years of the rider Holding Period and the Owner’s spouse does not continue the policy pursuant to the policy’s death benefit provisions, the death benefit will be equal to the greatest of 1, 2 and 3(a).

If the Owner dies before the last two (2) years of the rider Holding Period and the Owner’s spouse does not continue the policy pursuant to the policy’s death benefit provisions, the death benefit will be equal to the greatest of 1, 2 and 3(b).

If the Owner dies after the IPR 2.0 Holding Period End Date and the Owner’s spouse does not continue the policy pursuant to the policy’s death benefit provisions, the death benefit will be equal to the greatest of 1, 2 and 3(c).

(1) The amount of the death benefit payable under the policy. (See “DISTRIBUTIONS UNDER THE POLICY – Death Before Annuity Commencement”.)

(2) Any death benefit available under any other rider attached to the policy.

(3) The IPR 2.0 Death Benefit, which is:

(a) The Guaranteed Amount; or

(b) A portion of the Guaranteed Amount which is determined by dividing the Guaranteed Amount by 150%, reduced by any Premium Credits applied within twelve (12) months of the date of death; or

(c) The Guaranteed Amount on the IPR 2.0 Holding Period End Date, increased by any premium payments received after the IPR 2.0 Holding Period End Date and reduced proportionally for Partial Withdrawals taken after the IPR 2.0 Holding Period End Date.

For the IPR 2.0 Death Benefit in (c) above, the proportional reduction for Partial Withdrawals is equal to the amount withdrawn (including any Surrender Charges that you may incur as a result of the withdrawal), divided by the policy’s Accumulation Value immediately preceding the withdrawal, multiplied by the IPR 2.0 Death Benefit immediately preceding the withdrawal. Premium Credits

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applied after the IPR 2.0 Holding Period End Date are not applied to the IPR 2.0 Death Benefit and therefore do not increase the IPR 2.0 Death Benefit.

Payment of a death benefit terminates the IPR 2.0.

It is important to note that for purposes of calculating the Guaranteed Amount under the IPR 2.0 Death Benefit, Partial Withdrawals (including required minimum distributions) proportionally reduce the Guaranteed Amount while additional premium payments increase the Guaranteed Amount dollar for dollar. This means that under certain market conditions, a Partial Withdrawal will cause a greater decrease to the Guaranteed Amount relative to the Guaranteed Amount from a premium payment of the same amount as the Partial Withdrawal.

(e) Annual Death Benefit Reset (ADBR) Rider (optional)

You may enhance your Policy’s standard death benefit by purchasing the optional ADBR Rider. The ADBR Rider is available only at the time of application, in jurisdictions where approved. If you select this rider and you die prior to the Annuity Commencement Date, we will pay an amount as proceeds to the designated Beneficiary, as of the date we receive proof of death and all requirements necessary to make the payment at VPSC. For policies owned by a grantor trust, all of whose grantors are individuals, benefits will be paid upon the death of any grantor. The amount will be the greater of:

(a)	the death benefit payable under the policy (See “DISTRIBUTIONS UNDER THE POLICY – Death Before Annuity Commencement”); or

(b)	the “Reset Value”, as defined in the next paragraph, plus any additional premium payments made since the most recent “Reset Anniversary”, and less (i) any Premium Credits, if credited to the policy within the twelve (12) months immediately preceding death, and (ii) any proportional withdrawals (“Reset Value Proportional Reductions”) made since the most recent Reset Anniversary; or

(c)	any death benefit available under any other rider attached to the policy.

We automatically calculate the Reset Value, with respect to any policy, every year from the Policy Date (“Reset Anniversary”) until you reach age 80 (or the Annuitant if the Owner is not a natural person). For policies owned by a grantor trust, the Reset Value will be calculated until any grantor reaches age 80. On the first Policy Anniversary, the Reset Value is defined as the greater of (a) the Accumulation Value on the first Policy Anniversary; and (b) the Return of Premium Death Benefit. The Reset Value on the second and each subsequent Reset Anniversary is defined as the greatest of (a) the Accumulation Value on the current Reset Anniversary; and (b) the Reset Value on the prior Reset Anniversary, plus any premium payments made and, if applicable, any Premium Credits applied since the prior Reset Anniversary, less any ADBR Proportional Withdrawals since the prior Reset Anniversary.

The rider benefit will no longer reset after the Owner’s death or for grantor trust owned policies, the death of any grantor. The only exception is if the policy remains inforce under the spousal option provision of the Policy, if available. If the Owner is not a natural person, or a grantor trust, the rider benefit will no longer reset after the death of the Annuitant. In addition, in jurisdictions where approved, if an ownership change or assignment of the policy is made, other than as explicitly described in the rider, the rider will terminate and no Reset Value will be payable. If the rider is terminated, the death benefit payable will be the benefit provided in the Death Before Annuity Commencement section of this Prospectus.

A Reset Value Proportional Reduction is an amount equal to the amount withdrawn from the policy, after the first Policy Anniversary, (including applicable surrender charges), divided by the policy’s Accumulation Value immediately preceding the withdrawal, multiplied by the Reset Value immediately preceding the withdrawal.

We have set forth below an example of how the ADBR Rider works for an owner who is age 63. The current annual rider charge is 0.25% (for policies applied for on or after May 1, 2016) of the Reset Value as of the last Policy Anniversary, deducted quarterly. In this example, we have assumed the following:

(1)	you purchase this policy with a $200,000 initial premium payment (no additional premium payments are made); a Premium Credit of $6,000 is applied to this payment

(2)	the Accumulation Value as of the first Policy Anniversary is $250,000 (this is the Reset Value)

(3)	the current Accumulation Value is $240,000

(4)	you make a partial withdrawal of $15,000 in the Policy Year 2 (no surrender charges are applicable)

(5)	you die at the beginning of the second policy quarter of Policy Year 2 after the withdrawal

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(6)	the Accumulation Value on the date we receive the necessary requirements to pay the death benefit is $225,000 ($240,000 – $15,000)

(7)	the charge for the ADBR Rider is assessed (for policies applied for on or after May 1, 2016): 0.25% annually (0.0625% per quarter)

(8)	the Death Benefit is the greatest of:

a)	the Accumulation Value

= $225,000

b)	the Return of Premium Death Benefit

= $187,500

c)	the “Reset Value,” which is the greatest of:

1.	the Accumulation Value

= $225,000

2.	the prior Reset Value as of the last Reset Anniversary, plus any premium payments and any Premium Credits made since the prior Reset Anniversary (less any applicable Premium Credits, if credited to the Accumulation Value within the twelve months immediately preceding death), less Reset Value Proportional Reductions since the prior Reset Anniversary. = $234,375

In this example, your Beneficiary would receive $234,375.00.

The ADBR Rider ends upon the earliest of the following:

1)	the Annuity Commencement Date,

2)	the date you surrender the policy

3)	an ownership change or assignment of the policy, other than as described in the rider, or

4)	the date we terminate the policy.

Notwithstanding the foregoing, if your spouse, as the sole primary Beneficiary, elects to continue the policy as the new Owner upon your death, the Rider will not end and all of the Rider’s provisions and quarterly charges will continue to be deducted as if the new Owner had purchased the policy on the original Policy Date.

You cannot cancel this Rider without surrendering your policy.

(f) Investment Preservation Rider/Annual Death Benefit Reset Rider Package (optional and available only with policies applied for before May 1, 2016)

If you elected the Investment Preservation Rider/Annual Death Benefit Reset Rider combination package (“IPR + ADBR”) (in jurisdictions where available) before May 1, 2016, you will receive a discount on the charges for both the ADBR and IPR Riders. Please note that if the IPR Rider is cancelled, the charge for the ADBR Rider will revert to the charge that is assessed for that rider, if purchased separately. See “CHARGES AND DEDUCTIONS — Investment Preservation Rider/Annual Death Benefit Reset Rider Package Charge” for more details. There is no IPR + ADBR discount available for policies issued on and after May 1, 2016.

Policyowner Inquiries

Your inquiries and written requests for service must be addressed to NYLIAC as indicated in the response to Questions 16, 17 and 18 of this Prospectus. Faxed and e-mailed requests are not currently acceptable, however, we reserve the right to accept them at our discretion. All phone calls for service requests are recorded. We will confirm all transactions in writing. If you feel that a transaction has been processed incorrectly, it is your responsibility to contact us in writing and provide us with all relevant details. To correct an error, we must receive your request for correction within fifteen (15) days of the date of the confirmation with the transaction in question. You must provide us with the nature of the error, the date of the error and any other relevant details.

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Records and Reports

NYLIAC will mail to you at your last known address of record, at least semi-annually after the first Policy Year, reports containing information required under the federal securities laws or by any other applicable law or regulation. Generally, NYLIAC will immediately mail to you confirmation of any transactions involving the Separate Account. When we receive premium payments on your behalf involving the Separate Account initiated through pre-authorized monthly deductions from banks (“Check-o-Matic”), payments forwarded by your employer (“list billing”), or through other payments made by pre-authorized deductions to which we agree, a summary of these policy transactions will only appear on your quarterly statement and you will not receive a confirmation statement after each such transaction. It is important that you review your confirmation and quarterly statements immediately to ensure that there are no errors. In order to correct an error, you must call it to our attention within fifteen (15) days of the date of the statement. It is important that you inform NYLIAC of an address change so that you can receive these policy statements (see Question 17 of this Prospectus). In the event your statement is returned from the US Postal Service as undeliverable, we reserve the right to suspend mailing future correspondence and also suspend current transaction processing until an accurate address is obtained. In addition, no new service requests can be processed until a valid current address is provided.

CHARGES AND DEDUCTIONS

Surrender Charges

Since no deduction for a sales charge is made from premium payments, we impose a surrender charge on certain partial withdrawals and surrenders of the policies. The surrender charge covers certain expenses relating to the sale of the policies, including commissions to registered representatives and other promotional expenses. We measure the surrender charge as a percentage of the amount withdrawn or surrendered. The surrender charge may apply to amounts applied under certain Income Payment options.

If you surrender your policy, we deduct the surrender charge from the amount paid to you. However, you can withdraw any investment gains under your policy without a surrender charge (see “Exceptions to Surrender Charges”, below). In the case of a partial withdrawal, you can direct NYLIAC to take surrender charges either from the remaining value of the Allocation Options and/or the DCA Advantage Account from which the partial withdrawals are made, or from the amount paid to you. If the remaining value in an Allocation Option and/or the DCA Advantage Account is less than the necessary surrender charge, we will not process the withdrawal.

The maximum surrender charge will be 8% of the amount withdrawn. The percentage of the surrender charge varies, depending upon the length of time a premium payment is in your policy before it is withdrawn. For purposes of calculating the applicable surrender charge, we deem premium payments to be withdrawn on a first-in, first-out basis. Unless required otherwise by state law, the surrender charge for amounts withdrawn or surrendered during the first two Payment Year(s) following the premium payment to which such withdrawal or surrender is 8% of the amount withdrawn or surrendered. This charge then declines by 1% per year for each additional Payment Year, until the eighth Payment Year, after which no charge is made, as shown in the following chart:

Amount of Surrender Charge

Payment Year	Surrender Charge
1	8%
2	8%
3	7%
4	6%
5	5%
6	4%
7	3%
8	2%
9+	0%

In no event will the aggregate surrender charge applied under the policy exceed nine percent (9.0%) of the total premium payments.

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Exceptions to Surrender Charges

We will not assess a surrender charge:

(a)	on amounts you withdraw in any Policy Year that are less than or equal to the greater of (i) 10% of the Accumulation Value as of the last Policy Anniversary (10% of the premium payment if the withdrawal is made in the first Policy Year) less any prior surrender charge free withdrawals during the Policy Year; (ii) 10% of the Accumulation Value at the time of withdrawal, less any prior surrender charge free withdrawals during the Policy Year; or (iii) the Accumulation Value less accumulated premium payments.

(b)	if NYLIAC cancels the policy;

(c)	when we pay proceeds upon the death of the policyowner;

(d)	when you select a Life Income Payment option in any Policy Year after the first Policy Anniversary;

(e)	when a required minimum distribution calculated based on the value of this policy is made under a Qualified Policy (this amount will, however, count against the first exception);

(f)	on withdrawals you make under the Living Needs Benefit/Unemployment Rider;

(g)	on monthly or quarterly periodic partial withdrawals made pursuant to Section 72(t)(2)(A)(iv) of the Code;

(h)	when the aggregate surrender charges under a policy exceed 9.0% of the total premium payments; and

(i)	on amounts applied to Future Income Purchases, if applicable.

Other Charges

(a) Mortality and Expense Risk and Administrative Costs Charge

Prior to the Annuity Commencement Date, we deduct a charge from the assets of the Separate Account to compensate us for certain mortality and expense risks and administrative costs (M&E Charge) we assume under the policies and for providing policy administration services. You may choose to have the M&E Charge assessed based on either the Accumulation Value of the policy or the Adjusted Premium Payments.

We reduce the M&E Charge at the end of the period during which a surrender charge applies to the initial premium payment (the “Surrender Charge Period”).

For Accumulation Value based policies applied for on and after May 1, 2016, we assess the following M&E Charges:

•	During the Surrender Charge Period for the initial premium, the M&E Charge is 1.50% (annualized) of the daily average Variable Accumulation Value.

•	After the end of the Surrender Charge Period for the initial premium, the M&E Charge is 1.30% (annualized) of the daily average Variable Accumulation Value.

For Premium based policies applied for on and after May 1, 2016, we assess the following M&E Charges, which are deducted from the Investment Divisions through a reduction in Accumulation Units each policy quarter (excluding premiums allocated to the Fixed Account that are not transferred to the Investment Divisions):

•	During the Surrender Charge Period for the initial premium, the M&E Charge is 1.60% (annualized) of the Adjusted Premium Payments

•	After the end of the Surrender Charge Period for the initial premium, the M&E Charge is 1.40% (annualized) of the Adjusted Premium Payments.

For Accumulation Value based policies applied for before May 1, 2016, we assess the following M&E Charges:

•	During the Surrender Charge Period for the initial premium, the M&E Charge is 1.60% (annualized) of the daily average Variable Accumulation Value.

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•	After the end of the Surrender Charge Period for the initial premium, the M&E Charge is 1.40% (annualized) of the daily average Variable Accumulation Value.

For Premium based policies applied for before May 1, 2016, we assess the following M&E Charges, which are deducted from the Investment Divisions through a reduction in Accumulation Units each policy quarter (excluding premiums allocated to the Fixed Account that are not transferred to the Investment Divisions):

•	During the Surrender Charge Period for the initial premium, the M&E Charge is 1.70% (annualized) of the Adjusted Premium Payments

•	After the end of the Surrender Charge Period for the initial premium, the M&E Charge is 1.50% (annualized) of the Adjusted Premium Payments.

For Accumulation Value based M&E Charge policies, the M&E Charge may vary based on the Accumulation Value of the policy when the M&E Charge is assessed. In most jurisdictions, for Premium based M&E Charge policies, the M&E Charge is assessed based on the Adjusted Premium Payments and will not vary with fluctuations in the policy’s Accumulation Value. We guarantee that this charge will not increase. If the charge is insufficient to cover actual costs and assumed risks, the loss will fall on NYLIAC. We expect to profit from this charge. We may use these proceeds for any corporate purpose, including expenses relating to the sale of the policies, to the extent that surrender charges do not adequately cover sales expenses.

The amount of Premium based M&E Charges assessed to your policy will be unaffected by fluctuations in market performance. In a rising market, the Premium based M&E Charge structure will benefit the policyowner because the Premium based M&E Charge, when measured as a percentage of separate account assets, will be reduced. In a flat or declining market, the Premium based M&E Charge structure will result in an increase in the charge when measured against separate account assets. The amount of Accumulation Value based M&E Charges assessed to your policy will be affected by fluctuations in market performance. However, the Accumulation Value based M&E Charge structure may be more advantageous in a flat or declining market.

The mortality risk assumed is the risk that Annuitants as a group will live for a longer time than our actuarial tables predict. As a result, we would be paying more Income Payments than we planned. We also assume a risk that the mortality assumptions reflected in our guaranteed annuity payment tables, shown in each policy, will differ from actual mortality experience. Lastly, we assume a mortality risk that, at the time of death, the guaranteed minimum death benefit will exceed the policy’s Accumulation Value. The expense risk assumed is the risk that the cost of issuing and administering the policies will exceed the amount we charge for these services. We expect to make a profit from this charge, which we may use for any purpose, including expenses associated with the Premium Credit.

(b) Policy Service Charge

We deduct an annual policy service charge of $30 each Policy Year on the Policy Anniversary and upon surrender of the policy if on the Policy Anniversary and date of surrender the Accumulation Value is less than $100,000. We deduct the annual policy service charge from each Allocation Option and the DCA Advantage Account, if applicable, in proportion to its percentage of the Accumulation Value on the Policy Anniversary or date of surrender. This charge is designed to cover the costs for providing services under the policy such as collecting, processing and confirming premium payments and establishing and maintaining the available methods of payment.

(c) Investment Preservation Rider and Investment Preservation Rider 2.0 Charge

The IPR was and the IPR 2.0 is available only at the time of application in jurisdictions where approved. If you selected the IPR or select the IPR 2.0, we deduct a charge each policy quarter that the rider is in effect based on the amount that is guaranteed. We deduct this charge beginning with the first policy quarter after the Rider Effective Date. (See “RIDERS—Investment Preservation Rider (optional) and Investment Preservation Rider 2.0 (optional).”) Usually, we deduct the charge from each Allocation Option in proportion to its percentage of the Accumulation Value on the first Business Day of the applicable policy quarter.

The maximum annual charge is 1.50% of the amount that is guaranteed. We may set a lower charge at our sole discretion.

For IPRs applied for on and after May 1, 2016 and IPR 2.0, the current charge ranges from 0.55% to 0.95% of the amount that is guaranteed, applied on a quarterly basis (0.1375% to 0.2375% per quarter), depending on the Holding Period you choose.

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For IPRs applied for before May 1, 2016, the current charge ranges from 0.30% to 0.65% of the amount that is guaranteed, applied on a quarterly basis (0.075% to 0.1625% per quarter), depending on the Holding Period you chose. For IPR Resets on or after May 1, 2016, the current charge ranges from 0.50% to 0.85% of the amount that is guaranteed, applied on a quarterly basis (0.125% to 0.2125% per quarter).

If you reset the amount that is guaranteed, a new charge for the IPR and IPR 2.0 may apply. This charge may be more or less than the charge currently in effect on your policy, but will never exceed the stated guaranteed maximum. The charge in effect on the Rider Effective Date or on the Rider Reset Effective Date of any reset will not change after the date the rider (or any reset) becomes effective, unless you again reset the amount that is guaranteed. We will continue to deduct the current charge until the first policy quarter following the Rider Reset Effective Date.

(d) Rider Risk Charge Adjustment

If you cancel the IPR or IPR 2.0 after thirty (30) days, we will deduct a one-time Rider Risk Charge Adjustment from your Accumulation Value. The cancellation will be effective on the date that VPSC (at one of the addresses listed in Question 16 of this Prospectus) receives your cancellation request. (See “RIDERS—Investment Preservation Rider (optional) and Investment Preservation Rider 2.0 (optional)”). In most jurisdictions, we will deduct the Rider Risk Charge Adjustment from an Investment Division or the DCA Advantage Account in proportion to its percentage of the Accumulation Value on that day. We will not deduct this charge if you surrender your policy. However, surrender charges may apply. Certain jurisdictions do not permit us to assess the Rider Risk Charge Adjustment, for more information about the jurisdiction where your policy was issued, contact your registered representative.

We will not change the adjustment for a particular policy once it is set on the date the rider takes effect, unless you reset the applicable IPR Holding Period. The maximum Rider Risk Charge Adjustment is 2.00% of the amount that is guaranteed, except in the case of the 20 year rider Holding Period, which has a 1.00% maximum. We are currently charging the maximum amount. We may set a lower charge at our sole discretion. You should check with your registered representative to determine the percentage we are currently charging before you select this feature.

If you reset the amount that is guaranteed, a new Rider Risk Charge Adjustment may apply. This charge may be more or less than the charge currently in effect on your policy, but will never exceed the stated maximum. Upon an IPR Reset, any new percentage will be effective on the Rider Reset Effective Date.

(e) Fund Charges

The value of the assets of the Separate Account will indirectly reflect the Funds’ total fees and expenses. The Funds’ total fees and expenses are not part of the policy. They may vary in amount from year to year. These fees and expenses are described in detail in the relevant Fund’s prospectus and/or SAI.

Certain Eligible Portfolios may also impose liquidity or redemption fees on withdrawals (including transfers) pursuant to SEC rules, including Rules 2a-7 or 22c-2 under the Investment Company Act of 1940. In such cases, we would administer the Fund fees and deduct them from you Accumulation Value or transaction proceeds.

(f) Transfer Fees

There is no charge for the first 12 transfers in any one Policy Year. NYLIAC reserves the right to charge up to $30 for each transfer in excess of 12, subject to any applicable state insurance law requirements. Transfers made under traditional Dollar Cost Averaging, Interest Sweep, the DCA Advantage Account and Automatic Asset Rebalancing do not count toward this transfer limit.

(g) Annual Death Benefit Reset (ADBR) Rider Charge

If you select the ADBR Rider, we will deduct a charge each policy quarter that the Rider is in effect based on the amount that is guaranteed as of the last Reset Anniversary, less any Reset Value Proportional Reductions. In most jurisdictions, this charge will be deducted from each Investment Division, the DCA Advantage Account and the Fixed Account, in proportion to its percentage of the Accumulation Value of the applicable quarter and will not reduce your Adjusted Premium Payments. However, for policies issued in New York, this charge will be deducted only from the Variable Accumulation Value. This charge will continue to be deducted while the policy remains in-force.

If you applied for your policy before May 1, 2016, the charge for the ADBR Rider is based upon your age when the policy is issued, which will not change. The maximum annual charge is 1.00% of the most recent reset amount, or the

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initial premium payment in the first Policy Year. You should check with your registered representative to determine the percentage we are currently charging. For policies applied for before May 1, 2016, the ADBR Rider charge is as follows:

Age of Oldest Owner at Issue	Annual Charge
65 or younger	0.30% (.0750% per quarter)
66 to 75 inclusive	0.35% (.0875% per quarter)

If you applied for your policy on and after May 1, 2016, the charge for the ADBR Rider, for policyholders of all ages, is 0.25% per year (0.0625% per quarter).

(h) Investment Preservation Rider/Annual Death Benefit Reset Rider Package Charge (available only with policies applied for before May 1, 2016)

For policies applied for before May 1, 2016, if you selected the Investment Preservation Rider/Annual Death Benefit Reset Rider combination package (“IPR + ADBR”) (in jurisdictions where available), we will deduct reduced ADBR and IPR rider charges each policy quarter that the IPR + ADBR package is in effect. The maximum annual charge for the combination of the ADBR and IPR rider is 2.00%. With the IPR + ADBR package, the current ADBR rider charge is 0.25% of the most recent reset amount, applied on a quarterly basis. With the IPR + ADBR package, the current IPR rider charge ranges from 0.25% to 0.60% of the amount that is guaranteed under the IPR, applied on a quarterly basis, depending on the IPR Holding Period you choose, unless you reset the guaranteed amount of the IPR. With the IPR + ADBR package, after an IPR Reset the current IPR rider charge ranges from 0.45% to 0.80% of the amount that is guaranteed under the IPR, applied on a quarterly basis, depending on the IPR Holding Period you choose. Please note that if IPR is cancelled, the charge for the ADBR Rider will revert to the charge that is assessed for that rider, if purchased separately. For policies applied for on and after May 1, 2016, there is no discount for selecting an IPR + ADBR package.

Group and Sponsored Arrangements

For certain group or sponsored arrangements, we may reduce the surrender charge and the policy service charge or change the minimum initial and additional premium payment requirements. Group arrangements include those in which a trustee or an employer, for example, purchases policies covering a group of individuals on a group basis. Sponsored arrangements include those in which an employer allows us to sell policies to its employees or retirees on an individual basis.

Our costs for sales, administration, and mortality generally vary with the size and stability of the group among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, including our requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy policies or that have been in existence less than six months will not qualify for reduced charges.

We will make any reductions according to our rules in effect when an application or enrollment form for a policy is approved. We may change these rules from time to time. Any variation in the surrender charge or policy service charge will reflect differences in costs or services and will not be unfairly discriminatory.

Taxes

NYLIAC may, where premium taxes are imposed by state law, deduct such taxes from your policy either: (i) when a surrender, Future Income Purchase or cancellation occurs, or (ii) at the Annuity Commencement Date or the Future Income Start Date. Applicable premium tax rates depend upon such factors as your current state of residency, and the insurance laws and NYLIAC’s status in states where premium taxes are incurred. Current premium tax rates range from 0% to 3.5%. Applicable premium tax rates are subject to change by legislation, administrative interpretations or judicial acts.

We may in the future seek to amend the policies to deduct premium taxes when a premium payment is received.

Under present laws, NYLIAC will also incur state and local taxes (in addition to the premium taxes described above) in several states. NYLIAC may assess charges for such taxes.

NYLIAC does not expect to incur any federal income tax liability attributable to investment income or capital gains retained as part of the Separate Account reserves under the policies. (See “FEDERAL TAX MATTERS.”) Based upon

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these expectations, no charge is being made currently for corporate federal income taxes which may be attributable to the Separate Account. Such a charge may be made in future years for any federal income taxes NYLIAC incurs.

DISTRIBUTIONS UNDER THE POLICY

Surrenders and Withdrawals

You can make partial withdrawals, periodic partial withdrawals, hardship withdrawals or surrender the policy to receive part or all of the Accumulation Value at any time before the Annuity Commencement Date and while the Annuitant is living. To request a surrender or withdrawal, you can send a written request in Good Order to VPSC at one of the addresses listed on Question 16 of this Prospectus, or utilize any other method we make available. Faxed and e-mailed requests are not currently acceptable, however, we reserve the right to accept them at our discretion. If the request is in Good Order, the amount available for withdrawal is the Accumulation Value at the end of the Business Day that VPSC receives the written request, less any outstanding loan balance, surrender charges, taxes that we may deduct, and the annual policy service charge, if applicable. If you have not provided us with a written election not to withhold federal income taxes at the time you make a withdrawal or surrender request, NYLIAC must by law withhold such taxes from the taxable portion of any surrender or withdrawal. We will remit that amount to the federal government. In addition, some states have enacted legislation requiring withholding. You can also request a partial withdrawal online using “My Account” at www.newyorklife.com. Currently, online withdrawals cannot exceed $10,000. NYLIAC will pay all surrenders or withdrawals within seven days of receipt of all required information in Good Order (including documents necessary to comply with federal and state tax law), subject to postponement in certain circumstances. (See “DELAY OF PAYMENTS.”)

Since you assume the investment risk with respect to amounts allocated to the Separate Account and because certain surrenders or withdrawals are subject to a surrender charge and premium tax deduction, the total amount paid upon surrender of the policy (taking into account any prior withdrawals) may be more or less than the total premium payments made.

Surrenders and withdrawals may be taxable transactions, and the Code provides that a 10% penalty tax may be imposed on certain early surrenders or withdrawals (the penalty tax is increased to 25% in the case of a distribution from a SIMPLE IRA within the first two years of your participation in the SIMPLE IRA Plan.) (See “FEDERAL TAX MATTERS—TAXATION OF ANNUITIES IN GENERAL.”) In addition, taxable surrenders and withdrawals may be subject to an additional 3.8 percent tax on net investment income. (See “FEDERAL TAX MATTERS—3.8 Percent Tax on Certain Investment Income.”)

(a) Surrenders

We may deduct a surrender charge and any state premium tax, if applicable, any outstanding loan balance, and the annual policy service charge, if applicable, from the amount paid. We will pay the proceeds in a lump sum to you unless you elect a different Income Payment method. If your address or bank account information has been on file with us for less than 15 days, we may require additional verification of your identity, in Good Order, before we will process a request to send surrender proceeds electronically to that bank account or through the mail to that address. For requests to surrender amounts greater than $50,000, we may require a notarized confirmation of the owner(s) signature or medallion signature guarantee. (See “INCOME PAYMENTS.”) Surrenders may be taxable transactions and the 10% penalty tax provisions may be applicable. (See “FEDERAL TAX MATTERS—TAXATION OF ANNUITIES IN GENERAL.”)

(b) Partial Withdrawals

The minimum amount that can be withdrawn is $500, unless we agree otherwise. We will withdraw the amount from the Allocation Options in accordance with your request. However, if you do not specify how to allocate a partial withdrawal among the Allocation Options or if the IPR or IPR 2.0 is in effect, we will deduct the partial withdrawal on a pro-rata basis. Your requested partial withdrawal will be effective on the date we receive your request in Good Order at the VPSC or online, through “My Account” at www.newyorklife.com. However, if that day is not a Business Day or if your request is received after the close of the NYSE, then the requested partial withdrawal will be effective on the next Business Day. Generally, we will pay the partial withdrawal within seven days of that date. Partial withdrawals may be taxable transactions and the 10% penalty tax provisions may be applicable. (See “FEDERAL TAX MATTERS—TAXATION OF ANNUITIES IN GENERAL.”)

If the requested partial withdrawal is equal to the value in any of the Allocation Options from which the partial withdrawal is being made, we will pay the entire value of that Allocation Option and/or the DCA Advantage Account, less any surrender charge that may apply to you. If honoring a partial withdrawal request would result in an Accumulation

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Value that would provide Income Payments of less than $20 per month on the Annuity Commencement Date, we reserve the right to terminate your policy and pay you the Accumulation Value in a single sum, subject to any applicable state insurance law or regulation. We will notify you of our intention to exercise this right and give you 90 days to make a premium payment. If we terminate your policy, we will pay you the Accumulation Value of your policy in one lump sum.

Also note that partial withdrawal requests for amounts greater than $50,000 must be received in Good Order and we may require a notarized confirmation of the Owner(s) signature or a medallion signature guarantee. If your address or bank account information has been on file with us for less than 30 days, we will either require the request in writing or require additional verification of your identity, in a means acceptable to us, before we will process a request to send partial withdrawal proceeds electronically to that bank account or through the mail to that address. In addition, partial withdrawal requests made from policies that are less than 90 days old or that had an ownership change within 30 days of such partial withdrawal request must be made in writing and sent to VPSC at one of the addresses noted in Question 16 of this Prospectus. Faxed and e-mailed requests are not currently acceptable, however, we reserve the right to accept them at our discretion.

(c) Periodic Partial Withdrawals

You may elect to receive regularly scheduled partial withdrawals from the policy. These periodic partial withdrawals may be paid on a monthly, quarterly, semi-annual, or annual basis. You will elect the frequency of the withdrawals and the day of the month for the withdrawals to be made (may not be the 29th, 30th or 31st of a month). We will make all withdrawals on the day of each calendar month you specify, or on the next Business Day (if the day you have specified is not a Business Day or does not exist in that month). To process Periodic Partial Withdrawals, you must send a written request in Good Order to VPSC at one of the addresses listed in Question 16 of this Prospectus. NYLIAC must receive a request in writing no later than five Business Days prior to the date the withdrawals are to begin. If your request for this option is received less than five Business Days prior to the date you request it to begin, the withdrawals will begin on the day of the month you specify in the month following the receipt of your request. Faxed and e-mailed requests are not currently acceptable, however, we reserve the right to accept them at our discretion. You must specify the Allocation Options from which the periodic partial withdrawals will be made. The minimum amount under this feature is $100, or such lower amount as we may permit. Periodic partial withdrawals may be taxable transactions and the 10% penalty tax provisions may be applicable. (See “FEDERAL TAX MATTERS—TAXATION OF ANNUITIES IN GENERAL.”) If you do not specify otherwise, we will withdraw money on a pro-rata basis from each Investment Division and/or the Fixed Account. You may not make periodic partial withdrawals from the DCA Advantage Account.

You can elect to receive “Interest Only” periodic partial withdrawals for the interest earned on monies allocated to the Fixed Account. This option is not available for policies issued in the State of New York. If this option is chosen, the $100 minimum for periodic partial withdrawals will be waived. However, you must have at least $5,000 in the Fixed Account at the time of each periodic partial withdrawal, unless we agree otherwise.

(d) Hardship Withdrawals

Under certain Qualified Policies, the Plan Administrator (as defined in Code Section 414(g)) may allow, in its sole discretion, certain withdrawals it determines to be “Hardship Withdrawals.” The surrender charge and 10% penalty tax, if applicable, and provisions applicable to partial withdrawals apply to Hardship Withdrawals.

Required Minimum Distribution Option

For IRAs, SIMPLE IRAs and SEP IRAs, the policyowner is generally not required to elect the required minimum distribution option until April 1st of the year following the calendar year he or she attains age 70 1/2. For TSAs, the policyowner is generally not required to elect the required minimum distribution option until April 1st of the year following the calendar year he or she attains age 70 1/2 or until April 1st of the year following the calendar year he or she retires, whichever occurs later. For Inherited IRAs, the policyowner is required to take the first required minimum distribution on or before December 31 of the calendar year following the year of the original owner’s death.

Our Right to Cancel

If we do not receive any premium payments for a period of two years, and the Accumulation Value of your policy would provide Income Payments of less than $20 per month on the Annuity Commencement Date, we reserve the right to terminate your policy subject to any applicable state insurance law or regulation. We will notify you of our intention to exercise this right and, provided that you are not older than the maximum age for making a premium payment as stated on the Policy Data Page, give you 90 days to make a premium payment. If we terminate your policy, we will pay you the Accumulation Value of your policy in one lump sum.

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Annuity Commencement Date

The Annuity Commencement Date is the date specified on the Policy Data Page. The Annuity Commencement Date is the day that Income Payments are scheduled to commence (sometimes referred to as annuitization of the policy) unless the policy has been surrendered or an amount has been paid as proceeds to the designated Beneficiary prior to that date. The earliest possible annuity commencement date is the first Policy Anniversary. If we agree, you may change the Annuity Commencement Date to an earlier date. If we agree, you may also defer the Annuity Commencement Date to a later date, provided that we receive notice in a form acceptable to us (or as required under state law) of the request at least one month before the last selected Annuity Commencement Date. To request to change or defer the Annuity Commencement Date to a later date, subject to the constraints noted above, you must provide notice in a form acceptable to us (or as required under state law) in Good Order to VPSC at one of the addresses listed in Question 16 of this Prospectus.

The Annuity Commencement Date and Income Payment method for Qualified Policies may also be controlled by endorsements, the plan, or applicable law.

Death Before Annuity Commencement

Unless amended by any rider attached to the policy, if the Owner dies prior to the Annuity Commencement Date, we will pay an amount as proceeds to the designated Beneficiary, as of the date VPSC receives proof of death and all other required information in Good Order at one of the addresses listed in Question 16 of this Prospectus. With a jointly owned policy, ownership rights and privileges under the policy must be exercised jointly and benefits under the policy will be paid upon the death of any joint owner. (See “FEDERAL TAX MATTERS—TAXATION OF ANNUITIES IN GENERAL.”) For policies owned by a grantor trust, all of whose grantors are individuals, benefits will be paid upon the death of any grantor. The amount will be the greatest of:

(a)	the Accumulation Value less any Premium Credits applied within the 12 months immediately preceding death (in states where permitted); or

(b)	the Return of Premium Death Benefit; or

(c)	the Accumulation Value as of the Policy Anniversary immediately following the expiration of the Surrender Charge Period for the first premium payment, plus any other premium payments made since that Policy Anniversary, reduced proportionally by any amounts withdrawn from the policy since that Policy Anniversary.

We will make payments in a lump sum to the Beneficiary unless you have elected or the Beneficiary elects otherwise in a signed written notice in Good Order. If such an election is properly made, we will apply all or part of these proceeds:

(i)	under the Life Income Payment option to provide an immediate annuity for the Beneficiary who will be the policyowner and Annuitant; or

(ii)	under another Income Payment option we may offer at the time.

Payments under the annuity or under any other method of payment we make available must be for the life of the Beneficiary, or for a number of years that is not more than the life expectancy of the Beneficiary at the time of the policyowner’s death (as determined for federal tax purposes), and must begin within one year after the policyowner’s death. (See “INCOME PAYMENTS.”)

If your spouse (as defined under Federal law) is the sole primary Beneficiary, we can pay the proceeds to the surviving spouse if you die before the Annuity Commencement Date or the policy can continue with the surviving spouse as (a) the new policyowner and, (b) the Annuitant, if you were the Annuitant. For policies with one Annuitant, if the Annuitant is not the Owner and the Annuitant dies before the Annuity Commencement Date, the Owner will become the Annuitant, and the policy will continue.

We will make any distribution or application of policy proceeds within 7 days after VPSC receives all documents (including documents necessary to comply with federal and state tax law) in connection with the event or election that causes the distribution to take place at one of the addresses listed in Question 16 of this Prospectus, subject to postponement in certain circumstances. (See “DELAY OF PAYMENTS.”)

Income Payments

(a) Election of Income Payment Options

On the Annuity Commencement Date, the Accumulation Value will be applied to provide a monthly Income Payment. We will make Income Payments under the Life Income – Guaranteed Period Payment option. However, on or before the

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Annuity Commencement Date, You can elect to receive Income Payments under such other option we may offer at that time where permitted by state laws. (See “ANNUITY PAYMENTS” in the Statement of Additional Information.) We will require that a lump sum payment be made if the Accumulation Value is an amount that would provide Income Payments of less than $20 a month on the Annuity Commencement Date. If the Life Income – Guaranteed Period Payment option is not chosen, you may change the Income Payment option or request any other method of payment we agree to at any time before the Annuity Commencement Date. To change the Income Payment option or to request another method of payment prior to the Annuity Commencement Date, you must send a written request in Good Order to VPSC at one of the addresses listed in Question 16 of this Prospectus. However, once payments begin, you may not change the option. If the Life Income Payment option is chosen, we may require proof of birth date before Income Payments begin. For Income Payment options involving life income, the actual age of the Annuitant(s) will affect the amount of each payment. Since payments based on older Annuitants are expected to be fewer in number, the amount of each annuity payment should be greater. We will make payments under the Life Income Payment option in the same specified amount and over the life of the Annuitant(s) with a guarantee of 10 years of payments, even if an Annuitant dies sooner. NYLIAC does not currently offer variable Income Payment options.

A policyholder may elect to apply a portion of the Accumulation Value toward one of the Income Payment options we may offer, while the remainder of the policy continues to accumulate income on a tax-deferred basis. This is called a partial annuitization. A partial annuitization will reduce the benefits provided under this policy. The Accumulation Value will be reduced by the amount placed under one of the Income Payment options we may offer. Under a partial annuitization, the policy’s Accumulation Value, any riders under the policy and any charges assessed will be treated the same as they would under any other withdrawal from the policy’s Accumulation Value, except that surrender charges will not be assessed. (See “FEDERAL TAX MATTERS.”)

Under Income Payment options involving life income, the Payee may not receive Income Payments equal to the total premium payments made under the policy if the Annuitant dies before the actuarially predicted date of death. We base Income Payment options involving life income on annuity tables that vary on the basis of gender, unless the policy was issued under an employer sponsored plan or in a state which requires unisex rates.

Taxable Income Payments may be subject to an additional 3.8 percent tax on net investment income. (See “FEDERAL TAX MATTERS—3.8 Percent Tax on Certain Investment Income.”)

(b) Proof of Survivorship

We may require satisfactory proof of survival from time to time, before we pay any Income Payments or other benefits. We will request the proof at least 30 days prior to the next scheduled payment date.

Delay of Payments

We will pay any amounts due from the Separate Account under the policy within seven (7) days of the date VPSC receives all documents (including documents necessary to comply with federal and state tax law) in connection with a payment request at one of the addresses listed in Question 16 of this Prospectus.

Situations where payment may be delayed:

1.	We may delay payment of any amounts due from the Separate Account under the policy and transfers among Investment Divisions during any period that:

(a)	The New York Stock Exchange (“NYSE”) is closed, for other than usual weekends or holidays; trading is restricted by the Securities and Exchange Commission (SEC); or the SEC declares that an emergency exists;

(b)	The SEC, by order, permits us to delay payment in order to protect our policyowners; or

(c)	The check used to pay the premium has not cleared through the banking system. This may take up to fifteen (15) days.

2.	We may delay payment of any amounts due from the Fixed Account and/or the DCA Advantage Account . When permitted by law, we may defer payment of any partial withdrawal or full surrender request for up to six months from the date of surrender from the Fixed Account and/or the DCA Advantage Account . We will pay interest of at least 1.0% per year on any partial withdrawal or full surrender request deferred for 30 days or more.

3.

Federal laws made to combat terrorism and prevent money laundering by criminals might, in certain circumstances, require us to reject a premium payment and/or “freeze” a policy. If these laws apply in a particular policy(ies), we would not be allowed to pay any request for transfers, partial withdrawals, surrenders or death

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benefits. If a policy or an account is frozen, the Accumulation Value would be moved to a special segregated interest-bearing account and held in that account until we receive instructions from the appropriate federal regulator.

Designation of Beneficiary

You may select one or more Beneficiaries and name them in the application. Thereafter, before the Annuity Commencement Date and while you are living, you may change the Beneficiary by written notice in Good Order sent to one of the addresses listed in Question 16 of this Prospectus, or you may change a Beneficiary using “My Account” at www.newyorklife.com. If before the Annuity Commencement Date, the Annuitant dies while you are still living, you will become the new Annuitant under the policy. If you are the Annuitant, the proceeds pass to your Beneficiary.

If no Beneficiary for any amount payable, or for a stated share, survives you, the right to this amount or this share will pass to your estate. Payment of the proceeds will be made in a single sum to your estate. If any Beneficiary dies at the same time as you, or within fifteen (15) days after your death, but before we receive proof of death and all claim information in Good Order, we will pay any amount payable as though the Beneficiary died first.

Every state has unclaimed property laws, which generally declare an annuity policy to be abandoned after a period of inactivity of three to five years from the policy’s maturity date or the date the death benefit is due and payable. If, after a thorough search, we are unable to locate you after your policy’s Annuity Commencement Date, or if we are unable to locate your Beneficiary if you die before the Annuity Commencement Date, or you or the Beneficiary do not come forward to claim the policy proceeds or death benefit in a timely manner, the proceeds or death benefit may be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the annuitant last resided, as shown on our books and records, or to Delaware (our state of domicile). This escheatment is revocable, however, and the state is obligated to pay back the escheated amount if you or your beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your Beneficiary designation, including addresses, if and as they change. Please contact us at 1-800-598-2019, or send written notice to one of the addresses in Question 16 of the section of the Prospectus entitled, “Questions and Answers About New York Life Premier Plus Variable Annuity II.”

Restrictions Under Code Section 403(b)(11)

With respect to 403(b) TSAs, distributions attributable to salary reduction contributions made in years beginning after December 31, 1988 (including the earnings on these contributions), as well as to earnings in such years on salary reduction accumulations held as of the end of the last year beginning before January 1, 1989, may not begin before the employee attains age 59 1/2, has a severance from employment, dies or becomes disabled. The Code section 403(b) plan may also provide for distribution in the case of hardship. However, hardship distributions are limited to amounts contributed by salary reduction. The earnings on such amounts may not be withdrawn. Even though a distribution may be permitted under these rules (e.g., for hardship or due to a severance from employment), it may still be subject to a 10% additional income tax as a premature distribution.
Under the final Code section 403(b) regulations, which the Department of Treasury published on July 26, 2007, employer contributions made to Code section 403(b) TSA contracts will be subject to new withdrawal restrictions. Under the new rules, amounts attributable to employer contributions to a Code section 403(b) TSA contract that is issued after December 31, 2008 may not be distributed earlier than the earliest of severance from employment or upon the occurrence of a certain event, such as after a fixed number of years, the attainment of a stated age, or disability. These new withdrawal restrictions do not apply to Code section 403(b) TSA contracts issued before January 1, 2009.

Under the terms of your Code section 403(b) plan, you may have the option to invest in other funding vehicles, including Code section 403(b)(7) custodial accounts. You should consult your plan document to make this determination.

Loans

Loans are available only if you have purchased an Accumulation Value based M&E Charge policy in connection with a 403(b) plan, are not available for policies with IPR or IPR 2.0 and may not be available in all states for plans subject to the Employment Retirement Income Security Act of 1974 (ERISA). To request a TSA loan, you must send a written request in Good Order to VPSC. If your address or bank account information has been on file with us for less than 15 days, we may require additional verification of your identity, in a form acceptable to us, before we will process a request to send loan proceeds electronically to that bank account or through the mail to that address. Under your 403(b) policy, you may borrow against your policy’s Accumulation Value after the first Policy Year and prior to the Annuity Commencement

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Date. Unless we agree otherwise, only one loan may be outstanding at a time. There must be a minimum Accumulation Value of $5,000 in the policy at the time of the loan. The minimum loan amount is $500. The maximum loan that you may take is the lesser of: (a) 50% of the policy’s Accumulation Value on the date of the loan or (b) $50,000 minus your highest outstanding principal balance in the previous 12 months from your policy and any qualified employer plan (as defined under Sections 72(p)(4) and 72(p)(2)(D) of the Code). Please note that adverse tax consequences could result from your failure to comply with this limitation. NYLIAC, and its affiliates and agents do not provide legal or tax advice nor assume responsibility or liability for any legal or tax consequences of any TSA loan taken under a 403(b) policy or the compliance of such loan with the Code limitations set forth in this paragraph or for determining whether any plan or loan is subject to and/or complies with ERISA.

We withdraw a loan processing fee of $25 from the Accumulation Value on a pro rata basis, unless prohibited by applicable state law or regulation. If on the date of the loan you do not have a Fixed Accumulation Value equal to at least 125% of the loan amount, we will transfer sufficient Accumulation Value from the Investment Divisions and/or the DCA Advantage Account on a pro rata basis so that the Fixed Accumulation Value equals 125% of the loan amount. While a loan is outstanding, you may not make partial withdrawals or transfers which would reduce the Fixed Accumulation Value to an amount less than 125% of the outstanding loan balance.

For all loans, of the assets being held in the Fixed Account to secure 125% of the loan amount, the interest rate credited to the amount representing the outstanding loan balance will be 2% less than the interest rate charged on the loan. The additional 25% being held in the Fixed Account to secure the loan will be credited with the current declared interest rate for both non-ERISA and ERISA subject plans. The credited interest rate will always be at least equal to the minimum guaranteed interest rate stated on the Policy Data Page.

For plans subject to ERISA, interest charged will be based on the Prime Rate, as reported in the Wall Street Journal on the first Business Day of a calendar year or the Moody’s Corporate Bond Yield Average as of two months before the date the rate is determined. The rate is determined on the first Business Day of the calendar year. We will assess interest in arrears as part of the periodic loan repayments.

You must repay the loan on a periodic basis not less frequent than quarterly and over a period no greater than five years from the date it is taken. If a loan repayment is in default, we will withdraw the amount in default from the Fixed Accumulation Value to the extent permitted by federal income tax rules. We will take such a repayment on a first-in, first-out (FIFO) basis from amounts allocated to the Fixed Account.

We permit loans to acquire a principal residence under the same terms described above, except that:

(a)	the minimum loan amount is $5,000; and

(b)	repayment of the loan amount may be extended to a maximum of twenty-five years.

We deduct any outstanding loan balance including any accrued interest from the Fixed Accumulation Value prior to payment of a surrender or the commencement of the annuity benefits. On death of the policyowner or Annuitant, we deduct any outstanding loan balance from the Fixed Accumulation Value as a partial withdrawal as of the date we receive the notice of death.

Loans are subject to the terms of the policy, your 403(b) plan and the Code, which may impose restrictions upon them. We reserve the right to suspend, modify, or terminate the availability of loans under this policy at any time. However, any action taken by us will not affect already outstanding loans. Also note that for Premium Based M&E Charge policies purchased in connection with TSA plans, you may not borrow any portion of your Accumulation Value.

THE FIXED ACCOUNT

The Fixed Account is held by assets in NYLIAC’s general account, which includes all of NYLIAC’s assets except those assets specifically allocated to NYLIAC’s separate accounts. NYLIAC has sole discretion to invest the assets of the Fixed Account subject to applicable law. The Fixed Account is not registered under the federal securities laws and is generally not subject to their provisions. Therefore, generally you do not have the benefits and protections of these statutes for amounts allocated to the Fixed Account. These disclosures regarding the Fixed Account may be subject to certain applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

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(a) Interest Crediting

NYLIAC guarantees that it will credit interest at an annual effective rate of at least the minimum guaranteed interest rate stated on the Policy Data Page of your policy, to amounts allocated or transferred to the Fixed Account under the policies. As of the date of this Prospectus, the guaranteed minimum interest rate is 0.05%. Please contact your registered representative for the current guaranteed minimum interest rate. We credit interest on a daily basis. NYLIAC may, at its sole discretion, credit a higher rate or rates of interest to amounts allocated or transferred to the Fixed Account.

Interest rates will be set on the anniversary of each premium payment or transfer. All premium payments, any Premium Credit, and additional amounts (including transfers from other Investment Divisions) allocated to the Fixed Account, plus prior interest earned on such amounts, will receive their applicable interest rate for one-year periods from the anniversary on which the allocation or transfer was made. The Fixed Account Accumulation Value will never be less than the Fixed Account portion of the Nonforfeiture Value.

(b) Transfers to Investment Divisions or an Asset Allocation Model

Generally, you may transfer amounts from the Fixed Account (if applicable) to the Investment Divisions or an Asset Allocation Model up to thirty (30) days prior to the Annuity Commencement Date, subject to the following conditions.

1. The maximum amount you are allowed to transfer from the Fixed Account to the Investment Divisions or an Asset Allocation Model, including Interest Sweep transfers, during any Policy Year while the surrender charge period for the initial premium payment is in effect is 25% of the highest attained Fixed Account Accumulation Value as of the beginning of each Policy Year. When the surrender charge period is no longer in effect, the maximum amount that you are allowed to transfer from the Fixed Account to the Investment Divisions or an Asset Allocation Model may not exceed 50% of the highest attained Fixed Account Accumulation Value as of the beginning of each Policy Year, regardless of any new surrender charge periods applicable to additional premium payments. The highest attained Fixed Account Accumulation Value will decrease by the amount of any withdrawals made from the Fixed Account, and increase by the amount of any additional premium payments made to the Fixed Account. When the Fixed Account Accumulation Value is zero, all previous Fixed Account Accumulation values are disregarded, and the next premium payment to the Fixed Account will then be considered the highest attained Fixed Account Accumulation Value until a subsequent anniversary results in a higher balance.

2. The remaining value in the Fixed Account after a transfer from the Fixed Account to the Investment Divisions or an Asset Allocation Model must be at least $25. If, after a contemplated transfer, the remaining value in the Fixed Account would be less than $25, that amount must be included in the transfer, unless NYLIAC in its discretion permits otherwise. We determine amounts transferred from the Fixed Account on a first-in, first-out (FIFO) basis, for purposes of determining the rate at which we credit interest on amounts remaining in the Fixed Account.

3. No transfers are allowed into the Fixed Account for Premium based M&E Charge policies.

For Premium based M&E Charge policies, premium payments transferred from the Fixed Account to the Investment Divisions or an Asset Allocation Model are subject to a Mortality and Expense Risk and Administrative Costs Charge.

Except as part of an existing request relating to traditional Dollar Cost Averaging, the DCA Advantage Account, if applicable, or Interest Sweep, you may not transfer money into the Fixed Account if you made a transfer out of the Fixed Account during the previous six-month period.

You must make transfer requests in writing in Good Order and sent to VPSC at one of the addresses listed in Question 16 of this Prospectus or by telephone in accordance with established procedures or through our online service at www.newyorklife.com. Faxed and e-mailed requests are not currently acceptable, however, we reserve the right to accept them at our discretion.

We will deduct partial withdrawals and apply any surrender charges to the Fixed Account on a FIFO basis (i.e., from any value in the Fixed Account attributable to premium payments or transfers from Investment Divisions or an Asset Allocation Model in the same order in which you allocated such payments or transfers to the Fixed Account during the life of the policy).

THE DCA ADVANTAGE ACCOUNT

Like the Fixed Account, the DCA Advantage Account is also held in NYLIAC’s general account. The DCA Advantage Account is not registered under the federal securities laws. The information contained in the first paragraph under “THE FIXED ACCOUNT” equally applies to the DCA Advantage Account.

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NYLIAC will set interest rates in advance for each date on which we may receive a premium payment to the DCA Advantage Account. We will never declare less than the minimum guaranteed interest rate stated on the Policy Data Page of your policy. Premium payments into the DCA Advantage Account and any Premium Credit will receive the applicable interest rate in effect on the Business Day we receive the premium payment. Interest rates for subsequent premium payments made into the DCA Advantage Account may be different from the rate applied to prior premium payments made into the DCA Advantage Account. The DCA Advantage Account Accumulation Value will never be less than the DCA Advantage Account portion of the Nonforfeiture Value.

The annual effective rate that we declare is credited only to amounts remaining in the DCA Advantage Account. We credit the interest on a daily basis. Because money is periodically transferred out of the DCA Advantage Account, amounts in the DCA Advantage Account will not achieve the declared annual effective rate. Please note that interest credited under the DCA Advantage Account will exceed the actual investment earnings of NYLIAC less appropriate risk and expense adjustments. Excess interest amounts credited to the DCA Advantage Account will be recovered by fees and charges associated with the Investment Divisions in later Policy Years. The interest credited in later Policy Years may be less than that for the first Policy Year.

FEDERAL TAX MATTERS

Introduction

The following discussion is general and is not intended as tax advice. We issue both Qualified and Non-Qualified Policies. Both types of policies offer tax-deferred accumulation. A Non-Qualified Policy can provide for retirement income other than through a tax-qualified plan. Qualified Policies are designed for use by individuals in retirement plans which are intended to qualify as plans qualified for special income tax treatment under Sections 219, 403, 408 or 408A of the Code. The ultimate effect of federal income taxes on the Accumulation Value, on Income Payments and on the economic benefit to you, the Annuitant or the Beneficiary depends on the type of retirement plan for which the Qualified Policy is purchased, on the tax and employment status of the individual concerned and on NYLIAC’s tax status. The following discussion assumes that Qualified Policies are used in retirement plans that qualify for the special federal income tax treatment described above. This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under a policy. Any person concerned about these tax implications should consult a tax adviser before making a premium payment. This discussion is based upon NYLIAC’s understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. We cannot predict the likelihood of continuation of the present federal income tax laws or of the current interpretations by the Internal Revenue Service, which may change from time to time without notice. Any such change could have retroactive effects regardless of the date of enactment. Moreover, this discussion does not take into consideration any applicable state or other tax laws except with respect to the imposition of any state premium taxes. We suggest you consult with your tax adviser.

Taxation of Annuities in General

The following discussion assumes that the policies will qualify as annuity contracts for federal income tax purposes. The Statement of Additional Information discusses such qualifications.

Section 72 of the Code governs taxation of annuities in general. NYLIAC believes that an annuity policyowner generally is not taxed on increases in the value of a policy until distribution occurs either in the form of a lump sum received by withdrawing all or part of the Accumulation Value (i.e., surrenders or partial withdrawals) or as Income Payments under the Income Payment option elected. The exception to this rule is that generally, a policyowner of any deferred annuity policy who is not a natural person must include in income any increase in the excess of the policyowner’s Accumulation Value over the policyowner’s investment in the contract during the taxable year. However, there are some exceptions to this exception. You may wish to discuss these with your tax counsel. The taxable portion of a distribution (in the form of an annuity or lump sum payment) is generally taxed as ordinary income. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Accumulation Value generally will be treated as a distribution.

In the case of a withdrawal or surrender distributed to a participant or Beneficiary under a Qualified Policy, a ratable portion of the amount received is taxable, generally based on the ratio of the investment in the contract to the total policy value. The “investment in the contract” generally equals the portion, if any, of any premium payments paid by or on behalf of an individual under a policy which is not excluded from the individual’s gross income. For policies issued in connection with qualified plans, the “investment in the contract” can be zero. The law requires the use of special simplified methods to determine the taxable amount of payments that are based in whole or in part on the Annuitant’s life and that are paid from TSAs.

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Generally, in the case of a withdrawal under a Non-Qualified Policy before the Annuity Commencement Date, amounts received are first treated as taxable income to the extent that the Accumulation Value immediately before the withdrawal exceeds the “investment in the contract” at that time. Any additional amount withdrawn is not taxable. On the other hand, upon a full surrender of a Non-Qualified Policy, if the “investment in the contract” exceeds the Accumulation Value (less any surrender charges), the loss is treated as an ordinary loss for federal income tax purposes. However, limitations may apply to the amount of the loss that may be deductible. It is the IRS’s view that a loss on the surrender of a variable annuity contract is treated as a miscellaneous itemized deduction subject to the 2% of adjusted gross income limit.

Although the tax consequences may vary depending on the Income Payment option elected under the policy, in general, only the portion of the Income Payment that represents the amount by which the Accumulation Value exceeds the “investment in the contract” will be taxed. After the investment in the Policy is recovered, the full amount of any additional Income Payments is taxable. For fixed Income Payments, in general, there is no tax on the portion of each payment which represents the same ratio that the “investment in the contract” bears to the total expected value of the Income Payments for the term of the payments. However, the remainder of each Income Payment is taxable until the recovery of the investment in the contract, and thereafter the full amount of each annuity payment is taxable. If death occurs before full recovery of the investment in the contract, the unrecovered amount may be deducted on the Annuitant’s final tax return.

Effective for amounts received in taxable years beginning after December 31, 2010, a policyowner may elect to apply a portion of the Accumulation Value towards one of the Income Payment options we may offer, while the remainder of the policy continues to accumulate income on a tax-deferred basis. This is called a partial annuitization. If a policyowner chooses to partially annuitize a policy, the resulting payments will be taxed as fixed Income Payments described above, only if such payments are received for one of the following periods: (1) the annuitant’s life (or the lives of the joint annuitants, if applicable), or (2) a period of 10 years or more. Provided such requirements are met, the “investment in the contract” will be allocated pro rata between each portion of the policy from which amounts are received as an annuity and the portion of the policy from which amounts are not received as an annuity. It is our understanding that the commencement of Future Income Payments before the Annuity Commencement Date will be treated as a partial annuitization of the policy. As such, the investment in the contract will be allocated pro rata between the Future Income Payments and the Accumulation Value. Although there is some uncertainty regarding when the investment in the contract should be allocated, we believe that allocation at commencement of Future Income Payments is consistent with Code Section 72(a)(2), which provides for partial annuitization treatment if any amount is “received” as an annuity (and other applicable requirements are met). In light of this uncertainty, however, you should consult a tax adviser before making a Future Income Purchase.

In the case of a distribution, a penalty tax equal to 10% of the amount treated as taxable income may be imposed. The penalty tax is not imposed in certain circumstances, including, generally, distributions: (1) made on or after the date on which the policyowner attains age 59 1/2, (2) made as a result of the policyowner’s (or, where the policyowner is not an individual, the Annuitant’s) death, (3) made as a result of the policyowner’s disability, (4) which are part of a series of substantially equal periodic payments (at least annually) made for the life (or life expectancy) of the policyowner or the joint lives (or joint life expectancies) of the policyowner and his or her designated beneficiary, or (5) received from an Inherited IRA. Other tax penalties may apply to certain distributions pursuant to a Qualified Policy.

All non-qualified, deferred annuity contracts issued by NYLIAC (or its affiliates) to the same policyowner during any calendar year are to be treated as one annuity contract for purposes of determining the amount includible in an individual’s gross income. In addition, there may be other situations in which the Treasury Department may conclude (under its authority to issue regulations) that it would be appropriate to aggregate two or more annuity contracts purchased by the same policyowner. Accordingly, a policyowner should consult a tax adviser before purchasing more than one policy or other annuity contract.

A transfer of ownership of a policy, or designation of an Annuitant or other Beneficiary who is not also the policyowner, may result in certain income or gift tax consequences to the policyowner. A policyowner contemplating any transfer or assignment of a policy should consult a tax adviser with respect to the potential tax effects of such a transaction.

3.8 Percent Tax on Certain Investment Income

In general, a tax of 3.8 percent will apply to net investment income (“NII”) received by an individual taxpayer to the extent his or her modified adjusted gross income (“MAGI”) exceeds certain thresholds (e.g., $250,000 in the case of taxpayers filing jointly, $125,000 in the case of a married taxpayer filing separately and $200,000 in the case of other individual taxpayers). For this purpose, NII includes (i) gross income from various investments, including gross income

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received with respect to annuities that are not held through a tax-qualified plan (e.g., a traditional IRA or Section 403(b) plan) and (ii) net gain attributable to the disposition of property. Such NII (as well as gross income from tax qualified plans) will also increase a taxpayer’s MAGI for purposes of the taxable thresholds described above. This tax also applies to trusts and estates under a special set of rules. In 2012 the IRS and the Treasury Department issued guidance regarding this new tax in the form of proposed regulations, which were finalized in 2013. You should consult your tax advisor to determine the applicability of this tax in your individual circumstances and with respect to any amount received in connection with the surrender of this policy, distributions or withdrawals from this policy or the exercise of other rights and features under this annuity contract.

Partial Section 1035 Exchanges

Section 1035 of the Code provides that an annuity contract may be exchanged in a tax-free transaction for another annuity contract or a long-term care insurance policy. The IRS has issued guidance which provides that the direct transfer of a portion of an annuity contract into another annuity contract can qualify as a tax-free exchange, provided that no amounts (other than annuity payments made for life or for a term of at least 10 years) are distributed from either contract involved in the exchange for 180 days following the date of the transfer. If a taxpayer takes a distribution during this 180-day waiting period, the IRS guidance provides that the IRS will apply general tax principles to determine the tax treatment of the transfer and/or the distribution (e.g., in appropriate circumstances, as taxable “boot” or as a taxable distribution, effectively negating the tax-free exchange).

This IRS guidance, however, does not address the tax treatment of a partial exchange of an annuity contract for a long-term care insurance policy. Although we believe that taking a distribution or withdrawal from the Contract described in this prospectus within 180 days of a partial exchange of such Contract for a long-term care insurance policy should not cause such prior partial exchange to be treated as taxable, there can be no assurance that the IRS will not expand the 180-day rule described above to partial exchanges of an annuity contract for a long-term care insurance policy, or that the IRS will not provide other guidance with respect to such partial exchanges. If you contemplate such an exchange, you should consult a tax advisor to discuss the potential tax effects of such a transaction.

Qualified Policies

Qualified Policies are designed for use with retirement plans that qualify for special federal income tax treatment under Sections 219, 403(b), 408, and 408A of the Code. The tax rules applicable to participants and beneficiaries in these plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions (including special rules for certain lump sum distributions to individuals who attained the age of 50 by January 1, 1986). Adverse tax consequences may result from contributions in excess of specified limits, distributions prior to age 59 1/2 (subject to certain exceptions), distributions that do not conform to specified minimum distribution rules and in certain other circumstances. Therefore, this discussion only provides general information about the use of Qualified Policies with the plans described below. Policyowners and participants under these plans, as well as Annuitants and Beneficiaries are cautioned that the rights of any person to any benefits under the plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the policy issued in connection with the plan. Purchasers of Qualified Policies should seek legal and tax advice regarding the suitability of the policy.

(a) 403(b) Plans. Under Section 403(b) of the Code, payments made by public school systems and certain tax exempt organizations to purchase annuity policies for their employees are excludible from the gross income of the employee, subject to certain limitations. However, such payments may be subject to FICA (Social Security) taxes.

Important Information Regarding Final Code Section 403(b) Regulations

On July 26, 2007, the Department of the Treasury published final Code section 403(b) regulations that were largely effective on January 1, 2009. These comprehensive regulations include several new rules and requirements, such as a requirement that employers maintain their Code section 403(b) plans pursuant to a written plan. The final regulations, subsequent IRS guidance, and the terms of the written plan and/or the written information sharing agreement between the employer and NYLIAC may impose new restrictions on both new and existing Code section 403(b) TSA contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased.

Prior to the effective date of the final regulations, IRS guidance applicable to tax-free transfers and exchanges of Code section 403(b) TSA contracts or custodial accounts became effective September 25, 2007, replacing existing rules under IRS Revenue Ruling 90-24 previously applicable to such transfers and exchanges (a “90-24 transfer”).

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Under this guidance, transfers and exchanges (both referred to below as “transfers”) are available only to the extent permitted under the employer’s written Code section 403(b) plan.

Transfers occurring after September 24, 2007 that do not comply with this guidance can result in the applicable contract becoming taxable on January 1, 2009, or the date of the transfer, whichever is later. If you make a transfer to a contract or custodial account that is not part of the employer’s Code section 403(b) plan (other than a transfer to a different plan), and the contract provider and employer fail to enter into an information sharing agreement by January 1, 2009, the transfer would be considered a “failed” transfer, resulting in the applicable contract becoming subject to tax. Additional guidance issued by the IRS generally permits a failed transfer to be corrected no later than June 30, 2009, by re-transferring to a contract or custodial account that is part of the employer’s Code section 403(b) plan and/or that is subject to an information-sharing agreement with the employer.

In general, certain contracts originally established by a 90-24 transfer prior to September 25, 2007, are exempt (or grandfathered) from some of the requirements of the final regulations; provided that no salary reduction or other contributions have ever been made to such contracts, and that no additional transfers are made to such contracts on or after September 25, 2007. Further, contracts that are not grandfathered are generally required to be part of, and subject to the requirements of, an employer’s written Code section 403(b) plan no later than by January 1, 2009.

The new rules in the final regulations generally do not affect a participant’s ability to transfer some or all of a Code section 403(b) TSA contract to a state-defined benefit plan to purchase service credits, where such a transfer is otherwise consistent with applicable rules and requirements and with the terms of the employer’s plan.

You should discuss with your tax advisor the final Code section 403(b) regulations and other applicable IRS guidance in order to determine the impact they may have on any existing Code section 403(b) TSA contracts that you may own and/or on any Code section 403(b) TSA contract that you may consider purchasing.

(b) Individual Retirement Annuities. Sections 219 and 408 of the Code permit individuals or their employers to contribute to an individual retirement program known as an “Individual Retirement Annuity” or “IRA”, including an employer-sponsored Simplified Employee Pension or “SEP”. Individual Retirement Annuities are subject to limitations on the amount which may be contributed and deducted and the time when distributions may commence. In addition, distributions from certain other types of qualified plans may be placed into IRAs on a tax-deferred basis.

(c) Roth Individua l Retirement Annuities. Section 408A of the Code permits individuals with incomes below a certain level to contribute to an individual retirement program known as a “Roth Individual Retirement Annuity” or “Roth IRA.” Roth IRAs are subject to limitations on the amount that may be contributed. Contributions to Roth IRAs are not deductible, but distributions from Roth IRAs that meet certain requirements are not included in gross income. Individuals generally may convert their existing non-Roth IRAs into Roth IRAs. Beginning in 2008, a direct rollover may also be made from an eligible retirement plan other than a non-Roth IRA (such as a qualified retirement plan, section 403(b) tax sheltered annuity, or eligible governmental section 457 plan) to a Roth IRA provided applicable requirements are met. Such conversions and rollovers will be subject to income tax at the time of conversion or rollover.

(d) Inherited IRAs. This policy may also be issued as an inherited IRA if, after the death of the owner of an IRA, the named Beneficiary (other than the IRA owner’s spouse) directs that the IRA death proceeds be transferred to a new policy issued as an Inherited IRA. Beginning in 2007, a non-spouse beneficiary of an eligible retirement plan (such as a qualified retirement plan, section 403(b) tax sheltered annuity, or eligible governmental section 457 plan) may, if all applicable requirements are met, directly rollover a distribution from such plan into an Inherited IRA. The named Beneficiary of the original IRA policy or eligible retirement plan (as the case may be) will become the Annuitant under the Inherited IRA and may generally exercise all rights under the Inherited IRA policy, including the right to name his or her own Beneficiary in the event of death.

Special tax rules apply to an Inherited IRA. The tax law does not permit additional premiums to be contributed to an Inherited IRA policy. Also, in order to avoid certain income tax penalties, a Required Minimum Distribution (“RMD”) must be withdrawn each year from an inherited IRA policy. The first RMD must be taken on or before December 31 of the calendar year following the year of the original IRA owner’s or eligible retirement plan participants’ death. The penalty tax equals 50% of the excess of the RMD amount over the amounts, if any, actually withdrawn from the Inherited IRA during the calendar year.

(e) SIMPLE IRAs. SIMPLE IRAs permit certain small employers to establish SIMPLE IRA plans as provided by Section 408(p) of the Code, under which employees may elect to defer to a Simple IRA a percentage of compensation up to $12,500 for 2017 (and thereafter, adjusted for cost-of-living increases in accordance with the Code). Employees who attain age 50 or over by the end of the relevant calendar year may also elect to make an additional catch-up

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contribution. Such additional contribution may be up to $3,000 for 2017 (and thereafter adjusted for cost-of-living increases in accordance with the Code). The sponsoring employer is generally required to make matching or non-elective contributions on behalf of employees. Distributions from SIMPLE IRAs are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, distributions prior to age 59 1/2 are subject to a 10% penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee’s participation in the SIMPLE IRA plan. All references in this Prospectus to the 10% penalty tax should be read to include this limited 25% penalty tax if your Qualified Policy is used as a SIMPLE IRA.

The Qualified Policies are subject to the RMD rules under Code section 401(a)(9) and the regulations issued thereunder. Under these rules, generally, distributions under your Qualified Policy must begin no later than the beginning date required by the Internal Revenue Service (“IRS”). The beginning date is determined by the type of Qualified Policy that you own. For each calendar year that an RMD is not timely made, a 50% excise tax is imposed on the amount that should have been distributed, but was not.

Unless the distributions are made in the form of an annuity that complies with Code section 401(a)(9) and the regulations issued thereunder, the minimum amount required to be distributed for each calendar year is generally determined by dividing the value of the Qualified Policy as of the end of the prior calendar year by the applicable distribution period (determined under IRS tables). Once Future Income Payments begin, we believe you will be treated as having two separate policies for purposes of satisfying these RMD rules. The Future Income Payments should automatically satisfy the RMD requirements with respect to the cumulative Future Income Purchases. A separate RMD will have to be calculated and withdrawn each year with respect to the Accumulation Value. The Future Income Payments generally cannot be applied towards satisfying the RMD requirements with respect to the Accumulation Value.

Beginning in 2006, regulations under Code section 401(a)(9) provide a new method for calculating the amount of RMDs from Qualified Policies. Under these regulations, during the accumulation phase of the Qualified Policy, the actuarial present value of certain additional benefits provided under the policy (such as guaranteed death benefits) must be taken into account in calculating the value of the Qualified Policy for purposes of determining the annual RMD for the Qualified Policy. As a result, under these regulations, it is possible that, after taking account of the value of such benefits, there may not be sufficient Accumulation Value to satisfy the applicable RMD requirement. This generally will depend on the investment performance of your policy. You may need to satisfy such RMD from other tax-qualified plans that you own. You should consult with your tax advisor regarding these requirements and the implications of purchasing any riders or other benefits in connection with your Qualified Policy.

Taxation of Death Benefits

The tax treatment of amounts distributed from your contract upon the death of the policyowner or annuitant depends on whether the policyowner or annuitant dies before or after the Annuity Commencement Date. If death occurs prior to the Annuity Commencement Date, and the Beneficiary receives payments under an annuity payout option, the benefits are generally taxed in the manner described above for annuity payouts. If the benefits are received in a lump sum, they are taxed to the extent they exceed the remaining investment in the contract. If death occurs after the Annuity Commencement Date, amounts received by the Beneficiary are not taxed until they exceed the remaining investment in the contract.

DISTRIBUTION AND COMPENSATIO N ARRANGEMENTS

NYLIFE Distributors LLC (NYLIFE Distributors), the underwriter and distributor of the policies, is registered with the SEC and the Financial Industry Regulatory Authority, Inc. (FINRA) as a broker-dealer. The firm is an indirect wholly-owned subsidiary of New York Life, and an affiliate of NYLIAC. Its principal business address is 30 Hudson Street, Jersey City, New Jersey 07302.

The policies are sold by registered representatives of NYLIFE Securities, LLC (“NYLIFE Securities”), a broker-dealer that is an affiliate of NYLIFE Distributors. Your registered representative is also a licensed insurance agent with New York Life. He or she may be qualified to offer other forms of life insurance, annuities, and other investment products. In certain circumstances, NYLIFE Securities registered representatives can sell both products manufactured and issued by New York Life or its affiliates and products provided by other companies.

NYLIFE Securities and in turn your registered representative, receive compensation for selling you this policy or any other investment product. Compensation may consist of commissions, asset-based compensation, allowances for expenses, and other compensation programs. The amount of compensation will vary depending on the policy, the age of

79

the Owner and whether the source of funds is from an internal exchange. Differing compensation arrangements have the potential to influence the recommendation made by your registered representative or broker-dealer.

The maximum commission and expense allowance paid to NYLIFE Securities registered representatives is typically 5% of all premiums received. The total commissions paid for New York Life Premier Plus Variable Annuity II policies during the fiscal years ended December 31, 2016 and 2015 were $44,382,007 and $28,940,650, respectively.

New York Life also has other compensation programs where managers and employees involved in the sales process receive additional compensation related to the sale of products manufactured and issued by New York Life or its affiliates.

NYLIFE Securities registered representatives can qualify to attend New York Life-sponsored educational, training, and development conferences based on the sales they make of life insurance, annuities, and investment products during a particular twelve-month period. In addition, qualification for recognition programs sponsored by New York Life depends on the sale of products manufactured and issued by New York Life or its affiliates.

VOTING RIGHTS

The Funds are not required to and typically do not hold routine annual stockholder meetings. Special stockholder meetings will be called when necessary. To the extent required by law, NYLIAC will vote the Eligible Portfolio shares held in the Investment Divisions at special shareholder meetings of the Funds in accordance with instructions we receive from persons having voting interests in the corresponding Investment Division. If, however, the federal securities laws are amended, or if NYLIAC’s present interpretation should change, and as a result, NYLIAC determines that it is allowed to vote the Eligible Portfolio shares in its own right, we may elect to do so.

Prior to the Annuity Commencement Date, you hold a voting interest in each Investment Division to which you have money allocated. We will determine the number of votes which are available to you by dividing the Accumulation Value attributable to an Investment Division by the net asset value per share of the applicable Eligible Portfolios. We will calculate the number of votes which are available to you separately for each Investment Division. We will determine that number by applying your percentage interest, if any, in a particular Investment Division to the total number of votes attributable to the Investment Division.

We will determine the number of votes of the Eligible Portfolio which are available as of the date established by the Portfolio of the relevant Fund. Voting instructions will be solicited by written or electronic communication prior to such meeting in accordance with procedures established by the relevant Fund.

If we do not receive timely instructions, we will vote those shares in proportion to the voting instructions which are received with respect to all policies participating in that Investment Division. As a result, a small number of policyholders may control the outcome of the vote. We will apply voting instructions to abstain on any item to be voted upon on a pro rata basis to reduce the votes eligible to be cast. Each person having a voting interest in an Investment Division will receive proxy material, reports and other materials relating to the appropriate Eligible Portfolio.

80

TABLE OF CONTENTS FOR THE

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more details concerning the subjects discussed in this Prospectus. The following is the Table of Contents for the SAI:

How to obtain a New York Life Premier Plus Variable Annuity II Statement of Additional Information.

The New York Life Premier Plus Variable Annuity II Statement of Additional Information is posted on our website, www.newyorklife.com. For a paper copy of the Statement of Additional Information, call (800) 598-2019 or send this request form to:

NYLIAC Variable Products Service Center

Madison Square Station

P.O. Box 922

New York, NY 10159

Please send me a New York Life Premier Plus Variable Annuity II Statement of Additional Information dated May 1, 2017:

Name

Address

City	State	Zip

81

APPENDIX 1

Investment Division Restrictions and Asset Allocation Models available with IPR and IPR 2.0

Asset Allocation Categories:

Category A:
Minimum Allocation	30%
Maximum Allocation	100%

Category A Funds

MainStay VP Bond MainStay VP Government		MainStay VP Unconstrained Bond BlackRock® High Yield V.I. Fund
MainStay VP Floating Rate		Columbia Variable Portfolio — Emerging Markets Bond
MainStay VP High Yield Corporate Bond		PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)
MainStay VP Indexed Bond MainStay VP PIMCO Real Return		PIMCO VIT Low Duration Portfolio PIMCO VIT Total Return Portfolio
MainStay VP U.S. Government Money Market

Category B:
Minimum Allocation	0%
Maximum Allocation	70%

Category B Funds MainStay VP Absolute Return Multi-Strategy MainStay VP Balanced		MainStay VP Moderate Growth Allocation
MainStay VP Common Stock		MainStay VP S&P 500 Index
MainStay VP Conservative Allocation		MainStay VP T. Rowe Price Equity Income
MainStay VP Convertible		BlackRock® Global Allocation V.I. Fund
MainStay VP Cornerstone Growth		ClearBridge Variable Appreciation Portfolio
MainStay VP Epoch U.S. Equity Yield		Deutsche Alternative Asset Allocation VIP
MainStay VP Growth Allocation		Fidelity® VIP Contrafund® Portfolio
MainStay VP Income Builder		Fidelity® VIP Growth Opportunities Portfolio
MainStay VP Janus Balanced		MFS® Research Series
MainStay VP Large Cap Growth		MFS® Investors Trust Series
MainStay VP MFS® Utilities		Victory VIF Diversified Stock
MainStay VP Moderate Allocation

Category C:
Minimum Allocation	0%
Maximum Allocation	10%

Category C Funds

MainStay VP Cushing Renaissance Advantage

MainStay VP Eagle Small Cap Growth

MainStay VP Emerging Markets Equity

MainStay VP Eagle Small Cap Growth

MainStay VP Epoch U.S. Small Cap

MainStay VP International Equity

MainStay VP Mid Cap Core

MainStay VP Small Cap Core

MainStay VP VanEck Global Hard Assets

American Funds IS® Global Small CapitalizationSM Capitalization Fund

American Funds IS® New World Fund®

Columbia Variable Portfolio — Commodity Strategy

Columbia Variable Portfolio — Small Cap Value

Dreyfus IP Technology Growth

Fidelity® VIP Equity-Income Portfolio

Fidelity® VIP Mid-Cap Portfolio

Invesco V.I. American Value Fund

Invesco V.I. International Growth Fund

Janus Aspen Global Research Portfolio

MFS® International Value Portfolio

Morgan Stanley VIF U.S. Real Estate Portfolio

Neuberger Berman AMT Mid Cap Growth Portfolio

A-1

Asset Allocation Models

Moderately Aggressive	Moderate

30% MainStay VP Growth Allocation

10% Fidelity® VIP Contrafund® Portfolio

10% MainStay VP Unconstrained Bond

  6% MainStay VP Absolute Return Multi-Strategy

  6% MFS® Investors Trust Series

  5% MainStay VP High Yield Corporate Bond

  5% PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)

  5% PIMCO VIT Total Return Portfolio

  4% Deutsche Alternative Asset Allocation VIP

  4% Invesco V.I. International Growth Fund

  4% MainStay VP Common Stock

  3% American Funds IS® New World Fund®

  3% Neuberger Berman AMT Mid Cap Growth Portfolio

  2% Columbia Variable Portfolio — Emerging Markets Bond

  2% PIMCO VIT Low Duration Portfolio

  1% MainStay VP PIMCO Real Return

30% MainStay VP Moderate Growth Allocation

15% MainStay VP Unconstrained Bond

  7% Fidelity® VIP Contrafund® Portfolio

  7% MainStay VP Absolute Return Multi-Strategy

  6% PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)

  6% PIMCO VIT Total Return Portfolio

  5% BlackRock® Global Allocation V.I. Fund

  4% Invesco V.I. International Growth Fund

  4% MainStay VP High Yield Corporate Bond

  3% Deutsche Alternative Asset Allocation VIP

  3% MFS® Investors Trust Series

  3% PIMCO VIT Low Duration Portfolio

  2% American Funds IS® New World Fund®

  2% MainStay VP PIMCO Real Return

  2% Neuberger Berman AMT Mid Cap Growth Portfolio

  1% Columbia Variable Portfolio — Emerging Markets Bond

Moderately Conservative	Conservative

30% MainStay VP Moderate Allocation

20% MainStay VP Unconstrained Bond

  8% MainStay VP Absolute Return Multi-Strategy

  8% PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)

  8% PIMCO VIT Total Return Portfolio

  5% Fidelity® VIP Contrafund® Portfolio

  5% BlackRock® Global Allocation V.I. Fund

  4% MainStay VP High Yield Corporate Bond

  4% PIMCO VIT Low Duration

  2% Deutsche Alternative Asset Allocation VIP

  2% Invesco V.I. International Growth Fund

  2% MainStay VP PIMCO Real Return

  1% American Funds IS® New World Fund®

  1% Neuberger Berman AMT Mid Cap Growth Portfolio

30% MainStay VP Unconstrained Bond

20% MainStay VP Conservative Allocation

12% PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)

12% PIMCO VIT Total Return Portfolio

  9% MainStay VP Absolute Return Multi Strategy

  5% BlackRock® Global Allocation V.I. Fund

  5% PIMCO VIT Low Duration Portfolio

  4% MainStay VP High Yield Corporate Bond

  2% MainStay VP PIMCO Real Return

  1% Deutsche Alternative Asset Allocation VIP

2015 Asset Allocation Models (not available for new allocation on or after May 1, 2016)

Moderately Aggressive	Moderate

35% MainStay VP Growth Allocation

12% Fidelity® VIP Contrafund® Portfolio

10% MainStay VP High Yield Corporate Bond

10% MainStay VP Unconstrained Bond

  8% MainStay VP Absolute Return Multi-Strategy

  5% MFS® Investors Trust Series

  5% PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)

  5% PIMCO VIT Total Return Portfolio

  4% Invesco V.I. International Growth Fund

  3% American Funds IS® New World Fund®

  3% Neuberger Berman AMT Mid Cap Growth Portfolio

35% MainStay VP Moderate Growth Allocation

15% MainStay VP Unconstrained Bond

10% Fidelity® VIP Contrafund® Portfolio

10% PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)

10% PIMCO VIT Total Return Portfolio

  8% MainStay VP High Yield Corporate Bond

  5% MainStay VP Absolute Return Multi-Strategy

  3% Invesco V.I. International Growth Fund

  2% American Funds IS® New World Fund®

  2% Neuberger Berman AMT Mid Cap Growth Portfolio

A-2

Moderately Conservative	Conservative

35% MainStay VP Moderate Allocation

20% MainStay VP Unconstrained Bond

15% PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)

15% PIMCO VIT Total Return Portfolio

6% MainStay VP High Yield Corporate Bond

3% MainStay VP Absolute Return Multi-Strategy

2% Fidelity® VIP Contrafund® Portfolio

2% Invesco V.I. International Growth Fund

1% American Funds IS® New World Fund®

1% Neuberger Berman AMT Mid Cap Growth Portfolio

30% MainStay VP Unconstrained Bond

25% MainStay VP Conservative Allocation

20% PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)

20% PIMCO VIT Total Return Portfolio

5% MainStay VP High Yield Corporate Bond

A-3

Appendix 2 (not available for applications signed on or after May 1, 2017)

FIR availability by Plan Type

Other types of plans may also be made available. Contact your registered representative for more information.

Non Qualified	Base Policy Issue Ages *	0-75
	FIR Availability **	0-75
	Earliest FIR Income Start Date	Age 20
	Latest FIR Income Start Date	Age < 86
	Latest FIR Purchase	Age < 84
Traditional IRA	Base Policy Issue Ages*	18-75
	FIR Availability **	18-68 1/2
	Earliest FIR Income Start Date	Age 18
	Latest FIR Income Start Date	April after age 70 1/2
	Latest FIR Purchase	Age 68 1/2
Roth IRA	Base Policy Issue Ages*	18-75
	FIR Availability **	20-75
	Earliest FIR Income Start Date	Age 59 1/2
	Latest FIR Income Start Date	Age < 86
	Latest FIR Purchase	Age < 84
Inherited IRA	Base Policy Issue Ages*	0-75
	FIR Availability **	Not available
	Earliest FIR Income Start Date	N/A
	Latest FIR Income Start Date	N/A
	Latest FIR Purchase	N/A
SEP IRA / SIMPLE IRA	Base Policy Issue Ages*	18-75
	FIR Availability **	Not available
	Earliest FIR Income Start Date	N/A
	Latest FIR Income Start Date	N/A
	Latest FIR Purchase	N/A
Non-Erisa TSA / 403(b) / One Person Pension / Keogh	Base Policy Issue Ages*	18-75
	FIR Availability **	Not available
	Earliest FIR Income Start Date	N/A
	Latest FIR Income Start Date	N/A
	Latest FIR Purchase	N/A

*	Base policy issue ages are based on owner(s) age
**	Based on age of the Annuitant. We automatically issue the FIR if the Annuitant falls within the range displayed

B-1

Appendix 3

State Variations

State	Features/Benefits	State Variation
California	See “The Policies – Your Right to Cancel (“Free Look”)”

If you are age 60 or older at the time the policy is issued, you may cancel the policy within 30 days from the date you received it and receive a refund as follows:

(a)     If you do not direct the premium payment(s) be invested in the Investment Divisions, we will return your (i) policy charge and (ii) premium payment(s), less any withdrawals.

(b)     If you direct the premium payment(s) be invested in the Investment Divisions, we will return your (i) policy charge and (ii) Account Value, on the day we receive your request, in Good Order, less any withdrawals.

	See “The Policies – Electronic Delivery”	You may select electronic delivery; however, the e-delivery credit is not available.

	See “The Policies – Riders – Annual Death Benefit Reset (ADBR) Rider (optional)”	An ownership change or assignment of the policy does not terminate the ADBR Rider.

	See “The Policies – Riders – Investment Preservation Rider (optional) and Investment Preservation Rider 2.0 (optional)”	An ownership change or assignment of the policy does not terminate the Investment Preservation Rider or the Investment Preservation Rider 2.0.

Connecticut	See “The Policies – Riders – Annual Death Benefit Reset (ADBR) Rider (optional)”	An assignment of the policy does not terminate the Annual Death Benefit Reset Rider.

	See “The Policies – Riders – Investment Preservation Rider (optional) and Investment Preservation Rider 2.0 (optional)”	(a) If you discontinue the rider we will not charge a Rider Risk Charge Adjustment. (b) An assignment of the policy does not terminate the IPR or IPR 2.0.

	See “The Policies – Riders – Future Income Rider”	FIR is not available.

	See “The Policies – Premium Credit”	We will not deduct from the death benefit proceeds any Premium Credit applied within 12 months immediately preceding the date of death of the Owner or Annuitant.

Florida	See “The Policies – Your Right to Cancel (“Free Look”)”	You may cancel the policy within 21 days from the date you received it and receive (i) any policy charge, (ii) and premium payment(s), less any withdrawals.

	See “The Policies – Riders – Investment Preservation Rider (optional) and Investment Preservation Rider 2.0 (optional)”	An ownership change or assignment of the policy does not terminate the Investment Preservation Rider or the Investment Preservation Rider 2.0.

	See “The Policies – Riders – Annual Death Benefit Reset (ADBR) Rider (optional)”	An ownership change or assignment of the policy does not terminate the ADBR Rider.

New York	See “Definitions – Nonforfeiture Value”	Nonforfeiture Value—The Nonforfeiture Value is equal to 100% of the Consideration(s) allocated to the Fixed Account and/or to the DCA Advantage Account accumulated at the crediting rate (which shall be no less than the Nonforfeiture Rate) since the Payment Date or transfer date, minus any amounts withdrawn or transferred from the Fixed Account and/or from the DCA Advantage Account, with the remaining amount accumulated at the crediting rate since the date of withdrawal or transfer.

	See “The Policies – Riders – Annual Death Benefit Reset (ADBR) Rider (optional)”	(a) The name of the ADBR rider is “Guaranteed Minimum Death Benefit Rider”. (b) An ownership change or assignment of the policy does not terminate the ADBR rider.

	See “Charges and Deductions – Other Charges –Annual Death Benefit Reset (ADBR) Rider (optional)”	The ADBR rider charge will be deducted from each Investment Division in proportion to its percentage of the Variable Account Value of the applicable quarter and will not reduce your Adjusted Premium Payments.

See “The Policies – Riders – Investment Preservation Rider (optional) and Investment Preservation Rider 2.0 (optional)”

(a)     While a policy is in force we may not suspend or discontinue your right to reset the guaranteed amount.

(b)     If you discontinue the rider we will not charge a Rider Risk Charge Adjustment.

(c)     An ownership change or assignment of the policy does not terminate the IPR or IPR 2.0.

(d)     The IPR death benefit on the 20 year holding period is 100% of the premium payments made in the first Policy Year (less proportional withdrawals) or, if there is a reset, 100% of the Accumulation Value as of the most recent Rider Reset

EffectiveDate (less withdrawals made after such date.) (e) The IPR 2.0 death benefit is not available. (f) The name of the IPR and IPR 2.0 is “Guaranteed Minimum Account Benefit (2.0)”.

See “Charges and Deductions – Other Charges – Investment Preservation Rider Charge and Investment Preservation Rider 2.0 Charge”	The IPR and IPR 2.0 charge will be deducted from each Allocation Option in proportion to its percentage of the Variable Account Value on the first Business Day of the applicable policy quarter.

See “The Policies – Riders – Future Income Rider”	(a) Total Future Income Purchases may not be more than 25% of your Accumulation Value in a given Policy Year. (b) The name of the FIR is “Guaranteed Paid-Up Deferred Annuity Benefit Rider”.

See “Definitions – Adjusted Premium Payment”	Adjusted Premium Payment—The total dollar amount of premium payments made under the policy and allocated to the Investment Divisions of the Separate Account reduced by any withdrawals (including Future Income Purchases) and applicable surrender charges in excess of any gain in the policy.

See “The Policies – Your Right to Cancel (“Free Look”)”	You may cancel the policy within twenty (20) days from the date you received it and receive (i) any policy charge, (ii) and premium payment(s), less any withdrawals.

See “The Policies – Automatic Asset Rebalancing (AAR)”	You must affirmatively elect AAR on your application or in a subsequent notice for your policy to be subject to AAR.

See “Distributions under the Policy – Delay of Payments”	We will pay interest on deferred payments of any partial withdrawal or full surrender request deferred for ten (10) days or more.

See “Distributions under the Policy – Our Right to Cancel”	If we do not receive premium payments for a period of three years, and the Accumulation Value of your policy would provide Income Payments of less than $20 per month on the

Annuity Commencement Date, we reserve the right to terminate your policy.

See “The Policies – Premium Credit”

(a)     You may qualify for the 4% Premium Credit Rate even if your initial premium payment is less than $500,000, if at the time you purchase a New York Life Premier Plus Variable Annuity II policy, you also purchased additional policies for this same product at the same time and the aggregate initial premium paid on all of the policies is at least $1.0 million. In order to aggregate premiums, you must, before purchasing the policy, inform your registered representative that you have policies that can be aggregated.

(b)     We will not deduct from the death benefit proceeds any Premium Credit applied within 12 months immediately preceding the date of death of the Owner or Annuitant.

North Dakota	See “The Policies – Your Right to Cancel (“Free Look”)”	You may cancel the policy within twenty (20) days from the date you received it and receive (i) any policy charge, (ii) and premium payment(s), less any withdrawals.

	See “The Policies – Electronic Delivery”	You may select electronic delivery; however, the e-delivery credit is not available.

	See “The Policies – Riders – Annual Death Benefit Reset (ADBR) Rider (optional)”	An ownership change or assignment of the policy does not terminate the ADBR Rider.

Statement of Additional Information

May 1, 2017

for

New York Life Premier Plus Variable Annuity II

From

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a Delaware Corporation)

51 Madison Avenue, Room 251

New York, New York 10010

Investing in

NYLIAC Variable Annuity Separate Account-III

NYLIAC Variable Annuity Separate Account-IV

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI contains information that expands upon subjects discussed in the current New York Life Premier Plus Variable Annuity II Prospectus. You should read the SAI in conjunction with the current New York Life Premier Plus Variable Annuity II Prospectus dated May 1, 2017. You may obtain a copy of the Prospectus by calling New York Life Insurance and Annuity Corporation (“NYLIAC”) at (800) 598-2019 or writing to NYLIAC at Madison Square Station, P.O. Box 922, New York, NY 10159. Terms used but not defined in this SAI have the same meaning as in the current New York Life Premier Plus Variable Annuity II Prospectus.

THE POLICIES

The following provides additional information about the policies and supplements the description in the Prospectus.

Valuation of Accumulation Units

Accumulation Units are valued separately for each Investment Division of the Separate Account. The method used for valuing Accumulation Units in each Investment Division is the same. We arbitrarily set the value of each Accumulation Unit as of the date operations began for the Investment Division. Thereafter, the value of an Accumulation Unit of an Investment Division for any Business Day equals the value of an Accumulation Unit in that Investment Division as of the immediately preceding Business Day multiplied by the “Net Investment Factor” for that Investment Division for the current Business Day.

We determine the Net Investment Factor for Accumulation Value Based M&E Charge (Separate Account-III) policies for each Investment Division for any period from the close of the preceding Business Day to the close of the current Business Day (the “Valuation Period”) by the following formula:

(a/b) - c

Where: a = the result of:

(1)	the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined at the end of the current Valuation Period, plus

(2)	the per share amount of any dividend or capital gain distribution made by the Eligible Portfolio for shares held in the Investment Division if the “ex-dividend” date occurs during the current Valuation Period;

b =	the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined as of the end of the immediately preceding Valuation Period; and

c =	the daily Mortality and Expense Risk and Administrative Costs charge, which is 1/365th* of the annual Mortality and Expense Risk and Administrative Costs Charge shown on the Policy Data Page.

*	In a leap year, this calculation is based on 366 days.

In each case, the Net Investment Factor for Premium Based M&E Charge (Separate Account-IV) policies is determined by the following formula:

(a/b)

Where: a = the result of:

(1)	the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined at the end of the current Valuation Period, plus

(2)	the per share amount of any dividend or capital gain distribution made by the Eligible Portfolio for shares held in the Investment Division if the “ex-dividend” date occurs during the current Valuation Period;

b =	the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined as of the end of the immediately preceding Valuation Period.

In each case, the Net Investment Factor may be greater or less than one. Therefore, the value of an Accumulation Unit in an Investment Division may increase or decrease from Valuation Period to Valuation Period.

Future Income Purchases

We will inform you of the following each time you submit a Future Income Purchase request:

1.	That amounts used to purchase deferred income payments are not liquid.

2.	That income payments are subject to the credit risk of NYLIAC’s general account.

3.	The amount of the Future Income Payment that you receive from NYLIAC may be higher or lower than the amount you might receive if you purchased a similar product offered by us or by another company. When making a Future Income Purchase, you should consider, in consultation with your agent, payment amounts for similar products, as well as your future income needs, contract terms, the claims paying ability of the insurance company and your tax situation.

2

Upon completion of the Future Income Purchase you will receive a confirmation statement which will inform you of the following:

1.	The amount of future income purchased.

2.	The lack of liquidity of amounts used to make the Future Income Purchase.

3.	That you have the ability to consider other products (from us or another insurer) and cancel within a specific period of time.

Please note that the disclosures listed above will be included in the Future Income Purchase request form or the confirmation statement for each Future Income Purchase as soon as reasonably practicable after the date of this SAI.

ANNUITY PAYMENTS

We will make equal annuity payments each month under the Life Income Payment Option during the lifetime of the Annuitant. Once payments begin, they do not change and are guaranteed for 10 years even if the Annuitant dies sooner. If the Annuitant dies before all guaranteed payments have been made, the rest will be made to the Beneficiary. We may require that the payee submit proof of the Annuitant’s survivorship as a condition for future payments beyond the 10-year guaranteed payment period.

On the Annuity Commencement Date, We will determine the Accumulation Value of your policy and use that value to calculate the amount of each annuity payment. We determine each annuity payment by applying the Accumulation Value, less any premium taxes, to the annuity factors specified in the annuity table set forth in the policy. Those factors are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the gender (except where, as in the case of certain Qualified Policies and other employer-sponsored retirement plans, such classification is not permitted), date of application and age of the Annuitant. The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor from the table to compute the amount of the each monthly annuity payment.

GENERAL MATTERS

Non-Participating. The policies are non-participating. Dividends are not paid.

Misstatement of Age or Gender. If the Annuitant’s stated age and/or gender in the policy are incorrect, NYLIAC will change the benefits payable to those which the premium payments would have purchased for the correct age and gender. Gender is not a factor when annuity benefits are based on unisex annuity payment rate tables. (See “Income Payments—Election of Income Payment Options” in the Prospectus.) If We made payments based on incorrect age or gender, We will increase or reduce a later payment or payments to adjust for the error. Any adjustment will include interest, at 1.0% per year, from the date of the wrong payment to the date the adjustment is made.

Assignments. If permitted by the plan or by law for the plan indicated in the application for the policy, you may assign your interest in a Non-Qualified Policy or any interest in it prior to the Annuity Commencement Date and during the Owner’s lifetime. In order to effect an assignment of all or any part of your interest in a Non-Qualified Policy prior to the Annuity Commencement Date and during the Owner’s lifetime, you must send a duly executed instrument of assignment to VPSC at one of the addresses listed in Question 16 of the Prospectus. NYLIAC will not be deemed to know of an assignment unless it receives a copy of a duly executed instrument evidencing such assignment. Further, NYLIAC assumes no responsibility for the validity of any assignment. (See “Federal Tax Matters—Taxation of Annuities in General” of the Prospectus.)

Modification. NYLIAC may not modify the policy without your consent except to make the policy meet the requirements of the Investment Company Act of 1940, or to make the policy comply with any changes in the Code or as required by the Code in order to continue treatment of the policy as an annuity, or by any other applicable law.

Incontestability. We rely on statements made in the application or a Policy Request. They are representations, not warranties. We will not contest the policy after it has been in force during the lifetime of the Annuitant for two years from the Policy Date.

3

FEDERAL TAX MATTERS

Taxation of New York Life Insurance and Annuity Corporation

NYLIAC is taxed as a life insurance company. Because the Separate Account is not an entity separate from NYLIAC, and its operations form a part of NYLIAC, it will not be taxed separately as a “regulated investment company” under Subchapter M of the Code. As a result, NYLIAC takes into account applicable tax attributes of the assets of the Separate Account on its corporate income tax return, including corporate dividends received deductions and foreign tax credits that may be produced by assets of the Separate Account. Investment income and realized net capital gains on the assets of the Separate Account are reinvested and are taken into account in determining the Accumulation Value. As a result, such investment income and realized net capital gains are automatically retained as part of the reserves under the policy. Under existing federal income tax law, NYLIAC believes that Separate Account investment income and realized net capital gains should not be taxed to the extent that such income and gains are retained as part of the tax-deductible reserves under the policy.

Tax Status of the Policies

Section 817(h) of the Code requires that the investments of the Separate Account must be “adequately diversified” in accordance with Treasury regulations in order for the policies to qualify as annuity contracts under Section 72 of the Code. The Separate Account intends to comply with the diversification requirements prescribed by the Treasury under Treasury Regulation Section 1.817-5.

To comply with regulations under Section 817(h) of the Code, the Separate Account is required to diversify its investments, so that on the last day of each quarter of a calendar year, no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

Although the Treasury Department has issued regulations on the diversification requirements, such regulations do not provide guidance concerning the extent to which policyowners may direct their investments to particular subaccounts of a separate account, or the permitted number of such subaccounts. It is unclear whether additional guidance in this regard will be issued in the future. It is possible that if such guidance is issued, the policy may need to be modified to comply with such additional guidance. For these reasons, NYLIAC reserves the right to modify the policy as necessary to attempt to prevent the policyowner from being considered the owner of the assets of the Separate Account or otherwise to qualify the policy for favorable tax treatment.

The Code also requires that non-qualified annuity contracts contain specific provisions for distribution of the policy proceeds upon the death of any policyowner. In order to be treated as an annuity contract for federal income tax purposes, the Code requires that such policies provide that (a) if any policyowner dies on or after the Annuity Commencement Date and before the entire interest in the policy has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on the policyowner’s death; and (b) if any policyowner dies before the Annuity Commencement Date, the entire interest in the policy must generally be distributed within 5 years after the policyowner’s date of death. For policies owned by a grantor trust, all of whose grantors are individuals, these distribution requirements apply at the death of any grantor. These requirements will be considered satisfied if the entire interest of the policy is used to purchase an immediate annuity under which payments will begin within one year of the policyowner’s death and will be made for the life of the Beneficiary or for a period not extending beyond the life expectancy of the Beneficiary. If the Beneficiary is the policyowner’s surviving spouse (as defined under Federal law), the Policy may be continued with the surviving spouse as the new policyowner. If the policyowner is not a natural person, these “death of Owner” rules apply when the primary Annuitant dies or is changed. Non-Qualified Policies contain provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in these policies satisfy all such Code requirements. The provisions contained in these policies will be reviewed and modified if necessary to assure that they comply with the Code requirements when clarified by regulation or otherwise.

Withholding of federal income taxes on the taxable portion of all distributions may be required unless the recipient elects not to have any such amounts withheld and properly notifies NYLIAC of that election. Different rules may apply to United States citizens or expatriates living abroad. In addition, some states have enacted legislation requiring withholding.

4

Even if a recipient elects no withholding, special rules may require NYLIAC to disregard the recipient’s election if the recipient fails to supply NYLIAC with a “TIN” or taxpayer identification number (social security number for individuals) or if the Internal Revenue Service notifies NYLIAC that the TIN provided by the recipient is incorrect.

Under the Foreign Account Tax Compliance Act (“FATCA”), as reflected in Sections 1471 through 1474 of the IRC, U.S. withholding agents (such as NYLIAC) may be required to obtain certain information to establish the U.S. or non-U.S. status of its account or contract holders (e.g., a Form W-9 or W-8BEN may be required) and perform certain due diligence to ensure that information is accurate. In certain cases, if this information is not obtained, withholding agents, such as NYLIAC may be required to withhold at a 30 percent rate on certain payments beginning July 1, 2014.

SAFEKEEPING OF SEPARATE ACCOUNT ASSETS

NYLIAC holds title to assets of the Separate Accounts. The assets are kept physically segregated and held separate and apart from NYLIAC’s general corporate assets. Records are maintained of all purchases and redemptions of Eligible Portfolio shares held by each of the Investment Divisions.

STATE REGULATION

NYLIAC is a stock life insurance company organized under the laws of Delaware, and is subject to regulation by the Delaware State Insurance Department. We file an annual statement with the Delaware Commissioner of Insurance on or before March 1 of each year covering the operations and reporting on the financial condition of NYLIAC as of December 31 of the preceding calendar year. Periodically, the Delaware Commissioner of Insurance examines the financial condition of NYLIAC, including the liabilities and reserves of the Separate Account.

In addition, NYLIAC is subject to the insurance laws and regulations of all the states where it is licensed to operate. The availability of certain policy rights and provisions depends on state approval and/or filing and review processes. Where required by state law or regulation, the policies will be modified accordingly.

RECORDS AND REPORTS

NYLIAC maintains all records and accounts relating to the Separate Account. As presently required by the federal securities laws, NYLIAC will mail to you at your last known address of record, at least semi-annually after the first Policy Year, reports containing information required under the federal securities laws or by any other applicable law or regulation. It is important that your confirmation and Quarterly Statements be reviewed immediately to ensure that there are no errors. In order to correct an error, you must call it to our attention within 15 days of the date of the statement.

It is important that you inform NYLIAC of an address change so that you can receive these policy statements (See “How do I contact NYLIAC by Telephone or by the Internet?” in the Prospectus). In the event your statement is returned from the US Postal Service as undeliverable, we reserve the right to suspend mailing future correspondence and also suspend current transaction processing until an accurate address is obtained. Additionally, no new service requests can be processed until a valid current address is provided.

LEGAL PROCEEDINGS

NYLIAC is a defendant in lawsuits arising from its agency sales force, insurance (including variable contracts registered under the federal securities laws) and/or other operations. Some of these actions seek substantial or unspecified compensatory and punitive damages. NYLIAC is from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC’s financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC’s operating results for a given year.

5

FINANCIAL STATEMENTS

The consolidated balance sheet of NYLIAC as of December 31, 2016 and 2015, and the consolidated statements of income, of stockholder’s equity and of cash flows for each of the three years in the period ended December 31, 2016 included in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The Separate Account statement of assets and liabilities as of December 31, 2016 and the statements of operations and of changes in net assets and the financial highlights for each of the periods indicated in the Financial Statements included in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

OTHER INFORMATION

NYLIAC filed a Registration Statement with the Securities and Exchange Commission, under the Securities Act of 1933 as amended, with respect to the policies discussed in this Prospectus and SAI. We have not included all of the information set forth in the registration statement, amendments and exhibits to the registration statement in the Prospectus and this SAI. We intend the statements contained in the Prospectus and this SAI concerning the content of the policies and other legal instruments to be summaries. For a complete statement of the terms of these documents, you should refer to the instruments filed with the Securities and Exchange Commission. The omitted information may be obtained at the principal offices of the Securities and Exchange Commission in Washington, D.C., upon payment of prescribed fees, or through the Commission’s website at www.sec.gov.

6

NYLIAC Variable Annuity Separate Account-IV

Financial Statements

NYLIAC Variable Annuity Separate Account-IV

Statement of Assets and Liabilities
As of December 31, 2016

	MainStay VP Absolute Return Multi-Strategy—Service Class	MainStay VP Balanced—Service Class	MainStay VP Bond—Service Class	MainStay VP Common Stock—Service Class	MainStay VP Conservative Allocation—Service Class	MainStay VP Convertible—Service Class	MainStay VP Cornerstone Growth—Service Class
ASSETS:
Investment at net asset value	$295,439,739	$258,575,856	$235,718,771	$135,133,223	$536,433,293	$312,748,577	$31,077,882
Dividends due and accrued	—	—	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	164,193	(39,202)	(56,953)	(155,490)	(80,268)	157,409	(7,095)
Net receivable from (payable to) the Fund for shares sold or purchased	(164,193)	39,202	56,953	155,490	80,268	(157,409)	7,095

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	624,520	482,255	467,168	239,114	1,089,169	597,861	62,427

Total Net Assets	$294,815,219	$258,093,601	$235,251,603	$134,894,109	$535,344,124	$312,150,716	$31,015,455
Total shares outstanding	32,871,357	18,298,297	16,695,126	5,325,924	49,880,295	25,674,226	1,315,987
Net asset value per share (NAV)	$8.99	$14.13	$14.12	$25.37	$10.75	$12.18	$23.62
Total units outstanding	32,872,559	14,358,946	17,745,080	7,339,716	34,011,669	16,537,577	1,781,038
Variable accumulation unit value (lowest to highest)	$8.99 to $8.99	$10.58 to $20.44	$10.23 to $16.95	$10.64 to $28.05	$10.17 to $17.60	$10.55 to $26.52	$9.84 to $20.69
Identified cost of investment	$331,374,485	$246,850,557	$244,034,761	$135,961,625	$576,664,820	$317,836,135	$35,810,744
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-IV

Statement of Assets and Liabilities (Continued)
As of December 31, 2016

	MainStay VP Cushing® Renaissance Advantage—Service Class	MainStay VP Eagle Small Cap Growth—Initial Class	MainStay VP Eagle Small Cap Growth—Service Class	MainStay VP Emerging Markets Equity—Service Class	MainStay VP Epoch U.S. Small Cap—Service Class	MainStay VP Floating Rate—Service Class	MainStay VP Government—Service Class
ASSETS:
Investment at net asset value	$19,609,104	$45,354,024	$39,011,475	$100,531,556	$125,135,028	$366,749,174	$119,014,430
Dividends due and accrued	—	—	—	—	—	1,181,349	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	11,266	(48,651)	(20,346)	(73,050)	170,065	88,388	(140,588)
Net receivable from (payable to) the Fund for shares sold or purchased	(11,266)	48,651	20,346	73,050	(170,065)	(1,269,737)	140,588

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	24,537	79,743	72,771	205,892	225,551	716,706	254,365

Total Net Assets	$19,584,567	$45,274,281	$38,938,704	$100,325,664	$124,909,477	$366,032,468	$118,760,065
Total shares outstanding	2,016,020	3,769,498	3,285,025	13,940,864	10,199,186	40,209,819	11,065,172
Net asset value per share (NAV)	$9.73	$12.03	$11.88	$7.21	$12.27	$9.12	$10.76
Total units outstanding	2,032,276	3,101,954	3,021,027	13,515,029	5,649,691	26,909,803	9,545,480
Variable accumulation unit value (lowest to highest)	$9.65 to $9.65	$14.62 to $14.62	$10.60 to $14.44	$7.41 to $8.27	$10.97 to $31.95	$10.53 to $15.09	$10.02 to $15.38
Identified cost of investment	$17,369,085	$39,274,942	$39,474,061	$127,421,699	$119,015,494	$368,601,880	$125,605,349
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-IV

Statement of Assets and Liabilities (Continued)
As of December 31, 2016

	MainStay VP Growth Allocation—Service Class	MainStay VP High Yield Corporate Bond—Service Class	MainStay VP ICAP Select Equity—Service Class	MainStay VP Income Builder—Service Class	MainStay VP International Equity—Service Class	MainStay VP Janus Balanced—Initial Class	MainStay VP Janus Balanced—Service Class
ASSETS:
Investment at net asset value	$650,971,245	$1,568,486,996	$312,302,103	$253,332,185	$158,996,938	$27,056,581	$434,470,998
Dividends due and accrued	—	—	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	475,735	1,119,176	(129,290)	13,277	(236,740)	(499,010)	36,217
Net receivable from (payable to) the Fund for shares sold or purchased	(475,735)	(1,119,176)	129,290	(13,277)	236,740	499,010	(36,217)

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	1,313,064	2,981,227	602,978	485,220	327,447	49,651	836,763

Total Net Assets	$649,658,181	$1,565,505,769	$311,699,125	$252,846,965	$158,669,491	$27,006,930	$433,634,235
Total shares outstanding	61,955,126	158,998,212	22,940,539	16,001,256	12,104,846	2,288,306	36,910,275
Net asset value per share (NAV)	$10.51	$9.86	$13.61	$15.83	$13.13	$11.82	$11.77
Total units outstanding	43,318,342	92,116,079	15,774,809	14,323,184	11,164,992	1,862,761	31,719,571
Variable accumulation unit value (lowest to highest)	$9.93 to $20.07	$10.95 to $25.27	$9.80 to $24.10	$10.19 to $23.06	$9.32 to $20.34	$14.53 to $14.53	$10.23 to $14.35
Identified cost of investment	$690,254,211	$1,571,784,541	$326,705,811	$267,630,507	$152,082,802	$24,570,474	$415,896,678
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-IV

Statement of Assets and Liabilities (Continued)
As of December 31, 2016

	MainStay VP Large Cap Growth—Service Class	MainStay VP MFS® Utilities—Service Class	MainStay VP Mid Cap Core—Service Class	MainStay VP Moderate Allocation—Service Class	MainStay VP Moderate Growth Allocation—Service Class	MainStay VP PIMCO Real Return—Service Class	MainStay VP S&P 500 Index—Service Class
ASSETS:
Investment at net asset value	$318,592,205	$731,512,530	$262,572,626	$771,286,425	$1,526,010,556	$204,862,255	$384,586,336
Dividends due and accrued	—	—	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	(120,423)	(151,074)	(52,210)	225,226	(220,288)	(56,431)	232,718
Net receivable from (payable to) the Fund for shares sold or purchased	120,423	151,074	52,210	(225,226)	220,288	56,431	(232,718)

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	647,325	1,480,127	488,290	1,503,649	2,894,150	408,624	645,871

Total Net Assets	$317,944,880	$730,032,403	$262,084,336	$769,782,776	$1,523,116,406	$204,453,631	$383,940,465
Total shares outstanding	17,667,653	68,897,734	19,924,666	73,594,460	140,055,076	24,424,320	8,780,619
Net asset value per share (NAV)	$18.03	$10.62	$13.18	$10.48	$10.90	$8.39	$43.80
Total units outstanding	17,091,292	55,397,520	10,997,576	47,376,880	86,991,585	20,441,833	20,171,526
Variable accumulation unit value (lowest to highest)	$9.97 to $23.77	$9.21 to $13.93	$10.34 to $34.43	$10.09 to $18.01	$10.06 to $19.86	$10.02 to $10.03	$10.92 to $27.37
Identified cost of investment	$338,561,421	$808,744,899	$275,786,599	$823,462,755	$1,582,559,349	$238,610,243	$342,011,968
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-IV

Statement of Assets and Liabilities (Continued)
As of December 31, 2016

	MainStay VP Small Cap Core—Service Class	MainStay VP T. Rowe Price Equity Income—Service Class	MainStay VP U.S. Government Money Market—Initial Class	MainStay VP Unconstrained Bond—Service Class	MainStay VP VanEck Global Hard Assets—Initial Class	American Funds IS® Global Small Capitalization Fund℠—Class 4	American Funds IS® New World Fund®—Class 4
ASSETS:
Investment at net asset value	$116,966,176	$184,464,084	$333,650,626	$677,784,678	$217,291,199	$8,219,355	$83,639,234
Dividends due and accrued	—	—	2,894	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	(39,182)	117,430	(1,388,374)	428,567	(51,968)	(16,615)	124,177
Net receivable from (payable to) the Fund for shares sold or purchased	39,182	(117,430)	1,385,480	(428,567)	51,968	16,615	(124,177)

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	73,169	313,117	723,004	1,387,517	392,923	16,549	164,526

Total Net Assets	$116,893,007	$184,150,967	$332,927,622	$676,397,161	$216,898,276	$8,202,806	$83,474,708
Total shares outstanding	9,978,762	14,250,978	333,596,250	68,679,460	28,339,198	412,825	4,286,993
Net asset value per share (NAV)	$11.72	$12.94	$1.00	$9.87	$7.67	$19.91	$19.51
Total units outstanding	9,833,480	11,836,223	88,778,899	58,072,245	27,466,609	868,833	8,826,589
Variable accumulation unit value (lowest to highest)	$11.89 to $11.89	$10.88 to $16.58	$1.00 to $10.01	$10.24 to $12.34	$7.86 to $8.71	$9.46 to $9.46	$9.39 to $9.59
Identified cost of investment	$106,964,890	$171,107,926	$335,015,395	$693,545,155	$245,128,828	$8,821,687	$85,135,706
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-IV

Statement of Assets and Liabilities (Continued)
As of December 31, 2016

	BlackRock® Global Allocation V.I. Fund—Class III	BlackRock® High Yield V.I. Fund—Class III	Columbia Variable Portfolio—Commodity Strategy Fund—Class 2	Columbia Variable Portfolio—Emerging Markets Bond Fund—Class 2	Columbia Variable Portfolio—Small Cap Value Fund—Class 2	Deutsche Alternative Asset Allocation VIP—Class B	Dreyfus IP Technology Growth Portfolio—Service Shares
ASSETS:
Investment at net asset value	$464,667,162	$91,257,750	$5,192,490	$19,112,464	$94,780,326	$17,185,228	$136,990,479
Dividends due and accrued	—	401,723	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	(98,501)	45,504	(2,492)	101,474	116,294	117,328	13,063
Net receivable from (payable to) the Fund for shares sold or purchased	98,501	(447,227)	2,492	(101,474)	(116,294)	(117,328)	(13,063)

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	934,827	174,403	6,238	22,827	148,074	11,296	265,761

Total Net Assets	$463,732,335	$91,083,347	$5,186,252	$19,089,637	$94,632,252	$17,173,932	$136,724,718
Total shares outstanding	34,754,462	12,549,175	828,148	2,013,958	4,985,814	1,326,021	8,115,550
Net asset value per share (NAV)	$13.37	$7.24	$6.27	$9.49	$19.01	$12.96	$16.88
Total units outstanding	39,705,500	8,550,315	607,033	1,811,035	4,303,911	1,695,981	6,796,045
Variable accumulation unit value (lowest to highest)	$9.79 to $11.89	$10.50 to $10.77	$8.55 to $8.55	$10.55 to $10.55	$12.24 to $25.66	$10.13 to $10.13	$10.52 to $27.36
Identified cost of investment	$504,833,774	$90,532,901	$5,084,881	$19,207,085	$85,819,604	$17,120,128	$129,680,775
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-IV

Statement of Assets and Liabilities (Continued)
As of December 31, 2016

	Fidelity® VIP Contrafund® Portfolio—Service Class 2	Fidelity® VIP Equity-Income Portfolio—Service Class 2	Fidelity® VIP Growth Opportunities Portfolio—Service Class 2	Fidelity® VIP Mid Cap Portfolio—Service Class 2	Invesco V.I. American Value Fund—Series II Shares	Invesco V.I. International Growth Fund—Series II Shares	Janus Aspen Global Research Portfolio—Service Shares
ASSETS:
Investment at net asset value	$796,349,177	$113,760,266	$45,242,593	$220,487,072	$41,015,793	$110,084,951	$63,222,642
Dividends due and accrued	—	—	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	383,176	175,763	(32,719)	(66,635)	96,457	128,622	(886)
Net receivable from (payable to) the Fund for shares sold or purchased	(383,176)	(175,763)	32,719	66,635	(96,457)	(128,622)	886

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	1,558,552	195,778	107,495	399,889	81,183	214,951	125,143

Total Net Assets	$794,790,625	$113,564,488	$45,135,098	$220,087,183	$40,934,610	$109,870,000	$63,097,499
Total shares outstanding	24,540,807	5,301,038	1,473,700	6,675,358	2,426,970	3,393,494	1,585,720
Net asset value per share (NAV)	$32.45	$21.46	$30.70	$33.03	$16.90	$32.44	$39.87
Total units outstanding	43,162,752	5,483,660	4,081,354	9,609,465	3,211,335	11,921,932	3,810,539
Variable accumulation unit value (lowest to highest)	$10.42 to $31.53	$10.95 to $24.36	$10.04 to $11.99	$10.51 to $38.86	$10.07 to $13.60	$8.96 to $9.45	$9.24 to $18.77
Identified cost of investment	$754,574,437	$112,438,130	$45,971,886	$212,320,885	$43,317,515	$115,039,983	$56,907,378
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-IV

Statement of Assets and Liabilities (Continued)
As of December 31, 2016

	MFS® Investors Trust Series—Service Class	MFS® Research Series—Service Class	Neuberger Berman AMT Mid Cap Growth Portfolio— Class S	PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)—Advisor Class	PIMCO VIT Low Duration Portfolio—Advisor Class	PIMCO VIT Total Return Portfolio—Advisor Class	UIF U.S. Real Estate Portfolio—Class II	Victory VIF Diversified Stock Fund—Class A Shares
ASSETS:
Investment at net asset value	$96,193,580	$33,683,961	$172,794,544	$270,487,520	$20,994,216	$242,790,208	$106,219,339	$16,035,660
Dividends due and accrued	—	—	—	64,547	25,454	386,850	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	126,446	4,769	(41,344)	142,793	131,644	182,361	(69,712)	(7,454)
Net receivable from (payable to) the Fund for shares sold or purchased	(126,446)	(4,769)	41,344	(207,340)	(157,098)	(569,211)	69,712	7,454

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	180,093	62,490	357,099	544,991	16,626	491,889	205,542	32,716

Total Net Assets	$96,013,487	$33,621,471	$172,437,445	$269,942,529	$20,977,590	$242,298,319	$106,013,797	$16,002,944
Total shares outstanding	3,805,126	1,309,132	8,181,560	24,545,147	2,050,216	22,818,629	4,996,206	1,332,973
Net asset value per share (NAV)	$25.28	$25.73	$21.12	$11.02	$10.24	$10.64	$21.26	$12.03
Total units outstanding	6,359,084	1,783,006	10,129,728	24,483,704	2,086,826	23,425,328	8,666,241	876,015
Variable accumulation unit value (lowest to highest)	$10.57 to $26.81	$10.57 to $28.96	$9.83 to $30.13	$10.53 to $11.45	$10.06 to $10.06	$10.16 to $10.53	$10.90 to $12.73	$10.07 to $21.67
Identified cost of investment	$103,014,576	$35,235,079	$185,996,621	$267,232,848	$20,848,198	$250,313,262	$99,910,901	$17,553,783
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-IV

Statement of Operations
For the year ended December 31, 2016

	MainStay VP Absolute Return Multi-Strategy—Service Class	MainStay VP Balanced—Service Class	MainStay VP Bond—Service Class	MainStay VP Common Stock—Service Class	MainStay VP Conservative Allocation—Service Class	MainStay VP Convertible—Service Class	MainStay VP Cornerstone Growth—Service Class	MainStay VP Cushing® Renaissance Advantage—Service Class	MainStay VP Eagle Small Cap Growth—Initial Class
INVESTMENT INCOME (LOSS):
Dividend income	$—	$2,936,393	$5,863,422	$1,604,590	$12,637,842	$10,992,506	$—	$27,211	$—
Mortality and expense risk charges	(4,662,194)	(3,773,031)	(3,715,152)	(1,851,480)	(8,536,434)	(4,657,195)	(489,698)	(182,751)	(647,801)
Administrative charges	(996,557)	(730,473)	(528,533)	(291,465)	(1,322,646)	(690,870)	(72,866)	(20,183)	(114,571)
Net investment income (loss)	(5,658,751)	(1,567,111)	1,619,737	(538,355)	2,778,762	5,644,441	(562,564)	(175,723)	(762,372)
REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	26,356,481	22,575,662	33,562,041	20,370,158	118,449,852	39,663,510	7,092,818	14,492,618	9,527,386
Cost of investments sold	(32,274,027)	(18,179,640)	(34,938,711)	(17,473,029)	(127,126,470)	(36,860,983)	(7,871,288)	(13,944,824)	(8,310,840)
Net realized gain (loss) on investments	(5,917,546)	4,396,022	(1,376,670)	2,897,129	(8,676,618)	2,802,527	(778,470)	547,794	1,216,546
Realized gain distribution received	—	8,142,787	951,757	7,596,219	11,178,662	11,745,141	2,715,582	—	2,418,260
Change in unrealized appreciation (depreciation) on investments	6,501,833	7,101,120	1,342,053	(1,308,480)	15,745,807	8,004,848	(1,741,556)	2,854,451	637,061
Net gain (loss) on investments	584,287	19,639,929	917,140	9,184,868	18,247,851	22,552,516	195,556	3,402,245	4,271,867
Net increase (decrease) in net assets resulting from operations	$(5,074,464)	$18,072,818	$2,536,877	$8,646,513	$21,026,613	$28,196,957	$(367,008)	$3,226,522	$3,509,495
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-IV

Statement of Operations (Continued)
For the year ended December 31, 2016

	MainStay VP Eagle Small Cap Growth—Service Class	MainStay VP Emerging Markets Equity—Service Class	MainStay VP Epoch U.S. Small Cap—Service Class	MainStay VP Floating Rate—Service Class	MainStay VP Government—Service Class	MainStay VP Growth Allocation—Service Class	MainStay VP High Yield Corporate Bond—Service Class	MainStay VP ICAP Select Equity—Service Class	MainStay VP Income Builder—Service Class
INVESTMENT INCOME (LOSS):
Dividend income	$—	$159,385	$222,083	$12,767,512	$2,843,625	$8,074,717	$82,938,943	$2,641,313	$9,492,403
Mortality and expense risk charges	(567,926)	(1,646,206)	(1,755,806)	(5,636,636)	(2,059,412)	(9,807,231)	(23,117,060)	(4,748,941)	(3,781,940)
Administrative charges	(76,755)	(283,676)	(219,735)	(982,403)	(315,711)	(2,068,314)	(4,561,377)	(762,575)	(600,458)
Net investment income (loss)	(644,681)	(1,770,497)	(1,753,458)	6,148,473	468,502	(3,800,828)	55,260,506	(2,870,203)	5,110,005
REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	9,406,891	18,608,539	20,555,718	50,221,742	31,817,939	54,819,790	158,501,135	44,628,011	28,945,510
Cost of investments sold	(9,689,408)	(25,666,340)	(15,538,649)	(51,756,389)	(33,860,212)	(50,469,677)	(158,418,026)	(33,654,296)	(29,807,425)
Net realized gain (loss) on investments	(282,517)	(7,057,801)	5,017,069	(1,534,647)	(2,042,273)	4,350,113	83,109	10,973,715	(861,915)
Realized gain distribution received	1,906,068	—	5,673,956	—	—	36,783,474	—	45,893,347	1,315,514
Change in unrealized appreciation (depreciation) on investments	1,818,786	13,354,050	6,364,895	16,019,876	(111,937)	(2,777,801)	129,155,179	(45,467,653)	9,697,129
Net gain (loss) on investments	3,442,337	6,296,249	17,055,920	14,485,229	(2,154,210)	38,355,786	129,238,288	11,399,409	10,150,728
Net increase (decrease) in net assets resulting from operations	$2,797,656	$4,525,752	$15,302,462	$20,633,702	$(1,685,708)	$34,554,958	$184,498,794	$8,529,206	$15,260,733
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-IV

Statement of Operations (Continued)
For the year ended December 31, 2016

	MainStay VP International Equity—Service Class	MainStay VP Janus Balanced—Initial Class	MainStay VP Janus Balanced—Service Class	MainStay VP Large Cap Growth—Service Class	MainStay VP MFS® Utilities—Service Class	MainStay VP Mid Cap Core—Service Class	MainStay VP Moderate Allocation—Service Class	MainStay VP Moderate Growth Allocation—Service Class	MainStay VP PIMCO Real Return—Service Class
INVESTMENT INCOME (LOSS):
Dividend income	$911,506	$522,410	$7,124,586	$—	$20,245,634	$1,399,930	$14,886,224	$26,991,422	$2,878,129
Mortality and expense risk charges	(2,617,755)	(396,325)	(6,590,486)	(5,034,802)	(11,519,328)	(3,831,713)	(11,734,070)	(22,567,341)	(3,202,066)
Administrative charges	(390,782)	(137,588)	(1,429,755)	(708,858)	(2,069,172)	(504,274)	(2,581,844)	(6,356,858)	(685,303)
Net investment income (loss)	(2,097,031)	(11,503)	(895,655)	(5,743,660)	6,657,134	(2,936,057)	570,310	(1,932,777)	(1,009,240)
REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	28,506,207	4,201,816	44,531,701	44,000,251	97,170,855	38,369,996	74,766,821	130,821,026	25,003,490
Cost of investments sold	(25,523,422)	(3,615,576)	(37,957,244)	(31,323,826)	(92,066,381)	(31,577,269)	(70,850,725)	(118,757,679)	(30,093,933)
Net realized gain (loss) on investments	2,982,785	586,240	6,574,457	12,676,425	5,104,474	6,792,727	3,916,096	12,063,347	(5,090,443)
Realized gain distribution received	—	1,331,774	20,727,438	27,545,431	19,527,097	17,206,402	31,585,454	86,495,716	—
Change in unrealized appreciation (depreciation) on investments	(12,622,709)	(1,216,717)	(15,106,484)	(45,715,868)	29,388,447	693,247	(5,334,755)	(19,888,311)	12,076,758
Net gain (loss) on investments	(9,639,924)	701,297	12,195,411	(5,494,012)	54,020,018	24,692,376	30,166,795	78,670,752	6,986,315
Net increase (decrease) in net assets resulting from operations	$(11,736,955)	$689,794	$11,299,756	$(11,237,672)	$60,677,152	$21,756,319	$30,737,105	$76,737,975	$5,977,075
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-IV

Statement of Operations (Continued)
For the year ended December 31, 2016

	MainStay VP S&P 500 Index—Service Class	MainStay VP Small Cap Core—Service Class (a)	MainStay VP T. Rowe Price Equity Income—Service Class	MainStay VP U.S. Government Money Market—Initial Class	MainStay VP Unconstrained Bond—Service Class	MainStay VP VanEck Global Hard Assets—Initial Class	American Funds IS® Global Small Capitalization Fund℠— Class 4	American Funds IS® New World Fund®—Class 4	BlackRock® Global Allocation V.I. Fund—Class III
INVESTMENT INCOME (LOSS):
Dividend income	$4,649,255	$92,938	$2,801,556	$31,812	$20,516,820	$1,256,517	$7,931	$501,176	$5,704,447
Mortality and expense risk charges	(4,963,829)	(654,413)	(2,463,288)	(5,638,020)	(10,432,213)	(3,146,953)	(115,343)	(1,188,769)	(7,308,344)
Administrative charges	(729,008)	(77,073)	(393,829)	(836,053)	(1,984,437)	(451,689)	(9,110)	(172,193)	(1,908,850)
Net investment income (loss)	(1,043,582)	(638,548)	(55,561)	(6,442,261)	8,100,170	(2,342,125)	(116,522)	(859,786)	(3,512,747)
REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	25,491,701	8,867,983	21,905,485	170,150,613	64,162,750	42,430,244	1,881,242	5,111,425	49,105,137
Cost of investments sold	(15,401,698)	(8,470,730)	(17,923,622)	(170,143,669)	(68,402,466)	(61,309,778)	(2,398,281)	(6,183,024)	(52,031,882)
Net realized gain (loss) on investments	10,090,003	397,253	3,981,863	6,944	(4,239,716)	(18,879,534)	(517,039)	(1,071,599)	(2,926,745)
Realized gain distribution received	9,630,775	1,624,744	11,420,687	—	—	—	1,107,080	—	—
Change in unrealized appreciation (depreciation) on investments	10,835,266	10,040,468	9,856,531	20,732	25,607,488	89,634,596	(330,394)	4,251,337	14,357,500
Net gain (loss) on investments	30,556,044	12,062,465	25,259,081	27,676	21,367,772	70,755,062	259,647	3,179,738	11,430,755
Net increase (decrease) in net assets resulting from operations	$29,512,462	$11,423,917	$25,203,520	$(6,414,585)	$29,467,942	$68,412,937	$143,125	$2,319,952	$7,918,008

(a) For the period May 1, 2016 (commencement of Investment Division) through December 31, 2016.
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-IV

Statement of Operations (Continued)
For the year ended December 31, 2016

	BlackRock® High Yield V.I. Fund—Class III	Columbia Variable Portfolio—Commodity Strategy Fund—Class 2	Columbia Variable Portfolio—Emerging Markets Bond Fund—Class 2	Columbia Variable Portfolio—Small Cap Value Fund—Class 2	Deutsche Alternative Asset Allocation VIP—Class B (a)	Dreyfus IP Technology Growth Portfolio—Service Shares	Fidelity® VIP Contrafund® Portfolio—Service Class 2	Fidelity® VIP Equity-Income Portfolio—Service Class 2	Fidelity® VIP Growth Opportunities Portfolio—Service Class 2
INVESTMENT INCOME (LOSS):
Dividend income	$3,831,233	$—	$201,491	$294,611	$—	$—	$4,778,589	$2,277,961	$21,308
Mortality and expense risk charges	(1,294,694)	(47,580)	(168,768)	(1,162,909)	(78,333)	(2,075,318)	(11,812,853)	(1,557,430)	(803,654)
Administrative charges	(271,676)	(3,514)	(36,513)	(117,863)	(10,688)	(232,360)	(2,029,018)	(173,059)	(126,583)
Net investment income (loss)	2,264,863	(51,094)	(3,790)	(986,161)	(89,021)	(2,307,678)	(9,063,282)	547,472	(908,929)
REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	9,902,478	1,286,576	4,803,051	12,633,333	290,479	18,024,512	75,757,809	20,547,205	15,666,852
Cost of investments sold	(10,884,841)	(1,319,001)	(4,565,232)	(11,585,748)	(287,752)	(13,964,322)	(55,849,225)	(18,403,616)	(17,923,574)
Net realized gain (loss) on investments	(982,363)	(32,425)	237,819	1,047,585	2,727	4,060,190	19,908,584	2,143,589	(2,256,722)
Realized gain distribution received	—	—	—	7,495,345	—	6,459,280	54,569,639	6,446,727	817,777
Change in unrealized appreciation (depreciation) on investments	6,029,836	256,627	(150,129)	14,095,261	(52,228)	(4,206,890)	(21,431,987)	6,125,527	2,282,103
Net gain (loss) on investments	5,047,473	224,202	87,690	22,638,191	(49,501)	6,312,580	53,046,236	14,715,843	843,158
Net increase (decrease) in net assets resulting from operations	$7,312,336	$173,108	$83,900	$21,652,030	$(138,522)	$4,004,902	$43,982,954	$15,263,315	$(65,771)

(a) For the period May 1, 2016 (commencement of Investment Division) through December 31, 2016.
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-IV

Statement of Operations (Continued)
For the year ended December 31, 2016

	Fidelity® VIP Mid Cap Portfolio—Service Class 2	Invesco V.I. American Value Fund—Series II Shares	Invesco V.I. International Growth Fund—Series II Shares	Janus Aspen Global Research Portfolio—Service Shares	MFS® Investors Trust Series—Service Class	MFS® Research Series—Service Class	Neuberger Berman AMT Mid Cap Growth Portfolio—Class S	PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)—Advisor Class	PIMCO VIT Low Duration Portfolio—Advisor Class (a)
INVESTMENT INCOME (LOSS):
Dividend income	$659,808	$42,804	$1,157,629	$612,621	$456,348	$167,508	$—	$3,288,997	$92,254
Mortality and expense risk charges	(3,142,885)	(611,370)	(1,565,503)	(972,276)	(1,316,263)	(482,313)	(2,680,046)	(3,989,057)	(122,113)
Administrative charges	(404,484)	(53,983)	(229,256)	(93,501)	(234,734)	(85,387)	(325,398)	(679,106)	(13,649)
Net investment income (loss)	(2,887,561)	(622,549)	(637,130)	(453,156)	(1,094,649)	(400,192)	(3,005,444)	(1,379,166)	(43,508)
REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	31,451,744	9,902,957	4,704,710	12,899,195	6,167,163	6,592,566	26,184,294	13,015,374	13,397,900
Cost of investments sold	(27,331,486)	(12,496,736)	(5,286,095)	(9,274,991)	(6,354,756)	(6,148,566)	(40,320,365)	(12,623,356)	(13,452,969)
Net realized gain (loss) on investments	4,120,258	(2,593,779)	(581,385)	3,624,204	(187,593)	444,000	(14,136,071)	392,018	(55,069)
Realized gain distribution received	12,999,167	2,077,440	—	—	8,900,585	3,293,528	8,359,839	992,500	—
Change in unrealized appreciation (depreciation) on investments	5,984,725	5,888,118	(1,149,476)	(3,297,550)	(2,241,462)	(1,471,352)	14,058,660	8,022,166	(11,081)
Net gain (loss) on investments	23,104,150	5,371,779	(1,730,861)	326,654	6,471,530	2,266,176	8,282,428	9,406,684	(66,150)
Net increase (decrease) in net assets resulting from operations	$20,216,589	$4,749,230	$(2,367,991)	$(126,502)	$5,376,881	$1,865,984	$5,276,984	$8,027,518	$(109,658)

(a) For the period May 1, 2016 (commencement of Investment Division) through December 31, 2016.
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-IV

Statement of Operations (Continued)
For the year ended December 31, 2016

	PIMCO VIT Total Return Portfolio—Advisor Class	Royce Micro-Cap Portfolio—Investment Class	UIF U.S. Real Estate Portfolio—Class II	Victory VIF Diversified Stock Fund—Class A Shares
INVESTMENT INCOME (LOSS):
Dividend income	$3,913,197	$—	$989,887	$168,202
Mortality and expense risk charges	(3,588,796)	(817,677)	(1,576,069)	(255,347)
Administrative charges	(608,675)	(142,835)	(170,321)	(48,917)
Net investment income (loss)	(284,274)	(960,512)	(756,503)	(136,062)
REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	9,026,828	117,382,980	11,349,055	4,331,224
Cost of investments sold	(9,455,943)	(127,474,875)	(9,397,420)	(3,759,369)
Net realized gain (loss) on investments	(429,115)	(10,091,895)	1,951,635	571,855
Realized gain distribution received	—	—	—	1,330,242
Change in unrealized appreciation (depreciation) on investments	(1,373)	16,950,018	2,447,735	(1,435,349)
Net gain (loss) on investments	(430,488)	6,858,123	4,399,370	466,748
Net increase (decrease) in net assets resulting from operations	$(714,762)	$5,897,611	$3,642,867	$330,686
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-IV

Statement of Changes in Net Assets
For the years ended December 31, 2016
and December 31, 2015

	MainStay VP Absolute Return Multi-Strategy—Service Class		MainStay VP Balanced—Service Class		MainStay VP Bond—Service Class		MainStay VP Common Stock—Service Class		MainStay VP Conservative Allocation—Service Class
	2016	2015	2016	2015	2016	2015	2016	2015	2016	2015
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$(5,658,751)	$(5,383,323)	$(1,567,111)	$(2,245,926)	$1,619,737	$905,284	$(538,355)	$(594,333)	$2,778,762	$1,810,972
Net realized gain (loss) on investments	(5,917,546)	(3,468,411)	4,396,022	4,954,902	(1,376,670)	(496,040)	2,897,129	7,087,320	(8,676,618)	4,415,591
Realized gain distribution received	—	—	8,142,787	14,025,797	951,757	82,487	7,596,219	6,901,399	11,178,662	33,094,017
Change in unrealized appreciation (depreciation) on investments	6,501,833	(17,978,141)	7,101,120	(27,653,236)	1,342,053	(4,438,453)	(1,308,480)	(14,703,121)	15,745,807	(59,912,110)
Net increase (decrease) in net assets resulting from operations	(5,074,464)	(26,829,875)	18,072,818	(10,918,463)	2,536,877	(3,946,722)	8,646,513	(1,308,735)	21,026,613	(20,591,530)
Contributions and (Withdrawals):
Payments received from policyowners	18,590,870	26,213,867	10,489,680	15,526,379	7,466,390	7,703,101	12,308,728	11,559,698	11,587,762	23,346,027
Policyowners’ surrenders	(13,747,162)	(12,767,937)	(16,498,181)	(15,608,274)	(18,735,805)	(16,262,901)	(7,776,298)	(5,616,377)	(45,187,162)	(40,203,486)
Policyowners’ annuity and death benefits	(1,184,879)	(1,225,064)	(992,773)	(1,332,925)	(1,216,580)	(1,448,578)	(327,596)	(276,545)	(5,301,568)	(5,412,058)
Net transfers from (to) Fixed account	44,110,714	55,877,476	15,953,634	22,615,270	15,397,842	13,277,801	17,672,460	14,301,015	28,633,649	37,159,314
Transfers between Investment Divisions	(4,570,802)	(37,223,758)	9,245,194	9,915,632	13,047,372	(1,275,797)	11,290,429	(2,743,924)	(29,662,953)	34,268,453
Net contributions and (withdrawals)	43,198,741	30,874,584	18,197,554	31,116,082	15,959,219	1,993,626	33,167,723	17,223,867	(39,930,272)	49,158,250
Increase (decrease) in net assets	38,124,277	4,044,709	36,270,372	20,197,619	18,496,096	(1,953,096)	41,814,236	15,915,132	(18,903,659)	28,566,720
NET ASSETS:
Beginning of period	256,690,942	252,646,233	221,823,229	201,625,610	216,755,507	218,708,603	93,079,873	77,164,741	554,247,783	525,681,063
End of period	$294,815,219	$256,690,942	$258,093,601	$221,823,229	$235,251,603	$216,755,507	$134,894,109	$93,079,873	$535,344,124	$554,247,783
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-IV

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2016
and December 31, 2015

	MainStay VP Convertible—Service Class		MainStay VP Cornerstone Growth—Service Class		MainStay VP Cushing® Renaissance Advantage—Service Class		MainStay VP Eagle Small Cap Growth—Initial Class		MainStay VP Eagle Small Cap Growth—Service Class
	2016	2015	2016	2015	2016	2015 (b)	2016	2015	2016	2015
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$5,644,441	$1,728,358	$(562,564)	$(519,590)	$(175,723)	$(14,667)	$(762,372)	$(913,598)	$(644,681)	$(553,406)
Net realized gain (loss) on investments	2,802,527	6,400,847	(778,470)	622,359	547,794	(62,773)	1,216,546	3,070,077	(282,517)	769,946
Realized gain distribution received	11,745,141	22,422,060	2,715,582	4,121,905	—	—	2,418,260	6,361,326	1,906,068	4,412,960
Change in unrealized appreciation (depreciation) on investments	8,004,848	(41,186,495)	(1,741,556)	(4,082,153)	2,854,451	(625,697)	637,061	(9,553,672)	1,818,786	(6,046,850)
Net increase (decrease) in net assets resulting from operations	28,196,957	(10,635,230)	(367,008)	142,521	3,226,522	(703,137)	3,509,495	(1,035,867)	2,797,656	(1,417,350)
Contributions and (Withdrawals):
Payments received from policyowners	9,483,638	16,272,425	1,196,329	1,498,353	1,001,541	660,444	145,718	449,912	1,813,563	2,752,808
Policyowners’ surrenders	(23,026,894)	(20,082,242)	(2,156,800)	(1,933,139)	(536,153)	(157,509)	(4,961,470)	(5,230,150)	(3,913,868)	(3,185,593)
Policyowners’ annuity and death benefits	(1,340,331)	(1,365,313)	(53,856)	(45,956)	(41,101)	(1,788)	(227,957)	(142,810)	(55,067)	(225,538)
Net transfers from (to) Fixed account	20,907,770	28,636,853	2,730,485	2,327,170	3,465,134	1,161,567	190,365	291,721	3,010,663	3,662,609
Transfers between Investment Divisions	(10,393,981)	9,908,562	(2,799,642)	1,119,396	8,644,823	2,864,224	(3,299,951)	(5,604,113)	(1,218,702)	8,836,423
Net contributions and (withdrawals)	(4,369,798)	33,370,285	(1,083,484)	2,965,824	12,534,244	4,526,938	(8,153,295)	(10,235,440)	(363,411)	11,840,709
Increase (decrease) in net assets	23,827,159	22,735,055	(1,450,492)	3,108,345	15,760,766	3,823,801	(4,643,800)	(11,271,307)	2,434,245	10,423,359
NET ASSETS:
Beginning of period	288,323,557	265,588,502	32,465,947	29,357,602	3,823,801	—	49,918,081	61,189,388	36,504,459	26,081,100
End of period	$312,150,716	$288,323,557	$31,015,455	$32,465,947	$19,584,567	$3,823,801	$45,274,281	$49,918,081	$38,938,704	$36,504,459

(b) For the period May 1, 2015 (commencement of Investment Division) through December 31, 2015.
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-IV

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2016
and December 31, 2015

	MainStay VP Emerging Markets Equity—Service Class		MainStay VP Epoch U.S. Small Cap—Service Class		MainStay VP Floating Rate—Service Class		MainStay VP Government—Service Class		MainStay VP Growth Allocation—Service Class
	2016	2015	2016	2015	2016	2015	2016	2015	2016	2015
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$(1,770,497)	$(951,341)	$(1,753,458)	$(1,595,640)	$6,148,473	$6,159,002	$468,502	$960,598	$(3,800,828)	$(986,461)
Net realized gain (loss) on investments	(7,057,801)	(3,971,282)	5,017,069	5,979,738	(1,534,647)	(309,038)	(2,042,273)	(921,791)	4,350,113	5,241,372
Realized gain distribution received	—	—	5,673,956	12,600,683	—	—	—	—	36,783,474	36,010,670
Change in unrealized appreciation (depreciation) on investments	13,354,050	(17,676,982)	6,364,895	(23,846,573)	16,019,876	(11,857,517)	(111,937)	(1,700,489)	(2,777,801)	(67,726,343)
Net increase (decrease) in net assets resulting from operations	4,525,752	(22,599,605)	15,302,462	(6,861,792)	20,633,702	(6,007,553)	(1,685,708)	(1,661,682)	34,554,958	(27,460,762)
Contributions and (Withdrawals):
Payments received from policyowners	1,974,739	2,994,975	4,872,322	6,417,663	9,925,889	12,114,347	2,847,605	3,452,171	47,606,770	75,004,316
Policyowners’ surrenders	(9,175,363)	(8,755,496)	(10,142,674)	(8,069,558)	(29,608,071)	(26,513,087)	(13,454,861)	(8,696,461)	(33,336,150)	(23,269,174)
Policyowners’ annuity and death benefits	(444,714)	(373,610)	(272,916)	(383,165)	(2,063,135)	(1,747,038)	(1,084,855)	(422,214)	(2,059,195)	(1,627,011)
Net transfers from (to) Fixed account	2,442,942	4,914,508	7,921,073	10,796,807	17,796,281	26,188,152	7,140,361	5,177,742	110,464,208	136,539,587
Transfers between Investment Divisions	(2,690,056)	1,213,818	(4,995,228)	(4,047,801)	6,268,579	(5,936,861)	14,892,938	4,659,915	(19,405,664)	(20,924,586)
Net contributions and (withdrawals)	(7,892,452)	(5,805)	(2,617,423)	4,713,946	2,319,543	4,105,513	10,341,188	4,171,153	103,269,969	165,723,132
Increase (decrease) in net assets	(3,366,700)	(22,605,410)	12,685,039	(2,147,846)	22,953,245	(1,902,040)	8,655,480	2,509,471	137,824,927	138,262,370
NET ASSETS:
Beginning of period	103,692,364	126,297,774	112,224,438	114,372,284	343,079,223	344,981,263	110,104,585	107,595,114	511,833,254	373,570,884
End of period	$100,325,664	$103,692,364	$124,909,477	$112,224,438	$366,032,468	$343,079,223	$118,760,065	$110,104,585	$649,658,181	$511,833,254
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-IV

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2016
and December 31, 2015

	MainStay VP High Yield Corporate Bond—Service Class		MainStay VP ICAP Select Equity—Service Class		MainStay VP Income Builder—Service Class		MainStay VP International Equity—Service Class		MainStay VP Janus Balanced—Initial Class
	2016	2015	2016	2015	2016	2015	2016	2015	2016	2015
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$55,260,506	$54,257,029	$(2,870,203)	$2,430,115	$5,110,005	$5,555,589	$(2,097,031)	$(1,863,112)	$(11,503)	$(15,307)
Net realized gain (loss) on investments	83,109	6,633,260	10,973,715	19,167,270	(861,915)	2,434,795	2,982,785	(1,387,054)	586,240	942,960
Realized gain distribution received	—	—	45,893,347	38,002,834	1,315,514	7,792,381	—	—	1,331,774	1,922,951
Change in unrealized appreciation (depreciation) on investments	129,155,179	(112,628,361)	(45,467,653)	(79,205,085)	9,697,129	(28,760,441)	(12,622,709)	10,311,149	(1,216,717)	(3,198,259)
Net increase (decrease) in net assets resulting from operations	184,498,794	(51,738,072)	8,529,206	(19,604,866)	15,260,733	(12,977,676)	(11,736,955)	7,060,983	689,794	(347,655)
Contributions and (Withdrawals):
Payments received from policyowners	77,494,553	90,352,717	7,833,084	13,957,424	11,467,956	16,359,028	3,806,724	5,594,225	91,779	200,960
Policyowners’ surrenders	(97,435,841)	(92,486,496)	(25,457,566)	(26,265,500)	(16,070,380)	(12,750,660)	(14,867,988)	(14,681,111)	(3,013,182)	(2,165,214)
Policyowners’ annuity and death benefits	(7,644,601)	(7,402,451)	(1,707,623)	(1,645,800)	(1,515,120)	(1,238,472)	(859,977)	(602,703)	(68,272)	(379,119)
Net transfers from (to) Fixed account	122,190,760	157,797,514	12,881,689	23,092,376	17,659,526	29,863,928	5,202,065	8,221,912	268,317	283,364
Transfers between Investment Divisions	(38,179,763)	(87,846,357)	(12,956,040)	(19,165,098)	16,366,389	7,744,782	(3,742,047)	(3,781,898)	(528,400)	(946,346)
Net contributions and (withdrawals)	56,425,108	60,414,927	(19,406,456)	(10,026,598)	27,908,371	39,978,606	(10,461,223)	(5,249,575)	(3,249,758)	(3,006,355)
Increase (decrease) in net assets	240,923,902	8,676,855	(10,877,250)	(29,631,464)	43,169,104	27,000,930	(22,198,178)	1,811,408	(2,559,964)	(3,354,010)
NET ASSETS:
Beginning of period	1,324,581,867	1,315,905,012	322,576,375	352,207,839	209,677,861	182,676,931	180,867,669	179,056,261	29,566,894	32,920,904
End of period	$1,565,505,769	$1,324,581,867	$311,699,125	$322,576,375	$252,846,965	$209,677,861	$158,669,491	$180,867,669	$27,006,930	$29,566,894
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-IV

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2016
and December 31, 2015

	MainStay VP Janus Balanced—Service Class		MainStay VP Large Cap Growth—Service Class		MainStay VP MFS® Utilities—Service Class		MainStay VP Mid Cap Core—Service Class		MainStay VP Moderate Allocation—Service Class
	2016	2015	2016	2015	2016	2015	2016	2015	2016	2015
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$(895,655)	$(798,035)	$(5,743,660)	$(4,753,820)	$6,657,134	$14,618,411	$(2,936,057)	$(3,627,559)	$570,310	$2,632,531
Net realized gain (loss) on investments	6,574,457	4,545,166	12,676,425	10,338,662	5,104,474	11,900,619	6,792,727	10,358,087	3,916,096	5,732,239
Realized gain distribution received	20,727,438	24,588,624	27,545,431	35,460,397	19,527,097	55,707,177	17,206,402	35,082,018	31,585,454	57,788,818
Change in unrealized appreciation (depreciation) on investments	(15,106,484)	(33,923,053)	(45,715,868)	(30,984,476)	29,388,447	(215,089,902)	693,247	(56,526,132)	(5,334,755)	(93,784,087)
Net increase (decrease) in net assets resulting from operations	11,299,756	(5,587,298)	(11,237,672)	10,060,763	60,677,152	(132,863,695)	21,756,319	(14,713,586)	30,737,105	(27,630,499)
Contributions and (Withdrawals):
Payments received from policyowners	15,952,509	15,891,856	17,192,461	18,998,819	22,376,843	45,932,068	10,341,576	17,220,685	24,950,581	33,013,511
Policyowners’ surrenders	(26,804,377)	(23,027,341)	(21,577,943)	(17,455,969)	(53,561,466)	(49,722,964)	(22,137,898)	(18,710,510)	(49,711,231)	(45,986,163)
Policyowners’ annuity and death benefits	(1,683,593)	(2,032,116)	(1,034,385)	(893,837)	(3,181,446)	(3,714,920)	(851,784)	(978,554)	(2,896,776)	(3,993,731)
Net transfers from (to) Fixed account	31,164,163	35,075,053	33,661,268	31,800,334	42,022,297	86,920,719	12,452,930	23,424,378	52,330,958	64,321,488
Transfers between Investment Divisions	8,861,942	7,340,591	(1,192,667)	15,604,136	(28,533,356)	(29,754,322)	(4,351,588)	(17,710,714)	(9,926,892)	(4,718,465)
Net contributions and (withdrawals)	27,490,644	33,248,043	27,048,734	48,053,483	(20,877,128)	49,660,581	(4,546,764)	3,245,285	14,746,640	42,636,640
Increase (decrease) in net assets	38,790,400	27,660,745	15,811,062	58,114,246	39,800,024	(83,203,114)	17,209,555	(11,468,301)	45,483,745	15,006,141
NET ASSETS:
Beginning of period	394,843,835	367,183,090	302,133,818	244,019,572	690,232,379	773,435,493	244,874,781	256,343,082	724,299,031	709,292,890
End of period	$433,634,235	$394,843,835	$317,944,880	$302,133,818	$730,032,403	$690,232,379	$262,084,336	$244,874,781	$769,782,776	$724,299,031
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-IV

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2016
and December 31, 2015

	MainStay VP Moderate Growth Allocation—Service Class		MainStay VP PIMCO Real Return—Service Class		MainStay VP S&P 500 Index—Service Class		MainStay VP Small Cap Core—Service Class	MainStay VP T. Rowe Price Equity Income—Service Class
	2016	2015	2016	2015	2016	2015	2016 (a)	2016	2015
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$(1,932,777)	$3,271,610	$(1,009,240)	$4,787,869	$(1,043,582)	$(1,275,446)	$(638,548)	$(55,561)	$(376,458)
Net realized gain (loss) on investments	12,063,347	12,051,368	(5,090,443)	(5,466,041)	10,090,003	12,867,571	397,253	3,981,863	4,345,055
Realized gain distribution received	86,495,716	122,202,311	—	—	9,630,775	3,078,133	1,624,744	11,420,687	8,853,066
Change in unrealized appreciation (depreciation) on investments	(19,888,311)	(203,628,004)	12,076,758	(8,970,094)	10,835,266	(17,529,236)	10,040,468	9,856,531	(27,353,402)
Net increase (decrease) in net assets resulting from operations	76,737,975	(66,102,715)	5,977,075	(9,648,266)	29,512,462	(2,858,978)	11,423,917	25,203,520	(14,531,739)
Contributions and (Withdrawals):
Payments received from policyowners	45,633,848	66,081,567	5,207,303	5,158,299	30,164,257	26,020,580	1,780,262	5,990,055	7,914,371
Policyowners’ surrenders	(84,777,256)	(79,241,464)	(13,466,304)	(13,501,618)	(22,135,317)	(18,106,869)	(3,445,859)	(13,622,781)	(13,236,287)
Policyowners’ annuity and death benefits	(5,927,863)	(4,954,048)	(1,002,516)	(1,626,891)	(1,600,601)	(921,178)	(217,770)	(725,891)	(885,270)
Net transfers from (to) Fixed account	110,866,307	135,626,837	9,566,704	10,116,223	43,856,316	42,297,421	1,393,576	11,474,861	15,692,739
Transfers between Investment Divisions	(24,173,932)	(17,778,748)	(4,122,063)	(19,095,015)	37,855,859	12,362,285	105,958,881	1,739,701	(6,113,049)
Net contributions and (withdrawals)	41,621,104	99,734,144	(3,816,876)	(18,949,002)	88,140,514	61,652,239	105,469,090	4,855,945	3,372,504
Increase (decrease) in net assets	118,359,079	33,631,429	2,160,199	(28,597,268)	117,652,976	58,793,261	116,893,007	30,059,465	(11,159,235)
NET ASSETS:
Beginning of period	1,404,757,327	1,371,125,898	202,293,432	230,890,700	266,287,489	207,494,228	—	154,091,502	165,250,737
End of period	$1,523,116,406	$1,404,757,327	$204,453,631	$202,293,432	$383,940,465	$266,287,489	$116,893,007	$184,150,967	$154,091,502

(a) For the period May 1, 2016 (commencement of Investment Division) through December 31, 2016.
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-IV

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2016
and December 31, 2015

	MainStay VP U.S. Government Money Market—Initial Class		MainStay VP Unconstrained Bond—Service Class		MainStay VP VanEck Global Hard Assets—Initial Class		American Funds IS® Global Small Capitalization Fund℠—Class 4		American Funds IS® New World Fund®—Class 4
	2016	2015	2016	2015	2016	2015	2016	2015 (b)	2016	2015
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$(6,442,261)	$(4,902,087)	$8,100,170	$5,945,422	$(2,342,125)	$(2,907,912)	$(116,522)	$(32,224)	$(859,786)	$(613,415)
Net realized gain (loss) on investments	6,944	290	(4,239,716)	(178,247)	(18,879,534)	(7,369,841)	(517,039)	(94,578)	(1,071,599)	(410,300)
Realized gain distribution received	—	—	—	—	—	—	1,107,080	17,728	—	2,142,740
Change in unrealized appreciation (depreciation) on investments	20,732	(300)	25,607,488	(31,003,231)	89,634,596	(70,507,518)	(330,394)	(255,323)	4,251,337	(4,213,879)
Net increase (decrease) in net assets resulting from operations	(6,414,585)	(4,902,097)	29,467,942	(25,236,056)	68,412,937	(80,785,271)	143,125	(364,397)	2,319,952	(3,094,854)
Contributions and (Withdrawals):
Payments received from policyowners	18,263,225	29,245,634	43,019,705	61,743,675	4,411,146	6,666,818	1,104,722	791,853	8,974,772	12,429,001
Policyowners’ surrenders	(94,399,672)	(59,703,660)	(35,913,668)	(25,038,851)	(17,071,309)	(16,212,049)	(242,644)	(113,576)	(3,192,914)	(1,727,694)
Policyowners’ annuity and death benefits	(2,476,270)	(1,321,838)	(3,598,450)	(2,538,968)	(901,761)	(921,040)	(5,690)	(1,674)	(268,183)	(262,005)
Net transfers from (to) Fixed account	29,372,532	22,755,219	114,625,468	132,021,173	6,976,288	11,299,004	2,801,969	1,190,023	20,160,134	22,929,817
Transfers between Investment Divisions	98,620,919	83,910,802	(16,623,012)	8,501,322	(8,858,856)	22,026,540	303,835	2,595,260	207,073	7,718,902
Net contributions and (withdrawals)	49,380,734	74,886,157	101,510,043	174,688,351	(15,444,492)	22,859,273	3,962,192	4,461,886	25,880,882	41,088,021
Increase (decrease) in net assets	42,966,149	69,984,060	130,977,985	149,452,295	52,968,445	(57,925,998)	4,105,317	4,097,489	28,200,834	37,993,167
NET ASSETS:
Beginning of period	289,961,473	219,977,413	545,419,176	395,966,881	163,929,831	221,855,829	4,097,489	—	55,273,874	17,280,707
End of period	$332,927,622	$289,961,473	$676,397,161	$545,419,176	$216,898,276	$163,929,831	$8,202,806	$4,097,489	$83,474,708	$55,273,874

(b) For the period May 1, 2015 (commencement of Investment Division) through December 31, 2015.
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-IV

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2016
and December 31, 2015

	BlackRock® Global Allocation V.I. Fund—Class III		BlackRock® High Yield V.I. Fund—Class III		Columbia Variable Portfolio—Commodity Strategy Fund—Class 2		Columbia Variable Portfolio—Emerging Markets Bond Fund—Class 2		Columbia Variable Portfolio—Small Cap Value Fund—Class 2
	2016	2015	2016	2015	2016	2015 (b)	2016	2015 (b)	2016	2015
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$(3,512,747)	$(4,521,920)	$2,264,863	$1,105,241	$(51,094)	$(9,684)	$(3,790)	$(25,169)	$(986,161)	$(805,731)
Net realized gain (loss) on investments	(2,926,745)	644,159	(982,363)	(278,266)	(32,425)	(9,162)	237,819	(8,551)	1,047,585	2,053,826
Realized gain distribution received	—	28,796,715	—	388,918	—	—	—	—	7,495,345	5,001,484
Change in unrealized appreciation (depreciation) on investments	14,357,500	(39,171,328)	6,029,836	(5,016,794)	256,627	(146,527)	(150,129)	(45,966)	14,095,261	(12,164,164)
Net increase (decrease) in net assets resulting from operations	7,918,008	(14,252,374)	7,312,336	(3,800,901)	173,108	(165,373)	83,900	(79,686)	21,652,030	(5,914,585)
Contributions and (Withdrawals):
Payments received from policyowners	9,320,241	11,305,362	7,568,886	10,975,481	413,248	163,848	2,910,725	744,732	3,137,740	3,764,669
Policyowners’ surrenders	(28,149,382)	(25,967,217)	(3,502,011)	(1,756,005)	(102,600)	(7,404)	(504,471)	(25,446)	(5,967,240)	(5,428,794)
Policyowners’ annuity and death benefits	(2,041,028)	(1,752,890)	(384,075)	(402,421)	—	—	(13,587)	(1,661)	(341,387)	(241,137)
Net transfers from (to) Fixed account	24,371,598	34,957,901	18,255,961	23,306,789	829,152	189,157	4,912,364	765,614	4,449,891	5,298,335
Transfers between Investment Divisions	(13,587,367)	(27,296,910)	4,221,163	7,398,308	2,967,275	725,841	9,120,244	1,176,909	2,405,145	(6,133,837)
Net contributions and (withdrawals)	(10,085,938)	(8,753,754)	26,159,924	39,522,152	4,107,075	1,071,442	16,425,275	2,660,148	3,684,149	(2,740,764)
Increase (decrease) in net assets	(2,167,930)	(23,006,128)	33,472,260	35,721,251	4,280,183	906,069	16,509,175	2,580,462	25,336,179	(8,655,349)
NET ASSETS:
Beginning of period	465,900,265	488,906,393	57,611,087	21,889,836	906,069	—	2,580,462	—	69,296,073	77,951,422
End of period	$463,732,335	$465,900,265	$91,083,347	$57,611,087	$5,186,252	$906,069	$19,089,637	$2,580,462	$94,632,252	$69,296,073

(b) For the period May 1, 2015 (commencement of Investment Division) through December 31, 2015.
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-IV

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2016
and December 31, 2015

	Deutsche Alternative Asset Allocation VIP—Class B	Dreyfus IP Technology Growth Portfolio—Service Shares		Fidelity® VIP Contrafund® Portfolio—Service Class 2		Fidelity® VIP Equity-Income Portfolio—Service Class 2		Fidelity® VIP Growth Opportunities Portfolio—Service Class 2
	2016 (a)	2016	2015	2016	2015	2016	2015	2016	2015
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$(89,021)	$(2,307,678)	$(1,876,605)	$(9,063,282)	$(6,211,197)	$547,472	$1,310,986	$(908,929)	$(431,342)
Net realized gain (loss) on investments	2,727	4,060,190	3,189,034	19,908,584	8,820,842	2,143,589	2,528,292	(2,256,722)	258,146
Realized gain distribution received	—	6,459,280	10,872,308	54,569,639	50,912,154	6,446,727	9,558,454	817,777	3,417,529
Change in unrealized appreciation (depreciation) on investments	(52,228)	(4,206,890)	(8,338,477)	(21,431,987)	(64,914,988)	6,125,527	(19,319,128)	2,282,103	(3,176,981)
Net increase (decrease) in net assets resulting from operations	(138,522)	4,004,902	3,846,260	43,982,954	(11,393,189)	15,263,315	(5,921,396)	(65,771)	67,352
Contributions and (Withdrawals):
Payments received from policyowners	5,073,731	7,016,895	8,308,322	47,931,700	68,192,849	4,749,579	3,552,519	4,132,390	6,370,567
Policyowners’ surrenders	(164,737)	(9,184,562)	(6,761,995)	(49,437,355)	(38,843,536)	(9,689,142)	(8,358,629)	(2,597,807)	(1,010,191)
Policyowners’ annuity and death benefits	(27,192)	(291,950)	(392,072)	(2,960,712)	(2,638,578)	(467,136)	(880,898)	(44,790)	(145,044)
Net transfers from (to) Fixed account	6,215,904	12,918,882	11,987,579	111,929,418	135,961,819	6,640,940	6,439,551	10,524,925	8,601,522
Transfers between Investment Divisions	6,214,748	587,655	7,477,416	(34,285,970)	(9,665,622)	2,315,237	(4,072,657)	(5,585,638)	20,689,444
Net contributions and (withdrawals)	17,312,454	11,046,920	20,619,250	73,177,081	153,006,932	3,549,478	(3,320,114)	6,429,080	34,506,298
Increase (decrease) in net assets	17,173,932	15,051,822	24,465,510	117,160,035	141,613,743	18,812,793	(9,241,510)	6,363,309	34,573,650
NET ASSETS:
Beginning of period	—	121,672,896	97,207,386	677,630,590	536,016,847	94,751,695	103,993,205	38,771,789	4,198,139
End of period	$17,173,932	$136,724,718	$121,672,896	$794,790,625	$677,630,590	$113,564,488	$94,751,695	$45,135,098	$38,771,789

(a) For the period May 1, 2016 (commencement of Investment Division) through December 31, 2016.
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-IV

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2016
and December 31, 2015

	Fidelity® VIP Mid Cap Portfolio—Service Class 2		Invesco V.I. American Value Fund—Series II Shares		Invesco V.I. International Growth Fund—Series II Shares		Janus Aspen Global Research Portfolio—Service Shares		MFS® Investors Trust Series—Service Class
	2016	2015	2016	2015	2016	2015	2016	2015	2016	2015
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$(2,887,561)	$(3,159,343)	$(622,549)	$(647,506)	$(637,130)	$(267,280)	$(453,156)	$(792,887)	$(1,094,649)	$(607,365)
Net realized gain (loss) on investments	4,120,258	5,418,650	(2,593,779)	(42,169)	(581,385)	(113,513)	3,624,204	2,767,136	(187,593)	541,833
Realized gain distribution received	12,999,167	26,967,412	2,077,440	4,656,951	—	—	—	—	8,900,585	5,418,522
Change in unrealized appreciation (depreciation) on investments	5,984,725	(36,085,563)	5,888,118	(8,441,721)	(1,149,476)	(3,318,222)	(3,297,550)	(5,269,162)	(2,241,462)	(6,630,494)
Net increase (decrease) in net assets resulting from operations	20,216,589	(6,858,844)	4,749,230	(4,474,445)	(2,367,991)	(3,699,015)	(126,502)	(3,294,913)	5,376,881	(1,277,504)
Contributions and (Withdrawals):
Payments received from policyowners	5,954,517	8,539,083	1,222,311	4,681,721	11,394,995	14,340,135	1,886,523	4,027,643	10,954,681	12,274,307
Policyowners’ surrenders	(17,330,442)	(17,325,926)	(2,301,022)	(1,543,202)	(4,219,151)	(2,249,724)	(4,636,211)	(4,447,781)	(4,162,835)	(2,307,789)
Policyowners’ annuity and death benefits	(697,229)	(818,561)	(142,969)	(171,225)	(291,283)	(237,668)	(287,008)	(356,904)	(282,774)	(189,739)
Net transfers from (to) Fixed account	10,697,660	14,203,457	3,937,741	8,125,554	27,158,896	28,700,005	2,634,037	4,580,472	22,748,514	21,912,588
Transfers between Investment Divisions	(7,085,195)	(13,971,877)	(2,832,844)	3,471,988	7,676,469	12,022,347	(6,236,498)	1,002,595	1,617,600	2,564,863
Net contributions and (withdrawals)	(8,460,689)	(9,373,824)	(116,783)	14,564,836	41,719,926	52,575,095	(6,639,157)	4,806,025	30,875,186	34,254,230
Increase (decrease) in net assets	11,755,900	(16,232,668)	4,632,447	10,090,391	39,351,935	48,876,080	(6,765,659)	1,511,112	36,252,067	32,976,726
NET ASSETS:
Beginning of period	208,331,283	224,563,951	36,302,163	26,211,772	70,518,065	21,641,985	69,863,158	68,352,046	59,761,420	26,784,694
End of period	$220,087,183	$208,331,283	$40,934,610	$36,302,163	$109,870,000	$70,518,065	$63,097,499	$69,863,158	$96,013,487	$59,761,420
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-IV

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2016
and December 31, 2015

	MFS® Research Series—Service Class		Neuberger Berman AMT Mid Cap Growth Portfolio—Class S		PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)—Advisor Class		PIMCO VIT Low Duration Portfolio—Advisor Class	PIMCO VIT Total Return Portfolio—Advisor Class
	2016	2015	2016	2015	2016	2015	2016 (a)	2016	2015
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$(400,192)	$(344,257)	$(3,005,444)	$(2,281,520)	$(1,379,166)	$2,070,615	$(43,508)	$(284,274)	$3,745,418
Net realized gain (loss) on investments	444,000	1,070,400	(14,136,071)	(1,610,514)	392,018	103,572	(55,069)	(429,115)	(33,010)
Realized gain distribution received	3,293,528	1,963,919	8,359,839	12,358,311	992,500	831,123	—	—	1,511,751
Change in unrealized appreciation (depreciation) on investments	(1,471,352)	(3,055,596)	14,058,660	(12,918,005)	8,022,166	(5,877,819)	(11,081)	(1,373)	(7,965,185)
Net increase (decrease) in net assets resulting from operations	1,865,984	(365,534)	5,276,984	(4,451,728)	8,027,518	(2,872,509)	(109,658)	(714,762)	(2,741,026)
Contributions and (Withdrawals):
Payments received from policyowners	1,813,687	1,944,075	12,222,360	18,117,711	23,583,221	35,959,200	4,421,298	21,030,664	31,093,299
Policyowners’ surrenders	(2,298,202)	(1,800,395)	(9,079,093)	(7,613,382)	(12,580,019)	(5,201,076)	(2,511,629)	(10,475,238)	(4,623,401)
Policyowners’ annuity and death benefits	(114,370)	(32,054)	(557,157)	(543,663)	(953,135)	(584,435)	(25,650)	(917,111)	(505,094)
Net transfers from (to) Fixed account	4,244,399	3,738,944	28,642,762	28,025,114	67,955,827	71,770,925	5,497,654	67,263,789	64,386,147
Transfers between Investment Divisions	1,648,169	(791,786)	(15,639,342)	23,132,429	13,881,143	22,246,529	13,705,575	20,923,106	16,953,523
Net contributions and (withdrawals)	5,293,683	3,058,784	15,589,530	61,118,209	91,887,037	124,191,143	21,087,248	97,825,210	107,304,474
Increase (decrease) in net assets	7,159,667	2,693,250	20,866,514	56,666,481	99,914,555	121,318,634	20,977,590	97,110,448	104,563,448
NET ASSETS:
Beginning of period	26,461,804	23,768,554	151,570,931	94,904,450	170,027,974	48,709,340	—	145,187,871	40,624,423
End of period	$33,621,471	$26,461,804	$172,437,445	$151,570,931	$269,942,529	$170,027,974	$20,977,590	$242,298,319	$145,187,871

(a) For the period May 1, 2016 (commencement of Investment Division) through December 31, 2016.
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-IV

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2016
and December 31, 2015

	Royce Micro-Cap Portfolio—Investment Class		UIF U.S. Real Estate Portfolio—Class II		Victory VIF Diversified Stock Fund—Class A Shares
	2016	2015	2016	2015	2016	2015
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$(960,512)	$(2,044,406)	$(756,503)	$(612,099)	$(136,062)	$(220,954)
Net realized gain (loss) on investments	(10,091,895)	4,322,795	1,951,635	2,985,738	571,855	2,037,275
Realized gain distribution received	—	6,614,265	—	—	1,330,242	2,206,900
Change in unrealized appreciation (depreciation) on investments	16,950,018	(26,580,142)	2,447,735	(3,460,072)	(1,435,349)	(4,883,856)
Net increase (decrease) in net assets resulting from operations	5,897,611	(17,687,488)	3,642,867	(1,086,433)	330,686	(860,635)
Contributions and (Withdrawals):
Payments received from policyowners	1,119,484	4,017,091	8,113,989	10,440,349	413,911	730,476
Policyowners’ surrenders	(4,816,934)	(8,460,086)	(6,209,214)	(4,347,584)	(1,630,351)	(1,665,626)
Policyowners’ annuity and death benefits	(310,261)	(362,326)	(306,212)	(242,544)	(80,086)	(43,931)
Net transfers from (to) Fixed account	1,729,839	5,176,568	11,935,567	16,732,962	710,680	1,613,317
Transfers between Investment Divisions	(111,199,852)	(7,720,212)	9,065,719	(3,008,769)	(974,877)	(2,124,716)
Net contributions and (withdrawals)	(113,477,724)	(7,348,965)	22,599,849	19,574,414	(1,560,723)	(1,490,480)
Increase (decrease) in net assets	(107,580,113)	(25,036,453)	26,242,716	18,487,981	(1,230,037)	(2,351,115)
NET ASSETS:
Beginning of period	107,580,113	132,616,566	79,771,081	61,283,100	17,232,981	19,584,096
End of period	$—	$107,580,113	$106,013,797	$79,771,081	$16,002,944	$17,232,981
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-IV
Notes to Financial Statements

NOTE 1—Organization and Significant Accounting Policies:

NYLIAC Variable Annuity Separate Account-IV (the “Separate Account”) was established on June 10, 2003, under Delaware law by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“NYLIC”). The Separate Account funds Series I policies (New York Life Elite Variable Annuity, New York Life Premium Plus Elite Variable Annuity and New York Life Longevity Benefit Variable Annuity), Series II policies (New York Life Premier Variable Annuity), Series III policies (New York Life Premier Plus Variable Annuity), Series IV policies (New York Life Flexible Premium Variable Annuity II), Series V policies (New York Life Premier Variable Annuity II), Series VI policies (New York Life Premier Plus Variable Annuity II) and Series VII policies (New York Life Flexible Premium Variable Annuity III). Effective July 27, 2009, sales of the New York Life Longevity Benefit Variable Annuity were discontinued. Effective August 16, 2010, sales of the New York Life Elite Variable Annuity and New York Life Premium Plus Elite Variable Annuity were discontinued. Effective May 1, 2016, sales of the Series II policies (New York Life Premier Variable Annuity), Series III policies (New York Life Premier Plus Variable Annuity) and Series IV policies (New York Life Flexible Premium Variable Annuity II) were discontinued.
NYLIAC established the Separate Account to receive and invest premium payments under Non-Qualified Deferred and Tax-Qualified Deferred Flexible Premium Variable Retirement Annuity Policies (“the policies”) issued by NYLIAC. The Non-Qualified policies are designed to establish retirement benefits to provide individuals with supplemental retirement income. The Tax-Qualified policies are designed to establish retirement benefits for individuals who participate in tax-qualified pension, profit sharing or annuity plans. The policies are distributed by NYLIFE Distributors LLC and sold by registered representatives of NYLIFE Securities LLC, as well as certain banking and financial institutions that have entered into selling agreements with NYLIAC and registered representatives of unaffiliated broker-dealers. NYLIFE Securities LLC and NYLIFE Distributors LLC are both indirect, wholly-owned subsidiaries of NYLIC. The Separate Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust that follows the accounting and reporting guidance under ASC 946.
The assets of the Separate Account are invested in shares of eligible portfolios of the MainStay VP Funds Trust, the AIM Variable Insurance Funds, the American Funds Insurance Series, the BlackRock Variable Series Funds, Inc., the Columbia Funds Variable Insurance Trust, the Columbia Funds Variable Series Trust II, the Deutsche Variable Series II, the Dreyfus Investment Portfolios, the Fidelity Variable Insurance Products Fund, the Janus Aspen Series, the MFS Variable Insurance Trust, the Neuberger Berman Advisers Management Trust, the PIMCO Variable Insurance Trust, the Universal Institutional Funds, Inc. and the Victory Variable Insurance Funds (collectively “Funds”). These assets are clearly identified and distinguished from the other assets and liabilities of NYLIAC. These assets are the property of NYLIAC; however, the portion of the assets attributable to the policies will not be charged with liabilities arising out of any other business NYLIAC may conduct. The Fixed Account and the Dollar Cost Averaging Advantage Account represent a portion of the general account assets of NYLIAC and are not included in this report. NYLIAC’s Fixed Account and the Dollar Cost Averaging Advantage Account (DCA) may be charged with liabilities arising out of other business NYLIAC may conduct.
The following Investment Divisions, with their respective Fund portfolios, are available in the Separate Account:

MainStay VP Absolute Return Multi-Strategy—Service Class (formerly MainStay VP Marketfield—Service Class)
MainStay VP Balanced—Service Class
MainStay VP Bond—Service Class
MainStay VP Common Stock—Service Class
MainStay VP Conservative Allocation—Service Class
MainStay VP Convertible—Service Class
MainStay VP Cornerstone Growth—Service Class
MainStay VP Cushing® Renaissance Advantage—Service Class
MainStay VP Eagle Small Cap Growth—Initial Class
MainStay VP Eagle Small Cap Growth—Service Class
MainStay VP Emerging Markets Equity—Service Class
MainStay VP Epoch U.S. Small Cap—Service Class (formerly MainStay VP U.S. Small Cap—Service Class)
MainStay VP Floating Rate—Service Class
MainStay VP Government—Service Class
MainStay VP Growth Allocation—Service Class
MainStay VP High Yield Corporate Bond—Service Class
MainStay VP ICAP Select Equity—Service Class
MainStay VP Income Builder—Service Class
MainStay VP International Equity—Service Class
MainStay VP Janus Balanced—Initial Class
MainStay VP Janus Balanced—Service Class
MainStay VP Large Cap Growth—Service Class
MainStay VP MFS® Utilities—Service Class
MainStay VP Mid Cap Core—Service Class

NYLIAC Variable Annuity Separate Account-IV

Notes to Financial Statements (Continued)

NOTE 1—Organization and Significant Accounting Policies (Continued):

MainStay VP Moderate Allocation—Service Class
MainStay VP Moderate Growth Allocation—Service Class
MainStay VP PIMCO Real Return—Service Class
MainStay VP S&P 500 Index—Service Class
MainStay VP Small Cap Core—Service Class
MainStay VP T. Rowe Price Equity Income—Service Class
MainStay VP U.S. Government Money Market-—Class (formerly MainStay VP Cash Management—Initial Class)
MainStay VP Unconstrained Bond—Service Class
MainStay VP VanEck Global Hard Assets—Initial Class (formerly MainStay VP Van Eck Global Hard Assets—Initial Class)
American Funds IS® Global Small Capitalization FundSM—Class 4
American Funds IS® New World Fund®—Class 4
BlackRock® Global Allocation V.I. Fund—Class III
BlackRock® High Yield V.I. Fund—Class III
Columbia Variable Portfolio—Commodity Strategy Fund—Class 2
Columbia Variable Portfolio—Emerging Markets Bond Fund—Class 2
Columbia Variable Portfolio—Small Cap Value Fund— Class 2
Deutsche Alternative Asset Allocation VIP—Class B
Dreyfus IP Technology Growth Portfolio—Service Shares
Fidelity® VIP Contrafund Portfolio—Service Class 2
Fidelity® VIP Equity-Income Portfolio—Service Class 2
Fidelity® VIP Growth Opportunities Portfolio—Service Class 2
Fidelity® VIP Mid Cap Portfolio—Service Class 2
Invesco V.I. American Value Fund—Series II Shares
Invesco V.I. International Growth Fund—Series II Shares
Janus Aspen Global Research Portfolio—Service Shares
MFS® Investors Trust Series—Service Class
MFS® Research Series—Service Class
Neuberger Berman AMT Mid Cap Growth Portfolio—Class S
PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)—Advisor Class
PIMCO VIT Low Duration—Advisor Class
PIMCO VIT Total Return Portfolio—Advisor Class
UIF U.S. Real Estate Portfolio—Class II
Victory VIF Diversified Stock Fund—Class A Shares
  ______________
Not all investment options are available under all policies.

On August 26, 2016, NYLIAC substituted Investment Class shares in the Royce Micro-Cap Portfolio within Variable Annuity Separate Account- IV with Service Class shares of MainStay VP Small Cap Core.
For all policies within Series I, II, III, IV, V, VI and VII initial premium payments are allocated to the Investment Divisions, Fixed Account and/or DCA Advantage Account within two business days after receipt. Subsequent premium payments for flexible premium policies are generally allocated to the Investment Divisions, Fixed Account and/or DCA Advantage Account at the close of the business day they are received in accordance with the policyowner’s allocation instructions. In those states where NYLIAC offered a single premium version of the Series I, II and III policies, only one premium payment was permitted. In addition, the policyowner has the option to transfer amounts between the Investment Divisions of the Separate Account or from the DCA Advantage Account into the Investment Divisions. The policyowner may also transfer interest earned on monies in the Fixed Account into the Investment Divisions of the Separate Account. On the accompanying Statement of Changes in Net Assets, all references to the Fixed Account include the Fixed Account and the DCA Advantage Account.
No Federal income tax is payable on investment income or capital gains of the Separate Account under current Federal income tax law.
Security Valuation—The investments are valued at the net asset value (“NAV”) of shares of the respective Fund portfolios.
Security Transactions—Realized gains and losses from security transactions are reported on the identified cost basis. Security transactions are accounted for as of the date the securities are purchased or sold (trade date).
Distributions Received—Dividend income and capital gain distributions are recorded on the ex-dividend date and reinvested in the corresponding Fund portfolio.

NYLIAC Variable Annuity Separate Account-IV

Notes to Financial Statements (Continued)

NOTE 1—Organization and Significant Accounting Policies (Continued):
The authoritative guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance also establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement.
The levels of the fair value hierarchy are based on the inputs to the valuation as follows:
Level 1—Fair value is based on unadjusted quoted prices for identical assets or liabilities in an active market. Active markets are defined as a market in which many transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
Level 2—Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data for substantially the full term of the asset.
Level 3—Instruments whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These inputs reflect management’s own assumptions in pricing the asset or liability. Investment in the mutual funds represent open-end mutual funds in which the valuation is based on the aggregate NAV of the shares held at the valuation date, which represents fair value, and are classified as level 1.
The amounts shown as net receivable from (payable to) NYLIAC on the Statement of Assets and Liabilities reflect transactions that occurred on the last business day of the reporting period. These amounts will be deposited to or withdrawn from the separate account in accordance with the policyowners’ instructions on the first business day subsequent to the close of the period presented. The amounts shown as net receivable from (payable to) the Fund for shares sold or purchased represent unsettled trades.
The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NYLIAC Variable Annuity Separate Account-IV
Notes to Financial Statements (Continued)

NOTE 2—Purchases and Sales (in 000’s):

The cost of purchases and proceeds from sale of investments for the year ended December 31, 2016 were as follows:

	Purchases	Sales
MainStay VP Absolute Return Multi-Strategy—Service Class	$63,991	$26,356
MainStay VP Balanced—Service Class	47,319	22,576
MainStay VP Bond—Service Class	52,132	33,562
MainStay VP Common Stock—Service Class	60,691	20,370
MainStay VP Conservative Allocation—Service Class	92,913	118,450
MainStay VP Convertible—Service Class	52,705	39,664
MainStay VP Cornerstone Growth—Service Class	8,171	7,093
MainStay VP Cushing® Renaissance Advantage—Service Class	26,873	14,493
MainStay VP Eagle Small Cap Growth—Initial Class	2,994	9,527
MainStay VP Eagle Small Cap Growth—Service Class	10,306	9,407
MainStay VP Emerging Markets Equity—Service Class	8,862	18,609
MainStay VP Epoch U.S. Small Cap—Service Class	21,865	20,556
MainStay VP Floating Rate—Service Class	59,746	50,222
MainStay VP Government—Service Class	42,604	31,818
MainStay VP Growth Allocation—Service Class	191,806	54,820
MainStay VP High Yield Corporate Bond—Service Class	270,492	158,501
MainStay VP ICAP Select Equity—Service Class	68,138	44,628
MainStay VP Income Builder—Service Class	63,202	28,946
MainStay VP International Equity—Service Class	15,850	28,506
MainStay VP Janus Balanced—Initial Class	2,261	4,202
MainStay VP Janus Balanced—Service Class	91,868	44,532
MainStay VP Large Cap Growth—Service Class	93,150	44,000
MainStay VP MFS® Utilities—Service Class	102,298	97,171
MainStay VP Mid Cap Core—Service Class	48,071	38,370
MainStay VP Moderate Allocation—Service Class	121,530	74,767
MainStay VP Moderate Growth Allocation—Service Class	257,676	130,821
MainStay VP PIMCO Real Return—Service Class	20,153	25,003
MainStay VP S&P 500 Index—Service Class	122,349	25,492
MainStay VP Small Cap Core—Service Class	115,396	8,868
MainStay VP T. Rowe Price Equity Income—Service Class	38,102	21,905
MainStay VP U.S. Government Money Market—Initial Class	211,293	170,151
MainStay VP Unconstrained Bond—Service Class	174,390	64,163
MainStay VP VanEck Global Hard Assets—Initial Class	24,590	42,430
American Funds IS® Global Small Capitalization Fund℠—Class 4	6,848	1,881
American Funds IS® New World Fund®—Class 4	30,258	5,111
BlackRock® Global Allocation V.I. Fund—Class III	35,685	49,105
BlackRock® High Yield V.I. Fund—Class III	38,376	9,902
Columbia Variable Portfolio—Commodity Strategy Fund—Class 2	5,347	1,287
Columbia Variable Portfolio—Emerging Markets Bond Fund—Class 2	21,264	4,803
Columbia Variable Portfolio—Small Cap Value Fund—Class 2	22,829	12,633
Deutsche Alternative Asset Allocation VIP—Class B	17,525	290
Dreyfus IP Technology Growth Portfolio—Service Shares	33,364	18,025
Fidelity® VIP Contrafund® Portfolio—Service Class 2	195,167	75,758
Fidelity® VIP Equity-Income Portfolio—Service Class 2	31,097	20,547
Fidelity® VIP Growth Opportunities Portfolio—Service Class 2	22,136	15,667
Fidelity® VIP Mid Cap Portfolio—Service Class 2	33,100	31,452

NYLIAC Variable Annuity Separate Account-IV
Notes to Financial Statements (Continued)

NOTE 2—Purchases and Sales (in 000’s) (Continued):

	Purchases	Sales
Invesco V.I. American Value Fund—Series II Shares	11,257	9,903
Invesco V.I. International Growth Fund—Series II Shares	45,959	4,705
Janus Aspen Global Research Portfolio—Service Shares	5,766	12,899
MFS® Investors Trust Series—Service Class	45,035	6,167
MFS® Research Series—Service Class	14,825	6,593
Neuberger Berman AMT Mid Cap Growth Portfolio—Class S	47,280	26,184
PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)—Advisor Class	105,444	13,015
PIMCO VIT Low Duration Portfolio—Advisor Class	34,458	13,398
PIMCO VIT Total Return Portfolio—Advisor Class	107,454	9,027
Royce Micro-Cap Portfolio—Investment Class	2,690	117,383
UIF U.S. Real Estate Portfolio—Class II	33,251	11,349
Victory VIF Diversified Stock Fund—Class A Shares	3,959	4,331
Total	$3,534,161	$2,011,394

NOTE 3—Expenses and Related Party Transactions:

New York Life Investment Management LLC (“New York Life Investments”) provides investment advisory services to the MainStay VP Funds Trust, for a fee. New York Life Investments retains several sub-advisors, including Candriam Belgium S.A. (“Candriam Belgium”), Candriam France S.A.S. (“Candriam France”), Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings”), Cushing® Asset Management, LP (“Cushing”), Eagle Asset Management, Inc. (“Eagle”), Epoch Investment Partners, Inc. (“Epoch”), Institutional Capital LLC (“ICAP”), Janus Capital Management LLC (“Janus Capital”), MacKay Shields LLC (“MacKay Shields”), Massachusetts Financial Services Company (“MFS”), New York Life Investors LLC (“NYL Investors”), Pacific Investment Management Company LLC (“PIMCO”), T. Rowe Price Associates, Inc. (“T. Rowe Price”), VanEck Associates Corporation (“VanEck”) and Winslow Capital Management Inc. (“Winslow Capital”) to provide investment advisory services to certain portfolios of the MainStay VP Funds Trust.
New York Life Investments, Cornerstone Holdings, MacKay Shields, NYL Investors and ICAP are all indirect, wholly-owned subsidiaries of NYLIC. Candriam Belgium and Candriam France are a part of Candriam Investors Group. Cushing is a wholly-owned subsidiary of Swank Capital. Eagle is a wholly-owned subsidiary of Raymond James Financial, Inc. Epoch is An indirect, wholly-owned subsidiary of Toronto Dominion Bank. Janus is a wholly-owned subsidiary of Janus Capital Group, Inc. MFS is an indirect majority-owned subsidiary of Sun Life Financial Inc., PIMCO is a majority owned subsidiary of Allianz Asset Management. Winslow Capital is a wholly-owned subsidiary of Nuveen Investments, Inc. T. Rowe Price and VanEck are independent investment advisory firms.
NYLIAC deducts a surrender charge on certain partial withdrawals from and surrenders of Series I, II, III, IV, V, VI and VII policies, depending on the length of time a premium payment is in the policy before it is withdrawn. For New York Life Elite Variable Annuity policies, which are part of Series I, this charge is 8% during the first three payment years and declines by 1% per year for each additional payment year, until the eighth payment year, after which no charge is made. In those states where NYLIAC offered a single premium version of New York Life Elite Variable Annuity the surrender charge was lower. For New York Life Premium Plus Elite Variable Annuity and New York Life Longevity Benefit Variable Annuity policies, which are also part of Series I, this charge is 8% during the first three payment years and declines to 7% in the fourth payment year, 6% in the fifth payment year, 5% in the sixth payment year, 4% in the seventh payment year and 3% in the eighth, ninth and tenth payment year, after which no charge is made. In those states where NYLIAC offered a single premium version of the New York Life Premium Plus Elite Variable Annuity the surrender charge was lower. For New York Life Premier Variable Annuity policies which are part of Series II, this charge is 8% during the first payment year and declines by 1% per year for each additional payment year, until the seventh payment year, after which no charge is made. For New York Life Premier Plus Variable Annuity policies which are part of Series III, this charge is 8% during the first two payment years and declines by 1% per year for each additional payment year, until the eighth payment year, after which no charge is made. For New York Life Flexible Premium Variable Annuity II policies, which are part of Series IV, this charge is 7% for the first three policy years and declines 1% per year for each additional policy year, until the ninth policy year, after which no charge is made. For New York Life Premier Variable Annuity II policies, which are part of Series V, this charge is 8% during the first payment year and declines by 1% per year for each additional payment year, until the seventh payment year, after which no charge is made. For New York Life Premier Plus Variable Annuity II policies, which are part of Series VI, this charge is 8% during the first two payment years and declines by 1% per year for each additional payment year, until the eighth payment year, after which no charge is made. For New York Life Flexible Premium

NYLIAC Variable Annuity Separate Account-IV

Notes to Financial Statements (Continued)

NOTE 3—Expenses and Related Party Transactions (Continued):
Variable Annuity III policies, which are part of Series VII, this charge is 7% for the first three Policy Years and declines to 1% per year for each additional Policy Year, until the ninth Policy Year, after which no charge is made.
All surrender charges are recorded with policyowners’ surrenders in the accompanying Statement of Changes in Net Assets. Surrender charges are paid to NYLIAC.
For Series I, II, III, IV, V, VI and VII policies, NYLIAC also deducts an annual policy service charge from the policy’s accumulation value on each policy anniversary date and upon surrender, if on the policy anniversary and/or date of surrender, the accumulation value is less than $100,000 ($50,000 for Series IV and VII policies). This charge is $30 per policy.
Additionally, NYLIAC reserves the right to charge Series I, II, III, IV, V, VII and VII policies, $30 for each transfer in excess of 12 in any one policy year, subject to certain restrictions.
The policies are also subject to an annualized mortality and expense risk and administrative costs charge, which is deducted on a quarterly basis from the Investment Divisions by reducing the number of accumulation units. For Series I policies, this charge is 1.70% for New York Life Elite Variable Annuity, 1.90% for New York Life Premium Plus Elite Variable Annuity and 1.35% for New York Life Longevity Benefit Variable Annuity; for Series II policies, this charge is 1.55% for New York Life Premier Variable Annuity; for Series III policies, this charge is 1.75% for New York Life Premier Plus Variable Annuity; for Series IV policies, this charge is 1.60% for the New York Life Flexible Premium Variable Annuity II, for Series V policies, this charge is 1.50% during the surrender charge period for the initial premium and 1.30% after the surrender charge period for the initial premium for policies applied for before May 1, 2016 and 1.30% during the surrender charge period for the initial premium and 1.10% after the surrender charge period for the initial premium for policies applied for on or after May 1, 2016, for New York Life Premier Variable Annuity II; for Series VI policies, this charge is 1.70% during the surrender charge period for the initial premium and 1.50% after the surrender charge period for the initial premium for policies applied for before May 1, 2016 and 1.60% during the surrender charge period for the initial premium and 1.40% after the surrender charge period for the initial premium for policies applied for on or after May 1, 2016, for New York Life Premier Plus Variable Annuity II; for Series VII policies, this charge is 1.55% during the surrender charge period for the initial premium and 1.35% after the surrender charge period for the initial premium for policies applied for before May 1, 2016 and 1.40% during the surrender charge period for the initial premium and 1.20% after the surrender charge period for the initial premium for policies applied for on or after May 1, 2016, for New York Life Flexible Premium Variable Annuity III, of the Adjusted Premium Payments allocated to the Investment Divisions, and is the same rate for each of the five periods presented in the Financial Highlights section, (including portions of the premium payment(s) transferred from the Fixed Account under the New York Life Premium Plus Elite Variable Annuity, New York Life Longevity Benefit Variable Annuity, New York Life Premier Variable Annuity, New York Life Premier Plus Variable Annuity and New York Life Flexible Premium Variable Annuity II, New York Life Premier Variable Annuity II, New York Life Premier Plus Variable Annuity II and New York Life Flexible Premium Variable Annuity III) and the DCA Advantage Account. In addition, a pro-rata portion of the charge will be deducted on the date the policy is surrendered and upon payment of any death benefit proceeds. The mortality and expense risk and administrative charges are recorded in the accompanying Statement of Operations.
In addition, New York Life Longevity Benefit Variable Annuity policies, which are part of Series I, are subject to a Longevity Benefit Charge. This charge is deducted each policy quarter by reducing the number of accumulation units in the Investment Divisions. On an annual basis, the charge equals 1.00% (0.25% quarterly) of the premium payment made to the policy.
Separate Account policyowners may pay certain Fund portfolio company operating expenses during the time they own their policy, which are reflected in the daily computation of NAVs for the Funds. NYLIAC may receive payment or compensation from the Funds resulting from certain of these operating expenses in connection with the administration, distribution and other services it provides to the Funds, some of whom may be affiliates of NYLIAC. Management Fees (which may include administration and/or advisory fees) range from 0.00% to 1.25%, distribution (12b-1) fees range from 0.00% to 0.25%, and other expenses range from 0.00% to 0.45%. These ranges are shown as a percentage of average net assets as of December 31, 2015, and approximate the ranges as of December 31, 2016.

NOTE 4—Distribution of Net Income:

The Separate Account does not expect to declare dividends to policyowners from accumulated net investment income and realized gains. The income and gains are distributed to policyowners as part of withdrawals of amounts (in the form of surrenders, death benefits, transfers, or annuity payments) in excess of the net premium payments.

NYLIAC Variable Annuity Separate Account-IV

Notes to Financial Statements (Continued)

NOTE 5—Changes in Units Outstanding (in 000’s):

The changes in units outstanding for the years ended December 31, 2016 and 2015 were as follows:

	2016			2015
	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
MainStay VP Absolute Return Multi-Strategy—Service Class	7,288	(2,994)	4,294	5,777	(3,067)	2,710
MainStay VP Balanced—Service Class	2,934	(1,210)	1,724	2,985	(1,052)	1,933
MainStay VP Bond—Service Class	3,823	(2,412)	1,411	2,065	(1,916)	149
MainStay VP Common Stock—Service Class	3,775	(856)	2,919	1,911	(785)	1,126
MainStay VP Conservative Allocation—Service Class	5,571	(7,542)	(1,971)	6,985	(3,934)	3,051
MainStay VP Convertible—Service Class	2,755	(1,986)	769	3,556	(1,191)	2,365
MainStay VP Cornerstone Growth—Service Class	463	(411)	52	437	(228)	209
MainStay VP Cushing® Renaissance Advantage—Service Class	3,278	(1,756)	1,522	564	(54)	510
MainStay VP Eagle Small Cap Growth—Initial Class	47	(708)	(661)	50	(857)	(807)
MainStay VP Eagle Small Cap Growth—Service Class	770	(762)	8	1,346	(383)	963
MainStay VP Emerging Markets Equity—Service Class	1,166	(2,502)	(1,336)	1,557	(1,841)	(284)
MainStay VP Epoch U.S. Small Cap—Service Class	1,284	(879)	405	1,114	(597)	517
MainStay VP Floating Rate—Service Class	3,979	(3,732)	247	3,521	(3,369)	152
MainStay VP Government—Service Class	3,354	(2,496)	858	1,544	(1,261)	283
MainStay VP Growth Allocation—Service Class	14,687	(3,031)	11,656	13,234	(1,772)	11,462
MainStay VP High Yield Corporate Bond—Service Class	17,042	(8,778)	8,264	12,215	(6,549)	5,666
MainStay VP ICAP Select Equity—Service Class	1,877	(2,166)	(289)	1,807	(1,887)	(80)
MainStay VP Income Builder—Service Class	3,993	(1,516)	2,477	3,710	(1,293)	2,417
MainStay VP International Equity—Service Class	1,320	(1,800)	(480)	1,279	(1,540)	(261)
MainStay VP Janus Balanced—Initial Class	30	(302)	(272)	35	(294)	(259)
MainStay VP Janus Balanced—Service Class	5,796	(3,243)	2,553	3,756	(1,485)	2,271
MainStay VP Large Cap Growth—Service Class	5,279	(1,949)	3,330	3,724	(876)	2,848
MainStay VP MFS® Utilities—Service Class	6,429	(7,329)	(900)	8,371	(4,907)	3,464
MainStay VP Mid Cap Core—Service Class	2,329	(1,401)	928	1,924	(1,126)	798
MainStay VP Moderate Allocation—Service Class	7,149	(4,476)	2,673	5,779	(2,747)	3,032
MainStay VP Moderate Growth Allocation—Service Class	13,875	(7,166)	6,709	9,788	(3,452)	6,336
MainStay VP PIMCO Real Return—Service Class	1,716	(2,523)	(807)	925	(3,293)	(2,368)
MainStay VP S&P 500 Index—Service Class	8,244	(1,115)	7,129	5,251	(1,334)	3,917
MainStay VP Small Cap Core—Service Class	10,630	(797)	9,833	—	—	—
MainStay VP T. Rowe Price Equity Income—Service Class	2,100	(1,498)	602	1,525	(1,297)	228
MainStay VP U.S. Government Money Market—Initial Class	48,947	(48,449)	498	46,755	(41,141)	5,614
MainStay VP Unconstrained Bond—Service Class	15,070	(5,418)	9,652	16,204	(1,336)	14,868
MainStay VP VanEck Global Hard Assets—Initial Class	3,578	(6,025)	(2,447)	5,479	(2,744)	2,735
American Funds IS® Global Small Capitalization Fund℠—Class 4	631	(204)	427	500	(58)	442
American Funds IS® New World Fund®—Class 4	3,214	(556)	2,658	4,460	(160)	4,300
BlackRock® Global Allocation V.I. Fund—Class III	3,036	(4,266)	(1,230)	2,087	(3,504)	(1,417)
BlackRock® High Yield V.I. Fund—Class III	3,453	(976)	2,477	4,246	(380)	3,866
Columbia Variable Portfolio—Commodity Strategy Fund—Class 2	643	(155)	488	127	(8)	119
Columbia Variable Portfolio—Emerging Markets Bond Fund—Class 2	1,989	(450)	1,539	292	(20)	272
Columbia Variable Portfolio—Small Cap Value Fund—Class 2	1,073	(626)	447	488	(562)	(74)
Deutsche Alternative Asset Allocation VIP—Class B	1,725	(29)	1,696	—	—	—
Dreyfus IP Technology Growth Portfolio—Service Shares	2,088	(764)	1,324	1,657	(432)	1,225
Fidelity® VIP Contrafund® Portfolio—Service Class 2	13,379	(3,068)	10,311	11,385	(1,316)	10,069

NYLIAC Variable Annuity Separate Account-IV

Notes to Financial Statements (Continued)

NOTE 5—Changes in Units Outstanding (in 000’s) (Continued):

	2016			2015
	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Fidelity® VIP Equity-Income Portfolio—Service Class 2	1,602	(984)	618	644	(732)	(88)
Fidelity® VIP Growth Opportunities Portfolio—Service Class 2	2,085	(1,362)	723	3,239	(250)	2,989
Fidelity® VIP Mid Cap Portfolio—Service Class 2	1,634	(1,251)	383	1,099	(1,050)	49
Invesco V.I. American Value Fund—Series II Shares	876	(847)	29	1,496	(329)	1,167
Invesco V.I. International Growth Fund—Series II Shares	4,921	(502)	4,419	5,408	(122)	5,286
Janus Aspen Global Research Portfolio—Service Shares	475	(780)	(305)	769	(446)	323
MFS® Investors Trust Series—Service Class	3,198	(295)	2,903	2,279	(98)	2,181
MFS® Research Series—Service Class	795	(299)	496	389	(155)	234
Neuberger Berman AMT Mid Cap Growth Portfolio—Class S	3,766	(1,133)	2,633	3,893	(399)	3,494
PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)—Advisor Class	9,554	(1,164)	8,390	11,883	(326)	11,557
PIMCO VIT Low Duration Portfolio—Advisor Class	3,423	(1,336)	2,087	—	—	—
PIMCO VIT Total Return Portfolio—Advisor Class	10,008	(860)	9,148	10,551	(248)	10,303
Royce Micro-Cap Portfolio—Investment Class	271	(7,461)	(7,190)	550	(959)	(409)
UIF U.S. Real Estate Portfolio—Class II	2,810	(920)	1,890	3,180	(1,640)	1,540
Victory VIF Diversified Stock Fund—Class A Shares	176	(224)	(48)	217	(257)	(40)

NYLIAC Variable Annuity Separate Account-IV
Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights:

The following table presents financial highlights for each Investment Division as of December 31, 2016, 2015, 2014, 2013, and 2012:

		Net Assets (in 000’s)	Units Outstanding (in 000’s)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return¹ (Lowest to Highest)	Investment Income Ratio²
MainStay VP Absolute Return Multi-Strategy—Service Class	2016	$294,815	32,873	$8.99 to $8.99	(0.2%) to (0.2%)	0.0%
	2015	256,691	28,579	9.00 to 9.00	(10.0%) to (8.0%)	0.0%
	2014	252,646	25,869	9.79 to 9.79	(12.1%) to (12.1%)	0.0%
	2013	158,607	14,248	11.14 to 11.14	11.4% to 11.4%	0.0%
MainStay VP Balanced—Service Class	2016	$258,094	14,359	$10.58 to $20.44	10.0% to 10.0%	1.2%
	2015	221,823	12,635	9.62 to 18.59	(3.8%) to (2.8%)	0.9%
	2014	201,626	10,702	14.45 to 19.13	10.6% to 10.6%	0.7%
	2013	158,434	9,285	13.07 to 17.30	21.6% to 21.6%	1.0%
	2012	97,712	6,928	10.75 to 14.23	12.0% to 12.0%	1.2%
MainStay VP Bond—Service Class	2016	$235,252	17,745	$10.23 to $16.95	3.3% to 3.3%	2.5%
	2015	216,756	16,334	9.91 to 16.41	(0.9%) to 0.0%	2.2%
	2014	218,709	16,185	11.35 to 16.42	5.6% to 5.6%	1.8%
	2013	215,305	16,657	10.75 to 15.55	(2.1%) to (2.1%)	1.6%
	2012	243,172	18,057	10.98 to 15.88	4.4% to 4.4%	2.3%
MainStay VP Common Stock—Service Class	2016	$134,894	7,340	$10.64 to $28.05	8.8% to 8.8%	1.4%
	2015	93,080	4,421	9.78 to 25.77	(2.2%) to 0.6%	1.2%
	2014	77,165	3,295	16.67 to 25.62	14.2% to 14.2%	1.1%
	2013	42,081	1,998	14.59 to 22.42	35.3% to 35.3%	1.5%
	2012	22,227	1,392	10.78 to 16.57	16.4% to 16.4%	1.4%
MainStay VP Conservative Allocation—Service Class	2016	$535,344	34,012	$10.17 to $17.60	6.1% to 6.1%	2.4%
	2015	554,248	35,983	9.58 to 16.59	(4.2%) to (1.7%)	2.2%
	2014	525,681	32,932	12.59 to 16.87	4.0% to 4.0%	2.4%
	2013	475,727	30,923	12.10 to 16.21	12.7% to 12.7%	2.4%
	2012	362,430	26,285	10.73 to 14.38	10.4% to 10.4%	2.1%
MainStay VP Convertible—Service Class	2016	$312,151	16,538	$10.55 to $26.52	11.8% to 11.8%	3.7%
	2015	288,324	15,769	9.43 to 23.72	(5.7%) to (1.6%)	2.4%
	2014	265,589	13,404	12.88 to 24.10	7.7% to 7.7%	2.8%
	2013	224,770	12,010	11.96 to 22.37	25.0% to 25.0%	2.3%
	2012	154,725	10,077	9.56 to 17.89	8.9% to 8.9%	2.8%
MainStay VP Cornerstone Growth—Service Class	2016	$31,015	1,781	$9.84 to $20.69	0.1% to 0.1%	0.0%
	2015	32,466	1,729	9.82 to 20.66	(1.8%) to 2.3%	0.0%
	2014	29,358	1,520	14.10 to 20.19	8.5% to 8.5%	0.4%
	2013	27,309	1,528	12.99 to 18.60	24.4% to 24.4%	0.6%
	2012	20,015	1,368	10.45 to 14.95	14.7% to 14.7%	0.2%

NYLIAC Variable Annuity Separate Account-IV
Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

		Net Assets (in 000’s)	Units Outstanding (in 000’s)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return¹ (Lowest to Highest)	Investment Income Ratio²
MainStay VP Cushing® Renaissance Advantage—Service Class	2016	$19,585	2,032	$9.65 to $9.65	28.5% to 28.5%	0.2%
	2015	3,824	510	7.51 to 7.51	(24.9%) to (24.9%)	0.9%
MainStay VP Eagle Small Cap Growth—Initial Class	2016	$45,274	3,102	$14.62 to $14.62	10.0% to 10.0%	0.0%
	2015	49,918	3,763	13.29 to 13.29	(22.0%) to (16.4%)	0.0%
	2014	61,189	4,570	13.41 to 13.41	2.5% to 2.5%	0.0%
	2013	70,271	5,382	13.08 to 13.08	30.9% to 30.9%	0.1%
	2012	66,493	6,676	10.00 to 10.00	0.0% to 0.0%	0.0%
MainStay VP Eagle Small Cap Growth—Service Class	2016	$38,939	3,021	$10.60 to $14.44	9.7% to 9.7%	0.0%
	2015	36,504	3,013	9.66 to 13.16	(0.9%) to (0.9%)	0.0%
	2014	26,081	2,050	11.99 to 13.32	2.3% to 2.3%	0.0%
	2013	21,647	1,694	11.72 to 13.02	17.2% to 30.6%	0.0%
	2012	15,312	1,539	9.97 to 9.97	(0.3%) to (0.3%)	0.0%
MainStay VP Emerging Markets Equity—Service Class	2016	$100,326	13,515	$7.41 to $8.27	6.0% to 6.0%	0.2%
	2015	103,692	14,851	6.99 to 7.80	(3.4%) to (1.2%)	1.0%
	2014	126,298	15,135	8.36 to 8.36	(12.2%) to (12.2%)	0.9%
	2013	134,947	14,199	9.52 to 9.52	(5.7%) to (5.7%)	0.5%
	2012	145,901	14,496	10.10 to 10.10	1.0% to 1.0%	0.0%
MainStay VP Epoch U.S. Small Cap—Service Class	2016	$124,909	5,650	$10.97 to $31.95	15.9% to 15.9%	0.2%
	2015	112,224	5,245	9.47 to 27.57	(5.3%) to (4.1%)	0.3%
	2014	114,372	4,728	14.78 to 28.75	6.3% to 6.3%	0.1%
	2013	102,024	4,354	13.90 to 27.04	37.6% to 37.6%	0.6%
	2012	56,572	3,173	10.11 to 19.66	12.5% to 12.5%	0.2%
MainStay VP Floating Rate—Service Class	2016	$366,032	26,910	$10.53 to $15.09	8.2% to 8.2%	3.7%
	2015	343,079	26,663	9.73 to 13.96	(2.7%) to (0.2%)	3.6%
	2014	344,981	26,511	11.20 to 13.93	0.6% to 0.6%	3.7%
	2013	308,123	23,688	11.13 to 13.85	4.2% to 4.2%	3.9%
	2012	226,747	18,002	10.68 to 13.29	6.9% to 6.9%	3.9%
MainStay VP Government—Service Class	2016	$118,760	9,545	$10.02 to $15.38	0.8% to 0.8%	2.3%
	2015	110,105	8,687	9.94 to 15.25	(0.6%) to (0.3%)	2.7%
	2014	107,595	8,404	11.00 to 15.21	4.4% to 4.4%	2.8%
	2013	109,545	8,815	10.54 to 14.58	(2.7%) to (2.7%)	3.0%
	2012	138,034	10,650	10.83 to 14.98	3.7% to 3.7%	2.9%

NYLIAC Variable Annuity Separate Account-IV
Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

		Net Assets (in 000’s)	Units Outstanding (in 000’s)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return¹ (Lowest to Highest)	Investment Income Ratio²
MainStay VP Growth Allocation—Service Class	2016	$649,658	43,318	$9.93 to $20.07	7.3% to 7.3%	1.4%
	2015	511,833	31,662	9.26 to 18.70	(7.4%) to (3.4%)	1.8%
	2014	373,571	20,200	13.87 to 19.35	4.6% to 4.6%	1.3%
	2013	210,772	12,211	13.26 to 18.50	30.5% to 30.5%	0.8%
	2012	129,125	9,942	10.16 to 14.17	15.2% to 15.2%	0.8%
MainStay VP High Yield Corporate Bond—Service Class	2016	$1,565,506	92,116	$10.95 to $25.27	15.9% to 15.9%	5.7%
	2015	1,324,582	83,852	9.44 to 21.80	(5.6%) to (1.8%)	5.9%
	2014	1,315,905	78,186	12.40 to 22.20	1.5% to 1.5%	5.8%
	2013	1,173,764	69,607	12.21 to 21.87	6.4% to 6.4%	5.6%
	2012	956,602	58,572	11.48 to 20.56	13.1% to 13.1%	6.1%
MainStay VP ICAP Select Equity—Service Class	2016	$311,699	15,775	$9.80 to $24.10	4.6% to 4.6%	0.9%
	2015	322,576	16,064	9.37 to 23.04	(6.3%) to (4.0%)	2.4%
	2014	352,208	16,144	14.71 to 24.00	8.6% to 8.6%	1.2%
	2013	309,711	15,187	13.54 to 22.10	30.0% to 30.0%	1.4%
	2012	216,390	13,570	10.42 to 17.00	15.3% to 15.3%	1.9%
MainStay VP Income Builder—Service Class	2016	$252,847	14,323	$10.19 to $23.06	9.0% to 9.0%	4.1%
	2015	209,678	11,846	9.35 to 21.15	(6.5%) to (3.7%)	4.6%
	2014	182,677	9,429	14.07 to 21.97	7.8% to 7.8%	5.5%
	2013	119,003	6,563	13.05 to 20.37	18.1% to 18.1%	5.0%
	2012	49,184	3,108	11.05 to 17.25	14.7% to 14.7%	4.7%
MainStay VP International Equity—Service Class	2016	$158,669	11,165	$9.32 to $20.34	(5.2%) to (5.2%)	0.5%
	2015	180,868	11,645	9.83 to 21.45	(1.7%) to 5.9%	0.7%
	2014	179,056	11,906	10.43 to 20.25	(2.9%) to (2.9%)	0.5%
	2013	170,956	10,599	10.74 to 20.85	14.8% to 14.8%	1.0%
	2012	140,766	9,601	9.35 to 18.16	19.2% to 19.2%	1.6%
MainStay VP Janus Balanced—Initial Class	2016	$27,007	1,863	$14.53 to $14.53	4.7% to 4.7%	1.9%
	2015	29,567	2,135	13.87 to 13.87	0.7% to 0.7%	1.8%
	2014	32,921	2,394	13.78 to 13.78	8.7% to 8.7%	1.4%
	2013	34,042	2,691	12.68 to 12.68	20.2% to 20.2%	1.4%
	2012	31,710	3,014	10.55 to 10.55	5.5% to 5.5%	0.0%
MainStay VP Janus Balanced—Service Class	2016	$433,634	31,720	$10.23 to $14.35	4.4% to 4.4%	1.7%
	2015	394,844	29,167	9.80 to 13.74	(2.0%) to 0.5%	1.7%
	2014	367,183	26,896	13.68 to 13.68	8.4% to 8.4%	1.3%
	2013	319,739	25,391	12.62 to 12.62	19.9% to 19.9%	1.4%
	2012	217,491	20,684	10.53 to 10.53	5.3% to 5.3%	0.0%

NYLIAC Variable Annuity Separate Account-IV
Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

		Net Assets (in 000’s)	Units Outstanding (in 000’s)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return¹ (Lowest to Highest)	Investment Income Ratio²
MainStay VP Large Cap Growth—Service Class	2016	$317,945	17,091	$9.97 to $23.77	(2.5%) to (2.5%)	0.0%
	2015	302,134	13,761	10.23 to 24.38	2.3% to 5.9%	0.0%
	2014	244,020	10,913	15.22 to 23.02	10.4% to 10.4%	0.0%
	2013	201,245	9,886	13.79 to 20.86	36.1% to 36.1%	0.1%
	2012	132,078	8,788	10.13 to 15.32	12.8% to 12.8%	0.0%
MainStay VP MFS® Utilities—Service Class	2016	$730,032	55,398	$9.21 to $13.93	11.1% to 11.1%	2.8%
	2015	690,232	56,298	8.29 to 12.53	(17.1%) to (14.6%)	3.8%
	2014	773,435	52,834	14.67 to 14.67	12.4% to 12.4%	1.6%
	2013	568,692	43,665	13.05 to 13.05	20.0% to 20.0%	2.3%
	2012	353,052	32,518	10.87 to 10.87	8.7% to 8.7%	0.0%
MainStay VP Mid Cap Core—Service Class	2016	$262,084	10,998	$10.34 to $34.43	10.9% to 10.9%	0.6%
	2015	244,875	10,070	9.32 to 31.05	(6.8%) to (3.9%)	0.3%
	2014	256,343	9,272	16.52 to 32.31	14.1% to 14.1%	0.3%
	2013	201,487	8,066	14.48 to 28.32	41.8% to 41.8%	0.9%
	2012	118,852	6,463	10.21 to 19.97	17.2% to 17.2%	0.5%
MainStay VP Moderate Allocation—Service Class	2016	$769,783	47,377	$10.09 to $18.01	6.1% to 6.1%	2.0%
	2015	724,299	44,704	9.51 to 16.97	(4.9%) to (1.9%)	2.2%
	2014	709,293	41,672	13.10 to 17.29	4.4% to 4.4%	2.0%
	2013	642,422	39,330	12.55 to 16.57	18.8% to 18.8%	1.9%
	2012	465,926	33,727	10.56 to 13.94	12.3% to 12.3%	1.6%
MainStay VP Moderate Growth Allocation—Service Class	2016	$1,523,116	86,992	$10.06 to $19.86	7.3% to 7.3%	1.9%
	2015	1,404,757	80,283	9.37 to 18.51	(6.3%) to (2.6%)	2.2%
	2014	1,371,126	73,947	13.57 to 19.01	4.3% to 4.3%	1.7%
	2013	1,181,414	66,533	13.01 to 18.22	25.6% to 25.6%	1.2%
	2012	790,779	56,043	10.35 to 14.50	14.4% to 14.4%	1.1%
MainStay VP PIMCO Real Return—Service Class	2016	$204,454	20,442	$10.02 to $10.03	5.0% to 5.0%	1.4%
	2015	202,293	21,249	9.54 to 9.55	(4.5%) to (2.6%)	4.0%
	2014	230,891	23,617	9.80 to 9.80	2.3% to 2.3%	0.6%
	2013	242,401	25,371	9.58 to 9.58	(9.3%) to (9.3%)	1.0%
	2012	295,181	27,948	10.56 to 10.56	5.6% to 5.6%	0.0%
MainStay VP S&P 500 Index—Service Class	2016	$383,940	20,172	$10.92 to $27.37	11.3% to 11.3%	1.5%
	2015	266,287	13,043	9.80 to 24.58	(2.0%) to 0.8%	1.3%
	2014	207,494	9,126	16.03 to 24.37	13.1% to 13.1%	1.3%
	2013	146,036	7,159	14.18 to 21.56	31.7% to 31.7%	1.5%
	2012	85,956	5,438	10.77 to 16.37	15.4% to 15.4%	1.5%

NYLIAC Variable Annuity Separate Account-IV
Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

		Net Assets (in 000’s)	Units Outstanding (in 000’s)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return¹ (Lowest to Highest)	Investment Income Ratio²
MainStay VP Small Cap Core—Service Class	2016	$116,893	9,833	$11.89 to $11.89	18.9% to 18.9%	0.1%
MainStay VP T. Rowe Price Equity Income—Service Class	2016	$184,151	11,836	$10.88 to $16.58	18.5% to 18.5%	1.7%
	2015	154,092	11,234	9.18 to 13.99	(8.2%) to (7.0%)	1.5%
	2014	165,251	11,006	15.04 to 15.04	7.5% to 7.5%	1.3%
	2013	147,012	10,521	14.00 to 14.00	30.0% to 30.0%	1.1%
	2012	100,113	9,310	10.76 to 10.76	7.6% to 7.6%	0.0%
MainStay VP U.S. Government Money Market—Initial Class	2016	$332,928	88,779	$1.00 to $10.01	0.0% to 0.0%	0.0%
	2015	289,961	88,281	1.00 to 10.01	0.0% to 0.0%	0.0%
	2014	219,977	82,667	1.00 to 10.01	0.0% to 0.0%	0.0%
	2013	228,496	94,132	1.00 to 10.01	0.0% to 0.0%	0.0%
	2012	247,155	112,882	1.00 to 10.00	0.0% to 0.0%	0.0%
MainStay VP Unconstrained Bond—Service Class	2016	$676,397	58,072	$10.24 to $12.34	7.2% to 7.2%	3.3%
	2015	545,419	48,420	9.55 to 11.51	(4.5%) to (2.7%)	3.3%
	2014	395,967	33,552	11.82 to 11.82	1.7% to 1.7%	3.8%
	2013	185,752	16,002	11.63 to 11.63	3.9% to 3.9%	5.2%
	2012	84,643	7,505	11.19 to 11.19	13.6% to 13.6%	7.5%
MainStay VP VanEck Global Hard Assets—Initial Class	2016	$216,898	27,467	$7.86 to $8.71	43.3% to 43.3%	0.6%
	2015	163,930	29,914	5.48 to 6.07	(39.3%) to (33.0%)	0.4%
	2014	221,856	27,179	8.18 to 8.18	(18.8%) to (18.8%)	0.4%
	2013	265,245	26,376	10.08 to 10.08	11.0% to 11.0%	1.1%
	2012	252,204	27,852	9.08 to 9.08	(9.2%) to (9.2%)	0.0%
American Funds IS® Global Small Capitalization Fund℠—Class 4	2016	$8,203	869	$9.46 to $9.46	1.8% to 1.8%	0.1%
	2015	4,097	442	9.29 to 9.29	(7.1%) to (7.1%)	0.0%
American Funds IS® New World Fund®—Class 4	2016	$83,475	8,827	$9.39 to $9.59	5.0% to 5.0%	0.7%
	2015	55,274	6,169	8.94 to 9.13	(8.7%) to (3.4%)	0.6%
	2014	17,281	1,869	9.25 to 9.25	(7.5%) to (7.5%)	1.8%
BlackRock® Global Allocation V.I. Fund—Class III	2016	$463,732	39,706	$9.79 to $11.89	3.8% to 3.8%	1.2%
	2015	465,900	40,936	9.43 to 11.45	(5.7%) to (1.0%)	1.0%
	2014	488,906	42,353	11.57 to 11.57	1.9% to 1.9%	2.3%
	2013	437,350	38,616	11.35 to 11.35	14.4% to 14.4%	1.2%
	2012	264,863	26,669	9.92 to 9.92	10.0% to 10.0%	2.2%
BlackRock® High Yield V.I. Fund—Class III	2016	$91,083	8,550	$10.50 to $10.77	12.8% to 12.8%	5.1%
	2015	57,611	6,073	9.30 to 9.54	(7.0%) to (3.8%)	4.7%
	2014	21,890	2,207	9.92 to 9.92	(0.8%) to (0.8%)	3.0%

NYLIAC Variable Annuity Separate Account-IV
Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

		Net Assets (in 000’s)	Units Outstanding (in 000’s)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return¹ (Lowest to Highest)	Investment Income Ratio²
Columbia Variable Portfolio—Commodity Strategy Fund—Class 2	2016	$5,186	607	$8.55 to $8.55	12.4% to 12.4%	0.0%
	2015	906	119	7.61 to 7.61	(23.9%) to (23.9%)	0.0%
Columbia Variable Portfolio—Emerging Markets Bond Fund—Class 2	2016	$19,090	1,811	$10.55 to $10.55	11.1% to 11.1%	2.1%
	2015	2,580	272	9.50 to 9.50	(5.0%) to (5.0%)	0.0%
Columbia Variable Portfolio—Small Cap Value Fund—Class 2	2016	$94,632	4,304	$12.24 to $25.66	32.7% to 32.7%	0.4%
	2015	69,296	3,857	9.22 to 19.33	(7.8%) to (6.3%)	0.6%
	2014	77,951	3,931	13.54 to 20.63	3.1% to 3.1%	0.5%
	2013	68,931	3,564	13.13 to 20.02	34.0% to 34.0%	1.0%
	2012	41,070	2,824	9.80 to 14.94	11.3% to 11.3%	0.3%
Deutsche Alternative Asset Allocation VIP—Class B	2016	$17,174	1,696	$10.13 to $10.13	1.3% to 1.3%	0.0%
Dreyfus IP Technology Growth Portfolio—Service Shares	2016	$136,725	6,796	$10.52 to $27.36	4.4% to 4.4%	0.0%
	2015	121,673	5,472	10.08 to 26.22	0.8% to 5.9%	0.0%
	2014	97,207	4,247	14.05 to 24.75	6.6% to 6.6%	0.0%
	2013	83,930	3,868	13.18 to 23.22	32.5% to 32.5%	0.0%
	2012	62,705	3,779	9.95 to 17.53	15.4% to 15.4%	0.0%
Fidelity® VIP Contrafund® Portfolio—Service Class 2	2016	$794,791	43,163	$10.42 to $31.53	7.7% to 7.7%	0.7%
	2015	677,631	32,852	9.67 to 29.27	(3.3%) to 0.4%	0.9%
	2014	536,017	22,783	15.09 to 29.15	11.7% to 11.7%	0.9%
	2013	364,245	16,514	13.51 to 26.11	31.0% to 31.0%	0.9%
	2012	236,394	13,440	10.32 to 19.94	16.1% to 16.1%	1.1%
Fidelity® VIP Equity-Income Portfolio—Service Class 2	2016	$113,564	5,484	$10.95 to $24.36	17.7% to 17.7%	2.2%
	2015	94,752	4,866	9.31 to 20.70	(6.9%) to (4.2%)	3.0%
	2014	103,993	4,954	14.90 to 21.61	8.5% to 8.5%	2.7%
	2013	96,367	4,954	13.73 to 19.92	27.8% to 27.8%	2.5%
	2012	62,396	4,073	10.74 to 15.59	17.1% to 17.1%	3.0%
Fidelity® VIP Growth Opportunities Portfolio—Service Class 2	2016	$45,135	4,081	$10.04 to $11.99	0.1% to 0.1%	0.0%
	2015	38,772	3,358	10.03 to 11.98	0.3% to 5.3%	0.0%
	2014	4,198	369	11.37 to 11.37	13.7% to 13.7%	0.0%
Fidelity® VIP Mid Cap Portfolio—Service Class 2	2016	$220,087	9,609	$10.51 to $38.86	11.9% to 11.9%	0.3%
	2015	208,331	9,226	9.39 to 34.72	(6.1%) to (1.6%)	0.3%
	2014	224,564	9,177	13.73 to 35.30	6.0% to 6.0%	0.0%
	2013	210,703	8,828	12.95 to 33.29	35.9% to 35.9%	0.3%
	2012	155,200	8,527	9.53 to 24.50	14.6% to 14.6%	0.4%

NYLIAC Variable Annuity Separate Account-IV
Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

		Net Assets (in 000’s)	Units Outstanding (in 000’s)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return¹ (Lowest to Highest)	Investment Income Ratio²
Invesco V.I. American Value Fund—Series II Shares	2016	$40,935	3,211	$10.07 to $13.60	15.2% to 15.2%	0.1%
	2015	36,302	3,182	8.74 to 11.81	(12.6%) to (9.4%)	0.0%
	2014	26,212	2,015	13.03 to 13.03	9.5% to 9.5%	0.2%
	2013	8,907	749	11.90 to 11.90	19.0% to 19.0%	0.6%
Invesco V.I. International Growth Fund—Series II Shares	2016	$109,870	11,922	$8.96 to $9.45	(0.7%) to (0.7%)	1.3%
	2015	70,518	7,503	9.03 to 9.51	(9.7%) to (2.6%)	1.6%
	2014	21,642	2,217	9.77 to 9.77	(2.3%) to (2.3%)	1.5%
Janus Aspen Global Research Portfolio—Service Shares	2016	$63,097	3,811	$9.24 to $18.77	1.8% to 1.8%	1.0%
	2015	69,863	4,116	9.07 to 18.43	(9.3%) to (2.5%)	0.5%
	2014	68,352	3,793	13.19 to 18.91	7.2% to 7.2%	1.0%
	2013	57,617	3,407	12.30 to 17.64	28.1% to 28.1%	1.1%
	2012	32,954	2,471	9.61 to 13.78	19.9% to 19.9%	0.8%
MFS® Investors Trust Series—Service Class	2016	$96,013	6,359	$10.57 to $26.81	8.3% to 8.3%	0.6%
	2015	59,761	3,456	9.76 to 24.75	(2.4%) to 0.0%	0.8%
	2014	26,785	1,275	15.63 to 24.77	10.7% to 10.7%	0.8%
	2013	11,263	567	14.12 to 22.37	31.7% to 31.7%	1.0%
	2012	6,785	437	10.72 to 16.98	18.8% to 18.8%	0.7%
MFS® Research Series—Service Class	2016	$33,621	1,783	$10.57 to $28.96	8.5% to 8.5%	0.6%
	2015	26,462	1,287	9.75 to 26.69	(2.5%) to 0.5%	0.5%
	2014	23,769	1,053	15.66 to 26.55	9.9% to 9.9%	0.6%
	2013	18,914	904	14.24 to 24.15	32.0% to 32.0%	0.3%
	2012	9,749	583	10.79 to 18.30	16.9% to 16.9%	0.6%
Neuberger Berman AMT Mid Cap Growth Portfolio—Class S	2016	$172,437	10,130	$9.83 to $30.13	4.2% to 4.2%	0.0%
	2015	151,571	7,497	9.43 to 28.92	(5.7%) to 1.0%	0.0%
	2014	94,904	4,003	14.45 to 28.64	7.3% to 7.3%	0.0%
	2013	75,441	3,331	13.47 to 26.69	32.3% to 32.3%	0.0%
	2012	46,326	2,633	10.18 to 20.17	12.1% to 12.1%	0.0%
PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)—Advisor Class	2016	$269,943	24,484	$10.53 to $11.45	6.4% to 6.4%	1.4%
	2015	170,028	16,094	9.90 to 10.76	(1.0%) to 0.2%	3.9%
	2014	48,709	4,537	10.74 to 10.74	7.4% to 7.4%	1.0%
PIMCO VIT Low Duration Portfolio—Advisor Class	2016	$20,978	2,087	$10.06 to $10.06	0.6% to 0.6%	0.8%
PIMCO VIT Total Return Portfolio—Advisor Class	2016	$242,298	23,425	$10.16 to $10.53	2.6% to 2.6%	1.9%
	2015	145,188	14,277	9.90 to 10.26	(1.0%) to 0.4%	6.0%
	2014	40,624	3,974	10.23 to 10.23	2.3% to 2.3%	2.2%

NYLIAC Variable Annuity Separate Account-IV
Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

		Net Assets (in 000’s)	Units Outstanding (in 000’s)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return¹ (Lowest to Highest)	Investment Income Ratio²
Royce Micro-Cap Portfolio—Investment Class	2016	$—	—	$—	—	—
	2015	107,580	7,190	8.79 to 17.37	(12.5%) to (12.1%)	0.0%
	2014	132,617	7,599	10.06 to 19.84	(3.6%) to (3.6%)	0.0%
	2013	132,131	7,198	10.43 to 20.58	21.0% to 21.0%	0.5%
	2012	105,496	6,821	8.62 to 17.01	7.6% to 7.6%	0.0%
UIF U.S. Real Estate Portfolio—Class II	2016	$106,014	8,666	$10.90 to $12.73	0.0% to 6.5%	1.0%
	2015	79,771	6,776	10.23 to 11.94	1.9% to 2.3%	1.2%
	2014	61,283	5,236	11.72 to 11.72	29.4% to 29.4%	1.2%
	2013	12,574	1,390	9.06 to 9.06	(9.4%) to (9.4%0	0.6%
Victory VIF Diversified Stock Fund—Class A Shares	2016	$16,003	876	$10.07 to $21.67	0.0% to 3.9%	1.0%
	2015	17,233	924	9.70 to 20.85	(3.1%) to (3.0%)	0.6%
	2014	19,584	964	15.06 to 21.53	10.2% to 10.2%	0.9%
	2013	17,242	927	13.67 to 19.53	33.9% to 33.9%	0.6%
	2012	11,656	830	10.21 to 14.58	16.3% to 16.3%	1.0%

Not all investment options are available under all policies.

Charges and fees levied by NYLIAC are disclosed in Note 3.

Expenses as a percent of net assets are 1.20% to 1.90%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
______________

1
Total returns are not annualized for periods less than a year. These amounts represent the total return for the periods indicated, including changes in the value of the underlying Fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total returns are calculated for each period indicated or from the effective date through the end of the reporting period.

2
These amounts represent the dividends excluding distributions of capital gains, received by an Investment Division from the underlying Fund, net of management fees assessed by the Fund manager, divided by the average investment at net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the Investment Division is affected by the timing of the declaration of dividends by the underlying Fund in which the Investment Division invests. Annualized percentages are shown for the Investment Income Ratio for all Investment Divisions in all periods.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of New York Life Insurance and Annuity Corporation
and the Variable Annuity Separate Account-IV Policyowners:

In our opinion, the accompanying statement of assets and liabilities, the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the investment divisions listed in Note 1 of the New York Life Insurance and Annuity Corporation Variable Annuity Separate Account-IV as of December 31, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of New York Life Insurance and Annuity Corporation management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
New York, New York
March 23, 2017

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(a wholly owned subsidiary of New York Life Insurance Company)

CONSOLIDATED FINANCIAL STATEMENTS
(GAAP Basis)
December 31, 2016 and 2015

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(a wholly owned subsidiary of New York Life Insurance Company)

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION
	December 31,
	2016	2015
	(in millions)
Assets
Fixed maturities (includes securities pledged to creditors
of $659 and $586 in 2016 and 2015, respectively):
Available-for-sale, at fair value	$82,556	$77,160
Securities, at fair value	1,923	1,464
Equity securities:
Available-for-sale, at fair value	34	40
Securities, at fair value	925	501
Mortgage loans, net of allowances	13,705	12,757
Policy loans	872	877
Investments in affiliates	573	540
Other investments	1,755	1,447
Total investments	102,343	94,786

Cash and cash equivalents	1,855	2,288
Deferred policy acquisition costs	3,412	3,530
Interest in annuity contracts	6,808	6,472
Amounts recoverable from reinsurer:
Affiliated	4,251	4,323
Unaffiliated	1,612	1,537
Other assets	1,599	1,502
Separate account assets	30,807	28,755
Total assets	$152,687	$143,193

Liabilities
Policyholders’ account balances	$74,019	$70,006
Future policy benefits	20,292	18,380
Policy claims	311	300
Obligations under structured settlement agreements	6,808	6,472
Amounts payable to reinsurer:
Affiliated	4,159	4,259
Unaffiliated	66	51
Other liabilities (includes other liabilities carried at fair value of $43 and $37
in 2016 and 2015, respectively)	3,141	2,670
Separate account liabilities	30,807	28,755
Total liabilities	139,603	130,893

Stockholder’s Equity
Capital stock: par value $10,000
(20,000 shares authorized, 2,500 issued and outstanding)	25	25
Additional paid in capital	3,928	3,928
Accumulated other comprehensive income	1,056	975
Retained earnings	8,074	7,369
Total New York Life and Annuity stockholder’s equity	13,083	12,297
Non-controlling interest	1	3
Total stockholder’s equity	13,084	12,300
Total liabilities and stockholder’s equity	$152,687	$143,193

The accompanying notes are an integral part of the consolidated financial statements.

3

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(a wholly owned subsidiary of New York Life Insurance Company)

CONSOLIDATED STATEMENTS OF OPERATIONS

	Year Ended December 31,
	2016	2015	2014
	(in millions)

Revenues
Premiums	$2,743	$2,432	$3,123
Fees-universal life and annuity policies	1,112	1,019	1,017
Net investment income	3,871	3,767	3,730
Net investment (losses) gains:
Other-than-temporary impairments on fixed maturities	(119)	(107)	(30)
Other-than-temporary impairments on fixed maturities
recognized in accumulated other comprehensive income	14	13	1
All other net investment gains	195	154	467
Total net investment gains	90	60	438
Net revenue from reinsurance	73	97	86
Other income	107	125	100
Total revenues	7,996	7,500	8,494

Expenses
Interest credited to policyholders’ account balances	2,134	2,061	2,199
Increase in liabilities for future policy benefits	1,835	1,633	2,451
Policyholder benefits	1,600	1,491	1,341
Operating expenses	1,532	1,466	1,129
Total expenses	7,101	6,651	7,120

Income before income tax expense and non-controlling interest	895	849	1,374
Equity in earnings, pre-tax	90	—	—
Income tax expense	277	224	391
Net income	708	625	983
Non-controlling interest	(3)	—	—
Net income attributable to New York Life and Annuity	$705	$625	$983

The accompanying notes are an integral part of the consolidated financial statements.

4

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(a wholly owned subsidiary of New York Life Insurance Company)

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

	Year Ended December 31,
	2016	2015	2014
	(in millions)

Net income	$705	$625	$983

Other comprehensive (loss) income, net of tax:
Foreign currency translation adjustment	—	(3)	(1)
Foreign currency translation adjustment, net	—	(3)	(1)

Net unrealized investment gains (losses):
Net unrealized investment gains (losses) arising during the period	136	(1,130)	1,175
Less: reclassification adjustment for net unrealized investment
gains (losses) included in net income	55	(44)	73
Net unrealized investment gains (losses), net	81	(1,086)	1,102
Other comprehensive income (loss), net of tax	81	(1,089)	1,101

Comprehensive income (loss), net of tax	786	(464)	2,084
Less: comprehensive income attributable to non-controlling interests	(3)	—	—
Comprehensive income (loss) attributable to New York Life and Annuity	$783	$(464)	$2,084

The accompanying notes are an integral part of the consolidated financial statements.

5

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(a wholly owned subsidiary of New York Life Insurance Company)

CONSOLIDATED STATEMENTS OF STOCKHOLDER’S EQUITY
Years Ended December 31, 2016, 2015 and 2014
(in millions)

	Capital Stock	Additional Paid In Capital	Accumulated Other Comprehensive Income	Retained Earnings	New York Life and Annuity Stockholder’s Equity	Non- Controlling Interest	Total Stockholder’s Equity
Balance, January 1, 2014	$25	$3,928	$963	$5,761	$10,677	$—	$10,677
Comprehensive income:
Net income	—	—	—	983	983	—	983
Other comprehensive income, net of tax	—	—	1,101	—	1,101	—	1,101
Total comprehensive income	—	—	1,101	983	2,084	—	2,084
Balance, December 31, 2014	25	3,928	2,064	6,744	12,761	—	12,761
Consolidation of less than 100% owned entities	—	—	—	—	—	3	3
Comprehensive income:
Net income	—	—	—	625	625	—	625
Other comprehensive loss, net of tax	—	—	(1,089)	—	(1,089)	—	(1,089)
Total comprehensive income (loss)	—	—	(1,089)	625	(464)	—	(464)
Balance, December 31, 2015	25	3,928	975	7,369	12,297	3	12,300
Consolidation/ deconsolidation of less than 100% owned entities	—	—	—	—	—	(5)	(5)
Comprehensive income:
Net income	—	—	—	705	705	3	708
Other comprehensive income, net of tax	—	—	81	—	81	—	81
Total comprehensive income	—	—	81	705	786	3	789
Balance, December 31, 2016	$25	$3,928	$1,056	$8,074	$13,083	$1	$13,084

The accompanying notes are an integral part of the consolidated financial statements.

6

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(a wholly owned subsidiary of New York Life Insurance Company)

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Year Ended December 31,
	2016	2015	2014
	(in millions)
Cash Flows from Operating Activities:
Net income	$708	$625	$983
Adjustments to reconcile net income to net cash provided
by operating activities:
Depreciation and amortization	4	22	23
Net capitalization of deferred policy acquisition costs	77	(42)	(314)
Universal life and annuity fees	(828)	(786)	(743)
Interest credited to policyholders’ account balances	2,134	2,061	2,199
Capitalized interest and dividends reinvested	(167)	(234)	(228)
Net investment (gains) losses	(90)	(60)	(438)
Equity in earnings of limited partnerships	(90)	17	(14)
Deferred income tax (benefit) expense	(52)	(45)	133
Net revenue from intercompany reinsurance	3	(2)	(1)
Net change in unearned revenue liability	15	56	60
Changes in:
Other assets and other liabilities	3	(45)	(111)
Book overdrafts	68	(14)	20
Reinsurance receivables and payables	(4)	15	4
Policy claims	11	(47)	8
Acquisition of long-term investments	(286)	—	—
Sale of long-term investments	118	—	—
Future policy benefits	1,828	1,661	2,463
Net cash provided by operating activities	3,452	3,182	4,044

Cash Flows from Investing Activities:
Proceeds from:
Sale of available-for-sale fixed maturities	3,550	3,970	2,474
Maturity and repayment of available-for-sale fixed maturities	9,435	7,994	7,829
Sale of equity securities	10	24	78
Repayment of mortgage loans	1,187	1,340	1,309
Sale of other investments	18	2,233	1,997
Sale of securities, at fair value	599	1,571	679
Maturity and repayment of securities, at fair value	74	13	48
Cost of:
Available-for-sale fixed maturities acquired	(17,957)	(13,505)	(12,296)
Equity securities acquired	(6)	(29)	(2)
Mortgage loans acquired	(2,131)	(3,183)	(2,460)
Acquisition of other investments	(197)	(2,051)	(2,045)
Acquisition of securities, at fair value	(1,448)	(1,834)	(1,753)
Securities purchased under agreements to resell	—	(165)	(32)
Cash collateral (paid) received on derivatives	1	(1)	(4)
Policy loans	5	1	(6)
Other	1	—	—
Consolidation and deconsolidation of entities	(5)	24	—
Net cash used in investing activities	(6,864)	(3,598)	(4,184)

Cash Flows from Financing Activities:
Policyholders’ account balances:
Deposits	10,026	9,764	7,735
Withdrawals	(5,840)	(6,191)	(6,030)
Net transfers to the separate accounts	(1,480)	(1,796)	(1,761)
Increase in loaned securities	75	50	50
Contributions/ distributions from/ to parent	56	—	—
Net paydowns from debt	(1)	(2)	(1)
Cash collateral received (paid) on derivatives	135	159	265
Net cash provided by financing activities	2,971	1,984	258
Effect of exchange rate changes on cash and cash equivalents	8	10	(2)
Net increase (decrease) in cash and cash equivalents	(433)	1,578	116
Cash and cash equivalents, beginning of year	2,288	710	594
Cash and cash equivalents, end of year	$1,855	$2,288	$710

The accompanying notes are an integral part of the consolidated financial statements.

7

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(GAAP Basis)

DECEMBER 31, 2016, 2015 AND 2014

NOTE 1 – NATURE OF OPERATIONS

New York Life Insurance and Annuity Corporation (the “Company”), domiciled in the State of Delaware, is a direct, wholly owned subsidiary of New York Life Insurance Company (“New York Life”). The Company offers a wide variety of interest sensitive and variable life insurance and annuity products to a large cross section of the insurance market. The Company offers its insurance and annuity products throughout the United States and its territories, primarily through New York Life’s career agency force with certain products also marketed through third-party banks, brokers and independent financial advisors.

NOTE 2 – BASIS OF PRESENTATION

The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and reflect the consolidation of the Company with the entities over which the Company exercises control, including its majority owned and controlled subsidiaries and variable interest entities (“VIEs”) in which the Company is considered the primary beneficiary. Refer to Note 3 - Significant Accounting Policies for further discussion. All intercompany transactions have been eliminated in consolidation.

The Delaware State Insurance Department (“DSID”) recognizes only statutory accounting practices for determining and reporting the financial position and results of operations of an insurance company, and for determining its solvency under the Delaware State Insurance Law. Accounting practices used to prepare statutory financial statements for regulatory filings of life insurance companies differ in certain instances from GAAP. Refer to Note 19 - Statutory Financial Information for further discussion.

NOTE 3 – SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of consolidated financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining deferred policy acquisition costs (“DAC”) and related amortization; valuation of investments including derivatives and recognition of other-than-temporary impairments (“OTTI”); future policy benefits including guarantees; provision for income taxes and valuation of deferred tax assets; and reserves for contingent liabilities, including reserves for losses in connection with unresolved legal matters.

Investments

Fixed maturity investments classified as available-for-sale are reported at fair value. For a discussion on valuation methods for fixed maturities reported at fair value, refer to Note 9 - Fair Value Measurements. The amortized cost of fixed maturities is adjusted for amortization of premium and accretion of discount. Interest income, as well as the related amortization of premium and accretion of discount, is included in Net investment income. The Company accrues interest income on fixed maturities to the extent it is deemed collectible and the security continues to perform under its original contractual terms.

8

NOTE 3 – SIGNIFICANT ACCOUNTING POLICIES (continued)

In the event collectability of interest is uncertain, accrual of interest income will cease and income will be recorded when and if received.

Unrealized gains and losses on available-for-sale fixed maturity investments are reported as net unrealized investment gains or losses in Accumulated other comprehensive income (“AOCI”), net of deferred taxes and related adjustments.

Included within fixed maturity investments are mortgage-backed and asset-backed securities. Amortization of the premium or accretion of discount from the purchase of these securities considers the estimated timing and amount of cash flows of the underlying loans, including prepayment assumptions, based on data obtained from external sources or internal estimates. Projected future cash flows are updated monthly, and the amortized cost and effective yield of the securities are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. For high credit quality mortgage-backed and asset-backed securities (those rated AA or above at the date of acquisition), the adjustments to amortized cost are recorded as a charge or credit to Net investment income in accordance with the retrospective method. For mortgage-backed and asset-backed securities that are not of high credit quality (those rated below AA at date of acquisition), certain floating rate securities, and securities with the potential for a loss of a portion of the original investment due to contractual prepayments (i.e. interest only securities), the effective yield is adjusted prospectively for any changes in estimated cash flows.

The cost basis of fixed maturities is adjusted for impairments in value deemed to be other-than-temporary, with a loss recognized in Net investment gains or losses. The new cost basis is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an OTTI, impaired fixed maturities are accounted for as if purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis may be accreted into net investment income in future periods, based on prospective changes in cash flow estimates, to reflect adjustments to the effective yield.

Factors considered in evaluating whether a decline in the value of fixed maturities is other-than-temporary include: (1) whether the decline is substantial; (2) the duration of time that the fair value has been less than cost; and (3) the financial condition and near-term prospects of the issuer. Mortgage-backed and asset-backed securities rated below AA at acquisition are deemed other-than-temporary impaired securities when the fair value is below amortized cost and there are negative changes in estimated future cash flows.

With respect to fixed maturities in an unrealized loss position, an OTTI is recognized in earnings when it is anticipated that the amortized cost will not be recovered. The entire difference between the fixed maturity’s cost and its fair value is recognized in earnings only when either the Company (1) has the intent to sell the fixed maturity security or (2) more likely than not will be required to sell the fixed maturity security before its anticipated recovery. If these conditions do not exist, an OTTI would be recognized in earnings (“credit loss”) for the difference between the amortized cost basis of the fixed maturity and the net present value of projected future cash flows expected to be collected. The difference between the fair value and the present value of projected future cash flows expected to be collected represents the portion of OTTI related to other-than credit factors (“non-credit loss”) and is recognized in AOCI. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the fixed maturity prior to impairment.

The determination of cash flow estimates in the net present value is subjective and methodologies will vary, depending on the type of security. The Company considers all information relevant to the collectability of the security, including past events, current conditions, and reasonably supportable assumptions and forecasts in developing the estimate of cash flows expected to be collected. This information generally includes, but may not be limited to, the remaining payment terms of the security, estimated prepayment speeds, defaults, recoveries upon liquidation of the underlying collateral securing the notes, the financial condition of the issuer(s), credit enhancements and other third-party guarantees. In addition, information such as industry analyst reports and forecasts, sector credit ratings, the financial condition of the bond insurer for insured fixed income securities, and other market data relevant to the collectability may also be considered, as well as the expected timing of the receipt of insured payments, if any. The estimated fair value of the collateral may be used to estimate the recovery value if the Company determines that the security is dependent on the liquidation of the collateral for recovery.

Equity securities, which are deemed unaffiliated, are carried at fair value. For a discussion on valuation methods for equity securities, refer to Note 9 - Fair Value Measurements. Unrealized gains and losses on equity securities classified as available-for-sale are recorded as net unrealized investment gains or losses in AOCI, net of deferred taxes and related adjustments.

9

NOTE 3 – SIGNIFICANT ACCOUNTING POLICIES (continued)

When it is determined that a decline in value of an available-for-sale equity security is other-than-temporary, the cost basis of the equity security is reduced to its fair value, with the associated realized loss reported in Net investment gains or losses. The new cost basis is not adjusted for subsequent increases in estimated fair value. Factors considered in evaluating whether a decline in value of an available-for-sale equity security is other-than-temporary include: (1) whether the decline is substantial; (2) the duration that the fair value has been less than cost; and (3) the financial condition and near-term prospects of the issuer. The Company also considers in its OTTI analysis, its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its value to an amount equal to or greater than cost.

Securities at fair value, both Fixed maturity and Equity securities, include investments for which the fair value option (“FVO”) was elected and investments that are considered to be actively traded or held for only a short period of time. The FVO primarily includes and is generally elected for certain purchases of 20% or more of the outstanding shares or units of mutual funds, trusts or similar financial instruments for which the Net Asset Value (“NAV”) is calculated and published on either a monthly or daily basis. The changes in the fair value of the Securities at fair value are included in Net investment gains or losses while interest and dividend income is reported in Net investment income. The Company accrues interest income to the extent it is deemed collectible and the security continues to perform under its original contractual terms. In the event collectability of interest is uncertain, accrual of interest income will cease and income will be recorded when and if received. Cash flows from acquiring and disposing of the FVO invested assets are classified in Cash flows from investing activities. Cash flows for trading securities are classified in Cash flows from operating activities.

Mortgage loans are carried at unpaid principal balances, net of discounts or premiums, deferred origination fee income, and valuation allowances, and are collateralized. For loans carried at unpaid principal balances, specific valuation allowances are established for the excess carrying value of the mortgage loan over the estimated fair value of the collateral when it is probable that, based on current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan document. Fair value of the collateral for commercial mortgages (excluding credit loans) over $5 million are updated triennially unless a more current appraisal is warranted. Commercial mortgages less than $5 million have an on-site inspection performed by an external inspection service every 3 years. If the loan is determined to be troubled, the loan is more frequently monitored as to its status. The Company also has a general valuation allowance for probable incurred, but not specifically identified losses. The general valuation allowance is determined by applying a factor against the commercial and residential mortgage loan portfolios, excluding loans for which a specific allowance has already been recorded, to estimate potential losses in each portfolio. The general allowance factor for the commercial mortgage loan portfolio is based on the Company’s historical loss experience, as well as industry data regarding commercial loan delinquency rates. The Company analyzes industry data regarding specific credit risk, based on geographic locations and property types, as well as probability of default, timing of default and loss severity for each loan in a given portfolio. The general allowance factor for the residential mortgage loan portfolio is also based on the Company’s historical loss experience as well as expected defaults and loss severity of loans deemed to be delinquent. Changes to the specific and general valuation allowances are reflected in Net investment gains or losses.
For commercial and residential mortgage loans, the Company accrues interest income on loans to the extent it is deemed collectible and the loan continues to perform under its original or restructured contractual terms. The Company places loans on non-accrual status and ceases to recognize interest income when management determines that collection of interest and repayment of principal is not probable. Any accrued but uncollected interest is reversed out of interest income once a loan is put on non-accrual status. Interest payments received on loans where interest payments have been deemed uncollectible are recognized on a cash basis and recorded as interest income. If a determination is made that the principal will not be collected, the interest payment received is used to reduce the principal balance. If a loan has investment income due and accrued that is ninety days past due, the investment income shall continue to accrue, if deemed collectible.

Commercial mortgage and other loans are occasionally restructured in a troubled debt restructuring (“TDR”). The Company assesses loan modifications on a case-by-case basis to evaluate whether a TDR has occurred. A specific valuation allowance may be established for mortgage loans restructured in a TDR for the excess carrying value of the mortgage loan over the estimated fair value of the collateral.

The Company closely monitors mortgage loans with the potential for specific valuation allowance by considering a number of factors. For commercial mortgage loans, these factors include, but are not limited to, loan to value (“LTV”), asset performance such as debt service coverage ratio, lease rollovers, income/expense hurdles, major tenant or borrower issues, the economic climate, and catastrophic events. Residential mortgage loans that are sixty or more days delinquent are monitored for potential specific valuation allowance.

10

NOTE 3 – SIGNIFICANT ACCOUNTING POLICIES (continued)

Policy loans are carried at the unpaid principal balance of the loan. Because these loans are effectively collateralized by the surrender value of the underlying policies, a valuation allowance is established only when policy loan balances, including capitalized interest, exceeds the related policy’s cash surrender value. Interest income is recorded as earned and included in Net investment income.

Investment in affiliates represents the Company’s equity investment in Madison Capital Funding LLC (“MCF”). For further discussion, refer to Note 6 - Investments and Note 11 - Related Party Transactions.

Other investments consist primarily of direct investments in limited partnerships and limited liability companies, investments of consolidated investment companies, derivatives (see discussion on Derivative Instruments below), short-term investments, real estate and senior secured commercial loans. Investments in limited partnerships and limited liability companies are accounted for using the equity method of accounting. Short-term investments include investments with remaining maturities of one year or less, but greater than three months, at the time of acquisition and are carried at fair value. Refer to Note 6 - Investments for details of Other investments by component.

In many cases, limited partnerships and limited liability companies that the Company invests in qualify as investment companies and apply specialized accounting practices. The Company retains this specialized accounting practice in consolidation and for the equity method. For limited partnerships accounted for under the equity method, unrealized gains and losses are recorded in Net investment income. For consolidated limited partnerships, the underlying investments, which may consist of various classes of assets, are aggregated and stated at fair value in Other investments.

Real estate held for the production of income are stated at cost less accumulated depreciation. Real estate held for sale is stated at the lower of cost less accumulated depreciation or fair value, less estimated costs to sell, which may result in an other-than-temporary impairment recorded in Net investment gains or losses. Depreciation of real estate is calculated using the straight-line method over the estimated lives of the assets, generally 40 years. Costs of permanent improvements are depreciated over their estimated useful lives. Any encumbrances on real estate are recorded in Other liabilities.

Senior secured commercial loans that management has the intent and ability to hold until maturity or payoff are reported at their outstanding unpaid principal balances reduced by any charge-off or loss reserve, net of any deferred fees on originated loans or unamortized premiums or discounts on purchased loans. The Company assesses its loans on a monthly basis for collectability in light of historical experience, the nature and volume of the loan portfolio, adverse situations that may affect the borrower’s ability to repay, and prevailing economic conditions. Specific loans are considered for impairment when it is probable that the Company will be unable to collect the scheduled payments of principal and interest, when due, according to the contractual terms of the loan document. Factors considered by management in determining impairment include payment status and the financial condition of the borrower. Impaired loan measurement may be based on the present value of expected future cash flows discounted at the loan’s effective interest rate, at the loan’s observable market price, or the fair value of the collateral if the loan is collateral dependent. A loss reserve is established for the calculated impairment. A general valuation allowance for probable incurred, but not specifically identified losses, is determined for the remainder of the portfolio. These loans are assigned internal risk ratings and the Company utilizes a specific reserve percentage for each category of risk rating. The loss reserve rate is multiplied by outstanding loans in each related risk category to determine the general reserve on these loans. Changes to the specific and general valuation allowances are reflected in Net investment gains or losses.

At the time of the funding of a loan, management determines the amount of the loan that will be held-for-sale. The syndication amounts have historically been sold within one year. Loans held for sale are carried at the lower of cost or fair value on an individual asset basis.

Cash equivalents include investments that have remaining maturities of three months or less at date of purchase and are carried at fair value.

Net investment gains or losses on sales for all investments are generally computed using the specific identification method.

Fair value option election provides entities with an alternative to use fair value as the initial and subsequent accounting measurement attribute for assets and liabilities that meet the definition of a financial asset or liability. The decision to elect

11

NOTE 3 – SIGNIFICANT ACCOUNTING POLICIES (continued)

the fair value option is determined on an instrument by instrument basis, and is applied to an entire instrument. The decision is irrevocable once elected. Refer to Note 6 - Investments for more information on the fair value option.

Derivative Instruments

Derivatives are recorded at fair value as assets, within Other investments or as liabilities, within Other liabilities, except for embedded derivatives, which are recorded with the associated host contract. The classification of changes in the fair value of derivatives depends on the characteristics of the transaction, including whether it qualifies and is designated for hedge accounting. Changes in fair value, for derivatives that do not qualify or are not designated for hedge accounting, are included in Net investment gains or losses.

To qualify for hedge accounting, the hedge relationship is designated and formally documented at inception by detailing the particular risk, management objective, and strategy for the hedge. This includes the item and risk that is being hedged, the derivative that is being used, as well as how effectiveness is being assessed and ineffectiveness is measured. A derivative must be highly effective in accomplishing the objective of offsetting either changes in fair value or cash flows for the risk being hedged. The hedging relationship is considered highly effective if the changes in fair value or cash flows of the hedging instrument are within 80% to 125% of the inverse changes in the fair value or cash flows of the hedged item. The Company formally assesses effectiveness of its hedging relationships both at the hedge inception and on a quarterly basis over the life of the hedge relationship in accordance with its risk management policy. The Company continually assesses the credit standing of the derivative counterparty and, if the counterparty is deemed to be no longer creditworthy, the hedge relationship will no longer be considered effective.

The Company discontinues hedge accounting prospectively if: (1) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item; (2) the derivative expired or is sold, terminated or exercised; (3) it is probable that the forecasted transaction will not occur, or (4) management determines that designation of the derivative as a hedge instrument is no longer appropriate.

In order to mitigate counterparty credit risk, the Company receives collateral from counterparties with derivatives in a net positive fair value position, which is included in Other liabilities. The Company also posts collateral for derivatives that are in a net liability position, which is included in Other assets. Refer to Note 7 - Derivative Instruments and Risk Management.

Cash Flow Hedges

The Company accounts for the following as cash flow and foreign currency hedges, when they qualify for hedge accounting under the requirements of the authoritative guidance: (1) interest rate swaps used to convert floating rate investments to fixed rate investments; and (2) foreign currency swaps used to hedge the foreign currency cash flow exposure of foreign currency denominated investments.

When a derivative is designated as a cash flow hedge and determined to be highly effective, changes in fair value are recorded as unrealized gains or losses in AOCI and deferred until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, these unrealized gains or losses are reclassified to earnings to the same line item as the associated hedged item’s cash flows, in either Net investment gains or losses, Net investment income, or Interest credited to policyholders’ account balances. Any ineffectiveness is immediately recognized in earnings and included in Net investment gains or losses.

When a derivative is designated as a foreign currency cash flow hedge and is determined to be highly effective, changes in fair value are recorded as unrealized gain or losses in AOCI. The change in fair value of the derivative relative to the changes in foreign exchange rates affect earnings in the same period as the foreign exchange transaction gains and losses on the underlying hedged item in Net investment gains or losses. Any ineffectiveness is immediately recognized in earnings and included as Net investment gains or losses.

12

NOTE 3 – SIGNIFICANT ACCOUNTING POLICIES (continued)

Embedded Derivatives

The Company may enter into contracts that are not themselves derivative instruments but contain embedded derivatives. For each contract, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to those of the host contract and determines whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract and accounted for as a stand-alone derivative. Such embedded derivatives are recorded with the associated host contract at fair value and changes in their fair value are recorded in earnings. In certain instances, the Company may elect to carry the entire contract at fair value.

For further information on the Company’s derivative instruments and related hedged items and their effect on the Company’s financial position, financial performance and cash flows, refer to Note 7 - Derivative Instruments and Risk Management.

Variable Interest Entities

In the normal course of its investment activities, the Company enters into relationships with various special purpose entities (“SPEs”) and other entities that are deemed to be VIEs. A VIE is an entity that either (1) has equity investors that lack certain essential characteristics of a controlling financial interest (including the ability to control activities of the entity, the obligation to absorb the entity’s expected losses and the right to receive the entity’s expected residual returns) or (2) lacks sufficient equity to finance its own activities without financial support provided by other entities, which in turn would be expected to absorb at least some of the expected losses of the VIE.

The Company is deemed a primary beneficiary of a VIE if it has (1) the power to direct the activities of the VIE that most significantly impact the economic performance of the VIE and (2) the obligation to absorb losses of or the right to receive benefits from the VIE that could be potentially significant to the VIE. If both conditions are present, the Company is required to consolidate the VIE.

Loaned Securities and Repurchase Agreements

The Company enters into securities lending agreements whereby certain investment securities are loaned to third parties. Securities loaned are treated as financing arrangements. With respect to securities loaned, in order to reduce the Company’s risk under these transactions, the Company requires initial cash collateral equal to 102% of the fair value of domestic securities loaned. The Company records an offsetting liability for collateral received on securities lending in Other liabilities . The Company monitors the fair value of securities loaned with additional collateral obtained as necessary. The borrower of the loaned securities is permitted to sell or repledge those securities.

The Company enters into dollar roll repurchase agreements to sell and repurchase securities. Assets to be repurchased are the same, or substantially the same, as the assets transferred. Securities sold under agreements to repurchase are treated as financing arrangements. The Company agrees to sell securities at a specified price and repurchase the securities at a lower price. The Company receives cash in the amount of the sales proceeds and establishes a liability equal to the repurchase amount. The difference between the sale and repurchase amounts represents deferred income, which is earned over the life of the agreement. The liability for repurchasing the assets is included in Other liabilities.

The Company enters into tri-party repurchase agreements to purchase and resell securities. Securities purchased under agreements to resell are treated as investing activities. The Company receives securities as collateral, having a fair value at least equal to 102% of the purchase price paid by the Company for the securities and the Company’s designated custodian takes possession of this collateral. The Company is not permitted to sell or repledge these securities, and therefore, the collateral is not recorded on the Company’s financial statements. However, if the counterparty defaults, the Company would then exercise its rights with respect to the collateral, including a sale of the collateral. The fair value of the securities to be resold is monitored and additional collateral is obtained, where appropriate, to protect against credit exposure. The Company records the repurchase agreements as Securities purchased under agreements to resell.

13

NOTE 3 – SIGNIFICANT ACCOUNTING POLICIES (continued)

Deferred Policy Acquisition Costs

Costs that are related directly to the successful acquisition of new and renewal insurance business are deferred as DAC. DAC primarily include commissions paid as well as a portion of employee compensation costs related to underwriting, policy issuance and processing, and medical inspection. These costs have been deferred and recorded as an asset .

For universal life and deferred annuity contracts, such costs are amortized in proportion to estimated gross profits over the estimated life of those contracts. Annually, the Company conducts a review of valuation assumptions relative to current experience and management expectations. To the extent that expectations change as a result of this review, valuation assumptions are updated and the impact is reflected as retroactive adjustments in the current year’s amortization (“unlocking”) and is included in Operating expenses. For these contracts, the carrying amount of DAC is adjusted at each balance sheet date as if the unrealized investment gains or losses had been realized and included in the gross margins or gross profits used to determine current period amortization. The increase or decrease in DAC, due to unrealized investment gains or losses, is recorded in AOCI.

For single premium immediate annuities with life contingencies, all acquisition costs are charged to expense immediately because generally all premiums are received at the inception of the contract.

The Company assesses internal replacements to determine whether such modifications significantly change the contract terms. When the modification substantially changes the contract, DAC is written-off immediately through income and only new deferrable expenses associated with the replacements are deferred. If the contract modifications do not substantially change the contract, DAC amortization on the original policy will continue and any acquisition costs associated with the related modification are expensed. DAC written-off at the date of lapse cannot be restored when a policy subsequently reinstates.

Sales Inducements

For some deferred annuity products, the Company offers policyholders a bonus equal to a specified percentage of the policyholder’s initial deposit and additional credits to the policyholder’s account value related to minimum accumulation benefits, which are considered sales inducements in certain instances. The Company also offers enhanced crediting rates on certain dollar cost averaging programs related to its deferred annuity products. From time to time, the Company conducts term life insurance conversion programs under which certain policyholders are offered additional premium credits, which are considered sales inducements, when converting a term life insurance policy or rider to a permanent life insurance contract. The Company defers these aforementioned sales inducements and generally amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. Deferred sales inducements are reported in Other assets.

Interests in Annuity Contracts and Obligations Under Structured Settlement Agreements

The Company is the assumed obligor for certain structured settlement agreements with unaffiliated insurance companies, beneficiaries and other non-affiliated entities. To satisfy its obligations under these agreements, the Company owns all rights, title and interest in and to certain structured settlement annuity contracts issued by New York Life. The obligations are based upon the actuarially determined present value of expected future payments. Interest rates used in establishing such obligations are based on prevailing market rates.

Policyholders’ Account Balances

The Company’s liability for Policyholders’ account balances primarily represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is generally equal to the accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balance. This liability also includes amounts that have been assessed to compensate the insurer for services to be performed over future periods, and the fair value of embedded derivatives in the above contracts.

14

NOTE 3 – SIGNIFICANT ACCOUNTING POLICIES (continued)

Future Policy Benefits

The Company’s liability for Future policy benefits is mainly comprised of the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment depends on policyholder mortality or morbidity, less the present value of future net premiums. For non-participating traditional life insurance and annuity products, expected mortality and/or morbidity for lapse or surrender are generally based on the Company’s historical experience or standard industry tables including a provision for the risk of adverse deviation (“PAD”). Interest rate assumptions are based on factors such as market conditions and expected investment returns. These assumptions are established at the time the policy is issued and are intended to estimate the experience for the period the policy benefits are payable. If experience is less favorable than assumed and future losses are projected under loss recognition testing, then additional liabilities may be required, resulting in a charge to increase in liabilities for future policy benefits. The Company does not establish loss reserves until a loss has occurred.

The Company’s liability for Future policy benefits also includes liabilities for guaranteed minimum benefits related to certain non-traditional long-duration life and annuity contracts and deferred profit on limited pay contracts. Refer to Note 12 - Policyholders’ Liabilities for a discussion on guaranteed minimum benefits.

Policy Claims

The Company’s liability for Policy claims includes a liability for unpaid claims. Unpaid claims include estimates of claims that the Company believes have been incurred but have not yet been reported as of the balance sheet date.

Debt

Debt is generally carried at unpaid principal balance less any deferred debt issuance costs and is included in Other liabilities. Refer to Note 9 - Fair Value Measurements for discussion on the fair value of debt.

Separate Account Assets and Liabilities

The Company has separate accounts, some of which are registered with the U.S. Securities and Exchange Commission (“SEC”). The Company reports separately, as Separate account assets and Separate account liabilities, investments held in separate accounts and liabilities of the separate accounts if (1) such separate accounts are legally recognized; (2) assets supporting the contract liabilities are legally insulated from the Company’s general account liabilities; (3) investments are directed by the contractholder or in accordance with specific investment objectives; and (4) all investment performance, net of contract fees and assessments, is passed through to the contractholder. The separate accounts have varying investment objectives, are segregated from the Company’s general account and are maintained for the benefit of separate account policyholders. Investment risks associated with market value changes are borne by the policyholders, except to the extent of minimum guarantees made by the Company with respect to certain accounts. All separate account assets are stated at fair value. The separate account liabilities represent the policyholders’ interest in the account, and include accumulated net investment income and realized and unrealized gains and losses on the assets.

Contingencies

Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable.

Other Assets and Other Liabilities

Other assets primarily consist of investment income due and accrued, sales inducements, intangible assets and receivables from affiliates. Other liabilities consist primarily of deferred tax liabilities, cash collateral for securities lending and derivative transactions, uncollected premiums and accrued expenses.

Fair Value Measurements

For fair values of various assets and liabilities, refer to Note 9 - Fair Value Measurements.

15

NOTE 3 – SIGNIFICANT ACCOUNTING POLICIES (continued)

Recognition of Insurance Income and Related Expenses

Premiums from annuity policies with life contingencies are recognized as income when due. The associated benefits and expenses are matched with income so as to result in the recognition of profits over the life of the policies/contracts. This match is accomplished by providing liabilities for future policy benefits (refer to Note 12 - Policyholders’ Liabilities) and the deferral and subsequent amortization of DAC.

Amounts received under deferred annuity and universal life type contracts are reported as deposits to policyholders’ account balances (refer to Note 12 - Policyholders’ Liabilities). Revenues from these contracts consist of amounts assessed during the period for mortality and expense risk, policy administration and surrender charges, and are included in Fees - universal life and annuity policies. In addition to fees, the Company earns investment income from the investment of policyholders’ deposits in the Company’s general account portfolio. The Company establishes an unearned revenue liability for amounts previously assessed to compensate the Company for services to be performed over future periods. These amounts are deferred and recognized into income over the period benefited, using the same assumptions and factors used to amortize DAC. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders’ account balances.

Premiums for contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided are recorded as income when due. Any excess profit is deferred and recognized as income in a constant relationship to insurance in-force and, for annuities, in relation to the amount of expected future benefit payments.

Premiums, universal life fee income, benefits and expenses are stated net of reinsurance ceded. Estimated reinsurance ceding allowances are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

Net revenue from reinsurance primarily represents the experience rated refund, amortization of the deferred gain and the reserve adjustment associated with the reinsurance business ceded to New York Life, refer to Note 14 - Reinsurance. This net revenue adjustment excludes ceded universal life fees and ceded policyholder benefits, which are included on these respective lines.

Federal Income Taxes

Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year and any adjustments to such estimates from prior years. Deferred federal income tax assets and liabilities are recognized for expected future tax consequences of temporary differences between GAAP and taxable income. Temporary differences are identified and measured using a balance sheet approach whereby GAAP and tax balance sheets are compared to each other. Deferred income taxes are generally recognized based on enacted tax rates and a valuation allowance is recorded if it is more likely than not that any portion of the deferred tax asset will not be realized.

Authoritative guidance requires an evaluation of the recoverability of deferred tax assets and the establishment of a valuation allowance, if necessary, to reduce the deferred tax asset to an amount that is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance many factors are considered, including: (1) the nature of deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carry-back years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized in the various tax jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies the Company would employ to avoid a tax benefit from expiring unused.

The Company is a member of a group that files a consolidated federal income tax return with New York Life. The consolidated income tax liability is allocated among the members of the group in accordance with a tax allocation agreement. The tax allocation agreement provides that each member of the group is allocated its share of the consolidated tax provision or benefit, determined generally on a separate company basis, but may, where applicable, recognize the tax benefits of net

16

NOTE 3 – SIGNIFICANT ACCOUNTING POLICIES (continued)

operating losses or capital losses utilizable in the consolidated group. Intercompany tax balances are generally settled quarterly on an estimated basis with a final settlement within 30 days of the filing of the consolidated return.

In accordance with the authoritative guidance related to income taxes, the Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. The amount of tax benefit recognized for an uncertain tax position is the largest amount of benefit that is greater than 50 percent likely of being realized upon settlement. Unrecognized tax benefits are included in Other liabilities and are charged to earnings in the period that such determination is made. The Company classifies interest and penalties related to tax uncertainties as Income tax expense.

NOTE 4 - BUSINESS RISKS AND UNCERTAINTIES

The Company is exposed to an array of risks, including, but not limited to, regulatory actions, financial risk, risks associated with its investments and operational risk, including cyber security.

The Company is regulated by the insurance departments of the states and territories where it is licensed to do business. Although the federal government does not directly regulate the business of insurance, federal legislation and administrative policies can significantly and adversely affect the insurance industry and the Company. The Company is unable to predict whether any administrative or legislative proposals, at both the federal or state level, will be adopted in the future, or the effect, if any, such proposals would have on the Company.

The Company’s insurance liabilities and assets under management are exposed to market risk, policyholder behavior risk and mortality/longevity risk. Market volatility and other equity market conditions may affect the Company’s exposure to risks related to guaranteed death benefits and guaranteed living benefits on variable annuity products. Furthermore, the level of sales of the Company’s insurance and investment products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets, and terms and conditions of competing products.

The Company is exposed to the risks normally associated with an investment portfolio, which include interest rate, liquidity, credit and counterparty risks. The Company controls its exposure to these risks by, among other things, closely monitoring and managing the duration and cash flows of its assets and liabilities, maintaining a large percentage of its portfolio in highly liquid securities, engaging in a disciplined process of underwriting, reviewing and monitoring credit risk, and by devoting significant resources to develop and periodically update its risk management policies and procedures.

The Company relies on computer systems to conduct business and to retain confidential information. The failure of the Company’s computer systems for any reason could disrupt its operations, result in the loss of customer business, damage the Company’s reputation, expose the Company to litigation and regulatory action and adversely impact its profitability.

NOTE 5 - RECENT ACCOUNTING PRONOUNCEMENTS

Adoption of New Accounting Pronouncements

Effective January 1, 2015, the Company adopted new guidance that permits reporting entities to make an accounting policy election to account for their investments in qualified affordable housing projects using the proportional amortization method if certain conditions are met. Under the proportional amortization method, an entity amortizes the initial cost of the investment in proportion to the tax credits and other tax benefits received and recognizes the net investment performance in Income tax expense. The adoption was applied on a retrospective basis and resulted in the restatement of all years presented with a decrease in Retained earnings of $23 million, at January 1, 2014. New disclosures related to the adoption of this guidance are included in Note 6 - Investments.

Future Adoption of New Accounting Pronouncements

In June 2016, the Financial Accounting Standard Board (“FASB”) issued updated guidance for recognizing credit losses on certain financial instruments based on an estimate of current expected credit losses. Entities will be required to estimate lifetime expected credit losses based on an asset’s amortized cost that reflects losses expected over the remaining contractual life of an asset. The estimate of expected credit losses (ECL) should consider historical information, current information,

17

NOTE 5 – RECENT ACCOUNTING PRONOUNCEMENTS (continued)

and the reasonable and supportable forecasts of future events and circumstances, as well as estimates of prepayments. This includes reflect the risk of loss, even when that risk is remote. The guidance also modifies other-than-temporary impairment guidance for available-for-sale debt securities to require the use of an allowance rather than a direct write down of the investment, and replaces existing guidance for purchased credit deteriorated loans and debt securities. The new guidance is effective for interim and annual periods beginning after December 15, 2019 using a modified retrospective approach. Earlier adoption is permitted for fiscal years beginning after December 15, 2018. The Company is currently assessing the impact of this guidance.

In January 2016, the FASB issued updated guidance that changes the rules regarding recognition and measurement of financial assets and financial liabilities. Amongst other changes, the new guidance eliminates the current classification of the equity securities as trading or available-for-sale and requires that an entity reports all equity securities (except those accounted for under the equity method of accounting, or those that result in consolidation of the investee) at fair value with changes in fair value recognized in income. The new standard is effective on January 1, 2018 and requires a cumulative effective adjustment to be recorded for the impact on adoption. The Company is currently assessing the impact on its financial statements.

In May 2014, the FASB issued updated guidance on accounting for revenue recognition, which supersedes most existing revenue recognition guidance. The standard excludes from its scope the accounting for insurance contracts, leases, financial instruments, and other agreements that are governed under other GAAP guidance, but could affect the revenue recognition for certain of our other activities. The guidance requires an entity to recognize revenue upon the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled to, in exchange for those goods or services. The guidance also requires additional disclosures about the nature, amount, timing and uncertainty of revenue and cash flows arising from customer contracts, including significant judgments and changes in judgments and assets recognized from cost incurred to obtain or fulfill a contract. The new guidance is effective for interim and annual periods beginning after December 15, 2017 and may be applied retrospectively or through a cumulative effect adjustment to retained earnings at the date of adoption. Early adoption is permitted to one year as of January 1, 2017. The Company plans to adopt the guidance on its required effective date of January 1, 2018 and is assessing the impact of the guidance on its consolidated financial statements.

NOTE 6 – INVESTMENTS

Fixed Maturities, Available-for-sale

The amortized cost and estimated fair value of fixed maturities available-for-sale at December 31, 2016 and 2015, by contractual maturity, is presented below (in millions). Expected maturities may differ from contractual maturities because issuers may have the right to call or repay obligations with or without call or prepayment penalties.

	2016		2015
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Available-for-sale
Due in one year or less	$2,465	$2,487	$2,798	$2,825
Due after one year through five years	16,117	16,625	14,328	14,718
Due after five years through ten years	21,535	21,834	21,327	21,216
Due after ten years	12,248	12,865	11,330	11,932

Mortgage-backed and asset-backed securities:
U.S. agency mortgage-backed and asset-backed securities	15,154	15,554	13,440	14,163
Non-agency mortgage-backed securities	6,230	6,288	6,066	6,156
Non-agency asset-backed securities	6,911	6,903	6,158	6,150
Total available-for-sale	$80,660	$82,556	$75,447	$77,160

18

NOTE 6 – INVESTMENTS (continued)

At December 31, 2016 and 2015, the distribution of gross unrealized gains and losses on investments in fixed maturities were as follows (in millions):

	2016
	Amortized Cost	Unrealized Gains	Unrealized Losses	Fair Value	OTTI in AOCI(1)
Available-for-sale
U.S. Treasury	$1,620	$63	$29	$1,654	$—
U.S. government corporations and agencies	1,145	105	13	1,237	—
U.S. agency mortgage-backed and asset-backed securities	15,154	633	233	15,554	—
Foreign governments	331	33	1	363	—
U.S. corporate	37,111	1,501	440	38,172	—
Affiliated bonds	1,780	36	—	1,816	—
Foreign corporate	10,378	300	108	10,569	—
Non-agency residential mortgage-backed securities	960	45	16	989	(7)
Non-agency commercial mortgage-backed securities	5,270	96	67	5,299	—
Non-agency asset-backed securities(2)	6,911	62	70	6,903	(2)
Total available-for-sale	$80,660	$2,874	$977	$82,556	$(9)

	2015
	Amortized Cost	Unrealized Gains	Unrealized Losses	Fair Value	OTTI in AOCI(1)
Available-for-sale
U.S. Treasury	$1,062	$68	$4	$1,126	$—
U.S. government corporations and agencies	1,099	121	2	1,218	—
U.S. agency mortgage-backed and asset-backed securities	13,440	816	93	14,163	—
Foreign governments	355	43	—	398	—
U.S. corporate	34,827	1,382	668	35,541	—
Affiliated bonds	1,707	—	—	1,707	—
Foreign corporate	10,733	257	289	10,701	—
Non-agency residential mortgage-backed securities	1,243	53	24	1,272	(8)
Non-agency commercial mortgage-backed securities	4,823	88	27	4,884	—
Non-agency asset-backed securities(2)	6,158	56	64	6,150	(2)
Total available-for-sale	$75,447	$2,884	$1,171	$77,160	$(10)

(1) Represents the amount of OTTI losses in AOCI, which were not included in earnings pursuant to authoritative guidance. The amount excludes $67 million and $33 million for the years ended December 31, 2016 and 2015, respectively, of net unrealized gains on impaired securities relating to changes in the value of such securities subsequent to the impairment measurement date.
(2) Includes auto loans, credit cards, education loans and other asset types.

At December 31, 2016 and 2015, the Company had outstanding contractual obligations to acquire additional private placement securities amounting to $447 million and $275 million, respectively.

The Company had $3 million in fixed maturities that were non-income producing for the last 12 months at December 31, 2016. The Company had $5 million in fixed maturities that were non-income producing for the last 12 months at December 31, 2015.

19

NOTE 6 – INVESTMENTS (continued)

Equity Securities, Available-for-sale

At December 31, 2016 and 2015, the distribution of gross unrealized gains and losses on available-for-sale equity securities were as follows (in millions):

	Cost	Unrealized Gains	Unrealized Losses	Fair Value
2016	$32	$3	$1	$34
2015	$32	$8	$—	$40

Fixed Maturity and Equity Securities, at fair value

Securities at fair value include purchases of more than 20% of the outstanding shares or units of mutual funds, trusts or similar financial instruments (collectively funds) for which the NAV is calculated and published on either a monthly or daily basis. The Company generally elects the fair value option for these investments and accounts for them at fair value, instead of equity method accounting. Reporting these investments at fair value based on each fund’s NAV more accurately reflects the value of each investment. At December 31, 2016, the Company held $5 million, in securities at fair value for these investments.

Mortgage Loans

The Company’s mortgage loan investments are diversified by property type, location and borrower and are collateralized by the related properties.

At December 31, 2016 and 2015, contractual commitments to extend credit under mortgage loan documents amounted to $508 million and $513 million, respectively, at fixed and floating interest rates ranging from 2.06% to 6.21% in 2016 and from 1.77% to 6.45% in 2015. These commitments are diversified by property type and geographic region.

20

NOTE 6 – INVESTMENTS (continued)

At December 31, 2016 and 2015, the distribution of the mortgage loan portfolio by property type and geographic region was as follows ($ in millions):

	2016		2015
	Amount	% of Total	Amount	% of Total
Property Type
Office buildings	$4,217	30.7%	$4,247	33.2%
Apartment buildings	3,967	28.9	3,820	29.9
Retail facilities	3,798	27.7	3,277	25.6
Industrial	1,483	10.8	1,165	9.1
Hotel/ motel	183	1.3	171	1.3
Residential	54	0.4	78	0.6
Other	32	0.2	26	0.3
Total mortgage loans	13,734	100.0%	12,784	100.0%
Allowance for credit losses	(29)		(27)
Total net mortgage loans	$13,705		$12,757

	2016		2015
	Amount	% of Total	Amount	% of Total
Geographic Location
South Atlantic	$3,571	26.0%	$3,307	25.9%
Central	3,043	22.1	2,824	22.1
Middle Atlantic	2,979	21.7	2,760	21.6
Pacific	2,851	20.8	2,627	20.6
New England	1,188	8.7	1,162	9.1
Other	102	0.7	104	0.7
Total mortgage loans	13,734	100.0%	12,784	100.0%
Allowance for credit losses	(29)		(27)
Total net mortgage loans	$13,705		$12,757

The Company monitors the aging of its mortgage loans receivable on a monthly basis to determine delinquencies. At December 31, 2016 , the Company did not have residential or commercial mortgage loans that were past due greater than 90 days. At December 31, 2015, the Company had $5 million and $26 million, respectively, of recorded investment gross of the allowance for credit losses in residential and commercial mortgage loans that were past due greater than 90 days. There were no residential or commercial investments in mortgage loans that were past due less than 90 days at December 31, 2016 and 2015.

The Company establishes a specific reserve when it is probable that the Company will be unable to collect all amounts due under the contractual terms of the loan agreements, and a general reserve for probable incurred but not specifically identified losses.

21

NOTE 6 – INVESTMENTS (continued)

The activity in the mortgage loan specific and general reserves for the years ended December 31, 2016 and 2015 is summarized below (in millions):

	2016
	Residential	Commercial	Total
Allowance for Credit Losses
Beginning balance	$2	$25	$27
Provision for credit losses	—	2	2
Ending balance	$2	$27	$29

Ending Balance
Collectively evaluated for impairment (general)	$2	$27	$29

Mortgage Loans
Ending balance (recorded investment, gross of allowance for credit losses):
Collectively evaluated for impairment (general)	$53	$13,681	$13,734
Individually evaluated for impairment (specific)	$1	$—	$1

	2015
	Residential	Commercial	Total
Allowance for Credit Losses
Beginning balance	$2	$22	$24
Recoveries	—	3	3
Ending balance	$2	$25	$27

Ending Balance
Collectively evaluated for impairment (general)	$2	$25	$27

Mortgage Loans
Ending balance (recorded investment, gross of allowance for credit losses):
Collectively evaluated for impairment (general)	$77	$12,707	$12,784
Individually evaluated for impairment (specific)	$1	$—	$1

For the year ended December 31, 2014, recoveries were $4 million.

22

NOTE 6 – INVESTMENTS (continued)

The Company uses LTV as one of the key mortgage loan indicators to assess credit quality and to assist in identifying problem loans. At December 31, 2016 and 2015, LTVs on the Company’s mortgage loans, based upon the recorded investment gross of allowance for credit losses, were as follows (in millions):

2016
LTV Ratio	Office Buildings	Apartment Buildings	Retail Facilities	Industrial	Hotel/Motel	Residential	Other	Total

Above 95%	$—	$—	$—	$24	$—	$1	$—	$25
91% to 95%	—	—	—	—	—	—	—	—
81% to 90%	44	—	—	—	—	—	—	44
71% to 80%	50	406	184	4	—	9	—	653
Below 70%	4,123	3,561	3,614	1,455	183	44	32	13,012
Total	$4,217	$3,967	$3,798	$1,483	$183	$54	$32	$13,734

2015
LTV Ratio	Office Buildings	Apartment Buildings	Retail Facilities	Industrial	Hotel/ Motel	Residential	Other	Total

Above 95%	$—	$—	$—	$26	$—	$1	$—	$27
91% to 95%	—	—	—	—	—	—	—	—
81% to 90%	44	—	—	—	—	2	—	46
71% to 80%	88	402	253	11	18	9	—	781
Below 70%	4,115	3,418	3,024	1,128	153	66	26	11,930
Total	$4,247	$3,820	$3,277	$1,165	$171	$78	$26	$12,784

Impaired mortgage loans were $1 million at December 31, 2016 and 2015. At December 31, 2016 and 2015, the Company had $28 million and $31 million in impaired loans without a related allowance, respectively.

At December 31, 2016, the Company had $28 million of investments in mortgage loans that have been non-income producing for the last 12 months. At December 31, 2015, the Company did not have any investments in mortgage loans that have been non-income producing for the last 12 months.

For the years ended December 31, 2016 and 2015, there were $156 million million $485 million of mortgage loans acquired, other than through direct origination.

Investments in Affiliates

Investments in affiliates consisted of an equity investment in MCF of $573 million and $540 million at December 31, 2016 and 2015, respectively.

23

NOTE 6 – INVESTMENTS (continued)

Other Investments

The components of Other investments at December 31, 2016 and 2015 were as follows (in millions):

	2016	2015

Limited partnerships and limited liability companies	$536	$544
Investment, at fair value, of consolidated investment companies	212	68
Senior secured commercial loans	7	12
Derivatives	458	342
Real estate	53	53
Short-term investments	90	13
Securities purchased under agreement to resell	298	298
Other invested assets	101	117
Total other investments	$1,755	$1,447

Senior secured commercial loans are typically collateralized by all assets of the borrower. The Company’s senior secured commercial loans, before loss reserve, amounted to $7 million and $13 million at December 31, 2016 and 2015, respectively. There was no loss reserve at December 31, 2016 and $1 million of loss reserve at December 31 2015. Refer to Note 3 – Significant Accounting Policies for further details.

Unfunded commitments on limited partnerships, limited liability companies and senior secured commercial loans amounted to $257 million and $288 million at December 31, 2016 and 2015, respectively.

There was no accumulated depreciation on real estate for the years ended December 31, 2016 or 2015. There was no depreciation expense for the years ended December 31, 2016, 2015, or 2014.

There were no investments in real estate that have been non-income producing for the last 12 months at December 31, 2016 and 2015, respectively.

The Company receives tax credits related to its investments in qualified affordable housing projects. At December 31, 2016 and 2015, the Company had $128 million and $130 million, respectively, in qualified affordable housing investments, included in limited partnerships and limited liability companies above. The investment balance includes $32 million and $14 million of unfunded commitment as of December 31, 2016 and 2015, respectively. During 2016, 2015 and 2014, the Company recorded amortization on these investments under the proportional amortization method of $32 million, $40 million, and $40 million, respectively. The Company recorded tax credits and other tax benefits on these investments of $42 million, $49 million, and $56 million for 2016, 2015 and 2014, respectively. Both the amortization of the investments as well as the tax credits and tax benefits are recognized as a component of income tax expense (benefit).

24

NOTE 6 – INVESTMENTS (continued)

Variable Interest Entities

The following table presents the carrying value of assets and liabilities of all of the Company’s consolidated VIEs at December 31, 2016 and 2015 (in millions):

	2016			2015
Consolidated Statements of Financial Position Line Item	Managed VIEs	Other Consolidated VIEs	Total	Managed VIEs	Other Consolidated VIEs	Total

Other investments	$204	$45	$249	$—	$—	$—
Cash and cash equivalents	7	—	7	—	—	—
Investment income due and accrued	1	—	1	—	—	—
Other assets	—	—	—	—	46	46
Total assets	$212	$45	$257	$—	$46	$46

Debt	$—	$45	$45	$—	$1	$1
Other liabilities	55	—	55	—	—	—
Total liabilities	$55	$45	$100	$—	$1	$1

Managed VIEs

The Company invests in securities issued by certain collateralized and other investment structures. These structures are managed by the affiliates of the Company for which they earn a fee income. The Company analyzes these relationships to determine whether it has (1) the power to direct the activities of the VIE that most significantly impact the economic performance of the entity and (2) the obligation to absorb losses or the right to receive benefits of the entity that could be potentially significant and thus determined to be the primary beneficiary. This analysis includes a review of the affiliates’ rights and responsibilities as investment manager, the fees received by the affiliates and other interest (if any) held by the affiliates and the Company. The Company is not required to provide, and has not provided, material financial or other support to any VIE for which the affiliates are the investment manager.

The Company has analyzed these relationships and determined that it is the primary beneficiary for certain collateralized and other investment structures and consolidates these entities. The assets of these VIEs are restricted and must be used to settle liabilities of the VIE. Creditors have no recourse against the Company in the event of default by these VIEs, nor does the Company have any significant implied or unfunded commitments to these VIEs.
The Company’s financial or other support provided to these VIEs is limited to its original investment. The Company’s maximum exposure to loss resulting from its relationship with the VIEs managed by its affiliates is limited to its investment in the structures. At December 31, 2016 and 2015, the Company’s maximum exposure to loss was $149 million and $26 million, respectively.

Other Consolidated VIEs

At December 31, 2016 and 2015, the Company consolidated other VIEs for which it was determined to be the primary beneficiary. These VIEs consisted of certain entities where the affiliates of the Company are not the investment manager. Creditors have no recourse against the Company in the event of default by these VIEs. The Company’s maximum exposure to loss resulting from its relationship with these structures is limited to its investment. At December 31, 2016 and 2015, the Company’s maximum exposure to loss was $43 million and $44 million, respectively.

Unconsolidated VIEs

In the normal course of its activities, the Company invests in structured investments including VIEs for which it is not the primary beneficiary. These structured investments typically invest in fixed income investments that are managed by third-parties and include asset-backed securities, commercial mortgage-backed securities and residential mortgage-backed securities. The Company’s maximum exposure to loss on these structured investments, both VIEs and non-VIEs, is limited

25

NOTE 6 – INVESTMENTS (continued)

to the amount of its investment. The Company has not provided financial or other support, other than its direct investment, to these structures. The Company has determined that it is not the primary beneficiary of these structures due to the fact that it does not have the power to direct the activities that significantly impact the VIEs’ economic performance. The Company classifies these investments as Fixed maturities – Available-for-sale and Securities, at fair value. The maximum exposure to loss associated with these investments was $28,850 million and $27,932 million at December 31, 2016 and 2015, respectively.

In the normal course of its activities, the Company invests in joint ventures, limited partnerships and limited liability companies. These investments include hedge funds, private equity funds and real estate related funds that may or may not be VIEs. The Company’s maximum exposure to loss on these investments, both VIEs and non-VIEs, is limited to the amount of its investment. The Company has determined that it is not the primary beneficiary of these structures because it does not have the power to direct the activities that significantly impact the entities economic performance. The Company classifies these investments as Other investments and its maximum exposure to loss associated with these entities was $536 million and $544 million at December 31, 2016 and 2015, respectively.

These investments are subject to ongoing review for impairment and for events that may cause management to reconsider whether or not it is the primary beneficiary. The Company has no additional economic interest in these structures in the form of derivatives, related guarantees, credit enhancement or similar instruments and obligations. Creditors have no recourse against the Company in the event of default. The Company has unfunded commitments in joint ventures, limited partnerships and limited liability companies which are discussed in the Other investments section above.

Restricted Assets and Special Deposits

Assets with a carrying value of $19 million and $9 million at December 31, 2016 and 2015, respectively, were on deposit with governmental authorities or trustees as required by certain state insurance laws and are included in Fixed maturities – Available-for-sale, at fair value. Refer to Note 15 – Commitments and Contingencies for additional discussion on assets pledged as collateral.

NOTE 7 – DERIVATIVE INSTRUMENTS AND RISK MANAGEMENT

The Company uses derivative instruments to manage interest rate, currency, and equity risk. These derivative instruments include foreign currency forwards, interest rate futures, interest rate and equity options, and interest rate, equity and foreign currency swaps. The Company does not engage in derivative instrument transactions for speculative purposes. Refer to Note 3 – Significant Accounting Policies for a discussion on the accounting for derivative instruments.

The Company may enter into exchange-traded futures and over-the-counter (“OTC”) derivative instruments. Exchange-traded futures are executed through regulated exchanges and require initial and daily variation margin collateral postings. When the Company enters into exchange-traded futures, it is exposed to credit risk resulting from default of the exchange.

OTC derivatives may either be cleared through a clearinghouse (“OTC-cleared”) or transacted between the Company and a counterparty under bilateral agreements (“OTC-bilateral”). Similar to exchange-traded futures, when the Company enters into OTC-cleared derivatives, it becomes subject to initial and daily variation margin collateral postings. When transacting OTC-cleared derivatives, the Company is exposed to credit risk resulting from default of the clearinghouse and/or default of the Futures Commission Merchant (e.g. clearinghouse agent).

When transacting OTC-bilateral derivatives, the Company is exposed to the potential default of its OTC-bilateral counterparty. The Company deals with a large number of highly rated OTC-bilateral counterparties, thus limiting its exposure to any single counterparty. The Company has controls in place to monitor credit exposures of OTC-bilateral counterparties by limiting transactions within specified dollar limits and continuously assessing the creditworthiness of its counterparties. The Company uses master netting arrangements with OTC-bilateral counterparties and adjusts transaction levels, when appropriate, to minimize risk. The Company’s policy is not to offset the fair value recognized for derivatives executed with the same OTC-bilateral counterparty under the same master netting agreements with the associated collateral.

26

NOTE 7 – DERIVATIVE INSTRUMENTS AND RISK MANAGEMENT (continued)

The following table presents recognized derivative instruments that are subject to enforceable master netting agreements at December 31, 2016 and 2015 (in millions):

	2016
	Gross amounts of recognized derivative instruments (1)	Gross amounts offset in the Statement of Financial Position	Gross amounts presented in the Statement of Financial Position	Gross amounts not offset in Statement of Financial Position	Cash collateral	Securities collateral	Net amounts of recognized derivative instruments
Assets	$458	$—	$458	$(37)	$(405)	$(10)	$6
Liabilities	$(43)	$—	$(43)	$37	$3	$—	$(4)

	2015
	Gross amounts of recognized derivative instruments (1)	Gross amounts offset in the Statement of Financial Position	Gross amounts presented in the Statement of Financial Position	Gross amounts not offset in Statement of Financial Position	Cash collateral	Securities collateral	Net amount of recognized derivative instruments
Assets	$342	$—	$342	$(28)	$(285)	$(29)	$—
Liabilities	$(37)	$—	$(37)	$28	$9	$—	$—

(1) The gross amounts exclude investment income due and accrued and accrued investment expense on derivatives, which are included in Other assets and Other liabilities, respectively.

Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral where appropriate. All of the net credit exposure for the Company from derivative contracts is with investment-grade counterparties. For OTC-cleared and exchange traded derivatives, the Company obtains collateral through variation margin which is adjusted daily based on the parties’ net derivative position.

For OTC-bilateral derivatives, the Company obtains collateral in accordance with the terms of credit support annexes (“CSA’s”) negotiated as part of the master agreements entered into with most OTC-bilateral counterparties. The CSA defines the terms under which collateral is transferred between the parties in order to mitigate credit risk arising from “in the money” derivative positions. The CSA requires that an OTC-bilateral counterparty post collateral to secure its anticipated derivative obligation, taking into account netting arrangements. In a few cases, these CSAs provide that the counterparties are not required to post collateral below a specified threshold; however the agreements governing these bilateral relationships also include credit contingent provisions whereby the threshold declines on a sliding scale with declines in the OTC-bilateral counterparties’ ratings. In addition, certain of the Company’s contracts require that if the Company’s (or its counterparty’s) credit rating were to fall below a specified rating assigned by a credit rating agency, the other party could request immediate payout on all transactions under the contracts or full collateralization of the positions thereunder. Cash collateral is invested in short-term investments. If the credit contingent features had been triggered at December 31, 2016, the Company estimates that it would not have had to post additional collateral for either a one notch downgrade in the Company’s credit rating or for a downgrade that would trigger full collateralization.

The Company may be exposed to credit-related losses in the event that an OTC-bilateral counterparty fails to perform its obligations under its contractual terms. In contractual arrangements with OTC-bilateral counterparties that do not include netting provisions in the event of default, credit exposure is limited to the positive fair value of derivatives at the reporting date. In contractual arrangements with OTC-bilateral counterparties that include netting provisions, in the event of default, credit exposure is limited to the net fair value, if positive, of all derivatives at the reporting date.

27

NOTE 7 – DERIVATIVE INSTRUMENTS AND RISK MANAGEMENT (continued)

The following table presents the notional amount and gross fair value of derivative instruments that are qualifying and designated for hedge accounting, by type of hedge designation, and those that are not designated for hedge accounting (excluding embedded derivatives) at December 31, 2016 and 2015 (in millions):

		2016			2015

		Fair Value (1)			Fair Value (1)
	Primary Risk Exposure	Notional Amount (2)	Asset	Liability	Notional Amount (2)	Asset	Liability

Derivatives Qualifying and Designated:
Cash Flow Hedges:
Foreign currency swaps	Currency	$68	$13	$—	$144	$31	$—
Interest rate swaps	Interest	12	4	—	37	7	—
Total derivatives qualifying and designated		80	17	—	181	38	—

Derivatives Not Designated:
Interest rate corridor options	Interest	7,505	6	—	9,262	5	—
Equity options	Equity	652	53	—	779	51	—
Equity swaps	Equity	93	5	2	73	—	3
Foreign currency forwards	Currency	114	5	—	27	2	—
Foreign currency swaps	Currency	2,287	325	7	1,870	194	4
Futures	Interest	8	—	—	4	—	—
Interest rate caps	Interest	19,242	12	—	24,972	15	—
Interest rate swaps	Interest	3,662	29	34	3,706	31	31
Swaptions	Interest	3,129	6	—	5,425	6	—
Total derivatives not designated		36,692	441	43	46,118	304	38
Total derivatives		$36,772	$458	$43	$46,299	$342	$38

(1) The fair value amounts exclude investment income due and accrued, and accrued investment expense on derivatives, which are included in Other assets and Other liabilities, respectively. Refer to Note 9 – Fair Value Measurements for discussion of valuation methods for derivative instruments.
(2) Notional amounts of derivative instruments generally do not represent the amounts exchanged between the parties engaged in the transaction.

Interest Rate Risk Management

The Company enters into various types of interest rate swaps and options primarily to minimize exposure to fluctuations in interest rates on assets and liabilities held by the Company.

Interest rate swaps are used by the Company to hedge interest rate risk for individual and portfolios of assets. Interest rate swaps are agreements with other parties to exchange, at specified intervals, the difference between interest amounts calculated by reference to an agreed upon notional value. Generally, no cash is exchanged at the onset of the contract and no principal payments are made by either party. The Company does not act as an intermediary or broker in interest rate swaps.

Interest rate caps and swaptions are entered into by the Company to hedge the disintermediation risk of increasing interest rates on policyholder liability obligations. The Company will receive payments from counterparties should interest rates exceed an agreed upon strike price.

Interest rate (Treasury) futures are exchange traded contracts to buy or sell at a specific price at a future date. The Company enters into interest rate futures to manage the duration of the Company’s fixed income portfolio.

The Company enters into interest rate corridor options to hedge the risk of increasing interest rates on policyholder liabilities. Under these contracts the Company will receive payments from counterparties should an agreed upon interest rate level be

28

NOTE 7 – DERIVATIVE INSTRUMENTS AND RISK MANAGEMENT (continued)

reached and payments will continue to increase under the option contracts until an agreed upon interest rate ceiling is reached.

Currency Risk Management

The primary purpose of the Company’s foreign currency hedging activities is to protect the values of foreign currency denominated assets from the risk of changes in foreign exchange rates.

Foreign currency swaps are agreements with other parties to exchange, at specified intervals, principal and interest in one currency for the same in another, at a fixed exchange rate, which is generally set at inception, calculated by reference to an agreed upon notional value. Generally, only principal payments are exchanged at the onset and the end of the contract.

Foreign currency forwards involve the exchange of foreign currencies at a specified future date and at a specified price. No cash is exchanged at the time the agreement is entered into.

Equity Risk Management

The Company purchases equity put options and enters into equity swaps to minimize exposure to the market risk associated with guarantees on certain underlying policyholder liabilities. Options require upfront fees paid at the time the agreements are entered into. Equity swaps are agreements between parties to exchange interest payments for an equity return.

Cash Flow Hedges

The following table presents the effects of derivatives in qualified cash flow hedging relationships, for the years ended December 31, 2016, 2015 and 2014 (in millions):

	Gain (loss) recognized in OCI (effective portion)(1)	Gain (loss) reclassified from AOCI into net income (effective portion)
		Net investment gains (losses)	Net investment income
2016
Foreign currency swaps	$(7)	$9	$1
Interest rate swaps	—	1	1
Total	$(7)	$10	$2

2015
Foreign currency swaps	$24	$—	$2
Interest rate swaps	—	—	1
Total	$24	$—	$3

2014
Foreign currency swaps	$12	$(4)	$1
Interest rate swaps	1	—	1
Total	$13	$(4)	$2

(1) The amount of gain or loss recognized in OCI is reported as a change in net unrealized investment gains or losses, a component of AOCI.

In 2016, 2015 and 2014, there were no instances in which the Company discontinued cash flow hedge accounting because the forecasted transactions, for which a hedge was entered into, did not occur on the anticipated date or in the additional time period permitted under the authoritative guidance on derivatives and hedging.

There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments.

29

NOTE 7 – DERIVATIVE INSTRUMENTS AND RISK MANAGEMENT (continued)

For derivatives which are designated for hedge accounting, there were no components of the derivative’s gain or loss excluded from the assessment of effectiveness for the years ended December 31, 2016, 2015 and 2014.

Presented below is a rollforward of the components of AOCI, before taxes, related to cash flow hedges (in millions):

	2016	2015	2014
Balance, beginning of year	$34	$13	$(3)
Gains deferred in AOCI on the effective portion of cash flow hedges	(7)	24	13
Losses (gains) reclassified to net income	(12)	(3)	3
Balance, end of year	$15	$34	$13

At December 31, 2016, gains of $1 million on derivatives in AOCI were expected to be reclassified to earnings within the next 12 months.

Derivatives Not Designated

The Company has derivative instruments that are not designated or do not qualify for hedge accounting treatment.

The following table provides gains and losses on derivative instruments not designated for hedging accounting, which are included in Net investment gains or losses for the years ended December 31, 2016, 2015 and 2014 (in millions):

	2016	2015	2014
Derivative Type
Interest rate corridor options	$—	$(1)	$(1)
Equity options	(13)	(2)	(10)
Equity swaps	7	(4)	3
Foreign currency forwards	5	3	3
Foreign currency swaps	144	165	74
Futures	—	—	(1)
Interest rate caps	(3)	(10)	(6)
Interest rate swaps	12	36	246
Swaptions	(1)	(5)	(25)
Total	$151	$182	$283

Embedded Derivatives

The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. At December 31, 2016 and 2015, there were no embedded derivatives that could not be separated from their host contracts.

The following table presents the fair value of the Company’s embedded derivatives in host contracts at December 31, 2016 and 2015 (in millions):

	Consolidated Statements of Financial Position Line Item
		2016	2015

Other(1)	Other liabilities	$3	$2
Guaranteed minimum accumulation benefits(1)	Policyholders’ account balances	180	155
Total		$183	$157

(1) For further information on these embedded derivatives refer to Note 9 – Fair Value Measurements.

30

NOTE 7 – DERIVATIVE INSTRUMENTS AND RISK MANAGEMENT (continued)

The following table presents the changes in fair value related to embedded derivatives in host contracts for the years ended December 31, 2016, 2015 and 2014 (in millions):

	2016	2015	2014

Net revenue from reinsurance	$1	$2	$(1)
Interest credited to policyholders’ account balances	25	(26)	112

NOTE 8 – SEPARATE ACCOUNTS

Separate Accounts Registered with the SEC

The Company maintains separate accounts, which are registered with the SEC, for its variable deferred annuity and variable life insurance products with assets of $28,819 million and $26,868 million at December 31, 2016 and 2015, respectively. The assets of these separate accounts are comprised of investments in shares of the New York Life sponsored MainStay VP Funds Trust and other non-proprietary insurance-dedicated funds.

Separate Accounts Not Registered with the SEC

The Company also maintains separate accounts, which are not registered with the SEC, with assets of $1,988 million and $1,887 million at December 31, 2016 and 2015, respectively. The assets in these separate accounts are comprised of investments in MainStay VP Funds Trust, non-proprietary mutual funds and limited partnerships. The assets in these separate accounts are carried at fair value.

Refer to Note 12 – Policyholders’ Liabilities for information regarding separate accounts with contractual guarantees for minimum death benefits (“GMDB”), guaranteed minimum accumulation benefits (“GMAB”), enhanced beneficiary benefit (“EBB”) and guaranteed future income benefits (“GFIB”).

31

NOTE 9 – FAIR VALUE MEASUREMENTS

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Company’s assets and liabilities recorded at fair value, except certain assets for which the NAV per share is used as a practical expedient, are measured and classified in accordance with a fair value hierarchy consisting of three levels based on the observability of the inputs used in measuring the fair value. The level is determined based on the lowest level input that is significant to the fair value measurement.

The levels of the fair value hierarchy based on the inputs to the valuation are as follows:

Level 1
Fair value is based on unadjusted quoted prices for identical assets or liabilities in an active market. Active markets are defined as a market in which many transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2
Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities in active markets; quoted prices in markets that are not active for identical or similar assets or liabilities, or other model driven inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities. Valuations are generally obtained from third-party pricing services for identical or comparable assets or liabilities or through the use of valuation methodologies using observable market inputs.

Level 3
Instruments whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These inputs reflect management’s own assumptions in pricing the asset or liability. Pricing may also be based upon broker quotes that do not represent an offer to transact. Prices are determined using valuation methodologies such as option pricing models, discounted cash flow models and other similar techniques. Non-binding broker quotes, which are utilized when pricing service information is not available, are reviewed for reasonableness based on the Company’s understanding of the market, and are generally considered Level 3. To the extent the internally developed valuations use significant unobservable inputs, they are classified as Level 3.

Determination of Fair Value

The Company has an established and well-documented process for determining fair value of its financial instruments.
Security pricing is applied using a hierarchy approach whereby publicly available prices are first sought from nationally recognized third party pricing services. For most private placement securities, the Company applies a matrix-based pricing methodology, which uses spreads derived from third party benchmark bond indices. For private placement securities that cannot be priced through these processes, the Company uses internal models and calculations. All other securities are submitted to independent brokers for prices. The Company performs various analyses to ascertain that the prices represent fair value. Examples of procedures performed include, but are not limited to, back testing recent trades, monitoring of trading volumes, and performing variance analysis of monthly price changes using different thresholds based on asset type. The Company also performs an annual review of all third-party pricing services. During this review, the Company obtains an understanding of the process and sources used by the pricing service to ensure that they maximize the use of observable inputs, the pricing service’s frequency of updating prices, and the controls that the pricing service uses to ensure that their prices reflect market assumptions. The Company also selects a sample of securities and obtains a more detailed understanding from each pricing service regarding how they derived the price assigned to each security. Where inputs or prices do not reflect market participant assumptions, the Company will challenge these prices and apply different methodologies that will enhance the use of observable inputs and data. The Company may use non-binding broker quotes or internal valuations to support the fair value of securities which go through this formal price challenge process.

32

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

In addition, the Company has a pricing committee that provides oversight over the Company’s prices and fair value process for securities. The committee is comprised of representatives from the Company’s Investment Management group, Controller’s, Compliance and Security Operations. The committee meets quarterly and is responsible for the review and approval of the Company’s valuation procedures. The committee is also responsible for the review of pricing exception reports as well as the review of significant inputs used in the valuation of assets that are valued internally.

33

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

The following tables represent the balances of assets and liabilities measured at fair value on a recurring basis at December 31, 2016 and 2015 (in millions):

	2016
	Level 1	Level 2	Level 3	NAV as a Practical Expedient(3)	Total

Fixed maturities - available-for-sale
U.S. Treasury	$—	$1,654	$—	$—	$1,654
U.S. government corporations and agencies	—	1,213	24	—	1,237
U.S. agency mortgage-backed and asset-backed securities	—	15,552	2	—	15,554
Foreign governments	—	357	6	—	363
U.S. corporate	—	38,072	101	—	38,173
Affiliated bonds	—	—	1,816	—	1,816
Foreign corporate	—	10,566	2	—	10,568
Non-agency residential mortgage-backed securities	—	983	6	—	989
Non-agency commercial mortgage-backed securities	—	5,067	232	—	5,299
Non-agency asset-backed securities	—	5,921	982	—	6,903
Total fixed maturities - available-for-sale	—	79,385	3,171	—	82,556
Fixed maturities - securities, at fair value
U.S agency mortgage-backed and asset-backed securities	—	5	—	—	5
U.S. corporate	—	326	—	—	326
Foreign corporate	—	1,492	—	—	1,492
Non-agency residential mortgage-backed securities	—	4	—	—	4
Non-agency commercial mortgage-backed securities	—	41	2	—	43
Non-agency asset-backed securities	—	51	2	—	53
Total fixed maturities - securities, at fair value	—	1,919	4	—	1,923
Equity securities - available-for-sale
Common stock	—	—	19	—	19
Non-redeemable preferred stock	—	1	14	—	15
Total equity securities - available-for-sale	—	1	33	—	34
Equity securities - securities, at fair value
Common stock	559	—	2	—	561
Mutual funds	359	—	—	5	364
Total equity securities - securities, at fair value	918	—	2	5	925
Derivative assets	—	429	29	—	458
Securities purchased under agreements to resell	—	298	—	—	298
Investments, at fair value of consolidated
investment companies	181	31	—	—	212
Other invested assets	—	15	—	—	15
Cash equivalents	119	1,671	—	—	1,790
Short-term investments	—	90	—	—	90
Separate account assets	30,444	—	—	363	30,807
Total assets accounted for at fair value on a recurring basis	$31,662	$83,839	$3,239	$368	$119,108

Policyholders’ account balances (1)	$—	$—	$180	$—	$180
Derivative liabilities	—	41	2	—	43
Total liabilities accounted for at fair value on a recurring basis (2)	$—	$41	$182	$—	$223

(1) Policyholders’ account balances represent embedded derivatives bifurcated from host contracts.
(2) Separate account liabilities are not included above, as they are reported at contract value in accordance with the Company’s policy (refer to Note 3 – Significant Accounting Policies).
(3) The fair value amounts presented in the category are intended to permit reconciliation of the total assets in this table to the amounts presented in the statements of financial position.

34

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

	2015
	Level 1	Level 2	Level 3	NAV as a Practical Expedient(3)	Total

Fixed maturities - available-for-sale
U.S. Treasury	$—	$1,126	$—	$—	$1,126
U.S. government corporations and agencies	—	1,194	24	—	1,218
U.S. agency mortgage-backed and asset-backed securities	—	14,161	2	—	14,163
Foreign governments	—	391	7	—	398
U.S. corporate	—	35,434	107	—	35,541
Affiliated bonds	—	—	1,707	—	1,707
Foreign corporate	—	10,701	—	—	10,701
Non-agency residential mortgage-backed securities	—	1,263	9	—	1,272
Non-agency commercial mortgage-backed securities	—	4,469	415	—	4,884
Non-agency asset-backed securities	—	5,309	841	—	6,150
Total fixed maturities - available-for-sale	—	74,048	3,112	—	77,160
Fixed maturities - securities, at fair value
U.S. agency mortgage-backed and asset-backed securities	—	5	—	—	5
U.S. corporate	—	172	—	—	172
Foreign corporate	—	1,195	—	—	1,195
Non-agency residential mortgage-backed securities	—	7	—	—	7
Non-agency commercial mortgage-backed securities	—	47	2	—	49
Non-agency asset-backed securities	—	33	3	—	36
Total fixed maturities - securities, at fair value	—	1,459	5	—	1,464
Equity securities - available-for-sale
Common stock	8	—	26	—	34
Non-redeemable preferred stock	—	1	5	—	6
Total equity securities - available-for-sale	8	1	31	—	40
Equity securities - securities, at fair value
Common stock	427	—	—	—	427
Mutual funds	71	—	3	—	74
Total equity securities - securities, at fair value	498	—	3	—	501
Derivative assets	—	342	—	—	342
Securities purchased under agreements to resell	—	298	—	—	298
Other invested assets	—	80	—	—	80
Cash equivalents	9	2,243	—	—	2,252
Short-term investments	—	13	—	—	13
Separate account assets	28,325	—	—	430	28,755
Total assets accounted for at fair value on a recurring basis	$28,840	$78,484	$3,151	$430	$110,905

Policyholders’ account balances (1)	$—	$—	$155	$—	$155
Derivative liabilities	—	34	3	—	37
Total liabilities accounted for at fair value on a recurring basis (2)	$—	$34	$158	$—	$192

(1) Policyholders’ account balances represent embedded derivatives bifurcated from host contracts.
(2) Separate account liabilities are not included above, as they are reported at contract value in accordance with the Company’s policy (refer to Note 3 – Significant Accounting Policies).
(3) The fair value amounts presented in the category are intended to permit reconciliation of the total assets in this table to the amounts presented in the statements of financial position.

35

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

The following represents a summary of significant valuation techniques for assets and liabilities used to determine fair value, as well as the general classification of such instruments in the valuation hierarchy.

Fixed maturities available-for-sale and Securities at fair value

Fixed maturity securities priced using a pricing service are generally classified as Level 2. The pricing service generally uses a discounted cash flow model or market approach to determine fair value on public securities. Typical inputs used by these pricing services include, but are not limited to: benchmark yields, reported trades, issuer spreads, bids, offers, benchmark securities, estimated cash flows and prepayment speeds.

Private placement securities are primarily priced using a matrix-based pricing methodology, which uses spreads derived from third-party benchmark bond indices. Specifically, the Barclays Credit Index is used for investment-grade securities and the Citi High Yield Cash Index is used for below investment-grade securities. These indices are two widely recognizable, reliable and well regarded benchmarks by participants in the financial industry, which represents the broader U.S. public bond markets.
Certain private placement securities that cannot be priced using the matrix pricing described above, are priced by an internally developed discounted cash flow model or are priced based on internal calculations. The model uses observable inputs with a discount rate based off spreads of comparable public bond issues, adjusted for liquidity, rating and maturity. The Company assigns a credit rating for private placement securities based upon internal analysis. The liquidity premium is usually based on market transactions. These securities are classified as Level 2.
For some of the private placement securities priced through the model, the liquidity adjustments may not be based on market data, but rather, calculated internally. If the impact of the liquidity adjustment, which usually requires the most judgment, is not significant to the overall value of the security, the security is still classified as Level 2.

The valuation techniques for most Level 3 fixed maturity securities are generally the same as those described in Level 2. However, if the investments are less liquid or are lightly traded, there is generally less observable market data, and therefore these investments will be classified as Level 3. Circumstances where observable market data are not available may include events such as market illiquidity and credit events related to the security. In addition, certain securities are priced based upon internal valuations using significant unobservable inputs. If a security could not be priced by a third-party vendor or through internal pricing models, broker quotes are received and reviewed by each investment analyst. These inputs may not be observable. Therefore, Level 3 classification is determined to be appropriate.

Equity securities

Equity securities valued using unadjusted quoted prices in active markets that are readily and regularly available are classified as Level 1. Those securities valued using a market approach in which market quotes are available but are not considered actively traded are classified as Level 2. Securities priced through an internal valuation where significant inputs are deemed to be unobservable, which includes securities of a government organization, are classified as Level 3.

36

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

Derivative assets and liabilities

The fair value of derivative instruments is generally derived using valuation models, except for derivatives, which are either exchange-traded, or the fair value is derived using broker quotations. Where valuation models are used, the selection of a particular model depends upon the contractual terms of, and specific risks inherent in the instrument, as well as the availability of pricing information in the market. The Company generally uses similar models to value similar instruments. Valuation model inputs include contractual terms, yield curves, foreign exchange rates, equity prices, credit curves, measures of volatility, non-performance risk and other factors. Exchange-traded derivatives are valued using quoted prices in an active market and are classified as Level 1. OTC derivatives that trade in liquid markets, such as currency forwards, swaps and options, where model inputs are observable for substantially the full term, are classified as Level 2. Derivatives that are valued based upon models with significant unobservable market inputs or inputs from less actively traded markets, or where the fair value is solely derived using broker quotations, are classified as Level 3.

When appropriate, valuations of OTC-bilateral derivatives are adjusted for non-performance risk. The Company uses default estimates implied by CDS spreads on senior obligations of the counterparty in order to provide an objective basis for such estimates. When in a liability position, the Company uses its own medium term note spread to estimate the default rate. The non-performance risk adjustment is applied only to the uncollateralized portion of the OTC-bilateral derivative assets and liabilities. OTC-bilateral derivative contracts are executed under master netting agreements with counterparties with a CSA, which is a bilateral ratings-sensitive agreement that requires collateral postings at established credit threshold levels. These agreements protect the interests of the Company and its counterparties should either party suffer a credit-rating deterioration. The vast majority of the Company’s derivative agreements are with highly rated major international financial institutions.

Securities purchased under agreements to resell

Due to the short-term nature (generally one month) of this investment, the asset’s carrying value approximates fair value. These investments are classified as Level 2.

Other invested assets

Level 2 assets represent surplus note investments, priced by a third-party pricing service, where the inputs to the valuation are deemed to be observable. Level 3 assets represent residual interests of securitizations, priced by a third-party pricing service, where inputs to the valuation are deemed to be unobservable.

Cash equivalents

These include money market funds, treasury bills, commercial paper and other highly liquid instruments. The highly liquid instruments are classified as Level 1. All other investments are classified as Level 2, since due to their short term nature, amortized cost is used as the best estimate of fair value.

Short term investments

For short term investments, amortized cost is used as the best estimate of fair value, and are classified as Level 2.

Separate account assets

Assets within the separate account are primarily invested in equities and fixed maturities. The fair value of investments in the separate accounts is calculated using the same procedures used for equities and fixed maturities in the general account. The separate accounts also invest in limited partnerships and hedge funds. These investments are valued based on the latest net asset value (NAV) using NAV as a practical expedient.

37

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

The following tables provide additional information for investments that are measured at fair value using NAV as a practical expedient, as allowed under authoritative guidance, for investments that meet specified criteria(in millions):

		2016
Category of Investment	Investment Strategy	Fair Value Determined Using NAV	Unfunded Commitments	Redemption Frequency	Redemption Notice Period
Hedge Fund	Multi-strategy	$337	$—	Monthly, Quarterly, Semi-annual, Annual	180 days or less
Hedge Fund	Sector Investing	$24	$—	Monthly	30 days
Hedge Fund	Long/Short Equity	$2	$—	Monthly	30 days
Mutual Funds	Global Allocation	$5	$—	Weekly	5 days (Assets subject to lock up periods)

		2015
Category of Investment	Investment Strategy	Fair Value Determined Using NAV	Unfunded Commitments	Redemption Frequency	Redemption Notice Period
Hedge fund	Multi-strategy	$273	$—	Quarterly, Semi-annual, Annual	More that 90 days
Hedge fund	Multi-strategy	$157	$—	Quarterly, Monthly	90 days or less

Policyholders’ account balances

Policyholders’ account balances carried at fair value consist of embedded derivatives bifurcated from the host contracts, which represent the embedded derivatives for GMAB contracts.

The fair values of GMAB liabilities are equal to the present value of future expected payments to customers less the present value of assessed or imputed rider fees attributable to the embedded derivative feature. This methodology could result in either a liability or contra-liability balance, given changing capital market conditions and various policyholder behavior assumptions. The expected cash flows are discounted using the treasury rate, plus a spread based upon the Company’s medium term notes. The spread reflects the market’s perception of the Company’s non-performance risk. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models. Significant inputs to these models include capital market assumptions, such as interest rate, equity market and implied volatility assumptions, as well as various policyholder behavior assumptions that are actuarially determined, including lapse rates, benefit utilization rates, mortality rates and withdrawal rates. These assumptions are reviewed at least annually, and updated based upon historical experience. Since many of the assumptions utilized are unobservable and are considered to be significant inputs to the liability valuation, the liability included in policyholders’ account balances has been classified as Level 3.

38

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

Level 3 Assets and Liabilities by Price Source

The following tables present the balances of Level 3 assets and liabilities measured at fair value with their corresponding pricing sources at December 31, 2016 and 2015 (in millions):

	2016
	Internal (1)	External (2)	Total

Fixed maturities - available-for-sale
U.S. government corporations and agencies	$—	$24	$24
U.S. agency mortgage-backed and asset-backed securities	—	2	2
Foreign governments	—	6	6
U.S. corporate	49	52	101
Affiliated bonds	1,816	—	1,816
Foreign corporate	—	2	2
Non-agency residential mortgage-backed securities	—	6	6
Non-agency commercial mortgage-backed securities	123	109	232
Non-agency asset-backed securities	168	814	982
Total fixed maturities - available-for-sale	2,156	1,015	3,171
Fixed maturities - securities, at fair value
Non-agency commercial mortgage-backed securities	—	2	2
Non-agency asset-backed securities	—	2	2
Total fixed maturities - securities, at fair value	—	4	4
Equity securities
Common stock	20	1	21
Non-redeemable preferred stock	14	—	14
Total equity securities	34	1	35
Derivative assets	—	29	29
Total assets accounted for at fair value on a recurring basis	$2,190	$1,049	$3,239

Policyholders’ account balances	$180	$—	$180
Derivative liabilities	—	2	2
Total liabilities accounted for at fair value on a recurring basis	$180	$2	$182
(1) Represents valuations reflecting both internally-derived and market inputs, as well as third-party pricing information, where pricing inputs are deemed to be unobservable.
(2) Primarily represents independent non-binding broker quotes, where pricing inputs are not readily available.

39

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

	2015
	Internal (1)	External (2)	Total

Fixed maturities - available-for-sale
U.S. government corporations and agencies	$—	$24	$24
U.S. agency mortgage-backed and asset-backed securities	—	2	2
Foreign governments	—	7	7
U.S. corporate	20	87	107
Affiliated bonds	1,707	—	1,707
Non-agency residential mortgage-backed securities	—	9	9
Non-agency commercial mortgage-backed securities	82	333	415
Non-agency asset-backed securities	81	760	841
Total fixed maturities - available-for-sale	1,890	1,222	3,112
Fixed maturities - securities, at fair value
Non-agency commercial mortgage-backed securities	—	2	2
Non-agency asset-backed securities	—	3	3
Total fixed maturities - securities, at fair value	—	5	5
Equity securities
Common stock	26	—	26
Non-redeemable preferred stock	5	—	5
Mutual fund	—	3	3
Total equity securities	31	3	34
Total assets accounted for at fair value on a recurring basis	$1,921	$1,230	$3,151

Policyholders’ account balances	$155	$—	$155
Derivative liabilities	—	3	3
Total liabilities accounted for at fair value on a recurring basis	$155	$3	$158

(1) Represents valuations reflecting both internally-derived and market inputs, as well as third-party pricing information, where pricing inputs that are deemed to be unobservable.
(2) Primarily represents independent non-binding broker quotes, where pricing inputs are not readily available.

40

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

Quantitative Information Regarding Internally - Priced Level 3 Assets and Liabilities

The following tables present quantitative information on significant internally priced Level 3 assets and liabilities at December 31, 2016 and 2015 (in millions):

	2016
	Fair Value	Valuation Techniques	Unobservable Input	Range (Weighted Average)

Assets:
U.S. corporate	$49	Discounted Cash Flow	Discount Rate	2.2% - 13.8%		(10%)

Affiliated bonds	$1,816	Cost

Non-agency asset-backed securities	$168	Discounted Cash Flow	Discount Rate	3.5% - 10.4%		(6.5%)

Non-agency commercial mortgage-backed securities	$123	Discounted Cash Flow	Discount Rate	3.1% - 12.0%		(3.9%)

Equity securities	$33	FHLB of Pittsburgh Capital Plan	Cost
		Market Comparable	Price to Book Multiple	0.62x
		Market Comparable	EBITA Multiple	5.6x - 26.1x

Liabilities:
Policyholders’ account balances	$180	Discounted Cash Flow	Discount Rate	1.5%	-	7.9%
		(GMAB)	Equity Returns	1.5%	-	7.3%
			Equity Volatility Curve	17.5%	-	62.1%
			Lapse Rate	1.0%	-	32.0%
			Mortality Rate	0.1%	-	50.0%
			Utilization Rate	—%	-	100.0%
			Withdrawal Rate	2.5%	-	8.3%

41

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

	2015
	Fair Value	Valuation Techniques	Unobservable Input	Range (Weighted Average)

Assets:
U.S. corporate	$20	Discounted Cash Flow	Discount Rate	2.3% - 7.2% (3.4%)

Affiliated bonds	$1,707	Cost

Non-agency asset-backed securities	$81	Discounted Cash Flow	Discount Rate	3.8% - 10.8% (8.7%)

Non-agency commercial mortgage-backed securities	$82	Discounted Cash Flow	Discount Rate	3.0% - 12.0% (3.1%)

Equity securities	$31	FHLB of Pittsburgh Capital Plan	Price to Book Multiple	.7X

Liabilities:
Policyholders’ account balances	$155	Discounted Cash Flow (GMAB)	Discount Rate	1.3% - 11.2%
			Equity Returns	0.8% - 10.8%
			Equity Volatility Curve	18.4% - 39.9%
			Lapse Rate	1.5% - 21.0%
			Mortality Rate	0.1% - 33.4%
			Utilization Rate	10.0% - 100%
			Withdrawal Rate	2.5% - 7.2%

The following is a description of the sensitivity to changes in unobservable inputs of the estimated fair value of the Company’s Level 3 assets included above, for which we have access to the valuation inputs, as well as the sensitivity to changes in unobservable inputs of the Level 3 assets that are valued based on external pricing information.

U.S. corporate securities

Most corporate securities are valued using a discounted cash flow analysis based on the expected cash flows of each security. The most significant unobservable input to the valuation of these securities is the discount rate, as it usually includes spread adjustments. Significant spread widening would decrease the value of these securities. The opposite effect would occur if spreads tightened significantly. Default rates are also a component of the valuation. If expected default rates on these securities significantly increase, the fair value will decrease, with the opposite being true for significant decreases in default rates.

Affiliated bonds

This security relates to an affiliated bond with Madison Capital Funding which was acquired at December 31, 2016 and therefore cost approximates fair value. The valuation of this bond in the future may include unobservable inputs and is therefore classified as Level 3.

Non-agency commercial mortgage-backed and asset-backed securities

These securities are mainly valued using discounted cash flow models. Significant spread widening, spread tightening and increases and decreases in default rates will have the same impact on the fair values of these securities as described above under U.S. corporate securities. Significant increases in loss severity assumptions will decrease the estimated fair value of these securities, with the opposite being true for decreases in expected loss severities.

42

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

Equity securities

The equity securities included in the table above mostly relate to the Company’s holdings in the Federal Home Loan Bank of Pittsburgh ( the “FHLB of Pittsburgh”) stock, refer to Note 12 - Debt. As prescribed in the FHLB of Pittsburgh’s Capital Plan, the par value of the capital stock is $100 and all capital stock is issued, redeemed, repurchased or transferred at par value. Since there is not a visible market for the FHLB of Pittsburgh stock, these securities have been classified as Level 3.

Policyholders’ account balances

Policyholders’ account balances consist of embedded derivatives bifurcated from host contracts, which represent the embedded derivatives for GMAB contracts.

The fair values of GMAB liabilities are equal to the present value of future expected payments to customers, less the present value of assessed rider fees attributable to the embedded derivative feature. Generally, higher (lower) equity returns will result in a lower (higher) fair value of the liability, while higher (lower) implied volatility assumptions will result in a higher (lower) fair value of the liability.

Transfers between Levels

Transfers between levels may occur as a result of changes in valuation sources or changes in the availability of market observable inputs, which generally are caused by changes in market conditions such as liquidity, trading volume or bid-ask spreads. The Company’s policy is to assume the transfer occurs at the beginning of the period.

Transfers between Levels 1 and 2

Periodically, the Company has transfers between Level 1 and Level 2 assets and liabilities.

Transfers between Levels 1 and 2 were not significant during the 12 months ended December 31, 2016 and 2015.

Transfers into and out of Level 3

The Company’s basis for transferring assets and liabilities into and/or out of Level 3 is based on the changes in the observability of data.

Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable.

During the years ended December 31, 2016 and 2015, the Company transferred $228 million and $38 million, respectively, of securities into Level 3 consisting of fixed maturities available-for-sale securities and separate account assets in 2016 and 2015. The transfers into Level 3 related to fixed maturities available-for-sale securities were primarily due to unobservable inputs utilized within valuation methodologies and the use of broker quotes (that could not be validated) when previously, information from third-party pricing services (that could be validated) was utilized. For the separate account assets, transfers into Level 3 are related to limited partnership investments that are restricted with respect to transfers or withdrawals.

Transfers out of Level 3 of $526 million and $540 million during the years ended December 31, 2016, and 2015, respectively, were primarily due to significant increases in market activity, or one or more significant input(s) becoming observable, or a change in the valuation technique for fixed maturities available-for-sale, equity securities available-for-sale and other invested assets in 2016 and 2015.

43

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

The following tables present the changes in fair value of all Level 3 assets and liabilities for the years ended December 31, 2016, 2015 and 2014 (in millions):

	U.S. government corporations and agencies	U.S. agency mortgage-backed and asset-backed	Foreign governments	U.S. corporate	Affiliated bonds

Fair Value, December 31, 2013	$24	$111	$8	$249	$—
Total gains (losses) (realized and unrealized):
Included in earnings
Net investment gains	—	—	—	1	—
Net investment income(1)	—	—	—	—	—
Other comprehensive loss	—	—	—	(1)	—
Purchases	—	10	—	71	—
Sales	—	(50)	—	(8)	—
Settlements	—	—	—	(37)	—
Transfers into Level 3(2)	—	—	—	45	—
Transfers out of Level 3(2)	—	(44)	—	(54)	—
Fair Value, December 31, 2014	24	27	8	266	—
Total gains (losses) (realized and unrealized):
Included in earnings
Net investment gains	—	—	—	(1)	—
Net investment income(1)	—	(1)	—	—	—
Other comprehensive loss	—	—	—	3	1,707
Sales	—	(6)	—	(15)	—
Settlements	—	—	(1)	(8)	—
Transfers into Level 3(2)	—	—	—	3	—
Transfers out of Level 3(2)	—	(18)	—	(141)	—
Fair Value, December 31, 2015	24	2	7	107	1,707
Total gains (losses) (realized and unrealized):
Included in earnings
Net investment gains	—	—	—	(16)	—
Net investment income(1)	—	—	—	(1)	—
Other comprehensive loss	—	—	—	10	36
Purchases	—	—	—	14	555
Sales	—	—	—	—	—
Issuances	—	—	—	(16)	—
Settlements	—	—	(1)	(34)	(482)
Transfers into Level 3(2)	—	—	—	84	—
Transfers out of Level 3(2)	—	—	—	(47)	—
Fair Value, December 31, 2016	$24	$2	$6	$101	$1,816

(1) Net investment income/loss includes amortization of discount and premium on fixed maturities.
(2) Transfers into or out of Level 3 are reported at the value as of beginning of the period.

44

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

	Foreign corporate	Non-agency residential mortgage-backed securities	Non-agency commercial mortgage-backed securities	Non-agency asset-backed securities	Total fixed maturities- available-for-sale

Fair Value, December 31, 2013	$31	$58	$133	$1,041	$1,655
Total gains (losses) (realized and unrealized):
Included in earnings
Net investment gains	—	2	—	1	4
Net investment income(1)	—	—	—	1	1
Other comprehensive loss	(1)	(1)	5	21	23
Purchases	12	—	58	321	472
Sales	—	—	—	(8)	(66)
Settlements	(2)	(43)	(2)	(154)	(238)
Transfers into Level 3(2)	1	—	—	9	55
Transfers out of Level 3(2)	—	—	1	(415)	(512)
Fair Value, December 31, 2014	41	16	195	817	1,394
Total gains (losses) (realized and unrealized):
Included in earnings
Net investment gains	—	1	(2)	—	(1)
Net investment income(1)	—	—	—	—	(1)
Other comprehensive loss	—	(1)	—	(7)	(9)
Purchases	—	—	233	446	2,389
Sales	—	(1)	(1)	—	(23)
Settlements	(18)	(6)	(12)	(90)	(135)
Transfers into Level 3(2)	—	—	2	33	38
Transfers out of Level 3(2)	(23)	—	—	(358)	(540)
Fair Value, December 31, 2015	—	9	415	841	3,112
Total gains (losses) (realized and unrealized):
Included in earnings
Net investment gains	—	—	(1)	(14)	(31)
Net investment income(1)	—	—	—	—	(1)
Other comprehensive loss	—	—	(1)	7	52
Purchases	2	(1)	37	444	1,051
Sales	—	—	—	—	—
Issuances	—	—	—	—	(16)
Settlements	—	(3)	(3)	(159)	(682)
Transfers into Level 3(2)	—	1	3	114	202
Transfers out of Level 3(2)	—	—	(218)	(251)	(516)
Fair Value, December 31, 2016	$2	$6	$232	$982	$3,171

(1) Net investment income/loss includes amortization of discount and premium on fixed maturities.
(2) Transfers into or out of Level 3 are reported at the value as of beginning of the period.

45

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

	Non-agency commercial mortgage-backed securities	Non-agency asset-backed securities	Total fixed maturities - securities, at fair value	Common stock	Non-redeemable preferred stock

Fair Value, December 31, 2013	$—	$6	$6	$3	$—
Total gains (losses) (realized and unrealized):
Included in earnings
Net investment gains	—	(2)	(2)	(1)	—
Net investment income(1)	—	—	—	—	—
Other comprehensive loss	—	—	—	—	—
Purchase	2	—	2	—	2
Sales	—	—	—	—	—
Settlements	—	—	—	—	—
Transfers into Level 3(2)	—	—	—	—	—
Transfers (out of) Level 3(2)	—	—	—	—	—
Fair Value, December 31, 2014	2	4	6	2	2
Total gains (losses) (realized and unrealized):
Included in earnings
Net investment gains	—	(1)	(1)	—	—
Net investment income(1)	—	—	—	—	—
Other comprehensive loss	—	—	—	(1)	—
Purchases	—	—	—	26	3
Sales	—	—	—	(1)	—
Settlements	—	—	—	—	—
Transfers into Level 3(2)	—	—	—	—	—
Transfers (out of) Level 3(2)	—	—	—	—	—
Fair Value, December 31, 2015	2	3	5	26	5
Total gains (losses) (realized and unrealized):
Included in earnings
Net investment gains	—		—	—	—
Net investment income(1)	—	—	—	—	—
Other comprehensive loss	—	—	—	—	3
Purchases	—	2	2	2	6
Sales	—	—	—	—	—
Issuances	—	—	—	—	—
Settlements	—	(3)	(3)	—	—
Transfers into Level 3(2)	—	—	—	—	—
Transfers (out of) Level 3(2)	—	—	—	(7)	—
Fair Value, December 31, 2016	$2	$2	$4	$21	$14

(1) Net investment income/loss includes amortization of discount and premium on fixed maturities.
(2) Transfers into or out of Level 3 are reported at the value as of beginning of the period.

46

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

	Mutual fund	Total equity securities	Derivatives	Other invested assets	Amounts recoverable from reinsurers

Fair Value, December 31, 2013	$—	$3	$3	$—	$1
Total gains (losses) (realized and unrealized):
Included in earnings
Net investment gains	—	(1)	1	—	—
Net investment income(1)	—	—	—	—	—
Other comprehensive loss	—	—	—	—	(1)
Purchases	—	2	—	—	—
Sales	—	—	—	—	—
Settlements	—	—	—	—	—
Transfers into Level 3(2)	—	—	—	—	—
Transfers (out of) Level 3(2)	—	—	—	—	—
Fair Value, December 31, 2014	—	4	4	—	—
Total gains (losses) (realized and unrealized):
Included in earnings
Net investment gains	—	—	(6)	—	—
Net investment income(1)	—	—	—	—	—
Other comprehensive loss	—	(1)	—	—	—
Purchases	3	32	2	—	—
Sales	—	(1)	—	—	—
Settlements	—	—	—	—	—
Transfers into Level 3(2)	—	—	—	—	—
Transfers (out of) Level 3(2)	—	—	—	—	—
Fair Value, December 31, 2015	3	34	—	—	—
Total gains (losses) (realized and unrealized):
Included in earnings
Net investment gains	—	—		—	—
Net investment income(1)	—	—	—	—	—
Other comprehensive loss	—	3	—	—	—
Purchases	—	8	3	—	—
Sales	—	—	—	—	—
Issuances	—	—	—	—	—
Settlements	—	—	—	—	—
Transfers into Level 3(2)	—	—	26	—	—
Transfers (out of) Level 3(2)	(3)	(10)	—	—	—
Fair Value, December 31, 2016	$—	$35	$29	$—	$—

(1) Net investment income/loss includes amortization of discount and premium on fixed maturities.
(2) Transfers into or out of Level 3 are reported at the value as of beginning of the period.

47

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

	Separate account assets	Total assets	Policyholders’ account balances	Derivative liabilities	Total liabilities

Fair Value, December 31, 2013	$244	$1,912	$69	$—	$69
Total gains (losses) (realized and unrealized):
Included in earnings
Net investment gains	15	17	—	—	—
Net investment income(1)	2	3	—	—	—
Other comprehensive loss	—	22	—	—	—
Interest credited to policyholders’ account balances	—	—	80	—	80
Purchases	5	481	32	—	32
Sales	(7)	(73)	—	—	—
Settlements	—	(238)	—	—	—
Transfers into Level 3(2)	1	56	—	—	—
Transfers (out of) Level 3(2)	—	(512)	—	—	—
Fair Value, December 31, 2014	260	1,668	181	—	181
Total gains (losses) (realized and unrealized):
Included in earnings
Net investment gains	—	(8)	—	3	3
Net investment income(1)	—	(1)	(62)	—	(62)
Other comprehensive loss	—	(10)	(2)	—	(2)
Interest credited to policyholders’ account balances	—	—	—	—	—
Purchases	—	2,423	—	—	—
Sales	—	(24)	38	—	38
Settlements	—	(135)	—	—	—
Transfers into Level 3(2)	—	38	—	—	—
Transfers (out of) Level 3(2)	(260)	(800)	—	—	—
Fair Value, December 31, 2015	—	3,151	155	3	158
Total gains (losses) (realized and unrealized):
Included in earnings
Net investment gains	—	(31)	—	(1)	(1)
Net investment income(1)	—	(1)	(14)	—	(14)
Other comprehensive loss	—	55	—	—	—
Interest credited to policyholders’ account balances	—	—	—	—	—
Purchases	—	1,064	40	—	40
Sales	—	—	—	—	—
Issuances	—	(16)
Settlements	—	(685)	(1)	—	(1)
Transfers into Level 3(2)	—	228	—	—	—
Transfers (out of) Level 3(2)	—	(526)	—	—	—
Fair Value, December 31, 2016	$—	$3,239	$180	$2	$182

(1) Net investment income/loss includes amortization of discount and premium on fixed maturities.
(2) Transfers into or out of Level 3 are reported at the value as of beginning of the period.

48

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

The following tables include the unrealized gains or losses for the years ended December 31, 2016, 2015 and 2014 by category for Level 3 assets still held at December 31, 2016, 2015 and 2014, respectively (in millions):

	2016
	U.S. corporate	Bonds to subsidiaries and affiliates	Non-agency commercial mortgage-backed securities	Non-agency asset-backed residential securities	Total fixed maturities - available-for-sale
Earnings
Total gains (losses) (realized/unrealized)
included in earnings:
Net investment gains (losses)	$(16)	$—	$(1)	$(14)	$(31)
Net investment income	(1)	—	—	—	(1)
Other comprehensive losses	11	36	(1)	7	53
Total change in unrealized gains (losses)	$(6)	$36	$(2)	$(7)	$21

	Non-redeemable preferred stock	Total assets
Earnings
Total gains (losses) (realized/unrealized)
included in earnings:
Net investment losses	$—	$(31)
Net investment income	—	(1)
Other comprehensive losses	3	20
Total change in unrealized gains (losses)	$3	$24

There were no unrealized or realized gains or losses recorded for Level 3 liabilities held at December 31, 2016.

49

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

	2015
	U.S. corporate	Non-agency residential mortgage-backed securities	Non-agency commercial mortgage-backed securities	Non-agency asset-backed securities	Total fixed maturities - available-for-sale
Earnings
Total gains (losses) (realized/unrealized)
included in earnings:
Net investment gains (losses)	$—	$1	$(2)	$1	$—
Net investment income	(1)	—	—	—	(1)
Other comprehensive losses	—	(2)	—	(10)	(12)
Total change in unrealized gains (losses)	$(1)	$(1)	$(2)	$(9)	$(13)

	Non-agency asset-back securities	Total fixed maturities - securities, at fair value	Common stock	Total assets
Earnings
Total gains (losses) (realized/unrealized)
included in earnings:
Net investment losses	$(2)	$(2)	$—	$(2)
Net investment income	—	—	—	(1)
Other comprehensive losses	—	—	(1)	(13)
Total change in unrealized gains (losses)	$(2)	$(2)	$(1)	$(16)

There were no unrealized or realized gains or losses recorded for Level 3 liabilities held at December 31, 2015.

50

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

	2014
	U.S. agency mortgage-backed and asset-backed securities	Foreign corporate	U.S. corporate	Non-agency residential mortgage-backed securities	Non-agency commercial mortgage-backed securities
Earnings
Total gains (losses) (realized/unrealized)
included in earnings:
Net investment losses	$—	$—	$(1)	$(1)	$—
Net investment income	—	—	—	—	—
Other comprehensive gains (losses)	1	(1)	1	2	5
Total change in unrealized gains (losses)	$1	$(1)	$—	$1	$5

	Non-agency asset-backed securities	Total fixed maturities - available-for-sale	Non-agency asset-back securities	Total fixed maturities - securities, at fair value	Total assets
Earnings
Total gains (losses) (realized/unrealized)
included in earnings:
Net investment losses	$—	$(2)	$(1)	$(1)	$(3)
Net investment income	1	1	—	—	1
Other comprehensive gains	22	30	—	—	30
Total change in unrealized gains (losses)	$23	$29	$(1)	$(1)	$28

Non-recurring Fair Value Measurements

Assets and liabilities measured at fair value on a non-recurring basis include mortgage loans, which are described in detail below.

The following tables represent certain assets measured at estimated fair value during the years ended and still held at December 31, 2016 and 2015 (in millions):

	2016
	Carrying Value Prior to Impairment	Estimated Fair Value After Impairment
Mortgage loans	$1	$1

	2015
	Carrying Value Prior to Impairment	Estimated Fair Value After Impairment
Mortgage loans	$1	$1

The impaired mortgage loans presented above were written down to the estimated fair value of the collateral at the date the impairments were recognized and have been categorized as Level 3.

For a description of the Company’s valuation process and controls, refer to “Determination of Fair Value” section above.

51

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

Fair Value of Other Financial Instruments

Authoritative guidance related to financial instruments requires disclosure of fair value information of financial instruments, whether or not fair value is recognized in the Consolidated Statements of Financial Position, for which it is practicable to estimate fair value.

The carrying value and estimated fair value of financial instruments not otherwise disclosed in Notes 6, 12, 15 and 17 of Notes to the Consolidated Financial Statements at December 31, 2016 and 2015 are presented below (in millions):

	2016
	Carrying	Estimated Fair Value
	Value	Level 1	Level 2	Level 3	Total

Assets
Mortgage loans	$13,705	$—	$—	$13,972	$13,972
Senior secured commercial loans	7	—	—	7	7
Cash and cash equivalents	65	65	—	—	65
Other invested assets	207	—	53	182	235

Liabilities
Policyholders’ account balances - investment contracts	$40,736	$—	$—	$39,834	$39,834
Collateral received on securities lending and repurchase agreements	675	—	675	—	675
Collateral received on derivative transactions	398	—	398	—	398
Debt	1	—	1	—	1

	2015
	Carrying	Estimated Fair Value
	Value	Level 1	Level 2	Level 3	Total

Assets
Mortgage loans	$12,757	$—	$—	$13,140	$13,140
Senior secured commercial loans	12	—	—	11	11
Cash and cash equivalents	36	36	—	—	36
Other invested assets	225	—	8	247	255

Liabilities
Policyholders’ account balances - investment contracts	$37,927	$—	$—	$37,237	$37,237
Collateral received on securities lending and repurchase agreements	600	—	600	—	600
Collateral received on derivative transactions	264	—	264	—	264
Debt	1	—	1	—	1

Mortgage loans

The estimated fair value of mortgage loans is determined based upon the present value of the expected cash flows discounted at an interpolated treasury yield plus a spread. The spread is based on management’s judgment and assumptions, which take into account property type, LTV and remaining term of each loan. The spread is a significant component of the pricing inputs.

52

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

Senior secured commercial loans

The estimated fair value for the loan portfolio is based on prevailing interest rate spreads in the market. Fair value is calculated by discounting future cash flows using prevailing interest rates on similar loans plus a spread adjustment. The spread is based on management’s judgment and assumptions and is significant to the valuation.

Cash and cash equivalents

The Company believes that due to the short-term nature of cash and cash equivalents, the fair value approximates carrying value.

Other invested assets

These assets include collateral posted on derivative transactions, third-party loans, and investments in qualified affordable housing projects. The fair value for derivative transactions approximates the carrying amount as they are short term in nature. The third-party loans are fair valued by discounting estimated cash flows for each loan at the prevailing interest rates on similar loans plus spread adjustment. The spread is based on management’s judgment and assumptions and is significant to the valuation. The fair value of investments in qualified affordable housing projects is based on a discounted cash flow calculation using a discount rate that is determined internally.

Policyholders’ account balances – investment contracts

These contracts include continued interest accounts, supplementary contracts without life contingencies and other deposit type contracts where account value approximates fair value. For fixed deferred annuities, fair value is based upon a stochastic valuation using risk neutral assumptions for financial variables and company specific assumptions for lapses, mortality and expenses. The cash flows are discounted using the yield on the Company’s medium term notes. For funding agreements backing medium term notes, fair values are based on available market prices for the notes. For annuity certain liabilities, fair values are estimated using discounted cash flow calculations based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

Debt

The fair value of the Company’s non-recourse debt and other debt approximates carrying value.

Collateral received on securities lending, repurchase agreements and derivative transactions

The carrying value of the liability approximates fair value since these borrowings are generally short-term in nature.

53

NOTE 10 – INVESTMENT INCOME AND INVESTMENT GAINS AND LOSSES

The components of Net investment income for the years ended December 31, 2016, 2015 and 2014 were as follows (in millions):

	2016	2015	2014
Fixed maturities	$3,299	$3,139	$3,138
Equity securities	23	18	23
Mortgage loans	591	548	486
Policy loans	57	57	59
Other investments	34	129	133
Gross investment income	4,004	3,891	3,839
Investment expenses	(133)	(124)	(109)

Net investment income	$3,871	$3,767	$3,730

For the years ended December 31, 2016, 2015 and 2014, Net investment gains or losses were as follows (in millions):

	2016	2015	2014
Fixed maturities
Total OTTI losses	$(119)	$(107)	$(30)
Portion of OTTI losses recognized in OCI	14	13	1
Net OTTI losses on fixed maturities recognized in earnings	(105)	(94)	(29)
All other (losses) gains	(23)	(29)	170
Fixed maturities, net	(128)	(123)	141
Equity securities	45	(20)	11
Mortgage loans	(2)	(3)	4
Derivative instruments	159	182	279
Other	16	24	3
Net investment gains	$90	$60	$438

The net investment losses on Securities, at fair value (both fixed maturities and equity securities) amounted to $25 million, $212 million and $17 million for the years ended December 31, 2016, 2015 and 2014, respectively. Of these losses, $5 million, $196 million and $31 million were related to changes in fair value.

Gains and losses for Securities at fair value are included in Net investment gains or losses.

Realized gains on sales of available-for-sale fixed maturities were $111 million, $193 million and $187 million for the years ended December 31, 2016, 2015 and 2014, respectively; and realized losses were $68 million, $32 million and $12 million, respectively. Realized gains on sales of available-for-sale equity securities were $10 million, $9 million and $65 million for the years ended December 31, 2016, 2015 and 2014, respectively; and realized losses were $0 million, $1 million and $46 million, respectively.

Losses from OTTI on equity securities (included in net investment gains or losses on equity securities above) were $0 million, less than $1 million and $1 million for the years ended December 31, 2016, 2015 and 2014, respectively.

54

NOTE 10 – INVESTMENT INCOME AND INVESTMENT GAINS AND LOSSES (continued)

The following tables present the Company’s gross unrealized losses and fair values for fixed maturities and equity securities, aggregated by investment category and length of time the individual securities have been in a continuous unrealized loss position, at December 31, 2016 and 2015 (in millions):

			2016
	Less than 12 months		Greater than 12 months		Total
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
	Value	Losses	Value	Losses	Value	Losses
Fixed maturities
U.S. Treasury	$1,204	$29	$—	$—	$1,204	$29
U.S. government corporations and agencies	252	13	—	—	252	13
U.S. agency mortgage-backed and asset-backed securities	5,109	213	306	20	5,415	233
Foreign governments	48	1	—	—	48	1
U.S. corporate	9,730	375	1,010	65	10,740	440
Foreign corporate	2,490	66	455	42	2,945	108
Non-agency residential mortgage-backed securities	96	2	275	14	371	16
Non-agency commercial mortgage-backed securities	1,824	59	266	8	2,090	67
Non-agency asset-backed securities	2,337	50	1,170	20	3,507	70
Total fixed maturities	$23,090	$808	$3,482	$169	$26,572	$977

			2015
	Less than 12 months		Greater than 12 months		Total
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
	Value	Losses	Value	Losses	Value	Losses
Fixed maturities
U.S. Treasury	$717	$4	$—	$—	$717	$4
U.S. government corporations and agencies	58	1	35	1	93	2
U.S. agency mortgage-backed and asset-backed securities	1,690	45	1,053	48	2,743	93
Foreign governments	2	—	—	—	2	—
U.S. corporate	10,910	561	1,392	107	12,302	668
Foreign corporate	3,831	238	437	51	4,268	289
Non-agency residential mortgage-backed securities	169	5	349	19	518	24
Non-agency commercial mortgage-backed securities	1,873	25	163	2	2,036	27
Non-agency asset-backed securities	3,342	48	780	16	4,122	64
Total fixed maturities	22,592	927	4,209	244	26,801	1,171

Equity securities
Preferred stock	3	—	—	—	3	—
Total equity securities	3	—	—	—	3	—
Total	$22,595	$927	$4,209	$244	$26,804	$1,171
At December 31, 2016, the unrealized loss amount consisted of approximately 3,304 different fixed maturities and 1 equity security.

At December 31, 2016, unrealized losses on investment grade fixed maturities were $881 million or 90% of the Company’s total fixed maturities’ unrealized losses. Investment grade is defined as a security having a credit rating from the National Association of Insurance Commissioners (“NAIC”) of 1 or 2; a rating of Aaa, Aa, A or Baa from Moody’s; or a rating of

55

NOTE 10 – INVESTMENT INCOME AND INVESTMENT GAINS AND LOSSES (continued)

AAA, AA, A or BBB from Standard & Poor’s (“S&P”); or a comparable internal rating if an externally provided rating is not available. Unrealized losses on fixed maturities with a rating below investment grade represent $95 million or 10% of the Company’s total fixed maturities’ unrealized losses at December 31, 2016.

The amount of gross unrealized losses for fixed maturities where the fair value had declined by 20% or more of amortized cost totaled $50 million. The amount of time that each of these securities has continuously been 20% or more below the amortized cost consist of $29 million for 6 months or less, $0 million for greater than 6 months through 12 months and $21 million for greater than 12 months. In accordance with the Company’s impairment policy, the Company performed quantitative and qualitative analysis to determine if the decline was temporary. For those securities where the decline was considered temporary, the Company did not take an impairment when it did not have the intent to sell the security or it was more likely than not that it would not be required to sell the security before its anticipated recovery.

Net Unrealized Investment Gains or Losses

Net unrealized investment gains or losses on available-for-sale investments are included in the Consolidated Statements of Financial Position as a component of AOCI. Changes in these amounts include reclassification adjustments for prior period net unrealized gains or losses that have been recognized as realized gains or losses during the current year and are included in Net investment gains or losses.

The components of Net unrealized investment gains or losses reported in AOCI at December 31, 2016, 2015 and 2014 are as follows (in millions):

	2016	2015	2014
Fixed maturities, available-for-sale - all other	$1,838	$1,690	$3,784
Fixed maturities on which an OTTI loss has been recognized	58	22	34
Total fixed maturities	1,896	1,712	3,818
Equity securities, available-for-sale	2	8	15
Derivatives designated as cash flow hedges	15	34	13
Other investments	2	2	2
Subtotal	1,915	1,756	3,848
Amounts recognized for:
DAC	(321)	(279)	(727)
Other assets (sales inducements)	(5)	(7)	(17)
Policyholders’ account balances and future policy benefits	39	33	70
Deferred taxes	(569)	(525)	(1,110)
Net unrealized gains on investments	$1,059	$978	$2,064

56

NOTE 10 – INVESTMENT INCOME AND INVESTMENT GAINS AND LOSSES (continued)

The net unrealized gains or losses for the years ended December 31, 2016, 2015 and 2014, are presented separately for amounts related to fixed maturities on which an OTTI loss has been recognized and all other net unrealized investment gains or losses, are as follows (in millions):

Net unrealized investment gains and losses on fixed maturities on which an OTTI loss has been recognized
	Net Unrealized Gains (Losses) on Investments	DAC	Sales Inducements	Policyholders’ Account Balances and Future Policy Benefits	Deferred Income Tax Asset (Liability)	AOCI Related to Net Unrealized Investment Gains (Losses)
Balance, December 31, 2013	$(11)	$13	$—	$(1)	$—	$1
Net investment gains (losses) on investments arising during the period	42	—	—	—	(14)	28
Reclassification adjustment for (gains) losses included in net income	1	—	—	—	*	1
Reclassification adjustment for OTTI losses excluded from net income (1)	2	—	—	—	(1)	1
Impact of net unrealized investment (gains) losses on DAC and sale inducements	—	(14)	*	—	5	(9)
Impact of net unrealized investment (gains) losses on policyholders’ account balances and future policy benefits	—	—	—	1	(1)	—
Balance, December 31, 2014	34	(1)	—	—	(11)	22
Net investment gains (losses) on investments arising during the period	(10)	—	—	—	4	(6)
Reclassification adjustment for (gains) losses included in net income	(2)	—	—	—	1	(1)
Reclassification adjustment for OTTI losses excluded from net income (1)	—	—	—	—	—	—
Impact of net unrealized investment (gains) losses on DAC and sale inducements	—	2	—	—	(1)	1
Impact of net unrealized investment (gains) losses on policyholders’ account balances and future policy benefits	—	—	—	—	—	—
Balance, December 31, 2015	22	1	—	—	(7)	16
Net investment gains (losses) on investments arising during the period	50	—	—	—	(17)	33
Reclassification adjustment for (gains) losses included in net income	(6)	—	—	—	2	(4)
Reclassification adjustment for OTTI losses excluded from net income (1)	(8)	—	—	—	3	(5)
Impact of net unrealized investment (gains) losses on DAC and sale inducements	—	(6)	—	—	2	(4)
Impact of net unrealized investment (gains) losses on policyholders’ account balances and future policy benefits	—	—	—	—	—	—
Balance, December 31, 2016	$58	$(5)	$—	$—	$(17)	$36

*Amounts less than $1 million.

(1) Represents “transfers out” related to the portion of OTTI losses and/or changes in non-credit losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

57

NOTE 10 – INVESTMENT INCOME AND INVESTMENT GAINS AND LOSSES (continued)

All other net unrealized gains and losses in AOCI
	Net Unrealized Gains (Losses) on Investments(1)	DAC	Sales Inducements	Policyholders’ Account Balances and Future Policy Benefits	Deferred Income Tax Asset (Liability)	AOCI Related to Net Unrealized Investment Gains (Losses)
Balance, December 31, 2013	$2,073	$(620)	$(18)	$43	$(517)	$961
Net investment gains (losses) on investments arising during the period	1,910	—	—	—	(650)	1,260
Reclassification adjustment for (gains) losses included in net income	(167)	—	—	—	40	(127)
Reclassification adjustment for OTTI losses excluded from net income (2)	(2)	—	—	—	1	(1)
Impact of net unrealized investment (gains) losses on DAC and sale inducements	—	(106)	1	(1)	37	(69)
Impact of net unrealized investment (gains) losses on policyholders’ account balances and future policy benefits	—	—	—	28	(10)	18
Balance, December 31, 2014	3,814	(726)	(17)	70	(1,099)	2,042
Net investment gains (losses) on investments arising during the period	(2,146)	—	—	—	750	(1,396)
Reclassification adjustment for (gains) losses included in net income	66	—	—	—	(23)	43
Reclassification adjustment for OTTI losses excluded from net income (2)	—	—	—	—	—	—
Impact of net unrealized investment (gains) losses on DAC and sale inducements	—	445	10	—	(159)	296
Impact of net unrealized investment (gains) losses on policyholders’ account balances and future policy benefits	—	—	—	(36)	13	(23)
Balance, December 31, 2015	1,734	(281)	(7)	34	(518)	962
Net investment gains (losses) on investments arising during the period	193	—	—	—	(68)	125
Reclassification adjustment for (gains) losses included in net income	(78)	—	—	—	27	(51)
Reclassification adjustment for OTTI losses excluded from net income (2)	8	—	—	—	(3)	5
Impact of net unrealized investment (gains) losses on DAC and sale inducements	—	(35)	2	—	12	(21)
Impact of net unrealized investment (gains) losses on policyholders’ account balances and future policy benefits	—	—	—	5	(2)	3
Balance, December 31, 2016	$1,857	$(316)	$(5)	$39	$(552)	$1,023

(1) Includes cash flow hedges. Refer to Note 7 – Derivative Instruments and Risk Management for information on cash flow hedges.
(2) Represents “transfers out” related to the portion of OTTI losses and/or changes in non-credit losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

58

NOTE 10 – INVESTMENT INCOME AND INVESTMENT GAINS AND LOSSES (continued)

The following table provides a rollforward of the cumulative credit loss component of OTTI losses recognized in earnings for fixed maturities still held for which a portion of the loss was recognized in AOCI (in millions):

	2016	2015
Balance at beginning of year	$158	$175
Additions
Credit loss impairments recognized in the current period on securities previously not impaired	34	4

Additional credit loss impairments recognized in the current period on securities previously impaired	6	5

Reductions
Credit loss impairments previously recognized on securities which matured, paid down, prepaid or sold during the period	(16)	(26)
Balance at end of year	$182	$158

The balance of and changes in each component of AOCI attributable to the Company were as follows (in millions):

	Foreign CTA	Net Unrealized Investment Gains (Losses)(1)	Net Unrealized Gains (Losses) on OTTI Fixed Maturity Investments	Total AOCI
Balance, December 31, 2013	$1	$961	$1	$963
Change in net unrealized investment gains (losses), net of related offsets, reclassification adjustments and income taxes	—	1,081	21	1,102
Change in foreign currency translation adjustment, net of income taxes	(1)	—	—	(1)
Balance, December 31, 2014	—	2,042	22	2,064
Change in net unrealized investment gains (losses), net of related offsets, reclassification adjustments and income taxes	—	(1,080)	(6)	(1,086)
Change in foreign currency translation adjustment, net of income taxes	(3)	—	—	(3)
Balance, December 31, 2015	(3)	962	16	975
Change in net unrealized investment gains (losses), net of related offsets, reclassification adjustments and income taxes	—	61	20	81
Balance, December 31, 2016	$(3)	$1,023	$36	$1,056

(1) Includes cash flow hedges. Refer to Note 7 - Derivative Instruments and Risk Management for information on cash flow hedges.

59

NOTE 10 – INVESTMENT INCOME AND INVESTMENT GAINS AND LOSSES (continued)

The amounts reclassified out of AOCI(1) for the years ended December 31, 2016, 2015 and 2014 were as follows (in millions):

	2016	2015	2014	Affected Line Item in the Consolidated Statements of Operations
Net unrealized investment (gains) losses
(Gains)/ losses on cash flow hedges:
Interest rate swaps	$(1)	$1	$1	Net investment income
Interest rate swaps	(1)			Net investment gains (losses)
Currency swaps	(1)	2	1	Net investment income
Currency swaps	(10)			Net investment gains (losses)
(Gains)/ losses on available-for-sale securities:
Impairment losses	(6)	(2)	(1)	Net investment gains (losses)
All other	(65)	66	(167)	Net investment gains (losses)
	(84)	67	(166)	Total before tax
	(29)	23	(40)	Income tax benefit (expense)
Total reclassifications for the period	$(55)	$44	$(126)	Net income

(1) Negative amounts indicate gains/benefits reclassified out of AOCI. Positive amounts indicate losses/costs reclassified out of AOCI.

NOTE 11 – RELATED PARTY TRANSACTIONS

The Company has significant transactions with New York Life and its affiliates. Because of these relationships, it is possible that the terms of the transactions are not the same as those that would result from transactions among wholly unrelated parties.

New York Life provides the Company with certain services and facilities including, but not limited to, the following: accounting, tax and auditing services; legal services; actuarial services; electronic data processing operations and communications operations. New York Life charges the Company for the identified costs associated with these services and facilities under the terms of a service agreement between New York Life and the Company. The fees incurred associated with these services and facilities, amounted to $820 million, $823 million and $813 million for the years ended December 31, 2016, 2015 and 2014, respectively, and were reflected in Operating expenses and Net investment income.

The Company’s interests in commercial mortgage loans (and, in one instance, a single asset real estate owned property acquired through foreclosure (“REO Property”)) are held in the form of participations in mortgages originated or acquired by New York Life (and, in the case of the REO Property, a participation in the ownership of the REO Property (“REO Ownership Interest”)). During 2015, the Company’s REO Ownership Interest was purchased by New York Life. Under the participation agreement for the mortgage loans, it is agreed between the Company and New York Life that the Company’s proportionate interest (as evidenced by a participation certificate) in the underlying mortgage, including without limitation, the principal balance thereof, all interest which accrues thereon, and all proceeds generated therefrom, will be pari passu with New York Life’s and pro rata based upon the respective amounts funded by New York Life and the Company in connection with the applicable mortgage origination or acquisition. Consistent with the participation arrangement, all mortgage documents name New York Life (and not both New York Life and the Company) as the lender but are held for the benefit of both the Company and New York Life pursuant to the applicable participation agreement. New York Life retains general decision making authority with respect to each mortgage loan, although certain decisions require the Company’s approval.

The Company has entered into investment advisory and administrative services agreements with NYLIM to provide investment advisory and administrative services to the Company. On March 31, 2014, NYLIM assigned its investment advisory rights and obligations under this agreement to NYL Investors LLC, a wholly owned subsidiary of New York Life. For the years ended December 31, 2016, 2015 and 2014, the total cost for these services amounted to $119 million, $110 million and $100 million, respectively, which is included in the cost of services billed by New York Life to the Company. These costs were included in Operating expenses.

60

NOTE 11 – RELATED PARTY TRANSACTIONS (continued)

NYLIM has an investment advisory agreement with the Mainstay VP Funds Trust (“the Fund”), a registered investment company whose shares are sold to various separate accounts of the Company. NYLIM, the administrator of the Fund, and the Company have entered into agreement regarding administrative services to be provided by the Company. Under the terms of the agreement, NYLIM pays the Company administrative fees for providing services to the Fund. The Company recorded fee income from NYLIM of $34 million, $35 million and $35 million for the years ended December 31, 2016, 2015 and 2014, respectively, and was included in Fee-universal life and annuity policies.

NYLIM provides the Company with certain services and facilities including, but not limited to, the following: management and other support. NYLIM charges the Company for the identified costs associated with these services and facilities under the terms of a service agreement between NYLIM and the Company. The Company incurred fees associated with the services and facilities in the amounts of $15 million, $33 million and $26 million for the years ended December 31, 2016, 2015 and 2014, respectively. Prior to 2014, NYLIM also provided information technology and infrastructure support which are now provided by New York Life.

The Company has a variable product distribution agreement with NYLIFE Distributors LLC (“Distributors”), an indirect wholly owned subsidiary of New York Life, granting Distributors the exclusive right to distribute and to be the underwriter and/or agent of the Company’s variable product policies. For the years ended December 31, 2016, 2015 and 2014, the Company received service fees of $39 million, $39 million and $36 million, respectively, under this agreement, in consideration for providing 12b-1 Plan services attributable to the variable products.

The Company has an agreement with NYLIFE Securities LLC (“Securities”), an indirect wholly owned subsidiary of New York Life, under which registered representatives of Securities solicit sales of multi-funded annuity contracts and variable life policies. For the years ended December 31, 2016, 2015 and 2014, the Company incurred commission expense to Securities’ registered representatives of $119 million, $139 million and $150 million, respectively.

On July 1, 2008, as amended on July 1, 2009, the Company entered into a service agreement with Securities, whereby Securities charges the Company a fee for management and supervisory services rendered in connection with variable life and variable annuity sales and in-force business. For the years ended December 31, 2016, 2015 and 2014, the Company incurred an expense of $48 million, $51 million and $47 million, respectively.

The Company has an arrangement with New York Life whereby a policyholder may convert a New York Life term policy or term rider to a universal life policy issued by the Company, without any additional underwriting. As compensation for this arrangement, the Company received from New York Life $23 million, $41 million and $21 million for the years ended December 31, 2016, 2015 and 2014, respectively, and was included in Other income.

New York Life Capital Corporation (“NYLCC”), an indirect wholly owned subsidiary of New York Life, has a credit agreement with the Company dated December 23, 2004, as amended, whereby NYLCC has agreed to make loans to the Company in an amount up to, but not exceeding, $490 million from the issuance of commercial paper. At December 31, 2016 and 2015, the Company had no outstanding loan balance to NYLCC. During 2016, 2015 and 2014, the Company had no interest expenses recorded by the Company in relation to this agreement.

The Company has a credit agreement with New York Life, dated September 30, 1993, as amended, whereby the Company may borrow up to $490 million from New York Life. During 2016, 2015 and 2014, the credit facility was not used, no interest was paid and there was no outstanding balance due.

In addition, the Company has a credit agreement with New York Life, dated April 1, 1999, as amended, wherein New York Life may borrow up to $490 million from the Company. During 2016, 2015 and 2014, the credit facility was not used, no interest was paid and there was no outstanding balance due.

Prior to December 31, 2015, the Company entered into a revolving loan agreement with MCF, which was a wholly owned subsidiary of NYL Investments (as amended from time to time, the “MCF Loan Agreement”). Under this agreement, the Company provided funding to MCF for lending and equity investment commitments entered into by MCF on or after January 1, 2010. The aggregate amount advanced by the Company to MCF under the MCF Loan Agreement, when aggregated with all other funding provided to or on behalf of MCF by the Company, could not exceed 2.75% of the Company’s statutory cash and invested assets as stated on the Company’s most recent quarterly statement. During 2015 and 2014, the Company received interest payments from MCF totaling $100 million and $94 million, respectively, which are included in Net

61

NOTE 11 – RELATED PARTY TRANSACTIONS (continued)

investment income. All outstanding advances made to MCF under the MCF Loan Agreement, together with unpaid interest or accrued return thereon was due in full on July 1, 2025. At December 31, 2015, all outstanding advances made to MCF under the MCF Loan Agreement, together with unpaid interest or accrued return thereon, were paid in full and the agreement was terminated.

On December 31, 2015, the Company entered into a note funding agreement with MCF and New York Life (the “MCF Note Agreement”) and acquired a variable funding note issued by MCF thereunder (the “Note”). The Note, which is reported as a bond, had outstanding balances for the Company of $1,780 million and $1,707 million at December 31, 2016 and 2015, respectively, and were reported in Fixed maturities, available-for-sale. Pursuant to the MCF Note Agreement and variable funding note issued thereunder, the Company and New York Life may provide an aggregate of up to $4,700 million in funding to MCF for lending and equity investment commitments, as well as for business expenses. All outstanding advances made to MCF under the MCF Note Agreement, together with unpaid interest thereon, will be due in full on December 31, 2025. During 2016, the Company received interest payments from MCF totaling $56 million. On December 30, 2016, MCF paid a dividend of $56 million to the Company.

The Company has purchased from MCF participations in collateralized loans to third-parties underwritten by MCF. Under the participation agreements, the Company assumes the performance risk on these loans with no recourse against MCF. In 2016 and 2015, the Company did not purchase any new loans. At December 31, 2016, the Company held loans with an outstanding balance of $7 million and has commitments to fund additional amounts on these existing loans of $2 million. At December 31, 2015, the Company held loans with an outstanding balance of $12 million and had commitments to fund additional amounts on these existing loans of $3 million. These loans were reported in Other investments.

To satisfy its obligations under structured settlement agreements, the Company owns all rights, title and interest in and to certain structured settlement annuity contracts issued by New York Life. The obligations are based upon the actuarially determined present value of expected future payments. Interest rates used in establishing such obligations range from 3.33% to 7.81%. The Company has directed New York Life to make the payments under the annuity contracts directly to the payees under the structured settlement agreements. At December 31, 2016 and 2015, the carrying value of the Interest in annuity contracts and the Obligations under structured settlement agreements amounted to $6,808 million and $6,472 million, respectively.

The Company has sold certain annuity contracts to New York Life in order that New York Life may satisfy its third-party obligations under certain structured settlement agreements. Interest rates used in establishing such obligations was 5.84% for 2016. The Company has been directed by New York Life to make the payments under the annuity contracts directly to the beneficiaries under these structured settlement agreements. At December 31, 2016 and 2015, the policyholder reserves related to these contracts amounted to $160 million and were included in liabilities of Future policy benefits.

The Company has issued various Corporate Owned Life Insurance (“COLI”) policies to New York Life for the purpose of informally funding certain benefits for New York Life employees and agents. These policies were issued on the same basis as policies sold to unrelated customers. At December 31, 2016 and 2015, the policyholder reserves balances for these policies amounted to $3,725 million and $3,588 million, respectively, and were included in liabilities of Policyholders’ account balances and Separate account liabilities.

The Company has also issued various COLI policies to Voluntary Employees’ Beneficiary Association (“VEBA”) trusts, which were trusts formed for the benefit of New York Life’s retired employees and agents. At December 31, 2016 and 2015, the policyholder liability balances for these policies amounted to $364 million and $354 million, respectively, and were included in Policyholders’ account balances and Separate account liabilities.

In connection with the 2012 acquisition of an office building by REEP-OFC Westory DC LLC, an indirect wholly owned subsidiary of New York Life, the Company provided a first mortgage loan in the principal amount of $83 million to REEP-OFC Westory DC LLC. The mortgage loan is interest-only throughout the term and all outstanding principal shall be due and payable on August 10, 2022. For the years ended December 31, 2016, 2015 and 2014, interest earned amounted to $3 million.

In connection with a $150 million acquisition of a fee estate containing an office building and related improvements and encumbered by a ground lease by New York Life (73.8% interest) and the Company (26.2% interest), the Company and New York Life entered into a Tenancy-in-Common Agreement dated as of June 11, 2012, which sets forth the terms that

62

NOTE 11 – RELATED PARTY TRANSACTIONS (continued)

will govern, in part, each entity’s interest in the property. For the years ended December 31, 2016, 2015 and 2014, income earned amounted to $3 million.

Effective December 31, 2004, the Company entered into a reinsurance agreement with New York Life. Refer to Note 14 – Reinsurance for more details.

The Company has an over-retention agreement with New York Life. Refer to Note 14 – Reinsurance for more details.

At December 31, 2016 and 2015, the Company recorded amounts payable to parent and affiliates of $239 million and $250 million, respectively, and is included in Other liabilities. At December 31, 2016 and 2015, the Company recorded amounts due from parent and affiliates of $33 million and $35 million, respectively, and is included in Other assets. The terms of the underlying agreements generally require that these amounts be settled in cash within 90 days.

63

NOTE 12 – POLICYHOLDERS’ LIABILITIES

Policyholders’ Account Balances

Policyholders’ account balances at December 31, 2016 and 2015 were as follows (in millions):

	2016	2015
Deferred annuities	$43,241	$40,457
Universal life contracts	29,425	28,353
Other	1,353	1,196

Total policyholders’ account balances	$74,019	$70,006

Policyholders’ account balances on the above contracts are equal to cumulative deposits and interest credited, less withdrawals and mortality and expense charges, where applicable.

The following table highlights the interest rate assumptions generally utilized in calculating Policyholders’ account balances, as well as certain withdrawal characteristics associated with these accounts at December 31, 2016:

Product	Interest Rate	Withdrawal/Surrender Charges
Deferred annuities	0.05% to 10.00%	Surrender charges 0% to 10% for up to 10 years
Universal life contracts	2.75% to 8.00%	Various up to 19 years
Annuities certain	0.05% to 5.00%	No surrender or withdrawal charges
Supplementary contracts without life contingencies	1.00% to 3.50%	No surrender or withdrawal charges

Less than 1% of policyholders’ account balances have interest crediting rates of 6% and greater.

Future Policy Benefits

Future policy benefits at December 31, 2016 and 2015 were as follows (in millions):

	2016	2015
Life insurance:
Taiwan business - 100% coinsured	$1,320	$1,236
Other life insurance	262	270
Total life insurance	1,582	1,506
Individual and group payout annuities	18,629	16,782
Other contract liabilities	81	92
Total future policy benefits	$20,292	$18,380

64

NOTE 12 – POLICYHOLDERS’ LIABILITIES (continued)

The following table highlights the key assumptions generally utilized in the calculation of liabilities for future policy benefits at December 31, 2016:

Product	Mortality	Interest Rate	Estimation Method
Individual and group payout annuities	Based upon best estimates at time of policy issuance with PAD	2.53% to 8.75%	Present value of expected future payments at a rate expected at issue with PAD

Less than 1% of future policy benefits are based on an interest rate of 6% and greater.

Guaranteed Minimum Benefits

At December 31, 2016 and 2015, the Company had fixed and variable annuities with guarantees. The Company’s variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive. For guarantees of amounts in the event of death, the net amount at risk is defined as the current GMDB in excess of the current account balance at the balance sheet date. For contracts with the EBB optional feature, the net amount at risk is defined as the additional benefit amount that equals to a percentage of earnings in the contract, subject to certain maximums. For guarantees of accumulation balances, the net amount at risk is defined as GMAB minus the current account balance at the balance sheet date. For guarantees of income, the net amount at risk is defined as the minimum account balance in excess of the current account balance needed to fund the GFIB or guaranteed lifetime income withdrawal benefits (“GLWB”).

Variable Annuity Contracts – GMDB, EBB, GMAB and GFIB

The Company issues certain variable annuity contracts with a GMDB feature that guarantees either:

a)	Return of deposits: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals)

b)Ratchet: the benefit is the greatest of the current account value, premiums paid (adjusted for withdrawals), or the highest account value on any contractually specified anniversary up to contractually specified ages
(adjusted for withdrawals)

Contracts with an optional EBB feature provides an additional death benefit amount equal to a percentage of earnings in the contract at time of death, subject to certain maximums.

The Company issues certain variable annuity contracts with a GMAB feature that guarantees a minimum contract value equal to 100% or 150%, depending on the election of the amount of eligible premiums (adjusted for withdrawals) at the end of the guaranteed period. The minimum contract value can be reset after issue, and in such case, is set equal to the account value at the time of reset. The older contracts must be surrendered in order to receive the guaranteed amount.

The Company issues variable annuity contracts with a GFIB feature. This feature provides a minimum fixed annuity payment guarantee that will start on a date chosen by the policyholder.

65

NOTE 12 – POLICYHOLDERS’ LIABILITIES (continued)

The following tables provide the account value, net amount at risk and average attained age of contract holders at December 31, 2016 and 2015 for GMDBs, GMABs, EBBs and GFIBs ($ in millions):

	2016
	Return of Net Deposits			Ratchet		Income

	In the Event of Death	Accumulation at Specified Date	Additional Death Benefits	In the Event of Death	In the Event of Death	Accumulation at Specified Date
	(GMDB)	(GMAB)	(EBB)	(GMDB)	(GMAB)	(GFIB)
Account value	$18,270	$5,839	$56	$9,874	$1,520	$226
Net amount at risk	$48	$84	$6	$172	$19	$1
Average attained age of contract holders	55	58	68	61	62	60

	2015
	Return of Net Deposits			Ratchet		Income

	In the Event of Death	Accumulation at Specified Date	Additional Death Benefits	In the Event of Death	In the Event of Death (1)	Accumulation at Specified Date
	(GMDB)	(GMAB)	(EBB)	(GMDB)	(GMAB)	(GFIB)
Account value	$16,184	$5,256	$58	$10,102	$1,519	$213
Net amount at risk	$139	$186	$6	$518	$47	$5
Average attained age of contract holders	58	58	67	64	61	59

The following summarizes the general account liabilities for guarantees on variable contracts, included in liabilities for Future policy benefits for GMDB, EBB and GFIB, and liabilities for Policyholders’ account balances for GMAB (in millions):

	GMDB	GMAB	EBB	GFIB	Total
Balance at December 31, 2014	$66	$181	$1	$3	$251
Incurred guarantee benefits	14	(26)	1	3	(8)
Paid guarantee benefits	(6)	—	—	—	(6)
Balance at December 31, 2015	74	155	2	6	237
Incurred guarantee benefits	(21)	26	—	(2)	3
Paid guarantee benefits	(7)	(1)	—	—	(8)
Balance at December 31, 2016	$46	$180	$2	$4	$232

For GMABs, incurred guaranteed minimum benefits incorporate all changes in fair value other than amounts resulting from paid guarantee benefits. GMABs are considered to be embedded derivatives and changes in fair value are recorded in Interest credited to Policyholders’ account balances (refer to Note 9 – Fair Value Measurements).

The GMDB and EBB liabilities are determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments in accordance with applicable guidance. The Company regularly evaluates assumptions and adjusts the additional liability, with a related charge or credit recorded to Increase in liabilities for future policy benefits, if actual experience or other evidence suggests that earlier assumptions should be revised.

66

NOTE 12 – POLICYHOLDERS’ LIABILITIES (continued)

The following assumptions and methodology were used to determine the GMDB liability at December 31, 2016 and 2015, respectively:

•	Data used was 1,000 stochastically generated investment performance scenarios.

•	Mean investment performance assumptions ranged from 1.29% to 11.90% for 2016 and 1.13% to 9.10% for 2015.

•	Volatility assumption ranged from 2.78% to 29.56% for 2016 and from 1.32% to 29.14% for 2015.

•	Mortality was assumed to be 101.2% of an internally developed mortality table for 2016 and 100.5% for 2015.

•	Lapse rates vary by contract type and duration and ranged from 1.00% to 30.00% , with an average of 5.10% for 2016 and from 1.00% to 32.00%, with an average of 5.16% for 2015.

•	Partial withdrawal rates ranged from 2.50% to 11.70% for 2016 and from 2.5% to 11.4% for 2015.

•	Discount rate was 4.50% and ranged from 4.29% to 7.61% for 2016 and 2015, respectively.

The GFIB liability is determined each period by estimating the expected guaranteed minimum income benefit amounts, less the benefit amounts funded by income benefit purchases, and recognizing the excess ratably over the accumulation period based on total expected assessments in accordance with applicable guidance. The Company regularly evaluates estimates and adjusts the liability balance, with a related charge or credit recorded to Increase in liabilities for future policy benefits, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions and methodology were used to determine the GFIB liability at December 31, 2016 and 2015, respectively:

•	Data used was 1,000 stochastically generated investment performance scenarios.

•	Mean investment performance assumption ranged from 1.29% to 11.90% for 2016 and 1.13% to 9.10% for 2015.

•	Volatility assumption ranged from 2.78% to 29.56% for 2016 and from 1.32% to 29.14% for 2015.

•	Mortality assumption used to project future claims is the GLI 12(15) Mortality Table for 2016 and 2015.

•	Lapse rates vary by contract type and duration and range from 1.00% to 20.00%, with an average of 2.32% for 2016 and from 1.50% to 21.00%, with an average of 1.65% for 2015.

•	Partial withdrawal rates ranged from 3.20% to 8.00% for 2016 and 2015.

•	Discount rate was 4.50% and ranged from 4.29% to 6.64% for 2016 and 2015, respectively.

67

NOTE 12 – POLICYHOLDERS’ LIABILITIES (continued)

The following table presents the aggregate fair value of assets at December 31, 2016 and 2015, by major investment fund options (including the general and separate account fund options), held by variable annuity products that are subject to GMDB, GMAB, GFIB, EBB and GLWB benefits and guarantees. Since variable contracts with GMDB guarantees may also offer GMAB, GFIB and EBB guarantees in each contract, the GMDB, GMAB, GFIB and EBB amounts listed are not mutually exclusive (in millions):

	2016
	GMDB	GMAB	EBB	GFIB
Separate account
Equity	$13,722	$3,923	$30	$134
Fixed income	6,222	1,926	14	70
Balanced	4,379	1,247	8	22
Total separate account	24,323	7,096	52	226
General account	3,821	263	4	—
Total	$28,144	$7,359	$56	$226

	2015
	GMDB	GMAB	EBB	GFIB
Separate account
Equity	$12,842	$3,643	$32	$127
Fixed income	5,496	1,634	13	68
Balanced	4,271	1,213	9	15
Total separate account	22,609	6,490	54	210
General account	3,677	285	4	3
Total	$26,286	$6,775	$58	$213

Fixed Annuity Contracts - GLWB

In 2014, the Company began offering fixed annuity contracts with a GLWB feature. The benefit must be elected at the time of contract issuance, and provides for a percentage of the contract holder’s benefit base, subject to certain restrictions, to be available for withdrawal for life as early as age 59 1/2. This benefit base grows for up to 10 years or until lifetime income payments commence, whichever comes first.

The GLWB liability is determined each period end by estimating the expected payments after the account balance is depleted and recognizing the excess ratably over the accumulation period based on total expected assessments in accordance with applicable guidance. The Company regularly evaluates estimates and adjusts the additional liability balance, with a related charge or credit to Increase in liabilities for future policy benefits, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions and methodology were used to determine the GLWB liability at December 31, 2016 and 2015, respectively:

•	Data used was 1,000 stochastically generated investment performance scenarios.

•	Mortality was assumed to be 100% of the GLI 12(15) Mortality Table for 2016 and 2015.

•	Lapse rates vary by contract type and duration, and range from 1.00% to 10.00%, with an average of 1.00% for 2016 and 2015.

•	Partial withdrawal rates ranged from 4.25% to 6.75% for 2016 and 2015.

•	Discount rates ranged from 0.64% to 13.79% for 2016 and 2.21% to 15.30% for 2015.

At December 31, 2016 and 2015, the GLWB liability was $17 million and $1 million, respectively.

68

NOTE 12 – POLICYHOLDERS’ LIABILITIES (continued)

Additional Liability for Individual Life Products

Certain individual life products require additional liabilities for contracts with excess insurance benefit features. These excess insurance benefit features are generally those that result in profits in early years and losses in subsequent years. For the Company’s individual life contracts, this requirement primarily affects universal life policies with secondary guarantees. For these policies, we define excess insurance benefits as death benefits paid in excess of account balance released on death when the policy is either being held in force by the presence of a no lapse guarantee or when an amount in excess of the account balance results from a GMDB.

Generally, the Company has separately defined an excess insurance benefit to exist when expected mortality exceeds all assessments. This insurance benefit is in addition to the base mortality feature, which the Company defines as expected mortality not in excess of assessments. The liability for excess insurance benefit features reflected in the general account and included in liabilities for Future policy benefits was $162 million and $165 million at December 31, 2016 and 2015, respectively.

NOTE 13 – DEFERRED POLICY ACQUISITION COSTS AND SALES INDUCEMENTS

Deferred Policy Acquisition Costs

The following is a rollforward of DAC for the years ended December 31, 2016, 2015 and 2014 (in millions):

	2016	2015	2014
Balance at beginning of year	$3,530	$3,041	$2,847

Current year additions	461	514	468
Amortization - current year	(522)	(435)	(533)
Amortization - impact of assumption and experience unlocking	(16)	(37)	90
Amortization - impact of extending the useful life(1)	—	—	289
Balance at end of year before related adjustments	3,453	3,083	3,161

Adjustment for changes in unrealized net investment gains	(41)	447	(120)
Balance at end of year	$3,412	$3,530	$3,041

(1) The Company reviewed the reasonableness of the assumptions used to determine the amortization period for certain universal life and variable deferred annuity contracts and determined, based on better than expected persistency of these products, that the useful life should be extended, resulting in a positive impact to DAC amortization in 2014.

69

NOTE 13 – DEFERRED POLICY ACQUISITION COSTS AND SALES INDUCEMENTS (continued)

Sales Inducements

The following is a rollforward of deferred sales inducements included in Other assets for the years ended December 31, 2016, 2015 and 2014 (in millions):

	2016	2015	2014
Balance at beginning of year	$657	$634	$549

Current year additions	76	113	117
Amortization - current year	(78)	(82)	(44)
Amortization - impact of assumption and experience unlocking	7	(18)	12
Balance at end of year before related adjustments	662	647	634

Adjustment for changes in unrealized net investment gains	2	10	—
Balance at end of year	$664	$657	$634

NOTE 14 – REINSURANCE

The Company enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk and to be able to issue life insurance policies in excess of its retention limits. The Company reinsures the mortality risk on new life insurance policies on a quota-share yearly renewable term basis for many products except for custom guarantee universal life and survivorship universal life, survivorship variable universal life (SVUL) and asset preserver products. Most of the reinsured business is on an automatic basis. For new life insurance policies reinsured automatically, the Company retains between 10% and 60% of each risk, with a minimum size policy ceded of $1 million for survivorship variable universal life and no minimum size for custom performance survivorship universal life or single life. Cases in excess of the Company’s retention and certain substandard cases are reinsured facultatively. The Company does not have any individual life reinsurance agreements that do not transfer risk or contain risk-limiting features.

The Company remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business it has assumed. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable in order to minimize its exposure to losses from reinsurer insolvencies. When necessary, an allowance is recorded for reinsurance which the Company cannot collect.

70

NOTE 14 – REINSURANCE (continued)

The Company also participates in assumed reinsurance with third parties in acquiring additional business.The effects of reinsurance on the Consolidated Statements of Operations for the years ended December 31, 2016, 2015 and 2014 were as follows (in millions):

	2016	2015	2014
Direct	$2,804	$2,497	$3,198
Assumed	4	4	3
Ceded	(65)	(69)	(78)
Premiums	$2,743	$2,432	$3,123
Fees - universal life and annuity policies ceded	$(684)	$(621)	$(601)
Direct	$2,268	$2,048	$1,859
Assumed	7	2	2
Ceded	(674)	(559)	(520)
Policyholder benefits	$1,601	$1,491	$1,341
Direct	$1,832	$1,647	$2,463
Ceded	3	(14)	(12)
Increase in liabilities for future policy benefits	$1,835	$1,633	$2,451

The effects of reinsurance on the Consolidated Statements of Financial Position for the years ended December 31, 2016 and 2015 were as follows (in millions):

	2016	2015
Reinsurance recoverable	$5,863	$5,860
Reinsurance payable	$4,225	$4,310

Significant Reinsurance Transactions

Four reinsurance companies account for 77% and 79% of the in-force reinsurance ceded at December 31, 2016 and 2015, respectively.

The Company ceded 53% of its total life insurance in-force at both December 31, 2016 and 2015.

Ceded Reinsurance

Prior to July 1, 2002, the Company did business in Taiwan through a branch operation (the “Taiwan Branch”). On July 1, 2002, the Taiwan Branch ceased operations and all of its liabilities and assets were transferred to New York Life Insurance Taiwan Corporation (“Taiwan Corporation”), an indirect subsidiary of New York Life, that was sold to Yuanta Financials Holding Co., Ltd. (“Yuanta”) on December 31, 2013. Under the terms of the sale agreement, Yuanta agreed to satisfy in full, or cause Taiwan Corporation to satisfy in full, all of Taiwan Corporation’s obligations under the Taiwan Branch policies that were transferred to Taiwan Corporation on July 1, 2002. The Company accounts for the policies issued prior to July 2002 as 100% coinsured, and records policyholder liabilities associated with those policies, as well as a reinsurance recoverable asset from Taiwan Corporation/Yuanta of an equal amount.

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NOTE 14 – REINSURANCE (continued)

The effect of this reinsurance agreement with Taiwan Corporation/Yuanta for the years ended December 31, 2016, 2015 and 2014 was as follows (in millions):

	2016	2015	2014(1)
Amounts recoverable from reinsurer(2)	$1,320	$1,236	$1,205
Premiums ceded	$61	$67	$74
Benefits ceded	$53	$29	$46

(1) Beginning in 2014, the results for this transaction are recorded on a quarter lag. The amounts recoverable from reinsurer and policyholder liabilities represent balances as of September 30th. Premiums ceded and benefits ceded represent balances for the nine months ended September 30th plus an estimate for the three months ended December 31st.

(2) The Company recorded policyholder liabilities of $1,320 million, $1,236 million, and $1,205 million at December 31, 2016, 2015, and 2014, respectively.

In December 2004, the Company reinsured 90% of a block of in-force life insurance business, consisting of universal life, variable universal life (“VUL”), Target Life and Asset Preserver, with New York Life. The agreement uses a combination of coinsurance with funds withheld for the fixed portion maintained in the general account and modified coinsurance (“MODCO”) for the VUL policies in the Separate Accounts. Under both the MODCO and funds withheld treaties, the Company retains the assets held in relation to the policyholders’ account balances and separate account liabilities. An experience refund is paid to the Company at the end of each quarterly accounting period for 100% of the profits in excess of $5 million per year. Under authoritative guidance related to derivatives and hedging, the funds withheld and the MODCO treaties, along with the experience rating refund represents an embedded derivative, which is required to be carried at fair value. Refer to Note 7 - Derivative Instruments and Risk Management for additional details.

In connection with the reinsurance agreement with New York Life, the Company recorded a deferred gain of $244 million, which includes the $25 million purchase price and $219 million of GAAP reserves recoverable from the reinsurer in excess of the funds withheld liability. For the years ended December 31, 2016, 2015 and 2014, $1 million of the deferred gain was amortized and is included in the Net revenue from reinsurance.

The effect of this reinsurance agreement with New York Life for the years ended December 31, 2016, 2015 and 2014 was as follows (in millions):

	2016	2015	2014
Fees-universal life policies ceded	$262	$241	$241
Net revenue from reinsurance	$74	$99	$85
Policyholder benefits ceded	$184	$136	$151
Amounts recoverable from reinsurer	$4,150	$4,252	$4,364
Amounts payable to reinsurer	$4,154	$4,255	$4,366
Other liabilities (deferred gain, net of amortization)	$10	$11	$13

The Company obtains coverage of mortality risk in excess of its retention limits from New York Life on a yearly renewable term basis. The premiums for this coverage were $23 million, $11 million and $19 million for the years ended December 31, 2016, 2015 and 2014, respectively.

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NOTE 15 – COMMITMENTS AND CONTINGENCIES, LOANED SECURITIES AND REPURCHASE AGREEMENTS

Litigation

The Company and/or its subsidiaries are defendants in individual and/or alleged class action suits arising from their agency sales force, insurance (including variable contracts registered under the federal securities law), investment, retail securities, employment and/or other operations, including actions involving retail sales practices. Some of the actions seek substantial or unspecified compensatory and punitive damages. The Company and/or its subsidiaries are also, from time to time, involved in various governmental, administrative, and investigative proceedings and inquiries.
Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, the Company believes that, after provisions made in the consolidated financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on the Company’s financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on the Company’s operating results for a given year.
Assessments

Most of the jurisdictions in which the Company is licensed to transact business, require life insurers to participate in guaranty associations, which are organized to pay contractual benefits pursuant to insurance policies issued by impaired, insolvent or failed life insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the line of business in which the impaired, insolvent or failed life insurer is engaged. Some states permit member insurers to recover assessments through full or partial premium tax offsets.
The Company received notification of the insolvency of various life insurers. It is expected that these insolvencies will result in guaranty fund assessments against the Company of approximately $2 million at December 31, 2016 and 2015, which have been accrued in Other liabilities. The Company expects to recover $10 million and $16 million at December 31, 2016 and 2015, respectively, of premium offsets reflected in Other assets.

Guarantees

The Company, in the ordinary course of its business, has numerous agreements with respect to its related parties and other third-parties. In connection with such agreements there may be related commitments or contingent liabilities, which may take the form of guarantees. The Company believes the ultimate liability that could result from any such guarantees would not have a material adverse effect on the Company’s financial position.

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NOTE 15 – COMMITMENTS AND CONTINGENCIES, LOANED SECURITIES AND REPURCHASE AGREEMENTS (continued)

Loaned Securities and Repurchase Agreements

The following table represents recognized repurchase agreements that are subject to an enforceable master netting agreement or similar agreements at December 31, 2015 (in millions). There were no repurchase agreements subject to an enforceable master netting agreement at December 31, 2016. The Company’s dollar rolls repurchase agreements to sell and repurchase securities are not done under master netting agreements or similar agreements and therefore are not included in this table:

	2016
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Statements of Financial Position	Net Amounts Presented in the Statements of Financial Position	Securities Collateral(1)	Net Amount
Offsetting of financial assets
Securities purchased under agreement to resell	$298	$—	$298	$(298)	$—
Total assets	$298	$—	$298	$(298)	$—

	2015
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Statements of Financial Position	Net Amounts Presented in the Statements of Financial Position	Securities Collateral(1)	Net Amount
Offsetting of financial assets
Securities purchased under agreement to resell	$298	$—	$298	$(298)	$—
Total assets	$298	$—	$298	$(298)	$—

(1) At December 31, 2016, the actual collateral that is held by the custodian was $304 million, which were capped at the amount recorded in the Consolidated Statements of Financial Position in accordance with the authoritative guidance.
(2) At December 31, 2015, the actual collateral that is held by the custodian was $304 million, which were capped at the amount recorded in the Consolidated Statements of Financial Position in accordance with the authoritative guidance.

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NOTE 15 – COMMITMENTS AND CONTINGENCIES, LOANED SECURITIES AND REPURCHASE AGREEMENTS (continued)

The following table represents recognized securities lending transactions that are subject to an enforceable master netting agreement or similar agreement at December 31, 2016 and 2015 (in millions):

	2016
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Statements of Financial Position	Net Amounts Presented in the Statements of Financial Position	Securities Collateral(1)	Net Amount
Offsetting of financial liabilities
Securities entered into a security lending agreement	$675	$—	$675	$(675)	$—
Total liabilities	$675	$—	$675	$(675)	$—

	2015
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Statements of Financial Position	Net Amounts Presented in the Statements of Financial Position	Securities Collateral(1)	Net Amount
Offsetting of financial liabilities
Securities entered into a security lending agreement	$600	$—	$600	$(600)	$—
Total liabilities	$600	$—	$600	$(600)	$—

(1) The amount represents the cash collateral received and is reported in Other liabilities. At December 31, 2016 and 2015, the securities lent have a fair value of $659 million and $586 million, respectively. Such assets reflect the extent of the Company’s involvement in securities lending, not the Company’s risk of loss.

The following tables provides information about the Company’s obligation regarding cash collateral received under repurchase agreements and securities lending transactions, by class of securities sold to be repurchased and securities sold to counterparties, including the remaining contractual maturity of such transactions at December 31, 2016:

	2016
	Remaining Contractual Maturity of the Agreements
	Open	30 days or less	31 to 60 days	61 to 90 days	Greater than 90 days	Total
Dollar Repurchase Agreements
U.S. government corporations & agencies	$—	$—	$—	$—	$—	$—
Total dollar repurchase agreements	$—	$—	$—	$—	$—	$—

Securities Lending
U.S. Treasury	$49	$—	$—	$—	$—	$49
U.S. government corporations & agencies	18	—	—	—	—	18
U.S. agency mortgage-backed and asset-backed securities	—	—	—	—	—	—
Foreign governments	2	—	—	—	—	2
U.S. corporate	515	—	—	—	—	515
Foreign corporate	91	—	—	—	—	91
Total securities lending transactions	$675	$—	$—	$—	$—	$675

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NOTE 15 – COMMITMENTS AND CONTINGENCIES, LOANED SECURITIES AND REPURCHASE AGREEMENTS (continued)

	2015
	Remaining Contractual Maturity of the Agreements
	Open	30 days or less	31 to 60 days	61 to 90 days	Greater than 90 days	Total
Dollar Repurchase Agreements
U.S. government corporations & agencies	$—	$—	$—	$—	$—	$—
Total dollar repurchase agreements	$—	$—	$—	$—	$—	$—

Securities Lending
U.S. Treasury	$109	$—	$—	$—	$—	$109
U.S. government corporations & agencies	12	—	—	—	—	12
U.S. agency mortgage-backed and asset-backed securities	—	—	—	—	—	—
Foreign governments	6	—	—	—	—	6
U.S. corporate	363	—	—	—	—	363
Foreign corporate	110	—	—	—	—	110
Total securities lending transactions	$600	$—	$—	$—	$—	$600

At December 31, 2016 and 2015, the Company had no agreements outstanding to sell and repurchase securities.

Liens

Several commercial banks have customary security interests in certain assets of the Company to secure potential overdrafts and other liabilities of the Company that may arise under custody, securities lending and other banking agreements with such banks.

NOTE 16 – INCOME TAXES

The components of the total Income tax expense for the years ended December 31, 2016, 2015 and 2014 are as follows (in millions):

	2016	2015	2014
Current
Federal	$323	$266	$252
State and local	5	2	5
Foreign	1	1	1
	329	269	258
Deferred
Federal	(52)	(45)	133
Income tax expense	$277	$224	$391

Pursuant to the tax allocation agreement discussed in Note 3 – Significant Accounting Policies, the Company recorded a net income tax (payable to)/receivable from New York Life of $(5) million and $31 million at December 31, 2016 and 2015, respectively, and is included in Other assets or liabilities.

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NOTE 16 - INCOME TAXES (continued)

The Company’s actual income tax expense for the years ended December 31, 2016, 2015 and 2014 differs from the expected amount computed by applying the U.S. statutory federal income tax rate of 35% for the following reasons (in millions):

	2016		2015		2014

Statutory federal income tax expense	$345	35.0%	$297	35.0%	$481	35.0%
Tax exempt income	(47)	(4.7)	(60)	(7.1)	(63)	(4.6)
Audit liability	(6)	(0.6)	13	1.6	(3)	(0.2)
Investment credits	(38)	(3.9)	(49)	(5.8)	(55)	(4.0)
Amortization and deductions of investments in qualified affordable housing projects	21	2.1	30	3.6	30	2.2
Non-controlling interest	(1)	(0.1)	—	—	—	—
Other	3	0.3	(7)	(0.9)	1	0.1
Actual income tax expense	$277	28.1%	$224	26.4%	$391	28.5%

Deferred income taxes are generally recognized, based on enacted tax rates, when assets and liabilities have different values for financial statement and tax purposes. The Company’s management has concluded that the deferred tax assets are more likely than not to be realized. Therefore, no valuation allowance has been recorded.

The components of the net deferred tax liability reported in Other liabilities at December 31, 2016 and 2015 are as follows (in millions):

	2016	2015
Deferred tax assets
Future policy benefits	$899	$846
Employee and agents benefits	52	51
Gross deferred tax assets	951	897
Deferred tax liabilities
DAC	803	843
Investments	682	607
Other	228	218
Gross deferred tax liabilities	1,713	1,668
Net deferred tax liability	$762	$771

The Company does not have net operating or capital loss carry forwards.

The Company’s federal income tax returns are routinely examined by the IRS and provisions are made in the financial statements in anticipation of the results of these audits. The IRS has completed audits through 2010 and tax years 2011 through 2013 are currently under examination. There were no material effects on the Company’s consolidated financial position and results of operations as a result of these audits. The Company believes that its recorded income tax liabilities for uncertain tax positions are adequate for all open years.

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NOTE 16 - INCOME TAXES (continued)

A reconciliation of the beginning and ending amount of unrecognized tax benefits at December 31, 2016, 2015 and 2014 are as follows (in millions):

	2016	2015	2014
Balance at beginning of year	$95	$99	$71
Additions for tax positions of prior years	—	—	23
Reductions for tax positions of prior years	(15)	(15)	—
Additions for tax positions of current year	—	19	5
Settlements with tax authorities	(40)	(8)	—
Balance at end of year	$40	$95	$99

At December 31, 2016, 2015 and 2014, the Company had unrecognized tax benefits that, if recognized, would impact the effective tax rate by $6 million, $15 million and $(3) million, respectively. Total interest expense associated with the liability for unrecognized tax benefits was $4 million for the the year ended December 31, 2016, $6 million for the year ended December 31, 2015 and less than $1 million for the year ended December 31, 2014, and is included in Income tax expense. At December 31, 2016, 2015 and 2014, the Company had $7 million, $19 million and $13 million, respectively, of accrued interest associated with the liability for unrecognized tax benefits which are reported in Other liabilities. The $12 million decrease from December 31, 2015 in accrued interest associated with the liability for unrecognized tax benefits is the result of an increase of $4 million of interest expense, and $16 million decrease resulting from settlements with tax authorities. The $6 million increase from December 31, 2014 in accrued interest associated with the liability for unrecognized tax benefits is the result of an increase of $6 million of interest expense and less than $1 million decrease resulting from settlement with tax authorities. The Company does not anticipate any significant changes to its total unrecognized tax benefits within the next 12 months.

NOTE 17 – DEBT

Recourse Debt

The Company issued a promissory note on November 1, 2006, in the amount of $8 million at a fixed interest rate of 5.5% per annum in connection with the purchase of a membership interest in Aeolus Wind Power II LLC. The note calls for the Company to make quarterly payments of principal and interest, with the first installment paid on January 31, 2007 and the final installment due on July 31, 2016. The note may not be prepaid in whole or in part, and there are no collateral requirements. The note was paid off at December 31, 2016 and the carrying amount was $1 million at December 31, 2015.

Non-Recourse Debt

The Company was required to consolidate one structured investment, in which the Company is considered the primary beneficiary, with an outstanding debt balance of $1 million at December 31, 2016 and 2015. Refer to Note 6 – Investments for a discussion on VIEs.

FHLB Agreement

The Company is a member of the FHLB of Pittsburgh and holds $24 million of common stock at December 31, 2016 and 2015. These investments are recorded as part of equity securities, in Unaffiliated, available for sale, at fair value. No funding agreements were outstanding as of December 31, 2016 and 2015. At December 31, 2016, the fair value of collateral pledged and the company’s borrowing capacity with FHLB of Pittsburgh was $17 million and $16 million, respectively. At December 31, 2015, the fair value of collateral pledged and the Company’s borrowing capacity with FHLB of Pittsburgh was $19 million and $10 million, respectively.

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NOTE 18 – SUPPLEMENTAL CASH FLOW INFORMATION

Income taxes paid were $262 million, $207 million and $198 million for the years ended December 31, 2016, 2015 and 2014, respectively.

Total interest paid was $16 million, $13 million and $9 million for the years ended December 31, 2016, 2015 and 2014, respectively.

Non-cash transactions

The Company’s non-cash investing transactions were $201 million for the year ended December 31, 2016 related to fixed maturities, equities and limited partnerships.

The Company’s non-cash investing transactions were $27 million for the year ended December 31, 2015 related to fixed maturities, short terms, mortgage loans and limited partnerships.

The Company’s non-cash investing transactions were less than $1 million for the year ended December 31, 2014.

NOTE 19 – STATUTORY FINANCIAL INFORMATION

The NAIC Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of prescribed or permitted practices by the state of Delaware. Prescribed statutory accounting practices include state laws and regulations. Permitted statutory accounting practices encompass accounting practices that are not prescribed; such practices differ from state to state, may differ from company to company within a state, and may change in the future. The state of Delaware has adopted all prescribed accounting practices found in NAIC SAP. At December 31, 2016, the Company does not have any permitted practices. In past years, including 2014, the Company disclosed a permitted practice for the book value treatment of certain guaranteed separate account products. The Company has confirmed with the DSID that this book value treatment is not a permitted practice as it is in accordance with Statements of Statutory Accounting Principles (“SSAP”) No. 56, “Separate Accounts”, paragraph 17. As a result, the permitted practice disclosed in the prior years to report these assets at book value is no longer disclosed.

The Company is restricted as to the amounts it may pay as dividends to New York Life. Under Delaware Insurance Law, dividends on capital stock can be distributed only out of earned surplus. Furthermore, without prior approval of the Delaware Insurance Commissioner, dividends cannot be declared or distributed which exceed the greater of ten percent of the Company’s surplus or one hundred percent of net gain from operations. The Company did not pay or declare a dividend to its sole shareholder, New York Life, at December 31, 2016 or 2015. At December 31, 2016, the amount of available and accumulated funds derived from earned surplus from which the Company can pay dividends is $4,772 million. The maximum amount of dividends that may be paid in 2016 without prior approval is $890 million.

NOTE 20 – SUBSEQUENT EVENTS

As of March 9, 2017, the date the financial statements were available to be issued, there have been no events occurring subsequent to the close of the Company’s books or accounts for the accompanying consolidated financial statements that would have a material effect on the financial condition of the Company.

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Report of Independent Auditors

To the Board of Directors of New York Life Insurance and Annuity Corporation:

We have audited the accompanying consolidated financial statements of New York Life Insurance and Annuity Corporation and its subsidiaries (the “Company”), which comprise the consolidated statements of financial position as of December 31, 2016 and 2015, and the related consolidated statements of operations, of comprehensive income, of stockholder’s equity, and of cash flow for each of the three years in the period ended December 31, 2016.

Management’s Responsibility for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of the consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of New York Life Insurance and Annuity Corporation and its subsidiaries as of December 31, 2016 and 2015, and the results of their operations and their cash flows for each of the three the years in the period ended December 31, 2016 in accordance with accounting principles generally accepted in the United States of America.

PricewaterhouseCoopers LLP, PricewaterhouseCoopers Center, 300 Madison Avenue, New York, NY 10017 T: (646) 471 3000, F: (813) 286 6000, www.pwc.com/us

Emphasis of Matter

As disclosed in Note 11 to the consolidated financial statements, the Company has entered into significant related party transactions with New York Life Insurance Company and its affiliates. Our opinion is not modified with respect to this matter.

March 9, 2017

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(NYLIAC) NI070

PART C. OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

a. Financial Statements.

All required financial statements are included in Part B of this Registration Statement.

b. Exhibits.

(1)	Resolution of the Board of Directors of New York Life Insurance and Annuity Corporation (“NYLIAC”) authorizing the establishment of the Separate Account – Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (1) to the Initial Registration Statement on Form N-4 for NYLIAC Variable Annuity Separate Account-IV (File No. 333-106806), Filed 7/3/03 and incorporated herein by reference.

(2)	Not applicable.

(3)(a)	Distribution Agreement between NYLIFE Securities Inc. and NYLIAC – Previously filed as Exhibit (3)(a) to Post-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC MFA Separate Account-I (File No. 2-86084), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (3)(a) to Post-Effective Amendment No. 4 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 033-64410), filed 4/25/97 and incorporated herein by reference.

(3)(b)	Distribution Agreement dated August 2, 1995, between NYLIFE Distributors, Inc. and NYLIAC-Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit(3)(b) to Post-Effective Amendment No. 1 on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 4/18/96 and incorporated herein by reference.

(3)(c)	Distribution and Underwriting Agreement, dated April 27, 2006, between New York Life Insurance and Annuity Corporation and NYLIFE Distributors LLC – Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit(c)(3) to Post-Effective Amendment No. 16 on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 8/15/06 and incorporated herein by reference.

(3)(c)(1)	Form of Amendment to Distribution and Underwriting Agreement between New York Life Insurance and Annuity Corporation and NYLIFE Distributors LLC, dated March 6, 2015 – Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (3)(g)(1) to Post-Effective Amendment No. 38 to the registration statement on Form N-4 for NYLIAC MFA Separate Account-I (File No. 002-86083), filed 4/14/2015 and incorporated herein by reference.

(4)(a)	Enhanced Spousal Continuance Rider – Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(b) to Post-Effective Amendment No. 4 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 333-80535), filed 7/13/01 and incorporated herein by reference.

(4)(b)	Specimen Policy for New York Life Premier Plus (formerly Extra Credit) Variable Annuity (No. 208-192) – Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(b) to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-IV (File No. 333-156019), filed 12/9/08 and incorporated herein by reference.

(4)(c)	Specimen Policy for New York Life Premier (formerly Smart Value) Variable Annuity (No. 208-191) – Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(c) to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-IV (File No. 333-156019), filed 12/9/08 and incorporated herein by reference.

(4)(d)	Annual Death Benefit Reset Rider – Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(c) to the Initial Registration Statement on Form N-4 for NYLIAC Variable Annuity Separate Account-IV (File No. 333-106806), filed 7/3/03 and incorporated herein by reference.

(4)(e)	Enhanced Beneficiary Benefit Rider – Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(d) to the Initial Registration Statement on Form N-4 for NYLIAC Variable Annuity Separate Account-IV (File No. 333-106806), filed 7/3/03 and incorporated herein by reference.

(4)(f)	Investment Protection Plan Rider – Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit(4)(b) to Post-Effective Amendment No. 6 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 2/18/99 and incorporated herein by reference.

(4)(g)	Unemployment Benefit Rider – Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(f) to the Initial Registration Statement on Form N-4 for NYLIAC Variable Annuity Separate Account-IV (File No. 333-106806), filed 7/3/03 and incorporated herein by reference.

(4)(h)	UPromise Account Rider – Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(g) to the Initial Registration Statement on Form N-4 for NYLIAC Variable Annuity Separate Account-IV (File No. 333-106806), filed 7/3/03 and incorporated herein by reference.

(4)(i)	Living Needs Benefit Rider – Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(h) to the Initial Registration Statement on Form N-4 for NYLIAC Variable Annuity Separate Account-IV (File No. 333-106806), filed 7/3/03 and incorporated herein by reference.

(4)(j)	Breakpoint Credit Rider – Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(j) to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-IV (File No. 333-156019), filed 12/9/08 and incorporated herein by reference.

(4)(k)	Investment Protection Plan Rider – Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(l) to Post-Effective Amendment No. 2 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 333-156018), filed 4/14/10 and incorporated herein by reference.

(4)(l)	Living Needs Benefit/Unemployment Rider – Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(c) to Post-Effective Amendment No. 17 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 333-80535), filed 4/14/10 and incorporated herein by reference.

(4)(m)	Investment Protection Plan II Rider – Previously filed in accordance with Regulation S–T, 17 CFR 232.102(e) as Exhibit 4(m) to Post–Effective Amendment 6 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-IV (File No. 333-156019), filed May 15, 2012 and incorporated herein by reference.

(4)(n)	Form of Guaranteed Investment Protection Rider – Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(n) to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-IV (File No. 333-156019), filed February 12, 2013 and incorporated herein by reference.

(4)(o)	Form of Guaranteed Investment Protection Rider 2.0 – Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(p) to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 333-156018), filed February 14, 2014 and incorporated herein by reference.

(4)(p)	Specimen Policy for New York Life Premier Variable Annuity II – Previously filed in accordance with Regulation S-T, CFR 232.102(e) as Exhibit (4)(q) to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account –III (File No. 333-156018), filed 2/6/2015 and incorporated herein by reference.

(4)(q)	Specimen Policy for New York Life Premier PlusVariable Annuity II – Previously filed in accordance with Regulation S-T, CFR 232.102(e) as Exhibit (4)(r) to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account – III (File No. 333-156018), filed 2/6/2015 and incorporated herein by reference.

(4)(r)	Investment Preservation Rider – Previously filed in accordance with Regulation S-T, CFR 232.102(e) as Exhibit (4)(s) to Post-Effective Amendment No. 12 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 333-156018), filed 2/6/2015 and incorporated herein by reference.

(4)(s)	Annual Death Benefit Reset Rider – Previously filed in accordance with Regulation S-T, CFR 232.102(e) as Exhibit (4)(t) to Post-Effective Amendment No. 12 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 333-156018), filed 2/6/2015 and incorporated herein by reference.

(4)(t)	Future Income Rider – Previously filed in accordance with Regulation S-T, CFR 232.102(e) as Exhibit (4)(u) to Post-Effective Amendment No. 12 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account – III (File No. 333-156018), filed 2/6/2015 and incorporated herein by reference.

(4)(u)	Form of Investment Preservation Rider 2.0 – Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(v) to Post-Effective Amendment No. 18 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 333-156018), filed January 27, 2017 and incorporated herein by reference.

(5)(a)	Form of Application for policies for New York Life Premier Plus (formerly Extra Credit) and New York Life Premier (formerly Smart Value) Variable Annuities – Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (5)(a) to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-IV (File No. 333-156019), filed 12/9/08 and incorporated herein by reference.

(5)(b)	Form of Application for policies for Individual Flexible Premium Deferred Variable Annuity – Previously filed in accordance with Regulation S-T, CFR 232.102(e) as Exhibit (5)(b) to Post-Effective Amendment No. 12 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account – III (File No. 333-156018), filed 2/6/2015 and incorporated herein by reference.

(6)(a)	Certificate of Incorporation of NYLIAC – Previously filed as Exhibit (6)(a) to the registration statement on Form S-6 for NYLIAC MFA Separate Account-I (File No. 2-86083), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (6)(a) to the initial registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 7/3/96 and incorporated herein by reference.

(6)(a)(1)	Amended and Restated Certificate of Incorporation of NYLIAC (executed May 1, 2009) – Previously filed as Exhibit (6)(a)(1) to the registration statement on Form N-4 of for the NYLIAC MFA Separate Account – I (File No. 2-86083), filed April 11, 2013 and incorporated herein by reference.

(6)(b)(1)	By-Laws of NYLIAC – Previously filed as Exhibit (6)(b) to the registration statement on Form S-6 for NYLIAC MFA Separate Account-I (File No. 2-86083), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (6)(b) to the initial registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 7/3/96 and incorporated herein by reference.

C–1

(6)(b)(2)	Amendments to By-Laws of NYLIAC – Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (6)(b) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-39157), filed 4/3/98 and incorporated herein by reference.

(6)(b)(3)	Amended and Restated By-Laws of NYLIAC (effective May 1, 2009) – Previously filed as Exhibit (6)(b)(3) to the registration statement on Form N-4 of for the NYLIAC MFA Separate Account – I (File No. 2-86083), filed April 11, 2013 and incorporated herein by reference.

(7)	Contract of Reinsurance between Connecticut General Life Insurance Company/Cigna Reinsurance and NYLIAC – Previously filed as Exhibit (7) to Registrant’s Post-Effective Amendment No. 1 on Form N-4 (File No. 33-87382), filed 4/18/96 and incorporated herein by reference.

(8)(a)	Stock Sale Agreement between NYLIAC and MainStay VP Series Fund, Inc. (formerly New York Life MFA Series Fund, Inc.) – Previously filed as Exhibit (8)(a) to Pre-Effective Amendment No. 1 to the registration statement on Form N-1 for New York Life MFA Series Fund, Inc. (File No. 2-86082), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(a) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(8)(b)	Participation Agreement among Acacia Capital Corporation, Calvert Asset Management Company, Inc. and NYLIAC, as amended – Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(1) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(8)(c)	Participation Agreement among The Alger American Fund, Fred Alger and Company, Incorporated and NYLIAC – Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(2) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(8)(d)	Participation Agreement between Janus Aspen Series and NYLIAC – Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(3) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(8)(e)	Participation Agreement among Morgan Stanley Universal Funds, Inc., Morgan Stanley Asset Management Inc. and NYLIAC – Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(4) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(8)(f)	Amended and Restated Participation Agreement among Variable Insurance Products Funds, Fidelity Distributors Corporation and NYLIAC, as amended, dated November 23, 2009 – Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(f) to Post-Effective Amendment No. 24 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/13/10 and incorporated herein by reference.

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(8)(g)	Form of Participation Agreement among T. Rowe Price Equity Series, Inc., T. Rowe Price Associates, Inc. and NYLIAC – Previously filed in accordance with Regulation S-T, 17CFR 232.102(e) as Exhibit (8)(h) to Post-Effective Amendment No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/16/98 and incorporated herein by reference.

(8)(h)	Form of Participation Agreement among Van Eck Worldwide Insurance Trust, Van Eck Associates Corporation and NYLIAC – Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(i) to Post-Effective Amendment No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/16/98 and incorporated herein by reference.

(8)(i)	Form of Participation Agreement among MFS Variable Insurance Trust, Massachusetts Financial Services Company and NYLIAC – Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(j) to Post-Effective Amendment No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/16/98 and incorporated herein by reference.

(8)(j)	Form of Participation Agreement among Dreyfus Investment Portfolios, The Dreyfus Corporation, Dreyfus Service Corporation and NYLIAC – Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(r) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.

(8)(k)	Form of Substitution Agreement among NYLIAC, MainStay Management LLC, and New York Life Investment Management LLC – Previously filed in accordance with Regulation S-T, 17CFR 232.102(e) as Exhibit (9)(s) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life-Separate Account-I (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.

(8)(l)	Amendment dated 9/27/02 to Stock Sale Agreement dated 6/4/93 between NYLIAC and MainStay VP Series Fund, Inc. – Previously filed in accordance with Regulation S-T, 17CFR 232.102(e) as Exhibit (8)(n) to Post-Effective Amendment No. 18 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 4/9/03 and incorporated herein by reference.

(8)(m)	12b-1 Plan Services Agreement for the Service Class Shares of MainStay VP Series Fund, Inc. between NYLIFE Distributors LLC and NYLIAC dated 12/22/05 – Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(x) to Post-Effective Amendment No. 20 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/10/06 and incorporated herein by reference.

(8)(n)	Form of Class S Service Agreement between Fred Alger & Company and NYLIAC dated 4/30/03 – Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(p) to Post-Effective Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 5/14/03 and incorporated herein by reference.

(8)(o)	Form of Distribution Agreement between Dreyfus Service Corporation and NYLIAC dated as of 2/24/03 – Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(q) to Post-Effective Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 5/14/03 and incorporated herein by reference.

(8)(p)	Form of Service Contract between Fidelity Distributors Corporation and NYLIAC dated 4/30/03 – Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(r) to Post-Effective Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 5/14/03 and incorporated herein by reference.

(8)(q)	Form of Distribution and Shareholder Services Agreement between Janus Distributors LLC and NYLIAC dated 4/30/03 – Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(s) to Post-Effective Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 5/14/03 and incorporated herein by reference.

(8)(r)	Form of Fund Participation Agreement (Service Shares) between Janus Aspen Series and NYLIAC dated 4/30/03 – Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(t) to Post-Effective Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 5/14/03 and incorporated herein by reference.

(8)(s)	Form of Participation Agreement by and among MFS Variable Insurance Trust, Massachusetts Financial Services Company and NYLIAC dated 4/30/03 – Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(u) to Post-Effective Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 5/14/03 and incorporated herein by reference.

(8)(t)	Form of Administrative Service Agreement between Morgan Stanley & Co. Incorporated and NYLIAC dated 4/30/03 – Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(v) to Post-Effective Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 5/14/03 and incorporated herein by reference.

(8)(u)	Form of Supplement for Distribution Services Agreement between T. Rowe Price Investment Services, Inc. and NYLIAC – Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(x) to Post-Effective Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 5/14/03 and incorporated herein by reference.

(8)(v)	Form of Participation Agreement among Neuberger Berman Advisers Management Trust, Neuberger Berman Management Inc. and NYLIAC – Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(q) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life-Separate Account-I (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.

(8)(w)	Form of Distribution and Administrative Services Agreement, Class S Shares, between Neuberger Berman Management, Inc. and NYLIAC – Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(w) to Post-Effective Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 5/14/03 and incorporated herein by reference.

(8)(x)	Form of Participation Agreement between Victory Variable Insurance Funds, BISYS Fund Services Limited Partnership, Victory Capital Management, Inc. and NYLIAC – Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(p) to Post-Effective Amendment No. 16 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/5/04 and incorporated herein by reference.

(8)(y)	Form of Distribution and Service Agreement, Class A Shares, between BISYS Fund Services Limited Partnership and NYLIFE Securities Inc.- Previously filed in accordance with Regulation S-T 17 CFR 232.102(e) as Exhibit (8)(q) to Post-Effective Amendment No. 16 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/5/04 and incorporated herein by reference.

8(z)	Form of Participation Agreement among Liberty Variable Investment Trust, Columbia Funds Distributor, Inc. and NYLIAC – Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(a)(a) to Post-Effective Amendment No. 4 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-IV (File No. 333-106806), filed 10/25/04 and incorporated herein by reference.

8(a)(a)	Form of Participation agreement among Royce Capital Fund, Royce & Associates, LLC and NYLIAC – Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(19) to Post-Effective Amendment No. 10 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 6/24/04 and incorporated herein by reference.

8(b)(b)	Administrative Services Letter of Agreement between Columbia Funds Distributor, Inc. and NYLIAC-Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(u) to Post-Effective Amendment No. 18 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/12/05 and incorporated herein by reference.

8(c)(c)	Form of Administrative Services Agreement by and between Royce & Associates, LLC and NYLIAC-Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(u) to Post-Effective Amendment No. 18 to the registration statement on Form N-4 for NYLIAC NVA Separate Account-I (File No. 033-53342), filed 4/12/05 and incorporated herein by reference.

(8)(d)(d)	Form of Administrative and Shareholder Services Letter of Agreement dated 1/15/98 between Van Eck Worldwide Insurance Trust and NYLIAC – Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(9) to Post-Effective Amendment No. 11 to the registration statement on Form N-4 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-79309), filed 9/13/05 and incorporated herein by reference.

(8)(e)(e)	Administrative Services Agreement between New York Life Investment Management LLC and NYLIAC dated 1/1/05 – Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(w) to Post-Effective Amendment No. 20 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/10/06 and incorporated herein by reference.

(8)(f)(f)	Participation Agreement among New York Life Insurance and Annuity Corporation, MainStay VP Series Fund, Inc., and New York Life Investment Management LLC dated 10/7/04 – Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(y) to Post-Effective Amendment No. 20 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/10/06 and incorporated herein by reference.

(8)(g)(g)	Form of Participation Agreement among NYLIAC, PIMCO Variable Insurance Trust and PIMCO Advisors Distributors LLC – Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) ad Exhibit (h)(17) to Post-Effective Amendment No. 9 to the registration statement on Form N-6 for NYLIAC, Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 4/14/04 and incorporated herein by reference.

(8)(h)(h)	Form of PIMCO Services Agreement For Advisor Class Shares of PIMCO Variable Insurance Trust, dated as of January 14, 2010, between NYLIAC and Pacific Investment Management Company LLC- Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(z) to Post-Effective Amendment No. 24 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/13/10 and incorporated herein by reference.

(8)(i)(i)	Form of Administrative Services Agreement, dated March 25, 2011, and effective as of May 1, 2011, between Blackrock Advisors, LLC and NYLIAC – Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) and Exhibit (8)(a)(a) to Post-Effective Amendment No. 25 to the registration statement on Form N-4 for NYLIAC, Variable Annuity Separate Account-I (File No. 033-53342), filed 4/14/11 and incorporated herein by reference.

(8)(j)(j)	Form of Fund Participation Agreement, dated March 25, 2011, and effective as of May 1, 2011, between Blackrock Variable Series Funds, Inc., Blackrock Investments, LLC, and NYLIAC – Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) and Exhibit (8)(b)(b) to Post-Effective Amendment No. 25 to the registration statement on Form N-4 for NYLIAC, Variable Annuity Separate Account-I (File No. 033-53342), filed 4/14/11 and incorporated herein by reference.

(8)(k)(k)	Amended and Restated Administrative Services Agreement between New York Life Investment Management LLC and NYLIAC, dated February 17, 2012 – Previously filed in accordance with Regulation S-T 17 CFR 232.102(e) as Exhibit (8)(c)(c) to Post-Effective Amendment No. 26 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account – I (File No. 033-53342), filed 4/11/12 and incorporated herein by reference.

(8)(l)(l)	Amended and Restated 12b-1 Plan Services Agreement for the Service Class Shares of the MainStay VP Funds Trust between NYLIFE Distributors LLC and NYLIAC, dated April 29, 2011 – Previously filed in accordance with Regulation S-T 17 CFR 232.102(e) as Exhibit 8 (8)(d)(d) to Post-Effective Amendment No. 26 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account – I (File No. 033-53342), filed 4/11/12 and incorporated herein by reference.

(8)(m)(m)	Form of PIMCO Services Agreement for Advisor Class Shares of PIMCO Variable Insurance Trust, dated February 25, 2014, and effective May 1, 2014, between Pacific Investment Management Company LLC and New York Life Insurance and Annuity Corporation – Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 8(e)(e) to Post-Effective Amendment No. 28 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/11/14 and incorporated herein by reference.

(8)(n)(n)	Form of Selling Agreement for Advisor Class Shares of PIMCO Variable Insurance Trust, dated February 25, 2014, between PIMCO Investments LLC and New York Life Insurance and Annuity Corporation – Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 8(f)(f) to Post-Effective Amendment No. 28 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (033-53342), filed 4/11/14 and incorporated herein by reference.

(8)(o)(o)	Form of Participation Agreement among Columbia Funds Variable Series Trust II, Columbia Management Investment Distributors, Inc. and New York Life Insurance and Annuity Corporation, dated March 1, 2015 – Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(g)(g) to Post-Effective Amendment No. 29 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/14/2015 and incorporated herein by reference.

(8)(p)(p)	Form of Participation Agreement, dated May 1, 2007, among New York Life Insurance and Annuity Corporation, Deutsche Variable Series I (formerly, DWS Variable Series I), Deutsche Variable Series II (formerly, DWS Variable Series II), Deutsche Investments VIT Funds (formerly, DWS Investments VIT Funds), DeAWM Distributors, Inc. (formerly, DWS Investments Distributors, Inc.) and Deutsche Investment Management Americas Inc. Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(27) to Post-Effective Amendment No. 17 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed 4/18/07 and incorporated herein by reference.

(8)(q)(q)	Administrative Services Letter of Agreement, dated May 1, 2007, between Deutsche Investment Management Americas Inc. and New York Life Insurance and Annuity Corporation. Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(14) to Pre-Effective Amendment No. 1 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-147707), filed 4/14/08 and incorporated herein by reference.

(8)(r)(r)	Form of Participation Agreement among Legg Mason Investor Services, LLC and New York Life Insurance and Annuity Corporation – Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(j)(j) to Post-Effective Amendment No. 31 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/11/17 and incorporated herein by reference.

(8)(s)(s)	Form of Administrative Services Agreement among Legg Mason Investor Services, LLC and New York Life Insurance and Annuity Corporation Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(k)(k) to Post-Effective Amendment No.31 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/11/17 and incorporated herein by reference.

(9)	Opinion and Consent of Thomas F. English, Esq. Filed herewith.

(10)(a)	Consent of PricewaterhouseCoopers LLP. Filed herewith.

(10)(b)	Powers of Attorney. Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (10)(b) to Post-Effective Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-IV (File No. 333-106806), filed 4/13/17 and incorporated herein by reference.

(11)	Not applicable.

(12)	Not applicable.

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ITEM 25.	DIRECTORS AND OFFICERS OF THE DEPOSITOR

The principal business address of each director and officer of NYLIAC is 51 Madison Avenue, New York, NY 10010.

Name:	Title:
Theodore A. Mathas	Director, Chairman & Chief Executive Officer	Director
Christopher Ashe	Director & Senior Vice President	Director
David G. Bedard	Director & Senior Vice President	Director
Christopher O. Blunt	Director, Executive Vice President & President of the Investments Group	Director
John T. Fleurant	Director, Executive Vice President & Chief Financial Officer	Director
Robert M. Gardner	Director, Vice President & Controller	Director
Matthew M. Grove	Director & Senior Vice President	Director
Frank Harte	Director & Senior Vice President	Director
Thomas A. Hendry	Director, Senior Vice President & Treasurer	Director
Dylan W. Huang	Director & Senior Vice President	Director
John Y. Kim	Director & President	Director
Mark J. Madgett	Director	Director
Amy Miller	Director	Director
Arthur H. Seter	Director, Senior Vice President & Chief Investment Officer	Director
Joel M. Steinberg	Director, Senior Vice President, Chief Risk Officer & Chief Actuary	Director
Matthew D. Wion	Director & Senior Vice President	Director
Pedram Afshar	Senior Vice President	Officer
Sara L. Badler	Senior Vice President	Officer
Scott L. Berlin	Senior Vice President	Officer
David J. Castellani	Senior Vice President	Officer
Thomas Cole	Senior Vice President	Officer
Alexander I. Cook	Senior Vice President	Officer
Craig L. DeSanto	Senior Vice President & Actuary	Officer
Robert A. DiMella	Senior Vice President	Officer
Thomas F. English	Senior Vice President, Chief Legal Officer & Secretary	Officer
Stephen P. Fisher	Senior Vice President	Officer
Thomas J. Girard	Senior Vice President	Officer
Robert J. Hebron	Senior Vice President	Officer
Scott L. Lenz	Senior Vice President & Chief Tax Counsel	Officer
John M. Loffredo	Senior Vice President	Officer
Anthony R. Malloy	Senior Vice President	Officer
Gail A. McDermott	Senior Vice President	Officer
Barbara J. McInerney	Senior Vice President & Chief Compliance Officer	Officer
Francis J. Ok	Senior Vice President	Officer
Jeffrey S. Phlegar	Senior Vice President	Officer
Neal S. Ramasamy	Senior Vice President & Chief Technology Officer	Officer
Dan C. Roberts	Senior Vice President	Officer
Gerard A. Rocchi	Senior Vice President	Officer
Donald A. Salama	Senior Vice President	Officer
Richard C. Schwartz	Senior Vice President	Officer
George S. Shively	Senior Vice President & Legal Officer	Officer
Andrew P. Starr	Senior Vice President	Officer
Matthew T. Swanson	Senior Vice President	Officer
Mark W. Talgo	Senior Vice President	Officer
Jae Yoon	Senior Vice President	Officer
Erik A. Anderson	Vice President & Actuary	Officer
Mitchell P. Ascione	Vice President	Officer
Karen A. Bain	Vice President - Tax	Officer
Lee C. Baker	Vice President	Officer
Judy R. Bartlett	Vice President & Legal Officer	Officer
Jacqueline M. Barton	Vice President	Officer
Jeffrey Beligotti	Vice President & Actuary	Officer
John Bonvouloir	Vice President	Officer
Elizabeth Brill	Vice President	Officer
Philip E. Caminiti	Vice President	Officer
Jeanne M. Carbone	Vice President	Officer
Ramon A. Casanova	Vice President & Actuary	Officer
Roger Chen	Vice President	Officer
George S. Cherpelis	Vice President	Officer
Louis N. Cohen	Vice President	Officer
James J. Cristallo	Vice President & Actuary	Officer
Paul K. Cunningham	Vice President	Officer
Karen J. DeToro	Vice President	Officer
Robert H. Dial	Vice President	Officer
Mayra L. Diaz	Vice President	Officer
John C. DiRago	Vice President	Officer
Kathleen A. Donnelly	Vice President	Officer
Robert Donohue	Vice President & Assistant Treasurer	Officer
Michael G. Dubrow	Vice President	Officer
Jonathan Feinstein	Vice President	Officer
Robert E. Ferguson	Vice President	Officer
Anthony Ferraro	Vice President & Actuary	Officer
Edward J. Fitzgerald	Vice President	Officer
Michael Fong	Vice President & Actuary	Officer
Stephanie A. Frawley	Vice President	Officer
Brian Furlong	Vice President	Officer
Thomas J. Gangemi	Vice President	Officer
Ross M. Goldstein	Vice President	Officer
Mary Hallahan	Vice President & Treasurer	Officer
Jane L. Hamrick	Vice President & Actuary	Officer
Dale A. Hanley	Vice President	Officer
Thomas S. Heller	Vice President	Officer
Eric S. Hoffman	Vice President	Officer
Angela Huang	Vice President & Actuary	Officer
Robert J. Hynes	Vice President	Officer
Robert Karmen	Vice President & Legal Officer	Officer
Jeffrey Killian	Vice President	Officer
Terry Kim	Vice President	Officer
Michael J. Kimble	Vice President	Officer
Joseph D. Koltisko	Vice President	Officer
Linda M. Kraus	Vice President	Officer
Jodi L. Kravitz	Vice President & Actuary	Officer
Melissa Kuan	Vice President	Officer
Natalie Lamarque	Vice President	Officer
Richard B. Leber	Vice President, Legal Officer & Assistant Secretary	Officer
Brian C. Loutrel	Vice President & Chief Privacy Officer	Officer
Eric J. Lynn	Vice President & Actuary	Officer
Ralph S. Marinaccio	Vice President	Officer
Timothy M. McGinnis	Vice President	Officer
Stephen J. McNamara	Vice President & Actuary	Officer
Edward P. Millay	Vice President	Officer
Ryan J. Morris	Vice President & Actuary	Officer
Jaime Mosquera	Vice President & Actuary	Officer
Marijo F. Murphy	Vice President	Officer
Nicholas Pasyanos	Vice President & Actuary	Officer
Paul Pecorino	Vice President	Officer
Valerie L. Perry	Vice President - Underwriting	Officer
William Petty	Vice President	Officer
Paul Quartararo	Vice President & Chief Medical Director	Officer
Jennifer Richards	Vice President	Officer
Ari Roy	Vice President	Officer
Janis C. Rubin	Vice President	Officer
Amaury J. Rzad	Vice President	Officer
Scott R. Seewald	Vice President	Officer
Joseph J. Shannon	Vice President	Officer
Nancy G. Sherman	Vice President	Officer
Irwin Silber	Vice President & Actuary	Officer
Kevin M. Smith	Vice President	Officer
Thomas C. Sorg	Vice President	Officer
Monica Suryapranata	Vice President	Officer
Ka Luk Stanley Tai	Vice President	Officer
William P. Tate	Vice President	Officer
Sandra G. Tillotson	Vice President	Officer
Thomas J. Troeller	Vice President & Actuary	Officer
Victor A. Verastegui	Vice President	Officer
Taylor Wagenseil	Vice President	Officer
Robin M. Wagner	Vice President	Officer
Richard M. Walsh	Vice President	Officer
Simon Walsh	Vice President	Officer
Scott W. Weinstein	Vice President	Officer
Charles A. Whites	Vice President & Legal Officer	Officer
Michellen Wildin	Vice President	Officer
Michael A. Yashnyk	Vice President	Officer
Paul Zeng	Vice President & Actuary	Officer

C–4

ITEM 26.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT

The Depositor, NYLIAC, is a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”). The Registrant is a segregated asset account of NYLIAC. The following chart indicates persons presumed to be controlled by New York Life(+), unless otherwise indicated. Subsidiaries of other subsidiaries are indented accordingly, and ownership is 100% unless otherwise indicated.

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
The MainStay Funds(*)(†)	Massachusetts
MainStay VP Funds Trust(*)(†)	Delaware
MainStay Funds Trust	Delaware
NYL Investors LLC	(Delaware)
NYL Investors (U.K.) Limited	(United Kingdom)
NYLIM Holdings NCVAD GP, LLC	(Delaware)
McMorgan Northern California Value Add/Development Fund I, L.P.	(Delaware)	(50%)
MNCVAD-IND Greenwood CA LLC	(Delaware)
MNCVAD-IND Norris Canyon CA LLC	(Delaware)
MNCVAD-CP Norris Canyon LLC	(Delaware)	(94%)
MNCVAD-IND Petaluma CA LLC	(Delaware)
MNCVAD-OFC 2665 NORTH FIRST CA LLC	(Delaware)
MNCVAD-SEAGATE 2665 NORTH FIRST LLC	(Delaware)	(90%)
MNCVAD-OFC Bridgepointe CA LLC	(Delaware)
MNCVAD-OFC RIDDER PARK CA LLC	(Delaware)
MNCVAD-GRAYMARK RIDDER	(Delaware)	(97.50%)
MNCVAD-OFC ONE BAY CA LLC	(Delaware)
MNCVAD-HARVEST ONE BAY LLC	(Delaware)	(95%)
MNCVAD-IND RICHMOND CA LLC	(Delaware)
NYL Real Assets LLC	(Delaware)
NYL Emerging Manager LLC	(Delaware)
NYL Wind Investments LLC	(Delaware)
NYLIFE Insurance Company of Arizona	(Arizona)
New York Life Insurance and Annuity Corporation	(Delaware)
Ausbil IT – Ausbil Microcap Fund	(Australia)	(NYLIAC: 9.81%)
Ausbil IT – Candriam Sustainable Global Equity Fund		(NYLIAC: 37.56%)
MacKay Shields Unconstrained Bond Fund		(NYLIAC: 100%)
New York Life Enterprises LLC	(Delaware)
SEAF Sichuan SME Investment Fund LLC	(Delaware)	(39.98%)
New York Life International Holdings Limited	(Mauritius)	(84.38%)[1]
NYL Cayman Holdings Ltd.	(Cayman Islands)
NYL Worldwide Capital Investments LLC	(Delaware)
Seguros Monterrey New York Life, S.A. de C.V.	(Mexico)	(99.998%)[2]
Administradora de Conductos SMNYL, S.A. de C.V.	(Mexico)	(99%)
Agencias de Distribucion SMNYL, S.A. de C.V. (“ADIS”)	(Mexico)	(99%)
Inmobiliaria SMNYL, SA de C.V.	(Mexico)	(99% ; ADIS: 1%)
Madison Capital Funding LLC	(Delaware)	(NYLIC: 55%; NYLIAC: 45%)
MCF Co-Investment GP LLC	(Delaware)
MCF Co-Investment GP LP	(Delaware)
Madison Capital Funding Co-Investment Fund LP	(Delaware)
Madison Avenue Loan Fund GP LLC	(Delaware)
Madison Avenue Loan Fund LP	(Delaware)
MCF Fund I LLC	(Delaware)
Warwick McAlester Holdings, LLC	(Delaware)
Meeco Sullivan, LLC	(Delaware)
Electric Avenue, LLC	(Delaware)
Ironshore Investment BL I Ltd.	(Bermuda)[8]	(0 voting ownership)
LMF WF Portfolio II, LLC	(Delaware)[8]	(0 voting ownership)
LMF WF Portfolio III, LLC	(Delaware)[8]	(0 voting ownership)
MCF CLO I LLC	(Delaware)	(2.53%)[8]
MCF CLO III LLC	(Delaware)	(2.33%)[8]
MCF CLO II LLC	(Delaware)[8]	(0 voting ownership)
MCF CLO IV LLC	(Delaware)[8]	(0 voting ownership)
Montpelier Carry Parent, LLC	(Delaware)
Montpelier Carry, LLC	(Delaware)
Montpelier GP, LLC	(Delaware)
Montpelier Fund, L.P.	(Delaware)
MCF Mezzanine Carry I LLC	(Delaware)[8]
MCF Mezzanine Fund I LLC	(Delaware)	(NYLIC: 66.66%; NYLIAC: 33.33%) (MCF is the manager)
Young America Holdings, LLC (“YAH”)	(Delaware)	(36.35%)[8]
YAC.ECOM Incorporated	(Minnesota)
Young America, LLC (“YALLC”)	(Minnesota)
Global Fulfillment Services, Inc.	(Arizona)
SourceOne Worldwide, Inc.	(Minnesota)
YA Canada Corporation	(Nova Scotia, Canada)
Zenith Products Holdings, Inc.	(Delaware)	(16.36%)[8]
ZPC Holding Corp.	(Delaware)
Zenith Products Corporation	(Delaware)
NYLIM Jacob Ballas India Holdings IV	(Mauritius)
New York Life Investment Management Holdings LLC	(Delaware)
New York Life Investment Management Asia Limited	(Cayman Islands)
Japan Branch
Institutional Capital LLC	(Delaware)
MacKay Shields LLC	(Delaware)
MacKay Shields Core Plus Opportunities Fund GP LLC	(Delaware)
MacKay Shields Core Plus / Opportunities Fund LP	(Delaware)
MacKay Municipal Managers Opportunities GP LLC	(Delaware)
MacKay Municipal Opportunities Master Fund, L.P.	(Delaware)
MacKay Municipal Opportunities Fund, L.P.	(Delaware)
MacKay Municipal Managers Credit Opportunities GP LLC	(Delaware)
MacKay Municipal Credit Opportunities Master Fund, L.P.	(Delaware)
MacKay Municipal Credit Opportunities Fund, L.P.	(Delaware)
MacKay Municipal Short Term Opportunities Fund GP LLC	(Delaware)
MacKay Municipal Short Term Opportunities Fund LP	(Delaware)
Plainview Funds plc	(Ireland)	(50%) (MacKay Shields Employee: 50%)
Plainview Funds plc – MacKay Shields Emerging Markets Credit Portfolio	(Ireland)	(NYLIC: 0.00%; NYLIAC: 99.98%)
Plainview Funds plc – MacKay Shields Flexible Bond Portfolio	(Ireland)	(NYLIAC: 0%; NYLIC: 0%)
Plainview Funds plc – MacKay Shields Unconstrained Bond Portfolio	(Ireland)	(NYLIC: 16.91%; MacKay: 1.51%)
Plainview Funds plc – MacKay Shields Floating Rate High Yield Portfolio	(Ireland)	(NYLIC: 93.01%; MacKay 6.98%)
Plainview Funds plc – MacKay Shields Core Plus Opportunities Portfolio	(Ireland)	(NYL: 0%)
MacKay Shields Statutory Trust – High Yield Bond Series	(Connecticut)[8]
MacKay Shields High Yield Active Core Fund GP LLC	(Delaware)
MacKay Shields High Yield Active Core Fund LP	(Delaware)
MacKay Shields Credit Strategy Fund Ltd	(Cayman Islands)
MacKay Shields Defensive Bond Arbitrage Fund Ltd.	(Bermuda)	(14.36%)[3]
MacKay Shields Core Fixed Income Fund GP LLC	(Delaware)
MacKay Shields Core Fixed Income Fund LP	(Delaware)
MacKay Shields (International) Ltd.	(UK)	(“MSIL”)
MacKay Shields (Services) Ltd.	(UK)	(“MSSL”)
MacKay Shields UK LLP	(UK)	(MSIL: 99%; MSSL: 1%)
MacKay Shields Global Derivatives LLC	(Delaware)
MacKay Municipal Managers Puerto Rico Opportunities GP LLC	(Delaware)
MacKay Puerto Rico Opportunities Funds, L.P.	(Delaware)
MacKay Puerto Rico Opportunities Feeder Fund, L.P.	(Cayman Islands)
MacKay Municipal Managers California Opportunities GP LLC	(Delaware)
MacKay Municipal Managers California Opportunities Fund, L.P.	(Delaware)
MacKay Municipal New York Opportunities GP LLC	(Delaware)
MacKay Municipal New York Opportunities Fund, L.P.	(Delaware)
MacKay Municipal Capital Trading GP LLC	(Delaware)
MacKay Municipal Capital Trading Master Fund, L.P.	(Delaware)
MacKay Municipal Capital Trading Fund, L.P.	(Delaware)
Cornerstone Capital Management Holdings LLC	(Delaware)
Cornerstone Capital Management, LLC	(Delaware)	(51%)
Cornerstone US Equity Market Neutral Fund, LLC	(Delaware)
Cornerstone Capital Management Large-Cap Enhanced Index Fund GP, LLC	(Delaware)
Cornerstone Capital Management Large-Cap Enhanced Index Fund, L.P.	(Delaware)
GoldPoint Partners LLC	(Delaware)
New York Life Capital Partners, L.L.C.	(Delaware)
New York Life Capital Partners, L.P.	(Delaware)
New York Life Capital Partners II, L.L.C.	(Delaware)
New York Life Capital Partners II, L.P.	(Delaware)
New York Life Capital Partners III GenPar GP, LLC	(Delaware)
New York Life Capital Partners III GenPar, L.P.	(Delaware)
New York Life Capital Partners III, L.P.	(Delaware)
New York Life Capital Partners III-A, L.P.	(Delaware)
New York Life Capital Partners IV GenPar GP, LLC	(Delaware)
New York Life Capital Partners IV GenPar, L.P.	(Delaware)
New York Life Capital Partners IV, L.P.	(Delaware)
New York Life Capital Partners IV-A, L.P.	(Delaware)
GoldPoint Mezzanine Partners IV GenPar GP, LLC	(Delaware)
GoldPoint Mezzanine Partners IV GenPar, LP	(Delaware)
GoldPoint Mezzanine Partners Co-Investment Fund A, LP	(Delaware)
GoldPoint Mezzanine Partners IV, LP	(Delaware)	(“GPPIVLP”)
GPP Mezzanine Blocker Holdco A, LP	(Delaware)	(“GPPMBHA”)
GPP Mezzanine Blocker Holdco Preferred A, LP	(Delaware)
GPP Mezzanine Blocker A, LP	(Delaware)	(GPPMBHA: 7.5%; GPPIVLP: 92.5%)
GPP Mezzanine Blocker Holdco B, LP	(Delaware)	(“GPPMBHB”)
GPP Mezzanine Blocker B, LP	(Delaware)	(“GPPMBHB: 4.4%; GPPIVLP: 95.6%)
GoldPoint Mezzanine Partners Offshore IV, L.P.	(Cayman Islands)
GoldPoint Partners Co-Investment V GenPar GP LLC	(Delaware)
GoldPoint Partners Co-Investment V GenPar, LP	(Delaware)
GoldPoint Partners Co-Investment Fund A, LP	(Delaware)
GoldPoint Partners Co-Investment V, LP	(Delaware)**
GoldPoint Partners Co-Investment V ECI Blocker Holdco A, LP	(Delaware)
GoldPoint Partners Co-Investment V ECI Blocker A, LP	(Delaware)
GoldPoint Partners Co-Investment V ECI Blocker Holdco B, LP	(Delaware)
GoldPoint Partners Co-Investment V ECI Blocker B, LP	(Delaware)
GoldPoint Partners Co-Investment V ECI Blocker Holdco C, LP	(Delaware)
GoldPoint Partners Co-Investment V ECI Blocker C, LP	(Delaware)
GoldPoint Partners Co-Investment V ECI Blocker Holdco D, LP	(Delaware)
GoldPoint Partners Co-Investment V ECI Blocker D, LP	(Delaware)
GoldPoint Partners Co-Investment V ECI Blocker Holdco E, LP	(Delaware)
GoldPoint Partners Co-Investment V ECI Blocker E, LP	(Delaware)
GoldPoint Partners Co-Investment V ECI Blocker Holdco F, LP	(Delaware)
GoldPoint Partners Co-Investment V ECI Blocker F, LP	(Delaware)
GoldPoint Partners Select Manager III GenPar GP, LLC	(Delaware)
GoldPoint Partners Select Manager III GenPar, L.P.	(Cayman Islands)
GoldPoint Partners Select Manager Fund III, L.P.	(Cayman Islands)
GoldPoint Partners Select Manager Fund III AIV, L.P.	(Delaware)
GoldPoint Partners Canada III GenPar Inc.	(Canada)
GoldPoint Partners Select Manager Canada Fund III, L.P.	(Canada)
NYLCAP 2010 Co-Invest GenPar GP, LLC	(Delaware)
NYLCAP 2010 Co-Invest GenPar L.P.	(Delaware)
NYLCAP 2010 Co-Invest L.P.	(Delaware)
NYLCAP 2010 Co-Invest ECI Blocker Holdco A L.P.	(Delaware)
NYLCAP 2010 Co-Invest ECI Blocker A L.P.	(Delaware)
NYLCAP 2010 Co-Invest ECI Blocker Holdco B L.P.	(Delaware)
NYLCAP 2010 Co-Invest ECI Blocker B L.P.	(Delaware)
NYLCAP 2010 Co-Invest ECI Blocker Holdco E L.P.	(Delaware)
NYLCAP 2010 Co-Invest ECI Blocker E L.P.	(Delaware)
NYLCAP 2010 Co-Invest ECI Blocker Holdco F L.P.	(Delaware)
NYLCAP 2010 Co-Invest ECI Blocker F L.P.	(Delaware)
NYLCAP 2010 Co-Invest ECI Blocker Holdco G L.P.	(Delaware)
NYLCAP 2010 C0-Invest ECI Blocker G L.P.	(Delaware)
NYLCAP Canada GenPar Inc.	(Canada)
NYLCAP Select Manager Canada Fund, LP	(Canada)
NYLCAP Canada II GenPar Inc.	(Canada)
NYLCAP Select Manager Canada Fund II, L.P.	(Canada)
NYLIM Mezzanine GenPar GP, LLC	(Delaware)
NYLIM Mezzanine GenPar, LP	(Delaware)
New York Life Investment Management Mezzanine Partners, LP	(Delaware)
NYLIM Mezzanine Partners Parallel Fund, LP	(Delaware)
NYLIM Mezzanine Partners II GenPar GP, LLC	(Delaware)
NYLIM Mezzanine Offshore Partners II, LP	(Cayman Islands)
NYLIM Mezzanine Partners II GenPar, LP	(Delaware)
New York Life Investment Management Mezzanine Partners II, LP	(Delaware)
NYLIM Mezzanine II Luxco S.à.r.l.	(Luxembourg)
NYLIM Mezzanine Partners II Parallel Fund, LP	(Delaware)
NYLIM Mezzanine II Parallel Luxco S.à.r.l.	(Luxembourg)
Voice Holdco Ltd.	(Nova Scotia, Canada)	(27%)[9]
Voice Holdings Ltd.	(Nova Scotia, Canada)
Voice Construction Ltd.	(Alberta, Canada)
Voice Construction Opco ULC	(Alberta, Canada)
NYLCAP Mezzanine Partners III GenPar GP, LLC	(Delaware)
NYLCAP Mezzanine Partners III GenPar, LP	(Delaware)
NYLCAP Mezzanine Partners III-K, LP	(Delaware)**
NYLCAP Mezzanine Partners III, LP	(Delaware)**
NYLCAP Mezzanine Partners III Parallel Fund, LP	(Delaware)**
NYLCAP Mezzanine Partners III 2012 Co-Invest, LP	(Delaware)**
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker Holdco A, LP	(Delaware)
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker A, LP	(Delaware)
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker Holdco B, LP	(Delaware)
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker B, LP	(Delaware)
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker Holdco C, LP	(Delaware)
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker C, LP	(Delaware)
C.B. Fleet TopCo. LLC	(Delaware)	(17%**collectively)
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker Holdco D, LP	(Delaware)
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker D, LP	(Delaware)
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker Holdco E, LP	(Delaware)
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker Holdco F, LP	(Delaware)
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker F, LP	(Delaware)
NYLCAP Mezzanine Offshore Partners III, L.P.	(Cayman Islands)
NYLCAP Select Manager GenPar GP, LLC	(Delaware)
NYLCAP Select Manager GenPar, LP	(Delaware)
NYLCAP Select Manager Fund, LP	(Delaware)
NYLCAP Select Manager Cayman Fund, LP	(Cayman Islands)
NYLCAP Select Manager II GenPar GP, LLC	(Delaware)
NYLCAP Select Manager II GenPar, L.P.	(Cayman Islands)
NYLCAP Select Manager Fund II, L.P.	(Cayman Islands)**
NYLCAP India Funding LLC	(Delaware)
NYLIM-JB Asset Management Co., LLC	(Mauritius)	(24.66%)[4]
New York Life Investment Management India Fund II, LLC	(Mauritius)
New York Life Investment Management India Fund (FVCI) II, LLC	(Mauritius)
NYLCAP India Funding III LLC	(Delaware)
NYLIM-Jacob Ballas Asset Management Co. III, LLC	(Mauritius)	(24.66%)[5]
NYLIM Jacob Ballas India Fund III (Mauritius) LLC
NYLIM Jacob Ballas Capital India (FVCI) III (Mauritius) LLC
NYLIM Jacob Ballas India (FII) III (Mauritius) LLC
Evolvence Asset Management, Ltd.		(Goldpoint: 24.5%)
NYLCAP Holdings	(Mauritius)
Jacob Ballas Capital India PVT. Ltd.	(Mauritius)	(23.30%)
NYLIM Service Company LLC	(Delaware)
NYL Workforce GP LLC	(Delaware)
New York Life Investment Management LLC	(Delaware)
NYLIM-GCR Fund I, LLC	(Delaware)	(50%)
NYLIM Fund II GP, LLC	(Delaware)
NYLIM Real Estate Mezzanine Fund II, LP	(Delaware)
NYLIM-TND, LLC	(Delaware)
NYLIM-DCM, LLC	(Delaware)
NYLIM-MM, LLC	(Delaware)
DCM-N, LLC	(Delaware)	(80%)
DCM Warehouse Series A, LLC	(Delaware)
DCM Warehouse Series One, LLC	(Delaware)
Sixteen West Savannah, LLC	(Indiana)
NYLIM RE Mezzanine Fund II Investment Corporation	(Delaware)
WFHG GP, LLC	(Delaware)	(50%)
Workforce Housing Fund I-2007 LP	(Delaware)	(50%)
IndexIQ Holdings Inc.	(Delaware)	(“IQ Holdings”)
Financial Development LLC	(Delaware)	(“FD LLC”) (74.37%; IQ Holdings: 25.63%)
IndexIQ Inc.	(Delaware)
IndexIQ LLC	(Delaware)
IndexIQ Advisors LLC	(Delaware)
New York Life Investment Management Holdings International S.a.r.l.	(Luxembourg)
New York Life Investment Management Holdings II International S.a.r.l.	(Luxembourg)
New York Life Investment Management Global Holdings S.a.r.l.	(Luxembourg)	(“NYLIMGH”)
Candriam Luxco S.a.r.l.	(Luxembourg)	(“CANLUXS”)
Candriam Luxembourg	(Luxembourg)	(“CANLUX”) (NYLIMGH: 96%; 1 share held by CANLUXS)
Candriam Luxembourg Italy Branch
Candriam Luxembourg UK Establishment
Candriam Luxembourg Germany Branch
Candriam Luxembourg US Branch
Candriam Luxembourg Spain Branch
Candriam Luxembourg Netherlands Branch
Candriam Luxembourg MENA Branch (Dubai, UAE)
Candriam Belgium	(Belgium)	(“CANBEL”) (99.99%; NYLIMGH: 0.01%)
Candriam France	(France)	(“CANFR”)
Candriam Monétaire		(CANBEL: 16.4%; CANFR: 5.48%)
Candriam Switzerland LLC	(Switzerland)
BIL Prime Advanced Cash + 100	(Lux)	(CANLUX: 36.14%; CANBEL: 32.23%) (“BILPAC”)
Cordius CIG	(Lux)	(CANLUX: 68.04%; CANBEL: 15.98%; CANFR: 15.98%)
Candriam Bonds Convertible Opportunities	(Lux)	(CANLUX: 29.54%)
Candriam Alternative Return Equity Market Neutral	(Lux)	(21.39%)
Ausbil Investment Management Limited	(Australia)	(78.35%)
Ausbil Australia Pty. Ltd.	(Australia)
Ausbil Asset Management Pty. Ltd.	(Australia)
Ausbil Investment Management Limited Employee Share Trust	(Australia)	(Ausbil: 100%)
NYLIFE Distributors LLC	(Delaware)
Private Advisors L.L.C.	(Delaware)	(65.85%)
PACIF Carry Parent, LLC	(Delaware)
PACIF Carry, LLC	(Delaware)
PACIF GP, LLC	(Delaware)
Private Advisors Coinvestment Fund, LP	(Delaware)
PACIF II GP, LLC	(Delaware)
Private Advisors Coinvestment Fund II LP	(Delaware)
PACIF II Carry Parent, LLC	(Delaware)
PACIF II Carry, LLC	(Delaware)
PACIF III GP, LLC	(Delaware)
Private Advisors Coinvestment Fund III, LP	(Delaware)
PACIF III Carry Parent, LLC	(Delaware)
PACIF III Carry, LLC	(Delaware)
PACIF IV GP, LLC	(Delaware)
Private Advisors Coinvestment Fund IV, LP	(Delaware)
PACIF IV Carry Parent, LLC	(Delaware)
PACIF IV Carry, LLC	(Delaware)
PA Hedged Equity Fund, L.P.	(Delaware)
Private Advisors Hedged Equity Fund (QP), L.P.	(Delaware)
Private Advisors Hedged Equity Master Fund	(Delaware)[6]
Private Advisors Small Company Buyout Fund II, L.P.	(Delaware)
PASCBF III GP, LLC	(Delaware)
Private Advisors Small Company Buyout Fund III, LP	(Delaware)
PASCBF IV GP, LLC	(Delaware)
Private Advisors Small Company Buyout Fund IV, LP	(Delaware)
PASCBF IV Carry Parent, LLC	(Delaware)
PASCBF IV Carry, LLC	(Delaware)
PASCBF V GP, LLC	(Delaware)
Private Advisors Small Company Buyout Fund V, LP	(Delaware)
Private Advisors Small Company Buyout Fund V–ERISA Fund, LP	(Delaware)
PASCBF V Carry Parent, LLC	(Delaware)
PASCBF Carry, LLC	(Delaware)
PASCPEF VI Carry Parent, LLC	(Delaware)
PASCPEF VI Carry, LLC	(Delaware)
PASCPEF VI GP, LLC	(Delaware)
Private Advisors Small Company Private Equity Fund VI, LP	(Delaware)
Private Advisors Small Company Private Equity Fund VI (Cayman), LP	(Cayman Islands)
PASCPEF VII GP, LLC	(Delaware)
Private Advisors Small Company Private Equity Fund VII, LP	(Delaware)
PASCPEF VII Carry Parent, LLC	(Delaware)
PASCPEF VII Carry, LLC	(Delaware)
Cuyahoga Capital Partners I Management Group, LLC	(Delaware)
Cuyahoga Capital Partners I, L.P.	(Delaware)
Cuyahoga Capital Partners II Management Group LLC	(Delaware)
Cuyahoga Capital Partners II LP	(Delaware)
Cuyahoga Capital Partners III Management Group LLC	(Delaware)
Cuyahoga Capital Partners III LP	(Delaware)
Cuyahoga Capital Partners IV Management Group LLC	(Delaware)
Cuyahoga Capital Partners IV LP	(Delaware)
Cuyahoga Capital Emerging Buyout Partners Management Group LLC	(Delaware)
Cuyahoga Capital Emerging Buyout Partners LP	(Delaware)
PA Real Assets Carry Parent, LLC	(Delaware)
PA Real Assets Carry, LLC	(Delaware)
PA Emerging Manager Carry Parent, LLC	(Delaware)
PA Emerging Manager Carry, LLC	(Delaware)
RIC I GP, LLC	(Delaware)
Richmond Coinvestment Partners I, LP	(Delaware)
RIC I Carry Parent, LLC	(Delaware)
RIC I Carry, LLC	(Delaware)
PASF V GP, LLC	(Delaware)
Private Advisors Secondary Fund V, LP	(Delaware)
PASF V Carry Parent, LLC	(Delaware)
PASF Carry, LLC	(Delaware)
PARAF GP, LLC	(Delaware)
Private Advisors Real Assets Fund, LP	(Delaware)
PARAF Carry Parent, LLC	(Delaware)
PARAF Carry, LLC	(Delaware)
PASCCIF GP, LLC	(Delaware)
Private Advisors Small Company Coinvestment Fund, LP	(Delaware)
PASCCIF Carry Parent, LLC	(Delaware)
PASCCIF Carry, LLC	(Delaware)
Private Advisors Hedged Equity Fund, Ltd.	(Cayman Islands)	(0%)
Private Advisors Hedged Equity Fund (QP), Ltd.	(Cayman Islands)	(0%)
Private Advisors Hedged Equity Master Fund, Ltd.	(Cayman Islands)	(owned by two funds above)
Private Advisors Stable Value ERISA Fund, Ltd.	(Cayman Islands)	(0%)
Private Advisors Stable Value Master Fund, Ltd.	(Cayman Islands)	(owned by two funds above)
UVF GP, LLC	(Delaware)
Undiscovered Value Fund, LP	(Delaware)
Undiscovered Value Fund, Ltd.	(Cayman Islands)[8]
Undiscovered Value Master Fund SPC	(Cayman Islands)
Madison Core Property Fund LLC	(Delaware)	(NYL Investors is Non Member Manager)[8]
MIREF 1500 Quail, LLC	(Delaware)
MIREF Mill Creek, LLC	(Delaware)
MIREF Gateway, LLC	(Delaware)
MIREF Delta Court, LLC	(Delaware)
MIREF Fremont Distribution Center, LLC	(Delaware)
1101 Taylor Road LLC	(Delaware)
MIREF Century, LLC	(Delaware)
MIREF York Road, LLC	(Delaware)
York Road EW LLC	(Delaware)	(64.8%)
York Road Retail West, LLC	(Delaware)	(64.8%)
2001 EW LLC	(Delaware)
2122 EW LLC	(Delaware)
MIREF Saddle River LLC	(Delaware)
Via Verde San Dimas, LLC	(Delaware)
MIREF DC Corp.	(Delaware)
MIREF L Street, LLC	(Delaware)
1901 L Street Corp.	(Delaware)
1901 L Street LLC	(District of Columbia)
MIREF Newpoint Commons, LLC	(Delaware)
MIREF Northsight, LLC	(Delaware)
MIREF Riverside, LLC	(Delaware)
MIREF Corporate Woods, LLC	(Delaware)
MIREF Bedminster, LLC	(Delaware)
MIREF Barton’s Creek, LLC	(Delaware)
Barton’s Lodge Apartments, LLC	(Delaware)	(90%)
MIREF Marketpointe, LLC	(Delaware)
MIREF 101 East Crossroads, LLC	(Delaware)
101 East Crossroads, LLC	(Delaware)
MIREF Waterview, LLC	(Delaware)
MIREF Chain Bridge, LLC	(Delaware)
1991 Chain Bridge Road, LLC	(Delaware)
MIREF Aptakisic, LLC	(Delaware)
Aptakisic Creek Corporate Park, LLC	(Delaware)
MIREF Hawthorne, LLC	(Delaware)
MIREF Auburn 277, LLC	(Delaware)
MIREF Sumner North, LLC	(Delaware)
MIREF Wellington, LLC	(Delaware)
MIREF Warner Center, LLC	(Delaware)
MADISON-IND Valley Business Park CA LLC	(Delaware)
MADISON-MF Duluth GA LLC	(Delaware)
MADISON-MF Casa Santa Fe AZ LLC	(Delaware)
MADISON-MF Cabrillo AZ LLC	(Delaware)
MADISON-OFC Centerstone I CA LLC	(Delaware)
MADISON-OFC Centerstone III CA LLC	(Delaware)
MADISON-MOB Centerstone IV CA LLC	(Delaware)
MADISON-OFC Canyon Commons CA LLC	(Delaware)
MADISON-OFC Centerpoint Plaza CA LLC	(Delaware)
MADISON-IND Logistics NC LLC	(Delaware)
MCPF-LRC Logistics LLC	(Delaware)	(90%)
MADISON-MF Desert Mirage AZ LLC	(Delaware)
MADISON-OFC One Main Place OR LLC	(Delaware)
MADISON-IND Fenton MO LLC	(Delaware)
MADISON-IND Hitzert Roadway MO LLC	(Delaware)
MADISON-MF Hoyt OR LLC	(Delaware)
MADISON-RTL Clifton Heights PA LLC	(Delaware)
MADISON-IND Locust CA LLC	(Delaware)
MADISON-OFC Weston Pointe FL LLC	(Delaware)
MADISON-MF Henderson NV LLC	(Delaware)
MCPF-SP Henderson LLC	(Delaware)	(90%)
MADISON-SP Henderson LLC	(Delaware)	(90%)
MADISON-IND VISTA LOGISTICS OR LLC	(Delaware)
MADISON-SPECHT VISTA LOGISTICS LLC	(Delaware)	(95%)
MADISON-MF MCCADDEN CA LLC	(Delaware)
NYLM Alternatives LLC	(Delaware)
CVP Holdings, LLC	(Delaware)
CVP CLO Manager, LLC	(Delaware)
Credit Value Partners, LLC	(Delaware)
CHIPC Evergreen General, LLC	(Delaware)
CHIPC Evergreen Intermediate Fund, LP	(Cayman Islands)
CVP High Income Private Credit Master Fund, LP	(Cayman Islands)
CVP High Income Private Credit Evergreen Fund (Cayman), LP	(Cayman Islands)
CVP High Income Private Credit Evergreen Fund, LP	(Delaware)
CVP Loan Servicing LLC	(Delaware)
CHIPC PE General, LLC	(Delaware)
CHIPC PE Intermediate Fund, LP	(Cayman Islands)
CVP High Income Private Equity PE Fund (Cayman), LP	(Cayman Islands)
CVP High Income Private Credit PE Fund, LP	(Delaware)
CVP Distressed Fund, LLC	(Delaware)
CVF IV General, LLC	(Delaware)
Credit Value Fund IV, LP	(Delaware)
Credit Value Fund (Cayman) IV, LP	(Cayman Islands)
Credit Value Intermediate Fund IV, LP	(Cayman Islands)
Credit Value Master Fund IV-A, LP	(Cayman Islands)
Credit Value Master Fund IV-B, LP	(Cayman Islands)
CVP SPV LLC	(Delaware)
NYLIM Flatiron CLO 2004-1 Ltd.	(Cayman Islands)[7]
NYLIM Flatiron CLO 2004-1 Equity Holdings LLC, Series A	(Delaware)
NYLIM Flatiron CLO 2006-1 Ltd.	(Cayman Islands)
NYLIM Flatiron CLO 2006-1 Equity Holdings LLC, Series A	(Delaware)
Flatiron CLO 2007-1 Ltd.	(Cayman Islands)
NYLIM Flatiron CLO 2007-1 Equity Holdings LLC, Series A	(Cayman Islands)
Flatiron CLO 2011-1 Ltd.	(Cayman Islands)
Flatiron CLO 2012-1 Ltd.	(Cayman Islands)
Flatiron CLO 2013-1-Ltd.	(Cayman Islands)
Flatiron CLO 2014-1-Ltd.	(Cayman Islands)
Flatiron CLO 2015-1 Ltd.	(Cayman Islands)
Flatiron CLO 17 Ltd.	(Cayman Islands)	(NYL Investors 100% Equity)
Stratford CDO 2001-1 Ltd.	(Cayman Islands)
Silverado CLO 2006-II Limited	(Cayman Islands)
Silverado 2006-II Equity Holdings LLC, Series A	(Cayman Islands)
NYLIFE LLC	(Delaware)
Eagle Strategies LLC	(Delaware)
New York Life Capital Corporation	(Delaware)
New York Life Trust Company	(New York)
NYL Executive Benefits LLC	(Delaware)
NYLIFE Securities LLC	(Delaware)
NYLINK Insurance Agency Incorporated	(Delaware)
NYLUK I Company	(United Kingdom)
NYLUK II Company	(United Kingdom)
Gresham Mortgage	(United Kingdom)
W Construction Company	(United Kingdom)
WUT	(United Kingdom)
WIM (AIM)	(United Kingdom)
Silver Spring, LLC	(Delaware)
Silver Spring Associates, L.P.	(Pennsylvania)
SCP 2005-C21-002 LLC	(Delaware)
SCP 2005-C21-003 LLC	(Delaware)
SCP 2005-C21-006 LLC	(Delaware)
SCP 2005-C21-007 LLC	(Delaware)
SCP 2005-C21-008 LLC	(Delaware)
SCP 2005-C21-009 LLC	(Delaware)
SCP 2005-C21-017 LLC	(Delaware)
SCP 2005-C21-018 LLC	(Delaware)
SCP 2005-C21-021 LLC	(Delaware)
SCP 2005-C21-025 LLC	(Delaware)
SCP 2005-C21-031 LLC	(Delaware)
SCP 2005-C21-036 LLC	(Delaware)
SCP 2005-C21-041 LLC	(Delaware)
SCP 2005-C21-043 LLC	(Delaware)
SCP 2005-C21-044 LLC	(Delaware)
SCP 2005-C21-048 LLC	(Delaware)
SCP 2005-C21-061 LLC	(Delaware)
SCP 2005-C21-063 LLC	(Delaware)
SCP 2005-C21-067 LLC	(Delaware)
SCP 2005-C21-069 LLC	(Delaware)
SCP 2005-C21-070 LLC	(Delaware)
NYMH-Ennis GP, LLC	(Delaware)
NYMH-Ennis, L.P.	(Texas)
NYMH-Freeport GP, LLC	(Delaware)
NYMH-Freeport, L.P.	(Texas)
NYMH-Houston GP, LLC	(Delaware)
NYMH-Houston, L.P.	(Texas)
NYMH-Plano GP, LLC	(Delaware)
NYMH-Plano, L.P.	(Texas)
NYMH-San Antonio GP, LLC	(Delaware)
NYMH-San Antonio, L.P.	(Texas)
NYMH-Stephenville GP, LLC	(Delaware)
NYMH-Stephenville, L.P.	(Texas)
NYMH-Taylor GP, LLC	(Delaware)
NYMH-Taylor, L.P.	(Texas)
NYMH-Attleboro MA, LLC	(Delaware)
NYMH-Farmingdale, NY LLC	(Delaware)
NYLMDC-King of Prussia GP, LLC	(Delaware)
NYLMDC-King of Prussia Realty, LP	(Delaware)
NYLife Real Estate Holdings LLC	(Delaware)
Huntsville NYL LLC	(Delaware)
CC Acquisitions, LP	(Delaware)
REEP-IND Continental NC LLC	(Delaware)
LRC-Patriot, LLC	(Delaware)	(93%)
REEP-LRC Industrial LLC	(Delaware)
REEP-IND Forest Park NJ LLC	(Delaware)
FP Building 4 LLC	(Delaware)
FP Building 1-2-3 LLC	(Delaware)
FP Building 17, LLC	(Delaware)
FP Building 18, LLC	(Delaware)
FP Building 19, LLC	(Delaware)
FP Building 20, LLC	(Delaware)
FP Mantua Grove LLC	(Delaware)
FP Lot 1.01 LLC	(Delaware)
REEP-IND NJ LLC	(Delaware)
NJIND JV LLC	(Delaware)
NJIND Hook Road LLC	(Delaware)
NJIND Raritan Center LLC	(Delaware)
NJIND Talmadge Road LLC	(Delaware)
NJIND Bay Avenue LLC	(Delaware)
NJIND Melrich Road LLC	(Delaware)
NJIND Carter Drive LLC	(Delaware)
NJIND Corbin Street LLC	(Delaware)
REEP-IND Valwood TX LLC	(Delaware)
REEP-MF Cumberland TN LLC	(Delaware)
Cumberland Apartments, LLC	(Tennessee)
REEP-MF Enclave TX LLC	(Delaware)
Enclave CAF LLC	(Delaware)
REEP-MF Marina Landing WA LLC	(Delaware)
REEP-SP Marina Landing LLC	(Delaware)	(98%)
REEP-MF Mira Loma II TX LLC	(Delaware)
Mira Loma II, LLC	(Delaware)	(50%)
REEP-MF Summitt Ridge CO LLC	(Delaware)
Summitt Ridge Apartments, LLC	(Delaware)
REEP-MF Woodridge IL LLC	(Delaware)
REEP-OF Centerpointe VA LLC	(Delaware)
Centerpointe (Fairfax) Holdings LLC	(Delaware)	(50%)
REEP-OFC 525 N Tryon NC LLC	(Delaware)
525 Charlotte Office LLC	(Delaware)	(95%)
REEP-OFC 575 Lex NY LLC	(Delaware)
REEP-OFC 575 Lex NY GP LLC	(Delaware)
Maple REEP-OFC 575 Lex Holdings LP	(Delaware)	(50%)
Maple REEP-OFC 575 Lex Owner LLC	(Delaware)	(50%)
REEP OFC Westory DC LLC	(Delaware)
REEP-RTL SASI GA LLC	(Delaware)
REEP-RTL Bradford PA LLC	(Delaware)
REEP-OFC Royal Centre GA LLC	(Delaware)
Royal Centre, LLC	(Delaware)	(90%)
REEP-RTL CTC NY LLC	(Delaware)
REEP-OFC 5005 LBJ Freeway TX LLC	(Delaware)	(97%)
5005 LBJ Tower LLC	(Delaware)	(97%)
REEP-MF SPENCER NV LLC	(Delaware)
REEP-HZ SPENCER JV LLC	(Delaware)	(92.7%)
REEP-HZ SPENCER LLC	(Delaware)	(92.7%)
REEP-OFC/RTL MARKET ROSS TX LLC	(Delaware)
MARKET ROSS TX JV LLC	(Delaware)
MARKET ROSS TX GARAGE OWNER LLC	(Delaware)
MARKET ROSS TX OFFICE OWNER LLC	(Delaware)
MARKET ROSS TX RETAIL OWNER LLC	(Delaware)
REEP-OFC Mallory TN LLC	(Delaware)
3665 Mallory JV LLC	(Delaware)	(90.9%)
REEP-OFC WATER RIDGE NC LLC	(Delaware)
2015 DIL PORTFOLIO HOLDINGS LLC	(Delaware)	(NYLIC: 62.307692%; NYLIAC: 37.692308%)
CT 611 W. JOHNSON AVE LLC	(Delaware)
CT 550 RESEARCH PKWY LLC	(Delaware)
CT 160 CORPORATE COURT LLC	(Delaware)
NJ 663 E. CRESCENT AVE LLC	(Delaware)
NJ 1881 ROUTE 46 LLC	(Delaware)
PA 180 KOST RD LLC	(Delaware)
Cortlandt Town Center LLC	(Delaware)
REEP-IND 10 WEST AZ LLC	(Delaware)
REEP-IND Aegean MA LLC	(Delaware)
REEP-IND CHINO CA LLC	(Delaware)
REEP-IND FREEDOM MA LLC	(Delaware)
REEP-IND Fridley MN LLC	(Minnesota)
REEP-IND Green Oaks IL LLC	(Delaware)
REEP-IND Kent LLC	(Delaware)
REEP-IND LYMAN MA LLC	(Delaware)
REEP-IND RTG NC LLC	(Delaware)
REEP-MF Chandler AZ LLC	(Delaware)
REEP-MF FOUNTAIN PLACE MN LLC	(Delaware)
REEP-MF Issaquah WA LLC	(Delaware)
REEP-MF Mount Vernon GA LLC	(Delaware)
REEP-MF Verde NC LLC	(Delaware)
REEP-MF Wallingford WA LLC	(Delaware)
REEP-OFC Bellevue WA LLC	(Delaware)
REEP-OFC DRAKES LANDING CA LLC	(Delaware)
REEP-OFC CORPORATE POINTE CA LLC	(Delaware)
REEP-OFC VON KARMAN CA LLC	(Delaware)
REEP-OFC WATER RIDGE NC HOLDCO LLC	(Delaware)
REEP-OFC ONE WATER RIDGE NC LLC	(Delaware)
REEP-OFC TWO WATER RIDGE NC LLC	(Delaware)
REEP-OFC FOUR WATER RIDGE NC LLC	(Delaware)
REEP-OFC FIVE WATER RIDGE NC LLC	(Delaware)
REEP-OFC SIX WATER RIDGE NC LLC	(Delaware)
REEP-OFC SEVEN WATER RIDGE NC LLC	(Delaware)
REEP-OFC EIGHT WATER RIDGE NC LLC	(Delaware)
REEP-OFC NINE WATER RIDGE NC LLC	(Delaware)
REEP-OFC TEN WATER RIDGE NC LLC	(Delaware)
REEP-OFC ELEVEN WATER RIDGE NC LLC	(Delaware)
REEP-MF FOUNTAIN PLACE MN LLC	(Delaware)
REEP-MF FOUNTAIN PLACE LLC	(Delaware)
REEP-OFC ONE BOWDOIN SQUARE MA LLC	(Delaware)
PTC Acquisitions, LLC	(Delaware)
Martingale Road LLC	(Delaware)
New York Life Funding	(Cayman Islands)[8]
New York Life Global Funding	(Delaware)[8]
NYL Equipment Issuance Trust	(Delaware)[9]
NYL Equipment Issuance Trust 2014-2	(Delaware)[9]
Government Energy Savings Trust 2003-A (GEST)	(New York)[9]
UFI-NOR Federal Receivables Trust, Series 2009B	(New York)[9]
NYLARC Holding Company Inc.	(Arizona)[8]
New York Life Agents Reinsurance Company	(Arizona)[8]

(+)

By including the indicated corporations in this list, New York Life is not stating or admitting that said corporations are under its actual control; rather, these corporations are listed here to ensure full compliance with the requirements of this Form N-4.

(*)

Registered investment company as to which New York Life and/or its subsidiaries perform one or more of the following services: investment management, administrative, distribution, transfer agency and underwriting services. It is not a subsidiary of New York Life and is included for informational purposes only.

(†)

New York Life Investment Management LLC serves as investment adviser to this entity, the shares of which are held of record by separate accounts of NYLIAC. New York Life disclaims any beneficial ownership and control of this entity. New York Life and NYLIAC as depositors of said separate accounts have agreed to vote their shares as to matters covered in the proxy statement in accordance with voting instructions received from holders of variable annuity and variable life insurance policies at the shareholders meeting of this entity. It is not a subsidiary of New York Life, but is included here for informational purposes only.

1	NYL Cayman Holdings Ltd. owns 15.62%.
2	NYL Worldwide Capital Investment LLC owns 0.002%.
3	NYLIC owns 13.64%, NYLIAC owns 0.00%, and MacKay owns 0.72% for a total ownership of 14.36%.
4	NYLCAP Manager LLC owns 24.66% of the voting management shares. NYLCAP India Funding LLC owns 36% of non-voting carry shares.
5	NYLCAP Manager LLC owns 24.66% of the voting management shares. NYLCAP India Funding III LLC owns 31.36% of non-voting carry shares.
6	Private Advisors Hedged Equity Fund (QP), L.P. owns 33.61% and PA Hedged Equity Fund, L.P. owns 66.39% of the Master Fund.
7	Control of each CLO/CDO and other entities is pursuant to an investment management contract with NYLIM or affiliate, not through ownership of voting interests unless, otherwise, ownership noted.
8	Control is through a reliance relationship between NYLIC and this entity, not ownership of voting interests.
9	Control is through financial interest, not ownership of voting interests.

C–5

ITEM 27. NUMBER OF CONTRACT OWNERS

As of January 31, 2017 there were approximately 98,446 owners of Qualified Policies and 21,433 owners of Non-Qualified policies under this Registration Statement.

ITEM 28. INDEMNIFICATION

Article IX of the Amended and Restated By-Laws of New York Life Insurance and Annuity Corporation (“NYLIAC”) provides that NYLIAC shall indemnify and hold harmless (including the provision of a defense) certain persons to the fullest extent permitted by the Delaware General Corporation Law against all expenses, costs, judgments, penalties, fines, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amount paid in settlement) that any such person reasonably incurs or suffers if he/she is made party (or threatened to be made party) or is otherwise involved in a claim, action, suit, or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he/she is (or was) a Director or officer of NYLIAC or was serving at NYLIAC’s request as a Director, officer, or trustee of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan. Such persons also have the right to have NYLIAC pay the reasonable expenses (including reasonable attorneys’ fees) incurred in the defense of any proceedings in advance of their final disposition, subject to certain conditions. NYLIAC may also, to the extent authorized by its Board of Directors, grant rights to indemnification and to the advancement of expenses to any employee or agent of NYLIAC.

Please refer to Article IX of the Amended and Restated By-Laws of NYLIAC (Exhibit No. (6)(b)(3) hereto) for the full text of the indemnification provisions.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Directors, officers and controlling persons of the Registrant pursuant to the provisions described above, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

C–6

ITEM 29. PRINCIPAL UNDERWRITERS

(a) Investment companies (other than the Registrant) for which NYLIFE Distributors LLC is currently acting as underwriter:

NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I

NYLIAC Variable Universal Life Separate Account-I

NYLIAC MFA Separate Account-I

NYLIAC MFA Separate Account-II

NYLIAC Variable Annuity Separate Account-I

NYLIAC Variable Annuity Separate Account-II

NYLIAC Variable Annuity Separate Account-III

NYLIAC VLI Separate Account

MainStay Funds Trust

The MainStay Funds

MainStay VP Funds Trust

(b) Directors and Officers.

The principal business address of each director and officer of NYLIFE Distributors LLC is 30 Hudson Street, Jersey City, NJ 07302.

Names of Directors and Officers	Positions and Offices with Underwriter
Stephen P. Fisher	Chairman of the Board and Chief Executive Officer
Robert M. Gardner	Manager
Frank Harte	Manager, Senior Vice President & Chief Financial Officer
John W. Akkerman	Senior Managing Director, MacKay Shields Institutional Sales
Christopher O. Blunt	Senior Managing Director & President, Investment Group
Robert J. Hebron	Senior Managing Director, Advanced Markets Network
Dylan W. Huang	Senior Managing Director, Individual Annuities
Yie-Hsin Hung	Senior Vice President Investment Management
Barbara J. McInerney	Senior Managing Director, Compliance
Robert M. Barrack	Managing Director, GoldPoint Partners Institutional Sales
James J. Cristallo	Managing Director, Advanced Markets Network
David Fogel	Managing Director, Index IQ
Mark A. Gomez	Managing Director and General Counsel
John J. O’Gara	Managing Director, US Life and Agency Product Consulting
Amanda S. Parness	Managing Director, GoldPoint Partners Institutional Sales
Christopher R. Stringer	Managing Director
Robin M. Wagner	Managing Director and Chief Compliance Officer
Brian D. Wickwire	Managing Director, NYLIM Service Company, Controller and Chief Operating Officer
Karen A. Bain	Vice President - Tax
Marta Hansen	Director, Financial Operations Principal and Treasurer
Rafaela M. Herrera	Director, Compliance and Sales Material Review
Linda M. Howard	Director, Compliance, Anti-Money Laundering Officer, and Office of Foreign Assets Control Officer
George S. Shively	Secretary
Colleen A. Meade	Assistant Secretary
Elizabeth A. Sharrier	Assistant Secretary

C–7

(c) Commissions and Other Compensation

Name of Principal Underwriter	New Underwriting Discounts and Commissions	Compensation on Redemption or Annuitization	Brokerage Commission	Compensation

NYLIFE Distributors Inc.	-0-	-0-	-0-	-0-

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

All accounts and records required to be maintained by Section 31(a) of the 1940 Act and the rules under it are maintained by NYLIAC at its home office, 51 Madison Avenue, Room 0150, New York, New York 10010; New York Life – Records Division, 110 Cokesbury Road, Lebanon, New Jersey 08833 and with Iron Mountain Records Management, Inc. at both 8 Neptune Drive, Poughkeepsie, New York 12601 and Route 9W South, Port Ewen, New York 12466-0477.

ITEM 31. MANAGEMENT SERVICES – Not applicable.

ITEM 32. UNDERTAKINGS – Registrant hereby undertakes:

(a) to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

(b) to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;

(c) to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

REPRESENTATION AS TO THE REASONABLENESS OF AGGREGATE FEES AND CHARGES

New York Life Insurance and Annuity Corporation (“NYLIAC”), the sponsoring insurance company of NYLIAC Variable Annuity Separate Account-IV, hereby represents that the fees and charges deducted under the annuities described in this Registration Statement are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by NYLIAC.

C–8

SECTION 403(b) REPRESENTATIONS

Registrant represents that it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88) regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, in connection with redeemability restrictions on Section 403(b) Policies, and that paragraphs numbered (1) through (4) of that letter will be complied with.

C–9

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Amendment to the Registration Statement to be signed on its behalf in New York, New York on April 13, 2017.

NYLIAC VARIABLE ANNUITY
SEPARATE ACCOUNT - IV
(Registrant)

By:	/s/ Matthew Williams
Name: Matthew Williams
Title: Vice President

NEW YORK LIFE INSURANCE AND
ANNUITY CORPORATION
(Depositor)

By:	/s/ Matthew Williams
Name: Matthew Williams
Title: Vice President

As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Christopher Ashe *	Director
David G. Bedard*	Director
Christopher O. Blunt*	Director
John T. Fleurant*	Director and (Chief Financial Officer)
Robert M. Gardner*	Director and (Principal Accounting Officer)
Matthew M. Grove*	Director
Frank Harte*	Director
Thomas A. Hendry*	Director
Dylan W. Huang*	Director
John Y. Kim*	Director and President
Mark J. Madgett*	Director
Theodore A. Mathas*	Chairman and (Principal Executive Officer)
Amy Miller*	Director
Arthur H. Seter*	Director
Joel M. Steinberg*	Director
Matthew D. Wion*

By:	/s/ Matthew Williams
Matthew Williams
Attorney-in-Fact

April 13, 2017

*	Pursuant to Powers of Attorney incorporated herein by reference.

EXHIBIT INDEX

Exhibit Number	Description

(9)	Opinion and Consent of Thomas F. English, Esq.

(10)(a)	Consent of PricewaterhouseCoopers LLP.